UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2014

Date of reporting period: November 1, 2013 through October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Annual Report

October 31, 2014

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best- performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large- capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (Con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2014, the Nationwide Bond Index Fund (Institutional Class) returned 4.06% versus 4.14% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 193 funds as of October 31, 2014) was 5.57% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s returns are within our expectations from a portfolio management perspective. The Fund’s performance deviation in relation to the benchmark is attributable to pricing differences between the Fund and the benchmark and securities sampling resulting from our management process.

At the end of 2013, the U.S. fixed-income market continued to take cues from indicators of Federal Reserve monetary policy, including Fed speakers and economic data. While then-Vice Chair Yellen in her November 2013 testimony signaled a higher likelihood of the Fed’s maintaining quantitative easing (QE) in its current form at least through the start of 2014, the economic data improvement at the time led investors to price in a higher likelihood of a December 2013 tapering (the Fed’s reduction of its program of asset purchases). As a result, rates backed up in November 2013, although most spread sectors outperformed, given the economic data improvement. December proved to be a tough month for fixed income, with the Barclays U.S. Aggregate Bond Index posting negative returns. Following the Fed’s announcement that it would reduce its asset purchase program, the 10-year Treasury yield closed above 3.00% for the first time since 2011. The Federal Open Market Committee (FOMC) announced that, starting in January 2014, the Fed would reduce both its monthly Treasury and Agency mortgage-backed securities purchases by a rate of $5 billion per month. The Fed did not announce a preset schedule for future purchases, explaining that it would continue to monitor the economic and financial developments and adjust asset purchases at an appropriate rate. Treasurys responded to the announcement with yields pushing higher, while an equity rally caught market participants by surprise.

Going into 2014, we believed that most market observers thought that the trend of accelerating economic growth and rising bond yields that characterized 2013 would continue in 2014. These notions were shaken in January as some disappointing economic data coupled with volatility in the emerging markets fueled a rally in U.S. Treasurys. The 10-year yield ended January 2014 at 2.64%, the lowest reading seen since November 2013 and well below the 3.03% close at the end of 2013. Data disappointment was not only limited to the labor markets, as broad manufacturing weakening also took place during the winter months. Furthermore, the housing sector also showed signs of weakness throughout the first quarter of 2014. From the perspective of monetary policy, we believe the signature event of the first quarter was the Fed’s more-hawkish-sounding statement (and press conference) in March 2014. The FOMC not only decided to continue its gradual pace of QE tapering but also adjusted the central bank’s forward guidance on rates. Specifically, the FOMC updated its forward guidance in a move that distances the FOMC from explicit unemployment rate targeting. Rather than focusing on the former 6.5% target, over which the FOMC had little direct control and which disregarded a large degree of the weakness in the labor market, the Fed suggested it would now take “into account a wide range of information” when judging slack in the labor force. The FOMC’s expectations about the path of interest rates indicated the possibility of a sooner-than-expected and a steeper rate increase. While the market for federal funds rate futures priced in the changed expectations, FOMC Chair Yellen has since been taking opportunities to warn against “reading too much into” those changes and suggests that the policy language has not meaningfully changed and remains highly accommodative.

After a couple of dismal months of data at the start of 2014, labor markets showed signs of improvement as the year’s first quarter gave way to the second. Similar to the first quarter’s labor market dynamics, the manufacturing sector

4

Fund Commentary (con’t.)	Nationwide Bond Index Fund

rebounded meaningfully in the second quarter after dropping off significantly in February amid harsh winter weather conditions across much of the country. While displaying more mixed results and some decent degree of sluggishness, the housing market did continue to improve in the second quarter. In both its April and June meetings, the Fed’s monetary-policy-setting FOMC stepped down, or tapered, its QE asset purchase program by $10 billion a month.

The July FOMC meeting reconfirmed the Fed’s three criteria for judging economic health: inflation, labor markets and the housing sector. Fed officials saw inflation ticking up slightly and moving closer to expectations, but despite another month of solid payroll growth and a drop in the unemployment rate, the FOMC still deemed the factors of “significant underutilization” in the U.S. labor market and slow growth in the housing market sufficient reasons to reinforce a continued dovish stance. The market eagerly anticipated the August 2014 release of the July FOMC minutes and Chair Yellen’s speech during the economic symposium at Jackson Hole, Wyoming. The July minutes released just a couple of days before Chair Yellen’s speech were seen as somewhat hawkish, but the market reaction was fairly muted as investors quickly shifted their focus to Jackson Hole. Yellen’s speech at Jackson Hole was perhaps less dovish and more balanced than what the market was expecting, yet still she suggested that while labor market improvement may have come faster than expected, the unemployment rate likely overstated its improvement, and a broader array of indicators were required to judge labor market conditions. Finally, the September 2014 policy statement reinforced the fact that there appears to be an increasingly active debate within the FOMC over the appropriate path of interest-rate policy, given how far the economy has come.

The market experienced an unprecedented amount of volatility in October 2014. Of note, on October 15, 2014, the yield on the 10-year Treasury traded in a 37-basis-points range, reaching a high of 2.23% and a low of 1.86%. No clearcut catalyst emerged for the move, but observers have speculated that crowded positioning and fear about a recession in Europe contributed to the spike in volatility. Credit spreads also widened in mid-October, but most sectors retraced the move by the end of the month. The five- to 30-year yield spread curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened at the beginning of October 2014, but this trend reversed toward the end of October as the yield curve flattened to a level close to where it began.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities and foreign securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Index Fund

Objective

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

U.S. Treasury Notes	29.5%
U.S. Government Mortgage Backed Agencies	28.7%
Corporate Bonds	24.1%
U.S. Treasury Bonds	5.7%
Sovereign Bonds	3.4%
U.S. Government Sponsored & Agency Obligations	2.9%
Mutual Funds	2.1%
Commercial Mortgage Backed Securities	2.1%
Municipal Bonds	1.0%
Asset-Backed Securities	0.4%
Yankee Dollars	0.4%
Repurchase Agreement††	0.0%
Liabilities in excess of other assets	(0.3)%
100.0%

Top Industries†††

Banks	4.2%
Oil, Gas & Consumable Fuels	2.0%
Electric Utilities	1.5%
Capital Markets	1.4%
Media	1.3%
Diversified Telecommunication Services	1.2%
Insurance	1.0%
Gas Utilities	1.0%
Pharmaceuticals	0.9%
Health Care Providers & Services	0.8%
Other Industries*	84.7%
100.0%

Top Holdings†††

Fidelity Institutional Money Market Fund — Institutional Class	2.1%
U.S. Treasury Notes, 0.38%, 10/31/16	1.9%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 11/15/44	1.4%
U.S. Treasury Notes, 0.25%, 02/29/16	1.3%
Federal National Mortgage Association Pool TBA, 3.50%, 11/25/44	1.3%
Government National Mortgage Association II Pool TBA, 3.00%, 11/15/44	1.0%
U.S. Treasury Notes, 1.50%, 10/31/19	1.0%
Federal National Mortgage Association Pool TBA, 2.50%, 11/25/29	1.0%
Federal National Mortgage Association Pool TBA, 4.00%, 11/25/44	1.0%
U.S. Treasury Notes, 2.00%, 01/31/16	0.9%
Other Holdings*	87.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.64%	3.56%	3.96%
	w/SC2	1.32%	2.34%	3.35%
Class C3	w/o SC1	2.89%	2.91%	3.32%
	w/SC4	1.89%	2.91%	3.32%
Institutional Class[5]		4.06%	3.96%	4.36%
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]

Prior to February 28, 2011, a 5.75% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]

These returns are based on the previous performance of the Fund for the period through December 31, 2005 of Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C would have been lower.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	0.68%
Class C	1.29%
Institutional Class	0.27%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Bond Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,021.40	3.36	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.88	3.36	0.66
Class C Shares	Actual	(a)	1,000.00	1,017.00	6.81	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Institutional Class Shares	Actual	(a)	1,000.00	1,022.50	1.33	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.89	1.33	0.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2014

Nationwide Bond Index Fund

Asset-Backed Securities 0.4%

	Principal Amount	Market Value

Automobiles 0.2%
Ally Auto Receivables Trust, Series 2012-4, Class A4, 0.80%, 10/16/17	$1,000,000	$1,001,384
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94%, 12/15/17	700,000	714,232

		1,715,616

Credit Card 0.2%
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 07/15/20	1,191,000	1,339,003
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	797,115

		2,136,118

Total Asset-Backed Securities (cost $3,868,497)		3,851,734

Commercial Mortgage Backed Securities 2.1%
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4, 5.45%, 01/15/49	1,544,250	1,667,132
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46	650,000	697,925
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500,000	515,608
COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.05%, 04/10/47	750,000	799,742
CW Capital Cobalt Ltd., Series 2007-C3, Class A4, 5.77%, 05/15/46 (a)	435,896	476,913
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series K003, Class A5, 5.09%, 03/25/19	100,000	112,777
Series K004, Class A1, 3.41%, 05/25/19	299,556	315,703
Series K006, Class A1, 3.40%, 07/25/19	201,420	212,259
Series K014, Class A1, 2.79%, 10/25/20	73,158	75,959
Series K020, Class A2, 2.37%, 05/25/22	600,000	594,344
Series K026, Class A2, 2.51%, 11/25/22	200,000	198,237
Series K031, Class A2, 3.30%, 04/25/23 (a)	100,000	104,269
Series K033, Class A2, 3.06%, 07/25/23 (a)	100,000	102,376
Series K037, Class A2, 3.49%, 01/25/24	200,000	211,007
Series K038, Class A1, 2.60%, 10/25/23	196,842	201,126
Series K038, Class A2, 3.39%, 03/25/24	800,000	837,092
Series K713, Class A2, 2.31%, 03/25/20	500,000	506,217

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Federal National Mortgage Association-ACES, Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	$150,000	$152,444
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class A4, 5.86%, 04/15/45 (a)	1,000,000	1,057,874
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	1,971,281	2,105,760
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	321,626
Series 2011-C5, Class A3, 4.17%, 08/15/46	600,000	650,377
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 5.88%, 08/12/49 (a)	857,000	939,116
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 02/15/46	1,300,000	1,286,963
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class A5, 5.71%, 05/15/43 (a)	1,900,000	2,017,877
Series 2007-C33, Class A4, 5.94%, 02/15/51 (a)	1,392,519	1,495,840
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 03/15/45	500,000	497,722

Total Commercial Mortgage Backed Securities (cost $16,937,841)		18,154,285

Corporate Bonds 24.1%
Aerospace & Defense 0.3%
Boeing Capital Corp.,
4.70%, 10/27/19	250,000	280,440
Boeing Co. (The),
4.88%, 02/15/20	200,000	226,192
General Dynamics Corp.,
3.88%, 07/15/21	150,000	161,626
L-3 Communications Corp.,
4.95%, 02/15/21	250,000	273,423
Lockheed Martin Corp.,
4.07%, 12/15/42	191,000	186,609
Northrop Grumman Corp.,
4.75%, 06/01/43	250,000	264,563
Raytheon Co.,
6.40%, 12/15/18	144,000	169,380
3.13%, 10/15/20	250,000	260,120
Rockwell Collins, Inc.,
5.25%, 07/15/19	70,000	78,937

10

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
United Technologies Corp.,
6.13%, 07/15/38	$150,000	$194,131
4.50%, 06/01/42	250,000	266,844

		2,362,265

Airlines 0.1%
American Airlines Pass Through Trust,
Series 2013-2, Class A, 4.95%, 07/15/24	235,992	252,512
Delta Air Lines Pass Through Trust,
Series 2012-1, Class A, 4.75%, 05/07/20	224,198	238,210
Southwest Airlines Co.,
5.13%, 03/01/17	103,000	111,135
United Airlines Pass Through Trust,
Series 2013-1, Class A, 4.30%, 02/15/27	250,000	257,500

		859,357

Auto Components 0.1%
Delphi Corp.,
4.15%, 03/15/24	150,000	153,915
Johnson Controls, Inc.,
1.40%, 11/02/17	500,000	497,475
4.25%, 03/01/21	100,000	107,772

		759,162

Automobiles 0.2%
American Honda Finance Corp.,
2.25%, 08/15/19	500,000	502,477
Ford Motor Co.,
7.45%, 07/16/31	350,000	467,792
Toyota Motor Credit Corp.,
2.10%, 01/17/19	350,000	352,241
2.13%, 07/18/19	350,000	350,381

		1,672,891

Banks 4.2%
Abbey National Treasury Services PLC,
4.00%, 04/27/16	125,000	130,764
Banco do Brasil SA,
3.88%, 10/10/22	300,000	282,903
Bank of America Corp.,
5.25%, 12/01/15	513,000	535,644
5.63%, 10/14/16	440,000	476,393
3.88%, 03/22/17	500,000	526,658
2.00%, 01/11/18	300,000	300,455
5.63%, 07/01/20	250,000	283,889
5.70%, 01/24/22	250,000	287,293
4.10%, 07/24/23	250,000	260,503
4.25%, 10/22/26	645,000	641,087
5.88%, 02/07/42	250,000	303,204
5.00%, 01/21/44	400,000	432,985

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of America NA,
6.00%, 06/15/16	$205,000	$220,490
5.30%, 03/15/17	500,000	542,161
Bank of Montreal,
1.30%, 07/15/16	500,000	504,899
Bank of New York Mellon Corp. (The),
2.30%, 07/28/16	450,000	462,070
2.30%, 09/11/19	500,000	501,359
Bank of Nova Scotia,
2.90%, 03/29/16	650,000	669,451
Bank One Corp.,
8.00%, 04/29/27	202,000	272,552
Barclays Bank PLC,
5.14%, 10/14/20	250,000	271,058
BB&T Corp.,
2.15%, 03/22/17	400,000	407,720
BNP Paribas SA,
3.60%, 02/23/16	250,000	258,558
2.70%, 08/20/18	500,000	510,605
4.25%, 10/15/24	250,000	250,895
BPCE SA,
4.00%, 04/15/24	250,000	258,037
Branch Banking & Trust Co.,
1.45%, 10/03/16	250,000	252,375
Canadian Imperial Bank of Commerce,
1.35%, 07/18/16	500,000	505,856
Capital One Financial Corp.,
3.75%, 04/24/24	100,000	101,231
Capital One NA,
2.40%, 09/05/19	250,000	248,749
Citigroup, Inc.,
3.95%, 06/15/16	675,000	705,696
5.85%, 08/02/16	287,000	310,047
6.13%, 11/21/17	500,000	562,300
3.38%, 03/01/23	350,000	349,226
3.88%, 10/25/23	350,000	360,157
3.75%, 06/16/24	300,000	304,713
5.50%, 09/13/25	250,000	276,814
6.63%, 06/15/32	232,000	283,184
5.88%, 02/22/33	82,000	92,540
Commonwealth Bank of Australia,
1.90%, 09/18/17	250,000	252,843
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
3.38%, 01/19/17	250,000	262,506
5.25%, 05/24/41	125,000	143,477
5.75%, 12/01/43	250,000	290,499
Credit Suisse,
2.30%, 05/28/19	250,000	249,028
3.00%, 10/29/21	500,000	494,331
Discover Bank,
7.00%, 04/15/20	300,000	355,383

11

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Fifth Third Bancorp,
3.63%, 01/25/16	$150,000	$155,074
3.50%, 03/15/22	300,000	307,134
HSBC Bank USA NA,
5.88%, 11/01/34	498,000	607,014
HSBC Holdings PLC,
4.00%, 03/30/22	500,000	531,754
4.25%, 03/14/24	250,000	256,888
HSBC USA, Inc.,
1.63%, 01/16/18	500,000	499,140
2.63%, 09/24/18	250,000	257,133
Intesa Sanpaolo SpA,
3.88%, 01/15/19	200,000	207,928
JPMorgan Chase & Co.,
3.15%, 07/05/16	400,000	413,724
2.20%, 10/22/19	500,000	493,030
4.63%, 05/10/21	500,000	547,585
3.38%, 05/01/23	250,000	244,032
3.63%, 05/13/24	350,000	353,365
5.60%, 07/15/41	350,000	414,324
4.85%, 02/01/44	250,000	267,528
JPMorgan Chase Bank NA,
6.00%, 07/05/17	530,000	590,724
KeyCorp,
5.10%, 03/24/21	150,000	168,222
Korea Development Bank (The),
3.25%, 03/09/16	500,000	513,215
Korea Finance Corp.,
4.63%, 11/16/21	200,000	219,593
Kreditanstalt fuer Wiederaufbau,
5.13%, 03/14/16	400,000	425,669
2.00%, 06/01/16	500,000	512,259
4.38%, 03/15/18	800,000	882,180
1.00%, 06/11/18	1,000,000	987,932
2.75%, 09/08/20	550,000	574,380
Landwirtschaftliche Rentenbank,
5.13%, 02/01/17	600,000	656,568
National Australia Bank Ltd.,
1.30%, 07/25/16	250,000	252,033
Oesterreichische Kontrollbank AG,
4.88%, 02/16/16	250,000	264,196
PNC Bank NA,
2.95%, 01/30/23	350,000	339,855
3.30%, 10/30/24	250,000	249,676
PNC Funding Corp.,
5.25%, 11/15/15	246,000	256,956
5.13%, 02/08/20	400,000	451,206
Royal Bank of Canada,
1.40%, 10/13/17	315,000	315,330
2.20%, 07/27/18	500,000	507,894
Royal Bank of Scotland PLC (The),
4.38%, 03/16/16	500,000	522,338

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
State Street Bank & Trust Co.,
5.30%, 01/15/16	$200,000	$210,658
State Street Corp.,
4.38%, 03/07/21	300,000	331,752
Sumitomo Mitsui Banking Corp.,
1.80%, 07/18/17	500,000	503,644
SunTrust Banks, Inc.,
3.60%, 04/15/16	150,000	155,453
3.50%, 01/20/17	350,000	366,599
Toronto-Dominion Bank (The),
2.38%, 10/19/16	250,000	257,590
1.40%, 04/30/18	250,000	247,218
US Bancorp,
1.65%, 05/15/17	350,000	353,704
4.13%, 05/24/21	100,000	108,284
3.60%, 09/11/24	250,000	250,914
US Bank NA,
2.13%, 10/28/19	500,000	497,065
Wells Fargo & Co.,
3.68%, 06/15/16 (b)	550,000	575,028
5.13%, 09/15/16	144,000	154,655
1.50%, 01/16/18	750,000	746,731
2.15%, 01/15/19	500,000	501,788
3.00%, 01/22/21	500,000	507,876
5.38%, 02/07/35	118,000	136,426
5.61%, 01/15/44	483,000	555,459
Westpac Banking Corp.,
2.25%, 07/30/18	500,000	507,644

		37,206,955

Beverages 0.5%
Anheuser-Busch Cos. LLC,
5.00%, 03/01/19	164,000	183,115
6.00%, 11/01/41	103,000	129,645
Anheuser-Busch InBev Finance, Inc.,
4.63%, 02/01/44	350,000	364,037
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, 04/15/20	200,000	224,216
2.50%, 07/15/22	250,000	239,708
Beam, Inc.,
5.38%, 01/15/16	105,000	110,598
Coca-Cola Co. (The),
3.15%, 11/15/20	200,000	209,629
3.20%, 11/01/23	400,000	404,519
Diageo Capital PLC,
1.13%, 04/29/18	350,000	343,402
Diageo Investment Corp.,
2.88%, 05/11/22	500,000	498,310
Dr Pepper Snapple Group, Inc.,
3.20%, 11/15/21	250,000	253,537
Molson Coors Brewing Co.,
3.50%, 05/01/22	250,000	256,043
Pepsi Bottling Group, Inc. (The),
Series B, 7.00%, 03/01/29	144,000	197,128

12

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
PepsiCo, Inc.,
3.13%, 11/01/20	$200,000	$207,361
3.60%, 03/01/24	250,000	257,482
3.60%, 08/13/42	300,000	268,371

		4,147,101

Biotechnology 0.3%
Amgen, Inc.,
2.30%, 06/15/16	200,000	204,413
3.45%, 10/01/20	200,000	208,020
3.63%, 05/22/24	400,000	400,626
6.40%, 02/01/39	300,000	370,781
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/20	100,000	107,500
Celgene Corp.,
3.25%, 08/15/22	200,000	201,016
4.63%, 05/15/44	150,000	153,291
Genentech, Inc.,
5.25%, 07/15/35	62,000	74,202
Gilead Sciences, Inc.,
3.05%, 12/01/16	100,000	104,263
2.05%, 04/01/19	500,000	499,360
4.50%, 04/01/21	100,000	109,932
3.70%, 04/01/24	150,000	154,015

		2,587,419

Building Products 0.0%†
Owens Corning,
9.00%, 06/15/19	17,000	20,730

Capital Markets 1.4%
Ameriprise Financial, Inc.,
5.30%, 03/15/20	100,000	113,855
4.00%, 10/15/23	250,000	261,573
Bear Stearns Cos. LLC (The),
4.65%, 07/02/18	246,000	266,974
Charles Schwab Corp. (The),
2.20%, 07/25/18	150,000	151,552
Credit Suisse USA, Inc.,
5.85%, 08/16/16	300,000	325,961
7.13%, 07/15/32	195,000	268,090
Deutsche Bank AG,
3.25%, 01/11/16	500,000	514,735
4.30%, 05/24/28 (a)	250,000	243,578
Franklin Resources, Inc.,
2.80%, 09/15/22	250,000	245,908
Goldman Sachs Group, Inc. (The),
5.35%, 01/15/16	453,000	476,739
3.63%, 02/07/16	430,000	443,458
2.90%, 07/19/18	500,000	511,479
2.55%, 10/23/19	500,000	496,068
Series D, 6.00%, 06/15/20	500,000	575,238
5.75%, 01/24/22	250,000	286,707

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
4.00%, 03/03/24	$250,000	$255,755
6.13%, 02/15/33	200,000	243,569
6.75%, 10/01/37	450,000	552,417
4.80%, 07/08/44	250,000	257,621
Jefferies Group LLC,
6.88%, 04/15/21	250,000	292,398
Morgan Stanley,
3.45%, 11/02/15	200,000	205,231
1.75%, 02/25/16	500,000	505,195
3.80%, 04/29/16	200,000	207,812
4.75%, 03/22/17	500,000	537,081
2.13%, 04/25/18	250,000	250,205
2.50%, 01/24/19	350,000	352,790
7.30%, 05/13/19	400,000	477,452
5.50%, 07/28/21	150,000	170,682
4.10%, 05/22/23	350,000	353,131
3.70%, 10/23/24	500,000	498,125
4.35%, 09/08/26	250,000	250,555
7.25%, 04/01/32	226,000	307,770
Nomura Holdings, Inc.,
4.13%, 01/19/16	350,000	362,969
TD Ameritrade Holding Corp.,
3.63%, 04/01/25	250,000	247,217
UBS AG,
5.88%, 07/15/16	400,000	431,568
5.88%, 12/20/17	250,000	281,032

		12,222,490

Chemicals 0.4%
Air Products & Chemicals, Inc.,
1.20%, 10/15/17	250,000	249,255
CF Industries, Inc.,
3.45%, 06/01/23	200,000	197,143
Dow Chemical Co. (The),
4.13%, 11/15/21	150,000	158,812
3.50%, 10/01/24	250,000	246,582
4.38%, 11/15/42	350,000	330,291
E.I. du Pont de Nemours & Co.,
5.25%, 12/15/16	265,000	289,009
4.90%, 01/15/41	200,000	215,771
Eastman Chemical Co.,
3.60%, 08/15/22	250,000	254,320
Ecolab, Inc.,
4.35%, 12/08/21	100,000	109,196
Lubrizol Corp.,
6.50%, 10/01/34	103,000	135,236
LyondellBasell Industries NV,
6.00%, 11/15/21	400,000	466,000
Monsanto Co.,
2.75%, 07/15/21	500,000	494,992
4.20%, 07/15/34	70,000	71,410
Mosaic Co. (The),
5.45%, 11/15/33	250,000	280,826

13

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Praxair, Inc.,
4.05%, 03/15/21	$150,000	$162,991

		3,661,834

Commercial Services & Supplies 0.1%
CDK Global, Inc.,
4.50%, 10/15/24 (c)	250,000	248,305
GATX Corp.,
2.38%, 07/30/18	250,000	251,913
Massachusetts Institute of Technology,
4.68%, 07/01/14	75,000	81,123
Pitney Bowes, Inc.,
4.75%, 05/15/18	62,000	65,990
Republic Services, Inc.,
5.25%, 11/15/21	350,000	398,011
Science Applications International Corp.,
5.50%, 07/01/33	123,000	118,952
Waste Management, Inc.,
7.00%, 07/15/28	113,000	150,383

		1,314,677

Communications Equipment 0.1%
Cisco Systems, Inc.,
4.95%, 02/15/19	335,000	374,289
5.50%, 01/15/40	250,000	294,576
Motorola Solutions, Inc.,
4.00%, 09/01/24	150,000	148,008
7.50%, 05/15/25	144,000	180,109
Telefonaktiebolaget LM Ericsson,
4.13%, 05/15/22	150,000	156,304

		1,153,286

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 05/08/42	100,000	104,004

Construction Materials 0.1%
CRH America, Inc.,
6.00%, 09/30/16	465,000	506,425

Consumer Finance 0.3%
American Express Co.,
6.15%, 08/28/17	125,000	140,867
6.80%, 09/01/66 (a)	110,000	116,738
American Express Credit Corp.,
1.13%, 06/05/17	250,000	248,833
Capital One Bank USA NA,
3.38%, 02/15/23	250,000	246,783
Ford Motor Credit Co. LLC,
2.50%, 01/15/16	250,000	254,509
1.70%, 05/09/16	500,000	503,680
1.50%, 01/17/17	250,000	249,603
5.88%, 08/02/21	250,000	288,525
3.66%, 09/08/24	250,000	248,127

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
Synchrony Financial,
4.25%, 08/15/24	$250,000	$253,277

		2,550,942

Diversified Financial Services 0.7%
Ameritech Capital Funding Corp.,
6.45%, 01/15/18	62,000	70,515
Associates Corp. of North America,
6.95%, 11/01/18	236,000	277,004
AXA Financial, Inc.,
7.00%, 04/01/28	92,000	115,754
General Electric Capital Corp.,
5.00%, 01/08/16	205,000	215,377
5.40%, 02/15/17	415,000	454,597
5.63%, 09/15/17	550,000	614,717
1.60%, 11/20/17	500,000	502,618
5.63%, 05/01/18	500,000	565,293
5.30%, 02/11/21	250,000	283,603
Series A, 6.75%, 03/15/32	367,000	488,020
6.15%, 08/07/37	500,000	626,624
6.88%, 01/10/39	100,000	136,974
6.38%, 11/15/67 (a)	150,000	160,312
Moody’s Corp.,
4.50%, 09/01/22	100,000	106,327
Murray Street Investment Trust I,
4.65%, 03/09/17 (b)	500,000	534,048
National Rural Utilities Cooperative Finance Corp.,
5.45%, 04/10/17	400,000	441,173
Series C, 8.00%, 03/01/32	111,000	161,485
Western Union Co. (The),
6.20%, 11/17/36	100,000	102,919

		5,857,360

Diversified Telecommunication Services 1.2%
AT&T, Inc.,
0.90%, 02/12/16	500,000	500,900
2.40%, 08/15/16	250,000	256,298
2.38%, 11/27/18	300,000	303,191
3.90%, 03/11/24	500,000	510,790
6.55%, 02/15/39	310,000	384,167
5.35%, 09/01/40	275,000	293,837
4.30%, 12/15/42	417,000	387,419
4.80%, 06/15/44	150,000	150,227
British Telecommunications PLC,
9.63%, 12/15/30	191,000	301,422
Deutsche Telekom International Finance BV,
5.75%, 03/23/16	273,000	290,324
8.61%, 06/15/30	106,000	153,704
Embarq Corp.,
8.00%, 06/01/36	150,000	166,475
France Telecom SA,
9.00%, 03/01/31	133,000	198,852

14

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
GTE Corp.,
6.94%, 04/15/28	$103,000	$126,901
Orange SA,
2.75%, 02/06/19	500,000	509,780
Telefonica Emisiones SAU,
5.46%, 02/16/21	500,000	558,878
4.57%, 04/27/23	200,000	211,438
Verizon Communications, Inc.,
1.35%, 06/09/17	1,000,000	997,879
3.65%, 09/14/18	250,000	264,187
3.50%, 11/01/24	500,000	491,902
6.40%, 09/15/33	500,000	607,637
4.40%, 11/01/34	350,000	341,354
5.85%, 09/15/35	82,000	95,044
3.85%, 11/01/42	250,000	220,291
6.55%, 09/15/43	750,000	941,394
5.01%, 08/21/54 (c)	150,000	152,917
Verizon Global Funding Corp.,
7.75%, 12/01/30	510,000	701,023

		10,118,231

Electric Utilities 1.5%
Alabama Power Co.,
5.70%, 02/15/33	276,000	340,894
4.15%, 08/15/44	150,000	153,361
Ameren Illinois Co.,
2.70%, 09/01/22	350,000	346,691
Appalachian Power Co.,
Series L, 5.80%, 10/01/35	144,000	171,145
Arizona Public Service Co.,
5.50%, 09/01/35	150,000	180,152
Baltimore Gas & Electric Co.,
5.90%, 10/01/16	115,000	125,432
Berkshire Hathaway Energy Co.,
5.15%, 11/15/43	250,000	282,352
Cleveland Electric Illuminating Co. (The),
5.50%, 08/15/24	200,000	233,676
Consolidated Edison Co. of New York, Inc.,
Series 05-C, 5.38%, 12/15/15	123,000	129,328
Series 08-A, 5.85%, 04/01/18	500,000	569,789
Series 03-A, 5.88%, 04/01/33	82,000	97,494
Dominion Resources, Inc.,
5.20%, 08/15/19	100,000	113,510
Series B, 5.95%, 06/15/35	174,000	212,976
DTE Electric Co.,
3.65%, 03/15/24	250,000	261,811
DTE Energy Co.,
6.35%, 06/01/16	287,000	310,480
Duke Energy Carolinas LLC,
4.30%, 06/15/20	500,000	550,681
Duke Energy Corp.,
3.05%, 08/15/22	200,000	199,921

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Duke Energy Indiana, Inc.,
3.75%, 07/15/20	$100,000	$107,141
Duke Energy Ohio, Inc.,
Series A, 5.40%, 06/15/33	51,000	57,922
Entergy Corp.,
5.13%, 09/15/20	300,000	325,945
Exelon Corp.,
5.63%, 06/15/35	250,000	283,513
Exelon Generation Co. LLC,
5.75%, 10/01/41	150,000	164,410
Florida Power & Light Co.,
5.85%, 02/01/33	70,000	86,959
5.95%, 10/01/33	53,000	68,182
5.40%, 09/01/35	90,000	108,977
5.65%, 02/01/37	200,000	248,630
Florida Power Corp.,
5.90%, 03/01/33	247,000	296,745
Great Plains Energy, Inc.,
4.85%, 06/01/21	100,000	110,111
Hydro Quebec,
Series GF, 8.88%, 03/01/26	109,000	158,680
LG&E and KU Energy LLC,
3.75%, 11/15/20	500,000	523,057
MidAmerican Energy Co.,
5.80%, 10/15/36	200,000	250,222
Nevada Power Co.,
5.45%, 05/15/41	100,000	121,705
Nisource Finance Corp.,
5.95%, 06/15/41	150,000	180,104
Northeast Utilities,
1.45%, 05/01/18	500,000	492,102
Ohio Power Co.,
Series K, 6.00%, 06/01/16	349,000	375,654
Series G, 6.60%, 02/15/33	164,000	216,612
Oncor Electric Delivery Co. LLC,
5.30%, 06/01/42	150,000	179,565
Pacific Gas & Electric Co.,
3.25%, 06/15/23	500,000	500,164
5.80%, 03/01/37	150,000	182,560
6.25%, 03/01/39	100,000	128,512
PacifiCorp,
5.25%, 06/15/35	123,000	145,013
PPL Capital Funding, Inc.,
5.00%, 03/15/44	250,000	270,670
Progress Energy, Inc.,
7.75%, 03/01/31	164,000	233,727
PSEG Power LLC,
5.50%, 12/01/15	287,000	301,095
Public Service Co. of Colorado,
3.60%, 09/15/42	200,000	187,907
Public Service Electric & Gas Co.,
3.95%, 05/01/42	200,000	199,000
Puget Sound Energy, Inc.,
5.48%, 06/01/35	103,000	124,928

15

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
San Diego Gas & Electric Co.,
3.95%, 11/15/41	$150,000	$150,743
Scottish Power Ltd.,
5.81%, 03/15/25	82,000	94,520
South Carolina Electric & Gas Co.,
6.05%, 01/15/38	200,000	254,833
Southern California Edison Co.,
6.00%, 01/15/34	123,000	157,470
Series 05-B, 5.55%, 01/15/36	164,000	200,620
Southern Co. (The),
1.95%, 09/01/16	250,000	254,609
Tampa Electric Co.,
5.40%, 05/15/21	250,000	292,017
Virginia Electric and Power Co.,
Series A, 5.40%, 01/15/16	103,000	108,993
Series D, 4.65%, 08/15/43	250,000	273,090
Wisconsin Electric Power Co.,
2.95%, 09/15/21	250,000	255,852
5.63%, 05/15/33	41,000	50,825
Wisconsin Power & Light Co.,
4.10%, 10/15/44	250,000	250,423
Xcel Energy, Inc.,
5.61%, 04/01/17	173,000	190,511
6.50%, 07/01/36	123,000	162,965

		13,606,976

Electrical Equipment 0.2%
Energizer Holdings, Inc.,
4.70%, 05/19/21	75,000	76,585
Honeywell International, Inc.,
5.40%, 03/15/16	250,000	266,924
5.30%, 03/01/18	500,000	559,953
PerkinElmer, Inc.,
5.00%, 11/15/21	100,000	109,043
Precision Castparts Corp.,
1.25%, 01/15/18	175,000	173,584
Thermo Fisher Scientific, Inc.,
3.60%, 08/15/21	250,000	259,359
4.15%, 02/01/24	500,000	523,219

		1,968,667

Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.,
6.50%, 11/01/17	38,000	43,130
Arrow Electronics, Inc.,
4.50%, 03/01/23	100,000	103,324
Avnet Inc,
5.88%, 06/15/20	250,000	280,538
Koninklijke Philips Electronics NV,
5.00%, 03/15/42	200,000	217,000

		643,992

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 0.1%
Baker Hughes, Inc.,
3.20%, 08/15/21	$250,000	$257,605
Halliburton Co.,
6.70%, 09/15/38	250,000	332,158
National Oilwell Varco, Inc.,
3.95%, 12/01/42	100,000	94,791
Plains Exploration & Production Co.,
6.63%, 05/01/21	130,000	142,188
Weatherford International Ltd.,
5.95%, 04/15/42	250,000	264,726

		1,091,468

Food & Staples Retailing 0.2%
CVS Health Corp.,
3.38%, 08/12/24	500,000	499,145
Kroger Co. (The),
4.00%, 02/01/24	350,000	362,989
7.50%, 04/01/31	178,000	235,762
Safeway, Inc.,
5.00%, 08/15/19	155,000	156,890
3.95%, 08/15/20	100,000	100,302
Sysco Corp.,
3.00%, 10/02/21	310,000	313,178
5.38%, 09/21/35	74,000	85,780
Walgreen Co.,
1.80%, 09/15/17	250,000	251,157
3.10%, 09/15/22	150,000	147,064

		2,152,267

Food Products 0.4%
Archer-Daniels-Midland Co.,
5.38%, 09/15/35	103,000	121,930
Bunge Ltd. Finance Corp.,
4.10%, 03/15/16	350,000	364,448
Campbell Soup Co.,
4.25%, 04/15/21	100,000	108,646
ConAgra Foods, Inc.,
7.00%, 10/01/28	154,000	197,449
4.65%, 01/25/43	66,000	65,177
General Mills, Inc.,
2.20%, 10/21/19	500,000	496,731
3.15%, 12/15/21	200,000	203,895
JM Smucker Co. (The),
3.50%, 10/15/21	250,000	260,245
Kellogg Co.,
Series B, 7.45%, 04/01/31	103,000	134,994
Kraft Foods Group, Inc.,
3.50%, 06/06/22	500,000	511,537
6.88%, 01/26/39	138,000	177,323
Mondelez International, Inc.,
4.13%, 02/09/16	250,000	260,223
4.00%, 02/01/24	200,000	206,306
6.50%, 02/09/40	100,000	126,618

16

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
Tyson Foods, Inc.,
4.50%, 06/15/22	$250,000	$266,995
3.95%, 08/15/24	250,000	254,350
Unilever Capital Corp.,
5.90%, 11/15/32	144,000	192,693

		3,949,560

Gas Utilities 0.9%
AGL Capital Corp.,
4.40%, 06/01/43	250,000	257,842
Atmos Energy Corp.,
4.13%, 10/15/44	350,000	349,692
Buckeye Partners LP,
4.15%, 07/01/23	250,000	251,884
CenterPoint Energy Resources Corp.,
4.50%, 01/15/21	212,000	232,417
DCP Midstream Operating LP,
3.88%, 03/15/23	200,000	200,272
El Paso Natural Gas Co. LLC,
8.37%, 06/15/32	50,000	66,283
Enable Midstream Partners LP,
5.00%, 05/15/44 (c)	150,000	151,387
Enbridge Energy Partners LP,
5.20%, 03/15/20	250,000	278,479
Energy Transfer Partners LP,
4.65%, 06/01/21	100,000	106,605
5.20%, 02/01/22	250,000	273,356
6.05%, 06/01/41	100,000	111,233
Enterprise Products Operating LLC,
Series L, 6.30%, 09/15/17	250,000	283,679
4.05%, 02/15/22	250,000	263,435
6.13%, 10/15/39	215,000	259,359
4.85%, 08/15/42	150,000	153,223
4.95%, 10/15/54	250,000	253,053
Kinder Morgan Energy Partners LP,
6.85%, 02/15/20	425,000	500,201
5.80%, 03/15/35	144,000	150,867
6.38%, 03/01/41	250,000	275,383
National Fuel Gas Co.,
3.75%, 03/01/23	250,000	247,780
ONEOK Partners LP,
3.38%, 10/01/22	500,000	487,754
Plains All American Pipeline LP/PAA Finance Corp.,
4.70%, 06/15/44	250,000	251,976
Sempra Energy,
4.05%, 12/01/23	200,000	212,395
6.00%, 10/15/39	100,000	124,784
Southern California Gas Co.,
3.15%, 09/15/24	250,000	251,571
Southern Natural Gas Co. LLC,
5.90%, 04/01/17 (c)	200,000	219,796
Spectra Energy Capital LLC,
6.75%, 02/15/32	123,000	146,901

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Sunoco Logistics Partners Operations LP,
3.45%, 01/15/23	$250,000	$245,342
TransCanada PipeLines Ltd.,
3.80%, 10/01/20	250,000	263,373
Williams Cos., Inc. (The),
3.70%, 01/15/23	300,000	282,012
Williams Partners LP,
7.25%, 02/01/17	100,000	112,366
5.40%, 03/04/44	250,000	262,111

		7,526,811

Health Care Providers & Services 0.8%
Aetna, Inc.,
6.63%, 06/15/36	250,000	324,971
Baxter International, Inc.,
5.38%, 06/01/18	435,000	490,654
Becton, Dickinson and Co.,
3.13%, 11/08/21	250,000	249,526
Boston Scientific Corp.,
6.40%, 06/15/16	150,000	162,490
2.65%, 10/01/18	250,000	252,498
Cardinal Health, Inc.,
3.20%, 06/15/22	200,000	200,731
CareFusion Corp.,
3.30%, 03/01/23	250,000	242,967
Cigna Corp.,
5.38%, 02/15/42	150,000	169,468
Covidien International Finance SA,
6.00%, 10/15/17	440,000	497,316
Express Scripts, Inc.,
3.90%, 02/15/22	250,000	261,515
Humana, Inc.,
3.15%, 12/01/22	250,000	245,871
Laboratory Corp. of America Holdings,
3.13%, 05/15/16	150,000	154,990
3.75%, 08/23/22	200,000	203,855
McKesson Corp.,
6.00%, 03/01/41	100,000	122,816
Medtronic, Inc.,
3.63%, 03/15/24	200,000	202,209
4.00%, 04/01/43	200,000	188,018
Quest Diagnostics, Inc.,
5.45%, 11/01/15	376,000	391,635
St. Jude Medical, Inc.,
3.25%, 04/15/23	200,000	198,896
Stryker Corp.,
1.30%, 04/01/18	350,000	345,268
UnitedHealth Group, Inc.,
5.38%, 03/15/16	205,000	218,285
1.63%, 03/15/19	250,000	245,790
5.80%, 03/15/36	417,000	511,125
WellPoint, Inc.,
3.50%, 08/15/24	250,000	248,244
4.63%, 05/15/42	350,000	355,747

17

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Zimmer Holdings, Inc.,
3.38%, 11/30/21	$150,000	$153,988

		6,638,873

Hotels, Restaurants & Leisure 0.1%
Hyatt Hotels Corp.,
5.38%, 08/15/21	100,000	113,314
Marriott International, Inc.,
Series N, 3.13%, 10/15/21	250,000	250,193
McDonald’s Corp.,
5.35%, 03/01/18	240,000	268,833
4.88%, 07/15/40	250,000	272,208
Wyndham Worldwide Corp.,
5.63%, 03/01/21	150,000	167,612
Yum! Brands, Inc.,
6.88%, 11/15/37	13,000	16,457

		1,088,617

Household Durables 0.1%
Emerson Electric Co.,
6.00%, 08/15/32	57,000	72,582
Newell Rubbermaid, Inc.,
4.70%, 08/15/20	100,000	108,289
Stanley Black & Decker, Inc.,
2.90%, 11/01/22	150,000	147,627
Whirlpool Corp.,
3.70%, 05/01/25	250,000	249,455

		577,953

Household Products 0.1%
Kimberly-Clark Corp.,
2.40%, 03/01/22	250,000	244,956
Procter & Gamble Co. (The),
1.90%, 11/01/19	250,000	248,698

		493,654

Industrial Conglomerates 0.3%
3M Co.,
5.70%, 03/15/37	50,000	63,257
Danaher Corp.,
2.30%, 06/23/16	100,000	102,565
3.90%, 06/23/21	100,000	107,965
Dover Corp.,
5.38%, 03/01/41	50,000	59,840
Eaton Corp.,
2.75%, 11/02/22	250,000	242,719
4.00%, 11/02/32	150,000	150,381
General Electric Co.,
5.25%, 12/06/17	400,000	444,894
2.70%, 10/09/22	250,000	246,735
3.38%, 03/11/24	250,000	256,656
Illinois Tool Works, Inc.,
4.88%, 09/15/41	200,000	221,606

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Ingersoll-Rand Global Holding Co., Ltd.,
2.88%, 01/15/19	$50,000	$51,122
5.75%, 06/15/43	50,000	57,689
Ingersoll-Rand Luxembourg Finance SA,
3.55%, 11/01/24	250,000	246,623
Pentair Finance SA,
1.88%, 09/15/17	250,000	251,540
Textron, Inc.,
4.30%, 03/01/24	250,000	261,217
Tyco Electronics Group SA,
3.50%, 02/03/22	150,000	154,695

		2,919,504

Information Technology Services 0.2%
Computer Sciences Corp.,
4.45%, 09/15/22	100,000	100,951
Fiserv, Inc.,
4.75%, 06/15/21	200,000	220,271
International Business Machines Corp.,
1.95%, 07/22/16	100,000	102,200
1.63%, 05/15/20	500,000	480,296
2.90%, 11/01/21	150,000	152,039
5.88%, 11/29/32	250,000	310,617
Xerox Corp.,
6.35%, 05/15/18	200,000	228,387

		1,594,761

Insurance 1.0%
ACE INA Holdings, Inc.,
2.70%, 03/13/23	250,000	243,849
Aflac, Inc.,
6.90%, 12/17/39	100,000	132,766
Alleghany Corp.,
4.95%, 06/27/22	250,000	272,800
Allstate Corp. (The),
6.50%, 05/15/67 (a)	145,000	160,769
American International Group, Inc.,
5.60%, 10/18/16	290,000	315,041
8.17%, 05/15/68 (a)	250,000	341,250
Aon Corp.,
5.00%, 09/30/20	400,000	448,713
Assurant, Inc.,
2.50%, 03/15/18	250,000	252,331
Berkshire Hathaway Finance Corp.,
1.30%, 05/15/18	500,000	494,361
Berkshire Hathaway, Inc.,
1.55%, 02/09/18	500,000	500,785
Chubb Corp. (The),
6.38%, 03/29/67 (a)	300,000	326,250
CNA Financial Corp.,
5.75%, 08/15/21	250,000	286,827
Genworth Financial, Inc.,
6.50%, 06/15/34	44,000	50,329

18

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Hartford Financial Services Group, Inc.,
6.10%, 10/01/41	$100,000	$123,726
ING US, Inc.,
5.50%, 07/15/22	250,000	281,567
Lincoln National Corp.,
4.85%, 06/24/21	50,000	55,256
6.15%, 04/07/36	160,000	194,545
Loews Corp.,
4.13%, 05/15/43	100,000	95,086
Markel Corp.,
3.63%, 03/30/23	250,000	251,069
Marsh & McLennan Cos., Inc.,
4.80%, 07/15/21	300,000	332,801
MetLife, Inc.,
1.90%, 12/15/17	500,000	504,992
3.05%, 12/15/22	250,000	248,263
5.70%, 06/15/35	86,000	104,205
4.72%, 12/15/44	250,000	264,220
6.40%, 12/15/66	200,000	224,500
Nationwide Financial Services, Inc.,
6.75%, 05/15/67 (d)	75,000	77,813
Principal Financial Group, Inc.,
3.30%, 09/15/22	250,000	250,591
Progressive Corp. (The),
3.75%, 08/23/21	150,000	159,094
6.25%, 12/01/32	113,000	144,468
Prudential Financial, Inc.,
5.38%, 06/21/20	250,000	283,849
Series B, 5.75%, 07/15/33	103,000	121,167
6.63%, 06/21/40	200,000	257,348
5.62%, 06/15/43 (a)	150,000	156,000
Reinsurance Group of America, Inc.,
5.00%, 06/01/21	100,000	109,997
SunAmerica Financial Group, Inc.,
7.50%, 07/15/25	103,000	136,922
Travelers Cos., Inc. (The),
5.75%, 12/15/17	90,000	101,572
Travelers Property Casualty Corp.,
6.38%, 03/15/33	133,000	171,559
Willis Group Holdings PLC,
5.75%, 03/15/21	100,000	112,392

		8,589,073

Internet & Catalog Retail 0.1%
eBay, Inc.,
1.35%, 07/15/17	500,000	496,406
3.25%, 10/15/20	100,000	100,644
Expedia, Inc.,
5.95%, 08/15/20	150,000	167,980
QVC, Inc.,
4.38%, 03/15/23	100,000	99,302

		864,332

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet Software & Services 0.0%†
Google, Inc.,
3.63%, 05/19/21	$100,000	$106,839

Machinery 0.2%
Caterpillar Financial Services Corp.,
5.50%, 03/15/16	205,000	218,545
2.75%, 08/20/21	500,000	502,695
Caterpillar, Inc.,
2.60%, 06/26/22	250,000	244,799
6.05%, 08/15/36	123,000	156,076
3.80%, 08/15/42	97,000	91,628
Deere & Co.,
3.90%, 06/09/42	200,000	195,360
IDEX Corp.,
4.20%, 12/15/21	200,000	208,288
John Deere Capital Corp.,
1.30%, 03/12/18	400,000	396,222

		2,013,613

Media 1.3%
21st Century Fox America, Inc.,
3.70%, 09/15/24 (c)	350,000	355,629
CBS Corp.,
1.95%, 07/01/17	350,000	354,875
3.70%, 08/15/24	250,000	249,680
5.50%, 05/15/33	82,000	90,268
Comcast Corp.,
5.90%, 03/15/16	287,000	307,150
6.50%, 01/15/17	507,000	566,148
4.25%, 01/15/33	250,000	254,761
7.05%, 03/15/33	205,000	279,562
6.50%, 11/15/35	70,000	91,752
6.95%, 08/15/37	205,000	276,445
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
3.50%, 03/01/16	250,000	258,432
4.60%, 02/15/21	250,000	269,969
3.80%, 03/15/22	500,000	509,146
Discovery Communications LLC,
5.05%, 06/01/20	350,000	388,830
Grupo Televisa SAB,
5.00%, 05/13/45	250,000	250,005
Historic TW, Inc.,
6.88%, 06/15/18	122,000	142,569
NBCUniversal Media LLC,
5.15%, 04/30/20	250,000	284,312
5.95%, 04/01/41	100,000	122,979
4.45%, 01/15/43	200,000	203,873
News America, Inc.,
8.00%, 10/17/16	82,000	92,754
7.28%, 06/30/28	53,000	66,138
6.55%, 03/15/33	450,000	567,020

19

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Omnicom Group, Inc.,
5.90%, 04/15/16	$123,000	$131,405
3.63%, 05/01/22	50,000	51,220
3.65%, 11/01/24	500,000	495,645
Thomson Reuters Corp.,
6.50%, 07/15/18	400,000	459,156
3.85%, 09/29/24	250,000	251,316
Time Warner Cable, Inc.,
6.75%, 07/01/18	415,000	482,861
6.75%, 06/15/39	250,000	323,829
4.50%, 09/15/42	250,000	246,855
Time Warner, Inc.,
7.63%, 04/15/31	523,000	714,429
7.70%, 05/01/32	248,000	345,233
Viacom, Inc.,
3.25%, 03/15/23	400,000	387,276
4.38%, 03/15/43	200,000	184,276
Walt Disney Co. (The),
1.10%, 12/01/17	500,000	496,198
4.13%, 06/01/44	250,000	257,143
WPP Finance 2010,
4.75%, 11/21/21	100,000	109,406
3.75%, 09/19/24	250,000	248,659

		11,167,204

Metals & Mining 0.6%
Barrick Gold Corp.,
4.10%, 05/01/23	250,000	240,355
5.25%, 04/01/42	200,000	184,466
BHP Billiton Finance USA Ltd.,
5.25%, 12/15/15	225,000	236,636
1.63%, 02/24/17	250,000	253,184
3.25%, 11/21/21	250,000	256,576
3.85%, 09/30/23	500,000	529,156
Freeport-McMoRan Copper & Gold, Inc.,
2.15%, 03/01/17	500,000	508,725
3.55%, 03/01/22	100,000	97,690
5.45%, 03/15/43	100,000	102,180
Goldcorp, Inc.,
2.13%, 03/15/18	250,000	249,955
Kinross Gold Corp.,
5.13%, 09/01/21	100,000	97,521
Newmont Mining Corp.,
5.88%, 04/01/35	164,000	156,769
Nucor Corp.,
4.00%, 08/01/23	250,000	260,186
Rio Tinto Alcan, Inc.,
5.75%, 06/01/35	144,000	164,619
Rio Tinto Finance USA Ltd.,
4.13%, 05/20/21	250,000	263,016
Rio Tinto Finance USA PLC,
1.38%, 06/17/16	350,000	351,630
2.88%, 08/21/22	200,000	194,123

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Southern Copper Corp.,
6.75%, 04/16/40	$250,000	$276,752
Teck Resources Ltd.,
4.75%, 01/15/22	500,000	509,571
Vale Overseas Ltd.,
6.88%, 11/21/36	306,000	346,631
Vale SA,
5.63%, 09/11/42	150,000	147,403

		5,427,144

Multiline Retail 0.5%
Costco Wholesale Corp.,
5.50%, 03/15/17	200,000	220,880
Dollar General Corp.,
1.88%, 04/15/18	250,000	239,195
Kohl’s Corp.,
4.00%, 11/01/21	100,000	104,749
3.25%, 02/01/23	150,000	145,912
Macy’s Retail Holdings, Inc.,
5.90%, 12/01/16	85,000	93,304
6.90%, 04/01/29	50,000	63,693
6.70%, 07/15/34	150,000	189,145
Nordstrom, Inc.,
4.00%, 10/15/21	250,000	268,234
Target Corp.,
6.00%, 01/15/18	300,000	340,736
6.35%, 11/01/32	217,000	278,375
Wal-Mart Stores, Inc.,
1.13%, 04/11/18	500,000	493,577
4.25%, 04/15/21	500,000	550,050
3.30%, 04/22/24	400,000	408,981
7.55%, 02/15/30	82,000	117,862
5.25%, 09/01/35	242,000	284,835
6.20%, 04/15/38	250,000	328,591
5.63%, 04/15/41	150,000	186,431

		4,314,550

Oil, Gas & Consumable Fuels 1.9%
Anadarko Petroleum Corp.,
5.95%, 09/15/16	200,000	217,363
6.38%, 09/15/17	100,000	112,929
6.45%, 09/15/36	269,000	332,015
Apache Corp.,
3.63%, 02/01/21	250,000	260,918
4.75%, 04/15/43	250,000	248,831
BP Capital Markets PLC,
3.20%, 03/11/16	300,000	309,782
1.38%, 05/10/18	750,000	739,691
4.50%, 10/01/20	100,000	108,793
3.56%, 11/01/21	250,000	257,583
Canadian Natural Resources Ltd.,
6.25%, 03/15/38	210,000	253,814

20

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc.,
5.70%, 10/15/19	$200,000	$228,787
3.80%, 09/15/23	250,000	253,276
Chevron Corp.,
1.72%, 06/24/18	500,000	502,775
2.36%, 12/05/22	250,000	241,553
ConocoPhillips,
5.90%, 10/15/32	123,000	152,716
6.50%, 02/01/39	200,000	265,090
ConocoPhillips Co.,
2.40%, 12/15/22	250,000	241,102
Continental Resources, Inc.,
4.90%, 06/01/44	150,000	149,065
Devon Energy Corp.,
7.95%, 04/15/32	250,000	353,088
Diamond Offshore Drilling, Inc.,
4.88%, 11/01/43	100,000	89,795
Ecopetrol SA,
5.88%, 05/28/45	325,000	333,167
Ensco PLC,
4.50%, 10/01/24	500,000	506,152
EOG Resources, Inc.,
5.63%, 06/01/19	130,000	149,507
4.10%, 02/01/21	200,000	217,105
Exxon Mobil Corp.,
3.18%, 03/15/24	350,000	361,484
Hess Corp.,
7.30%, 08/15/31	196,000	257,656
Husky Energy, Inc.,
3.95%, 04/15/22	200,000	206,974
Marathon Oil Corp.,
6.80%, 03/15/32	82,000	102,951
Marathon Petroleum Corp.,
5.13%, 03/01/21	300,000	335,622
3.63%, 09/15/24	250,000	248,956
Murphy Oil Corp.,
5.13%, 12/01/42	100,000	94,527
Nabors Industries, Inc.,
5.00%, 09/15/20	300,000	326,961
Noble Energy, Inc.,
6.00%, 03/01/41	150,000	174,243
Noble Holding International Ltd.,
5.25%, 03/15/42	100,000	87,554
Occidental Petroleum Corp.,
3.13%, 02/15/22	200,000	200,768
Pemex Project Funding Master Trust,
6.63%, 06/15/35	301,000	354,511
Petrobras Global Finance BV,
4.38%, 05/20/23	500,000	476,895
6.25%, 03/17/24	250,000	264,776
7.25%, 03/17/44	250,000	274,417
Petrobras International Finance Co.,
3.88%, 01/27/16	500,000	510,160
5.38%, 01/27/21	400,000	408,911

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos,
3.50%, 07/18/18	$500,000	$517,947
5.50%, 06/27/44	250,000	258,758
6.38%, 01/23/45	250,000	286,923
Phillips 66,
5.88%, 05/01/42	150,000	179,135
Pioneer Natural Resources Co.,
3.95%, 07/15/22	50,000	50,443
Pride International, Inc.,
8.50%, 06/15/19	100,000	123,466
Rowan Cos., Inc.,
4.75%, 01/15/24	75,000	74,745
Shell International Finance BV,
1.13%, 08/21/17	1,000,000	1,001,687
6.38%, 12/15/38	250,000	333,782
Southwestern Energy Co.,
4.10%, 03/15/22	150,000	152,231
Statoil ASA,
3.13%, 08/17/17	250,000	262,265
1.15%, 05/15/18	250,000	245,780
Total Capital International SA,
3.70%, 01/15/24	500,000	516,322
Total Capital SA,
2.30%, 03/15/16	250,000	255,740
Transocean, Inc.,
2.50%, 10/15/17	250,000	247,171
6.38%, 12/15/21	150,000	157,490
7.50%, 04/15/31	123,000	130,557
Valero Energy Corp.,
7.50%, 04/15/32	82,000	105,784
6.63%, 06/15/37	100,000	123,257

		16,235,746

Paper & Forest Products 0.1%
Domtar Corp.,
10.75%, 06/01/17	50,000	60,487
Georgia-Pacific LLC,
8.88%, 05/15/31	200,000	305,259
International Paper Co.,
4.80%, 06/15/44	250,000	247,643

		613,389

Personal Products 0.1%
Avon Products, Inc.,
4.60%, 03/15/20	125,000	119,920
Colgate-Palmolive Co.,
2.45%, 11/15/21	100,000	98,818
Procter & Gamble Co. (The),
1.80%, 11/15/15	250,000	253,749
4.85%, 12/15/15	123,000	128,854
5.80%, 08/15/34	205,000	262,634

		863,975

21

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 0.9%
Abbott Laboratories,
4.13%, 05/27/20	$250,000	$273,273
AbbVie, Inc.,
2.00%, 11/06/18	500,000	495,804
4.40%, 11/06/42	75,000	73,930
Actavis Funding SCS,
3.85%, 06/15/24 (c)	40,000	38,946
4.85%, 06/15/44 (c)	150,000	141,461
Allergan, Inc.,
1.35%, 03/15/18	300,000	288,469
AstraZeneca PLC,
5.90%, 09/15/17	300,000	338,689
6.45%, 09/15/37	140,000	182,554
Bristol-Myers Squibb Co.,
2.00%, 08/01/22	350,000	325,859
Eli Lilly & Co.,
5.20%, 03/15/17	300,000	328,782
7.13%, 06/01/25	82,000	109,406
GlaxoSmithKline Capital PLC,
1.50%, 05/08/17	250,000	252,074
2.85%, 05/08/22	250,000	247,740
GlaxoSmithKline Capital, Inc.,
5.38%, 04/15/34	139,000	164,447
Johnson & Johnson,
2.95%, 09/01/20	100,000	103,465
4.95%, 05/15/33	287,000	339,482
Merck & Co., Inc.,
1.10%, 01/31/18	500,000	495,402
4.15%, 05/18/43	250,000	258,071
Novartis Capital Corp.,
3.40%, 05/06/24	500,000	512,460
Novartis Securities Investment Ltd.,
5.13%, 02/10/19	330,000	372,078
Perrigo Co. PLC,
4.00%, 11/15/23	250,000	255,800
Pfizer, Inc.,
4.65%, 03/01/18	185,000	204,764
7.20%, 03/15/39	375,000	527,392
Pharmacia Corp.,
6.60%, 12/01/28	123,000	160,972
Sanofi,
1.25%, 04/10/18	250,000	247,998
Teva Pharmaceutical Finance Co. BV,
3.65%, 11/10/21	69,000	70,565
Teva Pharmaceutical Finance Co. LLC,
6.15%, 02/01/36	98,000	119,502
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21	181,000	184,763
Watson Pharmaceuticals, Inc.,
3.25%, 10/01/22	200,000	191,549
Wyeth LLC,
5.50%, 02/15/16	241,000	256,305

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Zoetis, Inc.,
3.25%, 02/01/23	$50,000	$49,515

		7,611,517

Real Estate Investment Trusts (REITs) 0.5%
American Tower REIT, Inc.,
5.05%, 09/01/20	400,000	436,559
CBL & Associates LP,
4.60%, 10/15/24	250,000	251,870
Digital Realty Trust LP,
5.25%, 03/15/21 (e)	250,000	273,176
Duke Realty LP,
3.88%, 10/15/22	250,000	255,485
ERP Operating LP,
5.38%, 08/01/16	205,000	220,393
HCP, Inc.,
6.00%, 01/30/17	328,000	361,833
3.75%, 02/01/19	250,000	263,620
Health Care REIT, Inc.,
5.25%, 01/15/22	300,000	331,808
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/23	100,000	99,125
Kilroy Realty LP,
4.80%, 07/15/18	200,000	217,160
Realty Income Corp.,
4.65%, 08/01/23	250,000	268,060
Simon Property Group LP,
4.75%, 03/15/42	250,000	267,141
UDR, Inc.,
4.25%, 06/01/18	100,000	107,503
Ventas Realty LP/Ventas Capital Corp.,
4.75%, 06/01/21	100,000	108,839
4.25%, 03/01/22	250,000	262,251
Weyerhaeuser Co.,
7.38%, 03/15/32	250,000	326,278

		4,051,101

Road & Rail 0.5%
Burlington Northern Santa Fe LLC,
7.95%, 08/15/30	144,000	203,541
5.05%, 03/01/41	350,000	382,350
Canadian Pacific Railway Ltd.,
4.50%, 01/15/22	500,000	551,412
CSX Corp.,
7.38%, 02/01/19	305,000	368,529
3.70%, 10/30/20	200,000	212,576
5.50%, 04/15/41	100,000	116,568
FedEx Corp.,
2.70%, 04/15/23	500,000	481,075
3.88%, 08/01/42	50,000	45,740
Norfolk Southern Corp.,
2.90%, 02/15/23	92,000	89,924
3.85%, 01/15/24	250,000	261,520

22

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
5.59%, 05/17/25	$59,000	$69,300
4.84%, 10/01/41	15,000	16,377
6.00%, 05/23/11	100,000	123,225
Ryder System, Inc.,
2.50%, 03/01/18	250,000	254,802
Union Pacific Corp.,
2.75%, 04/15/23	400,000	394,488
4.15%, 01/15/45	150,000	150,510
United Parcel Service of America, Inc.,
8.38%, 04/01/20	82,000	106,841
United Parcel Service, Inc.,
6.20%, 01/15/38	205,000	271,243

		4,100,021

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	300,000	326,501
Broadcom Corp., 2.70%, 11/01/18	100,000	102,670
Intel Corp., 2.70%, 12/15/22	250,000	245,068
4.80%, 10/01/41	200,000	214,180
KLA-Tencor Corp., 4.65%, 11/01/24	215,000	215,764

		1,104,183

Software 0.3%
CA, Inc., 4.50%, 08/15/23	240,000	250,871
Microsoft Corp., 1.00%, 05/01/18	500,000	493,714
3.00%, 10/01/20	350,000	365,814
3.63%, 12/15/23	250,000	263,896
Oracle Corp., 5.25%, 01/15/16	48,000	50,683
1.20%, 10/15/17	350,000	348,856
5.00%, 07/08/19	100,000	112,513
2.25%, 10/08/19	250,000	250,576
4.30%, 07/08/34	500,000	513,385
5.38%, 07/15/40	300,000	347,270

		2,997,578

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	200,000	212,082
Gap, Inc. (The), 5.95%, 04/12/21	100,000	112,564
Home Depot, Inc. (The), 5.40%, 03/01/16	410,000	436,062
5.88%, 12/16/36	230,000	289,752
5.95%, 04/01/41	100,000	126,445
4.40%, 03/15/45	200,000	209,641

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail (continued)
Lowe’s Cos., Inc., 3.13%, 09/15/24	$250,000	$249,355
6.50%, 03/15/29	164,000	205,671

		1,841,572

Technology Hardware, Storage & Peripherals 0.3%
Apple, Inc., 1.00%, 05/03/18	500,000	490,341
3.45%, 05/06/24	500,000	513,259
3.85%, 05/04/43	250,000	238,739
EMC Corp., 1.88%, 06/01/18	500,000	496,994
Hewlett-Packard Co., 4.65%, 12/09/21	500,000	533,717
NetApp, Inc., 3.38%, 06/15/21	150,000	151,145
Seagate HDD Cayman, 4.75%, 01/01/25 (c)	200,000	202,500

		2,626,695

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	100,000	109,164
VF Corp., 3.50%, 09/01/21	200,000	211,498

		320,662

Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA, Inc., 3.45%, 08/27/18	250,000	260,285

Tobacco 0.3%
Altria Group, Inc.,
9.70%, 11/10/18	133,000	171,416
9.25%, 08/06/19	89,000	115,989
2.85%, 08/09/22	250,000	241,757
10.20%, 02/06/39	39,000	66,819
4.25%, 08/09/42	100,000	94,089
5.38%, 01/31/44	100,000	109,631
Lorillard Tobacco Co.,
3.50%, 08/04/16	500,000	518,608
Philip Morris International, Inc.,
5.65%, 05/16/18	150,000	169,612
3.60%, 11/15/23	500,000	514,570
4.88%, 11/15/43	150,000	163,694
Reynolds American, Inc.,
4.75%, 11/01/42	150,000	145,259

		2,311,444

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 03/30/20	500,000	553,395
6.38%, 03/01/35	123,000	151,064

23

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services (continued)
Rogers Communications, Inc.,
3.00%, 03/15/23	$250,000	$241,436
5.00%, 03/15/44	250,000	262,271
Vodafone Group PLC,
2.95%, 02/19/23	500,000	476,342
7.88%, 02/15/30	144,000	195,137
6.15%, 02/27/37	75,000	87,741

		1,967,386

Total Corporate Bonds (cost $199,625,220)		210,746,541

Municipal Bonds 1.0%
California 0.4%
Bay Area Toll Authority, RB, 6.26%, 04/01/49	150,000	206,701
City of San Francisco CA Public Utilities Commission Water Revenue, RB, Series E, 6.00%, 11/01/40	100,000	126,047
East Bay Municipal Utility District, RB, 5.87%, 06/01/40	100,000	129,816
Los Angeles Community College District, GO, 6.75%, 08/01/49	200,000	288,180
Los Angeles Unified School District, GO, 6.76%, 07/01/34	250,000	340,145
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	210,000	300,065
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	300,000	357,783
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	125,000	165,000
Santa Clara Valley Transportation Authority, RB, 5.88%, 04/01/32	200,000	239,834
State of California, GO
7.55%, 04/01/39	375,000	561,874
7.63%, 03/01/40	320,000	477,805

		3,193,250

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	49,816

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/01/30	200,000	222,996

Municipal Bonds (continued)

	Principal Amount	Market Value

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	$150,000	$188,475

Illinois 0.1%
State of Illinois, GO
5.88%, 03/01/19	100,000	111,394
5.10%, 06/01/33	685,000	674,437

		785,831

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 06/01/40	150,000	191,304

New Jersey 0.2%
New Jersey Economic Development Authority, RB, National-RE Insured, Series A, 7.43%, 02/15/29	400,000	500,524
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	215,000	314,842
Rutgers-State University of New Jersey, RB, 5.67%, 05/01/40	250,000	303,497

		1,118,863

New York 0.2%
City of New York, GO, 5.85%, 06/01/40	220,000	273,942
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	290,000	434,951
New York City Municipal Water Finance Authority, Refunding, RB, Series AA, 5.79%, 06/15/41	300,000	333,480
New York City, Transitional Finance Authority, RB, 5.27%, 05/01/27	250,000	289,920
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	460,000	578,666

		1,910,959

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	200,000	204,498

Ohio 0.1%
American Power, Inc., RB, 7.50%, 02/15/50	100,000	143,587
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	200,000	226,714

		370,301

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 4.65%, 02/15/26	200,000	221,118

24

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas 0.0%†
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	$100,000	$118,321

Total Municipal Bonds (cost $7,172,048)		8,575,732

Sovereign Bonds 3.4%
BRAZIL 0.1%
Brazilian Government International Bond,
5.88%, 01/15/19	500,000	563,750
7.13%, 01/20/37	595,000	752,142

		1,315,892

CANADA 0.3%
Province of Nova Scotia Canada,
5.13%, 01/26/17	115,000	125,722
Province of Ontario Canada,
4.75%, 01/19/16	205,000	215,440
2.30%, 05/10/16	400,000	410,067
1.20%, 02/14/18	750,000	744,866
Province of Quebec Canada,
2.88%, 10/16/24	500,000	496,555
7.50%, 09/15/29	200,000	288,131

		2,280,781

COLOMBIA 0.1%
Colombia Government International Bond,
7.38%, 03/18/19	600,000	718,500
7.38%, 09/18/37	250,000	338,437

		1,056,937

GERMANY 0.2%
FMS Wertmanagement AoeR,
0.63%, 01/30/17	500,000	498,027
KFW,
1.75%, 10/15/19	1,000,000	997,431

		1,495,458

ISRAEL 0.0%†
Israel Government International Bond,
3.15%, 06/30/23	250,000	253,270

ITALY 0.1%
Italy Government International Bond,
4.75%, 01/25/16	287,000	300,351
5.38%, 06/15/33	184,000	216,449

		516,800

Sovereign Bonds (continued)

	Principal Amount	Market Value

JAPAN 0.1%
Japan Finance Corp.,
2.50%, 05/18/16	$200,000	$206,165
2.25%, 07/13/16	200,000	205,708
1.13%, 07/19/17	350,000	350,852

		762,725

MEXICO 0.2%
Mexico Government International Bond,
5.63%, 01/15/17	250,000	272,836
5.13%, 01/15/20	250,000	279,775
6.75%, 09/27/34	373,000	484,184
4.75%, 03/08/44	350,000	357,262
5.75%, 10/12/10	200,000	212,105

		1,606,162

PANAMA 0.1%
Panama Government International Bond,
5.20%, 01/30/20	250,000	276,751
6.70%, 01/26/36	250,000	313,112

		589,863

PERU 0.1%
Peru Government International Bond,
7.13%, 03/30/19	870,000	1,041,825

PHILIPPINES 0.1%
Philippine Government International Bond,
6.50%, 01/20/20	250,000	297,537
7.75%, 01/14/31	250,000	355,000
6.38%, 10/23/34	500,000	656,405

		1,308,942

POLAND 0.1%
Poland Government International Bond,
5.13%, 04/21/21	125,000	141,206
5.00%, 03/23/22	450,000	505,188

		646,394

SOUTH AFRICA 0.0%†
South Africa Government International Bond,
4.67%, 01/17/24	250,000	260,140
6.25%, 03/08/41	100,000	117,542

		377,682

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 01/29/21	350,000	371,894
Republic of Korea,
5.63%, 11/03/25	200,000	249,184

		621,078

25

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL 1.4%
African Development Bank,
2.50%, 03/15/16	$250,000	$257,245
Asian Development Bank,
1.50%, 09/28/18	1,000,000	1,001,720
Council Of Europe Development Bank,
1.00%, 03/07/18	300,000	297,511
European Bank for Reconstruction & Development,
2.50%, 03/15/16	350,000	359,950
1.00%, 09/17/18	500,000	490,558
European Investment Bank,
0.63%, 04/15/16	500,000	501,666
2.50%, 05/16/16	200,000	206,298
5.13%, 09/13/16	250,000	270,970
1.25%, 10/14/16	250,000	253,067
1.13%, 12/15/16	750,000	753,780
5.13%, 05/30/17	500,000	553,758
1.13%, 09/15/17	1,000,000	1,002,290
1.00%, 06/15/18	1,000,000	987,895
2.50%, 10/15/24	500,000	494,977
Inter-American Development Bank,
5.13%, 09/13/16	65,000	70,415
1.25%, 01/16/18	1,000,000	999,860
1.75%, 08/24/18	500,000	506,186
International Bank for Reconstruction & Development,
1.13%, 07/18/17	500,000	502,415
1.88%, 10/07/19	1,000,000	1,001,890
7.63%, 01/19/23	677,000	942,970
International Finance Corp.,
2.25%, 04/11/16	250,000	256,469
1.13%, 11/23/16	550,000	554,445

		12,266,335

SWEDEN 0.1%
Svensk Exportkredit AB,
0.63%, 05/31/16	500,000	500,949

TURKEY 0.2%
Turkey Government International Bond,
6.75%, 04/03/18	500,000	561,010
5.63%, 03/30/21	350,000	383,702
3.25%, 03/23/23	500,000	466,875
6.00%, 01/14/41	750,000	836,205

		2,247,792

URUGUAY 0.1%
Uruguay Government International Bond,
4.50%, 08/14/24	350,000	366,360
5.10%, 06/18/50	150,000	148,313

		514,673

Total Sovereign Bonds (cost $28,558,251)		29,403,558

U.S. Government Mortgage Backed Agencies 28.7%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11003
7.50%, 04/01/15	$20	$20
Pool# E81396
7.00%, 10/01/15	57	58
Pool# E84097
6.50%, 12/01/15	155	157
Pool# E00938
7.00%, 01/01/16	664	682
Pool# E82132
7.00%, 01/01/16	128	132
Pool# E82815
6.00%, 03/01/16	406	419
Pool# E83231
6.00%, 04/01/16	133	137
Pool# E83233
6.00%, 04/01/16	394	406
Pool# G11972
6.00%, 04/01/16	8,951	9,183
Pool# E83933
6.50%, 05/01/16	34	35
Pool# E84236
6.50%, 06/01/16	453	470
Pool# E00996
6.50%, 07/01/16	191	198
Pool# E84912
6.50%, 08/01/16	1,815	1,886
Pool# E85387
6.00%, 09/01/16	374	378
Pool# E86533
6.00%, 12/01/16	545	570
Pool# E87584
6.00%, 01/01/17	594	621
Pool# E86995
6.50%, 01/01/17	1,540	1,611
Pool# E87291
6.50%, 01/01/17	2,772	2,885
Pool# E88076
6.00%, 02/01/17	1,154	1,210
Pool# E88055
6.50%, 02/01/17	7,602	7,982
Pool# E88134
6.00%, 03/01/17	270	283
Pool# E88768
6.00%, 03/01/17	1,434	1,480
Pool# E88729
6.00%, 04/01/17	1,539	1,618
Pool# E89149
6.00%, 04/01/17	1,033	1,081
Pool# E89151
6.00%, 04/01/17	1,441	1,513
Pool# E89217
6.00%, 04/01/17	1,520	1,593

26

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E89222
6.00%, 04/01/17	$5,369	$5,585
Pool# E89347
6.00%, 04/01/17	460	482
Pool# E89496
6.00%, 04/01/17	726	763
Pool# E89203
6.50%, 04/01/17	1,005	1,055
Pool# E89530
6.00%, 05/01/17	3,461	3,628
Pool# E89909
6.00%, 05/01/17	1,064	1,120
Pool# B15071
6.00%, 06/01/17	16,694	17,424
Pool# E01157
6.00%, 06/01/17	4,198	4,413
Pool# E90194
6.00%, 06/01/17	975	1,023
Pool# E90313
6.00%, 06/01/17	410	432
Pool# E90591
5.50%, 07/01/17	2,983	3,125
Pool# E90645
6.00%, 07/01/17	4,954	5,208
Pool# G11399
5.50%, 04/01/18	8,757	9,186
Pool# B10210
5.50%, 10/01/18	29,761	31,609
Pool# B11548
5.50%, 12/01/18	14,065	15,037
Pool# E01604
5.50%, 03/01/19	18,436	19,702
Pool# B13430
5.50%, 04/01/19	17,507	18,501
Pool# B15396
5.50%, 06/01/19	13,726	14,712
Pool# G18007
6.00%, 07/01/19	8,860	9,567
Pool# B16087
6.00%, 08/01/19	31,570	34,185
Pool# G18022
5.50%, 11/01/19	31,859	34,173
Pool# B14288
5.50%, 12/01/19	6,890	7,416
Pool# J02325
5.50%, 07/01/20	22,784	24,558
Pool# J00935
5.00%, 12/01/20	11,092	11,960
Pool# J00854
5.00%, 01/01/21	112,057	121,160
Pool# J00855
5.50%, 01/01/21	24,105	26,079
Pool# J01279
5.50%, 02/01/21	9,044	9,775

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J01570
5.50%, 04/01/21	$8,494	$9,174
Pool# J01771
5.00%, 05/01/21	8,398	9,082
Pool# J01879
5.00%, 05/01/21	6,625	7,171
Pool# J06015
5.00%, 05/01/21	41,073	44,394
Pool# J05950
5.50%, 05/01/21	113,166	122,438
Pool# G18122
5.00%, 06/01/21	20,040	21,645
Pool# J01980
6.00%, 06/01/21	10,449	11,475
Pool# J03074
5.00%, 07/01/21	13,849	14,943
Pool# J03028
5.50%, 07/01/21	4,877	5,261
Pool# J09912
4.00%, 06/01/24	2,030,697	2,174,512
Pool# C00351
8.00%, 07/01/24	565	664
Pool# D60780
8.00%, 06/01/25	1,952	2,310
Pool# G30267
5.00%, 08/01/25	366,640	405,667
Pool# J13883
3.50%, 12/01/25	1,038,670	1,100,909
Pool# J18127
3.00%, 03/01/27	435,943	452,972
Pool# J18702
3.00%, 03/01/27	491,505	510,704
Pool# J19106
3.00%, 05/01/27	178,055	185,094
Pool# J20471
3.00%, 09/01/27	800,507	831,276
Pool# D82854
7.00%, 10/01/27	1,264	1,463
Pool# G14609
3.00%, 11/01/27	1,044,281	1,084,420
Pool# C00566
7.50%, 12/01/27	1,955	2,307
Pool# G15100
2.50%, 07/01/28	282,048	286,565
Pool# C00678
7.00%, 11/01/28	2,240	2,606
Pool# C18271
7.00%, 11/01/28	2,295	2,681
Pool# C00836
7.00%, 07/01/29	1,084	1,266
Pool# C31282
7.00%, 09/01/29	229	266
Pool# C31285
7.00%, 09/01/29	2,428	2,843

27

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A18212
7.00%, 11/01/29	$34,716	$40,523
Pool# C32914
8.00%, 11/01/29	2,462	2,997
Pool# C37436
8.00%, 01/01/30	2,423	2,935
Pool# C36306
7.00%, 02/01/30	568	665
Pool# C36429
7.00%, 02/01/30	563	659
Pool# C00921
7.50%, 02/01/30	2,075	2,472
Pool# G01108
7.00%, 04/01/30	906	1,057
Pool# C37703
7.50%, 04/01/30	1,565	1,867
Pool# C41561
8.00%, 08/01/30	1,681	2,057
Pool# C01051
8.00%, 09/01/30	3,388	4,117
Pool# C43550
7.00%, 10/01/30	3,555	4,151
Pool# C44017
7.50%, 10/01/30	397	477
Pool# C43967
8.00%, 10/01/30	29,211	35,357
Pool# C44957
8.00%, 11/01/30	2,597	3,181
Pool# C01106
7.00%, 12/01/30	13,896	16,192
Pool# C01103
7.50%, 12/01/30	1,424	1,701
Pool# C01116
7.50%, 01/01/31	1,355	1,622
Pool# C46932
7.50%, 01/01/31	571	685
Pool# C47287
7.50%, 02/01/31	3,104	3,703
Pool# C48851
7.00%, 03/01/31	1,882	2,199
Pool# G01217
7.00%, 03/01/31	12,998	15,162
Pool# C48206
7.50%, 03/01/31	1,512	1,816
Pool# C91366
4.50%, 04/01/31	298,050	325,084
Pool# C91377
4.50%, 06/01/31	161,529	176,230
Pool# C53324
7.00%, 06/01/31	1,398	1,635
Pool# C01209
8.00%, 06/01/31	977	1,196
Pool# C54792
7.00%, 07/01/31	12,061	14,062

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C55071
7.50%, 07/01/31	$536	$644
Pool# G01309
7.00%, 08/01/31	2,213	2,580
Pool# C01222
7.00%, 09/01/31	1,965	2,292
Pool# G01311
7.00%, 09/01/31	17,004	19,816
Pool# G01315
7.00%, 09/01/31	649	756
Pool# C58647
7.00%, 10/01/31	864	1,008
Pool# C58694
7.00%, 10/01/31	5,207	6,093
Pool# C60012
7.00%, 11/01/31	1,451	1,688
Pool# C61298
8.00%, 11/01/31	2,251	2,757
Pool# C61105
7.00%, 12/01/31	4,816	5,628
Pool# C01305
7.50%, 12/01/31	1,457	1,746
Pool# C62218
7.00%, 01/01/32	2,274	2,645
Pool# C63171
7.00%, 01/01/32	7,868	9,207
Pool# C64121
7.50%, 02/01/32	3,457	4,160
Pool# C01345
7.00%, 04/01/32	9,752	11,389
Pool# G01391
7.00%, 04/01/32	29,573	34,486
Pool# C65717
7.50%, 04/01/32	3,550	4,259
Pool# C01370
8.00%, 04/01/32	3,426	4,196
Pool# C66916
7.00%, 05/01/32	14,861	17,410
Pool# C67235
7.00%, 05/01/32	9,830	11,142
Pool# C01381
8.00%, 05/01/32	15,291	18,759
Pool# C68290
7.00%, 06/01/32	3,822	4,477
Pool# C68300
7.00%, 06/01/32	10,628	12,399
Pool# G01449
7.00%, 07/01/32	19,888	23,177
Pool# C68988
7.50%, 07/01/32	2,659	3,148
Pool# C69908
7.00%, 08/01/32	21,542	25,200
Pool# C70211
7.00%, 08/01/32	10,525	12,334

28

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C91558
3.50%, 09/01/32	$292,070	$306,764
Pool# G01536
7.00%, 03/01/33	19,821	23,197
Pool# G30642
3.00%, 05/01/33	155,200	158,832
Pool# G30646
3.00%, 05/01/33	351,362	359,584
Pool# K90535
3.00%, 05/01/33	74,051	75,784
Pool# A16419
6.50%, 11/01/33	13,155	15,203
Pool# A16522
6.50%, 12/01/33	52,584	60,754
Pool# C01806
7.00%, 01/01/34	10,169	11,941
Pool# A21356
6.50%, 04/01/34	54,632	62,750
Pool# C01851
6.50%, 04/01/34	44,113	50,658
Pool# A22067
6.50%, 05/01/34	67,561	77,570
Pool# A24301
6.50%, 05/01/34	81,407	93,571
Pool# A24988
6.50%, 07/01/34	18,500	21,234
Pool# G01741
6.50%, 10/01/34	21,632	24,966
Pool# G08023
6.50%, 11/01/34	41,611	47,486
Pool# A33137
6.50%, 01/01/35	9,603	10,972
Pool# G08064
6.50%, 04/01/35	24,855	28,359
Pool# G01947
7.00%, 05/01/35	24,025	28,123
Pool# G08088
6.50%, 10/01/35	173,059	196,297
Pool# A39759
5.50%, 11/01/35	28,797	32,222
Pool# A40376
5.50%, 12/01/35	23,174	25,930
Pool# A42305
5.50%, 01/01/36	56,210	62,843
Pool# A41548
7.00%, 01/01/36	36,557	42,322
Pool# G08111
5.50%, 02/01/36	81,390	90,995
Pool# A43861
5.50%, 03/01/36	131,630	147,164
Pool# A43886
5.50%, 03/01/36	559,999	628,358
Pool# G08116
5.50%, 03/01/36	78,757	88,051

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A43534
6.50%, 03/01/36	$27,105	$30,706
Pool# A48735
5.50%, 05/01/36	34,193	38,228
Pool# G08136
6.50%, 06/01/36	26,710	30,325
Pool# A53039
6.50%, 10/01/36	102,485	116,457
Pool# A53219
6.50%, 10/01/36	33,434	37,966
Pool# A57803
6.50%, 02/01/37	108,048	122,614
Pool# A66192
6.50%, 09/01/37	68,785	77,677
Pool# G04251
6.50%, 04/01/38	18,400	20,658
Pool# A79540
6.50%, 07/01/38	14,169	15,908
Pool# G04569
6.50%, 08/01/38	15,432	17,427
Pool# A82297
6.50%, 10/01/38	36,855	41,396
Pool# A83464
6.50%, 11/01/38	12,520	14,065
Pool# A84168
6.50%, 01/01/39	7,011	7,856
Pool# A84252
6.50%, 01/01/39	44,661	50,025
Pool# A84287
6.50%, 01/01/39	35,916	40,222
Pool# A84584
6.50%, 02/01/39	1,926	2,158
Pool# G05535
4.50%, 07/01/39	2,429,052	2,636,186
Pool# A88133
4.50%, 08/01/39	1,694,181	1,838,649
Pool# A91165
5.00%, 02/01/40	4,436,441	4,921,331
Pool# A93996
4.50%, 09/01/40	1,134,034	1,230,736
Pool# A96049
4.00%, 01/01/41	2,202,598	2,341,293
Pool# G06818
4.00%, 11/01/41	171,365	182,022
Pool# G07158
3.50%, 10/01/42	592,608	612,632
Pool# G07163
3.50%, 10/01/42	246,450	254,855
Pool# Q11532
3.50%, 10/01/42	189,862	196,277
Pool# Q12051
3.50%, 10/01/42	340,303	351,802
Pool# C09020
3.50%, 11/01/42	1,119,148	1,156,963

29

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G07264
3.50%, 12/01/42	$578,451	$597,996
Pool# Q14292
3.50%, 01/01/43	101,034	104,479
Pool# Q14881
3.50%, 01/01/43	118,789	122,802
Pool# Q15774
3.00%, 02/01/43	1,743,254	1,747,408
Pool# Q15884
3.00%, 02/01/43	1,013,976	1,016,392
Pool# V80002
2.50%, 04/01/43	461,814	445,001
Pool# G08528
3.00%, 04/01/43	4,896,597	4,905,970
Pool# Q16915
3.00%, 04/01/43	908,257	912,124
Pool# Q18523
3.50%, 05/01/43	1,906,516	1,970,339
Pool# G08534
3.00%, 06/01/43	1,242,201	1,244,579
Pool# Q18751
3.50%, 06/01/43	2,280,785	2,357,138
Pool# G07410
3.50%, 07/01/43	187,860	194,853
Pool# Q26869
4.00%, 06/01/44	1,772,788	1,889,404
Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 11/15/29	4,100,000	4,157,016
3.00%, 11/15/29	500,000	517,734
3.50%, 11/15/29	1,000,000	1,056,484
3.50%, 11/15/44	2,530,000	2,611,039
4.00%, 11/15/44	11,850,000	12,571,184
4.50%, 11/15/44	7,150,000	7,744,344
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478
3.34%, 07/01/41 (a)	363,968	383,040
Pool# 2B0108
2.60%, 01/01/42 (a)	38,960	40,655
Federal National Mortgage Association Pool
Pool# 969977
5.00%, 05/01/23	598,593	650,187
Pool# 990972
6.00%, 09/01/23	26,444	29,120
Pool# AA2549
4.00%, 04/01/24	250,173	267,617
Pool# 935348
5.50%, 06/01/24	61,565	67,071
Pool# AC1374
4.00%, 08/01/24	280,807	301,440
Pool# AC1529
4.50%, 09/01/24	103,843	111,664
Pool# AD0244
4.50%, 10/01/24	85,170	91,585

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AD4089
4.50%, 05/01/25	$904,288	$973,523
Pool# 890216
4.50%, 07/01/25	156,682	168,678
Pool# AH1361
3.50%, 12/01/25	411,721	436,408
Pool# AH1518
3.50%, 12/01/25	266,268	281,901
Pool# AE6384
4.00%, 01/01/26	43,521	46,610
Pool# AL0298
4.00%, 05/01/26	636,140	684,075
Pool# AB4277
3.00%, 01/01/27	1,722,962	1,791,476
Pool# AP4746
3.00%, 08/01/27	286,626	298,069
Pool# AP4640
3.00%, 09/01/27	156,689	162,969
Pool# AP7855
3.00%, 09/01/27	1,587,234	1,649,855
Pool# AB6886
3.00%, 11/01/27	153,145	159,450
Pool# AB6887
3.00%, 11/01/27	304,483	316,638
Pool# AQ3758
3.00%, 11/01/27	187,482	194,967
Pool# AQ4532
3.00%, 11/01/27	216,712	225,262
Pool# AQ5096
3.00%, 11/01/27	401,062	417,073
Pool# AQ7406
3.00%, 11/01/27	152,129	158,131
Pool# AQ2884
3.00%, 12/01/27	161,240	167,602
Pool# AS0487
2.50%, 09/01/28	545,599	555,317
Pool# 930998
4.50%, 04/01/29	131,398	143,070
Pool# MA0243
5.00%, 11/01/29	60,718	67,181
Pool# MA0268
5.00%, 12/01/29	45,042	49,836
Pool# AB1038
5.00%, 05/01/30	66,452	73,526
Pool# AD5655
5.00%, 05/01/30	111,313	123,162
Pool# MA0443
5.00%, 05/01/30	71,906	79,560
Pool# MA0559
5.00%, 09/01/30	26,415	29,276
Pool# AH1515
4.00%, 12/01/30	811,948	872,241
Pool# AD0716
6.50%, 12/01/30	2,353,698	2,710,949

30

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# MA0641
4.00%, 02/01/31	$921,079	$989,188
Pool# 560868
7.50%, 02/01/31	580	696
Pool# 607212
7.50%, 10/01/31	13,243	15,780
Pool# 607632
6.50%, 11/01/31	106	123
Pool# MA1029
3.50%, 04/01/32	682,285	716,613
Pool# MA1107
3.50%, 07/01/32	184,406	193,684
Pool# MA1166
3.50%, 09/01/32	1,075,769	1,129,894
Pool# 661664
7.50%, 09/01/32	13,296	15,862
Pool# 656559
6.50%, 02/01/33	58,052	67,238
Pool# 694846
6.50%, 04/01/33	12,133	14,039
Pool# AB9300
3.00%, 05/01/33	148,576	152,052
Pool# AB9402
3.00%, 05/01/33	391,224	400,378
Pool# AB9403
3.00%, 05/01/33	152,521	155,328
Pool# 254767
5.50%, 06/01/33	1,436,269	1,607,169
Pool# MA1527
3.00%, 08/01/33	827,201	845,781
Pool# 750229
6.50%, 10/01/33	42,127	48,265
Pool# 725228
6.00%, 03/01/34	1,477,345	1,680,705
Pool# 725424
5.50%, 04/01/34	1,657,728	1,859,958
Pool# 788027
6.50%, 09/01/34	59,185	67,305
Pool# 735141
5.50%, 01/01/35	870,098	976,243
Pool# 735227
5.50%, 02/01/35	976,150	1,094,012
Pool# AL4260
5.50%, 09/01/36	114,265	128,204
Pool# 310104
5.50%, 08/01/37	925,613	1,038,531
Pool# 955194
7.00%, 11/01/37	617,150	707,136
Pool# AA9611
4.00%, 07/01/39	1,497,560	1,594,258
Pool# 994002
4.00%, 08/01/39	2,856,957	3,061,074
Pool# AC9890
3.31%, 04/01/40 (a)	1,560,323	1,656,154

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB1388
4.50%, 08/01/40	$1,201,233	$1,304,745
Pool# AD8536
5.00%, 08/01/40	4,084,539	4,532,083
Pool# AB1735
3.50%, 11/01/40	32,400	33,585
Pool# 932888
3.50%, 01/01/41	229,726	239,166
Pool# 932891
3.50%, 01/01/41	38,435	39,948
Pool# AB2067
3.50%, 01/01/41	802,000	831,949
Pool# AB2068
3.50%, 01/01/41	454,847	471,478
Pool# AL0390
5.00%, 05/01/41	992,497	1,100,314
Pool# AJ1249
3.31%, 09/01/41 (a)	487,976	514,880
Pool# AI9920
4.00%, 09/01/41	34,173	36,353
Pool# AI9851
4.50%, 09/01/41	132,284	143,848
Pool# AL0761
5.00%, 09/01/41	1,603,080	1,777,227
Pool# AJ5431
4.50%, 10/01/41	232,000	252,391
Pool# AJ4861
4.00%, 12/01/41	473,473	503,453
Pool# AL1437
2.75%, 01/01/42 (a)	209,187	218,243
Pool# AK0714
2.44%, 02/01/42 (a)	54,562	56,828
Pool# AK4520
4.00%, 03/01/42	681,097	724,544
Pool# AB5185
3.50%, 05/01/42	758,468	785,252
Pool# AO3575
4.50%, 05/01/42	81,728	88,860
Pool# AO4647
3.50%, 06/01/42	1,201,485	1,243,912
Pool# AO8036
4.50%, 07/01/42	2,177,357	2,366,345
Pool# AP1919
4.50%, 07/01/42	163,233	177,401
Pool# AP1961
2.49%, 08/01/42 (a)	340,024	350,694
Pool# AP2092
4.50%, 08/01/42	96,854	105,261
Pool# AP6579
3.50%, 09/01/42	1,388,791	1,437,832
Pool# AP6756
4.00%, 09/01/42	34,631	36,807

31

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AP7489
4.00%, 09/01/42	$970,025	$1,031,144
Pool# AB6524
3.50%, 10/01/42	2,498,965	2,587,601
Pool# AB7074
3.00%, 11/01/42	1,764,406	1,768,748
Pool# AB6786
3.50%, 11/01/42	261,758	271,001
Pool# AL2677
3.50%, 11/01/42	349,305	362,022
Pool# AL3000
3.50%, 12/01/42	430,974	446,192
Pool# AR4210
3.50%, 01/01/43	448,880	464,731
Pool# AB7779
3.00%, 02/01/43	604,213	605,511
Pool# AB9188
3.00%, 04/01/43	293,003	293,495
Pool# AR8213
3.50%, 04/01/43	476,000	493,106
Pool# AB9236
3.00%, 05/01/43	185,821	186,917
Pool# AB9237
3.00%, 05/01/43	831,839	835,966
Pool# AB9238
3.00%, 05/01/43	1,100,600	1,103,997
Pool# AT4137
3.00%, 05/01/43	528,541	529,429
Pool# AB9362
3.50%, 05/01/43	912,020	945,936
Pool# AT2731
3.50%, 05/01/43	1,105,744	1,144,791
Pool# AT4145
3.00%, 06/01/43	404,117	405,364
Pool# AT5897
3.00%, 06/01/43	438,753	439,490
Pool# AB9814
3.00%, 07/01/43	1,123,241	1,126,707
Pool# AR7426
3.00%, 07/01/43	1,200,596	1,202,612
Pool# AU1628
3.00%, 07/01/43	2,921,101	2,926,007
Pool# AS0203
3.00%, 08/01/43	472,586	474,044
Pool# AU4959
3.00%, 10/01/43	392,209	392,745
Pool# AU9550
3.00%, 10/01/43	980,247	981,587
Pool# AV6103
4.00%, 01/01/44	1,582,729	1,681,464
Pool# AV6104
4.00%, 01/01/44	1,045,472	1,110,691
Pool# AS3161
4.00%, 08/01/44	1,295,043	1,375,831

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool TBA
2.50%, 11/25/29	$8,600,000	$8,726,984
3.00%, 11/25/29	2,440,598	2,531,167
3.50%, 11/25/29	3,000,000	3,168,984
3.00%, 11/25/44	3,000,000	3,000,937
3.50%, 11/25/44	11,100,000	11,476,359
4.00%, 11/25/44	8,050,000	8,547,465
4.50%, 11/25/44	4,400,000	4,770,219
5.00%, 11/25/44	2,900,000	3,210,844
Government National Mortgage Association I Pool
Pool# 279461
9.00%, 11/15/19	393	449
Pool# 376510
7.00%, 05/15/24	1,776	2,021
Pool# 457801
7.00%, 08/15/28	4,008	4,666
Pool# 486936
6.50%, 02/15/29	1,965	2,264
Pool# 502969
6.00%, 03/15/29	5,761	6,562
Pool# 487053
7.00%, 03/15/29	2,654	3,085
Pool# 781014
6.00%, 04/15/29	5,235	5,986
Pool# 509099
7.00%, 06/15/29	2,863	3,352
Pool# 470643
7.00%, 07/15/29	11,288	13,204
Pool# 434505
7.50%, 08/15/29	130	153
Pool# 416538
7.00%, 10/15/29	243	277
Pool# 524269
8.00%, 11/15/29	5,997	7,205
Pool# 781124
7.00%, 12/15/29	12,941	15,091
Pool# 507396
7.50%, 09/15/30	61,908	73,922
Pool# 531352
7.50%, 09/15/30	3,467	4,141
Pool# 536334
7.50%, 10/15/30	156	187
Pool# 540659
7.00%, 01/15/31	713	837
Pool# 486019
7.50%, 01/15/31	1,569	1,879
Pool# 535388
7.50%, 01/15/31	1,635	1,958
Pool# 537406
7.50%, 02/15/31	364	428
Pool# 528589
6.50%, 03/15/31	28,949	33,624
Pool# 508473
7.50%, 04/15/31	7,448	8,824

32

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 544470
8.00%, 04/15/31	$2,560	$3,098
Pool# 781287
7.00%, 05/15/31	6,351	7,429
Pool# 549742
7.00%, 07/15/31	3,831	4,474
Pool# 781319
7.00%, 07/15/31	2,009	2,356
Pool# 485879
7.00%, 08/15/31	8,990	10,566
Pool# 572554
6.50%, 09/15/31	98,009	113,669
Pool# 555125
7.00%, 09/15/31	634	744
Pool# 781328
7.00%, 09/15/31	6,330	7,404
Pool# 550991
6.50%, 10/15/31	1,156	1,340
Pool# 571267
7.00%, 10/15/31	966	1,136
Pool# 574837
7.50%, 11/15/31	1,971	2,358
Pool# 555171
6.50%, 12/15/31	1,102	1,282
Pool# 781380
7.50%, 12/15/31	1,852	2,208
Pool# 781481
7.50%, 01/15/32	9,538	11,358
Pool# 580972
6.50%, 02/15/32	493	573
Pool# 781401
7.50%, 02/15/32	5,141	6,141
Pool# 781916
6.50%, 03/15/32	108,746	125,250
Pool# 552474
7.00%, 03/15/32	6,320	7,434
Pool# 781478
7.50%, 03/15/32	3,575	4,262
Pool# 781429
8.00%, 03/15/32	6,000	7,276
Pool# 781431
7.00%, 04/15/32	22,732	26,666
Pool# 568715
7.00%, 05/15/32	34,588	40,758
Pool# 552616
7.00%, 06/15/32	34,615	40,690
Pool# 570022
7.00%, 07/15/32	29,428	34,527
Pool# 583645
8.00%, 07/15/32	4,775	5,833
Pool# 595077
6.00%, 10/15/32	10,716	12,259
Pool# 596657
7.00%, 10/15/32	3,898	4,554

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 552903
6.50%, 11/15/32	$169,081	$195,847
Pool# 552952
6.00%, 12/15/32	12,884	14,733
Pool# 588192
6.00%, 02/15/33	7,809	8,957
Pool# 602102
6.00%, 02/15/33	12,864	14,784
Pool# 553144
5.50%, 04/15/33	47,332	53,263
Pool# 604243
6.00%, 04/15/33	23,208	26,566
Pool# 611526
6.00%, 05/15/33	7,338	8,424
Pool# 553320
6.00%, 06/15/33	38,322	43,862
Pool# 572733
6.00%, 07/15/33	7,319	8,388
Pool# 573916
6.00%, 11/15/33	28,705	32,922
Pool# 604788
6.50%, 11/15/33	103,464	119,661
Pool# 604875
6.00%, 12/15/33	49,359	56,564
Pool# 781688
6.00%, 12/15/33	59,892	68,902
Pool# 781690
6.00%, 12/15/33	24,039	27,649
Pool# 781699
7.00%, 12/15/33	10,014	11,753
Pool# 621856
6.00%, 01/15/34	28,122	32,179
Pool# 564799
6.00%, 03/15/34	111,667	127,980
Pool# 630038
6.50%, 08/15/34	71,459	82,558
Pool# 781804
6.00%, 09/15/34	70,013	80,416
Pool# 781847
6.00%, 12/15/34	61,301	70,442
Pool# 486921
5.50%, 02/15/35	21,056	23,822
Pool# 781902
6.00%, 02/15/35	53,811	61,776
Pool# 649510
5.50%, 10/15/35	433,920	489,567
Pool# 649513
5.50%, 10/15/35	608,542	686,583
Pool# 652207
5.50%, 03/15/36	256,892	289,355
Pool# 652539
5.00%, 05/15/36	28,667	31,803
Pool# 655519
5.00%, 05/15/36	40,375	44,791

33

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 606308
5.50%, 05/15/36	$53,250	$59,979
Pool# 606314
5.50%, 05/15/36	21,926	24,703
Pool# 655457
6.00%, 05/15/36	13,724	15,732
Pool# 656666
6.00%, 06/15/36	92,550	105,502
Pool# 657912
6.50%, 08/15/36	7,209	8,256
Pool# 704630
5.50%, 07/15/39	99,358	112,348
Pool# 742235
4.00%, 12/15/40	190,536	204,565
Pool# 755655
4.00%, 12/15/40	111,968	120,947
Pool# 755656
4.00%, 12/15/40	144,658	156,576
Pool# 756631
4.00%, 12/15/40	46,971	50,840
Pool# 757038
4.00%, 12/15/40	377,571	408,677
Pool# 757039
4.00%, 12/15/40	555,103	599,620
Pool# 757043
4.00%, 12/15/40	97,506	105,539
Pool# 757044
4.00%, 12/15/40	142,536	153,967
Pool# 690662
4.00%, 01/15/41	124,339	134,310
Pool# 719486
4.00%, 01/15/41	88,978	96,114
Pool# 742244
4.00%, 01/15/41	425,318	459,427
Pool# 753826
4.00%, 01/15/41	134,692	145,325
Pool# 755959
4.00%, 01/15/41	323,102	349,720
Pool# 757555
4.00%, 02/15/41	58,046	62,828
Pool# 757557
4.00%, 02/15/41	90,806	98,088
Pool# AA6307
3.50%, 04/15/43	569,862	596,507
Pool# AB3946
3.50%, 04/15/43	244,474	255,905
Pool# AD6012
3.50%, 04/15/43	549,413	575,103
Pool# AD7471
3.50%, 04/15/43	587,170	614,625
Pool# AD7472
3.50%, 04/15/43	333,860	349,679

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# AD9472
3.50%, 04/15/43	$309,912	$324,596
Pool# AA6403
3.00%, 05/15/43	1,389,017	1,418,968
Government National Mortgage Association I Pool TBA
3.00%, 11/15/44	500,000	509,531
Government National Mortgage Association II Pool
Pool# G23851
5.50%, 05/20/36	470,121	526,223
Pool# G24559
5.00%, 10/20/39	854,437	953,398
Pool# G24715
5.00%, 06/20/40	785,333	876,291
Pool# G24747
5.00%, 07/20/40	454,315	506,934
Pool# G24771
4.50%, 08/20/40	1,373,527	1,505,837
Pool# G24834
4.50%, 10/20/40	3,241,415	3,553,655
Pool# 737727
4.00%, 12/20/40	1,734,846	1,861,232
Pool# 737730
4.00%, 12/20/40	479,424	514,351
Pool# G24923
4.50%, 01/20/41	466,780	511,306
Pool# G24978
4.50%, 03/20/41	74,287	81,374
Pool# G25017
4.50%, 04/20/41	873,684	957,025
Pool# G25082
4.50%, 06/20/41	1,388,303	1,518,999
Pool# G25175
4.50%, 09/20/41	948,356	1,037,634
Pool# G2675523
3.50%, 03/20/42	786,361	823,498
Pool# G2MA0392
3.50%, 09/20/42	2,861,935	2,997,989
Pool# G2MA0534
3.50%, 11/20/42	1,656,940	1,735,709
Pool# G2MA0852
3.50%, 03/20/43	1,868,738	1,957,576
Pool# G2MA0934
3.50%, 04/20/43	2,236,984	2,343,328
Pool# G2AF1001
3.50%, 06/20/43	467,631	490,300
Government National Mortgage Association II Pool TBA
3.00%, 11/15/44	8,900,000	9,069,656
3.50%, 11/15/44	500,000	522,812
4.00%, 11/15/44	6,100,000	6,522,235

Total U.S. Government Mortgage Backed Agencies (cost $247,255,014)		251,357,429

34

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations 2.9%

	Principal Amount	Market Value

Federal Farm Credit Bank 4.88%, 01/17/17	$375,000	$409,173
Federal Home Loan Banks
4.88%, 05/17/17	605,000	666,983
5.50%, 07/15/36	300,000	394,881
Federal Home Loan Mortgage Corp.
1.00%, 09/29/17	1,200,000	1,198,815
3.75%, 03/27/19	1,475,000	1,607,218
1.38%, 05/01/20	1,500,000	1,457,174
2.38%, 01/13/22	1,000,000	1,003,982
6.75%, 09/15/29	388,000	559,699
6.75%, 03/15/31	400,000	580,777
6.25%, 07/15/32	365,000	514,845
Federal National Mortgage Association
0.38%, 07/05/16	6,500,000	6,489,249
5.38%, 06/12/17	1,805,000	2,013,887
0.88%, 12/20/17	2,500,000	2,480,569
0.88%, 05/21/18	1,714,000	1,690,375
2.63%, 09/06/24	1,500,000	1,490,912
6.25%, 05/15/29	500,000	680,475
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	15,172
Tennessee Valley Authority
6.25%, 12/15/17	35,000	40,504
4.50%, 04/01/18	1,865,000	2,056,967
4.88%, 01/15/48	300,000	346,695

Total U.S. Government Sponsored & Agency Obligations (cost $24,763,066)		25,698,352

U.S. Treasury Bonds 5.7%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	1,954,687
8.50%, 02/15/20	700,000	942,156
8.13%, 05/15/21	3,800,000	5,249,938
8.00%, 11/15/21	2,355,000	3,284,121
6.25%, 08/15/23	869,000	1,149,660
6.88%, 08/15/25	633,000	903,410
4.50%, 08/15/39	1,685,000	2,141,003
4.38%, 11/15/39	580,000	725,000
4.38%, 05/15/40	800,000	1,002,500
3.88%, 08/15/40	1,600,000	1,857,500
4.25%, 11/15/40	1,500,000	1,847,344
4.75%, 02/15/41	2,000,000	2,655,625
4.38%, 05/15/41	1,000,000	1,257,500
3.75%, 08/15/41	2,500,000	2,848,828
3.13%, 11/15/41	4,800,000	4,889,250
3.13%, 02/15/43	1,000,000	1,012,031
2.88%, 05/15/43	2,250,000	2,166,328
3.63%, 08/15/43	2,000,000	2,219,062
3.75%, 11/15/43	1,850,000	2,098,883
3.63%, 02/15/44	1,000,000	1,110,000

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
3.38%, 05/15/44	$1,700,000	$1,803,594
3.13%, 08/15/44	6,850,000	6,936,695

Total U.S. Treasury Bonds (cost $46,727,910)		50,055,115

U.S. Treasury Notes 29.5%
U.S. Treasury Notes
2.00%, 01/31/16	8,000,000	8,176,250
0.38%, 02/15/16	5,000,000	5,009,375
0.25%, 02/29/16	11,500,000	11,501,796
2.13%, 02/29/16	6,000,000	6,148,125
0.25%, 04/15/16	6,000,000	5,996,250
2.63%, 04/30/16	3,055,000	3,158,583
1.75%, 05/31/16	4,500,000	4,597,735
1.50%, 07/31/16	4,000,000	4,075,000
0.63%, 08/15/16	1,000,000	1,003,438
4.88%, 08/15/16	1,833,000	1,976,776
0.50%, 08/31/16	2,000,000	2,002,500
0.88%, 09/15/16	3,000,000	3,022,969
0.50%, 09/30/16	4,000,000	4,002,500
3.00%, 09/30/16	1,325,000	1,387,731
0.38%, 10/31/16	17,000,000	16,960,155
0.63%, 11/15/16	3,500,000	3,506,016
0.63%, 02/15/17	2,000,000	1,999,062
4.63%, 02/15/17	3,060,000	3,336,356
0.88%, 02/28/17	3,000,000	3,015,000
3.00%, 02/28/17	1,845,000	1,944,457
4.50%, 05/15/17	3,595,000	3,932,031
0.63%, 05/31/17	2,000,000	1,991,562
2.75%, 05/31/17	4,335,000	4,553,782
2.50%, 06/30/17	3,450,000	3,602,555
0.50%, 07/31/17	2,000,000	1,980,000
1.88%, 09/30/17	1,500,000	1,539,844
0.88%, 10/15/17	3,000,000	2,995,781
0.75%, 10/31/17	3,000,000	2,980,313
1.88%, 10/31/17	1,800,000	1,848,375
4.25%, 11/15/17	6,415,000	7,039,460
0.88%, 01/31/18	5,500,000	5,462,188
2.75%, 02/28/18	2,000,000	2,105,625
2.88%, 03/31/18	2,000,000	2,115,000
0.63%, 04/30/18	3,000,000	2,942,344
1.00%, 05/31/18	2,500,000	2,480,469
1.38%, 06/30/18	1,200,000	1,205,250
1.38%, 09/30/18	3,000,000	3,003,750
1.25%, 10/31/18	4,650,000	4,628,203
1.25%, 11/30/18	2,000,000	1,988,125
1.38%, 12/31/18	4,000,000	3,991,250
1.25%, 01/31/19	2,000,000	1,982,500
1.38%, 02/28/19	6,000,000	5,971,875
1.50%, 02/28/19	5,000,000	5,004,687
1.50%, 03/31/19	2,000,000	2,000,000
1.63%, 04/30/19	4,000,000	4,017,500
1.13%, 05/31/19	2,000,000	1,962,812

35

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.50%, 05/31/19	$1,000,000	$998,125
1.00%, 06/30/19	1,000,000	974,375
1.63%, 06/30/19	2,000,000	2,006,250
1.00%, 08/31/19	2,000,000	1,942,812
1.63%, 08/31/19	2,500,000	2,503,515
1.75%, 09/30/19	3,000,000	3,019,687
1.50%, 10/31/19	9,000,000	8,950,781
3.38%, 11/15/19	2,370,000	2,568,487
1.38%, 01/31/20	1,500,000	1,475,156
3.63%, 02/15/20	5,410,000	5,937,475
1.25%, 02/29/20	2,100,000	2,049,469
1.13%, 04/30/20	1,500,000	1,449,609
3.50%, 05/15/20	2,000,000	2,184,375
2.63%, 08/15/20	2,000,000	2,085,625
2.13%, 08/31/20	5,350,000	5,430,250
1.75%, 10/31/20	1,000,000	991,563
2.00%, 11/30/20	1,500,000	1,507,266
3.63%, 02/15/21	2,500,000	2,750,000
3.13%, 05/15/21	750,000	802,500
2.13%, 06/30/21	300,000	302,063
2.25%, 07/31/21	1,200,000	1,217,625
2.13%, 09/30/21	6,800,000	6,840,375
1.75%, 05/15/22	3,000,000	2,925,000
1.63%, 08/15/22	2,200,000	2,119,562
1.63%, 11/15/22	3,000,000	2,878,594
2.00%, 02/15/23	3,000,000	2,955,000
1.75%, 05/15/23	2,000,000	1,925,000
2.50%, 08/15/23	3,800,000	3,876,594
2.75%, 11/15/23	3,000,000	3,118,594
2.75%, 02/15/24	3,000,000	3,114,375
2.50%, 05/15/24	500,000	507,813
2.38%, 08/15/24	1,000,000	1,003,437

Total U.S. Treasury Notes (cost $255,482,071)		258,556,707

Yankee Dollars 0.4%
Banks 0.0%†
Westpac Banking Corp., 4.63%, 06/01/18	103,000	111,297

Chemicals 0.0%†
Agrium, Inc.
3.15%, 10/01/22	50,000	48,883
6.13%, 01/15/41	100,000	118,787
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	152,674

		320,344

Electric Utilities 0.0%†
Hydro Quebec, 8.40%, 01/15/22	153,000	202,191

Yankee Dollars (continued)

	Principal Amount	Market Value

Energy Equipment & Services 0.0%†
Weatherford International Ltd., 5.50%, 02/15/16	$51,000	$53,894

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	250,000	274,915
TransCanada PipeLines Ltd., 5.85%, 03/15/36	300,000	351,998

		626,913

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	68,643
Teck Resources Ltd., 3.85%, 08/15/17	100,000	105,770

		174,413

Oil, Gas & Consumable Fuels 0.2%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	260,000	284,171
Encana Corp., 6.50%, 08/15/34	250,000	309,738
Nexen, Inc.
5.88%, 03/10/35	92,000	107,251
6.40%, 05/15/37	250,000	311,484
Petro-Canada, 5.95%, 05/15/35	189,000	225,184
Statoil ASA, 6.80%, 01/15/28	225,000	298,250
Talisman Energy, Inc., 7.25%, 10/15/27	92,000	111,695

		1,647,773

Road & Rail 0.1%
Canadian National Railway Co.
6.90%, 07/15/28	168,000	226,960
6.20%, 06/01/36	164,000	214,676

		441,636

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	109,824

Total Yankee Dollars (cost $3,148,527)		3,688,285

36

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Index Fund (Continued)

Mutual Funds 2.1%

	Shares	Market Value

Money Market Fund 2.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (f)(g)	18,347,464	$18,347,464

Total Mutual Funds (cost $18,347,464)		18,347,464

Repurchase Agreement 0.0%†

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $242,933, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $247,790. (g)(h)	$242,931	242,931

Total Repurchase Agreement (cost $242,931)		242,931

TBA Sale Commitments 0.0% †
U.S. Government Mortgage Backed Agencies
Federal National Mortgage Association Pool TBA
5.50%, 11/25/44	(151,346)	(168,964)

Total TBA Sale Commitment (cost $(168,609))		(168,964)

Total Investments (cost $851,960,231) (i) — 100.3%		878,509,169

Liabilities in excess of other assets — (0.3)%		(2,262,046)

NET ASSETS — 100.0%		$876,247,123

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2014.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $1,510,941 which represents 0.17% of net assets.

(d)	Investment in affiliate.

(e)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $271,900.

(f)	Represents 7-day effective yield as of October 31, 2014.

(g)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $277,875.

(h)	Please refer to Note 2(e) for additional information on the Joint Repurchase Agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%. -

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

COP	Certificates of Participation

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB	de CV Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities

October 31, 2014

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,886)	$77,813
Investments in non-affiliates, at value* (cost $851,842,023)	878,357,389
Repurchase agreement, at value (cost $242,931)	242,931

Total Investments, at value (total cost $852,128,840)	878,678,133

Cash	50,047,453
Interest and dividends receivable	4,649,584
Security lending income receivable	286
Receivable for investments sold	7,617,994
Receivable for capital shares issued	104,271,519
Prepaid expenses	8,230

Total Assets	1,045,273,199

Liabilities:
Payable for investments purchased	168,270,340
Distributions payable	17,639
Payable for capital shares redeemed	42,942
TBA Sale Commitments (proceeds $168,609)	168,964
Payable upon return of securities loaned (Note 2)	277,875
Accrued expenses and other payables:
Investment advisory fees	128,412
Fund administration fees	23,256
Distribution fees	22,237
Administrative servicing fees	12,421
Accounting and transfer agent fees	6,022
Trustee fees	2,348
Custodian fees	2,574
Compliance program costs (Note 3)	208
Professional fees	42,265
Printing fees	4,580
Other	3,993

Total Liabilities	169,026,076

Net Assets	$876,247,123

Represented by:
Capital	$840,126,069
Accumulated distributions in excess of net investment income	(19,029)
Accumulated net realized gains from affiliated and non-affiliated investments	9,591,145
Net unrealized appreciation/(depreciation) from investments in affiliates	33,927
Net unrealized appreciation/(depreciation) from investments in non-affiliates	26,515,366
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	(355)

Net Assets	$876,247,123

*	Includes value of securities on loan of $271,900 (Note 2).

38

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Bond Index Fund
Net Assets:
Class A Shares	$206,721,780
Class C Shares	623,307
Institutional Class Shares	668,902,036

Total	$876,247,123

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	18,280,861
Class C Shares	55,119
Institutional Class Shares	59,270,635

Total	77,606,615

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.31
Class C Shares (b)	$11.31
Institutional Class Shares	$11.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.57

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

39

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$22,365,197
Income from securities lending (Note 2)	71,828
Dividend income from non-affiliates	44,496
Interest income from affiliates	5,063

Total Income	22,486,584

EXPENSES:
Investment advisory fees	1,670,590
Fund administration fees	285,697
Distribution fees Class A	394,688
Distribution fees Class B (a)	388
Distribution fees Class C	5,729
Administrative servicing fees Class A	234,065
Administrative servicing fees Class C	265
Registration and filing fees	50,182
Professional fees	110,987
Printing fees	8,173
Trustee fees	24,785
Custodian fees	29,817
Accounting and transfer agent fees	34,181
Compliance program costs (Note 3)	1,938
Other	27,651

Total expenses before earnings credit	2,879,136

Earnings credit (Note 5)	(72)

Net Expenses	2,879,064

NET INVESTMENT INCOME	19,607,520

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	10,929,972

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,835
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	1,543,819
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	44,978

Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	1,592,632

Net realized/unrealized gains from affiliated and non-affiliated investments, and TBA Sale Commitments	12,522,604

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,130,124

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$19,607,520	$27,130,433
Net realized gains from non-affiliated investments	10,929,972	21,015,667
Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	1,592,632	(68,183,507)

Change in net assets resulting from operations	32,130,124	(20,037,407)

Distributions to Shareholders From:
Net investment income:
Class A	(3,324,965)	(3,995,691)
Class B (a)	(600)	(2,566)
Class C	(8,348)	(12,893)
Institutional Class	(17,534,653)	(26,984,488)
Net realized gains:
Class A	(3,118,871)	(1,533,337)
Class B (a)	(2,129)	(1,673)
Class C	(9,773)	(11,570)
Institutional Class	(13,387,543)	(8,357,933)

Change in net assets from shareholder distributions	(37,386,882)	(40,900,151)

Change in net assets from capital transactions	(79,081,381)	(338,137,017)

Change in net assets	(84,338,139)	(399,074,575)

Net Assets:
Beginning of year	960,585,262	1,359,659,837

End of year	$876,247,123	$960,585,262

Accumulated distributions in excess of net investment income at end of year	$(19,029)	$(20,926)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$147,867,288	$41,739,740
Proceeds from shares issued from class conversion	112,662	–
Dividends reinvested	6,124,814	5,246,148
Cost of shares redeemed	(125,182,736)	(46,411,891)

Total Class A Shares	28,922,028	573,997

Class B Shares (a)
Proceeds from shares issued	–	764
Dividends reinvested	1,606	2,182
Cost of shares redeemed in class conversion	(112,662)	–
Cost of shares redeemed	(11,677)	(110,141)

Total Class B Shares	(122,733)	(107,195)

Class C Shares
Proceeds from shares issued	239,062	1,170,784
Dividends reinvested	14,678	22,244
Cost of shares redeemed	(197,595)	(1,219,904)

Total Class C Shares	56,145	(26,876)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

41

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$36,803,965	$235,172,622
Dividends reinvested	30,922,134	35,342,034
Cost of shares redeemed	(175,662,920)	(609,091,599)

Total Institutional Class Shares	(107,936,821)	(338,576,943)

Change in net assets from capital transactions	$(79,081,381)	$(338,137,017)

SHARE TRANSACTIONS:
Class A Shares
Issued	13,101,751	3,621,876
Issued in class conversion	10,134	–
Reinvested	551,236	452,967
Redeemed	(11,139,045)	(4,012,930)

Total Class A Shares	2,524,076	61,913

Class B Shares (a)
Issued	–	65
Reinvested	145	188
Redeemed in class conversion	(10,134)	–
Redeemed	(1,049)	(9,443)

Total Class B Shares	(11,038)	(9,190)

Class C Shares
Issued	21,281	99,539
Reinvested	1,321	1,905
Redeemed	(17,563)	(104,799)

Total Class C Shares	5,039	(3,355)

Institutional Class Shares
Issued	3,287,644	20,601,711
Reinvested	2,783,051	3,058,376
Redeemed	(15,798,317)	(53,164,515)

Total Institutional Class Shares	(9,727,622)	(29,504,428)

Total change in shares	(7,209,545)	(29,455,060)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.

The accompanying notes are an integral part of these financial statements.

42

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%
Year Ended October 31, 2013 (d)	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%
Year Ended October 31, 2012 (d)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (d)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	$11.75	4.36%		$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.32	0.47	0.79	(0.40)	–	(0.40)	$11.59	7.19%		$160,930,874	0.67%	2.86%	0.72%	177.67%

Class C Shares
Year Ended October 31, 2014 (d)	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%
Year Ended October 31, 2013 (d)	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012 (d)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (d)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	$11.76	3.72%		$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (d)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	$11.60	6.57%		$258,817	1.29%	2.24%	1.34%	177.67%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%
Year Ended October 31, 2013 (d)	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%
Year Ended October 31, 2012 (d)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (d)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	$11.73	4.68%		$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (d)	$11.19	0.37	0.47	0.84	(0.45)	–	(0.45)	$11.58	7.64%		$1,028,444,159	0.30%	3.24%	0.35%	177.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

43

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2014, the Nationwide International Index Fund (Institutional Class) returned 0.05% versus -0.60% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 124 funds as of October 31, 2014) was -0.11% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

November 2013 began with international equity markets in the midst of a downturn as political brinksmanship in the United States prolonged the debate over the nation’s debt ceiling, leading to a partial government shutdown. Equities quickly rebounded in mid-October when U.S. politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014. Weak U.S. economic reports drove gains in most stock markets of the developed world, including the United States, as indications of subpar growth in the United States reinforced investors’ expectations that the U.S. Federal Reserve would continue its aggressive asset purchase program. In addition, the modest pace of economic growth boded well for high corporate profit margins as the global recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

International equities moved higher in the first half of 2014 as investors looked past geopolitical risks to focus on signs of a strengthening recovery in developed economies, while ongoing stimulus from the world’s largest central banks continued to provide support to financial markets broadly.

Despite high valuations resulting from 2013’s strong rally, investors continued to favor equities in the first half 2014, pushing major indexes to record highs during the reporting period. Not all segments of the market advanced, however, as many of 2013’s winners struggled, including many biotechnology and Internet-related companies. Broadly speaking, 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks.

In addition, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment in which easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year 2014 got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering (reducing) its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States dampened sentiment for the broader global economy.

As 2014 progressed, International equities staged a comeback, with a significant surge in European stocks. Despite an unhealthily low inflation environment, fourth-quarter European gross domestic product (GDP) growth came in slightly higher than expected, driven largely by stronger growth in France and Germany. Signs of a strengthening economic recovery combined with hopes that the European Central Bank (ECB) would soon take measures to combat the uncomfortably low level of inflation in the eurozone fueled a rally in Europe’s stock markets.

Market volatility increased midway through 2014 due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Despite these economic issues, markets were resilient amid heightened expectations for policy action from the ECB, given rising deflationary risk. At the same time, improvements in U.S. economic data and corporate earnings lifted investor sentiment broadly, while dovish comments from the Fed helped push the world’s stock markets higher.

44

Fund Commentary (con’t.)	Nationwide International Index Fund

The ECB ultimately took policy action, including the implementation of a negative deposit rate, a move that has never before been attempted by a major central bank. In contrast, the Bank of Japan disappointed with its decision to refrain from expanding its asset purchase program even as the nation continued to struggle with slowing economic momentum, causing Japanese equities to lag those of other developed world markets.

Escalating violence in Iraq pushed oil prices sharply higher, resulting in small declines across stock markets globally as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. A steady stream of mergers and acquisitions took center stage, however, and, against the backdrop of ongoing stimulus from the Fed and ECB, equity markets soon resumed their upward course.

As the global economy continued its slow recovery during the reporting period, improving data, mainly from the United States, garnered a good deal of investors’ attention. More consistently positive data in the United States eventually confirmed that the economy’s recent weakness had been temporary and largely weather-related. China’s decelerating economy began to show signs of stabilization toward the end of the reporting period, as did the economies of other emerging countries where central banks took measures to improve financial conditions. In Europe, local economic data and credit conditions continued to show signs of improvement, although weaker purchasing managers’ index (PMI) numbers and business climate indicators in the core countries, particularly in France, pointed to the continued fragility of the region’s recovery. A thriving U.K. economy, however, was a bright spot in Europe, as the nation’s unemployment rate ticked lower and the housing market boomed.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

*	The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies, as well as the risks of investing in foreign securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

45

Fund Overview	Nationwide International Index Fund

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	96.5%
Repurchase Agreement	0.7%
Preferred Stocks	0.6%
Mutual Fund	0.1%
Right††	0.0%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries†††

Banks	13.9%
Pharmaceuticals	9.3%
Oil, Gas & Consumable Fuels	5.9%
Insurance	5.4%
Automobiles	3.9%
Food Products	3.8%
Metals & Mining	3.4%
Chemicals	3.2%
Diversified Telecommunication Services	3.2%
Machinery	2.5%
Other Industries*	45.5%
100.0%

Top Holdings†††

Nestle SA	1.8%
Novartis AG	1.7%
Roche Holding AG	1.6%
HSBC Holdings PLC	1.5%
Toyota Motor Corp.	1.3%
Royal Dutch Shell PLC	1.1%
BP PLC	1.0%
Total SA	1.0%
Bayer AG	0.9%
Commonwealth Bank of Australia	0.9%
Other Holdings*	87.2%
100.0%

Top Countries†††

Japan	21.2%
United Kingdom	18.3%
Switzerland	9.8%
France	9.2%
Germany	8.6%
Australia	8.2%
Netherlands	3.9%
Spain	3.4%
Sweden	3.0%
Hong Kong	2.9%
Other Countries*	11.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

46

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(0.35)%	6.31%	5.36%
	w/SC2	(6.05)%	5.05%	4.72%
Class C3	w/o SC1	(1.04)%	5.68%	4.58%
	w/SC4	(2.00)%	5.68%	5.29%
Class R5,6,7		(0.42)%	6.23%	5.29%
Institutional Class[5]		0.05%	6.74%	5.77%
MSCI EAFE® Index		(0.60)%	6.52%	5.81%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]

These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for SCs (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[7]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.70%
Class C	1.35%
Class R	0.81%
Institutional Class	0.31%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

47

Fund Performance (con’t.)	Nationwide International Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

48

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	953.10	3.45	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Class C Shares	Actual	(a)	1,000.00	949.40	6.93	1.41
	Hypothetical	(a)(b)	1,000.00	1,018.10	7.17	1.41
Class R Shares(c)	Actual	(a)	1,000.00	952.80	3.94	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80
Institutional Class Shares	Actual	(a)	1,000.00	955.20	1.48	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.69	1.53	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

49

Statement of Investments

October 31, 2014

Nationwide International Index Fund

Common Stocks 96.5%

	Shares	Market Value

AUSTRALIA 8.0%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd.	93,307	$467,488

Airlines 0.0%†
Qantas Airways Ltd.*	148,548	221,947

Banks 2.8%
Australia & New Zealand Banking Group Ltd.	368,731	10,910,964
Bank of Queensland Ltd.	47,652	529,738
Bendigo & Adelaide Bank Ltd.	54,466	598,141
Commonwealth Bank of Australia	217,691	15,479,897
National Australia Bank Ltd.	316,321	9,785,635
Westpac Banking Corp.	417,681	12,820,415

		50,124,790

Beverages 0.1%
Coca-Cola Amatil Ltd.	78,490	633,365
Treasury Wine Estates Ltd.	91,860	375,061

		1,008,426

Biotechnology 0.3%
CSL Ltd.	64,755	4,571,892

Capital Markets 0.1%
Macquarie Group Ltd.	38,103	2,059,239

Chemicals 0.1%
Incitec Pivot Ltd.	227,363	583,435
Orica Ltd.	50,227	916,857

		1,500,292

Commercial Services & Supplies 0.1%
Brambles Ltd.	207,802	1,747,790

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	14,708	286,348

Construction Materials 0.0%†
Boral Ltd. (a)	104,859	460,558

Containers & Packaging 0.1%
Amcor Ltd.	161,329	1,675,699

Diversified Financial Services 0.0%†
ASX Ltd.	25,596	812,093

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	592,766	2,949,696
TPG Telecom Ltd.	36,631	237,184

		3,186,880

Electric Utilities 0.0%†
AusNet Services	238,266	288,040

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	29,376	350,625

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	126,683	316,400
Wesfarmers Ltd.	154,381	6,008,153
Woolworths Ltd.	169,966	5,393,972

		11,718,525

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Gas Utilities 0.0%†
APA Group	104,897	$729,279

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,953	515,450

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,168	839,877
Sonic Healthcare Ltd.	51,877	858,500

		1,698,377

Hotels, Restaurants & Leisure 0.1%
Crown Resorts Ltd.	47,496	609,214
Flight Centre Travel Group Ltd.	7,812	289,863
Tabcorp Holdings Ltd.	99,954	359,052
Tatts Group Ltd.	189,277	579,393

		1,837,522

Information Technology Services 0.0%†
Computershare Ltd.	60,997	661,980

Insurance 0.5%
AMP Ltd.	393,208	2,027,783
Insurance Australia Group Ltd.	307,932	1,780,621
QBE Insurance Group Ltd.	182,500	1,853,820
Suncorp Group Ltd.	171,791	2,235,385

		7,897,609

Media 0.0%†
REA Group Ltd.	7,038	281,810

Metals & Mining 1.3%
Alumina Ltd.*	335,730	485,228
BHP Billiton Ltd.	431,376	12,905,412
BHP Billiton PLC	283,227	7,317,625
Fortescue Metals Group Ltd.	204,746	631,916
Iluka Resources Ltd.	59,178	379,906
Newcrest Mining Ltd.*	100,359	823,104

		22,543,191

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	78,270	263,205

Multi-Utilities 0.1%
AGL Energy Ltd.	86,390	1,035,604

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	18,105	498,669
Origin Energy Ltd.	144,840	1,819,586
Santos Ltd.	127,473	1,460,746
Woodside Petroleum Ltd.	99,361	3,529,340

		7,308,341

Professional Services 0.1%
ALS Ltd.	50,408	249,640
Seek Ltd.	40,098	588,434

		838,074

50

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) 0.6%
BGP Holdings PLC* (b)	1,554,139	$0
CFS Retail Property Trust Group*	275,423	512,285
Dexus Property Group	757,331	809,440
Federation Centres*	198,807	477,415
Goodman Group	223,981	1,093,520
GPT Group (The)	228,669	831,183
Mirvac Group	481,033	763,165
Scentre Group*	704,275	2,246,596
Stockland	307,687	1,150,374
Westfield Corp.	270,992	1,904,261

		9,788,239

Real Estate Management & Development 0.1%
Lend Lease Group	70,162	978,551

Road & Rail 0.1%
Asciano Ltd.	130,648	722,675
Aurizon Holdings Ltd.	282,663	1,172,405

		1,895,080

Transportation Infrastructure 0.1%
Sydney Airport	134,582	523,219
Transurban Group	247,714	1,774,105

		2,297,324

		141,050,268

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG	36,951	942,899
Raiffeisen Bank International AG	15,700	336,165

		1,279,064

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,582	220,582

Machinery 0.0%†
Andritz AG	10,232	494,454

Metals & Mining 0.1%
Voestalpine AG	15,441	618,534

Oil, Gas & Consumable Fuels 0.0%†
OMV AG	19,520	613,573

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	132,637	401,547

		3,627,754

BELGIUM 1.2%
Banks 0.1%
KBC Groep NV*	33,435	1,795,986

Beverages 0.7%
Anheuser-Busch InBev NV	108,069	11,984,247

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals 0.1%
Solvay SA	8,185	$1,117,414
Umicore SA	13,482	529,148

		1,646,562

Diversified Financial Services 0.0%†
Groupe Bruxelles Lambert SA	11,027	985,454

Diversified Telecommunication Services 0.0%†
Belgacom SA	20,924	790,270

Food & Staples Retailing 0.1%
Colruyt SA	9,237	420,701
Delhaize Group SA	13,168	900,360

		1,321,061

Insurance 0.1%
Ageas	29,906	999,696

Media 0.0%†
Telenet Group Holding NV*	6,966	394,149

Pharmaceuticals 0.1%
UCB SA	17,263	1,392,198

		21,309,623

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	52,031	1,175,853

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	284,166	250,142

DENMARK 1.5%
Banks 0.1%
Danske Bank A/S	88,581	2,432,461

Beverages 0.1%
Carlsberg A/S, Class B	14,765	1,302,253

Chemicals 0.1%
Novozymes A/S, Class B	31,639	1,465,098

Diversified Telecommunication Services 0.0%†
TDC A/S	108,843	831,240

Electrical Equipment 0.1%
Vestas Wind Systems A/S*	29,681	990,603

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	14,802	1,290,161
William Demant Holding A/S*	2,660	201,605

		1,491,766

Insurance 0.0%†
Tryg A/S	2,790	301,920

Marine 0.2%
AP Moeller-Maersk A/S, Class A	530	1,205,725
AP Moeller-Maersk A/S, Class B	965	2,251,901

		3,457,626

51

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Pharmaceuticals 0.7%
Novo Nordisk A/S, Class B	269,477	$12,181,094

Road & Rail 0.0%†
DSV A/S	24,111	721,671

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	15,096	1,272,767

		26,448,499

FINLAND 0.9%
Auto Components 0.0%†
Nokian Renkaat OYJ	15,662	442,459

Communications Equipment 0.3%
Nokia OYJ	501,702	4,192,171

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,698	541,110

Electric Utilities 0.1%
Fortum OYJ*	58,653	1,360,268

Insurance 0.2%
Sampo OYJ, Class A	60,651	2,906,240

Machinery 0.2%
Kone OYJ, Class B (a)	41,594	1,791,368
Metso OYJ	15,487	505,994
Wartsila OYJ Abp	19,360	897,680

		3,195,042

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	16,903	365,390

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	69,268	572,023
UPM-Kymmene OYJ	73,302	1,162,754

		1,734,777

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	456,334

		15,193,791

FRANCE 9.1%
Aerospace & Defense 0.5%
Airbus Group NV	79,469	4,744,385
Safran SA	36,567	2,315,917
Thales SA	12,489	620,204
Zodiac Aerospace	23,560	718,881

		8,399,387

Air Freight & Logistics 0.0%†
Bollore SA (a)	723	342,775

Auto Components 0.2%
Cie Generale des Etablissements Michelin	24,776	2,151,967
Valeo SA	10,084	1,130,726

		3,282,693

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Automobiles 0.1%
Peugeot SA*	52,065	$618,768
Renault SA	26,165	1,946,318

		2,565,086

Banks 0.9%
BNP Paribas SA	141,790	8,910,376
Credit Agricole SA	132,797	1,965,166
Natixis SA	124,346	855,933
Societe Generale SA	96,840	4,666,823

		16,398,298

Beverages 0.2%
Pernod Ricard SA	28,255	3,218,579
Remy Cointreau SA	2,818	200,549

		3,419,128

Building Products 0.1%
Cie de St-Gobain	58,628	2,520,117

Chemicals 0.3%
Air Liquide SA	46,302	5,589,383
Arkema SA	7,374	455,138

		6,044,521

Commercial Services & Supplies 0.1%
Edenred	27,272	756,041
Societe BIC SA	4,012	500,479

		1,256,520

Communications Equipment 0.1%
Alcatel-Lucent*	371,900	1,136,259

Construction & Engineering 0.3%
Bouygues SA	25,687	888,102
Vinci SA	64,152	3,661,685

		4,549,787

Construction Materials 0.1%
Imerys SA	4,678	335,683
Lafarge SA	25,222	1,750,416

		2,086,099

Diversified Financial Services 0.0%†
Eurazeo SA	5,230	350,055
Wendel SA	4,324	476,763

		826,818

Diversified Telecommunication Services 0.5%
Iliad SA	3,476	760,113
Orange SA	249,059	3,965,112
Vivendi SA*	162,150	3,961,212

		8,686,437

Electric Utilities 0.1%
Electricite de France SA	31,789	938,678

Electrical Equipment 0.5%
Alstom SA*	28,686	1,001,235

52

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electrical Equipment (continued)
Legrand SA	34,999	$1,883,690
Schneider Electric SE	70,387	5,545,520

		8,430,445

Energy Equipment & Services 0.1%
Technip SA	13,767	994,671

Food & Staples Retailing 0.2%
Carrefour SA	84,380	2,473,205
Casino Guichard Perrachon SA	7,113	729,320

		3,202,525

Food Products 0.3%
Danone SA	77,272	5,280,193

Health Care Equipment & Supplies 0.2%
Essilor International SA	27,116	2,994,202

Hotels, Restaurants & Leisure 0.1%
Accor SA	22,759	956,158
Sodexo	12,068	1,164,236

		2,120,394

Information Technology Services 0.1%
AtoS	10,400	718,726
Cap Gemini SA	19,206	1,263,681

		1,982,407

Insurance 0.4%
AXA SA	243,689	5,628,861
CNP Assurances	22,507	420,772
SCOR SE	20,553	629,794

		6,679,427

Machinery 0.0%†
Vallourec SA	14,647	535,306

Media 0.2%
Eutelsat Communications SA* (a)	20,749	672,659
JCDecaux SA	8,908	295,664
Lagardere SCA	14,952	363,877
Numericable Group SA*	13,046	482,283
Publicis Groupe SA	24,705	1,713,485

		3,527,968

Multi-Utilities 0.4%
GDF Suez	194,829	4,730,433
Suez Environnement Co.	35,150	592,182
Veolia Environnement SA	54,487	904,965

		6,227,580

Oil, Gas & Consumable Fuels 1.0%
Total SA	287,240	17,149,177

Personal Products 0.3%
L’Oreal SA	33,556	5,266,151

Pharmaceuticals 0.8%
Sanofi	158,967	14,424,681

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Professional Services 0.0%†
Bureau Veritas SA	29,635	$732,990

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,804	349,723
Gecina SA	4,110	556,245
ICADE	4,938	392,918
Klepierre	13,379	579,069
Unibail-Rodamco SE	13,128	3,366,117

		5,244,072

Software 0.1%
Dassault Systemes	16,230	1,029,159

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA	7,129	1,261,492
Kering	10,222	1,972,691
LVMH Moet Hennessy Louis Vuitton SA	37,519	6,368,627

		9,602,810

Trading Companies & Distributors 0.0%†
Rexel SA	35,835	602,352

Transportation Infrastructure 0.1%
Aeroports de Paris	3,985	471,681
Groupe Eurotunnel SA REG	61,045	771,563

		1,243,244

		159,722,357

GERMANY 7.8%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	130,608	4,112,821

Airlines 0.0%†
Deutsche Lufthansa AG REG	29,158	431,908

Auto Components 0.2%
Continental AG	14,904	2,935,579

Automobiles 0.9%
Bayerische Motoren Werke AG	44,363	4,757,390
Daimler AG REG	129,140	10,068,913
Volkswagen AG	3,876	826,628

		15,652,931

Banks 0.1%
Commerzbank AG*	131,136	1,982,841

Capital Markets 0.3%
Deutsche Bank AG REG	185,422	5,798,405

Chemicals 1.0%
BASF SE	123,338	10,898,168
K+S AG REG	24,429	684,617
Lanxess AG	12,124	631,495
Linde AG	24,911	4,597,456

		16,811,736

Construction & Engineering 0.0%†
Hochtief AG	2,961	219,110

53

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction Materials 0.1%
HeidelbergCement AG	18,378	$1,254,604

Diversified Financial Services 0.1%
Deutsche Boerse AG	26,127	1,788,217

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG REG	417,698	6,296,099
Telefonica Deutschland Holding AG*	80,662	396,929

		6,693,028

Electrical Equipment 0.0%†
Osram Licht AG*	10,897	382,800

Food & Staples Retailing 0.0%†
Metro AG*	21,464	684,239

Health Care Providers & Services 0.3%
Celesio AG	6,780	223,685
Fresenius Medical Care AG & Co. KGaA	29,333	2,152,976
Fresenius SE & Co. KGaA	50,292	2,587,827

		4,964,488

Household Products 0.1%
Henkel AG & Co. KGaA	15,338	1,396,048

Industrial Conglomerates 0.7%
Siemens AG REG	106,381	11,999,076

Insurance 0.8%
Allianz SE REG	61,150	9,724,204
Hannover Rueck SE	8,506	709,973
Muenchener Rueckversicherungs-Gesellschaft AG REG	23,239	4,575,479

		15,009,656

Internet Software & Services 0.0%†
United Internet AG REG	17,156	672,831

Machinery 0.1%
GEA Group AG	24,616	1,135,479
MAN SE	4,781	544,853

		1,680,332

Media 0.1%
Axel Springer SE	5,446	299,588
Kabel Deutschland Holding AG*	3,086	418,348
ProSiebenSat.1 Media AG REG	29,374	1,186,596

		1,904,532

Metals & Mining 0.1%
ThyssenKrupp AG*	60,446	1,456,844

Multi-Utilities 0.4%
E.ON SE	269,693	4,649,536
RWE AG	66,176	2,348,043

		6,997,579

Personal Products 0.1%
Beiersdorf AG	13,257	1,074,862

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Pharmaceuticals 1.0%
Bayer AG REG	110,944	$15,867,408
Merck KGaA	17,118	1,549,596

		17,417,004

Real Estate Management & Development 0.0%†
Deutsche Wohnen AG-Bearer Shares	38,985	879,956

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	151,228	1,473,373

Software 0.5%
SAP SE	123,664	8,425,899

Textiles, Apparel & Luxury Goods 0.1%
adidas AG	28,551	2,080,398
Hugo Boss AG	4,395	583,914

		2,664,312

Trading Companies & Distributors 0.1%
Brenntag AG	20,469	993,189

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,937	305,900

		138,064,100

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Friends Life Group Ltd.	194,930	1,010,912

HONG KONG 2.9%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	144,000	270,094

Banks 0.2%
Bank of East Asia Ltd.	171,550	716,407
BOC Hong Kong Holdings Ltd.	494,600	1,646,478
Hang Seng Bank Ltd.	101,700	1,723,238

		4,086,123

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	330,750	356,948
Hong Kong Exchanges and Clearing Ltd.	145,200	3,218,290

		3,575,238

Diversified Telecommunication Services 0.1%
HKT Trust and HKT Ltd.	376,420	458,567
PCCW Ltd.	548,000	348,373

		806,940

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	76,500	558,781
CLP Holdings Ltd.	250,500	2,157,085
Power Assets Holdings Ltd.	184,800	1,784,310

		4,500,176

54

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	863,664	$2,016,818

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	308,000	2,106,073
Shangri-La Asia Ltd.	165,333	240,064
SJM Holdings Ltd.	244,000	515,716

		2,861,853

Household Durables 0.0%†
Techtronic Industries Co. Ltd.	181,000	566,639

Industrial Conglomerates 0.2%
Hutchison Whampoa Ltd.	283,500	3,594,939
NWS Holdings Ltd.	201,645	376,947

		3,971,886

Insurance 0.5%
AIA Group Ltd.	1,620,200	9,041,404

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	307,551	1,808,583

Real Estate Management & Development 0.8%
Cheung Kong Holdings Ltd.	185,000	3,284,171
Hang Lung Properties Ltd.	300,000	936,819
Henderson Land Development Co., Ltd.	133,516	902,005
Hysan Development Co., Ltd.	88,673	404,602
Kerry Properties Ltd.	85,000	291,586
New World Development Co., Ltd.	692,024	869,879
Sino Land Co., Ltd.	406,200	671,399
Sun Hung Kai Properties Ltd.	221,700	3,308,009
Swire Pacific Ltd., Class A	83,000	1,088,674
Swire Properties Ltd.	161,400	517,176
Wharf Holdings Ltd. (The)	203,270	1,503,410
Wheelock & Co., Ltd.	128,000	616,975

		14,394,705

Road & Rail 0.1%
MTR Corp., Ltd.	194,214	791,904

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	34,300	377,317

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd.	781,200	952,079
Yue Yuen Industrial Holdings Ltd.	103,000	345,769

		1,297,848

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	593,014	552,012

		50,919,540

IRELAND 0.7%
Airlines 0.0%†
Ryanair Holdings PLC*	26,414	251,745

Banks 0.1%
Bank of Ireland*	3,775,701	1,486,322

Common Stocks (continued)

	Shares	Market Value

IRELAND (continued)
Construction Materials 0.1%
CRH PLC	98,292	$2,180,455
James Hardie Industries PLC, CDI	55,349	590,388

		2,770,843

Food Products 0.1%
Kerry Group PLC, Class A	21,105	1,433,593

Pharmaceuticals 0.3%
Shire PLC	79,107	5,307,837

Professional Services 0.1%
Experian PLC	134,910	2,028,526

		13,278,866

ISRAEL 0.5%
Banks 0.1%
Bank Hapoalim BM	144,065	741,626
Bank Leumi Le-Israel BM*	174,122	622,242
Mizrahi Tefahot Bank Ltd.*	18,702	207,032

		1,570,900

Chemicals 0.0%†
Israel Chemicals Ltd.	54,383	366,644
Israel Corp., Ltd. (The)*	345	168,315

		534,959

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	256,036	437,598

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	608	210,155

Pharmaceuticals 0.4%
Teva Pharmaceutical Industries Ltd.	114,576	6,467,512

Software 0.0%†
NICE-Systems Ltd.	7,901	320,325

		9,541,449

ITALY 2.1%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	54,315	490,812

Auto Components 0.0%†
Pirelli & C. SpA	29,127	390,586

Banks 0.7%
Banca Monte dei Paschi di Siena SpA*	565,602	432,749
Banco Popolare SC*	46,023	668,540
Intesa Sanpaolo SpA	1,573,493	4,625,691
Intesa Sanpaolo SpA - RSP	124,329	317,882
UniCredit SpA	595,704	4,314,520
Unione di Banche Italiane SCPA	117,697	924,333

		11,283,715

Capital Markets 0.1%
Mediobanca SpA*	79,880	705,032

55

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Diversified Financial Services 0.0%†
Exor SpA	13,202	$576,088

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,364,682	1,546,570
Telecom Italia SpA - RSP	808,356	723,271

		2,269,841

Electric Utilities 0.3%
Enel SpA	880,309	4,498,308
Terna Rete Elettrica Nazionale SpA	202,218	1,019,522

		5,517,830

Electrical Equipment 0.0%†
Prysmian SpA	27,346	473,938

Energy Equipment & Services 0.0%†
Saipem SpA*	33,567	525,490

Gas Utilities 0.1%
Snam SpA	270,492	1,462,682

Independent Power and Renewable Electricity Producers 0.0%†
Enel Green Power SpA	219,998	540,816

Insurance 0.2%
Assicurazioni Generali SpA	158,431	3,251,073
UnipolSai SpA	120,515	324,034

		3,575,107

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	342,837	7,304,109

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	22,067	1,125,587

Transportation Infrastructure 0.1%
Atlantia SpA	54,586	1,289,169

		37,530,802

JAPAN 20.8%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	46,200	987,858

Airlines 0.0%†
ANA Holdings, Inc.	163,000	377,942
Japan Airlines Co., Ltd.	16,574	445,046

		822,988

Auto Components 0.7%
Aisin Seiki Co., Ltd.	25,800	859,367
Bridgestone Corp.	86,000	2,873,926
Denso Corp.	65,800	3,015,852
Koito Manufacturing Co., Ltd.	14,000	421,852
NGK Spark Plug Co., Ltd.	24,000	625,933
NHK Spring Co., Ltd.	20,400	186,708
NOK Corp.	13,600	344,549
Stanley Electric Co., Ltd.	20,100	408,645
Sumitomo Electric Industries Ltd.	102,500	1,401,031
Sumitomo Rubber Industries Ltd.	22,900	316,502

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components (continued)
Toyoda Gosei Co., Ltd.	9,600	$184,433
Toyota Industries Corp.	22,000	1,047,558
Yokohama Rubber Co., Ltd. (The)	30,000	272,326

		11,958,682

Automobiles 2.3%
Daihatsu Motor Co., Ltd.	27,000	383,210
Fuji Heavy Industries Ltd.	79,300	2,639,354
Honda Motor Co., Ltd.	218,900	6,998,067
Isuzu Motors Ltd.	80,400	1,049,010
Mazda Motor Corp.	71,260	1,683,646
Mitsubishi Motors Corp.	86,099	885,889
Nissan Motor Co., Ltd.	335,500	3,060,332
Suzuki Motor Corp.	49,600	1,662,518
Toyota Motor Corp.	369,800	22,253,533
Yamaha Motor Co., Ltd.	33,400	631,853

		41,247,412

Banks 1.9%
Aozora Bank Ltd.	149,000	523,721
Bank of Kyoto Ltd. (The)	45,000	389,950
Bank of Yokohama Ltd. (The)	158,000	913,121
Chiba Bank Ltd. (The)	96,300	684,019
Chugoku Bank Ltd. (The)	20,000	295,611
Fukuoka Financial Group, Inc.	108,600	555,712
Gunma Bank Ltd. (The)	54,000	336,986
Hachijuni Bank Ltd. (The)	58,000	355,123
Hiroshima Bank Ltd. (The)	71,000	354,956
Hokuhoku Financial Group, Inc.	170,000	341,510
Iyo Bank Ltd. (The)	34,000	363,066
Joyo Bank Ltd. (The)	91,000	487,274
Mitsubishi UFJ Financial Group, Inc.	1,709,284	9,963,784
Mizuho Financial Group, Inc.	3,107,119	5,662,154
Resona Holdings, Inc.	297,201	1,699,927
Seven Bank Ltd.	71,000	296,525
Shinsei Bank Ltd.	221,000	496,670
Shizuoka Bank Ltd. (The)	65,000	671,630
Sumitomo Mitsui Financial Group, Inc.	170,805	6,965,925
Sumitomo Mitsui Trust Holdings, Inc.	448,769	1,832,200
Suruga Bank Ltd.	25,000	522,659
Yamaguchi Financial Group, Inc.	28,000	267,425

		33,979,948

Beverages 0.2%
Asahi Group Holdings Ltd.	52,600	1,631,592
Kirin Holdings Co., Ltd.	107,600	1,395,013
Suntory Beverage & Food Ltd.	17,300	617,169

		3,643,774

Building Products 0.2%
Asahi Glass Co., Ltd.	138,600	721,369
Daikin Industries Ltd.	30,900	1,931,500
LIXIL Group Corp.	34,700	760,984
TOTO Ltd.	38,200	431,044

		3,844,897

56

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Capital Markets 0.3%
Daiwa Securities Group, Inc.	227,200	$1,795,553
Nomura Holdings, Inc.	492,100	3,073,847
SBI Holdings, Inc.	27,170	313,312

		5,182,712

Chemicals 0.8%
Air Water, Inc.	20,000	318,806
Asahi Kasei Corp.	169,200	1,388,491
Daicel Corp.	38,000	438,044
Hitachi Chemical Co., Ltd.	15,600	274,958
JSR Corp.	24,800	446,605
Kaneka Corp.	41,500	228,015
Kansai Paint Co., Ltd.	30,000	458,596
Kuraray Co., Ltd.	47,100	547,069
Mitsubishi Chemical Holdings Corp.	178,500	879,271
Mitsubishi Gas Chemical Co., Inc.	53,000	317,109
Mitsui Chemicals, Inc.	102,100	295,753
Nippon Paint Holdings Co. Ltd.	23,000	522,269
Nitto Denko Corp.	21,210	1,147,123
Shin-Etsu Chemical Co., Ltd.	55,400	3,556,050
Sumitomo Chemical Co., Ltd.	200,200	686,774
Taiyo Nippon Sanso Corp. (a)	26,000	234,080
Teijin Ltd.	124,800	305,111
Toray Industries, Inc.	201,300	1,351,414

		13,395,538

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	74,700	736,303
Park24 Co., Ltd.	13,900	210,331
Secom Co., Ltd.	28,000	1,725,502
Toppan Printing Co., Ltd.	76,000	517,121

		3,189,257

Construction & Engineering 0.2%
Chiyoda Corp.	22,000	226,640
JGC Corp.	28,000	719,594
Kajima Corp.	117,800	524,158
Obayashi Corp.	89,500	614,208
Shimizu Corp.	82,000	605,137
Taisei Corp.	135,000	750,728

		3,440,465

Construction Materials 0.0%†
Taiheiyo Cement Corp.	155,000	568,688

Consumer Finance 0.1%
Acom Co., Ltd.* (a)	56,600	188,662
AEON Financial Service Co., Ltd.	16,000	334,377
Credit Saison Co., Ltd.	21,300	449,651

		972,690

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,600	261,936

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	296,610

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Diversified Financial Services 0.2%
Japan Exchange Group, Inc.	33,200	$823,562
Mitsubishi UFJ Lease & Finance Co., Ltd.	63,500	335,252
ORIX Corp.	179,200	2,487,339

		3,646,153

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	49,854	3,101,859

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.*	84,200	1,010,365
Chugoku Electric Power Co., Inc. (The)	41,500	547,295
Hokuriku Electric Power Co.	22,700	306,457
Kansai Electric Power Co., Inc. (The)*	97,400	961,875
Kyushu Electric Power Co., Inc.	59,200	642,299
Shikoku Electric Power Co., Inc.*	22,600	310,135
Tohoku Electric Power Co., Inc.	61,900	773,639
Tokyo Electric Power Co., Inc.*	196,400	708,163

		5,260,228

Electrical Equipment 0.3%
Fuji Electric Co., Ltd.	75,200	330,389
Mabuchi Motor Co., Ltd.	3,700	319,587
Mitsubishi Electric Corp.	261,600	3,373,018
Nidec Corp.	29,500	1,949,143

		5,972,137

Electronic Equipment, Instruments & Components 1.2%
Citizen Holdings Co., Ltd.	36,200	237,810
Hamamatsu Photonics KK	9,600	436,131
Hirose Electric Co., Ltd.	4,000	490,441
Hitachi High-Technologies Corp.	8,300	253,561
Hitachi Ltd.	652,300	5,125,431
HOYA Corp.	59,100	2,091,362
Ibiden Co., Ltd.	16,200	243,518
Japan Display, Inc.*	48,400	143,672
Keyence Corp.	6,168	2,988,906
Kyocera Corp.	43,900	2,023,415
Murata Manufacturing Co., Ltd.	27,100	3,044,970
Nippon Electric Glass Co., Ltd.	44,000	204,602
Omron Corp.	27,400	1,296,970
Shimadzu Corp.	28,000	243,637
TDK Corp.	16,900	959,280
Yaskawa Electric Corp.	30,000	388,866
Yokogawa Electric Corp.	28,700	399,302

		20,571,874

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	85,800	848,977
FamilyMart Co., Ltd.	7,900	317,209
Lawson, Inc.	8,500	576,617
Seven & I Holdings Co., Ltd.	100,000	3,905,613

		5,648,416

Food Products 0.3%
Ajinomoto Co., Inc.	77,000	1,453,811

57

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Food Products (continued)
Calbee, Inc.	9,200	$322,224
Kikkoman Corp.	21,000	483,026
MEIJI Holdings Co., Ltd.	8,099	679,527
NH Foods Ltd.	24,000	553,433
Nisshin Seifun Group, Inc.	24,352	246,248
Nissin Foods Holdings Co., Ltd.	8,000	421,639
Toyo Suisan Kaisha Ltd.	11,400	393,713
Yakult Honsha Co., Ltd.	11,800	653,476
Yamazaki Baking Co., Ltd.	15,100	186,676

		5,393,773

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	237,900	948,943
Toho Gas Co., Ltd.	56,000	302,872
Tokyo Gas Co., Ltd.	318,400	1,835,358

		3,087,173

Health Care Equipment & Supplies 0.2%
Olympus Corp.*	32,800	1,177,687
Sysmex Corp.	19,600	836,727
Terumo Corp.	40,700	1,017,443

		3,031,857

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	22,800	289,330
Medipal Holdings Corp.	15,800	175,130
Miraca Holdings, Inc.	7,900	331,638
Suzuken Co., Ltd.	9,800	262,746

		1,058,844

Health Care Technology 0.0%†
M3, Inc.	25,500	425,556

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	9,624	234,898
Oriental Land Co., Ltd.	6,700	1,432,722

		1,667,620

Household Durables 0.6%
Casio Computer Co., Ltd. (a)	25,900	412,990
Iida Group Holdings Co. Ltd.	22,500	250,024
Nikon Corp. (a)	42,900	587,801
Panasonic Corp.	293,502	3,531,197
Rinnai Corp.	4,500	399,721
Sekisui Chemical Co., Ltd.	59,000	735,339
Sekisui House Ltd.	72,300	899,043
Sharp Corp.*	192,900	485,811
Sony Corp.	138,100	2,726,552

		10,028,478

Household Products 0.1%
Unicharm Corp.	49,500	1,151,046

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co., Ltd.	16,000	559,538

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Industrial Conglomerates 0.1%
Seibu Holdings, Inc.	17,000	$326,858
Toshiba Corp.	543,700	2,401,044

		2,727,902

Information Technology Services 0.2%
Fujitsu Ltd.	254,100	1,544,792
Itochu Techno-Solutions Corp.	3,900	155,059
Nomura Research Institute Ltd.	13,600	448,580
NTT Data Corp.	17,400	680,190
Otsuka Corp.	6,300	234,254

		3,062,875

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	140,300	2,123,259
MS&AD Insurance Group Holdings, Inc.	67,855	1,466,806
Sompo Japan Nipponkoa Holdings, Inc.	42,325	1,065,769
Sony Financial Holdings, Inc.	24,400	389,539
T&D Holdings, Inc.	73,500	946,789
Tokio Marine Holdings, Inc.	91,800	2,943,854

		8,936,016

Internet & Catalog Retail 0.1%
Rakuten, Inc.	104,600	1,179,519

Internet Software & Services 0.1%
Dena Co., Ltd.	14,500	187,371
Gree, Inc. (a)	12,500	89,520
Kakaku.com, Inc.	19,700	268,225
Yahoo Japan Corp.	191,400	689,540

		1,234,656

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	24,449	606,769
Sankyo Co., Ltd.	7,300	265,655
Sega Sammy Holdings, Inc.	24,500	389,195
Shimano, Inc.	10,500	1,392,357
Yamaha Corp.	22,800	312,518

		2,966,494

Machinery 1.2%
Amada Co., Ltd.	47,000	410,476
FANUC Corp.	25,900	4,564,507
Hino Motors Ltd.	35,000	512,158
Hitachi Construction Machinery Co., Ltd.	14,600	298,634
IHI Corp.	191,000	920,741
JTEKT Corp.	24,600	395,646
Kawasaki Heavy Industries Ltd.	195,200	766,724
Komatsu Ltd.	123,600	2,918,117
Kubota Corp.	148,100	2,357,458
Kurita Water Industries Ltd.	11,700	252,478
Makita Corp.	15,100	845,586
Mitsubishi Heavy Industries Ltd.	413,200	2,577,556
Nabtesco Corp.	15,200	367,848
NGK Insulators Ltd.	36,000	775,369
NSK Ltd.	60,400	791,124

58

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
SMC Corp.	7,300	$2,070,524
Sumitomo Heavy Industries Ltd.	75,000	411,183
THK Co., Ltd.	16,300	409,992

		21,646,121

Marine 0.1%
Mitsui OSK Lines Ltd.	151,000	477,063
Nippon Yusen KK	220,400	571,400

		1,048,463

Media 0.1%
Dentsu, Inc.	28,961	1,076,756
Hakuhodo DY Holdings, Inc.	34,200	338,221
Toho Co., Ltd.	15,400	353,239

		1,768,216

Metals & Mining 0.4%
Daido Steel Co., Ltd.	33,000	126,596
Hitachi Metals Ltd.	30,000	506,484
JFE Holdings, Inc.	65,900	1,307,454
Kobe Steel Ltd.	424,000	673,671
Maruichi Steel Tube Ltd.	5,900	139,331
Mitsubishi Materials Corp.	156,000	488,266
Nippon Steel & Sumitomo Metal Corp.	1,018,065	2,686,517
Sumitomo Metal Mining Co., Ltd.	69,000	957,204
Yamato Kogyo Co., Ltd.	4,700	152,257

		7,037,780

Multiline Retail 0.1%
Don Quijote Holdings Co. Ltd.	7,700	461,352
Isetan Mitsukoshi Holdings Ltd.	42,978	585,106
J. Front Retailing Co., Ltd.	33,600	447,211
Marui Group Co., Ltd.	30,700	259,453
Takashimaya Co., Ltd.	35,000	298,150

		2,051,272

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co., Ltd.	12,000	232,075
INPEX Corp.	117,200	1,499,040
JX Holdings, Inc.	300,317	1,286,453
Showa Shell Sekiyu KK	22,400	192,199
TonenGeneral Sekiyu KK	39,000	340,392

		3,550,159

Paper & Forest Products 0.0%†
Oji Holdings Corp.	108,000	390,479

Personal Products 0.2%
Kao Corp.	69,700	2,717,889
Shiseido Co., Ltd.	46,200	766,651

		3,484,540

Pharmaceuticals 1.1%
Astellas Pharma, Inc.	288,200	4,473,007
Chugai Pharmaceutical Co., Ltd.	30,000	937,882

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Pharmaceuticals (continued)
Daiichi Sankyo Co., Ltd.	83,700	$1,259,002
Eisai Co., Ltd.	33,900	1,325,801
Hisamitsu Pharmaceutical Co., Inc.	6,600	222,164
Kyowa Hakko Kirin Co., Ltd.	30,000	349,901
Mitsubishi Tanabe Pharma Corp.	31,300	475,985
Ono Pharmaceutical Co., Ltd.	11,100	1,120,484
Otsuka Holdings Co., Ltd.	52,800	1,852,122
Santen Pharmaceutical Co., Ltd.	10,400	620,740
Shionogi & Co., Ltd.	40,000	1,046,471
Sumitomo Dainippon Pharma Co., Ltd.	21,900	258,331
Taisho Pharmaceutical Holdings Co., Ltd.	3,770	264,611
Takeda Pharmaceutical Co., Ltd.	106,300	4,607,929

		18,814,430

Professional Services 0.0%†
Recruit Holdings Co. Ltd.*	19,200	631,596

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	111	408,778
Japan Real Estate Investment Corp.	169	920,923
Japan Retail Fund Investment Corp.	299	602,021
Nippon Building Fund, Inc.	184	1,031,255
Nippon Prologis REIT, Inc.	175	406,085
United Urban Investment Corp.	327	516,073

		3,885,135

Real Estate Management & Development 0.8%
Aeon Mall Co., Ltd.	15,950	292,775
Daito Trust Construction Co., Ltd.	9,600	1,196,168
Daiwa House Industry Co., Ltd.	79,500	1,504,107
Hulic Co., Ltd.	29,200	323,053
Mitsubishi Estate Co., Ltd.	169,600	4,320,519
Mitsui Fudosan Co., Ltd.	125,700	4,043,322
Nomura Real Estate Holdings, Inc.	17,800	314,595
NTT Urban Development Corp.	18,300	207,120
Sumitomo Realty & Development Co., Ltd.	48,000	1,799,470
Tokyo Tatemono Co., Ltd.	55,000	480,115
Tokyu Fudosan Holdings Corp.	60,300	428,571

		14,909,815

Road & Rail 0.8%
Central Japan Railway Co.	19,600	2,923,321
East Japan Railway Co.	45,490	3,552,916
Hankyu Hanshin Holdings, Inc.	150,000	881,936
Keikyu Corp.	65,000	540,794
Keio Corp.	80,400	610,697
Keisei Electric Railway Co., Ltd.	39,000	458,388
Kintetsu Corp.	246,500	857,473
Nagoya Railroad Co. Ltd.	112,000	478,903
Nippon Express Co., Ltd.	101,500	446,495
Odakyu Electric Railway Co., Ltd.	82,100	770,532
Tobu Railway Co., Ltd.	137,000	693,034

59

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Road & Rail (continued)
Tokyu Corp.	150,900	$996,370
West Japan Railway Co.	22,200	1,058,171

		14,269,030

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	20,700	241,375
Rohm Co., Ltd.	13,100	797,408
Tokyo Electron Ltd.	22,400	1,436,169

		2,474,952

Software 0.2%
GungHo Online Entertainment, Inc. (a)	49,000	197,499
Konami Corp.	12,500	250,978
Nexon Co., Ltd.	17,300	152,452
Nintendo Co., Ltd.	14,500	1,562,781
Oracle Corp. Japan	5,400	209,052
Trend Micro, Inc.	14,500	488,586

		2,861,348

Specialty Retail 0.3%
ABC-Mart, Inc.	4,100	236,409
Fast Retailing Co., Ltd.	7,200	2,676,654
Hikari Tsushin, Inc.	2,300	152,571
Nitori Holdings Co., Ltd.	9,400	595,730
Sanrio Co., Ltd. (a)	6,100	176,365
Shimamura Co., Ltd.	3,100	272,655
USS Co., Ltd.	30,600	481,583
Yamada Denki Co., Ltd. (a)	118,500	379,867

		4,971,834

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,100	571,526
Canon, Inc.	152,500	4,678,727
FUJIFILM Holdings Corp.	63,200	2,121,535
Konica Minolta, Inc.	65,900	736,350
NEC Corp.	332,000	1,174,078
Ricoh Co., Ltd.	95,500	986,262
Seiko Epson Corp.	17,100	793,521

		11,061,999

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	22,400	524,539

Tobacco 0.3%
Japan Tobacco, Inc.	148,100	5,053,032

Trading Companies & Distributors 0.8%
ITOCHU Corp.	200,600	2,424,962
Marubeni Corp.	223,600	1,437,625
Mitsubishi Corp.	189,500	3,715,782
Mitsui & Co., Ltd.	229,600	3,466,745
Sumitomo Corp.	153,200	1,634,601
Toyota Tsusho Corp.	28,500	718,630

		13,398,345

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	33,000	$318,181
Mitsubishi Logistics Corp.	16,400	249,796

		567,977

Wireless Telecommunication Services 1.0%
KDDI Corp.	78,400	5,148,485
NTT DOCOMO, Inc.	203,000	3,423,775
SoftBank Corp.	129,100	9,398,405

		17,970,665

		366,877,196

JERSEY, CHANNEL ISLANDS 0.0%†
Metals & Mining 0.0%†
Randgold Resources Ltd.	11,806	690,986

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	63,043	1,246,652

Media 0.2%
Altice SA*	11,306	704,757
RTL Group SA	5,169	482,823
SES SA, FDR	40,567	1,400,440

		2,588,020

Metals & Mining 0.1%
ArcelorMittal	135,788	1,783,736

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	9,039	737,722

		6,356,130

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
MGM China Holdings Ltd.	129,600	416,638
Sands China Ltd.	330,700	2,062,613
Wynn Macau Ltd.	199,600	721,575

		3,200,826

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	31,288	349,653

NETHERLANDS 3.8%
Air Freight & Logistics 0.0%†
TNT Express NV	58,015	337,213

Banks 0.4%
ING Groep NV, CVA*	518,706	7,428,058

Beverages 0.2%
Heineken Holding NV	13,112	849,875
Heineken NV	31,026	2,317,771

		3,167,646

60

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Chemicals 0.2%
Akzo Nobel NV	32,560	$2,171,313
Koninklijke DSM NV	23,309	1,460,495

		3,631,808

Construction & Engineering 0.1%
Boskalis Westminster NV	11,518	614,489
OCI NV*	10,636	370,817

		985,306

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	421,211	1,386,514
Ziggo NV*	20,461	999,892

		2,386,406

Energy Equipment & Services 0.0%†
Fugro NV, CVA	10,122	139,563

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	126,317	2,115,637

Industrial Conglomerates 0.2%
Koninklijke Philips NV	130,952	3,661,141

Insurance 0.2%
Aegon NV	246,398	2,008,255
Delta Lloyd NV	27,689	631,122

		2,639,377

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,171	756,065

Media 0.1%
Wolters Kluwer NV	40,212	1,073,608

Oil, Gas & Consumable Fuels 1.8%
Koninklijke Vopak NV	8,634	432,990
Royal Dutch Shell PLC, Class A	526,035	18,790,892
Royal Dutch Shell PLC, Class B	327,746	12,108,713

		31,332,595

Professional Services 0.0%†
Randstad Holding NV	17,790	785,274

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,667	470,538

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding NV	48,164	4,802,547

Software 0.1%
Gemalto NV (a)	10,328	789,955

		66,502,737

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	94,289	635,972

Diversified Telecommunication Services 0.0%†
Spark New Zealand Ltd.	231,795	572,025

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND (continued)
Electric Utilities 0.0%†
Contact Energy Ltd.	51,208	$248,421

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	49,853	295,161

Software 0.0%†
Xero Ltd.*	8,412	104,340

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	127,755	386,228

		2,242,147

NORWAY 0.7%
Banks 0.1%
DNB ASA	132,115	2,427,252

Chemicals 0.1%
Yara International ASA	24,422	1,121,492

Diversified Telecommunication Services 0.1%
Telenor ASA	100,148	2,251,993

Energy Equipment & Services 0.0%†
Aker Solutions ASA*	18,289	118,493

Food Products 0.1%
Orkla ASA	107,925	825,198

Insurance 0.0%†
Gjensidige Forsikring ASA (a)	28,022	509,007

Metals & Mining 0.1%
Norsk Hydro ASA	179,654	1,005,868

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	151,095	3,457,875

		11,717,178

PORTUGAL 0.2%
Banks 0.0%†
Banco Comercial Portugues SA, Class R*	4,601,794	520,131

Electric Utilities 0.1%
EDP - Energias de Portugal SA	306,184	1,317,611

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	33,716	295,069

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	51,064	740,350

		2,873,161

SINGAPORE 1.4%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	214,000	624,783

Airlines 0.0%†
Singapore Airlines Ltd.	74,613	575,015

Banks 0.5%
DBS Group Holdings Ltd.	230,050	3,309,366

61

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Banks (continued)
Oversea-Chinese Banking Corp., Ltd.	388,789	$2,994,884
United Overseas Bank Ltd.	172,762	3,095,150

		9,399,400

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	14,604	453,957

Diversified Financial Services 0.0%†
Singapore Exchange Ltd.	99,900	544,427

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,061,003	3,122,827

Food & Staples Retailing 0.0%†
Olam International Ltd.	61,000	101,238

Food Products 0.1%
Golden Agri-Resources Ltd.	920,771	373,144
Wilmar International Ltd.	258,158	643,508

		1,016,652

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	868,217	743,602

Industrial Conglomerates 0.1%
Keppel Corp., Ltd.	192,600	1,412,378
Sembcorp Industries Ltd.	136,243	515,419

		1,927,797

Machinery 0.0%†
Sembcorp Marine Ltd. (a)	117,200	332,031

Media 0.1%
Singapore Press Holdings Ltd. (a)	200,500	668,294

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	260,306	452,143
CapitaCommercial Trust	282,000	366,677
CapitaMall Trust	330,800	507,379

		1,326,199

Real Estate Management & Development 0.2%
CapitaLand Ltd.	360,345	889,662
City Developments Ltd.	56,099	412,885
Global Logistic Properties Ltd.	431,000	923,618
Keppel Land Ltd.	86,000	223,782
UOL Group Ltd.	67,213	337,594

		2,787,541

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	257,620	529,668

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	727,000	490,878

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	280,227

		24,924,536

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA 0.0%†
Capital Markets 0.0%†
Investec PLC	74,236	$680,705

SPAIN 3.3%
Banks 1.6%
Banco Bilbao Vizcaya Argentaria SA	799,352	8,940,663
Banco de Sabadell SA	459,826	1,329,459
Banco Popular Espanol SA	244,282	1,403,207
Banco Santander SA	1,615,649	14,275,115
Bankia SA*	609,381	1,092,833
CaixaBank SA	238,770	1,304,927

		28,346,204

Biotechnology 0.0%†
Grifols SA	19,424	793,163

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	24,164	896,916
Ferrovial SA	54,416	1,112,538

		2,009,454

Diversified Telecommunication Services 0.5%
Telefonica SA	551,858	8,304,182

Electric Utilities 0.4%
Iberdrola SA	689,175	4,878,612
Red Electrica Corp. SA	14,160	1,237,320

		6,115,932

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	80,449	511,155

Gas Utilities 0.1%
Enagas SA	24,882	835,034
Gas Natural SDG SA	46,000	1,328,331

		2,163,365

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	52,175	1,919,632

Insurance 0.0%†
Mapfre SA	119,910	411,178

Machinery 0.0%†
Zardoya Otis SA	22,963	267,749

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	136,874	3,058,995

Specialty Retail 0.2%
Inditex SA (a)	145,775	4,101,103

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA (a)	53,564	1,116,935

		59,119,047

62

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWEDEN 2.9%
Banks 0.8%
Nordea Bank AB	405,695	$5,217,950
Skandinaviska Enskilda Banken AB, Class A	205,735	2,642,516
Svenska Handelsbanken AB, Class A	67,353	3,219,825
Swedbank AB, Class A	120,424	3,191,317

		14,271,608

Building Products 0.1%
Assa Abloy AB, Class B	45,625	2,421,985

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	478,986

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	410,476	4,850,349

Construction & Engineering 0.1%
Skanska AB, Class B	48,446	987,546

Diversified Financial Services 0.2%
Industrivarden AB, Class C	17,779	311,460
Investment AB Kinnevik, Class B	31,136	988,658
Investor AB, Class B	61,675	2,213,677

		3,513,795

Diversified Telecommunication Services 0.1%
TeliaSonera AB	323,147	2,237,719

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	34,046	1,148,902

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	46,153	473,295
Getinge AB, Class B	26,514	608,315

		1,081,610

Household Durables 0.1%
Electrolux AB	32,933	933,150
Husqvarna AB, Class B	54,120	404,068

		1,337,218

Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	77,761	1,742,351

Machinery 0.6%
Alfa Laval AB	39,961	823,752
Atlas Copco AB, Class A	91,548	2,651,759
Atlas Copco AB, Class B	52,368	1,387,115
Sandvik AB	146,793	1,612,538
SKF AB, Class B	53,068	1,064,408
Volvo AB, Class B	207,110	2,390,140

		9,929,712

Metals & Mining 0.0%†
Boliden AB	37,383	617,842

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	29,852	421,946

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	126,807	$5,059,536

Tobacco 0.0%†
Swedish Match AB	26,112	849,085

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	39,005	495,582

		51,445,772

SWITZERLAND 9.5%
Beverages 0.0%†
Coca-Cola HBC AG, CDI*	24,953	544,337

Biotechnology 0.1%
Actelion Ltd. REG*	13,704	1,632,081

Building Products 0.1%
Geberit AG REG	5,066	1,729,205

Capital Markets 0.9%
Credit Suisse Group AG REG*	202,371	5,391,933
Julius Baer Group Ltd.*	30,301	1,328,327
Partners Group Holding AG	2,324	618,443
UBS AG REG*	490,617	8,530,918

		15,869,621

Chemicals 0.4%
EMS-Chemie Holding AG REG	1,162	418,472
Givaudan SA REG*	1,226	2,047,387
Sika AG - Bearer Shares	289	1,033,066
Syngenta AG REG	12,571	3,887,677

		7,386,602

Construction Materials 0.1%
Holcim Ltd. REG*	30,934	2,195,527

Diversified Financial Services 0.0%†
Pargesa Holding SA - Bearer Shares	3,723	289,804

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,110	1,833,412

Electrical Equipment 0.4%
ABB Ltd. REG*	296,063	6,495,231

Energy Equipment & Services 0.1%
Transocean Ltd. (a)	47,366	1,410,733

Food Products 1.9%
Aryzta AG*	11,804	1,006,900
Barry Callebaut AG REG*	294	308,574
Chocoladefabriken Lindt & Sprungli AG	134	672,543
Chocoladefabriken Lindt & Sprungli AG REG	13	778,677
Nestle SA REG	432,090	31,686,948

		34,453,642

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	7,324	1,142,038

63

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Insurance 0.7%
Baloise Holding AG REG	6,372	$802,138
Swiss Life Holding AG REG*	4,341	996,003
Swiss Re AG*	47,644	3,852,535
Zurich Insurance Group AG*	19,988	6,048,942

		11,699,618

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	7,214	794,886

Machinery 0.1%
Schindler Holding AG REG	2,997	405,742
Schindler Holding AG - Participation Certificate	6,189	865,763
Sulzer AG REG	2,845	324,270

		1,595,775

Marine 0.1%
Kuehne + Nagel International AG REG	7,408	965,486

Metals & Mining 0.4%
Glencore PLC*	1,423,808	7,305,036

Pharmaceuticals 3.2%
Novartis AG REG	308,239	28,605,465
Roche Holding AG	94,160	27,786,770

		56,392,235

Professional Services 0.2%
Adecco SA REG*	22,507	1,525,561
SGS SA REG	733	1,611,518

		3,137,079

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	7,514	571,267

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	81,963	547,492

Textiles, Apparel & Luxury Goods 0.5%
Cie Financiere Richemont SA REG	70,375	5,933,582
Swatch Group AG (The) REG	6,758	571,745
Swatch Group AG (The) - Bearer Shares	4,195	1,989,950

		8,495,277

Trading Companies & Distributors 0.1%
Wolseley PLC	35,620	1,894,271

		168,380,655

UNITED KINGDOM 18.0%
Aerospace & Defense 0.5%
BAE Systems PLC	418,443	3,081,523
Cobham PLC	150,878	703,798
Meggitt PLC	108,964	787,092
Rolls-Royce Holdings PLC*	249,751	3,382,746

		7,955,159

Air Freight & Logistics 0.0%†
Royal Mail PLC	85,392	604,313

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Airlines 0.1%
easyJet PLC	19,631	$471,712
International Consolidated Airlines Group SA*	129,691	848,229

		1,319,941

Auto Components 0.1%
GKN PLC	227,217	1,161,063

Automobiles 0.1%
Fiat Chrysler Automobiles NV* (a)	115,884	1,296,499

Banks 2.9%
Barclays PLC	2,202,468	8,470,513
HSBC Holdings PLC	2,552,718	26,025,887
Lloyds Banking Group PLC*	7,656,025	9,454,349
Royal Bank of Scotland Group PLC*	339,888	2,113,271
Standard Chartered PLC	328,996	4,952,265

		51,016,285

Beverages 1.0%
Diageo PLC	336,942	9,937,225
SABMiller PLC	129,482	7,323,888

		17,261,113

Capital Markets 0.2%
3i Group PLC	130,333	828,972
Aberdeen Asset Management PLC	118,095	821,306
Hargreaves Lansdown PLC	34,126	543,772
ICAP PLC	74,662	501,259
Schroders PLC	16,480	637,322

		3,332,631

Chemicals 0.1%
Croda International PLC	18,214	669,662
Johnson Matthey PLC	27,436	1,309,839

		1,979,501

Commercial Services & Supplies 0.1%
Aggreko PLC	32,558	794,348
Babcock International Group PLC	33,597	589,662
G4S PLC	210,254	860,622

		2,244,632

Containers & Packaging 0.0%†
Rexam PLC	93,330	711,349

Diversified Financial Services 0.1%
London Stock Exchange Group PLC	30,367	980,654

Diversified Telecommunication Services 0.4%
BT Group PLC	1,061,168	6,255,935
Inmarsat PLC	56,159	616,620

		6,872,555

Electric Utilities 0.2%
SSE PLC	132,005	3,383,418

64

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Energy Equipment & Services 0.1%
AMEC PLC	38,675	$644,872
Petrofac Ltd.	35,696	604,811
Subsea 7 SA	35,685	384,020

		1,633,703

Food & Staples Retailing 0.3%
J Sainsbury PLC (a)	167,909	661,488
Tesco PLC	1,093,858	3,036,539
WM Morrison Supermarkets PLC	283,684	704,356

		4,402,383

Food Products 1.0%
Associated British Foods PLC	46,994	2,073,929
Tate & Lyle PLC	62,561	605,471
Unilever NV, CVA	218,961	8,486,590
Unilever PLC	172,208	6,927,153

		18,093,143

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	119,577	2,029,858

Hotels, Restaurants & Leisure 0.4%
Compass Group PLC	224,744	3,627,574
InterContinental Hotels Group PLC	30,655	1,164,434
Tui Travel PLC	62,571	399,836
Whitbread PLC	24,945	1,743,680
William Hill PLC	108,392	625,957

		7,561,481

Household Durables 0.1%
Persimmon PLC*	40,760	957,256

Household Products 0.4%
Reckitt Benckiser Group PLC	87,187	7,343,195

Industrial Conglomerates 0.1%
Smiths Group PLC	53,960	1,007,796

Insurance 1.2%
Admiral Group PLC	24,473	523,653
Aviva PLC	391,041	3,270,765
Direct Line Insurance Group PLC	198,731	879,118
Legal & General Group PLC	796,297	2,951,307
Old Mutual PLC	653,306	2,028,892
Prudential PLC	344,479	7,976,766
RSA Insurance Group PLC*	134,021	1,037,009
Standard Life PLC	316,205	1,996,701

		20,664,211

Internet & Catalog Retail 0.0%†
ASOS PLC*	7,124	303,772

Machinery 0.2%
CNH Industrial NV	126,677	1,033,733
IMI PLC	37,062	725,773
Melrose Industries PLC	144,123	592,358
Weir Group PLC (The)	28,491	1,041,313

		3,393,177

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Media 0.8%
British Sky Broadcasting Group PLC	139,876	$1,982,358
ITV PLC	522,046	1,695,963
Pearson PLC	109,456	2,051,702
Reed Elsevier NV	94,869	2,185,333
Reed Elsevier PLC	154,575	2,543,880
WPP PLC	179,612	3,508,298

		13,967,534

Metals & Mining 0.9%
Anglo American PLC	187,829	3,965,736
Antofagasta PLC	53,455	601,999
Rio Tinto Ltd.	59,001	3,150,557
Rio Tinto PLC	170,557	8,115,347

		15,833,639

Multiline Retail 0.2%
Marks & Spencer Group PLC	221,715	1,443,768
Next PLC	20,577	2,124,302

		3,568,070

Multi-Utilities 0.6%
Centrica PLC	672,476	3,261,490
National Grid PLC	502,679	7,459,737

		10,721,227

Oil, Gas & Consumable Fuels 1.5%
BG Group PLC	458,120	7,635,042
BP PLC	2,471,708	17,783,705
Tullow Oil PLC	122,423	955,387

		26,374,134

Pharmaceuticals 1.5%
AstraZeneca PLC	169,295	12,366,726
GlaxoSmithKline PLC	650,739	14,715,789

		27,082,515

Professional Services 0.1%
Capita PLC	87,615	1,540,440
Intertek Group PLC	20,488	892,994

		2,433,434

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC (The)	127,253	1,485,896
Hammerson PLC	107,226	1,053,387
Intu Properties PLC	110,335	601,902
Land Securities Group PLC	107,194	1,902,056
Segro PLC	102,333	623,442

		5,666,683

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings PLC	186,383	2,638,693

Software 0.0%†
Sage Group PLC (The)	138,884	841,005

65

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Specialty Retail 0.2%
Dixons Carphone PLC	127,865	$811,915
Kingfisher PLC	321,916	1,559,511
Sports Direct International PLC*	35,507	366,732

		2,738,158

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	58,075	1,427,109

Tobacco 1.1%
British American Tobacco PLC	251,064	14,229,703
Imperial Tobacco Group PLC	129,018	5,604,781

		19,834,484

Trading Companies & Distributors 0.1%
Bunzl PLC	43,937	1,193,129
Travis Perkins PLC	32,881	871,224

		2,064,353

Water Utilities 0.1%
Severn Trent PLC	31,957	1,021,458
United Utilities Group PLC	88,354	1,211,180

		2,232,638

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	3,543,612	11,784,127

		316,716,891

UNITED STATES 0.1%
Hotels, Restaurants & Leisure 0.1%
Carnival PLC	24,941	994,546

Total Common Stocks (cost $1,421,783,405)		1,702,196,122

Preferred Stocks 0.6%
GERMANY 0.6%
Automobiles 0.4%
Bayerische Motoren Werke AG	7,272	583,099
Porsche Automobil Holding SE	20,776	1,705,966
Volkswagen AG	21,845	4,671,597

		6,960,662

Chemicals 0.0%†
Fuchs Petrolub SE	9,984	388,863

Household Products 0.2%
Henkel AG & Co. KGaA	24,157	2,390,771

UNITED KINGDOM 0.0%†
0.0%†
Rolls-Royce Holdings PLC * (b)	22,477,590	35,957

Total Preferred Stocks (cost $6,396,060)		9,776,253

Right 0.0%†

	Number of Rights	Market Value

SPAIN 0.0%†
Banks 0.0%†
Banco Santander SA, expiring 11/03/14*	1,615,649	$307,747

Total Right (cost $—)		307,747

Mutual Fund 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)(d)	1,847,481	1,847,481

Total Mutual Fund (cost $1,847,481)		1,847,481

Repurchase Agreement 0.7%

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $12,843,786, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $13,100,574. (d)(e)	$12,843,700	12,843,700

Total Repurchase Agreement (cost $12,843,700)		12,843,700

Total Investments (cost $1,442,870,646) (f) — 97.9%		1,726,971,303

Other assets in excess of liabilities — 2.1%		36,247,594

NET ASSETS — 100.0%		$1,763,218,897

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $13,688,187.

(b)	Fair valued security.

(c)	Represents 7-day effective yield as of October 31, 2014.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $14,691,181.

66

Statement of Investments (Continued)

October 31, 2014

Nationwide International Index Fund (Continued)

(e)	Please refer to Note 2(e) for additional information on the Joint Repurchase Agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

DJ	Dow Jones

FDR	Fiduciary Depositary Receipt

FTSE	Financial Times Stock Exchange

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited
NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SGX	Singapore Exchange

SpA	Limited Share Company

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
364	DJ Euro Stoxx 50	12/19/14	$14,145,106	$80,248
130	FTSE 100 Index	12/19/14	13,528,903	(24,796)
115	SGX Nikkei 225 Index	12/11/14	8,428,555	427,211
45	SPI 200 Index	12/18/14	5,462,820	188,008

			$41,565,384	$670,671

At October 31, 2014, the Fund has $2,262,419 segregated as collateral with the broker for open futures contract.

The accompanying notes are an integral part of these financial statements.

67

Statement of Assets and Liabilities

October 31, 2014

Nationwide International Index Fund
Assets:
Investments, at value* (cost $1,430,026,946)	$1,714,127,603
Repurchase agreement, at value (cost $12,843,700)	12,843,700

Total Investments, at value (total cost $1,442,870,646)	1,726,971,303

Cash	1,469,610
Deposits with broker for futures contracts	2,262,419
Foreign currencies, at value (cost $33,020,045)	32,484,831
Dividends receivable	3,131,799
Security lending income receivable	26,814
Receivable for investments sold	3,084,253
Receivable for capital shares issued	10,393,839
Reclaims receivable	2,021,567
Receivable for variation margin on futures contracts	1,164,568
Prepaid expenses	32,936

Total Assets	1,783,043,939

Liabilities:
Payable for investments purchased	4,190,775
Payable for capital shares redeemed	393,547
Payable upon return of securities loaned (Note 2)	14,691,181
Accrued expenses and other payables:
Investment advisory fees	345,238
Fund administration fees	43,993
Distribution fees	40,909
Administrative servicing fees	22,556
Accounting and transfer agent fees	13,336
Trustee fees	5,304
Custodian fees	6,148
Compliance program costs (Note 3)	513
Professional fees	37,072
Printing fees	4,798
Other	29,672

Total Liabilities	19,825,042

Net Assets	$1,763,218,897

Represented by:
Capital	$1,559,087,015
Accumulated undistributed net investment income	10,312,713
Accumulated net realized losses from investments, futures, and foreign currency transactions	(90,210,006)
Net unrealized appreciation/(depreciation) from investments	284,100,657
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	670,671
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(742,153)

Net Assets	$1,763,218,897

*	Includes value of securities on loan of $13,688,187 (Note 2).

68

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide International Index Fund
Net Assets:
Class A Shares	$197,704,418
Class C Shares	2,174,848
Class R Shares	1,115,530
Institutional Class Shares	1,562,224,101

Total	$1,763,218,897

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	24,286,990
Class C Shares	281,323
Class R Shares	136,873
Institutional Class Shares	190,931,239

Total	215,636,425

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.14
Class C Shares (b)	$7.73
Class R Shares	$8.15
Institutional Class Shares	$8.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.64

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

69

Statement of Operations

For the Year Ended October 31, 2014

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$67,838,982
Income from securities lending (Note 2)	1,141,354
Other income	820
Interest income	714
Foreign tax withholding	(4,742,669)

Total Income	64,239,201

EXPENSES:
Investment advisory fees	4,241,882
Fund administration fees	533,037
Distribution fees Class A	500,170
Distribution fees Class B (a)	233
Distribution fees Class C	11,225
Distribution fees Class R (b)	4,459
Administrative servicing fees Class A	297,087
Administrative servicing fees Class C	875
Administrative servicing fees Class R (b)	11
Registration and filing fees	57,062
Professional fees	126,431
Printing fees	11,007
Trustee fees	55,265
Custodian fees	72,463
Accounting and transfer agent fees	96,192
Compliance program costs (Note 3)	4,974
Other	188,970

Total expenses before earnings credit	6,201,343

Earnings credit (Note 5)	(46)

Net Expenses	6,201,297

NET INVESTMENT INCOME	58,037,904

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,624,843
Net realized gains from futures transactions (Note 2)	1,699,032
Net realized losses from foreign currency transactions (Note 2)	(1,838,457)

Net realized gains from investments, futures, and foreign currency transactions	5,485,418

Net change in unrealized appreciation/(depreciation) from investments	(59,778,843)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	159,441
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(772,045)

Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	(60,391,447)

Net realized/unrealized losses from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(54,906,029)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,131,875

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

70

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$58,037,904	$44,710,995
Net realized gains from investments, futures, and foreign currency transactions	5,485,418	1,494,105
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	(60,391,447)	337,794,030

Change in net assets resulting from operations	3,131,875	383,999,130

Distributions to Shareholders From:
Net investment income:
Class A	(5,800,992)	(5,392,926)
Class B (a)	(837)	(2,846)
Class C	(27,082)	(12,164)
Class R (b)	(24,384)	(7,731)
Institutional Class	(51,599,725)	(46,362,010)

Change in net assets from shareholder distributions	(57,453,020)	(51,777,677)

Change in net assets from capital transactions	60,102,457	(67,318,444)

Change in net assets	5,781,312	264,903,009

Net Assets:
Beginning of year	1,757,437,585	1,492,534,576

End of year	$1,763,218,897	$1,757,437,585

Accumulated undistributed net investment income at end of year	$10,312,713	$11,124,627

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$30,752,596	$34,648,365
Proceeds from shares issued from class conversion	65,442	–
Dividends reinvested	5,638,083	5,256,856
Cost of shares redeemed	(30,543,600)	(53,204,946)

Total Class A Shares	5,912,521	(13,299,725)

Class B Shares (a)
Proceeds from shares issued	718	7,438
Dividends reinvested	699	1,449
Cost of shares redeemed in class conversion	(65,442)	–
Cost of shares redeemed	(14,175)	(97,721)

Total Class B Shares	(78,200)	(88,834)

Class C Shares
Proceeds from shares issued	1,808,383	300,916
Dividends reinvested	16,364	7,898
Cost of shares redeemed	(353,103)	(30,053)

Total Class C Shares	1,471,644	278,761

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

71

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$615,152	$668,741
Dividends reinvested	24,384	7,731
Cost of shares redeemed	(232,734)	(172,128)

Total Class R Shares	406,802	504,344

Institutional Class Shares
Proceeds from shares issued	135,936,739	136,951,835
Dividends reinvested	51,599,725	46,362,010
Cost of shares redeemed	(135,146,774)	(238,026,835)

Total Institutional Class Shares	52,389,690	(54,712,990)

Change in net assets from capital transactions	$60,102,457	$(67,318,444)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,678,787	4,545,421
Issued in class conversion	7,685	–
Reinvested	669,861	714,682
Redeemed	(3,623,622)	(7,104,916)

Total Class A Shares	732,711	(1,844,813)

Class B Shares (a)
Issued	88	1,041
Reinvested	87	203
Redeemed in class conversion	(7,871)	–
Redeemed	(1,727)	(13,426)

Total Class B Shares	(9,423)	(12,182)

Class C Shares
Issued	224,979	40,211
Reinvested	2,038	1,119
Redeemed	(44,332)	(4,335)

Total Class C Shares	182,685	36,995

Class R Shares (b)
Issued	73,253	85,269
Reinvested	2,889	1,033
Redeemed	(27,502)	(22,520)

Total Class R Shares	48,640	63,782

Institutional Class Shares
Issued	16,245,343	17,776,551
Reinvested	6,106,747	6,252,106
Redeemed	(15,682,509)	(30,471,304)

Total Institutional Class Shares	6,669,581	(6,442,647)

Total change in shares	7,624,194	(8,198,865)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$8.41	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	–	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%
Year Ended October 31, 2013 (d)	$6.87	0.18	1.58	1.76	(0.22)	–	(0.22)	–	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%
Year Ended October 31, 2012 (d)	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011 (d)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98%	)	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010 (d)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%		$392,041,229	0.74%	2.27%	0.78%	6.43%

Class C Shares
Year Ended October 31, 2014 (d)	$8.01	0.15	(0.23)	(0.08)	(0.20)	–	(0.20)	–	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%
Year Ended October 31, 2013 (d)	$6.56	0.12	1.51	1.63	(0.18)	–	(0.18)	–	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%
Year Ended October 31, 2012 (d)	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011 (d)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53%	)	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010 (d)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%		$668,667	1.35%	1.75%	1.39%	6.43%

Class R Shares (e)(f)
Year Ended October 31, 2014 (d)	$8.42	0.24	(0.27)	(0.03)	(0.24)	–	(0.24)	–	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%
Year Ended October 31, 2013 (d)	$6.89	0.17	1.57	1.74	(0.21)	–	(0.21)	–	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%
Year Ended October 31, 2012 (d)	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011 (d)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12%	)	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010 (d)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%		$6,181	0.85%	2.17%	0.89%	6.43%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$8.45	0.28	(0.27)	0.01	(0.28)	–	(0.28)	–	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%
Year Ended October 31, 2013 (d)	$6.91	0.21	1.57	1.78	(0.24)	–	(0.24)	–	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%
Year Ended October 31, 2012 (d)	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011 (d)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57%	)	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010 (d)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%		$1,191,716,853	0.34%	2.67%	0.38%	6.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

73

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2014, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 11.36% versus 11.65% for its benchmark, the S&P MidCap 400® (S&P 400) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 382 funds as of October 31, 2014) was 11.11% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Economic indicators improved in the last half of 2013. As markets rallied, investors grappled with rising uncertainty about the timing of the anticipated Federal Reserve’s tapering (reduction) of its asset purchase program. This anxiety ultimately was relieved when the central bank announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Despite high valuations resulting from 2013’s strong rally, investors continued to favor equities in the first half 2014, pushing major indexes to record highs during the reporting period. Not all segments of the market advanced, however, as many of 2013’s winners struggled, including many biotechnology and Internet-related companies as well as retailers. Broadly speaking, 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. In addition, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment in which easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year 2014 got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States also contributed to the sell-off in equities.

As 2014 progressed, U.S. equities were back on the rise, due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. In addition, investors were encouraged by market-friendly comments from the new Fed Chair Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk, given expectations that growth would pick up later in the year.

Market volatility increased midway through 2014 due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Despite these economic issues, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger-and-acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. A steady stream of mergers and acquisitions again took center stage, however, and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

As the global economy continued its slow recovery during the reporting period, improving data, mainly from the United States, garnered a good deal of investors’ attention. Following earlier disappointing economic reports, better data in the second half of the year ultimately confirmed that the recent weakness had been

74

Fund Commentary (con’t.)	Nationwide Mid Cap Market Index Fund

temporary and largely weather-related. Revised gross domestic product (GDP) numbers revealed that the U.S. economy had contracted much more than expected at the beginning of 2014. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery remained generally on track, mixed economic reports in the first half of 2014 resulted in the World Bank’s lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

As U.S. economic indicators signaled improving growth, however, investors took a step back from equities, given the greater likelihood of the Fed’s increasing short-term interest rates sooner than previously anticipated. Also challenging the markets was the escalation of global risks as the United States renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia. Meanwhile, it appeared increasingly possible that Scottish voters would approve a referendum for the region’s independence from the UK. This was unnerving for investors because such an event would present a multitude of implications for the UK’s economic and political landscape. Ultimately, Scotland opted to remain part of the UK and this news, along with a record $21.8 billion initial public offering by Chinese e-commerce firm Alibaba, gave U.S. stocks a temporary boost toward the end of the reporting period. The headwinds of stretched valuations and rising volatility, however, amid the looming concerns of higher interest rates and global threats, continued to plague equity markets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

75

Fund Overview	Nationwide Mid Cap Market Index Fund

Objective

The Fund seeks to match the performance of the S&P MidCap 400® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	97.9%
Repurchase Agreement	3.8%
Mutual Fund	0.5%
Liabilities in excess of other assets	(2.2)%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	9.3%
Machinery	4.8%
Insurance	4.7%
Banks	4.6%
Software	4.6%
Specialty Retail	3.8%
Health Care Providers & Services	3.1%
Electronic Equipment, Instruments & Components	3.1%
Chemicals	3.0%
Health Care Equipment & Supplies	3.0%
Other Industries*	56.0%
100.0%

Top Holdings††

Equinix, Inc.	0.7%
SL Green Realty Corp.	0.7%
Skyworks Solutions, Inc.	0.7%
Advance Auto Parts, Inc.	0.6%
Hanesbrands, Inc.	0.6%
Endo International PLC	0.6%
Realty Income Corp.	0.6%
Henry Schein, Inc.	0.6%
Church & Dwight Co., Inc.	0.6%
Signet Jewelers Ltd.	0.6%
Other Holdings*	93.7%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

76

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	10.98%	17.46%	9.73%
	w/SC2	4.62%	16.08%	9.08%
Class C	w/o SC1	10.20%	16.73%	9.06%
	w/SC3	9.20%	16.73%	9.06%
Class R4,5,6		10.74%	17.31%	9.65%
Institutional Class[4]		11.36%	17.90%	10.17%
S&P 400® Index		11.65%	18.28%	10.50%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were remaned Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.71%
Class C	1.32%
Class R	1.04%
Institutional Class	0.29%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

77

Fund Performance (con’t.)	Nationwide Mid Cap Market Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® (S&P 400®) Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

78

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,050.70	3.51	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class C Shares	Actual	(a)	1,000.00	1,047.00	7.12	1.38
	Hypothetical	(a)(b)	1,000.00	1,018.25	7.02	1.38
Class R Shares(c)	Actual	(a)	1,000.00	1,049.80	4.60	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Institutional Class Shares	Actual	(a)	1,000.00	1,052.90	1.45	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.79	1.43	0.28

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

79

Statement of Investments

October 31, 2014

Nationwide Mid Cap Market Index Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 1.7%
Alliant Techsystems, Inc.	25,216	$2,949,263
B/E Aerospace, Inc.*	83,138	6,189,624
Esterline Technologies Corp.*	25,222	2,953,749
Exelis, Inc.	148,635	2,653,135
Huntington Ingalls Industries, Inc.	38,339	4,057,033
Triumph Group, Inc.	40,594	2,826,560

		21,629,364

Airlines 0.6%
Alaska Air Group, Inc.	106,477	5,667,771
JetBlue Airways Corp.* (a)	193,611	2,234,271

		7,902,042

Auto Components 0.3%
Gentex Corp.	115,447	3,779,735

Automobiles 0.2%
Thor Industries, Inc.	36,626	1,937,149

Banks 4.7%
Associated Banc-Corp.	122,251	2,298,319
BancorpSouth, Inc.	67,524	1,555,078
Bank of Hawaii Corp.	34,956	2,046,674
Cathay General Bancorp	58,525	1,545,645
City National Corp.	37,795	2,974,844
Commerce Bancshares, Inc.	62,213	2,815,760
Cullen/Frost Bankers, Inc.	43,259	3,495,760
East West Bancorp, Inc.	113,217	4,161,857
First Horizon National Corp.	187,276	2,408,369
First Niagara Financial Group, Inc.	279,503	2,093,478
FirstMerit Corp.	130,580	2,396,143
Fulton Financial Corp.	148,154	1,760,070
Hancock Holding Co.	64,674	2,275,878
International Bancshares Corp.	45,974	1,304,282
PacWest Bancorp	74,744	3,188,579
Prosperity Bancshares, Inc.	47,367	2,860,493
Signature Bank*	39,726	4,812,010
SVB Financial Group*	40,057	4,485,983
Synovus Financial Corp.	109,793	2,784,351
TCF Financial Corp.	131,763	2,035,738
Trustmark Corp.	53,274	1,296,156
Umpqua Holdings Corp.	147,536	2,596,634
Valley National Bancorp (a)	150,425	1,501,242
Webster Financial Corp.	71,285	2,234,072

		60,927,415

Biotechnology 0.7%
Cubist Pharmaceuticals, Inc.*	59,797	4,322,725
United Therapeutics Corp.*	37,322	4,888,062

		9,210,787

Common Stocks (continued)

	Shares	Market Value

Building Products 0.9%
A.O. Smith Corp.	59,671	$3,183,448
Fortune Brands Home & Security, Inc.	125,098	5,410,488
Lennox International, Inc.	35,277	3,136,831

		11,730,767

Capital Markets 1.6%
Eaton Vance Corp.	93,731	3,452,113
Federated Investors, Inc., Class B (a)	75,384	2,357,258
Janus Capital Group, Inc. (a)	117,235	1,757,352
Raymond James Financial, Inc.	99,271	5,572,081
SEI Investments Co.	103,299	3,993,539
Waddell & Reed Financial, Inc., Class A	66,674	3,183,017

		20,315,360

Chemicals 3.1%
Albemarle Corp.	61,764	3,605,782
Ashland, Inc.	56,599	6,116,654
Cabot Corp.	50,996	2,367,744
Cytec Industries, Inc.	56,230	2,622,005
Minerals Technologies, Inc.	27,252	2,090,501
NewMarket Corp.	8,485	3,292,265
Olin Corp.	62,133	1,506,104
PolyOne Corp.	72,885	2,697,474
Rayonier Advanced Materials, Inc. (a)	33,669	960,577
RPM International, Inc.	105,413	4,775,209
Scotts Miracle-Gro Co. (The), Class A	35,289	2,090,520
Sensient Technologies Corp.	38,064	2,252,628
Valspar Corp. (The)	60,178	4,944,224

		39,321,687

Commercial Services & Supplies 1.7%
Civeo Corp.	84,262	1,027,154
Clean Harbors, Inc.*	43,577	2,162,727
Copart, Inc.*	89,578	2,995,488
Deluxe Corp.	39,329	2,391,203
Herman Miller, Inc.	46,924	1,501,568
HNI Corp.	35,625	1,661,906
MSA Safety, Inc.	24,800	1,425,256
R.R. Donnelley & Sons Co.	157,775	2,753,174
Rollins, Inc.	50,653	1,614,311
Waste Connections, Inc.	97,997	4,890,050

		22,422,837

Communications Equipment 1.1%
ARRIS Group, Inc.*	104,006	3,122,260
Ciena Corp.*	84,170	1,410,689
InterDigital, Inc.	31,955	1,579,536
JDS Uniphase Corp.*	181,586	2,444,147
Plantronics, Inc.	33,840	1,755,281
Polycom, Inc.*	108,331	1,416,969
Riverbed Technology, Inc.*	126,142	2,395,437

		14,124,319

80

Statement of Investments (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 0.6%
AECOM Technology Corp.*	120,806	$3,932,233
Granite Construction, Inc.	28,370	1,047,137
KBR, Inc.	114,643	2,187,388

		7,166,758

Construction Materials 0.3%
Eagle Materials, Inc.	39,637	3,465,463

Consumer Finance 0.2%
SLM Corp.	333,968	3,189,394

Containers & Packaging 1.6%
AptarGroup, Inc.	51,466	3,203,244
Greif, Inc., Class A	26,774	1,179,662
Packaging Corp. of America	77,680	5,599,174
Rock-Tenn Co., Class A	113,037	5,781,843
Silgan Holdings, Inc.	34,557	1,698,822
Sonoco Products Co.	80,333	3,283,210

		20,745,955

Distributors 0.5%
LKQ Corp.*	238,322	6,808,860

Diversified Consumer Services 1.0%
Apollo Education Group, Inc., Class A*	77,078	2,209,056
DeVry Education Group, Inc.	45,279	2,191,956
Graham Holdings Co., Class B	3,477	2,724,577
Service Corp. International	166,703	3,645,795
Sotheby’s	48,470	1,922,320

		12,693,704

Diversified Financial Services 0.6%
CBOE Holdings, Inc.	67,265	3,964,599
MSCI, Inc.	92,014	4,293,373

		8,257,972

Diversified Telecommunication Services 0.4%
tw telecom, inc.*	109,013	4,663,576

Electric Utilities 1.7%
Cleco Corp.	47,676	2,563,062
Great Plains Energy, Inc.	121,669	3,276,546
Hawaiian Electric Industries, Inc. (a)	80,996	2,280,847
IDACORP, Inc.	39,699	2,510,168
OGE Energy Corp.	157,297	5,865,605
PNM Resources, Inc.	62,913	1,815,040
Westar Energy, Inc.	102,403	3,871,858

		22,183,126

Electrical Equipment 0.9%
Acuity Brands, Inc.	34,122	4,757,630
Hubbell, Inc., Class B	42,939	4,869,712
Regal-Beloit Corp.	35,681	2,532,281

		12,159,623

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 3.2%
Arrow Electronics, Inc.*	78,023	$4,436,388
Avnet, Inc.	109,163	4,721,300
Belden, Inc.	34,135	2,430,071
Cognex Corp.*	68,493	2,709,583
FEI Co.	33,134	2,792,534
Ingram Micro, Inc., Class A*	122,867	3,297,750
Itron, Inc.*	31,002	1,206,908
Keysight Technologies, Inc.*	131,275	4,135,162
Knowles Corp.*	67,159	1,306,914
National Instruments Corp.	79,394	2,515,202
Tech Data Corp.*	30,208	1,804,022
Trimble Navigation Ltd.*	205,207	5,511,860
Vishay Intertechnology, Inc.	107,142	1,447,488
Zebra Technologies Corp., Class A*	40,091	2,956,711

		41,271,893

Energy Equipment & Services 2.5%
Atwood Oceanics, Inc.*	47,254	1,920,875
CARBO Ceramics, Inc. (a)	15,582	805,122
Dresser-Rand Group, Inc.*	60,494	4,942,360
Dril-Quip, Inc.*	31,559	2,838,732
Helix Energy Solutions Group, Inc.*	77,518	2,065,079
Oceaneering International, Inc.	85,277	5,992,415
Oil States International, Inc.*	42,706	2,551,256
Patterson-UTI Energy, Inc.	115,387	2,657,363
Rowan Cos. PLC, Class A	98,316	2,386,129
Superior Energy Services, Inc.	122,107	3,070,991
Tidewater, Inc.	39,269	1,447,848
Unit Corp.*	36,416	1,763,263

		32,441,433

Food & Staples Retailing 0.3%
SUPERVALU, Inc.*	162,720	1,404,274
United Natural Foods, Inc.*	39,209	2,666,996

		4,071,270

Food Products 1.6%
Dean Foods Co.	74,082	1,089,746
Flowers Foods, Inc.	145,613	2,766,647
Hain Celestial Group, Inc. (The)*	39,760	4,304,020
Ingredion, Inc.	58,889	4,549,175
Lancaster Colony Corp.	15,333	1,402,816
Post Holdings, Inc.*	35,409	1,327,838
Tootsie Roll Industries, Inc. (a)	15,809	468,737
WhiteWave Foods Co. (The)*	137,473	5,118,120

		21,027,099

Gas Utilities 1.6%
Atmos Energy Corp.	79,236	4,199,508
National Fuel Gas Co.	66,414	4,597,841
ONE Gas, Inc.	41,073	1,558,720
Questar Corp.	138,406	3,336,969

81

Statement of Investments (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Gas Utilities (continued)
UGI Corp.	136,107	$5,129,873
WGL Holdings, Inc.	41,022	1,928,034

		20,750,945

Health Care Equipment & Supplies 3.1%
Align Technology, Inc.*	57,417	3,021,282
Cooper Cos., Inc. (The)	38,120	6,247,868
Halyard Health, Inc.*	36,795	1,397,106
Hill-Rom Holdings, Inc.	45,318	2,015,745
Hologic, Inc.*	190,761	4,996,031
IDEXX Laboratories, Inc.*	39,684	5,622,032
ResMed, Inc. (a)	110,667	5,779,031
Sirona Dental Systems, Inc.*	43,704	3,432,949
STERIS Corp.	46,857	2,895,763
Teleflex, Inc.	32,687	3,730,240
Thoratec Corp.*	44,415	1,207,200

		40,345,247

Health Care Providers & Services 3.1%
Centene Corp.*	46,259	4,286,822
Community Health Systems, Inc.*	91,004	5,002,490
Health Net, Inc.*	63,394	3,011,849
Henry Schein, Inc.*	66,976	8,039,129
LifePoint Hospitals, Inc.*	35,647	2,495,290
MEDNAX, Inc.*	79,148	4,941,210
Omnicare, Inc.	77,245	5,143,745
Owens & Minor, Inc.	49,811	1,659,702
VCA, Inc.*	68,058	3,101,403
WellCare Health Plans, Inc.*	34,250	2,324,547

		40,006,187

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	133,751	1,835,064
HMS Holdings Corp.*	69,295	1,609,723

		3,444,787

Hotels, Restaurants & Leisure 1.6%
Bally Technologies, Inc.*	30,250	2,432,100
Brinker International, Inc.	51,027	2,737,088
Cheesecake Factory, Inc. (The)	36,388	1,671,665
Domino’s Pizza, Inc.	43,512	3,863,430
International Game Technology	195,194	3,199,230
International Speedway Corp., Class A	22,093	692,174
Life Time Fitness, Inc.*	28,396	1,583,645
Panera Bread Co., Class A*	20,297	3,280,807
Wendy’s Co. (The)	217,282	1,742,601

		21,202,740

Household Durables 1.6%
Jarden Corp.*	94,153	6,128,419
KB Home(a)	71,878	1,131,360
M.D.C. Holdings, Inc. (a)	30,899	754,554

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
NVR, Inc.*	3,147	$3,863,194
Tempur Sealy International, Inc.*	48,094	2,531,668
Toll Brothers, Inc.*	127,832	4,084,232
Tupperware Brands Corp.	39,791	2,536,676

		21,030,103

Household Products 1.1%
Church & Dwight Co., Inc.	105,512	7,640,124
Energizer Holdings, Inc.	48,764	5,980,904

		13,621,028

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	50,630	4,499,994

Information Technology Services 2.9%
Acxiom Corp.*	60,952	1,148,336
Broadridge Financial Solutions, Inc.	94,361	4,145,279
Convergys Corp.	79,858	1,610,736
CoreLogic, Inc.*	72,013	2,259,048
DST Systems, Inc.	24,152	2,327,045
Gartner, Inc.*	70,179	5,664,147
Global Payments, Inc.	53,839	4,334,039
Jack Henry & Associates, Inc.	65,112	3,895,000
Leidos Holdings, Inc.	49,094	1,795,367
NeuStar, Inc., Class A* (a)	44,280	1,169,435
Science Applications International Corp.	31,871	1,558,810
VeriFone Systems, Inc.*	89,273	3,326,312
WEX, Inc.*	30,603	3,475,277

		36,708,831

Insurance 4.8%
Alleghany Corp.*	12,928	5,743,652
American Financial Group, Inc.	59,175	3,540,440
Arthur J. Gallagher & Co.	125,535	5,988,020
Aspen Insurance Holdings Ltd.	51,698	2,255,584
Brown & Brown, Inc.	93,592	2,981,841
Everest Re Group Ltd.	35,896	6,125,652
First American Financial Corp.	84,579	2,564,435
Hanover Insurance Group, Inc. (The)	34,794	2,329,110
HCC Insurance Holdings, Inc.	78,959	4,120,870
Kemper Corp.	39,500	1,455,575
Mercury General Corp.	28,430	1,510,202
Old Republic International Corp.	191,546	2,829,135
Primerica, Inc.	42,882	2,193,414
Protective Life Corp.	62,266	4,338,695
Reinsurance Group of America, Inc.	54,099	4,557,841
RenaissanceRe Holdings Ltd.	31,997	3,306,250
StanCorp Financial Group, Inc.	34,540	2,402,602
W.R. Berkley Corp.	80,538	4,150,929

		62,394,247

82

Statement of Investments (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.1%
HSN, Inc.	25,605	$1,691,722

Internet Software & Services 1.3%
AOL, Inc.*	62,102	2,703,300
Conversant, Inc.*	47,548	1,676,067
Equinix, Inc.	41,996	8,772,965
Rackspace Hosting, Inc.*	93,728	3,595,406

		16,747,738

Leisure Products 0.8%
Brunswick Corp.	73,349	3,432,733
Polaris Industries, Inc.	47,904	7,226,798

		10,659,531

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	16,188	1,826,330
Charles River Laboratories International, Inc.*	36,847	2,327,257
Covance, Inc.*	44,628	3,565,777
Mettler-Toledo International, Inc.*	22,805	5,894,408
Techne Corp.	29,223	2,660,754

		16,274,526

Machinery 4.9%
AGCO Corp.	67,378	2,985,519
CLARCOR, Inc.	39,844	2,667,954
Crane Co.	39,126	2,439,506
Donaldson Co., Inc.	104,972	4,364,736
Graco, Inc.	47,430	3,723,255
Harsco Corp.	63,828	1,383,791
IDEX Corp.	63,207	4,734,836
ITT Corp.	72,328	3,259,100
Kennametal, Inc.	62,132	2,398,917
Lincoln Electric Holdings, Inc.	62,731	4,546,743
Nordson Corp.	46,323	3,546,026
Oshkosh Corp.	67,130	3,004,739
SPX Corp.	33,599	3,184,849
Terex Corp.	87,019	2,503,537
Timken Co. (The)	60,213	2,588,557
Trinity Industries, Inc.	123,213	4,399,936
Valmont Industries, Inc. (a)	20,678	2,815,723
Wabtec Corp.	76,040	6,562,252
Woodward, Inc.	46,011	2,356,223

		63,466,199

Marine 0.4%
Kirby Corp.*	45,051	4,981,740

Media 1.6%
AMC Networks, Inc., Class A*	46,675	2,830,839
Cinemark Holdings, Inc.	82,219	2,903,975
DreamWorks Animation SKG, Inc., Class A* (a)	56,851	1,266,640

Common Stocks (continued)

	Shares	Market Value

Media (continued)
John Wiley & Sons, Inc., Class A	37,053	$2,163,525
Lamar Advertising Co., Class A	63,197	3,264,125
Live Nation Entertainment, Inc.*	114,002	2,964,052
Meredith Corp.	28,791	1,501,163
New York Times Co. (The), Class A	103,299	1,326,359
Time, Inc.*	85,997	1,942,672

		20,163,350

Metals & Mining 2.0%
Carpenter Technology Corp.	42,015	2,102,851
Cliffs Natural Resources, Inc. (a)	120,981	1,358,617
Commercial Metals Co.	93,063	1,609,059
Compass Minerals International, Inc.	26,507	2,271,120
Reliance Steel & Aluminum Co.	61,561	4,154,136
Royal Gold, Inc.	51,431	2,939,282
Steel Dynamics, Inc.	189,526	4,360,993
TimkenSteel Corp.	30,150	1,223,487
United States Steel Corp.	114,583	4,587,903
Worthington Industries, Inc.	40,117	1,550,522

		26,157,970

Multiline Retail 0.3%
Big Lots, Inc.	44,264	2,020,652
J.C. Penney Co., Inc.* (a)	238,354	1,813,874

		3,834,526

Multi-Utilities 1.1%
Alliant Energy Corp.	87,589	5,422,635
Black Hills Corp.	35,257	1,929,616
MDU Resources Group, Inc.	153,133	4,315,288
Vectren Corp.	65,151	2,928,537

		14,596,076

Oil, Gas & Consumable Fuels 2.1%
Energen Corp.	57,793	3,912,586
Gulfport Energy Corp.*	67,509	3,387,602
HollyFrontier Corp.	156,758	7,113,678
Peabody Energy Corp. (a)	214,357	2,235,744
Rosetta Resources, Inc.*	48,552	1,846,433
SM Energy Co.	53,195	2,994,878
World Fuel Services Corp.	57,081	2,354,020
WPX Energy, Inc.*	160,223	3,063,464

		26,908,405

Paper & Forest Products 0.3%
Domtar Corp.	51,335	2,108,328
Louisiana-Pacific Corp.*	111,690	1,630,674

		3,739,002

Pharmaceuticals 1.2%
Endo International PLC*	121,164	8,108,295
Salix Pharmaceuticals Ltd.*	50,283	7,233,209

		15,341,504

83

Statement of Investments (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.1%
Corporate Executive Board Co. (The)	26,642	$1,963,515
FTI Consulting, Inc.*	32,273	1,303,184
Manpowergroup, Inc.	62,945	4,201,579
Towers Watson & Co., Class A	55,437	6,114,147

		13,582,425

Real Estate Investment Trusts (REITs) 9.5%
Alexandria Real Estate Equities, Inc.	56,651	4,702,033
American Campus Communities, Inc.	82,858	3,253,834
BioMed Realty Trust, Inc.	154,089	3,346,813
Camden Property Trust	67,559	5,179,749
Corporate Office Properties Trust	69,246	1,893,186
Corrections Corp. of America	91,935	3,381,369
Duke Realty Corp.	269,366	5,107,179
Equity One, Inc.	60,644	1,455,456
Extra Space Storage, Inc.	87,024	5,061,316
Federal Realty Investment Trust	53,465	7,046,687
Highwoods Properties, Inc.	71,354	3,058,946
Home Properties, Inc.	45,114	2,901,281
Hospitality Properties Trust	118,251	3,501,412
Kilroy Realty Corp.	65,677	4,448,960
LaSalle Hotel Properties	82,196	3,222,905
Liberty Property Trust	116,937	4,065,899
Mack-Cali Realty Corp.	66,031	1,236,761
Mid-America Apartment Communities, Inc.	59,372	4,195,226
National Retail Properties, Inc.	98,762	3,764,807
Omega Healthcare Investors, Inc.	100,469	3,833,897
Potlatch Corp.	32,064	1,410,495
Rayonier, Inc.	99,921	3,344,356
Realty Income Corp.	175,761	8,090,279
Regency Centers Corp.	72,924	4,426,487
Senior Housing Properties Trust	160,856	3,633,737
SL Green Realty Corp.	75,477	8,732,689
Tanger Factory Outlet Centers, Inc.	75,693	2,707,539
Taubman Centers, Inc.	49,984	3,801,283
UDR, Inc.	198,725	6,007,457
Washington Prime Group, Inc.	122,538	2,160,345
Weingarten Realty Investors	88,809	3,219,326

		122,191,709

Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	35,809	1,433,434
Jones Lang LaSalle, Inc.	35,382	4,784,000

		6,217,434

Road & Rail 1.5%
Con-way, Inc.	45,419	1,969,822
Genesee & Wyoming, Inc., Class A*	40,343	3,880,997
J.B. Hunt Transport Services, Inc.	72,695	5,798,880
Landstar System, Inc.	35,314	2,613,589

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Old Dominion Freight Line, Inc.*	53,735	$3,915,669
Werner Enterprises, Inc.	35,168	968,527

		19,147,484

Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc.* (a)	491,011	1,374,831
Atmel Corp.*	330,622	2,453,215
Cree, Inc.* (a)	94,761	2,983,076
Cypress Semiconductor Corp.*	115,744	1,147,023
Fairchild Semiconductor International, Inc.*	94,828	1,455,610
Integrated Device Technology, Inc.*	117,515	1,928,421
International Rectifier Corp.*	56,492	2,246,687
Intersil Corp., Class A	102,296	1,359,514
RF Micro Devices, Inc.* (a)	227,127	2,954,922
Semtech Corp.*	53,204	1,350,318
Silicon Laboratories, Inc.*	31,898	1,454,230
Skyworks Solutions, Inc.	149,629	8,714,393
SunEdison, Inc.*	197,445	3,852,152
Teradyne, Inc.	161,616	2,973,734

		36,248,126

Software 4.7%
ACI Worldwide, Inc.*	90,101	1,733,543
Advent Software, Inc.	35,029	1,210,602
ANSYS, Inc.*	72,653	5,707,620
Cadence Design Systems, Inc.*	229,010	4,110,730
CDK Global, Inc.*	126,252	4,242,067
CommVault Systems, Inc.*	33,625	1,490,933
Compuware Corp.	173,863	1,764,709
Concur Technologies, Inc.* (a)	37,829	4,854,217
Covisint Corp.*	24,376	70,446
FactSet Research Systems, Inc. (a)	30,872	4,057,816
Fair Isaac Corp.	25,378	1,581,049
Fortinet, Inc.*	108,632	2,829,864
Informatica Corp.*	86,863	3,097,535
Mentor Graphics Corp.	76,316	1,617,136
PTC, Inc.*	92,604	3,532,843
Rovi Corp.*	74,822	1,562,283
SolarWinds, Inc.*	51,799	2,463,042
Solera Holdings, Inc.	54,175	2,814,391
Synopsys, Inc.*	123,032	5,041,851
TIBCO Software, Inc.*	120,365	2,812,930
Ultimate Software Group, Inc. (The)*	22,316	3,358,781

		59,954,388

Specialty Retail 3.9%
Aaron’s, Inc.	50,803	1,257,882
Abercrombie & Fitch Co., Class A	56,337	1,886,163
Advance Auto Parts, Inc.	57,614	8,466,954
American Eagle Outfitters, Inc.	138,200	1,778,634
Ann, Inc.*	36,111	1,386,301

84

Statement of Investments (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Ascena Retail Group, Inc.*	103,421	$1,287,592
Cabela’s, Inc.* (a)	37,598	1,805,456
Chico’s FAS, Inc.	120,671	1,819,719
CST Brands, Inc.	59,720	2,284,290
Dick’s Sporting Goods, Inc.	78,499	3,561,500
Foot Locker, Inc.	113,449	6,354,279
Guess?, Inc.	50,490	1,119,363
Murphy USA, Inc.*	33,930	1,944,189
Office Depot, Inc.*	382,420	1,996,232
Rent-A-Center, Inc.	41,753	1,293,090
Signet Jewelers Ltd.	63,330	7,600,233
Williams-Sonoma, Inc.	69,108	4,494,093

		50,335,970

Technology Hardware, Storage & Peripherals 0.8%
3D Systems Corp.* (a)	81,583	3,083,837
Diebold, Inc.	51,025	1,807,816
Lexmark International, Inc., Class A	49,171	2,122,220
NCR Corp.*	132,646	3,670,315

		10,684,188

Textiles, Apparel & Luxury Goods 1.3%
Carter’s, Inc.	41,952	3,277,710
Deckers Outdoor Corp.*	27,346	2,391,681
Hanesbrands, Inc.	78,658	8,307,072
Kate Spade & Co.*	100,202	2,718,480

		16,694,943

Thrifts & Mortgage Finance 0.6%
Astoria Financial Corp.	69,226	910,322
New York Community Bancorp, Inc. (a)	349,487	5,574,318
Washington Federal, Inc.	78,556	1,714,877

		8,199,517

Trading Companies & Distributors 0.8%
GATX Corp.	35,365	2,242,141
MSC Industrial Direct Co., Inc., Class A	40,412	3,272,160
NOW, Inc.* (a)	84,540	2,541,272
Watsco, Inc.	21,536	2,188,488

		10,244,061

Water Utilities 0.3%
Aqua America, Inc.	139,903	3,665,459

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	78,156	2,003,920

Total Common Stocks (cost $869,480,036)		1,261,183,610

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)(c)	7,044,415	$7,044,415

Total Mutual Fund (cost $7,044,415)		7,044,415

Repurchase Agreement 3.8%

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $48,973,158, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $49,952,288. (c)(d)	$48,972,831	48,972,831

Total Repurchase Agreement (cost $48,972,831)		48,972,831

Total Investments (cost $925,497,282) (e) — 102.2%		1,317,200,856

Liabilities in excess of other assets — (2.2%)		(28,072,873)

NET ASSETS — 100.0%		$1,289,127,983

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $54,726,065.

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $56,017,246.

(d)	Please refer to Note 2(e) for additional information on the Joint Repurchase Agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

85

Statement of Investments (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund (Continued)

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
204	S&P MID 400 E-Mini	12/19/14	$28,874,160	$371,015

At October 31, 2014, the Fund has $1,596,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2014

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value* (cost $876,524,451)	$1,268,228,025
Repurchase agreement, at value (cost $48,972,831)	48,972,831

Total Investments, at value (total cost $925,497,282)	1,317,200,856

Cash	30,109,184
Deposits with broker for futures contracts	1,596,600
Dividends receivable	882,869
Security lending income receivable	81,599
Receivable for investments sold	1,724,252
Receivable for capital shares issued	113,928
Receivable for variation margin on futures contracts	519,896
Prepaid expenses	16,205

Total Assets	1,352,245,389

Liabilities:
Payable for investments purchased	5,659,925
Payable for capital shares redeemed	997,970
Payable upon return of securities loaned (Note 2)	56,017,246
Accrued expenses and other payables:
Investment advisory fees	213,273
Fund administration fees	34,054
Distribution fees	76,639
Administrative servicing fees	53,542
Accounting and transfer agent fees	3,325
Trustee fees	3,778
Custodian fees	3,695
Compliance program costs (Note 3)	382
Professional fees	22,880
Printing fees	5,855
Other	24,842

Total Liabilities	63,117,406

Net Assets	$1,289,127,983

Represented by:
Capital	$821,673,060
Accumulated undistributed net investment income	4,957,446
Accumulated net realized gains from investments, futures, and foreign currency transactions	70,422,888
Net unrealized appreciation/(depreciation) from investments	391,703,574
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	371,015

Net Assets	$1,289,127,983

*	Includes value of securities on loan of $54,726,065 (Note 2).

87

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$318,463,597
Class C Shares	6,350,081
Class R Shares	17,210,020
Institutional Class Shares	947,104,285

Total	$1,289,127,983

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,232,991
Class C Shares	339,164
Class R Shares	884,860
Institutional Class Shares	47,750,446

Total	65,207,461

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$19.62
Class C Shares (b)	$18.72
Class R Shares	$19.45
Institutional Class Shares	$19.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$20.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$17,816,482
Income from securities lending (Note 2)	691,029
Interest income	12,534

Total Income	18,520,045

EXPENSES:
Investment advisory fees	2,582,829
Fund administration fees	406,519
Distribution fees Class A	805,040
Distribution fees Class B (a)	343
Distribution fees Class C	52,290
Distribution fees Class R (b)	76,261
Administrative servicing fees Class A	499,188
Administrative servicing fees Class C	3,514
Administrative servicing fees Class R (b)	13,288
Registration and filing fees	63,730
Professional fees	78,726
Printing fees	26,154
Trustee fees	38,185
Custodian fees	46,921
Accounting and transfer agent fees	60,860
Compliance program costs (Note 3)	3,525
Other	182,969

Total expenses before earnings credit	4,940,342

Earnings credit (Note 5)	(342)

Net Expenses	4,940,000

NET INVESTMENT INCOME	13,580,045

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	85,440,859
Net realized gains from futures transactions (Note 2)	1,866,463

Net realized gains from investments and futures transactions	87,307,322

Net change in unrealized appreciation/(depreciation) from investments	34,234,242
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	226,459

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	34,460,701

Net realized/unrealized gains from investments and futures transactions	121,768,023

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$135,348,068

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$13,580,045	$12,743,269
Net realized gains from investments and futures transactions	87,307,322	51,621,988
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	34,460,701	244,153,591

Change in net assets resulting from operations	135,348,068	308,518,848

Distributions to Shareholders From:
Net investment income:
Class A	(2,225,039)	(2,471,889)
Class B (a)	(301)	(639)
Class C	(16,054)	(10,125)
Class R (b)	(87,038)	(18,357)
Institutional Class	(9,909,917)	(10,589,942)
Net realized gains:
Class A	(13,190,020)	(9,506,065)
Class B (a)	(4,494)	(4,754)
Class C	(179,997)	(67,723)
Class R (b)	(577,509)	(46,726)
Institutional Class	(37,388,966)	(29,626,656)

Change in net assets from shareholder distributions	(63,579,335)	(52,342,876)

Change in net assets from capital transactions	(2,749,059)	6,378,678

Change in net assets	69,019,674	262,554,650

Net Assets:
Beginning of year	1,220,108,309	957,553,659

End of year	$1,289,127,983	$1,220,108,309

Accumulated undistributed net investment income at end of year	$4,957,446	$3,736,691

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$47,423,268	$62,368,957
Proceeds from shares issued from class conversion	105,295	–
Dividends reinvested	14,425,895	11,225,918
Cost of shares redeemed	(72,142,572)	(59,073,747)

Total Class A Shares	(10,188,114)	14,521,128

Class B Shares (a)
Proceeds from shares issued	2,234	11,368
Dividends reinvested	4,764	5,159
Cost of shares redeemed in class conversion	(105,295)	–
Cost of shares redeemed	(38,893)	(45,575)

Total Class B Shares	(137,190)	(29,048)

Class C Shares
Proceeds from shares issued	2,438,944	1,985,165
Dividends reinvested	170,624	61,612
Cost of shares redeemed	(425,448)	(310,900)

Total Class C Shares	2,184,120	1,735,877

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

90

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$9,099,167	$13,188,744
Dividends reinvested	365,307	4,868
Cost of shares redeemed	(6,503,823)	(1,427,267)

Total Class R Shares	2,960,651	11,766,345

Institutional Class Shares
Proceeds from shares issued	47,433,080	85,084,918
Dividends reinvested	47,298,883	40,216,565
Cost of shares redeemed	(92,300,489)	(146,917,107)

Total Institutional Class Shares	2,431,474	(21,615,624)

Change in net assets from capital transactions	$(2,749,059)	$6,378,678

SHARE TRANSACTIONS:
Class A Shares
Issued	2,517,334	3,764,986
Issued in class conversion	5,632	–
Reinvested	794,643	757,525
Redeemed	(3,813,771)	(3,595,950)

Total Class A Shares	(496,162)	926,561

Class B Shares (a)
Issued	124	725
Reinvested	271	361
Redeemed in class conversion	(5,815)	–
Redeemed	(2,141)	(3,007)

Total Class B Shares	(7,561)	(1,921)

Class C Shares
Issued	135,503	124,580
Reinvested	9,838	4,356
Redeemed	(23,279)	(19,687)

Total Class C Shares	122,062	109,249

Class R Shares (b)
Issued	485,897	754,369
Reinvested	20,300	319
Redeemed	(348,083)	(85,890)

Total Class R Shares	158,114	668,798

Institutional Class Shares
Issued	2,484,842	5,043,778
Reinvested	2,570,110	2,668,801
Redeemed	(4,797,895)	(8,750,985)

Total Institutional Class Shares	257,057	(1,038,406)

Total change in shares	33,510	664,281

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	–	$19.62	10.98%	$318,463,597	0.68%	0.79%	0.68%	13.82%
Year Ended October 31, 2013 (d)	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	–	$18.58	32.63%	$310,901,128	0.68%	0.88%	0.68%	11.97%
Year Ended October 31, 2012 (d)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%	$232,877,271	0.70%	0.75%	0.70%	17.46%
Year Ended October 31, 2011 (d)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%	$231,028,775	0.68%	0.55%	0.70%	23.58%
Year Ended October 31, 2010 (d)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%	$197,128,439	0.67%	0.79%	0.71%	15.52%

Class C Shares
Year Ended October 31, 2014 (d)	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	–	$18.72	10.20%	$6,350,081	1.34%	0.12%	1.34%	13.82%
Year Ended October 31, 2013 (d)	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	–	$17.83	31.93%	$3,870,760	1.28%	0.21%	1.28%	11.97%
Year Ended October 31, 2012 (d)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%	$1,530,845	1.30%	0.15%	1.30%	17.46%
Year Ended October 31, 2011 (d)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%	$1,639,282	1.29%	(0.07%)	1.31%	23.58%
Year Ended October 31, 2010 (d)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%	$1,183,758	1.30%	0.15%	1.34%	15.52%

Class R Shares (e)(f)
Year Ended October 31, 2014 (d)	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	–	$19.45	10.74%	$17,210,020	0.86%	0.61%	0.86%	13.82%
Year Ended October 31, 2013 (d)	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	–	$18.45	32.52%	$13,406,939	0.78%	0.60%	0.78%	11.97%
Year Ended October 31, 2012 (d)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%	$848,708	0.81%	0.66%	0.81%	17.46%
Year Ended October 31, 2011 (d)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%	$3,789	0.77%	0.45%	0.77%	23.58%
Year Ended October 31, 2010 (d)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%	$1,385	0.80%	0.63%	0.83%	15.52%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	–	$19.83	11.36%	$947,104,285	0.28%	1.19%	0.28%	13.82%
Year Ended October 31, 2013 (d)	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	–	$18.78	33.23%	$891,793,194	0.29%	1.28%	0.29%	11.97%
Year Ended October 31, 2012 (d)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%	$722,161,015	0.30%	1.15%	0.30%	17.46%
Year Ended October 31, 2011 (d)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%	$670,936,967	0.29%	0.94%	0.31%	23.58%
Year Ended October 31, 2010 (d)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%	$703,653,698	0.30%	1.16%	0.34%	15.52%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

92

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2014, the Nationwide S&P 500 Index Fund (Institutional Class) returned 17.03% versus 17.27% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of S&P 500 Index Funds (consisting of 131 funds as of October 31, 2014) was 16.71% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Economic indicators improved in the last half of 2013. As markets rallied, investors grappled with rising uncertainty about the timing of the anticipated Federal Reserve’s tapering (reduction) of its asset purchase program. This anxiety ultimately was relieved when the central bank announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Despite high valuations resulting from 2013’s strong rally, investors continued to favor equities in the first half 2014, pushing major indexes to record highs during the reporting period. Not all segments of the market advanced, however, as many of 2013’s winners struggled, including many biotechnology and Internet-related companies as well as retailers. Broadly speaking, 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. In addition, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment in which easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year 2014 got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States also contributed to the sell-off in equities.

As 2014 progressed, U.S. equities were back on the rise, due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. In addition, investors were encouraged by market-friendly comments from the new Fed Chair Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk, given expectations that growth would pick up later in the year.

Market volatility increased midway through 2014 due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Despite these economic issues, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger-and-acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. A steady stream of mergers and acquisitions again took center stage, however, and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

As the global economy continued its slow recovery during the reporting period, improving data, mainly from the United States, garnered a good deal of investors’ attention. Following earlier disappointing economic reports, better data in the second half of the year ultimately confirmed that the recent weakness had been

93

Fund Commentary (con’t.)	Nationwide S&P 500 Index Fund

temporary and largely weather-related. Revised gross domestic product (GDP) numbers revealed that the U.S. economy had contracted much more than expected at the beginning of 2014. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery remained generally on track, mixed economic reports in the first half of 2014 resulted in the World Bank’s lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

As U.S. economic indicators signaled improving growth, however, investors took a step back from equities given the greater likelihood of the Fed’s increasing short-term interest rates sooner than previously anticipated. Also challenging the markets was the escalation of global risks as the United States renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia. Meanwhile, it appeared increasingly possible that Scottish voters would approve a referendum for the region’s independence from the UK. This was unnerving for investors because such an event would present a multitude of implications for the UK’s economic and political landscape. Ultimately, Scotland opted to remain part of the UK and this news, along with a record $21.8 billion initial public offering by Chinese e-commerce firm Alibaba, gave U.S. stocks a temporary boost toward the end of the reporting period. The headwinds of stretched valuations and rising volatility, however, amid the looming concerns of higher interest rates and global threats, continued to plague equity markets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide S&P 500 Index Fund

Objective

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the S&P 500® Index.

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	0.5%
Mutual Fund	0.1%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	6.2%
Banks	6.0%
Technology Hardware, Storage & Peripherals	4.7%
Software	3.8%
Media	3.5%
Internet Software & Services	3.3%
Information Technology Services	3.2%
Biotechnology	3.0%
Insurance	2.8%
Other Industries*	56.0%
100.0%

Top Holdings††

Apple, Inc.	3.6%
Exxon Mobil Corp.	2.3%
Microsoft Corp.	2.1%
Johnson & Johnson	1.7%
General Electric Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.4%
Wells Fargo & Co.	1.4%
Procter & Gamble Co. (The)	1.3%
Chevron Corp.	1.3%
JPMorgan Chase & Co.	1.3%
Other Holdings*	82.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

95

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	16.59%	16.02%	7.63%
	w/SC2	9.92%	14.65%	7.00%
Class C	w/o SC1	15.84%	15.33%	6.93%
	w/SC3	14.84%	15.33%	6.93%
Class R4,5,6		16.18%	15.63%	7.37%
Institutional Service Class[4]		16.77%	16.18%	7.73%
Institutional Class[4]		17.03%	16.50%	8.00%
Service Class[4]		16.58%	16.03%	7.56%
S&P 500® Index		17.27%	16.69%	8.20%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.60%
Class C	1.20%
Class R	0.92%
Institutional Service Class	0.42%
Institutional Class	0.17%
Service Class	0.57%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

96

Fund Performance (con’t.)	Nationwide S&P 500 Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,079.00	3.04	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58
Class C Shares	Actual	(a)	1,000.00	1,075.60	6.54	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.36	1.25
Class R Shares(c)	Actual	(a)	1,000.00	1,077.40	4.82	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.57	4.69	0.92
Institutional Service Class Shares	Actual	(a)	1,000.00	1,079.40	2.20	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42
Institutional Class Shares	Actual	(a)	1,000.00	1,081.30	0.89	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.35	0.87	0.17
Service Class Shares	Actual	(a)	1,000.00	1,078.90	2.99	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.33	2.91	0.57

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

98

Statement of Investments

October 31, 2014

Nationwide S&P 500 Index Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 2.6%
Boeing Co. (The)	99,176	$12,388,074
General Dynamics Corp.	47,000	6,568,720
Honeywell International, Inc.	115,799	11,130,600
L-3 Communications Holdings, Inc.	12,763	1,550,194
Lockheed Martin Corp.	39,929	7,609,270
Northrop Grumman Corp.	30,772	4,245,305
Precision Castparts Corp.	21,232	4,685,903
Raytheon Co.	45,982	4,776,610
Rockwell Collins, Inc.	19,989	1,682,074
Textron, Inc.	41,312	1,715,687
United Technologies Corp.	125,912	13,472,584

		69,825,021

Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	21,777	1,507,186
Expeditors International of Washington, Inc.	28,872	1,231,679
FedEx Corp.	39,282	6,575,807
United Parcel Service, Inc., Class B	104,093	10,920,397

		20,235,069

Airlines 0.3%
Delta Air Lines, Inc.	124,753	5,018,813
Southwest Airlines Co.	101,390	3,495,927

		8,514,740

Auto Components 0.4%
BorgWarner, Inc.	33,831	1,929,044
Delphi Automotive PLC	44,355	3,059,608
Goodyear Tire & Rubber Co. (The)	40,658	985,143
Johnson Controls, Inc.	98,579	4,657,858

		10,631,653

Automobiles 0.6%
Ford Motor Co.	573,959	8,087,082
General Motors Co.	199,504	6,264,426
Harley-Davidson, Inc.	32,181	2,114,292

		16,465,800

Banks 5.9%
Bank of America Corp.	1,556,268	26,705,559
BB&T Corp.	106,513	4,034,712
Citigroup, Inc.	448,663	24,016,930
Comerica, Inc.	26,759	1,277,475
Fifth Third Bancorp	123,453	2,467,825
Huntington Bancshares, Inc.	120,901	1,198,129
JPMorgan Chase & Co.	556,621	33,664,438
KeyCorp	129,755	1,712,766
M&T Bank Corp.	19,537	2,387,031
PNC Financial Services Group, Inc. (The)	79,012	6,825,847
Regions Financial Corp.	204,067	2,026,385
SunTrust Banks, Inc.	78,570	3,075,230

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
U.S. Bancorp	266,661	$11,359,759
Wells Fargo & Co.	703,023	37,323,491
Zions Bancorporation	30,040	870,259

		158,945,836

Beverages 2.1%
Brown-Forman Corp., Class B	23,380	2,166,625
Coca-Cola Co. (The)	584,176	24,465,291
Coca-Cola Enterprises, Inc.	33,428	1,449,104
Constellation Brands, Inc., Class A*	24,797	2,269,917
Dr Pepper Snapple Group, Inc.	28,875	1,999,594
Molson Coors Brewing Co., Class B	23,579	1,753,806
Monster Beverage Corp.*	21,286	2,147,332
PepsiCo, Inc.	222,985	21,444,467

		57,696,136

Biotechnology 3.0%
Alexion Pharmaceuticals, Inc.*	29,264	5,599,959
Amgen, Inc.	112,419	18,232,113
Biogen Idec, Inc.*	34,947	11,220,783
Celgene Corp.*	118,317	12,670,568
Gilead Sciences, Inc.*	223,707	25,055,184
Regeneron Pharmaceuticals, Inc.*	10,919	4,299,029
Vertex Pharmaceuticals, Inc.*	35,243	3,969,771

		81,047,407

Building Products 0.1%
Allegion PLC	14,237	755,843
Masco Corp.	52,776	1,164,766

		1,920,609

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	8,226	1,643,473
Ameriprise Financial, Inc.	27,703	3,495,287
Bank of New York Mellon Corp. (The)	167,460	6,484,051
BlackRock, Inc.	18,508	6,313,264
Charles Schwab Corp. (The)	169,733	4,866,245
E*TRADE Financial Corp.*	42,693	952,054
Franklin Resources, Inc.	58,296	3,241,841
Goldman Sachs Group, Inc. (The)	60,636	11,520,234
Invesco Ltd.	64,024	2,591,051
Legg Mason, Inc.	15,081	784,212
Morgan Stanley	226,656	7,921,627
Northern Trust Corp.	32,771	2,172,717
State Street Corp.	62,675	4,729,455
T. Rowe Price Group, Inc.	38,940	3,196,585

		59,912,096

Chemicals 2.4%
Air Products & Chemicals, Inc.	28,371	3,820,439
Airgas, Inc.	9,944	1,109,154
CF Industries Holdings, Inc.	7,351	1,911,260

99

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Dow Chemical Co. (The)	166,107	$8,205,686
E.I. du Pont de Nemours & Co.	135,443	9,365,883
Eastman Chemical Co.	22,069	1,782,734
Ecolab, Inc.	39,907	4,438,855
FMC Corp.	19,710	1,130,368
International Flavors & Fragrances, Inc.	12,032	1,192,973
LyondellBasell Industries NV, Class A	62,937	5,766,917
Monsanto Co.	77,641	8,931,821
Mosaic Co. (The)	47,126	2,088,153
PPG Industries, Inc.	20,398	4,154,869
Praxair, Inc.	43,217	5,444,910
Sherwin-Williams Co. (The)	12,300	2,823,588
Sigma-Aldrich Corp.	17,636	2,396,909

		64,564,519

Commercial Services & Supplies 0.4%
ADT Corp. (The)	25,796	924,528
Cintas Corp.	14,297	1,047,112
Pitney Bowes, Inc.	30,004	742,299
Republic Services, Inc.	37,372	1,435,085
Stericycle, Inc.*	12,577	1,584,702
Tyco International Ltd.	65,633	2,817,625
Waste Management, Inc.	64,209	3,139,178

		11,690,529

Communications Equipment 1.6%
Cisco Systems, Inc.	754,615	18,465,429
F5 Networks, Inc.*	10,963	1,348,230
Harris Corp.	15,504	1,079,078
Juniper Networks, Inc.	59,423	1,252,043
Motorola Solutions, Inc.	32,671	2,107,279
QUALCOMM, Inc.	248,029	19,472,757

		43,724,816

Construction & Engineering 0.1%
Fluor Corp.	23,309	1,546,319
Jacobs Engineering Group, Inc.*	19,708	935,145
Quanta Services, Inc.*	32,081	1,093,320

		3,574,784

Construction Materials 0.1%
Martin Marietta Materials, Inc.	9,118	1,066,077
Vulcan Materials Co.	19,361	1,194,767

		2,260,844

Consumer Finance 0.9%
American Express Co.	133,195	11,980,890
Capital One Financial Corp.	83,067	6,875,456
Discover Financial Services	68,355	4,359,682
Navient Corp.	62,069	1,227,725

		24,443,753

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.2%
Avery Dennison Corp.	13,870	$649,810
Ball Corp.	20,486	1,319,913
Bemis Co., Inc.	14,780	568,587
MeadWestvaco Corp.	24,967	1,102,792
Owens-Illinois, Inc.*	24,443	629,896
Sealed Air Corp.	31,401	1,138,286

		5,409,284

Distributors 0.1%
Genuine Parts Co.	22,655	2,199,347

Diversified Consumer Services 0.1%
H&R Block, Inc.	40,742	1,316,374

Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B*	269,791	37,813,907
CME Group, Inc.	46,766	3,919,458
Intercontinental Exchange, Inc.	16,788	3,496,772
Leucadia National Corp.	46,918	1,115,710
McGraw Hill Financial, Inc.	40,089	3,627,253
Moody’s Corp.	27,504	2,729,222
NASDAQ OMX Group, Inc. (The)	17,552	759,300

		53,461,622

Diversified Telecommunication Services 2.3%
AT&T, Inc.	767,460	26,738,306
CenturyLink, Inc.	84,376	3,499,916
Frontier Communications Corp. (a)	148,379	970,399
Verizon Communications, Inc.	613,460	30,826,365
Windstream Holdings, Inc.	89,216	934,984

		62,969,970

Electric Utilities 1.8%
American Electric Power Co., Inc.	72,334	4,219,966
Duke Energy Corp.	104,698	8,600,941
Edison International	48,209	3,016,919
Entergy Corp.	26,611	2,235,856
Exelon Corp.	127,199	4,654,211
FirstEnergy Corp.	62,283	2,325,647
NextEra Energy, Inc.	64,585	6,472,709
Northeast Utilities	46,760	2,307,606
Pepco Holdings, Inc.	37,161	1,015,982
Pinnacle West Capital Corp.	16,339	1,004,358
PPL Corp.	98,347	3,441,162
Southern Co. (The)	132,572	6,146,038
Xcel Energy, Inc.	74,817	2,504,125

		47,945,520

Electrical Equipment 0.6%
AMETEK, Inc.	36,398	1,898,156
Eaton Corp. PLC	70,426	4,816,434
Emerson Electric Co.	103,282	6,616,245
Rockwell Automation, Inc.	20,403	2,292,277

		15,623,112

100

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	46,406	$2,347,216
Corning, Inc.	191,053	3,903,213
FLIR Systems, Inc.	20,972	703,191
Jabil Circuit, Inc.	29,615	620,434
TE Connectivity Ltd.	60,580	3,703,255

		11,277,309

Energy Equipment & Services 1.6%
Baker Hughes, Inc.	64,380	3,409,565
Cameron International Corp.*	30,026	1,788,048
Diamond Offshore Drilling, Inc. (a)	9,944	374,988
Ensco PLC, Class A	34,588	1,403,927
FMC Technologies, Inc.*	34,713	1,945,317
Halliburton Co.	125,881	6,941,078
Helmerich & Payne, Inc.	16,005	1,389,554
Nabors Industries Ltd.	42,860	765,051
National Oilwell Varco, Inc.	63,681	4,625,788
Noble Corp. PLC	37,635	787,324
Schlumberger Ltd.	191,855	18,928,414
Transocean Ltd. (a)	50,354	1,502,060

		43,861,114

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	64,882	8,653,312
CVS Health Corp.	171,387	14,706,718
Kroger Co. (The)	72,353	4,030,786
Safeway, Inc.	34,089	1,188,343
Sysco Corp.	86,858	3,347,507
Walgreen Co.	129,889	8,341,472
Wal-Mart Stores, Inc.	233,676	17,822,469
Whole Foods Market, Inc.	53,458	2,102,503

		60,193,110

Food Products 1.6%
Archer-Daniels-Midland Co.	95,528	4,489,816
Campbell Soup Co.	26,486	1,169,887
ConAgra Foods, Inc.	62,552	2,148,661
General Mills, Inc.	90,642	4,709,758
Hershey Co. (The)	22,080	2,117,693
Hormel Foods Corp.	19,932	1,074,534
J.M. Smucker Co. (The)	15,067	1,566,968
Kellogg Co.	37,853	2,421,078
Keurig Green Mountain, Inc.	18,027	2,735,597
Kraft Foods Group, Inc.	87,899	4,953,109
McCormick & Co., Inc., Non-Voting Shares	19,210	1,358,531
Mead Johnson Nutrition Co.	29,904	2,969,766
Mondelez International, Inc., Class A	249,488	8,796,947
Tyson Foods, Inc., Class A	43,368	1,749,899

		42,262,244

Gas Utilities 0.0%†
AGL Resources, Inc.	17,656	951,835

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	222,549	$9,700,911
Baxter International, Inc.	80,160	5,622,422
Becton, Dickinson and Co.	28,389	3,653,664
Boston Scientific Corp.*	196,262	2,606,359
C.R. Bard, Inc.	11,045	1,811,049
CareFusion Corp.*	30,020	1,722,247
Covidien PLC	66,864	6,180,908
DENTSPLY International, Inc.	20,991	1,065,713
Edwards Lifesciences Corp.*	15,701	1,898,565
Intuitive Surgical, Inc.*	5,320	2,637,656
Medtronic, Inc.	144,955	9,880,133
St. Jude Medical, Inc.	42,145	2,704,445
Stryker Corp.	44,271	3,875,041
Varian Medical Systems, Inc.*	15,272	1,284,681
Zimmer Holdings, Inc.	25,006	2,781,667

		57,425,461

Health Care Providers & Services 2.2%
Aetna, Inc.	52,476	4,329,795
AmerisourceBergen Corp.	31,545	2,694,258
Cardinal Health, Inc.	49,820	3,909,874
Cigna Corp.	39,041	3,887,312
DaVita HealthCare Partners, Inc.*	25,425	1,984,930
Express Scripts Holding Co.*	110,316	8,474,475
Humana, Inc.	22,827	3,169,529
Laboratory Corp of America Holdings*	12,551	1,371,699
McKesson Corp.	34,278	6,972,488
Patterson Cos., Inc.	12,829	553,058
Quest Diagnostics, Inc.	21,385	1,357,092
Tenet Healthcare Corp.*	14,539	814,911
UnitedHealth Group, Inc.	143,787	13,661,203
Universal Health Services, Inc., Class B	13,509	1,401,018
WellPoint, Inc.	40,585	5,141,714

		59,723,356

Health Care Technology 0.1%
Cerner Corp.*	44,935	2,846,183

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	66,676	2,677,041
Chipotle Mexican Grill, Inc.*	4,590	2,928,420
Darden Restaurants, Inc. (a)	19,637	1,016,804
Marriott International, Inc., Class A	32,250	2,442,937
McDonald’s Corp.	145,312	13,620,094
Starbucks Corp.	111,167	8,399,779
Starwood Hotels & Resorts Worldwide, Inc.	28,194	2,161,352
Wyndham Worldwide Corp.	18,522	1,438,604
Wynn Resorts Ltd.	12,015	2,282,970
Yum! Brands, Inc.	65,062	4,673,403

		41,641,404

101

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables 0.4%
D.R. Horton, Inc.	49,125	$1,119,559
Garmin Ltd. (a)	17,957	996,254
Harman International Industries, Inc.	10,080	1,081,987
Leggett & Platt, Inc.	20,311	799,847
Lennar Corp., Class A	26,344	1,134,900
Mohawk Industries, Inc.*	9,168	1,302,223
Newell Rubbermaid, Inc.	40,517	1,350,432
PulteGroup, Inc.	50,069	960,824
Whirlpool Corp.	11,548	1,986,833

		10,732,859

Household Products 1.9%
Clorox Co. (The)	19,086	1,899,057
Colgate-Palmolive Co.	127,048	8,496,970
Kimberly-Clark Corp.	55,335	6,323,131
Procter & Gamble Co. (The)	400,709	34,969,874

		51,689,032

Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	98,534	1,386,373
NRG Energy, Inc.	50,077	1,501,309

		2,887,682

Industrial Conglomerates 2.3%
3M Co.	95,897	14,746,082
Danaher Corp.	90,224	7,254,010
General Electric Co.	1,484,924	38,325,888
Roper Industries, Inc.	14,810	2,344,423

		62,670,403

Information Technology Services 3.2%
Accenture PLC, Class A	93,415	7,577,825
Alliance Data Systems Corp.*	8,222	2,329,704
Automatic Data Processing, Inc.	71,168	5,820,119
Cognizant Technology Solutions Corp., Class A*	89,911	4,392,152
Computer Sciences Corp.	21,443	1,295,157
Fidelity National Information Services, Inc.	42,237	2,466,218
Fiserv, Inc.*	36,879	2,562,353
International Business Machines Corp.	137,296	22,571,462
MasterCard, Inc., Class A	145,659	12,198,941
Paychex, Inc.	48,382	2,271,051
Teradata Corp.*	22,937	970,694
Total System Services, Inc.	24,435	825,659
Visa, Inc., Class A	72,851	17,588,417
Western Union Co. (The)	78,396	1,329,596
Xerox Corp.	160,409	2,130,232

		86,329,580

Insurance 2.8%
ACE Ltd.	49,679	5,429,915
Aflac, Inc.	67,044	4,004,538

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Allstate Corp. (The)	64,129	$4,158,766
American International Group, Inc.	211,160	11,311,841
Aon PLC	42,983	3,696,538
Assurant, Inc.	10,532	718,493
Chubb Corp. (The)	35,588	3,536,024
Cincinnati Financial Corp.	21,786	1,099,539
Genworth Financial, Inc., Class A*	73,468	1,027,817
Hartford Financial Services Group, Inc. (The)	66,266	2,622,808
Lincoln National Corp.	38,635	2,115,653
Loews Corp.	45,067	1,964,921
Marsh & McLennan Cos., Inc.	80,551	4,379,558
MetLife, Inc.	166,426	9,026,946
Principal Financial Group, Inc.	40,492	2,120,566
Progressive Corp. (The)	79,651	2,103,583
Prudential Financial, Inc.	68,074	6,027,272
Torchmark Corp.	19,325	1,023,452
Travelers Cos., Inc. (The)	50,174	5,057,539
Unum Group	37,706	1,261,643
XL Group PLC	39,289	1,331,111

		74,018,523

Internet & Catalog Retail 1.2%
Amazon.com, Inc.*	56,071	17,127,448
Expedia, Inc.	14,681	1,247,445
Netflix, Inc.*	8,895	3,493,689
Priceline Group, Inc. (The)*	7,762	9,362,602
TripAdvisor, Inc.*	16,467	1,459,964

		32,691,148

Internet Software & Services 3.3%
Akamai Technologies, Inc.*	26,343	1,588,483
eBay, Inc.*	167,152	8,775,480
Facebook, Inc., Class A*	308,330	23,121,667
Google, Inc., Class A*	42,045	23,876,094
Google, Inc., Class C*	42,041	23,504,282
VeriSign, Inc.* (a)	16,650	995,004
Yahoo!, Inc.*	136,884	6,303,508

		88,164,518

Leisure Products 0.1%
Hasbro, Inc.	16,978	976,744
Mattel, Inc.	49,996	1,553,376

		2,530,120

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	49,398	2,730,721
PerkinElmer, Inc.	16,765	727,936
Thermo Fisher Scientific, Inc.	59,061	6,943,802
Waters Corp.*	12,425	1,376,690

		11,779,149

102

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 1.6%
Caterpillar, Inc.	92,922	$9,423,220
Cummins, Inc.	25,303	3,698,793
Deere & Co.	53,041	4,537,127
Dover Corp.	24,637	1,957,163
Flowserve Corp.	20,245	1,376,458
Illinois Tool Works, Inc.	53,984	4,915,243
Ingersoll-Rand PLC	39,603	2,479,940
Joy Global, Inc.	14,528	764,609
PACCAR, Inc.	52,481	3,428,059
Pall Corp.	15,805	1,444,893
Parker-Hannifin Corp.	22,038	2,799,487
Pentair PLC	28,496	1,910,657
Snap-on, Inc.	8,581	1,133,893
Stanley Black & Decker, Inc.	23,149	2,167,672
Xylem, Inc.	27,033	982,920

		43,020,134

Media 3.5%
Cablevision Systems Corp., Class A	32,064	597,032
CBS Corp. Non-Voting Shares, Class B	71,725	3,888,929
Comcast Corp., Class A	383,005	21,199,327
DIRECTV*	74,333	6,451,361
Discovery Communications, Inc., Class A*	21,894	773,953
Discovery Communications, Inc., Class C*	40,463	1,415,800
Gannett Co., Inc.	33,391	1,051,816
Interpublic Group of Cos., Inc. (The)	62,359	1,209,141
News Corp., Class A*	73,705	1,140,953
Omnicom Group, Inc.	37,167	2,670,821
Scripps Networks Interactive, Inc., Class A	15,344	1,185,171
Time Warner Cable, Inc.	41,252	6,072,707
Time Warner, Inc.	126,504	10,053,273
Twenty-First Century Fox, Inc., Class A	278,725	9,610,438
Viacom, Inc., Class B	56,342	4,094,937
Walt Disney Co. (The)	233,704	21,355,871

		92,771,530

Metals & Mining 0.4%
Alcoa, Inc.	174,137	2,918,536
Allegheny Technologies, Inc.	16,079	528,195
Freeport-McMoRan, Inc.	153,818	4,383,813
Newmont Mining Corp.	73,774	1,384,000
Nucor Corp.	47,213	2,552,335

		11,766,879

Multiline Retail 0.7%
Dollar General Corp.*	44,878	2,812,504
Dollar Tree, Inc.*	30,429	1,843,084
Family Dollar Stores, Inc.	14,153	1,108,038
Kohl’s Corp.	30,303	1,643,029
Macy’s, Inc.	52,257	3,021,500
Nordstrom, Inc.	21,106	1,532,507
Target Corp.	93,804	5,798,963

		17,759,625

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 1.2%
Ameren Corp.	35,912	$1,520,514
CenterPoint Energy, Inc.	63,602	1,561,429
CMS Energy Corp.	40,723	1,330,420
Consolidated Edison, Inc.	43,340	2,746,022
Dominion Resources, Inc.	86,241	6,148,983
DTE Energy Co.	26,195	2,152,181
Integrys Energy Group, Inc.	11,840	860,531
NiSource, Inc.	46,725	1,965,254
PG&E Corp.	69,783	3,511,481
Public Service Enterprise Group, Inc.	74,861	3,092,508
SCANA Corp.	21,059	1,155,929
Sempra Energy	34,214	3,763,540
TECO Energy, Inc.	34,576	678,035
Wisconsin Energy Corp. (a)	33,378	1,657,552

		32,144,379

Oil, Gas & Consumable Fuels 7.4%
Anadarko Petroleum Corp.	74,885	6,872,945
Apache Corp.	56,601	4,369,597
Cabot Oil & Gas Corp.	61,751	1,920,456
Chesapeake Energy Corp.	76,887	1,705,354
Chevron Corp.	281,017	33,707,989
Cimarex Energy Co.	12,880	1,464,070
ConocoPhillips	181,972	13,129,280
CONSOL Energy, Inc.	34,029	1,252,267
Denbury Resources, Inc.	52,069	645,656
Devon Energy Corp.	56,922	3,415,320
EOG Resources, Inc.	81,025	7,701,426
EQT Corp.	22,403	2,106,778
Exxon Mobil Corp.	631,119	61,035,519
Hess Corp.	38,708	3,282,826
Kinder Morgan, Inc. (a)	97,353	3,767,561
Marathon Oil Corp.	99,814	3,533,416
Marathon Petroleum Corp.	41,928	3,811,255
Murphy Oil Corp.	24,701	1,318,786
Newfield Exploration Co.*	20,186	658,265
Noble Energy, Inc.	53,324	3,073,062
Occidental Petroleum Corp.	115,374	10,260,210
ONEOK, Inc.	30,761	1,813,053
Phillips 66	82,708	6,492,578
Pioneer Natural Resources Co.	21,189	4,005,992
QEP Resources, Inc.	24,517	614,641
Range Resources Corp.	24,959	1,707,196
Southwestern Energy Co.*	52,248	1,698,582
Spectra Energy Corp.	99,354	3,887,722
Tesoro Corp.	18,977	1,355,148
Valero Energy Corp.	78,131	3,913,582
Williams Cos., Inc. (The)	99,532	5,525,021

		200,045,553

Paper & Forest Products 0.1%
International Paper Co.	63,193	3,198,830

103

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Personal Products 0.1%
Avon Products, Inc.	64,320	$668,928
Estee Lauder Cos., Inc. (The), Class A	33,292	2,502,893

		3,171,821

Pharmaceuticals 6.2%
AbbVie, Inc.	235,567	14,949,082
Actavis PLC*	39,107	9,492,833
Allergan, Inc.	43,979	8,358,649
Bristol-Myers Squibb Co.	245,367	14,277,906
Eli Lilly & Co.	145,505	9,651,346
Hospira, Inc.*	24,987	1,341,802
Johnson & Johnson	417,366	44,983,707
Mallinckrodt PLC*	16,752	1,544,199
Merck & Co., Inc.	426,888	24,733,891
Mylan, Inc.*	55,406	2,966,991
Perrigo Co. PLC	19,798	3,196,387
Pfizer, Inc.	938,365	28,104,032
Zoetis, Inc.	74,136	2,754,894

		166,355,719

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	5,382	660,964
Equifax, Inc.	17,996	1,363,017
Nielsen NV	45,043	1,913,877
Robert Half International, Inc.	20,353	1,114,937

		5,052,795

Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	58,634	5,716,815
Apartment Investment & Management Co., Class A	21,634	774,281
AvalonBay Communities, Inc.	19,420	3,026,413
Boston Properties, Inc.	22,645	2,870,254
Crown Castle International Corp.	49,387	3,858,112
Equity Residential	53,533	3,723,755
Essex Property Trust, Inc.	9,400	1,896,544
General Growth Properties, Inc.	92,902	2,407,091
HCP, Inc.	67,922	2,986,530
Health Care REIT, Inc.	47,969	3,411,076
Host Hotels & Resorts, Inc.	112,005	2,610,837
Iron Mountain, Inc.	25,460	918,342
Kimco Realty Corp.	60,770	1,516,211
Macerich Co. (The)	20,824	1,468,092
Plum Creek Timber Co., Inc.	26,216	1,075,118
Prologis, Inc.	74,064	3,084,766
Public Storage	21,474	3,958,517
Simon Property Group, Inc.	45,995	8,242,764
Ventas, Inc.	43,552	2,983,747
Vornado Realty Trust	25,839	2,828,854
Weyerhaeuser Co.	78,210	2,648,191

		62,006,310

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	41,282	$1,321,024

Road & Rail 1.1%
CSX Corp.	147,922	5,270,461
Kansas City Southern	16,327	2,004,792
Norfolk Southern Corp.	45,812	5,068,640
Ryder System, Inc.	7,876	696,790
Union Pacific Corp.	132,807	15,465,375

		28,506,058

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	45,724	1,571,534
Analog Devices, Inc.	46,485	2,306,586
Applied Materials, Inc.	180,347	3,983,865
Avago Technologies Ltd.	37,246	3,212,468
Broadcom Corp., Class A	79,588	3,333,145
First Solar, Inc.*	11,133	655,734
Intel Corp.	732,683	24,918,549
KLA-Tencor Corp.	24,472	1,936,959
Lam Research Corp.	23,994	1,868,173
Linear Technology Corp.	35,317	1,512,980
Microchip Technology, Inc. (a)	29,644	1,277,953
Micron Technology, Inc.*	158,520	5,245,427
NVIDIA Corp.	76,184	1,488,635
Texas Instruments, Inc.	157,984	7,845,485
Xilinx, Inc.	39,780	1,769,414

		62,926,907

Software 3.8%
Adobe Systems, Inc.*	69,938	4,904,053
Autodesk, Inc.*	33,627	1,934,898
CA, Inc.	47,454	1,379,013
Citrix Systems, Inc.*	24,352	1,564,129
Electronic Arts, Inc.*	46,261	1,895,313
Intuit, Inc.	42,003	3,696,684
Microsoft Corp.	1,219,412	57,251,393
Oracle Corp.	481,263	18,793,320
Red Hat, Inc.*	28,021	1,650,997
salesforce.com, Inc.*	85,208	5,452,460
Symantec Corp.	102,144	2,535,214

		101,057,474

Specialty Retail 2.2%
AutoNation, Inc.*	11,596	663,987
AutoZone, Inc.*	4,825	2,670,734
Bed Bath & Beyond, Inc.*	27,397	1,844,914
Best Buy Co., Inc.	42,969	1,466,962
CarMax, Inc.*	32,443	1,813,888
GameStop Corp., Class A (a)	16,672	712,895
Gap, Inc. (The)	40,564	1,536,970
Home Depot, Inc. (The)	199,179	19,423,936
L Brands, Inc.	36,364	2,622,572
Lowe’s Cos., Inc.	146,079	8,355,719

104

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.*	15,356	$2,700,813
PetSmart, Inc.	14,687	1,062,604
Ross Stores, Inc.	31,052	2,506,517
Staples, Inc.	95,330	1,208,784
Tiffany & Co.	16,656	1,600,975
TJX Cos., Inc. (The)	102,546	6,493,213
Tractor Supply Co.	20,374	1,491,784
Urban Outfitters, Inc.*	15,099	458,406

		58,635,673

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	886,127	95,701,716
EMC Corp.	300,214	8,625,148
Hewlett-Packard Co.	276,183	9,909,446
NetApp, Inc.	47,245	2,022,086
SanDisk Corp.	33,183	3,123,848
Seagate Technology PLC	48,404	3,041,223
Western Digital Corp.	32,562	3,203,124

		125,626,591

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	40,713	1,399,713
Fossil Group, Inc.*	6,890	700,437
Michael Kors Holdings Ltd.*	30,387	2,388,114
NIKE, Inc., Class B	104,082	9,676,504
PVH Corp.	12,217	1,397,014
Ralph Lauren Corp.	8,986	1,481,252
Under Armour, Inc., Class A*	24,632	1,615,367
VF Corp.	51,052	3,455,199

		22,113,600

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	71,298	688,026
People’s United Financial, Inc. (a)	45,932	671,526

		1,359,552

Tobacco 1.5%
Altria Group, Inc.	293,524	14,188,950
Lorillard, Inc.	53,277	3,276,535
Philip Morris International, Inc.	231,175	20,576,887
Reynolds American, Inc.	45,601	2,868,759

		40,911,131

Trading Companies & Distributors 0.2%
Fastenal Co.	40,406	1,779,480
United Rentals, Inc.*	14,201	1,562,962
W.W. Grainger, Inc.	9,012	2,224,162

		5,566,604

Total Common Stocks (cost $1,570,701,187)		2,653,372,060

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)(c)	1,749,473	$1,749,473

Total Mutual Fund (cost $1,749,473)		1,749,473

Repurchase Agreement 0.5%

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $12,162,430, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $12,405,596. (c)(d)	$12,162,349	12,162,349

Total Repurchase Agreement (cost $12,162,349)		12,162,349

Total Investments (cost $1,584,613,009) (e) — 99.2%		2,667,283,882

Other assets in excess of liabilities — 0.8%		20,650,884

NET ASSETS — 100.0%		$2,687,934,766

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $13,606,472.

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $13,911,822.

(d)	Please refer to Note 2(e) for additional information on the Joint Repurchase Agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

105

Statement of Investments (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund (Continued)

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
408	E-mini S&P 500	12/19/14	$41,032,560	$1,832,086

At October 31, 2014, the Fund has $1,995,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

106

Statement of Assets and Liabilities

October 31, 2014

Nationwide S&P 500 Index Fund
Assets:
Investments, at value* (cost $1,572,450,660)	$2,655,121,533
Repurchase agreement, at value (cost $12,162,349)	12,162,349

Total Investments, at value (total cost $1,584,613,009)	2,667,283,882

Cash	35,407,545
Deposits with broker for futures contracts	1,995,000
Dividends receivable	2,632,031
Security lending income receivable	6,044
Receivable for capital shares issued	619,959
Reclaims receivable	3,583
Receivable for variation margin on futures contracts	791,248
Prepaid expenses	49,062

Total Assets	2,708,788,354

Liabilities:
Payable for capital shares redeemed	6,273,753
Payable upon return of securities loaned (Note 2)	13,911,822
Accrued expenses and other payables:
Investment advisory fees	255,439
Fund administration fees	64,904
Distribution fees	84,684
Administrative servicing fees	162,885
Accounting and transfer agent fees	4,750
Trustee fees	7,848
Custodian fees	7,882
Compliance program costs (Note 3)	741
Professional fees	38,064
Printing fees	7,536
Other	33,280

Total Liabilities	20,853,588

Net Assets	$2,687,934,766

Represented by:
Capital	$1,547,365,745
Accumulated undistributed net investment income	14,756,585
Accumulated net realized gains from investments and futures transactions	41,309,477
Net unrealized appreciation/(depreciation) from investments	1,082,670,873
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,832,086

Net Assets	$2,687,934,766

*	Includes value of securities on loan of $13,606,472 (Note 2).

107

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$124,089,880
Class C Shares	13,434,014
Class R Shares	2,555,336
Institutional Service Class Shares	220,404,555
Institutional Class Shares	1,936,643,234
Service Class Shares	390,807,747

Total	$2,687,934,766

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,029,511
Class C Shares	882,888
Class R Shares	165,841
Institutional Service Class Shares	14,197,925
Institutional Class Shares	124,521,029
Service Class Shares	25,273,839

Total	173,071,033

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.45
Class C Shares (b)	$15.22
Class R Shares	$15.41
Institutional Service Class Shares	$15.52
Institutional Class Shares	$15.55
Service Class Shares	$15.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

108

Statement of Operations

For the Year Ended October 31, 2014

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$52,591,962
Income from securities lending (Note 2)	70,429
Interest income	12,313
Foreign tax withholding	(5,586)

Total Income	52,669,118

EXPENSES:
Investment advisory fees	3,042,219
Fund administration fees	766,841
Distribution fees Class A	298,001
Distribution fees Class B (a)	16,516
Distribution fees Class C	131,125
Distribution fees Class R (b)	11,442
Distribution fees Service Class	593,571
Administrative servicing fees Class A	182,659
Administrative servicing fees Class C	6,033
Administrative servicing fees Class R (b)	5,721
Administrative servicing fees Institutional Service Class	481,467
Administrative servicing fees Service	989,280
Registration and filing fees	88,114
Professional fees	140,000
Printing fees	9,893
Trustee fees	80,233
Custodian fees	93,714
Accounting and transfer agent fees	34,225
Compliance program costs (Note 3)	6,673
Other	188,696

Total expenses before earnings credit	7,166,423

Earnings credit (Note 5)	(33)

Net Expenses	7,166,390

NET INVESTMENT INCOME	45,502,728

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	101,242,386
Net realized gains from futures transactions (Note 2)	7,459,734

Net realized gains from investments and futures transactions	108,702,120

Net change in unrealized appreciation/(depreciation) from investments	257,386,960
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(577,290)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	256,809,670

Net realized/unrealized gains from investments and futures transactions	365,511,790

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$411,014,518

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

109

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$45,502,728	$53,723,563
Net realized gains from investments and futures transactions	108,702,120	181,547,267
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	256,809,670	404,430,619

Change in net assets resulting from operations	411,014,518	639,701,449

Distributions to Shareholders From:
Net investment income:
Class A	(1,762,494)	(1,316,237)
Class B (a)	(39,697)	(61,495)
Class C	(126,990)	(79,278)
Class R (b)	(25,738)	(17,106)
Institutional Service Class	(3,033,195)	(1,735,592)
Institutional Class	(35,094,687)	(37,263,175)
Service Class	(6,004,490)	(5,169,696)
Net realized gains:
Class A	(8,339,102)	(734,057)
Class B (a)	(395,595)	(67,969)
Class C	(1,012,481)	(57,997)
Class R (b)	(151,053)	(13,297)
Institutional Service Class	(12,477,206)	(822,250)
Institutional Class	(130,541,896)	(17,203,923)
Service Class	(29,215,873)	(3,121,164)

Change in net assets from shareholder distributions	(228,220,497)	(67,663,236)

Change in net assets from capital transactions	(24,513,339)	(563,634,651)

Change in net assets	158,280,682	8,403,562

Net Assets:
Beginning of year	2,529,654,084	2,521,250,522

End of year	$2,687,934,766	$2,529,654,084

Accumulated undistributed net investment income at end of year	$14,756,585	$15,580,297

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,226,878	$44,948,975
Proceeds from shares issued from class conversion	4,837,729	–
Dividends reinvested	8,852,907	1,798,438
Cost of shares redeemed	(45,709,156)	(36,118,052)

Total Class A Shares	3,208,358	10,629,361

Class B Shares (a)
Proceeds from shares issued	33,943	145,270
Dividends reinvested	80,570	18,982
Cost of shares redeemed in class conversion	(4,837,729)	–
Cost of shares redeemed	(728,532)	(3,881,618)

Total Class B Shares	(5,451,748)	(3,717,366)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

110

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$4,713,985	$10,396,626
Dividends reinvested	828,660	88,871
Cost of shares redeemed	(6,688,582)	(4,854,407)

Total Class C Shares	(1,145,937)	5,631,090

Class R Shares (b)
Proceeds from shares issued	667,892	683,522
Dividends reinvested	176,791	30,403
Cost of shares redeemed	(472,137)	(547,622)

Total Class R Shares	372,546	166,303

Institutional Service Class Shares
Proceeds from shares issued	41,500,189	73,040,382
Dividends reinvested	15,510,401	2,557,842
Cost of shares redeemed	(22,937,375)	(22,869,313)

Total Institutional Service Class Shares	34,073,215	52,728,911

Institutional Class Shares
Proceeds from shares issued	75,727,239	112,680,379
Dividends reinvested	165,636,583	54,414,784
Cost of shares redeemed	(257,933,031)	(757,175,126)

Total Institutional Class Shares	(16,569,209)	(590,079,963)

Service Class Shares
Proceeds from shares issued	23,422,091	29,926,217
Dividends reinvested	35,217,010	8,289,825
Cost of shares redeemed	(97,639,665)	(77,209,029)

Total Service Shares	(39,000,564)	(38,992,987)

Change in net assets from capital transactions	$(24,513,339)	$(563,634,651)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,429,608	3,457,067
Issued in class conversion	345,399	–
Reinvested	639,776	146,617
Redeemed	(3,153,052)	(2,767,833)

Total Class A Shares	261,731	835,851

Class B Shares (a)
Issued	2,442	11,352
Reinvested	5,877	1,594
Redeemed in class conversion	(347,326)	–
Redeemed	(51,840)	(291,362)

Total Class B Shares	(390,847)	(278,416)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

111

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	330,702	812,984
Reinvested	60,922	7,351
Redeemed	(471,942)	(369,768)

Total Class C Shares	(80,318)	450,567

Class R Shares (b)
Issued	46,057	52,894
Reinvested	12,820	2,507
Redeemed	(32,455)	(41,168)

Total Class R Shares	26,422	14,233

Institutional Service Class Shares
Issued	2,835,098	5,390,769
Reinvested	1,114,401	205,569
Redeemed	(1,572,145)	(1,741,089)

Total Institutional Service Class Shares	2,377,354	3,855,249

Institutional Class Shares
Issued	5,223,355	8,790,255
Reinvested	11,876,434	4,392,040
Redeemed	(17,390,030)	(55,343,746)

Total Institutional Class Shares	(290,241)	(42,161,451)

Service Class Shares
Issued	1,607,400	2,262,995
Reinvested	2,543,691	678,234
Redeemed	(6,730,212)	(5,994,647)

Total Service Shares	(2,579,121)	(3,053,418)

Total change in shares	(675,020)	(40,337,385)

Amounts designated “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

112

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$14.50	0.21	2.03	2.24	(0.22)	(1.07)	(1.29)	–	$15.45	16.51%	(e)	$124,089,880	0.57%	1.44%	0.57%	3.76%
Year Ended October 31, 2013 (d)	$11.73	0.22	2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.50%		$112,594,934	0.57%	1.65%	0.57%	3.67%
Year Ended October 31, 2012 (d)	$10.47	0.18	1.32	1.50	(0.17)	(0.07)	(0.24)	–	$11.73	14.53%		$81,276,957	0.57%	1.63%	0.58%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15	0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%		$73,439,959	0.62%	1.43%	0.63%	4.12%
Year Ended October 31, 2010 (d)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%		$107,697,519	0.63%	1.59%	0.66%	4.48%

Class C Shares
Year Ended October 31, 2014 (d)	$14.30	0.12	2.00	2.12	(0.13)	(1.07)	(1.20)	–	$15.22	15.84%		$13,434,014	1.22%	0.81%	1.22%	3.76%
Year Ended October 31, 2013 (d)	$11.58	0.13	2.81	2.94	(0.12)	(0.10)	(0.22)	–	$14.30	25.79%		$13,770,861	1.18%	0.98%	1.18%	3.67%
Year Ended October 31, 2012 (d)	$10.35	0.11	1.29	1.40	(0.10)	(0.07)	(0.17)	–	$11.58	13.80%		$5,938,136	1.21%	0.98%	1.21%	3.71%
Year Ended October 31, 2011 (d)	$9.80	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%		$3,412,978	1.20%	0.82%	1.21%	4.12%
Year Ended October 31, 2010 (d)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%		$3,588,539	1.22%	1.00%	1.25%	4.48%

Class R Shares (f)(g)
Year Ended October 31, 2014 (d)	$14.46	0.16	2.03	2.19	(0.17)	(1.07)	(1.24)	–	$15.41	16.18%		$2,555,336	0.92%	1.09%	0.92%	3.76%
Year Ended October 31, 2013 (d)	$11.69	0.17	2.83	3.00	(0.13)	(0.10)	(0.23)	–	$14.46	26.06%		$2,015,761	0.93%	1.30%	0.93%	3.67%
Year Ended October 31, 2012 (d)	$10.45	0.14	1.31	1.45	(0.14)	(0.07)	(0.21)	–	$11.69	14.18%		$1,463,340	0.92%	1.24%	0.93%	3.71%
Year Ended October 31, 2011 (d)	$9.90	0.11	0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%		$774,839	0.95%	1.07%	0.95%	4.12%
Year Ended October 31, 2010 (d)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%		$679,538	0.97%	1.21%	0.99%	4.48%

Institutional Service Class Shares
Year Ended October 31, 2014 (d)	$14.55	0.23	2.05	2.28	(0.24)	(1.07)	(1.31)	–	$15.52	16.77%		$220,404,555	0.42%	1.59%	0.42%	3.76%
Year Ended October 31, 2013 (d)	$11.77	0.23	2.85	3.08	(0.20)	(0.10)	(0.30)	–	$14.55	26.65%		$172,046,113	0.44%	1.76%	0.44%	3.67%
Year Ended October 31, 2012 (d)	$10.51	0.20	1.32	1.52	(0.19)	(0.07)	(0.26)	–	$11.77	14.71%		$93,780,481	0.46%	1.74%	0.46%	3.71%
Year Ended October 31, 2011 (d)	$9.96	0.17	0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%		$81,543,635	0.45%	1.57%	0.46%	4.12%
Year Ended October 31, 2010 (d)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%		$77,135,518	0.47%	1.76%	0.50%	4.48%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$14.58	0.27	2.05	2.32	(0.28)	(1.07)	(1.35)	–	$15.55	17.03%		$1,936,643,234	0.17%	1.85%	0.17%	3.76%
Year Ended October 31, 2013 (d)	$11.79	0.27	2.85	3.12	(0.23)	(0.10)	(0.33)	–	$14.58	26.98%		$1,819,663,954	0.19%	2.07%	0.19%	3.67%
Year Ended October 31, 2012 (d)	$10.53	0.23	1.31	1.54	(0.21)	(0.07)	(0.28)	–	$11.79	14.96%		$1,968,477,602	0.21%	2.00%	0.21%	3.71%
Year Ended October 31, 2011 (d)	$9.97	0.19	0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%		$1,880,635,492	0.20%	1.82%	0.21%	4.12%
Year Ended October 31, 2010 (d)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%		$1,768,870,557	0.22%	2.01%	0.25%	4.48%

Service Class Shares
Year Ended October 31, 2014 (d)	$14.50	0.21	2.04	2.25	(0.22)	(1.07)	(1.29)	–	$15.46	16.58%		$390,807,747	0.57%	1.45%	0.57%	3.76%
Year Ended October 31, 2013 (d)	$11.73	0.22	2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.44%		$403,929,280	0.59%	1.66%	0.59%	3.67%
Year Ended October 31, 2012 (d)	$10.46	0.18	1.32	1.50	(0.16)	(0.07)	(0.23)	–	$11.73	14.60%		$362,511,511	0.61%	1.60%	0.61%	3.71%
Year Ended October 31, 2011 (d)	$9.91	0.15	0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%		$348,833,896	0.60%	1.42%	0.61%	4.12%
Year Ended October 31, 2010 (d)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%		$377,369,752	0.62%	1.63%	0.65%	4.48%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

113

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2014, the Nationwide Small Cap Index Fund (Institutional Class) returned 8.04% versus 8.06% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 788 funds as of October 31, 2014) was 8.18% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Economic indicators improved in the last half of 2013. As markets rallied, investors grappled with rising uncertainty about the timing of the anticipated Federal Reserve’s tapering (reduction) of its asset purchase program. This anxiety ultimately was relieved when the central bank announced the commencement of tapering in mid-December 2013. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in U.S. growth. Sentiment also was buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Despite high valuations resulting from 2013’s strong rally, investors continued to favor equities in the first half 2014, pushing major indexes to record highs during the reporting period. Not all segments of the market advanced, however, as many of 2013’s winners struggled, including many biotechnology and Internet-related companies as well as retailers. Broadly speaking, 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. In addition, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment in which easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year 2014 got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States also contributed to the sell-off in equities.

As 2014 progressed, U.S. equities were back on the rise, due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. In addition, investors were encouraged by market-friendly comments from the new Fed Chair Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk, given expectations that growth would pick up later in the year.

Market volatility increased midway through 2014 due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Despite these economic issues, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger-and-acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. A steady stream of mergers and acquisitions again took center stage, however, and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

As the global economy continued its slow recovery during the reporting period, improving data, mainly from the United States, garnered a good deal of investors’ attention. Following earlier disappointing economic reports, better data in the second half of the year ultimately confirmed that the recent weakness had been

114

Fund Commentary (con’t.)	Nationwide Small Cap Index Fund

temporary and largely weather-related. Revised gross domestic product (GDP) numbers revealed that the U.S. economy had contracted much more than expected at the beginning of 2014. While this news came as a surprise, it was no longer important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery remained generally on track, mixed economic reports in the first half of 2014 resulted in the World Bank’s lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

As U.S. economic indicators signaled improving growth, however, investors took a step back from equities, given the greater likelihood of the Fed’s increasing short-term interest rates sooner than previously anticipated. Also challenging the markets was the escalation of global risks as the United States renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia. Meanwhile, it appeared increasingly possible that Scottish voters would approve a referendum for the region’s independence from the UK. This was unnerving for investors because such an event would present a multitude of implications for the UK’s economic and political landscape. Ultimately, Scotland opted to remain part of the UK and this news, along with a record $21.8 billion initial public offering by Chinese e-commerce firm Alibaba, gave U.S. stocks a temporary boost toward the end of the reporting period. The headwinds of stretched valuations and rising volatility, however, amid the looming concerns of higher interest rates and global threats continued to plague equity markets.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Alan Mason and Greg Savage

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

115

Fund Overview	Nationwide Small Cap Index Fund

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

Asset Allocation†

Common Stocks	95.6%
Repurchase Agreement	8.2%
Mutual Fund	1.2%
Rights††	0.0%
Liabilities in excess of other assets†††	(5.0)%
100.0%

Top Industries††††

Real Estate Investment Trusts (REITs)	8.2%
Banks	7.1%
Biotechnology	4.7%
Software	3.9%
Semiconductors & Semiconductor Equipment	3.3%
Health Care Equipment & Supplies	3.0%
Machinery	2.9%
Oil, Gas & Consumable Fuels	2.8%
Specialty Retail	2.8%
Hotels, Restaurants & Leisure	2.7%
Other Industries*	58.6%
100.0%

Top Holdings††††

Fidelity Institutional Money Market Fund — Institutional Class	1.1%
Puma Biotechnology, Inc.	0.3%
Isis Pharmaceuticals, Inc.	0.3%
WEX, Inc.	0.2%
Team Health Holdings, Inc.	0.2%
Brunswick Corp.	0.2%
Ultimate Software Group, Inc. (The)	0.2%
RLJ Lodging Trust	0.2%
Prosperity Bancshares, Inc.	0.2%
LaSalle Hotel Properties	0.2%
Other Holdings*	96.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

116

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	7.60%	16.89%	8.10%
	w/SC2	1.40%	15.52%	7.46%
Class C	w/o SC1	6.90%	16.15%	7.44%
	w/SC3	5.90%	16.15%	7.44%
Class R4,5,6		7.47%	16.74%	8.02%
Institutional Class[4]		8.04%	17.34%	8.52%
Russell 2000® Index		8.06%	17.39%	8.67%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.78%
Class C	1.38%
Class R	0.86%
Institutional Class	0.36%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

117

Fund Performance (con’t.)	Nationwide Small Cap Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

118

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,046.70	3.51	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class C Shares	Actual	(a)	1,000.00	1,042.50	7.21	1.40
	Hypothetical	(a)(b)	1,000.00	1,018.15	7.12	1.40
Class R Shares(c)	Actual	(a)	1,000.00	1,045.70	3.87	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75
Institutional Class Shares	Actual	(a)	1,000.00	1,048.20	1.45	0.28
	Hypothetical	(a)(b)	1,000.00	1,023.79	1.43	0.28

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

119

Statement of Investments

October 31, 2014

Nationwide Small Cap Index Fund

Common Stocks 95.6%

	Shares	Market Value

Aerospace & Defense 1.7%
AAR Corp.	18,138	$480,657
Aerovironment, Inc.*	8,725	267,421
American Science & Engineering, Inc.	3,594	198,748
Astronics Corp.*	8,613	446,240
Cubic Corp.	9,423	454,566
Curtiss-Wright Corp.	22,021	1,524,073
DigitalGlobe, Inc.*	34,562	988,128
Ducommun, Inc.*	5,082	134,216
Engility Holdings, Inc.*	8,023	346,594
Esterline Technologies Corp.*	14,520	1,700,437
GenCorp, Inc.*	27,586	467,859
HEICO Corp.	30,341	1,645,696
KEYW Holding Corp. (The)* (a)	14,950	151,742
Kratos Defense & Security Solutions, Inc.*	19,705	137,344
LMI Aerospace, Inc.*	4,777	62,961
Moog, Inc., Class A*	20,252	1,550,088
National Presto Industries, Inc. (a)	2,220	139,993
Orbital Sciences Corp.*	27,718	728,983
SIFCO Industries, Inc.	1,008	34,292
Sparton Corp.*	4,603	124,741
Taser International, Inc.*	24,843	468,042
Teledyne Technologies, Inc.*	17,162	1,778,498

		13,831,319

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	24,148	197,531
Atlas Air Worldwide Holdings, Inc.*	11,600	428,272
Echo Global Logistics, Inc.*	10,832	283,040
Forward Air Corp.	14,232	681,286
Hub Group, Inc., Class A*	16,799	609,636
Park-Ohio Holdings Corp.	4,019	213,449
UTi Worldwide, Inc.*	41,806	456,939
XPO Logistics, Inc.*	24,042	959,757

		3,829,910

Airlines 0.4%
Allegiant Travel Co.	6,278	837,925
Hawaiian Holdings, Inc.* (a)	20,524	355,886
JetBlue Airways Corp.* (a)	113,830	1,313,598
Republic Airways Holdings, Inc.*	22,807	285,544
SkyWest, Inc.	23,591	271,768

		3,064,721

Auto Components 1.1%
American Axle & Manufacturing Holdings, Inc.*	31,139	601,917
Cooper Tire & Rubber Co.	29,101	937,343
Cooper-Standard Holding, Inc.*	6,242	340,689
Dana Holding Corp.	76,922	1,573,824
Dorman Products, Inc.* (a)	12,361	573,056
Drew Industries, Inc.	10,788	518,471
Federal-Mogul Holdings Corp.*	13,171	205,599
Fox Factory Holding Corp.*	5,032	85,242

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Fuel Systems Solutions, Inc.*	6,632	$61,213
Gentherm, Inc.*	16,101	671,412
Modine Manufacturing Co.*	21,842	280,233
Motorcar Parts of America, Inc.*	8,025	233,046
Remy International, Inc.	6,538	120,822
Shiloh Industries, Inc.*	3,733	63,610
Spartan Motors, Inc.	15,855	90,215
Standard Motor Products, Inc.	9,099	359,593
Stoneridge, Inc.*	12,914	167,753
Strattec Security Corp.	1,528	158,484
Superior Industries International, Inc.	10,594	206,689
Tenneco, Inc.*	27,852	1,458,331
Tower International, Inc.*	9,487	230,534

		8,938,076

Automobiles 0.0%†
Winnebago Industries, Inc.*	12,537	265,910

Banks 7.4%
1st Source Corp.	6,877	215,181
1st United Bancorp, Inc.	13,976	123,688
American National Bankshares, Inc.	3,700	89,540
Ameris Bancorp	11,573	287,010
Ames National Corp.	3,859	95,703
Arrow Financial Corp.	5,080	139,141
Banc of California, Inc. (a)	12,710	149,597
BancFirst Corp.	3,252	211,380
Banco Latinoamericano de Comercio Exterior SA, Class E	13,613	457,941
Bancorp, Inc.*	15,299	144,729
BancorpSouth, Inc.	44,046	1,014,379
Bank of Kentucky Financial Corp. (The)	2,851	133,740
Bank of Marin Bancorp	2,734	136,481
Bank of the Ozarks, Inc.	36,408	1,283,018
Banner Corp.	8,921	385,566
BBCN Bancorp, Inc.	36,437	515,219
Blue Hills Bancorp, Inc.*	12,415	165,492
BNC Bancorp	8,907	151,508
Boston Private Financial Holdings, Inc.	36,599	481,277
Bridge Bancorp, Inc.	5,316	139,598
Bridge Capital Holdings*	4,629	111,651
Bryn Mawr Bank Corp.	6,337	195,370
C1 Financial, Inc.* (a)	1,207	20,845
Camden National Corp.	3,490	142,776
Capital Bank Financial Corp., Class A*	11,020	285,308
Capital City Bank Group, Inc.	4,855	73,359
Cardinal Financial Corp.	14,767	283,526
Cascade Bancorp*	14,454	73,860
Cathay General Bancorp	36,438	962,328
Centerstate Banks, Inc.	16,066	187,008
Central Pacific Financial Corp.	7,773	146,910
Century Bancorp, Inc., Class A	1,602	60,844
Chemical Financial Corp.	14,744	439,076

120

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Citizens & Northern Corp.	5,859	$116,594
City Holding Co. (a)	7,217	324,693
CNB Financial Corp.	6,815	123,420
CoBiz Financial, Inc.	16,469	197,957
Columbia Banking System, Inc.	24,046	667,998
Community Bank System, Inc.	18,610	709,971
Community Trust Bancorp, Inc.	7,164	257,546
CommunityOne Bancorp*	4,936	52,519
ConnectOne Bancorp, Inc.	10,297	190,494
CU Bancorp*	4,398	86,860
Customers Bancorp, Inc.*	11,718	223,814
CVB Financial Corp.	48,347	762,916
Eagle Bancorp, Inc.*	10,503	377,373
Enterprise Bancorp, Inc. (a)	3,466	81,555
Enterprise Financial Services Corp.	9,174	172,930
FCB Financial Holdings, Inc., Class A*	3,443	79,017
Fidelity Southern Corp.	7,352	112,853
Financial Institutions, Inc.	6,290	158,131
First Bancorp, Inc.	4,593	81,250
First Bancorp, North Carolina	9,229	167,229
First BanCorp, Puerto Rico*	47,597	247,980
First Busey Corp.	33,214	207,588
First Business Financial Services, Inc.	1,684	79,030
First Citizens BancShares, Inc., Class A	3,448	866,172
First Commonwealth Financial Corp.	43,249	404,378
First Community Bancshares, Inc.	7,729	126,524
First Connecticut Bancorp, Inc.	7,467	116,784
First Financial Bancorp	26,318	461,618
First Financial Bankshares, Inc. (a)	29,363	933,156
First Financial Corp.	5,248	182,001
First Interstate BancSystem, Inc., Class A	8,291	243,258
First Merchants Corp.	16,448	372,547
First Midwest Bancorp, Inc.	34,474	578,818
First NBC Bank Holding Co.*	6,779	248,993
First of Long Island Corp. (The)	5,678	149,545
FirstMerit Corp.	75,736	1,389,756
Flushing Financial Corp.	13,912	280,188
FNB Corp.	78,741	1,007,097
German American Bancorp, Inc.	6,020	179,817
Glacier Bancorp, Inc.	34,071	977,497
Great Southern Bancorp, Inc.	4,804	182,600
Green Bancorp, Inc.*	1,698	29,019
Guaranty Bancorp	6,841	107,883
Hampton Roads Bankshares, Inc.*	15,979	27,803
Hancock Holding Co.	37,622	1,323,918
Hanmi Financial Corp.	14,485	310,703
Heartland Financial USA, Inc.	7,079	188,301
Heritage Commerce Corp.	9,764	84,947
Heritage Financial Corp.	13,462	236,258
Heritage Oaks Bancorp	10,191	80,203
Home BancShares, Inc.	24,752	790,084
HomeTrust Bancshares, Inc.*	9,089	140,425
Horizon Bancorp	4,245	109,181

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Hudson Valley Holding Corp.	6,822	$155,132
IBERIABANK Corp.	14,344	987,728
Independent Bank Corp.	19,825	554,571
Independent Bank Group, Inc.	4,164	186,089
International Bancshares Corp.	24,862	705,335
Investors Bancorp, Inc.	163,991	1,762,903
Lakeland Bancorp, Inc.	17,791	195,523
Lakeland Financial Corp.	7,615	315,566
Macatawa Bank Corp.	11,294	58,842
MainSource Financial Group, Inc.	9,408	171,132
MB Financial, Inc.	30,383	958,584
Mercantile Bank Corp.	7,455	147,087
Merchants Bancshares, Inc.	2,469	73,552
Metro Bancorp, Inc.*	6,530	163,511
MidSouth Bancorp, Inc.	3,918	74,207
MidWestOne Financial Group, Inc.	3,289	87,751
National Bank Holdings Corp., Class A	18,819	368,664
National Bankshares, Inc.	3,258	102,008
National Penn Bancshares, Inc.	55,200	568,008
NBT Bancorp, Inc.	19,939	512,034
NewBridge Bancorp*	14,933	132,754
Northrim BanCorp, Inc.	3,193	92,278
OFG Bancorp	20,948	326,160
Old Line Bancshares, Inc. (a)	3,554	56,793
Old National Bancorp	52,407	762,522
OmniAmerican Bancorp, Inc.	5,388	145,692
Opus Bank*	2,338	61,489
Pacific Continental Corp.	8,424	121,474
Pacific Premier Bancorp, Inc.*	7,945	128,630
Palmetto Bancshares, Inc. (a)	2,067	34,354
Park National Corp. (a)	5,786	488,165
Park Sterling Corp.	21,028	161,074
Peapack Gladstone Financial Corp.	5,760	105,120
Penns Woods Bancorp, Inc.	2,289	111,085
Peoples Bancorp, Inc.	5,806	143,118
Peoples Financial Services Corp. (a)	3,267	163,905
Pinnacle Financial Partners, Inc.	16,272	637,862
Preferred Bank, Los Angeles	5,349	142,176
PrivateBancorp, Inc.	32,790	1,059,773
Prosperity Bancshares, Inc.	31,801	1,920,462
Renasant Corp.	14,384	433,678
Republic Bancorp, Inc., Class A	4,552	110,386
Republic First Bancorp, Inc.*	13,611	54,036
S&T Bancorp, Inc.	13,549	373,817
Sandy Spring Bancorp, Inc.	11,519	297,190
Seacoast Banking Corp. of Florida*	8,455	107,886
ServisFirst Bancshares, Inc.	726	21,410
Sierra Bancorp	5,633	96,662
Simmons First National Corp., Class A	7,404	310,894
South State Corp.	11,014	664,254
Southside Bancshares, Inc. (a)	8,635	289,963
Southwest Bancorp, Inc.	9,210	166,056
Square 1 Financial, Inc., Class A*	3,033	60,326

121

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
State Bank Financial Corp.	14,771	$264,696
Sterling Bancorp	38,379	539,609
Stock Yards Bancorp, Inc.	6,611	220,014
Stonegate Bank	4,338	117,950
Suffolk Bancorp	5,380	123,525
Sun Bancorp, Inc.*	3,816	77,083
Susquehanna Bancshares, Inc.	85,949	843,160
Talmer Bancorp, Inc., Class A	8,505	118,900
Texas Capital Bancshares, Inc.*	19,724	1,206,123
Tompkins Financial Corp.	6,819	342,314
Towne Bank	13,104	198,657
TriCo Bancshares	9,744	256,267
TriState Capital Holdings, Inc.*	10,163	99,089
Trustmark Corp.	30,838	750,289
UMB Financial Corp.	17,251	1,027,815
Umpqua Holdings Corp.	76,304	1,342,950
Union Bankshares Corp.	21,197	476,509
United Bankshares, Inc.	31,529	1,080,814
United Community Banks, Inc.	22,956	413,897
Univest Corp. of Pennsylvania	7,442	152,710
Valley National Bancorp (a)	90,861	906,793
ViewPoint Financial Group, Inc.	18,223	496,941
Washington Trust Bancorp, Inc.	6,723	257,962
Webster Financial Corp.	41,352	1,295,972
WesBanco, Inc.	11,966	412,348
West Bancorporation, Inc.	7,009	116,209
Westamerica Bancorporation (a)	12,059	594,991
Western Alliance Bancorp*	34,545	919,588
Wilshire Bancorp, Inc.	32,166	318,443
Wintrust Financial Corp.	21,302	986,709
Yadkin Financial Corp.* (a)	9,321	180,921

		60,981,160

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	3,807	947,943
Coca-Cola Bottling Co. Consolidated	2,119	191,642
Craft Brew Alliance, Inc.*	4,892	67,901
National Beverage Corp.*	5,239	131,604

		1,339,090

Biotechnology 4.9%
ACADIA Pharmaceuticals, Inc.* (a)	36,015	997,615
Acceleron Pharma, Inc.*	7,491	277,017
Achillion Pharmaceuticals, Inc.*	44,280	520,290
Acorda Therapeutics, Inc.*	19,068	663,948
Actinium Pharmaceuticals, Inc.*	9,447	66,790
Adamas Pharmaceuticals, Inc.*	1,225	18,657
Aegerion Pharmaceuticals, Inc.* (a)	13,551	273,595
Agenus, Inc.*	28,617	85,279
Agios Pharmaceuticals, Inc.*	6,179	519,221
Akebia Therapeutics, Inc.* (a)	3,603	46,695
Alder Biopharmaceuticals, Inc.* (a)	3,664	65,622
AMAG Pharmaceuticals, Inc.*	10,079	332,708

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Anacor Pharmaceuticals, Inc.*	15,011	$441,474
Applied Genetic Technologies Corp.* (a)	2,556	51,376
Ardelyx, Inc.*	2,078	45,571
Arena Pharmaceuticals, Inc.* (a)	100,409	437,783
ARIAD Pharmaceuticals, Inc.* (a)	75,557	450,320
Array BioPharma, Inc.*	58,161	208,798
Arrowhead Research Corp.* (a)	23,657	154,244
Auspex Pharmaceuticals, Inc.*	4,299	116,503
Avalanche Biotechnologies, Inc.*	3,070	110,152
BioCryst Pharmaceuticals, Inc.*	32,208	377,478
BioSpecifics Technologies Corp.*	1,578	63,309
Biotime, Inc.* (a)	23,471	79,567
Bluebird Bio, Inc.*	9,985	419,270
Cara Therapeutics, Inc.*	2,702	24,345
Celldex Therapeutics, Inc.* (a)	40,915	685,326
Cellular Dynamics International, Inc.*	4,259	33,092
Cepheid*	31,788	1,685,082
ChemoCentryx, Inc.* (a)	12,377	69,559
Chimerix, Inc.* (a)	12,295	381,637
Clovis Oncology, Inc.*	11,282	673,084
CTI BioPharma Corp.* (a)	61,954	151,168
Cytokinetics, Inc.*	16,164	59,322
Cytori Therapeutics, Inc.*	30,415	15,785
CytRx Corp.* (a)	25,899	74,071
Dendreon Corp.* (a)	75,266	73,723
Dicerna Pharmaceuticals, Inc.*	1,703	15,957
Durata Therapeutics, Inc.*	7,189	172,752
Dyax Corp.*	62,033	767,348
Dynavax Technologies Corp.*	119,940	196,702
Eleven Biotherapeutics, Inc.*	2,174	22,957
Emergent Biosolutions, Inc.*	13,455	304,352
Enanta Pharmaceuticals, Inc.* (a)	4,694	201,842
Epizyme, Inc.*	5,894	156,368
Esperion Therapeutics, Inc.*	2,546	74,470
Exact Sciences Corp.* (a)	37,848	911,001
Exelixis, Inc.*	89,850	152,745
Five Prime Therapeutics, Inc.*	7,858	102,468
Flexion Therapeutics, Inc.*	2,169	42,491
Foundation Medicine, Inc.* (a)	6,442	166,719
Galectin Therapeutics, Inc.* (a)	8,315	45,067
Galena Biopharma, Inc.* (a)	53,528	109,732
Genocea Biosciences, Inc.*	1,886	16,559
Genomic Health, Inc.* (a)	7,650	278,001
Geron Corp.* (a)	72,825	162,400
Halozyme Therapeutics, Inc.* (a)	47,368	455,680
Heron Therapeutics, Inc.*	10,462	92,275
Hyperion Therapeutics, Inc.*	6,257	152,045
Idera Pharmaceuticals, Inc.* (a)	27,889	71,117
Immune Design Corp.*	2,668	82,681
ImmunoGen, Inc.* (a)	39,362	364,492
Immunomedics, Inc.* (a)	37,944	149,879
Infinity Pharmaceuticals, Inc.*	22,192	302,255
Inovio Pharmaceuticals, Inc.* (a)	27,746	315,195

122

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Insmed, Inc.*	22,625	$321,049
Insys Therapeutics, Inc.* (a)	4,538	184,583
Intrexon Corp.* (a)	16,325	364,374
Ironwood Pharmaceuticals, Inc.*	54,685	766,684
Isis Pharmaceuticals, Inc.* (a)	53,765	2,476,416
Karyopharm Therapeutics, Inc.* (a)	6,178	253,792
Keryx Biopharmaceuticals, Inc.* (a)	41,776	703,926
Kindred Biosciences, Inc.*	5,011	45,951
Kite Pharma, Inc.* (a)	3,854	142,559
KYTHERA Biopharmaceuticals, Inc.* (a)	7,931	279,568
Lexicon Pharmaceuticals, Inc.* (a)	105,695	153,258
Ligand Pharmaceuticals, Inc.*	9,512	525,728
Loxo Oncology, Inc.*	1,403	15,138
MacroGenics, Inc.*	9,209	196,060
MannKind Corp.* (a)	104,344	627,107
Merrimack Pharmaceuticals, Inc.* (a)	44,713	410,018
MiMedx Group, Inc.* (a)	42,405	431,683
Mirati Therapeutics, Inc.* (a)	3,169	53,144
Momenta Pharmaceuticals, Inc.*	22,178	241,962
NanoViricides, Inc.* (a)	18,124	69,052
Navidea Biopharmaceuticals, Inc.* (a)	69,122	93,315
NeoStem, Inc.* (a)	10,706	54,922
Neuralstem, Inc.* (a)	31,751	87,315
Neurocrine Biosciences, Inc.*	34,646	641,644
NewLink Genetics Corp.* (a)	9,011	294,209
Northwest Biotherapeutics, Inc.* (a)	17,262	90,798
Novavax, Inc.*	108,679	608,602
NPS Pharmaceuticals, Inc.*	48,636	1,332,626
Ohr Pharmaceutical, Inc.* (a)	9,562	69,324
OncoMed Pharmaceuticals, Inc.* (a)	5,796	120,383
Oncothyreon, Inc.*	35,293	63,527
Ophthotech Corp.* (a)	6,339	264,463
Opko Health, Inc.* (a)	90,220	753,337
Orexigen Therapeutics, Inc.* (a)	56,537	229,540
Organovo Holdings, Inc.* (a)	28,901	189,013
Osiris Therapeutics, Inc.* (a)	8,671	118,186
Otonomy, Inc.*	3,175	83,661
OvaScience, Inc.* (a)	6,764	132,101
PDL BioPharma, Inc.(a)	74,081	631,911
Peregrine Pharmaceuticals, Inc.* (a)	82,067	131,307
Portola Pharmaceuticals, Inc.*	19,215	547,627
Progenics Pharmaceuticals, Inc.* (a)	31,887	154,014
Prothena Corp. PLC*	12,215	267,875
PTC Therapeutics, Inc.*	11,037	451,082
Puma Biotechnology, Inc.*	10,600	2,656,359
Radius Health, Inc.* (a)	3,301	60,771
Raptor Pharmaceutical Corp.* (a)	28,606	274,904
Receptos, Inc.*	8,470	877,916
Regado Biosciences, Inc.* (a)	6,877	7,015
Regulus Therapeutics, Inc.* (a)	6,165	123,053
Repligen Corp.*	14,688	370,431
Retrophin, Inc.* (a)	9,551	92,454
Rigel Pharmaceuticals, Inc.*	40,554	80,297

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Sage Therapeutics, Inc.*	2,503	$97,917
Sangamo BioSciences, Inc.* (a)	31,261	379,509
Sarepta Therapeutics, Inc.* (a)	18,637	301,360
Spectrum Pharmaceuticals, Inc.*	30,148	228,522
Stemline Therapeutics, Inc.*	5,289	81,398
Sunesis Pharmaceuticals, Inc.* (a)	22,810	38,777
Synageva BioPharma Corp.* (a)	9,739	737,632
Synergy Pharmaceuticals, Inc.* (a)	43,099	147,830
Synta Pharmaceuticals Corp.* (a)	29,711	87,945
T2 Biosystems, Inc.* (a)	2,587	41,780
TESARO, Inc.*	8,762	243,759
TG Therapeutics, Inc.*	10,826	118,978
Threshold Pharmaceuticals, Inc.* (a)	23,997	70,311
Ultragenyx Pharmaceutical, Inc.*	3,202	150,526
Vanda Pharmaceuticals, Inc.* (a)	15,497	186,119
Verastem, Inc.* (a)	9,527	90,411
Versartis, Inc.* (a)	3,149	62,697
Vital Therapies, Inc.* (a)	2,564	44,255
Xencor, Inc.*	6,823	73,620
XOMA Corp.*	38,766	166,306
Zafgen, Inc.* (a)	2,965	63,155
ZIOPHARM Oncology, Inc.* (a)	37,182	123,444

		40,387,311

Building Products 0.7%
AAON, Inc.	19,414	381,485
Advanced Drainage Systems, Inc.*	6,874	150,128
American Woodmark Corp.*	5,641	230,773
Apogee Enterprises, Inc.	13,321	584,792
Builders FirstSource, Inc.*	21,235	125,924
Continental Building Products, Inc.*	5,637	83,089
Gibraltar Industries, Inc.*	14,086	214,811
Griffon Corp.	18,224	223,973
Insteel Industries, Inc.	8,440	201,210
Masonite International Corp.*	13,504	730,026
NCI Building Systems, Inc.*	12,892	256,164
Norcraft Cos., Inc.*	3,500	59,500
Nortek, Inc.*	4,153	345,862
Patrick Industries, Inc.*	3,758	160,542
PGT, Inc.*	21,658	203,693
Ply Gem Holdings, Inc.*	10,089	114,510
Quanex Building Products Corp.	17,380	347,948
Simpson Manufacturing Co., Inc.	18,899	625,179
Trex Co., Inc.*	15,426	663,318
Universal Forest Products, Inc.	9,214	460,424

		6,163,351

Capital Markets 1.5%
Actua Corp.*	18,799	353,421
Arlington Asset Investment Corp., Class A (a)	9,964	272,814
BGC Partners, Inc., Class A	79,445	673,694
Calamos Asset Management, Inc., Class A	7,967	109,148
CIFC Corp.(a)	2,612	24,030

123

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Cohen & Steers, Inc. (a)	8,821	$378,068
CorEnergy Infrastructure Trust, Inc.	14,117	106,019
Cowen Group, Inc., Class A*	52,604	212,520
Diamond Hill Investment Group, Inc.	1,318	176,599
Evercore Partners, Inc., Class A	15,167	785,196
FBR & Co.*	3,731	90,066
Financial Engines, Inc.	23,591	940,573
FXCM, Inc., Class A	21,067	346,763
GAMCO Investors, Inc., Class A	2,902	239,763
GFI Group, Inc.	34,634	190,487
Greenhill & Co., Inc.	12,997	584,865
HFF, Inc., Class A	14,992	471,948
INTL. FCStone, Inc.*	6,823	123,496
Investment Technology Group, Inc.*	16,545	296,652
Janus Capital Group, Inc. (a)	68,000	1,019,320
KCG Holdings, Inc., Class A*	20,723	220,907
Ladenburg Thalmann Financial Services, Inc.*	45,921	196,083
Manning & Napier, Inc.	6,334	100,331
Marcus & Millichap, Inc.*	3,691	114,642
Moelis & Co., Class A	3,365	114,948
Oppenheimer Holdings, Inc., Class A	4,567	112,120
Piper Jaffray Cos.*	6,848	386,638
Pzena Investment Management, Inc., Class A	5,190	52,160
RCS Capital Corp., Class A	4,293	70,448
Safeguard Scientifics, Inc.*	9,448	188,488
Silvercrest Asset Management Group, Inc., Class A	2,631	39,281
Stifel Financial Corp.*	29,802	1,415,893
SWS Group, Inc.*	13,193	97,496
Virtus Investment Partners, Inc.	3,235	579,744
Walter Investment Management Corp.*	17,358	394,374
Westwood Holdings Group, Inc.	3,313	223,628
WisdomTree Investments, Inc.* (a)	49,431	729,107

		12,431,730

Chemicals 2.2%
A. Schulman, Inc.	13,280	470,245
Advanced Emissions Solutions, Inc.*	9,936	200,906
American Vanguard Corp. (a)	13,352	154,082
Axiall Corp.	31,971	1,288,431
Balchem Corp.	13,899	899,265
Calgon Carbon Corp.*	24,476	514,730
Chase Corp.	3,099	111,161
Chemtura Corp.*	41,483	966,139
Ferro Corp.*	32,969	432,553
Flotek Industries, Inc.*	24,606	545,269
FutureFuel Corp.	10,133	134,972
H.B. Fuller Co.	22,917	961,827
Hawkins, Inc.	4,656	179,303
Innophos Holdings, Inc.	10,006	570,342
Innospec, Inc.	11,159	450,489
Intrepid Potash, Inc.* (a)	25,624	344,643
KMG Chemicals, Inc.	4,154	73,526

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Koppers Holdings, Inc.	9,200	$363,216
Kraton Performance Polymers, Inc.*	15,035	268,976
Kronos Worldwide, Inc.	9,392	126,229
Landec Corp.*	12,263	154,391
LSB Industries, Inc.*	8,885	333,454
Marrone Bio Innovations, Inc.* (a)	5,954	15,599
Minerals Technologies, Inc.	15,768	1,209,563
Olin Corp.	36,224	878,070
OM Group, Inc.	14,685	382,251
OMNOVA Solutions, Inc.*	20,808	146,280
PolyOne Corp.	43,026	1,592,392
Quaker Chemical Corp.	6,053	496,830
Rentech, Inc.*	94,146	149,692
Senomyx, Inc.*	19,308	152,919
Sensient Technologies Corp.	22,626	1,339,007
Stepan Co.	8,796	389,487
Taminco Corp.*	13,073	338,460
Trecora Resources*	8,994	118,271
Tredegar Corp.	11,516	219,034
Trinseo SA*	5,054	73,030
Tronox Ltd., Class A	28,098	679,410
Zep, Inc.	10,712	172,035

		17,896,479

Commercial Services & Supplies 2.2%
ABM Industries, Inc.	25,474	704,101
ACCO Brands Corp.*	52,503	432,100
ARC Document Solutions, Inc.*	18,704	189,846
Brady Corp., Class A	21,856	521,047
Brink’s Co. (The)	22,190	465,990
Casella Waste Systems, Inc., Class A*	18,184	81,828
CECO Environmental Corp. (a)	9,418	134,866
Cenveo, Inc.*	25,072	57,164
Civeo Corp.	42,946	523,512
Deluxe Corp.	22,914	1,393,171
Ennis, Inc.	12,119	179,725
G&K Services, Inc., Class A	9,053	570,973
Healthcare Services Group, Inc.	32,075	955,193
Heritage-Crystal Clean, Inc.*	4,186	75,934
Herman Miller, Inc.	27,038	865,216
HNI Corp.	20,600	960,990
InnerWorkings, Inc.*	16,269	147,722
Interface, Inc.	30,525	489,316
Kimball International, Inc., Class B	15,634	281,099
Knoll, Inc.	22,214	441,836
Matthews International Corp., Class A	13,644	628,715
McGrath RentCorp	11,847	432,771
Mobile Mini, Inc.	21,343	935,464
MSA Safety, Inc.	13,487	775,098
Multi-Color Corp.	5,740	282,982
NL Industries, Inc.	2,997	21,848
Performant Financial Corp.*	13,787	118,982
Quad/Graphics, Inc.	12,514	275,934

124

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Quest Resource Holding Corp.* (a)	5,748	$8,967
SP Plus Corp.*	7,144	155,882
Steelcase, Inc., Class A	37,701	668,062
Team, Inc.*	9,390	395,695
Tetra Tech, Inc.	29,597	793,495
UniFirst Corp.	6,757	753,811
United Stationers, Inc.	18,045	753,740
US Ecology, Inc.	9,847	495,107
Viad Corp.	9,453	241,146
West Corp.	17,574	562,368

		17,771,696

Communications Equipment 1.6%
ADTRAN, Inc.	25,820	547,642
Alliance Fiber Optic Products, Inc.	5,782	74,646
Applied Optoelectronics, Inc.*	6,762	109,139
Aruba Networks, Inc.*	48,857	1,054,334
Bel Fuse, Inc., Class B	4,576	129,455
Black Box Corp.	7,060	155,249
CalAmp Corp.*	16,558	319,238
Calix, Inc.*	19,073	206,179
Ciena Corp.*	48,241	808,519
Clearfield, Inc.* (a)	5,217	76,586
Comtech Telecommunications Corp.	6,997	266,376
Digi International, Inc.*	11,602	96,065
Emulex Corp.*	32,864	186,010
Extreme Networks, Inc.*	44,290	159,001
Finisar Corp.* (a)	44,329	741,181
Harmonic, Inc.*	43,487	290,058
Infinera Corp.*	56,055	814,479
InterDigital, Inc.	18,495	914,208
Ixia*	26,496	255,157
KVH Industries, Inc.*	7,417	95,828
NETGEAR, Inc.*	16,678	567,719
Numerex Corp., Class A*	6,432	83,873
Oclaro, Inc.*	42,770	67,149
Oplink Communications, Inc.	7,904	164,798
ParkerVision, Inc.* (a)	44,395	58,157
Plantronics, Inc.	19,460	1,009,390
Polycom, Inc.*	63,203	826,695
Procera Networks, Inc.*	9,729	72,870
Ruckus Wireless, Inc.*	29,674	385,169
ShoreTel, Inc.*	28,646	231,746
Sonus Networks, Inc.*	112,637	390,850
TESSCO Technologies, Inc.	2,566	81,471
Ubiquiti Networks, Inc. (a)	13,602	486,544
ViaSat, Inc.* (a)	18,922	1,185,274

		12,911,055

Construction & Engineering 0.8%
Aegion Corp.*	17,487	320,362
Ameresco, Inc., Class A*	9,207	75,866
Argan, Inc.	5,772	200,923

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Comfort Systems USA, Inc.	17,468	$268,309
Dycom Industries, Inc.*	15,621	490,343
EMCOR Group, Inc.	30,596	1,350,202
Furmanite Corp.*	17,711	132,478
Granite Construction, Inc.	17,921	661,464
Great Lakes Dredge & Dock Corp.*	28,111	196,496
Layne Christensen Co.* (a)	9,187	66,146
MasTec, Inc.*	30,049	860,603
MYR Group, Inc.*	9,850	255,509
Northwest Pipe Co.*	4,312	154,283
Orion Marine Group, Inc.*	12,888	141,253
Pike Corp.*	12,803	152,868
Primoris Services Corp.	17,374	498,981
Sterling Construction Co., Inc.*	8,517	75,120
Tutor Perini Corp.*	17,142	480,147

		6,381,353

Construction Materials 0.1%
Headwaters, Inc.*	33,606	426,796
United States Lime & Minerals, Inc.	795	55,737
US Concrete, Inc.*	6,468	159,760

		642,293

Consumer Finance 0.7%
Cash America International, Inc.	12,911	634,576
Consumer Portfolio Services, Inc.*	9,476	66,901
Credit Acceptance Corp.*	3,213	474,110
Encore Capital Group, Inc.* (a)	11,800	537,018
EZCORP, Inc., Class A*	23,519	265,294
First Cash Financial Services, Inc.*	13,254	783,046
Green Dot Corp., Class A*	14,336	342,630
JG Wentworth Co.*	5,395	59,992
Nelnet, Inc., Class A	9,524	453,247
Nicholas Financial, Inc.*	4,874	59,512
Portfolio Recovery Associates, Inc.*	22,831	1,444,061
Regional Management Corp.*	5,126	59,769
Springleaf Holdings, Inc.*	11,206	419,329
World Acceptance Corp.*	3,651	261,631

		5,861,116

Containers & Packaging 0.4%
AEP Industries, Inc.*	1,894	87,105
Berry Plastics Group, Inc.*	40,941	1,065,285
Graphic Packaging Holding Co.*	149,513	1,813,593
Myers Industries, Inc.	12,657	189,096
UFP Technologies, Inc.*	2,676	58,925

		3,214,004

Distributors 0.2%
Core-Mark Holding Co., Inc.	10,465	607,284
Pool Corp.	20,600	1,229,820
VOXX International Corp.*	8,848	75,473

125

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Distributors (continued)
Weyco Group, Inc.	2,952	$91,955

		2,004,532

Diversified Consumer Services 1.0%
2U, Inc.* (a)	4,679	85,158
American Public Education, Inc.*	7,850	243,272
Ascent Capital Group, Inc., Class A*	6,358	408,819
Bridgepoint Education, Inc.*	7,528	95,154
Bright Horizons Family Solutions, Inc.*	14,043	625,756
Capella Education Co.	5,014	354,690
Career Education Corp.*	30,161	174,934
Carriage Services, Inc.	7,522	150,139
Chegg, Inc.* (a)	33,449	222,436
Collectors Universe, Inc.	3,157	77,662
Education Management Corp.* (a)	9,415	5,603
Grand Canyon Education, Inc.*	21,361	1,023,192
Houghton Mifflin Harcourt Co.*	49,816	996,818
ITT Educational Services, Inc.* (a)	11,138	112,605
K12, Inc.*	15,821	196,180
Liberty Tax, Inc.* (a)	1,742	66,004
LifeLock, Inc.*	36,878	623,607
Regis Corp.	19,879	337,546
Sotheby’s	27,694	1,098,344
Steiner Leisure Ltd.*	6,815	287,457
Strayer Education, Inc.*	4,979	364,413
Universal Technical Institute, Inc.	10,114	120,458
Weight Watchers International, Inc.* (a)	12,833	334,300

		8,004,547

Diversified Financial Services 0.3%
Gain Capital Holdings, Inc.	10,377	88,827
MarketAxess Holdings, Inc.	17,243	1,114,760
Marlin Business Services Corp.	3,894	82,319
NewStar Financial, Inc.*	12,205	166,965
PHH Corp.*	26,333	623,829
PICO Holdings, Inc.*	10,451	230,967
Resource America, Inc., Class A	5,834	55,656
Tiptree Financial, Inc., Class A*	2,600	21,008

		2,384,331

Diversified Telecommunication Services 0.6%
8x8, Inc.*	40,570	318,880
Atlantic Tele-Network, Inc.	4,233	284,415
Cincinnati Bell, Inc.*	96,111	352,727
Cogent Communications Holdings, Inc.	21,286	722,447
Consolidated Communications Holdings, Inc. (a)	22,999	595,677
FairPoint Communications, Inc.*	9,545	158,447
General Communication, Inc., Class A*	16,433	192,759
Globalstar, Inc.* (a)	124,913	296,044
Hawaiian Telcom Holdco, Inc.*	4,952	133,209
IDT Corp., Class B	7,649	126,056
inContact, Inc.*	27,857	247,927

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Inteliquent, Inc.	14,892	$250,632
Intelsat SA*	12,755	248,212
Iridium Communications, Inc.* (a)	37,045	351,927
Lumos Networks Corp.	8,519	146,527
magicJack VocalTec Ltd.*	8,358	77,729
ORBCOMM, Inc.*	20,466	129,345
Premiere Global Services, Inc.*	22,150	231,911
Vonage Holdings Corp.*	80,516	280,196

		5,145,067

Electric Utilities 1.3%
ALLETE, Inc.	19,389	1,012,881
Cleco Corp.	27,565	1,481,894
El Paso Electric Co.	18,421	697,051
Empire District Electric Co. (The)	19,728	561,064
IDACORP, Inc.	22,947	1,450,939
MGE Energy, Inc.	15,793	702,315
NRG Yield, Inc., Class A	10,888	544,073
Otter Tail Corp.	16,459	510,229
PNM Resources, Inc.	36,429	1,050,977
Portland General Electric Co.	35,729	1,300,893
Spark Energy, Inc., Class A*	1,204	19,505
UIL Holdings Corp.	25,944	1,067,336
Unitil Corp.	6,467	225,310

		10,624,467

Electrical Equipment 1.0%
AZZ, Inc.	11,704	547,279
Capstone Turbine Corp.* (a)	151,630	151,630
Encore Wire Corp.	9,516	361,037
EnerSys	21,473	1,348,504
Enphase Energy, Inc.*	8,275	124,291
Franklin Electric Co., Inc.	21,761	812,556
FuelCell Energy, Inc.* (a)	106,415	214,958
Generac Holdings, Inc.* (a)	31,537	1,429,888
General Cable Corp.	22,195	314,503
Global Power Equipment Group, Inc.	7,840	106,859
GrafTech International Ltd.*	54,167	232,376
LSI Industries, Inc.	9,934	71,127
Plug Power, Inc.* (a)	76,266	359,213
Polypore International, Inc.*	20,645	906,728
Powell Industries, Inc.	4,252	193,594
Power Solutions International, Inc.*	2,059	134,865
PowerSecure International, Inc.*	10,314	115,207
Preformed Line Products Co.	1,252	71,352
Revolution Lighting Technologies, Inc.* (a)	14,963	25,886
TCP International Holdings Ltd.*	2,916	20,237
Thermon Group Holdings, Inc.*	14,654	357,118
Vicor Corp.*	7,001	95,284

		7,994,492

126

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 2.5%
Agilysys, Inc.*	6,855	$77,462
Anixter International, Inc.	12,398	1,055,938
Badger Meter, Inc.	6,621	376,867
Belden, Inc.	19,944	1,419,813
Benchmark Electronics, Inc.*	24,620	583,986
Checkpoint Systems, Inc.*	19,156	254,009
Cognex Corp.*	39,680	1,569,741
Coherent, Inc.*	11,383	741,602
Control4 Corp.* (a)	5,196	80,590
CTS Corp.	15,531	285,770
CUI Global, Inc.*	9,268	75,812
Daktronics, Inc.	17,626	234,602
DTS, Inc.*	7,781	231,718
Electro Rent Corp.	7,422	113,111
Electro Scientific Industries, Inc.	11,283	80,109
Fabrinet*	16,154	294,164
FARO Technologies, Inc.*	7,858	440,048
FEI Co.	19,314	1,627,784
Gerber Scientific, Inc.* (b)	11,566	0
GSI Group, Inc.*	13,830	177,716
II-VI, Inc.*	23,305	314,384
Insight Enterprises, Inc.*	18,746	426,472
InvenSense, Inc.* (a)	32,603	528,495
Itron, Inc.*	17,950	698,794
KEMET Corp.*	20,381	97,829
Littelfuse, Inc.	10,268	1,001,541
Maxwell Technologies, Inc.* (a)	13,955	162,715
Mercury Systems, Inc.*	15,320	214,174
Mesa Laboratories, Inc.	1,275	97,372
Methode Electronics, Inc.	17,335	682,652
MTS Systems Corp.	6,895	455,139
Multi-Fineline Electronix, Inc.*	3,935	39,940
Newport Corp.*	18,214	325,848
OSI Systems, Inc.*	9,121	646,497
Park Electrochemical Corp.	9,587	247,345
PC Connection, Inc.	4,270	101,840
Plexus Corp.*	15,489	640,470
RealD, Inc.*	18,128	205,209
Rofin-Sinar Technologies, Inc.*	12,828	287,219
Rogers Corp.*	8,285	566,445
Sanmina Corp.*	37,576	942,030
ScanSource, Inc.*	12,957	494,698
Speed Commerce, Inc.*	22,324	66,302
SYNNEX Corp.	12,994	898,925
TTM Technologies, Inc.*	25,210	174,201
Universal Display Corp.* (a)	18,559	580,526
Viasystems Group, Inc.*	2,107	33,438
Vishay Precision Group, Inc.*	5,962	101,294

		20,752,636

Energy Equipment & Services 1.4%
Aspen Aerogels, Inc.* (a)	2,208	21,926
Basic Energy Services, Inc.*	14,545	187,631

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Bristow Group, Inc.	16,219	$1,198,584
C&J Energy Services, Inc.*	21,095	407,345
CARBO Ceramics, Inc. (a)	9,025	466,322
CHC Group Ltd.* (a)	15,274	102,641
Dawson Geophysical Co.	3,709	63,016
Era Group, Inc.*	9,280	217,059
Exterran Holdings, Inc.	26,728	1,051,212
Forum Energy Technologies, Inc.*	27,218	743,051
Geospace Technologies Corp.*	6,091	187,542
Glori Energy, Inc.* (a)	5,391	28,734
Gulf Island Fabrication, Inc.	6,655	140,687
GulfMark Offshore, Inc., Class A	12,322	371,632
Helix Energy Solutions Group, Inc.*	48,274	1,286,019
Hercules Offshore, Inc.* (a)	74,575	123,049
Hornbeck Offshore Services, Inc.*	16,652	510,550
Independence Contract Drilling, Inc.* (a)	4,282	31,387
ION Geophysical Corp.*	58,999	165,197
Key Energy Services, Inc.*	60,259	183,187
Matrix Service Co.*	12,134	304,078
McDermott International, Inc.*	108,756	417,623
Mitcham Industries, Inc.*	6,042	61,628
Natural Gas Services Group, Inc.*	5,754	148,051
Newpark Resources, Inc.*	38,937	445,050
Nordic American Offshore Ltd. (a)	8,176	130,816
North Atlantic Drilling Ltd. (a)	32,897	203,633
Nuverra Environmental Solutions, Inc.* (a)	6,850	64,870
Parker Drilling Co.*	56,096	249,066
PHI, Inc., Non-Voting Shares*	5,772	258,239
Pioneer Energy Services Corp.*	28,602	262,566
Profire Energy, Inc.* (a)	6,575	24,393
RigNet, Inc.*	5,432	236,020
SEACOR Holdings, Inc.*	9,425	777,091
Tesco Corp.	15,901	302,755
TETRA Technologies, Inc.*	36,246	345,424
Vantage Drilling Co.* (a)	95,772	92,660
Willbros Group, Inc.*	18,351	107,720

		11,918,454

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	12,875	820,524
Casey’s General Stores, Inc.	17,590	1,440,093
Chefs’ Warehouse Inc. (The)*	8,232	147,106
Fairway Group Holdings Corp.* (a)	8,356	24,984
Fresh Market, Inc. (The)* (a)	19,683	722,563
Ingles Markets, Inc., Class A	5,935	159,651
Liberator Medical Holdings, Inc. (a)	14,112	40,643
Natural Grocers by Vitamin Cottage, Inc.*	4,261	77,167
Pantry, Inc. (The)*	10,793	278,136
PriceSmart, Inc.	8,521	758,625
Roundy’s, Inc. (a)	17,801	59,989
SpartanNash Co.	17,222	385,945
SUPERVALU, Inc.*	92,999	802,581
United Natural Foods, Inc.*	22,707	1,544,530

127

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
Village Super Market, Inc., Class A	3,091	$85,775
Weis Markets, Inc.	4,939	220,477

		7,568,789

Food Products 1.4%
Alico, Inc.	1,383	51,033
B&G Foods, Inc.	24,574	723,950
Boulder Brands, Inc.*	27,970	248,374
Calavo Growers, Inc.	6,079	295,075
Cal-Maine Foods, Inc.	7,077	621,290
Chiquita Brands International, Inc.*	21,503	310,288
Darling Ingredients, Inc.*	75,096	1,321,690
Dean Foods Co.	42,600	626,646
Diamond Foods, Inc.*	9,911	298,817
Farmer Bros. Co.*	3,274	95,470
Fresh Del Monte Produce, Inc.	16,396	526,475
Inventure Foods, Inc.*	6,967	92,243
J&J Snack Foods Corp.	6,801	700,707
John B. Sanfilippo & Son, Inc.	3,799	141,133
Lancaster Colony Corp.	8,449	772,999
Lifeway Foods, Inc.* (a)	2,242	37,105
Limoneira Co.	5,020	128,813
Omega Protein Corp.*	9,607	138,821
Post Holdings, Inc.*	20,181	756,787
Sanderson Farms, Inc. (a)	10,572	887,837
Seaboard Corp.*	129	396,400
Seneca Foods Corp., Class A*	3,685	99,053
Snyder’s-Lance, Inc.	21,770	648,528
Tootsie Roll Industries, Inc.	8,602	255,049
TreeHouse Foods, Inc.*	19,212	1,636,286

		11,810,869

Gas Utilities 1.0%
Chesapeake Utilities Corp.	6,666	322,834
Laclede Group, Inc. (The)	19,681	999,204
New Jersey Resources Corp.	19,173	1,121,237
Northwest Natural Gas Co.	12,371	580,571
ONE Gas, Inc.	23,777	902,337
Piedmont Natural Gas Co., Inc. (a)	35,599	1,353,118
South Jersey Industries, Inc.	15,026	881,125
Southwest Gas Corp.	21,194	1,231,160
WGL Holdings, Inc.	23,686	1,113,242

		8,504,828

Health Care Equipment & Supplies 3.1%
Abaxis, Inc.	10,272	540,924
ABIOMED, Inc.* (a)	18,284	599,532
Accuray, Inc.*	35,120	222,310
Analogic Corp.	5,680	414,299
AngioDynamics, Inc.*	11,193	190,281
Anika Therapeutics, Inc.*	6,578	264,041
Antares Pharma, Inc.*	53,779	111,323
AtriCure, Inc.*	12,621	220,110

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Atrion Corp.	696	$229,687
Cantel Medical Corp.	15,413	653,511
Cardiovascular Systems, Inc.*	12,615	391,065
Cerus Corp.* (a)	33,274	138,420
CONMED Corp.	12,388	520,172
CryoLife, Inc.	12,845	131,790
Cyberonics, Inc.*	12,279	644,647
Cynosure, Inc., Class A*	10,224	258,565
Derma Sciences, Inc.*	10,329	93,994
DexCom, Inc.*	34,243	1,539,223
Endologix, Inc.*	29,403	335,194
Exactech, Inc.*	4,456	94,913
GenMark Diagnostics, Inc.*	19,091	217,637
Globus Medical, Inc., Class A*	30,164	668,736
Greatbatch, Inc.*	11,374	570,861
Haemonetics Corp.*	23,697	893,851
HeartWare International, Inc.*	7,772	599,377
ICU Medical, Inc.*	6,081	431,143
Inogen, Inc.*	2,343	55,318
Insulet Corp.*	25,356	1,094,619
Integra LifeSciences Holdings Corp.*	11,402	582,756
Invacare Corp.	14,713	231,141
K2M Group Holdings, Inc.*	3,917	63,064
LDR Holding Corp.*	7,615	262,261
Masimo Corp.*	22,212	560,631
Meridian Bioscience, Inc.	19,086	353,854
Merit Medical Systems, Inc.*	19,374	293,516
Natus Medical, Inc.*	14,680	499,120
Neogen Corp.*	16,772	736,291
NuVasive, Inc.*	21,318	871,906
NxStage Medical, Inc.*	28,126	426,390
Ocular Therapeutix, Inc.*	2,454	37,473
OraSure Technologies, Inc.*	25,544	228,619
Orthofix International NV*	8,467	248,506
Oxford Immunotec Global PLC* (a)	5,791	89,413
PhotoMedex, Inc.* (a)	6,187	23,758
Quidel Corp.* (a)	13,074	373,263
Rockwell Medical, Inc.* (a)	19,006	165,732
Roka Bioscience, Inc.*	1,987	19,671
RTI Surgical, Inc.*	26,245	133,587
Spectranetics Corp. (The)*	18,959	602,327
STAAR Surgical Co.*	17,736	169,734
STERIS Corp.	26,945	1,665,201
SurModics, Inc.*	6,378	138,084
Symmetry Medical, Inc.*	17,105	169,339
Tandem Diabetes Care, Inc.*	3,754	60,289
Thoratec Corp.*	26,033	707,577
Tornier NV*	16,226	453,517
TransEnterix, Inc.*	13,110	53,751
TriVascular Technologies, Inc.* (a)	3,351	44,401
Unilife Corp.* (a)	49,193	180,538
Utah Medical Products, Inc.	1,669	94,799
Vascular Solutions, Inc.*	7,863	231,251

128

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Veracyte, Inc.*	2,864	$23,112
Volcano Corp.*	23,528	238,103
West Pharmaceutical Services, Inc.	32,230	1,651,788
Wright Medical Group, Inc.*	22,760	719,671
ZELTIQ Aesthetics, Inc.*	13,261	340,012

		25,869,989

Health Care Providers & Services 2.5%
Acadia Healthcare Co., Inc.*	19,535	1,212,147
Addus HomeCare Corp.*	2,866	56,947
Adeptus Health, Inc., Class A*	2,432	80,694
Air Methods Corp.*	17,920	846,362
Alliance HealthCare Services, Inc.*	2,405	58,033
Almost Family, Inc.*	3,842	113,108
Amedisys, Inc.*	12,571	328,103
AMN Healthcare Services, Inc.*	21,366	366,427
Amsurg Corp.*	19,355	1,045,364
Bio-Reference Laboratories, Inc.* (a)	11,289	339,122
BioScrip, Inc.* (a)	31,505	203,522
BioTelemetry, Inc.*	11,953	100,286
Capital Senior Living Corp.*	13,360	300,600
Chemed Corp.	8,011	828,017
CorVel Corp.*	5,126	176,437
Cross Country Healthcare, Inc.*	14,120	136,540
Ensign Group, Inc. (The)	9,153	354,404
ExamWorks Group, Inc.*	15,897	616,486
Five Star Quality Care, Inc.*	20,322	83,930
Gentiva Health Services, Inc.*	14,203	279,799
Hanger, Inc.*	16,156	386,613
HealthEquity, Inc.*	4,581	93,452
HealthSouth Corp.	40,278	1,624,412
Healthways, Inc.*	14,448	223,944
IPC The Hospitalist Co., Inc.*	7,868	327,781
Kindred Healthcare, Inc.	29,246	636,100
Landauer, Inc.	4,449	159,230
LHC Group, Inc.*	5,774	140,597
Magellan Health, Inc.*	12,606	762,915
Molina Healthcare, Inc.*	13,832	672,788
MWI Veterinary Supply, Inc.*	5,883	998,080
National HealthCare Corp.	4,700	283,457
National Research Corp., Class A*	4,354	69,185
National Research Corp., Class B*	563	18,421
Owens & Minor, Inc.	28,753	958,050
PharMerica Corp.*	13,727	393,828
Providence Service Corp. (The)*	5,270	232,829
RadNet, Inc.*	15,081	140,253
Select Medical Holdings Corp.	36,002	519,149
Skilled Healthcare Group, Inc., Class A*	10,543	73,063
Surgical Care Affiliates, Inc.*	5,761	176,747
Team Health Holdings, Inc.*	32,147	2,010,473
Triple-S Management Corp., Class B*	11,355	251,400
Trupanion, Inc.*	3,563	23,730
U.S. Physical Therapy, Inc.	5,623	242,632

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Universal American Corp.*	18,788	$175,104
WellCare Health Plans, Inc.*	20,050	1,360,794

		20,481,355

Health Care Technology 0.5%
Castlight Health, Inc., Class B*	6,009	75,173
Computer Programs & Systems, Inc.	5,076	319,686
HealthStream, Inc.*	9,755	302,015
HMS Holdings Corp.*	40,012	929,479
Imprivata, Inc.*	2,450	38,195
MedAssets, Inc.*	28,144	609,599
Medidata Solutions, Inc.*	24,748	1,116,382
Merge Healthcare, Inc.*	32,225	88,619
Omnicell, Inc.*	16,710	539,900
Quality Systems, Inc.	22,910	346,170
Vocera Communications, Inc.*	10,373	107,361

		4,472,579

Hotels, Restaurants & Leisure 2.9%
Belmond Ltd., Class A*	44,572	510,795
Biglari Holdings, Inc.*	795	277,582
BJ’s Restaurants, Inc.*	10,807	475,724
Bloomin’ Brands, Inc.*	35,404	669,490
Bob Evans Farms, Inc.	11,311	552,542
Boyd Gaming Corp.*	35,712	412,474
Bravo Brio Restaurant Group, Inc.*	8,996	124,775
Buffalo Wild Wings, Inc.*	8,629	1,288,137
Caesars Acquisition Co., Class A* (a)	21,228	221,620
Caesars Entertainment Corp.* (a)	23,663	288,452
Carrols Restaurant Group, Inc.*	15,917	122,720
Cheesecake Factory, Inc. (The)	22,738	1,044,584
Churchill Downs, Inc.	6,086	620,650
Chuy’s Holdings, Inc.*	7,526	225,103
ClubCorp Holdings, Inc.	10,089	192,296
Cracker Barrel Old Country Store, Inc.	8,698	1,003,314
Del Frisco’s Restaurant Group, Inc.*	10,847	251,867
Denny’s Corp.*	40,276	347,179
Diamond Resorts International, Inc.*	16,352	424,498
DineEquity, Inc.	7,612	677,164
Einstein Noah Restaurant Group, Inc.	4,804	97,281
El Pollo Loco Holdings, Inc.* (a)	3,754	133,830
Empire Resorts, Inc.* (a)	6,614	49,539
Famous Dave’s of America, Inc.*	2,093	54,565
Fiesta Restaurant Group, Inc.*	12,238	674,926
Ignite Restaurant Group, Inc.* (a)	3,461	23,846
International Speedway Corp., Class A	12,621	395,416
Interval Leisure Group, Inc.	18,178	382,465
Intrawest Resorts Holdings, Inc.*	6,303	67,064
Isle of Capri Casinos, Inc.*	10,272	76,321
Jack in the Box, Inc.	18,247	1,296,267
Jamba, Inc.*	7,867	105,024
Krispy Kreme Doughnuts, Inc.*	29,919	566,068
La Quinta Holdings, Inc.*	20,281	413,935

129

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Life Time Fitness, Inc.*	18,614	$1,038,103
Marcus Corp. (The)	8,379	143,532
Marriott Vacations Worldwide Corp.	12,300	854,112
Monarch Casino & Resort, Inc.*	4,509	73,361
Morgans Hotel Group Co.*	14,061	112,347
Multimedia Games Holding Co., Inc.*	13,567	473,488
Nathan’s Famous, Inc.*	1,379	99,123
Noodles & Co.*	4,945	112,894
Papa John’s International, Inc.	13,985	653,939
Papa Murphy’s Holdings, Inc.* (a)	2,582	24,013
Penn National Gaming, Inc.*	36,056	471,973
Pinnacle Entertainment, Inc.*	24,699	633,035
Popeyes Louisiana Kitchen, Inc.*	10,821	501,553
Potbelly Corp.* (a)	6,834	87,202
Red Robin Gourmet Burgers, Inc.*	6,583	361,868
Ruby Tuesday, Inc.*	28,007	215,094
Ruth’s Hospitality Group, Inc.	16,738	203,701
Scientific Games Corp., Class A* (a)	23,361	274,959
Sonic Corp.*	24,941	628,763
Speedway Motorsports, Inc.	5,104	99,885
Texas Roadhouse, Inc.	31,849	919,481
Vail Resorts, Inc.	16,462	1,421,658
Zoe’s Kitchen, Inc.* (a)	2,654	96,765

		23,568,362

Household Durables 1.1%
Beazer Homes USA, Inc.*	12,456	223,336
Cavco Industries, Inc.*	4,053	295,342
Century Communities, Inc.*	1,694	31,305
CSS Industries, Inc.	4,257	121,580
Dixie Group, Inc. (The)*	6,685	52,678
Ethan Allen Interiors, Inc.	11,313	320,158
Flexsteel Industries, Inc.	2,210	75,825
Helen of Troy Ltd.*	13,061	807,823
Hovnanian Enterprises, Inc., Class A* (a)	52,926	199,002
Installed Building Products, Inc.*	3,979	57,735
iRobot Corp.* (a)	13,500	482,220
KB Home(a)	38,644	608,256
La-Z-Boy, Inc.	23,989	548,388
LGI Homes, Inc.*	6,704	130,192
Libbey, Inc.*	9,874	283,877
Lifetime Brands, Inc.	4,889	83,651
M.D.C. Holdings, Inc.	18,027	440,219
M/I Homes, Inc.*	11,378	245,082
Meritage Homes Corp.*	17,820	655,598
NACCO Industries, Inc., Class A	2,177	127,507
New Home Co., Inc. (The)*	3,900	59,163
Ryland Group, Inc. (The)	21,615	774,033
Skullcandy, Inc.*	9,049	75,469
Standard Pacific Corp.*	66,765	494,061
TRI Pointe Homes, Inc.*	66,952	916,573
Turtle Beach Corp.*	3,092	17,872
UCP, Inc., Class A*	3,669	50,229

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Universal Electronics, Inc.*	7,252	$412,566
WCI Communities, Inc.*	5,593	104,925
William Lyon Homes, Class A*	8,200	194,012

		8,888,677

Household Products 0.2%
Central Garden and Pet Co., Class A*	19,782	169,927
Harbinger Group, Inc.*	37,881	497,756
Oil-Dri Corp. of America	2,325	70,169
Orchids Paper Products Co.	3,768	108,368
WD-40 Co.	6,819	522,813

		1,369,033

Independent Power and Renewable Electricity Producers 0.4%
Abengoa Yield PLC* (a)	13,071	424,808
Atlantic Power Corp. (a)	56,165	124,686
Dynegy, Inc.*	55,898	1,704,889
Ormat Technologies, Inc.	8,126	235,248
Pattern Energy Group, Inc.	18,057	519,680
TerraForm Power, Inc., Class A*	10,504	298,944

		3,308,255

Industrial Conglomerates 0.0%†
Raven Industries, Inc.	16,627	421,494

Information Technology Services 2.3%
Acxiom Corp.*	35,333	665,674
Blackhawk Network Holdings, Inc.*	24,108	833,172
CACI International, Inc., Class A*	10,771	886,346
Cardtronics, Inc.*	20,453	785,191
Cass Information Systems, Inc.	5,396	256,526
Ciber, Inc.*	35,697	116,729
Computer Task Group, Inc.	7,292	64,170
Convergys Corp.	46,735	942,645
CSG Systems International, Inc.	15,826	419,547
Datalink Corp.*	9,302	117,670
EPAM Systems, Inc.*	16,297	778,019
Euronet Worldwide, Inc.*	23,282	1,249,545
EVERTEC, Inc.	30,189	685,290
ExlService Holdings, Inc.*	15,181	424,916
Forrester Research, Inc.	5,092	205,106
Global Cash Access Holdings, Inc.*	30,186	220,056
Hackett Group, Inc. (The)	12,098	84,807
Heartland Payment Systems, Inc.	16,422	848,196
Higher One Holdings, Inc.*	17,053	43,826
iGATE Corp.*	16,929	627,219
Information Services Group, Inc.*	14,427	61,026
Lionbridge Technologies, Inc.*	29,592	142,929
Luxoft Holding, Inc.*	3,626	145,004
ManTech International Corp., Class A	11,062	311,506
MAXIMUS, Inc.	30,994	1,501,969
ModusLink Global Solutions, Inc.*	16,608	58,128
MoneyGram International, Inc.*	13,340	114,724

130

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
NeuStar, Inc., Class A* (a)	10,319	$272,525
PRGX Global, Inc.*	13,489	71,357
Sapient Corp.*	52,475	908,867
Science Applications International Corp.	19,317	944,794
ServiceSource International, Inc.* (a)	32,318	123,455
Sykes Enterprises, Inc.*	18,301	394,204
Syntel, Inc.*	7,157	619,868
TeleTech Holdings, Inc.*	8,176	211,023
Unisys Corp.*	23,352	598,745
Virtusa Corp.*	11,986	491,186
WEX, Inc.*	17,743	2,014,895

		19,240,855

Insurance 2.5%
Ambac Financial Group, Inc.*	19,845	454,054
American Equity Investment Life Holding Co.	34,086	879,760
AMERISAFE, Inc.	8,566	357,202
AmTrust Financial Services, Inc. (a)	13,779	618,264
Argo Group International Holdings Ltd.	11,924	665,359
Atlas Financial Holdings, Inc.*	5,377	79,741
Baldwin & Lyons, Inc., Class B	4,262	114,733
Citizens, Inc.* (a)	20,436	148,978
CNO Financial Group, Inc.	99,693	1,807,434
Crawford & Co., Class B	12,507	127,321
Donegal Group, Inc., Class A	3,541	56,019
eHealth, Inc.*	8,102	202,145
EMC Insurance Group, Inc.	2,165	69,367
Employers Holdings, Inc.	14,591	297,510
Enstar Group Ltd.*	3,914	579,546
FBL Financial Group, Inc., Class A	4,348	215,574
Federated National Holding Co.	6,286	210,330
Fidelity & Guaranty Life	5,274	125,257
First American Financial Corp.	48,844	1,480,950
Global Indemnity PLC*	3,730	108,095
Greenlight Capital Re Ltd., Class A*	13,033	422,921
Hallmark Financial Services, Inc.*	6,728	78,448
HCI Group, Inc.	4,157	211,342
Heritage Insurance Holdings, Inc.*	2,951	52,410
Hilltop Holdings, Inc.* (a)	30,989	682,688
Horace Mann Educators Corp.	18,621	566,265
Independence Holding Co.	3,553	50,275
Infinity Property & Casualty Corp.	5,235	382,207
Kansas City Life Insurance Co.	1,694	84,073
Kemper Corp.	21,230	782,325
Maiden Holdings Ltd.	23,045	275,388
Meadowbrook Insurance Group, Inc.	23,293	148,376
Montpelier Re Holdings Ltd.	18,019	597,150
National General Holdings Corp.	16,356	306,675
National Interstate Corp.	3,168	90,098
National Western Life Insurance Co., Class A	1,012	274,252
Navigators Group, Inc. (The)*	4,795	326,492
OneBeacon Insurance Group Ltd., Class A	10,207	162,598
Phoenix Cos., Inc. (The)*	2,582	153,268

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Platinum Underwriters Holdings Ltd.	11,415	$714,921
Primerica, Inc.	25,015	1,279,517
RLI Corp.	19,630	973,452
Safety Insurance Group, Inc.	5,875	366,482
Selective Insurance Group, Inc.	25,711	663,858
State Auto Financial Corp.	6,927	144,982
Stewart Information Services Corp.	9,876	348,820
Symetra Financial Corp.	34,411	815,541
Third Point Reinsurance Ltd.*	26,010	397,953
United Fire Group, Inc.	9,478	307,845
United Insurance Holdings Corp.	7,625	149,450
Universal Insurance Holdings, Inc.	14,307	250,373

		20,658,084

Internet & Catalog Retail 0.5%
1-800-FLOWERS.COM, Inc., Class A*	10,643	85,463
Blue Nile, Inc.*	5,650	200,575
Coupons.com, Inc.* (a)	5,618	78,203
FTD Cos., Inc.*	8,720	306,770
Gaiam, Inc., Class A*	6,424	48,630
HSN, Inc.	15,136	1,000,035
Lands’ End, Inc.*	7,515	356,737
Nutrisystem, Inc.	13,195	222,204
Orbitz Worldwide, Inc.*	23,886	197,537
Overstock.com, Inc.*	5,397	124,779
PetMed Express, Inc. (a)	9,307	122,945
RetailMeNot, Inc.* (a)	14,114	297,241
Shutterfly, Inc.*	17,613	736,752
ValueVision Media, Inc., Class A*	19,511	110,432

		3,888,303

Internet Software & Services 2.5%
Aerohive Networks, Inc.* (a)	4,162	20,810
Amber Road, Inc.* (a)	4,014	53,587
Angie’s List, Inc.* (a)	20,158	140,501
Bankrate, Inc.*	30,693	333,326
Bazaarvoice, Inc.* (a)	22,957	171,030
Benefitfocus, Inc.* (a)	2,310	64,010
Blucora, Inc.*	19,293	327,016
Borderfree, Inc.*	2,686	29,439
Brightcove, Inc.*	14,798	94,855
Carbonite, Inc.*	7,996	87,476
Care.com, Inc.* (a)	3,098	25,713
ChannelAdvisor Corp.* (a)	9,633	133,802
comScore, Inc.*	15,802	665,896
Constant Contact, Inc.*	14,320	506,355
Conversant, Inc.*	30,614	1,079,143
Cornerstone OnDemand, Inc.*	24,321	882,123
Cvent, Inc.*	8,307	215,484
Dealertrack Technologies, Inc.*	24,506	1,153,007
Demand Media, Inc.*	3,953	27,829
Demandware, Inc.*	13,742	823,833
Dice Holdings, Inc.*	17,943	178,892

131

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Digital River, Inc.*	14,616	$373,731
E2open, Inc.* (a)	10,858	63,411
EarthLink Holdings Corp.	46,593	166,803
Endurance International Group Holdings, Inc.* (a)	13,758	228,658
Envestnet, Inc.*	15,567	691,486
Everyday Health, Inc.* (a)	3,468	47,408
Five9, Inc.*	5,412	23,813
Global Eagle Entertainment, Inc.*	17,317	211,787
Gogo, Inc.* (a)	25,539	424,203
GrubHub, Inc.*	4,042	146,967
GTT Communications, Inc.* (a)	6,375	82,748
Internap Network Services Corp.*	25,400	203,454
IntraLinks Holdings, Inc.*	18,261	157,775
j2 Global, Inc.	21,684	1,172,888
Limelight Networks, Inc.*	27,331	66,688
Liquidity Services, Inc.*	11,375	145,373
LivePerson, Inc.*	24,749	356,386
LogMeIn, Inc.*	11,082	532,490
Marchex, Inc., Class B	14,976	57,358
Marin Software, Inc.* (a)	12,020	107,579
Marketo, Inc.*	11,672	376,655
Millennial Media, Inc.* (a)	34,862	71,467
Monster Worldwide, Inc.*	41,720	161,039
Move, Inc.*	17,851	373,978
NIC, Inc.	29,802	549,251
OPOWER, Inc.* (a)	3,539	64,268
Perficient, Inc.*	15,891	263,473
Q2 Holdings, Inc.*	4,506	67,996
QuinStreet, Inc.*	15,725	63,686
RealNetworks, Inc.*	9,891	68,248
Reis, Inc.	3,867	90,488
Rightside Group Ltd.*	3,953	37,435
Rocket Fuel, Inc.* (a)	8,517	133,036
SciQuest, Inc.*	12,635	188,388
Shutterstock, Inc.*	6,966	541,676
SPS Commerce, Inc.*	7,471	435,559
Stamps.com, Inc.*	6,533	241,068
TechTarget, Inc.*	7,459	71,159
Textura Corp.* (a)	8,516	226,866
Travelzoo, Inc.*	3,547	46,430
Tremor Video, Inc.* (a)	16,119	37,880
TrueCar, Inc.* (a)	3,578	60,110
Trulia, Inc.*	16,892	788,012
Unwired Planet, Inc.*	43,457	67,358
Vistaprint NV* (a)	15,265	1,020,618
Web.com Group, Inc.*	23,699	486,540
WebMD Health Corp.* (a)	17,624	752,192
Wix.com Ltd.*	6,390	108,566
XO Group, Inc.*	12,358	157,317
Xoom Corp.*	14,182	214,148
YuMe, Inc.*	8,160	40,718

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Zix Corp.*	28,172	$92,968

		20,173,726

Leisure Products 0.5%
Arctic Cat, Inc.	5,993	201,724
Black Diamond, Inc.*	10,663	82,745
Brunswick Corp.	42,272	1,978,330
Callaway Golf Co.	35,533	278,579
Escalade, Inc.	4,268	48,826
JAKKS Pacific, Inc.* (a)	8,208	52,367
Johnson Outdoors, Inc., Class A	2,237	67,222
LeapFrog Enterprises, Inc.*	30,367	161,552
Malibu Boats, Inc., Class A*	3,751	69,994
Marine Products Corp.	4,726	39,887
Nautilus, Inc.*	14,362	192,163
Smith & Wesson Holding Corp.* (a)	25,562	259,710
Sturm Ruger & Co., Inc. (a)	8,916	371,619

		3,804,718

Life Sciences Tools & Services 0.4%
Accelerate Diagnostics, Inc.* (a)	10,332	224,411
Affymetrix, Inc.* (a)	33,272	299,781
Albany Molecular Research, Inc.*	10,759	250,254
Cambrex Corp.*	14,076	296,722
Enzo Biochem, Inc.*	15,569	81,270
Fluidigm Corp.*	12,832	372,128
Furiex Pharmaceuticals, Inc.* (b)	3,319	32,427
Luminex Corp.*	17,229	327,351
NanoString Technologies, Inc.*	4,551	48,468
Pacific Biosciences of California, Inc.*	26,499	173,834
PAREXEL International Corp.*	25,968	1,410,322
Sequenom, Inc.* (a)	54,005	176,596

		3,693,564

Machinery 3.0%
Accuride Corp.*	18,275	88,085
Actuant Corp., Class A	29,537	936,028
Alamo Group, Inc.	3,289	140,901
Albany International Corp., Class A	12,770	482,451
Altra Industrial Motion Corp.	12,395	390,690
American Railcar Industries, Inc.	4,292	282,457
ARC Group Worldwide, Inc.* (a)	1,382	18,850
Astec Industries, Inc.	8,670	328,680
Barnes Group, Inc.	24,811	907,090
Blount International, Inc.*	22,726	347,935
Briggs & Stratton Corp.	21,420	432,898
Chart Industries, Inc.*	13,968	650,210
CIRCOR International, Inc.	8,081	607,287
CLARCOR, Inc.	22,945	1,536,397
Columbus McKinnon Corp.	9,182	261,228
Commercial Vehicle Group, Inc.*	12,137	79,497
Douglas Dynamics, Inc.	10,141	210,223

132

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Dynamic Materials Corp.	6,495	$118,274
Energy Recovery, Inc.* (a)	18,266	83,658
EnPro Industries, Inc.*	10,410	671,757
ESCO Technologies, Inc.	12,143	461,677
ExOne Co. (The)* (a)	4,582	112,580
Federal Signal Corp.	28,792	408,846
FreightCar America, Inc.	5,503	181,434
Global Brass & Copper Holdings, Inc.	9,748	136,472
Gorman-Rupp Co. (The)	8,632	273,980
Graham Corp.	4,661	156,143
Greenbrier Cos., Inc. (The) (a)	12,638	790,381
Harsco Corp.	36,951	801,098
Hillenbrand, Inc.	28,719	956,056
Hurco Cos., Inc.	2,964	114,203
Hyster-Yale Materials Handling, Inc.	4,717	370,237
John Bean Technologies Corp.	13,353	400,189
Kadant, Inc.	5,096	210,669
LB Foster Co., Class A	4,763	257,631
Lindsay Corp.(a)	5,543	486,121
Lydall, Inc.*	7,796	241,130
Manitex International, Inc.*	6,522	74,546
Meritor, Inc.*	44,853	515,361
Miller Industries, Inc.	5,034	99,522
Mueller Industries, Inc.	25,944	842,142
Mueller Water Products, Inc., Class A	72,842	718,951
NN, Inc.	8,144	203,600
Omega Flex, Inc.	1,345	35,804
Proto Labs, Inc.*	10,379	678,475
RBC Bearings, Inc.	10,606	644,315
Rexnord Corp.*	34,411	1,016,845
Standex International Corp.	5,834	503,183
Sun Hydraulics Corp.	10,223	406,978
Tennant Co.	8,400	619,332
Titan International, Inc. (a)	20,233	213,660
TriMas Corp.*	20,706	655,552
Twin Disc, Inc.	3,854	100,281
Wabash National Corp.*	31,478	324,223
Watts Water Technologies, Inc., Class A	13,017	789,221
Woodward, Inc.	30,281	1,550,690
Xerium Technologies, Inc.*	5,163	77,032

		25,003,156

Marine 0.2%
Baltic Trading Ltd. (a)	22,553	84,574
International Shipholding Corp.	2,735	54,809
Knightsbridge Shipping Ltd. (a)	15,439	135,554
Matson, Inc.	19,691	560,996
Navios Maritime Holdings, Inc. (a)	36,136	212,841
Safe Bulkers, Inc. (a)	17,840	95,266
Scorpio Bulkers, Inc.*	61,557	301,014
Ultrapetrol (Bahamas) Ltd.*	10,076	30,329

		1,475,383

Common Stocks (continued)

	Shares	Market Value

Media 1.3%
AH Belo Corp., Class A	8,434	$97,075
AMC Entertainment Holdings, Inc., Class A	9,650	245,110
Carmike Cinemas, Inc.*	11,052	354,217
Central European Media Enterprises Ltd., Class A* (a)	33,205	80,688
Crown Media Holdings, Inc., Class A*	15,634	54,563
Cumulus Media, Inc., Class A*	66,044	254,930
Daily Journal Corp.* (a)	480	87,672
Dex Media, Inc.* (a)	7,045	54,881
E.W. Scripps Co. (The), Class A*	14,385	276,192
Entercom Communications Corp., Class A*	11,478	117,994
Entravision Communications Corp., Class A	26,328	135,852
Eros International PLC* (a)	10,162	187,590
Global Sources Ltd.*	6,986	51,207
Gray Television, Inc.*	22,821	210,866
Harte-Hanks, Inc.	22,955	149,437
Hemisphere Media Group, Inc.* (a)	3,200	40,960
Journal Communications, Inc., Class A*	20,602	202,106
Lee Enterprises, Inc.* (a)	24,646	91,930
Loral Space & Communications, Inc.*	5,972	456,858
Martha Stewart Living Omnimedia, Inc., Class A*	13,420	58,109
McClatchy Co. (The), Class A*	28,292	100,720
MDC Partners, Inc., Class A	19,438	402,367
Media General, Inc.* (a)	24,778	370,183
Meredith Corp.	16,441	857,234
National CineMedia, Inc.	28,288	449,779
New Media Investment Group, Inc.	16,607	316,529
New York Times Co. (The), Class A	63,439	814,557
Nexstar Broadcasting Group, Inc., Class A (a)	14,007	631,996
Radio One, Inc., Class D*	10,354	25,781
ReachLocal, Inc.*	5,969	27,040
Reading International, Inc., Class A*	8,057	80,328
Rentrak Corp.*	4,513	346,914
Saga Communications, Inc., Class A	1,679	67,328
Salem Communications Corp., Class A	4,976	38,365
Scholastic Corp.	12,057	419,704
SFX Entertainment, Inc.* (a)	20,295	104,316
Sinclair Broadcast Group, Inc., Class A (a)	31,416	912,635
Sizmek, Inc.*	10,486	60,085
Time, Inc.*	50,417	1,138,920
Townsquare Media, Inc.*	3,891	49,065
World Wrestling Entertainment, Inc., Class A (a)	13,740	169,689

		10,591,772

Metals & Mining 1.2%
AK Steel Holding Corp.* (a)	80,885	612,299
Allied Nevada Gold Corp.* (a)	48,286	67,118
AM Castle & Co.* (a)	8,688	63,857
Ampco-Pittsburgh Corp.	3,876	84,458
Century Aluminum Co.*	23,431	686,060
Coeur Mining, Inc.*	46,962	173,759

133

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Commercial Metals Co.	53,831	$930,738
Globe Specialty Metals, Inc.	29,088	547,145
Gold Resource Corp.	17,477	67,986
Handy & Harman Ltd.*	1,875	66,206
Haynes International, Inc.	5,687	264,389
Hecla Mining Co.	157,662	343,703
Horsehead Holding Corp.*	23,194	364,378
Kaiser Aluminum Corp.	8,199	570,240
Materion Corp.	9,436	372,250
Molycorp, Inc.* (a)	84,128	116,097
Noranda Aluminum Holding Corp.	19,842	87,503
Olympic Steel, Inc.	4,247	85,450
RTI International Metals, Inc.*	14,113	332,361
Ryerson Holding Corp.*	4,899	62,609
Schnitzer Steel Industries, Inc., Class A	11,961	281,682
Stillwater Mining Co.*	54,871	720,456
SunCoke Energy, Inc.*	31,953	763,677
U.S. Silica Holdings, Inc. (a)	24,601	1,104,585
Universal Stainless & Alloy Products, Inc.*	3,203	82,349
Walter Energy, Inc. (a)	30,608	73,765
Worthington Industries, Inc.	23,546	910,053

		9,835,173

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The) (a)	6,830	60,172
Burlington Stores, Inc.*	13,108	549,750
Fred’s, Inc., Class A	16,805	263,839
Tuesday Morning Corp.*	19,947	406,719

		1,280,480

Multi-Utilities 0.4%
Avista Corp.	27,537	976,187
Black Hills Corp.	20,398	1,116,383
NorthWestern Corp.	17,879	944,726

		3,037,296

Oil, Gas & Consumable Fuels 3.0%
Abraxas Petroleum Corp.*	42,149	174,075
Adams Resources & Energy, Inc.	975	40,999
Alon USA Energy, Inc.	11,980	192,159
Alpha Natural Resources, Inc.* (a)	101,252	198,454
American Eagle Energy Corp.*	13,843	24,087
Amyris, Inc.* (a)	12,496	37,738
Apco Oil and Gas International, Inc.*	4,090	58,610
Approach Resources, Inc.* (a)	18,108	179,269
Arch Coal, Inc.	96,920	209,347
Ardmore Shipping Corp.	8,092	81,972
Bill Barrett Corp.*	22,770	346,104
Bonanza Creek Energy, Inc.*	15,017	679,369
BPZ Resources, Inc.* (a)	54,182	67,186
Callon Petroleum Co.*	24,911	163,416
Carrizo Oil & Gas, Inc.*	20,791	1,079,885
Clayton Williams Energy, Inc.*	2,689	223,563

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Clean Energy Fuels Corp.* (a)	32,198	$235,367
Cloud Peak Energy, Inc.*	27,976	334,873
Comstock Resources, Inc.	21,932	259,675
Contango Oil & Gas Co.*	7,965	291,280
Delek US Holdings, Inc.	27,132	919,504
DHT Holdings, Inc.	41,690	277,655
Diamondback Energy, Inc.*	19,128	1,309,120
Dorian LPG Ltd.*	3,419	48,994
Eclipse Resources Corp.* (a)	13,674	179,266
Emerald Oil, Inc.* (a)	26,501	84,273
Energy XXI (Bermuda) Ltd. (a)	42,916	330,024
Evolution Petroleum Corp.	8,711	82,406
EXCO Resources, Inc. (a)	69,610	212,311
Forest Oil Corp.* (a)	55,587	45,026
Frontline Ltd.* (a)	30,556	43,084
FX Energy, Inc.* (a)	25,511	76,533
GasLog Ltd.	19,263	401,056
Gastar Exploration, Inc.*	31,758	127,032
Goodrich Petroleum Corp.* (a)	16,106	132,713
Green Plains, Inc.	17,090	584,478
Halcon Resources Corp.* (a)	118,963	369,975
Hallador Energy Co.	4,116	49,392
Harvest Natural Resources, Inc.*	18,905	70,327
Isramco, Inc.* (a)	409	53,579
Jones Energy, Inc., Class A*	5,195	64,210
Kodiak Oil & Gas Corp.*	122,024	1,316,639
Magnum Hunter Resources Corp.* (a)	98,292	422,170
Matador Resources Co.*	33,514	813,385
Midstates Petroleum Co., Inc.* (a)	17,048	50,633
Miller Energy Resources, Inc.* (a)	13,671	47,575
Navios Maritime Acquisition Corp. (a)	36,547	115,854
Nordic American Tankers Ltd. (a)	40,878	345,419
Northern Oil and Gas, Inc.* (a)	28,097	317,496
Pacific Ethanol, Inc.* (a)	11,049	155,901
Panhandle Oil and Gas, Inc., Class A	6,410	131,790
Parsley Energy, Inc., Class A*	24,440	414,747
PDC Energy, Inc.*	16,368	715,609
Penn Virginia Corp.*	30,004	257,134
Petrocorp, Inc.* (b)	1,500	0
PetroQuest Energy, Inc.*	27,338	128,489
Quicksilver Resources, Inc.*	58,211	31,818
Renewable Energy Group, Inc.*	16,149	170,049
Resolute Energy Corp.* (a)	35,769	124,476
REX American Resources Corp.*	2,852	207,512
Rex Energy Corp.*	22,160	173,734
Ring Energy, Inc.* (a)	9,183	157,948
Rosetta Resources, Inc.*	28,109	1,068,985
RSP Permian, Inc.*	10,643	260,434
Sanchez Energy Corp.* (a)	23,318	398,038
Scorpio Tankers, Inc.(a)	79,011	689,766
SemGroup Corp., Class A	19,371	1,486,724
Ship Finance International Ltd. (a)	26,977	463,735
Solazyme, Inc.* (a)	35,163	269,700

134

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Stone Energy Corp.*	25,712	$629,944
Swift Energy Co.* (a)	20,337	139,308
Synergy Resources Corp.*	30,443	371,100
Teekay Tankers Ltd., Class A (a)	29,273	124,118
TransAtlantic Petroleum Ltd.*	10,029	82,739
Triangle Petroleum Corp.* (a)	34,648	268,522
VAALCO Energy, Inc.*	22,910	169,992
Vertex Energy, Inc.* (a)	5,885	37,193
W&T Offshore, Inc.	16,198	147,240
Warren Resources, Inc.*	33,961	117,505
Western Refining, Inc.	24,363	1,110,709
Westmoreland Coal Co.*	6,775	247,762

		24,520,278

Paper & Forest Products 0.7%
Boise Cascade Co.*	18,156	654,705
Clearwater Paper Corp.*	9,344	601,286
Deltic Timber Corp.	5,162	335,995
KapStone Paper and Packaging Corp.*	38,824	1,194,226
Louisiana-Pacific Corp.*	64,341	939,379
Neenah Paper, Inc.	7,614	464,530
P.H. Glatfelter Co.	19,566	493,650
Resolute Forest Products, Inc.*	29,661	550,508
Schweitzer-Mauduit International, Inc.	14,037	604,433
Wausau Paper Corp.	19,814	195,961

		6,034,673

Personal Products 0.2%
Elizabeth Arden, Inc.* (a)	11,797	193,471
Female Health Co. (The) (a)	10,145	46,363
IGI Laboratories, Inc.*	14,358	140,852
Inter Parfums, Inc.	7,580	215,272
Medifast, Inc.*	6,134	194,693
Nature’s Sunshine Products, Inc.	5,074	75,602
Nutraceutical International Corp.*	4,083	91,786
Revlon, Inc., Class A*	5,186	177,880
Synutra International, Inc.* (a)	7,996	50,615
USANA Health Sciences, Inc.* (a)	2,738	312,077

		1,498,611

Pharmaceuticals 1.8%
AcelRx Pharmaceuticals, Inc.* (a)	11,433	75,801
Achaogen, Inc.*	3,013	31,998
Aerie Pharmaceuticals, Inc.*	4,806	121,207
Akorn, Inc.*	28,468	1,268,249
Alimera Sciences, Inc.*	12,021	68,520
Amphastar Pharmaceuticals, Inc.* (a)	3,850	39,039
Ampio Pharmaceuticals, Inc.* (a)	19,060	73,953
ANI Pharmaceuticals, Inc.*	3,180	107,993
Aratana Therapeutics, Inc.*	12,882	144,278
Auxilium Pharmaceuticals, Inc.* (a)	23,026	740,746
Avanir Pharmaceuticals, Inc.*	87,641	1,134,075
BioDelivery Sciences International, Inc.*	19,124	332,758

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Bio-Path Holdings, Inc.* (a)	33,180	$96,886
Catalent, Inc.*	22,227	578,569
Cempra, Inc.*	10,388	141,277
Corcept Therapeutics, Inc.* (a)	24,037	78,120
Depomed, Inc.*	26,545	408,793
Egalet Corp.*	1,887	14,171
Endocyte, Inc.* (a)	17,222	103,074
Horizon Pharma PLC* (a)	29,745	384,900
Impax Laboratories, Inc.*	32,055	928,633
Intersect ENT, Inc.*	2,531	48,064
Intra-Cellular Therapies, Inc.*	7,797	120,854
Lannett Co., Inc.*	11,749	666,403
Medicines Co. (The)*	29,787	754,207
Nektar Therapeutics*	58,134	801,668
Omeros Corp.* (a)	15,518	257,133
Pacira Pharmaceuticals, Inc.*	16,288	1,511,852
Pain Therapeutics, Inc.*	16,869	29,352
Pernix Therapeutics Holdings, Inc.*	15,377	149,926
Phibro Animal Health Corp., Class A	6,803	176,334
POZEN, Inc.*	12,442	112,849
Prestige Brands Holdings, Inc.*	23,752	841,296
Relypsa, Inc.* (a)	7,797	160,384
Repros Therapeutics, Inc.*	10,745	68,123
Revance Therapeutics, Inc.*	3,879	78,201
Sagent Pharmaceuticals, Inc.*	10,032	317,412
SciClone Pharmaceuticals, Inc.*	23,679	180,908
Sucampo Pharmaceuticals, Inc., Class A*	7,823	67,434
Supernus Pharmaceuticals, Inc.* (a)	13,439	107,915
Tetraphase Pharmaceuticals, Inc.*	11,704	279,726
TherapeuticsMD, Inc.* (a)	49,396	219,318
Theravance Biopharma, Inc.*	10,697	195,755
Theravance, Inc. (a)	37,700	603,954
VIVUS, Inc.* (a)	41,950	142,211
XenoPort, Inc.*	26,407	179,039
Zogenix, Inc.*	56,631	71,921
ZS Pharma, Inc.* (a)	3,052	114,816

		15,130,095

Professional Services 1.3%
Acacia Research Corp. (a)	23,046	414,828
Advisory Board Co. (The)*	16,847	904,178
Barrett Business Services, Inc.	3,305	77,701
CBIZ, Inc.*	19,514	180,114
CDI Corp.	6,484	111,460
Corporate Executive Board Co. (The)	15,468	1,139,992
Corporate Resource Services, Inc.*	6,948	8,477
CRA International, Inc.*	4,705	141,150
Exponent, Inc.	6,081	485,385
Franklin Covey Co.*	4,921	96,501
FTI Consulting, Inc.*	18,805	759,346
GP Strategies Corp.*	5,834	193,455
Heidrick & Struggles International, Inc.	8,235	171,453
Hill International, Inc.*	13,890	53,893

135

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Huron Consulting Group, Inc.*	10,841	$754,642
ICF International, Inc.*	9,259	336,472
Insperity, Inc.	10,366	327,151
Kelly Services, Inc., Class A	12,430	219,141
Kforce, Inc.	12,573	291,065
Korn/Ferry International*	22,717	634,486
Mistras Group, Inc.*	7,563	124,714
Navigant Consulting, Inc.*	22,869	351,954
On Assignment, Inc.*	24,878	723,950
Paylocity Holding Corp.* (a)	3,843	94,153
Pendrell Corp.*	76,480	127,722
Resources Connection, Inc.	18,001	278,475
RPX Corp.*	24,215	340,221
TriNet Group, Inc.*	7,271	217,548
TrueBlue, Inc.*	18,963	468,765
VSE Corp.	1,966	118,510
WageWorks, Inc.*	16,075	916,436

		11,063,338

Real Estate Investment Trusts (REITs) 8.6%
Acadia Realty Trust	26,501	826,831
AG Mortgage Investment Trust, Inc.	13,352	254,623
Agree Realty Corp.	7,183	219,872
Alexander’s, Inc.	966	426,972
Altisource Residential Corp.	26,355	611,963
American Assets Trust, Inc.	15,708	602,245
American Capital Mortgage Investment Corp.	23,439	459,170
American Realty Capital Healthcare Trust, Inc.	77,827	879,445
American Residential Properties, Inc.*	14,679	278,901
AmREIT, Inc.	9,127	224,889
Anworth Mortgage Asset Corp.	59,424	308,410
Apollo Commercial Real Estate Finance, Inc.	20,723	340,686
Apollo Residential Mortgage, Inc.	14,882	248,232
Ares Commercial Real Estate Corp.	12,834	156,061
Armada Hoffler Properties, Inc.	11,054	103,686
ARMOUR Residential REIT, Inc.	163,175	646,173
Ashford Hospitality Prime, Inc.	8,351	144,723
Ashford Hospitality Trust, Inc.	32,078	362,481
Associated Estates Realty Corp.	26,723	521,900
Aviv REIT, Inc.	8,937	301,445
Campus Crest Communities, Inc.	30,031	190,396
Capstead Mortgage Corp.	43,067	547,382
CareTrust REIT, Inc.*	9,285	144,196
CatchMark Timber Trust, Inc., Class A	8,796	102,913
Cedar Realty Trust, Inc.	35,838	246,565
Chambers Street Properties	109,372	897,944
Chatham Lodging Trust	15,395	394,420
Chesapeake Lodging Trust	24,981	825,372
Colony Financial, Inc.	49,221	1,096,644
CoreSite Realty Corp.	9,757	361,204
Cousins Properties, Inc.	101,000	1,314,010

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
CubeSmart	73,562	$1,548,480
CyrusOne, Inc.	15,246	416,368
CYS Investments, Inc.	74,803	667,991
DCT Industrial Trust, Inc.	151,689	1,299,975
DiamondRock Hospitality Co.	89,925	1,290,424
DuPont Fabros Technology, Inc.	29,420	911,137
Dynex Capital, Inc.	25,793	217,177
EastGroup Properties, Inc.	14,383	990,413
Education Realty Trust, Inc.	53,993	607,961
Empire State Realty Trust, Inc., Class A	42,405	676,784
EPR Properties	26,068	1,462,415
Equity One, Inc.	28,386	681,264
Excel Trust, Inc.	27,558	358,254
FelCor Lodging Trust, Inc.	57,016	611,782
First Industrial Realty Trust, Inc.	50,537	986,988
First Potomac Realty Trust	27,550	344,375
Franklin Street Properties Corp.	41,500	497,585
Geo Group, Inc. (The)	33,170	1,324,810
Getty Realty Corp.	12,237	227,731
Gladstone Commercial Corp.	7,784	140,890
Glimcher Realty Trust	66,727	916,162
Government Properties Income Trust	31,429	717,210
Gramercy Property Trust, Inc.	54,282	339,262
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,816	137,228
Hatteras Financial Corp.	44,017	838,084
Healthcare Realty Trust, Inc.	44,166	1,169,074
Hersha Hospitality Trust	92,616	675,171
Highwoods Properties, Inc.	41,194	1,765,987
Hudson Pacific Properties, Inc.	25,344	692,145
Inland Real Estate Corp.	40,807	432,962
Invesco Mortgage Capital, Inc.	56,464	933,915
Investors Real Estate Trust	49,981	419,840
iStar Financial, Inc.*	38,665	548,656
Kite Realty Group Trust	15,519	401,787
LaSalle Hotel Properties	47,475	1,861,495
Lexington Realty Trust	94,606	1,036,882
LTC Properties, Inc.	16,087	674,689
Mack-Cali Realty Corp.	40,908	766,207
Medical Properties Trust, Inc.	79,336	1,070,243
Monmouth Real Estate Investment Corp.	24,807	277,838
National Health Investors, Inc.	15,180	1,000,514
New Residential Investment Corp.	65,398	809,627
New York Mortgage Trust, Inc.	42,782	334,127
New York REIT, Inc.	74,572	836,698
One Liberty Properties, Inc.	5,816	133,128
Owens Realty Mortgage, Inc.	4,611	68,934
Parkway Properties, Inc.	35,592	713,620
Pebblebrook Hotel Trust	30,805	1,312,293
Pennsylvania Real Estate Investment Trust	31,551	676,138
PennyMac Mortgage Investment Trust	32,681	705,583
Physicians Realty Trust	20,787	318,873
Potlatch Corp.	18,772	825,780

136

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
PS Business Parks, Inc.	8,998	$757,812
QTS Realty Trust, Inc., Class A	5,662	199,416
RAIT Financial Trust	37,626	275,799
Ramco-Gershenson Properties Trust	34,945	610,839
Redwood Trust, Inc.	38,233	718,398
Resource Capital Corp.	60,917	322,251
Retail Opportunity Investments Corp.	41,094	671,476
Rexford Industrial Realty, Inc.	21,126	326,397
RLJ Lodging Trust	60,036	1,934,360
Rouse Properties, Inc.	16,943	308,532
Ryman Hospitality Properties, Inc.	19,981	986,062
Sabra Health Care REIT, Inc.	24,456	698,708
Saul Centers, Inc.	4,417	242,714
Select Income REIT	16,805	411,890
Silver Bay Realty Trust Corp.	15,133	256,202
Sovran Self Storage, Inc.	15,175	1,291,241
STAG Industrial, Inc.	25,458	621,175
Starwood Waypoint Residential Trust	18,021	471,790
Strategic Hotels & Resorts, Inc.*	113,338	1,456,393
Summit Hotel Properties, Inc.	39,746	462,643
Sun Communities, Inc.	21,840	1,266,065
Sunstone Hotel Investors, Inc.	94,484	1,446,550
Terreno Realty Corp.	14,930	314,426
Trade Street Residential, Inc.	8,038	55,462
UMH Properties, Inc.	8,681	87,678
Universal Health Realty Income Trust	5,101	247,143
Urstadt Biddle Properties, Inc., Class A	10,721	231,895
Washington Real Estate Investment Trust	30,777	869,758
Western Asset Mortgage Capital Corp.	19,517	293,145
Whitestone REIT	10,547	158,205

		70,707,135

Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	22,181	887,905
Altisource Asset Management Corp.*	644	347,760
Altisource Portfolio Solutions SA* (a)	6,063	452,664
AV Homes, Inc.*	5,007	75,055
Consolidated-Tomoka Land Co.	1,981	103,388
Forestar Group, Inc.*	16,205	282,777
Kennedy-Wilson Holdings, Inc.	32,910	891,532
RE/MAX Holdings, Inc., Class A	4,999	159,968
St. Joe Co. (The)* (a)	17,520	335,508
Tejon Ranch Co.*	6,336	191,221

		3,727,778

Road & Rail 0.7%
ArcBest Corp.	11,847	458,479
Celadon Group, Inc.	9,557	185,979
Heartland Express, Inc.	24,812	623,774
Knight Transportation, Inc.	27,329	799,646
Marten Transport Ltd.	10,857	213,014
PAM Transportation Services, Inc.*	1,362	58,539
Patriot Transportation Holding, Inc.*	3,120	132,163

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Quality Distribution, Inc.*	12,648	$163,918
Roadrunner Transportation Systems, Inc.*	12,834	264,509
Saia, Inc.*	11,270	552,455
Swift Transportation Co.*	38,723	956,458
Universal Truckload Services, Inc.	2,910	76,591
USA Truck, Inc.*	2,781	46,999
Werner Enterprises, Inc.	20,403	561,899
YRC Worldwide, Inc.*	14,324	307,107

		5,401,530

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.*	18,767	371,211
Alpha & Omega Semiconductor Ltd.*	9,401	87,147
Ambarella, Inc.* (a)	13,168	583,211
Amkor Technology, Inc.*	39,068	264,881
Applied Micro Circuits Corp.*	35,938	232,519
Audience, Inc.*	6,268	23,380
Axcelis Technologies, Inc.*	50,881	110,921
Brooks Automation, Inc.	30,632	377,693
Cabot Microelectronics Corp.*	11,016	531,302
Cascade Microtech, Inc.*	5,750	61,755
Cavium, Inc.*	24,176	1,240,471
CEVA, Inc.*	9,829	160,213
Cirrus Logic, Inc.*	28,451	549,104
Cohu, Inc.	11,549	117,800
Cypress Semiconductor Corp.* (a)	72,182	715,324
Diodes, Inc.*	16,162	417,464
DSP Group, Inc.*	9,915	96,076
Entegris, Inc.*	63,653	864,408
Entropic Communications, Inc.*	40,279	100,697
Exar Corp.*	18,128	173,122
Fairchild Semiconductor International, Inc.*	57,143	877,145
FormFactor, Inc.*	25,571	203,801
Inphi Corp.*	14,376	222,540
Integrated Device Technology, Inc.*	61,077	1,002,274
Integrated Silicon Solution, Inc.	13,924	189,088
International Rectifier Corp.*	32,602	1,296,581
Intersil Corp., Class A	58,717	780,349
IXYS Corp.	11,265	131,462
Kopin Corp.*	29,916	113,681
Lattice Semiconductor Corp.*	54,103	363,031
M/A-COM Technology Solutions Holdings, Inc.*	5,489	120,703
MaxLinear, Inc., Class A*	12,670	89,830
Micrel, Inc.	20,306	246,515
Microsemi Corp.*	42,800	1,115,796
MKS Instruments, Inc.	24,392	887,869
Monolithic Power Systems, Inc.	17,622	778,716
Nanometrics, Inc.*	11,021	149,224
NVE Corp.*	2,201	157,768
OmniVision Technologies, Inc.*	25,652	686,961
PDF Solutions, Inc.*	14,064	182,410
Peregrine Semiconductor Corp.*	12,861	159,862

137

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Pericom Semiconductor Corp.*	10,089	$110,273
Photronics, Inc.*	28,437	255,649
PMC-Sierra, Inc.*	79,410	618,604
Power Integrations, Inc.	13,900	700,004
QuickLogic Corp.*	25,295	72,850
Rambus, Inc.*	52,035	595,801
RF Micro Devices, Inc.* (a)	130,907	1,703,100
Rubicon Technology, Inc.* (a)	11,930	52,850
Rudolph Technologies, Inc.*	15,234	133,754
Semtech Corp.*	30,752	780,486
Silicon Image, Inc.*	35,959	192,740
Silicon Laboratories, Inc.*	19,870	905,873
Spansion, Inc., Class A*	27,643	568,893
Synaptics, Inc.*	16,480	1,127,726
Tessera Technologies, Inc.	24,367	740,513
TriQuint Semiconductor, Inc.*	78,309	1,693,824
Ultra Clean Holdings, Inc.*	13,433	117,942
Ultratech, Inc.*	12,853	245,878
Veeco Instruments, Inc.*	18,316	659,193
Vitesse Semiconductor Corp.*	24,251	84,393
Xcerra Corp.*	23,858	202,554

		28,397,205

Software 4.1%
A10 Networks, Inc.*	5,822	25,617
ACI Worldwide, Inc.*	52,064	1,001,711
Actuate Corp.*	21,641	92,840
Advent Software, Inc.	23,581	814,959
American Software, Inc., Class A	11,127	107,487
Aspen Technology, Inc.*	42,101	1,554,790
AVG Technologies NV*	16,106	288,620
Barracuda Networks, Inc.*	3,666	117,862
Blackbaud, Inc.	21,151	941,220
Bottomline Technologies de, Inc.*	18,016	452,022
BroadSoft, Inc.*	13,086	299,669
Callidus Software, Inc.*	20,702	291,691
Cinedigm Corp., Class A*	34,710	53,801
CommVault Systems, Inc.*	21,610	958,187
Compuware Corp.	100,408	1,019,141
Comverse, Inc.*	10,414	227,025
Covisint Corp.* (a)	17,302	50,003
Cyan, Inc.* (a)	12,089	38,080
Digimarc Corp.	3,018	87,492
Ebix, Inc.(a)	14,032	206,972
Ellie Mae, Inc.*	12,881	494,373
EnerNOC, Inc.*	12,339	182,247
Epiq Systems, Inc.	14,223	228,137
ePlus, Inc.*	2,313	141,255
Fair Isaac Corp.	14,724	917,305
FleetMatics Group PLC* (a)	17,123	635,948
Gigamon, Inc.* (a)	11,215	167,552
Globant SA*	2,813	36,400
Glu Mobile, Inc.* (a)	40,921	158,364

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Guidance Software, Inc.* (a)	8,052	$54,190
Guidewire Software, Inc.*	30,936	1,544,944
Imperva, Inc.* (a)	10,126	414,862
Infoblox, Inc.*	24,858	401,208
Interactive Intelligence Group, Inc.*	7,663	369,816
Jive Software, Inc.*	19,966	121,992
Kofax Ltd.* (a)	34,217	217,278
Manhattan Associates, Inc.*	34,642	1,389,491
Mavenir Systems, Inc.* (a)	5,236	64,193
Mentor Graphics Corp.	44,287	938,442
MicroStrategy, Inc., Class A*	4,142	666,365
MobileIron, Inc.*	5,345	53,771
Model N, Inc.*	9,105	88,774
Monotype Imaging Holdings, Inc.	17,986	514,580
NetScout Systems, Inc.*	16,633	613,092
Park City Group, Inc.* (a)	4,234	35,650
Paycom Software, Inc.*	2,908	51,617
Pegasystems, Inc.	16,274	352,658
Progress Software Corp.*	23,492	608,443
Proofpoint, Inc.*	16,909	744,672
PROS Holdings, Inc.*	10,803	302,268
QAD, Inc., Class A	2,804	60,314
Qlik Technologies, Inc.*	41,046	1,163,654
Qualys, Inc.*	9,139	293,179
Rally Software Development Corp.* (a)	11,454	117,060
RealPage, Inc.*	23,705	471,018
Rosetta Stone, Inc.*	9,619	92,054
Rubicon Project, Inc. (The)*	3,589	41,130
Sapiens International Corp. NV*	11,038	87,421
Seachange International, Inc.*	15,053	101,758
Silver Spring Networks, Inc.* (a)	16,146	154,679
SS&C Technologies Holdings, Inc.*	31,139	1,504,637
Synchronoss Technologies, Inc.*	16,132	833,540
Take-Two Interactive Software, Inc.*	38,260	1,011,977
Tangoe, Inc.*	17,786	260,921
TeleCommunication Systems, Inc., Class A*	22,315	64,267
Telenav, Inc.*	11,961	86,358
TiVo, Inc.*	52,675	687,409
TubeMogul, Inc.*	1,505	23,388
Tyler Technologies, Inc.*	15,036	1,682,829
Ultimate Software Group, Inc. (The)*	12,915	1,943,837
Varonis Systems, Inc.* (a)	2,453	47,784
VASCO Data Security International, Inc.*	13,522	342,377
Verint Systems, Inc.*	27,336	1,571,547
VirnetX Holding Corp.* (a)	19,782	116,120
Vringo, Inc.*	33,092	34,085
Zendesk, Inc.* (a)	5,251	136,526

		34,068,945

Specialty Retail 3.0%
Aeropostale, Inc.* (a)	36,533	109,964
American Eagle Outfitters, Inc.	89,022	1,145,713
America’s Car-Mart, Inc.*	3,557	163,551

138

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Ann, Inc.*	21,457	$823,734
Asbury Automotive Group, Inc.*	14,002	980,700
Barnes & Noble, Inc.*	18,744	408,994
bebe stores, inc.	14,721	33,711
Big 5 Sporting Goods Corp.	8,368	103,010
Brown Shoe Co., Inc.	19,946	530,364
Buckle, Inc. (The) (a)	12,877	635,222
Build-A-Bear Workshop, Inc.*	5,592	94,784
Cato Corp. (The), Class A	12,536	447,159
Children’s Place, Inc. (The)	10,045	494,716
Christopher & Banks Corp.*	16,729	109,240
Citi Trends, Inc.*	7,048	159,637
Conn’s, Inc.* (a)	12,696	394,973
Container Store Group, Inc. (The)* (a)	7,930	146,229
Destination Maternity Corp.	6,354	95,183
Destination XL Group, Inc.*	15,866	83,138
Express, Inc.*	38,642	578,471
Finish Line, Inc. (The), Class A	21,949	580,990
Five Below, Inc.* (a)	24,868	991,487
Francesca’s Holdings Corp.*	19,613	233,591
Genesco, Inc.*	10,945	839,372
Group 1 Automotive, Inc.	11,079	946,479
Guess?, Inc.	28,147	624,019
Haverty Furniture Cos., Inc.	9,246	203,505
hhgregg, Inc.*	5,564	28,822
Hibbett Sports, Inc.*	11,886	539,506
Kirkland’s, Inc.*	6,631	118,032
Lithia Motors, Inc., Class A	10,445	810,741
Lumber Liquidators Holdings, Inc.* (a)	12,603	677,663
MarineMax, Inc.*	11,294	216,506
Mattress Firm Holding Corp.* (a)	6,836	431,967
Men’s Wearhouse, Inc. (The)	21,927	1,031,227
Monro Muffler Brake, Inc.	14,397	769,376
New York & Co., Inc.*	13,307	43,514
Office Depot, Inc.*	244,617	1,276,901
Outerwall, Inc.*	9,393	594,295
Pacific Sunwear of California, Inc.*	22,785	34,633
Pep Boys-Manny, Moe & Jack (The)*	24,347	232,027
Pier 1 Imports, Inc.	43,504	561,202
Rent-A-Center, Inc.	24,173	748,638
Restoration Hardware Holdings, Inc.* (a)	14,283	1,147,211
Sears Hometown and Outlet Stores, Inc.*	5,396	81,156
Select Comfort Corp.*	24,829	637,857
Shoe Carnival, Inc.	6,990	128,616
Sonic Automotive, Inc., Class A	18,233	453,819
Sportsman’s Warehouse Holdings, Inc.* (a)	4,360	30,476
Stage Stores, Inc.	14,458	243,906
Stein Mart, Inc.	12,575	168,254
Systemax, Inc.*	5,128	78,458
Tile Shop Holdings, Inc.* (a)	13,169	113,385
Tilly’s, Inc., Class A*	5,110	36,383
Vitamin Shoppe, Inc.*	14,137	663,449
West Marine, Inc.*	7,836	77,106

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Winmark Corp.	1,082	$89,027
Zumiez, Inc.*	9,523	317,878

		24,339,967

Technology Hardware, Storage & Peripherals 0.4%
Cray, Inc.*	18,562	643,359
Dot Hill Systems Corp.*	27,327	107,942
Eastman Kodak Co.* (a)	8,074	174,156
Electronics For Imaging, Inc.*	21,276	972,739
Immersion Corp.*	13,280	111,818
Intevac, Inc.*	10,840	80,216
Nimble Storage, Inc.* (a)	4,296	117,538
QLogic Corp.*	40,052	473,014
Quantum Corp.*	101,346	129,723
Silicon Graphics International Corp.*	15,749	136,701
Super Micro Computer, Inc.*	15,703	501,868
Violin Memory, Inc.* (a)	36,745	177,846

		3,626,920

Textiles, Apparel & Luxury Goods 0.9%
Columbia Sportswear Co.	12,462	480,285
Crocs, Inc.*	39,991	467,095
Culp, Inc.	3,938	74,704
G-III Apparel Group Ltd.*	8,756	694,789
Iconix Brand Group, Inc.*	21,782	871,498
Movado Group, Inc.	8,427	297,473
Oxford Industries, Inc.	6,615	405,169
Perry Ellis International, Inc.*	5,449	111,432
Quiksilver, Inc.* (a)	63,274	110,729
Sequential Brands Group, Inc.*	7,682	96,332
Skechers U.S.A., Inc., Class A*	17,869	978,328
Steven Madden Ltd.*	26,645	835,321
Tumi Holdings, Inc.*	22,903	475,695
Unifi, Inc.*	6,713	187,763
Vera Bradley, Inc.* (a)	10,101	230,303
Vince Holding Corp.*	5,111	179,141
Wolverine World Wide, Inc.	46,411	1,259,594

		7,755,651

Thrifts & Mortgage Finance 1.7%
Astoria Financial Corp.	39,692	521,950
Bank Mutual Corp.	21,758	143,385
BankFinancial Corp.	8,610	102,717
BBX Capital Corp., Class A*	3,631	66,810
Beneficial Mutual Bancorp, Inc.*	13,369	179,546
Berkshire Hills Bancorp, Inc.	11,544	297,604
BofI Holding, Inc.*	6,513	501,631
Brookline Bancorp, Inc.	31,803	304,991
Capitol Federal Financial, Inc.	65,347	837,095
Charter Financial Corp.	8,781	99,577
Clifton Bancorp, Inc.	11,631	151,436
Dime Community Bancshares, Inc.	15,255	240,266
ESB Financial Corp.	6,075	113,359

139

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Essent Group Ltd.*	19,194	$467,182
EverBank Financial Corp.	41,584	796,334
Federal Agricultural Mortgage Corp., Class C	4,819	160,473
First Defiance Financial Corp.	4,397	134,680
First Financial Northwest, Inc.	5,911	68,568
Flagstar Bancorp, Inc.*	9,351	146,998
Fox Chase Bancorp, Inc.	5,757	94,300
Franklin Financial Corp.*	4,456	92,507
Home Loan Servicing Solutions Ltd.	32,437	623,115
HomeStreet, Inc.	6,581	114,641
Kearny Financial Corp.*	6,259	89,128
Ladder Capital Corp., Class A*	7,061	134,088
Meridian Bancorp, Inc.*	9,272	105,144
Meta Financial Group, Inc.	2,848	106,828
MGIC Investment Corp.*	154,291	1,376,276
NMI Holdings, Inc., Class A*	23,040	206,208
Northfield Bancorp, Inc.	22,786	324,473
Northwest Bancshares, Inc.	42,972	551,331
OceanFirst Financial Corp.	6,304	104,457
Oritani Financial Corp.	20,882	308,427
PennyMac Financial Services, Inc., Class A*	6,054	100,860
Provident Financial Services, Inc.	27,282	497,351
Radian Group, Inc.	87,089	1,467,450
Stonegate Mortgage Corp.* (a)	6,405	92,616
Territorial Bancorp, Inc.	4,140	88,927
Tree.com, Inc.*	2,851	105,458
TrustCo Bank Corp.	43,455	317,222
United Community Financial Corp.	22,702	116,234
United Financial Bancorp, Inc.	24,279	340,634
Walker & Dunlop, Inc.*	8,326	134,132
Washington Federal, Inc.	46,316	1,011,078
Waterstone Financial, Inc.	15,618	191,164
WSFS Financial Corp.	4,005	314,993

		14,343,644

Tobacco 0.2%
22nd Century Group, Inc.* (a)	20,448	44,986
Alliance One International, Inc.*	41,014	83,258
Universal Corp.	10,565	470,142
Vector Group Ltd. (a)	31,573	705,341

		1,303,727

Trading Companies & Distributors 0.9%
Aceto Corp.	13,091	297,689
Aircastle Ltd.	29,553	563,871
Applied Industrial Technologies, Inc.	18,889	921,972
Beacon Roofing Supply, Inc.*	22,685	627,694
CAI International, Inc.*	7,595	159,875
DXP Enterprises, Inc.*	5,912	391,907
Erickson, Inc.* (a)	2,741	38,484
General Finance Corp.*	4,687	40,402

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
H&E Equipment Services, Inc.	14,260	$533,181
Houston Wire & Cable Co.	8,128	110,216
Kaman Corp.	12,497	538,121
Rush Enterprises, Inc., Class A*	15,654	596,417
Stock Building Supply Holdings, Inc.*	6,576	103,177
TAL International Group, Inc.*	15,615	673,475
Textainer Group Holdings Ltd.	9,923	341,748
Titan Machinery, Inc.* (a)	8,046	110,713
Watsco, Inc.	11,733	1,192,308

		7,241,250

Transportation Infrastructure 0.1%
Wesco Aircraft Holdings, Inc.*	24,040	426,710

Water Utilities 0.2%
American States Water Co.	17,741	634,773
Artesian Resources Corp., Class A	3,632	80,885
California Water Service Group	21,887	569,719
Connecticut Water Service, Inc.	4,874	181,167
Middlesex Water Co.	7,168	161,638
SJW Corp.	7,072	226,021
York Water Co. (The)	5,986	131,572

		1,985,775

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	10,383	72,785
NTELOS Holdings Corp. (a)	7,711	77,727
RingCentral, Inc., Class A*	12,954	170,215
Shenandoah Telecommunications Co.	10,974	324,721
Spok Holdings, Inc.	10,097	163,975

		809,423

Total Common Stocks (cost $589,462,907)		786,068,495

Rights 0.0%†

	Number of Rights

Energy Equipment & Services 0.0%†
CHC Group Ltd.* (b)	15,274	0

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	25,203	63,512

Total Rights (cost $—)		63,512

140

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Cap Index Fund (Continued)

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)(d)	9,663,951	$9,663,951

Total Mutual Fund (cost $9,663,951)		9,663,951

Repurchase Agreement 8.2%

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $67,184,315, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $68,527,545. (d)(e)	$67,183,867	67,183,867

Total Repurchase Agreement (cost $67,183,867)		67,183,867

Total Investments (cost $666,310,725) (f) — 105.0%		862,979,825

Liabilities in excess of other assets — (5.0%)		(40,808,227)

NET ASSETS — 100.0%		$822,171,598

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $74,831,495.

(b)	Fair valued security.

(c)	Represents 7-day effective yield as of October 31, 2014.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $76,847,818.

(e)	Please refer to Note 2(e) for additional information on the Joint Repurchase Agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
323	Russell 2000 Mini Future	12/19/14	$37,823,300	$948,374

At October 31, 2014, the Fund has $1,695,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

141

Statement of Assets and Liabilities

October 31, 2014

Nationwide Small Cap Index Fund
Assets:
Investments, at value* (cost $599,126,858)	$795,795,958
Repurchase agreement, at value (cost $67,183,867)	67,183,867

Total Investments, at value (total cost $666,310,725)	862,979,825

Cash	35,169,490
Deposits with broker for futures contracts	1,695,000
Dividends receivable	277,895
Security lending income receivable	164,944
Receivable for investments sold	1,133,926
Receivable for capital shares issued	486,814
Receivable for variation margin on futures contracts	955,527
Prepaid expenses	17,665

Total Assets	902,881,086

Liabilities:
Payable for investments purchased	1,157,994
Payable for capital shares redeemed	2,410,800
Payable upon return of securities loaned (Note 2)	76,847,818
Accrued expenses and other payables:
Investment advisory fees	124,184
Fund administration fees	22,896
Distribution fees	31,460
Administrative servicing fees	25,549
Accounting and transfer agent fees	3,917
Trustee fees	2,365
Custodian fees	2,343
Compliance program costs (Note 3)	244
Professional fees	22,155
Printing fees	2,448
Other	55,315

Total Liabilities	80,709,488

Net Assets	$822,171,598

Represented by:
Capital	$590,302,543
Accumulated undistributed net investment income	2,516,717
Accumulated net realized gains from investments and futures transactions	31,734,864
Net unrealized appreciation/(depreciation) from investments	196,669,100
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	948,374

Net Assets	$822,171,598

*	Includes value of securities on loan of $74,831,495 (Note 2).

142

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Small Cap Index Fund
Net Assets:
Class A Shares	$144,918,229
Class C Shares	3,111,509
Class R Shares	1,029,664
Institutional Class Shares	673,112,196

Total	$822,171,598

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,248,171
Class C Shares	204,396
Class R Shares	66,097
Institutional Class Shares	42,407,970

Total	51,926,634

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.67
Class C Shares (b)	$15.22
Class R Shares	$15.58
Institutional Class Shares	$15.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.63

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

143

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$9,656,123
Income from securities lending (Note 2)	1,698,664
Interest income	8,716
Foreign tax withholding	(5,481)

Total Income	11,358,022

EXPENSES:
Investment advisory fees	1,513,661
Fund administration fees	276,003
Distribution fees Class A	367,186
Distribution fees Class B (a)	36
Distribution fees Class C	30,341
Distribution fees Class R (b)	224
Administrative servicing fees Class A	220,313
Administrative servicing fees Class C	2,000
Administrative servicing fees Class R (b)	3
Registration and filing fees	60,389
Professional fees	69,896
Printing fees	18,920
Trustee fees	25,022
Custodian fees	29,701
Accounting and transfer agent fees	20,517
Compliance program costs (Note 3)	2,416
Miscellaneous fee	150,978
Other	8,834

Total expenses before earnings credit	2,796,440

Earnings credit (Note 5)	(276)

Net Expenses	2,796,164

NET INVESTMENT INCOME	8,561,858

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	53,583,720
Net realized gains from futures transactions (Note 2)	3,313,278

Net realized gains from investments and futures transactions	56,896,998

Net change in unrealized appreciation/(depreciation) from investments	(3,204,010)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	607,652

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(2,596,358)

Net realized/unrealized gains from investments and futures transactions	54,300,640

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$62,862,498

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

144

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$8,561,858	$10,023,494
Net realized gains from investments and futures transactions	56,896,998	43,969,301
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(2,596,358)	136,091,826

Change in net assets resulting from operations	62,862,498	190,084,621

Distributions to Shareholders From:
Net investment income:
Class A	(1,019,698)	(1,542,902)
Class B (a)	–	(612)
Class C	(6,178)	(19,640)
Class R (b)	(103)	(32)
Institutional Class	(8,107,000)	(7,334,699)
Net realized gains:
Class A	(8,109,441)	(3,723,808)
Class B (a)	(655)	(1,847)
Class C	(167,003)	(59,007)
Class R (b)	(818)	(54)
Institutional Class	(35,652,914)	(15,728,849)

Change in net assets from shareholder distributions	(53,063,810)	(28,411,450)

Change in net assets from capital transactions	43,093,614	75,124,605

Change in net assets	52,892,302	236,797,776

Net Assets:
Beginning of year	769,279,296	532,481,520

End of year	$822,171,598	$769,279,296

Accumulated undistributed net investment income at end of year	$2,516,717	$3,267,995

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,216,026	$29,446,032
Proceeds from shares issued from class conversion	11,763	–
Dividends reinvested	8,677,157	5,021,532
Cost of shares redeemed	(34,883,964)	(26,588,285)

Total Class A Shares	3,020,982	7,879,279

Class B Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	655	2,459
Cost of shares redeemed in class conversion	(11,763)	–
Cost of shares redeemed	(4)	(51,789)

Total Class B Shares	(11,112)	(49,330)

Class C Shares
Proceeds from shares issued	567,478	738,602
Dividends reinvested	159,325	72,507
Cost of shares redeemed	(403,903)	(113,285)

Total Class C Shares	322,900	697,824

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

145

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$970,655	$13,446
Dividends reinvested	921	86
Cost of shares redeemed	(7,410)	(144)

Total Class R Shares	964,166	13,388

Institutional Class Shares
Proceeds from shares issued	68,646,213	135,019,988
Dividends reinvested	43,759,914	23,063,548
Cost of shares redeemed	(73,609,449)	(91,500,092)

Total Institutional Class Shares	38,796,678	66,583,444

Change in net assets from capital transactions	$43,093,614	$75,124,605

SHARE TRANSACTIONS:
Class A Shares
Issued	1,910,449	2,124,408
Issued in class conversion	760	–
Reinvested	576,132	417,993
Redeemed	(2,280,733)	(1,950,908)

Total Class A Shares	206,608	591,493

Class B Shares (a)
Issued	(1)	–
Reinvested	44	209
Redeemed in class conversion	(774)	–
Redeemed	–	(3,607)

Total Class B Shares	(731)	(3,398)

Class C Shares
Issued	37,983	54,569
Reinvested	10,846	6,187
Redeemed	(26,931)	(8,624)

Total Class C Shares	21,898	52,132

Class R Shares (b)
Issued	65,419	982
Reinvested	61	7
Redeemed	(481)	(11)

Total Class R Shares	64,999	978

Institutional Class Shares
Issued	4,472,729	9,176,264
Reinvested	2,866,501	1,895,767
Redeemed	(4,669,306)	(6,555,848)

Total Institutional Class Shares	2,669,924	4,516,183

Total change in shares	2,962,698	5,157,388

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted to Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

146

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	$15.67	7.60%	$144,918,229	0.67%	0.75%	0.67%	18.71%
Year Ended October 31, 2013 (d)	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	$15.54	35.77%	$140,499,070	0.67%	1.31%	0.67%	21.34%
Year Ended October 31, 2012 (d)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	$12.05	11.45%	$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (d)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	$11.28	6.35%	$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (d)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	$10.67	26.03%	$170,128,967	0.68%	0.73%	0.72%	19.55%

Class C Shares
Year Ended October 31, 2014 (d)	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	$15.22	6.90%	$3,111,509	1.34%	0.08%	1.34%	18.71%
Year Ended October 31, 2013 (d)	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	$15.14	34.95%	$2,763,671	1.27%	0.66%	1.27%	21.34%
Year Ended October 31, 2012 (d)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	$11.79	10.76%	$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (d)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	$11.07	5.67%	$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (d)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	$10.50	25.20%	$1,028,779	1.29%	0.11%	1.33%	19.55%

Class R Shares (e)(f)
Year Ended October 31, 2014 (d)	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	$15.58	7.47%	$1,029,664	0.76%	0.51%	0.76%	18.71%
Year Ended October 31, 2013 (d)	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	$15.46	35.71%	$16,977	0.77%	0.93%	0.77%	21.34%
Year Ended October 31, 2012 (d)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	$12.00	11.29%	$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (d)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	$11.25	6.14%	$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (d)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	$10.65	25.88%	$1,172	0.78%	0.62%	0.84%	19.55%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	$15.87	8.04%	$673,112,196	0.27%	1.15%	0.27%	18.71%
Year Ended October 31, 2013 (d)	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	$15.75	36.30%	$625,988,463	0.28%	1.70%	0.28%	21.34%
Year Ended October 31, 2012 (d)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	$12.18	11.85%	$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (d)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	$11.40	6.74%	$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (d)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	$10.79	26.51%	$316,308,307	0.29%	1.11%	0.33%	19.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

147

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 3.93%** versus 3.85% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 160 funds as of October 31, 2014) was 4.52% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Large-capitalization equities advanced in the three-month period through October, after overcoming a correction involving worries about geopolitical tensions, Europe’s eroding economic prospects and ongoing fears of higher interest rates. The broad-based S&P 500® Index achieved a 5.0% return for the three-month period, as returns for smaller issues varied. The S&P SmallCap 600® Index posted a strong 5.7% return for the three-month period on the back of a rebound, while the S&P MidCap 400® Index returned 3.9% for the same time period. Uncertainties presented by upcoming domestic midterm elections and the frustrations associated with political gridlock also risk escalating market volatility in the fourth quarter of 2014 and into 2015. These heightened concerns have led investors to seek larger companies with stronger balance sheets and more-consistent earnings growth, while avoiding the stocks of more-volatile smaller companies. Investors also favored those companies that have demonstrated higher growth during the third quarter of 2014 and pulled back their investing in the more value-oriented stocks.

As noted above, the Fund posted a 3.93% return for the reporting period. The advance was led by Fund holdings in the health care and information technology sectors, along with holdings in aerospace and defense industry stocks. The energy sector stocks in the Fund were hurt by lower energy prices and acted as a drag on the Fund’s performance for the reporting period.

The Fund is passively managed to the NYSE Arca Tech 100 Index, and trades generally are made to accommodate daily flows from purchases and redemptions. NYSE Euronext, a leading global operator of financial markets and provider of innovative trading technologies, maintains the Index and determines any addition or deletion of constituents, decisions which generally are driven by member corporate actions or rebalance of the Index; trades also can be driven by constituent stock splits. No major changes occurred to the Index during the three-month reporting period.

Growth-oriented stocks, displaying higher price momentum and receiving increased earnings estimates from analysts, tended to outperform during the third quarter of 2014. The Fund is heavily exposed to the aforementioned growth factors by nature of the Fund’s objective to invest in companies from various industries that produce or deploy innovative technologies to conduct their business. The Fund carries a beta of 1.0, when compared against the S&P 500 Index (SPX), and has growth characteristics similar to those of the information technology sector within the SPX.

The prevailing low-interest-rate environment appears to be in place for a “considerable period.” With a strong dollar to stave off inflation, and earnings being supported by reasonable economic growth, equities continue to look appealing for investors. The prospect of continued earnings growth discounted at low rates provides an ideal backdrop for further gains in U.S. equities.

The information technology sector’s fundamentals appear attractive on a relative basis to the broad market, with the S&P 500 information technology sector expecting a 14.0% increase in its 2014 year-over-year (YOY) earnings growth. These figures compare favorably to the total S&P 500 Index’s YOY earnings growth estimated at 10.8% for 2014. In addition, 2014 earnings-per-share (EPS) growth estimates for the technology and health care sectors were below those of the broad market at the start of 2014, but said EPS growth estimates steadily climbed during the year as prospects improved for these sectors. At the end of the third quarter of 2014, the S&P 500 information technology sector was trading at 17 times its 2014

148

Fund Commentary (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

estimated earnings versus the broad market (SPX) trading at a 16.4 multiple. The information technology sector traditionally has commanded a premium of 20% or higher, making the relative valuation comparably attractive. The combination of respectable earnings growth and favorably priced fundamentals is believed to be able to provide the potential for technology stocks to produce relatively attractive future performance.

Future prospects for technology stocks look relatively attractive compared to prospects for the broad market and many other sectors, as companies in the technology arena benefit from domestic and global demand for products and services that support economic growth and profitability. These products and services are especially appealing in an environment of moderate economic growth in which companies seek improved productivity and consumers desire enhanced standards of living.

The Fund’s sector and industry diversification has helped the Fund to weather previous periods of volatility and should continue to benefit the Fund. The Fund’s diversification relative to other technology-focused funds provides it with exposure to companies that have the potential to benefit throughout various stages of an economic cycle. The information technology sector stands to benefit from a pickup in the United States and any improvement in global economic expansion as businesses increase spending on capital investment in an effort to upgrade their corporate infrastructure.

The Fund did not hold derivatives during the period.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

*	A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

**	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark NYSE Arca Tech 100 Index Fund, the Fund’s predecessor fund.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

149

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting Fund expenses.

Asset Allocation†

Common Stocks	97.5%
Exchange Traded Fund	2.0%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries††

Software	16.7%
Information Technology Services	13.9%
Semiconductors & Semiconductor Equipment	10.6%
Biotechnology	10.0%
Communications Equipment	9.8%
Technology Hardware, Storage & Peripherals	6.3%
Internet Software & Services	6.3%
Pharmaceuticals	6.0%
Aerospace & Defense	4.9%
Health Care Equipment & Supplies	4.3%
Other Industries	11.2%
100.0%

Top Holdings††

Biogen Idec, Inc.	5.4%
Visa, Inc., Class A	4.1%
Lockheed Martin Corp.	3.2%
International Business Machines Corp.	2.8%
Amgen, Inc.	2.7%
Valeant Pharmaceuticals International, Inc.	2.2%
F5 Networks, Inc.	2.1%
Powershares QQQ Trust	2.0%
Thermo Fisher Scientific, Inc.	2.0%
Gilead Sciences, Inc.	1.9%
Other Holdings	71.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

150

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(for periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	3.93%	20.43%	19.63%	10.20%	–
	w/SC3	(2.05)%	13.51%	18.28%	9.58%	–
Class C1	w/o SC2	3.75%	19.60%	18.90%	9.46%	–
	w/SC4	2.75%	18.60%	18.90%	9.46%	–
Institutional Service Class[1,5,6]		3.99%	20.70%	19.95%	10.35%	–
Institutional Class[5]		4.03%	20.84%	–	–	18.52%	[7]
NYSE Arca Tech 100 Index®		3.85%	20.04%	19.63%	10.45%	–
CPI		(0.03)%	1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 to October 31, 2014. Not Annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.10%	1.08%
Class C	1.67%	1.67%
Institutional Service Class	0.85%	0.83%
Institutional Class	0.60%	0.60%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

151

Fund Performance (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark NYSE Arca Tech 100 Index Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

152

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,086.30	4.15	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79
Class C Shares	Actual	(a)	1,000.00	1,082.20	8.19	1.56
	Hypothetical	(a)(b)	1,000.00	1,017.34	7.93	1.56
Institutional Service Class Shares	Actual	(a)	1,000.00	1,087.50	3.16	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60
Institutional Class Shares	Actual	(a)	1,000.00	1,088.10	2.58	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

153

Statement of Investments

October 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 97.5%

	Shares	Market Value

Aerospace & Defense 4.9%
Lockheed Martin Corp.	52,700	$10,043,039
Raytheon Co.	52,700	5,474,476

		15,517,515

Biotechnology 9.9%
Amgen, Inc.	52,700	8,546,886
Biogen Idec, Inc.*	52,700	16,920,916
Gilead Sciences, Inc.*	52,700	5,902,400

		31,370,202

Communications Equipment 9.8%
ARRIS Group, Inc.*	52,700	1,582,054
Brocade Communications Systems, Inc.	52,700	565,471
Ciena Corp.*	52,700	883,252
Cisco Systems, Inc.	52,700	1,289,569
Comtech Telecommunications Corp.	52,700	2,006,289
F5 Networks, Inc.*	52,700	6,481,046
Harmonic, Inc.*	52,700	351,509
Harris Corp.	52,700	3,667,920
InterDigital, Inc.	52,700	2,604,961
JDS Uniphase Corp.*	52,700	709,342
Juniper Networks, Inc.	52,700	1,110,389
Motorola Solutions, Inc.	52,700	3,399,150
Nokia OYJ, ADR-FI	52,700	435,829
Polycom, Inc.*	52,700	689,316
QUALCOMM, Inc.	52,700	4,137,477
Riverbed Technology, Inc.*	52,700	1,000,773

		30,914,347

Diversified Telecommunication Services 0.6%
AT&T, Inc.	52,700	1,836,068

Electronic Equipment, Instruments & Components 1.7%
Amphenol Corp., Class A	52,700	2,665,566
Corning, Inc.	52,700	1,076,661
FLIR Systems, Inc.	52,700	1,767,031

		5,509,258

Energy Equipment & Services 3.5%
Baker Hughes, Inc.	52,700	2,790,992
Halliburton Co.	52,700	2,905,878
Schlumberger Ltd.	52,700	5,199,382

		10,896,252

Health Care Equipment & Supplies 4.3%
Baxter International, Inc.	52,700	3,696,378
Boston Scientific Corp.*	52,700	699,856
CONMED Corp.	52,700	2,212,873
Medtronic, Inc.	52,700	3,592,032
St. Jude Medical, Inc.	52,700	3,381,759

		13,582,898

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 13.9%
Amdocs Ltd.	52,700	$2,505,358
Automatic Data Processing, Inc.	52,700	4,309,806
Computer Sciences Corp.	52,700	3,183,080
DST Systems, Inc.	52,700	5,077,645
International Business Machines Corp.	52,700	8,663,880
MasterCard, Inc., Class A	52,700	4,413,625
Teradata Corp.*	52,700	2,230,264
Visa, Inc., Class A	52,700	12,723,361
Xerox Corp.	52,700	699,856

		43,806,875

Internet Software & Services 6.2%
Akamai Technologies, Inc.*	52,700	3,177,810
Digital River, Inc.*	52,700	1,347,539
eBay, Inc.*	52,700	2,766,750
Facebook, Inc., Class A*	52,700	3,951,973
j2 Global, Inc.	52,700	2,850,543
VeriSign, Inc.*	52,700	3,149,352
Yahoo!, Inc.*	52,700	2,426,835

		19,670,802

Life Sciences Tools & Services 2.9%
Agilent Technologies, Inc.	52,700	2,913,256
Thermo Fisher Scientific, Inc.	52,700	6,195,939

		9,109,195

Pharmaceuticals 6.0%
AstraZeneca PLC, ADR-UK	52,700	3,843,938
Bristol-Myers Squibb Co.	52,700	3,066,613
Novartis AG, ADR-CH	52,700	4,884,763
Valeant Pharmaceuticals International, Inc.*	52,700	7,011,208

		18,806,522

Semiconductors & Semiconductor Equipment 10.5%
Altera Corp.	52,700	1,811,299
Analog Devices, Inc.	52,700	2,614,974
Applied Materials, Inc.	52,700	1,164,143
Broadcom Corp., Class A	52,700	2,207,076
Cypress Semiconductor Corp.*	52,700	522,257
Intel Corp.	52,700	1,792,327
KLA-Tencor Corp.	52,700	4,171,205
Lam Research Corp.	52,700	4,103,222
Linear Technology Corp.	52,700	2,257,668
Marvell Technology Group Ltd.	52,700	708,288
Microchip Technology, Inc.	52,700	2,271,897
NVIDIA Corp.	52,700	1,029,758
SunEdison, Inc.*	52,700	1,028,177
Teradyne, Inc.	52,700	969,680
Tessera Technologies, Inc.	52,700	1,601,553
Texas Instruments, Inc.	52,700	2,617,082
Xilinx, Inc.	52,700	2,344,096

		33,214,702

154

Statement of Investments (Continued)

October 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 16.6%
Activision Blizzard, Inc.	52,700	$1,051,365
Adobe Systems, Inc.*	52,700	3,695,324
Autodesk, Inc.*	52,700	3,032,358
CA, Inc.	52,700	1,531,462
CDK Global, Inc.*	1	34
Check Point Software Technologies Ltd.*	52,700	3,912,975
Citrix Systems, Inc.*	52,700	3,384,921
Compuware Corp.	52,700	534,905
Covisint Corp.*	7,389	21,353
Informatica Corp.*	52,700	1,879,282
Intuit, Inc.	52,700	4,638,127
Microsoft Corp.	52,700	2,474,265
Open Text Corp.	52,700	2,904,824
Oracle Corp.	52,700	2,057,935
Progress Software Corp.*	52,700	1,364,930
PTC, Inc.*	52,700	2,010,505
Red Hat, Inc.*	52,700	3,105,084
salesforce.com, inc.*	52,700	3,372,273
SAP SE, ADR-DE	52,700	3,590,451
Symantec Corp.	52,700	1,308,014
Synopsys, Inc.*	52,700	2,159,646
VMware, Inc., Class A*	52,700	4,404,139

		52,434,172

Technology Hardware, Storage & Peripherals 6.3%
EMC Corp.	52,700	1,514,071
Hewlett-Packard Co.	52,700	1,890,876
NetApp, Inc.	52,700	2,255,560
QLogic Corp.*	52,700	622,387
SanDisk Corp.	52,700	4,961,178
Seagate Technology PLC	52,700	3,311,141
Western Digital Corp.	52,700	5,184,099

		19,739,312

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	52,700	1,351,228

Total Common Stocks (cost $158,825,660)		307,759,348

Exchange Traded Fund 2.0%

	Shares	Market Value

Equity Fund 2.0%
Powershares QQQ Trust	61,851	$6,271,691

Total Exchange Traded Fund (cost $5,764,114)		6,271,691

Total Investments (cost $164,589,774) (a) — 99.5%		314,031,039

Other assets in excess of liabilities — 0.5%		1,639,365

NET ASSETS — 100.0%		$315,670,404

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

DE	Germany

FI	Finland

Ltd.	Limited

OYJ	Public Traded Company

PLC	Public Limited Company

SE	European Public Limited Liability Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

155

Statement of Assets and Liabilities

October 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investments, at value (cost $164,589,774)	$314,031,039
Cash	2,198,592
Dividends receivable	106,719
Receivable for capital shares issued	616,282
Reclaims receivable	32,282
Prepaid expenses	22,854

Total Assets	317,007,768

Liabilities:
Payable for investments purchased	832,185
Payable for capital shares redeemed	187,183
Accrued expenses and other payables:
Investment advisory fees	82,192
Fund administration fees	12,397
Distribution fees	68,549
Administrative servicing fees	53,011
Accounting and transfer agent fees	25,487
Trustee fees	926
Custodian fees	1,157
Compliance program costs (Note 3)	53
Professional fees	28,664
Printing fees	41,715
Other	3,845

Total Liabilities	1,337,364

Net Assets	$315,670,404

Represented by:
Capital	$205,834,085
Accumulated undistributed net investment income	721,667
Accumulated net realized losses from investments	(40,326,613)
Net unrealized appreciation/(depreciation) from investments	149,441,265

Net Assets	$315,670,404

Net Assets:
Class A Shares	$251,670,690
Class C Shares	22,603,946
Institutional Service Class Shares	41,122,108
Institutional Class Shares	273,660

Total	$315,670,404

156

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,615,741
Class C Shares	456,732
Institutional Service Class Shares	747,631
Institutional Class Shares	4,977

Total	5,825,081

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$54.52
Class C Shares (b)	$49.49
Institutional Service Class Shares	$55.00
Institutional Class Shares	$54.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$57.85

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

157

Statements of Operations

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$978,988	$3,725,032
Interest income	495	–
Foreign tax withholding	(2,212)	(8,280)

Total Income	977,271	3,716,752

EXPENSES:
Investment advisory fees	246,920	915,150
Fund administration fees	36,699	283,917
Distribution fees Class A	154,432	583,277
Distribution fees Class B (b)	–	2,535
Distribution fees Class C	52,776	171,839
Administrative servicing fees Class A	72,237	302,893
Administrative servicing fees Class B (b)	–	845
Administrative servicing fees Class C	4,375	5,602
Administrative servicing fees Institutional Service Class (c)	14,389	35,783
Registration and filing fees	23,025	58,862
Professional fees	24,034	43,709
Printing fees	33,196	58,862
Trustee fees	2,351	7,076
Custodian fees	4,017	11,327
Accounting and transfer agent fees	30,553	94,584
Compliance program costs (Note 3)	193	1,920
Other	1,297	34,665

Total expenses before earnings credit, fees waived, and expenses reimbursed	700,494	2,612,846

Earnings credit (Note 5)	–	(224)
Investment advisory fees waived (Note 3)	–	(12,386)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(26,555)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (c)	–	(2,309)
Expenses reimbursed by adviser (Note 3)	–	(4,903)

Net Expenses	700,494	2,566,469

NET INVESTMENT INCOME	276,777	1,150,283

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,166,393	8,648,692
Net change in unrealized appreciation/(depreciation) from investments	10,353,674	43,924,900

Net realized/unrealized gains from investments	11,520,067	52,573,592

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,796,844	$53,723,875

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

158

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$276,777	$1,150,283		$743,106
Net realized gains from investments	1,166,393	8,648,692		3,953,136
Net change in unrealized appreciation/(depreciation) from investments	10,353,674	43,924,900		44,583,754

Change in net assets resulting from operations	11,796,844	53,723,875		49,279,996

Distributions to Shareholders From:
Net investment income:
Class A	–	(652,733)		(242,613)
Class B (b)	–	–		–
Class C	–	–		–
Institutional Service Class (c)	(12,639)	(158,119)		(28,571)
Institutional Class	(219)	(474	)(d)	–

Change in net assets from shareholder distributions	(12,858)	(811,326)		(271,184)

Change in net assets from capital transactions	7,117,268	(1,448,371)		3,236,202

Change in net assets	18,901,254	51,464,178		52,245,014

Net Assets:
Beginning of period	296,769,150	245,304,972		193,059,958

End of period	$315,670,404	$296,769,150		$245,304,972

Accumulated undistributed net investment income at end of period	$721,667	$457,748		$252,717

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$11,527,859	$41,502,077		$46,342,546
Proceeds from shares issued from class conversion	–	2,546,766		–
Dividends reinvested	–	616,189		226,311
Cost of shares redeemed	(13,373,375)	(56,249,694)		(48,959,110)

Total Class A Shares	(1,845,516)	(11,584,662)		(2,390,253)

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	–		200
Dividends reinvested	–	–		–
Cost of shares redeemed in class conversion	–	(2,546,766)		–
Cost of shares redeemed	–	(327,080)		(1,773,895)

Total Class B Shares	–	(2,873,846)		(1,773,695)

Class C Shares (Note 12)
Proceeds from shares issued	2,309,690	5,383,789		1,987,025
Dividends reinvested	–	–		–
Cost of shares redeemed	(485,379)	(2,493,189)		(1,913,649)

Total Class C Shares	1,824,311	2,890,600		73,376

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

159

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12) (c)
Proceeds from shares issued	$8,970,501	$17,976,037		$14,768,987
Dividends reinvested	11,485	148,680		28,036
Cost of shares redeemed	(1,807,988)	(8,299,349)		(7,470,249)

Total Institutional Service Class Shares	7,173,998	9,825,368		7,326,774

Institutional Class Shares
Proceeds from shares issued	85,853	464,503	(d)	–
Dividends reinvested	212	364	(d)	–
Cost of shares redeemed	(121,590)	(170,698	)(d)	–

Total Institutional Class Shares	(35,525)	294,169	(d)	–

Change in net assets from capital transactions	$7,117,268	$(1,448,371)		$3,236,202

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	217,753	859,437		1,198,597
Issued in class conversion	–	57,223		–
Reinvested	–	13,032		6,211
Redeemed	(254,012)	(1,155,636)		(1,292,345)

Total Class A Shares	(36,259)	(225,944)		(87,537)

Class B Shares (Note 12) (b)
Issued	–	–		5
Reinvested	–	–		–
Redeemed in class conversion	–	(63,898)		–
Redeemed	–	(8,347)		(52,513)

Total Class B Shares	–	(72,245)		(52,508)

Class C Shares (Note 12)
Issued	47,809	122,156		56,354
Reinvested	–	–		–
Redeemed	(10,073)	(56,894)		(55,512)

Total Class C Shares	37,736	65,262		842

Institutional Service Class Shares (Note 12) (c)
Issued	168,383	362,063		385,422
Reinvested	210	3,086		763
Redeemed	(33,985)	(167,640)		(189,452)

Total Institutional Service Class Shares	134,608	197,509		196,733

Institutional Class Shares
Issued	1,629	9,044	(d)	–
Reinvested	4	7	(d)	–
Redeemed	(2,431)	(3,276	)(d)	–

Total Institutional Class Shares	(798)	5,775	(d)	–

Total change in shares	135,287	(29,643)		57,530

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

160

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

	Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$52.46	0.05	2.01	2.06	–	–	$54.52	3.93%	$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014 (g)	$43.15	0.21	9.24	9.45	(0.14)	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%		0.93%	21.68%
Year Ended July 31, 2013 (g)	$34.34	0.14	8.72	8.86	(0.05)	(0.05)	$43.15	25.83%	$210,474,970	1.08%	0.37%		1.22%	33.00%
Year Ended July 31, 2012 (g)	$32.07	(0.02)	2.29	2.27	–	–	$34.34	7.05%	$170,515,922	1.08%	(0.07%	)	1.27%	30.00%
Year Ended July 31, 2011 (g)	$25.62	(0.05)	6.50	6.45	–	–	$32.07	25.17%	$182,410,113	1.08%	(0.15%	)	1.27%	11.00%
Year Ended July 31, 2010 (g)	$22.06	(0.06)	3.62	3.56	–	–	$25.62	16.18%	$162,266,663	1.08%	(0.26%	)	1.25%	9.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$47.70	(0.04)	1.83	1.79	–	–	$49.49	3.75%	$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014 (g)	$39.38	–	8.32	8.32	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%	)	1.57%	21.68%
Year Ended July 31, 2013 (g)	$31.49	(0.08)	7.97	7.89	–	–	$39.38	25.06%	$13,930,080	1.68%	(0.23%	)	1.72%	33.00%
Year Ended July 31, 2012 (g)	$29.58	(0.20)	2.11	1.91	–	–	$31.49	6.42%	$11,111,107	1.68%	(0.67%	)	1.77%	30.00%
Year Ended July 31, 2011 (g)	$23.78	(0.21)	6.01	5.80	–	–	$29.58	24.43%	$11,269,283	1.68%	(0.75%	)	1.77%	11.00%
Year Ended July 31, 2010 (g)	$20.59	(0.20)	3.39	3.19	–	–	$23.78	15.49%	$10,679,964	1.68%	(0.86%	)	1.75%	9.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$52.91	0.08	2.03	2.11	(0.02)	(0.02)	$55.00	3.99%	$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014 (g)	$43.58	0.01	9.63	9.64	(0.31)	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%		0.68%	21.68%
Year Ended July 31, 2013 (g)	$34.63	0.25	8.80	9.05	(0.10)	(0.10)	$43.58	26.19%	$18,106,198	0.81%	0.64%		0.97%	33.00%
Year Ended July 31, 2012 (g)	$32.26	0.06	2.31	2.37	–	–	$34.63	7.35%	$7,575,853	0.81%	0.20%		1.02%	30.00%
Year Ended July 31, 2011 (g)	$25.69	0.05	6.52	6.57	–	–	$32.26	25.58%	$5,989,789	0.77%	0.16%		1.02%	11.00%
Year Ended July 31, 2010 (g)	$22.06	–	3.63	3.63	–	–	$25.69	16.46%	$311,833	0.83%	(0.01%	)	1.00%	9.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$52.88	0.10	2.03	2.13	(0.03)	(0.03)	$54.98	4.03%	$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (g)(j)	$45.87	0.01	7.39	7.40	(0.39)	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%		0.48%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing amonth the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

161

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Service Class, Institutional Service Class, and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

NYSE Arca Tech 100 Index commenced operations on September 16, 2013 as a result of a tax free reorganization in which the Fund acquired all of the assets, subject to all liabilities and obligations, of the HighMark NYSE Arca Tech 100 Index Fund, a former series of HighMark Funds (a “Predecessor Fund”). NYSE Arca Tech 100 Index has adopted the historical performance of its corresponding Predecessor Fund. NYSE Arca Tech 100 Index and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for NYSE Arca Tech 100 Index has changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for the Fund reflects the three month period from August 1, 2014 through October 31, 2014.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

162

Notes to Financial Statements (Continued)

October 31, 2014

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The value of the Funds’ portfolio securities is determined in accordance with the procedures described below. Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

163

Notes to Financial Statements (Continued)

October 31, 2014

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2014, 100% of the market value of NYSE Arca Tech 100 Index was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$3,851,734	$—	$3,851,734
Commercial Mortgage Backed Securities	—	18,154,285	—	18,154,285
Corporate Bonds	—	210,746,541	—	210,746,541
Municipal Bonds	—	8,575,732	—	8,575,732
Mutual Funds	18,347,464	—	—	18,347,464
Repurchase Agreement	—	242,931	—	242,931
Sovereign Bonds	—	29,403,558	—	29,403,558
U.S. Government Mortgage Backed Agencies	—	251,357,429	—	251,357,429
U.S. Government Sponsored & Agency Obligations	—	25,698,352	—	25,698,352
U.S. Treasury Bonds	—	50,055,115	—	50,055,115
U.S. Treasury Notes	—	258,556,707	—	258,556,707
Yankee Dollars	—	3,688,285	—	3,688,285
Total Assets	$18,347,464	$860,330,669	$—	$878,678,133
Liabilities:
U.S. Government Mortgage Backed Agencies	—	(168,964)	—	(168,964)
Total Liabilities	$—	$(168,964)	$—	$(168,964)
Total	$18,347,464	$860,161,705	$—	$878,509,169

164

Notes to Financial Statements (Continued)

October 31, 2014

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$17,470,141	$—	$17,470,141
Air Freight & Logistics	—	6,852,468	—	6,852,468
Airlines	—	3,893,638	—	3,893,638
Auto Components	—	20,171,062	—	20,171,062
Automobiles	—	60,761,928	—	60,761,928
Banks	—	239,829,386	—	239,829,386
Beverages	—	42,330,924	—	42,330,924
Biotechnology	—	6,997,136	—	6,997,136
Building Products	—	10,516,204	—	10,516,204
Capital Markets	—	33,628,345	—	33,628,345
Chemicals	—	55,518,109	—	55,518,109
Commercial Services & Supplies	—	8,917,185	—	8,917,185
Communications Equipment	—	10,178,779	—	10,178,779
Construction & Engineering	—	12,478,016	—	12,478,016
Construction Materials	—	9,972,291	—	9,972,291
Consumer Finance	—	972,690	—	972,690
Containers & Packaging	—	2,648,984	—	2,648,984
Distributors	—	453,957	—	453,957
Diversified Consumer Services	—	296,610	—	296,610
Diversified Financial Services	—	17,538,741	—	17,538,741
Diversified Telecommunication Services	—	54,926,322	—	54,926,322
Electric Utilities	—	28,930,602	—	28,930,602
Electrical Equipment	—	22,745,154	—	22,745,154
Electronic Equipment, Instruments & Components	—	21,720,776	—	21,720,776
Energy Equipment & Services	—	7,595,783	—	7,595,783
Food & Staples Retailing	—	30,000,248	—	30,000,248
Food Products	—	66,496,194	—	66,496,194
Gas Utilities	—	9,459,317	—	9,459,317
Health Care Equipment & Supplies	—	12,286,781	—	12,286,781
Health Care Providers & Services	—	8,016,870	—	8,016,870
Health Care Technology	—	425,556	—	425,556
Hotels, Restaurants & Leisure	—	20,987,844	—	20,987,844
Household Durables	—	12,889,591	—	12,889,591
Household Products	—	11,632,640	—	11,632,640
Independent Power and Renewable Electricity Producers	—	1,100,354	—	1,100,354
Industrial Conglomerates	—	25,295,598	—	25,295,598
Information Technology Services	—	7,626,894	—	7,626,894
Insurance	—	92,501,960	—	92,501,960
Internet & Catalog Retail	—	1,483,291	—	1,483,291
Internet Software & Services	—	1,907,487	—	1,907,487
Leisure Products	—	2,966,494	—	2,966,494
Life Sciences Tools & Services	—	1,550,951	—	1,550,951
Machinery	—	43,319,841	—	43,319,841
Marine	—	5,471,575	—	5,471,575
Media	482,283	25,691,848	—	26,174,131
Metals & Mining	—	59,243,109	—	59,243,109
Multiline Retail	—	5,882,547	—	5,882,547
Multi-Utilities	—	24,981,990	—	24,981,990
Oil, Gas & Consumable Fuels	—	101,886,799	—	101,886,799

165

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Paper & Forest Products	$—	$2,125,256	$—	$2,125,256
Personal Products	—	9,825,553	—	9,825,553
Pharmaceuticals	—	159,935,840	—	159,935,840
Professional Services	—	10,586,973	—	10,586,973
Real Estate Investment Trusts (REITs)	—	28,189,449	—	28,189,449
Real Estate Management & Development	—	34,923,382	—	34,923,382
Road & Rail	—	18,207,353	—	18,207,353
Semiconductors & Semiconductor Equipment	—	12,314,374	—	12,314,374
Software	—	14,372,031	—	14,372,031
Specialty Retail	—	16,870,631	—	16,870,631
Technology Hardware, Storage & Peripherals	—	11,061,999	—	11,061,999
Textiles, Apparel & Luxury Goods	—	26,410,249	—	26,410,249
Tobacco	—	25,736,601	—	25,736,601
Trading Companies & Distributors	—	19,504,522	—	19,504,522
Transportation Infrastructure	—	7,697,655	—	7,697,655
Water Utilities	—	2,232,638	—	2,232,638
Wireless Telecommunication Services	—	31,268,323	—	31,268,323
Total Common Stocks	$482,283	$1,701,713,839	$—	$1,702,196,122
Futures Contracts	695,467	—	—	695,467
Mutual Fund	1,847,481	—	—	1,847,481
Preferred Stocks	—	9,776,253	—	9,776,253
Repurchase Agreement	—	12,843,700	—	12,843,700
Right	—	307,747	—	307,747
Total Assets	$3,025,231	$1,724,641,539	$—	$1,727,666,770
Liabilities:
Futures Contracts	(24,796)	—	—	(24,796)
Total Liabilities	$(24,796)	$—	$—	$(24,796)
Total	$3,000,435	$1,724,641,539	$—	$1,727,641,974

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,261,183,610	$—	$—	$1,261,183,610
Futures Contracts	371,015	—	—	371,015
Mutual Fund	7,044,415	—	—	7,044,415
Repurchase Agreement	—	48,972,831	—	48,972,831
Total	$1,268,599,040	$48,972,831	$—	$1,317,571,871

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,653,372,060	$—	$—	$2,653,372,060
Futures Contracts	1,832,086	—	—	1,832,086
Mutual Fund	1,749,473	—	—	1,749,473
Repurchase Agreement	—	12,162,349	—	12,162,349
Total	$2,656,953,619	$12,162,349	$—	$2,669,115,968

166

Notes to Financial Statements (Continued)

October 31, 2014

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$13,831,319	$—	$—	$13,831,319
Air Freight & Logistics	3,829,910	—	—	3,829,910
Airlines	3,064,721	—	—	3,064,721
Auto Components	8,938,076	—	—	8,938,076
Automobiles	265,910	—	—	265,910
Banks	60,981,160	—	—	60,981,160
Beverages	1,339,090	—	—	1,339,090
Biotechnology	40,387,311	—	—	40,387,311
Building Products	6,163,351	—	—	6,163,351
Capital Markets	12,431,730	—	—	12,431,730
Chemicals	17,896,479	—	—	17,896,479
Commercial Services & Supplies	17,771,696	—	—	17,771,696
Communications Equipment	12,911,055	—	—	12,911,055
Construction & Engineering	6,381,353	—	—	6,381,353
Construction Materials	642,293	—	—	642,293
Consumer Finance	5,861,116	—	—	5,861,116
Containers & Packaging	3,214,004	—	—	3,214,004
Distributors	2,004,532	—	—	2,004,532
Diversified Consumer Services	8,004,547	—	—	8,004,547
Diversified Financial Services	2,384,331	—	—	2,384,331
Diversified Telecommunication Services	5,145,067	—	—	5,145,067
Electric Utilities	10,624,467	—	—	10,624,467
Electrical Equipment	7,994,492	—	—	7,994,492
Electronic Equipment, Instruments & Components	20,752,636	—	—	20,752,636
Energy Equipment & Services	11,918,454	—	—	11,918,454
Food & Staples Retailing	7,568,789	—	—	7,568,789
Food Products	11,810,869	—	—	11,810,869
Gas Utilities	8,504,828	—	—	8,504,828
Health Care Equipment & Supplies	25,869,989	—	—	25,869,989
Health Care Providers & Services	20,481,355	—	—	20,481,355
Health Care Technology	4,472,579	—	—	4,472,579
Hotels, Restaurants & Leisure	23,568,362	—	—	23,568,362
Household Durables	8,888,677	—	—	8,888,677
Household Products	1,369,033	—	—	1,369,033
Independent Power and Renewable Electricity Producers	3,308,255	—	—	3,308,255
Industrial Conglomerates	421,494	—	—	421,494
Information Technology Services	19,240,855	—	—	19,240,855
Insurance	20,658,084	—	—	20,658,084
Internet & Catalog Retail	3,888,303	—	—	3,888,303
Internet Software & Services	20,173,726	—	—	20,173,726
Leisure Products	3,804,718	—	—	3,804,718
Life Sciences Tools & Services	3,661,137	32,427	—	3,693,564
Machinery	25,003,156	—	—	25,003,156
Marine	1,475,383	—	—	1,475,383
Media	10,591,772	—	—	10,591,772
Metals & Mining	9,835,173	—	—	9,835,173
Multiline Retail	1,280,480	—	—	1,280,480
Multi-Utilities	3,037,296	—	—	3,037,296
Oil, Gas & Consumable Fuels	24,520,278	—	—	24,520,278

167

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Paper & Forest Products	$6,034,673	$—	$—	$6,034,673
Personal Products	1,498,611	—	—	1,498,611
Pharmaceuticals	15,130,095	—	—	15,130,095
Professional Services	11,063,338	—	—	11,063,338
Real Estate Investment Trusts (REITs)	70,707,135	—	—	70,707,135
Real Estate Management & Development	3,727,778	—	—	3,727,778
Road & Rail	5,401,530	—	—	5,401,530
Semiconductors & Semiconductor Equipment	28,397,205	—	—	28,397,205
Software	34,068,945	—	—	34,068,945
Specialty Retail	24,339,967	—	—	24,339,967
Technology Hardware, Storage & Peripherals	3,626,920	—	—	3,626,920
Textiles, Apparel & Luxury Goods	7,755,651	—	—	7,755,651
Thrifts & Mortgage Finance	14,343,644	—	—	14,343,644
Tobacco	1,303,727	—	—	1,303,727
Trading Companies & Distributors	7,241,250	—	—	7,241,250
Transportation Infrastructure	426,710	—	—	426,710
Water Utilities	1,985,775	—	—	1,985,775
Wireless Telecommunication Services	809,423	—	—	809,423
Total Common Stocks	$786,036,068	$32,427	$—	$786,068,495
Futures Contracts	948,374	—	—	948,374
Mutual Fund	9,663,951	—	—	9,663,951
Repurchase Agreement	—	67,183,867	—	67,183,867
Rights	—	—	63,512	63,512
Total	$796,648,393	$67,216,294	$63,512	$863,928,199

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the period ended October 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

International Index

	Common Stocks	Total
Balance as of 10/31/13	$—	$—
Accrued Accretion/Amortization)	—	—
Realized Gain/(Loss)	(1,848,230)	(1,848,230)
Change in Unrealized Appreciation/(Depreciation)	1,848,230	1,848,230
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/14	$—	$—

168

Notes to Financial Statements (Continued)

October 31, 2014

Small Cap Index

	Common Stocks	Rights	Total
Balance as of 10/31/13	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	63,512	63,512
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/14	$—	$63,512	$63,512

*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index is subject to equity price and currency risk in the normal course of pursuing its investment objectives. Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an

169

Notes to Financial Statements (Continued)

October 31, 2014

independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2014

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$695,467
Total		$695,467
Liabilities:
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(24,796)
Total		$(24,796)

Mid Cap Market Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$371,015
Total		$371,015

S&P 500 Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,832,086
Total		$1,832,086

170

Notes to Financial Statements (Continued)

October 31, 2014

Small Cap Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$948,374
Total		$948,374

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period ended October 31, 2014

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,699,032
Total	$1,699,032

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,866,463
Total	$1,866,463

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$7,459,734
Total	$7,459,734

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,313,278
Total	$3,313,278

171

Notes to Financial Statements (Continued)

October 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period ended October 31, 2014

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$159,441
Total	$159,441

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$226,459
Total	$226,459

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(577,290)
Total	$(577,290)

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$607,652
Total	$607,652

Information about derivative instruments reflected as of October 31, 2014 is generally indicative of the type of derivative instruments used for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index for the year ended October 31, 2014. The Subadviser utilizes futures contracts to equitize excess cash held by the Funds. The number of futures contracts held by the Funds as of October 31, 2014 is generally indicative of the volume for the year ended October 31, 2014.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. For financial reporting purposes, the Funds present all financial assets and financial liabilities on a gross basis that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. At October 31, 2014, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index have entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

(d)	Securities Lending

During the year ended October 31, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total net assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total net assets. The

172

Notes to Financial Statements (Continued)

October 31, 2014

Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. The Funds receive payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. Until March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as the securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) serves as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. As of October 31, 2014, JPMorgan continued to serve as a securities lending agent with regard to certain securities that were loaned before March 31, 2014. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified a Fund by purchasing replacement securities at its expense, or paid a Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, BBH exercises any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At October 31, 2014, the JPMorgan and BBH Securities Lending Agreements do not permit the Funds to enforce a netting arrangement.

(e)	Joint Repurchase Agreement

During the year ended October 31, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

173

Notes to Financial Statements (Continued)

October 31, 2014

At October 31, 2014, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $171,201,142, collateralized by U.S. Treasury Notes, ranging from 0.25% — 1.25%, maturing 11/30/15 — 11/30/18; total market value $174,624,000.

At October 31, 2014, the Funds’ investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repurchase agreement were as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bond Index	Royal Bank of Canada	$242,931	$—	$242,931	$(242,931)	$—
International Index	Royal Bank of Canada	12,843,700	—	12,843,700	(12,843,700)	—
Mid Cap Market Index	Royal Bank of Canada	48,972,831	—	48,972,831	(48,972,831)	—
S&P 500 Index	Royal Bank of Canada	12,162,349	—	12,162,349	(12,162,349)	—
Small Cap Index	Royal Bank of Canada	67,183,867	—	67,183,867	(67,183,867)	—

Amounts designated as “—” are zero.

*	At October 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repurchase agreement and related collateral.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized

174

Notes to Financial Statements (Continued)

October 31, 2014

as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index. Prior to September 16, 2013, NYSE Arca Tech 100 Index declared and paid dividends from net investment income periodically. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to capital loss carryforward expiration, foreign currency gains and losses, non REIT return of capital, passive foreign investment company gain/loss on sales, paydown gains and losses, reclassification of consent fees, REIT returns of capital dividends, REIT capital gain dividend reclassifications, and return of capital dividends. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the periods ended October 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond Index	$(14,976)	$1,262,943	$(1,247,967)
International Index	—	(1,396,798)	1,396,798
Mid Cap Market Index	—	(120,941)	120,941
S&P 500 Index	—	(239,149)	239,149
Small Cap Index	(2,130)	(180,157)	182,287
NYSE Arca Tech 100 Index	(31,575,670)	—	31,575,670

Amounts designated as “—” are zero or have been rounded to zero.

Reclassifications for the year ended July 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
NYSE Arca Tech 100 Index	$—	$(133,926)	$133,926

Amount designated as “—” is zero or has been rounded to zero.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

175

Notes to Financial Statements (Continued)

October 31, 2014

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2014, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	On $3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	On $3 billion and more	0.195%

176

Notes to Financial Statements (Continued)

October 31, 2014

Fund	Fee Schedule	Advisory Fee (annual rate)
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	On $3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.190%
	$1.5 billion up to $3 billion	0.170%
	On $3 billion and more	0.160%
NYSE Arca Tech 100 Index(a)	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	On $500 million and more	0.20%
(a)	Effective September 16, 2013, the Fund began paying NFA investment advisory fees.

From August 1, 2013 through September 15, 2013, the Predecessor Fund paid investment advisory fees to HighMark Capital Management, Inc. (“HighMark”) under a similar agreement based on that Predecessor Fund’s average daily net assets. The Predecessor Fund paid investment advisory fees to HighMark according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	On $500 million and more	0.20%

For the year ended October 31, 2014, the effective advisory fee rates were as follows:

Fund	Year Ended October 31, 2014
Bond Index	0.20%
International Index	0.24
Mid Cap Market Index	0.20
S&P 500 Index	0.12
Small Cap Index	0.19
NYSE Arca Tech 100 Index	0.32	(a)
(a)	For the period from August 1, 2014 through October 31, 2014.

For the period from September 16, 2013 through July 31, 2014 and the year ended July 31, 2014, the effective advisory fee rate for NYSE Arca Tech 100 Index were 0.33% and 0.33%, respectively.

For the period from September 16, 2013 through July 31, 2014, NYSE Arca Tech 100 Index paid investment advisory fees to NFA in the amounts listed below.

Fund	Amount
NYSE Arca Tech 100 Index	$809,651

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

177

Notes to Financial Statements (Continued)

October 31, 2014

Prior to September 16, 2013, the Predecessor Fund was managed by, and paid investment advisory fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund paid investment management fees to HighMark in the amount listed below.

Fund	Amount
NYSE Arca Tech 100 Index	$105,499

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the table below until February 28, 2015.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

Effective September 16, 2013, NYSE Arca Tech 100 Index has entered into a written Expense Limitation Agreement that limit it’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts until November 30, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
NYSE Arca Tech 100 Index	1.08%	1.68%	0.83%	0.68%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 had no cumulative potential reimbursements. For the periods from September 16, 2013 through July 31, 2014 and August 1, 2014 through October 31, 2014, NYSE Arca Tech 100 Index had no cumulative potential reimbursements in which NFA waived fees or reimbursed expenses, respectively.

During the period ended October 31, 2014, no amounts were reimbursed by the Funds to NFA pursuant to the Expense Limitation Agreement.

For the period from August 1, 2013 through September 15, 2013, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any,

178

Notes to Financial Statements (Continued)

October 31, 2014

extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Predecessor Fund in order to limit the Predecessor Fund from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
NYSE Arca Tech 100 Index	$4,903

For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund was subject to a recoupment plan under HighMark (“Predecessor Plan”). Under the Predecessor Plan, HighMark was able to recoup from the Predecessor Fund any of the fees and expenses it waived until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurred, subject to certain limitations. Effective September 16, 2013, the Predecessor Plan was terminated.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2014, NFM received $2,268,097 in fees from Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index under the Joint Fund Administration and Transfer Agency Agreement. For the periods from September 16, 2013 through July 31, 2014 and August 1, 2014 through October 31, 2014, NFM received $52,830 and $36,699, respectively, from NYSE Arca Tech 100 Index under the Joint Fund Administration and Transfer Agency Agreement.

For the period from August 1, 2013 through September 15, 2013, NYSE Arca Tech 100 Index was a series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Predecessor Fund in the amounts listed below.

Fund	Amount
NYSE Arca Tech 100 Index	$75,021

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

179

Notes to Financial Statements (Continued)

October 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index’s aggregate portion of such costs amounted to $19,526. For the period from September 16, 2013 through July 31, 2014, NYSE Arca Tech Index’s portion of such costs amounted to $259. For the period from August 1, 2014 through October 31, 2014, NYSE Arca Tech 100 Index’s portion of such costs amounted to $193.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class C Shares	Class R Shares	Service Class Shares
Bond Index	0.25%	1.00%	N/A	N/A
International Index	0.25%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	0.50%	N/A
NYSE Arca Tech 100 Index	0.25%	1.00%	N/A	N/A

N/A — Not Applicable.

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Predecessor Fund was party to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed the Predecessor Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to the Predecessor Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 1.00% of the daily net assets attributable to the Predecessor Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund paid distribution fees to the Distributor in the amounts listed below.

Fund	Amount
NYSE Arca Tech 100 Index	$86,564

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. During the period ended October 31, 2014, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index Class A sales charges ranged from 0.00% to 5.75%, and Bond Index Class A sales charges ranged from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index imposed front-end sales charges of $104,678. For the period from August 1, 2014 through October 31, 2014 NYSE Arca Tech 100 Index imposed front-end sales charges of $99,545. For the period from September 16, 2013 through July 31, 2014, NYSE Arca Tech 100 Index imposed front-end sales charges of $264,077. For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund imposed front-end sales charges of $13,456.

180

Notes to Financial Statements (Continued)

October 31, 2014

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B, and Class C shares. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index and Small Cap Index based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs ranged from 1.00% to 5.00% for all Funds, based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class C CDSCs were 1.00% for all Funds based on the original purchase price or the current market value of the shares being redeemed. During the year ended October 31, 2014, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index imposed CDSCs of $4,208. For the period from August 1, 2014 through October 31, 2014 NYSE Arca Tech 100 Index imposed CDSCs of $90. For the period from September 16, 2013 through July 31, 2014, NYSE Arca Tech 100 Index imposed CDSCs of $884. For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund imposed CDSCs of $272.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

For the period August 1, 2013 through September 15, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary, Class A or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class of shares of the Predecessor Fund. The service providers had agreed to waive a portion of their fees for certain classes of the Predecessor Fund for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

For the periods ended October 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Service Class Shares
Bond Index	0.15%	0.05%	N/A	—	N/A
International Index	0.15	0.08	—	N/A	N/A
Mid Cap Market Index	0.16	0.07	0.09%	N/A	N/A
S&P 500 Index	0.15	0.05	0.25	0.25%	0.25%
Small Cap Index	0.15	0.07	0.01	N/A	N/A
NYSE Arca Tech 100 Index(a)	0.12	0.08	N/A	0.16	N/A

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.

181

Notes to Financial Statements (Continued)

October 31, 2014

For the year ended July 31, 2014, the effective rates for administrative services fees net of waivers were as follows:

Fund	Class A	Class B (a)	Class C	Institutional Service Class (b)
NYSE Arca Tech 100 Index	0.12%	0.25%	0.03%	0.13%

(a)	For the period August 1, 2013 through September 15, 2013.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

During the period from September 16, 2013 through July 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Institutional Service Class
NYSE Arca Tech 100 Index	0.11%	0.04%	0.13%

For the periods ended July 31, 2014 and October 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

	Amount
Fund	Period Ended July 31,2014		Year Ended October 31, 2014
Bond Index	N/A		$234,330
International Index	N/A		297,973
Mid Cap Market Index	N/A		515,990
S&P 500 Index	N/A		1,665,160
Small Cap Index	N/A		222,316
NYSE Arca Tech 100 Index	$272,119	(a)	91,001	(b)

N/A — Not Applicable.

(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.

As of October 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	94.47%
International Index	95.89
Mid Cap Market Index	82.75
S&P 500 Index	—
Small Cap Index	89.65
NYSE Arca Tech 100 Index	—

182

Notes to Financial Statements (Continued)

October 31, 2014

4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the period ended October 31, 2014 were as follows:

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at October 31, 2014
Nationwide Financial Services, Inc.	$73,969	$—	$—	$5,063	$—	$77,813

Amounts designated as “—” are zero or have been rounded to zero.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. Effective July 17, 2014 the NYSE Arca Tech 100 Index was added to the credit agreement. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the period ended October 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2014, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$1,948,387,927	$2,065,040,780
International Index	127,782,703	99,430,893
Mid Cap Market Index	171,280,522	236,236,881
S&P 500 Index	97,055,828	278,141,457
Small Cap Index	144,302,678	153,126,305
NYSE Arca Tech 100 Index (a)	17,986,986	10,853,473

(a)	For the period from August 1, 2014 through October 31, 2014.

For the year ended October 31, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond Index	$159,711,040	$189,538,317

183

Notes to Financial Statements (Continued)

October 31, 2014

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

Bond Index, along with certain series of Nationwide Variable Insurance Trust, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund. As with investments in any money market fund, the Funds investments of cash in the Fidelity Institutional Money Market Fund are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund may decline in value, causing losses to the Funds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9. Regulatory Items

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

184

Notes to Financial Statements (Continued)

October 31, 2014

10.  Other

As of October 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	66.69%	4	(a)
International Index	63.56	3	(a)
Mid Cap Market Index	47.61	3	(a)
S&P 500 Index	34.67	2
Small Cap Index	59.32	3	(a)
NYSE Arca Tech 100 Index	45.50	3

(a)	Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the period ended October 31, 2014, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Bond Index	—
International Index	—
Mid Cap Market Index	—
S&P 500 Index	—
Small Cap Index	—
NYSE Arca Tech 100 Index(a)	$917

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.

12.  Reorganization

NYSE Arca Tech 100 Index commenced operations on September 16, 2013 as a result of a tax free reorganization in which the Fund acquired all of the assets, subject to all liabilities and obligations of the Predecessor Fund. Class A, Class C, and Fiduciary shareholders of the Predecessor Fund received Class A , Class C, Institutional Service Class shares, respectively, of the NYSE Arca Tech 100 Index with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the Predecessor Fund immediately prior to the reorganization. The Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the NYSE Arca Tech 100 Index reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in the NYSE Arca Tech 100 Index’s financial statements and financial highlights.

185

Notes to Financial Statements (Continued)

October 31, 2014

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding Fund as noted below:

Fund/Class	Shares	Value
NYSE Arca Tech 100 Index
Class A	4,822,175	$214,618,126
Class B(a)	63,898	2,546,789
Class C	349,669	14,192,831
Institutional Service Class(b)	423,576	19,044,498

(a)	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Class Shares.

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$20,868,566	$16,518,316	$37,386,882	$—	$37,386,882
International Index	57,453,020	—	57,453,020	—	57,453,020
Mid Cap Market Index	16,696,670	46,882,665	63,579,335	—	63,579,335
S&P 500 Index	51,022,797	177,197,700	228,220,497	—	228,220,497
Small Cap Index	13,143,066	39,920,744	53,063,810	—	53,063,810
NYSE Arca Tech 100 Index (a)	12,858	—	12,858	—	12,858
*	Ordinary income amounts include net short-term capital gains, if any.

(a)	For the period from August 1, 2014 through October 31, 2014.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
NYSE Arca Tech 100 Index	$811,326	$—	$811,326	$—	$811,326

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

186

Notes to Financial Statements (Continued)

October 31, 2014

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$33,244,392	$7,655,759	$40,900,151	$—	$40,900,151
International Index	51,777,677	—	51,777,677	—	51,777,677
Mid Cap Market Index	16,625,204	35,717,672	52,342,876	—	52,342,876
S&P 500 Index	47,045,440	20,617,796	67,663,236	—	67,663,236
Small Cap Index	10,270,040	18,141,410	28,411,450	—	28,411,450

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
NYSE Arca Tech 100 Index	$271,184	$—	$271,184	$—	$271,184

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$4,747,651	$6,499,635	$11,247,286	$(1,583,382)	$—	$26,457,150	$36,121,054
International Index	18,343,872	5,154,434	23,498,306	—	—	180,633,576	204,131,882
Mid Cap Market Index	7,628,935	82,590,732	90,219,667	—	—	377,235,256	467,454,923
S&P 500 Index	18,273,445	100,962,858	119,236,303	—	—	1,021,332,718	1,140,569,021
Small Cap Index	8,865,633	48,483,886	57,349,519	—	—	174,519,536	231,869,055
NYSE Arca Tech 100 Index	721,667	—	721,667	—	(31,279,306)	140,393,958	109,836,319

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

187

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$852,052,019	$29,747,185	$(3,290,035)	$26,457,150
International Index	1,546,211,483	368,670,838	(187,911,018)	180,759,820
Mid Cap Market Index	939,965,598	423,329,035	(46,093,777)	377,235,258
S&P 500 Index	1,645,951,164	1,092,159,158	(70,826,440)	1,021,332,718
Small Cap Index	688,460,289	233,990,504	(59,470,968)	174,519,536
NYSE Arca Tech 100 Index	173,637,081	144,008,692	(3,614,734)	140,393,958

As of October 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
NYSE Arca Tech 100 Index	$14,282,341	2015
NYSE Arca Tech 100 Index	16,996,965	2016

During the year ended October 31, 2014, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
International Index	$1,344,732	$—
NYSE Arca Tech 100 Index	1,333,872	31,575,670

Amounts designated as “—” are zero or have rounded to zero.

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

188

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (six series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, underlying funds’ transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The statement of changes in net assets and the financial highlights of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statement and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

189

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	70.43%
S&P 500 Index	98.45
Small Cap Index	55.76
NYSE Arca Tech 100 Index	100.00

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond Index	$16,518,316
Mid Cap Market Index	46,882,665
S&P 500 Index	177,197,700
Small Cap Index	39,920,744

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$67,818,464	$0.3145

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$2,521,623	$0.0117

190

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

191

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

192

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

193

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

194

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

195

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

196

Market Index Definitions (con’t.)

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

197

Market Index Definitions (con’t.)

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

198

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

199

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

200

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2014

AR-IDX 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Bailard Technology & Science Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide HighMark Balanced Fund

Nationwide HighMark Large Cap Core Equity Fund

Nationwide HighMark Large Cap Growth Fund

Nationwide HighMark Small Cap Core Fund

Nationwide HighMark Value Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Bailard Cognitive Value Fund (Class M) returned 3.79%** versus 4.10% for its benchmark, the Russell 2000® Value Index, and 5.22% for its former benchmark, the S&P SmallCap 600® Value Index.† For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 311 funds as of October 31, 2014) was 2.71% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Bailard utilizes a proprietary multifactor model, the Behavioral Ranking Model (“BRM” or the “model”), to aid in portfolio construction. Under this model, there are two primary determinants of the Fund’s relative performance. One is how well Bailard’s BRM is working, and the other is how successfully the model’s signals are translated into Fund performance.

Changes were made to the model in 2012 to improve performance, with implementation of those changes to the Fund taking place between the fall of 2013 and March of 2014. Throughout the modification process, realizable performance moved closer to actual BRM performance. For the three-month reporting period, the portfolio outperformed the BRM in two of the three months.

Ideally, the Fund would make no sector or subsector bets at all, as we believe that stock selection holds much greater potential for excess return, and that effort on the margin is better spent on improving stock selection than in attempting sector rotation. Unfortunately, tracking error without making sector bets tends to max out at around 4.5%, which is below the typical small-capitalization value managers’ 6.5% tracking error. As a result, we optimize to 24 economic subsectors, allowing up to +/-2% deviation from the average small-cap value competitor’s weight in each. Stock selection then overweights or underweights each subsector depending upon the abundance or scarcity of high BRM scores within. Because we are making sector bets by default and not conscious choice, which sectors happened to outperform or underperform is strictly a byproduct of overall BRM efficacy and our ability to capture that in the portfolio.

For the reporting period, an overweighting in the Fund to insurance and an underweight in media were the largest performance contributors to the Fund versus the Russell 2000 Value Index. MainSource Financial Group, Inc. and Citi Trends, Inc. were the largest individual stock performance contributors. In MainSource Financial’s case this was largely due to the timing of the period, as August 1 corresponded with a low point in the stock’s price. Citi Trends had a substantial positive earnings surprise during the reporting period, which helped to boost this Fund holding’s stock price.

For the reporting period, an underweight in banks and real estate investment trusts (REITs) proved to be the largest performance detractors within the Fund versus the Russell 2000 Value Index. VSE Corp. and Enzon Pharmaceuticals, Inc. were the largest performance detractors for the Fund from individual stocks. In VSE’s case this was due to a large negative earnings surprise. In the case of Enzon Pharmaceuticals, the stock was volatile throughout the reporting period.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Cognitive Value Fund, the Fund’s predecessor fund.

† The Fund’s benchmark changed to the Russell 2000® Value Index effective February 3, 2014. Based on discussions with the Fund’s subadviser, Nationwide Fund Advisors believes that this benchmark better represents the Fund’s investment style and holdings than its former benchmark.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. Value funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Bailard Cognitive Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Bailard Cognitive Value Fund (Class M) returned 3.79%, underperforming its current benchmark, the Russell 2000 Value Fund, by 0.31% and outperforming the Lipper peer category median by 1.08%

•	For the reporting period, an overweighting in the Fund to insurance and an underweight in media were the largest performance contributors to the Fund versus the Russell 2000 Value Index

•	For the reporting period, an underweight in banks and real estate investment trusts (REITs) proved to be the largest performance detractors within the Fund versus the Russell 2000 Value Index

Asset Allocation†

Common Stocks	94.6%
Exchange Traded Funds	2.8%
Repurchase Agreement	0.7%
Mutual Fund	0.1%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries††

Banks	9.7%
Real Estate Investment Trusts (REITs)	8.9%
Insurance	7.5%
Metals & Mining	6.7%
Health Care Providers & Services	5.6%
Machinery	5.4%
Electronic Equipment, Instruments & Components	4.9%
Electric Utilities	4.9%
Information Technology Services	3.8%
Professional Services	3.6%
Other Industries*	39.0%
100.0%

Top Holdings††

Worthington Industries, Inc.	2.9%
Hurco Cos., Inc.	2.8%
Benchmark Electronics, Inc.	2.8%
Insteel Industries, Inc.	2.6%
PharMerica Corp.	2.5%
OmniVision Technologies, Inc.	2.4%
Cato Corp. (The), Class A	2.4%
Tesco Corp.	2.3%
MainSource Financial Group, Inc.	2.3%
PNM Resources, Inc.	2.3%
Other Holdings*	74.7%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

5

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	3.78%	13.16%	17.04%	8.09%	—
	w/SC3	(2.21)%	6.66%	15.72%	7.48%	—
Class C1	w/o SC2	3.40%	12.27%	16.30%	7.42%	—
	w/SC4	2.40%	11.27%	16.30%	7.42%	—
Class M1,5		3.79%	13.50%	17.50%	8.52%	—
Institutional Service Class[1,5,6]		3.78%	13.33%	17.37%	8.43%	—
Institutional Class[5]		3.79%	13.49%	—	—	12.72%	[7]
Russell 2000® Value Index		4.10%	7.89%	16.15%	7.81%	—
S&P SmallCap 600 Value Index		5.22%	10.51%	18.81%	9.38%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.54%	1.48%
Class C	2.04%	2.04%
Class M	1.04%	1.04%
Institutional Service Class	1.29%	1.23%
Institutional Class	1.04%	1.04%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index (current benchmark), the S&P SmallCap 600® Value Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Cognitive Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,052.90	6.78	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.60	6.67	1.31
Class C Shares	Actual	(a)	1,000.00	1,047.20	10.47	2.03
	Hypothetical	(a)(b)	1,000.00	1,014.97	10.31	2.03
Class M Shares	Actual	(a)	1,000.00	1,054.70	5.28	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02
Institutional Service Class Shares	Actual	(a)	1,000.00	1,053.40	5.28	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02
Institutional Class Shares	Actual	(a)	1,000.00	1,053.90	5.33	1.03
	Hypothetical	(a)(b)	1,000.00	1,020.01	5.24	1.03

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2014

Nationwide Bailard Cognitive Value Fund

Common Stocks 94.6%

	Shares	Market Value

Airlines 0.6%
JetBlue Airways Corp.*	45,600	$526,224

Auto Components 1.5%
Cooper Tire & Rubber Co.	38,300	1,233,643
Sypris Solutions, Inc.	47,299	161,290

		1,394,933

Banks 9.6%
Associated Banc-Corp.	65,500	1,231,400
Banner Corp.	15,100	652,622
Fidelity Southern Corp.	20,800	319,280
First Busey Corp.	257,298	1,608,112
First Business Financial Services, Inc.	5,800	272,194
Heritage Commerce Corp.	30,000	261,000
MainSource Financial Group, Inc.	116,969	2,127,666
MidSouth Bancorp, Inc.	16,800	318,192
Northrim BanCorp, Inc.	55,491	1,603,690
Pacific Continental Corp.	6,900	99,498
Suffolk Bancorp	23,700	544,152

		9,037,806

Biotechnology 0.5%
Enzon Pharmaceuticals, Inc.	221,778	197,382
United Online, Inc.	22,500	252,450

		449,832

Building Products 2.6%
Insteel Industries, Inc.	102,049	2,432,848

Capital Markets 1.7%
FBR & Co.*	20,000	482,800
Piper Jaffray Cos.*	20,100	1,134,846

		1,617,646

Commercial Services & Supplies 0.6%
Kimball International, Inc., Class B	29,000	521,420

Communications Equipment 1.2%
Polycom, Inc.*	84,900	1,110,492

Diversified Financial Services 0.2%
MicroFinancial, Inc.	20,600	172,834

Electric Utilities 4.8%
PNM Resources, Inc.	73,600	2,123,360
Portland General Electric Co.	23,200	844,712
UIL Holdings Corp.	37,600	1,546,864

		4,514,936

Electrical Equipment 0.7%
SL Industries, Inc.*	15,305	688,725

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 4.8%
Benchmark Electronics, Inc.*	108,300	$2,568,876
Insight Enterprises, Inc.*	33,200	755,300
Sanmina Corp.*	47,500	1,190,825

		4,515,001

Energy Equipment & Services 2.7%
Newpark Resources, Inc.*	39,900	456,057
Tesco Corp.	112,300	2,138,192

		2,594,249

Food Products 1.0%
Sanderson Farms, Inc. (a)	10,900	915,382

Health Care Providers & Services 5.5%
InfuSystems Holdings, Inc.*	327,900	1,291,926
LifePoint Hospitals, Inc.*	15,700	1,099,000
PharMerica Corp.*	81,100	2,326,759
Triple-S Management Corp., Class B*	22,700	502,578

		5,220,263

Hotels, Restaurants & Leisure 0.8%
Ark Restaurants Corp.	15,024	331,129
Penn National Gaming, Inc.*	17,500	229,075
Wendy’s Co. (The)	29,300	234,986

		795,190

Household Durables 1.3%
Bassett Furniture Industries, Inc.	4,423	76,872
ZAGG, Inc.*	172,500	1,159,200

		1,236,072

Information Technology Services 3.7%
Global Cash Access Holdings, Inc.*	288,400	2,102,436
Hackett Group, Inc. (The)	48,524	340,153
NCI, Inc., Class A*	106,400	1,083,152

		3,525,741

Insurance 7.4%
Argo Group International Holdings Ltd.	8,800	491,040
Aspen Insurance Holdings Ltd.	30,850	1,345,986
Endurance Specialty Holdings Ltd.	21,300	1,234,335
First Acceptance Corp.*	84,700	216,832
Hanover Insurance Group, Inc. (The)	29,862	1,998,962
Selective Insurance Group, Inc.	40,700	1,050,874
United Insurance Holdings Corp.	33,800	662,480

		7,000,509

Machinery 5.3%
Hurco Cos., Inc.	67,540	2,602,316
LS Starrett Co. (The), Class A	37,152	549,107
MFRI, Inc.*	150,544	1,372,961
Miller Industries, Inc.	6,000	118,620
NN, Inc.	15,300	382,500

		5,025,504

9

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Marine 0.4%
Costamare, Inc. (a)	16,100	$331,177

Metals & Mining 6.6%
Commercial Metals Co.	112,000	1,936,480
Dominion Diamond Corp.*	30,000	420,300
TimkenSteel Corp.	30,000	1,217,400
Worthington Industries, Inc.	69,000	2,666,850

		6,241,030

Oil, Gas & Consumable Fuels 2.0%
Adams Resources & Energy, Inc.	10,600	445,730
REX American Resources Corp.*	19,600	1,426,096

		1,871,826

Paper & Forest Products 0.6%
Schweitzer-Mauduit International, Inc.	14,200	611,452

Professional Services 3.5%
CRA International, Inc.*	46,873	1,406,190
Heidrick & Struggles International, Inc.	41,900	872,358
Korn/Ferry International*	37,848	1,057,095

		3,335,643

Real Estate Investment Trusts (REITs) 8.8%
Agree Realty Corp.	17,800	544,858
American Assets Trust, Inc.	10,300	394,902
DCT Industrial Trust, Inc.	45,800	392,506
DuPont Fabros Technology, Inc.	40,500	1,254,285
Franklin Street Properties Corp.	64,400	772,156
Geo Group, Inc. (The)	46,630	1,862,402
One Liberty Properties, Inc.	46,000	1,052,940
Post Properties, Inc.	20,300	1,135,582
PS Business Parks, Inc.	4,400	370,568
Urstadt Biddle Properties, Inc., Class A	22,700	491,001

		8,271,200

Road & Rail 0.9%
ArcBest Corp.	16,900	654,030
PAM Transportation Services, Inc.*	5,599	240,645

		894,675

Semiconductors & Semiconductor Equipment 3.2%
Integrated Device Technology, Inc.*	46,100	756,501
OmniVision Technologies, Inc.*	84,500	2,262,910

		3,019,411

Software 1.5%
Perfect World Co., Ltd., ADR-CN	24,900	517,422
TeleCommunication Systems, Inc., Class A*	302,852	872,214

		1,389,636

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 3.5%
Cato Corp. (The), Class A	63,100	$2,250,777
Citi Trends, Inc.*	46,604	1,055,581

		3,306,358

Technology Hardware, Storage & Peripherals 0.8%
Lexmark International, Inc., Class A	16,400	707,824

Textiles, Apparel & Luxury Goods 3.5%
Columbia Sportswear Co.	32,700	1,260,258
Skechers U.S.A., Inc., Class A*	37,800	2,069,550

		3,329,808

Thrifts & Mortgage Finance 2.6%
First Defiance Financial Corp.	34,100	1,044,483
WSFS Financial Corp.	18,040	1,418,846

		2,463,329

Trading Companies & Distributors 0.2%
Fly Leasing Ltd., ADR-IE	16,300	201,794

Total Common Stocks (cost $83,591,556)		89,270,770

Exchange Traded Funds 2.8%
Equity Funds 2.8%
Guggenheim S&P Smallcap 600 Pure Value ETF	15,000	939,600
Vanguard Small-Cap Value ETF	16,500	1,725,570

		2,665,170

Total Exchange Traded Funds (cost $2,261,712)		2,665,170

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund —Institutional Class, 0.08% (b)(c)	92,139	92,139

Total Mutual Fund (cost $92,139)		92,139

10

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard Cognitive Value Fund (Continued)

Repurchase Agreement 0.7%

	Principal Amount	Market Value

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $640,558, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 -11/30/18; total market value $653,364. (c)(d)	$640,553	$640,553

Total Repurchase Agreement (cost $640,553)		640,553

Total Investments (cost $86,585,960) (e) — 98.2%		92,668,632

Other assets in excess of liabilities — 1.8%		1,722,802

NET ASSETS — 100.0%		$94,391,434

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $717,686.

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $732,692.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

ETF	Exchange Traded Fund

IE	Ireland

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

October 31, 2014

Nationwide Bailard Cognitive Value Fund
Assets:
Investments, at value *(cost $85,945,407)	$92,028,079
Repurchase agreement, at value (cost $640,553)	640,553

Total Investments, at value (total cost $86,585,960)	92,668,632

Cash	2,373,828
Dividends receivable	73,164
Security lending income receivable	2,693
Receivable for investments sold	7,766,861
Receivable for capital shares issued	50,169
Prepaid expenses	22,579

Total Assets	102,957,926

Liabilities:
Payable for investments purchased	7,697,814
Payable for capital shares redeemed	18,022
Payable upon return of securities loaned (Note 2)	732,692
Accrued expenses and other payables:
Investment advisory fees	55,373
Fund administration fees	8,888
Distribution fees	6,777
Administrative servicing fees	1,014
Accounting and transfer agent fees	3,137
Trustee fees	319
Custodian fees	365
Compliance program costs (Note 3)	1,272
Professional fees	28,075
Printing fees	10,724
Other	2,020

Total Liabilities	8,566,492

Net Assets	$94,391,434

Represented by:
Capital	$78,167,126
Accumulated undistributed net investment income	212,829
Accumulated net realized gains from investments	9,928,807
Net unrealized appreciation/(depreciation) from investments	6,082,672

Net Assets	$94,391,434

Net Assets:
Class A Shares	$1,846,817
Class C Shares	570,802
Class M Shares	91,669,452
Institutional Service Class Shares	292,928
Institutional Class Shares	11,435

Total	$94,391,434

*	Includes value of securities on loan of $717,686 (Note 2).

12

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Bailard Cognitive Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	134,532
Class C Shares	43,637
Class M Shares	6,692,739
Institutional Service Class Shares	21,359
Institutional Class Shares	835

Total	6,893,102

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.73
Class C Shares (b)	$13.08
Class M Shares	$13.70
Institutional Service Class Shares	$13.71
Institutional Class Shares	$13.69
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.57

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statements of Operations

	Nationwide Bailard Cognitive Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$404,755	$1,930,085
Income from securities lending (Note 2)	8,064	19,165
Interest income	445	39
Foreign tax withholding	(388)	(2,728)

Total Income	412,876	1,946,561

EXPENSES:
Investment advisory fees	192,293	788,408
Fund administration fees	27,497	130,275
Distribution fees Class A	816	2,822
Distribution fees Class C	27,499	104,128
Administrative servicing fees Class A	69	1,422
Administrative servicing fees Class C	–	324
Administrative servicing fees Institutional Service Class (b)	12	1,939
Registration and filing fees	22,302	56,519
Professional fees	23,756	34,026
Printing fees	8,937	15,605
Trustee fees	787	2,672
Custodian fees	1,225	4,123
Accounting and transfer agent fees	5,573	9,849
Compliance program costs (Note 3)	–	1,748
Other	665	12,913

Total expenses before earnings credit, fees waived, and expenses reimbursed	311,431	1,166,773

Earnings credit (Note 5)	–	(150)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(141)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3)(b)	–	(235)
Expenses reimbursed by adviser (Note 3)	(8,533)	(3,943)

Net Expenses	302,898	1,162,304

NET INVESTMENT INCOME	109,978	784,257

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,313,232	10,481,797
Net change in unrealized appreciation/(depreciation) from investments	627,118	(922,140)

Net realized/unrealized gains from investments	2,940,350	9,559,657

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,050,328	$10,343,914

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$109,978	$784,257		$1,330,136
Net realized gains from investments	2,313,232	10,481,797		22,104,698
Net change in unrealized appreciation/(depreciation) from investments	627,118	(922,140)		1,516,351

Change in net assets resulting from operations	3,050,328	10,343,914		24,951,185

Distributions to Shareholders From:
Net investment income:
Class A	–	(8,779)		(5,466)
Class C	–	(142,234)		(1,418)
Class M	–	(1,159,326)		(975,185)
Institutional Service Class (b)	–	(12,903)		(35,776)
Institutional Class	–	(129	)(c)	–
Net realized gains:
Class A	–	(204,658)		–
Class C	–	(2,644,093)		–
Class M	–	(17,530,044)		–
Institutional Service Class (b)	–	(246,368)		–
Institutional Class	–	(1,945	)(c)	–

Change in net assets from shareholder distributions	–	(21,950,479)		(1,017,845)

Change in net assets from capital transactions	(11,186,687)	17,352,778		(9,217,565)

Change in net assets	(8,136,359)	5,746,213		14,715,775

Net Assets:
Beginning of period	102,527,793	96,781,580		82,065,805

End of period	$94,391,434	$102,527,793		$96,781,580

Accumulated undistributed net investment income at end of period	$212,829	$102,851		$509,622

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$775,793	$316,147		$493,322 (d)
Dividends reinvested	–	187,155		4,699
Cost of shares redeemed	(79,599)	(413,516)		(205,914)

Total Class A Shares	696,194	89,786		292,107

Class C Shares (Note 12)
Proceeds from shares issued	503,538	15,698,391		125,270 (d)
Dividends reinvested	–	2,776,516		1,190
Cost of shares redeemed	(12,047,163)	(4,562,217)		(102,342)

Total Class C Shares	(11,543,625)	13,912,690		24,118

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(d)	Includes redemption fees. See Note 4 for further information.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class M Shares (Note 12)
Proceeds from shares issued	$1,737,721	$7,493,203	$6,055,974 (d)
Dividends reinvested	–	16,892,388	866,070
Cost of shares redeemed	(1,921,960)	(19,651,113)	(12,514,797)

Total Class M Shares	(184,239)	4,734,478	(5,592,753)

Institutional Service Class Shares (Note 12) (b)
Proceeds from shares issued	2,707	64,180	1,303,454 (d)
Dividends reinvested	–	234,018	30,635
Cost of shares redeemed	(157,724)	(1,694,448)	(5,275,126)

Total Institutional Service Class Shares	(155,017)	(1,396,250)	(3,941,037)

Institutional Class Shares
Proceeds from shares issued	–	10,000 (c)	–
Dividends reinvested	–	2,074 (c)	–
Cost of shares redeemed	–	– (c)	–

Total Institutional Class Shares	–	12,074 (c)	–

Change in net assets from capital transactions	$(11,186,687)	$17,352,778	$(9,217,565)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	57,271	23,095	36,204
Reinvested	–	15,020	383
Redeemed	(6,046)	(29,775)	(15,249)

Total Class A Shares	51,225	8,340	21,338

Class C Shares (Note 12)
Issued	39,115	1,069,693	9,595
Reinvested	–	232,150	100
Redeemed	(983,814)	(351,995)	(7,810)

Total Class C Shares	(944,699)	949,848	1,885

Class M Shares (Note 12)
Issued	129,622	548,913	455,168
Reinvested	–	1,360,746	70,873
Redeemed	(141,931)	(1,436,347)	(922,037)

Total Class M Shares	(12,309)	473,312	(395,996)

Institutional Service Class Shares (Note 12) (b)
Issued	201	5,024	98,683
Reinvested	–	18,826	2,507
Redeemed	(11,608)	(120,659)	(412,288)

Total Institutional Service Class Shares	(11,407)	(96,809)	(311,098)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(d)	Includes redemption fees. See Note 4 for further information.

16

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Issued	–	668	(c)	–
Reinvested	–	167	(c)	–
Redeemed	–	–	(c)	–

Total Institutional Class Shares	–	835	(c)	–

Total change in shares	(917,190)	1,335,526		(683,871)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$13.24	0.01	0.48		0.49	—	–	–	–	$13.73	3.70%	(i)	$1,846,817	1.38%	0.22%		1.38%	80.17%
Year Ended July 31, 2014 (g)	$14.97	0.06	1.24		1.30	(0.12)	(2.91)	(3.03)	–	$13.24	10.00%	(i)	$1,102,616	1.37%	0.46%		1.38%	286.05%
Year Ended July 31, 2013 (g)	$11.48	0.14	3.45		3.59	(0.10)	–	(0.10)	–	$14.97	31.48%		$1,122,377	1.47%	1.09%		1.58%	339.00%
Year Ended July 31, 2012 (g)	$11.51	0.03	(0.01)		0.02	(0.05)	–	(0.05)	–	$11.48	0.21%		$615,772	1.47%	0.23%		1.60%	268.00%
Year Ended July 31, 2011 (g)	$9.37	0.07	2.19		2.26	(0.12)	–	(0.12)	–	$11.51	24.05%		$961,056	1.47%	0.60%		1.58%	216.00%
Year Ended July 31, 2010 (g)	$7.89	0.03	1.50%	(j)	1.53	(0.05)	–	(0.05)	–	$9.37	19.60%	(j)	$654,681	1.45%	0.34%		1.58%	152.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$12.65	(0.01)	0.44		0.43	–	–	–	–	$13.08	3.40%		$570,802	2.09%	(0.44%	)	2.11%	80.17%
Year Ended July 31, 2014 (g)	$14.55	(0.02)	1.19		1.17	(0.16)	(2.91)	(3.07)	–	$12.65	9.25%		$12,501,150	1.99%	(0.14%	)	1.99%	286.05%
Year Ended July 31, 2013 (g)	$11.17	0.06	3.36		3.42	(0.04)	–	(0.04)	–	$14.55	30.67%		$559,903	2.07%	0.49%		2.08%	339.00%
Year Ended July 31, 2012 (g)	$11.20	(0.04)	0.01		(0.03)	–	–	–	–	$11.17	(0.27%	)	$408,689	2.07%	(0.37%	)	2.10%	268.00%
Year Ended July 31, 2011 (g)	$9.11	–	2.12		2.12	(0.03)	–	(0.03)	–	$11.20	23.30%		$567,831	2.07%	–		2.08%	216.00%
Year Ended July 31, 2010 (g)	$7.68	(0.02)	1.47%	(j)	1.45	(0.02)	–	(0.02)	–	$9.11	18.92%	(j)	$520,057	2.05%	(0.26%	)	2.08%	152.00%

Class M Shares
Period Ended October 31, 2014 (g)(h)	$13.20	0.02	0.48		0.50	–	–	–	–	$13.70	3.79%		$91,669,452	1.07%	0.54%		1.11%	80.17%
Year Ended July 31, 2014 (g)	$14.95	0.12	1.23		1.35	(0.19)	(2.91)	(3.10)	–	$13.20	10.38%		$88,479,981	1.00%	0.85%		1.01%	286.05%
Year Ended July 31, 2013 (g)	$11.47	0.19	3.44		3.63	(0.15)	–	(0.15)	–	$14.95	31.94%		$93,162,527	1.07%	1.49%		1.08%	339.00%
Year Ended July 31, 2012 (g)	$11.51	0.07	–		0.07	(0.11)	–	(0.11)	–	$11.47	0.71%		$75,990,508	1.07%	0.63%		1.10%	268.00%
Year Ended July 31, 2011 (g)	$9.37	0.11	2.18		2.29	(0.15)	–	(0.15)	–	$11.51	24.54%		$87,921,410	1.07%	1.00%		1.08%	216.00%
Year Ended July 31, 2010 (g)	$7.87	0.06	1.51%	(j)	1.57	(0.07)	–	(0.07)	–	$9.37	20.08%	(j)	$70,390,248	1.05%	0.74%		1.08%	152.00%

Institutional Service Class Shares (k)
Period Ended October 31, 2014 (g)(h)	$13.22	0.02	0.47		0.49	–	–	–	–	$13.71	3.71%	(i)	$292,928	1.11%	0.50%		1.11%	80.17%
Year Ended July 31, 2014 (g)	$14.95	0.10	1.23		1.33	(0.15)	(2.91)	(3.06)	–	$13.22	10.23%	(i)	$433,029	1.14%	0.75%		1.16%	286.05%
Year Ended July 31, 2013 (g)	$11.46	0.18	3.45		3.63	(0.14)	–	(0.14)	–	$14.95	31.93%		$1,936,773	1.14%	1.42%		1.33%	339.00%
Year Ended July 31, 2012 (g)	$11.50	0.06	–		0.06	(0.10)	–	(0.10)	–	$11.46	0.60%		$5,050,836	1.16%	0.54%		1.35%	268.00%
Year Ended July 31, 2011 (g)	$9.36	0.09	2.19		2.28	(0.14)	–	(0.14)	–	$11.50	24.32%		$5,075,223	1.21%	0.86%		1.33%	216.00%
Year Ended July 31, 2010 (g)	$7.87	0.06	1.50%	(j)	1.56	(0.07)	–	(0.07)	–	$9.36	20.06%	(j)	$2,230,226	1.13%	0.66%		1.33%	152.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$13.19	0.02	0.48		0.50	–	–	–	–	$13.69	3.79%		$11,435	1.07%	0.53%		1.10%	80.17%
Period Ended July 31, 2014 (g)(l)	$14.97	0.09	1.23		1.32	(0.19)	(2.91)	(3.10)	–	$13.19	10.15%		$11,017	0.99%	0.76%		0.99%	286.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing amonth the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j)	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(l)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

18

Fund Commentary	Nationwide Bailard Emerging Markets Equity Fund

For the period from the Fund’s inception on March 31, 2014, through October 31, 2014, the Nationwide Bailard Emerging Markets Equity Fund (Class M) returned 5.90% versus 4.08% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Funds (consisting of 829 funds as of October 31, 2014) was 3.78% for the seven months ended October 31, 2014. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Country choices that added the most value to the Fund during the reporting period were overweight Fund positions in India and Egypt, and an underweight position in Korea. India’s market was boosted by hopes for the new, growth-friendly Modi Narendra government, while Egypt’s business establishment seemed content with the country’s stability. Meanwhile, weakness in the Japanese yen and slowing global growth were not favorable conditions for trade-dependent Korea.

Results in the area of stock selection for the Fund during the reporting period were strongest in Fund holdings in India and Korea as well as significant value added through Fund holdings in Thailand and Argentina. Notable individual stock outperformers for the Fund during the reporting period included auto/truck maker Tata Motors Ltd. and information technology consulting firm Infosys Technologies Ltd. in India, semiconductor manufacturer SK Hynix Inc. in South Korea and satellite communications company Samart Corp Public Co. Ltd. in Thailand.

Country allocation decisions that hurt Fund performance the most during the reporting period were overweight exposures in Turkey, Russia and frontier market Pakistan. (Russia, always a value story, became a deep value/contrarian call as Western sanctions escalated and the price of oil declined.) While stock selection within the Fund during the reporting period was positive across the majority of markets, Fund holdings in Brazil and Turkey were points of weakness. Individual stock detractors from Fund performance included electric utility CEMIG in Brazil, computer maker Inventec Corp. in Taiwan and energy equipment firm China Oilfield Services Ltd.

During the reporting period, the Fund entered into financial futures contracts to enable the Fund to more closely approximate the performance of its benchmark or for tactical hedging purposes. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, detracting slightly from performance.

Please note that the Fund has an inception date of March 31, 2014, giving it a seven-month track record. Accordingly, this abbreviated reporting period provides limited insights.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock, Peter M. Hill and Eric P. Leve

The Fund is subject to the risks of investing in equity securities and the risks associated with investing in foreign securities, specifically in emerging markets. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

19

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from the Fund’s inception on March 31, 2014, through October 31, 2014, the Nationwide Bailard Emerging Markets Equity Fund (Class M) returned 5.90%, outperforming the benchmark by 1.82% and the Lipper peer category median by 2.12%

•	Country allocation decisions that hurt Fund performance the most during the reporting period were overweight exposures in Turkey, Russia and frontier market Pakistan

•	While stock selection within the Fund during the reporting period was positive across the majority of markets, Fund holdings in Brazil and Turkey were points of weakness

Asset Allocation†

Common Stocks	88.2%
Exchange Traded Funds	6.2%
Preferred Stocks	3.3%
Other assets in excess of liabilities	2.3%
100.0%

Top Industries††

Banks	21.8%
Oil, Gas & Consumable Fuels	9.9%
Wireless Telecommunication Services	6.2%
Semiconductors & Semiconductor Equipment	5.0%
Information Technology Services	4.5%
Technology Hardware, Storage & Peripherals	3.4%
Metals & Mining	2.9%
Construction Materials	2.8%
Automobiles	2.8%
Food & Staples Retailing	2.8%
Other Industries	37.9%
100.0%

Top Holdings††

Commercial International Bank Egypt SAE	4.4%
ICICI Bank Ltd., ADR	4.0%
Infosys Ltd., ADR	3.9%
Market Vectors Vietnam ETF	3.8%
Tata Motors Ltd., ADR	2.8%
SK Hynix, Inc.,	2.6%
Lukoil OAO, ADR	2.4%
Lenovo Group Ltd.,	1.9%
FirstRand Ltd.	1.9%
Telekomunikasi Indonesia Persero Tbk PT	1.9%
Other Holdings	70.4%
100.0%

Top Countries††

India	14.7%
China	10.0%
South Korea	8.7%
Indonesia	8.2%
Russia	7.9%
Taiwan	7.1%
Brazil	6.8%
United States	6.3%
Egypt	5.8%
Thailand	5.8%
Other Countries	18.7%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

20

Fund Performance	Nationwide Bailard Emerging Markets Equity Fund

Average Annual Total Return

(For the period ended October 31, 2014)

		Inception*
Class A	w/o SC1	5.60%	[2]
	w/SC3	0.47%	[2]
Class C	w/o SC1	5.20%	[2]
	w/SC4	4.20%	[2]
Institutional Service Class[5]		5.80%	[2]
Institutional Class[5]		5.90%	[2]
Class M5		5.90%	[2]
MSCI Emerging Markets® Index		5.12%
CPI		0.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of March 31, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	2.00%	1.60%
Class C	2.75%	2.35%
Institutional Service Class	1.75%	1.35%
Institutional Class	1.50%	1.10%
Class M	1.50%	1.10%

^	Current effective prospectus dated March 25, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Bailard Emerging Markets Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Emerging Markets Equity Fund from inception through 10/31/14 versus the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) from 4/1/14 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Shareholder Expense Example	Nationwide Bailard Emerging Markets Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,052.80	8.28	1.60
	Hypothetical	(a)(b)	1,000.00	1,017.14	8.13	1.60
Class C Shares	Actual	(a)	1,000.00	1,049.90	12.09	2.34
	Hypothetical	(a)(b)	1,000.00	1,013.41	11.88	2.34
Class M Shares	Actual	(a)	1,000.00	1,055.80	5.70	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Institutional Service Class Shares	Actual	(a)	1,000.00	1,054.80	6.99	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Institutional Class Shares	Actual	(a)	1,000.00	1,055.80	5.70	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

23

Statement of Investments

October 31, 2014

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 88.2%

	Shares	Market Value

ARGENTINA 4.8%
Banks 1.8%
Banco Macro SA, ADR	10,000	$422,400
Grupo Financiero Galicia SA, ADR	15,000	220,500

		642,900

Diversified Telecommunication Services 0.8%
Telecom Argentina SA, ADR	12,000	276,840

Internet Software & Services 1.0%
MercadoLibre, Inc.	2,500	340,375

Oil, Gas & Consumable Fuels 1.2%
YPF SA, ADR	12,000	422,040

		1,682,155

BRAZIL 3.3%
Diversified Consumer Services 1.2%
Kroton Educacional SA	60,000	427,620

Electric Utilities 1.0%
Cia Energetica de Minas Gerais, ADR	60,000	346,800

Information Technology Services 0.6%
Cielo SA	12,000	197,054

Insurance 0.5%
Porto Seguro SA	15,000	179,789

		1,151,263

CHINA 9.8%
Banks 1.6%
China Construction Bank Corp., H Shares	750,000	559,574

Energy Equipment & Services 1.2%
China Oilfield Services Ltd., H Shares	200,000	418,009

Independent Power and Renewable Electricity Producers 0.9%
Huaneng Power International, Inc., H Shares	250,000	307,361

Insurance 1.1%
PICC Property & Casualty Co., Ltd., H Shares	200,000	366,888

Pharmaceuticals 0.9%
Sihuan Pharmaceutical Holdings Group Ltd.	400,000	319,400

Specialty Retail 0.9%
GOME Electrical Appliances Holding Ltd.	2,000,000	315,091

Technology Hardware, Storage & Peripherals 1.9%
Lenovo Group Ltd.	450,000	663,302

Transportation Infrastructure 1.3%
Zhejiang Expressway Co. Ltd., H Shares	450,000	453,764

		3,403,389

EGYPT 5.7%
Banks 4.3%
Commercial International Bank Egypt SAE, GDR REG	220,000	1,502,048

Wireless Telecommunication Services 1.4%
Global Telecom Holding SAE, GDR*	160,000	479,313

		1,981,361

Common Stocks (continued)

	Shares	Market Value

HONG KONG 2.8%
Construction Materials 0.6%
China Resources Cement Holdings Ltd.	300,000	$204,000

Real Estate Management & Development 0.6%
Shimao Property Holdings Ltd.	100,000	215,224

Wireless Telecommunication Services 1.6%
China Mobile Ltd.	45,000	559,913

		979,137

INDIA 14.3%
Automobiles 2.7%
Tata Motors Ltd., ADR	20,000	942,000

Banks 3.8%
ICICI Bank Ltd., ADR	24,000	1,352,641

Information Technology Services 3.8%
Infosys Ltd., ADR	20,000	1,337,200

Metals & Mining 0.8%
Sesa Sterlite Ltd., ADR	16,000	269,440

Oil, Gas & Consumable Fuels 1.7%
Reliance Industries Ltd., GDR (a)	18,000	581,801

Pharmaceuticals 1.5%
Dr. Reddy’s Laboratories Ltd., ADR	10,000	522,900

		5,005,982

INDONESIA 8.0%
Banks 2.8%
Bank Negara Indonesia Persero Tbk PT	800,000	394,292
Bank Rakyat Indonesia Persero Tbk PT	600,000	549,838

		944,130

Construction Materials 0.6%
Semen Gresik Persero Tbk PT	150,000	197,033

Diversified Telecommunication Services 1.8%
Telekomunikasi Indonesia Persero Tbk PT	2,800,000	637,693

Food Products 1.1%
Indofood Sukses Makmur Tbk PT	700,000	395,386

Gas Utilities 0.6%
Perusahaan Gas Negara Persero Tbk PT	450,000	221,665

Oil, Gas & Consumable Fuels 0.5%
Adaro Energy Tbk PT	1,800,000	169,268

Real Estate Management & Development 0.6%
Pakuwon Jati Tbk PT	6,000,000	223,438

		2,788,613

PAKISTAN 3.7%
Banks 1.3%
United Bank Ltd.	225,000	430,386

Chemicals 0.9%
Engro Corp., Ltd.	200,000	325,491

24

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PAKISTAN (continued)
Construction Materials 0.9%
Lucky Cement Ltd.	80,000	$323,251

Oil, Gas & Consumable Fuels 0.6%
Pakistan Petroleum Ltd.	100,000	197,023

		1,276,151

RUSSIA 7.8%
Banks 1.1%
Sberbank of Russia, ADR	50,000	380,747

Food & Staples Retailing 0.9%
Magnit PJSC, GDR Reg. S	4,500	302,037

Metals & Mining 1.1%
MMC Norilsk Nickel OJSC, ADR	20,000	373,184

Oil, Gas & Consumable Fuels 3.9%
Gazprom OAO, ADR	80,000	530,065
Lukoil OAO, ADR	17,000	833,330

		1,363,395

Wireless Telecommunication Services 0.8%
Mobile Telesystems OJSC, ADR	20,000	286,000

		2,705,363

SOUTH AFRICA 4.9%
Diversified Financial Services 1.9%
FirstRand Ltd.	150,000	642,498

Oil, Gas & Consumable Fuels 0.4%
Sasol Ltd.	3,000	149,806

Paper & Forest Products 1.0%
Mondi Ltd.	20,000	334,924

Trading Companies & Distributors 0.6%
Barloworld Ltd.	25,000	217,188

Wireless Telecommunication Services 1.0%
Vodacom Group Ltd.	30,000	364,239

		1,708,655

SOUTH KOREA 8.5%
Capital Markets 1.0%
Mirae Asset Securities Co. Ltd.	8,000	343,657

Chemicals 0.7%
Hanwha Corp.	10,000	256,224

Electric Utilities 0.8%
Korea Electric Power Corp.	6,000	263,375

Household Durables 1.3%
Coway Co. Ltd.	6,000	458,680

Semiconductors & Semiconductor Equipment 2.5%
SK Hynix, Inc.*	20,000	891,886

Trading Companies & Distributors 1.5%
SK Networks Co., Ltd.*	50,000	512,957

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Wireless Telecommunication Services 0.7%
SK Telecom Co., Ltd.	1,000	$250,599

		2,977,378

TAIWAN 6.9%
Banks 1.0%
CTBC Financial Holding Co., Ltd.	518,498	363,613

Construction Materials 0.7%
Taiwan Cement Corp.	150,000	229,461

Electronic Equipment, Instruments & Components 1.4%
Hon Hai Precision Industry Co., Ltd., GDR Reg. S	78,400	495,305

Semiconductors & Semiconductor Equipment 2.4%
Advanced Semiconductor Engineering, Inc., ADR	90,000	555,300
Siliconware Precision Industries Co., ADR	40,000	285,200

		840,500

Technology Hardware, Storage & Peripherals 1.4%
Inventec Corp.	300,000	208,745
Pegatron Corp.	150,000	273,374

		482,119

		2,410,998

THAILAND 5.6%
Banks 2.1%
Kasikornbank PCL, NVDR	45,000	326,024
Krung Thai Bank PCL	450,000	321,964
Krung Thai Bank PCL, NVDR	150,000	107,321

		755,309

Chemicals 0.5%
PTT Global Chemical PCL, NVDR	90,000	170,829

Electronic Equipment, Instruments & Components 0.9%
Samart Corp. PCL	300,000	304,284

Oil, Gas & Consumable Fuels 1.5%
PTT PCL, NVDR	15,000	169,758
PTT PCL	30,000	339,517

		509,275

Transportation Infrastructure 0.6%
Airports of Thailand PCL, NVDR	30,000	222,918

		1,962,615

TURKEY 2.1%
Metals & Mining 0.9%
Eregli Demir ve Celik Fabrikalari TAS	150,000	312,636

Transportation Infrastructure 0.7%
TAV Havalimanlari Holding A/S	30,000	251,672

Wireless Telecommunication Services 0.5%
Turkcell Iletisim Hizmetleri A/S*	30,000	174,398

		738,706

Total Common Stocks (cost $29,050,583)		30,771,766

25

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Preferred Stocks 3.3%

	Shares	Market Value

BRAZIL 3.3%
Banks 1.5%
Itausa - Investimentos Itau SA	132,000	$526,849

Food & Staples Retailing 1.8%
Cia Brasileira de Distribuicao	15,000	628,960

Total Preferred Stocks (cost $1,202,155)		1,155,809

Exchange Traded Funds 6.2%
UNITED STATES 6.2%
iShares MSCI Taiwan ETF	10,000	157,200
iShares MSCI Thailand Capped ETF	6,000	498,720
Market Vectors Russia ETF	10,000	219,800
Market Vectors Vietnam ETF	60,000	1,282,200

Total Exchange Traded Funds (cost $2,193,089)		2,157,920

Total Investments (cost $32,445,827) (b) — 97.7%		34,085,495

Other assets in excess of liabilities — 2.3%		812,223

NET ASSETS — 100.0%		$34,897,718

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $581,801 which represents 1.67% of net assets.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

A/S	Minimum Capital Public Traded Company

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

NVDR	Non Voting Depository Receipt

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

PCL	Public Company Limited

REG	Registered Shares

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

TAS	Joint Stock Company

Tbk	PT State Owned Company

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

October 31, 2014

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investments, at value (cost $32,445,827)	$34,085,495
Cash	1,034,983
Foreign currencies, at value (cost $3,457)	3,464
Dividends receivable	28,982
Receivable for capital shares issued	86,363
Receivable for investment advisory fees	5,406
Prepaid offering costs	9,642
Prepaid expenses	53,943

Total Assets	35,308,278

Liabilities:
Payable for investments purchased	321,253
Accrued expenses and other payables:
Fund administration fees	6,589
Distribution fees	13
Administrative servicing fees	81
Accounting and transfer agent fees	1,117
Trustee fees	1,482
Deferred capital gain country tax	28,116
Custodian fees	2,351
Compliance program costs (Note 3)	140
Professional fees	40,886
Printing fees	5,933
Other	2,599

Total Liabilities	410,560

Net Assets	$34,897,718

Represented by:
Capital	$33,318,349
Accumulated undistributed net investment income	396,843
Accumulated net realized losses from investments and foreign currency transactions	(428,947)
Net unrealized appreciation/(depreciation) from investments†	1,611,552
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(79)

Net Assets	$34,897,718

Net Assets:
Class A Shares	$22,922
Class C Shares	10,518
Class M Shares	33,826,891
Institutional Service Class Shares	20,328
Institutional Class Shares	1,017,059

Total	$34,897,718

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,170
Class C Shares	1,000
Class M Shares	3,193,804
Institutional Service Class Shares	1,921
Institutional Class Shares	96,000

Total	3,294,895

†	Net of $28,116 of deferred capital gain country tax.

27

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Bailard Emerging Markets Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.56
Class C Shares (b)	$10.52
Class M Shares	$10.59
Institutional Service Class Shares	$10.58
Institutional Class Shares	$10.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Bailard Emerging Markets Equity Fund (a)
INVESTMENT INCOME:
Dividend income	$693,154
Interest income	323
Foreign tax withholding	(36,995)

Total Income	656,482

EXPENSES:
Organization and offering costs	9,495
Investment advisory fees	185,645
Fund administration fees	34,186
Distribution fees Class A	21
Distribution fees Class C	61
Administrative servicing fees Class A	21
Administrative servicing fees Class C	15
Administrative servicing fees Institutional Service Class	85
Registration and filing fees	32,945
Professional fees	43,945
Printing fees	25,905
Trustee fees	1,940
Custodian fees	10,019
Accounting and transfer agent fees	10,516
Compliance program costs (Note 3)	192
Other	4,904

Total expenses before earnings credit and expenses reimbursed	359,895

Earnings credit (Note 5)	(180)
Expenses reimbursed by adviser (Note 3)	(154,262)

Net Expenses	205,453

NET INVESTMENT INCOME	451,029

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(428,947)
Net realized losses from foreign currency transactions (Note 2)	(59,935)

Net realized losses from investments and foreign currency transactions	(488,882)

Net change in unrealized appreciation/(depreciation) from investments††	1,611,552
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(79)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,611,473

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	1,122,591

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,573,620

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $28,116.

The accompanying notes are an integral part of these financial statements.

29

Statement of Changes in Net Assets

Nationwide Bailard Emerging Markets Equity Fund
Period ended October 31, 2014 (a)
Operations:
Net investment income	$451,029
Net realized losses from investments and foreign currency transactions	(488,882)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	1,611,473

Change in net assets resulting from operations	1,573,620

Change in net assets from capital transactions	33,324,098

Change in net assets	34,897,718

Net Assets:
Beginning of period	–

End of period	$34,897,718

Accumulated undistributed net investment income at end of year	$396,843

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,690
Dividends reinvested	–
Cost of shares redeemed	–

Total Class A Shares	22,690

Class C Shares
Proceeds from shares issued	10,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class C Shares	10,000

Class M Shares
Proceeds from shares issued	33,680,365
Dividends reinvested	–
Cost of shares redeemed	(1,373,250)

Total Class M Shares	32,307,115

Institutional Service Class Shares
Proceeds from shares issued	123,326
Dividends reinvested	–
Cost of shares redeemed	(99,032)

Total Institutional Service Class Shares	24,294

Institutional Class Shares
Proceeds from shares issued	959,999
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Class Shares	959,999

Change in net assets from capital transactions	$33,324,098

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

30

Statement of Changes in Net Assets (Continued)

Nationwide Bailard Emerging Markets Equity Fund
Period ended October 31, 2014 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	2,170
Reinvested	–
Redeemed	–

Total Class A Shares	2,170

Class C Shares
Issued	1,000
Reinvested	–
Redeemed	–

Total Class C Shares	1,000

Class M Shares
Issued	3,322,762
Reinvested	–
Redeemed	(128,958)

Total Class M Shares	3,193,804

Institutional Service Class Shares
Issued	11,578
Reinvested	–
Redeemed	(9,657)

Total Institutional Service Class Shares	1,921

Institutional Class Shares
Issued	96,000
Reinvested	–
Redeemed	–

Total Institutional Class Shares	96,000

Total change in shares	3,294,895

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

Class A Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.10	0.46	0.56	$10.56	5.60%	$22,922	1.60%	1.54%	2.63%	64.00%

Class C Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.07	0.45	0.52	$10.52	5.20%	$10,518	2.34%	1.15%	3.38%	64.00%

Class M Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.15	0.44	0.59	$10.59	5.90%	$33,826,891	1.10%	2.42%	1.92%	64.00%

Institutional Service Class Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.14	0.44	0.58	$10.58	5.80%	$20,328	1.35%	2.19%	2.25%	64.00%

Institutional Class Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.15	0.44	0.59	$10.59	5.90%	$1,017,059	1.10%	2.39%	2.14%	64.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an intergral part of these financial statements.

32

Fund Commentary	Nationwide Bailard International Equities Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Bailard International Equities Fund (Class M) registered -2.38%** versus -5.39% for its benchmark, the MSCI EAFE® Index, and -5.26% for its former benchmark, the MSCI ACWI ex USA.† For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 416 funds as of October 31, 2014) was -3.93% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the three-month reporting period, the Fund’s country allocation and stock selection were both positive contributors to Fund performance versus the Fund’s current benchmark, the MSCI EAFE Index.

The reporting period was characterized by pronounced U.S. dollar strength, as it became clear that policy at the world’s major central banks was diverging. As the U.S. Federal Reserve wound down its asset purchase program, known as quantitative easing (QE), the European Central Bank and the Bank of Japan moved in the direction of further monetary easing (the Bank of Japan dramatically did so, announcing a huge expansion of the bank’s balance sheet on the last day of October). The Fund benefited from underweight positions in France and Germany, combined with a currency hedge on the euro (which fell from $1.34 to $1.25 during the reporting period) as well as a currency underweight (yen hedge) in Japan, adding value as the yen weakened from 103 per dollar to 112 for the period. The Fund also gained from a sizable allocation to India, where the market was boosted by continuing enthusiasm for the new, growth-friendly government of Narendra Modi.

Results in the area of stock selection for the Fund during the reporting period were positive in Australia and across developed Europe (the U.K., Germany and Norway). Notable individual stock outperformers for the Fund included printer maker Seiko Epson Corp. and wireless telecommunications provider KDDI Corp. in Japan, container/packaging firm Amcor Ltd. in Australia, tourism company TUI AG in Germany, and European banks Crédit Agricole SA in France and DNB ASA in Norway.

Country allocation decisions that hurt Fund performance during the reporting period included an overweight in Norway and an underweight in Switzerland, while Canada was the prime trouble spot for the Fund’s stock selection. Notable individual stock detractors included Fund holdings in Canadian oil exploration company Enerplus Corp. and gold miner Agnico Eagle Mines Ltd., Danish wind turbine manufacturer Vestas Wind Systems and Japanese consumer electronics firm Sharp Corp.

During the reporting period, the Fund entered into financial futures contracts to enable the Fund to more closely approximate the performance of its benchmark or for tactical hedging purposes. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, adding slightly to performance.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock, Peter M. Hill and Eric P. Leve

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark International Opportunities Fund, the Fund’s predecessor fund.

† The Fund’s benchmark changed to the MSCI EAFE® Index effective February 3, 2014. Based on discussions with the Fund’s subadviser, Nationwide Fund Advisors believes that this benchmark better represents the Fund’s investment style and holdings than its former benchmark.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in foreign securities, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

33

Fund Overview	Nationwide Bailard International Equities Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Bailard International Equities Fund (Class M) registered -2.38%, outperforming the Fund’s current benchmark, the MSCI EAFE® Index, by 3.01% and the Lipper peer category median by 1.55%

•	For the reporting period, the Fund benefited from underweight positions in France and Germany

•

For the reporting period, country allocation decisions that hurt Fund performance included an overweight in Norway and an underweight in Switzerland, while Canada was the prime trouble spot for the Fund’s stock selection

Asset Allocation†

Common Stocks	96.4%
Repurchase Agreement	2.1%
Exchange Traded Funds	1.2%
Mutual Fund	0.3%
Other assets in excess of liabilities††	0.0%
100.0%

Top Industries†††

Banks	14.8%
Pharmaceuticals	7.5%
Insurance	5.8%
Oil, Gas & Consumable Fuels	5.7%
Diversified Telecommunication Services	5.2%
Food Products	3.1%
Auto Components	3.0%
Chemicals	2.8%
Technology Hardware, Storage & Peripherals	2.7%
Wireless Telecommunication Services	2.5%
Other Industries*	46.9%
100.0%

Top Holdings†††

Teva Pharmaceutical Industries Ltd., ADR	2.4%
Sumitomo Mitsui Financial Group, Inc.	1.9%
Unilever PLC	1.7%
Seiko Epson Corp.	1.6%
AstraZeneca PLC	1.4%
Toronto-Dominion Bank (The)	1.3%
Skandinaviska Enskilda Banken AB, Class A	1.2%
KDDI Corp.	1.1%
Nokia OYJ	1.1%
Deutsche Post AG	1.1%
Other Holdings*	85.2%
100.0%

Top Countries†††

Japan	17.2%
United Kingdom	12.8%
Germany	6.1%
India	5.5%
Finland	5.4%
Norway	4.6%
France	4.4%
Sweden	4.3%
Spain	3.9%
Switzerland	3.7%
Other Countries*	32.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

34

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	(2.38)%	3.40%	7.48%	6.98%	—
	w/SC3	(7.95)%	(2.50)%	6.27%	6.38%	—
Class C1	w/o SC2	(2.63)%	2.62%	6.74%	6.27%	—
	w/SC4	(3.63)%	1.62%	6.74%	6.27%	—
Class M1,5		(2.38)%	3.70%	7.82%	7.34%	—
Institutional Service Class[1,5,6]		(2.38)%	3.57%	7.66%	7.19%	—
Institutional Class[5]		(2.26)%	3.70%	—	—	5.64%	[7]
MSCI ACWI ex USA		(5.56)%	(0.15)%	6.52%	5.98%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.42%
Class C	2.01%
Class M	0.92%
Institutional Service Class	1.17%
Institutional Class	0.92%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

35

Fund Performance (con’t.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index (current benchmark), the MSCI ACWI ex USA (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark International Opportunities Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

36

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	976.20	6.67	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class C Shares	Actual	(a)	1,000.00	972.60	10.74	2.16
	Hypothetical	(a)(b)	1,000.00	1,014.32	10.97	2.16
Class M Shares	Actual	(a)	1,000.00	977.40	5.38	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.76	5.50	1.08
Institutional Service Class Shares	Actual	(a)	1,000.00	977.40	5.43	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.71	5.55	1.09
Institutional Class Shares	Actual	(a)	1,000.00	977.40	5.38	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.76	5.50	1.08

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

37

Statement of Investments

October 31, 2014

Nationwide Bailard International Equities Fund

Common Stocks 96.4%

	Shares	Market Value

ARGENTINA 1.2%
Banks 0.4%
Grupo Financiero Galicia SA, ADR (a)	70,000	$1,029,000

Internet Software & Services 0.4%
MercadoLibre, Inc. (a)	7,000	953,050

Oil, Gas & Consumable Fuels 0.4%
YPF SA, ADR	30,000	1,055,100

		3,037,150

AUSTRALIA 2.6%
Biotechnology 0.4%
CSL Ltd.	15,000	1,059,044

Commercial Services & Supplies 0.4%
Brambles Ltd.	120,000	1,009,301

Containers & Packaging 1.0%
Amcor Ltd.	250,000	2,596,711

Diversified Telecommunication Services 0.4%
Telstra Corp., Ltd.	225,000	1,119,635

Hotels, Restaurants & Leisure 0.4%
Aristocrat Leisure Ltd.	200,000	1,137,041

		6,921,732

BELGIUM 1.7%
Diversified Telecommunication Services 0.4%
Belgacom SA	30,000	1,133,057

Food & Staples Retailing 1.0%
Delhaize Group SA	35,000	2,393,120

Insurance 0.3%
Ageas	25,000	835,698

		4,361,875

CANADA 3.4%
Auto Components 0.4%
Magna International, Inc.	10,000	987,001

Banks 1.3%
Toronto-Dominion Bank (The)	70,000	3,445,189

Electric Utilities 0.3%
Fortis, Inc.	25,000	814,516

Insurance 0.4%
Sun Life Financial, Inc.	30,000	1,067,122

Oil, Gas & Consumable Fuels 0.7%
Encana Corp.	50,000	931,636
Enerplus Corp.	70,000	1,002,440

		1,934,076

Professional Services 0.3%
Stantec, Inc.	12,000	760,321

		9,008,225

Common Stocks (continued)

	Shares	Market Value

DENMARK 2.9%
Banks 0.3%
Sydbank A/S*	25,000	$793,650

Diversified Telecommunication Services 0.2%
TDC A/S	70,000	534,594

Electrical Equipment 0.6%
Vestas Wind Systems A/S*	50,000	1,668,749

Health Care Equipment & Supplies 0.9%
Coloplast A/S, Class B	25,000	2,179,031

Marine 0.4%
AP Moeller - Maersk A/S, Class B	500	1,166,788

Textiles, Apparel & Luxury Goods 0.5%
Pandora A/S	15,000	1,264,673

		7,607,485

EGYPT 0.9%
Banks 0.6%
Commercial International Bank Egypt SAE, GDR REG	223,254	1,524,265

Wireless Telecommunication Services 0.3%
Global Telecom Holding SAE, GDR*	278,497	834,295

		2,358,560

FINLAND 5.4%
Communications Equipment 1.1%
Nokia OYJ	350,000	2,924,564

Diversified Telecommunication Services 0.6%
Elisa OYJ	60,000	1,648,219

Insurance 0.6%
Sampo OYJ, Class A	35,000	1,677,110

Machinery 0.9%
Wartsila OYJ Abp	50,000	2,318,390

Oil, Gas & Consumable Fuels 0.4%
Neste Oil OYJ	45,000	972,758

Paper & Forest Products 1.5%
Stora Enso OYJ, Class R	200,000	1,651,623
UPM-Kymmene OYJ	130,000	2,062,127

		3,713,750

Pharmaceuticals 0.3%
Orion OYJ, Class B	25,000	850,290

		14,105,081

FRANCE 4.4%
Auto Components 0.6%
Valeo SA	15,000	1,681,960

Banks 0.6%
Credit Agricole SA	100,000	1,479,827

Construction & Engineering 0.4%
Eiffage SA	20,000	1,063,260

38

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Diversified Telecommunication Services 0.4%
Orange SA*	70,000	$1,114,426

Electric Utilities 0.4%
Electricite de France SA	35,000	1,033,494

Food & Staples Retailing 0.5%
Casino Guichard Perrachon SA	12,000	1,230,401

Information Technology Services 0.3%
Cap Gemini SA	12,000	789,554

Insurance 1.2%
AXA SA	100,000	2,309,854
SCOR SE	25,000	766,061

		3,075,915

		11,468,837

GEORGIA 0.3%
Banks 0.3%
Bank of Georgia Holdings PLC	20,000	820,252

GERMANY 6.2%
Air Freight & Logistics 1.1%
Deutsche Post AG REG	90,000	2,834,083

Auto Components 0.5%
Continental AG	6,000	1,181,795

Automobiles 0.3%
Daimler AG REG	10,000	779,690

Hotels, Restaurants & Leisure 0.8%
TUI AG	140,000	2,143,961

Insurance 1.7%
Allianz SE REG	10,000	1,590,221
Hannover Rueck SE	20,000	1,669,348
Muenchener Rueckversicherungs-Gesellschaft AG REG	5,000	984,440

		4,244,009

Media 0.3%
ProSiebenSat.1 Media AG REG	20,000	807,923

Pharmaceuticals 0.9%
Bayer AG REG	10,000	1,430,218
Merck KGaA	10,000	905,243

		2,335,461

Wireless Telecommunication Services 0.6%
Freenet AG	60,000	1,574,260

		15,901,182

INDIA 5.5%
Automobiles 0.4%
Tata Motors Ltd., ADR	25,000	1,177,500

Banks 0.9%
ICICI Bank Ltd., ADR	40,000	2,254,400

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Chemicals 0.3%
UPL Ltd.	150,000	$849,160

Construction & Engineering 0.6%
IRB Infrastructure Developers Ltd.	400,000	1,642,004

Diversified Financial Services 0.4%
Power Finance Corp., Ltd.	220,000	1,011,528

Household Products 0.7%
Hindustan Unilever Ltd.	150,000	1,802,565

Information Technology Services 1.0%
HCL Technologies Ltd.	30,000	786,849
Infosys Ltd., ADR (a)	27,000	1,805,221

		2,592,070

Metals & Mining 0.3%
Tata Steel Ltd.	100,000	798,219

Oil, Gas & Consumable Fuels 0.6%
Coal India Ltd.	110,000	663,345
Reliance Industries Ltd., GDR (b)	30,000	969,669

		1,633,014

Pharmaceuticals 0.3%
Dr. Reddy’s Laboratories Ltd., ADR (a)	15,000	784,350

		14,544,810

INDONESIA 3.3%
Banks 1.5%
Bank Negara Indonesia Persero Tbk PT	4,000,000	1,971,461
Bank Rakyat Indonesia Persero Tbk PT	2,000,000	1,832,792

		3,804,253

Construction Materials 0.3%
Semen Gresik Persero Tbk PT	600,000	788,132

Diversified Telecommunication Services 0.4%
Telekomunikasi Indonesia Persero Tbk PT	5,000,000	1,138,738

Food Products 0.2%
Indofood Sukses Makmur Tbk PT	1,000,000	564,837

Gas Utilities 0.3%
Perusahaan Gas Negara Persero Tbk PT	1,500,000	738,885

Multiline Retail 0.4%
Matahari Putra Prima Tbk PT	4,000,000	1,041,485

Oil, Gas & Consumable Fuels 0.2%
Adaro Energy Tbk PT	6,000,000	564,226

		8,640,556

IRELAND 1.9%
Construction Materials 0.3%
CRH PLC	40,000	887,338

Containers & Packaging 0.5%
Smurfit Kappa Group PLC	60,000	1,239,705

39

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND (continued)
Food Products 0.3%
Kerry Group PLC, Class A	13,000	$883,047

Industrial Conglomerates 0.8%
DCC PLC	37,000	2,073,508

		5,083,598

ISRAEL 3.0%
Banks 0.3%
Bank Hapoalim BM	150,000	772,179

Diversified Telecommunication Services 0.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	450,000	769,106

Pharmaceuticals 2.4%
Teva Pharmaceutical Industries Ltd., ADR	110,000	6,211,700

		7,752,985

JAPAN 17.3%
Airlines 0.7%
Japan Airlines Co., Ltd.	70,000	1,879,646

Auto Components 1.5%
Bridgestone Corp.	60,000	2,005,065
NHK Spring Co., Ltd.	75,000	686,425
Toyo Tire & Rubber Co., Ltd.	75,000	1,237,217

		3,928,707

Automobiles 0.5%
Fuji Heavy Industries Ltd.	40,000	1,331,326

Banks 3.5%
Aozora Bank Ltd.	300,000	1,054,473
Mitsubishi UFJ Financial Group, Inc.	300,000	1,748,764
Resona Holdings, Inc.	200,000	1,143,958
Sumitomo Mitsui Financial Group, Inc.	125,000	5,097,863

		9,045,058

Chemicals 1.3%
DIC Corp.	300,000	614,847
Sumitomo Chemical Co., Ltd.	300,000	1,029,132
Tosoh Corp.	400,000	1,739,432

		3,383,411

Food Products 0.3%
Nippon Suisan Kaisha Ltd.*	300,000	886,830

Household Durables 1.3%
Panasonic Corp.	80,000	962,500
Sekisui Chemical Co., Ltd.	90,000	1,121,704
Sharp Corp.*	500,000	1,259,231

		3,343,435

Information Technology Services 0.4%
SCSK Corp.	35,000	940,915

Leisure Products 0.3%
Heiwa Corp.	40,000	819,055

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery 0.7%
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	$652,190
NTN Corp.	300,000	1,297,131

		1,949,321

Marine 0.4%
Nippon Yusen KK	400,000	1,037,024

Metals & Mining 0.4%
Kobe Steel Ltd.	600,000	953,308

Personal Products 0.8%
Kao Corp.	30,000	1,169,823
Shiseido Co., Ltd.	60,000	995,650

		2,165,473

Road & Rail 0.4%
Sankyu, Inc.	240,000	1,109,583

Technology Hardware, Storage & Peripherals 2.8%
Konica Minolta, Inc.	170,000	1,899,536
Ricoh Co., Ltd.	100,000	1,032,735
Seiko Epson Corp.	90,000	4,176,427

		7,108,698

Trading Companies & Distributors 0.9%
Marubeni Corp.	350,000	2,250,307

Wireless Telecommunication Services 1.1%
KDDI Corp.	45,000	2,955,126

		45,087,223

NETHERLANDS 0.9%
Food & Staples Retailing 0.5%
Koninklijke Ahold NV	92,307	1,546,016

Media 0.4%
Wolters Kluwer NV	35,000	934,454

		2,480,470

NORWAY 4.5%
Banks 1.0%
DNB ASA	150,000	2,755,840

Chemicals 0.7%
Yara International ASA	40,000	1,836,855

Diversified Telecommunication Services 0.9%
Telenor ASA	100,000	2,248,665

Energy Equipment & Services 0.4%
TGS Nopec Geophysical Co. ASA(a)	40,000	933,112

Food Products 0.5%
Marine Harvest ASA	100,000	1,416,249

Oil, Gas & Consumable Fuels 1.0%
Statoil ASA	120,000	2,746,252

		11,936,973

40

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PAKISTAN 1.1%
Banks 0.3%
United Bank Ltd.	400,000	$765,129

Chemicals 0.3%
Engro Corp., Ltd.	450,000	732,356

Oil, Gas & Consumable Fuels 0.5%
Oil & Gas Development Co., Ltd.	250,000	554,471
Pakistan Petroleum Ltd.	450,000	886,605

		1,441,076

		2,938,561

RUSSIA 1.7%
Banks 0.2%
Sberbank of Russia, ADR	80,000	600,800

Food & Staples Retailing 0.3%
Magnit PJSC, GDR Reg. S	12,000	805,432

Metals & Mining 0.3%
MMC Norilsk Nickel OJSC, ADR	40,000	746,367

Oil, Gas & Consumable Fuels 0.7%
Gazprom OAO, ADR	120,000	795,098
Lukoil OAO, ADR	20,000	981,000

		1,776,098

Wireless Telecommunication Services 0.2%
Mobile Telesystems OJSC, ADR	40,000	572,000

		4,500,697

SOUTH AFRICA 0.6%
Paper & Forest Products 0.6%
Mondi PLC	100,000	1,690,046

SPAIN 3.9%
Banks 1.8%
Banco Santander SA	300,000	2,650,659
Bankinter SA	250,000	2,068,129

		4,718,788

Construction & Engineering 0.7%
ACS Actividades de Construccion y Servicios SA	25,000	927,947
Ferrovial SA	50,000	1,022,252

		1,950,199

Gas Utilities 0.8%
Gas Natural SDG SA	75,000	2,165,757

Oil, Gas & Consumable Fuels 0.6%
Repsol SA	65,000	1,452,684

		10,287,428

SWEDEN 4.3%
Banks 1.1%
Skandinaviska Enskilda Banken AB, Class A	250,000	3,211,067

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Commercial Services & Supplies 0.3%
Securitas AB, Class B	70,000	$774,593

Communications Equipment 0.9%
Telefonaktiebolaget LM Ericsson, Class B	200,000	2,363,280

Construction & Engineering 0.3%
NCC AB, Class B (a)	25,000	735,377

Diversified Telecommunication Services 0.5%
TeliaSonera AB	200,000	1,384,955

Household Durables 0.9%
Electrolux AB	80,000	2,266,784

Household Products 0.3%
Svenska Cellulosa AB SCA, Class B	30,000	672,195

		11,408,251

SWITZERLAND 3.7%
Insurance 1.2%
Swiss Life Holding AG REG*	8,000	1,835,527
Swiss Re AG*	15,000	1,212,913

		3,048,440

Life Sciences Tools & Services 0.6%
Lonza Group AG REG*	15,000	1,652,799

Machinery 0.4%
Georg Fischer AG REG*	2,000	1,155,150

Pharmaceuticals 1.5%
Novartis AG REG	20,000	1,856,057
Roche Holding AG	7,000	2,065,712

		3,921,769

		9,778,158

THAILAND 2.1%
Banks 0.6%
Krung Thai Bank PCL	1,500,000	1,073,215
Krung Thai Bank PCL, NVDR	1,000,000	715,476

		1,788,691

Chemicals 0.3%
PTT Global Chemical PCL, NVDR	350,000	664,334

Electronic Equipment, Instruments & Components 0.4%
Samart Corp. PCL	1,000,000	1,014,279

Oil, Gas & Consumable Fuels 0.5%
PTT PCL, NVDR	40,000	452,689
PTT PCL	80,000	905,377

		1,358,066

Transportation Infrastructure 0.3%
Airports of Thailand PCL, NVDR	100,000	743,059

		5,568,429

41

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TURKEY 0.7%
Metals & Mining 0.4%
Eregli Demir ve Celik Fabrikalari TAS	500,000	$1,042,121

Wireless Telecommunication Services 0.3%
Turkcell Iletisim Hizmetleri A/S*	120,000	697,593

		1,739,714

UNITED KINGDOM 12.9%
Aerospace & Defense 0.7%
BAE Systems PLC	250,000	1,841,065

Capital Markets 1.2%
3i Group PLC	150,000	954,062
Aberdeen Asset Management PLC	300,000	2,086,387

		3,040,449

Diversified Telecommunication Services 1.0%
BT Group PLC	450,000	2,652,898

Electric Utilities 0.7%
SSE PLC	70,000	1,794,169

Food Products 1.7%
Unilever PLC	110,000	4,424,805

Household Products 0.7%
Reckitt Benckiser Group PLC	22,000	1,852,917

Insurance 0.5%
Direct Line Insurance Group PLC	300,000	1,327,098

Media 0.9%
ITV PLC	400,000	1,299,474
Reed Elsevier PLC	60,000	987,435

		2,286,909

Multiline Retail 0.8%
Next PLC	20,000	2,064,735

Pharmaceuticals 2.2%
AstraZeneca PLC	50,000	3,652,419
Hikma Pharmaceuticals PLC	60,000	1,819,829

		5,472,248

Road & Rail 0.2%
Stagecoach Group PLC	100,000	619,839

Software 0.4%
Micro Focus International PLC	67,132	1,069,496

Specialty Retail 0.8%
WH Smith PLC	120,000	2,166,573

Tobacco 1.1%
British American Tobacco PLC	30,000	1,700,328
Imperial Tobacco Group PLC	30,000	1,303,255

		3,003,583

		33,616,784

Total Common Stocks (cost $223,541,326)		252,645,062

Exchange Traded Funds 1.2%

	Shares	Market Value

UNITED STATES 1.2%
Market Vectors Russia ETF	100,000	$2,198,000
Market Vectors Vietnam ETF (a)	50,000	1,068,500

Total Exchange Traded Funds (cost $3,809,525)		3,266,500

Mutual Fund 0.3%
Money Market Fund 0.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)(d)	809,499	809,499

Total Mutual Fund (cost $809,499)		809,499

Repurchase Agreement 2.1%

	Principal Amount	Market Value

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $5,627,681, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $5,740,196. (d)(e)	$5,627,644	$5,627,644

Total Repurchase Agreement (cost $5,627,644)		5,627,644

Total Investments (cost $233,787,994) (f) — 100.0%		262,348,705

Other assets in excess of liabilities — 0.0%†		129,288

NET ASSETS — 100.0%		$262,477,993

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $6,251,963.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $969,669 which represents 0.37% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2014.

42

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard International Equities Fund (Continued)

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $6,437,143.

(e)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company
NVDR	Non Voting Depository Receipt

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

TAS	Joint Stock Company

Tbk PT	State Owned Company

At October 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	Brown Brothers Harriman & Co.	12/19/14	(10,000,000)	$(12,967,000)	$(12,535,200)	$431,800
Japanese Yen	Brown Brothers Harriman & Co.	12/19/14	(2,000,000,000)	(18,606,555)	(17,814,620)	791,935

Total Short Contracts				$(31,573,555)	$(30,349,820)	$1,223,735

The accompanying notes are an integral part of these financial statements.

43

Statement of Assets and Liabilities

October 31, 2014

Nationwide Bailard International Equities Fund
Assets:
Investments, at value *(cost $228,160,350)	$256,721,061
Repurchase agreement, at value (cost $5,627,644)	5,627,644

Total Investments, at value (total cost $233,787,994)	262,348,705

Cash	4,619,378
Foreign currencies, at value (cost $67,638)	67,406
Dividends receivable	450,601
Security lending income receivable	5,280
Receivable for capital shares issued	201,784
Reclaims receivable	439,622
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,223,735
Prepaid expenses	17,756

Total Assets	269,374,267

Liabilities:
Payable for capital shares redeemed	44,590
Payable upon return of securities loaned (Note 2)	6,437,143
Accrued expenses and other payables:
Investment advisory fees	160,808
Fund administration fees	11,752
Distribution fees	2,305
Administrative servicing fees	23,560
Accounting and transfer agent fees	4,442
Trustee fees	814
Deferred capital gain country tax	153,301
Custodian fees	8,165
Compliance program costs (Note 3)	914
Professional fees	34,254
Printing fees	11,474
Other	2,752

Total Liabilities	6,896,274

Net Assets	$262,477,993

Represented by:
Capital	$245,147,238
Accumulated undistributed net investment income	9,226,402
Accumulated net realized losses from investments, futures, forward and foreign currency transactions	(21,486,743)
Net unrealized appreciation/(depreciation) from investments†	28,407,410
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,223,735
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(40,049)

Net Assets	$262,477,993

*	Includes value of securities on loan of $6,251,963 (Note 2)
†	Net of $153,301 of deferred capital gain country tax.

44

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Bailard International Equities Fund
Net Assets:
Class A Shares	$3,011,405
Class C Shares	2,056,325
Class M Shares	169,784,066
Institutional Service Class Shares	87,137,595
Institutional Class Shares	488,602

Total	$262,477,993

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	366,520
Class C Shares	252,323
Class M Shares	20,658,449
Institutional Service Class Shares	10,611,280
Institutional Class Shares	59,465

Total	31,948,037

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.22
Class C Shares (b)	$8.15
Class M Shares	$8.22
Institutional Service Class Shares	$8.21
Institutional Class Shares	$8.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

45

Statements of Operations

	Nationwide Bailard International Equities Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$1,678,934	$8,245,530
Income from securities lending (Note 2)	20,760	290,367
Interest income	1,990	–
Foreign tax withholding	(29,715)	(861,094)

Total Income	1,671,969	7,674,803

EXPENSES:
Investment advisory fees	492,974	1,853,615
Fund administration fees	35,960	175,765
Distribution fees Class A	1,931	9,465
Distribution fees Class C	5,211	16,303
Administrative servicing fees Class A	277	5,899
Administrative servicing fees Class C	486	655
Administrative servicing fees Institutional Service Class (b)	5,967	99,962
Registration and filing fees	22,099	56,672
Professional fees	29,274	53,456
Printing fees	9,415	18,292
Trustee fees	2,025	6,144
Custodian fees	18,032	25,616
Accounting and transfer agent fees	7,221	10,343
Compliance program costs (Note 3)	–	1,866
Other	1,992	29,152

Total expenses before earnings credit, fees waived, and expenses reimbursed	632,864	2,363,205

Earnings credit (Note 5)	–	(223)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(1,055)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(7,733)
Expenses reimbursed by adviser (Note 3)	–	(5,050)

Total Expenses	632,864	2,349,144

NET INVESTMENT INCOME	1,039,105	5,325,659

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	3,317,941	19,909,477
Net realized gains from futures transactions (Note 2)	–	114,341
Net realized gains from forward and foreign currency transactions (Note 2)	1,463,796	463,733

Net realized gains from investments, futures, forward and foreign currency transactions	4,781,737	20,487,551

Net change in unrealized appreciation/(depreciation) from investments††	(12,933,926)	9,003,349
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	–	(84,595)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	924,622	582,161
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(37,913)	(22,628)

†	Net of capital gain country taxes of $- and $11,963, for the period ended October 31, 2014 and the year ended July 31, 2014, respectively.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $73,202 and $80,099 for the period ended October 31, 2014 and the year ended July 31, 2014, respectively.
(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

46

Statements of Operations (Continued)

	Nationwide Bailard International Equities Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(12,047,217)	9,478,287

Net realized/unrealized gains (losses) from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(7,265,480)	29,965,838

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,226,375)	$35,291,497

Amounts designated as “–” are zero or have been rounded to zero.

(a) For the period from August 1, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

47

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$1,039,105	$5,325,659		$4,674,601
Net realized gains from investments, futures, forward and foreign currency transactions	4,781,737	20,487,551		12,360,956
Net change in unrealized appreciation/(depreciation) from investments, futures, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(12,047,217)	9,478,287		21,360,062

Change in net assets resulting from operations	(6,226,375)	35,291,497		38,395,619

Distributions to Shareholders From:
Net investment income:
Class A	–	(81,222)		(50,144)
Class C	–	(17,079)		(7,450)
Class M	–	(3,735,701)		(2,633,788)
Institutional Service Class (b)	–	(1,435,087)		(1,189,568)
Institutional Class	–	(231	)(c)	–

Change in net assets from shareholder distributions	–	(5,269,320)		(3,880,950)

Change in net assets from capital transactions	4,419,379	19,788,821		(10,857,206)

Change in net assets	(1,806,996)	49,810,998		23,657,463

Net Assets:
Beginning of period	264,284,989	214,473,991		190,816,528

End of period	$262,477,993	$264,284,989		$214,473,991

Accumulated undistributed net investment income at end of period	$9,226,402	$6,182,096		$4,542,327

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$223,177	$1,296,717		$1,714,811 (d)
Dividends reinvested	–	75,925		43,775
Cost of shares redeemed	(374,157)	(2,857,523)		(1,484,760)

Total Class A Shares	(150,980)	(1,484,881)		273,826

Class C Shares (Note 12)
Proceeds from shares issued	92,706	993,880		141,363 (d)
Dividends reinvested	–	15,435		6,555
Cost of shares redeemed	(71,480)	(254,673)		(363,280)

Total Class C Shares	21,226	754,642		(215,362)

Class M Shares (Note 12)
Proceeds from shares issued	4,262,156	14,549,643		14,021,008 (d)
Dividends reinvested	–	3,344,102		2,300,833
Cost of shares redeemed	(2,841,646)	(14,872,680)		(13,903,604)

Total Class M Shares	1,420,510	3,021,065		2,418,237

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(d)	Includes redemption fees. See Note 4 for further information.

The accompanying notes are an integral part of these financial statements.

48

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$5,475,205	$28,664,343		$18,806,412
Dividends reinvested	–	491,055		460,313
Cost of shares redeemed	(2,284,033)	(12,206,688)		(32,600,632)

Total Institutional Service Class Shares	3,191,172	16,948,710		(13,333,907)

Institutional Class Shares
Proceeds from shares issued	12,325	986,922	(c)	–
Dividends reinvested	–	231	(c)	–
Cost of shares redeemed	(74,874)	(437,868	)(c)	–

Total Institutional Class Shares	(62,549)	549,285	(c)	–

Change in net assets from capital transactions	$4,419,379	$19,788,821		$(10,857,206)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	26,317	157,349		242,887
Reinvested	–	9,599		6,353
Redeemed	(44,487)	(350,983)		(208,284)

Total Class A Shares	(18,170)	(184,035)		40,956

Class C Shares (Note 12)
Issued	11,370	120,551		19,970
Reinvested	–	1,954		954
Redeemed	(8,664)	(30,963)		(52,939)

Total Class C Shares	2,706	91,542		(32,015)

Class M Shares (Note 12)
Issued	517,830	1,798,547		1,959,519
Reinvested	–	423,840		335,398
Redeemed	(345,196)	(1,801,419)		(1,942,751)

Total Class M Shares	172,634	420,968		352,166

Institutional Service Class Shares (Note 12) (b)
Issued	662,706	3,479,364		2,671,833
Reinvested	–	62,238		67,003
Redeemed	(277,142)	(1,496,688)		(4,608,686)

Total Institutional Service Class Shares	385,564	2,044,914		(1,869,850)

Institutional Class Shares
Issued	1,492	118,100	(c)	–
Reinvested	–	29	(c)	–
Redeemed	(9,244)	(50,912	)(c)	–

Total Institutional Class Shares	(7,752)	67,217	(c)	–

Total change in shares	534,982	2,440,606		(1,508,743)

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

49

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$8.42	0.03	(0.23)	(0.20)	–	–	–	$8.22	(2.38%	)	$3,011,405	1.23%	1.31%	1.23%	31.09%
Year Ended July 31, 2014 (g)	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	–	$8.42	15.92%		$3,238,747	1.29%	1.69%	1.32%	83.79%
Year Ended July 31, 2013 (g)	$6.27	0.14	1.11	1.25	(0.11)	(0.11)	–	$7.41	20.04%		$4,216,776	1.38%	1.94%	1.58%	97.00%
Year Ended July 31, 2012 (g)	$7.45	0.13	(1.15)	(1.02)	(0.16)	(0.16)	–	$6.27	(13.57%	)	$3,306,852	1.49%	2.04%	1.67%	102.00%
Year Ended July 31, 2011 (g)	$6.32	0.11	1.14	1.25	(0.12)	(0.12)	–	$7.45	20.05%		$5,066,564	1.62%	1.52%	1.77%	95.00%
Year Ended July 31, 2010 (g)	$5.98	0.08	0.40	0.48	(0.14)	(0.14)	–	$6.32	8.04%		$6,692,942	1.60%	1.28%	1.78%	84.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$8.37	0.01	(0.23)	(0.22)	–	–	–	$8.15	(2.63%	)	$2,056,325	2.03%	0.51%	2.03%	31.09%
Year Ended July 31, 2014 (g)	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	–	$8.37	15.12%		$2,088,816	1.93%	1.31%	1.94%	83.79%
Year Ended July 31, 2013 (g)	$6.22	0.09	1.11	1.20	(0.05)	(0.05)	–	$7.37	19.28%		$1,164,820	2.08%	1.24%	2.08%	97.00%
Year Ended July 31, 2012 (g)	$7.37	0.08	(1.13)	(1.05)	(0.10)	(0.10)	–	$6.22	(14.07%	)	$1,181,621	2.17%	1.36%	2.17%	102.00%
Year Ended July 31, 2011 (g)	$6.26	0.06	1.13	1.19	(0.08)	(0.08)	–	$7.37	19.16%		$2,289,773	2.27%	0.87%	2.27%	95.00%
Year Ended July 31, 2010 (g)	$5.92	0.04	0.39	0.43	(0.09)	(0.09)	–	$6.26	7.39%		$1,974,951	2.28%	0.60%	2.28%	84.00%

Class M Shares
Period Ended October 31, 2014 (g)(h)	$8.42	0.03	(0.23)	(0.20)	–	–	–	$8.22	(2.38%	)	$169,784,066	0.94%	1.60%	0.94%	31.09%
Year Ended July 31, 2014 (g)	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	–	$8.42	16.42%		$172,401,379	0.90%	2.19%	0.90%	83.79%
Year Ended July 31, 2013 (g)	$6.26	0.16	1.12	1.28	(0.14)	(0.14)	–	$7.40	20.53%		$148,561,732	1.08%	2.24%	1.08%	97.00%
Year Ended July 31, 2012 (g)	$7.47	0.15	(1.16)	(1.01)	(0.20)	(0.20)	–	$6.26	(13.28%	)	$123,438,593	1.17%	2.36%	1.17%	102.00%
Year Ended July 31, 2011 (g)	$6.34	0.13	1.15	1.28	(0.15)	(0.15)	–	$7.47	20.39%		$150,887,844	1.27%	1.87%	1.27%	95.00%
Year Ended July 31, 2010 (g)	$6.00	0.10	0.40	0.50	(0.16)	(0.16)	–	$6.34	8.31%		$133,320,908	1.28%	1.60%	1.28%	84.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$8.41	0.03	(0.23)	(0.20)	–	–	–	$8.21	(2.38%	)	$87,137,595	0.97%	1.57%	0.97%	31.09%
Year Ended July 31, 2014 (g)	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	–	$8.41	16.13%		$85,990,498	1.02%	2.12%	1.04%	83.79%
Year Ended July 31, 2013 (g)	$6.26	0.15	1.11	1.26	(0.12)	(0.12)	–	$7.40	20.34%		$60,530,663	1.21%	2.11%	1.33%	97.00%
Year Ended July 31, 2012 (g)	$7.46	0.14	(1.16)	(1.02)	(0.18)	(0.18)	–	$6.26	(13.35%	)	$62,889,462	1.31%	2.21%	1.42%	102.00%
Year Ended July 31, 2011 (g)	$6.33	0.12	1.15	1.27	(0.14)	(0.14)	–	$7.46	20.25%		$93,100,614	1.45%	1.69%	1.52%	95.00%
Year Ended July 31, 2010 (g)	$6.00	0.09	0.39	0.48	(0.15)	(0.15)	–	$6.33	8.03%		$79,236,673	1.44%	1.44%	1.53%	84.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$8.41	0.03	(0.22)	(0.19)	–	–	–	$8.22	(2.26%	)	$488,602	0.94%	1.60%	0.94%	31.09%
Period Ended July 31, 2014 (g)(j)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	–	$8.41	8.78%		$565,549	0.86%	2.39%	0.86%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

50

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Bailard Technology & Science Fund (Class M) returned 6.22%** versus 3.87% for its benchmark, the S&P North American Technology Sector IndexTM, and 7.14% for its former benchmark, the NASDAQ-100 Index.† For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 160 funds as of October 31, 2014) was 4.52% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund posted positive relative returns in each of the three months of the reporting period. The Fund’s overweight to biotechnology was accretive to Fund performance as large-capitalization biotechnology stocks posted very positive numbers during the reporting period. The NASDAQ Biotechnology Index was up 18.3% and the Fund’s health care exposure topped 18.8% with help from Fund holding InterMune, Inc. following news of the company’s pending acquisition by Roche Holding AG. Negative data results from Exelixis, Inc. and Alcobra Ltd. hindered further Fund outperformance from the group. Within the technology sector, the Fund’s stock selection was strong. An underweight to International Business Machines Corp., which continued to underperform the market, and overweights to software companies Manhattan Associates, Inc. and Splunk Inc. were accretive to Fund performance for the reporting period.

Early October witnessed a large semiconductor pullback as warnings of a cyclical downturn by Microchip Technology Inc. shocked the industry market and sent the benchmark tumbling 17% in a mere two days. Semiconductor stocks slowly climbed back as earnings and guidance trickled in from other firms showing in-line earnings to occasional seasonal weakness. Microchip Technology later attributed the weakness to seasonality and predicted a return to growth in early 2015. A warning shot has been fired, however; despite industry maturation, semiconductor stocks remain volatile.

The Fund did not hold any derivatives during the period.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren Matthew Johnson, David H. Smith, CFA and Sonya Thadhani

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Enhanced Growth Fund, the Fund’s predecessor fund.

† The Fund’s benchmark changed to the S&P North American Technology Sector IndexTM effective February 3, 2014. Based on discussions with the Fund’s subadviser, Nationwide Fund Advisors believes that this benchmark better represents the Fund’s investment style and holdings than its former benchmark.

The Fund is subject to the risks of investing in equity securities, including new public companies. Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

51

Fund Overview	Nationwide Bailard Technology & Science Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Bailard Technology & Science Fund (Class M) returned 6.22%, outperforming the Fund’s current benchmark, the S&P North American Technology Sector IndexTM by 2.35% and the Lipper peer category median by 1.70%

•	The Fund’s overweight to biotechnology was accretive to Fund performance as large-capitalization biotechnology stocks posted very positive numbers during the reporting period

Asset Allocation†

Common Stocks	98.9%
Exchange Traded Fund	0.5%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Technology Hardware, Storage & Peripherals	15.7%
Internet Software & Services	15.6%
Semiconductors & Semiconductor Equipment	15.6%
Software	15.2%
Information Technology Services	12.3%
Communications Equipment	10.0%
Biotechnology	6.9%
Electronic Equipment, Instruments & Components	4.4%
Internet & Catalog Retail	2.3%
Pharmaceuticals	1.0%
Other Industries	1.0%
100.0%

Top Holdings††

Apple, Inc.,	7.7%
Microsoft Corp.,	4.2%
QUALCOMM, Inc.,	3.3%
Google, Inc., Class A,	3.2%
Google, Inc., Class C,	3.2%
Cisco Systems, Inc.,	2.9%
Facebook, Inc., Class A,	2.8%
Micron Technology, Inc.,	2.5%
Oracle Corp.,	2.1%
Cognizant Technology Solutions Corp., Class A,	2.0%
Other Holdings	66.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

52

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	6.11%	21.81%	16.29%	7.80%	—
	w/SC3	0.00%	14.79%	14.98%	7.19%	—
Class C1	w/o SC2	5.97%	20.96%	15.54%	7.18%	—
	w/SC4	4.97%	19.96%	15.54%	7.18%	—
Class M1,5		6.22%	22.23%	16.74%	8.25%	—
Institutional Service Class[1,5,6]		6.18%	22.03%	16.66%	8.17%	—
Institutional Class[5]		6.24%	22.21%	—	—	21.71%	[7]
S&P NA Technology Sector IndexTM		3.87%	20.84%	16.59%	9.73%	—
NASDAQ-100 Index		7.14%	24.73%	21.40%	11.73%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.53%	1.45%
Class C	2.05%	2.05%
Class M	1.03%	1.03%
Institutional Service Class	1.28%	1.20%
Institutional Class	1.03%	1.03%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

53

Fund Performance (con’t.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM (current benchmark), the NASDAQ-100 Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Enhanced Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

54

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,061.10	7.53	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.90	7.38	1.45
Class C Shares	Actual	(a)	1,000.00	1,059.70	10.64	2.05
	Hypothetical	(a)(b)	1,000.00	1,014.87	10.41	2.05
Class M Shares	Actual	(a)	1,000.00	1,062.20	5.46	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05
Institutional Service Class Shares	Actual	(a)	1,000.00	1,061.80	6.24	1.20
	Hypothetical	(a)(b)	1,000.00	1,019.16	6.11	1.20
Institutional Class Shares	Actual	(a)	1,000.00	1,062.40	5.46	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

55

Statement of Investments

October 31, 2014

Nationwide Bailard Technology & Science Fund

Common Stocks 98.9%

	Shares	Market Value

Biotechnology 6.9%
Alexion Pharmaceuticals, Inc.*	2,000	$382,720
Alkermes PLC*	5,000	252,750
Alnylam Pharmaceuticals, Inc.*	2,400	222,576
Amgen, Inc.	5,400	875,772
Biogen Idec, Inc.*	2,000	642,160
BioMarin Pharmaceutical, Inc.*	3,000	247,500
Celgene Corp.*	8,000	856,720
Celldex Therapeutics, Inc.*	8,000	134,000
Clovis Oncology, Inc.*	2,000	119,320
Enanta Pharmaceuticals, Inc.*	6,700	288,100
Gilead Sciences, Inc.*	8,000	896,000
Hyperion Therapeutics, Inc.*	6,500	157,950
Ignyta, Inc.*	15,000	103,800
Incyte Corp.*	3,500	234,710
Isis Pharmaceuticals, Inc.*	3,000	138,180
Loxo Oncology, Inc.*	10,000	107,900
Medivation, Inc.*	2,000	211,400
Momenta Pharmaceuticals, Inc.*	10,000	109,100
NPS Pharmaceuticals, Inc.*	5,300	145,220
Regeneron Pharmaceuticals, Inc.*	1,300	511,836
Seattle Genetics, Inc.*	2,500	91,675
Vertex Pharmaceuticals, Inc.*	5,000	563,200

		7,292,589

Communications Equipment 10.0%
Brocade Communications Systems, Inc.	62,430	669,874
Cisco Systems, Inc.	124,000	3,034,280
F5 Networks, Inc.*	7,400	910,052
Juniper Networks, Inc.	20,780	437,835
Motorola Solutions, Inc.	17,115	1,103,917
Palo Alto Networks, Inc.*	8,565	905,321
QUALCOMM, Inc.	44,800	3,517,248

		10,578,527

Electronic Equipment, Instruments & Components 4.4%
Amphenol Corp., Class A	24,000	1,213,920
Flextronics International Ltd.*	70,925	760,316
Sanmina Corp.*	50,545	1,267,163
TE Connectivity Ltd.	22,905	1,400,183

		4,641,582

Health Care Equipment & Supplies 0.1%
Wright Medical Group, Inc.*	4,000	126,480

Information Technology Services 12.2%
Accenture PLC, Class A	19,300	1,565,616
Alliance Data Systems Corp.*	3,910	1,107,898
Amdocs Ltd.	31,200	1,483,248
Automatic Data Processing, Inc.	9,800	801,444
Cognizant Technology Solutions Corp., Class A*	43,865	2,142,805
Computer Sciences Corp.	14,365	867,646
Euronet Worldwide, Inc.*	31,000	1,663,770
Fidelity National Information Services, Inc.	14,900	870,011

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Fiserv, Inc.*	15,600	$1,083,888
MasterCard, Inc., Class A	10,800	904,500
Visa, Inc., Class A	1,920	463,546

		12,954,372

Internet & Catalog Retail 2.3%
Amazon.com, Inc.*	1,835	560,519
Priceline Group, Inc. (The)*	600	723,726
TripAdvisor, Inc.*	12,960	1,149,034

		2,433,279

Internet Software & Services 15.5%
Akamai Technologies, Inc.*	15,160	914,148
Blucora, Inc.*	26,140	443,073
Conversant, Inc.*	14,600	514,650
eBay, Inc.*	23,085	1,211,962
Facebook, Inc., Class A*	39,895	2,991,726
Google, Inc., Class A*	5,950	3,378,827
Google, Inc., Class C*	5,950	3,326,526
IAC/InterActiveCorp.	12,700	859,663
LogMeIn, Inc.*	15,530	746,217
Tencent Holdings Ltd., ADR-CN	13,000	208,651
VeriSign, Inc.*	18,500	1,105,560
Yahoo!, Inc.*	16,200	746,010

		16,447,013

Life Sciences Tools & Services 0.3%
Illumina, Inc.*	2,000	385,160

Pharmaceuticals 1.0%
BioDelivery Sciences International, Inc.*	13,000	226,200
Endocyte, Inc.*	16,000	95,760
Mylan, Inc.*	7,000	374,850
Salix Pharmaceuticals Ltd.*	1,000	143,850
Shire PLC, ADR-IE	1,000	199,800

		1,040,460

Semiconductors & Semiconductor Equipment 15.5%
Analog Devices, Inc.	22,840	1,133,321
Applied Materials, Inc.	13,700	302,633
Broadcom Corp., Class A	7,765	325,198
Intel Corp.	19,695	669,827
KLA-Tencor Corp.	25,100	1,986,665
Lam Research Corp.	12,665	986,097
Linear Technology Corp.	28,360	1,214,943
Marvell Technology Group Ltd.	24,400	327,936
Maxim Integrated Products, Inc.	33,200	974,088
Micron Technology, Inc.*	79,220	2,621,390
NVIDIA Corp.	50,000	977,000
NXP Semiconductor NV*	22,300	1,531,118
Synaptics, Inc.*	15,380	1,052,453
Texas Instruments, Inc.	15,000	744,900
Xilinx, Inc.	35,880	1,595,942

		16,443,511

56

Statement of Investments (Continued)

October 31, 2014

Nationwide Bailard Technology & Science Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 15.1%
Activision Blizzard, Inc.	38,300	$764,085
Aspen Technology, Inc.*	37,180	1,373,057
CA, Inc.	9,200	267,352
CDK Global, Inc.*	3,266	109,738
Intuit, Inc.	14,695	1,293,307
Manhattan Associates, Inc.*	37,345	1,497,908
Microsoft Corp.	94,000	4,413,300
NetScout Systems, Inc.*	18,040	664,954
NetSuite, Inc.*	3,700	402,042
Oracle Corp.	57,895	2,260,800
salesforce.com, Inc.*	10,700	684,693
ServiceNow, Inc.*	5,470	371,577
Splunk, Inc.*	12,790	845,163
Symantec Corp.	41,605	1,032,636

		15,980,612

Technology Hardware, Storage & Peripherals 15.6%
Apple, Inc.	75,030	8,103,240
Electronics For Imaging, Inc.*	15,910	727,405
EMC Corp.	35,500	1,019,915
Hewlett-Packard Co.	40,335	1,447,220
NetApp, Inc.	32,020	1,370,456
SanDisk Corp.	4,800	451,872
Seagate Technology PLC	22,200	1,394,826
Western Digital Corp.	20,495	2,016,093

		16,531,027

Total Common Stocks (cost $56,842,455)		104,854,612

Exchange Traded Fund 0.5%
Equity Fund 0.5%
Powershares QQQ Trust	5,200	527,280

Total Exchange Traded Fund (cost $518,648)		527,280

Total Investments (cost $57,361,103) (a) — 99.4%		105,381,892

Other assets in excess of liabilities — 0.6%		666,918

NET ASSETS — 100.0%		$106,048,810

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

IE	Ireland

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

57

Statement of Assets and Liabilities

October 31, 2014

Nationwide Bailard Technology & Science Fund
Assets:
Investments, at value (cost $57,361,103)	$105,381,892
Cash	699,786
Dividends receivable	27,414
Receivable for investments sold	50,933
Receivable for capital shares issued	1,347
Prepaid expenses	21,382

Total Assets	106,182,754

Liabilities:
Payable for capital shares redeemed	21,225
Accrued expenses and other payables:
Investment advisory fees	59,534
Fund administration fees	8,970
Distribution fees	968
Administrative servicing fees	1,031
Accounting and transfer agent fees	1,094
Trustee fees	314
Custodian fees	411
Compliance program costs (Note 3)	1,289
Professional fees	27,814
Printing fees	7,678
Other	3,616

Total Liabilities	133,944

Net Assets	$106,048,810

Represented by:
Capital	$48,842,791
Accumulated undistributed net investment income	31,989
Accumulated net realized gains from investments	9,153,241
Net unrealized appreciation/(depreciation) from investments	48,020,789

Net Assets	$106,048,810

Net Assets:
Class A Shares	$2,450,895
Class C Shares	565,917
Class M Shares	101,788,290
Institutional Service Class Shares	1,119,698
Institutional Class Shares	124,010

Total	$106,048,810

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	139,751
Class C Shares	33,933
Class M Shares	5,624,842
Institutional Service Class Shares	62,036
Institutional Class Shares	6,866

Total	5,867,428

58

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$17.54
Class C Shares (b)	$16.68
Class M Shares	$18.10
Institutional Service Class Shares	$18.05
Institutional Class Shares	$18.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.61

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

59

Statement of Operations

	Nationwide Bailard Technology & Science Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$295,064	$1,157,549
Interest income	276	47
Foreign tax withholding	–	(687)

Total Income	295,340	1,156,909

EXPENSES:
Investment advisory fees	193,782	743,777
Fund administration fees	27,474	116,873
Distribution fees Class A	1,467	4,558
Distribution fees Class C	1,332	4,761
Administrative servicing fees Class A	790	2,666
Administrative servicing fees Class C	120	297
Administrative servicing fees Institutional Service Class	502	2,531 (b)
Registration and filing fees	21,364	55,040
Professional fees	23,587	33,037
Printing fees	6,957	12,092
Trustee fees	796	2,472
Custodian fees	1,182	3,807
Accounting and transfer agent fees	2,307	3,268
Compliance program costs (Note 3)	–	1,747
Other	585	14,172

Total expenses before earnings credit, fees waived, and expenses reimbursed	282,245	1,001,098

Earnings credit (Note 5)	–	(63)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(193)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(189)
Expenses reimbursed by adviser (Note 3)	(6,838)	(5,440)

Net Expenses	275,407	995,213

NET INVESTMENT INCOME	19,933	161,696

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,639,401	11,482,923
Net change in unrealized appreciation/(depreciation) from investments	2,587,718	8,574,027

Net realized/unrealized gains from investments	6,227,119	20,056,950

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,247,052	$20,218,646

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

60

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$19,933	$161,696		$215,422
Net realized gains from investments	3,639,401	11,482,923		5,772,714
Net change in unrealized appreciation/(depreciation) from investments	2,587,718	8,574,027		7,636,756

Change in net assets resulting from operations	6,247,052	20,218,646		13,624,892

Distributions to Shareholders From:
Net investment income:
Class A	–	–		–
Class C	–	–		–
Class M	–	(201,450)		–
Institutional Service Class (b)	–	(708)		–
Institutional Class	–	(22	)(c)	–

Change in net assets from shareholder distributions	–	(202,180)		–

Change in net assets from capital transactions	(1,000,954)	(9,275,092)		(4,517,352)

Change in net assets	5,246,098	10,741,374		9,107,540

Net Assets:
Beginning of period	100,802,712	90,061,338		80,953,798

End of period	$106,048,810	$100,802,712		$90,061,338

Accumulated undistributed net investment income at end of period	$31,989	$12,056		$67,241

CAPITAL TRANSACTIONS:

Class A Shares (Note 12)
Proceeds from shares issued	$265,712	$768,454		$310,643
Dividends reinvested	–	–		–
Cost of shares redeemed	(142,843)	(385,966)		(462,227)

Total Class A Shares	122,869	382,488		(151,584)

Class C Shares (Note 12)
Proceeds from shares issued	72,706	168,980		296,440
Dividends reinvested	–	–		–
Cost of shares redeemed	(34,931)	(146,592)		(62,169)

Total Class C Shares	37,775	22,388		234,271

Class M Shares (Note 12)
Proceeds from shares issued	1,722,767	6,941,409		6,074,346
Dividends reinvested	–	186,718		–
Cost of shares redeemed	(2,772,016)	(16,278,607)		(9,179,691)

Total Class M Shares	(1,049,249)	(9,150,480)		(3,105,345)

Institutional Service Class Shares (b) (Note 12)
Proceeds from shares issued	–	7,801		686,194
Dividends reinvested	–	708		–
Cost of shares redeemed	(152,297)	(613,263)		(2,180,888)

Total Institutional Service Class Shares	(152,297)	(604,754)		(1,494,694)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

61

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$40,113	$105,496	(c)	$–
Dividends reinvested	–	22	(c)	–
Cost of shares redeemed	(165)	(30,252	)(c)	–

Total Institutional Class Shares	39,948	75,266	(c)	–

Change in net assets from capital transactions	$(1,000,954)	$(9,275,092)		$(4,517,352)

SHARE TRANSACTIONS:
Class A Shares
Issued	15,531	50,026		25,493
Reinvested	–	–		–
Redeemed	(8,418)	(25,336)		(38,465)

Total Class A Shares	7,113	24,690		(12,972)

Class C Shares
Issued	4,486	11,334		24,443
Reinvested	–	–		–
Redeemed	(2,216)	(9,302)		(5,480)

Total Class C Shares	2,270	2,032		18,963

Class M Shares
Issued	98,666	446,897		473,576
Reinvested	–	12,236		–
Redeemed	(157,612)	(1,010,879)		(709,516)

Total Class M Shares	(58,946)	(551,746)		(235,940)

Institutional Service Class Shares (b)
Issued	–	551		54,441
Reinvested	–	46		–
Redeemed	(8,734)	(41,111)		(177,027)

Total Institutional Service Class Shares	(8,734)	(40,514)		(122,586)

Institutional Class Shares
Issued	2,351	6,260	(c)	–
Reinvested	–	2	(c)	–
Redeemed	(10)	(1,737	)(c)	–

Total Institutional Class Shares	2,341	4,525	(c)	–

Total change in shares	(55,956)	(561,013)		(352,535)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

62

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$16.53	(0.01)	1.02	1.01	–	–	$17.54	6.11%	$2,450,895	1.45%	(0.32%	)	1.46%	7.60%
Year Ended July 31, 2014 (g)	$13.51	(0.03)	3.05	3.02	–	–	$16.53	22.35%	$2,192,132	1.37%	(0.23%	)	1.39%	36.99%
Year Ended July 31, 2013 (g)	$11.56	(0.02)	1.97	1.95	–	–	$13.51	16.87%	$1,458,286	1.45%	(0.13%	)	1.58%	45.00%
Year Ended July 31, 2012 (g)	$10.98	(0.06)	0.64	0.58	–	–	$11.56	5.28%	$1,397,618	1.45%	(0.57%	)	1.60%	11.00%
Year Ended July 31, 2011 (g)	$9.05	(0.06)	1.99	1.93	–	–	$10.98	21.33%	$1,973,765	1.45%	(0.61%	)	1.58%	16.00%
Year Ended July 31, 2010 (g)	$7.96	(0.04)	1.13	1.09	–	–	$9.05	13.71%	$2,277,231	1.43%	(0.46%	)	1.58%	17.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$15.74	(0.04)	0.98	0.94	–	–	$16.68	5.97%	$565,917	2.05%	(0.92%	)	2.17%	7.60%
Year Ended July 31, 2014 (g)	$12.95	(0.13)	2.92	2.79	–	–	$15.74	21.54%	$498,395	2.05%	(0.90%	)	2.05%	36.99%
Year Ended July 31, 2013 (g)	$11.15	(0.09)	1.89	1.80	–	–	$12.95	16.14%	$383,795	2.05%	(0.73%	)	2.08%	45.00%
Year Ended July 31, 2012 (g)	$10.66	(0.12)	0.61	0.49	–	–	$11.15	4.60%	$118,946	2.05%	(1.17%	)	2.10%	11.00%
Year Ended July 31, 2011 (g)	$8.84	(0.13)	1.95	1.82	–	–	$10.66	20.59%	$271,742	2.05%	(1.21%	)	2.08%	16.00%
Year Ended July 31, 2010 (g)	$7.82	(0.09)	1.11	1.02	–	–	$8.84	13.04%	$179,645	2.03%	(1.06%	)	2.08%	17.00%

Class M Shares
Period Ended October 31, 2014 (g)(h)	$17.04	–	1.06	1.06	–	–	$18.10	6.22%	$101,788,290	1.05%	0.09%		1.08%	7.60%
Year Ended July 31, 2014 (g)	$13.90	0.03	3.14	3.17	(0.03)	(0.03)	$17.04	22.85%	$96,832,238	0.99%	0.18%		0.99%	36.99%
Year Ended July 31, 2013 (g)	$11.85	0.03	2.02	2.05	–	–	$13.90	17.30%	$86,675,286	1.05%	0.27%		1.08%	45.00%
Year Ended July 31, 2012 (g)	$11.21	(0.02)	0.66	0.64	–	–	$11.85	5.71%	$76,669,709	1.05%	(0.17%	)	1.10%	11.00%
Year Ended July 31, 2011 (g)	$9.20	(0.02)	2.03	2.01	–	–	$11.21	21.85%	$86,181,523	1.05%	(0.21%	)	1.08%	16.00%
Year Ended July 31, 2010 (g)	$8.07	(0.01)	1.15	1.14	(0.01)	(0.01)	$9.20	14.04%	$64,408,363	1.03%	(0.06%	)	1.08%	17.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$17.00	–	1.05	1.05	–	–	$18.05	6.18%	$1,119,698	1.20%	(0.04%	)	1.25%	7.60%
Year Ended July 31, 2014 (g)	$13.87	–	3.14	3.14	(0.01)	(0.01)	$17.00	22.63%	$1,203,010	1.17%	0.01%		1.20%	36.99%
Year Ended July 31, 2013 (g)	$11.83	0.02	2.02	2.04	–	–	$13.87	17.24%	$1,543,971	1.14%	0.18%		1.33%	45.00%
Year Ended July 31, 2012 (g)	$11.20	(0.03)	0.66	0.63	–	–	$11.83	5.63%	$2,767,525	1.11%	(0.23%	)	1.35%	11.00%
Year Ended July 31, 2011 (g)	$9.20	(0.03)	2.03	2.00	–	–	$11.20	21.74%	$1,980,407	1.09%	(0.25%	)	1.33%	16.00%
Year Ended July 31, 2010 (g)	$8.07	(0.01)	1.15	1.14	(0.01)	(0.01)	$9.20	14.17%	$1,676,367	1.06%	(0.09%	)	1.33%	17.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$17.00	–	1.06	1.06	–	–	$18.06	6.24%	$124,010	1.05%	0.05%		1.08%	7.60%
Period Ended July 31, 2014 (g)(j)	$14.53	(0.02)	2.52	2.50	(0.03)	(0.03)	$17.00	17.25%	$76,937	0.96%	(0.14%	)	0.96%	36.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

63

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Geneva Mid Cap Growth Fund (Institutional Service Class) returned 4.98%** versus 5.15% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Growth Funds (consisting of 442 funds as of October 31, 2014) was 4.58% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

After the end of August 2014, the market experienced a change in leadership as high-quality companies began to outperform low-quality companies; the Fund’s performance improved after that change.

The beginning of the reporting period was characterized as a Federal Reserve-induced “risk on” market, with low interest rates and tight credit spreads. These market conditions favored lower-quality companies, companies that offer yield, high-beta stocks and highly levered companies with historically little access to inexpensive outside capital. Companies that engage in financial engineering have been rewarded in the markets, while those that reinvest to improve market positioning have not, even though such investments may be the correct longer-term decision. The Fund tends to invest in companies with very low leverage on a relative basis that reinvest in themselves. More recently, market conditions have begun to change; with the end of quantitative easing (QE) in the United States and the anticipation of higher interest rates in 2015, markets have moved away from lower-quality companies and focused on company fundamentals. In an environment in which company fundamentals are rewarded and this period of easy money concludes, we would anticipate the Fund to outperform.

Relative to the Fund’s benchmark, the Fund’s stock selection in the consumer discretionary and materials and processing sectors contributed positively to Fund performance during the reporting period. Specific stocks that contributed the most to the Fund’s absolute performance were Manhattan Associates, Inc. in the technology sector, The Hain Celestial Group Inc. in the consumer staples sector and O’Reilly Automotive, Inc. in the consumer discretionary sector.

Manhattan Associates, a new position to the portfolio in 2014, reported solid results with both revenue and earnings coming in above expectations. Total revenue grew 17% year-over-year while license revenue grew at an annual rate of 15%; the company also provided upwardly revised 2014 guidance. The Hain Celestial Group delivered a high-quality fourth-quarter report including solid sales growth and earnings which were slightly above expectations. The rally in Hain was driven by the company’s 2015 guidance for sales and earnings, which were above consensus. O’Reilly Automotive, a large Fund holding and top contributor to Fund returns during the reporting period, has been a consistent performer due to strong management execution and favorable industry trends. O’Reilly Automotive’s superior distribution model and part availability has allowed the company to continue to take market share and expand its U.S. footprint on the heels of strong company momentum.

Relative to the benchmark, the Fund’s holdings in the health care and producer durables sectors detracted the most from Fund performance during the reporting period. Within health care, the pharmaceutical and biotechnology industries led. Geneva historically has avoided biotechnology stocks as these companies often have no earnings and expose clients to event risk surrounding product successes or failures. Specific stocks that detracted the most from the Fund’s absolute performance during the reporting period were Chart Industries, Inc. in the producer durables sector, and Concho Resources Inc. and SM Energy Co. in the energy sector.

Chart Industries was sold from the Fund during the reporting period due to the lack of visibility in the liquid natural gas (LNG) infrastructure market. After the company significantly increased capacity with expectations for increased demand, the number of LNG projects has not come as quickly as had been expected due to the complex nature of these projects. Concho Resources was weak due to management’s reduction of full-year

64

Fund Commentary (con’t.)	Nationwide Geneva Mid Cap Growth Fund

oil price realizations and the precipitous fall in oil prices. Similarly, SM Energy performed poorly on the back of weakening oil prices and a production shortfall warning earlier in the third quarter of 2014.

Looking at the balance of 2014, we expect improving sequential economic growth, with a 2.3% gross domestic product (GDP) growth rate anticipated at year-end. As policymakers digest improving economic data, we feel that they will be inclined to look toward rate hikes in the second half of 2015. Should that occur, two to three quarters prior, we feel that the market will reflect that expectation, which should change market sentiment back to fundamentals and away from financial engineering (buybacks, inversions, mergers and acquisitions). We believe we have begun to see this manifest towards the end of the reporting period as higher-quality companies have outperformed and the Fund’s relative performance has improved.

This Fund does not utilize derivatives.

Subadviser:

Geneva Capital Management, LLC

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Geneva Mid Cap Growth Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. The Fund may invest in exchange-traded funds (ETFs). An investment in an ETF is subject to the risks of the securities held by the ETF and carries additional costs. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

65

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Geneva Mid Cap Growth Fund (Institutional Service Class) returned 4.98%, underperforming the benchmark by 0.17% and outperforming the Lipper peer category median by 0.40%

•	Relative to the Fund’s benchmark, the Fund’s stock selection in the consumer discretionary and materials and processing sectors contributed positively to Fund performance during the reporting period

•	Relative to the benchmark, the Fund’s holdings in the health care and producer durables sectors detracted the most from Fund performance during the reporting period

Asset Allocation†

Common Stocks	97.4%
Repurchase Agreement	0.4%
Mutual Fund	0.1%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††

Software	10.7%
Health Care Equipment & Supplies	9.6%
Specialty Retail	8.2%
Machinery	7.1%
Information Technology Services	5.4%
Banks	4.0%
Electronic Equipment, Instruments & Components	3.9%
Food Products	3.8%
Professional Services	3.5%
Oil, Gas & Consumable Fuels	3.5%
Other Industries*	40.3%
100.0%

Top Holdings††

O’Reilly Automotive, Inc.	3.2%
Tractor Supply Co.	2.7%
Fiserv, Inc.	2.5%
Amphenol Corp., Class A	2.5%
LKQ Corp.	2.4%
Cerner Corp.	2.4%
Hain Celestial Group, Inc. (The)	2.3%
Polaris Industries, Inc.	2.3%
Perrigo Co. PLC	2.2%
Intuit, Inc.	2.2%
Other Holdings*	75.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

66

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	4.84%	5.56%	15.84%	9.49%	—
	w/ SC3	(1.19)%	(0.51)%	14.54%	8.87%	—
Class C1	w/o SC2	4.69%	4.92%	15.15%	8.76%	—
	w/ SC4	3.69%	3.92%	15.15%	8.76%	—
Institutional Service Class[1,5,6]		4.98%	5.91%	16.16%	9.65%	—
Institutional Class[5]		5.01%	6.04%	—	—	7.01%	[7]
Russell Midcap® Growth Index		5.15%	14.59%	18.73%	10.17%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.36%
Class C	1.92%
Institutional Service Class	1.11%
Institutional Class	0.86%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

67

Fund Performance (con’t.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Mid Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

68

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,060.00	6.08	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.31	5.96	1.17
Class C Shares	Actual	(a)	1,000.00	1,056.40	9.85	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.63	9.65	1.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,061.90	4.37	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84
Institutional Class Shares	Actual	(a)	1,000.00	1,062.20	4.21	0.81
	Hypothetical	(a)(b)	1,000.00	1,021.12	4.13	0.81

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

69

Statement of Investments

October 31, 2014

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 97.4%

	Shares	Market Value

Banks 3.9%
East West Bancorp, Inc.	730,797	$26,864,098
Signature Bank*	211,848	25,661,148

		52,525,246

Capital Markets 3.3%
Affiliated Managers Group, Inc.*	137,555	27,482,113
Raymond James Financial, Inc.	295,615	16,592,870

		44,074,983

Commercial Services & Supplies 3.3%
Copart, Inc.*	680,782	22,765,350
Stericycle, Inc.*	168,573	21,240,198

		44,005,548

Distributors 2.4%
LKQ Corp.*	1,112,258	31,777,211

Diversified Financial Services 1.9%
Intercontinental Exchange, Inc.	121,643	25,337,020

Electronic Equipment, Instruments & Components 3.9%
Amphenol Corp., Class A	633,885	32,061,903
Trimble Navigation Ltd.*	723,621	19,436,460

		51,498,363

Energy Equipment & Services 1.5%
Oceaneering International, Inc.	280,424	19,705,395

Food Products 3.7%
Hain Celestial Group, Inc. (The)*	279,905	30,299,716
J.M. Smucker Co. (The)	189,335	19,690,840

		49,990,556

Health Care Equipment & Supplies 9.4%
Align Technology, Inc.*	389,174	20,478,336
C.R. Bard, Inc.	123,890	20,314,243
Cooper Cos., Inc. (The)	121,782	19,960,070
IDEXX Laboratories, Inc.*	151,391	21,447,563
Sirona Dental Systems, Inc.*	271,387	21,317,449
Varian Medical Systems, Inc.*	266,558	22,422,859

		125,940,520

Health Care Providers & Services 1.4%
Catamaran Corp.*	391,303	18,653,414

Health Care Technology 2.3%
Cerner Corp.*	486,002	30,783,367

Hotels, Restaurants & Leisure 3.2%
Chipotle Mexican Grill, Inc.*	41,297	26,347,486
Panera Bread Co., Class A* (a)	106,067	17,144,670

		43,492,156

Common Stocks (continued)

	Shares	Market Value

Household Products 1.7%
Church & Dwight Co., Inc.	317,848	$23,015,374

Industrial Conglomerates 1.6%
Roper Industries, Inc.	132,776	21,018,441

Information Technology Services 5.3%
Cognizant Technology Solutions Corp., Class A*	514,707	25,143,437
Fiserv, Inc.*	466,184	32,390,464
Gartner, Inc.*	169,093	13,647,496

		71,181,397

Insurance 1.3%
Brown & Brown, Inc.	528,271	16,830,714

Internet Software & Services 1.3%
CoStar Group, Inc.*	109,504	17,639,999

Leisure Products 2.2%
Polaris Industries, Inc.	195,417	29,480,609

Life Sciences Tools & Services 1.6%
PAREXEL International Corp.*	384,563	20,885,617

Machinery 7.0%
IDEX Corp.	312,918	23,440,687
Middleby Corp. (The)*	286,913	25,391,801
Pall Corp.	190,202	17,388,267
Wabtec Corp.	311,074	26,845,686

		93,066,441

Oil, Gas & Consumable Fuels 3.4%
Concho Resources, Inc.*	185,742	20,251,450
Range Resources Corp.	240,016	16,417,095
SM Energy Co.	148,990	8,388,137

		45,056,682

Pharmaceuticals 2.2%
Perrigo Co. PLC	178,818	28,870,166

Professional Services 3.4%
IHS, Inc., Class A*	203,851	26,710,597
Verisk Analytics, Inc., Class A*	295,263	18,409,648

		45,120,245

Road & Rail 2.9%
Genesee & Wyoming, Inc., Class A*	242,464	23,325,037
J.B. Hunt Transport Services, Inc.	197,680	15,768,933

		39,093,970

Software 10.5%
ANSYS, Inc.*	293,838	23,083,913
Intuit, Inc.	324,320	28,543,403
Manhattan Associates, Inc.*	602,749	24,176,262

70

Statement of Investments (Continued)

October 31, 2014

Nationwide Geneva Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Red Hat, Inc.*	416,839	$24,560,154
Tyler Technologies, Inc.*	213,978	23,948,418
Ultimate Software Group, Inc. (The)*	102,948	15,494,704

		139,806,854

Specialty Retail 8.0%
DSW, Inc., Class A	529,528	15,700,505
O’Reilly Automotive, Inc.*	235,288	41,382,453
Tiffany & Co.	153,533	14,757,592
Tractor Supply Co.	475,690	34,830,022

		106,670,572

Textiles, Apparel & Luxury Goods 3.0%
Carter’s, Inc.	192,080	15,007,210
Under Armour, Inc., Class A*	391,370	25,666,045

		40,673,255

Trading Companies & Distributors 1.8%
Beacon Roofing Supply, Inc.*	349,923	9,682,369
Fastenal Co.	327,321	14,415,217

		24,097,586

Total Common Stocks (cost $1,022,783,417)		1,300,291,701

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund - Institutional Class, 0.08% (b)(c)	755,945	755,945

Total Mutual Fund (cost $755,945)		755,945

Repurchase Agreement 0.4%

	Principal Amount	Market Value

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $5,255,370, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $5,360,442. (c)(d)	$5,255,335	$5,255,335

Total Repurchase Agreement (cost $5,255,335)		5,255,335

Total Investments (cost $1,028,794,697) (e) — 97.9%		1,306,302,981

Other assets in excess of liabilities — 2.1%		27,688,745

NET ASSETS — 100.0%		$1,333,991,726

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $5,893,305.

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $6,011,280.

(d)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

71

Statement of Assets and Liabilities

October 31, 2014

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investments, at value* (cost $1,023,539,362)	$1,301,047,646
Repurchase agreement, at value (cost $5,255,335)	5,255,335

Total Investments, at value (total cost $1,028,794,697)	1,306,302,981

Cash	38,827,813
Dividends receivable	338,695
Receivable for capital shares issued	1,662,802
Prepaid expenses	46,421

Total Assets	1,347,178,712

Liabilities:
Payable for investments purchased	2,937,180
Payable for capital shares redeemed	2,510,583
Payable upon return of securities loaned (Note 2)	6,011,280
Accrued expenses and other payables:
Investment advisory fees	740,281
Fund administration fees	35,165
Distribution fees	173,645
Administrative servicing fees	316,002
Accounting and transfer agent fees	130,673
Trustee fees	3,974
Custodian fees	5,301
Compliance program costs (Note 3)	356
Professional fees	39,358
Printing fees	277,493
Other	5,695

Total Liabilities	13,186,986

Net Assets	$1,333,991,726

Represented by:
Capital	$877,769,927
Accumulated net realized gains from investments	178,713,515
Net unrealized appreciation/(depreciation) from investments	277,508,284

Net Assets	$1,333,991,726

Net Assets:
Class A Shares	$481,151,390
Class C Shares	93,527,500
Institutional Service Class Shares	757,684,581
Institutional Class Shares	1,628,255

Total	$1,333,991,726

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,101,345
Class C Shares	3,491,605
Institutional Service Class Shares	24,959,380
Institutional Class Shares	53,550

Total	44,605,880

*	Includes value of securities on loan of $5,893,305 (Note 2).

72

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Geneva Mid Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$29.88
Class C Shares (b)	$26.79
Institutional Service Class Shares	$30.36
Institutional Class Shares	$30.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$31.70

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

73

Statements of Operations

	Nationwide Geneva Mid Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$1,547,059	$6,564,304
Interest income	12,047	–
Income from securities lending (Note 2)	620	2,736

Total Income	1,559,726	6,567,040

EXPENSES:
Investment advisory fees	2,337,716	10,140,564
Fund administration fees	103,240	1,021,181
Distribution fees Class A	296,198	1,230,450
Distribution fees Class B(b)	–	2,013
Distribution fees Class C	235,731	999,838
Administrative servicing fees Class A	201,495	863,943
Administrative servicing fees Class B (b)	–	671
Administrative servicing fees Class C	20,386	27,078
Administrative servicing fees Institutional Service Class (c)	103,510	1,376,857
Registration and filing fees	48,154	107,469
Professional fees	30,112	114,226
Printing fees	191,430	442,042
Trustee fees	9,523	55,828
Custodian fees	16,608	57,414
Accounting and transfer agent fees	137,073	512,332
Compliance program costs (Note 3)	1,124	5,572
Recoupment fees (Note 3)	–	45,468
Other	6,558	76,682
Total Expenses before earnings credit and fees waived	3,738,858	17,079,628
Earnings credit (Note 5)	–	(428)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(60,206)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (c)	–	(104,251)

Net Expenses	3,738,858	16,914,743

NET INVESTMENT LOSS	(2,179,132)	(10,347,703)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	72,074,032	108,159,253
Net change in unrealized appreciation/(depreciation) from investments	(3,339,934)	2,946,762

Net realized/unrealized gains from investments	68,734,098	111,106,015

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$66,554,966	$100,758,312

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

74

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment loss	$(2,179,132)	$(10,347,703)		$(7,898,601)
Net realized gains from investments	72,074,032	108,159,253		88,815,733
Net change in unrealized appreciation/(depreciation) from investments	(3,339,934)	2,946,762		157,419,685

Change in net assets resulting from operations	66,554,966	100,758,312		238,336,817

Distributions to Shareholders From:
Net realized gains:
Class A	–	(25,361,042)		(6,861,984)
Class B (b)	–	–		(54,588)
Class C	–	(5,688,359)		(1,519,946)
Institutional Service Class (c)	–	(46,021,008)		(9,977,376)
Institutional Class	–	(515	)(d)	–

Change in net assets from shareholder distributions	–	(77,070,924)		(18,413,894)

Change in net assets from capital transactions	(235,211,307)	86,503,149		323,508,195

Change in net assets	(168,656,341)	110,190,537		543,431,118

Net Assets:
Beginning of period	1,502,648,067	1,392,457,530		849,026,412

End of period	$1,333,991,726	$1,502,648,067		$1,392,457,530

Accumulated distributions in excess of net investment income at end of period	$–	$(5,426,589)		$(7,898,600)

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$26,007,935	$104,894,746		$148,745,590
Proceeds from shares issued from class conversion	–	2,015,421		–
Dividends reinvested	–	24,126,492		6,402,395
Cost of shares redeemed	(43,716,204)	(138,009,148)		(104,626,362)

Total Class A Shares	(17,708,269)	(6,972,489)		50,521,623

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	1,748		3,668
Dividends reinvested	–	–		51,653
Cost of shares redeemed in class conversion	–	(2,015,421)		–
Cost of shares redeemed	–	(311,700)		(1,841,076)

Total Class B Shares	–	(2,325,373)		(1,785,755)

Class C Shares (Note 12)
Proceeds from shares issued	1,608,445	14,028,000		23,731,707
Dividends reinvested	–	5,132,718		1,296,710
Cost of shares redeemed	(7,632,704)	(21,009,450)		(10,901,080)

Total Class C Shares	(6,024,259)	(1,848,732)		14,127,337

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

75

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12) (c)
Proceeds from shares issued	$50,829,385	$316,755,456		$407,746,116
Dividends reinvested	–	37,689,226		8,126,513
Cost of shares redeemed	(251,516,428)	(268,631,619)		(155,227,639)

Total Institutional Service Class Shares	(200,687,043)	85,813,063		260,644,990

Institutional Class Shares
Proceeds from shares issued	259,761	11,932,537	(d)	–
Dividends reinvested	–	515	(d)	–
Cost of shares redeemed	(11,051,497)	(96,372	)(d)	–

Total Institutional Class Shares	(10,791,736)	11,836,680	(d)	–

Change in net assets from capital transactions	$(235,211,307)	$86,503,149		$323,508,195

SHARE TRANSACTIONS:
Class A Shares
Issued	902,197	3,623,353		5,904,464
Issued in class conversion	–	69,832		–
Reinvested	–	855,229		268,670
Redeemed	(1,510,257)	(4,767,055)		(4,136,914)

Total Class A Shares	(608,060)	(218,641)		2,036,220

Class B Shares (b)
Issued	–	70		165
Reinvested	–	–		2,407
Redeemed in class conversion	–	(77,898)		–
Redeemed	–	(12,147)		(81,834)

Total Class B Shares	–	(89,975)		(79,262)

Class C Shares
Issued	62,285	536,623		1,042,254
Reinvested	–	201,837		59,674
Redeemed	(294,920)	(804,161)		(470,443)

Total Class C Shares	(232,635)	(65,701)		631,485

Institutional Service Class Shares (c)
Issued	1,735,911	10,856,454		16,112,704
Reinvested	–	1,318,728		337,620
Redeemed	(8,559,034)	(9,188,510)		(6,065,193)

Total Institutional Service Class Shares	(6,823,123)	2,986,672		10,385,131

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

76

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	8,914	418,599	(d)	–
Reinvested	–	18	(d)	–
Redeemed	(370,681)	(3,300	)(d)	–

Total Institutional Class Shares	(361,767)	415,317	(d)	–

Total change in shares	(8,025,585)	3,027,672		12,973,574

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

77

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

	Operations				Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$28.50	(0.06)	1.44	1.38	–	–	$29.88	4.84%	$481,151,390	1.26%	(0.81%	)	1.26%	5.12%
Year Ended July 31, 2014 (g)	$28.09	(0.24)	2.18	1.94	(1.53)	(1.53)	$28.50	6.96%	$476,141,617	1.25%	(0.81%	)	1.26%	32.13%
Year Ended July 31, 2013 (g)	$23.26	(0.20)	5.46	5.26	(0.43)	(0.43)	$28.09	22.96%	$475,430,830	1.38%	(0.79%	)	1.45%	26.00%
Year Ended July 31, 2012 (g)	$22.71	(0.20)	1.20	1.00	(0.45)	(0.45)	$23.26	4.46%	$346,311,494	1.38%	(0.88%	)	1.51%	17.00%
Year Ended July 31, 2011 (g)	$17.92	(0.20)	5.02	4.82	(0.03)	(0.03)	$22.71	26.82%	$195,872,031	1.38%	(0.92%	)	1.54%	23.00%
Year Ended July 31, 2010 (g)	$15.03	(0.15)	3.04	2.89	–	–	$17.92	19.22%	$176,923,831	1.38%	(0.90%	)	1.57%	26.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$25.59	(0.10)	1.30	1.20	–	–	$26.79	4.69%	$93,527,500	1.92%	(1.47%	)	1.92%	5.12%
Year Ended July 31, 2014 (g)	$25.52	(0.37)	1.97	1.60	(1.53)	(1.53)	$25.59	6.30%	$95,287,969	1.87%	(1.43%	)	1.87%	32.13%
Year Ended July 31, 2013 (g)	$21.29	(0.32)	4.98	4.66	(0.43)	(0.43)	$25.52	22.26%	$96,702,988	1.98%	(1.39%	)	1.95%	26.00%
Year Ended July 31, 2012 (g)	$20.96	(0.32)	1.10	0.78	(0.45)	(0.45)	$21.29	3.77%	$67,244,463	1.98%	(1.48%	)	2.01%	17.00%
Year Ended July 31, 2011 (g)	$16.64	(0.31)	4.66	4.35	(0.03)	(0.03)	$20.96	26.14%	$32,580,381	1.98%	(1.52%	)	2.04%	23.00%
Year Ended July 31, 2010 (g)	$14.04	(0.24)	2.84	2.60	–	–	$16.64	18.52%	$18,896,175	1.98%	(1.50%	)	2.07%	26.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$28.92	(0.03)	1.47	1.44	–	–	$30.36	4.98%	$757,684,581	0.89%	(0.43%	)	0.89%	5.12%
Year Ended July 31, 2014 (g)	$28.41	(0.16)	2.20	2.04	(1.53)	(1.53)	$28.92	7.24%	$919,189,168	0.98%	(0.54%	)	0.99%	32.13%
Year Ended July 31, 2013 (g)	$23.46	(0.14)	5.52	5.38	(0.43)	(0.43)	$28.41	23.28%	$818,056,645	1.13%	(0.54%	)	1.02%	26.00%
Year Ended July 31, 2012 (g)	$22.85	(0.15)	1.21	1.06	(0.45)	(0.45)	$23.46	4.70%	$431,911,298	1.13%	(0.63%	)	1.26%	17.00%
Year Ended July 31, 2011 (g)	$17.98	(0.15)	5.05	4.90	(0.03)	(0.03)	$22.85	27.25%	$215,698,880	1.13%	(0.67%	)	1.29%	23.00%
Year Ended July 31, 2010 (g)	$15.04	(0.11)	3.05	2.94	–	–	$17.98	19.55%	$19,588,342	1.11%	(0.63%	)	1.32%	26.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$28.96	(0.03)	1.48	1.45	–	–	$30.41	5.01%	$1,628,255	0.84%	(0.38%	)	0.84%	5.12%
Period Ended July 31, 2014 (g)(j)	$29.70	(0.08)	0.87	0.79	(1.53)	(1.53)	$28.96	2.72%	$12,029,313	0.80%	(0.31%	)	0.80%	32.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing amonth the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

78

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 6.64%** versus 6.12% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 556 funds as of October 31, 2014) was 5.67% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

After the end of August 2014, the market experienced a change in leadership as high-quality companies began to outperform low-quality companies; the Fund’s performance improved after that change, and the Fund outperformed the benchmark for the reporting period.

The beginning of the reporting period was characterized as a Federal Reserve-induced “risk on” market, with low interest rates and tight credit spreads. These market conditions favored lower-quality companies, companies that offer yield, high-beta stocks and highly levered companies with historically little access to inexpensive outside capital. Companies that engage in financial engineering have been rewarded in the markets while those that reinvest to improve market positioning have not, even though such investments may be the correct longer-term decision. The Fund tends to invest in companies with very low leverage on a relative basis that reinvest in themselves. More recently, market conditions have begun to change; with the end of quantitative easing (QE) in the United States and the anticipation of higher interest rates in 2015, markets have moved away from lower-quality companies and focused on company fundamentals. In an environment in which company fundamentals are rewarded and this period of easy money concludes, we would anticipate the Fund to outperform.

Relative to the Fund’s benchmark, the Fund’s stock selection in the materials and processing and technology sectors contributed positively to Fund performance during the reporting period.

Specific stocks that contributed the most to the Fund’s absolute performance were Concur Technologies, Inc. and Tyler Technologies, Inc. in the technology sector, and Acuity Brands, Inc. in the materials and processing sector.

Acuity Brands delivered strong top- and bottom-line growth, posting earnings per share (EPS) gains in excess of 20% in three of the past four quarters; this represents acceleration over the volatility and slower growth seen in the prior year. Acuity continues to benefit from market growth and mix shift as new commercial construction activity improves, supporting margin expansion during the past year that should continue into the foreseeable future. Concur Technologies was sold due to a pending acquisition by SAP. SAP will acquire the company for $129 per share, a 20% premium to prior day close. Tyler Technologies reported strong results with revenue up 20.2% year-over-year, which was above consensus estimates; and the company raised its guidance for the full year.

Relative to the benchmark, the Fund’s holdings in the health care and consumer discretionary sectors detracted the most from Fund performance during the reporting period. Within health care, the pharmaceutical and biotechnology industries led. Geneva historically has avoided biotechnology stocks as these companies often have no earnings and expose clients to event risk surrounding product successes or failures. Specific stocks that detracted the most from the Fund’s absolute performance during the reporting period were SM Energy Co. and Bonanza Creek Energy, Inc. in the energy sector, and Chart Industries, Inc. in the producer durables sector.

SM Energy shares were down 28% due to execution issues, a 16% decrease in oil prices, and lack of production visibility, creating uncertainty around the economic potential of the company’s asset base. Bonanza Creek Energy also was down as a result of a decrease in oil prices and its impact on exploration and production (E&P) companies exposed to U.S. shale oil production. Chart Industries was sold from the Fund during the reporting period due to the lack of visibility in the liquid natural gas (LNG) infrastructure market.

79

Fund Commentary (con’t.)	Nationwide Geneva Small Cap Growth Fund

After the company significantly increased capacity with expectations for increased demand, the number of LNG projects has not come as quickly as had been expected due to the complex nature of these projects.

Looking at the balance of 2014, we expect improving sequential economic growth, with a 2.3% gross domestic product (GDP) growth rate anticipated at year-end. As policymakers digest improving economic data, we feel that they will be inclined to look toward rate hikes in the second half of 2015. Should that occur, two to three quarters prior, we feel that the market will reflect that expectation, which should change market sentiment back to fundamentals and away from financial engineering (buybacks, inversions, mergers and acquisitions). We believe we have begun to see this manifest towards the end of the reporting period as higher-quality companies have outperformed and the Fund’s relative performance has improved.

The Fund did not utilize derivatives.

Subadviser:

Geneva Capital Management, LLC

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Geneva Small Cap Growth Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund may invest in exchange-traded funds (ETFs). An investment in an ETF is subject to the risks of the securities held by the ETF and carries additional costs. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

80

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 6.64%, outperforming the benchmark by 0.52% and the Lipper peer category median by 0.97%

•	Relative to the Fund’s benchmark, the Fund’s stock selection in the materials and processing and technology sectors contributed positively to Fund performance during the reporting period

•	The Fund’s holdings in the health care and consumer discretionary sectors detracted the most from Fund performance during the reporting period

Asset Allocation†

Common Stocks	96.9%
Other assets in excess of liabilities	3.1%
100.0%

Top Industries††

Software	11.3%
Machinery	9.8%
Health Care Equipment & Supplies	8.8%
Banks	5.4%
Life Sciences Tools & Services	5.0%
Specialty Retail	4.7%
Chemicals	4.6%
Health Care Providers & Services	4.3%
Oil, Gas & Consumable Fuels	4.2%
Food Products	4.0%
Other Industries	37.9%
100.0%

Top Holdings††

Tyler Technologies, Inc.,	3.6%
Cantel Medical Corp.,	3.0%
Bank of the Ozarks, Inc.,	3.0%
MWI Veterinary Supply, Inc.,	3.0%
Allegiant Travel Co.,	3.0%
Middleby Corp. (The),	3.0%
MarketAxess Holdings, Inc.,	2.8%
Acuity Brands, Inc.,	2.8%
Ultimate Software Group, Inc. (The),	2.7%
PAREXEL International Corp.,	2.7%
Other Holdings	70.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

81

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period ended October 31, 2014*	1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	6.56%	(1.63)%	18.46%	18.14%	[3]
	w/ SC4	0.43%	(7.27)%	17.13%	16.91%	[3]
Class C1	w/o SC2	6.42%	(2.24)%	17.74%	17.44%	[3]
	w/ SC5	5.42%	(3.24)%	17.74%	17.44%	[3]
Institutional Service Class[1,6,7]		6.64%	(1.36)%	18.77%	18.44%	[3]
Institutional Class[6]		6.68%	(1.24)%	—	3.32%	[8]
Russell 2000® Growth Index		6.12%	8.26%	18.61%	18.22%
CPI		(0.03)%	1.66%	1.89%	1.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of June 12, 2009.

[4]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.85%	1.62%
Class C	2.35%	2.22%
Institutional Service Class	1.60%	1.37%
Institutional Class	1.35%	1.22%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

82

Fund Performance (con’t.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 10/31/14 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Small Cap Growth Fund.

83

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,041.40	5.45	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.40	1.06
Class C Shares	Actual	(a)	1,000.00	1,037.90	8.99	1.75
	Hypothetical	(a)(b)	1,000.00	1,016.38	8.89	1.75
Institutional Service Class Shares	Actual	(a)	1,000.00	1,042.70	6.54	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Institutional Class Shares	Actual	(a)	1,000.00	1,043.20	4.22	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

84

Statement of Investments

October 31, 2014

Nationwide Geneva Small Cap Growth Fund

Common Stocks 96.9%

	Shares	Market Value

Air Freight & Logistics 1.9%
Echo Global Logistics, Inc.*	70,118	$1,832,183
Hub Group, Inc., Class A*	30,533	1,108,043

		2,940,226

Airlines 2.9%
Allegiant Travel Co.	34,106	4,552,128

Banks 5.3%
Bank of the Ozarks, Inc.	129,278	4,555,757
Texas Capital Bancshares, Inc.*	61,701	3,773,016

		8,328,773

Capital Markets 1.0%
Affiliated Managers Group, Inc.*	7,822	1,562,757

Chemicals 4.5%
Balchem Corp.	57,889	3,745,419
Sensient Technologies Corp.	55,785	3,301,356

		7,046,775

Commercial Services & Supplies 3.5%
Healthcare Services Group, Inc.	113,238	3,372,228
Team, Inc.*	52,450	2,210,243

		5,582,471

Consumer Finance 1.3%
Portfolio Recovery Associates, Inc.*	32,478	2,054,233

Distributors 1.0%
LKQ Corp.*	56,341	1,609,662

Diversified Consumer Services 1.0%
Bright Horizons Family Solutions, Inc.*	37,084	1,652,463

Diversified Financial Services 2.7%
MarketAxess Holdings, Inc.	66,505	4,299,548

Electrical Equipment 2.7%
Acuity Brands, Inc.	30,573	4,262,793

Electronic Equipment, Instruments & Components 1.8%
Cognex Corp.*	70,873	2,803,736

Energy Equipment & Services 1.5%
Dril-Quip, Inc.*	25,649	2,307,128

Food Products 3.9%
J&J Snack Foods Corp.	34,821	3,587,608
TreeHouse Foods, Inc.*	30,374	2,586,953

		6,174,561

Health Care Equipment & Supplies 8.5%
ABIOMED, Inc.*	124,514	4,082,814
Cantel Medical Corp.	109,863	4,658,191

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Masimo Corp.*	62,654	$1,581,387
Neogen Corp.*	71,826	3,153,162

		13,475,554

Health Care Providers & Services 4.2%
IPC The Hospitalist Co., Inc.*	49,075	2,044,465
MWI Veterinary Supply, Inc.*	26,840	4,553,540

		6,598,005

Health Care Technology 1.9%
Medidata Solutions, Inc.*	67,339	3,037,662

Hotels, Restaurants & Leisure 3.3%
Chuy’s Holdings, Inc.*	77,106	2,306,240
Panera Bread Co., Class A*	9,569	1,546,733
Red Robin Gourmet Burgers, Inc.*	25,371	1,394,644

		5,247,617

Internet Software & Services 3.3%
Envestnet, Inc.*	71,945	3,195,797
NIC, Inc.	111,213	2,049,655

		5,245,452

Life Sciences Tools & Services 4.9%
PAREXEL International Corp.*	75,955	4,125,116
Techne Corp.	38,950	3,546,398

		7,671,514

Machinery 9.5%
Barnes Group, Inc.	82,109	3,001,905
Donaldson Co., Inc.	61,622	2,562,243
Middleby Corp. (The)*	51,219	4,532,881
Proto Labs, Inc.*	27,357	1,788,327
RBC Bearings, Inc.	50,981	3,097,096

		14,982,452

Oil, Gas & Consumable Fuels 4.1%
Bonanza Creek Energy, Inc.*	49,194	2,225,537
Gulfport Energy Corp.*	42,881	2,151,769
SM Energy Co.	36,528	2,056,526

		6,433,832

Professional Services 1.6%
Advisory Board Co. (The)*	47,765	2,563,548

Road & Rail 3.0%
Genesee & Wyoming, Inc., Class A*	31,168	2,998,362
Marten Transport Ltd.	92,631	1,817,420

		4,815,782

Software 11.0%
Blackbaud, Inc.	42,127	1,874,651
Bottomline Technologies de, Inc.*	80,997	2,032,215

85

Statement of Investments (Continued)

October 31, 2014

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
FactSet Research Systems, Inc.	11,157	$1,466,476
Interactive Intelligence Group, Inc.*	44,946	2,169,094
Tyler Technologies, Inc.*	49,750	5,568,020
Ultimate Software Group, Inc. (The)*	27,833	4,189,145

		17,299,601

Specialty Retail 4.6%
Hibbett Sports, Inc.*	42,166	1,913,915
Monro Muffler Brake, Inc.	62,177	3,322,739
Vitamin Shoppe, Inc.*	42,325	1,986,312

		7,222,966

Thrifts & Mortgage Finance 1.1%
BofI Holding, Inc.*	23,664	1,822,601

Trading Companies & Distributors 0.9%
Beacon Roofing Supply, Inc.*	53,006	1,466,676

Total Investments (cost $129,274,547) (a) — 96.9%		153,060,516

Other assets in excess of liabilities — 3.1%		4,831,731

NET ASSETS — 100.0%		$157,892,247

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2014

Nationwide Geneva Small Cap Growth Fund
Assets:
Investments, at value (cost $129,274,547)	$153,060,516
Cash	4,856,076
Dividends receivable	5,820
Receivable for capital shares issued	303,845
Prepaid expenses	22,469

Total Assets	158,248,726

Liabilities:
Payable for capital shares redeemed	125,243
Accrued expenses and other payables:
Investment advisory fees	120,065
Fund administration fees	9,655
Distribution fees	19,000
Administrative servicing fees	26,039
Accounting and transfer agent fees	4,639
Trustee fees	434
Custodian fees	649
Compliance program costs (Note 3)	65
Professional fees	27,139
Printing fees	23,271
Other	280

Total Liabilities	356,479

Net Assets	$157,892,247

Represented by:
Capital	$125,557,893
Accumulated net realized gains from investments	8,548,385
Net unrealized appreciation/(depreciation) from investments	23,785,969

Net Assets	$157,892,247

Net Assets:
Class A Shares	$32,021,519
Class C Shares	15,922,693
Institutional Service Class Shares	109,266,656
Institutional Class Shares	681,379

Total	$157,892,247

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	752,755
Class C Shares	387,424
Institutional Service Class Shares	2,529,703
Institutional Class Shares	15,755

Total	3,685,637

87

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$42.54
Class C Shares (b)	$41.10
Institutional Service Class Shares	$43.19
Institutional Class Shares	$43.25

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$45.14

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statements of Operations

	Nationwide Geneva Small Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$118,536	$612,173
Interest income	858	–

Total Income	119,394	612,173

EXPENSES:
Investment advisory fees	365,156	1,398,445
Fund administration fees	28,885	144,648
Distribution fees Class A	17,657	83,429
Distribution fees Class C	39,351	156,341
Administrative servicing fees Class A	8,944	44,984
Administrative servicing fees Class C	3,128	4,419
Administrative servicing fees Institutional Service Class	23,640	88,730 (b)
Registration and filing fees	23,188	57,450
Professional fees	23,240	36,187
Printing fees	18,609	34,216
Trustee fees	1,055	4,076
Custodian fees	1,750	5,236
Accounting and transfer agent fees	5,931	22,507
Compliance program costs (Note 3)	–	1,768
Other	883	12,843

Total expenses before earnings credit, fees waived, and expenses reimbursed	561,417	2,095,279

Earnings credit (Note 5)	–	(66)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(3,108)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(9,476)
Expenses reimbursed by adviser (Note 3)	(10,276)	(23,530)

Net Expenses	551,141	2,059,099

NET INVESTMENT LOSS	(431,747)	(1,446,926)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,865,648	8,299,863
Net change in unrealized appreciation/(depreciation) from investments	8,274,130	(6,908,932)

Net realized/unrealized gains from investments	10,139,778	1,390,931

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,708,031	$(55,995)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment loss	$(431,747)	$(1,446,926)		$(764,763)
Net realized gains from investments	1,865,648	8,299,863		4,210,112
Net change in unrealized appreciation/(depreciation) from investments	8,274,130	(6,908,932)		18,438,559

Change in net assets resulting from operations	9,708,031	(55,995)		21,883,908

Distributions to Shareholders From:
Net realized gains:
Class A	–	(1,065,380)		(583,961)
Class C	–	(502,214)		(285,618)
Institutional Service Class (b)	–	(2,586,446)		(1,574,763)
Institutional Class	–	(325	)(c)	–

Change in net assets from shareholder distributions	–	(4,154,365)		(2,444,342)

Change in net assets from capital transactions	6,969,663	35,748,830		51,141,945

Change in net assets	16,677,694	31,538,470		70,581,511

Net Assets:
Beginning of period	141,214,553	109,676,083		39,094,572

End of period	$157,892,247	$141,214,553		$109,676,083

Accumulated distributions in excess of net investment income at end of period	$–	$(911,073)		$(764,763)

CAPITAL TRANSACTIONS:

Class A Shares (Note 12)
Proceeds from shares issued	$5,808,411	$25,755,368		$15,711,087
Dividends reinvested	–	1,038,753		552,963
Cost of shares redeemed	(3,693,697)	(22,224,052)		(6,057,104)

Total Class A Shares	2,114,714	4,570,069		10,206,946

Class C Shares (Note 12)
Proceeds from shares issued	812,268	6,693,233		6,971,615
Dividends reinvested	–	493,337		281,159
Cost of shares redeemed	(1,312,584)	(3,128,668)		(1,075,169)

Total Class C Shares	(500,316)	4,057,902		6,177,605

Institutional Service Class Shares (Note 12) (b)
Proceeds from shares issued	18,897,330	68,410,493		47,263,193
Dividends reinvested	–	2,109,678		1,100,299
Cost of shares redeemed	(13,698,336)	(43,907,701)		(13,606,098)

Total Institutional Service Class Shares	5,198,994	26,612,470		34,757,394

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

90

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Institutional Class Shares
Proceeds from shares issued	$156,326	$517,828	(c)	$–
Dividends reinvested	–	325	(c)	–
Cost of shares redeemed	(55)	(9,764	)(c)	–

Total Institutional Class Shares	156,271	508,389	(c)	–

Change in net assets from capital transactions	$6,969,663	$35,748,830		$51,141,945

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	143,820	595,988		457,436
Reinvested	–	24,367		17,383
Redeemed	(90,817)	(535,546)		(176,348)

Total Class A Shares	53,003	84,809		298,471

Class C Shares (Note 12)
Issued	20,666	159,154		205,357
Reinvested	—	11,911		9,035
Redeemed	(33,489)	(77,239)		(31,379)

Total Class C Shares	(12,823)	93,826		183,013

Institutional Service Class Shares (Note 12) (b)
Issued	463,027	1,592,850		1,350,672
Reinvested	–	48,858		34,256
Redeemed	(336,539)	(1,042,590)		(383,045)

Total Institutional Service Class Shares	126,488	599,118		1,001,883

Institutional Class Shares
Issued	3,823	12,169	(c)	–
Reinvested	–	7	(c)	–
Redeemed	(1)	(243	)(c)	–

Total Institutional Class Shares	3,822	11,933	(c)	–

Total change in shares	170,490	789,686		1,483,367

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$39.92	(0.13)	2.75	2.62	–	–	–	$42.54	6.56%		$32,021,519	1.62%	(1.29%	)	1.66%	7.48%
Year Ended July 31, 2014 (g)	$40.05	(0.49)	1.76	1.27	(1.40)	(1.40)	–	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%
Year Ended July 31, 2013 (g)	$31.36	(0.42)	10.63	10.21	(1.52)	(1.52)	–	$40.05	33.86%		$24,629,215	1.62%	(1.21%	)	1.88%	30.00%
Year Ended July 31, 2012 (g)	$30.87	(0.38)	1.80	1.42	(0.93)	(0.93)	–	$31.36	4.69%		$9,925,067	1.62%	(1.26%	)	2.07%	45.00%
Year Ended July 31, 2011 (g)	$24.39	(0.39)	7.90	7.51	(1.03)	(1.03)	–	$30.87	30.90%		$9,000,251	1.62%	(1.30%	)	2.25%	45.00%
Year Ended July 31, 2010 (g)	$20.70	(0.26)	3.95	3.69	–	–	–	$24.39	17.83%		$3,220,168	1.62%	(1.15%	)	2.73%	62.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$38.62	(0.19)	2.67	2.48	–	–	–	$41.10	6.42%		$15,922,693	2.22%	(1.89%	)	2.36%	7.48%
Year Ended July 31, 2014 (g)	$39.04	(0.73)	1.71	0.98	(1.40)	(1.40)	–	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%
Year Ended July 31, 2013 (g)	$30.78	(0.62)	10.40	9.78	(1.52)	(1.52)	–	$39.04	33.08%		$11,961,250	2.22%	(1.81%	)	2.38%	30.00%
Year Ended July 31, 2012 (g)	$30.49	(0.56)	1.78	1.22	(0.93)	(0.93)	–	$30.78	4.09%		$3,798,576	2.22%	(1.86%	)	2.57%	45.00%
Year Ended July 31, 2011 (g)	$24.23	(0.58)	7.87	7.29	(1.03)	(1.03)	–	$30.49	30.18%		$2,133,507	2.22%	(1.90%	)	2.75%	45.00%
Year Ended July 31, 2010 (g)	$20.69	(0.40)	3.94	3.54	–	–	–	$24.23	17.11%		$259,851	2.22%	(1.75%	)	3.23%	62.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$40.50	(0.11)	2.80	2.69	–	–	–	$43.19	6.64%		$109,266,656	1.37%	(1.04%	)	1.38%	7.48%
Year Ended July 31, 2014 (g)	$40.51	(0.37)	1.76	1.39	(1.40)	(1.40)	–	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%
Year Ended July 31, 2013 (g)	$31.63	(0.34)	10.74	10.40	(1.52)	(1.52)	–	$40.51	34.18%		$73,085,618	1.36%	(0.95%	)	1.63%	30.00%
Year Ended July 31, 2012 (g)	$31.04	(0.30)	1.82	1.52	(0.93)	(0.93)	–	$31.63	4.99%		$25,370,929	1.35%	(0.99%	)	1.82%	45.00%
Year Ended July 31, 2011 (g)	$24.45	(0.31)	7.93	7.62	(1.03)	(1.03)	–	$31.04	31.28%		$12,477,289	1.35%	(1.03%	)	2.00%	45.00%
Year Ended July 31, 2010 (g)	$20.70	(0.20)	3.95	3.75	–	–	–	$24.45	18.12%		$6,252,291	1.37%	(0.89%	)	2.48%	62.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$40.54	(0.09)	2.80	2.71	–	–	–	$43.25	6.68%		$681,379	1.22%	(0.90%	)	1.28%	7.48%
Period Ended July 31, 2014 (g)(j)	$43.05	(0.28)	(0.83)	(1.11)	(1.40)	(1.40)	–	$40.54	(2.79%	)	$483,778	1.18%	(0.77%	)	1.18%	27.16%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

92

Fund Commentary	Nationwide HighMark Balanced Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Balanced Fund (Institutional Service Class) returned 2.58%** versus 3.59% for its composite benchmark, 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 377 funds as of October 31, 2014) was 0.79% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. equity markets focused on the possible timing and extent of Federal Reserve-mandated rate hikes and the possible impact of a rate increase on corporate balance sheets and borrowing costs.

For now, at least, default premiums are low as credit for corporate activity is inexpensive and the overall equity market has a sanguine view of the risk represented by corporate defaults. This outlook may change in 2015 when rising rates may make companies with highly leveraged, speculative balance sheets less attractive to investors.

As for the bond markets, for the first time in more than a year risk assets came under pressure as the Fed’s quantitative easing (QE) program ended and the Fed stepped up its rhetoric about an eventual increase in interest rates. Despite the talk of higher rates in 2015, however, interest rates declined during the reporting period. While short-term Treasury bills (T-bills) declined only a basis point or two, five-year rates were 14 basis points (bps) lower, and 10-year and 30-year yields fell by 22 and 25 bps, respectively. Slowing global growth and geopolitical concerns resulted in U.S. Treasurys having the best returns for the reporting period, while both investment-grade and high-yield corporate bonds underperformed.

As a result, we continue to believe that a significant rise in interest rates is still some distance in the future, although a small increase in the federal funds rate in the latter half of 2015 would not be a surprise. In this environment, investment-grade corporate bonds continue to provide relatively attractive investment opportunities, primarily as a result of their income advantage over U.S. Treasurys.

Investors desperate for yield have flocked in recent years to the traditionally higher-yielding sectors of the equity market as Fed intervention drove U.S. Treasury yields to ever-lower levels. Equity markets already may be anticipating less enthusiasm for stocks from the traditionally higher-yielding publicly traded real estate investment trust (REIT) and utilities sectors, which began to reverse course, with the month of September 2014 seeing outperformance in such unglamorous arenas as consumer discretionary and health care. The equity portion of the Fund’s stock selection and portfolio allocation to these sectors helped Fund performance during the reporting period. In the consumer discretionary sector, the continuation in strong top- and bottom-line growth in Fund holdings such as The Home Depot, Inc.; NIKE, Inc.; and Marriott International, Inc. helped drive Fund performance during the reporting period. Within the health care sector the Fund benefited from Allergan, Inc.’s strong third quarter and acquisition potential, as well as the strength in Gilead Sciences, Inc.’s biotechnology product portfolio.

Offsetting this strong performance for the Fund during the reporting period was a large underweight in the slower-growth consumer staples sector as well as stock selection within the sector. Tobacco and carbonated beverage stocks rebounded during the third quarter after a period of underperformance, and the Fund’s lack of exposure to these industries negatively affected Fund performance during the reporting period.

During the reporting period, the Fund was exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle. Such a cycle could create beneficial market conditions for quality companies and firms with more reliable earnings growth and free cash flow patterns than the high-flyers that have led the market in recent periods.

For the fixed-income portion of the portfolio, the primary factor driving Fund performance for the

93

Fund Commentary (con’t.)	Nationwide HighMark Balanced Fund

reporting period was the shape of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), as yields for intermediate-term maturities increased while long-term yields declined.

The equity portion of the Fund is positioned to take advantage of our conviction that the portfolio’s core holdings should continue to be in companies with attractive growth and risk profiles that result from their ability to reinvest capital at returns above the cost of capital. Our philosophy and process continue to favor stocks from companies with compelling business models, sustainable competitive advantages and strong management teams that can benefit from long-term secular growth tailwinds.

For the bond portion of the Fund, we believe that investment-grade corporates remain an attractive alternative to U.S. Treasury securities. While we have seen spread compression during the past year, we believe the yield advantage provided by corporate bonds is still relatively attractive on a risk-adjusted basis. We also anticipate that this sector will perform better should a rising interest rate environment develop, as the additional income will help offset some of the potential bond price declines.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, E. Jack Montgomery, Kenneth Wemer and David Wines

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Balanced Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities and fixed-income securities. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide HighMark Balanced Fund

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Balanced Fund (Institutional Service Class) returned 2.58%, underperforming the composite benchmark by 1.01% and outperforming the Lipper peer category median by 1.79%

•

During the reporting period, the Fund was exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle. Such a cycle could create beneficial market conditions for quality companies and firms with more reliable earnings growth and free cash flow patterns than the high-flyers that have led the market in recent periods

•

For the fixed-income portion of the portfolio, the primary factor driving Fund performance for the reporting period was the shape of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), as yields for intermediate-term maturities increased while long-term yields declined

Asset Allocation†

Common Stocks	61.2%
Corporate Bonds	22.6%
U.S. Government Mortgage Backed Agencies	5.1%
Commercial Mortgage Backed Securities	2.5%
U.S. Treasury Notes	2.4%
Asset-Backed Securities	2.2%
Municipal Bonds	1.7%
Collateralized Mortgage Obligations	0.4%
Bank Loans	0.1%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries††

Banks	11.2%
Pharmaceuticals	5.9%
Oil, Gas & Consumable Fuels	5.3%
Chemicals	4.2%
Food & Staples Retailing	3.6%
Software	3.0%
Media	2.9%
Hotels, Restaurants & Leisure	2.8%
Real Estate Investment Trusts (REITs)	2.7%
Internet Software & Services	2.6%
Other Industries	55.8%
100.0%

Top Holdings††

Wells Fargo & Co.	3.2%
Danaher Corp.	2.4%
Ecolab, Inc.	2.2%
US Bancorp	2.1%
American Tower Corp.	1.7%
Praxair, Inc.	1.7%
Microsoft Corp.	1.6%
Gilead Sciences, Inc.	1.6%
Allergan, Inc.	1.4%
Linear Technology Corp.	1.3%
Other Holdings	80.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

95

Fund Performance	Nationwide HighMark Balanced Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	2.52%	7.98%	9.71%	5.86%	—
	w/ SC3	(3.41)%	1.77%	8.48%	5.26%	—
Class C1	w/o SC2	2.30%	7.30%	9.04%	5.22%	—
	w/ SC4	1.30%	6.30%	9.04%	5.22%	—
Institutional Service Class[1,5,6]		2.58%	8.24%	9.99%	6.12%	—
Institutional Class[5]		2.57%	8.38%	—	—	8.84%	[7]
Composite Index		3.49%	11.52%	11.38%	6.65%	—
S&P 500® Index		5.05%	17.27%	16.69%	8.20%	—
Barclays U.S. Aggregate Bond Index		1.40%	4.14%	4.22%	4.64%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.96%	1.24%
Class C	2.46%	1.84%
Institutional Service Class	1.71%	0.99%
Institutional Class	1.46%	0.84%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

96

Fund Performance (con’t.)	Nationwide HighMark Balanced Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Balanced Fund versus the Composite Index*, the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Balanced Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The Fund’s Composite Index comprises 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index.

97

Shareholder Expense Example	Nationwide HighMark Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Balanced Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,043.40	6.39	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.95	6.31	1.24
Class C Shares	Actual	(a)	1,000.00	1,039.80	9.46	1.84
	Hypothetical	(a)(b)	1,000.00	1,015.93	9.35	1.84
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,044.60	5.10	0.99
	Hypothetical(a)(b)		1,000.00	1,020.97	5.07	0.99
Institutional Class Shares	Actual	(a)	1,000.00	1,045.10	4.33	0.84
	Hypothetical(a)(b)		1,000.00	1,020.21	4.28	0.84

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

98

Statement of Investments

October 31, 2014

Nationwide HighMark Balanced Fund

Common Stocks 61.2%

	Shares	Market Value

Aerospace & Defense 0.9%
Honeywell International, Inc.	2,068	$198,776

Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	935	98,091

Banks 6.2%
Citigroup, Inc.	3,815	204,217
US Bancorp	10,737	457,396
Wells Fargo & Co.	12,869	683,215

		1,344,828

Beverages 0.6%
Anheuser-Busch InBev NV ADR-BE	1,170	129,847

Biotechnology 2.4%
Amgen, Inc.	1,185	192,183
Gilead Sciences, Inc.*	2,953	330,736

		522,919

Capital Markets 0.9%
Charles Schwab Corp. (The)	6,950	199,256

Chemicals 3.8%
Ecolab, Inc.	4,212	468,501
Praxair, Inc.	2,897	364,993

		833,494

Commercial Services & Supplies 0.8%
Stericycle, Inc.*	1,381	174,006

Communications Equipment 0.3%
QUALCOMM, Inc.	872	68,461

Electric Utilities 0.7%
ITC Holdings Corp.	3,763	149,052

Electronic Equipment, Instruments & Components 0.6%
FEI Co.	1,567	132,067

Energy Equipment & Services 1.7%
Halliburton Co.	4,285	236,275
Schlumberger Ltd.	1,359	134,079

		370,354

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	1,492	198,988
Walgreen Co.	4,152	266,641

		465,629

Food Products 0.5%
Mondelez International, Inc., Class A	3,006	105,992

Health Care Equipment & Supplies 1.2%
Covidien PLC	2,757	254,857

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 2.8%
Cheesecake Factory, Inc. (The)	2,829	$129,964
Marriott International, Inc., Class A	2,448	185,436
Starbucks Corp.	2,184	165,023
Yum! Brands, Inc.	1,759	126,349

		606,772

Household Products 0.6%
Procter & Gamble Co. (The)	1,544	134,745

Industrial Conglomerates 2.3%
Danaher Corp.	6,259	503,224

Information Technology Services 0.7%
Teradata Corp.*	1,645	69,616
Visa, Inc., Class A	371	89,571

		159,187

Insurance 0.9%
Arch Capital Group Ltd.*	3,388	190,812

Internet & Catalog Retail 0.6%
Priceline Group, Inc. (The)*	115	138,714

Internet Software & Services 2.5%
Akamai Technologies, Inc.*	1,948	117,464
Equinix, Inc.	963	201,171
Google, Inc., Class A*	406	228,771

		547,406

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	2,676	147,929
Bruker Corp.*	3,538	73,343

		221,272

Machinery 0.8%
Pall Corp.	1,860	170,041

Media 1.6%
Discovery Communications, Inc., Class A*	4,598	161,712
Twenty-First Century Fox, Inc., Class A	5,461	188,295

		350,007

Multiline Retail 0.7%
Dollar Tree, Inc.*	2,335	141,431

Oil, Gas & Consumable Fuels 3.9%
Anadarko Petroleum Corp.	1,411	129,501
Chevron Corp.	682	81,806
EOG Resources, Inc.	1,979	188,104
Exxon Mobil Corp.	1,769	171,080
Imperial Oil Ltd.	5,508	263,723

		834,214

Pharmaceuticals 4.6%
Allergan, Inc.	1,555	295,543
Johnson & Johnson	1,762	189,908

99

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Merck & Co., Inc.	3,799	$220,114
Pfizer, Inc.	4,170	124,892
Roche Holding AG ADR-CH	4,792	176,394

		1,006,851

Professional Services 1.1%
Equifax, Inc.	3,122	236,460

Real Estate Investment Trusts (REITs) 1.7%
American Tower Corp.	3,744	365,040

Road & Rail 1.3%
J.B. Hunt Transport Services, Inc.	3,445	274,808

Semiconductors & Semiconductor Equipment 1.5%
Analog Devices, Inc.	726	36,024
Linear Technology Corp.	6,487	277,903

		313,927

Software 3.0%
Adobe Systems, Inc.*	2,570	180,209
ANSYS, Inc.*	1,509	118,547
Microsoft Corp.	7,477	351,045

		649,801

Specialty Retail 2.4%
Home Depot, Inc. (The)	2,653	258,721
Ross Stores, Inc.	1,211	97,752
TJX Cos., Inc. (The)	2,716	171,977

		528,450

Technology Hardware, Storage & Peripherals 2.0%
Apple, Inc.	1,780	192,240
Electronics For Imaging, Inc.*	4,205	192,253
EMC Corp.	1,810	52,001

		436,494

Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	2,135	198,491

Trading Companies & Distributors 1.0%
W.W. Grainger, Inc.	914	225,575

Total Common Stocks (cost $10,397,496)		13,281,351

Asset-Backed Securities 2.2%

	Principal Amount	Market Value

Automobiles 1.8%
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.45%, 01/15/21 (a)(b)	$32,751	$32,734
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	125,000	128,943
Enterprise Fleet Financing LLC Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	41,346	41,358
Series 2014-2, Class A2, 1.05%, 03/20/20 (b)	100,000	99,991
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	83,333	83,615

		386,641

Other 0.2%
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	44,000	44,024

Student Loan 0.2%
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.15%, 10/15/24 (a)(b)	36,780	36,972

Total Asset-Backed Securities (cost $467,219)		467,637

Bank Loans 0.1%
HJ Heinz Co., Term B-1 Loan, 2.53%, 06/07/19	29,625	29,308

Total Bank Loans (cost $29,506)		29,308

Collateralized Mortgage Obligations 0.4%
Sequoia Mortgage Trust Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	22,916	22,981
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	22,204	22,475
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	39,895	38,063
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	8,566	8,633

Total Collateralized Mortgage Obligations (cost $93,865)		92,152

100

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Commercial Mortgage Backed Securities 2.5%

	Principal Amount	Market Value

Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4 5.01%, 02/15/38 (a)	$62,553	$62,740
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.74%, 11/10/46 (b)	206,340	212,843
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A1 1.23%, 11/15/45	84,554	84,626
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1 1.31%, 08/15/46	189,660	190,370

Total Commercial Mortgage Backed Securities (cost $548,785)		550,579

Corporate Bonds 22.6%
Airlines 1.3%
Continental Airlines Pass Through Trust, Series 2010-A, Class A, 4.75%, 01/12/21	82,978	88,683
Delta Air Lines Pass Through Trust, Series 2011-1, 5.30%, 04/15/19	102,118	110,925
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27	70,000	72,100

		271,708

Automobiles 0.4%
General Motors Co., 3.50%, 10/02/18	75,000	77,438

Banks 4.8%
Bank of America Corp., 4.00%, 04/01/24	125,000	128,802
Capital One Financial Corp.
1.00%, 11/06/15	25,000	25,043
4.75%, 07/15/21	125,000	137,494
Citigroup, Inc., 3.88%, 10/25/23	125,000	128,627
Fifth Third Bank, 1.45%, 02/28/18	105,000	103,955
First Republic Bank, 2.38%, 06/17/19	50,000	50,228
JPMorgan Chase & Co., 3.20%, 01/25/23	150,000	148,333
PNC Bank NA, 2.25%, 07/02/19	50,000	50,087

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Royal Bank of Canada, 2.15%, 03/15/19	$145,000	$145,961
Wells Fargo & Co., 4.60%, 04/01/21	120,000	132,470

		1,051,000

Capital Markets 0.1%
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13*	125,000	18,594

Chemicals 0.3%
Dow Chemical Co. (The), 4.38%, 11/15/42	63,000	59,452

Consumer Finance 0.4%
Ford Motor Credit Co. LLC, 5.75%, 02/01/21	75,000	85,802

Containers & Packaging 0.6%
Ball Corp., 6.75%, 09/15/20	125,000	131,250

Diversified Financial Services 0.8%
KE Export Leasing LLC, Series 2011-II, 0.49%, 05/19/24 (a)	89,710	89,629
MSN 41079 and 41084 Ltd., 1.63%, 12/14/24	86,512	83,695

		173,324

Diversified Telecommunication Services 0.9%
Verizon Communications, Inc., 5.15%, 09/15/23	75,000	83,357
Verizon Maryland LLC, 8.00%, 10/15/29	35,000	45,805
Verizon New England, Inc., 7.88%, 11/15/29	50,000	65,028

		194,190

Electric Utilities 0.4%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	80,000	82,883

Food & Staples Retailing 1.4%
CVS Caremark Corp., 2.75%, 12/01/22	125,000	121,413
Kroger Co. (The), 3.40%, 04/15/22	125,000	126,599
Walgreen Co., 3.10%, 09/15/22	65,000	63,728

		311,740

101

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products 0.3%
WM Wrigley Jr Co., 2.40%, 10/21/18 (b)	$60,000	$60,657

Gas Utilities 1.4%
Enterprise Products Operating LLC, 3.90%, 02/15/24	60,000	61,715
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	125,000	124,867
Magellan Midstream Partners LP, 6.55%, 07/15/19	100,000	117,683

		304,265

Health Care Providers & Services 0.2%
Laboratory Corp. of America Holdings, 4.63%, 11/15/20	50,000	53,593

Household Products 0.6%
Clorox Co. (The), 3.05%, 09/15/22	125,000	123,915

Information Technology Services 0.5%
International Business Machines Corp., 6.50%, 01/15/28	50,000	64,415
Xerox Corp., 2.95%, 03/15/17	50,000	51,754

		116,169

Insurance 0.8%
American International Group, Inc., 4.13%, 02/15/24	120,000	126,620
Berkshire Hathaway Finance Corp., 5.40%, 05/15/18	50,000	56,235

		182,855

Media 1.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 04/01/24	55,000	57,382
TCI Communications, Inc., 7.13%, 02/15/28	100,000	133,103
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	50,000	67,381

		257,866

Metals & Mining 0.1%
Rio Tinto Finance USA Ltd., 6.50%, 07/15/18	25,000	29,030

Multiline Retail 0.6%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/23	125,000	133,575

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 1.4%
Cimarex Energy Co.
5.88%, 05/01/22	$75,000	$80,625
4.38%, 06/01/24	75,000	76,219
Ensco PLC, 4.50%, 10/01/24	60,000	60,738
Petrobras Global Finance BV, 3.25%, 03/17/17	75,000	75,760

		293,342

Paper & Forest Products 0.5%
Georgia-Pacific LLC, 8.00%, 01/15/24	75,000	101,577

Pharmaceuticals 1.1%
Bayer US Finance LLC, 3.38%, 10/08/24 (b)	70,000	70,232
Mylan, Inc., 7.88%, 07/15/20 (b)	160,000	172,400

		242,632

Real Estate Investment Trusts (REITs) 1.0%
Boston Properties LP, 4.13%, 05/15/21	125,000	132,630
ERP Operating LP
2.38%, 07/01/19	60,000	59,906
4.63%, 12/15/21	25,000	27,457

		219,993

Road & Rail 1.1%
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	125,000	130,074
United Rentals North America, Inc., 5.75%, 07/15/18	95,000	99,394

		229,468

Technology Hardware, Storage & Peripherals 0.4%
Hewlett-Packard Co., 4.38%, 09/15/21	90,000	94,790

Total Corporate Bonds (cost $4,854,413)		4,901,108

Municipal Bonds 1.7%
California 1.7%
California State, GO, 6.20%, 10/01/19	100,000	117,952
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	50,000	71,444

102

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Balanced Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	$150,000	$178,892

Total Municipal Bonds (cost $324,123)		368,288

U.S. Government Mortgage Backed Agencies 5.1%

Federal Home Loan Mortgage Corp. Gold Pool Pool# G11401
6.00%, 09/01/17	9,947	10,442
Pool# B14038 4.50%, 05/01/19	6,255	6,593
Pool# G11769 5.00%, 10/01/20	5,292	5,690
Pool# G13201 4.50%, 07/01/23	10,127	10,871
Pool# G13868 4.50%, 07/01/25	84,518	90,939
Pool# V60563 3.00%, 06/01/29	212,416	220,979
Federal National Mortgage Association Pool Pool# 254196
6.00%, 02/01/17	10,807	11,293
Pool# 254546 5.50%, 12/01/17	12,302	12,957
Pool# 254919 4.00%, 09/01/18	3,991	4,235
Pool# 555872 5.00%, 11/01/18	2,016	2,136
Pool# 725168 4.50%, 02/01/19	17,263	18,240
Pool# 725414 4.50%, 05/01/19	43,757	46,232
Pool# 311811 8.00%, 05/01/25	8,855	10,494
Pool# AE3066 3.50%, 09/01/25	46,692	49,433
Pool# AE0552 5.00%, 09/01/25	25,280	27,405
Pool# 364588 7.00%, 07/01/26	8,699	10,069
Pool# AB5710 2.50%, 07/01/27	185,499	188,919
Pool# 251335 7.00%, 12/01/27	6,073	7,055
Pool# 251477 6.50%, 01/01/28	5,176	5,945
Pool# 412654 6.00%, 03/01/28	2,153	2,382

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB8993 2.50%, 04/01/28	$236,626	$241,063
Pool# 725205 5.00%, 03/01/34	37,814	41,839
Government National Mortgage Association I Pool Pool# 421686
7.00%, 02/15/26	6,092	7,024
Pool# 412334 7.00%, 10/15/27	8,452	9,768
Pool# 403847 6.50%, 05/15/28	8,555	9,590
Pool# 497505 6.50%, 01/15/29	3,655	4,225
Pool# 462109 7.00%, 03/15/29	12,920	15,082
Pool# 506487 6.00%, 04/15/29	26,095	29,454

Total U.S. Government Mortgage Backed Agencies (cost $1,069,723)		1,100,354

U.S. Treasury Notes 2.4%
U.S. Treasury Notes
1.50%, 05/31/19	200,000	199,625
2.00%, 02/15/23	200,000	197,000
2.13%, 06/30/21	100,000	100,687
U.S. Treasury Notes — WI Reopening, 2.38%, 08/15/24	25,000	25,086

Total U.S. Treasury Notes (cost $517,620)		522,398

Total Investments (cost $18,302,750) (c) — 98.2%		21,313,175

Other assets in excess of liabilities — 1.8%		384,715

NET ASSETS — 100.0%		$21,697,890

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $983,769 which represents 4.53% of net assets.

103

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Balanced Fund (Continued)

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

BE	Belgium

BV	Private Limited Liability Company

CH	Switzerland

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

104

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Balanced Fund
Assets:
Investments, at value (cost $18,302,750)	$21,313,175
Cash	447,865
Interest and dividends receivable	67,526
Receivable for investments sold	1,294
Receivable for capital shares issued	1,544
Receivable for investment advisory fees	17,178
Prepaid expenses	15,162

Total Assets	21,863,744

Liabilities:
Payable for investments purchased	61,480
Payable for capital shares redeemed	31,526
Accrued expenses and other payables:
Fund administration fees	7,869
Distribution fees	7,077
Administrative servicing fees	2,808
Accounting and transfer agent fees	3,286
Trustee fees	10
Custodian fees	145
Compliance program costs (Note 3)	872
Professional fees	39,290
Printing fees	7,742
Other	3,749

Total Liabilities	165,854

Net Assets	$21,697,890

Represented by:
Capital	$15,155,433
Accumulated undistributed net investment income	45,232
Accumulated net realized gains from investments	3,486,800
Net unrealized appreciation/(depreciation) from investments	3,010,425

Net Assets	$21,697,890

Net Assets:
Class A Shares	$10,507,601
Class C Shares	5,838,907
Institutional Service Class Shares	5,287,572
Institutional Class Shares	63,810

Total	$21,697,890

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	662,705
Class C Shares	371,159
Institutional Service Class Shares	333,245
Institutional Class Shares	4,005

Total	1,371,114

105

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Balanced Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.86
Class C Shares (b)	$15.73
Institutional Service Class Shares	$15.87
Institutional Class Shares	$15.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.83

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

106

Statements of Operations

	Nationwide HighMark Balanced Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Interest income	$75,145	$346,282
Dividend income	60,763	284,427
Foreign tax withholding	(145)	(589)

Total Income	135,763	630,120

EXPENSES:
Investment advisory fees	38,451	185,521
Fund administration fees	24,193	103,192
Distribution fees Class A	6,749	27,795
Distribution fees Class B (b)	–	15
Distribution fees Class C	14,506	52,093
Administrative servicing fees Class A	574	11,385
Administrative servicing fees Class B (b)	–	5
Administrative servicing fees Class C	1,135	939
Administrative servicing fees Institutional Service Class (c)	5,057	26,484
Registration and filing fees	20,119	53,250
Professional fees	35,632	42,447
Printing fees	7,437	11,239
Trustee fees	161	793
Custodian fees	364	1,216
Accounting and transfer agent fees	4,301	7,755
Compliance program costs (Note 3)	–	1,694
Other	523	14,304

Total expenses before earnings credit, fees waived, and expenses reimbursed	159,202	540,127

Earnings credit (Note 5)	–	(56)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(1,431)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (c)	–	(2,157)
Expenses reimbursed by adviser (Note 3)	(76,752)	(158,357)

Net Expenses	82,450	378,126

NET INVESTMENT INCOME	53,313	251,994

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,177,966	2,268,257
Net change in unrealized appreciation/(depreciation) from investments	(1,485,138)	(62,445)

Net realized/unrealized gains from investments	692,828	2,205,812

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$746,141	$2,457,806

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

107

Statements of Changes in Net Assets

	Nationwide HighMark Balanced Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$53,313	$251,994		$263,858
Net realized gains from investments	2,177,966	2,268,257		2,056,942
Net change in unrealized appreciation/(depreciation) from investments	(1,485,138)	(62,445)		(60,153)

Change in net assets resulting from operations	746,141	2,457,806		2,260,647

Distributions to Shareholders From:
Net investment income:
Class A	(13,818)	(89,216)		(80,133)
Class B (b)	–	–		(164)
Class C	(1,556)	(11,731)		(8,365)
Institutional Service Class (c)	(20,080)	(143,211)		(216,399)
Institutional Class	(121)	(234	)(d)	–
Net realized gains:
Class A	–	(941,399)		(219,482)
Class B (b)	–	–		(1,094)
Class C	–	(415,313)		(49,397)
Institutional Service Class (c)	–	(1,100,257)		(489,144)
Institutional Class	–	(857	)(d)	–

Change in net assets from shareholder distributions	(35,575)	(2,702,218)		(1,064,178)

Change in net assets from capital transactions	(10,447,222)	(2,067,547)		8,072,990

Change in net assets	(9,736,656)	(2,311,959)		9,269,459

Net Assets:
Beginning of period	31,434,546	33,746,505		24,477,046

End of period	$21,697,890	$31,434,546		$33,746,505

Accumulated undistributed net investment income at end of period	$45,232	$24,537		$3,250

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$45,354	$1,773,791		$6,943,883
Proceeds from shares issued from class conversion	–	15,114		–
Dividends reinvested	13,555	1,013,667		280,741
Cost of shares redeemed	(766,256)	(3,197,282)		(2,700,169)

Total Class A Shares	(707,347)	(394,710)		4,524,455

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	–		–
Dividends reinvested	–	–		1,258
Cost of shares redeemed in class conversion	–	(15,114)		–
Cost of shares redeemed	–	(1,289)		(24,355)

Total Class B Shares	–	(16,403)		(23,097)

Class C Shares (Note 12)
Proceeds from shares issued	357,506	1,204,118		3,974,799
Dividends reinvested	1,505	414,088		55,438
Cost of shares redeemed	(196,571)	(934,001)		(571,877)

Total Class C Shares	162,440	684,205		3,458,360

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

108

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Balanced Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (c)
Proceeds from shares issued	$1,224,605	$3,598,818	$3,637,134
Dividends reinvested	20,080	1,243,451	705,479
Cost of shares redeemed	(11,147,151)	(7,244,056)	(4,229,341)

Total Institutional Service Class Shares	(9,902,466)	(2,401,787)	113,272

Institutional Class Shares
Proceeds from shares issued	30	60,057 (d)	–
Dividends reinvested	121	1,091 (d)	–
Cost of shares redeemed	–	– (d)	–

Total Institutional Class Shares	151	61,148 (d)	–

Change in net assets from capital transactions	$(10,447,222)	$(2,067,547)	$8,072,990

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	2,917	115,129	451,648
Issued in class conversion	–	960	–
Reinvested	861	68,764	18,899
Redeemed	(48,960)	(206,458)	(177,068)

Total Class A Shares	(45,182)	(21,605)	293,479

Class B Shares (Note 12) (b)
Issued	–	–	–
Reinvested	–	–	85
Redeemed in class conversion	–	(964)	–
Redeemed	–	(82)	(1,644)

Total Class B Shares	–	(1,046)	(1,559)

Class C Shares (Note 12)
Issued	23,242	79,278	258,222
Reinvested	96	28,295	3,774
Redeemed	(12,689)	(60,251)	(37,355)

Total Class C Shares	10,649	47,322	224,641

Institutional Service Class Shares (Note 12) (c)
Issued	78,122	233,244	235,903
Reinvested	1,274	84,116	47,314
Redeemed	(702,691)	(457,882)	(276,326)

Total Institutional Service Class Shares	(623,295)	(140,522)	6,891

Institutional Class Shares
Issued	2	3,922 (d)	–
Reinvested	8	73 (d)	–
Redeemed	–	– (d)	–

Total Institutional Class Shares	10	3,995 (d)	–

Total change in shares	(657,818)	(111,856)	523,452

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

109

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Balanced Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$15.49	0.03	0.36	0.39	(0.02)	–	(0.02)	$15.86	2.52%	$10,507,601	1.24%	0.84%	2.38%	6.59%
Year Ended July 31, 2014 (g)	$15.76	0.12	1.11	1.23	(0.13)	(1.37)	(1.50)	$15.49	8.34%	$10,968,069	1.24%	0.80%	1.72%	51.49%
Year Ended July 31, 2013 (g)	$15.12	0.14	1.12	1.26	(0.16)	(0.46)	(0.62)	$15.76	8.60%	$11,496,106	1.24%	0.87%	1.81%	44.00%
Year Ended July 31, 2012 (g)	$13.90	0.16	1.21	1.37	(0.15)	–	(0.15)	$15.12	9.94%	$6,590,640	1.24%	1.10%	1.88%	46.00%
Year Ended July 31, 2011 (g)	$12.53	0.13	1.43	1.56	(0.19)	–	(0.19)	$13.90	12.50%	$6,341,488	1.24%	0.96%	1.79%	50.00%
Year Ended July 31, 2010 (g)	$11.29	0.19	1.19	1.38	(0.14)	–	(0.14)	$12.53	12.24%	$5,656,999	1.23%	1.56%	1.85%	31.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$15.38	0.01	0.34	0.35	–	–	–	$15.73	2.30%	$5,838,907	1.84%	0.24%	3.19%	6.59%
Year Ended July 31, 2014 (g)	$15.66	0.03	1.10	1.13	(0.04)	(1.37)	(1.41)	$15.38	7.69%	$5,544,829	1.84%	0.20%	2.38%	51.49%
Year Ended July 31, 2013 (g)	$15.02	0.04	1.13	1.17	(0.07)	(0.46)	(0.53)	$15.66	8.03%	$4,903,200	1.84%	0.27%	2.31%	44.00%
Year Ended July 31, 2012 (g)	$13.81	0.07	1.21	1.28	(0.07)	–	(0.07)	$15.02	9.27%	$1,330,078	1.84%	0.50%	2.38%	46.00%
Year Ended July 31, 2011 (g)	$12.46	0.05	1.42	1.47	(0.12)	–	(0.12)	$13.81	11.80%	$853,968	1.84%	0.36%	2.29%	50.00%
Year Ended July 31, 2010 (g)	$11.22	0.12	1.18	1.30	(0.06)	–	(0.06)	$12.46	11.61%	$510,316	1.83%	0.96%	2.35%	31.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$15.53	0.05	0.35	0.40	(0.06)	–	(0.06)	$15.87	2.58%	$5,287,572	1.00%	1.22%	2.18%	6.59%
Year Ended July 31, 2014 (g)	$15.80	0.16	1.11	1.27	(0.17)	(1.37)	(1.54)	$15.53	8.59%	$14,859,466	0.99%	1.05%	1.54%	51.49%
Year Ended July 31, 2013 (g)	$15.15	0.17	1.13	1.30	(0.20)	(0.45)	(0.65)	$15.80	8.91%	$17,330,766	0.99%	1.12%	1.56%	44.00%
Year Ended July 31, 2012 (g)	$13.93	0.19	1.21	1.40	(0.18)	–	(0.18)	$15.15	10.19%	$16,517,048	0.99%	1.35%	1.63%	46.00%
Year Ended July 31, 2011 (g)	$12.56	0.16	1.43	1.59	(0.22)	–	(0.22)	$13.93	12.72%	$18,267,117	0.99%	1.21%	1.54%	50.00%
Year Ended July 31, 2010 (g)	$11.31	0.22	1.20	1.42	(0.17)	–	(0.17)	$12.56	12.60%	$17,551,594	0.98%	1.81%	1.60%	31.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$15.56	0.05	0.35	0.40	(0.03)	–	(0.03)	$15.93	2.57%	$63,810	0.84%	1.24%	2.11%	6.59%
Period Ended July 31, 2014 (g)(j)	$16.03	0.16	0.90	1.06	(0.16)	(1.37)	(1.53)	$15.56	7.18%	$62,182	0.84%	1.15%	1.30%	51.49%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

110

Fund Commentary	Nationwide HighMark Large Cap Core Equity Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 3.63%** versus 5.05% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 878 funds as of October 31, 2014) was 4.27% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. equity markets focused on the possible timing and extent of Federal Reserve-mandated rate hikes and the possible impact of a rate increase on corporate balance sheets and borrowing costs.

For now, at least, default premiums are low as credit for corporate activity is inexpensive and the overall equity market has a sanguine view of the risk represented by corporate defaults. This outlook may change in 2015 when rising rates may make companies with highly leveraged, speculative balance sheets less attractive to investors. This environment of increased attention to firms with highly leveraged balance sheets and volatile earnings patterns aided the Fund’s performance during the reporting period.

Investors desperate for yield have flocked in recent years to the traditionally higher-yielding sectors of the equity market as Fed intervention drove U.S. Treasury yields to ever-lower levels. Equity markets already may be anticipating less enthusiasm for stocks from the traditionally higher-yielding publicly traded real estate investment trust (REIT) and utilities sectors, which began to reverse course, with the month of September 2014 seeing outperformance in such unglamorous arenas as basic materials and health care. During the reporting period, the Fund was exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle. Such a cycle could create beneficial market conditions for defensive companies and firms with more reliable growth patterns than the high-flyers that have led the market in recent periods.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities. Futures had a slight positive impact on performance.

The common theme for the market is that although we expect the economy to grow at about 4% for the rest of 2014, Fed activity may temper that rate in 2015 as low-priced financing becomes a relic of the Great Recession and the quantitative easing (QE) era. As a result, the stock market has become more defensive. We expect that stock selection will become even more critical as the Fed-driven U.S. equity market returns to a more traditional trading environment, equities are no longer seen as yield replacements for Treasurys, and high-volatility, low-quality stocks continue to be less-favored by investors.

The portfolio is positioned to take advantage of what we observed during the course of mid-2014; specifically, stocks with lower leverage and more robust and reliable earnings growth prospects than their lower-quality competitors may be bid up in coming months relative to the overall market. Market conditions such as these would favor the investment strategy used by the Fund.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Large Cap Core Equity Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

111

Fund Overview	Nationwide HighMark Large Cap Core Equity Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 3.63%, underperforming the benchmark by 1.42% and the Lipper peer category median by 0.64%

•

During the reporting period, the Fund was exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle that could create beneficial market conditions for defensive companies and firms with more reliable growth patterns than the high-flyers that have led the market in recent periods

•

The portfolio is positioned to take advantage of the potential that stocks with lower leverage and more robust and reliable earnings growth prospects than their lower-quality competitors may be bid up in coming months relative to the overall market

Asset Allocation†

Common Stocks	96.7%
Other assets in excess of liabilities	3.3%
100.0%

Top Industries††

Banks	8.2%
Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	5.3%
Software	4.9%
Specialty Retail	4.8%
Information Technology Services	4.6%
Road & Rail	4.2%
Technology Hardware, Storage & Peripherals	4.1%
Communications Equipment	3.8%
Chemicals	3.7%
Other Industries	49.0%
100.0%

Top Holdings††

Wells Fargo & Co.,	4.8%
Union Pacific Corp.,	4.2%
Apple, Inc.,	3.3%
Chevron Corp.,	2.9%
Pfizer, Inc.,	2.7%
QUALCOMM, Inc.,	2.7%
Abbott Laboratories,	2.7%
General Electric Co.,	2.4%
Microsoft Corp.,	2.4%
Lear Corp.,	2.3%
Other Holdings	69.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

112

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	3.56%	15.30%	16.09%	7.66%	—
	w/ SC3	(2.36)%	8.72%	14.79%	7.06%	—
Class C1	w/o SC2	3.36%	14.63%	15.40%	6.96%	—
	w/ SC4	2.36%	13.63%	15.40%	6.96%	—
Institutional Service Class[1,5,6]		3.63%	15.61%	16.44%	7.96%	—
Institutional Class[5]		3.71%	15.86%	—	—	15.64%	[7]
S&P 500® Index		5.05%	17.27%	16.69%	8.20%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.46%	1.22%
Class C	1.96%	1.82%
Institutional Service Class	1.21%	0.97%
Institutional Class	0.96%	0.82%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

113

Fund Performance (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Core Equity Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Large Cap Core Equity Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

114

Shareholder Expense Example	Nationwide HighMark Large Cap Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Core Equity Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,064.20	6.35	1.22
	Hypothetical(a)(b)		1,000.00	1,019.06	6.21	1.22
Class C Shares	Actual	(a)	1,000.00	1,060.70	9.45	1.82
	Hypothetical(a)(b)		1,000.00	1,016.03	9.25	1.82
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,066.30	5.05	0.97
	Hypothetical(a)(b)		1,000.00	1,020.32	4.94	0.97
Institutional Class Shares	Actual	(a)	1,000.00	1,066.50	4.27	0.82
	Hypothetical(a)(b)		1,000.00	1,021.07	4.18	0.82

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

115

Statement of Investments

October 31, 2014

Nationwide HighMark Large Cap Core Equity Fund

Common Stocks 96.7%

	Shares	Market Value

Aerospace & Defense 1.9%
Boeing Co. (The)	10,120	$1,264,089

Auto Components 3.0%
Delphi Automotive PLC	7,610	524,938
Lear Corp.	15,740	1,455,950

		1,980,888

Automobiles 0.4%
Ford Motor Co.	19,495	274,685

Banks 8.0%
Citigroup, Inc.	6,640	355,439
JPMorgan Chase & Co.	12,290	743,299
PacWest Bancorp	13,130	560,126
Regions Financial Corp.	56,520	561,244
Wells Fargo & Co.	57,670	3,061,700

		5,281,808

Beverages 1.8%
Coca-Cola Co. (The)	20,195	845,767
Molson Coors Brewing Co., Class B	4,590	341,404

		1,187,171

Biotechnology 1.4%
Biogen Idec, Inc.*	1,870	600,420
Celgene Corp.*	2,800	299,852

		900,272

Building Products 0.4%
Allegion PLC	4,366	231,791

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	2,420	483,492
Goldman Sachs Group, Inc. (The)	3,400	645,966
Lazard Ltd., Class A	6,430	316,420

		1,445,878

Chemicals 3.6%
Ashland, Inc.	5,520	596,546
PPG Industries, Inc.	6,540	1,332,133
Westlake Chemical Corp.	6,370	449,403

		2,378,082

Commercial Services & Supplies 0.2%
Waste Connections, Inc.	3,300	164,670

Communications Equipment 3.6%
Cisco Systems, Inc.	28,060	686,628
QUALCOMM, Inc.	21,955	1,723,687

		2,410,315

Construction & Engineering 0.3%
Foster Wheeler AG	5,870	182,146

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 1.3%
Discover Financial Services	13,365	$852,420

Diversified Consumer Services 0.4%
H&R Block, Inc.	8,110	262,034

Electric Utilities 1.3%
OGE Energy Corp.	22,945	855,619

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	7,470	395,611
Dril-Quip, Inc.*	4,460	401,177
Nabors Industries Ltd.	30,410	542,819

		1,339,607

Food & Staples Retailing 0.3%
CVS Health Corp.	2,390	205,086

Food Products 1.0%
Pinnacle Foods, Inc.	20,100	679,380

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	39,040	1,701,754

Health Care Providers & Services 3.2%
Aetna, Inc.	8,730	720,312
McKesson Corp.	6,185	1,258,091
Universal Health Services, Inc., Class B	1,420	147,268

		2,125,671

Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	5,985	560,974
Starbucks Corp.	5,610	423,892
Starwood Hotels & Resorts Worldwide, Inc.	3,855	295,524

		1,280,390

Household Durables 0.5%
Newell Rubbermaid, Inc.	9,550	318,301

Household Products 1.4%
Procter & Gamble Co. (The)	10,585	923,753

Independent Power and Renewable Electricity Producers 0.6%
Calpine Corp.*	18,375	419,317

Industrial Conglomerates 2.4%
General Electric Co.	60,840	1,570,280

Information Technology Services 4.4%
Amdocs Ltd.	15,565	739,960
Broadridge Financial Solutions, Inc.	3,870	170,009
DST Systems, Inc.	7,790	750,566
Xerox Corp.	95,460	1,267,709

		2,928,244

116

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance 0.4%
PartnerRe Ltd.	2,375	$274,764

Internet & Catalog Retail 0.9%
Amazon.com, Inc.*	800	244,368
Liberty Ventures, Series A*	10,950	384,345

		628,713

Internet Software & Services 2.4%
eBay, Inc.*	8,530	447,825
Google, Inc., Class A*	1,425	809,215
Google, Inc., Class C*	625	349,425

		1,606,465

Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	3,655	202,049
Thermo Fisher Scientific, Inc.	6,220	731,285

		933,334

Machinery 1.8%
Graco, Inc.	3,935	308,898
ITT Corp.	3,585	161,540
Snap-on, Inc.	5,550	733,377

		1,203,815

Media 0.3%
Viacom, Inc., Class B	2,640	191,875

Metals & Mining 0.2%
United States Steel Corp.	3,570	142,943

Multiline Retail 0.4%
J.C. Penney Co., Inc.*	33,920	258,131

Oil, Gas & Consumable Fuels 7.2%
Anadarko Petroleum Corp.	4,240	389,147
Chevron Corp.	15,530	1,862,823
EOG Resources, Inc.	8,130	772,757
Occidental Petroleum Corp.	7,541	670,621
Valero Energy Corp.	8,990	450,309
WPX Energy, Inc.*	31,430	600,942

		4,746,599

Pharmaceuticals 5.2%
Johnson & Johnson	11,390	1,227,614
Merck & Co., Inc.	7,680	444,979
Pfizer, Inc.	58,295	1,745,936

		3,418,529

Real Estate Investment Trusts (REITs) 2.7%
American Capital Agency Corp.	27,760	631,262
Boston Properties, Inc.	2,470	313,073

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Equity LifeStyle Properties, Inc.	4,330	$212,603
Prologis, Inc.	15,540	647,241

		1,804,179

Road & Rail 4.0%
Union Pacific Corp.	23,040	2,683,008

Semiconductors & Semiconductor Equipment 1.4%
Broadcom Corp., Class A	6,220	260,493
Skyworks Solutions, Inc.	11,970	697,133

		957,626

Software 4.8%
Adobe Systems, Inc.*	8,300	581,996
CA, Inc.	13,715	398,558
Electronic Arts, Inc.*	5,200	213,044
Microsoft Corp.	33,115	1,554,749
Oracle Corp.	10,518	410,728

		3,159,075

Specialty Retail 4.6%
Foot Locker, Inc.	10,150	568,501
Home Depot, Inc. (The)	10,673	1,040,831
Lowe’s Cos., Inc.	20,050	1,146,860
Signet Jewelers Ltd.	2,465	295,825

		3,052,017

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	19,860	2,144,880
EMC Corp.	5,660	162,612
Hewlett-Packard Co.	9,405	337,451

		2,644,943

Textiles, Apparel & Luxury Goods 1.4%
Hanesbrands, Inc.	6,840	722,373
NIKE, Inc., Class B	2,160	200,815

		923,188

Tobacco 2.1%
Philip Morris International, Inc.	16,010	1,425,050

Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc.*	17,240	497,202

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	14,695	376,780

Total Investments (cost $50,017,814) (a) — 96.7%		64,091,887

Other assets in excess of liabilities — 3.3%		2,209,305

NET ASSETS — 100.0%		$66,301,192

117

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Large Cap Core Equity Fund (Continued)

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
23	E-mini S&P 500	12/19/14	$2,313,110	$84,733

The accompanying notes are an integral part of these financial statements.

118

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Large Cap Core Equity Fund
Assets:
Investments, at value (cost $50,017,814)	$64,091,887
Cash	2,193,468
Dividends receivable	34,434
Receivable for capital shares issued	377
Reclaims receivable	163
Receivable for variation margin on futures contracts	157,409
Prepaid expenses	17,819

Total Assets	66,495,557

Liabilities:
Payable for capital shares redeemed	85,783
Accrued expenses and other payables:
Investment advisory fees	23,532
Fund administration fees	8,132
Distribution fees	3,459
Administrative servicing fees	32,110
Accounting and transfer agent fees	1,500
Trustee fees	194
Custodian fees	247
Compliance program costs (Note 3)	666
Professional fees	28,035
Printing fees	7,162
Other	3,545

Total Liabilities	194,365

Net Assets	$66,301,192

Represented by:
Capital	$50,026,277
Accumulated undistributed net investment income	387,437
Accumulated net realized gains from investments and futures transactions	1,728,672
Net unrealized appreciation/(depreciation) from investments	14,074,073
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	84,733

Net Assets	$66,301,192

Net Assets:
Class A Shares	$12,154,734
Class C Shares	1,293,302
Institutional Service Class Shares	52,804,909
Institutional Class Shares	48,247

Total	$66,301,192

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	889,677
Class C Shares	97,886
Institutional Service Class Shares	3,852,639
Institutional Class Shares	3,520

Total	4,843,722

119

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Large Cap Core Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.66
Class C Shares (b)	$13.21
Institutional Service Class Shares	$13.71
Institutional Class Shares	$13.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.49

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

120

Statements of Operations

	Nationwide HighMark Large Cap Core Equity Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$294,288	$1,171,031
Interest income	980	57

Total Income	295,268	1,171,088

EXPENSES:
Investment advisory fees	98,295	365,276
Fund administration fees	24,847	101,253
Distribution fees Class A	7,580	26,743
Distribution fees Class C	2,733	9,710
Administrative servicing fees Class A	3,937	15,106
Administrative servicing fees Class C	153	329
Administrative servicing fees Institutional Service Class (b)	246	49,081
Registration and filing fees	19,135	47,100
Professional fees	24,174	32,001
Printing fees	6,711	10,654
Trustee fees	492	1,493
Custodian fees	745	2,499
Accounting and transfer agent fees	2,048	4,714
Compliance program costs (Note 3)	–	1,597
Other	387	11,749

Total expenses before earnings credits, fees waived, and expenses reimbursed	191,483	679,305

Earnings credit (Note 5)	–	(34)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(1,219)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(6,159)
Expenses reimbursed by adviser (Note 3)	(22,684)	(46,176)

Net Expenses	168,799	625,717

NET INVESTMENT INCOME	126,469	545,371

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,518,652	6,559,504
Net realized gains from futures transactions (Note 2)	61,359	334,482

Net realized gains from investments and futures transactions	1,580,011	6,893,986

Net change in unrealized appreciation/(depreciation) from investments	549,329	1,470,210
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	117,266	(26,899)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	666,595	1,443,311

Net realized/unrealized gains from investments and futures transactions	2,246,606	8,337,297

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,373,075	$8,882,668

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

121

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Core Equity Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$126,469	$545,371		$852,788
Net realized gains from investments and futures transactions	1,580,011	6,893,986		10,629,141
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	666,595	1,443,311		4,812,139

Change in net assets resulting from operations	2,373,075	8,882,668		16,294,068

Distributions to Shareholders From:
Net investment income:
Class A	–	(32,211)		(52,788)
Class C	–	(464)		(3,112)
Institutional Service Class (b)	–	(258,727)		(779,460)
Institutional Class	–	(145	)(c)	–

Change in net assets from shareholder distributions	–	(291,547)		(835,360)

Change in net assets from capital transactions	92,307	(5,542,422)		(18,016,074)

Change in net assets	2,465,382	3,048,699		(2,557,366)

Net Assets:
Beginning of period	63,835,810	60,787,111		63,344,477

End of period	$66,301,192	$63,835,810		$60,787,111

Accumulated undistributed net investment income at end of period	$387,437	$264,787		$17,428

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$239,890	$2,145,113		$6,029,593
Dividends reinvested	–	31,760		51,016
Cost of shares redeemed	(470,135)	(1,539,028)		(1,153,545)

Total Class A Shares	(230,245)	637,845		4,927,064

Class C Shares (Note 12)
Proceeds from shares issued	240,416	166,542		175,860
Dividends reinvested	–	291		1,826
Cost of shares redeemed	(5,223)	(290,879)		(136,248)

Total Class C Shares	235,193	(124,046)		41,438

Institutional Service Class Shares (Note 12) (b)
Proceeds from shares issued	1,783,506	2,459,725		9,027,736
Dividends reinvested	–	17,540		271,828
Cost of shares redeemed	(1,696,147)	(8,578,107)		(32,284,140)

Total Institutional Service Class Shares	87,359	(6,100,842)		(22,984,576)

Institutional Class Shares
Proceeds from shares issued	–	44,476	(c)	–
Dividends reinvested	–	145	(c)	–
Cost of shares redeemed	–	–	(c)	–

Total Institutional Class Shares	–	44,621	(c)	–

Change in net assets from capital transactions	$92,307	$(5,542,422)		$(18,016,074)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

122

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Core Equity Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013
SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	18,319	171,269	577,813
Reinvested	–	2,440	4,869
Redeemed	(34,786)	(125,004)	(111,058)

Total Class A Shares	(16,467)	48,705	471,624

Class C Shares (Note 12)
Issued	19,382	13,787	17,857
Reinvested	–	23	182
Redeemed	(399)	(24,558)	(14,178)

Total Class C Shares	18,983	(10,748)	3,861

Institutional Service Class Shares (Note 12) (b)
Issued	134,609	191,983	927,552
Reinvested	–	1,364	26,611
Redeemed	(124,701)	(713,995)	(3,014,582)

Total Institutional Service Class Shares	9,908	(520,648)	(2,060,419)

Institutional Class Shares
Issued	–	3,509 (c)	–
Reinvested	–	11 (c)	–
Redeemed	–	– (c)	–

Total Institutional Class Shares	–	3,520 (c)	–

Total change in shares	12,424	(479,171)	(1,584,934)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

123

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Core Equity Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$13.19	0.02	0.45	0.47	–	–	$13.66	3.56%	$12,154,734	1.22%	0.58%		1.46%	10.45%
Year Ended July 31, 2014 (g)	$11.43	0.09	1.71	1.80	(0.04)	(0.04)	$13.19	15.72%	$11,954,280	1.22%	0.70%		1.34%	47.69%
Year Ended July 31, 2013 (g)	$9.17	0.10	2.25	2.35	(0.09)	(0.09)	$11.43	25.80%	$9,799,235	1.22%	0.96%		1.45%	63.00%
Year Ended July 31, 2012 (g)	$8.47	0.06	0.71	0.77	(0.07)	(0.07)	$9.17	9.12%	$3,537,695	1.23%	0.72%		1.53%	78.00%
Year Ended July 31, 2011 (g)	$7.23	0.07	1.24	1.31	(0.07)	(0.07)	$8.47	18.15%	$3,027,452	1.25%	0.79%		1.48%	68.00%
Year Ended July 31, 2010 (g)	$6.38	0.06	0.85	0.91	(0.06)	(0.06)	$7.23	14.27%	$2,640,213	1.23%	0.85%		1.47%	93.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$12.78	–	0.43	0.43	–	–	$13.21	3.36%	$1,293,302	1.82%	(0.05%	)	2.13%	10.45%
Year Ended July 31, 2014 (g)	$11.11	0.01	1.67	1.68	(0.01)	(0.01)	$12.78	15.09%	$1,008,150	1.82%	0.11%		1.99%	47.69%
Year Ended July 31, 2013 (g)	$8.92	0.04	2.19	2.23	(0.04)	(0.04)	$11.11	25.01%	$995,957	1.82%	0.36%		1.95%	63.00%
Year Ended July 31, 2012 (g)	$8.24	0.01	0.69	0.70	(0.02)	(0.02)	$8.92	8.47%	$765,173	1.83%	0.12%		2.03%	78.00%
Year Ended July 31, 2011 (g)	$7.03	0.02	1.21	1.23	(0.02)	(0.02)	$8.24	17.48%	$639,507	1.85%	0.19%		1.98%	68.00%
Year Ended July 31, 2010 (g)	$6.21	0.02	0.82	0.84	(0.02)	(0.02)	$7.03	13.50%	$440,991	1.83%	0.25%		1.97%	93.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$13.23	0.03	0.45	0.48	–	–	$13.71	3.63%	$52,804,909	0.97%	0.83%		1.08%	10.45%
Year Ended July 31, 2014 (g)	$11.46	0.12	1.72	1.84	(0.07)	(0.07)	$13.23	16.04%	$50,826,838	0.97%	0.95%		1.05%	47.69%
Year Ended July 31, 2013 (g)	$9.19	0.13	2.26	2.39	(0.12)	(0.12)	$11.46	26.21%	$49,991,919	0.93%	1.25%		1.20%	63.00%
Year Ended July 31, 2012 (g)	$8.49	0.09	0.70	0.79	(0.09)	(0.09)	$9.19	9.39%	$59,041,609	0.93%	1.02%		1.28%	78.00%
Year Ended July 31, 2011 (g)	$7.24	0.09	1.25	1.34	(0.09)	(0.09)	$8.49	18.63%	$53,369,484	0.96%	1.09%		1.23%	68.00%
Year Ended July 31, 2010 (g)	$6.39	0.08	0.85	0.93	(0.08)	(0.08)	$7.24	14.56%	$55,593,087	0.95%	1.13%		1.22%	93.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$13.22	0.03	0.46	0.49	–	–	$13.71	3.71%	$48,247	0.82%	0.98%		1.08%	10.45%
Period Ended July 31, 2014 (g)(j)	$11.73	0.13	1.44	1.57	(0.08)	(0.08)	$13.22	13.44%	$46,542	0.82%	1.12%		0.92%	47.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

124

Fund Commentary	Nationwide HighMark Large Cap Growth Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Large Cap Growth Fund (Institutional Service Class) returned 4.36%** versus 5.78% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 731 funds as of October 31, 2014) was 5.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. equity markets focused on the possible timing and extent of Federal Reserve-mandated rate hikes and the possible impact of a rate increase on corporate balance sheets and borrowing costs.

For now, at least, default premiums are low as credit for corporate activity is inexpensive and the overall equity market has a sanguine view of the risk represented by corporate defaults. This outlook may change in 2015 when rising rates may make companies with highly leveraged, speculative balance sheets less attractive to investors. For the past several years, however, lower-quality, highly leveraged stocks have led the market, and the Fund’s performance versus the benchmark has suffered.

Investors desperate for yield have flocked in recent years to the traditionally higher-yielding sectors of the equity market as Fed intervention drove U.S. Treasury yields to ever-lower levels. Equity markets already may be anticipating less enthusiasm for stocks from the traditionally higher-yielding sectors such as energy and utilities, which began to reverse course, with the month of September 2014 seeing outperformance in unglamorous arenas such as consumer discretionary and health care. The Fund’s stock selection and portfolio allocation to these sectors during the reporting period helped Fund performance. In the consumer discretionary sector, the continuation in strong top- and bottom-line growth in The Home Depot, Inc.; NIKE, Inc.; and Marriott International, Inc. helped drive Fund performance. Within the health care sector, the Fund benefited from Allergan, Inc.’s strong third quarter and acquisition potential, as well as the strength in Gilead Sciences, Inc.’s biotechnology product portfolio.

Offsetting this strong performance for the Fund during the reporting period was a large underweight in the slower-growth consumer staples sector as well as stock selection within the sector. Tobacco and carbonated beverage stocks rebounded during the third quarter after a longer period of underperformance, and the Fund’s lack of exposure to these industries negatively affected Fund performance during the reporting period.

During the reporting period, the Fund was exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle. Such a cycle could create beneficial market conditions for quality companies and firms with more reliable earnings growth and free cash flow patterns than the high-flyers that have led the market in recent periods.

We believe that the overall equity market, and large-capitalization growth stocks in particular, have reached the end of a cycle that rewarded companies with good stories but weak balance sheets. Our outlook for the Fund is that stocks with lower leverage and more robust and reliable earnings growth prospects than their lower-quality competitors will be bid up relative to the market in the near future.

The Fund is positioned to take advantage of our conviction that the portfolio’s core holdings should continue to be in companies with attractive growth and risk profiles that result from their ability to reinvest capital at returns above the cost of capital. Our philosophy and process continue to favor stocks from companies with compelling business models, sustainable competitive advantages and strong management teams that can benefit from long-term secular growth tailwinds.

125

Fund Commentary (con’t.)	Nationwide HighMark Large Cap Growth Fund

Derivatives were not used during the period.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel and Kenneth Wemer

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Large Cap Growth Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities. Growth funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

126

Fund Overview	Nationwide HighMark Large Cap Growth Fund

Objective

The Fund seeks long-term capital appreciation through investments in U.S. equity securities; current income is incidental.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Large Cap Growth Fund (Institutional Service Class) returned 4.36%, underperforming the benchmark by 1.42% and the Lipper peer category median by 0.96%

•

During the reporting period, the Fund was exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle. Such a cycle could create beneficial market conditions for quality companies and firms with more reliable earnings growth and free cash flow patterns than the high-flyers that have led the market in recent periods

•

The Sub-Adviser’s philosophy and process continue to favor stocks from companies with compelling business models, sustainable competitive advantages and strong management teams that can benefit from long-term secular growth tailwinds

Asset Allocation†

Common Stocks	99.9%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries††

Software	8.0%
Chemicals	7.2%
Pharmaceuticals	6.5%
Internet Software & Services	6.3%
Hotels, Restaurants & Leisure	5.0%
Technology Hardware, Storage & Peripherals	4.9%
Specialty Retail	4.3%
Oil, Gas & Consumable Fuels	4.0%
Biotechnology	4.0%
Food & Staples Retailing	3.7%
Other Industries	46.1%
100.0%

Top Holdings††

Ecolab, Inc.,	4.1%
Microsoft Corp.,	4.0%
American Tower Corp.,	3.2%
Praxair, Inc.,	3.1%
Apple, Inc.,	3.1%
Danaher Corp.,	3.0%
J.B. Hunt Transport Services, Inc.,	2.6%
Stericycle, Inc.,	2.6%
Gilead Sciences, Inc.,	2.5%
Adobe Systems, Inc.,	2.4%
Other Holdings	69.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

127

Fund Performance	Nationwide HighMark Large Cap Growth Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	4.30%	11.26%	13.09%	7.25%	—
	w/SC3	(1.69)%	4.88%	11.83%	6.65%	—
Class C1	w/o SC2	4.16%	10.67%	12.43%	6.62%	—
	w/SC4	3.16%	9.67%	12.43%	6.62%	—
Institutional Service Class[1,5,6]		4.36%	11.51%	13.38%	7.53%	—
Institutional Class[5]		4.44%	11.76%	—	—	12.54%	[7]
Russell 1000® Growth Index		5.78%	17.11%	17.43%	9.05%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.46%	1.27%
Class C	1.96%	1.87%
Institutional Service Class	1.21%	1.02%
Institutional Class	0.96%	0.87%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

128

Fund Performance (con’t.)	Nationwide HighMark Large Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares the Fund’s predecessor fund, the HighMark Large Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

129

Shareholder Expense Example	Nationwide HighMark Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Growth Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,079.00	6.66	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.00	6.46	1.27
Class C Shares	Actual	(a)	1,000.00	1,075.30	9.78	1.87
	Hypothetical	(a)(b)	1,000.00	1,015.78	9.50	1.87
Institutional Service Class Shares	Actual	(a)	1,000.00	1,079.60	5.35	1.02
	Hypothetical	(a)(b)	1,000.00	1,020.06	5.19	1.02
Institutional Class Shares	Actual	(a)	1,000.00	1,080.00	4.56	0.87
	Hypothetical	(a)(b)	1,000.00	1,020.82	4.43	0.87

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

130

Statement of Investments

October 31, 2014

Nationwide HighMark Large Cap Growth Fund

Common Stocks 99.9%

	Shares	Market Value

Aerospace & Defense 1.4%
Honeywell International, Inc.	6,236	$599,404

Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	4,480	469,997

Beverages 1.3%
Anheuser-Busch InBev NV, ADR-BE	5,235	580,980

Biotechnology 3.9%
Amgen, Inc.	3,905	633,313
Gilead Sciences, Inc.*	9,722	1,088,864

		1,722,177

Capital Markets 2.4%
Charles Schwab Corp. (The)	36,529	1,047,286

Chemicals 7.2%
Ecolab, Inc.	15,940	1,773,006
Praxair, Inc.	10,769	1,356,786

		3,129,792

Commercial Services & Supplies 2.6%
Stericycle, Inc.*	8,859	1,116,234

Communications Equipment 1.1%
QUALCOMM, Inc.	6,152	482,994

Electric Utilities 1.4%
ITC Holdings Corp.	15,230	603,260

Electronic Equipment, Instruments & Components 1.3%
FEI Co.	6,536	550,854

Energy Equipment & Services 1.5%
Halliburton Co.	11,568	637,859

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	5,361	714,997
Walgreen Co.	13,914	893,557

		1,608,554

Food Products 1.1%
Mondelez International, Inc., Class A	13,200	465,432

Health Care Equipment & Supplies 2.1%
Covidien PLC	10,093	932,997

Hotels, Restaurants & Leisure 5.0%
Cheesecake Factory, Inc. (The)	9,741	447,501
Marriott International, Inc., Class A	8,052	609,939
Starbucks Corp.	9,376	708,451
Yum! Brands, Inc.	5,987	430,046

		2,195,937

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 3.0%
Danaher Corp.	16,061	$1,291,304

Information Technology Services 2.5%
Teradata Corp.*	5,779	244,567
Visa, Inc., Class A	3,576	863,354

		1,107,921

Internet & Catalog Retail 1.7%
Priceline Group, Inc. (The)*	413	498,165
TripAdvisor, Inc.*	2,548	225,905

		724,070

Internet Software & Services 6.3%
Akamai Technologies, Inc.*	6,308	380,373
Equinix, Inc.	4,051	846,254
Google, Inc., Class A*	1,353	768,328
Google, Inc., Class C*	1,353	756,435

		2,751,390

Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	9,186	507,802
Bruker Corp.*	11,234	232,881

		740,683

Machinery 1.4%
Pall Corp.	6,456	590,208

Media 2.7%
Discovery Communications, Inc., Class A*	7,904	279,407
Discovery Communications, Inc., Class C*	8,006	280,130
Twenty-First Century Fox, Inc., Class A	18,155	625,984

		1,185,521

Multiline Retail 1.6%
Dollar Tree, Inc.*	11,901	720,844

Oil, Gas & Consumable Fuels 4.0%
Anadarko Petroleum Corp.	4,799	440,452
EOG Resources, Inc.	5,671	539,029
Imperial Oil Ltd.	15,767	754,924

		1,734,405

Pharmaceuticals 6.5%
Allergan, Inc.	5,192	986,791
Johnson & Johnson	5,109	550,648
Novartis AG, ADR-CH	7,973	739,017
Roche Holding AG, ADR-CH	15,376	565,991

		2,842,447

Professional Services 1.7%
Equifax, Inc.	10,067	762,475

131

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) 3.2%
American Tower Corp.	14,343	$1,398,442

Road & Rail 2.6%
J.B. Hunt Transport Services, Inc.	14,231	1,135,207

Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	3,577	$177,491
Linear Technology Corp.	21,617	926,072

		1,103,563

Software 8.0%
Adobe Systems, Inc.*	15,145	1,061,967
ANSYS, Inc.*	8,355	656,369
Microsoft Corp.	37,321	1,752,221

		3,470,557

Specialty Retail 4.3%
Home Depot, Inc. (The)	9,891	964,571
Ross Stores, Inc.	4,078	329,176
TJX Cos., Inc. (The)	8,963	567,537

		1,861,284

Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.	12,339	1,332,612
Electronics For Imaging, Inc.*	13,465	615,620
EMC Corp.	6,543	187,980

		2,136,212

Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc., Class B	9,141	849,839

Trading Companies & Distributors 2.3%
W.W. Grainger, Inc.	3,986	983,745

Total Investments (cost $33,134,304) (a) — 99.9%		43,533,874

Other assets in excess of liabilities — 0.1%		61,119

NET ASSETS — 100.0%		$43,594,993

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt

AG	Stock Corporation

BE	Belgium

CH	Switzerland

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

132

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Large Cap Growth Fund
Assets:
Investments, at value (cost $33,134,304)	$43,533,874
Cash	93,418
Dividends receivable	38,791
Reclaims receivable	11,158
Prepaid expenses	17,650

Total Assets	43,694,891

Liabilities:
Payable for capital shares redeemed	15,520
Accrued expenses and other payables:
Investment advisory fees	2,837
Fund administration fees	7,742
Distribution fees	5,646
Administrative servicing fees	16,771
Accounting and transfer agent fees	6,995
Trustee fees	60
Custodian fees	321
Compliance program costs (Note 3)	1,190
Professional fees	27,663
Printing fees	11,616
Other	3,537

Total Liabilities	99,898

Net Assets	$43,594,993

Represented by:
Capital	$15,732,254
Accumulated undistributed net investment income	103,862
Accumulated net realized gains from investments	17,359,307
Net unrealized appreciation/(depreciation) from investments	10,399,570

Net Assets	$43,594,993

Net Assets:
Class A Shares	$16,584,738
Class C Shares	2,798,571
Institutional Service Class Shares	24,199,818
Institutional Class Shares	11,866

Total	$43,594,993

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,139,963
Class C Shares	210,791
Institutional Service Class Shares	1,631,547
Institutional Class Shares	800

Total	2,983,101

133

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Large Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.55
Class C Shares (b)	$13.28
Institutional Service Class Shares	$14.83
Institutional Class Shares	$14.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

134

Statements of Operations

	Nationwide HighMark Large Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$175,594	$937,970
Interest income	52	–
Foreign tax withholding	(609)	(1,764)

Total Income	175,037	936,206

EXPENSES:
Investment advisory fees	74,306	415,766
Fund administration fees	23,574	123,080
Distribution fees Class A	10,296	42,190
Distribution fees Class B (b)	–	404
Distribution fees Class C	6,861	27,936
Administrative servicing fees Class A	3,364	18,882
Administrative servicing fees Class B (b)	–	135
Administrative servicing fees Class C	271	449
Administrative servicing fees Institutional Service Class (c)	8,192	74,063
Registration and filing fees	19,436	51,801
Professional fees	23,782	31,571
Printing fees	10,323	15,903
Trustee fees	276	1,614
Custodian fees	802	2,960
Accounting and transfer agent fees	7,293	21,540
Compliance program costs (Note 3)	–	1,720
Other	406	11,658

Total expenses before earnings credit, fees waived, and expenses reimbursed	189,182	841,672

Earnings credit (Note 5)	–	(114)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(2,088)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (c)	–	(6,565)
Expenses reimbursed by adviser (Note 3)	(46,889)	(60,039)

Net Expenses	142,293	772,866

NET INVESTMENT INCOME	32,744	163,340

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,601,358	11,790,472
Net change in unrealized appreciation/(depreciation) from investments	(3,240,817)	(3,544,983)

Net realized/unrealized gains from investments	2,360,541	8,245,489

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,393,285	$8,408,829

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

135

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$32,744	$163,340		$569,850
Net realized gains from investments	5,601,358	11,790,472		11,021,133
Net change in unrealized appreciation/(depreciation) from investments	(3,240,817)	(3,544,983)		(2,517,102)

Change in net assets resulting from operations	2,393,285	8,408,829		9,073,881

Distributions to Shareholders From:
Net investment income:
Class A	–	(115,949)		(23,724)
Class B (b)	–	–		–
Class C	–	(11,474)		–
Institutional Service Class (c)	–	(477,701)		(277,645)
Institutional Class	–	(122	)(d)	–
Net realized gains:
Class A	–	(178,380)		–
Class B (b)	–	–		–
Class C	–	(32,946)		–
Institutional Service Class (c)	–	(525,076)		–
Institutional Class	–	(106	)(d)	–

Change in net assets from shareholder distributions	–	(1,341,754)		(301,369)

Change in net assets from capital transactions	(17,634,834)	(21,148,547)		(8,939,605)

Change in net assets	(15,241,549)	(14,081,472)		(167,093)

Net Assets:
Beginning of period	58,836,542	72,918,014		73,085,107

End of period	$43,594,993	$58,836,542		$72,918,014

Accumulated undistributed net investment income at end of period	$103,862	$71,118		$513,024

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$131,408	$348,756		$2,765,078
Proceeds from shares issued from class conversion	–	420,514		–
Dividends reinvested	–	270,652		21,570
Cost of shares redeemed	(525,774)	(3,314,666)		(4,618,218)

Total Class A Shares	(394,366)	(2,274,744)		(1,831,570)

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	1,748		–
Dividends reinvested	–	–		–
Cost of shares redeemed in class conversion	–	(420,514)		–
Cost of shares redeemed	–	(33,806)		(274,550)

Total Class B Shares	–	(452,572)		(274,550)

Class C Shares (Note 12)
Proceeds from shares issued	54,400	109,087		202,314
Dividends reinvested	–	38,213		–
Cost of shares redeemed	(79,329)	(496,306)		(349,735)

Total Class C Shares	(24,929)	(349,006)		(147,421)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

136

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Growth Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 12) (c)
Proceeds from shares issued	$284,610	$3,798,372	$9,884,756
Dividends reinvested	–	753,144	159,942
Cost of shares redeemed	(17,500,291)	(22,634,257)	(16,730,762)

Total Institutional Service Class Shares	(17,215,681)	(18,082,741)	(6,686,064)

Institutional Class Shares
Proceeds from shares issued	142	10,288 (d)	–
Dividends reinvested	–	228 (d)	–
Cost of shares redeemed	–	– (d)	–

Total Institutional Class Shares	142	10,516 (d)	–

Change in net assets from capital transactions	$(17,634,834)	$(21,148,547)	$(8,939,605)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	9,261	26,392	240,066
Issued in class conversion	–	32,961	–
Reinvested	–	20,757	1,916
Redeemed	(37,547)	(247,495)	(395,886)

Total Class A Shares	(28,286)	(167,385)	(153,904)

Class B Shares (Note12) (b)
Issued	–	153	–
Reinvested	–	–	–
Redeemed in class conversion	–	(35,603)	–
Redeemed	–	(2,879)	(25,260)

Total Class B Shares	–	(38,329)	(25,260)

Class C Shares (Note 12)
Issued	4,260	9,187	19,005
Reinvested	–	3,200	–
Redeemed	(6,043)	(40,700)	(32,252)

Total Class C Shares	(1,783)	(28,313)	(13,247)

Institutional Service Class Shares (Note 12) (c)
Issued	19,643	280,176	831,934
Reinvested	–	56,605	13,957
Redeemed	(1,190,172)	(1,648,051)	(1,367,544)

Total Institutional Service Class Shares	(1,170,529)	(1,311,270)	(521,653)

Institutional Class Shares
Issued	10	773 (d)	–
Reinvested	–	17 (d)	–
Redeemed	–	– (d)	–

Total Institutional Class Shares	10	790 (d)	–

Total change in shares	(1,200,588)	(1,544,507)	(714,064)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

137

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$13.95	–	0.60	0.60	–	–	–	$14.55	4.30%	$16,584,738	1.27%	0.08%		1.65%	3.75%
Year Ended July 31, 2014 (g)	$12.61	0.01	1.56	1.57	(0.09)	(0.14)	(0.23)	$13.95	12.60%	$16,293,038	1.27%	0.07%		1.34%	40.70%
Year Ended July 31, 2013 (g)	$11.23	0.07	1.33	1.40	(0.02)	–	(0.02)	$12.61	12.45%	$16,839,693	1.27%	0.58%		1.49%	41.00%
Year Ended July 31, 2012 (g)	$10.12	0.02	1.09	1.11	–	–	–	$11.23	10.97%	$16,721,772	1.27%	0.17%		1.52%	53.00%
Year Ended July 31, 2011 (g)	$8.64	–	1.57	1.57	(0.09)	–	(0.09)	$10.12	18.16%	$16,620,770	1.27%	(0.05%	)	1.49%	41.00%
Year Ended July 31, 2010 (g)	$7.74	0.08	0.89	0.97	(0.07)	–	(0.07)	$8.64	12.48%	$19,881,394	1.25%	0.89%		1.46%	34.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$12.75	(0.02)	0.55	0.53	–	–	–	$13.28	4.16%	$2,798,571	1.87%	(0.52%	)	2.35%	3.75%
Year Ended July 31, 2014 (g)	$11.57	(0.06)	1.43	1.37	(0.05)	(0.14)	(0.19)	$12.75	11.95%	$2,709,588	1.87%	(0.53%	)	1.99%	40.70%
Year Ended July 31, 2013 (g)	$10.35	–	1.22	1.22	–	–	–	$11.57	11.79%	$2,787,128	1.87%	(0.02%	)	1.99%	41.00%
Year Ended July 31, 2012 (g)	$9.38	(0.04)	1.01	0.97	–	–	–	$10.35	10.34%	$2,629,339	1.87%	(0.43%	)	2.02%	53.00%
Year Ended July 31, 2011 (g)	$8.02	(0.06)	1.45	1.39	(0.03)	–	(0.03)	$9.38	17.36%	$2,860,809	1.87%	(0.65%	)	1.99%	41.00%
Year Ended July 31, 2010 (g)	$7.21	0.02	0.84	0.86	(0.05)	–	(0.05)	$8.02	11.88%	$3,250,012	1.85%	0.29%		1.96%	34.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$14.21	0.02	0.60	0.62	–	–	–	$14.83	4.36%	$24,199,818	1.02%	0.44%		1.40%	3.75%
Year Ended July 31, 2014 (g)	$12.85	0.05	1.58	1.63	(0.13)	(0.14)	(0.27)	$14.21	12.83%	$39,822,695	1.02%	0.33%		1.13%	40.70%
Year Ended July 31, 2013 (g)	$11.45	0.10	1.36	1.46	(0.06)	–	(0.06)	$12.85	12.80%	$52,843,472	1.01%	0.84%		1.24%	41.00%
Year Ended July 31, 2012 (g)	$10.31	0.05	1.11	1.16	(0.02)	–	(0.02)	$11.45	11.25%	$53,069,738	1.01%	0.43%		1.27%	53.00%
Year Ended July 31, 2011 (g)	$8.81	0.02	1.60	1.62	(0.12)	–	(0.12)	$10.31	18.41%	$57,206,982	1.01%	0.21%		1.24%	41.00%
Year Ended July 31, 2010 (g)	$7.87	0.10	0.91	1.01	(0.07)	–	(0.07)	$8.81	12.82%	$60,078,249	0.99%	1.16%		1.21%	34.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$14.20	0.02	0.61	0.63	–	–	–	$14.83	4.44%	$11,866	0.87%	0.48%		1.32%	3.75%
Period Ended July 31, 2014 (g)(j)	$13.29	0.05	1.16	1.21	(0.16)	(0.14)	(0.30)	$14.20	9.27%	$11,221	0.87%	0.39%		0.96%	40.70%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

138

Fund Commentary	Nationwide HighMark Small Cap Core Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 6.18%** versus 5.11% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 845 funds as of October 31, 2014) was 4.20% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. equity markets focused on the possible timing and extent of Federal Reserve-mandated rate hikes and the possible impact of a rate increase on corporate balance sheets and borrowing costs. Markets also hit occasional geopolitical speed bumps, but despite concerns about slowing growth in China, unrest in Ukraine and the Middle East, and events occurring in other international hot spots, U.S. large-capitalization stocks outperformed small-capitalization during the reporting period.

Much of that performance was concentrated on higher-quality, defensive stocks as the market prepares itself for the aforementioned higher interest rates and potentially muted economic activity. Given overall investor sentiment against small-cap stocks, we were pleased that the Fund outperformed the benchmark during the reporting period. We continue to believe that small caps deserve an allocation in investors’ portfolios. Our bias toward firms with stable earnings growth and low leverage benefited the Fund in an environment in which investors reduced their holdings in lower-quality, highly leveraged small-cap names.

The trend that we observed toward defensive and higher-quality companies manifested itself in two ways that benefited the portfolio during the reporting period.

First, momentum stocks delivered strong performance during the reporting period. Although there are concerns that U.S. economic growth is moderating, few significant risks are facing the domestic economy; thus, many indicators of economic and market volatility have been stable. Our investment process, when these conditions exist, favors momentum stocks, and the Fund benefited from their success.

Second, the flight to stocks showing quality characteristics such as consistently stable earnings and sales figures also favored lower-volatility stocks, an area in which the Fund was overweight relative to the benchmark during the reporting period.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities. Derivatives had a neutral impact on performance during the period.

After a prolonged period of underperformance versus large-cap equities, the higher relative valuations of small-cap stocks have been further reduced. The narrowing of this gap makes small-cap stocks more attractive as an asset class, and, from the perspective of adding value versus the Russell 2000® Index, we remain optimistic about the prospects for the portfolio. The inefficiencies and higher volatility of small-cap stocks continue to provide solid opportunities for active managers to add potential value, more than offsetting the higher risk levels often seen in small-cap equities.

The Fund is positioned to take advantage of what we believe will be a shift in investor sentiment away from stocks with higher earnings and sales variability and toward higher-quality, less-speculative names. We also anticipate, and have positioned the portfolio accordingly, that value and growth small-cap stocks will perform roughly in line; therefore, we have no strong bias toward either style.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel

139

Fund Commentary (con’t.)	Nationwide HighMark Small Cap Core Fund

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Small Cap Core Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

140

Fund Overview	Nationwide HighMark Small Cap Core Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 6.18%, outperforming the benchmark by 1.07% and the Lipper peer median by 1.98%

•

Given overall investor sentiment against small-cap stocks, we were pleased that the Fund outperformed the benchmark during the reporting period and continue to believe that small caps deserve an allocation in investors’ portfolios

•

The Fund is positioned to take advantage of what we believe will be a shift in investor sentiment away from stocks with higher earnings and sales variability and toward higher-quality, less-speculative names

Asset Allocation†

Common Stocks	96.4%
Right	0.0%
Other assets in excess of liabilities	3.6%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	11.4%
Health Care Equipment & Supplies	6.9%
Banks	6.1%
Software	5.7%
Hotels, Restaurants & Leisure	5.6%
Machinery	5.2%
Semiconductors & Semiconductor Equipment	4.7%
Energy Equipment & Services	3.9%
Professional Services	3.6%
Biotechnology	3.5%
Other Industries	43.4%
100.0%

Top Holdings††

West Pharmaceutical Services, Inc.	2.1%
Graphic Packaging Holding Co.	1.9%
Korn/Ferry International	1.8%
DCT Industrial Trust, Inc.	1.8%
Extra Space Storage, Inc.	1.7%
Align Technology, Inc.	1.6%
Aspen Technology, Inc.	1.6%
Skechers U.S.A., Inc., Class A	1.6%
Umpqua Holdings Corp.	1.5%
Mueller Industries, Inc.	1.4%
Other Holdings	83.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

141

Fund Performance	Nationwide HighMark Small Cap Core Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period ended October 31, 2014*	1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	6.10%	12.36%	20.12%	5.67%	[3]
	w/ SC4	0.00%	5.91%	18.77%	4.90%	[3]
Class C1	w/o SC2	5.92%	11.62%	19.39%	4.98%	[3]
	w/ SC5	4.92%	10.62%	19.39%	4.98%	[3]
Institutional Service Class[1,6,7]		6.18%	12.62%	20.48%	5.97%	[3]
Institutional Class[6]		6.20%	12.77%	—	14.80%	[8]
Russell 2000® Index		5.11%	8.06%	17.39%	6.69%
CPI		(0.03)%	1.66%	1.89%	1.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of March 1, 2007.

[4]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.83%	1.62%
Class C	2.33%	2.22%
Institutional Service Class	1.58%	1.37%
Institutional Class	1.33%	1.22%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

142

Fund Performance (con’t.)	Nationwide HighMark Small Cap Core Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Small Cap Core Fund since inception* through 10/31/14 versus the Russell 2000® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Small Cap Core Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Small Cap Core Fund.

143

Shareholder Expense Example	Nationwide HighMark Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Small Cap Core Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,086.30	8.20	1.56
	Hypothetical	(a)(b)	1,000.00	1,017.34	7.93	1.56
Class C Shares	Actual	(a)	1,000.00	1,082.60	11.65	2.22
	Hypothetical	(a)(b)	1,000.00	1,014.01	11.27	2.22
Institutional Service Class Shares	Actual	(a)	1,000.00	1,087.80	6.68	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Institutional Class Shares	Actual	(a)	1,000.00	1,088.50	6.42	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

144

Statement of Investments

October 31, 2014

Nationwide HighMark Small Cap Core Fund

Common Stocks 96.4%

	Shares	Market Value

Aerospace & Defense 0.6%
Taser International, Inc.*	31,260	$588,938

Airlines 0.7%
Republic Airways Holdings, Inc.*	54,610	683,717

Auto Components 1.0%
Superior Industries International, Inc.	25,160	490,872
Tenneco, Inc.*	4,020	210,487
Tower International, Inc.*	8,960	217,728

		919,087

Banks 5.9%
First Interstate BancSystem, Inc., Class A	11,150	327,141
Huntington Bancshares, Inc.	54,810	543,167
International Bancshares Corp.	36,130	1,025,008
PrivateBancorp, Inc.	31,200	1,008,384
Umpqua Holdings Corp.	73,070	1,286,032
Webster Financial Corp.	25,550	800,737
Wilshire Bancorp, Inc.	39,520	391,248

		5,381,717

Biotechnology 3.4%
Alkermes PLC*	18,190	919,505
Isis Pharmaceuticals, Inc.*	14,900	686,294
Puma Biotechnology, Inc.*	2,360	591,416
Rigel Pharmaceuticals, Inc.*	77,790	154,024
Spectrum Pharmaceuticals, Inc.*	88,350	669,693
Sunesis Pharmaceuticals, Inc.*	57,990	98,583

		3,119,515

Building Products 0.8%
A.O. Smith Corp.	4,380	233,673
Insteel Industries, Inc.	10,790	257,234
Patrick Industries, Inc.*	5,800	247,776

		738,683

Capital Markets 1.7%
HFF, Inc., Class A	39,070	1,229,924
Investment Technology Group, Inc.*	17,580	315,209

		1,545,133

Chemicals 1.5%
Advanced Emissions Solutions, Inc.*	26,910	544,120
Ferro Corp.*	25,960	340,595
Minerals Technologies, Inc.	4,530	347,497
Stepan Co.	2,490	110,257

		1,342,469

Commercial Services & Supplies 0.7%
Ennis, Inc.	6,260	92,836
Quad/Graphics, Inc.	24,980	550,809

		643,645

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 2.0%
Bel Fuse, Inc., Class B	15,050	$425,765
Comtech Telecommunications Corp.	29,730	1,131,821
ShoreTel, Inc.*	28,270	228,704

		1,786,290

Construction & Engineering 0.7%
Argan, Inc.	7,230	251,676
EMCOR Group, Inc.	5,600	247,128
Pike Corp.*	10,280	122,743

		621,547

Construction Materials 0.7%
Eagle Materials, Inc.	4,070	355,840
United States Lime & Minerals, Inc.	4,630	324,609

		680,449

Containers & Packaging 2.1%
AEP Industries, Inc.*	4,680	215,233
Graphic Packaging Holding Co.*	137,760	1,671,029

		1,886,262

Diversified Consumer Services 0.6%
Capella Education Co.	8,090	572,287

Electric Utilities 0.9%
El Paso Electric Co.	5,850	221,364
PNM Resources, Inc.	22,310	643,643

		865,007

Electrical Equipment 1.4%
Enphase Energy, Inc.*	38,690	581,124
Polypore International, Inc.*	14,980	657,921

		1,239,045

Electronic Equipment, Instruments & Components 0.9%
Mercury Systems, Inc.*	19,890	278,062
Sanmina Corp.*	20,060	502,904

		780,966

Energy Equipment & Services 3.8%
CHC Group Ltd.*	39,390	264,701
Dril-Quip, Inc.*	9,680	870,716
Forum Energy Technologies, Inc.*	29,090	794,157
Helix Energy Solutions Group, Inc.*	37,580	1,001,131
Pioneer Energy Services Corp.*	57,900	531,522

		3,462,227

Food & Staples Retailing 1.0%
SUPERVALU, Inc.*	104,990	906,064

Food Products 0.4%
Seaboard Corp.*	120	368,744

145

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 6.6%
Align Technology, Inc.*	27,190	$1,430,738
AngioDynamics, Inc.*	12,440	211,480
DexCom, Inc.*	18,910	850,004
Greatbatch, Inc.*	4,780	239,908
Lumenis Ltd., Class B*	2	19
NuVasive, Inc.*	25,650	1,049,085
`OraSure Technologies, Inc.*	24,620	220,349
SurModics, Inc.*	10,100	218,665
West Pharmaceutical Services, Inc.	35,360	1,812,200

		6,032,448

Health Care Providers & Services 1.9%
CorVel Corp.*	13,310	458,130
Magellan Health, Inc.*	4,630	280,208
Select Medical Holdings Corp.	69,550	1,002,911

		1,741,249

Health Care Technology 1.3%
MedAssets, Inc.*	39,630	858,386
Omnicell, Inc.*	11,560	373,503

		1,231,889

Hotels, Restaurants & Leisure 5.4%
DineEquity, Inc.	7,740	688,550
Jack in the Box, Inc.	15,620	1,109,645
Papa John’s International, Inc.	26,410	1,234,932
Penn National Gaming, Inc.*	83,060	1,087,255
Six Flags Entertainment Corp.	6,720	270,816
Vail Resorts, Inc.	5,810	501,752

		4,892,950

Household Durables 0.4%
Libbey, Inc.*	14,080	404,800

Household Products 1.0%
Spectrum Brands Holdings, Inc.	9,730	881,441

Independent Power and Renewable Electricity Producers 1.2%
Dynegy, Inc.*	34,630	1,056,215

Information Technology Services 0.7%
Acxiom Corp.*	8,650	162,966
MAXIMUS, Inc.	9,160	443,894

		606,860

Insurance 1.6%
Navigators Group, Inc. (The)*	13,200	898,788
OneBeacon Insurance Group Ltd., Class A	12,780	203,586
United Fire Group, Inc.	10,590	343,963

		1,446,337

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 2.6%
comScore, Inc.*	13,770	$580,268
Constant Contact, Inc.*	7,130	252,117
Digital River, Inc.*	18,580	475,090
Everyday Health, Inc.*	34,370	469,838
Monster Worldwide, Inc.*	31,040	119,814
XO Group, Inc.*	40,700	518,111

		2,415,238

Life Sciences Tools & Services 0.2%
Pacific Biosciences of California, Inc.*	33,000	216,480

Machinery 5.0%
Blount International, Inc.*	47,990	734,727
Columbus McKinnon Corp.	12,340	351,073
Middleby Corp. (The)*	4,200	371,700
Mueller Industries, Inc.	39,270	1,274,704
Mueller Water Products, Inc., Class A	38,660	381,574
Rexnord Corp.*	23,020	680,241
Tennant Co.	5,130	378,235
Xerium Technologies, Inc.*	24,980	372,702

		4,544,956

Media 1.5%
Entravision Communications Corp., Class A	39,347	203,031
Live Nation Entertainment, Inc.*	45,230	1,175,980

		1,379,011

Metals & Mining 0.7%
SunCoke Energy, Inc.*	9,180	219,402
Worthington Industries, Inc.	10,280	397,322

		616,724

Oil, Gas & Consumable Fuels 1.2%
Clayton Williams Energy, Inc.*	1,780	147,989
REX American Resources Corp.*	3,260	237,198
Western Refining, Inc.	15,190	692,512

		1,077,699

Paper & Forest Products 1.1%
Boise Cascade Co.*	13,470	485,728
Neenah Paper, Inc.	9,160	558,852

		1,044,580

Personal Products 0.2%
Inter Parfums, Inc.	7,230	205,332

Pharmaceuticals 1.2%
Nektar Therapeutics*	19,120	263,665
Relypsa, Inc.*	5,090	104,702
Supernus Pharmaceuticals, Inc.*	68,210	547,726
XenoPort, Inc.*	30,690	208,078

		1,124,171

146

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 3.5%
FTI Consulting, Inc.*	8,920	$360,190
Huron Consulting Group, Inc.*	4,890	340,393
Korn/Ferry International*	56,880	1,588,658
Resources Connection, Inc.	58,310	902,056

		3,191,297

Real Estate Investment Trusts (REITs) 11.0%
Anworth Mortgage Asset Corp.	41,330	214,503
Cedar Realty Trust, Inc.	34,590	237,979
Colony Financial, Inc.	50,790	1,131,601
CYS Investments, Inc.	22,920	204,676
DCT Industrial Trust, Inc.	184,020	1,577,052
Extra Space Storage, Inc.	25,750	1,497,620
First Industrial Realty Trust, Inc.	60,060	1,172,972
Healthcare Realty Trust, Inc.	8,860	234,524
Lexington Realty Trust	34,950	383,052
PennyMac Mortgage Investment Trust	9,780	211,150
Post Properties, Inc.	1,530	85,588
Potlatch Corp.	25,180	1,107,668
Sovran Self Storage, Inc.	5,290	450,126
Sunstone Hotel Investors, Inc.	66,970	1,025,311
Western Asset Mortgage Capital Corp.	35,470	532,759

		10,066,581

Road & Rail 1.9%
Old Dominion Freight Line, Inc.*	8,140	593,162
Saia, Inc.*	23,380	1,146,087

		1,739,249

Semiconductors & Semiconductor Equipment 4.5%
Entropic Communications, Inc.*	157,180	392,950
FormFactor, Inc.*	57,326	456,888
Integrated Device Technology, Inc.*	37,730	619,149
Intermolecular, Inc.*	22,570	52,814
Intersil Corp., Class A	52,858	702,483
Kulicke & Soffa Industries, Inc.*	53,060	765,125
Lattice Semiconductor Corp.*	85,852	576,067
RF Micro Devices, Inc.*	42,610	554,356

		4,119,832

Software 5.5%
Aspen Technology, Inc.*	38,090	1,406,664
Glu Mobile, Inc.*	29,790	115,287
Model N, Inc.*	30,020	292,695
Pegasystems, Inc.	28,990	628,213
Progress Software Corp.*	34,450	892,255
PTC, Inc.*	5,290	201,813
SS&C Technologies Holdings, Inc.*	5,290	255,613
Telenav, Inc.*	52,650	380,133
TiVo, Inc.*	19,990	260,870
Tyler Technologies, Inc.*	3,370	377,170
Varonis Systems, Inc.*	9,270	180,580

		4,991,293

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 1.4%
Brown Shoe Co., Inc.	9,930	$264,039
Citi Trends, Inc.*	4,630	104,869
Lithia Motors, Inc., Class A	4,780	371,023
New York & Co., Inc.*	55,330	180,929
Pier 1 Imports, Inc.	14,650	188,985
Stein Mart, Inc.	13,770	184,243

		1,294,088

Technology Hardware, Storage & Peripherals 0.9%
QLogic Corp.*	67,900	801,899

Textiles, Apparel & Luxury Goods 2.2%
Oxford Industries, Inc.	10,550	646,187
Skechers U.S.A., Inc., Class A*	25,330	1,386,818

		2,033,005

Thrifts & Mortgage Finance 0.9%
PennyMac Financial Services, Inc., Class A*	14,090	234,739
Tree.com, Inc.*	9,730	359,913
WSFS Financial Corp.	3,006	236,422

		831,074

Total Common Stocks (cost $68,290,720)		88,118,490

Right 0.0%

	Number of Rights

Energy Equipment & Services 0.0%
CHC Group Ltd.* (a)	39,390	0

Total Right (cost $ —)

Total Investments (cost $68,290,720) (a) — 96.4%		88,118,490

Other assets in excess of liabilities — 3.6%		3,324,074

NET ASSETS — 100.0%		$91,442,564

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

147

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Small Cap Core Fund (Continued)

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
32	Russell 2000 Mini Future	12/19/14	$3,747,200	$120,648

The accompanying notes are an integral part of these financial statements.

148

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Small Cap Core Fund
Assets:
Investments, at value (cost $68,290,720)	$88,118,490
Cash	3,502,131
Dividends receivable	29,592
Receivable for capital shares issued	44,538
Receivable for variation margin on futures contracts	216,312
Prepaid expenses	17,467

Total Assets	91,928,530

Liabilities:
Payable for capital shares redeemed	328,970
Accrued expenses and other payables:
Investment advisory fees	66,216
Fund administration fees	8,509
Distribution fees	5,773
Administrative servicing fees	28,677
Accounting and transfer agent fees	4,581
Trustee fees	273
Custodian fees	264
Compliance program costs (Note 3)	725
Professional fees	28,233
Printing fees	10,274
Other	3,471

Total Liabilities	485,966

Net Assets	$91,442,564

Represented by:
Capital	$85,019,441
Accumulated net realized losses from investments and futures transactions	(13,525,295)
Net unrealized appreciation/(depreciation) from investments	19,827,770
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	120,648

Net Assets	$91,442,564

Net Assets:
Class A Shares	$12,469,982
Class C Shares	4,312,329
Institutional Service Class Shares	74,648,581
Institutional Class Shares	11,672

Total	$91,442,564

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	414,286
Class C Shares	149,615
Institutional Service Class Shares	2,439,309
Institutional Class Shares	381

Total	3,003,591

149

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Small Cap Core Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$30.10
Class C Shares (b)	$28.82
Institutional Service Class Shares	$30.60
Institutional Class Shares	$30.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$31.94

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

150

Statement of Operations

	Nationwide HighMark Small Cap Core Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$213,586	$719,750
Interest income	898	27
Foreign tax withholding	–	(1,418)

Total Income	214,484	718,359

EXPENSES:
Investment advisory fees	206,793	757,315
Fund administration fees	25,766	117,150
Distribution fees Class A	7,339	29,408
Distribution fees Class C	10,245	43,122
Administrative servicing fees Class A	2,417	12,706
Administrative servicing fees Class C	974	1,166
Administrative servicing fees Institutional Service Class (b)	666	60,840
Registration and filing fees	16,765	44,634
Professional fees	24,269	33,609
Printing fees	9,097	14,940
Trustee fees	669	2,002
Custodian fees	1,019	3,151
Accounting and transfer agent fees	4,692	14,377
Compliance program costs (Note 3)	–	1,420
Other	527	12,649

Total expenses before earnings credit, fees waived, and expenses reimbursed	311,238	1,148,489

Earnings credit (Note 5)	–	(45)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(1,426)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(7,145)
Expenses reimbursed by adviser (Note 3)	(3,358)	(11,750)

Net Expenses	307,880	1,128,123

NET INVESTMENT LOSS	(93,396)	(409,764)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,095,035	8,550,857
Net realized gains(losses) from futures transactions (Note 2)	(155,972)	377,591

Net realized gains from investments and futures transactions	1,939,063	8,928,448

Net change in unrealized appreciation/(depreciation) from investments	3,219,849	1,270,806
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	221,796	(116,978)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	3,441,645	1,153,828

Net realized/unrealized gains from investments and futures transactions	5,380,708	10,082,276

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,287,312	$9,672,512

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

151

Statements of Changes in Net Assets

	Nationwide HighMark Small Cap Core Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net investment loss	$(93,396)	$(409,764)	$(20,351)
Net realized gains from investments and futures transactions	1,939,063	8,928,448	12,871,094
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	3,441,645	1,153,828	8,055,058

Change in net assets resulting from operations	5,287,312	9,672,512	20,905,801

Distributions to Shareholders From:
Net investment income:
Class A	–	–	–
Class C	–	–	–
Institutional Service Class (b)	–	–	(18,837)
Institutional Class	–	– (c)	–

Change in net assets from shareholder distributions	–	–	(18,837)

Change in net assets from capital transactions	1,130,126	1,509,324	(8,116,338)

Change in net assets	6,417,438	11,181,836	12,770,626

Net Assets:
Beginning of period	85,025,126	73,843,290	61,072,664

End of period	$91,442,564	$85,025,126	$73,843,290

Accumulated distributions in excess of net investment income at end of period	$–	$(247,837)	$(17,330)

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$525,803	$486,019	$630,988 (d)
Dividends reinvested	–	–	–
Cost of shares redeemed	(356,638)	(1,911,642)	(2,928,406)

Total Class A Shares	169,165	(1,425,623)	(2,297,418)

Class C Shares (Note 12)
Proceeds from shares issued	141,904	90,409	364,794 (d)
Dividends reinvested	–	–	–
Cost of shares redeemed	(103,390)	(969,627)	(858,039)

Total Class C Shares	38,514	(879,218)	(493,245)

Institutional Service Class Shares (Note 12) (b)
Proceeds from shares issued	4,479,024	17,436,398	23,986,569 (d)
Dividends reinvested	–	–	9,042
Cost of shares redeemed	(3,556,577)	(13,632,233)	(29,321,286)

Total Institutional Service Class Shares	922,447	3,804,165	(5,325,675)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.
(d)	Includes redemption fees. See Note 4 for further information.

152

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$10,000	(c)	$–
Dividends reinvested	–	–	(c)	–
Cost of shares redeemed	–	–	(c)	–

Total Institutional Class Shares	–	10,000	(c)	–

Change in net assets from capital transactions	$1,130,126	$1,509,324		$(8,116,338)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	17,980	17,493		28,038
Reinvested	–	–		–
Redeemed	(12,309)	(70,553)		(138,488)

Total Class A Shares	5,671	(53,060)		(110,450)

Class C Shares (Note 12)
Issued	5,205	3,428		17,247
Reinvested	–	–		–
Redeemed	(3,774)	(37,315)		(41,869)

Total Class C Shares	1,431	(33,887)		(24,622)

Institutional Service Class Shares (Note 12) (b)
Issued	151,653	623,840		1,145,861
Reinvested	–	–		447
Redeemed	(120,776)	(499,452)		(1,277,868)

Total Institutional Service Class Shares	30,877	124,388		(131,560)

Institutional Class Shares
Issued	–	381	(c)	–
Reinvested	–	–	(c)	–
Redeemed	–	–	(c)	–

Total Institutional Class Shares	–	381	(c)	–

Total change in shares	37,979	37,822		(266,632)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

153

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Small Cap Core Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$28.36	(0.05)	1.79	1.74	–	–	–	$30.10	6.14	% (i)	$12,469,982	1.62%	(0.64%)	1.66%	10.30%
Year Ended July 31, 2014 (g)	$25.02	(0.19)	3.53	3.34	–	–	–	$28.36	13.35	% (i)	$11,588,588	1.59%	(0.69%)	1.62%	49.64%
Year Ended July 31, 2013 (g)	$19.00	(0.05)	6.07	6.02	–	–	–	$25.02	31.69%		$11,549,088	1.62%	(0.22%)	1.80%	77.00%
Year Ended July 31, 2012 (g)	$19.09	(0.05)	(0.04)	(0.09)	–	–	–	$19.00	(0.52%)		$10,869,386	1.62%	(0.27%)	1.96%	106.00	% (j)
Year Ended July 31, 2011 (g)	$14.47	(0.11)	4.73	4.62	–	–	–	$19.09	32.00%		$536,163	1.62%	(0.62%)	2.01%	67.00%
Year Ended July 31, 2010 (g)	$11.80	(0.08)	2.78	2.70	(0.03)	(0.03)	–	$14.47	22.86%		$309,823	1.60%	(0.61%)	2.04%	78.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$27.20	(0.09)	1.71	1.62	–	–	–	$28.82	5.96	% (i)	$4,312,329	2.22%	(1.24%)	2.42%	10.30%
Year Ended July 31, 2014 (g)	$24.14	(0.35)	3.41	3.06	–	–	–	$27.20	12.68	% (i)	$4,030,378	2.22%	(1.32%)	2.29%	49.64%
Year Ended July 31, 2013 (g)	$18.45	(0.17)	5.86	5.69	–	–	–	$24.14	30.84%		$4,395,523	2.22%	(0.82%)	2.30%	77.00%
Year Ended July 31, 2012 (g)	$18.65	(0.16)	(0.04)	(0.20)	–	–	–	$18.45	(1.07%)		$3,812,858	2.22%	(0.87%)	2.46%	106.00	% (j)
Year Ended July 31, 2011 (g)	$14.22	(0.22)	4.65	4.43	–	–	–	$18.65	31.15%		$216,583	2.22%	(1.22%)	2.51%	67.00%
Year Ended July 31, 2010 (g)	$11.65	(0.16)	2.73	2.57	–	–	–	$14.22	22.17%		$77,175	2.20%	(1.21%)	2.54%	78.00%

Institutional Service Class Shares (k)
Period Ended October 31, 2014 (g)(h)	$28.81	(0.03)	1.82	1.79	–	–	–	$30.60	6.21	% (i)	$74,648,581	1.33%	(0.35%)	1.33%	10.30%
Year Ended July 31, 2014 (g)	$25.35	(0.12)	3.58	3.46	–	–	–	$28.81	13.65	% (i)	$69,395,173	1.33%	(0.43%)	1.35%	49.64%
Year Ended July 31, 2013 (g)	$19.20	0.01	6.15	6.16	(0.01)	(0.01)	–	$25.35	32.07%		$57,898,679	1.34%	0.06%	1.56%	77.00%
Year Ended July 31, 2012 (g)	$19.24	0.01	(0.05)	(0.04)	–	–	–	$19.20	(0.21%)		$46,390,420	1.33%	0.03%	1.71%	106.00	% (j)
Year Ended July 31, 2011 (g)	$14.54	(0.06)	4.76	4.70	–	–	–	$19.24	32.33%		$27,136,559	1.31%	(0.31%)	1.76%	67.00%
Year Ended July 31, 2010 (g)	$11.85	(0.04)	2.79	2.75	(0.06)	(0.06)	–	$14.54	23.32%		$23,527,050	1.30%	(0.30%)	1.79%	78.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$28.84	(0.02)	1.82	1.80	–	–	–	$30.64	6.24	% (i)	$11,672	1.22%	(0.24%)	1.33%	10.30%
Period Ended July 31, 2014 (g)(l)	$26.26	(0.08)	2.66	2.58	–	–	–	$28.84	9.82	% (i)	$10,987	1.22%	(0.34%)	1.25%	49.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j)	Excludes merger activity.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(l)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

154

Fund Commentary	Nationwide HighMark Value Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Value Fund (Institutional Service Class) registered -0.05%** versus 3.82% for its primary benchmark, the Russell 1000® Value Index, and 5.05% for its secondary benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 878 funds as of October 31, 2014) was 4.27% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, U.S. equity markets focused on the possible timing and extent of potential Federal Reserve rate hikes and the possible impact to markets in which expensive domestically oriented, higher-yielding, low-quality stocks have continued to outperform cheaper economically sensitive cyclical companies amid an abnormal interest rate environment.

For now, at least, default premiums are low as credit for corporate activity is inexpensive and the overall equity market has a sanguine view of the risk represented by corporate defaults. This outlook may change in 2015 when rising rates may make companies with highly leveraged, speculative balance sheets less attractive to investors.

During the reporting period, poor stock selection was the primary detractor from the Fund’s performance relative to the benchmark. Sector weightings also slightly detracted from Fund performance, primarily due to the Fund’s lack of exposure to utilities.

Stock selection in the industrials, consumer staples and financials sectors during the reporting period accounted for the majority of the Fund’s underperformance versus the benchmark. In the industrials sector, Hertz Global Holdings, Inc. and CNH Global N.V. did not meet our expectations. In the consumer staples sector, underperformance was driven by Fund holdings in Carlsberg A/S and not having a position in CVS Health Corp.. In the financials sector, Fund holdings in conglomerate Pargesa Holding SA and not owning Wells Fargo & Co. contributed to the Fund’s underperformance during the reporting period.

The Fund is positioned with companies that offer high and improving returns on capital and strong free cash flow yields that bolster companies’ financial flexibility in times of stress, regardless of the macroeconomic environment. We have positioned the Fund to avoid holding over-leveraged balance sheet firms and, rather, focus on company fundamentals and issues to identify undervalued stocks with low expectations that are mispriced due to temporary factors.

We believe these types of companies should outperform when the U.S. equity market returns to an environment that is not dictated by Fed policies that have forced investors to scramble for yield. The Fund’s positioning should benefit as the economically sensitive cyclical sectors of the market respond to a normalizing economy and normalization of interest rates.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, Todd Lowenstein and Keith Stribling

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Value Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of mid-sized companies. Value funds may underperform other funds that use different investing styles. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

155

Fund Overview	Nationwide HighMark Value Fund

Objective

The Fund seeks long-term capital growth; current income is a secondary objective.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Value Fund (Institutional Service Class) registered -0.05%, underperforming the Fund’s primary benchmark by 3.87% and the Lipper peer category median by 4.32%

•	Poor stock selection was the primary detractor from the Fund’s performance relative to the benchmark during the reporting period

•

The Fund is positioned with companies that offer high and improving returns on capital and strong free cash flow yields that bolster companies’ financial flexibility in times of stress, regardless of the macroeconomic environment

Asset Allocation†

Common Stocks	98.3%
Preferred Stock	0.8%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	11.2%
Banks	10.2%
Capital Markets	8.3%
Pharmaceuticals	7.0%
Media	4.8%
Health Care Equipment & Supplies	4.6%
Household Products	4.2%
Aerospace & Defense	4.1%
Insurance	3.4%
Software	3.3%
Other Industries	38.9%
100.0%

Top Holdings††

JPMorgan Chase & Co.,	4.4%
Pfizer, Inc.,	3.6%
Procter & Gamble Co. (The),	3.5%
Chevron Corp.,	3.3%
Citigroup, Inc.,	2.8%
Goldman Sachs Group, Inc. (The),	2.5%
Capital One Financial Corp.,	2.2%
Verizon Communications, Inc.,	2.1%
Intercontinental Exchange, Inc.,	1.9%
American International Group, Inc.,	1.9%
Other Holdings	71.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

The accompanying notes are an integral part of these financial statements.

156

Fund Performance	Nationwide HighMark Value Fund

Average Annual Total Return

(For the periods ended October 31, 2014)

		Period ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	(0.10)%	9.06%	13.68%	6.72%	—
	w/ SC3	(5.84)%	2.78%	12.41%	6.12%	—
Class C1	w/o SC2	(0.32)%	8.29%	13.00%	6.08%	—
	w/ SC4	(1.32)%	7.29%	13.00%	6.08%	—
Class U5		(0.05)%	9.41%	14.07%	7.04%	—
Institutional Service Class[1,5,6]		(0.05)%	9.36%	13.99%	7.00%	—
Institutional Class[5]		0.01%	9.49%	—	—	8.71%	[7]
S&P 500® Index		5.05%	17.27%	16.69%	8.20%	—
Russell 1000® Value Index		3.82%	16.46%	16.49%	7.90%	—
CPI		(0.03)%	1.66%	1.89%	2.21%	—

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.25%
Class C	1.81%
Class U	0.75%
Institutional Service Class	1.00%
Institutional Class	0.75%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

157

Fund Performance (con’t.)	Nationwide HighMark Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Value Fund versus the S&P 500® Index, the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fidcuciary Class shares of the Fund’s predecessor fund, the HighMark Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

158

Shareholder Expense Example	Nationwide HighMark Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Value Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,013.20	5.02	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99
Class C Shares	Actual	(a)	1,000.00	1,009.70	9.02	1.78
	Hypothetical(a)(b)		1,000.00	1,016.23	9.05	1.78
Class U Shares	Actual	(a)	1,000.00	1,014.80	3.66	0.72
	Hypothetical(a)(b)		1,000.00	1,021.58	3.67	0.72
Institutional Service Class Shares(c)	Actual	(a)	1,000.00	1,014.80	3.76	0.74
	Hypothetical(a)(b)		1,000.00	1,021.48	3.77	0.74
Institutional Class Shares	Actual	(a)	1,000.00	1,014.80	3.66	0.72
	Hypothetical(a)(b)		1,000.00	1,021.58	3.67	0.72

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

159

Statement of Investments

October 31, 2014

Nationwide HighMark Value Fund

Common Stocks 98.3%

	Shares	Market Value

Aerospace & Defense 4.1%
Airbus Group NV	85,150	$5,083,547
Raytheon Co.	32,722	3,399,161
United Technologies Corp.	45,693	4,889,151

		13,371,859

Air Freight & Logistics 1.6%
United Parcel Service, Inc., Class B	51,057	5,356,390

Banks 10.1%
BB&T Corp.	94,462	3,578,221
CIT Group, Inc.	97,902	4,790,345
Citigroup, Inc.	167,557	8,969,326
JPMorgan Chase & Co.	235,536	14,245,217
Zions Bancorporation	54,710	1,584,949

		33,168,058

Beverages 1.7%
Carlsberg A/S, Class B, ADR-DK	315,696	5,575,191

Capital Markets 8.3%
Bank of New York Mellon Corp. (The)	121,596	4,708,197
Blackstone Group LP (The)	92,124	2,774,775
Franklin Resources, Inc.	45,140	2,510,235
Goldman Sachs Group, Inc. (The)	42,892	8,149,051
Lazard Ltd., Class A	73,635	3,623,578
UBS AG REG*	312,670	5,434,205

		27,200,041

Chemicals 0.9%
Mosaic Co. (The)	65,484	2,901,596

Communications Equipment 1.6%
QUALCOMM, Inc.	65,768	5,163,446

Construction & Engineering 0.7%
Chicago Bridge & Iron Co. NV	39,771	2,173,087

Consumer Finance 2.2%
Capital One Financial Corp.	86,227	7,137,009

Diversified Financial Services 1.9%
Intercontinental Exchange, Inc.	30,083	6,265,988

Diversified Telecommunication Services 2.1%
Verizon Communications, Inc.	139,044	6,986,961

Electrical Equipment 1.3%
Eaton Corp. PLC	63,370	4,333,874

Energy Equipment & Services 2.4%
Halliburton Co.	69,460	3,830,024
National Oilwell Varco, Inc.	55,020	3,996,653

		7,826,677

Common Stocks (continued)

	Shares	Market Value

Food Products 1.6%
Mondelez International, Inc., Class A	147,893	$5,214,707

Health Care Equipment & Supplies 4.6%
Baxter International, Inc.	66,307	4,650,773
Covidien PLC	10,570	977,091
Hologic, Inc.*	198,910	5,209,453
Medtronic, Inc.	62,564	4,264,362

		15,101,679

Health Care Providers & Services 1.0%
Express Scripts Holding Co.*	45,138	3,467,501

Household Products 4.2%
Henkel AG & Co. KGaA, ADR-DE	25,863	2,345,257
Procter & Gamble Co. (The)	131,083	11,439,613

		13,784,870

Industrial Conglomerates 0.9%
General Electric Co.	121,270	3,129,979

Information Technology Services 2.7%
International Business Machines Corp.	14,287	2,348,783
Teradata Corp.*	61,416	2,599,125
Xerox Corp.	287,799	3,821,971

		8,769,879

Insurance 3.3%
American International Group, Inc.	115,225	6,172,603
MetLife, Inc.	88,022	4,774,314

		10,946,917

Internet & Catalog Retail 1.0%
Liberty Interactive Corp., Series A*	126,532	3,307,547
Liberty Ventures, Series A*	—	12

		3,307,559

Machinery 2.0%
Joy Global, Inc.	56,970	2,998,331
Stanley Black & Decker, Inc.	39,691	3,716,665

		6,714,996

Media 4.8%
Comcast Corp., Class A	87,220	4,809,311
Gannett Co., Inc.	83,151	2,619,257
News Corp., Class A*	160,819	2,489,478
Time Warner, Inc.	72,822	5,787,164

		15,705,210

Metals & Mining 0.5%
TimkenSteel Corp.	37,009	1,501,825

160

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 1.5%
Target Corp.	81,486	$5,037,464

Oil, Gas & Consumable Fuels 11.1%
Chevron Corp.	90,016	10,797,419
ConocoPhillips	85,099	6,139,893
Occidental Petroleum Corp.	40,893	3,636,614
Phillips 66	58,746	4,611,561
Royal Dutch Shell PLC, Class A, ADR-NL	79,020	5,672,846
Suncor Energy, Inc.	158,603	5,636,751

		36,495,084

Paper & Forest Products 1.1%
International Paper Co.	73,101	3,700,373

Pharmaceuticals 6.9%
Actavis PLC*	14,756	3,581,871
GlaxoSmithKline PLC, ADR-UK	55,520	2,525,605
Pfizer, Inc.	390,672	11,700,626
Roche Holding AG, ADR-CH	134,607	4,954,884

		22,762,986

Professional Services 0.5%
Nielsen NV	35,690	1,516,468

Real Estate Investment Trusts (REITs) 1.2%
Weyerhaeuser Co.	117,858	3,990,672

Road & Rail 2.0%
Hertz Global Holdings, Inc.*	130,235	2,854,751
Norfolk Southern Corp.	34,580	3,825,931

		6,680,682

Semiconductors & Semiconductor Equipment 0.8%
Marvell Technology Group Ltd.	207,440	2,787,994

Software 3.2%
Microsoft Corp.	127,062	5,965,561
Oracle Corp.	120,968	4,723,800

		10,689,361

Specialty Retail 0.8%
PetSmart, Inc.	35,823	2,591,794

Technology Hardware, Storage & Peripherals 2.2%
EMC Corp.	137,947	3,963,217
Western Digital Corp.	33,550	3,300,314

		7,263,531

Common Stocks (continued)

	Shares	Market Value

Tobacco 1.5%
Philip Morris International, Inc.	53,954	$4,802,446

Total Common Stocks (cost $292,185,465)		323,424,154

Preferred Stock 0.8%
Automobiles 0.8%
Porsche Automobil Holding SE	30,180	2,478,150

Total Preferred Stock (cost $2,598,984)		2,478,150

Total Investments (cost $294,784,449) (a) — 99.1%		325,902,304

Other assets in excess of liabilities — 0.9%		2,992,256

NET ASSETS — 100.0%		$328,894,560

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CH	Switzerland

DE	Germany

DK	Denmark

KGaA	Limited Partnership with shares

LP	Limited Partnership

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SE	European Public Limited Liability Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

161

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Value Fund
Assets:
Investments, at value (cost $294,784,449)	$325,902,304
Cash	3,997,956
Dividends receivable	357,742
Security lending income receivable	468
Receivable for investments sold	5,013,102
Receivable for capital shares issued	12,484
Reclaims receivable	231,523
Prepaid expenses	16,896

Total Assets	335,532,475

Liabilities:
Payable for investments purchased	6,019,366
Payable for capital shares redeemed	269,253
Accrued expenses and other payables:
Investment advisory fees	162,743
Fund administration fees	12,974
Distribution fees	19,854
Administrative servicing fees	78,743
Accounting and transfer agent fees	15,676
Trustee fees	1,006
Custodian fees	1,476
Compliance program costs (Note 3)	728
Professional fees	29,240
Printing fees	24,675
Other	2,181

Total Liabilities	6,637,915

Net Assets	$328,894,560

Represented by:
Capital	$262,389,681
Accumulated undistributed net investment income	273,435
Accumulated net realized gains from investments and foreign currency transactions	35,118,216
Net unrealized appreciation/(depreciation) from investments	31,117,855
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,627)

Net Assets	$328,894,560

Net Assets:
Class A Shares	$82,340,241
Class C Shares	3,480,881
Class U Shares	132,788,079
Institutional Service Class Shares	110,272,650
Institutional Class Shares	12,709

Total	$328,894,560

162

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,023,598
Class C Shares	221,922
Class U Shares	8,050,745
Institutional Service Class Shares	6,691,802
Institutional Class Shares	771

Total	19,988,838

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.39
Class C Shares (b)	$15.69
Class U Shares	$16.49
Institutional Service Class Shares	$16.48
Institutional Class Shares	$16.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

163

Statements of Operations

	Nationwide HighMark Value Fund
	Period Ended October 31, 2014(a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$1,450,777	$6,738,102
Income from securities lending (Note 2)	5,034	21,665
Interest income	831	–
Foreign tax withholding	(9,978)	(73,300)

Total Income	1,446,664	6,686,467

EXPENSES:
Investment advisory fees	504,109	2,078,278
Fund administration fees	38,752	268,339
Distribution fees Class A	52,792	222,678
Distribution fees Class B (b)	–	831
Distribution fees Class C	8,847	37,894
Administrative servicing fees Class A	6,984	132,247
Administrative servicing fees Class B (b)	–	277
Administrative servicing fees Class C	494	946
Administrative servicing fees Institutional Service Class (c)	8,510	188,477
Registration and filing fees	20,906	51,261
Professional fees	24,329	47,124
Printing fees	19,466	36,815
Trustee fees	2,554	8,123
Custodian fees	3,159	15,769
Accounting and transfer agent fees	17,036	55,968
Compliance program costs (Note 3)	–	1,957
Other	1,906	28,586

Total expenses before earnings credit, fees waived, and expenses reimbursed	709,844	3,175,570

Earnings credit (Note 5)	–	(121)
Administrative servicing fees voluntarily waived – Class A (Note 3)	–	(11,137)
Administrative servicing fees voluntarily waived – Institutional Service Class (Note 3) (c)	–	(16,216)
Expenses reimbursed by adviser (Note 3)	–	(18,823)

Total Expenses	709,844	3,129,273

NET INVESTMENT INCOME	736,820	3,557,194

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,008,518	51,700,042
Net realized gains(loss) from foreign currency transactions (Note 2)	9,117	(16,668)

Net realized gains from investments and foreign currency transactions	8,017,635	51,683,374

Net change in unrealized appreciation/(depreciation) from investments	(8,935,245)	(11,234,162)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(3,120)	(4,715)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(8,938,365)	(11,238,877)

Net realized/unrealized gains(losses) from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(920,730)	40,444,497

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(183,910)	$44,001,691

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

164

Statements of Changes in Net Assets

	Nationwide HighMark Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$736,820	$3,557,194		$4,221,800
Net realized gains from investments and foreign currency transactions	8,017,635	51,683,374		64,996,092
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(8,938,365)	(11,238,877)		15,236,336

Change in net assets resulting from operations	(183,910)	44,001,691		84,454,228

Distributions to Shareholders From:
Net investment income:
Class A	(21,505)	(1,111,182)		(868,709)
Class B (b)	–	–		(4,739)
Class C	–	(38,056)		(18,375)
Class U	(90,877)	(1,868,788)		(1,503,776)
Institutional Service Class (c)	(76,863)	(1,607,865)		(1,859,523)
Institutional Class	(9)	(172	)(d)	–
Net realized gains:
Class A	–	(16,926,608)		(6,894,754)
Class B (b)	–	–		(82,018)
Class C	–	(739,307)		(303,289)
Class U	–	(24,016,009)		(8,404,072)
Institutional Service Class (c)	–	(22,294,154)		(12,447,024)
Institutional Class	–	(2,209	)(d)	–

Change in net assets from shareholder distributions	(189,254)	(68,604,350)		(32,386,279)

Change in net assets from capital transactions	(11,652,147)	16,457,627		(38,328,884)

Change in net assets	(12,025,311)	(8,145,032)		13,739,065

Net Assets:
Beginning of period	340,919,871	349,064,903		335,325,838

End of period	$328,894,560	$340,919,871		$349,064,903

Accumulated undistributed (distributions in excess of) net investment income at end of period	$273,435	$(240,904)		$–

CAPITAL TRANSACTIONS:
Class A Shares (Note 12)
Proceeds from shares issued	$80,262	$798,425		$1,347,842
Proceeds from shares issued from class conversion	–	822,072		–
Dividends reinvested	21,086	16,978,066		7,275,918
Cost of shares redeemed	(3,727,263)	(14,951,547)		(15,745,647)

Total Class A Shares	(3,625,915)	3,647,016		(7,121,887)

Class B Shares (Note 12) (b)
Proceeds from shares issued	–	–		–
Dividends reinvested	–	–		83,105
Cost of shares redeemed in class conversion	–	(822,072)		–
Cost of shares redeemed	–	(91,813)		(493,107)

Total Class B Shares	–	(913,885)		(410,002)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

165

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013

CAPITAL TRANSACTIONS: (continued)
Class C Shares (Note 12)
Proceeds from shares issued	$29,863	$238,331	$187,337
Dividends reinvested	–	757,325	308,590
Cost of shares redeemed	(138,295)	(935,072)	(977,349)

Total Class C Shares	(108,432)	60,584	(481,422)

Class U Shares (Note 12)
Proceeds from shares issued	2,201,823	12,064,380	16,337,730
Dividends reinvested	90,877	25,884,797	9,907,841
Cost of shares redeemed	(3,553,501)	(18,564,191)	(19,448,653)

Total Class U Shares	(1,260,801)	19,384,986	6,796,918

Institutional Service Class Shares (Note 12) (c)
Proceeds from shares issued	1,513,337	23,356,001	14,668,770
Dividends reinvested	48,298	21,556,339	12,856,808
Cost of shares redeemed	(8,218,643)	(50,647,347)	(64,638,069)

Total Institutional Service Class Shares	(6,657,008)	(5,735,007)	(37,112,491)

Institutional Class Shares
Proceeds from shares issued	–	11,552 (d)	–
Dividends reinvested	9	2,381 (d)	–
Cost of shares redeemed	–	– (d)	–

Total Institutional Class Shares	9	13,933 (d)	–

Change in net assets from capital transactions	$(11,652,147)	$16,457,627	$(38,328,884)

SHARE TRANSACTIONS:
Class A Shares (Note 12)
Issued	4,918	47,358	80,730
Issued in class conversion	–	44,700	–
Reinvested	1,257	1,114,778	475,129
Redeemed	(227,652)	(887,447)	(947,843)

Total Class A Shares	(221,477)	319,389	(391,984)

Class B Shares (Note 12) (b)
Issued	–	–	–
Reinvested	–	–	5,587
Redeemed in class conversion	–	(45,886)	–
Redeemed	–	(5,185)	(30,498)

Total Class B Shares	–	(51,071)	(24,911)

Class C Shares (Note 12)
Issued	1,969	13,993	11,314
Reinvested	–	51,659	20,853
Redeemed	(8,781)	(56,724)	(61,093)

Total Class C Shares	(6,812)	8,928	(28,926)

(a) For the period from August 1, 2014 through October 31, 2014.

(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

166

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Value Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Class U Shares (Note 12)
Issued	134,139	719,034		980,824
Reinvested	5,384	1,692,923		642,770
Redeemed	(216,513)	(1,097,881)		(1,167,646)

Total Class U Shares	(76,990)	1,314,076		455,948

Institutional Service Class Shares (Note 12) (c)
Issued	92,233	1,440,596		887,082
Reinvested	2,863	1,410,756		837,907
Redeemed	(499,521)	(2,990,528)		(3,850,323)

Total Institutional Service Class Shares	(404,425)	(139,176)		(2,125,334)

Institutional Class Shares
Issued	–	615	(d)	–
Reinvested	–	156	(d)	–
Redeemed	–	—	(d)	–

Total Institutional Class Shares	–	771	(d)	–

Total change in shares	(709,704)	1,452,917		(2,115,207)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

167

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(i)	$16.41	0.03	(0.05)	(0.02)	–	–	–	$16.39	(0.10%	)	$82,340,241	1.04%	0.69%		1.04%	15.88%
Year Ended July 31, 2014 (g)	$18.10	0.14	2.00	2.14	(0.24)	(3.59)	(3.83)	$16.41	13.45%		$86,074,940	1.13%	0.80%		1.15%	58.15%
Year Ended July 31, 2013 (g)	$15.67	0.16	3.80	3.96	(0.16)	(1.37)	(1.53)	$18.10	27.18%		$89,153,591	1.25%	0.98%		1.36%	55.00%
Year Ended July 31, 2012 (g)	$16.05	0.18	0.27	0.45	(0.18)	(0.65)	(0.83)	$15.67	3.28%		$83,338,902	1.26%	1.20%		1.39%	44.00%	(j)
Year Ended July 31, 2011 (g)	$13.61	0.15	2.57	2.72	(0.28)	–	(0.28)	$16.05	20.12%		$71,163,994	1.27%	0.99%		1.38%	26.00%
Year Ended July 31, 2010 (g)	$12.14	0.23	1.37	1.60	(0.13)	–	(0.13)	$13.61	13.18%		$72,131,888	1.25%	1.70%		1.36%	12.00%

Class C Shares
Period Ended October 31, 2014 (g)(i)	$15.73	–	(0.04)	(0.04)	–	–	–	$15.69	(0.25%	)(h)	$3,480,881	1.81%	(0.09%	)	1.81%	15.88%
Year Ended July 31, 2014 (g)	$17.55	0.03	1.92	1.95	(0.18)	(3.59)	(3.77)	$15.73	12.72%		$3,598,207	1.77%	0.16%		1.77%	58.15%
Year Ended July 31, 2013 (g)	$15.25	0.06	3.69	3.75	(0.08)	(1.37)	(1.45)	$17.55	26.37%		$3,857,499	1.85%	0.38%		1.86%	55.00%
Year Ended July 31, 2012 (g)	$15.63	0.09	0.27	0.36	(0.09)	(0.65)	(0.74)	$15.25	2.70%		$3,792,235	1.86%	0.60%		1.89%	44.00%	(j)
Year Ended July 31, 2011 (g)	$13.26	0.06	2.51	2.57	(0.20)	–	(0.20)	$15.63	19.48%		$2,503,285	1.87%	0.39%		1.88%	26.00%
Year Ended July 31, 2010 (g)	$11.84	0.15	1.32	1.47	(0.05)	–	(0.05)	$13.26	12.50%		$2,547,983	1.85%	1.10%		1.86%	12.00%

Class U Shares
Period Ended October 31, 2014 (g)(i)	$16.51	0.04	(0.05)	(0.01)	(0.01)	–	(0.01)	$16.49	(0.05%	)	$132,788,079	0.75%	0.97%		0.75%	15.88%
Year Ended July 31, 2014 (g)	$18.17	0.20	2.01	2.21	(0.28)	(3.59)	(3.87)	$16.51	13.87%		$134,180,244	0.74%	1.19%		0.75%	58.15%
Year Ended July 31, 2013 (g)	$15.72	0.23	3.81	4.04	(0.22)	(1.37)	(1.59)	$18.17	27.69%		$123,771,869	0.85%	1.38%		0.86%	55.00%
Period Ended July 31, 2012 (g)(k)	$14.85	0.14	0.85	0.99	(0.12)	–	(0.12)	$15.72	6.70%		$99,929,775	0.86%	1.60%		0.89%	44.00%	(j)

Institutional Service Class Shares (l)
Period Ended October 31, 2014 (g)(i)	$16.50	0.04	(0.05)	(0.01)	(0.01)	–	(0.01)	$16.48	(0.05%	)	$110,272,650	0.78%	0.94%		0.78%	15.88%
Year Ended July 31, 2014 (g)	$18.16	0.18	2.01	2.19	(0.26)	(3.59)	(3.85)	$16.50	13.76%		$117,053,763	0.88%	1.04%		0.90%	58.15%
Year Ended July 31, 2013 (g)	$15.71	0.21	3.81	4.02	(0.20)	(1.37)	(1.57)	$18.16	27.54%		$131,380,766	0.99%	1.24%		1.11%	55.00%
Year Ended July 31, 2012 (g)	$16.09	0.22	0.27	0.49	(0.22)	(0.65)	(0.87)	$15.71	3.50%		$147,100,903	1.00%	1.46%		1.14%	44.00%	(j)
Year Ended July 31, 2011 (g)	$13.64	0.19	2.57	2.76	(0.31)	–	(0.31)	$16.09	20.50%		$234,784,893	1.02%	1.24%		1.13%	26.00%
Year Ended July 31, 2010 (g)	$12.17	0.26	1.37	1.63	(0.16)	–	(0.16)	$13.64	13.43%		$228,162,137	1.00%	1.95%		1.11%	12.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(i)	$16.49	0.04	(0.04)	–	(0.01)	–	(0.01)	$16.48	0.01%		$12,709	0.75%	0.97%		0.75%	15.88%
Period Ended July 31, 2014 (g)(m)	$18.83	0.17	1.36	1.53	(0.28)	(3.59)	(3.87)	$16.49	9.77%		$12,717	0.73%	1.20%		0.73%	58.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	Includes adjustments in accordance with the accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Excludes merger activity.
(k)	For the period from January 4, 2012 (commencement of operations) through July 31, 2012. Total return is calculated based on inception date of January 4, 2012 through July 31, 2012.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(m)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

168

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Emerging Markets Equity Fund (“Emerging Markets”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Geneva Small Cap Growth Fund (“Small Cap Growth”)

- Nationwide HighMark Balanced Fund (“Balanced”)

- Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity”)

- Nationwide HighMark Large Cap Growth Fund (“Large Cap Growth”)

- Nationwide HighMark Small Cap Core Fund (“Small Cap Core”)

- Nationwide HighMark Value Fund (“Value”)

The Funds currently offer Class A, Class C, Class M, Class U, Institutional Service Class and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Cognitive Value, International Equities, Technology & Science, Mid Cap Growth, Small Cap Growth, Balanced, Large Cap Core Equity, Large Cap Growth, Small Cap Core, and Value (collectively the “Nationwide HighMark Funds”) commenced operations on September 16, 2013 as a result of a tax free reorganization in which each Fund acquired all of the assets, subject to all liabilities and obligations, of the HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Enhanced Growth Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark Balanced Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund, HighMark Small Cap Core Fund, and HighMark Value Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for the Nationwide HighMark Funds has changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for the Nationwide HighMark Funds reflects the three month period from August 1, 2014 through October 31, 2014.

Emerging Markets commenced operations on April 1, 2014.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

169

Notes to Financial Statements (Continued)

October 31, 2014

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

170

Notes to Financial Statements (Continued)

October 31, 2014

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings and other market data. Securities valued in this manner are generally categorized as Level 2, consistent with similar valuation techniques and inputs described above for debt and equity securities.

At October 31, 2014, 100% of the market value of Technology & Science, Small Cap Growth, Large Cap Core Equity, and Large Cap Growth was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$89,270,770	$—	$—	$89,270,770
Exchange Traded Funds	2,665,170	—	—	2,665,170
Mutual Fund	92,139	—	—	92,139
Repurchase Agreement	—	640,553	—	640,553
Total	$92,028,079	$640,553	$—	$92,668,632

171

Notes to Financial Statements (Continued)

October 31, 2014

Emerging Markets

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Automobiles	$942,000	$—	$—	$942,000
Banks	1,995,541	4,935,807	—	6,931,348
Capital Markets	—	343,657	—	343,657
Chemicals	—	752,544	—	752,544
Construction Materials	—	953,745	—	953,745
Diversified Consumer Services	427,620	—	—	427,620
Diversified Financial Services	—	642,498	—	642,498
Diversified Telecommunication Services	276,840	637,693	—	914,533
Electric Utilities	346,800	263,375	—	610,175
Electronic Equipment, Instruments & Components	—	799,589	—	799,589
Energy Equipment & Services	—	418,009	—	418,009
Food & Staples Retailing	—	302,037	—	302,037
Food Products	—	395,386	—	395,386
Gas Utilities	—	221,665	—	221,665
Household Durables	—	458,680	—	458,680
Independent Power and Renewable Electricity Producers	—	307,361	—	307,361
Information Technology Services	1,534,254	—	—	1,534,254
Insurance	179,789	366,888	—	546,677
Internet Software & Services	340,375	—	—	340,375
Metals & Mining	269,440	685,820	—	955,260
Oil, Gas & Consumable Fuels	422,040	2,970,568	—	3,392,608
Paper & Forest Products	—	334,924	—	334,924
Pharmaceuticals	522,900	319,400	—	842,300
Real Estate Management & Development	—	438,662	—	438,662
Semiconductors & Semiconductor Equipment	840,500	891,886	—	1,732,386
Specialty Retail	—	315,091	—	315,091
Technology Hardware, Storage & Peripherals	—	1,145,421	—	1,145,421
Trading Companies & Distributors	—	730,145	—	730,145
Transportation Infrastructure	—	928,354	—	928,354
Wireless Telecommunication Services	286,000	1,828,462	—	2,114,462
Total Common Stocks	$8,384,099	$22,387,667	$—	$30,771,766
Exchange Traded Funds	2,157,920	—	—	2,157,920
Preferred Stocks	1,155,809	—	—	1,155,809
Total	$11,697,828	$22,387,667	$—	$34,085,495

International Equities

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,841,065	$—	$1,841,065
Air Freight & Logistics	—	2,834,083	—	2,834,083
Airlines	—	1,879,646	—	1,879,646
Auto Components	987,001	6,792,462	—	7,779,463
Automobiles	1,177,500	2,111,016	—	3,288,516
Banks	7,329,389	31,478,999	—	38,808,388
Biotechnology	—	1,059,044	—	1,059,044
Capital Markets	—	3,040,449	—	3,040,449

172

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Chemicals	$—	$7,466,116	$—	$7,466,116
Commercial Services & Supplies	—	1,783,894	—	1,783,894
Communications Equipment	—	5,287,844	—	5,287,844
Construction & Engineering	—	5,390,840	—	5,390,840
Construction Materials	—	1,675,470	—	1,675,470
Containers & Packaging	—	3,836,416	—	3,836,416
Diversified Financial Services	—	1,011,528	—	1,011,528
Diversified Telecommunication Services	—	13,744,293	—	13,744,293
Electric Utilities	814,516	2,827,663	—	3,642,179
Electrical Equipment	—	1,668,749	—	1,668,749
Electronic Equipment, Instruments & Components	—	1,014,279	—	1,014,279
Energy Equipment & Services	—	933,112	—	933,112
Food & Staples Retailing	—	5,974,969	—	5,974,969
Food Products	—	8,175,768	—	8,175,768
Gas Utilities	—	2,904,642	—	2,904,642
Health Care Equipment & Supplies	—	2,179,031	—	2,179,031
Hotels, Restaurants & Leisure	—	3,281,002	—	3,281,002
Household Durables	—	5,610,219	—	5,610,219
Household Products	—	4,327,677	—	4,327,677
Industrial Conglomerates	—	2,073,508	—	2,073,508
Information Technology Services	1,805,221	2,517,318	—	4,322,539
Insurance	1,067,122	14,208,270	—	15,275,392
Internet Software & Services	953,050	—	—	953,050
Leisure Products	—	819,055	—	819,055
Life Sciences Tools & Services	—	1,652,799	—	1,652,799
Machinery	—	5,422,861	—	5,422,861
Marine	—	2,203,812	—	2,203,812
Media	—	4,029,286	—	4,029,286
Metals & Mining	—	3,540,015	—	3,540,015
Multiline Retail	—	3,106,220	—	3,106,220
Oil, Gas & Consumable Fuels	3,970,176	10,963,174	—	14,933,350
Paper & Forest Products	—	5,403,796	—	5,403,796
Personal Products	—	2,165,473	—	2,165,473
Pharmaceuticals	6,996,050	12,579,768	—	19,575,818
Professional Services	760,321	—	—	760,321
Road & Rail	—	1,729,422	—	1,729,422
Software	—	1,069,496	—	1,069,496
Specialty Retail	—	2,166,573	—	2,166,573
Technology Hardware, Storage & Peripherals	—	7,108,698	—	7,108,698
Textiles, Apparel & Luxury Goods	—	1,264,673	—	1,264,673
Tobacco	—	3,003,583	—	3,003,583
Trading Companies & Distributors	—	2,250,307	—	2,250,307
Transportation Infrastructure	—	743,059	—	743,059
Wireless Telecommunication Services	572,000	6,061,274	—	6,633,274
Total Common Stocks	$26,432,346	$226,212,716	$—	$252,645,062
Exchange Traded Funds	3,266,500	—	—	3,266,500
Forward Foreign Currency Contracts	—	1,223,735	—	1,223,735
Mutual Fund	809,499	—	—	809,499
Repurchase Agreement	—	5,627,644	—	5,627,644
Total	$30,508,345	$233,064,095	$—	$263,572,440

173

Notes to Financial Statements (Continued)

October 31, 2014

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,300,291,701	$—	$—	$1,300,291,701
Mutual Fund	755,945	—	—	755,945
Repurchase Agreement	—	5,255,335	—	5,255,335
Total	$1,301,047,646	$5,255,335	$—	$1,306,302,981

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$467,637	$—	$467,637
Bank Loans	—	29,308	—	29,308
Collateralized Mortgage Obligations	—	92,152	—	92,152
Commercial Mortgage Backed Securities	—	550,579	—	550,579
Common Stocks	13,281,351	—	—	13,281,351
Corporate Bonds	—	4,901,108	—	4,901,108
Municipal Bonds	—	368,288	—	368,288
U.S. Government Mortgage Backed Agencies	—	1,100,354	—	1,100,354
U.S. Treasury Notes	—	522,398	—	522,398
Total	$13,281,351	$8,031,824	$—	$21,313,175

Small Cap Core

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	88,118,490	—	—	88,118,490
Futures Contracts	120,648	—	—	120,648
Right	—	—	—	—
Total	$88,239,138	$—	$—	$88,239,138

Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$8,288,312	$5,083,547	$—	$13,371,859
Air Freight & Logistics	5,356,390	—	—	5,356,390
Banks	33,168,058	—	—	33,168,058
Beverages	5,575,191	—	—	5,575,191
Capital Markets	27,200,041	—	—	27,200,041
Chemicals	2,901,596	—	—	2,901,596
Communications Equipment	5,163,446	—	—	5,163,446
Construction & Engineering	2,173,087	—	—	2,173,087
Consumer Finance	7,137,009	—	—	7,137,009
Diversified Financial Services	6,265,988	—	—	6,265,988
Diversified Telecommunication Services	6,986,961	—	—	6,986,961
Electrical Equipment	4,333,874	—	—	4,333,874
Energy Equipment & Services	7,826,677	—	—	7,826,677
Food Products	5,214,707	—	—	5,214,707

174

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$15,101,679	$—	$—	$15,101,679
Health Care Providers & Services	3,467,501	—	—	3,467,501
Household Products	13,784,870	—	—	13,784,870
Industrial Conglomerates	3,129,979	—	—	3,129,979
Information Technology Services	8,769,879	—	—	8,769,879
Insurance	10,946,917	—	—	10,946,917
Internet & Catalog Retail	3,307,559	—	—	3,307,559
Machinery	6,714,996	—	—	6,714,996
Media	15,705,210	—	—	15,705,210
Metals & Mining	1,501,825	—	—	1,501,825
Multiline Retail	5,037,464	—	—	5,037,464
Oil, Gas & Consumable Fuels	36,495,084	—	—	36,495,084
Paper & Forest Products	3,700,373	—	—	3,700,373
Pharmaceuticals	22,762,986	—	—	22,762,986
Professional Services	1,516,468	—	—	1,516,468
Real Estate Investment Trusts (REITs)	3,990,672	—	—	3,990,672
Road & Rail	6,680,682	—	—	6,680,682
Semiconductors & Semiconductor Equipment	2,787,994	—	—	2,787,994
Software	10,689,361	—	—	10,689,361
Specialty Retail	2,591,794	—	—	2,591,794
Technology Hardware, Storage & Peripherals	7,263,531	—	—	7,263,531
Tobacco	4,802,446	—	—	4,802,446
Total Common Stocks	$318,340,607	$5,083,547	$—	$323,424,154
Preferred Stock	—	2,478,150	—	2,478,150
Total	$318,340,607	$7,561,697	$—	$325,902,304

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the period ended October 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

175

Notes to Financial Statements (Continued)

October 31, 2014

(c)	Forward Foreign Currency Contracts

International Equities is subject to foreign currency exchange risk in the normal course of pursuing its objectives. International Equities entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract at the time of settlement date or if the fund enters into an offsetting contract before the contractual settlement date or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

International Equities’ forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts and in a schedule in the Statement of Investments,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Options

Technology & Science purchased put options on equity securities, and entered into closing transactions with respect to such options to terminate existing positions. Such put option investments are utilized to hedge against price volatility of the underlying investment. The purchase of put options serves as a short hedge.

Exchange-traded options are generally valued at the last quoted sale price or official closing price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 1 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.

The Fund effectively terminates its right under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration. If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging.

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investments, at value” and in the Statement of Operations under “Net realized gains/losses from investment transactions” and “Net change in unrealized appreciation/(depreciation) from investments.”

176

Notes to Financial Statements (Continued)

October 31, 2014

At October 31, 2014, Technology & Science had no open options contracts.

(e)	Futures Contracts

International Equities, Large Cap Core Equity, and Small Cap Core are subject to equity price risk in the normal course of pursuing their investment objectives. International Equities, Large Cap Core Equity, and Small Cap Core entered into financial futures contracts (“futures contracts”) to enable the Funds to more closely approximate the performance of their benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts and in a schedule in the Statement of Investments,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At October 31, 2014, International Equities had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of July 31 and October 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of July 31 and October 31, 2014

International Equities

		Fair Value
Assets:	Statement of Assets & Liabilities	July 31, 2014	October 31, 2014
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$299,113	$1,223,735
Total		$299,113	$1,223,735

177

Notes to Financial Statements (Continued)

October 31, 2014

Large Cap Core Equity

		Fair Value
Assets:	Statement of Assets & Liabilities	July 31, 2014	October 31, 2014
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$—	$84,733
Total		$—	$84,733

Liabilities:	Statement of Assets & Liabilities	July 31, 2014	October 31, 2014
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(32,533)	$—
Total		$(32,533)	$—

Small Cap Core

		Fair Value
Assets:	Statement of Assets & Liabilities	July 31, 2014	October 31, 2014
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$—	$120,648
Total		$—	$120,648

Liabilities:	Statement of Assets & Liabilities	July 31, 2014	October 31, 2014
Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	$(101,148)	$—
Total		$(101,148)	$—

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Periods Ended July 31 and October 31, 2014

International Equities

	Total
Realized Gain/(Loss):	July 31, 2014 (a)	October 31, 2014 (b)
Forward Foreign Currency Contracts
Currency risk	$1,262,043	$1,952,087
Futures Contracts
Equity risk	114,341	—
Total	$1,376,384	$1,952,087

178

Notes to Financial Statements (Continued)

October 31, 2014

Large Cap Core Equity

	Total
Realized Gain/(Loss):	July 31, 2014 (a)	October 31, 2014 (b)
Futures Contracts
Equity risk	$334,482	$61,359
Total	$334,482	$61,359

Small Cap Core

	Total
Realized Gain/(Loss):	July 31, 2014 (a)	October 31, 2014 (b)
Futures Contracts
Equity risk	$377,591	$(155,972)
Total	$377,591	$(155,972)
(a)	For the year ended July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Periods Ended July 31 and October 31, 2014

International Equities

	Total
Unrealized Appreciation/(Depreciation):	July 31, 2014 (a)	October 31, 2014 (b)
Forward Foreign Currency Contracts
Currency risk	$582,161	$924,622
Futures Contracts
Equity risk	(84,595)	—
Total	$497,566	$924,622

Large Cap Core Equity

	Total
Unrealized Appreciation/(Depreciation):	July 31, 2014 (a)	October 31, 2014 (b)
Futures Contracts
Equity risk	$(26,899)	$117,266
Total	$(26,899)	$117,266

179

Notes to Financial Statements (Continued)

October 31, 2014

Small Cap Core

	Total
Unrealized Appreciation/(Depreciation):	July 31, 2014 (a)	October 31, 2014 (b)
Futures Contracts
Equity risk	$(116,978)	$221,796
Total	$(116,978)	$221,796
(a)	For the year ended July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.

Information about derivative instruments reflected as of October 31, 2014 is generally indicative of the type of derivative instruments used for International Equities, Large Cap Core Equity, and Small Cap Core for the period ended October 31, 2014. The Subadviser utilizes futures contracts to equitize excess cash held by the Funds. The number of futures contracts held by the Funds as of October 31, 2014 is generally indicative of the volume for the year ended October 31, 2014.

The Subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by International Equities as of October 31, 2014 is generally indicative of the volume for the period ended October 31, 2014.

Information about derivative instruments reflected in this report as of July 31, 2014 is generally indicative of the type and volume of derivative activity for International Equities (forward foreign currency contracts), Large Cap Core Equity (futures contracts), and Small Cap Core (futures contracts) during the year ended July 31, 2014. During February and March 2014, Technology & Science held purchased options contracts with an average notional balance of $22,800. For the remainder of the year ended July 31, 2014, Technology & Science had no investments in derivatives.

During August and September 2013, International Equities held futures contracts with an average notional balance of $6,303,114. For the remainder of the year ended July 31, 2014, International Equities had no investments in futures.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help International Equities mitigate its counterparty risk, International Equities entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between International Equities and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, International Equities may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2014, Large Cap Core and Small Cap Core have entered into futures contracts. These futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, International Equities does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

180

Notes to Financial Statements (Continued)

October 31, 2014

The following tables set forth International Equities’ net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of July 31 and October 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
As of July 31, 2014
Forward Foreign Currency Contracts	$299,113	$—	$299,113
Total	$299,113	$—	$299,113
As of October 31, 2014
Forward Foreign Currency Contracts	$1,223,735	$—	$1,223,735
Total	$1,223,735	$—	$1,223,735

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
As of July 31, 2014
Brown Brothers Harriman & Co.	$299,113	$—	$—	$299,113
Total	$299,113	$—	$—	$299,113
As of October 31, 2014
Brown Brothers Harriman & Co.	$1,223,735	$—	$—	$1,223,735
Total	$1,223,735	$—	$—	$1,223,735

Amounts designated as “—” are zero.

(f)	Securities Lending

During the periods ended July 31 and October 31, 2014, Cognitive Value, International Equities, Mid Cap Growth, and Value entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33  1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives is included in calculating the Fund’s total assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. A Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Income from the securities lending program is recorded when received from the securities lending agent. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail

181

Notes to Financial Statements (Continued)

October 31, 2014

financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from September 16, 2013 through March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) began serving as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

For the period from September 16, 2013 through March 31, 2014, in the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified the Fund by purchasing replacement securities at its expense, or would pay the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, in the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At October 31, 2014, the BBH Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2014, Value had no portfolio securities on loan.

(g)	Joint Repurchase Agreements

For the period ended October 31, 2014, Cognitive Value, International Equities, Mid Cap Growth, and Value, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

At October 31, 2014, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $171,201,142, collateralized by U.S. Treasury Notes, 0.25%—1.25%, maturing 11/30/15 — 11/30/18; total market value $174,624,000.

182

Notes to Financial Statements (Continued)

October 31, 2014

At October 31, 2014, the Funds’ investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repurchase agreement was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Cognitive Value	Royal Bank of Canada	$640,553	$—	$640,553	$(640,553)	$—
International Equities	Royal Bank of Canada	5,627,644	—	5,627,644	(5,627,644)	—
Mid Cap Growth	Royal Bank of Canada	5,255,335	—	5,255,335	(5,255,335)	—

Amounts designated as “—” are zero.

*	At October 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repurchase agreement and related collateral.

At October 31, 2014, Value held no repurchase agreements.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

183

Notes to Financial Statements (Continued)

October 31, 2014

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to capital loss carryforward expirations, foreign currency gains and losses, net operating losses not utilized, non- REIT returns of capital dividends and reclassifications, partnership distributions, passive foreign investment company gain/loss on sales, and paydown losses. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the period ended October 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Emerging Markets	$(5,749)	$(54,186)	$59,935
International Equities	—	2,005,201	(2,005,201)
Mid Cap Growth	(7,605,721)	7,605,721	—
Small Cap Growth	(1,342,820)	—	1,342,820
Balanced	—	2,957	(2,957)
Large Cap Core Equity	—	(3,819)	3,819
Small Cap Core	(341,233)	341,233	—
Value	(1,833,373)	(33,227)	1,866,600

Amounts designated as “—” are zero or have been rounded to zero.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign

184

Notes to Financial Statements (Continued)

October 31, 2014

jurisdictions in which they invest. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Effective September 16, 2013, under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2014, the subadvisers for each Fund are as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc.
Emerging Markets	Bailard, Inc.
International Equities	Bailard, Inc.
Technology & Science	Bailard, Inc.
Mid Cap Growth	Geneva Capital Management Ltd.
Small Cap Growth	Geneva Capital Management Ltd.
Balanced	HighMark Capital Management, Inc. (“HighMark”)
Large Cap Core Equity	HighMark
Large Cap Growth	HighMark
Small Cap Core	HighMark
Value	HighMark

Effective September 16, 2013, under the terms of the Investment Advisory Agreement, each Fund pays an investment advisory fee to NFA under an agreement that is based on that Fund’s average daily net assets. During the periods ended July 31 and October 31, 2014, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	On $500 million and more	0.70%
Emerging Markets (a)	Up to $200 million	1.00%
	On $200 million and more	0.97%
International Equities	Up to $1 billion	0.75%
	On $1 billion and more	0.70%

185

Notes to Financial Statements (Continued)

October 31, 2014

Fund	Fee Schedule	Advisory Fee (annual rate)
Technology & Science	Up to $500 million	0.75%
	On $500 million up to $1 billion	0.70%
	On $1 billion and more	0.65%
Mid Cap Growth	Up to $250 million	0.75%
	On $250 million up to $500 million	0.70%
	On $500 million and more	0.65%
Small Cap Growth	Up to $250 million	1.00%
	On $250 million up to $500 million	0.95%
	On $500 million and more	0.90%
Balanced	All Assets	0.60%
Large Cap Core Equity
Large Cap Growth
Value
Small Cap Core	All Assets	0.95%
(a)	—The Fund commenced operations on April 1, 2014. As such, the Fund did not pay any investment advisory fees to HighMark.

In addition, for the period from August 1, 2013 through September 15, 2013, each Predecessor Fund paid an investment advisory fee to HighMark under a similar agreement that is based on the Predecessor Fund’s average daily net assets.

For the year and periods ended July 31 and October 31, 2014, the effective advisory fee rates were as follows:

	Effective Advisory Fee Rates
Fund	Period Ended July 31, 2014 (a)	Year Ended July 31, 2014	Periods Ended October 31, 2014
Cognitive Value	0.75%	0.75%	0.75	%(b)
Emerging Markets	N/A	N/A	0.99	(c)
International Equities	0.75	0.75	0.75	(b)
Technology & Science	0.75	0.75	0.75	(b)
Mid Cap Growth	0.67	0.67	0.68	(b)
Small Cap Growth	1.00	1.00	1.00	(b)
Balanced	0.60	0.60	0.60	(b)
Large Cap Core Equity	0.60	0.60	0.60	(b)
Large Cap Growth	0.60	0.60	0.60	(b)
Small Cap Core	0.95	0.95	0.95	(b)
Value	0.60	0.60	0.60	(b)
N/A—Not	Applicable.
(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.
(c)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

186

Notes to Financial Statements (Continued)

October 31, 2014

For the periods ended July 31 and October 31, 2014, the Funds paid investment advisory fees to NFA in the amounts listed below.

	Amount
Fund	Period Ended July 31, 2014 (a)	Period Ended October 31, 2014
Cognitive Value	$698,862	$192,293	(b)
Emerging Markets	N/A	185,645	(c)
International Equities	1,647,720	492,974	(b)
Technology & Science	657,983	193,782	(b)
Mid Cap Growth	8,942,907	2,337,716	(b)
Small Cap Growth	1,257,013	365,156	(b)
Balanced	160,265	38,451	(b)
Large Cap Core Equity	320,270	98,295	(b)
Large Cap Growth	361,449	74,306	(b)
Small Cap Core	670,692	206,793	(b)
Value	1,817,262	504,109	(b)
(a)	For the period from September 16, 2013 through July 31, 2014
(b)	For the period from August 1, 2014 through October 31, 2014.
(c)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

From these fees, pursuant to the subadvisory agreements, NFA paid fees to the unaffiliated subadvisers.

Prior to September 16, 2013, the Predecessor Funds were managed by, and paid investment advisory fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds paid investment advisory fees to HighMark in the amounts listed below.

Fund	Amount
Cognitive Value	$89,546
International Equities	205,895
Technology & Science	85,794
Mid Cap Growth	1,197,657
Small Cap Growth	141,432
Balanced	25,256
Large Cap Core Equity	45,006
Large Cap Growth	54,317
Small Cap Core	86,623
Value	261,016

Effective September 16, 2013, the Nationwide HighMark Funds have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by

187

Notes to Financial Statements (Continued)

October 31, 2014

a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts until November 30, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class	Class U	Class M
Cognitive Value	1.47%	2.07%	1.22%	1.07%	N/A	1.07%
International Equities	1.42	2.10	1.27	1.10	N/A	1.10
Technology & Science	1.45	2.05	1.20	1.05	N/A	1.05
Mid Cap Growth	1.38	1.98	1.13	0.98	N/A	N/A
Small Cap Growth	1.62	2.22	1.37	1.22	N/A	N/A
Balanced	1.24	1.84	0.99	0.84	N/A	N/A
Large Cap Core Equity	1.22	1.82	0.97	0.82	N/A	N/A
Large Cap Growth	1.27	1.87	1.02	0.87	N/A	N/A
Small Cap Core	1.62	2.22	1.37	1.22	N/A	N/A
Value	1.25	1.85	1.00	0.85	0.87%	N/A

The Trust and NFA have entered into a written Expense Limitation Agreement that limits Emerging Market’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 1.10% until November 30, 2015.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Period Ended July 31, 2014 (a)	Period Ended October 31, 2014		Total
Cognitive Value	$—	$8,533	(b)	$8,533
Emerging Markets	N/A	154,262	(c)	154,262
International Equities	—	—	(b)	—
Technology & Science	—	6,838	(b)	6,838
Mid Cap Growth	—	—	(b)	—
Small Cap Growth	3,329	10,276	(b)	13,605
Balanced	141,707	76,752	(b)	218,459
Large Cap Core Equity	30,107	22,684	(b)	52,791
Large Cap Growth	45,495	46,889	(b)	92,384
Small Cap Core	2,303	3,358	(b)	5,661
Value	—	—	(b)	—
N/A—Not	Applicable.

188

Notes to Financial Statements (Continued)

October 31, 2014

Amounts	designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.
(c)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

During the period ended October 31, 2014, no amounts were reimbursed to NFA by the Funds pursuant to the Expense Limitation Agreement.

During the period from September 16, 2013 through July 31, 2014, no amounts were reimbursed to NFA by the Nationwide HighMark Funds pursuant to the Expense Limitation Agreement.

Prior to September 16, 2013, for the Predecessor Funds, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Funds in order to limit the Funds from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Cognitive Value	$3,943
International Equities	5,050
Technology & Science	5,440
Mid Cap Growth	—
Small Cap Growth	20,201
Balanced	16,650
Large Cap Core Equity	16,069
Large Cap Growth	14,544
Small Cap Core	9,447
Value	18,823
Amount	designated as “—” is zero or has been rounded to zero.

Prior to September 16, 2013, the Predecessor Funds were subject to a recoupment plan under HighMark (“Predecessor Plan”). Under the Predecessor Plan, HighMark was able to recoup from the Funds any of the fees and expenses it waived until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurred, subject to certain limitations. For the period from August 1, 2013 through September 15, 2013, HighMark Geneva Mid Cap Growth Fund reimbursed $45,468 to HighMark for fees or expenses waived in prior years. Effective September 16, 2013, the Predecessor Plan was terminated.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

189

Notes to Financial Statements (Continued)

October 31, 2014

For the periods ended July 31 and October 31, 2014, NFM earned $1,671,282 and $394,374, respectively, in fees from the Funds, excluding Emerging Markets, under the Joint Fund Administration and Transfer Agency Agreement. For the period April 1, 2014 through October 31, 2014, NFM earned $34,186 in fees from Emerging Markets, under the Joint Fund Administration and Transfer Agency Agreement.

Prior to September 16, 2013, the Predecessor Funds were series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the HighMark Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each HighMark Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Predecessor Funds in the amounts listed below.

Fund	Amount
Cognitive Value	$21,782
International Equities	47,839
Technology & Science	20,469
Mid Cap Growth	361,349
Small Cap Growth	30,489
Balanced	10,030
Large Cap Core Equity	16,259
Large Cap Growth	20,555
Small Cap Core	17,238
Value	84,464

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended October 31, 2014, the Funds’ aggregate portion of such costs amounted to $1,316. For the period from September 16, 2013 through July 31, 2014, the Nationwide HighMark Funds aggregate portion of such costs amounted to $4,944. For the period from August 1, 2013, through September 15, 2013, the Predecessor Funds paid $16,145 to HighMark under a similar agreement.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

—	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)
—	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

190

Notes to Financial Statements (Continued)

October 31, 2014

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Predecessor Funds were parties to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 1.00% of the daily net assets attributable to each Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds paid distribution fees to the Distributor in the amounts listed below.

Fund	Amount
Cognitive Value	$1,042
International Equities	2,828
Technology & Science	982
Mid Cap Growth	275,112
Small Cap Growth	23,357
Balanced	9,780
Large Cap Core Equity	4,280
Large Cap Growth	9,092
Small Cap Core	9,038
Value	33,473

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges ranged from 0.00% to 5.75% based on the amount of the purchase. For the period ended October 31, 2014, the Funds imposed front-end sales charges of $61,878. For the period from September 16, 2013 through July 31, 2014, the Nationwide HighMark Funds imposed front-end sales charges of $580,504. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed front-end sales charges of $67,308.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Class A and Class C CDSCs were 1.00% for the Funds. For the period ended October 31, 2014, the Funds imposed CDSCs of $1,737. For the period from September 16, 2013 through July 31, 2014 the Nationwide HighMark Funds imposed CDSCs of $8,320. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed CDSCs of $1,411. A Fund may retain all or a portion of the sales charges.

A Fund may retain all or a portion of the sales charges.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional

191

Notes to Financial Statements (Continued)

October 31, 2014

Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

Prior to September 16, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary, Class A or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class of shares of the Predecessor Funds. The service providers had agreed to waive a portion of their fees for certain classes of the Predecessor Funds for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

For the period ended October 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Institutional Service Class
Cognitive Value	0.02%	N/A	0.01%
Emerging Markets	0.25	0.24%	0.25
International Equities	0.04	0.09	0.03
Technology & Science	0.13	0.09	0.17
Mid Cap Growth	0.17	0.09	0.05
Small Cap Growth	0.13	0.08	0.09
Balanced	0.02	0.08	0.23
Large Cap Core Equity	0.13	0.06	—
Large Cap Growth	0.08	0.04	0.11
Small Cap Core	0.08	0.09	—
Value	0.03	0.06	0.03
Amounts	designated as “—” are zero or have been rounded to zero.

For the year ended July 31, 2014, the effective rates for administrative services fees net of waivers of the Nationwide HighMark Funds were as follows for:

Fund	Class A	Class B (a)	Class C	Institutional Service Class (b)
Cognitive Value	0.11%	N/A	—%	0.13%
International Equities	0.13	N/A	0.04	0.13
Technology & Science	0.14	N/A	0.06	0.18
Mid Cap Growth	0.16	0.25%	0.03	0.14
Small Cap Growth	0.13	N/A	0.03	0.09
Balanced	0.09	0.26	0.02	0.17
Large Cap Core Equity	0.13	N/A	0.03	0.09
Large Cap Growth	0.10	0.25	0.02	0.14
Small Cap Core	0.10	N/A	0.03	0.08
Value	0.14	0.25	0.02	0.14
N/A—Not	Applicable.

Amounts	designated as “—” are zero or have been rounded to zero.

(a)	For the period August 1, 2013 through September 15, 2013.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

192

Notes to Financial Statements (Continued)

October 31, 2014

During the period from September 16, 2013 through July 31, 2014 the Nationwide HighMark Funds effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Institutional Service Class
Cognitive Value	0.11%	—%	0.12%
International Equities	0.14	0.04	0.12
Technology & Science	0.13	0.07	0.19
Mid Cap Growth	0.17	0.03	0.14
Small Cap Growth	0.12	0.03	0.08
Balanced	0.08	0.02	0.17
Large Cap Core Equity	0.13	0.04	0.08
Large Cap Growth	0.09	0.02	0.13
Small Cap Core	0.09	0.03	0.08
Value	0.13	0.03	0.14
Amount	designated as “—” is zero or has been rounded to zero.

For the periods ended July 31 and October 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

	Amount
Fund	Period Ended July 31, 2014 (a)	Period Ended October 31, 2014
Cognitive Value	$2,745	$81	(b)
Emerging Markets	N/A	121	(c)
International Equities	85,865	6,730	(b)
Technology & Science	4,539	1,412	(b)
Mid Cap Growth	1,856,733	325,391	(b)
Small Cap Growth	106,672	35,712	(b)
Balanced	29,838	6,766	(b)
Large Cap Core Equity	46,072	4,336	(b)
Large Cap Growth	71,764	11,827	(b)
Small Cap Core	53,284	4,057	(b)
Value	253,286	15,988	(b)
N/A—Not	Applicable.
(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.
(c)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

193

Notes to Financial Statements (Continued)

October 31, 2014

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amounts in administrative servicing fees, net of waivers, from the Predecessor Funds.

Fund	Amount
Cognitive Value	$564
International Equities	11,863
Technology & Science	573
Mid Cap Growth	247,359
Small Cap Growth	18,877
Balanced	5,387
Large Cap Core Equity	11,066
Large Cap Growth	13,112
Small Cap Core	12,857
Value	41,308

As of October 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.01%
Emerging Markets	3.00
International Equities	—
Technology & Science	0.01
Mid Cap Growth	—
Small Cap Growth	—
Balanced	0.05
Large Cap Core Equity	0.02
Large Cap Growth	0.06
Small Cap Core	0.01
Value	—
Amounts	designated as “—” are zero or have been rounded to zero.

4.  Redemption Fees

Effective September 16, 2013, the Nationwide HighMark Funds do not impose redemption fees.

Prior to September 16, 2013, certain Predecessor Funds imposed 2.00% redemption and exchange fees 30 days or less after purchase, and were designed to discourage short-term trading. A Fund’s redemption fees are allocated to all classes in that Fund based on relative net assets and are included in proceeds from shares issued on the Statements of Changes in Net Assets. For the period from August 1, 2013 through September 15, 2013, Cognitive Value imposed redemption fees of $3.

For the year ended July 31, 2013, Cognitive Value, International Equities, Small Cap Growth, and Small Cap Core imposed redemption fees of $801, $124, $1,503 and $192, respectively.

194

Notes to Financial Statements (Continued)

October 31, 2014

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Funds have been added to the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) renewed credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. At July 31 and October 31, 2014 the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the period ended October 31, 2014, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Cognitive Value	$79,495,737	$92,266,810
Emerging Markets(a)	50,664,849	17,787,850
International Equities	87,261,157	80,027,211
Technology & Science	7,829,455	8,849,434
Mid Cap Growth	69,286,477	292,061,662
Small Cap Growth	16,030,549	10,692,837
Balanced	1,731,179	12,167,958
Large Cap Core Equity	7,349,601	6,589,873
Large Cap Growth	1,925,512	19,569,360
Small Cap Core	8,773,871	8,718,341
Value	52,929,796	63,758,191
(a)	For the period from April 1, 2014 (commencement of operations) through April 30, 2014.

For the period ended October 31, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Balanced(a)	$615,258	$1,882,449
(a)	For the period from August 1, 2014 through October 31, 2014.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

195

Notes to Financial Statements (Continued)

October 31, 2014

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust invests through an omnibus account at BBH cash collateral received from securities lending on a daily basis in the Fidelity Institutional Money Market Fund, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Institutional Money Market Fund, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

196

Notes to Financial Statements (Continued)

October 31, 2014

10.  Other

As of October 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	68.30%	2
Emerging Markets	77.62	2
International Equities	65.37	3
Technology & Science	68.00	2
Mid Cap Growth	29.25	2
Small Cap Growth	41.95	2
Balanced	56.48	3
Large Cap Core Equity	72.32	2
Large Cap Growth	54.36	2
Small Cap Core	60.44	2
Value	62.04	3

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of a Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in a Fund’s Statement of Operations. For the period ended October 31, 2014, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value(a)	$—
Emerging Markets(b)	—
International Equities(a)	—
Technology & Science(a)	—
Mid Cap Growth(a)	61,910
Small Cap Growth(a)	3,767
Balanced(a)	2,007
Large Cap Core Equity(a)	3,781
Large Cap Growth(a)	6,404
Small Cap Core(a)	706
Value(a)	13,198
Amounts	designated as “—” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

197

Notes to Financial Statements (Continued)

October 31, 2014

12.  Reorganization

The Nationwide HighMark Funds commenced operations on September 16, 2013 as a result of a tax free reorganization in which each Nationwide HighMark Fund acquired all of the assets, subject to all liabilities and obligations, of the Predecessor Fund. Class A and Class B, Class C, Class M, Class U and Fiduciary shareholders of each Predecessor Fund received Class A, Class C, Class M, Class U and Institutional Service Class shares, respectively, of the Nationwide HighMark Funds with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the respective Predecessor Funds immediately prior to the reorganization. Each Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Nationwide HighMark Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in Nationwide HighMark Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the Nationwide HighMark Fund as noted below:

Fund/Class	Shares	Value
Cognitive Value
Class A	79,122	$1,160,869
Class C	38,504	548,477
Class M	6,178,315	90,565,455
Institutional Service Class*	123,558	1,810,376
International Equities
Class A	552,960	4,230,036
Class C	163,235	1,239,920
Class M	20,228,917	154,593,432
Institutional Service Class*	8,207,651	62,668,697
Technology & Science
Class A	115,935	1,609,414
Class C	30,615	407,158
Class M	6,212,912	88,795,564
Institutional Service Class*	98,988	1,411,690
Mid Cap Growth
Class A	16,855,620	486,466,686
Class B**	77,898	2,015,420
Class C	3,789,488	99,286,490
Institutional Service Class*	29,120,415	850,380,173
Small Cap Growth
Class A	618,599	25,816,384
Class C	315,334	12,816,312
Institutional Service Class*	1,854,739	78,316,905
Balanced
Class A	737,766	11,611,484
Class B**	964	15,113
Class C	317,473	4,960,134
Institutional Service Class*	1,087,608	17,164,629

198

Notes to Financial Statements (Continued)

October 31, 2014

Fund/Class	Shares	Value
Large Cap Core Equity
Class A	864,698	$9,866,895
Class C	88,963	986,061
Institutional Service Class*	4,076,059	46,641,531
Large Cap Growth
Class A	1,307,603	16,687,369
Class B**	35,603	420,647
Class C	237,559	2,780,058
Institutional Service Class*	3,946,704	51,337,939
Small Cap Core
Class A	448,487	11,344,436
Class C	179,874	4,387,651
Institutional Service Class*	2,146,106	55,026,803
Value
Class A	4,833,319	88,889,092
Class B**	45,886	822,074
Class C	213,293	3,800,477
Class U	6,759,747	124,831,564
Institutional Service Class*	6,788,513	125,287,440

*	Effective September 16, 2013, Fiduciary shares were renamed Institutional Service Class Shares.

**	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

13.  Federal Tax Information

The tax character of distributions paid during the period ended October 31, 2014 was as follows:

Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value(a)	$—	$—	$—	$—	$—
Emerging Markets(b)	—	—	—	—	—
Technology & Science(a)	—	—	—	—	—
International Equities(a)	—	—	—	—	—
Mid Cap Growth(a)	—	—	—	—	—
Small Cap Growth(a)	—	—	—	—	—
Balanced(a)	35,575	—	35,575	—	35,575
Large Cap Core Equity(a)	—	—	—	—	—
Large Cap Growth(a)	—	—	—	—	—
Small Cap Core(a)	—	—	—	—	—
Value(a)	189,254	—	189,254	—	189,254
Amounts	designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

199

Notes to Financial Statements (Continued)

October 31, 2014

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$13,491,147	$8,459,332	$21,950,479	$—	$21,950,479
International Equities	5,269,320	—	5,269,320	—	5,269,320
Technology & Science	202,180	—	202,180	—	202,180
Mid Cap Growth	—	77,070,924	77,070,924	—	77,070,924
Small Cap Growth	538,446	3,615,919	4,154,365	—	4,154,365
Balanced	247,056	2,455,162	2,702,218	—	2,702,218
Large Cap Core Equity	291,547	—	291,547	—	291,547
Large Cap Growth	605,246	736,508	1,341,754	—	1,341,754
Small Cap Core	—	—	—	—	—
Value	17,231,369	51,372,981	68,604,350	—	68,604,350
Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$1,017,845	$—	$1,017,845	$—	$1,017,845
International Equities	3,880,950	—	3,880,950	—	3,880,950
Technology & Science	—	—	—	—	—
Mid Cap Growth	—	18,413,894	18,413,894	—	18,413,894
Small Cap Growth	—	2,444,342	2,444,342	—	2,444,342
Balanced	361,070	703,108	1,064,178	—	1,064,178
Large Cap Core Equity	835,360	—	835,360	—	835,360
Large Cap Growth	301,369	—	301,369	—	301,369
Small Cap Core	18,837	—	18,837	—	18,837
Value	4,255,122	28,131,157	32,386,279	—	32,386,279
Amounts	designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

200

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Cognitive Value	$7,705,387	$2,544,462	$10,249,849	$—	$—	$5,974,459	$16,224,308
Emerging Markets	396,843	—	396,843	—	(428,947)	1,611,473	1,579,369
International Equities	10,621,728	—	10,621,728	—	(21,266,768)	27,975,795	17,330,755
Technology & Science	31,989	9,194,012	9,226,001	—	—	47,980,018	57,206,019
Mid Cap Growth	—	179,755,176	179,755,176	—	—	276,466,623	456,221,799
Small Cap Growth	—	8,840,309	8,840,309	—	—	23,494,045	32,334,354
Balanced	210,751	3,332,014	3,542,765	—	—	2,999,692	6,542,457
Large Cap Core Equity	905,067	1,627,194	2,532,261	—	—	13,742,654	16,274,915
Large Cap Growth	944,677	16,574,579	17,519,256	—	—	10,343,483	27,862,739
Small Cap Core	—	—	—	—	(13,394,445)	19,817,568	6,423,123
Value	7,597,101	32,310,763	39,907,864	—	(4,324,316)	30,921,331	66,504,879

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of October 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$86,694,173	$7,458,657	$(1,484,198)	$5,974,459
Emerging Markets	32,445,827	2,953,844	(1,314,176)	1,639,668
International Equities	234,179,560	37,601,469	(9,432,324)	28,169,145
Technology & Science	57,401,874	48,594,352	(614,334)	47,980,018
Mid Cap Growth	1,029,836,358	299,154,670	(22,688,047)	276,466,623
Small Cap Growth	129,566,471	29,452,113	(5,958,068)	23,494,045
Balanced	18,313,483	3,179,938	(180,246)	2,999,692
Large Cap Core Equity	50,349,233	14,678,042	(935,388)	13,742,654
Large Cap Growth	33,190,391	10,569,353	(225,870)	10,343,483
Small Cap Core	68,300,922	22,121,859	(2,304,291)	19,817,568
Value	294,976,346	37,138,744	(6,212,786)	30,925,958

As of October 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

201

Notes to Financial Statements (Continued)

October 31, 2014

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Emerging Markets(a)	$428,927	Unlimited
International Equities	21,266,768	2017
Small Cap Core	8,196,732	2016
Small Cap Core*	5,197,714	2017
Value*	2,162,158	2015
Value*	2,162,158	2016
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

(a)	Fund commenced operations on April 1, 2014.

During the period ended October 31, 2014, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
International Equities	$2,776,536	$—
Small Cap Core	2,160,613	—
Value	611,125	1,833,373
Amounts	designated as “—” are zero or have rounded to zero.

14.  Subsequent Events

On or about January 2, 2015, Class U shares of Value will be redeemed in their entirety. Class U shares will no longer be offered by Value after the redemption.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

202

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bailard Emerging Markets Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth fund, Nationwide Small Cap Growth Fund, Nationwide Highmark Balanced Fund, Nationwide Highmark Large Cap Core Equity Fund, Nationwide Highmark Large Cap Growth Fund, Nationwide Highmark Small Cap Core Fund and Nationwide Highmark Value Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The statements of changes in net assets and the financial highlights of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard International Equities Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Balanced Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund, Nationwide HighMark Small Cap Core Fund and Nationwide HighMark Value Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

203

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Balanced	99.70%
Value	49.11

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Equities	$1,677,261	$0.0525
Emerging Markets	655,380	0.1989

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Equities	$192,013	$0.0060
Emerging Markets	57,899	0.0176

204

Supplemental Information (Continued)

October 31, 2014 (Unaudited)

Nationwide Geneva Mid Cap Growth Fund and Nationwide Geneva Small Cap Growth Fund — Approval of New Subadvisory Agreements

At an in-person meeting of the Board of Trustees held on September 10, 2014, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Geneva Mid Cap Growth Fund and the Nationwide Geneva Small Cap Growth Fund (the “Funds”), new investment subadvisory agreements with Geneva Capital Management Ltd. (“Geneva”) (the “New Subadvisory Agreements”). The Trustees considered the New Subadvisory Agreements in anticipation of the purchase of Geneva, the existing subadviser to the Funds, by Henderson Global Investors (North America) Inc. (“Henderson”) that was expected to occur on October 1, 2014, and that was expected to result in a change of control of Geneva. The Trustees were provided with materials relating to the change of control of Geneva in advance of the meeting. The Trustees considered statements by NFA to the effect that the change of control was not expected to have any substantial effect on the nature or quality of the services provided by Geneva, the identities of the persons responsible for the portfolio management of the Funds, or the compliance function at the firm. The Trustees also considered statements by NFA to the effect that the transaction had been structured to provide incentives to Geneva’s principals to remain with the firm. On the basis of this and other information provided at the meeting, the Trustee’s unanimously approved the New Subadvisory Agreements on substantially the same terms as the subadvisory agreements that would be terminated as a result of the change of control.

205

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

206

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

207

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

208

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

209

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

210

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

211

Market Index Definitions (con’t.)

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

212

Market Index Definitions (con’t.)

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

213

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

214

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

215

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014

AR-CEQ 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Government Bond Fund

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

Economic Review (Con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2014, the Nationwide Bond Fund (Institutional Service Class) returned 4.36% versus 4.14% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 193 funds as of October 31, 2014) was 5.57% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several themes converged to create volatility in the capital markets during the reporting period. Geopolitical events, including the continued confrontation in Ukraine, surging conflicts in the Middle East and the civil unrest in Hong Kong, created uncertainty and at times significant market movement.

In the United States, a centerpiece of the Federal Reserve’s strategy had been monthly open-market purchases of government and federal Agency securities in an effort to hold interest rates low to stimulate the economy. That program concluded as anticipated in October 2014, after a gradual winding down of monthly bond purchases. Fed-controlled short-term rates remained low as the market focus shifted in anticipation of when the Fed would begin tightening monetary policy. The collapse of commodity prices, particularly in the energy sector, resulted in reduced inflationary pressure as the reporting period progressed. This softened inflationary environment, when combined with persistently less than full employment participation rates, potentially lengthened the time until the Fed would begin to tighten monetary policy.

Geopolitical influences on the capital markets tend to be short lived, with business cycle, fundamental and technical factors ultimately driving the value of assets. Against this backdrop, throughout the entire reporting period, the environment was favorable for credit assets such as investment-grade corporate bonds and certain structured assets, such as residential and commercial mortgage-backed securities.

The portfolio’s overweight positions in investment-grade corporate bonds, high-yield bonds and commercial mortgage-backed securities (CMBS) during the reporting period contributed positively to Fund performance relative to the benchmark, driven by favorable underlying fundamentals, technical factors and the business cycle. During the reporting period, corporate earnings generally were strong and demand for new corporate debt issuance remained healthy. The Fund’s out-of-benchmark position in non-Agency mortgage-backed securities also contributed positively to Fund performance during the reporting period. The Fund’s metals and mining holdings performed well during the reporting period. Bank bond holdings also performed well for the reporting period as banks began to put large legal settlements behind them.

Within the credit sector, oilfield services bonds performed well early in the reporting period but weakened (credit spreads widened) at the end of the reporting period on a decline in offshore rig day rates and the decline in oil prices. Oilfield services bonds represented the worst-performing credit sector for the Fund during the reporting period. The portfolio’s positions in government securities and Agency mortgage-backed securities detracted from Fund performance during the reporting period.

The portfolio duration remained shorter than that of the benchmark during the reporting period on the expectation of gradually rising rates, detracting from relative Fund performance.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default) and foreign securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•	The Nationwide Bond Fund (Institutional Service Class) returned 4.36% during the reporting period, outperforming the benchmark by 0.22% and underperforming the Lipper peer category median by 1.21%

•

The portfolio’s overweight positions in investment-grade corporate bonds, high-yield bonds and commercial mortgage-backed securities (CMBS) contributed positively to Fund performance relative to the benchmark during the reporting period

•	The portfolio duration remained shorter than that of the benchmark during the reporting period on the expectation of gradually rising rates, detracting from relative Fund performance

Asset Allocation†

Corporate Bonds	63.6%
Commercial Mortgage Backed Securities	12.3%
U.S. Treasury Notes	8.8%
Collateralized Mortgage Obligations	5.3%
U.S. Government Mortgage Backed Agencies	3.9%
Municipal Bonds	3.1%
Yankee Dollar	1.0%
Asset-Backed Securities	0.6%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	11.8%
Banks	9.6%
Gas Utilities	4.6%
Insurance	4.6%
Diversified Financial Services	4.3%
Metals & Mining	3.5%
Airlines	2.9%
Food Products	2.9%
Diversified Telecommunication Services	2.1%
Real Estate Investment Trusts (REITs)	1.8%
Other Industries	51.9%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.38%, 07/31/18	4.1%
U.S. Treasury Inflation Indexed Notes, 2.13%, 01/15/19	3.3%
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	3.0%
JPMorgan Chase Commercial Mortgage Securities Corp., 3.34%, 07/15/46	2.8%
Federal National Mortgage Association Pool, 6.62%, 06/01/16	2.3%
Transocean, Inc., 6.38%, 12/15/21	2.1%
Federal National Mortgage Association REMICS, 5.50%, 05/25/23	2.0%
Eaton Corp., 8.88%, 06/15/19	1.7%
Pride International, Inc., 6.88%, 08/15/20	1.6%
Highwoods Realty LP, 5.85%, 03/15/17	1.5%
Other Holdings	75.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	4.21%	5.24%	4.87%	–
	w/SC2	1.84%	4.32%	4.42%	–
Class C	w/o SC1	3.32%	4.50%	4.16%	–
	w/SC3	2.32%	4.50%	4.16%	–
Class R4,5		3.79%	4.93%	4.59%	–
Institutional Service Class[6]	w/o SC1	4.36%	5.50%	5.15%	–
	w/SC7	4.36%	4.54%	4.67%	–
Institutional Class[4]		4.51%	–	–	2.43%	[8]
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% frontend sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares.

[8]	Since inception date of December 6, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.20%	0.88%
Class C	1.97%	1.65%
Class R	1.51%	1.19%
Institutional Service Class	0.91%	0.59%
Institutional Class	0.87%	0.55%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,014.80	4.27	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.97	4.28	0.84
Class C Shares	Actual	(a)	1,000.00	1,010.80	8.21	1.62
	Hypothetical	(a)(b)	1,000.00	1,017.04	8.24	1.62
Class R Shares(c)	Actual	(a)	1,000.00	1,013.00	5.99	1.18
	Hypothetical	(a)(b)	1,000.00	1,019.26	6.01	1.18
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.00	3.05	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60
Institutional Class Shares	Actual	(a)	1,000.00	1,016.20	2.80	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.80	0.55

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

October 31, 2014

Nationwide Bond Fund

Asset-Backed Securities 0.6%

	Principal Amount	Market Value

Other 0.6%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$336,915	$341,712
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	68,214	68,568

Total Asset-Backed Securities (cost $405,127)		410,280

Collateralized Mortgage Obligations 5.3%
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	183,140	186,832
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	626,800	542,468
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	226,285	209,541
Federal National Mortgage Association REMICS Series 2003-33, Class LB, 5.50%, 05/25/23	1,339,485	1,462,459
Series 2009-42, Class AP, 4.50%, 03/25/39	840,699	903,240
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	629,388	582,972
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	3,665	3,657

Total Collateralized Mortgage Obligations (cost $3,840,194)		3,891,169

Commercial Mortgage Backed Securities 12.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM, 5.18%, 09/10/47 (a)	1,000,000	1,039,224
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.71%, 12/10/49 (a)	1,000,000	1,004,971
Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class B, 1.75%, 02/13/32 (a)(c)	1,000,000	1,001,742
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3, 5.69%, 09/15/40 (a)	779,057	780,363

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 03/10/39	$2,000,000	$2,151,732
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM, 5.59%, 11/10/39	1,000,000	1,071,733
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2, 3.34%, 07/15/46 (c)	1,974,913	2,037,779

Total Commercial Mortgage Backed Securities (cost $9,093,988)		9,087,544

Corporate Bonds 63.6%
Airlines 2.9%
American Airlines Pass Through Trust, Series 2013-2, Class B, 5.60%, 01/15/22 (c)	938,287	960,571
British Airways PLC, Series 2013-1, Class B, 5.63%, 12/20/21 (c)	973,543	1,041,182
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 07/02/18	109,083	114,428

		2,116,181

Banks 9.4%
Bank of America Corp., 4.20%, 08/26/24	1,000,000	1,003,520
Bank of America NA, 6.10%, 06/15/17	750,000	832,016
CoBank ACB, 7.88%, 04/16/18 (c)	850,000	996,897
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.75%, 12/01/43	600,000	697,199
HSBC Holdings PLC, 5.25%, 03/14/44	750,000	815,308
Huntington Bancshares, Inc., 7.00%, 12/15/20	500,000	600,985
JPMorgan Chase & Co., 7.90%, 04/30/18 (d)	1,000,000	1,085,000
Sovereign Bank, 8.75%, 05/30/18	750,000	907,659

		6,938,584

Biotechnology 0.9%
Celgene Corp., 4.63%, 05/15/44	650,000	664,261

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 1.2%
FMR LLC, 7.49%, 06/15/19 (c)	$750,000	$905,822

Commercial Services & Supplies 0.3%
Clean Harbors, Inc., 5.13%, 06/01/21	200,000	203,500

Diversified Financial Services 4.2%
General Electric Capital Corp., 5.30%, 02/11/21	500,000	567,206
4.65%, 10/17/21	750,000	835,799
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (c)	1,000,000	1,039,790
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	658,418

		3,101,213

Diversified Telecommunication Services 2.1%
Qwest Corp., 6.88%, 09/15/33	1,000,000	1,008,750
Verizon Communications, Inc., 5.15%, 09/15/23	500,000	555,712

		1,564,462

Electric Utilities 1.5%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,078,152

Energy Equipment & Services 0.8%
Weatherford International Ltd., 6.75%, 09/15/40	500,000	575,001

Food & Staples Retailing 1.4%
CVS Pass-Through Trust, 6.94%, 01/10/30	834,074	1,004,070

Food Products 2.8%
ConAgra Foods, Inc., 4.95%, 08/15/20	750,000	829,945
HJ Heinz Co., 4.25%, 10/15/20	200,000	202,500
Post Holdings, Inc., 6.75%, 12/01/21 (c)	200,000	200,000
Tyson Foods, Inc., 2.65%, 08/15/19	850,000	856,826

		2,089,271

Gas Utilities 4.6%
Boardwalk Pipelines LP, 5.75%, 09/15/19	750,000	819,878
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	1,000,000	998,936

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	$1,000,000	$1,000,000
Spectra Energy Partners LP, 4.60%, 06/15/21	500,000	545,278

		3,364,092

Health Care Providers & Services 1.5%
Express Scripts Holding Co., 4.75%, 11/15/21	500,000	549,572
Hospira, Inc., 6.05%, 03/30/17	500,000	546,850

		1,096,422

Industrial Conglomerates 1.7%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,233,696

Information Technology Services 0.3%
Audatex North America, Inc., 6.00%, 06/15/21 (c)	200,000	211,250

Insurance 4.5%
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	750,000	791,927
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (c)	850,000	918,058
Oil Insurance Ltd., 3.22%, 12/04/14 (c)(d)	1,000,000	925,000
TIAA Asset Management Finance Co. LLC, 4.13%, 11/01/24 (c)	700,000	703,970

		3,338,955

Metals & Mining 3.5%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	695,541
Barrick Gold Corp., 6.95%, 04/01/19	750,000	864,676
Freeport-McMoRan Copper & Gold, Inc., 3.10%, 03/15/20	1,000,000	997,026

		2,557,243

Multiline Retail 1.3%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	755,000	938,370

Multi-Utilities & Unregulated Power 0.3%
Calpine Corp., 7.88%, 01/15/23 (c)	200,000	221,500

Oil, Gas & Consumable Fuels 11.6%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	955,641

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Atwood Oceanics, Inc., 6.50%, 02/01/20	$200,000	$203,000
Baytex Energy Corp., 5.13%, 06/01/21 (c)	200,000	196,000
BP Capital Markets PLC, 2.24%, 05/10/19	750,000	749,254
Continental Resources, Inc., 4.90%, 06/01/44	500,000	496,882
Murphy Oil Corp., 3.70%, 12/01/22	1,000,000	973,709
Petrobras International Finance Co., 3.88%, 01/27/16	1,000,000	1,020,319
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,167,111
Rowan Cos., Inc., 5.00%, 09/01/17	1,000,000	1,076,939
Transocean, Inc., 6.38%, 12/15/21	1,425,000	1,496,158
WPX Energy, Inc., 6.00%, 01/15/22	200,000	209,000

		8,544,013

Pharmaceuticals 1.3%
AbbVie, Inc., 2.90%, 11/06/22	1,000,000	972,390

Real Estate Investment Trusts (REITs) 1.8%
Corrections Corp. of America, 4.13%, 04/01/20	200,000	198,000
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,096,028

		1,294,028

Road & Rail 0.5%
Burlington Northern Santa Fe LLC, 4.90%, 04/01/44	250,000	268,768
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	110,203	111,404

		380,172

Technology Hardware, Storage & Peripherals 1.3%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	995,766

Textiles, Apparel & Luxury Goods 0.3%
Levi Strauss & Co., 6.88%, 05/01/22	200,000	218,500

Tobacco 1.0%
Altria Group, Inc., 4.00%, 01/31/24	750,000	774,161

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.6%
Sprint Communications, Inc., 7.00%, 03/01/20 (c)	$200,000	$222,000
T-Mobile USA, Inc., 6.25%, 04/01/21	200,000	208,750

		430,750

Total Corporate Bonds (cost $44,589,313)		46,811,825

Municipal Bonds 3.1%
California 2.0%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	500,000	605,930
State of California, GO, 5.70%, 11/01/21	750,000	882,090

		1,488,020

District of Columbia 1.1%
Metropolitan Washington Airports Authority, RB, 7.46%, 10/01/46	600,000	814,566

Total Municipal Bonds (cost $2,160,859)		2,302,586

U.S. Government Mortgage Backed Agencies 3.9%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E01443, 3.50%, 07/01/18	315,557	333,529
Federal National Mortgage Association Pool Pool# 383661 6.62%, 06/01/16	1,567,779	1,658,665
Pool# 386905 5.00%, 04/01/19	814,802	895,085

Total U.S. Government Mortgage Backed Agencies (cost $2,669,419)		2,887,279

U.S. Treasury Notes 8.8%
U.S. Treasury Inflation Indexed Notes, 2.13%, 01/15/19 (e)	2,000,000	2,427,900
U.S. Treasury Notes 0.88%, 04/30/17	1,000,000	1,003,281
1.38%, 07/31/18	3,000,000	3,009,844

Total U.S. Treasury Notes (cost $6,263,051)		6,441,025

Statement of Investments (Continued)

October 31, 2014

Nationwide Bond Fund (Continued)

Yankee Dollar 1.0%

	Principal Amount	Market Value

Chemicals 1.0%
Agrium, Inc., 3.50%, 06/01/23	$750,000	$748,043

Total Yankee Dollar (cost $749,267)		748,043

Total Investments (cost $69,771,218) (f) — 98.6%		72,579,751

Other assets in excess of liabilities — 1.4%		1,062,876

NET ASSETS — 100.0%		$73,642,627

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2014.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $14,069,029 which represents 19.10% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date reflects the next call date.

(e)	Principal amounts are not adjusted for inflation.
(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ACB	Agricultural Credit Bank

BA	Limited

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide Bond Fund
Assets:
Investments, at value (cost $69,771,218)	$72,579,751
Cash	29,094
Interest receivable	718,307
Receivable for investments sold	1,022,383
Receivable for capital shares issued	13,796
Prepaid expenses	22,319

Total Assets	74,385,650

Liabilities:
Payable for investments purchased	403,456
Distributions payable	26,053
Payable for capital shares redeemed	234,912
Accrued expenses and other payables:
Investment advisory fees	16,190
Fund administration fees	11,710
Distribution fees	7,228
Administrative servicing fees	9,688
Accounting and transfer agent fees	5,559
Trustee fees	222
Custodian fees	232
Compliance program costs (Note 3)	23
Professional fees	13,158
Printing fees	10,934
Other	3,658

Total Liabilities	743,023

Net Assets	$73,642,627

Represented by:
Capital	$70,202,795
Accumulated distributions in excess of net investment income	(155,197)
Accumulated net realized gains from investments	786,496
Net unrealized appreciation/(depreciation) from investments	2,808,533

Net Assets	$73,642,627

Net Assets:
Class A Shares	$18,390,299
Class C Shares	3,470,186
Class R Shares	476,959
Institutional Service Class Shares	51,059,201
Institutional Class Shares	245,982

Total	$73,642,627

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,850,797
Class C Shares	348,745
Class R Shares	47,963
Institutional Service Class Shares	5,131,089
Institutional Class Shares	24,703

Total	7,403,297

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.94
Class C Shares (b)	$9.95
Class R Shares	$9.94
Institutional Service Class Shares	$9.95
Institutional Class Shares	$9.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.17

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$3,112,254
Dividend income	717

Total Income	3,112,971

EXPENSES:
Investment advisory fees	383,370
Fund administration fees	137,278
Distribution fees Class A	54,007
Distribution fees Class B (a)	159
Distribution fees Class C	34,084
Distribution fees Class R (b)	2,115
Administrative servicing fees Class A	10,623
Administrative servicing fees Class C	1,735
Administrative servicing fees Class R (b)	447
Administrative servicing fees Institutional Service Class	23,404
Registration and filing fees	69,041
Professional fees	44,662
Printing fees	26,863
Trustee fees	2,522
Custodian fees	2,667
Accounting and transfer agent fees	28,767
Compliance program costs (Note 3)	246
Other	4,713

Total expenses before earnings credit and expenses reimbursed	826,703

Earnings credit (Note 5)	(25)
Expenses reimbursed by adviser (Note 3)	(278,508)

Net Expenses	548,170

NET INVESTMENT INCOME	2,564,801

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	846,526
Net change in unrealized appreciation/(depreciation) from investments	(176,047)

Net realized/unrealized gains from investments	670,479

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,235,280

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$2,564,801	$2,831,360
Net realized gains from investments	846,526	443,678
Net change in unrealized appreciation/(depreciation) from investments	(176,047)	(3,204,979)

Change in net assets resulting from operations	3,235,280	70,059

Distributions to Shareholders From:
Net investment income:
Class A	(710,930)	(868,767)
Class B (a)	(396)	(3,916)
Class C	(86,301)	(118,413)
Class R (b)	(12,667)	(4,050)
Institutional Service Class	(1,812,346)	(1,937,204)
Institutional Class	(1,494)	(431	)(c)
Net realized gains:
Class A	(98,953)	(341,033)
Class B (a)	(242)	(2,362)
Class C	(15,303)	(58,740)
Class R (b)	(1,604)	(1,489)
Institutional Service Class	(225,519)	(681,425)
Institutional Class	(130)	(110	)(c)

Change in net assets from shareholder distributions	(2,965,885)	(4,017,940)

Change in net assets from capital transactions	(8,031,077)	(13,385,229)

Change in net assets	(7,761,682)	(17,333,110)

Net Assets:
Beginning of year	81,404,309	98,737,419

End of year	$73,642,627	$81,404,309

Accumulated distributions in excess of net investment income at end of year	$(155,197)	$(155,315)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,237,421	$8,173,910
Proceeds from shares issued from class conversion	39,794	–
Dividends reinvested	689,792	1,026,708
Cost of shares redeemed	(10,772,825)	(13,761,650)

Total Class A Shares	(5,805,818)	(4,561,032)

Class B Shares (a)
Proceeds from shares issued	102	64,420
Dividends reinvested	328	2,097
Cost of shares redeemed in class conversion	(39,794)	–
Cost of shares redeemed	(21,590)	(238,606)

Total Class B Shares	(60,954)	(172,089)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$585,728	$1,208,762
Dividends reinvested	71,449	116,255
Cost of shares redeemed	(1,145,467)	(2,392,810)

Total Class C Shares	(488,290)	(1,067,793)

Class R Shares (b)
Proceeds from shares issued	132,341	220,962
Dividends reinvested	42	47
Cost of shares redeemed	(5,656)	–

Total Class R Shares	126,727	221,009

Institutional Service Class Shares
Proceeds from shares issued	4,587,991	3,806,542
Dividends reinvested	1,788,534	2,323,884
Cost of shares redeemed	(8,395,626)	(13,966,369)

Total Institutional Service Class Shares	(2,019,101)	(7,835,943)

Institutional Class Shares
Proceeds from shares issued	217,896	30,078 (c)
Dividends reinvested	1,624	541 (c)
Cost of shares redeemed	(3,161)	– (c)

Total Institutional Class Shares	216,359	30,619 (c)

Change in net assets from capital transactions	$(8,031,077)	$(13,385,229)

SHARE TRANSACTIONS:
Class A Shares
Issued	427,094	805,655
Issued in class conversion	4,032	–
Reinvested	69,559	101,973
Redeemed	(1,085,572)	(1,380,899)

Total Class A Shares	(584,887)	(473,271)

Class B Shares (a)
Issued	11	6,315
Reinvested	33	207
Redeemed in class conversion	(4,033)	–
Redeemed	(2,197)	(23,488)

Total Class B Shares	(6,186)	(16,966)

Class C Shares
Issued	58,896	119,254
Reinvested	7,197	11,525
Redeemed	(115,667)	(240,084)

Total Class C Shares	(49,574)	(109,305)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R Shares (b)
Issued	13,344	22,268
Reinvested	5	5
Redeemed	(568)	–

Total Class R Shares	12,781	22,273

Institutional Service Class Shares
Issued	461,277	377,335
Reinvested	180,082	230,636
Redeemed	(845,245)	(1,397,208)

Total Institutional Service Class Shares	(203,886)	(789,237)

Institutional Class Shares
Issued	21,815	2,990	(c)
Reinvested	163	54	(c)
Redeemed	(319)	–	(c)

Total Institutional Class Shares	21,659	3,044	(c)

Total change in shares	(810,093)	(1,363,462)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2014 (f)	$9.90	0.32	0.09	0.41		(0.33)	(0.04)	(0.37)	$9.94		4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%
Year Ended October 31, 2013 (f)	$10.30	0.29	(0.27)	0.02		(0.31)	(0.11)	(0.42)	$9.90		0.19%		$24,116,827	0.87%	2.92%	1.20%	24.18%
Year Ended October 31, 2012 (f)	$10.10	0.32	0.44	0.76		(0.33)	(0.23)	(0.56)	$10.30		7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.34	0.04	0.38		(0.35)	(0.15)	(0.50)	$10.10		3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.36	0.61 (g)	0.97	(g)	(0.38)	–	(0.38)	$10.22	(g)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%

Class C Shares
Year Ended October 31, 2014 (f)	$9.91	0.24	0.09	0.33		(0.25)	(0.04)	(0.29)	$9.95		3.42	%(h)	$3,470,186	1.60%	2.46%	1.96%	27.18%
Year Ended October 31, 2013 (f)	$10.31	0.22	(0.27)	(0.05)		(0.24)	(0.11)	(0.35)	$9.91		(0.39%)		$3,949,327	1.55%	2.23%	1.88%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.25	0.43	0.68		(0.26)	(0.23)	(0.49)	$10.31		6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.27	0.05	0.32		(0.28)	(0.15)	(0.43)	$10.12		3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.30	0.61 (g)	0.91	(g)	(0.32)	–	(0.32)	$10.23	(g)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%

Class R Shares (i)(j)
Year Ended October 31, 2014 (f)	$9.91	0.29	0.08	0.37		(0.30)	(0.04)	(0.34)	$9.94		3.79%		$476,959	1.15%	2.91%	1.52%	27.18%
Year Ended October 31, 2013 (f)	$10.31	0.28	(0.28)	–		(0.29)	(0.11)	(0.40)	$9.91		0.11%		$348,615	1.05%	2.75%	1.39%	24.18%
Year Ended October 31, 2012 (f)	$10.11	0.30	0.44	0.74		(0.31)	(0.23)	(0.54)	$10.31		7.46%		$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.31	0.05	0.36		(0.32)	(0.15)	(0.47)	$10.11		3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.33	0.61 (g)	0.94	(g)	(0.35)	–	(0.35)	$10.22	(g)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%

Institutional Service Class Shares (k)
Year Ended October 31, 2014 (f)	$9.92	0.34	0.08	0.42		(0.35)	(0.04)	(0.39)	$9.95		4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%
Year Ended October 31, 2013 (f)	$10.31	0.32	(0.27)	0.05		(0.33)	(0.11)	(0.44)	$9.92		0.56%		$52,898,095	0.59%	3.19%	0.93%	24.18%
Year Ended October 31, 2012 (f)	$10.12	0.35	0.43	0.78		(0.36)	(0.23)	(0.59)	$10.31		7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.37	0.05	0.42		(0.38)	(0.15)	(0.53)	$10.12		4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.39	0.62 (g)	1.01	(g)	(0.42)	–	(0.42)	$10.23	(g)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%

Institutional Class Shares
Year Ended October 31, 2014 (f)	$9.92	0.35	0.09	0.44		(0.36)	(0.04)	(0.40)	$9.96		4.51%		$245,982	0.55%	3.47%	0.88%	27.18%
Period Ended October 31, 2013 (f)(l)	$10.32	0.33	(0.32)	0.01		(0.30)	(0.11)	(0.41)	$9.92		0.16%		$30,198	0.61%	3.65%	1.00%	24.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(j)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(k)	Effective Auguest 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(l)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of December 6, 2012 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2014, the Nationwide Core Plus Bond Fund (Institutional Class) returned 3.78% versus 4.14% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 193 funds as of October 31, 2014) was 5.57% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Relative Fund performance was aided during the reporting period by the Fund’s large allocation to high-yield and investment-grade corporate bonds and by the Fund’s significant underweight to U.S. Treasurys. The Fund’s short duration and bulleted yield curve position in relation to the benchmark detracted from relative Fund performance during the reporting period [the yield curve is a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds]. Rates fell dramatically and the yield curve flattened, with 30-year yields falling 57 basis points while 5-year yields increased 28 basis points during the reporting period. The difference in performance was significant between 30-year Treasurys and 5-year Treasurys during the reporting period.

Interest rates moved higher throughout the final two months of 2013 as the market began to anticipate the impact that the tapering (reduction) of the Federal Reserve’s quantitative easing (QE) program would have on the fixed-income markets. By the end of 2013, economists and strategists were nearly unanimous in forecasting higher rates for 2014. Surprisingly weak first-quarter gross domestic product (GDP), growing geopolitical risks and a continued benign inflationary picture caused long-term interest rates to plummet in 2014. This interest rate picture was not unique to the United States, however. Slowing global growth coupled with a broad selloff across the commodity complex and tremendous volatility in the currency market drove interest rates down around the world. Germany, mired in recession, saw its 10-year yield fall from 1.97% to 0.84% in the first 10 months of 2014. Japan’s 10-year yield ended the period at 0.45%. While the Fed ended the QE program in October as expected, we believe any further tightening, specifically raising short-term rates, may be delayed until late 2015 due to global economic weakness and the strengthening dollar. All fixed-income sector returns were positive for the reporting period; however, higher-risk sectors continued to outperform. Sector returns for the reporting period were as follows: U.S. Treasurys, 2.78%; investment-grade corporate bonds, 6.29%; Agency mortgage-backed securities, 4.08%; and high-yield bonds, 5.82%.

As we look ahead, we expect to see the U.S. economy perform relatively well in comparison to other developed nations. Inflation and expectations about inflation should remain well anchored, primarily due to lower commodity prices and the influence of generally weak global growth. The yield curve may continue to flatten as the market prices in the potential for a Fed rate hike. Corporate balance sheets remain strong as growth continues in the United States, and maturities have been extended in this low rate environment, which should bode well for corporate bonds. We have positioned the portfolio to take advantage of this outlook as we move into 2015. The Fund is of shorter duration than the Fund’s benchmark, and a continued overweight in the Fund to corporate bonds, both investment grade and high yield, provides strong income generation. We believe these characteristics give the Fund an attractive combination of risk and return relative to the Fund’s benchmark.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). Please refer to the summary prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Core Plus Bond Fund

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment-grade debt securities of varying maturities.

Highlights

•	The Nationwide Core Plus Bond Fund (Institutional Class) returned 3.78% during the reporting period, underperforming the benchmark by 0.36% and the Lipper peer category median by 1.79%

•

Relative Fund performance was aided during the reporting period by the Fund’s large allocation to high-yield and investment-grade corporate bonds and by the Fund’s significant underweight to U.S. Treasurys

•	The Fund’s short duration and bulleted yield curve position in relation to the Fund’s benchmark detracted from relative Fund performance during the reporting period

Asset Allocation†

Corporate Bonds	48.3%
U.S. Government Mortgage Backed Agencies	29.9%
U.S. Treasury Notes	12.5%
Preferred Stocks	4.7%
U.S. Treasury Bond	1.5%
Collateralized Mortgage Obligations	1.3%
Repurchase Agreement	1.1%
Yankee Dollars	0.4%
U.S. Government Sponsored & Agency Obligation	0.2%
Mutual Fund	0.2%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Industries††

Insurance	8.4%
Banks	5.2%
Capital Markets	4.1%
Specialty Retail	2.2%
Energy Equipment & Services	2.2%
Software	2.2%
Wireless Telecommunication Services	2.1%
Health Care Providers & Services	2.0%
Diversified Financial Services	1.8%
Household Durables	1.7%
Other Industries*	68.1%
100.0%

Top Holdings††

Federal National Mortgage Association Pool, 3.00%, 11/01/26	2.9%
Federal National Mortgage Association Pool, 4.00%, 12/01/40	2.7%
U.S. Treasury Notes, 1.88%, 09/30/17	2.3%
U.S. Treasury Notes, 2.00%, 02/15/23	2.1%
Federal National Mortgage Association Pool, 4.50%, 08/01/41	2.1%
Federal National Mortgage Association Pool, 4.00%, 11/01/40	1.9%
U.S. Treasury Notes, 1.75%, 05/31/16	1.9%
Federal National Mortgage Association Pool, 3.50%, 01/01/27	1.8%
Federal Home Loan Mortgage Corp. Gold Pool, 4.00%, 09/01/43	1.8%
Federal National Mortgage Association Pool, 3.50%, 12/01/41	1.6%
Other Holdings*	78.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	3.34%	–	–	1.28%	[2]
	w/SC3	(1.02)%	–	–	(1.60)%	[2]
Institutional Service Class[4]		3.67%	–	–	1.61%	[2]
Institutional Class[4]		3.78%	5.67%	4.90%	–
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.03%	1.01%
Institutional Service Class	0.78%	0.76%
Institutional Class	0.72%	0.70%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Core Plus Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Core Plus Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Performance prior to the Fund’s inception on 4/22/13 is based on the Fund’s predecessor fund, the TS&W Fixed Income Portfolio. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,015.60	3.81	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.90	2.54	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50
Institutional Class Shares	Actual	(a)	1,000.00	1,016.90	2.54	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.68	2.55	0.50

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide Core Plus Bond Fund

Collateralized Mortgage Obligations 1.3%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS Series 4039, Class ME, 2.00%, 12/15/40	$2,729,474	$2,740,158
Series 4026, Class WJ, 2.75%, 08/15/41	6,347,004	6,465,465
Federal National Mortgage Association REMICS, Series 2012-69, Class DJ, 2.00%, 01/25/42	1,065,584	1,060,846

Total Collateralized Mortgage Obligations (cost $9,908,812)		10,266,469

Corporate Bonds 48.3%
Airlines 0.6%
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 08/10/22	3,290,514	3,800,543
United Continental Holdings, Inc., 6.38%, 06/01/18	1,039,000	1,083,158

		4,883,701

Auto Components 0.8%
Cooper Tire & Rubber Co.,
8.00%, 12/15/19	1,550,000	1,716,625
Goodyear Tire & Rubber Co. (The),
7.00%, 05/15/22	3,700,000	4,042,250
Titan International, Inc.,
6.88%, 10/01/20	660,000	594,000

		6,352,875

Automobiles 0.4%
Oshkosh Corp.,
8.50%, 03/01/20	1,895,000	2,003,962
Toyota Motor Credit Corp.,
1.13%, 05/16/17	1,000,000	998,547

		3,002,509

Banks 4.7%
Bank of America Corp.,
1.50%, 10/09/15	4,787,000	4,820,701
BB&T Corp.,
1.60%, 08/15/17	5,000,000	5,017,126
Capital One Financial Corp.,
1.00%, 11/06/15	3,251,000	3,256,605
KeyBank NA,
0.72%, 11/25/16 (a)	8,570,000	8,594,869
National City Bank,
0.60%, 06/07/17 (a)	3,000,000	2,976,135
SunTrust Bank,
0.52%, 08/24/15 (a)	7,745,000	7,737,384
Union Bank NA,
0.99%, 09/26/16 (a)	2,000,000	2,015,649

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Wachovia Corp.,
0.57%, 10/28/15 (a)	$2,823,000	$2,826,968

		37,245,437

Building Products 0.3%
Gibraltar Industries, Inc.,
6.25%, 02/01/21	2,235,000	2,290,875

Capital Markets 3.8%
Goldman Sachs Capital II,
4.00%, 12/01/14 (b)	1,500,000	1,128,750
Goldman Sachs Group, Inc. (The),
Series B, 0.63%, 07/22/15 (a)	1,533,000	1,533,029
3.63%, 02/07/16	4,000,000	4,125,190
0.68%, 03/22/16 (a)	7,000,000	6,990,600
Jefferies Group LLC,
5.13%, 01/20/23	3,350,000	3,545,099
Morgan Stanley,
1.48%, 02/25/16 (a)	7,500,000	7,592,025
6.63%, 04/01/18	3,450,000	3,951,809
Raymond James Financial, Inc.,
8.60%, 08/15/19	730,000	916,564

		29,783,066

Chemicals 0.4%
Huntsman International LLC,
8.63%, 03/15/20	3,305,000	3,545,274

Commercial Services & Supplies 1.3%
ADT Corp. (The),
6.25%, 10/15/21 (c)	4,500,000	4,719,375
Clean Harbors, Inc.,
5.13%, 06/01/21	4,320,000	4,395,600
Pitney Bowes, Inc.,
5.60%, 03/15/18	665,000	736,930

		9,851,905

Construction & Engineering 0.5%
Fluor Corp.,
3.38%, 09/15/21	3,860,000	3,986,536

Containers & Packaging 0.8%
Ball Corp.,
6.75%, 09/15/20	4,149,000	4,356,450
Greif, Inc.,
7.75%, 08/01/19	1,600,000	1,838,000

		6,194,450

Distributors 0.3%
Group 1 Automotive, Inc.,
5.00%, 06/01/22 (d)	2,000,000	1,985,000

Statement of Investments (Continued)

October 31, 2014

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 1.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
5.88%, 02/01/22	$2,500,000	$2,575,000
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/01/18	2,000,000	2,633,669
Western Union Co. (The),
1.23%, 08/21/15 (a)	2,000,000	2,009,121
5.93%, 10/01/16	6,220,000	6,758,113

		13,975,903

Diversified Telecommunication Services 1.3%
CenturyLink, Inc.,
Series V, 5.63%, 04/01/20	1,925,000	2,041,039
Corning, Inc.,
7.25%, 08/15/36	595,000	766,365
Frontier Communications Corp.,
8.50%, 04/15/20	4,750,000	5,474,375
Verizon Communications, Inc.,
3.50%, 11/01/24	2,350,000	2,311,939

		10,593,718

Electric Utilities 0.1%
ITC Holdings Corp.,
3.65%, 06/15/24	500,000	503,810

Electrical Equipment 0.6%
Thermo Fisher Scientific, Inc.,
5.00%, 06/01/15	5,000,000	5,120,293

Electronic Equipment & Instruments 1.0%
Tech Data Corp.,
3.75%, 09/21/17	7,250,000	7,546,438

Energy Equipment & Services 2.2%
Bristow Group, Inc.,
6.25%, 10/15/22	5,000,000	5,206,250
Cameron International Corp.,
6.38%, 07/15/18	2,700,000	3,096,712
Plains Exploration & Production Co.,
6.50%, 11/15/20	3,074,000	3,362,187
SEACOR Holdings, Inc.,
7.38%, 10/01/19	5,060,000	5,609,148

		17,274,297

Food & Staples Retailing 0.2%
Kroger Co. (The),
2.95%, 11/01/21	2,000,000	1,980,982

Food Products 1.1%
Kraft Foods Group, Inc.,
1.63%, 06/04/15	2,058,000	2,070,599
Post Holdings, Inc.,
7.38%, 02/15/22	5,155,000	5,283,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
Wells Enterprises, Inc.,
6.75%, 02/01/20 (d)	$1,281,000	$1,335,442

		8,689,916

Gas Utilities 0.2%
TransCanada PipeLines Ltd.,
4.63%, 03/01/34	1,660,000	1,750,373

Health Care Providers & Services 2.0%
Express Scripts Holding Co.,
2.10%, 02/12/15	6,578,000	6,605,577
HealthSouth Corp.,
8.13%, 02/15/20	5,000,000	5,275,000
Laboratory Corp of America Holdings,
5.63%, 12/15/15	1,850,000	1,956,899
Service Corp. International,
7.63%, 10/01/18	1,615,000	1,812,837

		15,650,313

Hotels, Restaurants & Leisure 1.6%
Graton Economic Development Authority,
9.63%, 09/01/19 (d)	1,685,000	1,893,519
International Game Technology,
5.35%, 10/15/23	5,500,000	5,715,573
MGM Resorts International,
6.63%, 12/15/21	4,000,000	4,390,000
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
6.38%, 06/01/21 (d)	500,000	482,500

		12,481,592

Household Durables 1.7%
GrafTech International Ltd.,
6.38%, 11/15/20	5,000,000	4,700,000
NVR, Inc.,
3.95%, 09/15/22	5,026,000	5,112,465
Tupperware Brands Corp.,
4.75%, 06/01/21	3,335,000	3,548,506

		13,360,971

Information Technology Services 1.6%
Computer Sciences Corp.,
4.45%, 09/15/22	7,965,000	8,040,801
Dun & Bradstreet Corp. (The),
3.25%, 12/01/17	4,762,000	4,939,414

		12,980,215

Insurance 5.2%
Aflac, Inc.,
8.50%, 05/15/19	4,960,000	6,265,285
American International Group, Inc.,
5.60%, 10/18/16	3,886,000	4,221,556

Statement of Investments (Continued)

October 31, 2014

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Assured Guaranty US Holdings, Inc.,
5.00%, 07/01/24 (c)	$3,625,000	$3,763,905
Fidelity National Financial, Inc.,
5.50%, 09/01/22	2,285,000	2,475,572
Markel Corp.,
7.13%, 09/30/19	3,715,000	4,440,472
Navigators Group, Inc. (The),
5.75%, 10/15/23	5,000,000	5,504,124
Old Republic International Corp.,
4.88%, 10/01/24	6,434,000	6,580,699
RenRe North America Holdings, Inc.,
5.75%, 03/15/20	2,350,000	2,656,529
RLI Corp.,
4.88%, 09/15/23	500,000	521,524
Torchmark Corp.,
9.25%, 06/15/19	3,345,000	4,295,441

		40,725,107

Machinery 1.2%
Huntington Ingalls Industries, Inc.,
6.88%, 03/15/18	2,165,000	2,267,838
7.13%, 03/15/21	6,320,000	6,809,800

		9,077,638

Media 0.8%
Comcast Cable Holdings LLC,
9.88%, 06/15/22	1,165,000	1,615,291
DISH DBS Corp.,
4.25%, 04/01/18	2,500,000	2,562,500
Sirius XM Radio, Inc.,
6.00%, 07/15/24 (d)	2,000,000	2,085,000

		6,262,791

Multiline Retail 0.7%
Dillard’s, Inc.,
7.75%, 07/15/26	1,475,000	1,622,500
Macy’s Retail Holdings, Inc.,
6.38%, 03/15/37	3,000,000	3,724,141

		5,346,641

Oil, Gas & Consumable Fuels 1.6%
Denbury Resources, Inc.,
5.50%, 05/01/22	1,400,000	1,382,500
Energy XXI Gulf Coast, Inc.,
7.75%, 06/15/19	1,250,000	1,143,750
Marathon Petroleum Corp.,
3.50%, 03/01/16	4,937,000	5,098,868
PBF Holding Co. LLC/PBF Finance Corp.,
8.25%, 02/15/20	2,395,000	2,508,763
Valero Energy Corp.,
7.50%, 04/15/32	1,976,000	2,549,151

		12,683,032

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products 0.3%
PH Glatfelter Co.,
5.38%, 10/15/20	$2,585,000	$2,656,088

Real Estate Investment Trusts (REITs) 1.1%
Mack-Cali Realty LP,
4.50%, 04/18/22	7,000,000	7,077,019
Simon Property Group LP,
10.35%, 04/01/19	935,000	1,239,793

		8,316,812

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.,
4.40%, 11/15/22	500,000	517,947

Road & Rail 0.2%
Rent-A-Center, Inc.,
6.63%, 11/15/20 (c)	1,240,000	1,196,600
United Rentals North America, Inc.,
7.63%, 04/15/22	625,000	693,750

		1,890,350

Software 2.2%
Brocade Communications Systems, Inc.,
4.63%, 01/15/23	2,000,000	1,949,248
Intuit, Inc.,
5.75%, 03/15/17	5,570,000	6,126,117
Microsoft Corp.,
4.88%, 12/15/43	8,000,000	9,062,571

		17,137,936

Specialty Retail 2.2%
AutoZone, Inc.,
4.00%, 11/15/20	2,882,000	3,056,108
Best Buy Co., Inc.,
5.00%, 08/01/18	2,500,000	2,581,250
Foot Locker, Inc.,
8.50%, 01/15/22	990,000	1,207,800
Home Depot, Inc. (The),
5.95%, 04/01/41	5,000,000	6,322,260
L Brands, Inc.,
7.00%, 05/01/20	4,000,000	4,540,000

		17,707,418

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.,
3.45%, 05/06/24	7,500,000	7,698,881

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.,
6.38%, 12/15/20	1,200,000	1,272,000
Levi Strauss & Co.,
7.63%, 05/15/20	1,000,000	1,062,500

		2,334,500

Statement of Investments (Continued)

October 31, 2014

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 2.1%
Crown Castle Towers LLC,
3.21%, 08/15/35 (d)	$10,000,000	$10,150,000
MetroPCS Wireless, Inc.,
6.63%, 11/15/20	5,900,000	6,209,750

		16,359,750

Total Corporate Bonds (cost $378,569,671)		379,745,340

U.S. Government Mortgage Backed Agencies 29.9%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# J13885 3.50%, 12/01/25	3,156,396	3,340,108
Pool# J14732 4.00%, 03/01/26	103	110
Pool# G14820 3.50%, 12/01/26	3,275,884	3,468,597
Pool# J19197 3.00%, 05/01/27	1,699,946	1,766,351
Pool# C91149 6.00%, 01/01/28	68,239	77,292
Pool# G14748 3.00%, 04/01/28	3,267,082	3,394,702
Pool# G01616 6.00%, 07/01/33	39,681	45,024
Pool# G08087 6.00%, 10/01/35	116,392	131,368
Pool# G05963 4.50%, 04/01/40	932,196	1,011,688
Pool# A96464 4.00%, 01/01/41	1,074,550	1,141,877
Pool# G06229 4.00%, 01/01/41	1,021,448	1,085,767
Pool# Q06025 4.00%, 02/01/42	2,887,553	3,083,816
Pool# Q09481 3.50%, 07/01/42	1,536,409	1,588,803
Pool# T60798 3.50%, 07/01/42	1,111,337	1,134,649
Pool# Q22176 4.00%, 09/01/43	13,301,163	14,117,937
Federal National Mortgage Association Pool
Pool# AH9561 3.50%, 08/01/26	4,858,831	5,150,171
Pool# AL0578 3.50%, 08/01/26	445,509	471,805
Pool# MA0848 3.50%, 09/01/26	10,301,612	10,903,209
Pool# AJ5336 3.00%, 11/01/26	2,055,291	2,137,021

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AJ6973 3.00%, 11/01/26	$20,135,712	$20,936,421
Pool# AL1121 3.50%, 12/01/26	6,168,750	6,532,850
Pool# AL4235 3.50%, 01/01/27	13,623,856	14,419,468
Pool# AL1345 3.00%, 02/01/27	3,441,704	3,578,566
Pool# AL1719 3.00%, 05/01/27	3,744,877	3,900,816
Pool# AL2908 3.00%, 08/01/27	947,731	985,418
Pool# AO3261 3.00%, 10/01/27	7,055,885	7,329,852
Pool# AL4180 3.50%, 09/01/28	6,820,161	7,222,710
Pool# MA1165 3.00%, 09/01/32	1,583,659	1,622,199
Pool# 730969 5.00%, 08/01/33	122,141	135,829
Pool# 932669 4.50%, 03/01/40	5,019,974	5,453,339
Pool# 890293 4.50%, 08/01/40	3,619,504	3,931,403
Pool# AE3328 4.00%, 10/01/40	8,339,398	8,872,663
Pool# AB1845 4.00%, 11/01/40	14,362,966	15,281,410
Pool# AH0315 4.00%, 12/01/40	18,700,719	19,896,542
Pool# AH1107 4.00%, 12/01/40	1,207,301	1,292,425
Pool# AB3274 4.50%, 07/01/41	1,123,589	1,226,731
Pool# AL0658 4.50%, 08/01/41	15,093,279	16,389,179
Pool# AJ1407 4.00%, 09/01/41	7,674,002	8,162,320
Pool# AJ9278 3.50%, 12/01/41	12,152,737	12,589,476
Pool# AJ8414 4.00%, 02/01/42	8,074,790	8,586,088
Pool# AB4696 4.00%, 03/01/42	4,031,503	4,306,307
Government National Mortgage Association I Pool Pool# 783548, 3.00%, 02/15/27	8,079,294	8,485,783

Total U.S. Government Mortgage Backed Agencies (cost $232,817,656)		235,188,090

Statement of Investments (Continued)

October 31, 2014

Nationwide Core Plus Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligation 0.2%

	Principal Amount	Market Value

Federal National Mortgage Association 1.00%, 08/14/17	$2,000,000	$1,993,783

Total U.S. Government Sponsored & Agency Obligation (cost $2,000,000)		1,993,783

U.S. Treasury Bond 1.5%
U.S. Treasury Bond, 3.00%, 05/15/42	11,815,000	11,717,158

Total U.S. Treasury Bond (cost $11,894,532)		11,717,158

U.S. Treasury Notes 12.5%
U.S. Treasury Note - WI Reopening, 2.50%, 05/15/24	7,225,000	7,337,891
U.S. Treasury Notes
1.25%, 10/31/15	7,560,000	7,641,506
1.75%, 05/31/16	14,600,000	14,917,094
1.88%, 09/30/17	17,440,000	17,903,250
1.00%, 05/31/18	7,500,000	7,441,406
1.38%, 02/28/19	5,850,000	5,822,578
2.00%, 08/31/21	9,485,000	9,465,734
2.00%, 02/15/23	17,065,000	16,809,025
2.50%, 08/15/23	10,850,000	11,068,695

Total U.S. Treasury Notes (cost $98,225,967)		98,407,179

Yankee Dollars 0.4%
Insurance 0.3%
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	2,500,000	2,620,597

Metals & Mining 0.1%
Thompson Creek Metals Co., Inc., 9.75%, 12/01/17	530,000	573,725

Total Yankee Dollars (cost $3,080,042)		3,194,322

Mutual Fund 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Institutional Money Market Fund - Institutional Class, 0.08% (e)(f)	1,187,981	1,187,981

Total Mutual Fund (cost $1,187,981)		1,187,981

Preferred Stocks 4.7%

	Shares	Market Value

Banks 0.5%
HSBC Holdings PLC, 8.00%, 12/15/15 (g)	70,000	$1,876,000
JPMorgan Chase & Co., 6.70%, 03/01/19 (g)	72,200	1,857,706

		3,733,706

Capital Markets 0.3%
Morgan Stanley, 6.63%, 07/15/19 (g)	100,000	2,548,000

Consumer Finance 0.2%
Capital One Financial Corp., 0.00%,* (g)	65,000	1,634,100

Diversified Telecommunication Services 0.0%†
Qwest Corp., 7.00%, 07/01/52 (g)	10,500	270,165

Insurance 2.9%
Allstate Corp. (The), 6.75%, 10/15/18 (g)	161,250	4,352,137
Aspen Insurance Holdings Ltd., 7.25%, 07/01/17 (g)	112,691	2,982,931
Endurance Specialty Holdings Ltd.
7.50%, 06/01/16 (g)	50,000	1,333,500
7.75%, 12/15/15 (g)	79,000	2,100,610
Maiden Holdings Ltd., 8.25%, 08/29/17 (g)	10,000	256,100
Maiden Holdings North America Ltd., 7.75%, 12/01/43 (g)	126,000	3,268,440
Montpelier Re Holdings Ltd., 8.88%, 05/10/16 (g)	280,500	7,741,800
PartnerRe Ltd., 7.25%, 06/01/16 (g)	31,383	859,267

		22,894,785

Multi-Utilities 0.4%
DTE Energy Co., 6.50%, 12/01/61 (g)	100,000	2,685,000

Real Estate Investment Trusts (REITs) 0.4%
Digital Realty Trust, Inc., 7.38%, 03/26/19 (g)	41,800	1,116,478
DuPont Fabros Technology, Inc.
7.63%, 03/15/16 (g)	18,445	470,163
7.88%, 10/15/15 (g)	55,000	1,408,000

		2,994,641

Thrifts & Mortgage Finance 0.0%†
Federal Home Loan Mortgage Corp., 8.38%, 12/31/17* (g)	35,000	148,750

Total Preferred Stocks (cost $36,666,772)		36,909,147

Statement of Investments (Continued)

October 31, 2014

Nationwide Core Plus Bond Fund (Continued)

Repurchase Agreement 1.1%

	Principal Amount	Market Value

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $8,258,909, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $8,424,031. (f)(h)	$8,258,854	$8,258,854

Total Repurchase Agreement (cost $8,258,854)		8,258,854

Total Investments (cost $782,610,287) (i) — 100.1%		786,868,323

Liabilities in excess of other assets — (0.1)%		(501,550)

NET ASSETS — 100.0%		$786,366,773

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date reflects the next call date.

(c)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $9,256,675.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $17,931,461 which represents 2.28% of net assets.
(e)	Represents 7-day effective yield as of October 31, 2014.

(f)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $9,446,835.

(g)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2014.
(h)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide Core Plus Bond Fund
Assets:
Investments, at value* (cost $774,351,433)	$778,609,469
Repurchase agreement, at value (cost $8,258,854)	8,258,854

Total Investments, at value (total cost $782,610,287)	786,868,323

Cash	16,648,608
Interest and dividends receivable	5,165,363
Security lending income receivable	11,266
Receivable for investments sold	168,101
Receivable for capital shares issued	239,547
Prepaid expenses	19,981

Total Assets	809,121,189

Liabilities:
Payable for investments purchased	12,796,609
Distributions payable	12,104
Payable for capital shares redeemed	128,622
Payable upon return of securities loaned (Note 2)	9,446,835
Accrued expenses and other payables:
Investment advisory fees	296,745
Fund administration fees	22,465
Distribution fees	197
Administrative servicing fees	84
Accounting and transfer agent fees	5,996
Trustee fees	2,364
Custodian fees	1,694
Compliance program costs (Note 3)	211
Professional fees	27,592
Printing fees	5,155
Other	7,743

Total Liabilities	22,754,416

Net Assets	$786,366,773

Represented by:
Capital	$781,029,269
Accumulated distributions in excess of net investment income	376,793
Accumulated net realized gains from investments	702,675
Net unrealized appreciation/(depreciation) from investments	4,258,036

Net Assets	$786,366,773

Net Assets:
Class A Shares	$976,028
Institutional Service Class Shares	192,588
Institutional Class Shares	785,198,157

Total	$786,366,773

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	94,941
Institutional Service Class Shares	18,727
Institutional Class Shares	76,336,894

Total	76,450,562

*	Includes value of securities on loan of $9,256,675 (Note 2)

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Core Plus Bond Fund
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.28
Institutional Service Class Shares	$10.28
Institutional Class Shares	$10.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.74

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$15,479,605
Dividend income	1,750,593
Income from securities lending (Note 2)	11,266

Total Income	17,241,464

EXPENSES:
Investment advisory fees	2,384,484
Fund administration fees	205,548
Distribution fees Class A Shares	1,491
Administrative servicing fees Class A Shares	227
Administrative servicing fees Institutional Service Class Shares	7
Registration and filing fees	22,310
Professional fees	62,763
Printing fees	15,211
Trustee fees	14,991
Custodian fees	20,074
Accounting and transfer agent fees	784
Compliance program costs (Note 3)	2,021
Other	9,284

Total expenses before earnings credit	2,739,195

Earnings credit (Note 5)	(935)

Net Expenses	2,738,260

NET INVESTMENT INCOME	14,503,204

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,574,557
Net change in unrealized appreciation/(depreciation) from investments	3,068,254

Net realized/unrealized gains from investments	4,642,811

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,146,015

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$14,503,204	$2,368,784
Net realized gains from investments	1,574,557	634,715
Net change in unrealized appreciation/(depreciation) from investments	3,068,254	(767,419)

Change in net assets resulting from operations	19,146,015	2,236,080

Distributions to Shareholders From:
Net investment income:
Class A	(14,991)	(1,305	)(a)
Institutional Service Class	(2,509)	(812	)(a)
Institutional Class	(15,054,123)	(2,483,578)
Net realized gains:
Class A	(438)	–	(a)
Institutional Service Class	(117)	–	(a)
Institutional Class	(523,117)	(1,486,644)

Change in net assets from shareholder distributions	(15,595,295)	(3,972,339)

Change in net assets from capital transactions	500,585,677	215,062,657

Change in net assets	504,136,397	213,326,398

Net Assets:
Beginning of year	282,230,376	68,903,978

End of year	$786,366,773	$282,230,376

Accumulated undistributed net investment income at end of year	$376,793	$73,023

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$985,523	$230,000	(a)
Dividends reinvested	14,455	1,305	(a)
Cost of shares redeemed	(110,081)	(149,133	)(a)

Total Class A Shares	889,897	82,172	(a)

Institutional Service Class Shares
Proceeds from shares issued	137,373	62,928	(a)
Dividends reinvested	2,607	812	(a)
Cost of shares redeemed	(10,263)	–	(a)

Total Institutional Service Class Shares	129,717	63,740	(a)

Institutional Class Shares
Proceeds from shares issued	508,815,495	218,523,106
Dividends reinvested	15,428,098	3,695,465
Cost of shares redeemed	(24,677,530)	(7,301,826)

Total Institutional Class Shares	499,566,063	214,916,745

Change in net assets from capital transactions	$500,585,677	$215,062,657

(a)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	96,436	22,337	(a)
Reinvested	1,409	129	(a)
Redeemed	(10,701)	(14,669	)(a)

Total Class A Shares	87,144	7,797	(a)

Institutional Service Class Shares
Issued	13,384	6,007	(a)
Reinvested	254	80	(a)
Redeemed	(998)	–	(a)

Total Institutional Service Class Shares	12,640	6,087	(a)

Institutional Class Shares
Issued	49,636,471	21,493,158
Reinvested	1,503,718	357,064
Redeemed	(2,407,518)	(707,001)

Total Institutional Class Shares	48,732,671	21,143,221

Total change in shares	48,832,455	21,157,105

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2014 (f)	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%
Period Ended October 31, 2013 (f)(g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%	)	$79,649	1.01%	2.49%	1.06%	49.95%

Institutional Service Class Shares
Year Ended October 31, 2014 (f)	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%
Period Ended October 31, 2013 (f)(g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%	)	$62,188	0.70%	2.81%	0.72%	49.95%

Institutional Class Shares
Year Ended October 31, 2014 (f)	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%
Year Ended October 31, 2013 (f)	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%		$282,088,539	0.69%	2.67%	0.81%	49.95%
Year Ended October 31, 2012 (f)	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%		$68,903,978	0.75%	3.63%	1.04%	104.00%
Year Ended October 31, 2011 (f)	$10.61	0.44	(0.05)	0.39	(0.46)	(0.18)	(0.64)	$10.36	3.91%		$61,427,927	0.75%	4.27%	1.03%	93.00%
Year Ended October 31, 2010 (f)	$10.00	0.48	0.61	1.09	(0.48)	–	(0.48)	$10.61	11.16%		$60,786,149	0.75%	4.63%	1.00%	89.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of April 24, 2013 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Government Bond Fund

For the annual period ended October 31, 2014, the Nationwide Government Bond Fund (Institutional Service Class) returned 2.39% versus 3.22% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 60 funds as of October 31, 2014) was 2.15% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several themes converged to create volatility in the capital markets during the reporting period. Geopolitical events, including the continued confrontation in Ukraine, conflicts in the Middle East and the civil unrest in Hong Kong, created uncertainty and at times significant market movement.

In the United States, a centerpiece of the Federal Reserve’s strategy had been monthly open-market purchases of government and federal Agency securities in an effort to hold interest rates low to stimulate the economy. That program concluded as anticipated in October 2014, after a gradual winding down of monthly bond purchases. The Fed has continued to hold short-term rates low. The market focus shifted to anticipate when the Fed would begin tightening monetary policy by increasing short-term rates. The collapse of commodity prices, particularly in the energy sector, resulted in reduced inflationary pressure during the reporting period. This softened inflationary environment, when combined with persistently less than full employment participation rates, potentially lengthened the time until the Fed would begin to tighten monetary policy.

During the reporting period, the portfolio held out-of-benchmark positions in Agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS). The Fund’s MBS position contributed positively to relative Fund performance for the reporting period, while the Fund’s TIPS position detracted, driven by falling energy prices and a lessening of inflationary pressure as the year progressed. Nominal U.S.

Treasurys were underweighted in the portfolio relative to the benchmark, which detracted from Fund performance during the reporting period. Treasurys benefited at times during the reporting period from market demand for liquidity and quality due to the previously mentioned multiple geopolitical events.

The portfolio’s duration was maintained shorter than that of the benchmark during the reporting period based on the view that interest rates will gradually rise in response to further growth in the economy. We maintained an underweight position in the Fund in intermediate-term U.S. Treasurys and an overweight in the 10+-year sector of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) for most of the reporting period, in a curve-flattening posture, which aided Fund performance during the reporting period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Government Bond Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights

•

The Nationwide Government Bond Fund (Institutional Service Class) returned 2.39% during the reporting period, underperforming the benchmark by 0.83% and outperforming the Lipper peer category median by 0.24%

•	The Fund’s MBS position contributed positively to relative Fund performance for the reporting period

•	The Fund’s TIPS position detracted from Fund performance during the reporting period, driven by falling energy prices and a lessening of inflationary pressure as the period progressed

Asset Allocation†

U.S. Government Sponsored & Agency Obligations	32.5%
U.S. Treasury Notes	25.1%
U.S. Government Mortgage Backed Agencies	22.3%
U.S. Treasury Bonds	10.5%
Collateralized Mortgage Obligations	7.5%
Commercial Mortgage Backed Security	1.5%
Other assets in excess of liabilities	0.6%
100.0%

Top Holdings††

Federal National Mortgage Association, 8.20%, 03/10/16	7.7%
U.S. Treasury Notes, 1.50%, 02/28/19	7.7%
Federal National Mortgage Association, 6.00%, 04/18/36	7.2%
Financing Corp. (FICO), 10/05/17	6.7%
Overseas Private Investment Corp., 2.29%, 09/15/26	6.7%
Federal National Mortgage Association REMICS, 2.50%, 09/25/42	6.0%
Federal National Mortgage Association Pool, 3.50%, 12/01/25	5.5%
Federal National Mortgage Association Pool, 3.50%, 12/01/20	4.5%
Federal Home Loan Banks, 5.37%, 09/09/24	4.5%
U.S. Treasury Notes, 1.50%, 01/31/19	4.2%
Other Holdings	39.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.11%	2.80%	3.85%
	w/SC2	(0.16)%	1.91%	3.40%
Class C	w/o SC1	1.43%	2.15%	3.20%
	w/SC3	0.43%	2.15%	3.20%
Class R4,5		1.71%	2.52%	3.62%
Institutional Service Class[6]	w/o SC1	2.39%	3.07%	4.14%
	w/SC7	2.39%	2.13%	3.66%
BofAML AAA U.S. Treasury/Agency Master Index		3.22%	3.38%	4.22%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% frontend sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio^
Class A	1.20%
Class C	1.82%
Class R	1.56%
Institutional Service Class	0.89%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Government Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,014.00	5.53	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.71	5.55	1.09
Class C Shares	Actual	(a)	1,000.00	1,010.40	9.17	1.81
	Hypothetical	(a)(b)	1,000.00	1,016.08	9.20	1.81
Class R Shares(c)	Actual	(a)	1,000.00	1,012.00	7.56	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.69	7.58	1.49
Institutional Service Class Shares	Actual	(a)	1,000.00	1,015.40	4.22	0.83
	Hypothetical	(a)(b)	1,000.00	1,021.02	4.23	0.83

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statement of Investments

October 31, 2014

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 7.5%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 1684, Class I, 6.50%, 03/15/24	$511,494	$576,641
Series 2296, Class H, 6.50%, 03/15/31	17,564	19,736
Federal National Mortgage Association REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	1,768	1,888
Series 1990-7, Class B, 8.50%, 01/25/20	7,169	8,090
Series 1993-16, Class Z, 7.50%, 02/25/23	34,740	39,334
Series 1993-226, Class PK, 6.00%, 12/25/23	252,474	279,444
Series 2003-66, Class AP, 3.50%, 11/25/32	148,657	150,439
Series 2013-59, Class MX, 2.50%, 09/25/42	4,290,657	4,324,161

Total Collateralized Mortgage Obligations (cost $5,342,665)		5,399,733

Commercial Mortgage Backed Security 1.5%
Federal National Mortgage Association REMICS, Series 1998-73, Class MZ, 6.30%, 10/17/38	1,044,870	1,065,601

Total Commercial Mortgage Backed Security (cost $1,049,623)		1,065,601

U.S. Government Mortgage Backed Agencies 22.3%
Federal National Mortgage Association Pool Pool# MA0598 3.50%, 12/01/20	3,078,939	3,257,782
Pool# 874740 6.32%, 07/01/22	1,624,847	1,919,809
Pool# 874982 6.81%, 11/01/25	1,614,034	1,878,546
Pool# 932840 3.50%, 12/01/25	3,712,170	3,930,114
Pool# 387114 5.62%, 09/01/34	1,067,741	1,178,469
Pool# 773298 2.39%, 04/01/35 (a)	1,602,143	1,709,620
Pool# 745769 2.14%, 07/01/36 (a)	1,790,592	1,898,316
Pool# 813605 2.30%, 07/01/36 (a)	324,432	345,106

Total U.S. Government Mortgage Backed Agencies (cost $15,223,624)		$16,117,762

U.S. Government Sponsored & Agency Obligations 32.5%

	Principal Amount	Market Value

Federal Home Loan Banks 5.37%, 09/09/24	$2,615,000	$3,199,960
Federal National Mortgage Association
8.20%, 03/10/16	5,000,000	5,531,022
6.00%, 04/18/36	4,900,000	5,184,901
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,786,119
Overseas Private Investment Corp. 2.29%, 09/15/26	4,742,762	4,774,261

Total U.S. Government Sponsored & Agency Obligations (cost $23,570,993)		23,476,263

U.S. Treasury Bonds 10.5%
U.S. Treasury Bonds, 2.88%, 05/15/43	2,000,000	1,925,625
3.38%, 05/15/44	2,000,000	2,121,875
U.S. Treasury Inflation Indexed Bonds
2.50%, 01/15/29(b)	1,000,000	1,379,434
0.63%, 02/15/43(b)	2,250,000	2,125,131

Total U.S. Treasury Bonds (cost $7,602,665)		7,552,065

U.S. Treasury Notes 25.1%
U.S. Treasury Inflation Indexed Notes
1.38%, 07/15/18 (b)	1,000,000	1,174,878
0.13%, 01/15/23 (b)	2,500,000	2,521,004
U.S. Treasury Notes
1.50%, 01/31/19	3,000,000	3,004,688
1.50%, 02/28/19	5,500,000	5,505,156
3.13%, 05/15/19	2,750,000	2,940,781
1.50%, 05/31/19	3,000,000	2,994,375

Total U.S. Treasury Notes (cost $18,405,678)		18,140,882

Total Investments (cost $71,195,248) (c) — 99.4%		71,752,306

Other assets in excess of liabilities — 0.6%		433,083

NET ASSETS — 100.0%		$72,185,389

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Principal amounts are not adjusted for inflation.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $71,195,248)	$71,752,306
Cash	259,536
Interest receivable	332,182
Receivable for capital shares issued	193,427
Prepaid expenses	21,222

Total Assets	72,558,673

Liabilities:
Distributions payable	5,910
Payable for capital shares redeemed	286,870
Accrued expenses and other payables:
Investment advisory fees	28,114
Fund administration fees	10,569
Distribution fees	7,957
Administrative servicing fees	7,663
Accounting and transfer agent fees	4,217
Trustee fees	227
Custodian fees	174
Compliance program costs (Note 3)	24
Professional fees	10,202
Printing fees	6,643
Other	4,714

Total Liabilities	373,284

Net Assets	$72,185,389

Represented by:
Capital	$71,964,739
Accumulated distributions in excess of net investment income	(75,516)
Accumulated net realized losses from investments	(260,892)
Net unrealized appreciation/(depreciation) from investments	557,058

Net Assets	$72,185,389

Net Assets:
Class A Shares	$26,793,242
Class C Shares	996,981
Class R Shares	653,178
Institutional Service Class Shares	43,741,988

Total	$72,185,389

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,629,303
Class C Shares	97,887
Class R Shares	64,042
Institutional Service Class Shares	4,291,943

Total	7,083,175

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.19
Class C Shares (b)	$10.19
Class R Shares	$10.20
Institutional Service Class Shares	$10.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.42

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$1,715,693
Dividend income	765

Total Income	1,716,458

EXPENSES:
Investment advisory fees	369,358
Fund administration fees	123,336
Distribution fees Class A	74,180
Distribution fees Class B (a)	471
Distribution fees Class C	11,983
Distribution fees Class R (b)	3,832
Administrative servicing fees Class A	31,147
Administrative servicing fees Class C	373
Administrative servicing fees Class R (b)	1,875
Administrative servicing fees Institutional Service Class	35,868
Registration and filing fees	55,498
Professional fees	35,713
Printing fees	13,682
Trustee fees	2,336
Custodian fees	2,710
Accounting and transfer agent fees	23,273
Compliance program costs (Note 3)	262
Other	4,555

Total expenses before earnings credit and fees waived	790,452

Earnings credit (Note 5)	(40)
Investment advisory fees waived (Note 3)	(19,437)

Net Expenses	770,975

NET INVESTMENT INCOME	945,483

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(161,766)
Net change in unrealized appreciation/(depreciation) from investments	861,104

Net realized/unrealized gains from investments	699,338

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,644,821

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$945,483	$691,855
Net realized gains/(losses) from investments	(161,766)	376,612
Net change in unrealized appreciation/(depreciation) from investments	861,104	(3,656,464)

Change in net assets resulting from operations	1,644,821	(2,587,997)

Distributions to Shareholders From:
Net investment income:
Class A	(353,187)	(339,951)
Class B (a)	(75)	(660)
Class C	(6,265)	(4,270)
Class R (b)	(6,203)	(6,680)
Institutional Service Class	(678,967)	(670,016)
Net realized gains:
Class A	–	(1,269,768)
Class B (a)	–	(9,682)
Class C	–	(54,166)
Class R (b)	–	(39,500)
Institutional Service Class	–	(1,781,941)

Change in net assets from shareholder distributions	(1,044,697)	(4,176,634)

Change in net assets from capital transactions	(11,734,446)	(31,042,155)

Change in net assets	(11,134,322)	(37,806,786)

Net Assets:
Beginning of year	83,319,711	121,126,497

End of year	$72,185,389	$83,319,711

Accumulated distributions in excess of net investment income at end of year	$(75,516)	$(75,428)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,975,757	$8,613,319
Proceeds from shares issued from class conversion	139,166	–
Dividends reinvested	330,081	1,523,071
Cost of shares redeemed	(15,341,400)	(24,512,043)

Total Class A Shares	(4,896,396)	(14,375,653)

Class B Shares (a)
Proceeds from shares issued	3,208	45,109
Dividends reinvested	37	6,618
Cost of shares redeemed in class conversion	(139,166)	–
Cost of shares redeemed	(42,957)	(283,913)

Total Class B Shares	(178,878)	(232,186)

Class C Shares
Proceeds from shares issued	40,924	314,064
Dividends reinvested	5,084	41,872
Cost of shares redeemed	(466,749)	(857,742)

Total Class C Shares	(420,741)	(501,806)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (b)
Proceeds from shares issued	$195,941	$537,267
Dividends reinvested	2,953	18,809
Cost of shares redeemed	(355,682)	(1,131,145)

Total Class R Shares	(156,788)	(575,069)

Institutional Service Class Shares
Proceeds from shares issued	3,617,349	5,578,517
Dividends reinvested	621,659	2,337,453
Cost of shares redeemed	(10,320,651)	(23,273,411)

Total Institutional Service Class Shares	(6,081,643)	(15,357,441)

Change in net assets from capital transactions	$(11,734,446)	$(31,042,155)

SHARE TRANSACTIONS:
Class A Shares
Issued	980,080	825,864
Issued in class conversion	13,811	–
Reinvested	32,567	146,538
Redeemed	(1,513,192)	(2,371,157)

Total Class A Shares	(486,734)	(1,398,755)

Class B Shares (a)
Issued	320	4,347
Reinvested	3	635
Redeemed in class conversion	(13,808)	–
Redeemed	(4,280)	(27,191)

Total Class B Shares	(17,765)	(22,209)

Class C Shares
Issued	4,059	29,772
Reinvested	501	4,024
Redeemed	(46,185)	(83,419)

Total Class C Shares	(41,625)	(49,623)

Class R Shares (b)
Issued	19,319	51,789
Reinvested	291	1,804
Redeemed	(34,918)	(110,177)

Total Class R Shares	(15,308)	(56,584)

Institutional Service Class Shares
Issued	356,753	533,474
Reinvested	61,349	224,919
Redeemed	(1,020,251)	(2,257,547)

Total Institutional Service Class Shares	(602,149)	(1,499,154)

Total change in shares	(1,163,581)	(3,026,325)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$10.10	0.11	0.10	0.21	(0.12)	–	(0.12)	–	$10.19	2.11%		$26,793,242	1.14%	1.06%		1.17%	54.32%
Year Ended October 31, 2013 (d)	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	(0.38)	–	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%		1.16%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%		$48,503,301	1.11%	1.53%		1.11%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%		$51,748,983	1.12%	2.39%		1.12%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%		$56,960,722	1.14%	2.60%		1.14%	91.55%

Class C Shares
Year Ended October 31, 2014 (d)	$10.10	0.04	0.10	0.14	(0.05)	–	(0.05)	–	$10.19	1.43%		$996,981	1.82%	0.38%		1.85%	54.32%
Year Ended October 31, 2013 (d)	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	(0.32)	–	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10%	)	1.80%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%		$2,031,828	1.74%	0.90%		1.74%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%		$1,888,397	1.76%	1.75%		1.76%	119.20%
Year Ended October 31, 2010 (d)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%		$2,582,146	1.74%	2.01%		1.74%	91.55%

Class R Shares (e)(f)
Year Ended October 31, 2014 (d)	$10.11	0.07	0.10	0.17	(0.08)	–	(0.08)	–	$10.20	1.71%		$653,178	1.53%	0.68%		1.56%	54.32%
Year Ended October 31, 2013 (d)	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	(0.35)	–	$10.11	(2.84%	)	$802,424	1.46%	0.21%		1.47%	156.00%
Year Ended October 31, 2012 (d)	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%		$1,461,777	1.29%	1.34%		1.29%	81.08%
Year Ended October 31, 2011 (d)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%		$1,430,128	1.33%	2.19%		1.33%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%		$1,656,631	1.37%	2.41%		1.37%	91.55%

Institutional Service Class Shares (g)
Year Ended October 31, 2014 (d)	$10.10	0.14	0.10	0.24	(0.15)	–	(0.15)	–	$10.19	2.39%		$43,741,988	0.87%	1.35%		0.89%	54.32%
Year Ended October 31, 2013 (d)	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	(0.41)	–	$10.10	(2.35%	)	$49,450,167	0.87%	0.82%		0.88%	156.00%
Year Ended October 31, 2012 (d)	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%		$68,699,937	0.83%	1.81%		0.83%	81.08%
Year Ended October 31, 2011 (d)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%		$78,707,124	0.86%	2.65%		0.86%	119.20%
Year Ended October 31, 2010 (d)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%		$90,169,759	0.86%	2.89%		0.86%	91.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective Auguest 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Bond Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 0.93%** versus 1.40% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 205 funds as of October 31, 2014) was 0.86% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the first time in more than a year, risk assets came under pressure as the Federal Reserve’s quantitative easing (QE) program ended in October 2014 and the Fed stepped up its rhetoric regarding an eventual increase in interest rates. Despite the talk of higher rates next year, however, interest rates declined during the reporting period. While short-term Treasury bills declined only a basis point or two, five-year rates were 14 basis points lower, and 10-year and 30-year yields fell by 22 and 25 basis points, respectively. Slowing global growth and geopolitical concerns resulted in U.S. Treasurys having the best returns for the reporting period, while both investment-grade and high-yield corporate bonds underperformed.

In addition, concerns about the pace of global growth extended to Japan as fears that “Abenomics” (economic policies advocated by Prime Minister Shinzō Abe to promote growth) might not be as successful as hoped caused Japanese markets to sell off, and worries about a slowdown in China caused investors to exit emerging markets. Both investment-grade and high-yield bond issuance was strong during the reporting period as corporations took advantage of low interest rates to pursue mergers and acquisitions as well as fund stock repurchases.

The Fund’s performance trailed that of its benchmark for the reporting period due to the Fund’s shorter duration than that of the benchmark in a declining interest rate environment, and the Fund’s overweight to corporate bonds, which underperformed

Treasurys. The Fund’s duration averaged 87% of that of the benchmark during a period in which the best performance resulted from the longest-duration securities. While the two-year Treasury gained 0.4% for the reporting period, the 30-year bond returned 5.8%. Risk assets were unable to keep up as investment-grade corporate bonds lagged similar-duration Treasurys by 100 basis points on average.

Individual issuers held by the Fund that contributed positively to Fund performance during the reporting period included General Motors Corp., Metropolitan Water District, Georgia-Pacific Corp., and New England Telephone and Telegraph. Individual issuers that detracted from Fund performance during the reporting period included Actavis plc, Kinder Morgan Energy Partners, L.P., Petrobras and Delta Air Lines, Inc.

Derivatives were not used in the Fund during the three-month reporting period ended October 31, 2014.

The Fed ended its QE program in October 2014 and has now turned its attention toward ending its promise to keep interest rates low for a “considerable period of time.” With financial assets having performed extraordinarily well during the past five years, concern has grown that Fed policy has led to excessive risk taking and may be contributing to financial instability rather than mitigating it. The Fed has been increasingly vocal about the need to raise rates at some point, with several Fed Governors warning that a rate increase could come sooner than the markets expect. The markets remain focused on the deteriorating global economic and geopolitical environments, however, knowing that Fed policy ultimately is determined by economic fundamentals. With growth in Europe, Brazil and Russia barely above zero, China slowing and Japan in a continued slump despite massive quantitative easing, investors rightly wonder if the United States can sustain higher rates without risking an economic slowdown. As a result, we continue to believe that a significant rise in interest rates is still some distance in the future, although a small increase in the federal funds rate in the latter half of 2015 would not be a surprise.

Fund Commentary (con’t.)	Nationwide HighMark Bond Fund

After the recent modest spread widening, investment-grade corporate bonds continue to provide relatively attractive investment opportunities, primarily as a result of their income advantage over Treasurys.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, Gregory Lugosi, E. Jack Montgomery and David Wines

*	A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.
**	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Bond Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Bond Fund

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 0.93%, underperforming the benchmark by 0.47% and outperforming the Lipper peer category median by 0.07%

•

The Fund trailed its benchmark for the reporting period due to the Fund’s shorter duration than that of the benchmark in a declining interest rate environment, and the Fund’s overweight to corporate bonds, which underperformed Treasurys

•

Individual issuers held by the Fund that contributed positively to Fund performance during the reporting period included General Motors Corp., Metropolitan Water District, Georgia-Pacific Corp., and New England Telephone and Telegraph

Asset Allocation†

Corporate Bonds	45.8%
U.S. Treasury Notes	14.5%
U.S. Government Mortgage Backed Agencies	11.9%
Asset-Backed Securities	7.1%
Commercial Mortgage Backed Securities	5.0%
Municipal Bonds	3.0%
Collateralized Mortgage Obligations	1.5%
Sovereign Bond	0.3%
Bank Loan	0.2%
Other assets in excess of liabilities	10.7%
100.0%

Top Industries††

Banks	14.3%
Automobiles	4.9%
Gas Utilities	2.9%
Food & Staples Retailing	2.7%
Oil, Gas & Consumable Fuels	2.6%
Credit Card	2.2%
Pharmaceuticals	2.1%
Media	2.0%
Diversified Telecommunication Services	2.0%
Road & Rail	1.9%
Other Industries	62.4%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.50%, 02/28/19	5.2%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 06/01/29	3.9%
U.S. Treasury Notes, 2.13%, 06/30/21	3.4%
U.S. Treasury Notes, 2.75%, 02/15/24	2.6%
Chase Issuance Trust, 1.26%, 07/15/19	2.3%
U.S. Treasury Notes, 2.00%, 02/15/23	2.2%
DBUBS Mortgage Trust, 3.74%, 11/10/46	1.7%
United Technologies Corp., 3.10%, 06/01/22	1.4%
Georgia-Pacific LLC, 8.00%, 01/15/24	1.4%
Bank of Nova Scotia, 1.30%, 07/21/17	1.4%
Other Holdings	74.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide HighMark Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	0.89%	3.98%	4.60%	4.62%	–
	w/SC3	(1.39)%	1.67%	4.12%	4.38%	–
Class C1	w/o SC2	0.79%	3.53%	4.16%	4.19%	–
	w/SC4	(0.21)%	2.53%	4.16%	4.19%	–
Institutional Service Class[1,5,6]		0.93%	4.13%	4.85%	4.88%	–
Institutional Class[5]		0.96%	4.24%	–	–	5.04%	[7]
Barclays U.S. Aggregate Bond Index		1.40%	4.14%	4.22%	4.64%
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.15%	0.97%
Class C	1.43%	1.40%
Institutional Service Class	0.90%	0.72%
Institutional Class	0.65%	0.65%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Bond Fund versus the Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,017.70	4.58	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Class C Shares	Actual	(a)	1,000.00	1,015.30	7.11	1.40
	Hypothetical	(a)(b)	1,000.00	1,018.15	7.12	1.40
Institutional Service Class Shares	Actual	(a)	1,000.00	1,017.40	3.56	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Institutional Class Shares	Actual	(a)	1,000.00	1,018.80	3.00	0.59
	Hypothetical	(a)(b)	1,000.00	1,022.23	3.01	0.59

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide HighMark Bond Fund

Asset-Backed Securities 7.1%

	Principal Amount	Market Value

Automobiles 3.6%
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.45%, 01/15/21 (a)(b)	$1,637,524	$1,636,700
Avis Budget Rental Car Funding AESOP LLC Series 2011-2A, Class A, 2.37%, 11/20/14 (b)	500,000	500,350
Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	4,670,000	4,817,301
Enterprise Fleet Financing LLC Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	1,624,288	1,624,766
Series 2014-2, Class A2, 1.05%, 03/20/20 (b)	4,150,000	4,149,627
Hertz Vehicle Financing LLC, Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	2,916,667	2,926,528
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A4, 1.98%, 09/20/17	1,218,387	1,220,711
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	1,218,994	1,220,838

		18,096,821

Credit Card 2.0%
Chase Issuance Trust, Series 2014-A6, Class A6, 1.26%, 07/15/19	10,000,000	10,014,929

Other 1.5%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	3,662,715	3,659,499
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	1,600,000	1,600,872
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	1,809,513	1,874,975

		7,135,346

Total Asset-Backed Securities (cost $35,138,662)		35,247,096

Bank Loan 0.2%
Food Products 0.2%
HJ Heinz Co., Term B-1 Loan, 2.53%, 06/07/19	987,500	976,944

Total Bank Loan (cost $982,606)		976,944

Collateralized Mortgage Obligations 1.5%

	Principal Amount	Market Value

Banc of America Mortgage Trust, Series 2003-7, Class A2, 4.75%, 09/25/18	$855,606	$859,137
Federal Home Loan Mortgage Corp. REMICS, Series 1666, Class J, 6.25%, 01/15/24	848,728	942,048
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	571,742	575,572
Sequoia Mortgage Trust Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	818,442	820,733
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	1,406,243	1,423,385
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	2,605,429	2,485,817
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	459,477	463,103

Total Collateralized Mortgage Obligations (cost $7,603,690)		7,569,795

Commercial Mortgage Backed Securities 5.0%
Commercial Mortgage Trust, Series 2013-CR8, Class A1, 1.02%, 06/10/46	3,670,915	3,666,859
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 02/15/38 (a)	2,085,085	2,091,320
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	7,257,783	7,486,522
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A1, 1.23%, 11/15/45	1,691,079	1,692,517
Series 2014-C19, Class A1, 1.27%, 04/15/47	1,933,746	1,931,965
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A1, 1.31%, 08/15/46	5,854,728	5,876,651
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A1, 1.28%, 05/15/47	2,375,130	2,373,161

Total Commercial Mortgage Backed Securities (cost $25,020,876)		25,118,995

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds 45.8%

	Principal Amount	Market Value

Aerospace & Defense 1.2%
United Technologies Corp., 3.10%, 06/01/22	$6,000,000	$6,099,264

Airlines 1.5%
Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.75%, 09/15/18	418,933	441,974
Series 2010-A, Class A, 4.75%, 01/12/21	2,489,334	2,660,476
Delta Air Lines Pass Through Trust, Series 2011-1, 5.30%, 04/15/19	2,256,805	2,451,454
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 02/15/27	1,850,000	1,905,500

		7,459,404

Auto Components 0.6%
Johnson Controls, Inc., 1.40%, 11/02/17	3,000,000	2,984,852

Automobiles 0.7%
General Motors Co., 3.50%, 10/02/18	3,500,000	3,613,750

Banks 12.7%
Bank of America Corp., Series L, 5.65%, 05/01/18	1,700,000	1,897,731
4.00%, 04/01/24	4,500,000	4,636,871
Bank of New York Mellon Corp. (The), 1.35%, 03/06/18	2,500,000	2,473,854
Bank of Nova Scotia, 1.30%, 07/21/17	6,000,000	5,997,829
BB&T Corp., 2.15%, 03/22/17	1,750,000	1,783,777
Branch Banking & Trust Co., 2.30%, 10/15/18	2,750,000	2,789,474
Capital One Financial Corp., 1.00%, 11/06/15	2,500,000	2,504,310
4.75%, 07/15/21	4,500,000	4,949,779
Citigroup, Inc., 3.88%, 10/25/23	3,600,000	3,704,469
3.75%, 06/16/24	2,400,000	2,437,701
Fifth Third Bank, 1.45%, 02/28/18	3,804,000	3,766,142
First Republic Bank, 2.38%, 06/17/19	2,850,000	2,862,981
JPMorgan Chase & Co., 3.20%, 01/25/23	6,000,000	5,933,332
PNC Bank NA, 1.50%, 10/18/17	4,000,000	4,007,630
2.25%, 07/02/19	1,260,000	1,262,185
Royal Bank of Canada, 2.15%, 03/15/19	4,400,000	4,429,176

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Wells Fargo & Co., 5.63%, 12/11/17	$3,000,000	$3,358,551
4.60%, 04/01/21	4,350,000	4,802,027

		63,597,819

Beverages 0.7%
Heineken NV, 0.80%, 10/01/15 (b)	3,450,000	3,460,167

Capital Markets 0.1%
Lehman Brothers Holdings, Inc., 5.63%, 01/24/13 *	4,000,000	595,000

Chemicals 0.7%
Dow Chemical Co. (The), 4.38%, 11/15/42	3,500,000	3,302,910

Consumer Finance 0.9%
Ford Motor Credit Co. LLC, 5.75%, 02/01/21	3,900,000	4,461,685

Containers & Packaging 1.1%
Ball Corp., 6.75%, 09/15/20	5,261,000	5,524,050

Diversified Financial Services 0.5%
General Electric Capital Corp., 2.30%, 04/27/17	1,000,000	1,027,679
Osprey Aircraft Leasing US-Three LLC, 2.21%, 06/21/25	1,225,360	1,212,623

		2,240,302

Diversified Telecommunication Services 1.8%
Verizon Communications, Inc., 5.15%, 09/15/23	4,000,000	4,445,698
Verizon Maryland LLC, 8.00%, 10/15/29	1,020,000	1,334,884
Verizon New England, Inc., 7.88%, 11/15/29	2,425,000	3,153,863

		8,934,445

Electric Utilities 1.5%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	4,000,000	4,144,166
Oklahoma Gas & Electric Co., 6.65%, 07/15/27	2,500,000	3,155,609

		7,299,775

Food & Staples Retailing 2.4%
CVS Caremark Corp., 2.75%, 12/01/22	4,750,000	4,613,687
Kroger Co. (The), 3.40%, 04/15/22	3,750,000	3,797,967

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Walgreen Co., 3.10%, 09/15/22	$3,650,000	$3,578,557

		11,990,211

Food Products 0.8%
Wm Wrigley Jr Co., 2.00%, 10/20/17 (b)	4,000,000	4,039,850

Gas Utilities 2.6%
Enterprise Products Operating LLC, 3.35%, 03/15/23	499,000	494,483
3.90%, 02/15/24	1,200,000	1,234,310
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22	5,500,000	5,494,146
Magellan Midstream Partners LP, 6.55%, 07/15/19	3,000,000	3,530,485
4.25%, 02/01/21	500,000	541,657
Transcontinental Gas Pipe Line Co. LLC, 7.25%, 12/01/26	1,200,000	1,532,540

		12,827,621

Health Care Providers & Services 1.4%
Laboratory Corp. of America Holdings, 4.63%, 11/15/20	3,000,000	3,215,603
McKesson Corp., 2.28%, 03/15/19	3,600,000	3,591,603

		6,807,206

Household Products 0.7%
Clorox Co. (The), 3.05%, 09/15/22	3,750,000	3,717,449

Information Technology Services 0.4%
International Business Machines Corp., 6.50%, 01/15/28	1,500,000	1,932,455

Insurance 1.1%
American International Group, Inc., 2.30%, 07/16/19	1,650,000	1,661,696
4.13%, 02/15/24	2,700,000	2,848,957
Berkshire Hathaway Finance Corp., 5.40%, 05/15/18	850,000	955,989

		5,466,642

Media 1.8%
Comcast Corp., 5.70%, 07/01/19	3,500,000	4,049,177
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.45%, 04/01/24	1,650,000	1,721,448
News America, Inc., 7.75%, 02/01/24	1,000,000	1,266,326
TCI Communications, Inc., 7.13%, 02/15/28	125,000	166,379

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	$1,420,000	$1,913,623

		9,116,953

Metals & Mining 0.5%
Rio Tinto Finance USA Ltd., 6.50%, 07/15/18	2,250,000	2,612,737

Multiline Retail 1.1%
Macy’s Retail Holdings, Inc., 4.38%, 09/01/23	5,000,000	5,342,993

Oil, Gas & Consumable Fuels 2.3%
Cimarex Energy Co., 5.88%, 05/01/22	2,215,000	2,381,125
4.38%, 06/01/24	1,900,000	1,930,875
Ensco PLC, 4.50%, 10/01/24	3,250,000	3,289,989
Petrobras Global Finance BV, 3.25%, 03/17/17	4,000,000	4,040,540

		11,642,529

Paper & Forest Products 1.2%
Georgia-Pacific LLC, 8.00%, 01/15/24	4,500,000	6,094,637

Pharmaceuticals 1.8%
Bayer US Finance LLC, 3.38%, 10/08/24 (b)	3,750,000	3,762,426
Mylan, Inc., 7.88%, 07/15/20 (b)	5,000,000	5,387,500

		9,149,926

Real Estate Investment Trusts (REITs) 1.4%
Boston Properties LP, 4.13%, 05/15/21	4,200,000	4,456,366
ERP Operating LP, 2.38%, 07/01/19	1,250,000	1,248,048
4.63%, 12/15/21	1,210,000	1,328,917

		7,033,331

Road & Rail 1.7%
Burlington Northern Santa Fe LLC, 3.45%, 09/15/21	4,500,000	4,682,674
United Rentals North America, Inc., 5.75%, 07/15/18	3,650,000	3,818,812

		8,501,486

Technology Hardware, Storage & Peripherals 0.6%
Hewlett-Packard Co., 4.38%, 09/15/21	2,750,000	2,896,347

Total Corporate Bonds (cost $224,135,553)		228,745,796

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Bond Fund (Continued)

Municipal Bonds 3.0%

	Principal Amount	Market Value

California 3.0%
California State, GO, 6.20%, 10/01/19	$4,000,000	$4,718,080
Los Angeles, Department of Water & Power, RB, 6.57%, 07/01/45	2,900,000	4,143,752
Metropolitan Water District of Southern California, RB, 6.95%, 07/01/40	5,000,000	5,963,050

Total Municipal Bonds (cost $12,512,358)		14,824,882

Sovereign Bond 0.3%
CANADA 0.3%
Province of Saskatchewan Canada, 9.38%, 12/15/20	1,000,000	1,365,537

Total Sovereign Bond (cost $1,023,133)		1,365,537

U.S. Government Mortgage Backed Agencies 11.9%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E01136 5.50%, 03/01/17	55,521	57,841
Pool# G11401 6.00%, 09/01/17	224,982	236,171
Pool# E01252 6.00%, 11/01/17	85,652	90,420
Pool# B14038 4.50%, 05/01/19	195,251	205,802
Pool# B15759 4.50%, 07/01/19	715,169	754,347
Pool# G11678 4.50%, 04/01/20	83,809	88,856
Pool# G11769 5.00%, 10/01/20	163,290	175,583
Pool# G13201 4.50%, 07/01/23	524,275	562,796
Pool# J15482 4.00%, 05/01/26	1,649,130	1,766,953
Pool# J23807 3.00%, 05/01/28	4,528,293	4,711,548
Pool# V60563 3.00%, 06/01/29	16,862,069	17,541,821
Federal Home Loan Mortgage Corp. Gold Pool
Pool# J20465, 2.50%, 09/01/27	4,599,450	4,681,737
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 848191 2.35%, 12/01/34 (a)	1,298,284	1,378,373
Pool# 848134 2.28%, 06/01/39 (a)	379,597	405,281

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool
Pool# 357119 6.00%, 05/01/16	$47,235	$48,707
Pool# 254003 6.00%, 10/01/16	75,467	78,336
Pool# 566881 5.50%, 01/01/17	42,633	44,445
Pool# 623489 5.50%, 02/01/17	21,295	22,135
Pool# 555170 6.00%, 11/01/17	143,783	150,004
Pool# 254546 5.50%, 12/01/17	264,177	278,240
Pool# 555872 5.00%, 11/01/18	64,448	68,264
Pool# 735521 5.50%, 03/01/20	1,558,708	1,663,580
Pool# 292234 8.00%, 08/01/24	1,521	1,781
Pool# 931892 4.50%, 09/01/24	1,252,566	1,346,900
Pool# 293495 8.00%, 09/01/24	336	393
Pool# AD6156 4.00%, 05/01/25	423,007	452,766
Pool# 303300 8.50%, 05/01/25	9,893	11,769
Pool# AE3066 3.50%, 09/01/25	2,575,138	2,726,327
Pool# AE0552 5.00%, 09/01/25	1,415,659	1,534,653
Pool# AE5487 3.50%, 10/01/25	1,146,293	1,213,593
Pool# 342718 6.50%, 05/01/26	52,266	59,919
Pool# AJ4093 3.50%, 10/01/26	3,277,467	3,468,866
Pool# 250764 7.50%, 12/01/26	72,393	84,931
Pool# AB5710 2.50%, 07/01/27	5,429,149	5,529,249
Pool# AP9771 3.00%, 10/01/27	1,422,270	1,477,494
Pool# 251497 6.00%, 12/01/27	432	490
Pool# 402854 6.00%, 12/01/27	10,237	11,511
Pool# 415652 6.50%, 03/01/28	5,238	5,969
Pool# 421427 6.50%, 04/01/28	53,052	61,263
Pool# 432037 6.00%, 07/01/28	94,983	107,551
Pool# 437979 6.00%, 08/01/28	34,825	39,450

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 444861 6.00%, 10/01/28	$42,886	$48,753
Pool# 446099 6.00%, 10/01/28	21,041	23,734
Pool# 440738 6.00%, 12/01/28	116,060	131,503
Pool# 450653 6.00%, 12/01/28	104,039	117,611
Pool# 453865 6.00%, 12/01/28	48,019	54,649
Pool# 252212 6.50%, 01/01/29	188,298	217,162
Pool# 484939 6.50%, 06/01/29	48,075	55,649
Pool# 504076 6.50%, 06/01/29	83,376	96,105
Pool# 252570 6.50%, 07/01/29	87,192	100,683
Pool# 506638 6.50%, 08/01/29	33,602	38,751
Pool# 535300 6.50%, 05/01/30	99,583	114,970
Pool# 539932 7.00%, 05/01/30	34,522	40,354
Pool# 524343 8.00%, 06/01/30	4,781	5,832
Pool# 725027 5.00%, 11/01/33	1,543,894	1,716,919
Pool# 725205 5.00%, 03/01/34	519,944	575,289
Pool# 829431 2.25%, 01/01/36 (a)	2,048,525	2,194,433
Government National Mortgage Association I Pool
Pool# 348637 7.50%, 05/15/23	34,496	39,226
Pool# 354696 6.50%, 12/15/23	12,676	14,304
Pool# 369270 6.50%, 12/15/23	3,307	3,743
Pool# 368335 6.50%, 01/15/24	5,207	5,902
Pool# 359986 7.50%, 01/15/24	893	1,037
Pool# 362734 7.50%, 01/15/24	491	566
Pool# 368677 7.50%, 01/15/24	17,681	20,433
Pool# 371909 6.50%, 02/15/24	37,504	42,364
Pool# 392055 7.00%, 04/15/24	10,946	12,280
Pool# 442138 8.00%, 11/15/26	73,184	86,706

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 439463 8.00%, 12/15/26	$30,809	$35,739
Pool# 399109 7.50%, 02/15/27	13,658	16,123
Pool# 435777 7.50%, 02/15/27	3,939	4,650
Pool# 445661 7.50%, 07/15/27	10,412	12,315
Pool# 443887 7.50%, 08/15/27	6,797	8,054
Pool# 450591 7.50%, 08/15/27	994	1,177
Pool# 453295 7.50%, 08/15/27	550	649
Pool# 455381 7.50%, 08/15/27	7,153	8,434
Pool# 446699 6.00%, 08/15/28	40,682	46,388
Pool# 460906 6.00%, 09/15/28	43,888	49,922
Pool# 482748 6.00%, 09/15/28	104,165	118,616
Pool# 476969 6.50%, 01/15/29	74,923	84,633
Pool# 781029 6.50%, 05/15/29	213,986	246,525
Pool# 503106 6.50%, 06/15/29	14,574	16,853

Total U.S. Government Mortgage Backed Agencies (cost $58,329,226)		59,555,151

U.S. Treasury Notes 14.5%
U.S. Treasury Notes 1.50%, 01/31/19	5,825,000	5,834,102
1.50%, 02/28/19	23,350,000	23,371,891
1.50%, 05/31/19	1,500,000	1,497,188
1.13%, 04/30/20	2,000,000	1,932,812
2.13%, 06/30/21	15,000,000	15,103,125
2.00%, 02/15/23	10,000,000	9,850,000
2.75%, 11/15/23	2,000,000	2,079,062
2.75%, 02/15/24	11,050,000	11,471,281
2.38%, 08/15/24	1,375,000	1,379,726

Total U.S. Treasury Notes (cost $71,975,800)		72,519,187

Total Investments (cost $436,721,904) (c) — 89.3%		445,923,383

Other assets in excess of liabilities — 10.7%		53,269,470

NET ASSETS — 100.0%		$499,192,853

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Bond Fund (Continued)

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $41,392,609 which represents 8.29% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

BV	Private Limited Liability Company

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Bond Fund
Assets:
Investments, at value (cost $436,721,904)	$445,923,383
Cash	8,065,209
Interest receivable	2,962,667
Receivable for investments sold	88,090
Receivable for capital shares issued	46,817,986
Prepaid expenses	35,313

Total Assets	503,892,648

Liabilities:
Payable for investments purchased	3,758,775
Distributions payable	230,374
Payable for capital shares redeemed	376,892
Accrued expenses and other payables:
Investment advisory fees	176,863
Fund administration fees	15,239
Distribution fees	11,107
Administrative servicing fees	62,107
Accounting and transfer agent fees	5,962
Trustee fees	1,344
Custodian fees	1,222
Compliance program costs (Note 3)	712
Professional fees	41,769
Printing fees	13,250
Other	4,179

Total Liabilities	4,699,795

Net Assets	$499,192,853

Represented by:
Capital	$486,765,627
Accumulated distributions in excess of net investment income	62,786
Accumulated net realized gains from investments	3,162,961
Net unrealized appreciation/(depreciation) from investments	9,201,479

Net Assets	$499,192,853

Net Assets:
Class A Shares	$28,261,628
Class C Shares	7,890,606
Institutional Service Class Shares	461,682,944
Institutional Class Shares	1,357,675

Total	$499,192,853

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,604,190
Class C Shares	731,317
Institutional Service Class Shares	41,768,769
Institutional Class Shares	122,871

Total	45,227,147

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.85
Class C Shares (b)	$10.79
Institutional Service Class Shares	$11.05
Institutional Class Shares	$11.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.10

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide HighMark Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Interest income	$3,270,889	$12,145,127
Dividend income	65	3,342
Income from securities lending (Note 2)	–	2,163

Total Income	3,270,954	12,150,632

EXPENSES:
Investment advisory fees	553,210	1,670,677
Fund administration fees	45,329	225,921
Distribution fees Class A	18,011	59,817
Distribution fees Class B (b)	–	74
Distribution fees Class C	15,296	78,987
Administrative servicing fees Class A	10,588	21,321
Administrative servicing fees Class B (b)	–	25
Administrative servicing fees Class C	1,615	2,266
Administrative servicing fees Institutional Service Class (c)	131,680	362,033
Registration and filing fees	21,161	55,728
Professional fees	37,454	59,348
Printing fees	15,478	23,009
Trustee fees	3,386	7,455
Custodian fees	4,948	12,576
Accounting and transfer agent fees	7,303	18,164
Compliance program costs (Note 3)	–	1,991
Other	2,156	36,777

Total expenses before earnings credit, fees waived and expenses reimbursed	867,615	2,636,169

Earnings credit (Note 5)	–	(269)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(5,835)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3)(c)	–	(69,913)
Expenses reimbursed by adviser (Note 3)	(21,179)	(55,594)

Net Expenses	846,436	2,504,558

NET INVESTMENT INCOME	2,424,518	9,646,074

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains/losses from investment transactions	(89,258)	3,762,220
Net change in unrealized appreciation/(depreciation) from investments	1,810,210	(106,155)

Net realized/unrealized gains from investments	1,720,952	3,656,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,145,470	$13,302,139

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$2,424,518	$9,646,074		$9,849,670
Net realized gains/(losses) from investments	(89,258)	3,762,220		9,617,231
Net change in unrealized appreciation/(depreciation) from investments	1,810,210	(106,155)		(20,179,034)

Change in net assets resulting from operations	4,145,470	13,302,139		(712,133)

Distributions to Shareholders From:
Net investment income:
Class A	(147,405)	(673,434)		(970,780)
Class B (b)	–	(125)		(2,623)
Class C	(33,328)	(251,109)		(388,979)
Institutional Service Class (c)	(2,327,118)	(9,068,802)		(9,320,669)
Institutional Class	(2,591)	(281	)(d)	–
Net realized gains:
Class A	–	(556,525)		(510,196)
Class B (b)	–	–		(1,648)
Class C	–	(253,730)		(237,798)
Institutional Service Class (c)	–	(6,797,971)		(4,233,165)
Institutional Class	–	(235	)(d)	–

Change in net assets from shareholder distributions	(2,510,442)	(17,602,212)		(15,665,858)

Change in net assets from capital transactions	54,397,434	95,855,447		(18,007,338)

Change in net assets	56,032,462	91,555,374		(34,385,329)

Net Assets:
Beginning of period	443,160,391	351,605,017		385,990,346

End of period	$499,192,853	$443,160,391		$351,605,017

Accumulated undistributed net investment income at end of period	$62,786	$62,679		$107,557

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$522,415	$9,888,133		$5,284,159
Proceeds from shares issued from class conversion	–	77,778		–
Dividends reinvested	137,666	1,013,374		1,175,363
Cost of shares redeemed	(1,492,542)	(8,214,934)		(23,227,122)

Total Class A Shares	(832,461)	2,764,351		(16,767,600)

Class B Shares (Note 11) (b)
Proceeds from shares issued	–	–		4,083
Dividends reinvested	–	93		3,700
Cost of shares redeemed in class conversion	–	(77,778)		–
Cost of shares redeemed	–	(459)		(141,856)

Total Class B Shares	–	(78,144)		(134,073)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014	Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares (Note 11)
Proceeds from shares issued	$208,714	$628,539	$6,097,969
Dividends reinvested	24,289	342,302	385,574
Cost of shares redeemed	(666,371)	(7,635,255)	(6,245,598)

Total Class C Shares	(433,368)	(6,664,414)	237,945

Institutional Service Class Shares (Note 11) (c)
Proceeds from shares issued	61,920,406	150,835,359	77,556,706
Dividends reinvested	1,667,071	11,684,162	9,435,633
Cost of shares redeemed	(9,269,003)	(62,696,383)	(88,335,949)

Total Institutional Service Class Shares	54,318,474	99,823,138	(1,343,610)

Institutional Class Shares
Proceeds from shares issued	1,342,198	10,000 (d)	–
Dividends reinvested	2,591	516 (d)	–
Cost of shares redeemed	–	– (d)	–

Total Institutional Class Shares	1,344,789	10,516 (d)	–

Change in net assets from capital transactions	$54,397,434	$95,855,447	$(18,007,338)

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	48,172	913,616	465,233
Issued in class conversion	–	7,204	–
Reinvested	12,696	94,327	103,825
Redeemed	(137,382)	(759,076)	(2,053,587)

Total Class A Shares	(76,514)	256,071	(1,484,529)

Class B Shares (Note 11) (b)
Issued	–	–	356
Reinvested	–	9	328
Redeemed in class conversion	–	(7,234)	–
Redeemed	–	(43)	(12,533)

Total Class B Shares	–	(7,268)	(11,849)

Class C Shares (Note 11)
Issued	19,336	58,546	539,509
Reinvested	2,253	32,061	34,278
Redeemed	(61,793)	(708,229)	(560,950)

Total Class C Shares	(40,204)	(617,622)	12,837

Institutional Service Class Shares (Note 11) (c)
Issued	5,603,016	13,664,040	6,723,082
Reinvested	150,951	1,068,686	819,418
Redeemed	(838,293)	(5,700,594)	(7,721,823)

Total Institutional Service Class Shares	4,915,674	9,032,132	(179,323)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	121,686	903	(d)	–
Reinvested	235	47	(d)	–
Redeemed	–	–	(d)	–

Total Institutional Class Shares	121,921	950	(d)	–

Total change in shares	4,920,877	8,664,263		(1,662,864)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.

(d) For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014 (g)	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%
Year Ended July 31, 2013 (g)	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%	)	$26,524,432	0.97%	2.35%	1.24%	53.00%
Year Ended July 31, 2012 (g)	$11.28	0.34	0.40	0.74	(0.36)	(0.24)	(0.60)	$11.42	6.87%		$44,658,869	0.99%	3.05%	1.25%	44.00%
Year Ended July 31, 2011 (g)	$11.21	0.38	0.18	0.56	(0.40)	(0.09)	(0.49)	$11.28	5.09%		$29,448,806	1.04%	3.45%	1.26%	58.00%
Year Ended July 31, 2010 (g)	$10.61	0.43	0.62	1.05	(0.45)	–	(0.45)	$11.21	10.08%		$28,951,830	1.03%	3.97%	1.25%	32.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014 (g)	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%
Year Ended July 31, 2013 (g)	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%	)	$15,111,946	1.40%	1.92%	1.49%	53.00%
Year Ended July 31, 2012 (g)	$11.22	0.29	0.40	0.69	(0.31)	(0.24)	(0.55)	$11.36	6.36%		$15,638,520	1.42%	2.62%	1.50%	44.00%
Year Ended July 31, 2011 (g)	$11.15	0.33	0.18	0.51	(0.35)	(0.09)	(0.44)	$11.22	4.77%		$7,773,796	1.47%	3.02%	1.51%	58.00%
Year Ended July 31, 2010 (g)	$10.56	0.38	0.61	0.99	(0.40)	–	(0.40)	$11.15	9.58%		$4,164,326	1.46%	3.54%	1.50%	32.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$11.01	0.06	0.04	0.10	(0.06)	–	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014 (g)	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%
Year Ended July 31, 2013 (g)	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%	)	$309,889,434	0.72%	2.60%	0.99%	53.00%
Year Ended July 31, 2012 (g)	$11.46	0.38	0.41	0.79	(0.39)	(0.24)	(0.63)	$11.62	7.11%		$325,475,420	0.74%	3.30%	1.00%	44.00%
Year Ended July 31, 2011 (g)	$11.38	0.42	0.18	0.60	(0.43)	(0.09)	(0.52)	$11.46	5.45%		$337,142,952	0.79%	3.70%	1.01%	58.00%
Year Ended July 31, 2010 (g)	$10.77	0.47	0.62	1.09	(0.48)	–	(0.48)	$11.38	10.29%		$330,317,720	0.78%	4.23%	1.00%	32.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (g)(j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark California Intermediate Tax Free Bond Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 1.30%** versus 1.46% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of California Intermediate Municipal Debt Funds (consisting of 41 funds as of October 31, 2014) was 1.40% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reporting period was another period of declining long-term interest rates and a flattening yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). As concerns about Puerto Rico’s fiscal condition subsided and investment-grade yields in the market declined, investors pushed back into high yield, driving significant outperformance from this sector of the market during the reporting period.

Stronger payrolls and lower unemployment trends continued to gain traction during the reporting period, although those developments were tempered by the low wage growth figures of about 2% year-on-year at the end of September 2014 that Federal Reserve Chair Janet Yellen and the Fed continue to cite as a concern. Though the Fed ended its program in October 2014 of purchasing bonds, known as quantitative easing (QE), the timing of when the Fed would increase the federal funds rate remained a mystery. The key to the Fed’s decision to raise rates is not only an increase in wages but also a pickup in inflation.

Specific to the municipal bond market, the anemic new-issue supply that characterized much of 2014 improved in the third quarter as issuance dropped by only 2.5% as compared to the same period in 2013. Year to date, volume is still 10% below that of the first three quarters of 2013.

The Fund’s positioning on the yield curve and holdings in stronger-credit-quality securities generally drove Fund performance during the reporting period. As the Barclays 7-Year Municipal Bond Index outperformed the 5-year version of the index, and the Fund was short duration in relation to its benchmark, this drove relative Fund performance. At the same time, the Fund was short modified duration to the benchmark, which contributed to the Fund’s underperformance for the reporting period.

The Barclays 7-Year Municipal Bond Index is a point on the municipal bond yield curve (6–8 years) versus the Fund, which holds a laddered portfolio of bonds. Regarding high-yield/low investment grade, the Fund maintained its positioning in the Aa rating category, which underperformed the Baa rating category and other high-yield sectors of the market during the reporting period.

Derivatives were not used in the Fund during the three-month reporting period ended October 31, 2014.

HighMark Capital Management believes that between now and year-end 2014, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance but providing an environment conducive to positive relative Fund performance. HighMark is currently forecasting the 10-year U.S. Treasury to yield 2.75% at year-end 2014. This would be an increase of about 45 basis points (bps), leaving the yield still below the 3% level, which is where it was at the end of 2013.

The Fund is positioned short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment. The Fund’s core strategy of holding securities with strong investment-grade credit quality remains in place.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and David Wines

*	A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

Fund Commentary (con’t.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

**	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark California Intermediate Tax-Free Bond Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in fixed-income securities. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark California Intermediate Tax Free Bond Fund

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Institutional Service Class) returned 1.30%, underperforming the benchmark by 0.16% and the Lipper peer category median by 0.10%

•	The Fund’s shorter duration than that of the benchmark detracted from relative Fund performance during the reporting period

•	The Fund’s core strategy of holding securities with strong investment-grade credit quality remains in place

Asset Allocation†

Municipal Bonds	98.2%
Mutual Fund	0.6%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings††

California State, Economic Recovery, Refunding, GO, 5.25%, 07/01/21	2.6%
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB, 5.50%, 05/15/23	2.5%
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, 5.00%, 07/01/25	1.9%
Los Angeles, Refunding, GO, 5.00%, 09/01/23	1.7%
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, 5.00%, 07/01/22	1.6%
University of California, Limited Project Revenue, Refunding, RB, 5.00%, 05/15/24	1.6%
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	1.5%
Orange County, Sanitation District, Prerefunded Balance, COP, AGM Insured, 5.00%, 02/01/23	1.4%
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured, 5.25%, 05/01/19	1.4%
Mount Diablo, Unified School District, Refunding, GO, 5.00%, 08/01/23	1.4%
Other Holdings	82.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide HighMark California Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.24%	4.64%	3.54%	3.37%	–
	w/SC3	(1.02)%	2.26%	3.07%	3.13%	–
Class C1	w/o SC2	1.14%	4.19%	3.09%	2.88%	–
	w/SC4	0.14%	3.19%	3.09%	2.88%	–
Institutional Service Class[1,5,6]		1.30%	4.97%	3.82%	3.63%	–
Institutional Class[5]		1.31%	5.03%	–	–	5.99%	[7]
Barclays 7-Year Municipal Bond Index		1.46%	5.32%	5.00%	4.66%	–
CPI		(0.03)%	1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.15%	0.79%
Class C	1.40%	1.24%
Institutional Service Class	0.90%	0.54%
Institutional Class	0.65%	0.49%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark California Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark California Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark California Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark California Intermediate Tax-Free Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,022.70	4.03	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79
Class C Shares	Actual	(a)	1,000.00	1,020.40	6.31	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.95	6.31	1.24
Institutional Service Class Shares	Actual	(a)	1,000.00	1,024.80	2.76	0.54
	Hypothetical	(a)(b)	1,000.00	1,022.48	2.75	0.54
Institutional Class Shares	Actual	(a)	1,000.00	1,025.10	2.50	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund

Municipal Bonds 98.2%

	Principal Amount	Market Value

California 98.2%
Alhambra, Unified School District, Election 2004, GO, AGM Insured, Series B, 5.25%, 08/01/23	$1,150,000	$1,344,005
Alhambra, Unified School District, Refunding, GO Series A, 5.00%, 08/01/20	495,000	588,639
Series A, 5.00%, 08/01/21	475,000	569,696
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 08/01/25	345,000	402,725
Bay Area Toll Authority, San Francisco Bay Area, Refunding, RB Series F-1, 5.25%, 04/01/23	1,775,000	2,096,488
Series F-1, 5.00%, 04/01/24	715,000	864,085
Bay Area Water Supply & Conservation Agency, Capital Cost Recovery Prepayment Program, RB, Series A, 4.00%, 10/01/19	845,000	961,086
Burlingame, Elementary School District, Refunding, GO, AGM Insured, 5.25%, 07/15/16	795,000	861,390
California Educational Facilities Authority, Pepperdine University, Refunding, RB, Series 2012, 5.00%, 09/01/24	405,000	491,257
California State, Department of Water Resources, Central Valley Project, Prerefunded Balance, RB, National-RE Insured, Series AC, 5.00%, 12/01/21	85,000	85,345
California State, Department of Water Resources, Central Valley Project, Refunding, ETM, RB, AGM Insured, Series W, 5.50%, 12/01/14	10,000	10,045
California State, Department of Water Resources, Power Supply Revenue, RB, Sub-Series F-5, 5.00%, 05/01/22	1,325,000	1,515,694
California State, Department of Water Resources, Power Supply Revenue, Refunding, RB, AGM Insured Series H, 5.00%, 05/01/21	1,485,000	1,705,938
Series H, 5.00%, 05/01/22	1,810,000	2,073,192
California State, Economic Recovery, Prerefunded Balance, GO, Series A, 5.00%, 07/01/20	555,000	652,636
California State, Economic Recovery, Refunding, GO, Series A, 5.25%, 07/01/21	4,000,000	4,718,080
California State, Educational Facilities Authority Revenue, Santa Clara University, RB 5.25%, 04/01/23	250,000	284,352
5.25%, 04/01/24	695,000	790,500

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
California State, GO 5.00%, 10/01/20	$1,000,000	$1,197,120
5.00%, 11/01/24	2,000,000	2,377,480
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB Series G, 5.00%, 12/01/17	1,525,000	1,730,174
Series G, 5.00%, 12/01/21	1,000,000	1,231,890
California State, Refunding, GO, 5.00%, 12/01/17	1,545,000	1,695,699
California State, Refunding, GO, AMBAC Insured, 5.00%, 11/01/17	1,000,000	1,128,050
California State, University, Systemwide, RB, Series A, 5.25%, 11/01/22	255,000	300,140
California State, University, Systemwide, Refunding, RB Series A, 5.00%, 11/01/25	945,000	1,104,677
Series A, 5.00%, 11/01/26	1,500,000	1,748,310
California State, Various Purposes, GO 5.25%, 10/01/21	1,000,000	1,191,740
5.63%, 04/01/25	2,055,000	2,434,291
Campbell, Unified High School District, Refunding, GO, 5.25%, 08/01/25	695,000	812,247
Cerritos, Community College District, Election 2004, GO Series C, 5.25%, 08/01/24	450,000	527,045
Series C, 5.25%, 08/01/25	750,000	876,525
Chaffey, Community College District, Election 2002, GO, Series E, 5.00%, 06/01/23	1,000,000	1,216,720
Chaffey, Unified High School District, Refunding, GO, National-RE FGIC Insured, 5.00%, 08/01/15	1,100,000	1,139,941
Chino Valley, Unified School District, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	975,000	1,168,196
Citrus, Community College District, Election 2004, GO, Series C, 5.25%, 06/01/25	545,000	634,603
Desert Sands, Unified School District, Election 2001, GO 5.75%, 08/01/19	865,000	1,010,372
5.25%, 08/01/20	610,000	697,596
5.25%, 08/01/22	825,000	950,136
5.50%, 08/01/25	590,000	683,952
El Camino, Community College District, Refunding, GO, 5.00%, 08/01/21	1,250,000	1,515,325

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Fallbrook, Union Elementary School District, San Diego County, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	$720,000	$867,794
Gavilan, Joint Community College District, Refunding, GO, 5.00%, 08/01/21	1,000,000	1,207,290
Gilroy, Unified School District, Election 2008, GO, AGM Insured Series A, 5.25%, 08/01/22	1,945,000	2,278,003
Series A, 6.00%, 08/01/25	1,400,000	1,679,104
Grant, Joint Union High School District, Election 2006, GO, AGM Insured, 5.00%, 08/01/21	975,000	1,092,059
Hayward, Unified School District, Election 2008, GO, 5.00%, 08/01/25	1,000,000	1,069,850
Imperial, Irrigation District, Electric Revenue, Refunding, RB
Series B, 5.00%, 11/01/26	2,600,000	2,949,206
Kern, High School District, Refunding, GO 4.00%, 08/01/18	430,000	478,556
4.00%, 08/01/19	740,000	834,032
5.00%, 08/01/22	885,000	1,076,133
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 05/15/24	1,845,000	2,158,170
Long Beach, Unified School District, Election 2008, GO, Series A, 5.25%, 08/01/25	1,640,000	1,916,668
Long Beach, Unified School District, Refunding, GO, Series B, 5.25%, 08/01/24	1,570,000	1,838,800
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB, Series D, 5.00%, 05/15/24	1,100,000	1,290,520
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB Series A, 5.25%, 05/15/22	500,000	593,715
Series A, 5.00%, 05/15/23	1,000,000	1,180,150
Los Angeles, Community College District, Election 2003, GO, AGM Insured Series E, 5.00%, 08/01/17	1,000,000	1,078,750
Series E, 5.00%, 08/01/23	1,360,000	1,467,671
Los Angeles, Community College District, Election 2008, GO Series A, 5.50%, 08/01/22	1,695,000	2,031,237
Series A, 5.50%, 08/01/24	1,200,000	1,431,924
Los Angeles, GO, Series A, 5.00%, 09/01/24	950,000	1,146,422

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles, GO, National-RE Insured, Series 2006-A, 5.00%, 09/01/24	$1,000,000	$1,079,480
Los Angeles, Harbor Department Revenue, RB Series A, 5.00%, 08/01/20	2,090,000	2,482,021
Series A, 5.25%, 08/01/21	350,000	419,703
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	2,535,000	3,085,856
Los Angeles, Unified School District, Election 2002, GO, Series D, 5.25%, 07/01/24	1,000,000	1,176,450
Los Angeles, Unified School District, Election 2004, GO, Series I, 5.00%, 07/01/25	1,910,000	2,219,840
Los Angeles, Unified School District, Election 2008, Prerefunded Balance, GO, FGIC Insured, Series F, 5.00%, 07/01/19	680,000	732,856
Los Angeles, Waste Water System Revenue, Senior Lien, Refunding, RB, Series B, 5.00%, 06/01/24	1,535,000	1,859,514
Los Angeles, Water & Power Department Revenue, Power System, RB, Series A-2, 5.00%, 07/01/15	575,000	593,774
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB Series A, 5.00%, 07/01/18	1,425,000	1,643,623
Series A, 5.00%, 07/01/22	2,380,000	2,867,234
Manteca, Sewer Revenue, Refunding, RB, 5.00%, 12/01/22	1,580,000	1,894,704
Merced California Community College District, GO, 5.00%, 08/01/25	1,000,000	1,221,230
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/01/25	1,500,000	1,744,770
Modesto, Irrigation District, Electric Revenue, Refunding, RB Series A, 5.00%, 07/01/20	535,000	640,213
Series A, 5.00%, 07/01/21	750,000	906,953
Series A, 5.00%, 07/01/22	1,575,000	1,862,595
Mount Diablo, Unified School District, Election 2002, Refunding, GO Series B, 5.00%, 07/01/20	1,145,000	1,366,386
Series B-2, 5.00%, 07/01/24	2,000,000	2,396,980
Mount Diablo, Unified School District, Refunding, GO 5.00%, 08/01/23	2,125,000	2,511,750
5.00%, 08/01/26	300,000	347,013

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Northern California Transmission Agency Revenue, California-Oregon Project, Refunding, RB, Series A, 5.00%, 05/01/22	$1,200,000	$1,378,860
Ohlone, Community College District, Refunding, GO, 5.00%, 08/01/22	720,000	881,870
Orange County, Sanitation District, COP, AGM Insured, Series B, 5.00%, 02/01/17	530,000	584,569
Orange County, Sanitation District, Prerefunded Balance, COP, AGM Insured Series B, 5.00%, 02/01/23	2,350,000	2,588,690
Series B, 5.00%, 02/01/25	1,200,000	1,321,884
Pajaro Valley, Unified School District, Refunding, GO, Series A, 4.00%, 08/01/19	500,000	563,410
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	2,240,000	2,661,814
Port of Oakland, Intermediate Lien, Refunding, RB, National-RE Insured, Series B, 5.00%, 11/01/18	1,875,000	2,110,988
Redding, Electric System Revenue, Refunding, COP, AGM Insured Series A, 5.25%, 06/01/19	475,000	544,374
Series A, 5.00%, 06/01/22	1,525,000	1,726,879
Series A, 5.00%, 06/01/24	1,160,000	1,308,329
Riverside, Community College District, Refunding, Prerefunded Balance, GO, AGM Insured, 5.00%, 08/01/19	1,750,000	1,813,525
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, Series X, 5.00%, 08/15/18	1,000,000	1,155,730
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, AGM Insured Series U, 5.00%, 08/15/23	1,690,000	1,932,904
Series U, 5.00%, 08/15/24	595,000	679,567
Sacramento, Unified School District, Refunding, GO, 5.00%, 07/01/19	1,140,000	1,326,436
San Bernardino, Community College District, Election 2002, Prerefunded Balance, GO, Series A, 6.25%, 08/01/24	1,055,000	1,264,439
San Bernardino, Community College District, Refunding, GO Series A, 4.00%, 08/01/18	405,000	451,368
Series A, 5.00%, 08/01/20	1,000,000	1,196,820

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Diego, Community College District, Refunding, GO 5.00%, 08/01/20	$560,000	$675,718
5.00%, 08/01/21	400,000	488,904
5.00%, 08/01/24	1,000,000	1,221,520
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB Series B, 5.50%, 05/15/23	3,750,000	4,494,338
Series A, 5.25%, 05/15/26	1,675,000	1,981,324
San Diego, Public Facilities Financing Authority, Water Revenue, Refunding, RB, Series B, 5.00%, 08/01/21	1,000,000	1,170,300
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured 5.25%, 05/01/19	2,150,000	2,539,688
5.00%, 05/01/22	2,000,000	2,136,180
San Francisco City & County, Earthquake Safety, GO, Series E, 5.00%, 06/15/26	1,000,000	1,185,480
San Francisco City & County, General Hospital Improvement, GO, Series A, 5.25%, 06/15/24	250,000	292,575
San Francisco City & County, Public Utilities Commission, Water Revenue, RB, AGM Insured, Series A, 5.00%, 11/01/23	1,000,000	1,068,090
San Francisco City & County, Refunding, GO, Series R1, 5.00%, 06/15/24	755,000	915,052
San Francisco City & County, Unified School District, Prop A, Election 2006, GO, Series B, 5.25%, 06/15/23	950,000	1,119,243
San Francisco, Bay Area Rapid Transit, District Sales Tax Revenue, Refunding, RB, Series A, 5.00%, 07/01/23	500,000	606,125
San Francisco, Community College District, Election 2001, GO, National-RE Insured, Series B, 5.00%, 06/15/20	2,085,000	2,093,194
San Mateo Union High School District, Election 2006, GO Series 2013-A, 5.00%, 09/01/20	400,000	485,372
Series 2013-A, 5.00%, 09/01/22	1,000,000	1,241,870

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 07/15/24	$1,000,000	$1,162,240
Santa Maria, Joint Unified High School District, Election 2000, ETM, GO, AGM Insured, Series A, 5.50%, 08/01/15	510,000	530,426
Santa Rosa, High School District, Refunding, GO, AGM Insured, 5.00%, 08/01/24	1,090,000	1,251,102
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, Series A, 5.00%, 07/01/25	3,065,000	3,532,045
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Refunding, RB, Series A, 5.00%, 07/01/23	1,200,000	1,382,124
State Center, Community College District, Refunding, GO, 5.00%, 08/01/20	1,000,000	1,191,950
Stockton, Unified School District, Election 2005, GO, AGM Insured, 5.00%, 08/01/16	645,000	696,329
The Regents of the University of California Ltd. Project, Refunding, RB, Series G, 5.00%, 05/15/22	935,000	1,147,067
Torrance, Unified School District, Election 2008, Measure Z, GO, 5.50%, 08/01/25	1,000,000	1,177,600
University of California, Generated Revenue, RB, Series O, 5.50%, 05/15/22	2,000,000	2,396,980
University of California, Limited Project Revenue, Refunding, RB, Series G, 5.00%, 05/15/24	2,345,000	2,840,123
Upland, Unified School District, Refunding, GO, 5.00%, 08/01/25	500,000	582,695
Vista, Unified School District, Refunding, GO 5.00%, 08/01/21	500,000	601,525
5.00%, 08/01/22	500,000	607,985
5.00%, 08/01/24	300,000	359,622
West Valley-Mission, Community College District, Election 2012, GO, Series A, 5.00%, 08/01/24	1,615,000	1,964,195

Total Municipal Bonds (cost $167,993,408)		180,737,818

Mutual Fund 0.6%

	Shares	Market Value

Money Market Fund 0.6%
Goldman Sachs Tax Exempt California —Institutional Shares, 0.01% (a)	1,184,352	$1,184,352

Total Mutual Fund (cost $1,184,352)		1,184,352

Total Investments (cost $169,177,760) (b)(c) — 98.8%		181,922,170

Other assets in excess of liabilities — 1.2%		2,198,503

NET ASSETS — 100.0%		$184,120,673

(a)	Represents 7-day effective yield as of October 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	The following entity has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2014, the percentage attributed to Assured Guaranty Municipal Corporation was 16.51%.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

Ltd.	Limited

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $169,177,760)	$181,922,170
Interest and dividends receivable	2,528,395
Receivable for investments sold	1,750
Receivable for capital shares issued	184,572
Prepaid expenses	8,086

Total Assets	184,644,973

Liabilities:
Payable for investments purchased	92,412
Distributions payable	166,267
Payable for capital shares redeemed	98,964
Accrued expenses and other payables:
Investment advisory fees	46,574
Fund administration fees	10,367
Distribution fees	30,690
Administrative servicing fees	13,430
Accounting and transfer agent fees	6,646
Trustee fees	562
Custodian fees	727
Compliance program costs (Note 3)	377
Professional fees	38,665
Printing fees	14,518
Other	4,101

Total Liabilities	524,300

Net Assets	$184,120,673

Represented by:
Capital	$169,924,905
Accumulated undistributed net investment income	1,385
Accumulated net realized gains from investments	1,449,973
Net unrealized appreciation/(depreciation) from investments	12,744,410

Net Assets	$184,120,673

Net Assets:
Class A Shares	$53,860,184
Class C Shares	30,078,664
Institutional Service Class Shares	100,171,154
Institutional Class Shares	10,671

Total	$184,120,673

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,108,847
Class C Shares	2,863,758
Institutional Service Class Shares	9,453,794
Institutional Class Shares	1,007

Total	17,427,406

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark California Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.54
Class C Shares (b)	$10.50
Institutional Service Class Shares	$10.60
Institutional Class Shares	$10.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.78

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Interest income	$1,436,009	$6,309,387
Dividend income	28	148

Total Income	1,436,037	6,309,535

EXPENSES:
Investment advisory fees	235,281	1,018,976
Fund administration fees	31,231	166,272
Distribution fees Class A	34,702	164,728
Distribution fees Class C	56,587	251,360
Administrative servicing fees Class A	7,374	49,150
Administrative servicing fees Class C	3,750	5,242
Administrative servicing fees Institutional Service Class (b)	5,100	60,085
Registration and filing fees	5,461	11,284
Professional fees	34,263	50,431
Printing fees	11,553	17,219
Trustee fees	936	4,653
Custodian fees	1,966	8,024
Accounting and transfer agent fees	8,269	29,771
Compliance program costs (Note 3)	–	1,867
Other	1,320	27,469

Total expenses before earnings credit, fees waived, and expenses reimbursed	437,793	1,866,531

Earnings credit (Note 5)	(17)	(297)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(18,689)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(28,433)
Expenses reimbursed by adviser (Note 3)	(95,358)	(319,879)

Net Expenses	342,418	1,499,233

NET INVESTMENT INCOME	1,093,619	4,810,302

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	111,040	1,795,473
Net change in unrealized appreciation/(depreciation) from investments	1,122,015	4,282,229

Net realized/unrealized gains from investments	1,233,055	6,077,702

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,326,674	$10,888,004

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$1,093,619	$4,810,302		$5,979,705
Net realized gains from investments	111,040	1,795,473		150,196
Net change in unrealized appreciation/(depreciation) from investments	1,122,015	4,282,229		(9,210,247)

Change in net assets resulting from operations	2,326,674	10,888,004		(3,080,346)

Distributions to Shareholders From:
Net investment income:
Class A	(314,178)	(1,523,538)		(2,024,600)
Class C	(137,857)	(627,954)		(689,179)
Institutional Service Class (b)	(640,433)	(2,648,495)		(3,289,031)
Institutional Class	(68)	(228	)(c)	–
Net realized gains:
Class A	–	(130,280)		–
Class C	–	(66,279)		–
Institutional Service Class (b)	–	(203,718)		–
Institutional Class	–	(19	)(c)	–

Change in net assets from shareholder distributions	(1,092,536)	(5,200,511)		(6,002,810)

Change in net assets from capital transactions	(5,416,902)	(48,021,143)		(21,511,423)

Change in net assets	(4,182,764)	(42,333,650)		(30,594,579)

Net Assets:
Beginning of period	188,303,437	230,637,087		261,231,666

End of period	$184,120,673	$188,303,437		$230,637,087

Accumulated undistributed net investment income at end of period	$1,385	$30,150		$20,063

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$901,718	$16,143,389		$31,490,036
Dividends reinvested	273,369	1,244,489		1,519,633
Cost of shares redeemed	(5,525,280)	(37,861,210)		(46,078,095)

Total Class A Shares	(4,350,193)	(20,473,332)		(13,068,426)

Class C Shares (Note 11)
Proceeds from shares issued	1,887,820	4,749,449		15,323,206
Dividends reinvested	126,770	597,855		521,271
Cost of shares redeemed	(2,152,019)	(14,518,232)		(11,632,434)

Total Class C Shares	(137,429)	(9,170,928)		4,212,043

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	5,256,942	21,181,458		34,674,779
Dividends reinvested	199,944	1,052,228		1,295,602
Cost of shares redeemed	(6,386,234)	(40,620,816)		(48,625,421)

Total Institutional Service Class Shares	(929,348)	(18,387,130)		(12,655,040)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$10,000	(c)	$–
Dividends reinvested	68	247	(c)	–
Cost of shares redeemed	–	–	(c)	–

Total Institutional Class Shares	68	10,247	(c)	–

Change in net assets from capital transactions	$(5,416,902)	$(48,021,143)		$(21,511,423)

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	85,656	1,572,624		2,994,460
Reinvested	25,960	120,788		144,930
Redeemed	(525,522)	(3,687,683)		(4,403,602)

Total Class A Shares	(413,906)	(1,994,271)		(1,264,212)

Class C Shares (Note 11)
Issued	180,093	463,976		1,460,144
Reinvested	12,085	58,238		49,913
Redeemed	(204,968)	(1,418,052)		(1,118,976)

Total Class C Shares	(12,790)	(895,838)		391,081

Institutional Service Class Shares (Note 11) (b)
Issued	497,063	2,045,485		3,275,945
Reinvested	18,880	101,649		122,883
Redeemed	(603,179)	(3,939,157)		(4,630,981)

Total Institutional Service Class Shares	(87,236)	(1,792,023)		(1,232,153)

Institutional Class Shares
Issued	–	976	(c)	–
Reinvested	7	24	(c)	–
Redeemed	–	–	(c)	–

Total Institutional Class Shares	7	1,000	(c)	–

Total change in shares	(513,925)	(4,681,132)		(2,105,284)

Amounts	designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark California Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$10.47	0.06	0.07	0.13	(0.06)	–	(0.06)	$10.54	1.24%		$53,860,184	0.79%	2.27%	1.01%	1.45%
Year Ended July 31, 2014 (g)	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%		$57,843,395	0.79%	2.31%	0.98%	3.67%
Year Ended July 31, 2013 (g)	$10.54	0.23	(0.37)	(0.14)	(0.23)	–	(0.23)	$10.17	(1.38%	)	$76,478,399	0.79%	2.17%	1.25%	20.00%
Year Ended July 31, 2012 (g)	$10.14	0.24	0.40	0.64	(0.24)	–	(0.24)	$10.54	6.40%		$92,569,680	0.79%	2.30%	1.27%	34.00%
Year Ended July 31, 2011 (g)	$10.18	0.25	(0.04)	0.21	(0.25)	–	(0.25)	$10.14	2.13%		$78,038,152	0.79%	2.54%	1.27%	32.00%
Year Ended July 31, 2010 (g)	$9.98	0.30	0.22	0.52	(0.30)	(0.02)	(0.32)	$10.18	5.26%		$76,111,437	0.78%	2.97%	1.27%	17.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$10.43	0.05	0.07	0.12	(0.05)	–	(0.05)	$10.50	1.14%		$30,078,664	1.24%	1.83%	1.51%	1.45%
Year Ended July 31, 2014 (g)	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%		$30,015,316	1.24%	1.87%	1.43%	3.67%
Year Ended July 31, 2013 (g)	$10.50	0.18	(0.36)	(0.18)	(0.18)	–	(0.18)	$10.14	(1.72%	)	$38,244,483	1.24%	1.72%	1.50%	20.00%
Year Ended July 31, 2012 (g)	$10.10	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.50	5.96%		$35,519,408	1.24%	1.85%	1.52%	34.00%
Year Ended July 31, 2011 (g)	$10.15	0.21	(0.05)	0.16	(0.21)	–	(0.21)	$10.10	1.59%		$22,805,903	1.24%	2.09%	1.52%	32.00%
Year Ended July 31, 2010 (g)	$9.95	0.25	0.22	0.47	(0.25)	(0.02)	(0.27)	$10.15	4.82%		$14,859,778	1.23%	2.52%	1.52%	17.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.30%		$100,171,154	0.54%	2.50%	0.72%	1.45%
Year Ended July 31, 2014 (g)	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%		$100,434,193	0.54%	2.55%	0.71%	3.67%
Year Ended July 31, 2013 (g)	$10.60	0.26	(0.37)	(0.11)	(0.26)	–	(0.26)	$10.23	(1.12%	)	$115,914,205	0.54%	2.42%	1.00%	20.00%
Year Ended July 31, 2012 (g)	$10.19	0.27	0.41	0.68	(0.27)	–	(0.27)	$10.60	6.73%		$133,142,578	0.54%	2.55%	1.02%	34.00%
Year Ended July 31, 2011 (g)	$10.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)	$10.19	2.38%		$123,643,818	0.54%	2.79%	1.02%	32.00%
Year Ended July 31, 2010 (g)	$10.03	0.33	0.21	0.54	(0.32)	(0.02)	(0.34)	$10.23	5.49%		$112,406,697	0.53%	3.22%	1.02%	17.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.31%		$10,671	0.49%	2.56%	0.70%	1.45%
Period Ended July 31, 2014 (g)(j)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%		$10,533	0.49%	2.58%	0.64%	3.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark National Intermediate Tax Free Bond Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 1.04%** versus 1.46% for its benchmark, the Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate Municipal Debt Funds (consisting of 223 funds as of October 31, 2014) was 1.48% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The reporting period was another period of declining long-term interest rates and a flattening yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). As concerns about Puerto Rico’s fiscal condition subsided and investment-grade yields in the market declined, investors pushed back into high yield, driving significant outperformance from this sector of the market during the reporting period.

Stronger payrolls and lower unemployment trends continued to gain traction during the reporting period, although those developments were tempered by the low wage growth figures of about 2% year-on-year at the end of September 2014 that Federal Reserve Chair Janet Yellen and the Fed continue to cite as a concern. Though the Fed recently ended its program of purchasing bonds, known as quantitative easing or QE in October 2014, the timing of when the Fed would increase the federal funds rate remained a mystery. The key to the Fed’s decision to raise rates is not only an increase in wages but also a pickup in inflation.

Specific to the municipal bond market, the anemic new-issue supply that characterized much of 2014 improved in the third quarter as issuance dropped by only 2.5% as compared to the same period in 2013. Year to date, volume is still 10% below that of the first three quarters of 2013.

The Fund’s positioning on the yield curve and holdings in stronger-credit-quality securities generally drove Fund performance during the reporting period. As the Barclays 7-Year Municipal Bond Index outperformed the 5-year version of the index, and the Fund was short duration in relation to its benchmark, this drove relative Fund performance. At the same time, the Fund was short modified duration to the benchmark, which contributed to the Fund’s underperformance for the reporting period.

The Barclays 7-Year Municipal Bond Index is a point on the municipal bond yield curve (6–8 years) versus the Fund, which holds a laddered portfolio of bonds. Regarding high-yield/low investment grade, the Fund maintained its positioning in the Aa rating category, which underperformed the Baa rating category and other high-yield sectors of the market during the reporting period.

Derivatives were not used in the Fund during the three-month reporting period ended October 31, 2014.

HighMark Capital Management believes that between now and year-end 2014, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance but providing an environment conducive to positive relative Fund performance. HighMark is currently forecasting the 10-year U.S. Treasury to yield 2.75% at year-end 2014. This would be an increase of about 45 basis points (bps), leaving the yield still below the 3% level, which is where it was at the end of 2013.

The Fund is positioned short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment. The Fund’s core strategy of holding securities with strong investment-grade credit quality remains in place.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and David Wines

*	A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

Fund Commentary (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

**	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark National Intermediate Tax-Free Bond Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in fixed-income securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark National Intermediate Tax Free Bond Fund

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 1.04%, underperforming the benchmark by 0.42% and the Lipper peer category median by 0.44%.

•	The Fund’s positioning on the yield curve and holdings in stronger-credit-quality securities generally drove Fund performance during the reporting period.

•

HighMark Capital Management believes that between now and year-end 2014, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance but providing an environment conducive to positive relative Fund performance.

Asset Allocation†

Municipal Bonds	98.3%
Mutual Fund	0.5%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings††

Florida State, Board of Education, Public Education, Refunding, GO, 5.00%, 06/01/22	3.6%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, 5.00%, 11/15/19	3.1%
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, 5.00%, 01/01/19	3.1%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB, 5.25%, 07/15/24	3.0%
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, 5.00%, 10/15/20	2.9%
Chico, Unified School District, Election 1998, GO, AGM Insured, 5.00%, 08/01/25	2.7%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	2.7%
Hawaii State, Refunding, GO, 5.00%, 12/01/19	2.3%
Portland, Sewer System Revenue, Second Lien, Refunding, RB, AGM Insured, 5.00%, 06/15/23	2.3%
California State, Various Purposes, GO, 5.63%, 04/01/25	2.3%
Other Holdings	72.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide HighMark National Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.07%	3.95%	3.22%	3.30%	–
	w/SC3	(1.17)%	1.64%	2.75%	3.07%	–
Class C1	w/o SC2	0.87%	3.39%	2.79%	2.65%	–
	w/SC4	(0.13)%	2.39%	2.79%	2.65%	–
Institutional Service Class[1,5,6]		1.04%	4.12%	3.48%	3.55%	–
Institutional Class[5]		1.06%	4.17%	–	–	5.10%	[7]
Barclays 7-Year Municipal Bond Index		1.46%	5.32%	5.00%	4.66%
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.26%	0.77%
Class C	1.51%	1.22%
Institutional Service Class	1.01%	0.52%
Institutional Class	0.76%	0.47%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark National Intermediate Tax Free Bond Fund versus the Barclays 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark National Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark National Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark National Intermediate Tax Free Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,018.70	3.92	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.92	0.77
Class C Shares	Actual	(a)	1,000.00	1,015.50	6.20	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22
Institutional Service Class Shares	Actual	(a)	1,000.00	1,019.10	2.65	0.52
	Hypothetical	(a)(b)	1,000.00	1,022.58	2.65	0.52
Institutional Class Shares	Actual	(a)	1,000.00	1,019.20	2.39	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.84	2.40	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund

Municipal Bonds 98.3%

	Principal Amount	Market Value

Alaska 3.4%
Alaska State, International Airports Revenue, Refunding, RB, National-RE Insured, Series D, 5.00%, 10/01/22	$500,000	$541,450
Anchorage Alaska Schools, GO, Series B, 5.00%, 08/01/24	1,000,000	1,133,050
Anchorage Alaska Schools, Refunding, GO, National-RE FGIC Insured, Series B, 5.00%, 09/01/17	580,000	651,282

		2,325,782

Arizona 3.0%
Phoenix, Refunding, GO, Series A, 6.25%, 07/01/17	1,025,000	1,178,852
Tucson Arizona, Water System Revenue, RB, 5.00%, 07/01/21	775,000	885,903

		2,064,755

California 19.3%
Apple Valley Unified School District, California State, Refunding, GO, BAM Insured, 4.00%, 08/01/20	425,000	481,249
California State, Department of Water Resources, Power Supply Revenue, Refunding, RB, AGM Insured, Series H, 5.00%, 05/01/22	1,000,000	1,145,410
California State, GO, 5.00%, 10/01/20	750,000	897,840
California State, Various Purposes, GO, 5.63%, 04/01/25	1,300,000	1,539,941
Chico, Unified School District, Election 1998, GO, AGM Insured, Series B, 5.00%, 08/01/25	1,625,000	1,844,407
Long Beach, Unified School District, Election 2008, GO
Series A, 5.25%, 08/01/24	525,000	614,885
Series A, 5.25%, 08/01/25	1,000,000	1,168,700
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	1,000,000	1,217,300
Los Angeles, Unified School District, Election 2004, GO, Series I, 5.00%, 07/01/25	1,000,000	1,162,220
Redding, Electric System Revenue, Refunding, COP, AGM Insured, Series A, 5.00%, 06/01/22	1,000,000	1,132,380
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, National-RE FGIC Insured, 5.25%, 05/01/19	1,000,000	1,181,250

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Torrance, Unified School District, Election 2008, Measure Y, GO, 5.50%, 08/01/25	$775,000	$912,640

		13,298,222

Colorado 0.7%
Denver Colorado City & County School District No. 1, Refunding, GO, National-RE FGIC Insured, Series A, 5.25%, 12/01/21	390,000	478,998

Connecticut 1.7%
Connecticut State, GO, Series D, 5.00%, 11/01/19	1,000,000	1,178,700

Florida 8.8%
Florida State, Board of Education, Public Education, Refunding, GO
Series A, 5.00%, 06/01/18	525,000	601,660
Series C, 5.00%, 06/01/19	525,000	615,668
Series D, 5.00%, 06/01/22	2,000,000	2,413,100
Orlando, Utilities Commission, Utility System Revenue, Refunding, RB, Series A, 5.00%, 10/01/20	1,050,000	1,256,976
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, National-RE FGIC Insured, 5.50%, 10/01/21	970,000	1,208,843

		6,096,247

Hawaii 9.7%
Hawaii State, Refunding, GO
Series EA, 5.00%, 12/01/19	1,330,000	1,578,963
Series EF, 5.00%, 11/01/23	1,140,000	1,383,207
Honolulu City and County, Refunding, GO
Series B, 5.00%, 11/01/24	635,000	766,490
Series A, 5.00%, 04/01/25	1,080,000	1,242,788
Honolulu City and County, Wastewater System Revenue, Refunding, RB, Series B, 5.00%, 07/01/20	425,000	506,791
University of Hawaii Revenue, RB
Series A, 5.50%, 10/01/22	500,000	591,560
Series A, 5.50%, 10/01/23	500,000	590,520

		6,660,319

Idaho 5.5%
Idaho State, Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust, RB
Series A, 5.00%, 07/15/22	580,000	662,986
Series A, 5.25%, 07/15/24	1,780,000	2,044,259

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Idaho (continued)
Twin Falls County, School District No. 411, GO, National-RE Insured, 5.00%, 09/15/16	$1,000,000	$1,085,500

		3,792,745

Illinois 4.4%
Chicago, Board of Education, Dedicated Revenues, Refunding, Special Tax Revenue, AMBAC Insured, Series B, 5.00%, 12/01/23	875,000	920,868
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, Series B, 5.00%, 01/01/19	1,930,000	2,098,508

		3,019,376

Maryland 0.8%
Maryland State, State & Local Facilities-3rd, GO, Series A, 5.00%, 11/01/18	500,000	580,780

Massachusetts 6.4%
Massachusetts Bay Transportation Authority, Refunding, RB, Series A, 5.25%, 07/01/20	300,000	363,804
Massachusetts State Development Finance Agency, Harvard University, Refunding, RB, Series B-1, 5.00%, 10/15/20	1,620,000	1,958,515
Massachusetts State, Bay Transportation Authority, Massachussets Sales Tax Revenue, Refunding, RB, Senior Series A, Series A, 5.25%, 07/01/18	600,000	695,574
Massachusetts State, Water Resources Authority, Refunding, RB, Series B, 5.00%, 08/01/19	415,000	489,132
Massachusetts State, Water Resources Authority, Refunding, RB, National-RE Insured, Series A, 5.25%, 08/01/16	810,000	879,498

		4,386,523

Minnesota 1.5%
State of Minnesota, GO, Series A, 5.00%, 10/01/20	840,000	1,014,569

Nevada 2.7%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	1,620,000	1,835,071

New Jersey 4.1%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB,
Series A, 5.25%, 12/15/21	760,000	883,743
Series A, 5.50%, 12/15/22	1,020,000	1,207,099

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey (continued)
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, AGM Insured, Series C, 5.50%, 12/15/17	$625,000	$705,644

		2,796,486

New York 4.5%
New York City, GO, 5.00%, 08/01/20	500,000	592,290
New York City, GO, AGM Insured, Fiscal 2008, Sub-Series C-1, 5.00%, 10/01/24	705,000	784,312
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, Series B, 5.00%, 04/01/21	1,075,000	1,225,339
New York State, Thruway Authority, State Personal Transportation, Special Tax Revenue, Series A, 5.00%, 03/15/18	430,000	489,435

		3,091,376

Oregon 2.2%
Portland, Sewer System Revenue, Second Lien, Refunding, RB, AGM Insured, Series B, 5.00%, 06/15/23	1,360,000	1,545,273

Pennsylvania 0.6%
Pennsylvania State, Refunding, GO, 5.00%, 07/01/17	385,000	429,960

Texas 13.4%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, Series D, 5.00%, 11/15/19	1,800,000	2,128,158
Lamar Consolidated Independent School District Schoolhouse, GO, PSF Insured, 5.00%, 02/15/17	800,000	882,552
Lower Colorado River Authority, RB
5.00%, 05/15/21	1,100,000	1,264,967
5.00%, 05/15/22	800,000	918,080
5.00%, 05/15/23	90,000	103,072
North East Independent School District, Texas School Building, GO, PSF Insured, Series A, 5.00%, 08/01/17	650,000	729,527
San Antonio, Water Revenue, Refunding, RB, 5.00%, 05/15/23	500,000	604,320
San Antonio, Water Revenue, Refunding, RB, National-RE FGIC Insured, 5.00%, 05/15/17	1,000,000	1,112,330
Texas State, University Systems Financing Revenue, Refunding, RB, 5.25%, 03/15/21	1,280,000	1,459,904

		9,202,910

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Virginia 2.2%
Fairfax County, Public Improvements, GO, Series A, 5.00%, 04/01/19	$500,000	$571,095
Newport News, General Improvement, Prerefunded Balance, GO, Series A, 5.00%, 07/01/24	785,000	941,984

		1,513,079

Washington 3.4%
King & Pierce County, School District No. 408, Refunding, GO, 5.00%, 12/01/21	1,000,000	1,169,040
Washington State, Various Purpose, Prerefunded Balance, GO, Series A, 5.00%, 07/01/19	500,000	558,815
Washington State, Various Purpose, Refunding, GO, Series R, 5.00%, 07/01/20	520,000	621,639

		2,349,494

Total Municipal Bonds (cost $63,576,866)		67,660,665

Mutual Fund 0.5%

	Shares

Money Market Fund 0.5%
Dreyfus Tax Exempt Cash Management — Institutional Shares, 0.00% (a)	326,870	326,870

Total Mutual Fund (cost $326,870)		326,870

Total Investments (cost $63,903,736) (b)(c) — 98.8%		67,987,535

Other assets in excess of liabilities — 1.2%		854,988

NET ASSETS — 100.0%		$68,842,523

(a)	Represents 7-day effective yield as of October 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(b)	The following entity has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2014, the percentages attributed to Assured Guaranty Municipal Corporation and Financial Guaranty Insurance Corporation were 13.61% and 6.81%, respectively.

AGM	Assured Guaranty Municipal Corporation

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

PSF	Priority Solidarity Fund

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $63,903,736)	$67,987,535
Interest receivable	887,822
Receivable for capital shares issued	106,753
Prepaid expenses	35,827

Total Assets	69,017,937

Liabilities:
Distributions payable	81,074
Payable for capital shares redeemed	17,803
Accrued expenses and other payables:
Investment advisory fees	806
Fund administration fees	8,239
Distribution fees	5,609
Administrative servicing fees	7,399
Accounting and transfer agent fees	2,631
Trustee fees	209
Custodian fees	228
Compliance program costs (Note 3)	1,368
Professional fees	37,529
Printing fees	8,824
Other	3,695

Total Liabilities	175,414

Net Assets	$68,842,523

Represented by:
Capital	$63,548,238
Accumulated undistributed net investment income	60
Accumulated net realized gains from investments	1,210,426
Net unrealized appreciation/(depreciation) from investments	4,083,799

Net Assets	$68,842,523

Net Assets:
Class A Shares	$12,681,242
Class C Shares	4,464,546
Institutional Service Class Shares	51,686,161
Institutional Class Shares	10,574

Total	$68,842,523

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,102,206
Class C Shares	387,554
Institutional Service Class Shares	4,489,860
Institutional Class Shares	919

Total	5,980,539

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark National Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.51
Class C Shares (b)	$11.52
Institutional Service Class Shares	$11.51
Institutional Class Shares	$11.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.77

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Interest income	$514,601	$2,378,066
Dividend income	–	2

Total Income	514,601	2,378,068

EXPENSES:
Investment advisory fees	88,186	390,489
Fund administration fees	25,113	109,605
Distribution fees Class A	8,429	40,314
Distribution fees Class C	8,681	42,616
Administrative servicing fees Class A	1,335	12,846
Administrative servicing fees Class C	449	572
Administrative servicing fees Institutional Service Class (b)	3,063	35,962
Registration and filing fees	11,295	41,973
Professional fees	33,659	43,194
Printing fees	7,948	12,767
Trustee fees	302	1,834
Custodian fees	789	3,171
Accounting and transfer agent fees	4,087	10,055
Compliance program costs (Note 3)	–	1,735
Other	596	14,765

Total expenses before earnings credit, fees waived and expenses reimbursed	193,932	761,898

Earnings credit (Note 5)	(44)	(169)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(4,284)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(15,565)
Expenses reimbursed by adviser (Note 3)	(85,316)	(255,947)

Net Expenses	108,572	485,933

NET INVESTMENT INCOME	406,029	1,892,135

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	197,487	1,077,555
Net change in unrealized appreciation/(depreciation) from investments	125,987	556,200

Net realized/unrealized gains from investments	323,474	1,633,755

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$729,503	$3,525,890

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$406,029	$1,892,135		$2,472,643
Net realized gains from investments	197,487	1,077,555		828,693
Net change in unrealized appreciation/(depreciation) from investments	125,987	556,200		(4,224,048)

Change in net assets resulting from operations	729,503	3,525,890		(922,712)

Distributions to Shareholders From:
Net investment income:
Class A	(72,417)	(366,775)		(449,232)
Class C	(19,629)	(104,001)		(160,274)
Institutional Service Class (b)	(314,145)	(1,419,543)		(1,887,503)
Institutional Class	(65)	(226	)(c)	–
Net realized gains:
Class A	–	(173,393)		(75,784)
Class C	–	(58,083)		(29,953)
Institutional Service Class (b)	–	(567,480)		(257,137)
Institutional Class	–	(100	)(c)	–

Change in net assets from shareholder distributions	(406,256)	(2,689,601)		(2,859,883)

Change in net assets from capital transactions	(2,153,173)	(18,479,627)		(8,059,890)

Change in net assets	(1,829,926)	(17,643,338)		(11,842,485)

Net Assets:
Beginning of period	70,672,449	88,315,787		100,158,272

End of period	$68,842,523	$70,672,449		$88,315,787

Accumulated undistributed net investment income at end of period	$60	$3,018		$1,428

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$24,452	$5,135,974		$8,288,589
Dividends reinvested	58,751	360,673		314,655
Cost of shares redeemed	(1,387,236)	(9,659,205)		(8,904,688)

Total Class A Shares	(1,304,033)	(4,162,558)		(301,444)

Class C Shares (Note 11)
Proceeds from shares issued	600	407,245		2,009,124
Dividends reinvested	18,922	150,187		152,335
Cost of shares redeemed	(363,830)	(3,060,213)		(2,602,230)

Total Class C Shares	(344,308)	(2,502,781)		(440,771)

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	1,150,132	4,188,054		12,657,301
Dividends reinvested	82,928	834,836		686,042
Cost of shares redeemed	(1,737,957)	(16,847,504)		(20,661,018)

Total Institutional Service Class Shares	(504,897)	(11,824,614)		(7,317,675)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$10,000	(c)	$–
Dividends reinvested	65	326	(c)	–
Cost of shares redeemed	–	–	(c)	–

Total Institutional Class Shares	65	10,326	(c)	–

Change in net assets from capital transactions	$(2,153,173)	$(18,479,627)		$(8,059,890)

SHARE TRANSACTIONS:
Class A Shares(Note 11)
Issued	2,118	454,122		714,223
Reinvested	5,109	31,839		26,898
Redeemed	(120,561)	(853,046)		(767,467)

Total Class A Shares	(113,334)	(367,085)		(26,346)

Class C Shares(Note 11)
Issued	52	35,884		171,146
Reinvested	1,643	13,251		13,017
Redeemed	(31,641)	(269,524)		(223,034)

Total Class C Shares	(29,946)	(220,389)		(38,871)

Institutional Service Class Shares(Note 11) (b)
Issued	99,986	368,489		1,077,972
Reinvested	7,209	73,868		58,586
Redeemed	(150,869)	(1,485,682)		(1,774,237)

Total Institutional Service Class Shares	(43,674)	(1,043,325)		(637,679)

Institutional Class Shares
Issued	–	884	(c)	–
Reinvested	6	29	(c)	–
Redeemed	–	–	(c)	–

Total Institutional Class Shares	6	913	(c)	–

Total change in shares	(186,948)	(1,629,886)		(702,896)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark National Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$11.45	0.06	0.06	0.12	(0.06)	–	(0.06)	$11.51	1.07%		$12,681,242	0.77%	2.15%	1.27%	2.33%
Year Ended July 31, 2014 (g)	$11.32	0.26	0.24	0.50	(0.26)	(0.11)	(0.37)	$11.45	4.49%		$13,921,742	0.77%	2.28%	1.14%	10.35%
Year Ended July 31, 2013 (g)	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%
Year Ended July 31, 2012 (g)	$11.42	0.28	0.36	0.64	(0.28)	–	(0.28)	$11.78	5.70%		$18,949,616	0.77%	2.46%	1.33%	20.00%
Year Ended July 31, 2011 (g)	$11.48	0.29	(0.06)	0.23	(0.29)	–	(0.29)	$11.42	2.08%		$23,674,401	0.77%	2.56%	1.33%	22.00%
Year Ended July 31, 2010 (g)	$11.20	0.31	0.28	0.59	(0.31)	–	(0.31)	$11.48	5.33%		$22,334,709	0.76%	2.74%	1.32%	14.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$11.47	0.05	0.05	0.10	(0.05)	–	(0.05)	$11.52	0.87%		$4,464,546	1.22%	1.70%	1.76%	2.33%
Year Ended July 31, 2014 (g)	$11.33	0.21	0.25	0.46	(0.21)	(0.11)	(0.32)	$11.47	4.11%		$4,787,696	1.22%	1.83%	1.57%	10.35%
Year Ended July 31, 2013 (g)	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%
Year Ended July 31, 2012 (g)	$11.43	0.23	0.36	0.59	(0.23)	–	(0.23)	$11.79	5.22%		$7,978,232	1.22%	2.01%	1.58%	20.00%
Year Ended July 31, 2011 (g)	$11.49	0.24	(0.06)	0.18	(0.24)	–	(0.24)	$11.43	1.71%		$4,161,043	1.22%	2.11%	1.58%	22.00%
Year Ended July 31, 2010 (g)	$11.40	0.17	0.20	0.37	(0.28)	–	(0.28)	$11.49	2.25%		$2,362,903	1.21%	2.29%	1.57%	14.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.04%		$51,686,161	0.52%	2.40%	1.00%	2.33%
Year Ended July 31, 2014 (g)	$11.33	0.29	0.24	0.53	(0.29)	(0.11)	(0.40)	$11.46	4.75%		$51,952,550	0.52%	2.53%	0.87%	10.35%
Year Ended July 31, 2013 (g)	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%
Year Ended July 31, 2012 (g)	$11.43	0.31	0.35	0.66	(0.31)	–	(0.31)	$11.78	5.87%		$73,230,424	0.52%	2.71%	1.08%	20.00%
Year Ended July 31, 2011 (g)	$11.48	0.32	(0.05)	0.27	(0.32)	–	(0.32)	$11.43	2.43%		$79,902,327	0.52%	2.81%	1.08%	22.00%
Year Ended July 31, 2010 (g)	$11.20	0.34	0.28	0.62	(0.34)	–	(0.34)	$11.48	5.60%		$81,120,621	0.51%	2.99%	1.07%	14.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.06%		$10,574	0.47%	2.45%	0.97%	2.33%
Period Ended July 31, 2014 (g)(j)	$11.31	0.25	0.26	0.51	(0.25)	(0.11)	(0.36)	$11.46	4.61%		$10,461	0.47%	2.55%	0.80%	10.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Short Term Bond Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 0.17%** versus 0.39% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 317 funds as of October 31, 2014) was 0.16% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, for the first time in more than a year, risk assets came under some pressure as the Federal Reserve’s program of purchasing bonds, known as quantitative easing (QE), ended in October 2014 and the Fed stepped up its rhetoric about an eventual increase in interest rates. As a result, volatility increased from extremely low levels, and lower-quality assets underperformed. Corporate bond spreads in the 1- to 3-year sector increased from 59 basis points (bps) to 73 bps, resulting in a 9-basis-point underperformance relative to equivalent-duration Treasurys. Among higher-quality assets, Agency mortgage-backed securities performed well, outgaining Treasurys by 13 bps for the reporting period, while asset-backed securities outperformed Treasurys by 8 bps for the same time period.

Despite the talk of higher rates in 2015, interest rates declined during the reporting period. While short-term Treasury bills (T-bills) declined only a basis point or two, five-year rates were 14 bps lower, and 10-year and 30-year yields fell by 22 and 25 bps, respectively. Slowing global growth and geopolitical concerns resulted in U.S. Treasurys having the best returns for the reporting period, while both investment-grade and high-yield corporate bonds underperformed for the same time period.

The Fund underperformed its benchmark during the reporting period, primarily due to the Fund’s sector exposure. Although mortgage-backed and asset-backed securities outperformed Treasurys for the reporting period, the positive effect within the Fund was offset by a much larger weight in the Fund in investment-grade corporate bonds, where spreads widened, and therefore such bonds underperformed Treasurys.

Individual issuers that contributed positively to Fund performance during the reporting period included Fund holdings in General Motors Corp., Ball Corp., Royal Bank of Canada and BB&T Corp. Issues that detracted from Fund performance during the reporting period included Fund holdings in Bank of America Corp., AT&T Inc., Actavis plc and Mylan Laboratories Inc.

Derivatives were not used in the Fund during the three-month reporting period ended October 31, 2014.

The Fed ended its QE program in October 2014 and has now turned its attention toward completing its promise to keep interest rates low for a “considerable period of time.” With financial assets having performed extraordinarily well during the past five years, concern has grown that Fed policy has led to excessive risk-taking and may be contributing to financial instability rather than mitigating it. The Fed has been increasingly vocal about the need to raise rates at some point, with several Fed governors warning that a rate increase could come sooner than the markets expect. The markets remain focused on the deteriorating global economic and geopolitical environments, however, knowing that Fed policy ultimately is determined by economic fundamentals.

With growth in Europe, Brazil and Russia barely above zero, China slowing and Japan in a continued slump despite massive quantitative easing, investors rightly wonder if the United States can sustain higher rates without risking a slowdown. As a result, we continue to believe that a significant rise in interest rates is still some distance in the future, although a small increase in the federal funds rate in the latter half of 2015 would not be a surprise. After the recent modest spread widening, investment-grade corporate bonds continue to provide relatively attractive investment opportunities, primarily as a result of their income advantage over Treasurys.

Fund Commentary (con’t.)	Nationwide HighMark Short Term Bond Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, Gregory Lugosi, E. Jack Montgomery and David Wines

*	A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.
**	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Short Term Bond Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Short Term Bond Fund

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide HighMark Short Term Bond Fund (Institutional Service Class) returned 0.17%, underperforming the benchmark by 0.22% and outperforming the Lipper peer category median by 0.01%

•	The Fund underperformed its benchmark during the reporting period, primarily due to the Fund’s sector exposure

•	Individual issuers that contributed positively to Fund performance during the reporting period included Fund holdings in General Motors Corp., Ball Corp., Royal Bank of Canada and BB&T Corp.

Asset Allocation†

Corporate Bonds	56.5%
Asset-Backed Securities	16.1%
U.S. Government Mortgage Backed Agencies	11.3%
Commercial Mortgage Backed Securities	7.9%
U.S. Treasury Notes	4.7%
Collateralized Mortgage Obligations	2.3%
Sovereign Bond	0.4%
Bank Loan	0.1%
Yankee Dollar	0.1%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Banks	17.4%
Automobiles	13.1%
Pharmaceuticals	4.9%
Credit Card	2.7%
Health Care Providers & Services	2.4%
Consumer Finance	2.4%
Beverages	2.3%
Diversified Telecommunication Services	2.1%
Oil, Gas & Consumable Fuels	2.0%
Insurance	1.9%
Other Industries	48.8%
100.0%

Top Holdings††

U.S. Treasury Notes, 0.50%, 07/31/17	3.6%
Federal National Mortgage Association Pool, 3.00%, 05/01/24	2.0%
DBUBS Mortgage Trust, 3.74%, 11/10/46	1.9%
Mylan, Inc., 7.88%, 07/15/20	1.9%
Wells Fargo & Co., 1.40%, 09/08/17	1.7%
Citibank Credit Card Issuance Trust, 1.32%, 09/07/18	1.6%
Ford Credit Auto Owner Trust, 0.67%, 04/15/18	1.6%
Bank of America Corp., 1.27%, 01/15/19	1.6%
American International Group, Inc., 5.05%, 10/01/15	1.6%
Ford Motor Credit Co. LLC, 1.68%, 09/08/17	1.5%
Other Holdings	81.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide HighMark Short Term Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	0.20%		0.70%	1.59%	2.62%	[3]
	w/SC4	(2.05)%		(1.56)%	1.14%	2.39%	[3]
Class C1	w/o SC2	(0.01)%		0.23%	1.12%	2.21%	[3]
	w/SC5	(1.01)%		(0.77)%	1.12%	2.21%	[3]
Institutional Service Class[1,6,7]		0.17%		0.98%	1.85%	2.90%	[3]
Institutional Class[6]		0.28%		1.01%	–	1.31%	[8]
Barclays U.S. 1-3 Yr Gov’t/Credit Bond Index		0.39%		0.89%	1.45%
CPI		(0.03)%	*	1.66%	1.89%	2.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of November 2, 2004.

[4]	A 2.25% front-end sales charge was deducted. Prior to December 1, 2005, the front-end sales charge was 3.25%.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.06%	0.85%
Class C	1.31%	1.30%
Institutional Service Class	0.81%	0.60%
Institutional Class	0.56%	0.55%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014), supplement dated June 11, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark Short Term Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Short Term Bond Fund since inception* through 10/31/14 versus the Barclays U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Short Term Bond Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Short Term Bond Fund.

Shareholder Expense Example	Nationwide HighMark Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Short Term Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,001.30	3.83	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.87	0.76
Class C Shares	Actual	(a)	1,000.00	999.45	6.15	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22
Institutional Service Class Shares	Actual	(a)	1,000.00	1,002.70	2.42	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48
Institutional Class Shares	Actual	(a)	1,000.00	1,003.80	2.27	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.94	2.29	0.45

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide HighMark Short Term Bond Fund

Asset-Backed Securities 16.1%

	Principal Amount	Market Value

Automobiles 10.7%
Ally Auto Receivables Trust, Series 2013-1, Class A3, 0.63%, 05/15/17	$2,510,902	$2,513,655
ARI Fleet Lease Trust, Series 2012-B, Class A, 0.45%, 01/15/21 (a)(b)	687,760	687,414
Avis Budget Rental Car Funding AESOP LLC
Series 2011-2A, Class A, 2.37%, 11/20/14 (b)	125,000	125,087
Series 2012-2A, Class A, 2.80%, 05/20/18 (b)	5,200,000	5,364,018
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	319,385	319,444
CarMax Auto Owner Trust
Series 2013-2, Class A3, 0.64%, 01/16/18	6,000,000	6,001,631
Series 2014-3, Class A3, 1.16%, 06/17/19	5,050,000	5,053,967
Enterprise Fleet Financing LLC
Series 2013-1, Class A2, 0.68%, 09/20/18 (b)	1,181,300	1,181,648
Series 2014-2, Class A2, 1.05%, 03/20/20 (b)	5,750,000	5,749,483
Ford Credit Auto Owner Trust, Series 2013-D, Class A3, 0.67%, 04/15/18	7,700,000	7,697,522
Hertz Vehicle Financing LLC
Series 2010-1A, Class A2, 3.74%, 02/25/17 (b)	5,000,000	5,160,298
Series 2011-1A, Class A1, 2.20%, 03/25/16 (b)	1,166,667	1,170,611
Honda Auto Receivables Owner Trust
Series 2013-4, Class A3, 0.69%, 09/18/17	1,900,000	1,900,283
Series 2014-1, Class A3, 0.67%, 11/21/17	2,000,000	1,997,146
Series 2014-3, Class A3, 0.88%, 06/15/18	4,500,000	4,499,321
Hyundai Auto Receivables Trust, Series 2012-A, Class A3, 0.72%, 03/15/16	905	905
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (b)	158,484	158,499
Toyota Auto Receivables Owner Trust
Series 2012-A, Class A3, 0.75%, 02/16/16	191,360	191,539
Series 2012-B, Class A3, 0.46%, 07/15/16	1,101,176	1,101,520

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobiles (continued)
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	$680,070	$681,099

		51,555,090

Credit Card 2.7%
Chase Issuance Trust, Series 2014-A6, Class A6, 1.26%, 07/15/19	5,000,000	5,007,465
Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 09/07/18	7,800,000	7,865,633

		12,873,098

Other 2.3%
AEP Texas Central Transition Funding LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	1,526,131	1,524,791
CAL Funding Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (b)	800,000	800,436
Centerpoint Energy Transition Bond Co. II LLC, Series 2005-A, Class A4, 5.17%, 08/01/19	1,554,445	1,643,652
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	379,576	379,739
CenterPoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.19%, 02/01/20	595,217	615,923
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	597,410	622,001
Consumers Funding LLC, Series 2001-1, Class A6, 5.76%, 10/20/16	271,955	280,710
Entergy Gulf States Reconstruction Funding 1 LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	762,682	821,647
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1, 2.12%, 02/01/16	75,706	76,010
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Class A1, 0.96%, 07/01/18	1,418,644	1,419,877

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	$434,979	$450,715
PSE&G Transition Funding LLC, Series 2001-1, Class A8, 6.89%, 12/15/17	2,183,846	2,271,078

		10,906,579

Student Loan 0.4%
SLM Private Education Loan Trust, Series 2011-A, Class A1, 1.15%, 10/15/24 (a)(b)	882,721	887,333
SLM Student Loan Trust, Series 2011-2, Class A1, 0.75%, 11/25/27 (a)	1,228,767	1,233,934

		2,121,267

Total Asset-Backed Securities (cost $77,562,467)		77,456,034

Bank Loan 0.1%
Food Products 0.1%
HJ Heinz Co., Term B-1 Loan, 2.53%, 06/07/19	493,750	488,472

Total Bank Loan (cost $491,275)		488,472

Collateralized Mortgage Obligations 2.3%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 03/25/33 (b)	367,334	355,632
Federal Home Loan Mortgage Corp. REMICS
Series 3728, Class EA, 3.50%, 09/15/20	83,928	84,778
Series 3755, Class AL, 1.50%, 11/15/20	181,387	183,219
Series 3645, Class EH, 3.00%, 12/15/20	90,577	93,860
Series 3852, Class EA, 4.50%, 12/15/21	162,726	172,942
Series 4060, Class EA, 1.75%, 06/15/22	719,138	724,117
Series 3627, Class QG, 4.00%, 07/15/23	54,581	55,379
Series 3501, Class AC, 4.00%, 08/15/23	81,428	84,731
Series 3585, Class LA, 3.50%, 10/15/24	267,305	280,662
Series 3609, Class LE, 3.00%, 12/15/24	152,764	158,193
Series 3718, Class BC, 2.00%, 02/15/25	222,589	226,819
Series 3721, Class PE, 3.50%, 09/15/40	364,900	384,246
Federal National Mortgage Association REMICS
Series 2003-3, Class BC, 5.00%, 02/25/18	117,334	123,338
Series 2011-69, Class AC, 2.00%, 05/25/18	159,379	161,996
Series 2010-95, Class BK, 1.50%, 02/25/20	233,088	235,790

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2012-99, Class TC, 1.50%, 09/25/22	$973,245	$972,205
Series 2611, Class HD, 5.00%, 05/15/23	353,333	384,983
Series 2010-50, Class AD, 3.00%, 01/25/24	31,790	32,365
Series 2010-57, Class AQ, 3.00%, 08/25/24	10,563	10,758
Series 2012-93, Class DP, 1.50%, 09/25/27	724,632	723,169
Series 2012-100, Class WA, 1.50%, 09/25/27	757,783	736,076
Series 2010-66, Class QA, 4.50%, 08/25/39	127,158	133,982
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	214,033	220,440
Series 2009-66, Class LG, 2.25%, 05/16/39	240,212	244,651
Series 2009-104, Class KE, 2.50%, 08/16/39	202,948	209,445
Series 2010-4, Class JC, 3.00%, 08/16/39	243,693	251,172
Series 2009-88, Class QE, 3.00%, 09/16/39	652,442	677,985
Series 2011-39, Class NE, 3.50%, 09/16/39	429,951	454,175
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	215,403	216,846
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (a)	381,395	382,462
Series 2012-2, Class A2, 3.50%, 04/25/42 (a)	636,510	644,269
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (a)	1,064,881	1,015,994
Washington Mutual Mortgage Pass Through Certificates Trust, Series 2005-8, Class 1A8, 5.50%, 10/25/35	32,747	30,694
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.62%, 12/25/33 (a)	150,508	151,695

Total Collateralized Mortgage Obligations (cost $10,921,832)		10,819,068

Commercial Mortgage Backed Securities 7.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.67%, 07/10/43	400,000	406,628

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A1, 1.56%, 12/15/47	$73,358	$73,539
Series 2011-C2, Class A2, 3.06%, 12/15/47	630,000	650,884
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	552,145	550,455
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A1, 0.67%, 10/15/45	191,069	190,081
Commercial Mortgage Trust
Series 2012-CR2, Class A2, 2.03%, 08/15/45	700,000	710,477
Series 2013-CR8, Class A1, 1.02%, 06/10/46	3,431,508	3,427,716
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (b)	9,021,541	9,305,866
Federal National Mortgage Association-ACES
Series 2012-M8, Class AB1, 1.36%, 05/25/22	174,128	171,174
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	115,000	115,317
Series 2012-M8, Class A1, 1.54%, 05/25/22	58,055	57,429
Series 2012-M9, Class AB1, 1.37%, 04/25/22	420,576	420,805
Government National Mortgage Association
Series 2006-42, Class B, 4.99%, 08/16/46 (a)	119,200	120,622
Series 2011-20, Class A, 1.88%, 04/16/32	384,068	384,702
GS Mortgage Securities Trust
Series 2011-GC5, Class A1, 1.47%, 08/10/44	168,581	169,451
Series 2012-GC6, Class A1, 1.28%, 01/10/45	132,194	132,781
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class A1, 1.03%, 05/15/45	24,783	24,829
Series 2012-C8, Class A1, 0.71%, 10/15/45	491,533	491,220
Series 2013-C16, Class A1, 1.22%, 12/15/46	4,766,735	4,766,796
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class A1, 1.23%, 11/15/45	4,565,913	4,569,795

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMBB Commercial Mortgage Securities Trust (continued)
Series 2014-C19, Class A1, 1.27%, 04/15/47	$1,108,367	$1,107,346
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A1, 0.66%, 11/15/45	498,346	495,825
Series 2013-C11, Class A1, 1.31%, 08/15/46	4,774,489	4,792,368
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A1, 1.01%, 05/10/63	160,626	160,674
Series 2012-C3, Class A1, 0.73%, 08/10/49	918,072	913,955
Series 2013-C5, Class A1, 0.78%, 03/10/46	352,175	349,711
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, 5.24%, 10/15/44 (a)	324,710	332,617
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	879,937	876,568
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A1, 1.08%, 04/15/45	178,245	178,656
Series 2012-C9, Class A1, 0.67%, 11/15/45	714,854	710,951
Series 2014-C20, Class A1, 1.28%, 05/15/47	1,643,963	1,642,600

Total Commercial Mortgage Backed Securities (cost $38,424,152)		38,301,838

Corporate Bonds 56.5%
Aerospace & Defense 1.1%
L-3 Communications Corp.,
3.95%, 11/15/16	2,830,000	2,978,605
1.50%, 05/28/17	2,038,000	2,026,113
United Technologies Corp.,
0.73%, 06/01/15 (a)	200,000	200,589

		5,205,307

Airlines 0.9%
Continental Airlines Pass Through Trust,
Series 2010-A, Class A, 4.75%, 01/12/21	1,120,200	1,197,214
Delta Air Lines Pass Through Trust,
Series 2011-1, 5.30%, 04/15/19	1,847,652	2,007,013
Series 2012-1, Class A, 4.75%, 05/07/20	896,792	952,841

		4,157,068

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components 0.8%
Johnson Controls, Inc.,
1.40%, 11/02/17	$3,750,000	$3,731,064

Automobiles 2.3%
General Motors Co.,
3.50%, 10/02/18	4,935,000	5,095,388
Nissan Motor Acceptance Corp.,
0.78%, 03/03/17 (a)(b)	4,400,000	4,408,228
PACCAR Financial Corp.,
1.05%, 06/05/15	250,000	250,891
0.80%, 02/08/16	1,210,000	1,214,136

		10,968,643

Banks 17.3%
Bank of America Corp.,
1.27%, 01/15/19 (a)	7,550,000	7,622,155
Bank of Montreal,
2.38%, 01/25/19	1,000,000	1,011,669
Bank of New York Mellon Corp. (The),
2.50%, 01/15/16	445,000	453,935
1.35%, 03/06/18	2,500,000	2,473,854
Bank of Nova Scotia,
1.30%, 07/21/17	4,250,000	4,248,462
BB&T Corp.,
1.09%, 06/15/18 (a)	6,050,000	6,130,815
Canadian Imperial Bank of Commerce,
1.35%, 07/18/16	5,035,000	5,093,972
Capital One Financial Corp.,
1.00%, 11/06/15	2,500,000	2,504,310
Capital One NA,
1.50%, 09/05/17	3,000,000	2,988,940
Citigroup, Inc.,
2.25%, 08/07/15	630,000	637,357
1.75%, 05/01/18	5,500,000	5,448,331
Fifth Third Bank,
1.45%, 02/28/18	3,917,000	3,878,018
JPMorgan Chase & Co.,
3.15%, 07/05/16	7,000,000	7,240,167
KeyBank NA,
0.72%, 11/25/16 (a)	4,750,000	4,763,784
PNC Bank NA,
1.50%, 10/18/17	7,000,000	7,013,352
Royal Bank of Canada,
1.15%, 03/13/15	200,000	200,641
1.25%, 06/16/17	2,000,000	1,999,305
0.76%, 03/15/19 (a)	7,260,000	7,301,112
US Bank NA,
0.46%, 01/30/17 (a)	200,000	200,136
Wells Fargo & Co.,
1.16%, 06/26/15 (a)	200,000	200,970
1.40%, 09/08/17	8,100,000	8,092,443
1.50%, 01/16/18	3,750,000	3,733,656

		83,237,384

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 2.3%
Anheuser-Busch InBev Worldwide, Inc.,
3.63%, 04/15/15	$350,000	$355,233
1.38%, 07/15/17	6,500,000	6,515,679
Heineken NV,
0.80%, 10/01/15 (b)	4,000,000	4,011,788

		10,882,700

Biotechnology 0.3%
Gilead Sciences, Inc.,
3.05%, 12/01/16	1,500,000	1,563,942

Capital Markets 0.0%†
Lehman Brothers Holdings, Inc.,
5.63%, 01/24/13 *	500,000	74,375

Chemicals 1.3%
Dow Chemical Co. (The),
2.50%, 02/15/16	1,000,000	1,021,988
Ecolab, Inc.,
1.00%, 08/09/15	1,433,000	1,437,921
3.00%, 12/08/16	3,825,000	3,971,856

		6,431,765

Consumer Finance 2.4%
American Express Credit Corp.,
1.75%, 06/12/15	2,590,000	2,609,503
Capital One Bank USA NA,
1.30%, 06/05/17	1,250,000	1,244,206
Ford Motor Credit Co. LLC,
2.75%, 05/15/15	200,000	202,042
1.68%, 09/08/17	7,400,000	7,369,455

		11,425,206

Containers & Packaging 1.3%
Ball Corp.,
6.75%, 09/15/20	5,800,000	6,090,000

Diversified Financial Services 1.7%
General Electric Capital Corp.,
0.83%, 12/11/15 (a)	495,000	497,641
2.30%, 04/27/17	3,750,000	3,853,796
KE Export Leasing LLC,
Series 2011-II, 0.49%, 05/19/24 (a)	2,332,458	2,330,340
Series 2013-A, 0.47%, 02/28/25 (a)	1,763,047	1,757,941

		8,439,718

Diversified Telecommunication Services 2.1%
AT&T, Inc.,
1.40%, 12/01/17	3,000,000	2,985,338
Verizon Communications, Inc.,
1.35%, 06/09/17	2,500,000	2,494,697
1.98%, 09/14/18 (a)	250,000	262,442
1.00%, 06/17/19 (a)	4,500,000	4,557,944

		10,300,421

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 0.8%
Georgia Power Co.,
0.63%, 08/15/16 (a)	$200,000	$199,857
Hydro Quebec,
2.00%, 06/30/16	3,500,000	3,580,629

		3,780,486

Food & Staples Retailing 1.5%
Walgreen Co.,
1.80%, 09/15/17	7,025,000	7,057,527

Food Products 1.5%
Wm Wrigley Jr Co.,
2.00%, 10/20/17 (b)	3,500,000	3,534,869
WM Wrigley Jr Co.,
1.40%, 10/21/16 (b)	3,750,000	3,771,251

		7,306,120

Gas Utilities 1.8%
El Paso Natural Gas Co. LLC,
5.95%, 04/15/17	2,296,000	2,536,017
Enterprise Products Operating LLC,
3.70%, 06/01/15	1,500,000	1,524,978
1.25%, 08/13/15	275,000	276,020
3.20%, 02/01/16	2,500,000	2,573,579
Kinder Morgan Energy Partners LP,
5.13%, 11/15/14	1,085,000	1,086,551
5.63%, 02/15/15	325,000	329,537
3.50%, 03/01/16	235,000	242,233

		8,568,915

Health Care Providers & Services 2.4%
Baxter International, Inc.,
0.95%, 06/01/16	2,125,000	2,129,735
McKesson Corp.,
0.63%, 09/10/15 (a)	2,500,000	2,503,213
0.95%, 12/04/15	150,000	150,375
1.29%, 03/10/17	5,000,000	4,992,904
UnitedHealth Group, Inc.,
0.85%, 10/15/15	1,700,000	1,706,128

		11,482,355

Household Durables 0.4%
Whirlpool Corp.,
1.35%, 03/01/17	1,900,000	1,893,361

Insurance 1.9%
American International Group, Inc.,
5.05%, 10/01/15	7,235,000	7,520,773
Berkshire Hathaway Finance Corp.,
1.60%, 05/15/17	1,800,000	1,821,318

		9,342,091

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery 1.4%
Caterpillar Financial Services Corp.,
1.35%, 09/06/16	$1,750,000	$1,767,920
1.25%, 08/18/17	5,000,000	4,996,779

		6,764,699

Media 0.3%
Time Warner Cable, Inc.,
3.50%, 02/01/15	1,500,000	1,510,479
Time Warner, Inc.,
3.15%, 07/15/15	200,000	203,602

		1,714,081

Metals & Mining 0.5%
Rio Tinto Alcan, Inc.,
5.00%, 06/01/15	200,000	205,163
Rio Tinto Finance USA PLC,
1.13%, 03/20/15	225,000	225,498
1.63%, 08/21/17	1,950,000	1,951,660

		2,382,321

Multiline Retail 0.6%
Macy’s Retail Holdings, Inc.,
7.88%, 07/15/15	1,000,000	1,049,624
7.45%, 07/15/17	1,750,000	2,011,178

		3,060,802

Oil, Gas & Consumable Fuels 2.0%
BP Capital Markets PLC,
1.38%, 11/06/17	750,000	746,744
0.87%, 09/26/18 (a)	5,700,000	5,739,944
Petrobras Global Finance BV,
3.25%, 03/17/17	3,250,000	3,282,939

		9,769,627

Pharmaceuticals 4.8%
AbbVie, Inc.,
1.20%, 11/06/15	3,165,000	3,182,783
Actavis Funding SCS,
1.30%, 06/15/17 (b)	2,810,000	2,759,943
Bayer US Finance LLC,
1.50%, 10/06/17 (b)	2,000,000	2,007,214
Merck & Co., Inc.,
0.59%, 05/18/18 (a)	3,250,000	3,263,847
Mylan, Inc.,
7.88%, 07/15/20 (b)	8,250,000	8,889,375
Pfizer, Inc.,
0.90%, 01/15/17	3,000,000	2,991,976
0.53%, 06/15/18 (a)	200,000	200,436

		23,295,574

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail 1.3%
Burlington Northern and Santa Fe Railway Co. Pass Through Trust,
Series 2004-1, 4.58%, 01/15/21	$1,102,717	$1,182,664
United Rentals North America, Inc.,
5.75%, 07/15/18	5,017,000	5,249,036

		6,431,700

Software 0.8%
Oracle Corp.,
0.81%, 01/15/19 (a)	4,050,000	4,083,984

Technology Hardware, Storage & Peripherals 0.7%
Hewlett-Packard Co.,
3.00%, 09/15/16	3,150,000	3,251,245

Total Corporate Bonds (cost $272,960,283)		272,692,481

Sovereign Bond 0.4%
CANADA 0.4%
Province of Ontario Canada,
1.00%, 07/22/16	2,000,000	2,011,450

Total Sovereign Bond (cost $2,010,165)		2,011,450

U.S. Government Mortgage Backed Agencies 11.3%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11038 5.50%, 07/01/15	51	52
Pool# E85741 6.00%, 10/01/16	19,426	20,208
Pool# E01136 5.50%, 03/01/17	17,536	18,269
Pool# E89121 6.00%, 04/01/17	61,385	64,343
Pool# E92833 5.50%, 12/01/17	1,968	2,075
Pool# E01311 5.50%, 02/01/18	28,312	29,921
Pool# E01488 5.00%, 10/01/18	87,610	92,997
Pool# E01497 5.50%, 11/01/18	3,467	3,697
Pool# G11712 4.50%, 07/01/20	341,677	362,677
Pool# G18065 5.00%, 07/01/20	39,662	42,737
Pool# G11723 5.50%, 07/01/20	90,546	97,463

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G14780 2.50%, 07/01/23	$4,119,242	$4,182,639
Pool# G14899 3.00%, 11/01/23	874,588	906,566
Pool# G13746 4.50%, 01/01/25	514,293	552,725
Pool# J11719 4.00%, 02/01/25	176,471	189,079
Pool# G13888 5.00%, 06/01/25	174,565	188,799
Pool# J12604 4.00%, 07/01/25	471,472	505,451
Pool# J12635 4.00%, 07/01/25	455,574	488,408
Pool# G13908 4.00%, 10/01/25	119,175	127,689
Pool# J13543 3.50%, 11/01/25	222,540	235,492
Pool# J13795 3.50%, 12/01/25	441,243	466,925
Pool# J14965 3.50%, 04/01/26	149,277	158,059
Pool# E03083 3.50%, 03/01/27	694,433	735,394
Pool# J19197 3.00%, 05/01/27	967,393	1,005,181
Pool# G18437 3.00%, 06/01/27	1,005,914	1,045,207
Pool# C00748 6.00%, 04/01/29	31,337	35,418
Pool# C01418 5.50%, 10/01/32	191,280	214,418
Pool# G01740 5.50%, 12/01/34	108,661	121,857
Pool# G04342 6.00%, 04/01/38	142,687	158,589
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 972136 2.37%, 01/01/34 (a)	172,769	183,682
Pool# 848191 2.35%, 12/01/34 (a)	916,868	973,428
Pool# 1B2139 2.53%, 03/01/35 (a)	120,942	129,432
Pool# 1B2446 2.48%, 11/01/35 (a)	804,313	858,852
Pool# 848621 2.45%, 09/01/36 (a)	791,741	845,269
Pool# 848251 2.43%, 10/01/36 (a)	1,047,924	1,118,285
Pool# 848134 2.28%, 06/01/39 (a)	151,839	162,113

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool
Pool# 253752 6.00%, 04/01/16	$21,897	$22,538
Pool# 535846 6.00%, 04/01/16	43,315	44,585
Pool# 357119 6.00%, 05/01/16	59,210	61,055
Pool# 555569 6.00%, 05/01/16	3,416	3,522
Pool# 545015 6.00%, 06/01/16	2,307	2,379
Pool# 545019 6.50%, 06/01/16	5,777	5,960
Pool# 253880 6.50%, 07/01/16	5,383	5,575
Pool# 253883 6.00%, 08/01/16	5,112	5,290
Pool# 254003 6.00%, 10/01/16	15,093	15,667
Pool# 545299 6.50%, 11/01/16	5,269	5,475
Pool# 254088 5.50%, 12/01/16	6,744	6,999
Pool# 254140 5.50%, 01/01/17	50,531	52,526
Pool# 254142 6.50%, 01/01/17	6,459	6,759
Pool# 545449 6.50%, 02/01/17	2,266	2,363
Pool# 254261 6.50%, 04/01/17	10,589	11,137
Pool# 254373 6.50%, 07/01/17	10,911	11,512
Pool# 254442 5.50%, 09/01/17	94,650	99,325
Pool# 545899 5.50%, 09/01/17	8,687	9,080
Pool# 254473 5.50%, 10/01/17	14,873	15,627
Pool# 555013 5.50%, 11/01/17	23,726	24,897
Pool# 668358 5.50%, 12/01/17	13,658	14,368
Pool# 685185 5.50%, 02/01/18	1,956	2,065
Pool# 555384 5.50%, 04/01/18	4,495	4,751
Pool# 725135 6.00%, 05/01/18	42,356	44,261
Pool# 555918 5.50%, 10/01/18	4,677	4,926
Pool# 735930 5.50%, 12/01/18	156,425	163,940
Pool# MA0517 4.00%, 09/01/20	584,674	622,518

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AB4251 2.50%, 01/01/22	$258,628	$265,578
Pool# MA0979 3.00%, 02/01/22	517,651	540,986
Pool# 981257 5.00%, 05/01/23	411,321	446,322
Pool# MA1519 3.00%, 07/01/23	3,899,028	4,069,915
Pool# MA1577 2.50%, 09/01/23	3,107,748	3,188,356
Pool# AL5434 2.50%, 03/01/24	4,630,529	4,754,975
Pool# MA1892 3.00%, 05/01/24	9,186,233	9,588,848
Pool# 931892 4.50%, 09/01/24	1,503,079	1,616,280
Pool# AL0802 4.50%, 04/01/25	402,818	433,155
Pool# AE3066 3.50%, 09/01/25	1,039,960	1,101,017
Pool# AE5487 3.50%, 10/01/25	186,273	197,209
Pool# 255894 5.00%, 10/01/25	172,867	191,268
Pool# AH0969 3.50%, 12/01/25	573,330	606,990
Pool# AB2130 3.50%, 01/01/26	164,567	174,229
Pool# AB2518 4.00%, 03/01/26	253,692	271,539
Pool# AH9377 3.50%, 04/01/26	340,405	360,497
Pool# AI2067 3.50%, 05/01/26	1,722,471	1,824,138
Pool# AB3298 3.50%, 07/01/26	347,051	367,535
Pool# AB4998 3.00%, 04/01/27	1,627,641	1,691,857
Pool# 53839 2.00%, 08/01/27 (a)	12,869	13,247
Pool# AP4568 2.50%, 09/01/27	761,247	776,234
Pool# MA1174 3.00%, 09/01/27	245,450	255,134
Pool# 190307 8.00%, 06/01/30	2,137	2,599
Pool# 253516 8.00%, 11/01/30	1,450	1,759
Pool# 737253 2.14%, 09/01/33 (a)	66,878	70,795
Pool# 725726 2.17%, 06/01/34 (a)	649,556	688,936

Statement of Investments (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 725773 5.50%, 09/01/34	$237,572	$266,554
Pool# 815323 1.92%, 01/01/35 (a)	353,683	373,894
Pool# 811773 5.50%, 01/01/35	196,348	221,099
Pool# AL1009 2.27%, 09/01/35 (a)	1,089,951	1,143,258
Pool# 829431 2.25%, 01/01/36 (a)	514,657	551,314
Government National Mortgage Association I Pool Pool# 723371, 4.50%, 11/15/24	397,123	427,978
Government National Mortgage Association II Pool Pool# G2 5080, 4.00%, 06/20/26	350,658	374,163

Total U.S. Government Mortgage Backed Agencies (cost $54,018,995)		54,450,154

U.S. Treasury Notes 4.7%
U.S. Treasury Notes
0.25%, 08/15/15	2,700,000	2,702,953
0.88%, 09/15/16	2,500,000	2,519,141
0.50%, 07/31/17	17,500,000	17,325,000

Total U.S. Treasury Notes (cost $22,505,965)		22,547,094

Yankee Dollar 0.1%
Road & Rail 0.1%
Canadian National Railway Co., 5.80%, 06/01/16	450,000	486,730

Total Yankee Dollar (cost $477,292)		486,730

Total Investments (cost $479,372,426) (c) — 99.4%		479,253,321

Other assets in excess of liabilities — 0.6%		3,124,907

NET ASSETS — 100.0%		$482,378,228

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $60,328,993 which represents 12.51% of net assets.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide HighMark Short Term Bond Fund
Assets:
Investments, at value (cost $479,372,426)	$479,253,321
Cash	1,131,058
Interest receivable	1,738,258
Receivable for investments sold	100,518
Receivable for capital shares issued	772,592
Prepaid expenses	66,167

Total Assets	483,061,914

Liabilities:
Distributions payable	62,126
Payable for capital shares redeemed	305,894
Accrued expenses and other payables:
Investment advisory fees	147,440
Fund administration fees	23,364
Distribution fees	36,676
Administrative servicing fees	18,045
Accounting and transfer agent fees	6,495
Trustee fees	4,806
Custodian fees	3,040
Compliance program costs (Note 3)	899
Professional fees	45,176
Printing fees	25,747
Other	3,978

Total Liabilities	683,686

Net Assets	$482,378,228

Represented by:
Capital	$487,182,475
Accumulated distributions in excess of net investment income	(63,502)
Accumulated net realized losses from investments	(4,621,640)
Net unrealized appreciation/(depreciation) from investments	(119,105)

Net Assets	$482,378,228

Net Assets:
Class A Shares	$99,815,537
Class C Shares	23,018,402
Institutional Service Class Shares	95,544,683
Institutional Class Shares	263,999,606

Total	$482,378,228

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,981,591
Class C Shares	2,273,944
Institutional Service Class Shares	9,541,979
Institutional Class Shares	26,355,883

Total	48,153,397

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide HighMark Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.00
Class C Shares (b)	$10.12
Institutional Service Class Shares	$10.01
Institutional Class Shares	$10.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.23

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide HighMark Short Term Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Interest income	$1,503,869	$3,259,884
Dividend income	–	5,080

Total Income	1,503,869	3,264,964

EXPENSES:
Investment advisory fees	372,671	763,450
Fund administration fees	44,501	170,838
Distribution fees Class A	34,478	108,071
Distribution fees Class C	36,355	170,255
Administrative servicing fees Class A	10,022	34,679
Administrative servicing fees Class C	3,356	4,029
Administrative servicing fees Institutional Service Class (b)	6,352	49,894
Registration and filing fees	9,006	45,670
Professional fees	26,221	52,219
Printing fees	15,328	23,023
Trustee fees	5,999	5,565
Custodian fees	6,741	7,532
Accounting and transfer agent fees	5,862	20,879
Compliance program costs (Note 3)	118	1,812
Other	2,040	25,181

Total expenses before earnings credit, fees waived and expenses reimbursed	579,050	1,483,097

Earnings credit (Note 5)	–	(303)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(11,127)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (b)	–	(23,377)
Expenses reimbursed by adviser (Note 3)	(13,785)	(44,063)

Net Expenses	565,265	1,404,227

NET INVESTMENT INCOME	938,604	1,860,737

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains/losses from investment transactions	(25,185)	380,353
Net change in unrealized appreciation/(depreciation) from investments†	(18,726)	(246,267)

Net realized/unrealized gains(losses) from investments	(43,911)	134,086

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$894,693	$1,994,823

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
†	Includes unrealized depreciation of $102,351 from merger (Note 12).

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Short Term Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$938,604	$1,860,737		$1,718,409
Net realized gains/(losses) from investments	(25,185)	380,353		722,040
Net change in unrealized appreciation/(depreciation) from investments	(18,726)	(246,267)		(1,929,412)

Change in net assets resulting from operations	894,693	1,994,823		511,037

Distributions to Shareholders From:
Net investment income:
Class A	(113,116)	(421,351)		(505,762)
Class C	(16,572)	(116,588)		(224,745)
Institutional Service Class (b)	(236,955)	(1,084,475)		(1,693,174)
Institutional Class	(727,616)	(759,644	)(c)	–

Change in net assets from shareholder distributions	(1,094,259)	(2,382,058)		(2,423,681)

Change in net assets from capital transactions	80,981,928	237,400,971		7,588,632

Change in net assets	80,782,362	237,013,736		5,675,988

Net Assets:
Beginning of period	401,595,866	164,582,130		158,906,142

End of period	$482,378,228	$401,595,866		$164,582,130

Accumulated distributions in excess of net investment income at end of period	$(63,502)	$(63,539)		$–

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$4,129,203	$14,428,646		$37,806,686
Proceeds from shares issued from merger (Note 12)	60,579,297	–		–
Dividends reinvested	77,480	253,950		430,908
Cost of shares redeemed	(8,162,074)	(15,788,849)		(25,347,925)

Total Class A Shares	56,623,906	(1,106,253)		12,889,669

Class C Shares (Note 11)
Proceeds from shares issued	1,212,511	3,083,868		11,724,804
Proceeds from shares issued from merger (Note 12)	5,634,335	–		–
Dividends reinvested	15,077	98,147		173,180
Cost of shares redeemed	(2,858,750)	(10,854,637)		(9,478,565)

Total Class C Shares	4,003,173	(7,672,622)		2,419,419

Institutional Service Class Shares (Note 11) (b)
Proceeds from shares issued	19,380,785	26,125,044		39,762,430
Proceeds from shares issued from merger (Note 12)	9,423,828	–		–
Dividends reinvested	110,517	451,406		851,530
Cost of shares redeemed	(16,402,257)	(37,025,340)		(48,334,416)

Total Institutional Service Class Shares	12,512,873	(10,448,890)		(7,720,456)

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Short Term Bond Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$9,737,017	$353,705,935	(c)	$–
Proceeds from shares issued from merger (Note 12)	9,432,606	–	(c)	–
Dividends reinvested	727,591	759,318	(c)	–
Cost of shares redeemed	(12,055,238)	(97,836,517	)(c)	–

Total Institutional Class Shares	7,841,976	256,628,736	(c)	–

Change in net assets from capital transactions	$80,981,928	$237,400,971		$7,588,632

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	412,678	1,440,475		3,759,066
Issued in merger (Note 12)	6,052,356	–		–
Reinvested	7,746	25,361		42,721
Redeemed	(814,891)	(1,576,599)		(2,521,226)

Total Class A Shares	5,657,889	(110,763)		1,280,561

Class C Shares (Note 11)
Issued	119,728	304,287		1,146,731
Issued in merger (Note 12)	556,087	–		–
Reinvested	1,489	9,682		16,954
Redeemed	(282,227)	(1,070,660)		(928,566)

Total Class C Shares	395,077	(756,691)		235,119

Institutional Service Class Shares (Note 11) (b)
Issued	1,934,065	2,605,575		3,931,680
Issued in merger (Note 12)	940,276	–		–
Reinvested	11,038	45,019		84,306
Redeemed	(1,636,951)	(3,693,645)		(4,797,488)

Total Institutional Service Class Shares	1,248,428	(1,043,051)		(781,502)

Institutional Class Shares
Issued	970,895	35,243,596	(c)	–
Issued in merger (Note 12)	940,811	–	(c)	–
Reinvested	72,640	75,648	(c)	–
Redeemed	(1,202,404)	(9,745,303	)(c)	–

Total Institutional Class Shares	781,942	25,573,941	(c)	–

Total change in shares	8,083,336	23,663,436		734,178

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(c)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%		$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014 (g)	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%
Year Ended July 31, 2013 (g)	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%		$44,364,179	0.85%	0.89%	1.19%	62.00%
Year Ended July 31, 2012 (g)	$10.09	0.17	0.05	0.22	(0.20)	(0.20)	$10.11	2.18%		$31,888,147	0.88%	1.71%	1.22%	45.00%
Year Ended July 31, 2011 (g)	$10.10	0.19	0.02	0.21	(0.22)	(0.22)	$10.09	2.07%		$24,352,508	0.95%	1.89%	1.23%	48.00%
Year Ended July 31, 2010 (g)	$9.98	0.24	0.14	0.38	(0.26)	(0.26)	$10.10	3.86%		$22,581,313	0.94%	2.39%	1.24%	27.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01%	)	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014 (g)	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%
Year Ended July 31, 2013 (g)	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24%	)	$26,690,172	1.30%	0.44%	1.44%	62.00%
Year Ended July 31, 2012 (g)	$10.21	0.13	0.05	0.18	(0.15)	(0.15)	$10.24	1.79%		$24,569,388	1.33%	1.26%	1.47%	45.00%
Year Ended July 31, 2011 (g)	$10.22	0.15	0.01	0.16	(0.17)	(0.17)	$10.21	1.59%		$20,876,269	1.40%	1.44%	1.48%	48.00%
Year Ended July 31, 2010 (g)	$10.10	0.20	0.14	0.34	(0.22)	(0.22)	$10.22	3.37%		$17,565,330	1.39%	1.94%	1.49%	27.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%		$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014 (g)	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%
Year Ended July 31, 2013 (g)	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%		$93,527,779	0.59%	1.16%	0.94%	62.00%
Year Ended July 31, 2012 (g)	$10.10	0.20	0.05	0.25	(0.22)	(0.22)	$10.13	2.55%		$102,448,607	0.61%	1.98%	0.97%	45.00%
Year Ended July 31, 2011 (g)	$10.12	0.22	0.01	0.23	(0.25)	(0.25)	$10.10	2.35%		$87,476,317	0.67%	2.17%	0.98%	48.00%
Year Ended July 31, 2010 (g)	$10.00	0.27	0.14	0.41	(0.29)	(0.29)	$10.12	4.04%		$71,121,675	0.66%	2.67%	0.99%	27.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%		$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (g)(j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide High Yield Bond Fund

For the annual period ended October 31, 2014, the Nationwide High Yield Bond Fund (Class A at NAV) returned 5.53% versus 5.77% for its benchmark, the BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 606 funds as of October 31, 2014) was 4.63% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the reporting period, the market focused on monetary policy as the U.S. Federal Reserve began reducing its quantitative easing (QE) program while continuing to keep short-term interest rates low. Despite improving economic data in the United States, disappointing global growth, continuing geopolitical concerns and the ongoing divergence among central banks globally continued to dominate headlines.

Throughout the reporting period, lower-quality CCC-rated bonds underperformed the better-quality BB- and B-rated bonds, with all three rating categories posting positive returns. Industry performance was positive across most sectors, with integrated energy, department stores and monoline insurance among the top performers for the reporting period, and oilfield equipment and services, gaming, and metals and mining among the relative underperformers.

During the reporting period, the Fund underperformed its benchmark. The primary drivers of relative Fund returns were the Fund’s underweight in gaming as well as metals and mining, and security selection in telecommunications, gaming and health care. Duration management had a modestly positive impact on Fund performance. A few Fund holdings with substantial declines, including iHeart Communications, Inc. and Teekay Offshore Partners L.P., were the largest detractors from Fund performance during the reporting period.

Throughout the reporting period, we sought to maintain a broadly neutral stance in the Fund from a beta, or market risk, perspective versus the benchmark. We anticipate investment opportunities to continue to arise through our bottom-up issue selection and our focus on avoiding issuers at risk of credit deterioration.

From an industry perspective, key industry overweight positions during the reporting period included energy and cable TV, primarily driven by issuer-specific considerations. Underweight industries held by the Fund during the reporting period included metals and mining, retail, and diversified financial services. The Fund remains underweight metals and mining based on valuation concerns, particularly when we consider the high leverage and excess capacity in this sector. From a ratings perspective, the Fund is underweight BB and overweight single-B rated bonds as well as BBB and above.

During the reporting period, we reduced the Fund’s overweight to BBB-and-above rated debt, reduced the underweight to BB-rated debt and increased the overweight to B-rated debt. Changes in positioning during the reporting period included an increase in the Fund’s underweights to retail and diversified financial services, as we decreased the underweight in electric utilities. We also moved the Fund from being underweight steels to overweight. Another notable move was in the energy subsector, where we increased the Fund’s overweight.

We remain broadly constructive on high yield as an asset class. We view the recent volatility as being largely driven by a combination of heightened geopolitical tensions and investor psychology in an environment of reduced liquidity. The market also is focused on the end of QE by the Fed and the implications of an eventual increase in interest rates. We view the environment of improving — but subdued — economic growth, however, coupled with what remains accommodative interest rate policy and relatively sound credit fundamentals, as favorable for high-yield bonds. The major risk to this view is that technical factors, driven by potential outflows from the asset class and a reduction in liquidity, could lead to further short-term volatility.

The Fund did not hold derivatives during the period.

Fund Commentary (con’t.)	Nationwide High Yield Bond Fund

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile and at a greater risk of default) and foreign securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide High Yield Bond Fund

Objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Highlights

•	The Nationwide High Yield Bond Fund (Class A at NAV) returned 5.53% during the reporting period, underperforming the benchmark by 0.24% and outperforming the Lipper peer category median by 0.90%

•	The primary drivers of relative Fund returns were the Fund’s underweight in gaming as well as metals and mining, and security selection in telecommunications, gaming and health care

•

A few Fund holdings that experienced substantial declines, including iHeart Communications, Inc. and Teekay Offshore Partners L.P., were the largest detractors from Fund performance during the reporting period

Asset Allocation†

Corporate Bonds	96.7%
Yankee Dollar	0.6%
Commercial Mortgage Backed Security	0.2%
Common Stock††	0.0%
Warrant††	0.0%
Other assets in excess of liabilities	2.5%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	13.3%
Media	10.7%
Health Care Providers & Services	6.0%
Diversified Telecommunication Services	5.8%
Metals & Mining	4.2%
Consumer Finance	3.5%
Gas Utilities	3.4%
Commercial Services & Supplies	3.1%
Hotels, Restaurants & Leisure	3.1%
Wireless Telecommunication Services	2.7%
Other Industries	44.2%
100.0%

Top Holdings†††

CCO Holdings LLC/CCO Holdings Capital Corp., 6.63%, 01/31/22	1.3%
DISH DBS Corp., 7.88%, 09/01/19	1.1%
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	1.0%
Pacific Drilling SA, 5.38%, 06/01/20	1.0%
Sprint Corp., 7.25%, 09/15/21	0.9%
General Motors Financial Co., Inc., 4.38%, 09/25/21	0.9%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	0.9%
Hecla Mining Co., 6.88%, 05/01/21	0.9%
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	0.9%
Windstream Corp., 7.75%, 10/01/21	0.8%
Other Holdings	90.3%
100.0%

Top Countries†††

United States	79.2%
Luxembourg	5.6%
Canada	2.7%
United Kingdom	2.0%
Ireland	2.0%
France	1.8%
Netherlands	1.4%
Cayman Islands	1.0%
Germany	0.6%
Liberia	0.5%
Other Countries	3.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	5.53%	9.15%	6.58%	–
	w/SC3	1.05%	8.16%	6.09%	–
Class C1	w/o SC2	4.82%	8.63%	6.06%	–
	w/SC4	4.07%	8.63%	6.06%	–
Institutional Service Class[5]		5.67%	–	–	7.14%	[6]
Institutional Class[1,5,7]		5.82%	9.44%	6.85%	–
BofAML US High Yield Cash Pay Constrained Index		5.77%	10.17%	8.04%
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio^	Expense Ratio^
Class A	1.62%	1.04%
Class C	2.09%	1.51%
Institutional Service Class	1.52%	0.94%
Institutional Class	1.33%	0.75%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide High Yield Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide High Yield Bond Fund versus the BofAML U.S. High Yield Cash Pay Constrained Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The inception date for the Nationwide High Yield Bond Fund is 11/19/12. Performance prior to that date is based on Class A shares of the Fund’s predecessor fund, the UBS High Yield Fund.

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide High Yield Bond Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,008.80	5.57	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Class C Shares	Actual	(a)	1,000.00	1,004.60	8.08	1.60
	Hypothetical	(a)(b)	1,000.00	1,017.14	8.13	1.60
Institutional Service Class Shares	Actual	(a)	1,000.00	1,010.10	4.00	0.79
	Hypothetical	(a)(b)	1,000.00	1,021.22	4.02	0.79
Institutional Class Shares	Actual	(a)	1,000.00	1,010.50	3.80	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide High Yield Bond Fund

Commercial Mortgage Backed Security 0.2%

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.94%, 02/15/51 (a)	$100,000	$108,978

Total Commercial Mortgage Backed Security (cost $79,169)		108,978

Corporate Bonds 96.7%
Airlines 0.4%
Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.13%, 04/29/18	175,000	185,063

Auto Components 1.3%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	250,000	268,750
Goodyear Tire & Rubber Co. (The), 6.50%, 03/01/21	125,000	134,687
Schaeffler Holding Finance BV, 6.88%, 08/15/18 (b)(c)	200,000	209,750

		613,187

Automobiles 1.3%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 06/15/19	205,000	219,606
8.25%, 06/15/21	200,000	223,250
General Motors Co., 6.25%, 10/02/43	150,000	178,500

		621,356

Banks 2.0%
CIT Group, Inc., 5.50%, 02/15/19 (c)	285,000	303,525
Lloyds Banking Group PLC
7.50%, 06/27/24 (d)	250,000	259,375
6.41%, 10/01/35 (c)(d)	200,000	213,950
RBS Capital Trust II, 6.43%, 01/03/34 (d)	150,000	156,750
Zions Bancorporation, 5.50%, 11/16/15	15,000	15,487

		949,087

Building Products 1.7%
Builders FirstSource, Inc., 7.63%, 06/01/21 (c)	125,000	130,625
Building Materials Corp. of America
6.75%, 05/01/21 (c)	175,000	187,687
5.38%, 11/15/24 (c)	50,000	50,125
Summit Materials LLC/Summit Materials Finance Corp., 10.50%, 01/31/20	125,000	139,688
USG Corp., 5.88%, 11/01/21 (c)	250,000	257,500

		765,625

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 0.7%
Credit Suisse Group AG, 7.50%, 12/11/23 (c)(d)	$200,000	$213,000
NRG Yield Operating LLC, 5.38%, 08/15/24 (c)	125,000	129,688

		342,688

Chemicals 2.6%
Basell Finance Co. BV, 8.10%, 03/15/27 (c)	40,000	53,693
INEOS Group Holdings SA, 6.13%, 08/15/18 (c)	200,000	201,500
NOVA Chemicals Corp., 5.25%, 08/01/23 (c)	125,000	130,625
Perstorp Holding AB, 11.00%, 08/15/17 (c)	200,000	199,500
Rayonier AM Products, Inc., 5.50%, 06/01/24 (c)	150,000	142,125
SPCM SA, 6.00%, 01/15/22 (c)	200,000	210,000
WR Grace & Co.-Conn, 5.13%, 10/01/21 (c)	275,000	286,517

		1,223,960

Commercial Services & Supplies 3.1%
ADT Corp. (The), 6.25%, 10/15/21	275,000	288,406
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (c)	100,000	100,000
Clean Harbors, Inc., 5.25%, 08/01/20	75,000	76,875
ExamWorks Group, Inc., 9.00%, 07/15/19	225,000	241,312
Premier Graphics, Inc., 11.50%, 12/01/05 (e)(f)(g)	4,250,000	0
RR Donnelley & Sons Co.
7.88%, 03/15/21	100,000	112,375
6.00%, 04/01/24	100,000	100,000
ServiceMaster Co.
8.00%, 02/15/20	100,000	106,750
7.00%, 08/15/20	97,000	102,699
TMS International Corp., 7.63%, 10/15/21 (c)	275,000	288,063

		1,416,480

Communications Equipment 0.2%
Avaya, Inc., 7.00%, 04/01/19 (c)	100,000	98,375

Construction & Engineering 0.7%
Abengoa Finance SAU, 7.75%, 02/01/20 (c)	150,000	158,250
AECOM Technology Corp., 5.88%, 10/15/24 (c)	150,000	158,427

		316,677

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Construction Materials 1.2%
Cemex SAB de CV, 5.88%, 03/25/19 (c)	$200,000	$207,000
Vulcan Materials Co., 7.50%, 06/15/21	300,000	350,250

		557,250

Consumer Finance 3.4%
Ally Financial, Inc., 8.00%, 03/15/20	181,000	218,105
General Motors Financial Co., Inc., 4.38%, 09/25/21	400,000	419,000
International Lease Finance Corp., 7.13%, 09/01/18 (c)	250,000	282,500
SLM Corp.
8.45%, 06/15/18	125,000	142,889
5.50%, 01/15/19	125,000	129,574
8.00%, 03/25/20	225,000	258,123
Springleaf Finance Corp., 6.90%, 12/15/17	140,000	151,550

		1,601,741

Containers & Packaging 2.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 01/31/21 (c)	225,000	230,906
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	150,000	147,375
Graphic Packaging International, Inc.
4.75%, 04/15/21	125,000	126,094
4.88%, 11/15/22	25,000	25,187
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 8.25%, 02/15/21	300,000	322,125
Sealed Air Corp., 8.38%, 09/15/21 (c)	240,000	272,100

		1,123,787

Distributors 0.4%
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (c)	175,000	177,625

Diversified Financial Services 1.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.00%, 08/01/20	175,000	184,188
Interactive Data Corp., 5.88%, 04/15/19 (c)	100,000	98,625
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.38%, 04/01/20 (c)	200,000	199,000
SquareTwo Financial Corp., 11.63%, 04/01/17	355,000	356,775

		838,588

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 5.7%
Altice SA, 7.75%, 05/15/22 (c)	$200,000	$209,020
CenturyLink, Inc., Series S, 6.45%, 06/15/21	230,000	250,109
CenturyLink, Inc., Series W, 6.75%, 12/01/23	75,000	83,289
Frontier Communications Corp.
8.50%, 04/15/20	125,000	144,063
9.25%, 07/01/21	50,000	59,125
6.88%, 01/15/25	25,000	25,281
9.00%, 08/15/31	230,000	250,125
Level 3 Communications, Inc., 11.88%, 02/01/19	190,000	205,675
Level 3 Escrow II, Inc., 5.38%, 08/15/22 (c)	79,000	80,185
Level 3 Financing, Inc., 6.13%, 01/15/21 (c)	75,000	78,938
Sprint Capital Corp.
6.90%, 05/01/19	175,000	185,062
8.75%, 03/15/32	225,000	251,438
Telecom Italia SpA, 5.30%, 05/30/24 (c)	200,000	201,900
West Corp., 7.88%, 01/15/19	50,000	52,000
Wind Acquisition Finance SA, 4.75%, 07/15/20 (c)	200,000	195,000
Windstream Corp., 7.75%, 10/01/21	350,000	374,063

		2,645,273

Electric Utilities 0.7%
AES Corp. (The), 8.00%, 06/01/20	185,000	215,294
FirstEnergy Corp., Series C, 7.38%, 11/15/31	100,000	118,827

		334,121

Electrical Equipment 0.6%
Anixter, Inc., 5.13%, 10/01/21	150,000	152,062
Belden, Inc., 5.25%, 07/15/24 (c)	125,000	122,813

		274,875

Electronic Equipment & Instruments 0.4%
Flextronics International Ltd., 5.00%, 02/15/23	175,000	178,500

Electronic Equipment, Instruments & Components 0.3%
CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	143,000	151,937

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 1.3%
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (c)	$300,000	$318,000
Key Energy Services, Inc., 6.75%, 03/01/21	175,000	157,500
SESI LLC, 7.13%, 12/15/21	115,000	124,775

		600,275

Food & Staples Retailing 0.7%
CST Brands, Inc., 5.00%, 05/01/23	25,000	24,812
Rite Aid Corp., 9.25%, 03/15/20	150,000	165,750
Roundy’s Supermarkets, Inc., 10.25%, 12/15/20 (c)	125,000	115,000

		305,562

Food Products 0.8%
Agrokor DD, 8.88%, 02/01/20 (c)	100,000	108,250
Diamond Foods, Inc., 7.00%, 03/15/19 (c)	125,000	127,500
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., 9.88%, 02/01/20 (c)	125,000	131,719

		367,469

Gas Utilities 3.3%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 08/01/23	25,000	26,062
Genesis Energy LP, 5.63%, 06/15/24	150,000	146,438
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.50%, 05/15/21	250,000	268,750
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21	250,000	266,250
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	450,000	471,375
6.25%, 03/15/22 (c)	150,000	161,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.13%, 11/15/19 (c)	100,000	101,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20	98,000	100,450

		1,542,075

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 5.9%
Amsurg Corp., 5.63%, 07/15/22 (c)	$125,000	$129,375
CHS/Community Health Systems, Inc.
7.13%, 07/15/20	225,000	243,562
5.13%, 08/01/21 (c)	75,000	78,281
6.88%, 02/01/22 (c)	125,000	134,844
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (c)	150,000	159,000
DaVita HealthCare Partners, Inc., 5.13%, 07/15/24	125,000	127,187
Envision Healthcare Corp., 5.13%, 07/01/22 (c)	150,000	151,875
HCA, Inc.
7.75%, 05/15/21	150,000	161,813
7.50%, 02/15/22	100,000	115,875
5.88%, 03/15/22	100,000	109,000
5.00%, 03/15/24	50,000	51,500
Hologic, Inc., 6.25%, 08/01/20	200,000	210,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 08/01/22 (c)	100,000	105,250
MPH Acquisition Holdings LLC, 6.63%, 04/01/22 (c)	150,000	157,125
Omnicare, Inc., 7.75%, 06/01/20	42,000	44,730
Service Corp. International, 5.38%, 05/15/24	100,000	103,580
Tenet Healthcare Corp.
8.00%, 08/01/20	160,000	171,200
6.00%, 10/01/20	200,000	215,500
4.38%, 10/01/21	175,000	174,563
8.13%, 04/01/22	75,000	85,875

		2,730,385

Hotels, Restaurants & Leisure 3.0%
ARAMARK Corp., 5.75%, 03/15/20	125,000	131,250
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	225,000	233,437
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 03/15/19 (c)	125,000	125,937
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	125,000	128,750
7.50%, 10/15/27	75,000	86,250
Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/21 (c)	175,000	194,688
Speedway Motorsports, Inc., 6.75%, 02/01/19	75,000	78,094
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (c)	175,000	168,875

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (c)	$65,000	$38,513
Wynn Macau Ltd., 5.25%, 10/15/21 (c)	200,000	200,000

		1,385,794

Household Durables 1.6%
DR Horton, Inc., 4.38%, 09/15/22	125,000	123,750
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)	175,000	185,500
KB Home, 7.25%, 06/15/18	150,000	163,125
Standard Pacific Corp., 8.38%, 01/15/21	150,000	176,250
WESCO Distribution, Inc., 5.38%, 12/15/21	100,000	100,500

		749,125

Household Products 0.7%
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (b)(c)	150,000	159,000
Spectrum Brands, Inc.
6.38%, 11/15/20	100,000	106,000
6.63%, 11/15/22	75,000	80,437

		345,437

Industrial Conglomerates 0.4%
Bombardier, Inc., 7.75%, 03/15/20 (c)	150,000	167,437

Information Technology Services 1.0%
First Data Corp.
12.63%, 01/15/21	300,000	362,625
10.63%, 06/15/21	97,000	111,308

		473,933

Insurance 0.8%
AXA SA, 6.38%, 12/14/36 (c)(d)	150,000	161,532
Liberty Mutual Group, Inc., 10.75%, 06/15/58 (a)(c)	90,000	138,375
XL Group PLC, Series E, 6.50%, 04/15/17 (d)	75,000	71,625

		371,532

Internet Software & Services 0.7%
Equinix, Inc.
7.00%, 07/15/21	150,000	163,125
5.38%, 04/01/23	175,000	180,469

		343,594

Corporate Bonds (continued)

	Principal Amount	Market Value

Leisure Products 0.2%
Brunswick Corp., 4.63%, 05/15/21 (c)	$75,000	$73,594

Machinery 1.4%
Case New Holland, Inc., 7.88%, 12/01/17	225,000	253,125
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	200,000	215,500
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	150,000	162,000

		630,625

Marine 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/21 (c)	125,000	127,500
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.38%, 01/15/22 (c)	150,000	151,875
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 6.00%, 07/30/19	150,000	139,890

		419,265

Media 10.5%
Cablevision Systems Corp., 5.88%, 09/15/22	50,000	50,875
CCO Holdings LLC/CCO Holdings Capital Corp.
6.50%, 04/30/21	100,000	105,500
6.63%, 01/31/22	575,000	610,937
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (c)	200,000	195,750
Cinemark USA, Inc., 4.88%, 06/01/23	100,000	98,000
Clear Channel Communications, Inc.
9.00%, 12/15/19	125,000	125,625
14.00%, 02/01/21 (b)	194,249	169,482
Cogeco Cable, Inc., 4.88%, 05/01/20 (c)	150,000	151,125
DISH DBS Corp., 7.88%, 09/01/19	425,000	492,469
Gannett Co., Inc.
5.13%, 07/15/20	125,000	129,688
6.38%, 10/15/23	100,000	107,500
Intelsat Jackson Holdings SA
7.25%, 10/15/20	375,000	400,312
5.50%, 08/01/23	175,000	175,438
Intelsat Luxembourg SA, 7.75%, 06/01/21	75,000	78,375
Lamar Media Corp., 5.38%, 01/15/24	125,000	130,156

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
McClatchy Co. (The), 9.00%, 12/15/22	$100,000	$112,875
Numericable Group SA
4.88%, 05/15/19 (c)	200,000	200,750
6.25%, 05/15/24	250,000	256,875
Ono Finance II PLC, 10.88%, 07/15/19 (c)	150,000	160,320
Sirius XM Radio, Inc.
5.88%, 10/01/20 (c)	225,000	237,938
5.75%, 08/01/21 (c)	75,000	77,812
4.63%, 05/15/23 (c)	100,000	96,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 01/15/23 (c)	275,000	286,688
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 07/15/19	250,000	273,750
WMG Acquisition Corp., 6.00%, 01/15/21 (c)	135,000	138,375

		4,863,115

Metals & Mining 4.1%
AK Steel Corp., 7.63%, 10/01/21	75,000	75,000
Alcoa, Inc., 5.13%, 10/01/24	125,000	131,250
ArcelorMittal
7.50%, 10/15/39	325,000	348,562
7.25%, 03/01/41	125,000	129,688
Arch Coal, Inc.
9.88%, 06/15/19	25,000	11,000
7.25%, 06/15/21	25,000	9,250
Commercial Metals Co., 4.88%, 05/15/23	75,000	72,562
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (c)	150,000	156,375
Hecla Mining Co., 6.88%, 05/01/21	425,000	401,625
Murray Energy Corp., 8.63%, 06/15/21 (c)	125,000	129,375
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 10/01/18 (c)	100,000	100,000
Steel Dynamics, Inc.
5.13%, 10/01/21 (c)	50,000	52,250
5.25%, 04/15/23	150,000	157,125
5.50%, 10/01/24 (c)	25,000	26,438
Westmoreland Coal Co./Westmoreland Partners, 10.75%, 02/01/18	100,000	104,750

		1,905,250

Corporate Bonds (continued)

	Principal Amount	Market Value

Multi-Utilities & Unregulated Power 1.7%
Calpine Corp., 6.00%, 01/15/22 (c)	$250,000	$269,375
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
6.75%, 11/01/19 (c)	125,000	129,375
7.38%, 11/01/22 (c)	25,000	26,437
NRG Energy, Inc., 6.25%, 07/15/22	350,000	365,750

		790,937

Oil, Gas & Consumable Fuels 13.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.63%, 10/15/18	290,000	288,550
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (c)	125,000	109,375
7.38%, 11/01/21 (c)	150,000	131,250
Antero Resources Finance Corp.
6.00%, 12/01/20	275,000	285,656
5.38%, 11/01/21	100,000	101,500
Athlon Holdings LP/Athlon Finance Corp., 6.00%, 05/01/22 (c)	150,000	161,062
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 04/15/22	125,000	119,687
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (c)	150,000	145,500
7.63%, 01/15/22	125,000	126,875
Chaparral Energy, Inc., 7.63%, 11/15/22	275,000	268,812
Chesapeake Energy Corp., 6.63%, 08/15/20	150,000	169,500
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19	125,000	124,062
Denbury Resources, Inc., 5.50%, 05/01/22	100,000	98,750
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	225,000	246,375
Halcon Resources Corp., 9.75%, 07/15/20	250,000	210,000
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)	25,000	24,063
Jupiter Resources, Inc., 8.50%, 10/01/22 (c)	125,000	110,938
Kodiak Oil & Gas Corp., 5.50%, 02/01/22	150,000	152,250
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.63%, 12/01/21	100,000	95,750
6.63%, 12/01/21 (c)	150,000	143,625

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Memorial Production Partners LP/Memorial Production Finance Corp.
7.63%, 05/01/21	$375,000	$360,937
6.88%, 08/01/22 (c)	125,000	113,438
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.75%, 10/01/20	450,000	405,000
Oasis Petroleum, Inc.
6.50%, 11/01/21	125,000	129,063
6.88%, 03/15/22	250,000	261,250
Offshore Group Investment Ltd., 7.50%, 11/01/19	325,000	277,875
Pacific Drilling SA, 5.38%, 06/01/20 (c)	500,000	452,500
Precision Drilling Corp., 5.25%, 11/15/24 (c)	125,000	116,325
Rice Energy, Inc., 6.25%, 05/01/22 (c)	125,000	120,625
Samson Investment Co., 9.75%, 02/15/20	125,000	92,500
SandRidge Energy, Inc., 8.75%, 01/15/20	60,000	56,100
Seventy Seven Energy, Inc., 6.50%, 07/15/22 (c)	225,000	214,313
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/22	125,000	125,000
Ultra Petroleum Corp.
5.75%, 12/15/18 (c)	150,000	149,625
6.13%, 10/01/24 (c)	50,000	47,313

		6,035,444

Paper & Forest Products 1.8%
Boise Cascade Co., 6.38%, 11/01/20	250,000	261,875
Cascades, Inc., 5.50%, 07/15/22 (c)	125,000	123,125
Clearwater Paper Corp., 4.50%, 02/01/23	25,000	24,437
Masco Corp., 7.13%, 03/15/20	100,000	115,000
Mercer International, Inc., 9.50%, 12/01/17	105,000	110,250
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (c)	200,000	207,020

		841,707

Personal Products 0.4%
Revlon Consumer Products Corp., 5.75%, 02/15/21	175,000	175,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 2.5%
Capsugel SA, 7.00%, 05/15/19 (b)(c)	$225,000	$228,796
Endo Finance LLC & Endo Finco, Inc.
7.25%, 01/15/22 (c)	100,000	107,000
5.38%, 01/15/23 (c)	100,000	97,750
Grifols Worldwide Operations Ltd., 5.25%, 04/01/22 (c)	200,000	204,500
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	75,000	79,687
Valeant Pharmaceuticals International, Inc.
7.00%, 10/01/20 (c)	345,000	362,681
7.50%, 07/15/21 (c)	75,000	80,250

		1,160,664

Road & Rail 1.4%
Ashtead Capital, Inc., 5.63%, 10/01/24 (c)	200,000	209,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/23	125,000	125,781
Hertz Corp. (The), 5.88%, 10/15/20	50,000	50,875
United Rentals North America, Inc., 6.13%, 06/15/23	250,000	268,750

		654,406

Semiconductors & Semiconductor Equipment 1.0%
Advanced Micro Devices, Inc., 6.75%, 03/01/19	275,000	259,875
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (c)	200,000	210,000

		469,875

Software 2.6%
Activision Blizzard, Inc., 5.63%, 09/15/21 (c)	75,000	79,781
BMC Software Finance, Inc., 8.13%, 07/15/21 (c)	125,000	119,687
Epicor Software Corp., 8.63%, 05/01/19	200,000	212,750
IMS Health, Inc., 6.00%, 11/01/20 (c)	125,000	129,688
Infor US, Inc.
11.50%, 07/15/18	75,000	82,688
9.38%, 04/01/19	175,000	190,750
MedAssets, Inc., 8.00%, 11/15/18	150,000	155,625
NCR Corp.
5.88%, 12/15/21	125,000	128,750
6.38%, 12/15/23	100,000	105,750

		1,205,469

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 1.4%
Claire’s Stores, Inc., 9.00%, 03/15/19 (c)	$50,000	$51,125
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 8.25%, 08/01/18 (b)(c)	56,000	56,980
Michaels Stores, Inc., 5.88%, 12/15/20 (c)	175,000	177,188
Party City Holdings, Inc., 8.88%, 08/01/20	250,000	271,250
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 08/15/19	75,000	76,125

		632,668

Wireless Telecommunication Services 2.7%
Sprint Communications, Inc., 7.00%, 03/01/20 (c)	300,000	333,000
Sprint Corp., 7.25%, 09/15/21 (c)	400,000	422,000
Sprint Nextel Corp., 9.00%, 11/15/18 (c)	110,000	129,113
T-Mobile USA, Inc.
6.63%, 04/01/23	125,000	131,875
6.38%, 03/01/25	25,000	25,750
VimpelCom Holdings BV, 6.25%, 03/01/17 (c)	200,000	201,500

		1,243,238

Total Corporate Bonds (cost $44,398,201)		44,900,070

Common Stock 0.0%†

	Shares

Hotels, Restaurants & Leisure 0.0%†
American Restaurant Group, Inc.* (e)(f)	972	0

Total Common Stock (cost $—)		0

Warrant 0.0%†

	Number of Warrants

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring 06/08/18* (e)(f)	8,400	0

Total Warrant (cost $—)		0

Yankee Dollar 0.6%

	Principal Amount	Market Value

Banks 0.6%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	$250,000	$269,841

Total Yankee Dollar (cost $253,912)		269,841

Total Investments (cost $44,731,282) (h) — 97.5%		45,278,889

Other assets in excess of liabilities — 2.5%		1,177,857

NET ASSETS — 100.0%		$46,456,746

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(b)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the payment-in-kind rate.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $17,955,351 which represents 38.65% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date reflects the next call date.

(e)	Fair valued security.

(f)	Illiquid security.

(g)	Security in default.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

Statement of Investments (Continued)

October 31, 2014

Nationwide High Yield Bond Fund (Continued)

PLC	Public Limited Company

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide High Yield Bond Fund
Assets:
Investments, at value (cost $44,731,282)	$45,278,889
Cash	483,052
Interest receivable	768,705
Receivable for investments sold	138,375
Receivable for capital shares issued	19,875
Prepaid expenses	28,150

Total Assets	46,717,046

Liabilities:
Payable for investments purchased	125,000
Distributions payable	10,925
Payable for capital shares redeemed	54,498
Accrued expenses and other payables:
Investment advisory fees	6,735
Fund administration fees	10,154
Distribution fees	9,289
Administrative servicing fees	5,554
Accounting and transfer agent fees	10,798
Trustee fees	143
Custodian fees	125
Compliance program costs (Note 3)	14
Professional fees	13,311
Printing fees	5,615
Other	8,139

Total Liabilities	260,300

Net Assets	$46,456,746

Represented by:
Capital	$77,422,457
Accumulated undistributed net investment income	7,020
Accumulated net realized losses from investments	(31,520,338)
Net unrealized appreciation/(depreciation) from investments	547,607

Net Assets	$46,456,746

Net Assets:
Class A Shares	$24,255,364
Class C Shares	6,423,829
Institutional Service Class Shares	1,090,965
Institutional Class Shares	14,686,588

Total	$46,456,746

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,840,771
Class C Shares	1,010,866
Institutional Service Class Shares	171,366
Institutional Class Shares	2,310,515

Total	7,333,518

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide High Yield Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.32
Class C Shares (b)	$6.35
Institutional Service Class Shares	$6.37
Institutional Class Shares	$6.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.60

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2014

Nationwide High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$3,367,375
Dividend income	468

Total Income	3,367,843

EXPENSES:
Investment advisory fees	287,750
Fund administration fees	110,258
Distribution fees Class A	66,023
Distribution fees Class C	51,946
Administrative servicing fees Class A	18,324
Administrative servicing fees Class C	3,658
Administrative servicing fees Institutional Service Class	194
Registration and filing fees	57,878
Professional fees	47,278
Printing fees	21,444
Trustee fees	1,535
Custodian fees	1,922
Accounting and transfer agent fees	22,800
Compliance program costs (Note 3)	156
Other	2,762

Total expenses before earnings credit and expenses reimbursed	693,928

Earnings credit (Note 5)	(34)
Expenses reimbursed by adviser (Note 3)	(161,537)

Net Expenses	532,357

NET INVESTMENT INCOME	2,835,486

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,254,271
Net change in unrealized appreciation/(depreciation) from investments	(1,302,287)

Net realized/unrealized losses from investments	(48,016)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,787,470

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
Operations:
Net investment income	$2,835,486	$1,083,037	$4,338,048
Net realized gains from investments	1,254,271	686,093	2,537,710
Net change in unrealized appreciation/(depreciation) from investments	(1,302,287)	905,452	(1,139,652)

Change in net assets resulting from operations	2,787,470	2,674,582	5,736,106

Distributions to Shareholders From:
Net investment income:
Class A	(1,418,649)	(529,882)	(2,013,066)
Class C	(338,329)	(134,069)	(449,046)
Institutional Service Class	(13,853)	(1,768)	(2,858	)(b)
Institutional Class	(1,064,654)	(416,674)	(2,351,236)

Change in net assets from shareholder distributions	(2,835,485)	(1,082,393)	(4,816,206)

Change in net assets from capital transactions	(8,473,412)	(4,063,818)	(24,259,733)

Change in net assets	(8,521,427)	(2,471,629)	(23,339,833)

Net Assets:
Beginning of year	54,978,173	57,449,802	80,789,635

End of year	$46,456,746	$54,978,173	$57,449,802

Accumulated undistributed (distributions in excess of) net investment income at end of period.	$7,020	$(231)	$(875)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,264,227	$579,911	$2,056,869
Dividends reinvested	1,248,361	377,955	1,236,310
Cost of shares redeemed	(19,722,643)	(2,164,072)	(13,013,005)

Total Class A Shares	(2,210,055)	(1,206,206)	(9,719,826)

Class C Shares
Proceeds from shares issued	490,229	228,950	406,218
Dividends reinvested	322,294	100,934	288,353
Cost of shares redeemed	(1,999,153)	(304,732)	(1,309,701)

Total Class C Shares	(1,186,630)	25,152	(615,130)

Institutional Service Class Shares
Proceeds from shares issued	1,074,408	–	87,290	(b)
Dividends reinvested	13,837	1,768	2,858	(b)
Cost of shares redeemed	(86,137)	–	–	(b)

Total Institutional Service Class Shares	1,002,108	1,768	90,148	(b)

Institutional Class Shares
Proceeds from shares issued	1,581,306	351,803	2,902,346
Dividends reinvested	945,832	316,053	2,146,515
Cost of shares redeemed	(8,605,973)	(3,552,388)	(19,063,786)

Total Institutional Class Shares	(6,078,835)	(2,884,532)	(14,014,925)

Change in net assets from capital transactions	$(8,473,412)	$(4,063,818)	$(24,259,733)

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	2,548,253	94,042	324,602
Reinvested	195,583	60,721	197,608
Redeemed	(3,109,384)	(349,676)	(2,086,301)

Total Class A Shares	(365,548)	(194,913)	(1,564,091)

Class C Shares
Issued	76,107	36,646	63,856
Reinvested	50,193	16,110	45,842
Redeemed	(312,481)	(48,886)	(208,596)

Total Class C Shares	(186,181)	3,870	(98,898)

Institutional Service Class Shares
Issued	168,072	–	13,815 (b)
Reinvested	2,158	282	450 (b)
Redeemed	(13,411)	–	– (b)

Total Institutional Service Class Shares	156,819	282	14,265 (b)

Institutional Class Shares
Issued	246,339	55,743	460,481
Reinvested	147,142	50,506	341,196
Redeemed	(1,337,377)	(573,475)	(3,039,682)

Total Institutional Class Shares	(943,896)	(467,226)	(2,238,005)

Total change in shares	(1,338,806)	(657,987)	(3,886,729)

Amounts designated as “–” are zero or has been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2014 (g)	$6.32	0.34	–	0.34	(0.34)	(0.34)	–	$6.32	5.53%	$24,255,364	1.07%	5.37%	1.38%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%	$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%	$27,010,702	1.13%	6.15%	1.38%	56.76%
Year Ended June 30, 2012 (g)	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%	$36,305,809	1.20%	6.98%	1.33%	50.00%
Year Ended June 30, 2011 (g)	$5.89	0.48	0.34	0.82	(0.49)	(0.49)	–	$6.22	14.30%	$40,987,009	1.20%	7.73%	1.37%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.57	0.71	1.28	(0.55)	(0.55)	–	$5.89	25.49%	$36,333,534	1.20%	9.80%	1.38%	61.00%

Class C Shares
Year Ended October 31, 2014 (g)	$6.36	0.31	(0.01)	0.30	(0.31)	(0.31)	–	$6.35	4.82%	$6,423,829	1.55%	4.89%	1.86%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%	$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013 (g)	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%	$7,366,722	1.40%	5.83%	1.66%	56.76%
Year Ended June 30, 2012 (g)	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%	$7,872,256	1.70%	6.46%	1.83%	50.00%
Year Ended June 30, 2011 (g)	$5.90	0.45	0.34	0.79	(0.46)	(0.46)	–	$6.23	13.72%	$9,164,527	1.70%	7.24%	1.86%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.54	0.72	1.26	(0.52)	(0.52)	–	$5.90	25.07%	$8,901,805	1.70%	9.27%	1.88%	61.00%

Institutional Service Class Shares
Year Ended October 31, 2014 (g)	$6.37	0.35	0.01	0.36	(0.36)	(0.36)	–	$6.37	5.67%	$1,090,965	0.83%	5.47%	1.15%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%	$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013 (g)(i)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%	$88,199	0.94%	6.06%	1.21%	56.76%

Institutional Class Shares
Year Ended October 31, 2014 (g)	$6.36	0.37	(0.01)	0.36	(0.36)	(0.36)	–	$6.36	5.82%	$14,686,588	0.75%	5.69%	1.05%	52.31%
Period Ended October 31, 2013 (g)(h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%	$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013 (g)	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%	$22,984,179	0.84%	6.42%	1.05%	56.76%
Year Ended June 30, 2012 (g)	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%	$36,611,570	0.95%	7.23%	1.01%	50.00%
Year Ended June 30, 2011 (g)	$5.94	0.50	0.34	0.84	(0.51)	(0.51)	–	$6.27	14.47%	$44,749,982	0.95%	7.97%	1.03%	55.00%
Year Ended June 30, 2010 (g)	$5.20	0.59	0.71	1.30	(0.56)	(0.56)	–	$5.94	25.80%	$37,151,647	0.95%	10.08%	1.05%	61.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2014, the Nationwide Inflation-Protected Securities Fund (Institutional Class) returned 1.92% versus 1.90% for its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Inflation Protected Bond Funds (consisting of 210 funds as of October 31, 2014) was 1.12% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Several themes converged to create volatility in the capital markets during the reporting period. Geopolitical events, including the continued confrontation in Ukraine, surging conflicts in the Middle East and the civil unrest in Hong Kong, created uncertainty and at times significant market movement.

In the United States, a centerpiece of the Federal Reserve’s strategy had been monthly open-market purchases of government and federal Agency securities in an effort to hold interest rates low to stimulate the economy. That program concluded as anticipated in October 2014, after a gradual winding down of monthly bond purchases. Fed-controlled short-term rates remained low, as market focus shifted in anticipation of when the Fed would begin tightening monetary policy. The collapse of commodity prices, particularly in the energy sector, resulted in reduced inflationary pressure during the reporting period. This softened inflationary environment, when combined with persistently less than full employment participation rates, potentially lengthened the time until the Fed would begin to tighten monetary policy.

Consistent with the Fund’s benchmark and the objective of the Fund, the portfolio was fully invested in TIPS during the reporting period, excluding a cash position for liquidity purposes. The cessation of mutual fund outflows was a major theme in 2014, with forced selling early in the year weighing on TIPS. Higher inflationary pressures in the first half of 2014 abated as the year progressed, driven by U.S. dollar strength in the second half and general weakness in energy prices.

The Fund’s duration was positioned for higher rates, particularly in the five- to 10-year maturity sector, and a flatter yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), relative to the Fund’s benchmark. The Fund’s duration and yield curve positioning contributed positively to relative Fund performance during the reporting period. Security selection also benefited the portfolio, particularly in the one- to seven-year sector of the yield curve. A small cash position in the Fund was the largest detractor from relative Fund performance during the reporting period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

The Fund is subject to the risks of investing in fixed-income securities. The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Inflation-Protected Securities Fund

Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Highlights

•	The Nationwide Inflation-Protected Securities Fund (Institutional Class) returned 1.92% during the reporting period, outperforming the benchmark by 0.02% and the Lipper peer category median by 0.80%

•	The Fund’s duration and yield curve positioning contributed positively to relative Fund performance during the reporting period

•	A small cash position in the Fund was the largest detractor from relative Fund performance during the reporting period

Asset Allocation†

U.S. Treasury Notes	62.5%
U.S. Treasury Bonds	36.7%
Other assets in excess of liabilities	0.8%
100.0%

Top Holdings††

U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/18	12.8%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/17	12.2%
U.S. Treasury Inflation Indexed Notes, 1.13%, 01/15/21	11.0%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	10.6%
U.S. Treasury Inflation Indexed Bonds, 3.38%, 04/15/32	8.1%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/16	8.1%
U.S. Treasury Inflation Indexed Notes, 1.88%, 07/15/15	7.1%
U.S. Treasury Inflation Indexed Notes, 0.13%, 07/15/22	6.8%
U.S. Treasury Inflation Indexed Notes, 0.63%, 07/15/21	5.0%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	4.4%
Other Holdings	13.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	Inception
Class A	w/o SC1	1.55%	(2.08)%	[2]
	w/SC3	(0.77)%	(4.05)%	[2]
Institutional Class[4]		1.92%	(1.77)%	[2]
Barclays U.S. TIPS IndexSM		1.90%	(2.09)%
CPI		1.66%	1.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.61%	0.55%
Institutional Class	0.36%	0.30%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Inflation-Protected Securities Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/14 versus the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) from 10/1/12 through 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation-Protected Securities Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,009.00	3.04	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60
Institutional Class Shares	Actual	(a)	1,000.00	1,011.70	1.52	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.69	1.53	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Bonds 36.7%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
2.38%, 01/15/25 (a)	$21,300,000	$31,866,271
1.75%, 01/15/28 (a)	4,800,000	6,187,942
3.63%, 04/15/28 (a)	5,350,000	10,869,585
2.50%, 01/15/29 (a)	4,750,000	6,552,311
3.88%, 04/15/29 (a)	3,300,000	6,864,240
3.38%, 04/15/32 (a)	12,800,000	24,358,701
2.13%, 02/15/41 (a)	9,550,000	13,257,405
0.75%, 02/15/42 (a)	11,500,000	11,439,456

Total U.S. Treasury Bonds (cost $115,461,254)		111,395,911

U.S. Treasury Notes 62.5%
U.S. Treasury Inflation Indexed Notes
1.88%, 07/15/15 (a)	17,200,000	21,413,893
0.13%, 04/15/16 (a)	22,350,000	24,339,579
0.13%, 04/15/17 (a)	34,500,000	36,681,616
0.13%, 04/15/18 (a)	37,000,000	38,523,245
1.13%, 01/15/21 (a)	29,000,000	33,295,811
0.63%, 07/15/21 (a)	13,800,000	14,963,910
0.13%, 07/15/22 (a)	20,000,000	20,395,300

Total U.S. Treasury Notes (cost $194,431,011)		189,613,354

Total Investments (cost $309,892,265) (b) —99.2%		301,009,265

Other assets in excess of liabilities — 0.8%		2,573,820

NET ASSETS — 100.0%		$303,583,085

(a)	Principal amounts are not adjusted for inflation.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $309,892,265)	$301,009,265
Cash	2,008,766
Interest receivable	633,481
Prepaid expenses	18,376

Total Assets	303,669,888

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	53,758
Fund administration fees	12,352
Distribution fees	8
Administrative servicing fees	21
Accounting and transfer agent fees	62
Trustee fees	889
Custodian fees	980
Compliance program costs (Note 3)	82
Professional fees	12,533
Printing fees	5,085
Other	1,033

Total Liabilities	86,803

Net Assets	$303,583,085

Represented by:
Capital	$315,656,849
Accumulated undistributed net investment income	347,447
Accumulated net realized losses from investments	(3,538,211)
Net unrealized appreciation/(depreciation) from investments	(8,883,000)

Net Assets	$303,583,085

Net Assets:
Class A Shares	$36,829
Institutional Class Shares	303,546,256

Total	$303,583,085

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,855
Institutional Class Shares	31,723,976

Total	31,727,831

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Inflation-Protected Securities Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.55
Institutional Class Shares	$9.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.77

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$2,759,672
Dividend income	939

Total Income	2,760,611

EXPENSES:
Investment advisory fees	565,885
Fund administration fees	128,805
Distribution fees Class A	210
Administrative servicing fees Class A	33
Registration and filing fees	30,960
Professional fees	37,997
Printing fees	16,505
Trustee fees	7,145
Custodian fees	8,649
Accounting and transfer agent fees	393
Compliance program costs (Note 3)	588
Other	5,068

Total expenses before expenses reimbursed	802,238

Expenses reimbursed by adviser (Note 3)	(121,641)

Net Expenses	680,597

NET INVESTMENT INCOME	2,080,014

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(49,596)
Net change in unrealized appreciation/(depreciation) from investments	3,093,132

Net realized/unrealized gains from investments	3,043,536

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,123,550

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income/(loss)	$2,080,014	$(192,200)
Net realized losses from investments	(49,596)	(3,482,920)
Net change in unrealized appreciation/(depreciation) from investments	3,093,132	(12,140,544)

Change in net assets resulting from operations	5,123,550	(15,815,664)

Distributions to Shareholders From:
Net investment income:
Class A	(18)	(17)
Institutional Class	(1,611,625)	(172,628)

Change in net assets from shareholder distributions	(1,611,643)	(172,645)

Change in net assets from capital transactions	153,214,374	116,249,354

Change in net assets	156,726,281	100,261,045

Net Assets:
Beginning of year	146,856,804	46,595,759

End of year	$303,583,085	$146,856,804

Accumulated undistributed (distributions in excess of) net investment income at end of year	$347,447	$(126,619)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$315,915	$19,514
Dividends reinvested	11	13
Cost of shares redeemed	(321,508)	(12)

Total Class A Shares	(5,582)	19,515

Institutional Class Shares
Proceeds from shares issued	161,403,242	202,402,817
Dividends reinvested	1,611,485	172,628
Cost of shares redeemed	(9,794,771)	(86,345,606)

Total Institutional Class Shares	153,219,956	116,229,839

Change in net assets from capital transactions	$153,214,374	$116,249,354

SHARE TRANSACTIONS:
Class A Shares
Issued	32,875	2,056
Reinvested	1	1
Redeemed	(33,194)	(1)

Total Class A Shares	(318)	2,056

Institutional Class Shares
Issued	17,023,056	20,125,559
Reinvested	168,520	17,246
Redeemed	(1,020,121)	(9,221,280)

Total Institutional Class Shares	16,171,455	10,921,525

Total change in shares	16,171,137	10,923,581

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2014 (f)	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%
Year Ended October 31, 2013 (f)	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	0.00

Institutional Class Shares
Year Ended October 31, 2014 (f)	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%
Year Ended October 31, 2013 (f)	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	0.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of September 17, 2012 through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Money Market Fund

For the annual period ended October 31, 2014, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 278 funds as of October 31, 2014) was 0.01% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Money market rates edged lower during the final three months of 2013 despite higher long-term bond yields, a strengthening economy and the much-anticipated arrival of Federal Reserve tapering (reduction of the Fed’s quantitative easing, or QE, program of asset purchases). The downward drift wasn’t dramatic, consisting of only a few basis points across the cash-yield curve (the yield curve is a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). The downward move did suggest, however, that the marketplace is growing more comfortable with the notion that Fed policymakers are committed to holding down short-term rates as they ease off the gas, starting with January 2014’s $10 billion reduction in the Fed’s $85 billion in monthly purchases of longer-term Treasury and Agency mortgage-backed securities. We still expect that short rates are more likely to rise than fall during the course of the next 12 months, abetted by ongoing improvements in employment, manufacturing, housing and spending, as well as by less fiscal drag. All of this should make 2014 not only feel more like a typical recovery, but potentially behave more like one, too. This is not to suggest that there will not be headwinds, particularly if midterm elections put a deep chill back in relations on Capitol Hill, where House Republicans and Senate Democrats recently struck a two-year budget deal. But the evidence to date argues for a move toward normalcy in the money markets — that is, a steepening of the cash yield curve.

Against a backdrop of uncommonly cold weather that created somewhat artificial and certainly uneven economic news, money market rates were essentially static in the first quarter of 2014. The economy was not volatile by any means, but economic indicators were hard to read, and measures seemed to oscillate daily between positive and negative. This didn’t stop the Fed from continuing to taper its $85 billion in monthly purchases of longer-term Treasury and Agency mortgage-backed securities. By the end of the first quarter of 2014, the Fed had lowered these asset purchases to $55 billion a month, a signal that it was taking an optimistic view of the domestic economy, despite the Fed’s insistence on keeping short-term target rates extraordinarily low. The quarter saw yet another kicking of the debt-ceiling can down the road, with Congress in mid-February waiving the debt limit for a year. And the quarter witnessed the ascension of Janet Yellen as the new Fed chair. For the most part, the transition from Ben Bernanke was seamless. Yellen continued a dovish approach to policy and a commitment to new and sophisticated monetary tools, such as reverse repurchase agreements that set a floor for rates that might have dipped to zero. Even with occasional disappointing economic figures and the frustratingly brutal weather, the first three months of 2014 finished with an upward trend.

As the brutally cold winter weather finally thawed at the onset of the second quarter, it seemed that money market rates remained frozen. With conflicting economic reports continuing to reveal a halting but positive recovery and with global crises such as in Ukraine, the Fed stayed committed to dovish policy that kept short-term rates again hovering barely above the zero bound. The one- and three-month Treasurys fell within a range of 2 to 3 and 3 to 5 basis points, respectively, while the one-month London interbank offered rate (LIBOR) hovered around 15 basis points. While employment improved as the quarter progressed, the uneven housing market and other less-stable aspects of the U.S. economy led the Fed and Chair Janet Yellen to continue a cautious approach.

On the one hand, the Fed further trimmed the amount of assets it bought monthly on the open market, twice tapering by $10 billion to end the quarter at $35 billion a month. On the other hand, the Fed signaled that it would focus more on growth than employment as a measuring stick for

Fund Commentary (con’t.)	Nationwide Money Market Fund

the condition of the economy, supporting the expectation that it would put off a raise in rates until 2015. Thankfully, a relatively new policy tool provided relief for money market funds in the meantime: the Fed’s overnight fixed-rate, reverse-repo program offered participants a floor of about five basis points. The entirety of the accommodative approach only seemed more appropriate as revisions to U.S. gross domestic product (GDP) revealed that the economy contracted in the first three months of 2014. But as the second quarter came to a close, most indicators had improved and the economy was showing signs of sustainable growth.

In a year in which severe weather dominated much of the headlines, the U.S. economy in the third quarter of 2014 could be called partly sunny. That the economy was improving was not in question, but occasionally conflicting data would obscure the glow. Manufacturing displayed steady growth throughout the reporting period, with increased orders and heightened business activity leading to an upswing in hiring. Labor gained during the period, with the unemployment rate still around 6%, though the broader view is that poor wage growth and a disappointingly low labor participation rate kept optimism muted. But housing continued to underperform, with new home sales consistently below expectations. This was especially troubling because housing starts play such a large role in the economy, from construction to mortgages to durable purchases. But the number that kept shining through it all was the strong GDP reading for the second quarter, at 4.6%, leaping from the first quarter’s weather-affected decline of 2.1%. The Federal Open Market Committee (FOMC) met twice in the quarter, both times reducing the amount of the Fed’s asset purchases and refraining from raising the federal funds rate from its near-zero target range. A rough outline of how the Fed will exit its expansionary monetary policy (tightening) came in the September meeting. That meeting also saw a limiting of the overnight reverse repo program, which has helped money market funds by putting a floor on rates. The one- and three-month Treasurys yielded fewer than five basis points throughout the quarter while the one-month LIBOR, the benchmark rate that some of the world’s leading banks charge each other for short-term loans, hovered around 15 basis points.

Subadviser:

Federated Investment Management Company

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Money Market Fund

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

Asset Allocation†

Commercial Paper	59.6%
Repurchase Agreement	10.5%
Municipal Bonds	8.3%
Corporate Bonds	7.9%
Certificates of Deposit	7.4%
Mutual Funds	6.8%
Asset-Backed Securities	1.6%
Liabilities in excess of other assets	(2.1%)
100.0%

Top Industries††

Finance-Commercial	20.8%
Banking	14.2%
Finance-Retail	8.9%
Sovereign	7.6%
Consumer Products	4.6%
Finance-Automotive	3.3%
Electric Power	2.9%
Insurance	2.8%
Food & Beverage	1.9%
Oil & Oil Finance	1.1%
Other Industries*	31.9%
100.0%

Top Holdings††

Federated Prime Cash Obligations Fund, Institutional Shares	4.7%
BNP Paribas SA, 0.24%, 12/03/14	3.3%
BlackRock MuniYield Investment Quality Fund, RB, 0.18%, 03/03/14	3.2%
Unilever N.V., 0.17%, 12/19/14	2.9%
BlackRock Investment Quality Municipal Trust, Inc., RB, 0.18%, 03/03/14	2.7%
Alpine Securitization Corp., 11/06/14	2.1%
Kaiser Foundation Hospital, 11/13/14	2.1%
Erste Abwicklungsanstalt, 11/19/14	2.1%
Electricite de France SA, 12/04/14	2.1%
Sheffield Receivables Corp., 02/26/15	2.1%
Other Holdings*	72.7%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2014)

	1 Yr.	5 Yr.	10 Yr.
Prime	0.00%	0.00%	1.43%
Institutional Class	0.00%	0.00%	1.46%
Service Class	0.00%	0.00%	1.38%
iMoneyNet Prime Retail Index	0.00%	0.46%	1.46%
CPI	1.66%	1.89%	2.21%

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Prime	0.64%	0.64%
Institutional Class	0.49%	0.49%
Service Class	0.89%	0.76%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Money Market Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Money Market Fund versus the iMoneyNet Prime Retail Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Money Market Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Prime Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical(a)(b)		1,000.00	1,024.30	0.92	0.18
Institutional Class Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical(a)(b)		1,000.00	1,024.30	0.92	0.18
Service Class Shares	Actual	(a)	1,000.00	1,000.00	0.91	0.18
	Hypothetical(a)(b)		1,000.00	1,024.30	0.92	0.18

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide Money Market Fund

Asset-Backed Securities 1.6%

	Principal Amount	Market Value

Finance-Automotive 0.5%
Enterprise Fleet Financing LLC, Series 2014-2, Class A1, 0.25%, 08/20/15 (a)	$3,681,310	$3,681,310
TCF Auto Receivables Owner Trust, Series 2014-1, Class A1, 0.26%, 07/15/15 (a)	1,874,037	1,874,037

		5,555,347

Finance-Equipment 0.7%
Ascentium Equipment Receivables LLC, Series 2014-1, Class A1, 0.45%, 03/10/15 (a)	1,099,033	1,099,033
Great America Leasing Receivables, Series 2014-1, Class A1, 0.25%, 03/15/15 (a)	2,779,748	2,779,748
Macquarie Equipment Funding Trust 2014-A, Series 2014-A, Class A1, 0.26%, 09/21/15 (a)	4,089,581	4,089,581

		7,968,362

Finance-Retail 0.4%
Fosse Master Issuer PLC, Series 2014-1, Class A1, 0.28%, 04/18/15 (a)(b)	5,000,000	5,000,000

Total Asset-Backed Securities (cost $18,523,709)		18,523,709

Certificates of Deposit 7.4%
Banking 7.4%
Bank of Montreal, 0.33%, 07/10/15 (b)	13,000,000	13,000,000
Bank of Nova Scotia, Toronto, 0.25%, 03/03/15	5,000,000	5,000,000
BNP Paribas SA
0.23%, 11/19/14	15,000,000	15,000,000
0.24%, 12/03/14	40,000,000	40,000,000
Toronto Dominion Bank
0.30%, 01/27/15	5,000,000	5,000,000
0.24%, 09/04/15 (b)	10,000,000	10,000,000

		88,000,000

Total Certificates of Deposit (cost $88,000,000)		88,000,000

Commercial Paper 59.6%
Banking 5.8%
Bedford Row Funding Corp.
0.30%, 06/01/15 (a)	5,000,000	4,991,166
0.27%, 06/23/15 (a)	1,000,000	998,245
0.27%, 09/18/15 (a)(b)	20,000,000	20,000,000

Commercial Paper (continued)

	Principal Amount	Market Value

Banking (continued)
ICICI Bank Ltd., 0.20%, 11/26/14	$7,000,000	$6,999,028
LMA-Americas LLC, 0.23%, 01/05/15 (a)	15,000,000	14,993,771
Manhattan Asset Funding Co. LLC, 0.18%, 11/12/14 (a)	15,000,000	14,999,175
PNC Bank, N.A.
0.31%, 01/13/15	3,000,000	3,000,000
0.31%, 01/16/15	2,000,000	2,000,000

		67,981,385

Consumer Products 4.7%
Unilever N.V.
0.17%, 12/19/14	35,000,000	34,992,070
0.17%, 02/03/15	20,000,000	19,991,311

		54,983,381

Electric Power 3.0%
Electricite de France SA
0.17%, 11/10/14 (a)	10,000,000	9,999,575
0.16%, 12/04/14 (a)	25,000,000	24,996,333

		34,995,908

Finance-Automotive 2.1%
Toyota Motor Credit Corp.
0.20%, 11/20/14 (b)	15,000,000	15,000,000
0.16%, 12/08/14	10,000,000	9,998,356

		24,998,356

Finance-Commercial 19.8%
Alpine Securitization Corp.
0.23%, 11/06/14 (a)	25,000,000	24,999,201
0.22%, 01/07/15 (a)	5,000,000	4,997,953
Atlantic Asset Securitization LLC
0.11%, 11/07/14 (a)	10,000,000	9,999,817
0.21%, 01/06/15 (a)	6,900,000	6,897,343
0.20%, 02/03/15 (a)	10,000,000	9,994,778
Ciesco LLC
0.22%, 11/03/14 (a)	4,000,000	3,999,951
0.21%, 11/04/14 (a)	8,000,000	7,999,860
0.17%, 11/05/14 (a)	5,000,000	4,999,906
0.17%, 12/03/14 (a)	21,950,000	21,946,683
0.24%, 02/04/15 (a)	18,000,000	17,988,600
Fairway Finance Co. LLC
0.20%, 11/21/14 (a)(b)	21,000,000	21,000,000
0.19%, 02/04/15 (a)(b)	22,100,000	22,100,000
0.19%, 03/24/15 (a)(b)	17,000,000	17,000,000
General Electric Capital Corp., 0.18%, 12/08/14	10,000,000	9,998,150
Sheffield Receivables Corp.
0.18%, 12/02/14 (a)	5,500,000	5,499,147
0.22%, 02/05/15 (a)	20,000,000	19,988,267
0.22%, 02/26/15 (a)	25,000,000	24,982,125

		234,391,781

Statement of Investments (Continued)

October 31, 2014

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail 8.7%
Barton Capital LLC, 0.19%, 01/08/15 (a)	$10,000,000	$9,996,411
CAFCO LLC
0.20%, 02/02/15 (a)	13,000,000	12,993,283
0.24%, 02/10/15 (a)	7,000,000	6,995,287
0.20%, 03/26/15 (a)	13,000,000	12,989,528
Chariot Funding LLC
0.21%, 02/23/11 (a)	7,000,000	6,995,345
0.21%, 12/15/14 (a)	12,500,000	12,496,791
0.28%, 12/22/14 (a)	5,000,000	4,998,017
0.25%, 03/03/15 (a)	10,000,000	9,991,528
Jupiter Securitization Co. LLC, 0.26%, 02/05/15 (a)	10,000,000	9,993,066
Salisbury Receivables Co. LLC
0.21%, 02/10/15 (a)	5,000,000	4,997,054
0.22%, 02/12/15 (a)	10,000,000	9,993,706

		102,440,016

Food & Beverage 1.9%
Coca-Cola Co., 0.21%, 03/16/15 (a)	22,700,000	22,682,124

Municipal 5.0%
Kaiser Foundation Hospital
0.12%, 11/06/14	17,858,000	17,857,702
0.12%, 11/13/14	25,000,000	24,999,000
0.12%, 11/17/14	11,800,000	11,799,371
0.18%, 01/05/15	5,000,000	4,998,375

		59,654,448

Oil & Oil Finance 0.7%
BP Capital Markets PLC, 0.10%, 11/07/14 (a)	8,000,000	7,999,867

Pharmaceuticals 0.8%
AstraZeneca PLC, 0.10%, 01/22/15 (a)	10,000,000	9,997,722

Sovereign 7.1%
Caisse des Depots et Consignations (CDC)
0.18%, 11/05/14 (a)	1,000,000	999,980
0.16%, 12/19/14 (a)	23,000,000	22,995,107
Erste Abwicklungsanstalt
0.16%, 11/04/14 (a)	1,455,000	1,454,981
0.18%, 11/10/14 (a)	5,000,000	4,999,775
0.17%, 11/17/14 (a)	1,000,000	999,924
0.17%, 11/19/14 (a)	25,000,000	24,997,937
0.17%, 01/16/15 (a)	15,000,000	14,994,617
0.15%, 02/13/15 (a)	12,100,000	12,094,582

		83,536,903

Total Commercial Paper (cost $703,661,891)		703,661,891

Corporate Bonds 7.9%

	Principal Amount	Market Value

Banking 1.3%
Wells Fargo Bank, N.A., 0.37%, 07/22/15 (b)	$15,000,000	$15,000,000

Finance-Automotive 0.8%
BMW US Capital LLC, 0.35%, 07/17/15 (b)	10,000,000	10,000,000

Finance-Commercial 1.4%
General Electric Capital Corp.
3.75%, 11/14/14	3,300,000	3,304,060
0.61%, 01/09/15 (b)	905,000	905,658
4.88%, 03/04/15	380,000	385,840
0.73%, 04/13/15 (b)	1,000,000	1,002,286
1.27%, 07/02/15 (b)	4,140,000	4,168,893
1.63%, 07/02/15	4,000,000	4,033,820
0.98%, 07/09/15 (b)	500,000	502,421
0.61%, 07/10/15 (b)	2,250,000	2,256,034
0.88%, 09/30/15 (b)	285,000	286,641

		16,845,653

Insurance 2.9%
Metropolitan Life Global Funding I
2.00%, 01/09/15 (a)	11,000,000	11,034,779
2.50%, 09/29/15 (a)	12,530,000	12,769,273
New York Life Global Funding
1.30%, 01/12/15 (a)	2,875,000	2,880,591
0.23%, 10/29/15 (a)(b)	7,500,000	7,500,000

		34,184,643

Oil & Oil Finance 0.4%
Total Capital SA, 2.88%, 03/18/15	4,210,000	4,248,917

Retail 0.4%
Wal-Mart Stores, Inc., 1.50%, 10/25/15	5,000,000	5,056,021

Sovereign 0.7%
International Bank for Reconstruction & Development, 0.30%, 10/09/15	5,000,000	5,000,000
Ontario, Province of Canada, 0.39%, 04/01/15 (b)	3,095,000	3,097,025

		8,097,025

Total Corporate Bonds (cost $93,432,259)		93,432,259

Municipal Bonds 8.3%
Illinois 1.5%
Illinois State, GO, 0.15%, 11/03/14 (a)(b)	17,420,000	17,420,000

Statement of Investments (Continued)

October 31, 2014

Nationwide Money Market Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Indiana 0.8%
Gibson County, (Toyota Motor Manufacturing, Indiana, Inc.) RB, 0.08%, 11/05/14 (b)	$10,000,000	$10,000,000

New York 6.0%
BlackRock Investment Quality Municipal Trust, Inc., RB, 0.18%, 11/03/14 (a)(b)	32,100,000	32,100,000
BlackRock MuniYield Investment Quality Fund, RB, 0.18%, 11/03/14 (a)(b)	38,405,000	38,405,000

		70,505,000

Total Municipal Bonds (cost $97,925,000)		97,925,000

Mutual Funds 6.8%

	Shares

Asset Management 6.8%
Federated Prime Cash Obligations Fund, Institutional Shares, 0.03% (c)	57,000,000	57,000,000
Federated Prime Obligations Fund, Institutional Shares, 0.02% (c)	23,974,915	23,974,914

Total Mutual Funds (cost $80,974,914)		80,974,914

Repurchase Agreement 10.5%

	Principal Amount

ING Financial Markets LLC, 0.10%, dated 10/31/14, due 11/03/14, repurchase price $123,824,032, collateralized by U.S. Government Agency Securities, ranging from 0.35% -6.00%, maturing 02/25/33 -06/25/43; total market value $127,538,028.	$123,823,000	123,823,000

Total Repurchase Agreement (cost $123,823,000)		123,823,000

Total Investments (cost $1,206,340,773) (d) — 102.1%		1,206,340,773

Liabilities in excess of other assets — (2.1)%		(24,998,163)

NET ASSETS — 100.0%		$1,181,342,610

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $682,661,880 which represents 57.79% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of October 31, 2014.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

GO	General Obligation

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

RB	Revenue Bond

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,082,517,773)	$1,082,517,773
Repurchase agreement, at value (cost $123,823,000)	123,823,000

Total Investments, at value (total cost $1,206,340,773)	1,206,340,773

Cash	4,949
Interest and dividends receivable	368,188
Receivable for capital shares issued	1,145,446
Prepaid expenses	170,916

Total Assets	1,208,030,272

Liabilities:
Payable for investments purchased	19,991,311
Payable for capital shares redeemed	6,091,783
Accrued expenses and other payables:
Investment advisory fees	395,387
Fund administration fees	51,009
Distribution fees	382
Administrative servicing fees	65,167
Accounting and transfer agent fees	28,390
Trustee fees	3,608
Custodian fees	3,632
Compliance program costs (Note 3)	323
Professional fees	19,561
Printing fees	33,302
Other	3,807

Total Liabilities	26,687,662

Net Assets	$1,181,342,610

Represented by:
Capital	$1,182,953,107
Accumulated net realized losses from investments	(1,610,497)

Net Assets	$1,181,342,610

Net Assets:
Prime Shares	$501,801,083
Institutional Class Shares	676,093,457
Service Class Shares	3,448,070

Total	$1,181,342,610

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	502,549,483
Institutional Class Shares	677,219,966
Service Class Shares	3,454,496

Total	1,183,223,945

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$2,090,548
Dividend income	18,308

Total Income	2,108,856

EXPENSES:
Investment advisory fees	4,513,714
Fund administration fees	595,320
Distribution fees Service Class	5,588
Administrative servicing fees Prime Class	700,099
Administrative servicing fees Service Class	9,300
Registration and filing fees	42,703
Professional fees	69,219
Printing fees	55,418
Trustee fees	39,118
Custodian fees	35,906
Accounting and transfer agent fees	182,759
Compliance program costs (Note 3)	3,533
Other	34,575

Total expenses before earnings credit and fees waived	6,287,252

Earnings credit (Note 5)	(3,933)
Distribution fees waived - Service Class (Note 3)	(4,880)
Distribution fees voluntarily waived - Service Class (Note 3)	(708)
Investment advisory fees voluntarily waived (Note 3)	(3,459,476)
Administrative servicing fees voluntarily waived - Prime Class (Note 3)	(700,099)
Administrative servicing fees voluntarily waived - Service Class (Note 3)	(9,300)

Net Expenses	2,108,856

NET INVESTMENT INCOME	–

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	14,387

Net realized/unrealized gains from affiliated and non-affiliated investments	14,387

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,387

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$–	$–
Net realized gains from investments	14,387	8,928

Change in net assets resulting from operations	14,387	8,928

Change in net assets from capital transactions	(58,012,927)	(253,686,956)

Change in net assets	(57,998,540)	(253,678,028)

Net Assets:
Beginning of year	1,239,341,150	1,493,019,178

End of year	$1,181,342,610	$1,239,341,150

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$266,841,628	$287,846,721
Dividends reinvested	–	–
Cost of shares redeemed	(243,908,702)	(310,452,560)

Total Prime Class Shares	22,932,926	(22,605,839)

Institutional Class Shares
Proceeds from shares issued	227,055,968	297,352,004
Dividends reinvested	–	–
Cost of shares redeemed	(307,502,757)	(528,374,499)

Total Institutional Class Shares	(80,446,789)	(231,022,495)

Service Class Shares
Proceeds from shares issued	832,191	1,187,971
Dividends reinvested	–	–
Cost of shares redeemed	(1,331,255)	(1,246,593)

Total Service Class Shares	(499,064)	(58,622)

Change in net assets from capital transactions	$(58,012,927)	$(253,686,956)

SHARE TRANSACTIONS:
Prime Shares
Issued	266,841,628	287,846,721
Reinvested	–	–
Redeemed	(243,908,702)	(310,452,560)

Total Prime Class Shares	22,932,926	(22,605,839)

Institutional Class Shares
Issued	227,055,968	297,352,004
Reinvested	–	–
Redeemed	(307,502,757)	(528,374,499)

Total Institutional Class Shares	(80,446,789)	(231,022,495)

Service Class Shares
Issued	832,191	1,187,971
Reinvested	–	–
Redeemed	(1,331,255)	(1,246,593)

Total Service Class Shares	(499,064)	(58,622)

Total change in shares	(58,012,927)	(253,686,956)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)
Prime Shares
Year Ended October 31, 2014 (b)	$1.00	–	–	–	–	$1.00	–	$501,801,083	0.18%	–	0.63%
Year Ended October 31, 2013 (b)	$1.00	–	–	–	–	$1.00	–	$478,966,485	0.23%	–	0.63%
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	$1.00	–	$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	$1.00	–	$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	$1.00	–	$616,494,107	0.32%	–	0.61%

Institutional Class Shares
Year Ended October 31, 2014 (b)	$1.00	–	–	–	–	$1.00	–	$676,093,457	0.18%	–	0.48%
Year Ended October 31, 2013 (b)	$1.00	–	–	–	–	$1.00	–	$756,427,752	0.23%	–	0.48%
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	$1.00	–	$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	$1.00	–	$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	$1.00	–	$1,358,498,485	0.32%	–	0.49%

Service Class Shares
Year Ended October 31, 2014 (b)	$1.00	–	–	–	–	$1.00	–	$3,448,070	0.18%	–	0.88%
Year Ended October 31, 2013 (b)	$1.00	–	–	–	–	$1.00	–	$3,946,913	0.23%	–	0.88%
Year Ended October 31, 2012 (b)	$1.00	–	–	–	–	$1.00	–	$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011 (b)	$1.00	–	–	–	–	$1.00	–	$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (b)	$1.00	–	–	–	–	$1.00	–	$6,639,697	0.32%	–	0.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Wisconsin Tax Exempt Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) returned 1.62%** versus 2.01% for its benchmark, the Barclays Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Other States Municipal Debt Funds (consisting of 269 funds as of October 31, 2014) was 2.21% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Wisconsin ranks No. 5 in the United States in terms of total tax burden (state and local taxes). Investors purchase the Fund due to its objective of being fully invested in double tax exempt bonds and the high relative current income the Fund offers. Managing a dedicated Wisconsin state fund has its particular nuances. A recent challenge is that there often is not enough paper available to purchase within the state of Wisconsin to be 100% invested in Wisconsin double tax exempt paper. Wisconsin double tax exempt supply has dwindled in recent years due to austerity at the local levels and limited interest in new municipal projects. Almost all new issuance has been the refunding of existing bonds to save interest expense. We also have seen Wisconsin double tax exempt bonds being refinanced in the bank loan market, once again shrinking investable Wisconsin double tax exempt municipal bond opportunities. General Obligation bonds of Wisconsin are NOT state tax exempt, further limiting investment options. The only other bonds that are eligible for this status are territory paper issued by Guam, The U.S. Virgin Islands and Puerto Rico. Puerto Rico is the largest issuer of territory paper with bonds readily available in the secondary market. Liquidity in The U.S. Virgin Islands and Guam bonds is very limited. The Fund’s 8% allocation to Puerto Rico paper is due to this dearth of quality investable Wisconsin double tax exempt bonds in the market.

Puerto Rico bonds have seen significant pressure in the past year. Puerto Rico paper was under severe stress during the second half of 2013, with bond prices down more than 18%. During the summer of 2013, a negative cover story on Puerto Rico in Barron’s ignited a major sell-off in Puerto Rico bonds. Investors are very concerned with Puerto Rico’s heavy debt burden and its poor economy. Following Detroit’s bankruptcy last July, investors are worried that Puerto Rico is going down the same path. Prices rapidly deteriorated as bond funds sourced liquidity to fund redemptions. Puerto Rico general obligation bonds were downgraded to below investment grade in February 2014. This past June, Puerto Rico enacted a new restructuring law that offers public corporations in financial distress a controlled, orderly way to negotiate with creditors to lower debt burdens. The top detractors from Fund performance during the reporting period were the Fund’s positions in Puerto Rico Highway & Transportation Revenue Bonds and Puerto Rico Electric Power Authority Revenue Bonds. The bonds of these companies were targets of the new restructuring legislation. The Fund’s uninsured COFINA (Puerto Rico Sales Tax revenue bonds) also sold off sharply even though they are not eligible for the restructuring law. The Fund owns 5% in COFINA bonds, which are Puerto Rico’s best credit and are still investment grade at Standard & Poor’s. Puerto Rico recently passed a balanced budget for the first time in decades. Puerto Rico will no longer support public corporations, which should help the territory’s finances in the long run. At the end of October 2014, Puerto Rico announced that it plans a future bond transaction backed by petroleum taxes to materially strengthen the Government Development Bank’s liquidity and balance sheet. The Commonwealth also expects to execute ambitious tax reforms in fiscal year 2015. The reforms are expected to reduce marginal income tax rates, repeal gross profit tax and shift the system from taxing work toward taxing consumption. This new policy is aimed at reducing tax inefficiencies that act as a hindrance to economic growth.

The Fund’s exposure to Puerto Rico is not unusual. Many single-state funds have nearly one-third of their assets in Puerto Rico bonds, and 75% of all municipal funds have some exposure to Puerto Rican credits. At the end of the period, Puerto Rican credits made up 8% of the portfolio, greatly reduced from 27% in the high point of

Fund Commentary (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

March 2013. We have funded redemptions predominantly with territory bond sales for prudent risk management. The Fund’s percentage of Wisconsin assets has risen from 63% a year ago to more than 85% at the end of the reporting period. The top contributors to Fund performance during the reporting period were the Fund’s Wisconsin Center District Capital Appreciation Bonds; Waukesha, Wisconsin Redevelopment Authority Bonds; and Wisconsin Housing and Economic Development Bonds. These bonds benefited from long duration as municipal interest rates plunged during the past year.

The benchmark for the Fund is not a Wisconsin single-state benchmark but rather the Barclays Municipal Bond Index, which held a benchmark weight of 2.46% in Puerto Rico credits and only 1.23% in total Wisconsin credits. The Barclays Municipal Bond Index, in fact, has only de minimis allocation to Wisconsin state tax exempt issues. Investors in the Fund have not wanted the Fund to invest in state taxable bonds, limiting our ability to invest outside of the territories, a strategy pursued by some other single-state funds. Non-Wisconsin investments obviously are not beneficial from a tax standpoint for investors. The Nationwide Ziegler Wisconsin Tax Exempt portfolio seeks to provide investors with a high level of current income that is exempt from both federal income tax and Wisconsin personal income tax. The Fund does not own any alternative minimum tax (AMT) bonds or any Wisconsin state taxable issues, which differentiates the Fund from the other large peers in this segment of the investment market (such as Wells Fargo and Nuveen Wisconsin Funds). During the reporting period, we improved the overall credit rating of the portfolio from A2 to A1. The Fund is well positioned for any future volatility in the municipal market. We will continue to seek to add high-quality Wisconsin state tax exempt issues and reduce territory exposure where appropriate.

Looking forward, we believe that the municipal market should be volatile for the remainder of 2014 and into 2015. We expect to see final resolutions regarding Detroit’s bankruptcy, Puerto Rico’s potential restructuring of public corporation debt and future capital market access. We expect interest rates to rise as the Federal Reserve ends its zero-interest-rate policy in 2015. Fiscal austerity continues at Wisconsin local levels, and new-issue Wisconsin state tax exempt supply may once again prove to be extremely scarce. We will look to take advantage of any and all opportunities that present themselves and focus on capital preservation as well as high double tax-free income for our investors.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Paula M. Horn, Richard D. Scargill and Eric Zenner

*	A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.
**	Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Wisconsin Tax Exempt Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in fixed-income securities. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations. The Fund is a nondiversified fund that may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (“AMT”). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Wisconsin Tax Exempt Fund

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) returned 1.62% in the period, underperforming the benchmark by 0.39% and the Lipper peer category median by 0.59%

•	The Fund’s exposure to Puerto Rico was the primary detractor from Fund performance during the reporting period

•

The top contributors to Fund performance during the reporting period were the Fund’s Wisconsin Center District Capital Appreciation Bonds; Waukesha, Wisconsin Redevelopment Authority Bonds; and Wisconsin Housing and Economic Development Bonds

Asset Allocation†

Municipal Bonds	97.4%
Mutual Fund	1.7%
Other assets in excess of liabilities	0.9%
100.0%

Top Holdings††

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured, 5.50%, 12/15/26	4.7%
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB, 5.00%, 10/01/34	4.3%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.60%, 09/01/21	2.8%
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2.6%
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, 5.25%, 12/15/23	2.6%
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, 4.40%, 07/01/38	2.6%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.75%, 09/01/22	2.3%
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured, 5.50%, 12/15/19	2.2%
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured, 4.10%, 04/01/32	2.2%
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB, First Sub-Series A, 6.38%, 08/01/39	2.1%
Other Holdings	71.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

Fund Performance	Nationwide Ziegler Wisconsin Tax Exempt Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	1.62%	3.50%	2.95%	3.06%	–
	w/SC3	(0.64)%	1.21%	2.48%	2.83%	–
Class C1	w/o SC2	1.51%	3.15%	2.49%	2.46%	–
	w/SC4	0.51%	2.15%	2.49%	2.46%	–
Institutional Service Class[1,5,6]		1.79%	3.97%	3.19%	3.18%	–
Institutional Class[5]		1.70%	3.92%	–	–	4.53%	[7]
Barclays Municipal Bond Index		2.01%	7.82%	5.26%	4.71%	–
CPI		(0.03)%	1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.22%	0.91%
Class C	1.47%	1.36%
Institutional Service Class	0.97%	0.66%
Institutional Class	0.72%	0.61%

^	Current effective prospectus dated November 29, 2013 (as revised March 1, 2014). The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Wisconsin Tax Exempt Fund versus the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Wisconsin Tax Exempt Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler Wisconsin Tax Exempt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Wisconsin Tax Exempt Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,017.50	4.58	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Class C Shares	Actual	(a)	1,000.00	1,015.30	6.86	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Institutional Service Class Shares	Actual	(a)	1,000.00	1,019.80	3.31	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65
Institutional Class Shares	Actual	(a)	1,000.00	1,019.20	3.05	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds 97.4%

	Principal Amount	Market Value

Guam 2.5%
Guam Government Business Privilege, Special Tax Revenue
Series A, 5.00%, 01/01/19	$750,000	$853,020
Series A, 5.00%, 01/01/22	500,000	580,825
Guam Power Authority Revenue, Refunding, RB, AGM Insured
Series A, 5.00%, 10/01/19	515,000	601,041
Series A, 5.00%, 10/01/22	870,000	1,042,591

		3,077,477

Massachusetts 1.0%
Massachusetts State, Housing Finance Agency, Multi-Family, ETM, RB, Series A, 7.00%, 04/01/21	910,000	1,154,435

Puerto Rico 7.8%
Puerto Rico Commonwealth, Highway & Transportation, RB, AGM Insured, 5.50%, 07/01/23	620,000	652,680
Puerto Rico Commonwealth, Public Improvement, GO, AGM Insured, 5.13%, 07/01/30	750,000	750,015
Puerto Rico Municipal Finance Agency, GO, AGM Insured, Series A, 5.00%, 08/01/30	880,000	838,420
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Government Facilities, Refunding, RB, Series U, 5.00%, 07/01/20	1,000,000	785,730
Puerto Rico Public Buildings Authority Revenue, Guaranteed, Refunding, RB, XLCA Insured, Series L, 5.50%, 07/01/21	500,000	427,555
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB, First Sub-Series A
5.75%, 08/01/37	1,400,000	1,072,148
6.38%, 08/01/39	3,000,000	2,463,810
6.00%, 08/01/42	1,000,000	778,210
6.50%, 08/01/44	2,000,000	1,613,720

		9,382,288

Wisconsin 86.1%
Appleton Redevelopment Authority, Room Tax, Fox Cities Performing Arts, Refunding, RB
2.20%, 09/01/18	355,000	357,116
2.40%, 09/01/19	290,000	290,954
2.60%, 09/01/20	355,000	354,769
Beloit, Community Development Authority, Lease Revenue, RB
4.70%, 03/01/21	345,000	371,555
4.75%, 03/01/22	300,000	321,738

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Beloit, Community Development Authority, Redevelopment Lease Revenue, RB, Series A, 1.82%, 06/01/18	$475,000	$479,778
Burlington, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 04/01/16	200,000	202,918
4.10%, 04/01/17	750,000	760,447
Cudahy, Community Development Authority, Redevelopment Lease Revenue, Refunding, RB
Series A, 1.20%, 06/01/17	500,000	503,540
4.25%, 06/01/17	500,000	522,620
Series A, 1.50%, 06/01/18	400,000	402,092
Series A, 1.75%, 06/01/19	300,000	300,723
Series A, 1.95%, 06/01/19	145,000	147,059
Series A, 2.20%, 06/01/20	250,000	254,440
Series A, 2.40%, 06/01/21	360,000	364,320
Series A, 2.60%, 06/01/22	245,000	247,852
Glendale, Community Development Authority, Lease Revenue, Bayshore, Refunding, RB, Series A, 4.75%, 10/01/27	1,000,000	1,017,050
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.6, Refunding, RB, Series A, 4.00%, 10/01/15	150,000	154,837
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB
Series B, 3.85%, 09/01/20	2,250,000	2,409,390
2.60%, 09/01/21	3,250,000	3,318,087
2.75%, 09/01/22	2,750,000	2,801,040
Green Bay, Redevelopment Authority, Development Revenue, Bellin Memorial Hospital, RB
6.00%, 12/01/29	1,000,000	1,135,870
6.15%, 12/01/32	1,000,000	1,139,160
Green Bay, Redevelopment Authority, Lease Revenue, Convention Center Project, Refunding, Special Tax Revenue
4.20%, 06/01/25	1,000,000	1,027,330
4.30%, 06/01/29	1,000,000	1,023,240
Johnson Creek, Community Development Authority, Lease Revenue, Tax Increment District No. 3, Refunding, RB
2.65%, 12/01/24	350,000	324,093
2.80%, 12/01/25	200,000	184,560
2.90%, 12/01/26	200,000	184,264

Statement of Investments (Continued)

October 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB
5.00%, 10/01/22	$1,065,000	$1,244,282
5.00%, 10/01/27	925,000	1,072,612
5.00%, 10/01/28	250,000	288,815
5.00%, 10/01/34	4,500,000	5,171,175
Milwaukee, Redevelopment Authority Revenue, Milwaukee Public Schools, Refunding, RB
Series A, 5.00%, 08/01/17	1,000,000	1,109,750
Series A, 5.00%, 08/01/18	1,000,000	1,137,460
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured
2.75%, 04/01/21	1,080,000	1,128,082
3.00%, 04/01/22	375,000	392,812
3.20%, 04/01/23	1,000,000	1,045,850
3.75%, 04/01/28	950,000	980,429
4.10%, 04/01/32	2,500,000	2,639,325
Milwaukee, Redevelopment Authority Revenue, Summerfest Project, RB
4.50%, 08/01/23	110,000	119,934
4.70%, 08/01/25	110,000	119,832
5.00%, 08/01/30	2,000,000	2,182,240
Milwaukee, Redevelopment Authority, Lease Revenue, Milwaukee Public Schools, Congress, RB, Series A, 4.60%, 08/01/22	500,000	509,020
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	2,850,000	3,112,485
Neenah, Community Development Authority, Lease Revenue, District No.8 Riverwalk Zone, Prerefunded Balance, RB
Series A, 4.30%, 12/01/20	1,000,000	1,003,460
Series A, 5.13%, 12/01/23	1,000,000	1,004,140
Series A, 4.70%, 12/01/28	1,250,000	1,254,737
Neenah, Community Development Authority, Lease Revenue, RB, Series A, 4.75%, 12/01/32	400,000	438,032
Neenah, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 12/01/26	500,000	554,375
4.10%, 12/01/27	1,000,000	1,115,100
4.20%, 12/01/28	500,000	558,170
Osceola, Redevelopment Authority, Lease Revenue, Refunding, RB
Series A, 1.65%, 12/01/14	200,000	200,160
Series A, 1.90%, 12/01/15	175,000	176,921

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Platteville, Redevelopment Authority, Real Estate Foundation Project, RB, Series A, 5.00%, 07/01/42	$1,000,000	$1,042,590
Southeast Wisconsin Professional Baseball Park District, ETM, COP, National-RE Insured
0.00%, 12/15/15	970,000	967,837
0.00%, 12/15/17	1,000,000	976,910
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, National-RE Insured
Series A, 5.50%, 12/15/18	250,000	294,648
Series A, 5.50%, 12/15/19	2,200,000	2,651,308
Series A, 5.50%, 12/15/20	1,000,000	1,229,070
Series A, 5.50%, 12/15/21	1,500,000	1,867,050
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, National-RE Insured
Series A, 5.50%, 12/15/23	1,025,000	1,271,943
Series A, 5.50%, 12/15/26	4,510,000	5,568,181
Sun Prairie, Community Development Authority, Lease Revenue, Tax Incremental District No. 8, Prerefunded, RB
4.30%, 08/01/21	975,000	1,004,962
4.35%, 08/01/22	975,000	1,005,332
Sun Prairie, Community Development Authority, Tax Incremental District No. 8, Refunding, RB
Series A, 1.85%, 08/01/21	1,025,000	1,020,070
Series A, 2.05%, 08/01/22	750,000	751,447
Series A, 2.25%, 08/01/23	500,000	498,420
Series A, 2.40%, 08/01/24	250,000	249,635
Waukesha, Redevelopment Authority, Weldall Manufacturing Inc. Project, RB
4.20%, 12/01/24	150,000	165,113
4.50%, 12/01/30	1,200,000	1,302,240
West Bend, Redevelopment Authority, Lease Revenue, Prerefunded Balance, RB
4.50%, 10/01/23	250,000	259,862
4.55%, 10/01/24	250,000	259,977
4.60%, 10/01/25	150,000	156,056
4.65%, 10/01/28	250,000	260,208
Weston, Community Development Authority, Lease Revenue, RB
Series A, 4.10%, 10/01/16	500,000	501,465
Series A, 4.25%, 10/01/17	200,000	200,564
Series A, 4.35%, 10/01/18	500,000	501,060
Series A, 4.40%, 10/01/18	500,000	501,355
Series A, 4.45%, 10/01/19	500,000	500,980

Statement of Investments (Continued)

October 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Series A, 5.25%, 10/01/20	$445,000	$446,357
Series A, 4.50%, 10/01/21	100,000	105,511
Series A, 4.70%, 10/01/21	1,230,000	1,232,841
Series B, 4.75%, 10/01/22	130,000	130,277
Series B, 4.75%, 10/01/23	140,000	140,280
Series A, 4.63%, 10/01/25	825,000	860,393
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB
Series A, 5.00%, 12/15/29	750,000	836,768
Series A, 5.00%, 12/15/32	1,000,000	1,103,720
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, Series 1999, 5.25%, 12/15/23	2,585,000	3,046,500
Wisconsin Center District, Senior Dedicated Tax Revenue, RB, National-RE Insured, Series A, 0.00%, 12/15/26	2,500,000	1,689,700
Wisconsin Dells, Community Development Authority, Lease Revenue, Prerefunded Balance, RB
5.00%, 03/01/22	1,500,000	1,592,700
4.60%, 03/01/25	1,200,000	1,217,796
Wisconsin Dells, Community Development Authority, Lease Revenue, RB
Series A, 4.30%, 03/01/22	225,000	232,533
Series A, 4.45%, 03/01/25	300,000	309,543
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, Series B, 4.40%, 07/01/38	3,000,000	3,044,610
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, 6.10%, 06/01/21	680,000	758,955
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, National-RE Insured, 6.10%, 06/01/21	670,000	747,794
Wisconsin Housing & Economic Development Authority, Housing Revenue, RB
Series E, 4.70%, 11/01/25	275,000	277,222
Series B, 4.30%, 05/01/27	1,000,000	1,017,780
Series E, 4.90%, 11/01/35	1,650,000	1,660,940
Series B, 4.40%, 05/01/37	500,000	506,080
Wisconsin Housing & Economic Development Authority, Housing Revenue, Refunding, RB
Series A, 4.10%, 11/01/19	465,000	517,275

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Series A, 4.88%, 11/01/25	$2,160,000	$2,349,259
Series A, 5.38%, 11/01/30	2,075,000	2,216,723
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB
Series B, 2.00%, 04/01/19	150,000	153,325
Series B, 2.40%, 04/01/20	100,000	103,427
Series B, 2.80%, 04/01/21	150,000	156,828
Series B, 3.10%, 04/01/22	100,000	105,219
Series B, 3.45%, 04/01/24	100,000	107,236
Series B, 3.80%, 04/01/26	285,000	304,990
Series B, 4.30%, 04/01/30	115,000	124,620
Series A, 3.65%, 12/01/34	900,000	900,666
Series A, 4.25%, 12/01/35	1,500,000	1,557,720

		103,723,911

Total Municipal Bonds (cost $113,673,761)		117,338,111

Mutual Fund 1.7%

	Shares

Money Market Fund 1.7%
Invesco Tax Free Cash Reserve Portfolio — Institutional Shares, 0.01% (a)	2,041,727	2,041,727

Total Mutual Fund (cost $2,041,727)		2,041,727

Total Investments (cost $115,715,488) (b)(c) — 99.1%		119,379,838

Other assets in excess of liabilities — 0.9%		1,118,477

NET ASSETS — 100.0%		$120,498,315

(a)	Represents 7-day effective yield as of October 31, 2014.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	The following entity has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2014, the percentages attributed to Assured Guaranty Municipal Corporation and National-RE were 10.99% and 14.46%, respectively.

Statement of Investments (Continued)

October 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

AGM	Assured Guaranty Municipal Corporation

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

RB	Revenue Bond

RE	Reinsured

XLCA	XL Capital Assurance

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund
Assets:
Investments, at value (cost $115,715,488)	$119,379,838
Interest and dividends receivable	1,349,487
Receivable for capital shares issued	6,540
Prepaid expenses	3,454

Total Assets	120,739,319

Liabilities:
Distributions payable	37,444
Payable for capital shares redeemed	54,376
Accrued expenses and other payables:
Investment advisory fees	31,219
Fund administration fees	9,192
Distribution fees	30,805
Administrative servicing fees	8,941
Accounting and transfer agent fees	8,341
Trustee fees	368
Custodian fees	495
Compliance program costs (Note 3)	1,076
Professional fees	38,027
Printing fees	16,748
Other	3,972

Total Liabilities	241,004

Net Assets	$120,498,315

Represented by:
Capital	$121,904,922
Accumulated undistributed net investment income	16,789
Accumulated net realized losses from investments	(5,087,746)
Net unrealized appreciation/(depreciation) from investments	3,664,350

Net Assets	$120,498,315

Net Assets:
Class A Shares	$107,773,178
Class C Shares	12,072,832
Institutional Service Class Shares	641,793
Institutional Class Shares	10,512

Total	$120,498,315

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,571,198
Class C Shares	1,185,746
Institutional Service Class Shares	62,950
Institutional Class Shares	1,032

Total	11,820,926

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Ziegler Wisconsin Tax Exempt Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.19
Class C Shares (b)	$10.18
Institutional Service Class Shares	$10.20
Institutional Class Shares	$10.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.42

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Interest income	$1,165,124	$5,197,950
Dividend income	80	1,428

Total Income	1,165,204	5,199,378

EXPENSES:
Investment advisory fees	153,935	661,898
Fund administration fees	27,660	155,297
Distribution fees Class A	68,830	293,988
Distribution fees Class B (b)	–	393
Distribution fees Class C	23,184	106,293
Administrative servicing fees Class A	5,372	85,292
Administrative servicing fees Class B (b)	–	131
Administrative servicing fees Class C	1,129	2,141
Administrative servicing fees Institutional Service Class (c)	91	515
Registration and filing fees	6,548	20,165
Professional fees	33,948	46,206
Printing fees	13,671	23,049
Trustee fees	688	3,068
Custodian fees	1,312	5,222
Accounting and transfer agent fees	12,288	30,147
Compliance program costs (Note 3)	–	1,611
Other	1,008	21,348

Total expenses before earnings credit, fees waived, and expenses reimbursed	349,664	1,456,764

Earnings credit (Note 5)	(1)	(236)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(32,166)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (c)	–	(185)
Expenses reimbursed by adviser (Note 3)	(59,124)	(170,502)

Net Expenses	290,539	1,253,675

NET INVESTMENT INCOME	874,665	3,945,703

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(69,918)	(4,759,889)
Net change in unrealized appreciation/(depreciation) from investments	1,213,779	1,844,901

Net realized/unrealized gains(losses) from investments	1,143,861	(2,914,988)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,018,526	$1,030,715

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$874,665	$3,945,703		$4,558,938
Net realized gains/(losses) from investments	(69,918)	(4,759,889)		119,834
Net change in unrealized appreciation/(depreciation) from investments	1,213,779	1,844,901		(9,152,540)

Change in net assets resulting from operations	2,018,526	1,030,715		(4,473,768)

Distributions to Shareholders From:
Net investment income:
Class A	(791,312)	(3,547,872)		(4,059,716)
Class B (b)	–	(701)		(18,645)
Class C	(75,062)	(364,785)		(459,370)
Institutional Service Class (c)	(5,057)	(17,644)		(35,247)
Institutional Class	(84)	(299	)(d)	–

Change in net assets from shareholder distributions	(871,515)	(3,931,301)		(4,572,978)

Change in net assets from capital transactions	(3,395,059)	(26,358,317)		(4,957,196)

Change in net assets	(2,248,048)	(29,258,903)		(14,003,942)

Net Assets:
Beginning of period	122,746,363	152,005,266		166,009,208

End of period	$120,498,315	$122,746,363		$152,005,266

Accumulated undistributed net investment income at end of period	$16,789	$14,362		$–

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$399,968	$2,131,046		$11,633,693
Proceeds from shares issued from class conversion	–	332,070		–
Dividends reinvested	683,406	2,876,602		3,074,159
Cost of shares redeemed	(4,046,264)	(26,060,405)		(20,534,726)

Total Class A Shares	(2,962,890)	(20,720,687)		(5,826,874)

Class B Shares (Note 11) (b)
Proceeds from shares issued	–	–		8,299
Dividends reinvested	–	602		7,893
Cost of shares redeemed in class conversion	–	(332,070)		–
Cost of shares redeemed	–	(164,770)		(523,647)

Total Class B Shares	–	(496,238)		(507,455)

Class C Shares (Note 11)
Proceeds from shares issued	83,827	353,590		4,810,457
Dividends reinvested	70,280	309,049		368,866
Cost of shares redeemed	(752,005)	(5,366,869)		(4,087,279)

Total Class C Shares	(597,898)	(4,704,230)		1,092,044

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 11) (c)
Proceeds from shares issued	$218,809	$230,984		$1,193,688
Dividends reinvested	4,908	13,222		26,519
Cost of shares redeemed	(58,072)	(691,685)		(935,118)

Total Institutional Service Class Shares	165,645	(447,479)		285,089

Institutional Class Shares
Proceeds from shares issued	–	14,119	(d)	–
Dividends reinvested	84	292	(d)	–
Cost of shares redeemed	–	(4,094	)(d)	–

Total Institutional Class Shares	84	10,317	(d)	–

Change in net assets from capital transactions	$(3,395,059)	$(26,358,317)		$(4,957,196)

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	39,185	211,499		1,075,462
Issued in class conversion	–	33,262		–
Reinvested	67,044	284,348		286,146
Redeemed	(397,084)	(2,580,977)		(1,920,307)

Total Class A Shares	(290,855)	(2,051,868)		(558,699)

Class B Shares (Note 11) (b)
Issued	–	–		772
Reinvested	–	59		735
Redeemed in class conversion	–	(33,303)		–
Redeemed	–	(16,248)		(49,457)

Total Class B Shares	–	(49,492)		(47,950)

Class C Shares (Note 11)
Issued	8,216	35,074		445,674
Reinvested	6,901	30,594		34,392
Redeemed	(73,982)	(533,181)		(386,759)

Total Class C Shares	(58,865)	(467,513)		93,307

Institutional Service Class Shares (Note 11) (c)
Issued	21,581	22,934		110,801
Reinvested	481	1,307		2,468
Redeemed	(5,683)	(68,103)		(87,654)

Total Institutional Service Class Shares	16,379	(43,862)		25,615

Institutional Class Shares
Issued	–	1,404	(d)	–
Reinvested	9	29	(d)	–
Redeemed	–	(410	)(d)	–

Total Institutional Class Shares	9	1,023	(d)	–

Total change in shares	(333,332)	(2,611,712)		(487,727)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Wisconsin Tax Exempt Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$10.10	0.07	0.09	0.16	(0.07)	–	(0.07)	$10.19	1.62%		$107,773,178	0.90%	2.88%	1.09%	0.76%
Year Ended July 31, 2014 (g)	$10.30	0.31	(0.21)	0.10	(0.30)	–	(0.30)	$10.10	1.06%		$109,711,271	0.90%	3.03%	1.05%	8.61%
Year Ended July 31, 2013 (g)	$10.88	0.30	(0.58)	(0.28)	(0.30)	–	(0.30)	$10.30	(2.65%	)	$132,960,429	0.90%	2.79%	1.29%	14.00%
Year Ended July 31, 2012 (g)	$10.37	0.34	0.51	0.85	(0.34)	–	(0.34)	$10.88	8.30%		$146,648,612	0.90%	3.17%	1.31%	13.00%
Year Ended July 31, 2011 (g)	$10.52	0.36	(0.13)	0.23	(0.37)	(0.01)	(0.38)	$10.37	2.28%		$130,165,154	0.90%	3.53%	1.31%	10.00%
Year Ended July 31, 2010 (g)	$10.10	0.36	0.42	0.78	(0.36)	–	(0.36)	$10.52	7.95%		$146,664,880	0.90%	3.45%	1.29%	13.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$10.09	0.06	0.09	0.15	(0.06)	–	(0.06)	$10.18	1.51%		$12,072,832	1.35%	2.44%	1.60%	0.76%
Year Ended July 31, 2014 (g)	$10.28	0.26	(0.19)	0.07	(0.26)	–	(0.26)	$10.09	0.71%		$12,554,401	1.35%	2.58%	1.50%	8.61%
Year Ended July 31, 2013 (g)	$10.87	0.25	(0.59)	(0.34)	(0.25)	–	(0.25)	$10.28	(3.18%	)	$17,604,748	1.35%	2.34%	1.54%	14.00%
Year Ended July 31, 2012 (g)	$10.36	0.29	0.51	0.80	(0.29)	–	(0.29)	$10.87	7.82%		$17,595,471	1.35%	2.71%	1.56%	13.00%
Year Ended July 31, 2011 (g)	$10.51	0.32	(0.14)	0.18	(0.32)	(0.01)	(0.33)	$10.36	1.93%		$10,831,411	1.35%	3.08%	1.56%	10.00%
Year Ended July 31, 2010 (g)	$10.09	0.31	0.43	0.74	(0.32)	–	(0.32)	$10.51	7.37%		$10,156,665	1.35%	3.00%	1.54%	13.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$10.10	0.08	0.10	0.18	(0.08)	–	(0.08)	$10.20	1.79%		$641,793	0.65%	3.14%	0.87%	0.76%
Year Ended July 31, 2014 (g)	$10.30	0.33	(0.20)	0.13	(0.33)	–	(0.33)	$10.10	1.31%		$470,359	0.65%	3.28%	0.83%	8.61%
Year Ended July 31, 2013 (g)	$10.88	0.33	(0.58)	(0.25)	(0.33)	–	(0.33)	$10.30	(2.40%	)	$931,021	0.65%	3.04%	1.04%	14.00%
Year Ended July 31, 2012 (g)	$10.37	0.36	0.52	0.88	(0.37)	–	(0.37)	$10.88	8.57%		$705,422	0.65%	3.42%	1.06%	13.00%
Period Ended July 31, 2011 (g)(j)	$10.52	0.38	(0.12)	0.26	(0.40)	(0.01)	(0.41)	$10.37	2.45%		$281,684	0.65%	3.78%	1.06%	10.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$10.10	0.08	0.09	0.17	(0.08)	–	(0.08)	$10.19	1.70%		$10,512	0.60%	3.19%	0.82%	0.76%
Period Ended July 31, 2014 (g)(k)	$10.06	0.29	0.04	0.33	(0.29)	–	(0.29)	$10.10	3.32%		$10,332	0.60%	3.34%	0.71%	8.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from August 3, 2010 (commencement of operations) through July 31, 2011. Total return is calculated based on inception date of August 3, 2010 through July 31, 2011.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide HighMark Bond Fund (“HM Bond”)

- Nationwide HighMark California Intermediate Tax Free Bond Fund (“California Intermediate Tax Free Bond”)

- Nationwide HighMark National Intermediate Tax Free Bond Fund (“National Intermediate Tax Free Bond”)

- Nationwide HighMark Short Term Bond Fund (“Short Term Bond”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Ziegler Wisconsin Tax Exempt Fund (“Wisconsin Tax Exempt”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Prime Class, Service Class, Institutional Service Class and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt (collectively the “Nationwide HighMark Funds”) commenced operations on September 16, 2013 as a result of a tax free reorganization in which each Fund acquired all of the assets, subject to all liabilities and obligations, of the HighMark Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund, HighMark Short Term Bond Fund, and HighMark Wisconsin Tax-Exempt Fund, respectively, each a former series of HighMark Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”). Each Fund has adopted the historical performance of its corresponding Predecessor Fund. Each Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for the Nationwide HighMark Funds has changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for Nationwide HighMark Funds reflects the three month period from August 1, 2014 through October 31, 2014. Each of the Funds, except Wisconsin Tax Exempt, is a diversified fund, as defined in the 1940 Act. Wisconsin Tax Exempt is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

Notes to Financial Statements (Continued)

October 31, 2014

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are fair valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are categorized within Level 2 of the fair value hierarchy. The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Notes to Financial Statements (Continued)

October 31, 2014

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, yield curves, credit risk/spreads and quoted prices for similar assets. Securities valued in this manner are generally categorized as Level 2, consistent with similar valuation techniques and inputs described above for debt and equity securities.

At October 31, 2014, 100% of the market value of Bond, Government Bond, HM Bond, Short Term Bond, and Inflation-Protected Securities was determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$10,266,469	$—	$10,266,469
Corporate Bonds	—	379,745,340	—	379,745,340
Mutual Fund	1,187,981	—	—	1,187,981
Preferred Stocks	36,909,147	—	—	36,909,147
Repurchase Agreement	—	8,258,854	—	8,258,854
U.S. Government Mortgage Backed Agencies	—	235,188,090	—	235,188,090
U.S. Government Sponsored & Agency Obligation	—	1,993,783	—	1,993,783
U.S. Treasury Bond	—	11,717,158	—	11,717,158
U.S. Treasury Notes	—	98,407,179	—	98,407,179
Yankee Dollars	—	3,194,322	—	3,194,322
Total	$38,097,128	$748,771,195	$—	$786,868,323

Notes to Financial Statements (Continued)

October 31, 2014

California Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$180,737,818	$—	$180,737,818
Mutual Fund	1,184,352	—	—	1,184,352
Total	$1,184,352	$180,737,818	$—	$181,922,170

National Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$67,660,665	$—	$67,660,665
Mutual Fund	326,870	—	—	326,870
Total	$326,870	$67,660,665	$—	$67,987,535

High Yield Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Security	$—	$108,978	$—	$108,978
Common Stock	—	—	—	—
Corporate Bonds
Airlines	—	185,063	—	185,063
Auto Components	—	613,187	—	613,187
Automobiles	—	621,356	—	621,356
Banks	—	949,087	—	949,087
Building Products	—	765,625	—	765,625
Capital Markets	—	342,688	—	342,688
Chemicals	—	1,223,960	—	1,223,960
Commercial Services & Supplies	—	1,416,480	—	1,416,480
Communications Equipment	—	98,375	—	98,375
Construction & Engineering	—	316,677	—	316,677
Construction Materials	—	557,250	—	557,250
Consumer Finance	—	1,601,741	—	1,601,741
Containers & Packaging	—	1,123,787	—	1,123,787
Distributors	—	177,625	—	177,625
Diversified Financial Services	—	838,588	—	838,588
Diversified Telecommunication Services	—	2,645,273	—	2,645,273
Electric Utilities	—	334,121	—	334,121
Electrical Equipment	—	274,875	—	274,875
Electronic Equipment & Instruments	—	178,500	—	178,500
Electronic Equipment, Instruments & Components	—	151,937	—	151,937
Energy Equipment & Services	—	600,275	—	600,275
Food & Staples Retailing	—	305,562	—	305,562
Food Products	—	367,469	—	367,469
Gas Utilities	—	1,542,075	—	1,542,075
Health Care Providers & Services	—	2,730,385	—	2,730,385
Hotels, Restaurants & Leisure	—	1,385,794	—	1,385,794
Household Durables	—	749,125	—	749,125
Household Products	—	345,437	—	345,437
Industrial Conglomerates	—	167,437	—	167,437
Information Technology Services	—	473,933	—	473,933

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Insurance	$—	$371,532	$—	$371,532
Internet Software & Services	—	343,594	—	343,594
Leisure Products	—	73,594	—	73,594
Machinery	—	630,625	—	630,625
Marine	—	419,265	—	419,265
Media	—	4,863,115	—	4,863,115
Metals & Mining	—	1,905,250	—	1,905,250
Multi-Utilities & Unregulated Power	—	790,937	—	790,937
Oil, Gas & Consumable Fuels	—	6,035,444	—	6,035,444
Paper & Forest Products	—	841,707	—	841,707
Personal Products	—	175,000	—	175,000
Pharmaceuticals	—	1,160,664	—	1,160,664
Road & Rail	—	654,406	—	654,406
Semiconductors & Semiconductor Equipment	—	469,875	—	469,875
Software	—	1,205,469	—	1,205,469
Specialty Retail	—	632,668	—	632,668
Wireless Telecommunication Services	—	1,243,238	—	1,243,238
Total Corporate Bonds	$—	$44,900,070	$—	$44,900,070
Warrant	—	—	—	—
Yankee Dollar	—	269,841	—	269,841
Total	$—	$45,278,889	$—	$45,278,889

Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$18,523,709	$—	$18,523,709
Certificates of Deposit	—	88,000,000	—	88,000,000
Commercial Paper	—	703,661,891	—	703,661,891
Corporate Bonds	—	93,432,259	—	93,432,259
Municipal Bonds	—	97,925,000	—	97,925,000
Mutual Funds	80,974,914	—	—	80,974,914
Repurchase Agreement	—	123,823,000	—	123,823,000
Total	$80,974,914	$1,125,365,859	$—	$1,206,340,773

Wisconsin Tax Exempt

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$117,338,111	$—	$117,338,111
Mutual Fund	2,041,727	—	—	2,041,727
Total	$2,041,727	$117,338,111	$—	$119,379,838

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the periods ended October 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2014, High Yield Bond held 1 corporate bond, 1 common stock, and 1 warrant that were categorized as Level 3 investments which were each valued at $0.

Notes to Financial Statements (Continued)

October 31, 2014

(b)	Securities Lending

During the period from September 16, 2013 through July 31, 2014 and the year ended October 31, 2014, HM Bond and Core Plus Bond, respectively, entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund received is included in calculating the Fund’s total assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. The Funds receive payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Income from the securities lending program is recorded when received from the securities lending agent. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from September 16, 2013 through March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) began serving as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

For the period from September 16, 2013 through March 31, 2014, in the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified a Fund by purchasing replacement securities at its expense, or would pay a Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, in the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At October 31, 2014, the BBH Securities Lending Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2014, HM Bond had no portfolio securities on loan.

(c)	Joint Repurchase Agreements

For the period and year ended October 31, 2014, HM Bond and Core Plus Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement,

Notes to Financial Statements (Continued)

October 31, 2014

the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

At October 31, 2014, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $171,201,142, collateralized by U.S. Treasury Notes, 0.25% – 1.25%, maturing 11/30/15 – 11/30/18; total market value $174,624,000.

At October 31, 2014, the Funds’ investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repurchase agreement was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Core Plus Bond	Royal Bank of Canada	$8,258,854	$—	$8,258,854	$(8,258,854)	$—

Amounts designated as “—” are zero.

*	At October 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repurchase agreement and related collateral.

At October 31, 2014, HM Bond held no repurchase agreements.

During the year ended October 31, 2014, Money Market, along with another series of the Nationwide Variable Insurance Trust, pursuant to procedures adopted by the Board and applicable guidance from SEC, transferred cash, through a joint account at JPMorgan, the Fund’s custodian, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, The Bank of New York Mellon or JPMorgan, takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Money Market may be delayed or limited.

At October 31, 2014, the joint repo on a gross basis was as follows:

ING Financial Markets LLC, 0.10%, dated 10/31/14, due 11/03/14, repurchase price $363,453,029, collateralized by U.S. Government Agency Securities, 0.35%—6.00%, maturing 02/25/33 – 06/25/43; total market value $374,354,492.

Notes to Financial Statements (Continued)

October 31, 2014

At October 31, 2014, Money Market’s investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repurchase agreement was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Money Market	ING Financial Markets LLC	$123,823,000	$—	$123,823,000	$(123,823,000)	$—

Amounts designates as “—“ are zero.

*	At October 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for Money Market’s undivided interest in the joint repurchase agreement and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to basis adjustments on sales of inflation protected securities and preferred stocks, capital loss carryforward acquired in merger, capital loss carryforward expiration, non-deductible excise tax, paydown gains and losses, and market discount on sales. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Notes to Financial Statements (Continued)

October 31, 2014

Reclassifications for the periods ended October 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/ (losses) from investment transactions
Bond	$—	$59,451	$(59,451)
Core Plus Bond	(1,927)	872,189	870,262
Government Bond	—	99,126	(99,126)
HM Bond	—	86,031	(86,031)
California Intermediate Tax Free Bond	—	(29,848)	29,848
National Intermediate Tax Free Bond	(296)	(2,731)	3,027
Short Term Bond	4,107,023	155,692	(4,262,715)
High Yield Bond	(4,630,806)	7,250	4,623,556
Inflation-Protected Securities	—	5,695	(5,695)
Money Market	—	—	—
Wisconsin Tax Exempt	—	(723)	723

Amounts designated as “—” are zero or have been rounded to zero.

(f)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

Notes to Financial Statements (Continued)

October 31, 2014

unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2014, the subadvisers for each Fund are as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Bond	NWAM(a)
HM Bond	HighMark Capital Management, Inc. (“HighMark”)
California Intermediate Tax Free Bond	HighMark
National Intermediate Tax Free Bond	HighMark
Short Term Bond	HighMark
High Yield Bond	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
Inflation-Protected Securities	NWAM(a)
Money Market	Federated Investment Management Company
Wisconsin Tax Exempt	Ziegler Capital Management, LLC
(a)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the periods ended July 31 and October 31, 2014, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	On $1 billion and more	0.40%
Government Bond(a)	Up to $250 million	0.45%
	$250 million up to $1 billion	0.425%
	$1 billion up to $2 billion	0.40%
	$2 billion up to $5 billion	0.375%
	$5 billion and more	0.35%
HM Bond(b)	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%

Notes to Financial Statements (Continued)

October 31, 2014

Fund	Fee Schedule	Advisory Fee (annual rate)
California Intermediate Tax Free Bond(b)	All Assets	0.50%
National Intermediate Tax Free Bond(b)
Short Term Bond(b)	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	On $1 billion and more	0.475%
Inflation-Protected Securities(a)	Up to $1 billion	0.25%
	On $1 billion and more	0.23%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%
Wisconsin Tax Exempt(b)	Up to $250 million	0.50%
	On $250 million and more	0.40%
(a)	For the period from May 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, the Fund began paying NFA advisory fees.

Prior to May 1, 2014, under the terms of the Investment Advisory Agreement, Government Bond and Inflation-Protected Securities paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	$5 billion and more	0.40%
Inflation-Protected Securities	All Assets	0.25%

From August 1, 2013 through September 15, 2013, the Predecessor Funds paid investment advisory fees to HighMark under a similar agreement based on that Fund’s average daily net assets. The Funds paid investment advisory fees to HighMark according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
HM Bond	All Assets	0.50%
California Intermediate Tax Free Bond
National Intermediate Tax Free Bond
Short Term Bond	All Assets	0.40%
Wisconsin Tax Exempt	Up to $250 million	0.50%
	On $250 million and more	0.40%

Notes to Financial Statements (Continued)

October 31, 2014

For the year ended October 31, 2014, the effective advisory fee rates before and after contractual and voluntary advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* and Voluntary** Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Voluntary** Fee Waivers
Bond	0.50%	N/A	N/A
Core Plus Bond	0.44	N/A	N/A
Government Bond	0.48	0.45%	N/A
HM Bond(a)	0.49	N/A	N/A
California Intermediate Tax Free Bond(a)	0.50	N/A	N/A
National Intermediate Tax Free Bond(a)	0.50	N/A	N/A
Short Term Bond(a)	0.35	N/A	N/A
High Yield Bond	0.55	N/A	N/A
Inflation-Protected Securities	0.25	N/A	N/A
Money Market	0.39	N/A	0.09%
Wisconsin Tax Exempt(a)	0.50	N/A	N/A

N/A — Not Applicable.

*	Please see below for additional information regarding contractual waivers.
**	Voluntary waivers may be discontinued at any time at the discretion of NFA.
(a)	For the period from August 1, 2014 through October 31, 2014.

For the year and period ended July 31, 2014, the effective advisory fee rates for the Nationwide HighMark Funds were as follows:

Fund	Period Ended July 31, 2014(a)	Year Ended July 31, 2014(b)
HM Bond	0.49%	0.49%
California Intermediate Tax Free Bond	0.50	0.50
National Intermediate Tax Free Bond	0.50	0.50
Short Term Bond	0.35	0.35
Wisconsin Tax Exempt	0.50	0.50
(a)	For the period ended September 16, 2013 through July 31, 2014.
(b)	For the year ended July 31, 2014.

For the period from September 16, 2013 through July 31, 2014, the Nationwide Highmark Funds paid investment advisory fees to NFA in the amounts listed below.

Fund	Period Ended July 31, 2014
HM Bond	$1,451,224
California Intermediate Tax Free Bond	878,116
National Intermediate Tax Free Bond	336,499
Short Term Bond	681,072
Wisconsin Tax Exempt	570,273

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $401,398 during the year ended October 31, 2014.

Notes to Financial Statements (Continued)

October 31, 2014

Prior to September 16, 2013 the Predecessor Funds were managed by, and paid investment advisory fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds paid investment advisory fees to HighMark in the amounts listed below.

Fund	Amount
HM Bond	$219,453
California Intermediate Tax Free Bond	140,860
National Intermediate Tax Free Bond	53,990
Short Term Bond	82,378
Wisconsin Tax Exempt	91,625

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 28, 2015.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.55%
Core Plus Bond	All Classes	0.70
Government Bond	N/A	N/A
High Yield Bond	All Classes	0.75
Inflation-Protected Securities	All Classes	0.30
Money Market	Prime	0.59
	Institutional Class	0.59
	Service Class	0.59	(a)
N/A	— Not applicable.

(a)	Effective until at least February 28, 2015, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.

Effective September 16, 2013, the Nationwide HighMark Funds have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts until November 30, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
HM Bond	0.97%	1.40%	0.72%	0.65%
California Intermediate Tax Free Bond	0.79	1.24	0.54	0.49
National Intermediate Tax Free Bond	0.77	1.22	0.52	0.47
Short Term Bond(a)	0.85	1.30	0.60	0.55
Wisconsin Tax Exempt	0.90	1.35	0.65	0.60
(a)	For the period September 16, 2013 through June 30, 2014.

Notes to Financial Statements (Continued)

October 31, 2014

Effective July 1, 2014, the Expense Limitation Agreement between Short Term Bond and NFA was restated and limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts until November 30, 2016.

Fund	Class A	Class C	Institutional Service Class	Institutional Class
Short Term Bond	0.76%	1.20%	0.51%	0.45%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Fiscal Year 2012 Amount		Fiscal Year 2013 Amount		Period Ended July 31, 2014(a)	Fiscal Year 2014 Amount		Total
Bond	$185,800		$309,610		N/A	$278,508		$773,918
Core Plus Bond	N/A		26	(b)	N/A	—		26
Government Bond	N/A		N/A		N/A	N/A		N/A
HM Bond	N/A		N/A		$—	21,179	(c)	21,179
California Intermediate Tax Free Bond	N/A		N/A		$235,685	95,358	(c)	331,043
National Intermediate Tax Free Bond	N/A		N/A		212,031	85,316	(c)	297,347
Short Term Bond	N/A		N/A		5,849	13,785	(c)	19,634
High Yield Bond	N/A		210,496	(d)	N/A	161,537		372,033
Inflation-Protected Securities	21,150	(e)	166,823		N/A	121,641		309,614
Money Market	N/A		N/A		N/A	N/A		N/A
Wisconsin Tax Exempt	N/A		N/A		126,293	59,124	(c)	185,417

N/A — Not applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from April 22, 2013 through October 31, 2013.
(c)	For the period from August 1, 2014 through October 31, 2014.
(d)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $102,897 and $107,599, respectively.
(e)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

During the period or year ended October 31, 2014, no amounts were reimbursed to NFA by the Funds pursuant to the Expense Limitation Agreement.

Notes to Financial Statements (Continued)

October 31, 2014

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2014, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $19,437 for Government Bond, for which NFA shall not be entitled to later seek recoupment.

During the period from September 16, 2013 through July 31, 2014, no amounts were reimbursed to NFA by the Nationwide HighMark Funds pursuant to the Expense Limitation Agreement.

For the period from August 1, 2013 through September 15, 2013, for the Predecessor Funds, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Funds in order to limit the Funds from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
HM Bond	$55,593
California Intermediate Tax Free Bond	84,194
National Intermediate Tax Free Bond	43,916
Short Term Bond	38,214
Wisconsin Tax Exempt	44,209

For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds were subject to a recoupment plan under HighMark (“Predecessor Plan”). Under the Predecessor Plan, HighMark was able to recoup from the Fund any of the fees and expenses it waived until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurred, subject to certain limitations. For the period from August 1, 2013 through September 15, 2013, no amounts were reimbursed to HighMark. Effective September 16, 2013, the Predecessor Plan was terminated.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year and period ended October 31, 2014, NFM earned $1,474,379 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement. For the period from September 16, 2013 through July 31, 2014, NFM earned $611,875 in fees from the Nationwide HighMark Funds under the Joint Administration and Transfer Agency Agreement.

Notes to Financial Statements (Continued)

October 31, 2014

For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds were a series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Funds in the amounts listed below.

Fund	Amount
HM Bond	$75,609
California Intermediate Tax Free Bond	47,527
National Intermediate Tax Free Bond	18,658
Short Term Bond	37,765
Wisconsin Tax Exempt	36,469

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the periods ended October 31, 2014, the Funds’ aggregate portion of such costs amounted to $6,924. For the period from September 16, 2013 through July 31, 2014, the Nationwide HighMark Funds aggregate portion of such costs amounted to $931. For the period from August 1, 2013, through September 15, 2013, the Funds paid $8,085 to HighMark.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Bond	0.25	1.00	0.50	N/A
HM Bond	0.25	0.75	N/A	N/A
California Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
National Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A
High Yield Bond	0.25	0.75	N/A	N/A
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	0.15%
Wisconsin Tax Exempt	0.25	0.75	N/A	N/A

N/A — Not applicable.

Notes to Financial Statements (Continued)

October 31, 2014

(a)	For class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, the Nationwide HighMark Funds were parties to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed each Fund to pay distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to each Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 0.75% of the daily net assets attributable to each Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds paid distribution fees to the Distributor in the amounts listed below.

Fund	Amount
HM Bond	$21,669
California Intermediate Tax Free Bond	57,943
National Intermediate Tax Free Bond	11,906
Short Term Bond	38,979
Wisconsin Tax Exempt	56,329

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond and High Yield Bond Class A sales charges range from 0.00% to 4.25%, and Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, Government Bond, Inflation-Protected Securities and Wisconsin Tax Exempt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. For the year ended October 31, 2014, Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities imposed front-end sales charges of $46,752. For the period from August 1, 2014 through October 31, 2014 the Nationwide HighMark Funds imposed front-end sales charges of $8,834. For the period from September 16, 2013 through July 31, 2014, the Nationwide HighMark Funds imposed front-end sales charges of $65,485. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed front-end sales charges of $13,808.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B, and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities and 0.50% for HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt. Class B CDSCs ranged from 1.00% to 5.00% for all Funds. Class C CDSCs are 1.00% for Bond, Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt and 0.75% for High Yield Bond. For the year ended October 31, 2014, Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities imposed CDSCs of $753. For the period from August 1, 2014 through October 31, 2014 the Nationwide HighMark Funds imposed CDSCs of $1,400. For the period from September 16, 2013 through July 31, 2014 the Nationwide HighMark Funds, imposed CDSCs of $11,169. For the period from August 1, 2013 through September 15, 2013, the Predecessor Funds imposed CDSCs of $2,077.

A Fund may retain all or a portion of the sales charges.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the

Notes to Financial Statements (Continued)

October 31, 2014

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Prime, Institutional Service Class, and Service Class shares of each of the Funds. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

For the period from August 1, 2013 through September 15, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary and Class A or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class or classes of shares of the Predecessor Funds . The service providers had agreed to waive a portion of their fees for certain classes of the Predecessor Funds for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

For the periods ended October 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Prime Shares	Institutional Service Class Shares	Service Class Shares
Bond	0.05%	0.05%	0.11%	N/A	0.05%	N/A
Core Plus Bond	0.04	N/A	N/A	N/A	0.01	N/A
Government Bond	0.11	0.03	0.24	N/A	0.08	N/A
HM Bond(a)	0.15	0.08	N/A	N/A	0.13	N/A
California Intermediate Tax Free Bond(a)	0.05	0.05	N/A	N/A	0.02	N/A
National Intermediate Tax Free Bond(a)	0.04	0.04	N/A	N/A	0.02	N/A
Short Term Bond(a)	0.07	0.07	N/A	N/A	0.03	N/A
High Yield Bond	0.07	0.05	N/A	N/A	0.08	N/A
Inflation-Protected Securities	0.04	N/A	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	—	—	—
Wisconsin Tax Exempt(a)	0.02	0.04	N/A	N/A	0.06	N/A

N/A — Not Applicable.

Amounts designated as “—” have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.

For the year ended July 31, 2014, the effective rates for administrative services fees, net of waivers, for the Nationwide HighMark Funds were as follows:

Fund	Class A	Class B(a)	Class C	Institutional Service Class(b)
HM Bond	0.06%	0.25%	0.02%	0.10%
California Intermediate Tax Free Bond	0.05	N/A	0.02	0.03
National Intermediate Tax Free Bond	0.05	N/A	0.01	0.04
Short Term Bond	0.05	N/A	0.02	0.03
Wisconsin Tax Exempt	0.05	0.25	0.02	0.06

N/A — Not Applicable.

(a)	For the period August 1, 2013 through September 15, 2013.

Notes to Financial Statements (Continued)

October 31, 2014

(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

During the period from September 16, 2013 through July 31, 2014, the effective rates for administrative services fees that NFS earned for the Nationwide HighMark Funds were as follows:

Fund	Class A	Class C	Institutional Service Class
HM Bond	0.06%	0.03%	0.10%
California Intermediate Tax Free Bond	0.05	0.02	0.03
National Intermediate Tax Free Bond	0.05	0.01	0.03
Short Term Bond	0.06	0.02	0.03
Wisconsin Tax Exempt	0.04	0.02	0.06

For the periods ended July 31 and October 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

	Amount
Fund	Period Ended July 31,2014		Year Ended October 31, 2014
Bond	N/A		$36,209
Core Plus Bond	N/A		234
Government Bond	N/A		69,263
HM Bond	$280,414	(a)	143,883	(b)
California Intermediate Tax Free Bond	55,575	(a)	16,224	(b)
National Intermediate Tax Free Bond	24,569	(a)	4,847	(b)
Short Term Bond	45,472	(a)	19,730	(b)
High Yield Bond	N/A		22,176
Inflation-Protected Securities	N/A		33
Money Market	—		—
Wisconsin Tax Exempt	47,510	(a)	6,592	(b)

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.
(b)	For the period from August 1, 2014 through October 31, 2014.

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amounts in administrative servicing fees, net of waivers, from the Predecessor Funds:

Fund	Amount
HM Bond	$29,483
California Intermediate Tax Free Bond	11,780
National Intermediate Tax Free Bond	4,962
Short Term Bond	8,626
Wisconsin Tax Exempt	8,218

During the year ended October 31, 2014, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $3,459,476. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $708. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $709,399. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be

Notes to Financial Statements (Continued)

October 31, 2014

entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of October 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	14.40%
Core Plus Bond	90.65
Government Bond	26.60
HM Bond	—
California Intermediate Tax Free Bond	0.01
National Intermediate Tax Free Bond	0.02
Short Term Bond	53.26
High Yield Bond	0.23
Inflation-Protected Securities	99.80
Money Market	20.26
Wisconsin Tax Exempt	0.01

Amounts designated as “—” are zero or have been rounded to zero.

4.  Redemption Fees

For the period from July 1, 2012 through November 18, 2012, High Yield Bond imposed a redemption fee on shares sold or exchanged within 90 days of purchase. For the period from July 1, 2012 through November 18, 2012, High Yield Bond had contributions to capital due to the collection of redemption fees in the amount of $73. Effective November 19, 2012, the High Yield Bond did not impose a redemption fee.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. Effective July 17, 2014, the Nationwide HighMark Funds were added to the credit agreement. The line of credit is renewed annually, and next expires on July 16, 2015. At July 31, 2014 and October 31, 2014 the Funds had no borrowings under the line of credit. The Trusts’ credit agreement with respect to Money Market was terminated effective July 17, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

Notes to Financial Statements (Continued)

October 31, 2014

6.  Investment Transactions

For the year ended October 31, 2014, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$20,461,230	$28,135,652
Core Plus Bond	849,762,724	342,336,460
Government Bond	41,219,676	50,091,982
HM Bond(a)	35,825,773	36,449,693
California Intermediate Tax Free Bond(a)	2,653,857	6,322,564
National Intermediate Tax Free Bond(a)	1,611,310	3,905,429
Short Term Bond(a)	80,732,265	53,913,759
High Yield Bond	26,495,214	34,623,492
Inflation-Protected Securities	152,718,851	1,125,627
Wisconsin Tax Exempt(a)	900,000	2,850,000
(a)	For the period from August 1, 2014 through October 31, 2014.

For the year ended October 31, 2014, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond	$—	$2,152,424
Core Plus Bond	199,533,019	104,315,433
Government Bond	30,976,028	12,960,542
HM Bond(a)	2,873,867	13,015,262
California Intermediate Tax Free Bond(a)	—	—
National Intermediate Tax Free Bond(a)	—	—
Short Term Bond(a)	10,644,647	21,791,094
High Yield Bond	—	—
Inflation-Protected Securities	152,718,851	1,125,627
Money Market	35,339,744	135,350,000
Wisconsin Tax Exempt(a)	—	—
(a)	For the period from August 1, 2014 through October 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Notes to Financial Statements (Continued)

October 31, 2014

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Concentration of Credit Risk

As of the date of these financial statements, the California Intermediate Tax-Free Bond Fund invests in debt securities issued by the State of California and its political subdivisions. As of the date of these financial statements, the Wisconsin Tax- Exempt Fund invests in debt securities issued by the State of Wisconsin and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in their respective states.

Other

California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, and Wisconsin Tax Exempt may invest through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis into one of the following money market funds: Goldman Sachs Tax Exempt California Fund, Institutional Shares, Dreyfus Tax Exempt Cash Management, Institutional Shares, or Invesco Tax Free Cash Reserve Portfolio, Institutional Shares. As with investments in any money market fund, the Trust’s investments in the aforementioned money market funds are neither guaranteed nor insured, and shares of these money market funds may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Regulatory Items and Money Market Reform

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

In July 2014, the SEC adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. Money Market is required to comply with these amendments, and the compliance dates for the various amendments range from 9 months to 2 years. As a result of the amendments, Money Market may be required to take certain steps with respect to its structure and/or operations.

Notes to Financial Statements (Continued)

October 31, 2014

10.  Other

As of October 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	11.35%	1	(a)
Core Plus Bond	42.70	3	(a)
Government Bond	40.58	2
HM Bond	75.07	5
California Intermediate Tax Free Bond	66.14	4
National Intermediate Tax Free Bond	65.87	3
Short Term Bond	44.23	3	(a)
High Yield Bond	59.42	2
Inflation-Protected Securities	61.14	4	(a)
Money Market	68.59	2
Wisconsin Tax Exempt	31.16	1
(a)	Each such account is the account of an affiliated fund.

11.  Reorganization

The Nationwide HighMark Funds commenced operation on September 16, 2013 as a result of a tax free reorganization in which each Fund acquired all of the assets, subject to all liabilities and obligations, of the Predecessor Fund. Class A and Class B, Class C, and Fiduciary shareholders of each Predecessor Fund received Class A, Class C, and Institutional Service Class shares, respectively, of the Nationwide HighMark Fund with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the respective Predecessor Funds immediately prior to the reorganization. Each Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Nationwide HighMark Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, each Predecessor Fund’s operating history prior to the reorganization is reflected in the Nationwide HighMark Fund’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the Nationwide HighMark Fund as noted below:

Fund/Class	Shares	Value
HM Bond
Class A	2,306,938	$24,906,629
Class B**	7,234	77,781
Class C	1,240,147	13,312,114
Institutional Service Class*	26,544,533	291,849,172
California Intermediate Tax Free Bond
Class A	6,970,811	70,555,059
Class C	3,490,146	35,188,004
Institutional Service Class*	10,733,860	109,199,848

Notes to Financial Statements (Continued)

October 31, 2014

Fund/Class	Shares	Value
National Intermediate Tax Free Bond
Class A	1,509,371	$16,969,709
Class C	603,212	6,789,697
Institutional Service Class*	5,420,075	60,983,970
Short Term Bond
Class A	4,322,803	43,089,271
Class C	2,602,075	26,249,990
Institutional Service Class*	8,932,889	89,162,736
Wisconsin Tax Exempt
Class A	12,406,596	123,860,012
Class B**	33,303	332,069
Class C	1,576,731	15,717,642
Institutional Service Class*	63,797	636,889
*	Effective September 16, 2013, Fiduciary shares were renamed Institutional Service Class Shares.
**	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

12.  Merger

At close of business on October 10, 2014, Nationwide HighMark Short Term Bond Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund (“Target Fund 1” and “Target Fund 2”, respectively, and, collectively, the “Target Funds”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 11, 2014. The reorganization of Target Fund 1 was approved by the shareholders of Target Fund 1 at a meeting held on September 25, 2014 and the reorganization of Target Fund 2 was not required to be approved by the shareholders of Target Fund 2. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of 8,489,530 shares of the Acquiring Fund, valued at $85,070,066, for the assets of the Target Funds. The investment portfolios of Target Fund 1 and Target Fund 2, with fair values of $9,311,121 and $74,054,333 and identified costs of $9,294,829 and $74,172,976, respectively at October 10, 2014, were the principal assets acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $402,921,036. The combined net assets of the Acquiring Fund immediately following the acquisition were $487,991,102. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class C, Institutional Service Class, and Institutional Class shares of the Target Funds received a number of shares relative to the net assets received of the corresponding class of the Acquiring Fund. Shareholders of Class R and Service Class shares of the Target Funds received a number of shares relative to the net assets received of Class A of the Acquiring Fund.

Notes to Financial Statements (Continued)

October 31, 2014

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund 1
Nationwide Enhanced Income Fund				$16,292
Class A	677,117	$6,011,509	$8.8781
Class R*	905	8,019	8.8631
Institutional Service Class	460,856	4,097,235	8.8905
Institutional Class	34,235	303,883	8.8764
Target Fund 2
Nationwide Short Duration Bond Fund				$(118,643)
Class A	3,206,319	$32,267,781	$10.0638
Class C	559,400	5,634,335	10.0721
Institutional Service Class	529,503	5,326,593	10.0596
Institutional Class	907,171	9,128,723	10.0628
Service Class*	2,215,592	22,291,988	10.0614
Acquiring Fund
Nationwide HighMark Short Term Bond Fund				$431,984
Class A	4,356,588	$43,606,045	$10.0092
Class C	1,737,342	17,602,857	10.1321
Institutional Service Class	8,327,885	83,465,304	10.0224
Institutional Class	25,757,782	258,246,830	10.0260
After Reorganization
Nationwide HighMark Short Term Bond Fund				$329,633
Class A	10,408,944	$104,185,342	$10.0092
Class C	2,293,429	23,237,192	10.1321
Institutional Service Class	9,268,161	92,889,132	10.0224
Institutional Class	26,698,593	267,679,436	10.0260
The following pro forma information for the year ended July 31, 2014 is provided as though the reorganization had been completed on August 1, 2013, the beginning of the annual reporting period for the Fund:

—	Net investment income $3,477,246;
—	Net gain on investments $804,677;
—	Net change in unrealized appreciation/(depreciation) $338,289; and
—	Net increase in net assets resulting from operations $4,620,212.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Fund’s Statement of Operations since July 31, 2014.

Notes to Financial Statements (Continued)

October 31, 2014

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$2,624,134	$341,751	$2,965,885	$—	$—	$2,965,885
Core Plus Bond	15,073,244	522,051	15,595,295	—	—	15,595,295
Government Bond	1,044,697	—	1,044,697	—	—	1,044,697
HM Bond(a)	2,510,442	—	2,510,442	—	—	2,510,442
California Intermediate Tax Free Bond(a)	—	—	—	1,092,536	—	1,092,536
National Intermediate Tax Free Bond(a)	—	—	—	406,256	—	406,256
Short Term Bond(a)	1,094,259	—	1,094,259	—	—	1,094,259
High Yield Bond	2,835,485	—	2,835,485	—	—	2,835,485
Inflation-Protected Securities	1,611,643	—	1,611,643	—	—	1,611,643
Money Market	—	—	—	—	—	—
Wisconsin Tax Exempt(a)	—	—	—	871,515	—	871,515
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

(a)	For the period from August 1, 2014 through October 31, 2014.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Returnof Capital	Total Distributions Paid
HM Bond	$10,622,007	$6,980,205	$17,602,212	$—	$—	$17,602,212
California Intermediate Tax Free Bond	565	400,296	400,861	4,799,650	—	5,200,511
National Intermediate Tax Free Bond	10,759	788,297	799,056	1,890,545	—	2,689,601
Short Term Bond	2,382,058	—	2,382,058	—	—	2,382,058
Wisconsin Tax Exempt	—	—	—	3,931,301	—	3,931,301
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2014

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond	3,257,432	815,067	4,072,499	—	4,072,499
Core Plus Bond	2,936,202	726,428	3,662,630	—	3,662,630
Government Bond	3,485,808	690,826	4,176,634	—	4,176,634
High Yield Bond(a)	1,082,393	—	1,082,393	—	1,082,393
Inflation-Protected Securities	172,645	—	172,645	—	172,645
Money Market	—	—	—	—	—
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
(a)	For the period from July 1, 2013 through October 31, 2013.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
HM Bond	$13,540,134	$2,125,724	$15,665,858	$—	$—	$15,665,858
California Intermediate Tax Free Bond	529	—	529	6,002,281	—	6,002,810
National Intermediate Tax Free Bond	—	363,888	363,888	2,495,995	—	2,859,883
Short Term Bond	2,423,681	—	2,423,681	—	—	2,423,681
Wisconsin Tax Exempt	6,126	—	6,126	4,566,852	—	4,572,978
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond	$148,538	$—	$730,235	$878,773	$(208,453)	$—	$2,769,512	$3,439,832
Core Plus Bond	3,009,714	—	—	3,009,714	(1,894,704)	—	4,222,494	5,337,504
Government Bond	1,631	—	—	1,631	(77,147)	(260,892)	557,058	220,650
HM Bond	909,071	—	3,371,925	4,280,996	(858,042)	(206,943)	9,211,215	12,427,226
California Intermediate Tax Free Bond	—	367,070	1,421,503	1,788,573	(366,445)	—	12,773,640	14,195,768
National Intermediate Tax Free Bond	1,670	133,456	1,206,014	1,341,140	(133,396)	—	4,086,541	5,294,285
Short Term Bond	359,827	—	—	359,827	(423,329)	(4,621,640)	(119,105)	(4,804,247)
High Yield Bond	214,032	—	—	214,032	(207,012)	(31,508,287)	535,556	(30,965,711)
Inflation-Protected Securities	347,448	—	—	347,448	—	(3,534,362)	(8,886,850)	(12,073,764)
Money Market	—	—	—	—	—	(1,610,497)	—	(1,610,497)
Wisconsin Tax Exempt	—	305,968	—	305,968	(289,179)	(5,087,746)	3,664,350	(1,406,607)

Notes to Financial Statements (Continued)

October 31, 2014

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$69,810,239	$3,306,812	$(537,300)	$2,769,512
Core Plus Bond	782,645,829	8,284,341	(4,061,847)	4,222,494
Government Bond	71,195,248	1,563,591	(1,006,533)	557,058
HM Bond	436,712,168	13,255,989	(4,044,774)	9,211,215
California Intermediate Tax Free Bond	169,148,530	12,790,834	(17,194)	12,773,640
National Intermediate Tax Free Bond	63,900,994	4,115,906	(29,365)	4,086,541
Short Term Bond	479,372,426	1,621,785	(1,740,890)	(119,105)
High Yield Bond	44,743,333	1,290,807	(755,251)	535,556
Inflation-Protected Securities	309,896,115	1,563,389	(10,450,239)	(8,886,850)
Money Market	1,206,340,773	925	(925)	—
Wisconsin Tax Exempt	115,715,488	5,908,131	(2,243,781)	3,664,350

Amount designated as “—” is zero or has been rounded to zero.

As of October 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Government Bond	$260,892	Unlimited
HM Bond	206,943	Unlimited
Short Term Bond*	4,270,957	Unlimited
Short Term Bond*	135,829	2015
Short Term Bond	214,854	2017
High Yield Bond	1,000,707	2015
High Yield Bond	4,782,241	2016
High Yield Bond	25,725,339	2017
Inflation-Protected Securities	3,534,362	Unlimited
Money Market	1,610,497	2016
Wisconsin Tax Exempt	5,087,672	Unlimited
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

Notes to Financial Statements (Continued)

October 31, 2014

During the year ended October 31, 2014, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Short Term Bond	$—	$4,417,104
High Yield Bond	1,257,443	4,628,318
Money Market	14,387	—

Amounts designated as “—” are zero or have rounded to zero.

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Highmark Bond Fund, Nationwide Highmark California Intermediate Tax-Free Bond Fund, Nationwide Highmark National Intermediate Tax-Free Bond Fund, Nationwide Highmark Short Term Bond Fund, Nationwide Ziegler Wisconsin Tax-Exempt Fund, Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide High Yield Bond Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Money Market Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, underlying funds’ transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The statements of changes in net assets and the financial highlights of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Core Plus Bond	4.42%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond	$341,751
Core Plus Bond	522,051

For the year ended October 31, 2014, the Funds’ percentage of earned income which was tax exempt was as follows:

Fund	Amount
California Intermediate Tax Free Bond	100.00%
National Intermediate Tax Free Bond	100.00
Wisconsin Tax Exempt	100.00

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

Market Index Definitions (con’t.)

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Market Index Definitions (con’t.)

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014

AR-CFX 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (Con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2014, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 7.75% versus 9.69% for its composite benchmark, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 127 funds as of October 31, 2014) was 7.36% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 59% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and

4

Fund Commentary (con’t.)	Nationwide Investor Destinations Aggressive Fund

currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Fixed Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Fixed Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations

Aggressive Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	32%	5.45%
Nationwide International Index Fund Institutional Class	27%	0.01%
Nationwide Mid Cap Market Index Fund Institutional Class	14%	1.59%
Nationwide Small Cap Index Fund Institutional Class	13%	1.05%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
Nationwide Bond Index Fund Institutional Class	2%	0.08%
Nationwide Core Plus Bond Fund Institutional Class	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Objective

The Fund seeks to maximize total investment return for an aggressive level of risk.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period

•	The Fund’s investments in U.S. equity mutual funds accounted for 59% of its allocations and were the largest contributors to the returns of the Fund during the reporting period

Asset Allocation†

Equity Funds	86.3%
Alternative Assets	9.7%
Fixed Income Funds	4.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	32.3%
Nationwide International Index Fund, Institutional Class	26.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.3%
Nationwide Small Cap Index Fund, Institutional Class	13.3%
Nationwide Portfolio Completion Fund, Institutional Class	9.7%
Nationwide Core Plus Bond Fund, Institutional Class	2.0%
Nationwide Bond Index Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

6

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	7.92%	12.49%	7.08%	–
	w/ SC2	1.72%	11.15%	6.44%	–
Class C	w/o SC1	7.21%	11.71%	6.32%	–
	w/SC3	6.21%	11.71%	6.32%	–
Class R4,5		7.54%	12.10%	6.75%	–
Institutional Service Class[4]		–	–	–	3.93%[6]*
Institutional Class[4,7]		8.21%	12.83%	7.42%	–
Service Class[4]		7.75%	12.36%	6.96%	–
Russell 3000® Index		16.07%	17.01%	8.55%	–
S&P 500® Index		17.27%	16.69%	8.20%	–
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
MSCI EAFE® Index		(0.60)%	6.52%	5.81%	–
Composite Index		8.83%	11.69%	6.65%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 21, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio^
Class A	0.83%
Class C	1.54%
Class R	1.12%
Institutional Service Class	0.58%
Institutional Class	0.47%
Service Class	0.88%

^	Current effective prospectus dated March 1, 2014 (as revised March 26, 2014). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,025.30	2.81	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	1,021.40	6.47	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares(d)	Actual	(b)	1,000.00	1,023.50	4.23	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	1,027.00	1.07	0.21
	Hypothetical	(b)(c)	1,000.00	1,024.15	1.07	0.21
Institutional Class Shares	Actual	(b)	1,000.00	1,027.00	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	1,024.30	2.96	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014 Class R2 Shares were renamed Class R Shares.

9

Statement of Investments

October 31, 2014

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 9.7%
Nationwide Portfolio Completion Fund, Institutional Class (a)	12,174,003	$121,131,334

Total Alternative Assets (cost $118,089,637)		121,131,334

Equity Funds 86.3%
Nationwide International Index Fund, Institutional Class (a)	40,238,019	329,146,996
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	8,967,629	177,828,083
Nationwide S&P 500 Index Fund, Institutional Class (a)	25,905,496	402,830,465
Nationwide Small Cap Index Fund, Institutional Class (a)	10,455,625	165,930,765

Total Equity Funds (cost $786,180,161)		1,075,736,309

Fixed Income Funds 4.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,223,249	25,100,478
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,450,428	25,214,901

Total Fixed Income Funds (cost $50,715,475)		50,315,379

Total Mutual Funds (cost $954,985,273)		1,247,183,022

Total Investments (cost $954,985,273) (b) — 100.1%		1,247,183,022

Liabilities in excess of other assets — (0.1)%		(635,890)

NET ASSETS — 100.0%		$1,246,547,132

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2014

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $954,985,273)	$1,247,183,022
Receivable for investments sold	461,014
Receivable for capital shares issued	707,713
Prepaid expenses	30,353

Total Assets	1,248,382,102

Liabilities:
Payable for capital shares redeemed	1,135,478
Accrued expenses and other payables:
Investment advisory fees	132,947
Fund administration fees	29,105
Distribution fees	294,507
Administrative servicing fees	196,020
Accounting and transfer agent fees	7,948
Trustee fees	3,727
Custodian fees	3,849
Compliance program costs (Note 3)	367
Professional fees	20,059
Printing fees	7,066
Other	3,897

Total Liabilities	1,834,970

Net Assets	$1,246,547,132

Represented by:
Capital	$949,736,755
Accumulated net realized gains from affiliated investments	4,612,628
Net unrealized appreciation/(depreciation) from investments in affiliates	292,197,749

Net Assets	$1,246,547,132

Net Assets:
Class A Shares	$61,402,299
Class C Shares	76,857,144
Class R Shares	106,558,652
Institutional Service Class Shares	3,569,632
Institutional Class Shares	146,720,517
Service Class Shares	851,438,888

Total	$1,246,547,132

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,335,143
Class C Shares	6,840,512
Class R Shares	9,410,492
Institutional Service Class Shares	309,897
Institutional Class Shares	12,623,756
Service Class Shares	73,879,402

Total	108,399,202

11

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.51
Class C Shares (b)	$11.24
Class R Shares	$11.32
Institutional Service Class Shares	$11.52
Institutional Class Shares	$11.62
Service Class Shares	$11.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.21

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$25,467,882

Total Income	25,467,882

EXPENSES:
Investment advisory fees	1,625,106
Fund administration fees	346,574
Distribution fees Class A	159,324
Distribution fees Class B (a)	10,760
Distribution fees Class C	758,233
Distribution fees Class R (b)	541,769
Distribution fees Service Class	2,169,839
Administrative servicing fees Class A	66,857
Administrative servicing fees Class C	44,347
Administrative servicing fees Class R (b)	162,531
Administrative servicing fees Institutional Service Class (c)	90
Administrative servicing fees Service Class	1,301,910
Registration and filing fees	77,561
Professional fees	67,420
Printing fees	23,272
Trustee fees	39,186
Custodian fees	47,064
Accounting and transfer agent fees	66,195
Compliance program costs (Note 3)	3,564
Other	33,953

Total expenses before earnings credit	7,545,555

Earnings credit (Note 5)	(17)

Net Expenses	7,545,538

NET INVESTMENT INCOME	17,922,344

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	44,599,831
Net realized gains from investment transactions with affiliates	10,205,754

Net realized gains from affiliated investments	54,805,585

Net change in unrealized appreciation/(depreciation) from investments in affiliates	20,878,150

Net realized/unrealized gains from affiliated investments	75,683,735

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$93,606,079

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
Operations:
Net investment income	$17,922,344		$17,110,252
Net realized gains from affiliated investments	54,805,585		11,460,772
Net change in unrealized appreciation/(depreciation) from investments in affiliates	20,878,150		232,591,753

Change in net assets resulting from operations	93,606,079		261,162,777

Distributions to Shareholders From:
Net investment income:
Class A	(1,075,210)		(968,045)
Class B (a)	(31,916)		(55,790)
Class C	(812,641)		(675,982)
Class R (b)	(1,595,494)		(1,424,243)
Institutional Service Class	(1,087	)(c)	–
Institutional Class	(2,659,351)		(1,928,613)
Service Class	(14,506,612)		(13,132,526)
Net realized gains:
Class A	(804,434)		(572,967)
Class B (a)	(46,855)		(56,776)
Class C	(997,370)		(637,640)
Class R (b)	(1,496,117)		(1,028,497)
Institutional Service Class	–	(c)	–
Institutional Class	(1,621,624)		(921,180)
Service Class	(11,566,034)		(8,184,292)

Change in net assets from shareholder distributions	(37,214,745)		(29,586,551)

Change in net assets from capital transactions	(35,017,401)		(47,705,603)

Change in net assets	21,373,933		183,870,623

Net Assets:
Beginning of year	1,225,173,199		1,041,302,576

End of year	$1,246,547,132		$1,225,173,199

Accumulated undistributed net investment income at end of year	$–		$82,090

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,425,571		$15,322,388
Proceeds from shares issued from class conversion	2,574,611		–
Dividends reinvested	1,345,536		1,039,315
Cost of shares redeemed	(20,237,535)		(19,061,602)

Total Class A Shares	(891,817)		(2,699,899)

Class B Shares (a)
Proceeds from shares issued	69,236		175,032
Dividends reinvested	65,577		86,638
Cost of shares redeemed in class conversion	(2,574,611)		–
Cost of shares redeemed	(1,533,001)		(2,810,581)

Total Class B Shares	(3,972,799)		(2,548,911)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

(c) For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

14

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$14,310,984		$11,975,603
Dividends reinvested	862,428		572,226
Cost of shares redeemed	(13,151,457)		(11,464,078)

Total Class C Shares	2,021,955		1,083,751

Class R Shares (b)
Proceeds from shares issued	10,382,606		11,886,523
Dividends reinvested	2,999,821		2,357,861
Cost of shares redeemed	(20,342,495)		(17,978,126)

Total Class R Shares	(6,960,068)		(3,733,742)

Institutional Service Class Shares
Proceeds from shares issued	3,710,364	(c)	–
Dividends reinvested	1,087	(c)	–
Cost of shares redeemed	(228,247	)(c)	–

Total Institutional Service Class Shares	3,483,204	(c)	–

Institutional Class Shares
Proceeds from shares issued	35,279,465		62,767,157
Dividends reinvested	4,280,948		2,849,793
Cost of shares redeemed	(17,585,600)		(52,343,098)

Total Institutional Class Shares	21,974,813		13,273,852

Service Class Shares
Proceeds from shares issued	69,876,145		57,991,604
Dividends reinvested	26,072,627		21,316,629
Cost of shares redeemed	(146,621,461)		(132,388,887)

Total Service Class Shares	(50,672,689)		(53,080,654)

Change in net assets from capital transactions	$(35,017,401)		$(47,705,603)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,375,334		1,559,786
Issued in class conversion	230,901		–
Reinvested	121,713		111,899
Redeemed	(1,801,042)		(1,969,347)

Total Class A Shares	(73,094)		(297,662)

Class B Shares (a)
Issued	6,387		18,323
Reinvested	6,100		9,696
Redeemed in class conversion	(235,131)		–
Redeemed	(141,638)		(292,860)

Total Class B Shares	(364,282)		(264,841)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

(c) For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,309,213		1,223,229
Reinvested	80,407		64,114
Redeemed	(1,193,102)		(1,178,718)

Total Class C Shares	196,518		108,625

Class R Shares (b)
Issued	939,975		1,229,532
Reinvested	276,629		259,973
Redeemed	(1,837,828)		(1,816,307)

Total Class R Shares	(621,224)		(326,802)

Institutional Service Class Shares
Issued	330,525	(c)	–
Reinvested	94	(c)	–
Redeemed	(20,722	)(c)	–

Total Institutional Service Class Shares	309,897	(c)	–

Institutional Class Shares
Issued	3,101,365		6,223,977
Reinvested	382,190		301,972
Redeemed	(1,547,966)		(5,214,478)

Total Institutional Class Shares	1,935,589		1,311,471

Service Class Shares
Issued	6,147,981		5,841,621
Reinvested	2,356,942		2,299,608
Redeemed	(12,950,073)		(13,366,053)

Total Service Class Shares	(4,445,150)		(5,224,824)

Total change in shares	(3,061,746)		(4,694,033)

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2014 (e)	$11.00	0.17	0.68	0.85	(0.19)	(0.15)	(0.34)	$11.51	7.92%	$61,402,299	0.54%	1.47%	0.54%	8.41%
Year Ended October 31, 2013 (e)	$8.97	0.17	2.13	2.30	(0.17)	(0.10)	(0.27)	$11.00	26.24%	$59,507,180	0.49%	1.69%	0.49%	22.52%
Year Ended October 31, 2012 (e)	$8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	$8.97	10.56%	$51,210,338	0.50%	1.44%	0.50%	11.55%
Year Ended October 31, 2011 (e)	$8.13	0.13	0.14	0.27	(0.14)	–	(0.14)	$8.26	3.24%	$51,388,289	0.48%	1.54%	0.48%	9.70%
Year Ended October 31, 2010 (e)	$7.30	0.11	1.02	1.13	(0.10)	(0.20)	(0.30)	$8.13	15.81%	$49,682,066	0.49%	1.44%	0.49%	8.89%

Class C Shares
Year Ended October 31, 2014 (e)	$10.75	0.08	0.68	0.76	(0.12)	(0.15)	(0.27)	$11.24	7.21%	$76,857,144	1.24%	0.77%	1.24%	8.41%
Year Ended October 31, 2013 (e)	$8.78	0.09	2.09	2.18	(0.11)	(0.10)	(0.21)	$10.75	25.26%	$71,452,684	1.19%	0.92%	1.19%	22.52%
Year Ended October 31, 2012 (e)	$8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	$8.78	9.90%	$57,370,350	1.20%	0.76%	1.20%	11.55%
Year Ended October 31, 2011 (e)	$7.97	0.07	0.12	0.19	(0.08)	–	(0.08)	$8.08	2.36%	$59,022,254	1.21%	0.86%	1.21%	9.70%
Year Ended October 31, 2010 (e)	$7.17	0.06	1.01	1.07	(0.07)	(0.20)	(0.27)	$7.97	15.15%	$67,454,100	1.20%	0.75%	1.20%	8.89%

Class R Shares (f)(g)
Year Ended October 31, 2014 (e)	$10.83	0.13	0.67	0.80	(0.16)	(0.15)	(0.31)	$11.32	7.54%	$106,558,652	0.84%	1.22%	0.84%	8.41%
Year Ended October 31, 2013 (e)	$8.84	0.12	2.11	2.23	(0.14)	(0.10)	(0.24)	$10.83	25.73%	$108,654,200	0.85%	1.27%	0.85%	22.52%
Year Ended October 31, 2012 (e)	$8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	$8.84	10.23%	$91,551,218	0.84%	1.10%	0.84%	11.55%
Year Ended October 31, 2011 (e)	$8.01	0.10	0.14	0.24	(0.11)	–	(0.11)	$8.14	2.90%	$88,524,201	0.85%	1.18%	0.85%	9.70%
Year Ended October 31, 2010 (e)	$7.21	0.08	1.01	1.09	(0.09)	(0.20)	(0.29)	$8.01	15.41%	$84,348,618	0.84%	1.07%	0.84%	8.89%

Institutional Service Class Shares
Period Ended October 31, 2014 (e)(h)	$11.18	0.02	0.42	0.44	(0.10)	–	(0.10)	$11.52	3.93%	$3,569,632	0.21%	0.24%	0.21%	8.41%

Institutional Class Shares
Year Ended October 31, 2014 (e)	$11.11	0.21	0.68	0.89	(0.23)	(0.15)	(0.38)	$11.62	8.21%	$146,720,517	0.19%	1.81%	0.19%	8.41%
Year Ended October 31, 2013 (e)	$9.06	0.19	2.16	2.35	(0.20)	(0.10)	(0.30)	$11.11	26.57%	$118,716,482	0.19%	1.88%	0.19%	22.52%
Year Ended October 31, 2012 (e)	$8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	$9.06	11.05%	$84,918,686	0.20%	1.74%	0.20%	11.55%
Year Ended October 31, 2011 (e)	$8.20	0.15	0.15	0.30	(0.16)	–	(0.16)	$8.34	3.49%	$70,317,290	0.21%	1.78%	0.21%	9.70%
Year Ended October 31, 2010 (e)	$7.36	0.13	1.04	1.17	(0.13)	(0.20)	(0.33)	$8.20	16.19%	$57,247,781	0.20%	1.71%	0.20%	8.89%

Service Class Shares
Year Ended October 31, 2014 (e)	$11.02	0.16	0.68	0.84	(0.19)	(0.15)	(0.34)	$11.52	7.75%	$851,438,888	0.59%	1.46%	0.59%	8.41%
Year Ended October 31, 2013 (e)	$8.99	0.15	2.14	2.29	(0.16)	(0.10)	(0.26)	$11.02	26.04%	$862,903,998	0.60%	1.53%	0.60%	22.52%
Year Ended October 31, 2012 (e)	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%	$750,703,873	0.60%	1.34%	0.60%	11.55%
Year Ended October 31, 2011 (e)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%	$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (e)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%	$719,252,841	0.59%	1.34%	0.59%	8.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2014, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 7.19% versus 9.20% for its composite benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 561 funds as of October 31, 2014) was 8.65% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 51% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying allocations posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if interest rates go down, bond

18

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Fixed Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Fixed Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderately Aggressive Fund

(October 31, 2014)

Underlying Fund or Contract	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	4.77%
Nationwide International Index Fund Institutional Class	24%	0.01%
Nationwide Mid Cap Market Index Fund Institutional Class	12%	1.36%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.33%
Nationwide Small Cap Index Fund Institutional Class	10%	0.80%
Nationwide Bond Index Fund Institutional Class	5%	0.20%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.15%
Nationwide HighMark Short Term Bond Fund Institutional Class	2%	0.02%
Nationwide Fixed Contract	2%	0.07%
Nationwide Ziegler Equity Income Fund Institutional Class	1%	0.14%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Aggressive Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

19

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Objective

The Fund seeks to maximize total investment return for a moderately aggressive level of risk.

Highlights

•	All of the Fund’s underlying allocations posted positive returns during the reporting period

•	The Fund’s investments in U.S. equity mutual funds accounted for 51% of its allocations and were the largest contributors to the returns of the Fund during the reporting period

•	Although short-term bond interest rates remained low, the Fund’s 2% allocation to the Nationwide Fixed Contract contributed 0.07% to the Fund’s overall return during the reporting period

Asset Allocation†

Equity Funds	75.4%
Asset Allocation Fund	11.7%
Fixed Income Funds	10.9%
Fixed Contract	2.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	28.3%
Nationwide International Index Fund, Institutional Class	23.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.2%
Nationwide Portfolio Completion Fund, Institutional Class	11.7%
Nationwide Small Cap Index Fund, Institutional Class	10.3%
Nationwide Bond Index Fund, Institutional Class	4.9%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Fixed Contract	2.1%
Nationwide HighMark Short Term Bond Fund, Institutional Class	2.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	1.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

20

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	7.33%	11.09%	6.74%	–
	w/ SC2	1.20%	9.77%	6.10%	–
Class C	w/o SC1	6.55%	10.28%	5.98%	–
	w/SC3	5.55%	10.28%	5.98%	–
Class R4,5		6.92%	10.67%	6.40%	–
Institutional Service Class[4]		–	–	–	3.77%[6]*
Institutional Class[4,7]		7.70%	11.40%	7.05%	–
Service Class[4]		7.19%	10.95%	6.62%	–
Russell 3000® Index		16.07%	17.01%	8.55%	–
S&P 500® Index		17.27%	16.69%	8.20%	–
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
MSCI EAFE® Index		(0.60)%	6.52%	5.81%	–
Barclays U.S. 1-3 Year Gov’t/Credit Bond Index		0.89%	1.45%	2.84%	–
Citigroup 3-Month T-Bill Index		0.04%	0.07%	1.50%	–
Composite Index		8.48%	11.00%	6.54%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.55%
Class R	1.14%
Institutional Service Class	0.61%
Institutional Class	0.49%
Service Class	0.89%

^	Current effective prospectus dated March 1, 2014 (as revised March 26, 2014). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 55% Russell 3000® Index, 15% Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE® Index and 5% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

22

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,023.50	2.75	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,019.60	6.41	1.26
	Hypothetical	(b)(c)	1,000.00	1,018.85	6.41	1.26
Class R Shares(d)	Actual	(b)	1,000.00	1,020.90	4.23	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	1,024.20	1.02	0.20
	Hypothetical	(b)(c)	1,000.00	1,024.20	1.02	0.20
Institutional Class Shares	Actual	(b)	1,000.00	1,025.50	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	1,022.60	2.96	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014 Class R2 Shares were renamed Class R Shares.

23

Statement of Investments

October 31, 2014

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.0%

	Shares	Market Value

Asset Allocation Fund 11.7%
Nationwide Portfolio Completion Fund, Institutional Class (a)	24,567,317	$244,444,800

Total Asset Allocation Fund (cost $238,568,484)		244,444,800

Equity Funds 75.4%
Nationwide International Index Fund, Institutional Class (a)	59,493,556	486,657,289
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	12,866,461	255,141,922
Nationwide S&P 500 Index Fund, Institutional Class (a)	37,890,753	589,201,202
Nationwide Small Cap Index Fund, Institutional Class (a)	13,517,674	214,525,486
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,638,826	22,812,462

Total Equity Funds (cost $1,131,221,611)		1,568,338,361

Fixed Income Funds 10.9%
Nationwide Bond Index Fund, Institutional Class (a)	9,010,486	101,728,389
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,023,819	82,565,094
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	4,199,846	42,082,458

Total Fixed Income Funds (cost $228,275,296)		226,375,941

Total Mutual Funds (cost $1,598,065,391)		2,039,159,102

Fixed Contract 2.1%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$42,824,351	42,824,351

Total Fixed Contract (cost $42,824,351)		42,824,351

Total Investments (cost $1,640,889,742) (d) — 100.1%		2,081,983,453

Liabilities in excess of other assets — (0.1)%		(1,156,740)

NET ASSETS — 100.0%		$2,080,826,713

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The contract is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2014

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,640,889,742)	$2,081,983,453
Receivable for investments sold	1,750,051
Receivable for capital shares issued	735,012
Prepaid expenses	36,194

Total Assets	2,084,504,710

Liabilities:
Payable for capital shares redeemed	2,619,094
Accrued expenses and other payables:
Investment advisory fees	223,198
Fund administration fees	46,051
Distribution fees	489,780
Administrative servicing fees	226,195
Accounting and transfer agent fees	11,734
Trustee fees	6,247
Custodian fees	6,255
Compliance program costs (Note 3)	605
Professional fees	30,324
Printing fees	10,154
Other	8,360

Total Liabilities	3,677,997

Net Assets	$2,080,826,713

Represented by:
Capital	$1,629,457,568
Accumulated net realized gains from affiliated investments	10,275,434
Net unrealized appreciation/(depreciation) from investments in affiliates	441,093,711

Net Assets	$2,080,826,713

Net Assets:
Class A Shares	$123,408,650
Class C Shares	128,626,192
Class R Shares	242,451,059
Institutional Service Class Shares	2,589,232
Institutional Class Shares	341,959,809
Service Class Shares	1,241,791,771

Total	$2,080,826,713

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,506,682
Class C Shares	11,187,197
Class R Shares	21,075,898
Institutional Service Class Shares	220,927
Institutional Class Shares	29,137,435
Service Class Shares	105,943,870

Total	178,072,009

25

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.75
Class C Shares (b)	$11.50
Class R Shares	$11.50
Institutional Service Class Shares	$11.72
Institutional Class Shares	$11.74
Service Class Shares	$11.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the year Ended October 31, 2014

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$41,745,568
Interest income from affiliates	1,431,515

Total Income	43,177,083

EXPENSES:
Investment advisory fees	2,705,173
Fund administration fees	544,639
Distribution fees Class A	302,298
Distribution fees Class B (a)	14,087
Distribution fees Class C	1,274,683
Distribution fees Class R (b)	1,231,919
Distribution fees Service Class	3,188,768
Administrative servicing fees Class A	115,841
Administrative servicing fees Class C	69,725
Administrative servicing fees Class R (b)	369,578
Administrative servicing fees Institutional Service Class (c)	58
Administrative servicing fees Service Class	1,913,270
Registration and filing fees	79,223
Professional fees	103,782
Printing fees	25,386
Trustee fees	65,596
Custodian fees	78,367
Accounting and transfer agent fees	107,107
Compliance program costs (Note 3)	5,955
Other	53,786

Total expenses before earnings credit	12,249,241

Earnings credit (Note 5)	(1,644)

Net Expenses	12,247,597

NET INVESTMENT INCOME	30,929,486

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	64,980,038
Net realized gains from investment transactions with affiliates	14,588,323

Net realized gains from affiliated investments	79,568,361

Net change in unrealized appreciation/(depreciation) from investments in affiliates	33,853,239

Net realized/unrealized gains from affiliated investments	113,421,600

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$144,351,086

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
Operations:
Net investment income	$30,929,486		$28,791,116
Net realized gains from affiliated investments	79,568,361		38,521,404
Net change in unrealized appreciation/(depreciation) from investments in affiliates	33,853,239		297,497,297

Change in net assets resulting from operations	144,351,086		364,809,817

Distributions to Shareholders From:
Net investment income:
Class A	(2,051,321)		(1,662,703)
Class B (a)	(39,391)		(78,781)
Class C	(1,458,768)		(1,258,871)
Class R (b)	(3,712,820)		(3,211,038)
Institutional Service Class	(684	)(c)	–
Institutional Class	(6,196,668)		(4,393,383)
Service Class	(21,395,325)		(19,720,854)
Net realized gains:
Class A	(2,417,686)		(573,158)
Class B (a)	(96,165)		(50,991)
Class C	(2,704,902)		(730,521)
Class R (b)	(5,350,857)		(1,380,636)
Institutional Service Class	–	(c)	–
Institutional Class	(5,912,957)		(1,227,423)
Service Class	(26,972,426)		(7,389,943)

Change in net assets from shareholder distributions	(78,309,970)		(41,678,302)

Change in net assets from capital transactions	(19,473,923)		(32,566,829)

Change in net assets	46,567,193		290,564,686

Net Assets:
Beginning of year	2,034,259,520		1,743,694,834

End of year	$2,080,826,713		$2,034,259,520

Accumulated undistributed net investment income at end of year	$–		$626,817

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,749,727		$26,002,812
Proceeds from shares issued from class conversion	3,915,904		–
Dividends reinvested	3,127,547		1,515,552
Cost of shares redeemed	(26,513,481)		(21,691,704)

Total Class A Shares	7,279,697		5,826,660

Class B Shares (a)
Proceeds from shares issued	102,366		229,017
Dividends reinvested	126,042		107,509
Cost of shares redeemed in class conversion	(3,915,904)		–
Cost of shares redeemed	(1,190,364)		(4,896,209)

Total Class B Shares	(4,877,860)		(4,559,683)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

28

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$16,465,882		$12,991,645
Dividends reinvested	1,889,835		794,176
Cost of shares redeemed	(18,884,806)		(19,801,123)

Total Class C Shares	(529,089)		(6,015,302)

Class R Shares (b)
Proceeds from shares issued	18,339,370		21,793,440
Dividends reinvested	8,904,328		4,506,550
Cost of shares redeemed	(39,125,265)		(26,930,614)

Total Class R Shares	(11,881,567)		(630,624)

Institutional Service Class Shares
Proceeds from shares issued	2,665,534	(c)	–
Dividends reinvested	684	(c)	–
Cost of shares redeemed	(134,084	)(c)	–

Total Institutional Service Class Shares	2,532,134	(c)	–

Institutional Class Shares
Proceeds from shares issued	74,350,309		150,731,613
Dividends reinvested	12,109,625		5,620,806
Cost of shares redeemed	(25,935,011)		(111,178,853)

Total Institutional Class Shares	60,524,923		45,173,566

Service Class Shares
Proceeds from shares issued	96,659,941		84,075,133
Dividends reinvested	48,367,751		27,110,797
Cost of shares redeemed	(217,549,853)		(183,547,376)

Total Service Class Shares	(72,522,161)		(72,361,446)

Change in net assets from capital transactions	$(19,473,923)		$(32,566,829)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,321,321		2,498,666
Issued in class conversion	343,539		–
Reinvested	276,955		152,350
Redeemed	(2,297,264)		(2,106,669)

Total Class A Shares	644,551		544,347

Class B Shares (a)
Issued	9,181		22,744
Reinvested	11,469		11,235
Redeemed in class conversion	(350,075)		–
Redeemed	(107,145)		(485,197)

Total Class B Shares	(436,570)		(451,218)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,463,227		1,271,094
Reinvested	171,499		82,704
Redeemed	(1,674,604)		(1,948,208)

Total Class C Shares	(39,878)		(594,410)

Class R Shares (b)
Issued	1,627,254		2,139,310
Reinvested	806,449		465,340
Redeemed	(3,478,776)		(2,608,574)

Total Class R Shares	(1,045,073)		(3,924)

Institutional Service Class Shares
Issued	232,378	(c)	–
Reinvested	58	(c)	–
Redeemed	(11,509	)(c)	–

Total Institutional Service Class Shares	220,927	(c)	–

Institutional Class Shares
Issued	6,487,867		14,394,144
Reinvested	1,070,657		561,989
Redeemed	(2,245,964)		(10,611,639)

Total Institutional Class Shares	5,312,560		4,344,494

Service Class Shares
Issued	8,320,769		8,063,586
Reinvested	4,295,269		2,739,801
Redeemed	(18,851,693)		(17,626,125)

Total Service Class Shares	(6,235,655)		(6,822,738)

Total change in shares	(1,579,138)		(2,983,449)

Amounts designated as “–” are zero or haves been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2014 (e)	$11.38	0.18	0.63	0.81	(0.20)	(0.24)	(0.44)	$11.75	7.33%	$123,408,650	0.53%	1.53%	0.53%	9.54%
Year Ended October 31, 2013 (e)	$9.60	0.17	1.85	2.02	(0.18)	(0.06)	(0.24)	$11.38	21.44%	$112,242,046	0.50%	1.62%	0.50%	29.31%
Year Ended October 31, 2012 (e)	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%	$89,406,859	0.49%	1.59%	0.49%	13.11%
Year Ended October 31, 2011 (e)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%	$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (e)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%	$79,563,235	0.48%	1.72%	0.48%	8.57%

Class C Shares
Year Ended October 31, 2014 (e)	$11.16	0.09	0.62	0.71	(0.13)	(0.24)	(0.37)	$11.50	6.55%	$128,626,192	1.24%	0.84%	1.24%	9.54%
Year Ended October 31, 2013 (e)	$9.41	0.10	1.82	1.92	(0.11)	(0.06)	(0.17)	$11.16	20.72%	$125,294,548	1.19%	0.95%	1.19%	29.31%
Year Ended October 31, 2012 (e)	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%	$111,289,595	1.19%	0.89%	1.19%	13.11%
Year Ended October 31, 2011 (e)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%	$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (e)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%	$131,008,292	1.19%	1.02%	1.19%	8.57%

Class R Shares (f)(g)
Year Ended October 31, 2014 (e)	$11.16	0.14	0.61	0.75	(0.17)	(0.24)	(0.41)	$11.50	6.92%	$242,451,059	0.83%	1.26%	0.83%	9.54%
Year Ended October 31, 2013 (e)	$9.41	0.13	1.82	1.95	(0.14)	(0.06)	(0.20)	$11.16	21.15%	$246,852,482	0.84%	1.28%	0.84%	29.31%
Year Ended October 31, 2012 (e)	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%	$208,283,759	0.84%	1.23%	0.84%	13.11%
Year Ended October 31, 2011 (e)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%	$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (e)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%	$176,660,604	0.83%	1.34%	0.83%	8.57%

Institutional Service Class Shares
Period Ended October 31, 2014 (e)(h)	$11.39	0.03	0.40	0.43	(0.10)	–	(0.10)	$11.72	3.77%	$2,589,232	0.20%	0.44%	0.20%	9.54%

Institutional Class Shares
Year Ended October 31, 2014 (e)	$11.37	0.21	0.64	0.85	(0.24)	(0.24)	(0.48)	$11.74	7.70%	$341,959,809	0.18%	1.85%	0.18%	9.54%
Year Ended October 31, 2013 (e)	$9.59	0.20	1.85	2.05	(0.21)	(0.06)	(0.27)	$11.37	21.83%	$270,917,338	0.19%	1.88%	0.19%	29.31%
Year Ended October 31, 2012 (e)	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%	$186,769,240	0.19%	1.86%	0.19%	13.11%
Year Ended October 31, 2011 (e)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%	$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (e)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%	$130,223,401	0.19%	1.97%	0.19%	8.57%

Service Class Shares
Year Ended October 31, 2014 (e)	$11.36	0.17	0.62	0.79	(0.19)	(0.24)	(0.43)	$11.72	7.19%	$1,241,791,771	0.58%	1.50%	0.58%	9.54%
Year Ended October 31, 2013 (e)	$9.58	0.16	1.85	2.01	(0.17)	(0.06)	(0.23)	$11.36	21.37%	$1,274,073,724	0.59%	1.56%	0.59%	29.31%
Year Ended October 31, 2012 (e)	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%	$1,139,580,740	0.59%	1.49%	0.59%	13.11%
Year Ended October 31, 2011 (e)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%	$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (e)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%	$1,119,852,454	0.58%	1.61%	0.58%	8.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2014, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 6.05% versus 8.20% for its composite benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 537 funds as of October 31, 2014) was 7.05% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 38% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying allocations posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return.

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to

32

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderate Fund

specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Fixed Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Fixed Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderate Fund

(October 31, 2014)

Underlying Fund or Contract	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	20%	3.41%
Nationwide International Index Fund Institutional Class	17%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	14%	0.38%
Nationwide Mid Cap Market Index Fund Institutional Class	10%	1.14%
Nationwide Bond Index Fund Institutional Class	10%	0.41%
Nationwide Fixed Contract	8%	0.28%
Nationwide Small Cap Index Fund Institutional Class	6%	0.48%
Nationwide Core Plus Bond Fund Institutional Class	5%	0.19%
Nationwide HighMark Short Term Bond Fund Institutional Class	5%	0.05%
Nationwide Inflation-Protected Securities Fund Institutional Class	3%	0.06%
Nationwide Ziegler Equity Income Fund Institutional Class	2%	0.28%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderate Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

33

Fund Overview	Nationwide Investor Destinations Moderate Fund

Objective

The Fund seeks to maximize total investment return for a moderate level of risk.

Highlights

•	All of the Fund’s underlying allocations posted positive returns during the reporting period

•	The Fund’s investments in U.S. equity mutual funds accounted for 38% of its allocations and were the largest contributors to the return of the Fund during the reporting period

•	Although short-term bond interest rates remained low, the Fund’s 8% allocation to the Nationwide Fixed Contract contributed 0.28% to the Fund’s overall return during the reporting period

Asset Allocation†

Equity Funds	55.3%
Fixed Income Funds	22.8%
Asset Allocation Fund	14.0%
Fixed Contract	8.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	20.3%
Nationwide International Index Fund, Institutional Class	16.6%
Nationwide Portfolio Completion Fund, Institutional Class	14.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.2%
Nationwide Bond Index Fund, Institutional Class	9.8%
Nationwide Fixed Contract	8.0%
Nationwide Small Cap Index Fund, Institutional Class	6.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	4.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	2.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

34

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	6.08%	9.11%	5.96%	–
	w/ SC2	(0.06)%	7.83%	5.33%	–
Class C	w/o SC1	5.39%	8.35%	5.19%	–
	w/SC3	4.39%	8.35%	5.19%	–
Class R4,5		5.80%	8.73%	5.61%	–
Institutional Service Class[4]		–	–	–	3.35%[6]*
Institutional Class[4,7]		6.47%	9.43%	–	5.80%[6]
Service Class[4]		6.05%	9.00%	5.83%	–
Russell 3000® Index		16.07%	17.01%	8.55%	–
S&P 500® Index		17.27%	16.69%	8.20%	–
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
MSCI EAFE® Index		(0.60)%	6.52%	5.81%	–
Barclays U.S. 1-3 Year Gov’t/Credit Bond Index		0.89%	1.45%	2.84%	–
Citigroup 3-Month T-Bill Index		0.04%	0.07%	1.50%	–
Composite Index		7.77%	9.57%	6.22%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.56%
Class R	1.15%
Institutional Service Class	0.63%
Institutional Class	0.50%
Service Class	0.90%

^	Current effective prospectus dated March 1, 2014 (as revised March 26, 2014). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

35

Fund Performance (con’t.)	Nationwide Investor Destinations Moderate Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 45% Russell 3000® Index, 25% Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® Index and 15% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

36

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,019.80	2.90	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class C Shares	Actual	(b)	1,000.00	1,016.80	6.41	1.26
	Hypothetical	(b)(c)	1,000.00	1,018.85	6.41	1.26
Class R Shares(d)	Actual	(b)	1,000.00	1,019.10	4.22	0.83
	Hypothetical	(b)(c)	1,000.00	1,021.02	4.23	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	1,021.60	1.12	0.22
	Hypothetical	(b)(c)	1,000.00	1,024.10	1.12	0.22
Institutional Class Shares	Actual	(b)	1,000.00	1,022.00	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	1,020.00	2.95	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014 Class R2 Shares were renamed Class R Shares.

37

Statement of Investments

October 31, 2014

Nationwide Investor Destinations Moderate Fund

Mutual Funds 92.1%

	Shares	Market Value

Asset Allocation Fund 14.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	25,303,982	$251,774,619

Total Asset Allocation Fund (cost $245,827,832)		251,774,619

Equity Funds 55.3%
Nationwide International Index Fund, Institutional Class (a)	36,540,124	298,898,216
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	9,231,580	183,062,237
Nationwide S&P 500 Index Fund, Institutional Class (a)	23,529,407	365,882,282
Nationwide Small Cap Index Fund, Institutional Class (a)	6,818,251	108,205,638
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,792,855	38,876,540

Total Equity Funds (cost $687,430,104)		994,924,913

Fixed Income Funds 22.8%
Nationwide Bond Index Fund, Institutional Class (a)	15,716,386	177,437,996
Nationwide Core Plus Bond Fund, Institutional Class (a)	8,807,468	90,628,847
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	8,746,874	87,643,680
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	5,750,432	55,031,633

Total Fixed Income Funds (cost $417,461,227)		410,742,156

Total Mutual Funds (cost $1,350,719,163)		1,657,441,688

Fixed Contract 8.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$143,734,124	$143,734,124

Total Fixed Contract (cost $143,734,124)		143,734,124

Total Investments (cost $1,494,453,287) (d) — 100.1%		1,801,175,812

Liabilities in excess of other assets — (0.1)%		(917,880)

NET ASSETS — 100.0%		$1,800,257,932

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The contract is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

October 31, 2014

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,494,453,287)	$1,801,175,812
Receivable for investments sold	784,573
Receivable for capital shares issued	1,155,211
Prepaid expenses	41,542

Total Assets	1,803,157,138

Liabilities:
Payable for capital shares redeemed	1,953,506
Accrued expenses and other payables:
Investment advisory fees	194,516
Fund administration fees	41,205
Distribution fees	431,999
Administrative servicing fees	207,352
Accounting and transfer agent fees	10,628
Trustee fees	5,361
Custodian fees	5,512
Compliance program costs (Note 3)	514
Professional fees	26,799
Printing fees	9,410
Other	12,404

Total Liabilities	2,899,206

Net Assets	$1,800,257,932

Represented by:
Capital	$1,474,125,521
Accumulated undistributed net investment income	594,954
Accumulated net realized gains from affiliated investments	18,814,932
Net unrealized appreciation/(depreciation) from investments in affiliates	306,722,525

Net Assets	$1,800,257,932

Net Assets:
Class A Shares	$143,271,556
Class C Shares	140,221,911
Class R Shares	195,865,740
Institutional Service Class Shares	4,576,528
Institutional Class Shares	343,231,738
Service Class Shares	973,090,459

Total	$1,800,257,932

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,625,784
Class C Shares	12,558,877
Class R Shares	17,629,538
Institutional Service Class Shares	405,011
Institutional Class Shares	30,352,132
Service Class Shares	86,097,896

Total	159,669,238

39

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.35
Class C Shares (b)	$11.17
Class R Shares	$11.11
Institutional Service Class Shares	$11.30
Institutional Class Shares	$11.31
Service Class Shares	$11.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$31,917,752
Interest income from affiliates	4,941,659

Total Income	36,859,411

EXPENSES:
Investment advisory fees	2,333,971
Fund administration fees	480,489
Distribution fees Class A	357,902
Distribution fees Class B (a)	5,858
Distribution fees Class C	1,399,266
Distribution fees Class R (b)	1,013,436
Distribution fees Service Class	2,488,007
Administrative servicing fees Class A	145,918
Administrative servicing fees Class C	76,599
Administrative servicing fees Class R (b)	304,032
Administrative servicing fees Institutional Service Class (c)	260
Administrative servicing fees Service Class	1,492,812
Registration and filing fees	80,435
Professional fees	91,183
Printing fees	21,865
Trustee fees	57,734
Custodian fees	67,341
Accounting and transfer agent fees	118,453
Compliance program costs (Note 3)	5,234
Other	47,833

Total expenses before earnings credit	10,588,628

Earnings credit (Note 5)	(20)

Net Expenses	10,588,608

NET INVESTMENT INCOME	26,270,803

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	42,721,452
Net realized gains from investment transactions with affiliates	28,610,711

Net realized gains from affiliated investments	71,332,163

Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,783,028

Net realized/unrealized gains from affiliated investments	78,115,191

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$104,385,994

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
Operations:
Net investment income	$26,270,803		$24,757,661
Net realized gains from affiliated investments	71,332,163		55,343,871
Net change in unrealized appreciation/(depreciation) from investments in affiliates	6,783,028		159,032,853

Change in net assets resulting from operations	104,385,994		239,134,385

Distributions to Shareholders From:
Net investment income:
Class A	(2,342,048)		(2,105,107)
Class B (a)	(13,539)		(39,206)
Class C	(1,431,978)		(1,305,304)
Class R (b)	(2,845,110)		(2,703,277)
Institutional Service Class	(5,932	)(c)	–
Institutional Class	(6,170,928)		(4,818,247)
Service Class	(16,041,966)		(15,315,096)
Net realized gains:
Class A	(4,253,649)		(544,335)
Class B (a)	(59,199)		(21,215)
Class C	(4,344,180)		(570,539)
Class R (b)	(6,497,933)		(874,892)
Institutional Service Class	–	(c)	–
Institutional Class	(9,048,933)		(1,020,096)
Service Class	(30,895,590)		(4,259,363)

Change in net assets from shareholder distributions	(83,950,985)		(33,576,677)

Change in net assets from capital transactions	20,859,062		(24,468,070)

Change in net assets	41,294,071		181,089,638

Net Assets:
Beginning of year	1,758,963,861		1,577,874,223

End of year	$1,800,257,932		$1,758,963,861

Accumulated undistributed net investment income at end of year	$594,954		$1,247,267

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$40,822,367		$42,432,527
Proceeds from shares issued from class conversion	1,477,480		–
Dividends reinvested	4,423,056		1,615,503
Cost of shares redeemed	(39,387,604)		(39,848,430)

Total Class A Shares	7,335,299		4,199,600

Class B Shares (a)
Proceeds from shares issued	33,347		84,241
Dividends reinvested	66,278		43,343
Cost of shares redeemed in class conversion	(1,477,480)		–
Cost of shares redeemed	(672,906)		(3,692,609)

Total Class B Shares	(2,050,761)		(3,565,025)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

42

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$22,902,065		$24,614,959
Dividends reinvested	2,706,509		809,225
Cost of shares redeemed	(24,520,559)		(28,142,283)

Total Class C Shares	1,088,015		(2,718,099)

Class R Shares (b)
Proceeds from shares issued	15,367,094		26,722,973
Dividends reinvested	8,971,795		3,465,223
Cost of shares redeemed	(38,306,310)		(33,324,366)

Total Class R Shares	(13,967,421)		(3,136,170)

Institutional Service Class Shares
Proceeds from shares issued	4,628,969	(c)	–
Dividends reinvested	5,932	(c)	–
Cost of shares redeemed	(110,821	)(c)	–

Total Institutional Service Class Shares	4,524,080	(c)	–

Institutional Class Shares
Proceeds from shares issued	79,027,163		170,761,954
Dividends reinvested	15,218,911		5,838,343
Cost of shares redeemed	(39,981,794)		(142,402,818)

Total Institutional Class Shares	54,264,280		34,197,479

Service Class Shares
Proceeds from shares issued	99,229,155		90,884,102
Dividends reinvested	46,936,868		19,574,429
Cost of shares redeemed	(176,500,453)		(163,904,386)

Total Service Class Shares	(30,334,430)		(53,445,855)

Change in net assets from capital transactions	$20,859,062		$(24,468,070)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,654,435		4,038,405
Issued in class conversion	133,728		–
Reinvested	403,947		158,178
Redeemed	(3,508,921)		(3,760,039)

Total Class A Shares	683,189		436,544

Class B Shares (a)
Issued	3,048		8,173
Reinvested	6,126		4,347
Redeemed in class conversion	(134,543)		–
Redeemed	(61,391)		(355,894)

Total Class B Shares	(186,760)		(343,374)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	2,084,082		2,372,525
Reinvested	251,756		81,304
Redeemed	(2,224,181)		(2,708,625)

Total Class C Shares	111,657		(254,796)

Class R Shares (b)
Issued	1,401,087		2,591,531
Reinvested	837,637		347,787
Redeemed	(3,503,221)		(3,215,310)

Total Class R Shares	(1,264,497)		(275,992)

Institutional Service Class Shares
Issued	414,530	(c)	–
Reinvested	524	(c)	–
Redeemed	(10,043	)(c)	–

Total Institutional Service Class Shares	405,011	(c)	–

Institutional Class Shares
Issued	7,094,639		16,149,599
Reinvested	1,392,407		571,848
Redeemed	(3,580,912)		(13,469,400)

Total Institutional Class Shares	4,906,134		3,252,047

Service Class Shares
Issued	8,847,176		8,652,746
Reinvested	4,304,229		1,928,700
Redeemed	(15,786,774)		(15,560,542)

Total Service Class Shares	(2,635,369)		(4,979,096)

Total change in shares	2,019,365		(2,164,667)

Amounts	designated as “–” are zero or have been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2014 (e)	$11.23	0.17	0.49	0.66	(0.19)	(0.35)	(0.54)	$11.35	6.08%	$143,271,556	0.54%	1.50%	0.54%	17.14%
Year Ended October 31, 2013 (e)	$9.93	0.17	1.36	1.53	(0.18)	(0.05)	(0.23)	$11.23	15.56%	$134,092,908	0.50%	1.58%	0.50%	32.04%
Year Ended October 31, 2012 (e)	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%	$114,304,018	0.49%	1.66%	0.49%	16.02%
Year Ended October 31, 2011 (e)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%	$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (e)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%	$96,798,604	0.47%	1.89%	0.47%	9.42%

Class C Shares
Year Ended October 31, 2014 (e)	$11.06	0.09	0.48	0.57	(0.11)	(0.35)	(0.46)	$11.17	5.39%	$140,221,911	1.24%	0.81%	1.24%	17.14%
Year Ended October 31, 2013 (e)	$9.79	0.09	1.33	1.42	(0.10)	(0.05)	(0.15)	$11.06	14.68%	$137,680,905	1.19%	0.89%	1.19%	32.04%
Year Ended October 31, 2012 (e)	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%	$124,362,072	1.20%	0.97%	1.20%	16.02%
Year Ended October 31, 2011 (e)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%	$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (e)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%	$142,313,710	1.20%	1.21%	1.20%	9.42%

Class R Shares(f)(g)
Year Ended October 31, 2014 (e)	$11.00	0.14	0.47	0.61	(0.15)	(0.35)	(0.50)	$11.11	5.80%	$195,865,740	0.83%	1.23%	0.83%	17.14%
Year Ended October 31, 2013 (e)	$9.74	0.13	1.32	1.45	(0.14)	(0.05)	(0.19)	$11.00	15.06%	$207,910,628	0.84%	1.24%	0.84%	32.04%
Year Ended October 31, 2012 (e)	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%	$186,740,830	0.85%	1.31%	0.85%	16.02%
Year Ended October 31, 2011 (e)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%	$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (e)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%	$158,746,294	0.83%	1.54%	0.83%	9.42%

Institutional Service Class Shares
Period Ended October 31, 2014 (e)(h)	$11.03	0.09	0.28	0.37	(0.10)	–	(0.10)	$11.30	3.35%	$4,576,528	0.22%	1.16%	0.22%	17.14%

Institutional Class Shares
Year Ended October 31, 2014 (e)	$11.19	0.21	0.49	0.70	(0.23)	(0.35)	(0.58)	$11.31	6.47%	$343,231,738	0.18%	1.84%	0.18%	17.14%
Year Ended October 31, 2013 (e)	$9.90	0.20	1.35	1.55	(0.21)	(0.05)	(0.26)	$11.19	15.86%	$284,753,727	0.20%	1.86%	0.20%	32.04%
Year Ended October 31, 2012 (e)	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%	$219,767,806	0.20%	1.95%	0.20%	16.02%
Year Ended October 31, 2011 (e)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%	$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (e)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%	$131,966,219	0.20%	2.18%	0.20%	9.42%

Service Class Shares
Year Ended October 31, 2014 (e)	$11.18	0.16	0.49	0.65	(0.18)	(0.35)	(0.53)	$11.30	6.05%	$973,090,459	0.58%	1.48%	0.58%	17.14%
Year Ended October 31, 2013 (e)	$9.90	0.16	1.34	1.50	(0.17)	(0.05)	(0.22)	$11.18	15.30%	$992,441,693	0.60%	1.50%	0.60%	32.04%
Year Ended October 31, 2012 (e)	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%	$927,470,622	0.60%	1.56%	0.60%	16.02%
Year Ended October 31, 2011 (e)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%	$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (e)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%	$891,324,745	0.59%	1.81%	0.59%	9.42%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2014, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 4.88% versus 6.35% for its composite benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 537 funds as of October 31, 2014) was 7.05% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 26% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying allocations posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including

46

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Fixed Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Fixed Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Moderately Conservative Fund

(October 31, 2014)

Underlying Fund or Contract	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	20%	0.81%
Nationwide Fixed Contract	15%	0.53%
Nationwide S&P 500 Index Fund Institutional Class	13%	2.21%
Nationwide International Index Fund Institutional Class	10%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
Nationwide HighMark Short Term Bond Fund Institutional Class	10%	0.10%
Nationwide Mid Cap Market Index Fund Institutional Class	7%	0.79%
Nationwide Inflation-Protected Securities Fund Institutional Class	5%	0.10%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.15%
Nationwide Ziegler Equity Income Fund Institutional Class	3%	0.42%
Nationwide Small Cap Index Fund Institutional Class	3%	0.24%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Moderately Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

47

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Objective

The Fund seeks to maximize total investment return for a moderately conservative level of risk.

Highlights

•	All of the Fund’s underlying allocations posted positive returns during the reporting period

•	The Fund’s investments in U.S. equity mutual funds accounted for 26% of its allocations and were the largest contributors of the return of the Fund during the reporting period

•	Although short-term bond interest rates remained low, the Fund’s 15% allocation to the Nationwide Fixed Contract contributed 0.53% to the Fund’s overall return during the reporting period

Asset Allocation†

Fixed Income Funds	38.8%
Equity Funds	36.2%
Fixed Contract	15.0%
Asset Allocation Fund	10.0%
Liabilities in excess of other assets ††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	19.8%
Nationwide Fixed Contract	15.0%
Nationwide S&P 500 Index Fund, Institutional Class	13.1%
Nationwide HighMark Short Term Bond Fund, Institutional Class	10.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Nationwide International Index Fund, Institutional Class	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.1%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

48

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	4.95%	6.99%	5.17%	–
	w/ SC2	(1.10)%	5.73%	4.55%	–
Class C	w/o SC1	4.17%	6.25%	4.43%	–
	w/SC3	3.21%	6.25%	4.43%	–
Class R4,5		4.63%	6.63%	4.87%	–
Institutional Service Class[4]		–	–	–	3.06%[6]*
Institutional Class[4,7]		5.38%	7.33%	–	5.23%[6]
Service Class[4]		4.88%	6.89%	5.06%	–
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
Russell 3000® Index		16.07%	17.01%	8.55%	–
MSCI EAFE® Index		(0.60)%	6.52%	5.81%	–
Barclays U.S. 1-3 Year Gov’t/Credit Bond Index		0.89%	1.45%	2.84%	–
Citigroup 3-Month T-Bill Index		0.04%	0.07%	1.50%	–
S&P 500® Index		17.27%	16.69%	8.20%	–
Composite Index		6.07%	7.42%	5.52%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.55%
Class R	1.15%
Institutional Service Class	0.63%
Institutional Class	0.50%
Service Class	0.90%

^	Current effective prospectus dated March 1, 2014 (as revised March 26, 2014). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

49

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 30% Russell 3000® Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE® Index and 25% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index.

50

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2004			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,017.90	2.90	0.57
	Hypothetical	(b)(c)	1,000.00	1,022.33	2.91	0.57
Class C Shares	Actual	(b)	1,000.00	1,014.50	6.50	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares(d)	Actual	(b)	1,000.00	1,017.40	4.32	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Institutional Service Class Shares	Actual	(b)	1,000.00	1,020.10	1.17	0.23
	Hypothetical	(b)(c)	1,000.00	1,024.05	1.17	0.23
Institutional Class Shares	Actual	(b)	1,000.00	1,020.60	1.02	0.20
	Hypothetical	(b)(c)	1,000.00	1,024.20	1.02	0.20
Service Class Shares	Actual	(b)	1,000.00	1,018.60	3.05	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014 Class R2 Shares were renamed Class R Shares.

51

Statement of Investments

October 31, 2014

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 85.0%

	Shares	Market Value

Asset Allocation Fund 10.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	5,987,241	$59,573,052

Total Asset Allocation Fund (cost $58,073,772)		59,573,052

Equity Funds 36.2%
Nationwide International Index Fund, Institutional Class (a)	7,253,420	59,332,974
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,132,093	42,279,411
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,016,274	78,003,054
Nationwide Small Cap Index Fund, Institutional Class (a)	1,127,051	17,886,298
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,326,412	18,463,648

Total Equity Funds (cost $164,987,820)		215,965,385

Fixed Income Funds 38.8%
Nationwide Bond Index Fund, Institutional Class (a)	10,441,133	117,880,392
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,315,382	23,825,280
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	5,951,980	59,638,836
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,100,565	29,672,403

Total Fixed Income Funds (cost $234,781,175)		231,016,911

Total Mutual Funds (cost $457,842,767)		506,555,348

Fixed Contract 15.0%

	Principal Amount

Nationwide Fixed Contract, 3.50% (a)(b)(c)	$89,187,160	89,187,160

Total Fixed Contract (cost $89,187,160)		89,187,160

Total Investments (cost $547,029,927) (d) — 100.0%		595,742,508

Liabilities in excess of other assets — 0.0%††		(230,406)

NET ASSETS — 100.0%		$595,512,102

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The contract is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

October 31, 2014

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $547,029,927)	$595,742,508
Receivable for investments sold	918,871
Receivable for capital shares issued	554,051
Prepaid expenses	38,702

Total Assets	597,254,132

Liabilities:
Payable for capital shares redeemed	1,399,604
Accrued expenses and other payables:
Investment advisory fees	64,914
Fund administration fees	17,079
Distribution fees	153,646
Administrative servicing fees	77,912
Accounting and transfer agent fees	5,983
Trustee fees	1,783
Custodian fees	1,809
Compliance program costs (Note 3)	165
Professional fees	13,427
Printing fees	3,923
Other	1,785

Total Liabilities	1,742,030

Net Assets	$595,512,102

Represented by:
Capital	$545,267,845
Accumulated undistributed net investment income	500,233
Accumulated net realized gains from affiliated investments	1,031,443
Net unrealized appreciation/(depreciation) from investments in affiliates	48,712,581

Net Assets	$595,512,102

Net Assets:
Class A Shares	$58,734,361
Class C Shares	55,313,487
Class R Shares	83,675,301
Institutional Service Class Shares	2,070,270
Institutional Class Shares	111,372,125
Service Class Shares	284,346,558

Total	$595,512,102

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,497,597
Class C Shares	5,202,497
Class R Shares	7,821,691
Institutional Service Class Shares	192,539
Institutional Class Shares	10,326,129
Service Class Shares	26,475,687

Total	55,516,140

53

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.68
Class C Shares (b)	$10.63
Class R Shares	$10.70
Institutional Service Class Shares	$10.75
Institutional Class Shares	$10.79
Service Class Shares	$10.74
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$9,413,463
Interest income from affiliates	3,018,446

Total Income	12,431,909

EXPENSES:
Investment advisory fees	764,286
Fund administration fees	197,533
Distribution fees Class A	136,841
Distribution fees Class B (a)	2,472
Distribution fees Class C	515,187
Distribution fees Class R (b)	431,949
Distribution fees Service Class	731,635
Administrative servicing fees Class A	60,533
Administrative servicing fees Class C	25,892
Administrative servicing fees Class R (b)	129,585
Administrative servicing fees Institutional Service Class (c)	106
Administrative servicing fees Service Class	438,983
Registration and filing fees	78,476
Professional fees	48,924
Printing fees	15,945
Trustee fees	19,196
Custodian fees	21,997
Accounting and transfer agent fees	45,925
Compliance program costs (Note 3)	1,727
Other	13,637

Total expenses before earnings credit	3,680,829

Earnings credit (Note 5)	(17)

Net Expenses	3,680,812

NET INVESTMENT INCOME	8,751,097

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	10,154,623
Net realized gains from investment transactions with affiliates	5,069,612

Net realized gains from affiliated investments	15,224,235

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,923,073

Net realized/unrealized gains from affiliated investments	19,147,308

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$27,898,405

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
Operations:
Net investment income	$8,751,097		$8,373,672
Net realized gains from affiliated investments	15,224,235		44,896,240
Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,923,073		(1,962,287)

Change in net assets resulting from operations	27,898,405		51,307,625

Distributions to Shareholders From:
Net investment income:
Class A	(903,512)		(790,719)
Class B (a)	(4,766)		(11,210)
Class C	(497,299)		(442,720)
Class R (b)	(1,181,605)		(1,172,443)
Institutional Service Class	(2,557	)(c)	–
Institutional Class	(2,009,152)		(1,593,164)
Service Class	(4,710,564)		(4,898,835)
Net realized gains:
Class A	(3,513,884)		(626,934)
Class B (a)	(54,900)		(18,026)
Class C	(3,262,285)		(594,060)
Class R (b)	(5,946,445)		(1,190,565)
Institutional Service Class	–	(c)	–
Institutional Class	(6,388,104)		(1,028,081)
Service Class	(20,230,961)		(4,228,483)

Change in net assets from shareholder distributions	(48,706,034)		(16,595,240)

Change in net assets from capital transactions	36,499,515		(2,485,220)

Change in net assets	15,691,886		32,227,165

Net Assets:
Beginning of year	579,820,216		547,593,051

End of year	$595,512,102		$579,820,216

Accumulated undistributed net investment income at end of year	$500,233		$661,891

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,332,546		$16,704,699
Proceeds from shares issued from class conversion	607,783		–
Dividends reinvested	3,079,322		1,013,536
Cost of shares redeemed	(15,278,212)		(16,171,370)

Total Class A Shares	11,741,439		1,546,865

Class B Shares (a)
Proceeds from shares issued	3,131		57,939
Dividends reinvested	58,311		25,751
Cost of shares redeemed in class conversion	(607,783)		–
Cost of shares redeemed	(302,833)		(739,852)

Total Class B Shares	(849,174)		(656,162)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

56

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$17,151,764		$10,964,387
Dividends reinvested	2,120,357		502,323
Cost of shares redeemed	(9,165,457)		(8,616,439)

Total Class C Shares	10,106,664		2,850,271

Class R Shares (b)
Proceeds from shares issued	10,205,993		9,853,636
Dividends reinvested	6,892,215		2,282,342
Cost of shares redeemed	(18,473,547)		(15,025,660)

Total Class R Shares	(1,375,339)		(2,889,682)

Institutional Service Class Shares
Proceeds from shares issued	2,130,820	(c)	–
Dividends reinvested	2,557	(c)	–
Cost of shares redeemed	(85,693	)(c)	–

Total Institutional Service Class Shares	2,047,684	(c)	–

Institutional Class Shares
Proceeds from shares issued	30,154,011		59,582,114
Dividends reinvested	8,395,081		2,620,089
Cost of shares redeemed	(17,337,575)		(44,476,814)

Total Institutional Class Shares	21,211,517		17,725,389

Service Class Shares
Proceeds from shares issued	37,612,776		39,820,384
Dividends reinvested	24,940,540		9,127,318
Cost of shares redeemed	(68,936,592)		(70,009,603)

Total Service Class Shares	(6,383,276)		(21,061,901)

Change in net assets from capital transactions	$36,499,515		$(2,485,220)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,193,771		1,554,739
Issued in class conversion	58,209		–
Reinvested	297,377		97,016
Redeemed	(1,443,682)		(1,505,531)

Total Class A Shares	1,105,675		146,224

Class B Shares (a)
Issued	296		5,355
Reinvested	5,456		2,473
Redeemed in class conversion	(57,974)		–
Redeemed	(28,426)		(69,551)

Total Class B Shares	(80,648)		(61,723)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	1,624,684		1,028,773
Reinvested	205,906		48,420
Redeemed	(864,577)		(811,185)

Total Class C Shares	966,013		266,008

Class R Shares (b)
Issued	964,420		922,547
Reinvested	665,030		218,515
Redeemed	(1,742,612)		(1,404,329)

Total Class R Shares	(113,162)		(263,267)

Institutional Service Class Shares
Issued	200,465	(c)	–
Reinvested	239	(c)	–
Redeemed	(8,165	)(c)	–

Total Institutional Service Class Shares	192,539	(c)	–

Institutional Class Shares
Issued	2,821,603		5,491,565
Reinvested	803,170		248,037
Redeemed	(1,621,254)		(4,095,776)

Total Institutional Class Shares	2,003,519		1,643,826

Service Class Shares
Issued	3,520,508		3,699,770
Reinvested	2,398,310		870,046
Redeemed	(6,454,494)		(6,484,136)

Total Service Class Shares	(535,676)		(1,914,320)

Total change in shares	3,538,260		(183,252)

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2014 (e)	$11.11	0.16	0.35	0.51	(0.18)	(0.76)	(0.94)	$10.68	4.95%	$58,734,361	0.57%	1.54%	0.57%	18.14%
Year Ended October 31, 2013 (e)	$10.46	0.17	0.81	0.98	(0.18)	(0.15)	(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%
Year Ended October 31, 2012 (e)	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%	$44,422,496	0.51%	1.80%	0.51%	20.61%
Year Ended October 31, 2011 (e)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%	$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010 (e)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%	$33,209,551	0.50%	2.17%	0.50%	12.60%

Class C Shares
Year Ended October 31, 2014 (e)	$11.07	0.09	0.34	0.43	(0.11)	(0.76)	(0.87)	$10.63	4.17%	$55,313,487	1.26%	0.84%	1.26%	18.14%
Year Ended October 31, 2013 (e)	$10.42	0.10	0.81	0.91	(0.11)	(0.15)	(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%
Year Ended October 31, 2012 (e)	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%	$41,368,353	1.22%	1.10%	1.22%	20.61%
Year Ended October 31, 2011 (e)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%	$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010 (e)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%	$40,700,682	1.21%	1.46%	1.21%	12.60%

Class R Shares(f)(g)
Year Ended October 31, 2014 (e)	$11.13	0.13	0.35	0.48	(0.15)	(0.76)	(0.91)	$10.70	4.63%	$83,675,301	0.86%	1.27%	0.86%	18.14%
Year Ended October 31, 2013 (e)	$10.47	0.13	0.83	0.96	(0.15)	(0.15)	(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%
Year Ended October 31, 2012 (e)	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%	$85,855,793	0.86%	1.45%	0.86%	20.61%
Year Ended October 31, 2011 (e)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%	$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010 (e)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%	$72,987,185	0.85%	1.78%	0.85%	12.60%

Institutional Service Class Shares
Period Ended October 31, 2014 (e)(h)	$10.53	0.10	0.22	0.32	(0.10)	–	(0.10)	$10.75	3.06%	$2,070,270	0.24%	1.37%	0.24%	18.14%

Institutional Class Shares
Year Ended October 31, 2014 (e)	$11.21	0.20	0.36	0.56	(0.22)	(0.76)	(0.98)	$10.79	5.38%	$111,372,125	0.21%	1.89%	0.21%	18.14%
Year Ended October 31, 2013 (e)	$10.55	0.20	0.82	1.02	(0.21)	(0.15)	(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%
Year Ended October 31, 2012 (e)	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%	$70,457,429	0.22%	2.09%	0.22%	20.61%
Year Ended October 31, 2011 (e)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%	$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010 (e)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%	$38,719,904	0.21%	2.39%	0.21%	12.60%

Service Class Shares
Year Ended October 31, 2014 (e)	$11.17	0.16	0.34	0.50	(0.17)	(0.76)	(0.93)	$10.74	4.88%	$284,346,558	0.61%	1.52%	0.61%	18.14%
Year Ended October 31, 2013 (e)	$10.51	0.16	0.82	0.98	(0.17)	(0.15)	(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%
Year Ended October 31, 2012 (e)	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%	$303,997,111	0.62%	1.70%	0.62%	20.61%
Year Ended October 31, 2011 (e)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%	$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010 (e)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%	$283,720,301	0.60%	2.05%	0.60%	12.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

59

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2014, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 3.52% versus 4.30% for its composite benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 353 funds as of October 31, 2014) was 5.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve, resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The Fund’s return also was supported during the reporting period by strong positive returns from domestic equities. Representing about 13% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%.

During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The return from the Fund’s investment in the Nationwide Bond Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

Nearly all of the Fund’s underlying allocations posted positive returns during the reporting period; the Fund’s investment in the Nationwide Money Market Fund, while relatively small, posted a 0.00% return, thus contributing the least to the Fund’s overall positive return. While slightly positive on an absolute basis, the low allocation to the Nationwide International Index Fund had a 0.00% impact on fund performance.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to

60

Fund Commentary (con’t.)	Nationwide Investor Destinations Conservative Fund

specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Fixed Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, a Fund that invests in the Nationwide Fixed Contract may lose money from unpaid principal or unpaid or reduced interest.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Investor Destinations Conservative Fund

(October 31, 2014)

Underlying Fund or Contract	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	25%	1.02%
Nationwide Fixed Contract	22%	0.78%
Nationwide HighMark Short Term Bond Fund Institutional Class	14%	0.14%
Nationwide Portfolio Completion Fund Institutional Class	8%	0.22%
Nationwide Inflation-Protected Securities Fund Institutional Class	8%	0.15%
Nationwide S&P 500 Index Fund Institutional Class	5%	0.85%
Nationwide Ziegler Equity Income Fund Institutional Class	4%	0.55%
Nationwide International Index Fund Institutional Class	4%	0.00%
Nationwide Core Plus Bond Fund Institutional Class	4%	0.15%
Nationwide Mid Cap Market Index Fund Institutional Class	3%	0.34%
Nationwide Money Market Fund Institutional Class	2%	0.00%
Nationwide Small Cap Index Fund Institutional Class	1%	0.08%
	100%

Actual underlying allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Investor Destinations Conservative Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

61

Fund Overview	Nationwide Investor Destinations Conservative Fund

Objective

The Fund seeks to maximize total investment return for a conservative level of risk.

Highlights

•	Nearly all of the Fund’s underlying allocations posted positive returns during the reporting period

•	The Fund’s investments in U.S. equity mutual funds had the greatest absolute performance during the period.

•	Although short-term bond interest rates remained low, the Fund’s 22% allocation to the Nationwide Fixed Contract contributed 0.78% to the Fund’s overall return during the reporting period.

Asset Allocation†

Fixed Income Funds	50.8%
Fixed Contract	21.9%
Equity Funds	17.2%
Asset Allocation Fund	8.0%
Money Market Fund	2.0%
Other assets in excess of liabilities	0.1%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	25.0%
Nationwide Fixed Contract	21.9%
Nationwide HighMark Short Term Bond Fund, Institutional Class	14.0%
Nationwide Portfolio Completion Fund, Institutional Class	8.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	8.0%
Nationwide S&P 500 Index Fund, Institutional Class	5.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	4.0%
Nationwide International Index Fund, Institutional Class	4.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.1%
Other Holdings	3.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

62

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	3.70%	4.58%	4.07%	–
	w/ SC2	(2.28)%	3.34%	3.45%	–
Class C	w/o SC1	2.91%	3.82%	3.33%	–
	w/SC3	1.94%	3.82%	3.33%	–
Class R4,5		3.28%	4.22%	3.77%	–
Institutional Service Class[4]		–	–	–	2.51%[6]*
Institutional Class[4,7]		4.04%	4.88%	4.40%	–
Service Class[4]		3.52%	4.45%	3.96%	–
Barclays U.S. Aggregate Bond Index		4.14%	4.22%	4.64%	–
Russell 3000® Index		16.07%	17.01%	8.55%	–
MSCI EAFE® Index		(0.60)%	6.52%	5.81%	–
Barclays U.S. 1-3 Year Gov’t/Credit Bond Index		0.89%	1.45%	2.84%	–
Citigroup 3-Month T-Bill Index		0.04%	0.07%	1.50%	–
S&P 500® Index		17.27%	16.69%	8.20%	–
Composite Index		4.16%	5.00%	4.57%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of SCs.
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[4]	Not subject to any SCs.
[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
[6]	Since inception date of March 3, 2014.

[7]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable SCs but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares. Effective February 21, 2014, Class B shares were converted into Class A shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.55%
Class R	1.16%
Institutional Service Class	0.64%
Institutional Class	0.51%
Service Class	0.91%

^	Current effective prospectus dated March 1, 2014 (as revised March 26, 2014). The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results. Please refer to the Financial Highlights for each respective share class’ actual results.

63

Fund Performance (con’t.)	Nationwide Investor Destinations Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, the MSCI EAFE® Index, the Barclays U.S. 1-3 Year Government/Credit Bond Index, the Citigroup 3-Month Treasury Bill (T-Bill) Index, the Composite Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Composite Index comprises 15% Russell 3000® Index, 40% Barclays U.S. Aggregate Bond Index, 5% MSCI EAFE® Index, 35% Barclays U.S. 1-3 Year Gov’t/Credit Bond Index and 5% Citigroup 3-Month T-Bill Index.

64

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,015.80	2.95	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58
Class C Shares	Actual	(b)	1,000.00	1,011.40	6.54	1.29
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.56	1.29
Class R Shares(d)	Actual	(b)	1,000.00	1,014.30	4.42	0.87
	Hypothetical	(b)(c)	1,000.00	1,020.82	4.43	0.87
Institutional Service Class Shares	Actual	(b)	1,000.00	1,017.40	1.27	0.25
	Hypothetical	(b)(c)	1,000.00	1,023.95	1.28	0.25
Institutional Class Shares	Actual	(b)	1,000.00	1,017.60	1.12	0.22
	Hypothetical	(b)(c)	1,000.00	1,024.10	1.12	0.22
Service Class Shares	Actual	(b)	1,000.00	1,014.60	3.15	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

65

Statement of Investments

October 31, 2014

Nationwide Investor Destinations Conservative Fund

Mutual Funds 78.0%

	Shares	Market Value

Asset Allocation Fund 8.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	3,807,686	$37,886,479

Total Asset Allocation Fund (cost $36,973,062)		37,886,479

Equity Funds 17.2%
Nationwide International Index Fund, Institutional Class (a)	2,332,635	19,080,955
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	724,294	14,362,749
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,530,493	23,799,160
Nationwide Small Cap Index Fund, Institutional Class (a)	298,447	4,736,347
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	1,370,758	19,080,955

Total Equity Funds (cost $66,558,544)		81,060,166

Fixed Income Funds 50.8%
Nationwide Bond Index Fund, Institutional Class (a)	10,440,333	117,871,360
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,829,217	18,822,644
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	6,583,686	65,968,529
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,927,680	37,587,896

Total Fixed Income Funds (cost $244,313,420)		240,250,429

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00% (a)(b)	9,354,946	9,354,946

Total Money Market Fund (cost $9,354,946)		9,354,946

Total Mutual Funds (cost $357,199,972)		368,552,020

Fixed Contract 21.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(c)(d)	$103,605,467	$103,605,467

Total Fixed Contract (cost $103,605,467)		103,605,467

Total Investments (cost $460,805,439) (e) — 99.9%		472,157,487

Other assets in excess of liabilities — 0.1%		243,578

NET ASSETS — 100.0%		$472,401,065

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The contract is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	Fair valued security.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

66

Statement of Assets and Liabilities

October 31, 2014

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $460,805,439)	$472,157,487
Cash	46
Receivable for investments sold	387,208
Receivable for capital shares issued	1,054,125
Prepaid expenses	40,476

Total Assets	473,639,342

Liabilities:
Payable for capital shares redeemed	946,645
Accrued expenses and other payables:
Investment advisory fees	51,426
Fund administration fees	14,800
Distribution fees	135,972
Administrative servicing fees	60,262
Accounting and transfer agent fees	6,098
Trustee fees	1,387
Custodian fees	1,278
Compliance program costs (Note 3)	122
Professional fees	11,894
Printing fees	5,786
Other	2,607

Total Liabilities	1,238,277

Net Assets	$472,401,065

Represented by:
Capital	$458,759,594
Accumulated undistributed net investment income	565,388
Accumulated net realized gains from affiliated investments	1,724,035
Net unrealized appreciation/(depreciation) from investments in affiliates	11,352,048

Net Assets	$472,401,065

Net Assets:
Class A Shares	$81,289,282
Class C Shares	72,301,458
Class R Shares	51,948,486
Institutional Service Class Shares	13,465,257
Institutional Class Shares	69,248,334
Service Class Shares	184,148,248

Total	$472,401,065

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,893,961
Class C Shares	7,050,873
Class R Shares	5,057,922
Institutional Service Class Shares	1,303,964
Institutional Class Shares	6,692,754
Service Class Shares	17,835,494

Total	45,834,968

67

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.30
Class C Shares (b)	$10.25
Class R Shares	$10.27
Institutional Service Class Shares	$10.33
Institutional Class Shares	$10.35
Service Class Shares	$10.32
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,955,748
Interest income from affiliates	3,321,629

Total Income	9,277,377

EXPENSES:
Investment advisory fees	575,004
Fund administration fees	165,441
Distribution fees Class A	180,874
Distribution fees Class B (a)	1,107
Distribution fees Class C	567,208
Distribution fees Class R (b)	275,989
Distribution fees Service Class	467,574
Administrative servicing fees Class A	74,084
Administrative servicing fees Class C	29,766
Administrative servicing fees Class R (b)	82,797
Administrative servicing fees Institutional Service Class (c)	542
Administrative servicing fees Service Class	286,992
Registration and filing fees	85,438
Professional fees	42,546
Printing fees	22,376
Trustee fees	14,526
Custodian fees	16,417
Accounting and transfer agent fees	49,163
Compliance program costs (Note 3)	1,306
Other	10,695

Total expenses before earnings credit	2,949,845

Earnings credit (Note 5)	(16)

Net Expenses	2,949,829

NET INVESTMENT INCOME	6,327,548

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,257,614
Net realized losses from investment transactions with affiliates	(234,765)

Net realized gains from affiliated investments	4,022,849

Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,923,880

Net realized/unrealized gains from affiliated investments	8,946,729

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,274,277

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

69

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
Operations:
Net investment income	$6,327,548		$6,192,084
Net realized gains from affiliated investments	4,022,849		25,904,687
Net change in unrealized appreciation/(depreciation) from investments in affiliates	4,923,880		(14,781,998)

Change in net assets resulting from operations	15,274,277		17,314,773

Distributions to Shareholders From:
Net investment income:
Class A	(1,125,442)		(896,263)
Class B (a)	(1,735)		(4,868)
Class C	(504,991)		(479,474)
Class R (b)	(711,860)		(842,015)
Institutional Service Class	(18,248	)(c)	–
Institutional Class	(1,319,073)		(1,087,995)
Service Class	(2,847,468)		(3,314,045)
Net realized gains:
Class A	(3,043,206)		(913,246)
Class B (a)	(18,499)		(10,854)
Class C	(2,475,725)		(794,205)
Class R (b)	(2,830,129)		(1,134,899)
Institutional Service Class	–	(c)	–
Institutional Class	(3,270,104)		(872,748)
Service Class	(9,367,981)		(3,722,603)

Change in net assets from shareholder distributions	(27,534,461)		(14,073,215)

Change in net assets from capital transactions	55,988,226		(3,525,222)

Change in net assets	43,728,042		(283,664)

Net Assets:
Beginning of year	428,673,023		428,956,687

End of year	$472,401,065		$428,673,023

Accumulated undistributed net investment income at end of year	$565,388		$652,785

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$60,098,017		$35,486,527
Proceeds from shares issued from class conversion	253,391		–
Dividends reinvested	2,961,550		1,189,076
Cost of shares redeemed	(41,736,036)		(27,016,636)

Total Class A Shares	21,576,922		9,658,967

Class B Shares (a)
Proceeds from shares issued	575		122,678
Dividends reinvested	18,324		11,564
Cost of shares redeemed in class conversion	(253,391)		–
Cost of shares redeemed	(147,348)		(447,379)

Total Class B Shares	(381,840)		(313,137)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

70

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$37,388,479		$19,103,463
Dividends reinvested	1,804,373		712,048
Cost of shares redeemed	(15,639,872)		(13,093,639)

Total Class C Shares	23,552,980		6,721,872

Class R Shares (b)
Proceeds from shares issued	6,253,476		10,116,540
Dividends reinvested	3,462,123		1,922,683
Cost of shares redeemed	(14,803,137)		(18,559,538)

Total Class R Shares	(5,087,538)		(6,520,315)

Institutional Service Class Shares
Proceeds from shares issued	13,777,518	(c)	–
Dividends reinvested	18,248	(c)	–
Cost of shares redeemed	(412,793	)(c)	–

Total Institutional Service Class Shares	13,382,973	(c)	–

Institutional Class Shares
Proceeds from shares issued	34,078,911		58,072,714
Dividends reinvested	4,588,443		1,960,346
Cost of shares redeemed	(31,475,093)		(44,516,969)

Total Institutional Class Shares	7,192,261		15,516,091

Service Class Shares
Proceeds from shares issued	38,286,740		32,082,777
Dividends reinvested	12,214,017		7,036,372
Cost of shares redeemed	(54,748,289)		(67,707,849)

Total Service Class Shares	(4,247,532)		(28,588,700)

Change in net assets from capital transactions	$55,988,226		$(3,525,222)

SHARE TRANSACTIONS:
Class A Shares
Issued	5,863,781		3,381,795
Issued in class conversion	25,055		–
Reinvested	294,189		114,647
Redeemed	(4,066,911)		(2,575,432)

Total Class A Shares	2,116,114		921,010

Class B Shares (a)
Issued	57		11,562
Reinvested	1,812		1,110
Redeemed in class conversion	(24,865)		–
Redeemed	(14,428)		(42,395)

Total Class B Shares	(37,424)		(29,723)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	3,664,978		1,827,122
Reinvested	180,084		68,934
Redeemed	(1,531,556)		(1,254,646)

Total Class C Shares	2,313,506		641,410

Class R Shares (b)
Issued	614,406		967,846
Reinvested	345,144		186,013
Redeemed	(1,449,208)		(1,774,803)

Total Class R Shares	(489,658)		(620,944)

Institutional Service Class Shares
Issued	1,342,318	(c)	–
Reinvested	1,777	(c)	–
Redeemed	(40,131	)(c)	–

Total Institutional Service Class Shares	1,303,964	(c)	–

Institutional Class Shares
Issued	3,314,086		5,509,774
Reinvested	454,057		188,197
Redeemed	(3,067,413)		(4,216,114)

Total Institutional Class Shares	700,730		1,481,857

Service Class Shares
Issued	3,720,256		3,052,095
Reinvested	1,211,040		677,319
Redeemed	(5,317,159)		(6,442,924)

Total Service Class Shares	(385,863)		(2,713,510)

Total change in shares	5,521,369		(319,900)

Amount designated as “–” is zero or has been rounded to zero.

(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(c)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2014 (e)	$10.62	0.15	0.22	0.37	(0.17)	(0.52)	(0.69)	$10.30	3.70%	$81,289,282	0.57%	1.51%	0.57%	25.03%
Year Ended October 31, 2013 (e)	$10.55	0.16	0.27	0.43	(0.18)	(0.18)	(0.36)	$10.62	4.17%	$61,383,390	0.55%	1.57%	0.55%	39.16%
Year Ended October 31, 2012 (e)	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%	$51,231,565	0.52%	1.87%	0.52%	15.75%
Year Ended October 31, 2011 (e)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%	$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (e)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%	$22,095,197	0.51%	2.33%	0.51%	15.48%

Class C Shares
Year Ended October 31, 2014 (e)	$10.58	0.08	0.21	0.29	(0.10)	(0.52)	(0.62)	$10.25	2.91%	$72,301,458	1.27%	0.81%	1.27%	25.03%
Year Ended October 31, 2013 (e)	$10.51	0.09	0.27	0.36	(0.11)	(0.18)	(0.29)	$10.58	3.49%	$50,139,130	1.23%	0.87%	1.23%	39.16%
Year Ended October 31, 2012 (e)	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%	$43,051,481	1.23%	1.17%	1.23%	15.75%
Year Ended October 31, 2011 (e)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%	$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (e)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%	$33,490,120	1.23%	1.64%	1.23%	15.48%

Class R Shares (f)(g)
Year Ended October 31, 2014 (e)	$10.60	0.13	0.19	0.32	(0.13)	(0.52)	(0.65)	$10.27	3.28%	$51,948,486	0.87%	1.23%	0.87%	25.03%
Year Ended October 31, 2013 (e)	$10.52	0.13	0.27	0.40	(0.14)	(0.18)	(0.32)	$10.60	3.92%	$58,782,811	0.88%	1.24%	0.88%	39.16%
Year Ended October 31, 2012 (e)	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%	$64,893,180	0.88%	1.52%	0.88%	15.75%
Year Ended October 31, 2011 (e)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%	$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (e)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%	$53,173,161	0.87%	1.96%	0.87%	15.48%

Institutional Service Class Shares
Period Ended October 31, 2014 (e)(h)	$10.18	0.11	0.14	0.25	(0.10)	–	(0.10)	$10.33	2.51%	$13,465,257	0.25%	1.64%	0.25%	25.03%

Institutional Class Shares
Year Ended October 31, 2014 (e)	$10.67	0.19	0.21	0.40	(0.20)	(0.52)	(0.72)	$10.35	4.04%	$69,248,334	0.22%	1.87%	0.22%	25.03%
Year Ended October 31, 2013 (e)	$10.59	0.20	0.27	0.47	(0.21)	(0.18)	(0.39)	$10.67	4.58%	$63,938,645	0.23%	1.86%	0.23%	39.16%
Year Ended October 31, 2012 (e)	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%	$47,775,938	0.23%	2.16%	0.23%	15.75%
Year Ended October 31, 2011 (e)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%	$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (e)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%	$26,174,857	0.23%	2.54%	0.23%	15.48%

Service Class Shares
Year Ended October 31, 2014 (e)	$10.65	0.15	0.20	0.35	(0.16)	(0.52)	(0.68)	$10.32	3.52%	$184,148,248	0.63%	1.48%	0.63%	25.03%
Year Ended October 31, 2013 (e)	$10.57	0.16	0.27	0.43	(0.17)	(0.18)	(0.35)	$10.65	4.16%	$194,028,941	0.63%	1.49%	0.63%	39.16%
Year Ended October 31, 2012 (e)	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%	$221,292,727	0.63%	1.77%	0.63%	15.75%
Year Ended October 31, 2011 (e)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%	$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (e)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%	$208,433,654	0.62%	2.25%	0.62%	15.48%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

73

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Funds currently offer Class A, Class C, Class R, Service Class, Institutional Service Class and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

74

Notes to Financial Statements (Continued)

October 31, 2014

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended October 31, 2014, the rate was 3.50%, the minimum annual rate. Because the contract is guaranteed by Nationwide Life, assuming no default, a Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of each Fund’s investment in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At October 31, 2014, 100% of the market value of Investor Destinations Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderately Aggressive

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$42,824,351	$42,824,351
Mutual Funds	2,039,159,102	—	—	2,039,159,102
Total	$2,039,159,102	$—	$42,824,351	$2,081,983,453

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$143,734,124	$143,734,124
Mutual Funds	1,657,441,688	—	—	1,657,441,688
Total	$1,657,441,688	$—	$143,734,124	$1,801,175,812

75

Notes to Financial Statements (Continued)

October 31, 2014

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$89,187,160	$89,187,160
Mutual Funds	506,555,348	—	—	506,555,348
Total	$506,555,348	$—	$89,187,160	$595,742,508

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$103,605,467	$103,605,467
Mutual Funds	368,552,020	—	—	368,552,020
Total	$368,552,020	$—	$103,605,467	$472,157,487

Amounts designated as “—” are zero or have been rounded to zero.

During the year ended October 31, 2014, Investor Destinations Aggressive had no transfers into or out of Level 1, Level 2 or Level 3. During the same period, Investor Destinations Moderately Aggressive, Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative had one transfer from Level 2 to Level 3.

During an evaluation of the inputs used to fair value the Nationwide Fixed Contract, management transferred the Nationwide Fixed Contract from the Level 2 category to Level 3. While management utilizes judgment in determining the level of observable and the transparency of the inputs, management believes that placing the investment in the Level 3 category would be appropriate at this time due to the shifting of the significance of the unobservable inputs used at the reporting period.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderately Aggressive

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	1,431,515	1,431,515
Purchases	1,492,869	1,492,869
Sales	(—)	(—)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	39,899,967	39,899,967
Transfers Out of Level 3	—	—
Balance as of 10/31/14	$42,824,351	$42,824,351

The following table represents Investor Destinations Moderately Aggressive Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$42,824,351	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

76

Notes to Financial Statements (Continued)

October 31, 2014

Investor Destinations Moderate

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	4,941,659	4,941,659
Purchases	2,905,869	2,905,869
Sales	(3,589,101)	(3,589,101)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	139,475,697	139,475,697
Transfers Out of Level 3	—	—
Balance as of 10/31/14	$143,734,124	$143,734,124

The following table represents Investor Destinations Moderate Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$143,734,124	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Investor Destinations Moderately Conservative

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	3,018,446	3,018,446
Purchases	1,574,527	1,574,527
Sales	(2,411,229)	(2,411,229)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	87,005,416	87,005,416
Transfers Out of Level 3	—	—
Balance as of 10/31/14	$89,187,160	$89,187,160

The following table represents Investor Destinations Moderately Conservative Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$89,187,160	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

77

Notes to Financial Statements (Continued)

October 31, 2014

Investor Destinations Conservative

	Fixed Contract	Total
Balance as of 10/31/13	$—	$—
Interest Income from Affiliates	3,321,629	3,321,629
Purchases	7,363,806	7,363,806
Sales	(1,363,163)	(1,363,163)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	94,283,195	94,283,195
Transfers Out of Level 3	—	—
Balance as of 10/31/14	$103,605,467	$103,605,467

The following table represents Investor Destinations Conservative Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Fair Value at 10/31/14	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	$103,605,467	Discounted Cash Flow	Daily Transactions	daily
			Interest Rate	3.50%
			Redemption Feature	daily
			Non Assignment Feature	daily
			Termination Feature	daily

Amounts designated as “—” are zero or have been rounded to zero.

*	NFA can increase or redeem all or a portion of each Funds’ investment in the Fixed Contract on a daily basis at par. The Funds cannot assign or transfer their interest in the Nationwide Fixed Contract to any party. If a Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or the issuer have the ability to terminate their investments in the Nationwide Fixed Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

78

Notes to Financial Statements (Continued)

October 31, 2014

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Securities held by the Nationwide Money Market Fund (“Money Market”) are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary.

79

Notes to Financial Statements (Continued)

October 31, 2014

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to capital distributions from Underlying Funds and distribution redesignation. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Investor Destinations Aggressive	$—	$2,677,877	$(2,677,877)
Investor Destinations Moderately Aggressive	—	3,298,674	(3,298,674)
Investor Destinations Moderate	—	1,928,385	(1,928,385)
Investor Destinations Moderately Conservative	—	396,700	(396,700)
Investor Destinations Conservative	—	113,872	(113,872)

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

80

Notes to Financial Statements (Continued)

October 31, 2014

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the year ended October 31, 2014, the Funds effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until February 28, 2015.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the year ended October 31, 2014.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT Trust”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2014, NFM received $1,734,676 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

81

Notes to Financial Statements (Continued)

October 31, 2014

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2014, the Funds’ aggregate portion of such costs amounted to $17,786.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, and 0.50% of Class R shares, and 0.25% of Service Class shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. During the year ended October 31, 2014, the Fund’s Class A sales charges ranged from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2014, the Funds imposed front-end sales charges of $1,773,003.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A, Class B and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions , Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. During the year ended October 31, 2014, applicable Class A CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. Class B CDSCs ranged from 1.00% to 5.00% based on the original purchase price or the current market value of the shares being redeemed and depending on how long the shares were held before redemption. Class B shares converted to Class A shares on February 21, 2014. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the year ended October 31, 2014, the Funds imposed CDSCs of $22,726.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

During the year ended October 31, 2014, the effective rate for administrative services fees that NFS earned was as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.10%	0.06%	0.15%	0.03%	0.15%
Investor Destinations Moderately Aggressive	0.10	0.05	0.15	0.03	0.15
Investor Destinations Moderate	0.10	0.05	0.15	0.04	0.15
Investor Destinations Moderately Conservative	0.11	0.05	0.15	0.04	0.15
Investor Destinations Conservative	0.10	0.05	0.15	0.03	0.15

82

Notes to Financial Statements (Continued)

October 31, 2014

During the year ended October 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$1,575,735
Investor Destinations Moderately Aggressive	2,468,472
Investor Destinations Moderate	2,019,621
Investor Destinations Moderately Conservative	655,099
Investor Destinations Conservative	474,181

As of October 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	39.23%
Investor Destinations Moderately Aggressive	31.96
Investor Destinations Moderate	26.55
Investor Destinations Moderately Conservative	21.46
Investor Destinations Conservative	14.20

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and each of the Funds (except Investor Destinations Aggressive) invests in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended October 31, 2014 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund	$122,134,901	$7,529,523	$10,291,582	$1,682,207	$184,457	$—	$121,131,334
Nationwide International Index Fund	330,372,078	26,136,985	16,846,869	11,002,235	(4,088,757)	—	329,146,996
Nationwide Mid Cap Market Index Fund	172,329,310	9,089,000	13,547,619	1,900,713	2,092,525	7,188,288	177,828,083
Nationwide S&P 500 Index Fund	393,912,196	38,207,579	57,118,141	7,503,324	9,389,989	28,001,993	402,830,465
Nationwide Small Cap Index Fund	158,588,875	20,928,005	15,494,902	2,034,455	2,643,272	8,949,614	165,930,765
Nationwide Bond Index Fund	24,203,719	1,905,978	978,876	630,733	(25,022)	414,805	25,100,478
Nationwide Core Plus Bond Fund	24,091,538	1,624,260	676,839	714,215	9,290	45,131	25,214,901

83

Notes to Financial Statements (Continued)

October 31, 2014

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund	$202,018,670	$55,031,132	$16,360,110	$2,901,617	$328,465	$—	$244,444,800
Nationwide International Index Fund	510,006,859	34,259,005	42,365,307	16,573,466	(9,069,660)	—	486,657,289
Nationwide Mid Cap Market Index Fund	246,095,831	13,264,866	18,356,219	2,719,839	4,877,920	10,319,866	255,141,922
Nationwide S&P 500 Index Fund	571,664,464	52,124,412	75,204,300	10,929,313	11,086,052	40,858,207	589,201,202
Nationwide Small Cap Index Fund	203,217,452	28,173,191	19,529,062	2,622,021	8,290,994	11,561,235	214,525,486
Nationwide Ziegler Equity Income Fund	20,812,731	354,543	815,050	354,542	62,810	—	22,812,462
Nationwide Bond Index Fund	121,267,974	7,191,121	26,286,658	2,781,823	(1,028,713)	2,090,197	101,728,389
Nationwide Core Plus Bond Fund	80,356,242	4,840,934	3,212,975	2,367,015	40,455	150,533	82,565,094
Nationwide HighMark Short Term Bond Fund	39,907,971	2,259,823	—	495,932	—	—	42,082,458
Nationwide Fixed Contract	39,899,967	1,492,869	—	1,431,515	—	—	42,824,351

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund	$174,792,995	$78,915,653	$5,915,536	$2,560,368	$170,684	$—	$251,774,619
Nationwide International Index Fund	317,475,542	12,446,954	21,651,138	10,229,986	4,541,879	—	298,898,216
Nationwide Mid Cap Market Index Fund	177,472,824	9,354,114	13,996,639	1,952,973	5,115,176	7,401,141	183,062,237
Nationwide S&P 500 Index Fund	353,759,541	32,058,336	45,188,499	6,772,966	18,773,712	25,285,371	365,882,282
Nationwide Small Cap Index Fund	105,759,431	7,968,312	6,622,558	1,347,967	2,277,636	6,010,922	108,205,638
Nationwide Ziegler Equity Income Fund	36,280,322	607,778	2,232,995	607,778	170,683	—	38,876,540
Nationwide Bond Index Fund	228,107,895	8,830,574	58,436,297	4,937,356	(384,742)	3,893,220	177,437,996
Nationwide Core Plus Bond Fund	69,821,494	21,797,842	1,559,104	2,383,252	22,985	130,798	90,628,847
Nationwide Enhanced Income Fund	104,149,878	415,921	104,486,365	420,182	(2,075,456)	—	—
Nationwide Highmark Short Term Bond Fund	—	132,536,748	44,696,852	410,600	3,777	—	87,643,680
Nationwide Inflation-Protected Securities Fund	52,220,847	2,167,115	106,183	294,324	(5,623)	—	55,031,633
Nationwide Fixed Contract	139,475,697	2,905,869	3,589,101	4,941,659	—	—	143,734,124

84

Notes to Financial Statements (Continued)

October 31, 2014

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund	$57,845,236	$935,403	$—	$791,489	$—	$—	$59,573,052
Nationwide International Index Fund	58,008,986	4,901,633	1,737,961	1,918,208	787,295	—	59,332,974
Nationwide Mid Cap Market Index Fund	40,767,621	2,157,372	2,939,495	448,322	1,202,729	1,709,050	42,279,411
Nationwide S&P 500 Index Fund	75,357,231	6,876,045	9,571,825	1,444,892	3,472,580	5,423,897	78,003,054
Nationwide Small Cap Index Fund	17,469,881	1,724,042	1,485,716	221,406	523,018	995,506	17,886,298
Nationwide Ziegler Equity Income Fund	17,622,990	296,890	1,498,963	296,890	136,165	—	18,463,648
Nationwide Bond Index Fund	116,212,668	7,168,710	5,263,456	2,936,829	46,463	1,982,808	117,880,392
Nationwide Core Plus Bond Fund	23,147,099	709,921	193,290	666,560	1,697	43,362	23,825,280
Nationwide Enhanced Income Fund	57,868,703	270,894	58,082,276	284,695	(1,092,716)	—	—
Nationwide HighMark Short Term Bond Fund	—	83,416,722	23,693,177	245,780	(7,619)	—	59,638,836
Nationwide Inflation-Protected Securities Fund	28,836,937	433,839	—	158,392	—	—	29,672,403
Nationwide Fixed Contract	87,005,416	1,574,527	2,411,229	3,018,446	—	—	89,187,160

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Porfolio Completion Fund	$34,217,041	$3,174,048	$—	$469,662	$—	$—	$37,886,479
Nationwide International Index Fund	17,084,155	2,955,435	456,508	567,371	49,181	—	19,080,955
Nationwide Mid Cap Market Index Fund	12,890,163	1,636,038	960,878	142,698	197,581	540,975	14,362,749
Nationwide S&P 500 Index Fund	21,395,946	2,619,647	1,813,986	415,213	534,304	1,538,295	23,799,160
Nationwide Small Cap Index Fund	4,285,359	683,640	313,527	54,587	11,269	244,197	4,736,347
Nationwide Ziegler Equity Income Fund	17,140,875	780,789	899,994	292,962	82,528	—	19,080,955
Nationwide Bond Index Fund	111,674,964	11,014,164	4,548,797	2,793,685	19,197	1,909,924	117,871,360
Nationwide Core Plus Bond Fund	12,930,405	5,785,120	—	455,249	—	24,223	18,822,644
Nationwide Enhanced Income Fund	59,954,344	276,111	60,173,125	289,658	(1,105,689)	—	—
Nationwide Highmark Short Term Bond Fund	—	106,505,881	40,443,704	284,046	(23,136)	—	65,968,529
Nationwide Inflation-Protected Securities Fund	34,217,041	2,897,312	—	190,617	—	—	37,587,896
Nationwide Money Market Fund	8,551,186	803,760	—	—	—	—	9,354,946
Nationwide Fixed Contract	94,283,195	7,363,806	1,363,163	3,321,629	—	—	103,605,467
Amounts designated as “—” are zero or have been rounded to zero.

85

Notes to Financial Statements (Continued)

October 31, 2014

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and NVIT Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

6.  Investment Transactions

For the year ended October 31, 2014, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$105,421,330	$114,954,828
Investor Destinations Moderately Aggressive	198,991,896	202,129,681
Investor Destinations Moderate	310,005,216	308,481,267
Investor Destinations Moderately Conservative	110,465,998	106,877,388
Investor Destinations Conservative	146,495,751	110,973,682

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Money Market Reform

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules that govern money market mutual funds under the 1940 Act that reform the structure and operations of these funds. Money Market, which

86

Notes to Financial Statements (Continued)

October 31, 2014

is an Underlying Fund, is required to comply with these amendments, and the compliance dates for the various amendments range from 9 months to 2 years. As a result of the amendments, Money Market may be required to take certain steps with respect to its structure and/or operations.

10.  Other

As of October 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	46.82%	3	(a)
Investor Destinations Moderately Aggressive	65.81	5	(a)
Investor Destinations Moderate	61.05	5	(a)
Investor Destinations Moderately Conservative	44.90	3
Investor Destinations Conservative	40.17	3
(a)	Each such account is the account of an affiliated fund.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive Fund	$20,454,239	$16,760,506	$37,214,745	$—	$37,214,745
Investor Destinations Moderately Aggressive Fund	34,854,977	43,454,993	78,309,970	—	78,309,970
Investor Destinations Moderate Fund	28,851,501	55,099,484	83,950,985	—	83,950,985
Investor Destinations Moderately Conservative Fund	9,309,455	39,396,579	48,706,034	—	48,706,034
Investor Destinations Conservative Fund	6,554,859	20,979,602	27,534,461	—	27,534,461

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$18,185,199	$11,401,352	$29,586,551	$—	$29,586,551
Investor Destinations Moderately Aggressive	30,325,630	11,352,672	41,678,302	—	41,678,302
Investor Destinations Moderate	26,286,237	7,290,440	33,576,677	—	33,576,677
Investor Destinations Moderately Conservative	8,909,091	7,686,149	16,595,240	—	16,595,240
Investor Destinations Conservative	6,624,660	7,448,555	14,073,215	—	14,073,215

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

87

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive Fund	$—	$55,099,896	$55,099,896	$—	$—	$241,710,481	$296,810,377
Investor Destinations Moderately Aggressive Fund	225,205	78,919,329	79,144,534	—	—	372,224,611	451,369,145
Investor Destinations Moderate Fund	938,257	64,360,108	65,298,365	—	—	260,834,046	326,132,411
Investor Destinations Moderately Conservative Fund	567,513	12,677,496	13,245,009	—	—	36,999,248	50,244,257
Investor Destinations Conservative Fund	597,257	3,163,853	3,761,110	—	—	9,880,361	13,641,471

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive Fund	$1,005,472,541	$247,384,868	$(5,674,387)	$241,710,481
Investor Destinations Moderately Aggressive Fund	1,709,758,842	381,919,330	(9,694,719)	372,224,611
Investor Destinations Moderate Fund	1,540,341,766	270,775,596	(9,941,550)	260,834,046
Investor Destinations Moderately Conservative Fund	558,743,260	42,317,104	(5,317,856)	36,999,248
Investor Destinations Conservative Fund	462,277,126	14,858,346	(4,977,985)	9,880,361

Amounts designated as “—” are zero or have rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

88

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Conservative Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Aggressive Fund and Nationwide Investor Destinations Moderately Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

89

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	55.69%
Investor Destinations Moderately Aggressive	48.04
Investor Destinations Moderate	37.74
Investor Destinations Moderately Conservative	27.24
Investor Destinations Conservative	15.16

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$16,760,506
Investor Destinations Moderately Aggressive	43,454,993
Investor Destinations Moderate	55,099,484
Investor Destinations Moderately Conservative	39,396,579
Investor Destinations Conservative	20,979,602

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$10,816,515	$0.0998
Investor Destinations Moderately Aggressive	16,293,948	0.0915
Investor Destinations Moderate	10,057,466	0.0630
Investor Destinations Moderately Conservative	1,885,857	0.0340
Investor Destinations Conservative	557,802	0.0122

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$476,109	$0.0044
Investor Destinations Moderately Aggressive	717,287	0.0040
Investor Destinations Moderate	442,768	0.0028
Investor Destinations Moderately Conservative	83,014	0.0015
Investor Destinations Conservative	24,553	0.0005

90

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

91

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

92

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

93

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

94

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

95

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity

96

Market Index Definitions (con’t.)

exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

97

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

98

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

99

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

100

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014

AR-ID 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Equity Funds

Nationwide Fund

Nationwide Diverse Managers Fund

Nationwide Global Equity Fund

Nationwide Growth Fund

Nationwide Herndon Mid Cap Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide Ziegler Equity Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2014, the Nationwide Fund (Institutional Service Class) returned 15.85% versus 17.27% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 858 funds as of October 31, 2014) was 14.90% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

The one-year reporting period was characterized by a focus on the conclusion of a unique period of central bank intervention. The Federal Reserve and other central banks anchored short-term interest rates at zero and embarked on asset purchases through quantitative easing (QE) to create excess liquidity. These actions created distortions in capital markets by creating easy financing for lower-credit-quality companies and encouraging investors to hunt for equity-based yield as a replacement for bond-based yield.

Default premiums also were low as credit for corporate activity was inexpensive and the overall equity market continued to have a sanguine view of the risk represented by corporate defaults. This outlook may change in 2015 when rising rates turn the spotlight back on highly leveraged, speculative company balance sheets.

Portfolio Performance and Return Drivers

During the reporting period, the Fund’s sector weightings modestly contributed to Fund performance with portfolio allocations to the energy and telecommunications services sectors adding value versus the benchmark. This value-add, however, was offset by the Fund’s stock selection of health care and energy names that detracted from Fund performance for the reporting period.

In the health care sector, Fund holdings Pfizer Inc. and Gilead Sciences, Inc. did not meet our expectations during the reporting period, and in the energy sector, portfolio underperformance was driven by stock selection in Dril-Quip, Inc.

and Nabors Industries Ltd. The Fund’s stock selection in the industrials sector contributed positively to Fund performance during the reporting period, with names such as Lockheed Martin Corp. outperforming the benchmark, but this contribution was not sufficient to generate overall Fund outperformance.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return on cash replicates the return on equities and the Fund performs as though it is 100% invested in securities.

Outlook and Positioning

The portfolio is positioned to take advantage of what we observed during the course of mid-2014; specifically, we noted that stocks with lower leverage and more robust and reliable earnings growth prospects than their lower-quality competitors may be bid up in coming months relative to the overall market. Market conditions such as these would favor the investment strategy used by the Fund.

Another theme for the market is that although we expect the economy to grow at a rate of about 4% for the remainder of 2014, Fed activity may temper that rate in 2015 as low-priced financing becomes a relic of the Great Recession and the QE era. As a result, the market has become more defensive, and we expect that stock selection will become even more critical as the Fed-driven U.S. equity market returns to a more traditional environment that favors higher-quality, lower-leveraged firms.

We will continue to position the Fund to be exposed to factors reflecting our view that U.S. equity markets may be looking ahead to a maturing economic cycle. Such a cycle could create beneficial market conditions for defensive companies and firms with more reliable growth patterns than the high-flyers that have led the market in recent periods.

Subadviser:

HighMark Capital Management, Inc.

4

Fund Commentary (con’t.)	Nationwide Fund

Portfolio Manager:

Derek Izuel, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities and foreign securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Fund

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights

•	The Nationwide Fund (Institutional Service Class) returned 15.85% during the reporting period, underperforming the benchmark by 1.42% and outperforming the Lipper peer category median by 0.95%

•

The Fund’s sector weightings modestly contributed to Fund performance during the reporting period, with portfolio allocations to the energy and telecommunications services sectors adding value versus the benchmark

•	The aforementioned value-add was offset by the Fund’s stock selection of health care and energy names that detracted from Fund performance for the reporting period.

Asset Allocation†

Common Stocks	97.3%
Repurchase Agreement	0.4%
Mutual Fund	0.1%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries††

Banks	8.2%
Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	5.3%
Software	4.9%
Specialty Retail	4.7%
Information Technology Services	4.5%
Road & Rail	4.2%
Technology Hardware, Storage & Peripherals	4.1%
Communications Equipment	3.7%
Chemicals	3.7%
Other Industries*	49.3%
100.0%

Top Holdings††

Wells Fargo & Co.	4.7%
Union Pacific Corp.	4.2%
Apple, Inc.	3.3%
Chevron Corp.	2.9%
Pfizer, Inc.	2.7%
QUALCOMM, Inc.	2.7%
Abbott Laboratories	2.6%
General Electric Co.	2.4%
Microsoft Corp.	2.4%
Lear Corp.	2.3%
Other Holdings*	69.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	15.64%	14.57%	6.77%
	w/SC2	8.99%	13.23%	6.14%
Class C	w/o SC1	14.72%	13.76%	6.01%
	w/SC3	13.72%	13.76%	6.01%
Class R4,5		15.15%	14.20%	6.50%
Institutional Service Class[6]	w/o SC	15.85%	14.83%	7.02%
	w/SC7	15.85%	13.79%	6.52%
S&P 500® Index		17.27%	16.69%	8.20%
CPI		1.66%	1.89%	2.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio^
Class A	1.05%
Class C	1.80%
Class R	1.31%
Institutional Service Class	0.80%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,066.00	4.84	0.93
	Hypothetical	(a),(b)	1,000.00	1,020.52	4.74	0.93
Class C Shares	Actual	(a)	1,000.00	1,061.20	8.94	1.72
	Hypothetical	(a),(b)	1,000.00	1,016.53	8.74	1.72
Class R Shares(c)	Actual	(a)	1,000.00	1,063.50	7.18	1.38
	Hypothetical	(a),(b)	1,000.00	1,018.25	7.02	1.38
Institutional Service Class Shares	Actual	(a)	1,000.00	1,067.20	3.70	0.71
	Hypothetical	(a),(b)	1,000.00	1,021.63	3.62	0.71

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

9

Statement of Investments

October 31, 2014

Nationwide Fund

Common Stocks 97.3%

	Shares	Market Value

Aerospace & Defense 1.9%
Boeing Co. (The)	137,480	$17,172,627

Auto Components 3.0%
Delphi Automotive PLC	103,380	7,131,153
Lear Corp.	213,840	19,780,200

		26,911,353

Automobiles 0.4%
Ford Motor Co.	264,770	3,730,609

Banks 8.0%
Citigroup, Inc.	90,220	4,829,477
JPMorgan Chase & Co.	166,997	10,099,979
PacWest Bancorp	178,220	7,602,865
Regions Financial Corp.	767,510	7,621,374
Wells Fargo & Co.	783,170	41,578,495

		71,732,190

Beverages 1.8%
Coca-Cola Co. (The)	274,330	11,488,940
Molson Coors Brewing Co., Class B	62,360	4,638,337

		16,127,277

Biotechnology 1.4%
Biogen Idec, Inc.*	25,870	8,306,339
Celgene Corp.*	38,740	4,148,667

		12,455,006

Building Products 0.4%
Allegion PLC	60,503	3,212,104

Capital Markets 2.2%
Affiliated Managers Group, Inc.*	33,470	6,686,971
Goldman Sachs Group, Inc. (The)	47,040	8,937,130
Lazard Ltd., Class A	87,310	4,296,525

		19,920,626

Chemicals 3.6%
Ashland, Inc.	74,970	8,102,008
PPG Industries, Inc.	88,832	18,094,190
Westlake Chemical Corp.	86,480	6,101,164

		32,297,362

Commercial Services & Supplies 0.3%
Waste Connections, Inc.	45,660	2,278,434

Communications Equipment 3.7%
Cisco Systems, Inc.	381,120	9,326,006
QUALCOMM, Inc.	298,170	23,409,327

		32,735,333

Construction & Engineering 0.3%
Foster Wheeler AG	79,820	2,476,815

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 1.3%
Discover Financial Services	181,480	$11,574,794

Diversified Consumer Services 0.4%
H&R Block, Inc.	110,170	3,559,593

Electric Utilities 1.3%
OGE Energy Corp.	311,480	11,615,089

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	101,440	5,372,262
Dril-Quip, Inc.*	61,810	5,559,810
Nabors Industries Ltd.	412,990	7,371,872

		18,303,944

Food & Staples Retailing 0.3%
CVS Health Corp.	33,070	2,837,737

Food Products 1.0%
Pinnacle Foods, Inc.	273,020	9,228,076

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	530,100	23,107,059

Health Care Providers & Services 3.2%
Aetna, Inc.	118,630	9,788,161
McKesson Corp.	84,050	17,096,610
Universal Health Services, Inc., Class B	19,360	2,007,826

		28,892,597

Hotels, Restaurants & Leisure 1.9%
McDonald’s Corp.	81,280	7,618,375
Starbucks Corp.	76,220	5,759,183
Starwood Hotels & Resorts Worldwide, Inc.	53,340	4,089,044

		17,466,602

Household Durables 0.5%
Newell Rubbermaid, Inc.	129,720	4,323,568

Household Products 1.4%
Procter & Gamble Co. (The)	143,640	12,535,463

Independent Power and Renewable Electricity Producers 0.6%
Calpine Corp.*	249,530	5,694,275

Industrial Conglomerates 2.4%
General Electric Co.	826,130	21,322,415

Information Technology Services 4.4%
Amdocs Ltd.	211,410	10,050,432
Broadridge Financial Solutions, Inc.	52,660	2,313,354
DST Systems, Inc.	105,880	10,201,538
Xerox Corp.	1,296,230	17,213,934

		39,779,258

10

Statement of Investments (Continued)

October 31, 2014

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance 0.4%
PartnerRe Ltd.	32,170	$3,721,747

Internet & Catalog Retail 1.0%
Amazon.com, Inc.*	11,070	3,381,442
Liberty Ventures, Series A*	148,700	5,219,370

		8,600,812

Internet Software & Services 2.5%
eBay, Inc.*	115,860	6,082,650
Google, Inc., Class A*	19,720	11,198,396
Google, Inc., Class C*	8,700	4,863,996

		22,145,042

Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	50,570	2,795,509
Thermo Fisher Scientific, Inc.	84,540	9,939,368

		12,734,877

Machinery 1.8%
Graco, Inc.	54,440	4,273,540
ITT Corp.	49,600	2,234,976
Snap-on, Inc.	75,390	9,962,035

		16,470,551

Media 0.3%
Viacom, Inc., Class B	36,530	2,655,000

Metals & Mining 0.2%
United States Steel Corp.	48,410	1,938,336

Multiline Retail 0.4%
J.C. Penney Co., Inc.* (a)	460,670	3,505,699

Oil, Gas & Consumable Fuels 7.2%
Anadarko Petroleum Corp.	58,760	5,392,993
Chevron Corp.	210,930	25,301,053
EOG Resources, Inc.	110,450	10,498,273
Occidental Petroleum Corp.	102,430	9,109,100
Valero Energy Corp.	122,090	6,115,488
WPX Energy, Inc.*	426,850	8,161,372

		64,578,279

Pharmaceuticals 5.2%
Johnson & Johnson	154,660	16,669,255
Merck & Co., Inc.	104,350	6,046,039
Pfizer, Inc.	791,550	23,706,922

		46,422,216

Real Estate Investment Trusts (REITs) 2.7%
American Capital Agency Corp.	376,960	8,572,070
Boston Properties, Inc.	34,170	4,331,047
Equity LifeStyle Properties, Inc.	59,910	2,941,581

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Prologis, Inc.	211,070	$8,791,066

		24,635,764

Road & Rail 4.1%
Union Pacific Corp.	312,930	36,440,699

Semiconductors & Semiconductor Equipment 1.4%
Broadcom Corp., Class A	84,540	3,540,535
Skyworks Solutions, Inc.	162,560	9,467,495

		13,008,030

Software 4.8%
Adobe Systems, Inc.*	112,810	7,910,237
CA, Inc.	186,330	5,414,750
Electronic Arts, Inc.*	70,680	2,895,760
Microsoft Corp.	449,650	21,111,067
Oracle Corp.	142,850	5,578,293

		42,910,107

Specialty Retail 4.6%
Foot Locker, Inc.	137,890	7,723,219
Home Depot, Inc. (The)	145,000	14,140,400
Lowe’s Cos., Inc.	272,330	15,577,276
Signet Jewelers Ltd.	34,110	4,093,541

		41,534,436

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	269,690	29,126,520
EMC Corp.	76,910	2,209,624
Hewlett-Packard Co.	127,710	4,582,235

		35,918,379

Textiles, Apparel & Luxury Goods 1.4%
Hanesbrands, Inc.	92,990	9,820,674
NIKE, Inc., Class B	29,890	2,778,873

		12,599,547

Tobacco 2.2%
Philip Morris International, Inc.	217,440	19,354,334

Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc.*	234,210	6,754,616

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	199,630	5,118,513

Total Common Stocks (cost $744,619,559)		872,337,190

11

Statement of Investments (Continued)

October 31, 2014

Nationwide Fund (Continued)

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)(c)	458,448	$458,448

Total Mutual Fund (cost $458,448)		458,448

Repurchase Agreement 0.4% (d)

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $3,187,157, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $3,250,879. (c)	$3,187,136	3,187,136

Total Repurchase Agreement (cost $3,187,136)		3,187,136

Total Investments (cost $748,265,143) (e) — 97.8%		875,982,774

Other assets in excess of liabilities — 2.2%		19,548,983

NET ASSETS — 100.0%		$895,531,757

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $3,479,684.

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $3,645,584.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
187	E-mini S&P 500	12/19/14	$18,806,590	$367,261

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

October 31, 2014

Nationwide Fund
Assets:
Investments, at value* (cost $745,078,007)	$872,795,638
Repurchase agreement, at value (cost $3,187,136)	3,187,136

Total Investments, at value (total cost $748,265,143)	875,982,774

Cash	17,524,813
Dividends receivable	468,213
Security lending income receivable	2,476
Receivable for capital shares issued	4,747,202
Receivable for variation margin on futures contracts	1,237,497
Prepaid expenses	46,517

Total Assets	900,009,492

Liabilities:
Payable for capital shares redeemed	235,228
Payable upon return of securities loaned (Note 2)	3,645,584
Accrued expenses and other payables:
Investment advisory fees	390,707
Fund administration fees	50,724
Distribution fees	18,595
Administrative servicing fees	61,704
Accounting and transfer agent fees	35,204
Trustee fees	2,669
Custodian fees	2,440
Compliance program costs (Note 3)	251
Professional fees	18,171
Printing fees	12,522
Other	3,936

Total Liabilities	4,477,735

Net Assets	$895,531,757

Represented by:
Capital	$801,906,162
Accumulated undistributed net investment income	3,466,346
Accumulated net realized losses from investments and futures transactions	(37,925,643)
Net unrealized appreciation/(depreciation) from investments	127,717,631
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	367,261

Net Assets	$895,531,757

Net Assets:
Class A Shares	$81,892,569
Class C Shares	2,045,558
Class R Shares	105,062
Institutional Service Class Shares	811,488,568

Total	$895,531,757

*	Includes value of securities on loan of $3,479,684 (Note 2).

13

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,762,306
Class C Shares	100,008
Class R Shares	4,922
Institutional Service Class Shares	37,812,305

Total	41,679,541

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$21.77
Class C Shares (b)	$20.45
Class R Shares	$21.35
Institutional Service Class Shares	$21.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.10

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$16,555,536
Interest income	6,777
Income from securities lending (Note 2)	6,523

Total Income	16,568,836

EXPENSES:
Investment advisory fees	4,981,085
Fund administration fees	578,529
Distribution fees Class A	197,088
Distribution fees Class B (a)	12,786
Distribution fees Class C	18,633
Distribution fees Class R (b)	336
Administrative servicing fees Class A	29,547
Administrative servicing fees Class C	899
Administrative servicing fees Class R (b)	148
Administrative servicing fees Institutional Service Class	509,018
Registration and filing fees	61,497
Professional fees	69,956
Printing fees	78,077
Trustee fees	25,298
Custodian fees	31,576
Accounting and transfer agent fees	175,021
Compliance program costs (Note 3)	2,338
Other	18,124

Total expenses before earnings credit and fees waived	6,789,956

Earnings credit (Note 4)	(51)
Investment advisory fees waived (Note 3)	(395,855)

Net Expenses	6,394,050

NET INVESTMENT INCOME	10,174,786

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	55,691,768
Net realized gains from futures transactions (Note 2)	3,588,277

Net realized gains from investments and futures transactions	59,280,045

Net change in unrealized appreciation/(depreciation) from investments	56,088,051
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(382,571)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	55,705,480

Net realized/unrealized gains from investments and futures transactions	114,985,525

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$125,160,311

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$10,174,786	$9,162,412
Net realized gains from investments and futures transactions	59,280,045	165,956,638
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	55,705,480	(1,922,337)

Change in net assets resulting from operations	125,160,311	173,196,713

Distributions to Shareholders From:
Net investment income:
Class A	(706,619)	(773,765)
Class B (a)	(18,578)	(27,931)
Class C	(8,279)	(13,642)
Class R (b)	(278)	(276)
Institutional Service Class	(8,916,546)	(9,023,088)

Change in net assets from shareholder distributions	(9,650,300)	(9,838,702)

Change in net assets from capital transactions	(36,939,212)	(3,736,214)

Change in net assets	78,570,799	159,621,797

Net Assets:
Beginning of year	816,960,958	657,339,161

End of year	$895,531,757	$816,960,958

Accumulated undistributed net investment income at end of year	$3,466,346	$3,041,985

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,177,368	$4,525,304
Proceeds from shares issued from class conversion	3,971,246	–
Dividends reinvested	685,704	749,852
Cost of shares redeemed	(9,895,079)	(10,469,172)

Total Class A Shares	(1,060,761)	(5,194,016)

Class B Shares (a)
Proceeds from shares issued	75,190	277,905
Dividends reinvested	18,386	27,199
Cost of shares redeemed in class conversion	(3,971,246)	–
Cost of shares redeemed	(345,412)	(1,094,801)

Total Class B Shares	(4,223,082)	(789,697)

Class C Shares
Proceeds from shares issued	247,776	267,698
Dividends reinvested	5,680	5,810
Cost of shares redeemed	(171,409)	(892,823)

Total Class C Shares	82,047	(619,315)

Class R Shares (b)
Proceeds from shares issued	61,911	1,109
Dividends reinvested	278	276
Cost of shares redeemed	–	–

Total Class R Shares	62,189	1,385

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

16

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$33,584,964	$83,934,260
Dividends reinvested	8,489,925	8,537,120
Cost of shares redeemed	(73,874,494)	(89,605,951)

Total Institutional Service Class Shares	(31,799,605)	2,865,429

Change in net assets from capital transactions	$(36,939,212)	$(3,736,214)

SHARE TRANSACTIONS:
Class A Shares
Issued	204,184	266,000
Issued in class conversion	201,322	–
Reinvested	34,235	46,308
Redeemed	(480,489)	(616,200)

Total Class A Shares	(40,748)	(303,892)

Class B Shares (a)
Issued	4,085	17,322
Reinvested	1,002	1,849
Redeemed in class conversion	(213,253)	–
Redeemed	(18,978)	(68,277)

Total Class B Shares	(227,144)	(49,106)

Class C Shares
Issued	12,411	16,061
Reinvested	310	395
Redeemed	(8,769)	(57,307)

Total Class C Shares	3,952	(40,851)

Class R Shares (b)
Issued	3,052	67
Reinvested	14	17
Redeemed	–	–

Total Class R Shares	3,066	84

Institutional Service Class Shares
Issued	1,639,089	4,846,781
Reinvested	428,186	529,414
Redeemed	(3,678,012)	(5,428,374)

Total Institutional Service Class Shares	(1,610,737)	(52,179)

Total change in shares	(1,871,611)	(445,944)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$19.00	0.20	2.76	2.96	(0.19)	(0.19)	–	$21.77	15.64%	$81,892,569	0.94%	0.99%		0.99%	48.08%
Year Ended October 31, 2013 (d)	$15.13	0.19	3.87	4.06	(0.19)	(0.19)	–	$19.00	27.09%	$72,276,586	1.01%	1.08%		1.04%	113.60%
Year Ended October 31, 2012 (d)	$13.70	0.16	1.41	1.57	(0.14)	(0.14)	–	$15.13	11.56%	$62,152,954	1.03%	1.09%		1.04%	29.11%
Year Ended October 31, 2011 (d)	$12.93	0.12	0.73	0.85	(0.08)	(0.08)	–	$13.70	6.57%	$63,407,121	1.02%	0.86%		1.03%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.51	0.07	1.42	1.49	(0.07)	(0.07)	–	$12.93	13.00%	$56,960,330	1.09%	0.60%		1.09%	62.51%

Class C Shares
Year Ended October 31, 2014 (d)	$17.91	0.04	2.59	2.63	(0.09)	(0.09)	–	$20.45	14.72%	$2,045,558	1.70%	0.22%		1.75%	48.08%
Year Ended October 31, 2013 (d)	$14.30	0.06	3.66	3.72	(0.11)	(0.11)	–	$17.91	26.14%	$1,720,677	1.73%	0.40%		1.75%	113.60%
Year Ended October 31, 2012 (d)	$12.98	0.05	1.34	1.39	(0.07)	(0.07)	–	$14.30	10.76%	$1,957,387	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (d)	$12.27	0.02	0.71	0.73	(0.02)	(0.02)	–	$12.98	5.91%	$2,071,661	1.75%	0.14%		1.76%	24.31%	(e)
Year Ended October 31, 2010 (d)	$10.95	(0.01)	1.35	1.34	(0.02)	(0.02)	–	$12.27	12.22%	$448,417	1.79%	(0.10%	)	1.79%	62.51%

Class R Shares (f)(g)
Year Ended October 31, 2014 (d)	$18.66	0.11	2.70	2.81	(0.12)	(0.12)	–	$21.35	15.15%	$105,062	1.37%	0.52%		1.42%	48.08%
Year Ended October 31, 2013 (d)	$14.87	0.13	3.81	3.94	(0.15)	(0.15)	–	$18.66	26.72%	$34,631	1.29%	0.79%		1.31%	113.60%
Year Ended October 31, 2012 (d)	$13.48	0.11	1.39	1.50	(0.11)	(0.11)	–	$14.87	11.21%	$26,348	1.35%	0.79%		1.36%	29.11%
Year Ended October 31, 2011 (d)	$12.74	0.06	0.73	0.79	(0.05)	(0.05)	–	$13.48	6.18%	$52,457	1.44%	0.46%		1.44%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.37	0.06	1.38	1.44	(0.07)	(0.07)	–	$12.74	12.74%	$1,096	1.30%	0.53%		1.30%	62.51%

Institutional Service Class Shares (h)
Year Ended October 31, 2014 (d)	$18.74	0.24	2.71	2.95	(0.23)	(0.23)	–	$21.46	15.85%	$811,488,568	0.72%	1.21%		0.77%	48.08%
Year Ended October 31, 2013 (d)	$14.93	0.22	3.82	4.04	(0.23)	(0.23)	–	$18.74	27.35%	$738,850,578	0.77%	1.31%		0.80%	113.60%
Year Ended October 31, 2012 (d)	$13.52	0.19	1.39	1.58	(0.17)	(0.17)	–	$14.93	11.82%	$589,243,783	0.80%	1.33%		0.81%	29.11%
Year Ended October 31, 2011 (d)	$12.75	0.15	0.73	0.88	(0.11)	(0.11)	–	$13.52	6.88%	$640,734,133	0.82%	1.06%		0.83%	24.31%	(e)
Year Ended October 31, 2010 (d)	$11.35	0.10	1.40	1.50	(0.10)	(0.10)	–	$12.75	13.24%	$768,450,202	0.83%	0.84%		0.83%	62.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Excludes merger activity.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective Auguest 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

18

Fund Commentary	Nationwide Diverse Managers Fund

For the period from the Fund’s inception on March 31, 2014, through October 31, 2014, the Nationwide Diverse Managers Fund (Institutional Service Class) returned 1.19% versus 9.02% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Flexible Portfolio Funds (consisting of 550 funds as of October 31, 2014) was 1.98% for the seven months ended October 31, 2014.

Please note that the Fund has an inception date of March 31, 2014, giving it a seven-month track record. This abbreviated reporting period provides limited insights.

The following commentary is provided by Strategic Global Advisors, LLC

Market Environment and Performance

For the seven months ended October 31, 2014, international equity markets delivered positive returns in local currency, but U.S. investors saw those returns wiped out by declines in currencies relative to the U.S. dollar. The all-capitalization non-U.S. benchmark for the Strategic Global Advisors (SGA) portion of the Fund is the MSCI World ex USA Index. This index returned 3.38% in local currency terms for the reporting period but registered -3.57% in U.S. dollar terms. By contrast, the U.S. equity market delivered even better returns as the Russell 1000® Net Index returned 8.04% for the reporting period. Within the benchmark, the only two economic sectors that delivered positive returns in U.S. dollar terms during the reporting period were health care, with 2.4%, and utilities, with 0.1%. Slowing economic growth in some parts of the world along with a decline in oil prices contributed to returns of the worst two sectors for the reporting period: energy, which registered -9.3%, and materials, which registered -10.3%.

In this environment, the International All Cap Core portfolio managed by SGA as part of the Nationwide Diverse Managers Fund outperformed its benchmark for the reporting period by 2.39%, registering -1.18% versus -3.57% for the MSCI World ex USA.

This positive excess return can be attributed primarily to stock selection guided by the firm’s stock selection model, fundamental overlay and portfolio management process. SGA’s approach is to invest primarily in stocks ranked highly by SGA on a risk-return basis, while maintaining close-to-market weights for country, sector and industry. As a result, even though currency had a major impact on the total returns of U.S. investor portfolios, currency had only a small impact on the portfolio’s relative performance because the currency and country exposures of the portfolio were similar to that of the unhedged benchmark.

Contributors to and Detractors from Relative Fund Performance

For the seven-month reporting period, returns attributable to sector allocation were close to neutral while stock selection within sectors drove the Fund’s outperformance versus the MSCI World ex USA IMI benchmark for the reporting period. Stock selection was positive in seven of 10 economic sectors, and selection also was strong across a number of countries, especially some of the countries in which the portfolio had large allocations, such as Japan, the UK and Switzerland. Investments in several companies in China (an emerging markets country not in the benchmark) had a positive impact on relative Fund performance for the reporting period.

A few specific themes that positively affected relative Fund performance for the reporting period along with U.S. dollar returns for stocks while they were held were:

•

Strong stock selection in financials, a sector in which the portfolio’s holdings returned 2.5% versus -1.0% for financials stocks in the Fund’s benchmark. Strong contributors were Japanese real estate management and financing company Daito Trust Construction Co., Ltd., with 34.6%, and National Bank of Canada, with 14.6%.

•

Strong stock selection in health care, an area in which the portfolio’s holdings returned 10.5% versus 2.4% for health care stocks in the benchmark. Strong health care contributors included Swiss biotech firm Actelion Ltd., with 27.2%, and Irish

19

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

pharmaceutical firm Shire plc, with 72.2%. Strong stock selection in Japan, an area in which the portfolio’s holdings returned 8.5% versus 2.7% for Japanese stocks in the benchmark. In addition to Daito Trust Construction Co. mentioned above, strong Japanese contributors included printer and computer equipment producer Seiko Epson Corp., with 46.5%, and Nippon Paint Holdings Co., Ltd., with 45.7%.

Two specific themes that negatively affected relative Fund performance were:

•

Weak stock selection in Spain, in which the Fund’s holdings in biotechnology company Grifols, with -24.8%, and wholesale and retail food provider Distribuidora Internacional de Alimentacion SA, with -29.2%, delivered disappointing returns.

•	Weak stock selection in industrials and consumer staples.

Portfolio Positioning

Sector weights were kept fairly close to those of the benchmark and, as of the end of the period, the portfolio’s largest overweights were in health care, with 163 basis points (bps) and consumer discretionary, with 140 bps. The portfolio’s largest underweights at that date were in consumer staples, with -239 bps, and utilities, with -141 bps. All sector changes during the period were less than 130 bps in either direction.

Outlook

The economic recovery in Europe seems to have slowed down, especially in Germany, while U.S. economic growth has continued and recent U.S. unemployment figures have fallen, another good sign for the United States. The strength of the U.S. economy translated into a stronger dollar against all major currencies during the reporting period, effectively lowering returns for U.S.-based investors. For example, in the third quarter of 2014, both the euro and the yen depreciated 7.7% versus the U.S. dollar, and the British pound depreciated 5.2%. The continuing tensions between Ukraine and Russia threaten both oil supplies and economic growth in general, especially in Europe. Emerging market economies continue to have mixed performance and slowing growth rates, while still growing faster than the developed countries. We will continue to focus on stock selection as we believe companies with attractive valuations, good growth and investor sentiment coupled with high earnings quality will outperform over time.

Subadviser:

Strategic Global Advisors, LLC

Portfolio Managers:

Gary Baierl, Ph.D.; Cynthia Tusan, CFA; and Mark Wimer, CFA

The following commentary is provided by Ariel Investments, LLC

The middle months of 2014 proved to be a tough and quite volatile period for small-cap stocks on a month-by-month basis. The Russell 2000® Index saw three monthly gains of more than 3% as well as three monthly losses of more than 3%. Compared to the performance of large-cap stocks, the performance of small-cap stocks was especially poor in the third quarter of 2014. In fact, the Russell 2000 Index underperformed the Russell 1000® Index by the largest amount since 1999, registering -7.36% compared to a gain of 0.65% for the Russell 1000 Index. During the reporting period, investors favored yield and the perceived safety of large-cap stocks, and continued to shun smaller, non-dividend–paying stocks. To illustrate this point, we broke the Russell Microcap® Value Index and the Russell 2000® Value Index into quintiles based on their components’ dividend yields. The only quintile with positive total returns for the first nine months of 2014 was the top quintile of the Russell 2000 Value Index — stocks yielding 3.1% and above. Since inception on March 31, 2014, the portfolio has registered -6.32% as compared to a gain of 0.14% for the Russell 2000 Value Index (the benchmark for the Ariel Investments sleeve of the Fund).

Results diverged sharply on a stock-by-stock basis during the seven-month period. The three most significant contributors were ARC Document Solutions, Inc., up 29.22%, XO Group Inc., up 23.71%; First American Financial Corp., up

20

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

13.91%. The three largest detractors were Imation Corp. with -51.41%; Erickson Inc. with -23.94% and Contango Oil & Gas Co. with -23.30%.

We do not invest based by sector; our sector weightings simply comprise the results of our bottom-up stock selection. Over long periods of time, therefore, we expect sector allocation to produce a small effect, albeit a mildly positive one. For the reporting period, sector allocation was a significant detractor from performance. Two sectors, energy and financial services, combined to form the vast majority of this shortfall. Stock selection also was negative. The two lowest-performing areas, technology and utilities, accounted for the vast majority of the underperformance. We did have significantly positive stock selection in energy holdings, amounting to just nearly 160 bps of outperformance.

Subadviser:

Ariel Investments, LLC

Portfolio Managers:

Kenneth E. Kuhrt, CPA and David M. Maley

The following commentary is provided by Garcia Hamilton & Associates, L. P.

Despite all the public discussion of updating its forward guidance, the Federal Open Market Committee (FOMC) repeated that rates will stay low “for a considerable time” after the asset purchase program ends. In an attempt to maintain some leeway as to when it will decide to raise rates, the Federal Reserve stated that it will take a “balanced approach” to removing policy accommodation. The economic indicators continued to describe an uneven economic expansion during the reporting period, which may be why the Fed is hesitant to get into specifics regarding a future liftoff in rates. The markets have been volatile as we have seen heightened geopolitical tensions and watched some of the biggest names in the bond business react after drawing scrutiny from management and the U.S. Securities and Exchange Commission (SEC).

The 10-year Treasury yield declined 39 basis points during the seven-month reporting period to 2.33%. The yield on the 10-year bellwether Treasury recently flirted with 2.00% and even fell below that level intraday in October. On the short end, the two-year yield increased 7 basis points to 0.49% during the reporting period, while the 30-year Treasury yield dropped 50 basis points to 3.06%. These moves caused the two- to 30-year yield spread to flatten to 257 basis points.

With the decline in rates, the bond market delivered positive performance for the seven-month reporting period for the Barclays U.S. Aggregate Bond Index (the benchmark for the Garcia Hamilton sleeve of the Fund). Spread product performed well during the reporting period as three of the four spread sectors delivered positive excess return. Mortgage-backed securities were the leader , and Asset-backed securities and Agencies also performed well. Corporate bonds were the laggard.

The weakness in the corporate sector benefited the portfolio as we are underweight credit and overweight government securities. As of October 31, 2014, the account held approximately 20% in the corporate sector versus the index weighting of 29%. In the Agency and Agency mortgage-backed securities sectors, the account held a combined 40% versus the benchmark weighting of 33%, respectively.

Our duration remains marginally longer than that of the benchmark index, and we are maintaining an overweight to the long end of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds). In the short term, we believe that rates will generally move lower, and the yield curve will continue to flatten.

Subadviser:

Garcia Hamilton & Associates, L. P.

Portfolio Managers:

Jeffrey D. Detwiler, CFA, AAMS; Gilbert Andrew Garcia, CFA; and Nancy Rodriguez

The following commentary is provided by Herndon Capital Management, LLC

For the period March 31, 2014, through October 31, 2014, the Herndon sleeve of the Fund

21

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

underperformed the Russell 1000® Value Index. The sleeve posted a 3.53% return compared to 7.26% for the Russell 1000 Value Index (the benchmark for the Herndon Capital sleeve of the Fund). Both sector allocation and stock selection have been negative for the reporting period; however, stock selection has been the main driver of relative underperformance.

The three sectors with the highest contribution for the reporting period were the sleeve’s positions in health care, consumer staples and telecommunications. In health care, three of six stocks returned more than 32% during the reporting period. In the consumer staples sector, all five sector holdings performed positively, with tobacco companies Altria Group, Inc. and Phillip Morris International Inc. leading the way. Performance was more concentrated in telecommunications, as the portfolio’s lone holding in the sector, Verizon Communications Inc., outperformed the sector as well as the overall Russell 1000 Value benchmark.

The sectors with the lowest level of contribution to performance during the reporting period were energy, financials and consumer discretionary. Energy was challenged as oil price volatility picked up significantly toward the end of the reporting period. Such gyrations and declines in the sector were responsible for much of the underperformance during the reporting period. In financials, although seven out of 12 stocks outperformed, Waddell & Reed Financial, Inc. lagged and was responsible for the bulk of the relative underperformance in the sector. In consumer discretionary, though three of five stocks outperformed, handbag maker Coach, Inc. was the major reason for relative underperformance in the sector.

The three top positive individual stock contributors to performance during the reporting period were Apple Inc., with 42%; Altria Group, with 32%; and Gilead Sciences, Inc., with 42%. The three stocks with the greatest negative contribution for the reporting period were Waddell & Reed Financial, with -34%; SM Energy Co., with -21%; and Coach, with -27%.

As the U.S. economy continues to strengthen and serves as a catalyst for export-oriented non-U.S. countries, so does the belief that the global economy will strengthen. Demand is expected to rise, benefiting commodity-focused sectors such as energy and materials. The quest for innovation may make the strategy’s technology holdings attractive. A rise in consumer spending on a domestic and global basis is likely to yield positive results for the strategy’s consumer staples and consumer discretionary stocks. The non-U.S. exposure within the sleeve that is currently a headwind is likely to become a tailwind. The strategy remains overweight energy, technology, consumer staples, materials and consumer discretionary, while underweight financials, utilities and telecommunications.

Subadviser:

Herndon Capital Management, LLC

Portfolio Manager:

Randell A. Cain Jr., CFA

The Fund is subject to the risks of investing in equity securities (including micro-, small- and mid-cap companies), fixed-income securities and foreign securities, specifically in emerging markets. The Fund may invest in initial public offerings (IPOs) and special situation companies, which often are subject to greater and more unpredictable price changes than more-established stocks. A portion of the Fund utilizes a value style of investing and therefore may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Fund Overview	Nationwide Diverse Managers Fund

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

Asset Allocation†

Common Stocks	58.2%
U.S. Government Mortgage Backed Agencies	10.9%
Corporate Bonds	8.1%
U.S. Treasury Bonds	8.0%
U.S. Treasury Notes	7.8%
U.S. Government Sponsored & Agency Obligations	5.5%
Other assets in excess of liabilities	1.5%
100.0%
Top Industries††

Oil, Gas & Consumable Fuels	7.1%
Banks	6.3%
Insurance	3.5%
Diversified Financial Services	3.5%
Capital Markets	3.4%
Technology Hardware, Storage & Peripherals	3.3%
Chemicals	3.0%
Pharmaceuticals	2.2%
Biotechnology	2.2%
Energy Equipment & Services	1.9%
Other Industries	63.6%
100.0%

Top Holdings††

U.S. Treasury Bonds, 2.75%, 08/15/42	5.9%
U.S. Treasury Notes, 4.75%, 08/15/17	3.7%
U.S. Treasury Notes, 1.75%, 05/15/22	3.3%
Federal Home Loan Banks, 1.63%, 04/28/17	2.8%
Federal Home Loan Banks, 1.63%, 03/27/17	2.8%
U.S. Treasury Bonds, 8.13%, 08/15/21	2.2%
Federal Home Loan Mortgage Corp. Gold Pool, 5.00%, 09/01/31	1.7%
Federal National Mortgage Association Pool, 5.50%, 02/01/30	1.6%
Federal Home Loan Mortgage Corp. Gold Pool, 5.50%, 05/01/23	1.5%
Federal Home Loan Mortgage Corp. Gold Pool, 5.50%, 12/01/27	1.3%
Other Holdings	73.2%
100.0%

Top Countries††

United States	84.8%
Japan	3.3%
United Kingdom	2.2%
Switzerland	1.2%
Canada	1.4%
France	1.2%
Germany	1.1%
Australia	0.7%
Netherlands	0.5%
Denmark	0.5%
Other Countries	3.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

23

Fund Performance	Nationwide Diverse Managers Fund

Average Annual Total Return

(For period ended October 31, 2014)

Inception*
Institutional Service Class[1]	1.19%[2]
S&P 500® Index	9.89%
Russell 3000® Index	8.79%
CPI	0.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Not subject to any SCs.

[2]	Since inception date of March 31, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Institutional Service Class	1.62%	1.09%

^	Current effective prospectus dated March 25, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

24

Fund Performance (con’t.)	Nationwide Diverse Managers Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Diverse Managers Fund from inception through 10/31/14 versus the S&P 500® Index and the Consumer Price Index (CPI) from 4/1/14 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

25

Shareholder Expense Example	Nationwide Diverse Managers Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diverse Managers Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Institutional Service Class Shares	Actual	(a)	1,000.00	1,011.90	4.21	0.83
	Hypothetical	(a),(b)	1,000.00	1,021.02	4.23	0.83

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

26

Statement of Investments

October 31, 2014

Nationwide Diverse Managers Fund

Common Stocks 58.2%

	Shares	Market Value

Aerospace & Defense 1.8%
Airbus Group NV	136	$8,119
BAE Systems PLC	983	7,239
Lockheed Martin Corp.	926	176,468
Rockwell Collins, Inc.	1,247	104,935

		296,761

Air Freight & Logistics 0.8%
Kintetsu World Express, Inc.	300	10,382
PostNL NV*	4,980	21,167
United Parcel Service, Inc., Class B	1,000	104,910

		136,459

Airlines 0.2%
Copa Holdings SA, Class A	301	35,193

Auto Components 0.9%
Cie Generale des Etablissements Michelin	80	6,948
Continental AG	142	27,969
Spartan Motors, Inc.	9,900	56,331
Superior Industries International, Inc.	1,600	31,216
Valeo SA	166	18,614

		141,078

Automobiles 0.3%
Bayerische Motoren Werke AG	216	23,163
Daimler AG REG	106	8,265
Toyota Motor Corp.	200	12,036

		43,464

Banks 2.2%
Australia & New Zealand Banking Group Ltd.	960	28,407
Banco Santander SA	850	7,510
Bank Hapoalim BM	1,530	7,876
Bank Leumi Le-Israel BM*	2,000	7,147
Bank of East Asia Ltd.	4,200	17,540
Bank of Yokohama Ltd. (The)	5,000	28,896
Commonwealth Bank of Australia	192	13,653
HSBC Holdings PLC	1,132	11,541
Laurentian Bank of Canada	200	8,798
Lloyds Banking Group PLC*	16,000	19,758
MB Financial, Inc.	900	28,395
Mitsubishi UFJ Financial Group, Inc.	2,500	14,573
National Bank of Canada	666	31,130
Nedbank Group Ltd.	373	8,134
Royal Bank of Canada	480	34,076
Royal Bank of Scotland Group PLC*	1,300	8,083
Skandinaviska Enskilda Banken AB, Class A	2,228	28,617
Swedbank AB, Class A	582	15,423
Toronto-Dominion Bank (The)	170	8,367
Westpac Banking Corp.	708	21,732
Woori Finance Holdings Co., Ltd. ADR-KR*	351	11,962

		361,618

Common Stocks (continued)

	Shares	Market Value

Beverages 0.3%
Anheuser-Busch InBev NV	116	$12,864
Britvic PLC	2,329	25,393
Heineken NV	180	13,447

		51,704

Biotechnology 2.1%
Actelion Ltd. REG*	398	47,400
BB Biotech AG REG*	39	8,248
Gilead Sciences, Inc.*	1,269	142,128
Grifols SA	450	18,375
United Therapeutics Corp.*	802	105,038
Vical, Inc.*	17,100	21,375
Zeltia SA*	1,300	4,243

		346,807

Building Products 0.4%
Geberit AG REG	58	19,798
Lindab International AB*	1,067	9,810
Simpson Manufacturing Co., Inc.	900	29,772

		59,380

Capital Markets 2.4%
Aberdeen Asset Management PLC	3,273	22,762
Capital Southwest Corp.	1,200	43,992
Cowen Group, Inc., Class A*	25,500	103,020
Eaton Vance Corp.	2,506	92,296
Magellan Financial Group Ltd.	553	6,565
Mediobanca SpA*	688	6,072
SVG Capital PLC*	1,780	12,159
Waddell & Reed Financial, Inc., Class A	2,173	103,739

		390,605

Chemicals 3.0%
BASF SE	97	8,571
CF Industries Holdings, Inc.	407	105,820
Landec Corp.*	4,400	55,396
LyondellBasell Industries NV, Class A	1,049	96,120
NewMarket Corp.	296	114,851
Nippon Paint Holdings Co. Ltd.	1,000	22,707
Nissan Chemical Industries Ltd.	700	12,979
Rentech, Inc.*	39,500	62,805

		479,249

Commercial Services & Supplies 0.4%
Brink’s Co. (The)	800	16,800
Team, Inc.*	1,000	42,140
Transcontinental, Inc., Class A	800	10,924

		69,864

Communications Equipment 0.8%
Hitachi Kokusai Electric, Inc.	1,000	14,979
Oplink Communications, Inc.	2,200	45,870
Pace PLC	2,425	13,482

27

Statement of Investments (Continued)

October 31, 2014

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
PC-Tel, Inc.	7,550	$58,135

		132,466

Construction & Engineering 0.3%
Furmanite Corp.*	6,100	45,628
Vinci SA	156	8,904

		54,532

Construction Materials 0.1%
Taiheiyo Cement Corp.	4,000	14,676

Consumer Finance 0.9%
Discover Financial Services	2,297	146,503

Containers & Packaging 0.0%†
Huhtamaki OYJ	296	7,511

Diversified Financial Services 2.9%
Banca IFIS SpA	657	11,571
CBOE Holdings, Inc.	2,766	163,028
Challenger Ltd.	2,833	17,425
FirstRand Ltd.	2,500	10,708
London Stock Exchange Group PLC	870	28,095
McGraw Hill Financial, Inc.	1,383	125,134
Moody’s Corp.	1,226	121,656

		477,617

Diversified Telecommunication Services 1.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,000	8,546
BT Group PLC	6,399	37,724
Hellenic Telecommunications Organization SA ADR-GR*	647	3,597
ORBCOMM, Inc.*	18,200	115,024
Telecom Italia SpA*	15,400	17,452
TPG Telecom Ltd.	3,238	20,966
Verizon Communications, Inc.	1,111	55,828

		259,137

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	3,000	21,913
Electricite de France SA	250	7,382

		29,295

Electrical Equipment 0.6%
Fuji Electric Co., Ltd.	4,000	17,574
Mitsubishi Electric Corp.	2,000	25,788
Orion Energy Systems, Inc.*	6,700	38,525
Vestas Wind Systems A/S*	350	11,681

		93,568

Electronic Equipment, Instruments & Components 0.2%
Multi-Fineline Electronix, Inc.*	2,500	25,375

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 1.9%
Atwood Oceanics, Inc.*	2,496	$101,462
Gulf Island Fabrication, Inc.	3,000	63,420
Mitcham Industries, Inc.*	3,400	34,680
Oil States International, Inc.*	1,767	105,561
Schoeller-Bleckmann Oilfield Equipment AG	72	6,205

		311,328

Food & Staples Retailing 0.2%
Distribuidora Internacional de Alimentacion SA	2,421	15,383
Jean Coutu Group PJC, Inc. (The), Class A	700	16,049
Koninklijke Ahold NV	440	7,369

		38,801

Food Products 0.7%
Associated British Foods PLC	127	5,605
Campbell Soup Co.	2,050	90,548
Gruma SAB de CV, Class B*	1,470	16,187
Tate & Lyle PLC	725	7,017

		119,357

Gas Utilities 0.1%
Osaka Gas Co., Ltd.	3,000	11,966

Health Care Equipment & Supplies 0.1%
Nihon Kohden Corp.	400	20,451

Health Care Providers & Services 0.4%
AmerisourceBergen Corp.	837	71,488

Hotels, Restaurants & Leisure 1.4%
Century Casinos, Inc.*	11,000	59,840
International Speedway Corp., Class A	2,200	68,926
Wynn Macau Ltd.	1,600	5,784
Yum! Brands, Inc.	1,296	93,092

		227,642

Household Durables 0.3%
Berkeley Group Holdings PLC	337	12,325
Fujitsu General Ltd.	2,000	25,037
Sekisui Chemical Co., Ltd.	1,000	12,463

		49,825

Household Products 1.0%
Colgate-Palmolive Co.	1,938	129,613
Reckitt Benckiser Group PLC	312	26,278

		155,891

Independent Power and Renewable Electricity Producers 0.3%
AES Corp. (The)	3,396	47,782

Industrial Conglomerates 0.2%
Keppel Corp., Ltd.	1,600	16,213

28

Statement of Investments (Continued)

October 31, 2014

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates (continued)

Siemens AG REG	87	$9,813

		26,026

Information Technology Services 1.4%
Cap Gemini SA	194	12,764
International Business Machines Corp.	642	105,545
Western Union Co. (The)	6,631	112,462

		230,771

Insurance 1.9%
Aflac, Inc.	2,272	135,706
Allianz SE REG	181	28,783
First American Financial Corp.	2,800	84,896
Hannover Rueck SE	140	11,685
SCOR SE	781	23,932
Swiss Re AG*	269	21,752

		306,754

Internet Software & Services 1.0%
NetEase, Inc. ADR-CN	300	28,416
RealNetworks, Inc.*	7,600	52,440
United Internet AG REG	190	7,451
XO Group, Inc.*	5,200	66,196

		154,503

Leisure Products 0.1%
Bandai Namco Holdings, Inc.	400	9,927

Machinery 1.1%
Bodycote PLC	1,096	10,970
Caterpillar, Inc.	1,156	117,230
Duerr AG	223	15,664
Hoshizaki Electric Co. Ltd.	200	9,688
IMI PLC	804	15,744
OC Oerlikon Corp. AG REG*	679	8,591

		177,887

Media 0.3%
Aimia, Inc.	600	8,651
ITV PLC	2,830	9,194
Lagardere SCA	510	12,412
Reed Elsevier PLC	841	13,840
Rightmove PLC	151	5,107

		49,204

Metals & Mining 0.7%
Aperam SA*	480	13,810
Aurubis AG	118	6,160
Dowa Holdings Co., Ltd.	3,000	25,262
Hitachi Metals Ltd.	1,000	16,883
JFE Holdings, Inc.	600	11,904
Mitsubishi Materials Corp.	3,000	9,390
Sibanye Gold Ltd.	2,000	3,768
Sumitomo Metal Mining Co., Ltd.	1,000	13,873

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Voestalpine AG	423	$16,944

		117,994

Multiline Retail 0.3%
Canadian Tire Corp., Ltd., Class A	200	21,928
Next PLC	247	25,500

		47,428

Multi-Utilities 0.1%
Atco Ltd., Class I	200	8,127

Oil, Gas & Consumable Fuels 7.0%
Apache Corp.	1,148	88,626
BP PLC	3,815	27,449
ConocoPhillips	1,420	102,453
Contango Oil & Gas Co.*	3,150	115,196
Continental Resources, Inc.*	1,752	98,760
Exxon Mobil Corp.	1,099	106,284
Marathon Petroleum Corp.	1,667	151,530
Neste Oil OYJ	961	20,774
Oasis Petroleum, Inc.*	3,820	114,447
OMV AG	193	6,067
Royal Dutch Shell PLC, Class B	908	33,546
SM Energy Co.	1,638	92,219
Spartan Energy Corp.*	3,400	9,231
Statoil ASA	340	7,781
Suncor Energy, Inc.	600	21,305
Total SA	102	6,090
Valero Energy Corp.	2,202	110,298
Woodside Petroleum Ltd.	645	22,911

		1,134,967

Paper & Forest Products 0.3%
Canfor Corp.*	500	11,641
Mondi PLC	1,220	20,618
Stora Enso OYJ, Class R	1,146	9,464

		41,723

Personal Products 0.1%
Kao Corp.	500	19,497

Pharmaceuticals 2.1%
AstraZeneca PLC	210	15,340
Mylan, Inc.*	2,692	144,157
Novartis AG REG	329	30,532
Novo Nordisk A/S, Class B	233	10,532
Otsuka Holdings Co., Ltd.	350	12,277
POZEN, Inc.*	2,500	22,675
Roche Holding AG	132	38,954
Sanofi	508	46,096
Taro Pharmaceutical Industries Ltd.*	100	16,194
Teva Pharmaceutical Industries Ltd.	190	10,725

		347,482

29

Statement of Investments (Continued)

October 31, 2014

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.1%
Adecco SA REG*	440	$29,824
Pendrell Corp.*	57,500	96,025
Verisk Analytics, Inc., Class A*	872	54,369

		180,218

Real Estate Investment Trusts (REITs) 0.9%
Apartment Investment & Management Co., Class A	3,470	124,191
Klepierre	345	14,932
Link REIT (The)	2,500	14,702

		153,825

Real Estate Management & Development 0.4%
AV Homes, Inc.*	2,950	44,221
Daito Trust Construction Co., Ltd.	200	24,920

		69,141

Road & Rail 0.1%
Central Japan Railway Co.	100	14,915

Semiconductors & Semiconductor Equipment 0.8%
Brooks Automation, Inc.	4,300	53,019
Rubicon Technology, Inc.*	8,800	38,984
Sigma Designs, Inc.*	7,600	30,324
Ulvac, Inc.*	700	8,717

		131,044

Software 1.7%
AVG Technologies NV*	1,010	18,099
Microsoft Corp.	3,050	143,198
Playtech PLC	690	7,815
Rosetta Stone, Inc.*	6,700	64,119
Telenav, Inc.*	5,200	37,544

		270,775

Specialty Retail 1.7%
Ross Stores, Inc.	1,346	108,649
TJX Cos., Inc. (The)	2,556	161,846

		270,495

Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	1,815	196,020
Imation Corp.*	13,400	39,262
Seiko Epson Corp.	700	32,483
Western Digital Corp.	1,593	156,704

		424,469

Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA	104	18,403
Pandora A/S	455	38,362

		56,765

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance 0.8%
Home Capital Group, Inc.	300	$14,379
Nationstar Mortgage Holdings, Inc.*	3,216	112,946

		127,325

Tobacco 1.6%
Altria Group, Inc.	3,075	148,645
Japan Tobacco, Inc.	300	10,236
Philip Morris International, Inc.	1,123	99,958

		258,839

Trading Companies & Distributors 0.5%
Erickson, Inc.*	6,000	84,240

Wireless Telecommunication Services 0.2%
KDDI Corp.	500	32,835

Total Common Stocks (cost $9,506,681)		9,454,569

Corporate Bonds 8.1%

	Principal Amount

Banks 4.0%
Bank of America Corp., 5.70%, 01/24/22	$115,000	132,155
Citigroup, Inc., 4.05%, 07/30/22	180,000	184,498
JPMorgan Chase & Co., 4.50%, 01/24/22	65,000	70,688
PNC Funding Corp., 3.30%, 03/08/22	85,000	86,412
Wells Fargo & Co., Series M, 3.45%, 02/13/23	175,000	174,678

		648,431

Capital Markets 0.9%
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/21	70,000	78,103
Morgan Stanley, 5.75%, 01/25/21	65,000	74,576

		152,679

Diversified Financial Services 0.5%
General Electric Capital Corp., 4.65%, 10/17/21	70,000	78,008

Information Technology Services 0.5%
International Business Machines Corp., 3.63%, 02/12/24	75,000	76,537

Insurance 1.6%
Aflac, Inc., 8.50%, 05/15/19	80,000	101,053

30

Statement of Investments (Continued)

October 31, 2014

Nationwide Diverse Managers Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
MetLife, Inc., Series D, 4.37%, 09/15/23	$150,000	$161,601

		262,654

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc., 3.45%, 05/06/24	95,000	97,519

Total Corporate Bonds (cost $1,300,245)		1,315,828

U.S. Government Mortgage Backed Agencies 10.9%
Federal Home Loan Mortgage Corp. Gold Pool Pool# G12396 6.00%, 10/01/21	156,854	171,746
Pool# G13144 5.50%, 05/01/23	216,481	235,534
Pool# G14934 6.00%, 02/01/24	79,507	83,933
Pool# G13654 5.50%, 03/01/24	108,376	117,875
Pool# G30371 5.50%, 12/01/27	184,021	204,874
Pool# G30555 5.00%, 09/01/31	243,076	268,950
Federal National Mortgage Association Pool Pool# 256455 5.50%, 10/01/21	188,575	204,145
Pool# 993717 5.00%, 07/01/23	100,262	108,832
Pool# AE0213 5.50%, 12/01/29	107,089	119,416
Pool# AE0367 5.50%, 02/01/30	230,233	256,737

Total U.S. Government Mortgage Backed Agencies (cost $1,761,834)		1,772,042

U.S. Government Sponsored & Agency Obligations 5.5%
Federal Home Loan Banks
1.63%, 03/27/17	440,000	442,673
1.63%, 04/28/17	440,000	443,106

Total U.S. Government Sponsored & Agency Obligations (cost $888,413)		885,779

U.S. Treasury Bonds 8.0%
U.S. Treasury Bonds 2.75%, 08/15/42	1,010,000	951,294
8.13%, 08/15/21	255,000	355,406

Total U.S. Treasury Bonds (cost $1,226,197)		1,306,700

U.S. Treasury Notes 7.8%

	Principal Amount	Market Value

U.S. Treasury Notes
1.38%, 06/30/18	$140,000	$140,612
1.75%, 05/15/22	545,000	531,375
4.75%, 08/15/17	535,000	591,677

Total U.S. Treasury Notes (cost $1,251,723)		1,263,664

Total Investments (cost $15,935,093) (a) — 98.5%		15,998,582

Other assets in excess of liabilities — 1.5%		246,814

NET ASSETS — 100.0%		$16,245,396

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CN	China

GR	Greece

KR	South Korea

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

31

Statement of Assets and Liabilities

October 31, 2014

Nationwide Diverse Managers Fund
Assets:
Investments, at value (cost $15,935,093)	$15,998,582
Cash	195,457
Foreign currencies, at value (cost $166)	166
Interest and dividends receivable	54,099
Receivable for investments sold	14,091
Receivable for capital shares issued	9
Reclaims receivable	804
Receivable for investment advisory fees	10,703
Prepaid offering costs	15,525
Prepaid expenses	14,915

Total Assets	16,304,351

Liabilities:
Payable for investments purchased	1,968
Accrued expenses and other payables:
Fund administration fees	7,921
Administrative servicing fees	964
Accounting and transfer agent fees	2,057
Trustee fees	109
Custodian fees	124
Compliance program costs (Note 3)	13
Professional fees	37,085
Printing fees	5,926
Other	2,788

Total Liabilities	58,955

Net Assets	$16,245,396

Represented by:
Capital	$16,090,085
Accumulated undistributed net investment income	94,245
Accumulated net realized gains from investments and foreign currency transactions	(2,220)
Net unrealized appreciation/(depreciation) from investments	63,489
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(203)

Net Assets	$16,245,396

Net Assets:
Institutional Service Class Shares	$16,245,396

Total	$16,245,396

Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	1,609,617

Total	1,609,617

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$10.09

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Diverse Managers Fund (a)
INVESTMENT INCOME:
Dividend income	$105,352
Interest income	84,265
Foreign tax withholding	(4,558)

Total Income	185,059

EXPENSES:
Offering costs	16,930
Investment advisory fees	56,511
Fund administration fees	33,796
Administrative servicing fees Institutional Service Class	1,002
Registration and filing fees	10,086
Professional fees	39,946
Printing fees	18,668
Trustee fees	337
Custodian fees	516
Accounting and transfer agent fees	6,717
Compliance program costs (Note 3)	39
Other	3,523

Total expenses before expenses reimbursed	188,071

Expenses reimbursed by adviser (Note 3)	(107,574)

Net Expenses	80,497

NET INVESTMENT INCOME	104,562

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	26,910
Net realized losses from foreign currency transactions (Note 2)	(813)

Net realized gains from investments and foreign currency transactions	26,097

Net change in unrealized appreciation/(depreciation) from investments	63,489
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(203)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	63,286

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	89,383

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$193,945

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

33

Statement of Changes in Net Assets

Nationwide Diverse Managers Fund
Period ended October 31, 2014 (a)
Operations:
Net investment income	$104,562
Net realized gains from investments and foreign currency transactions	26,097
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	63,286

Change in net assets resulting from operations	193,945

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(45,880)

Change in net assets from shareholder distributions	(45,880)

Change in net assets from capital transactions	16,097,331

Change in net assets	16,245,396

Net Assets:
Beginning of period	–

End of period	$16,245,396

Accumulated undistributed net investment income at end of period	$94,245

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$16,326,107
Dividends reinvested	45,880
Cost of shares redeemed	(274,656)

Total Institutional Service Class Shares	16,097,331

Change in net assets from capital transactions	$16,097,331

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	1,632,152
Reinvested	4,544
Redeemed	(27,079)

Total Institutional Service Class Shares	1,609,617

Total change in shares	1,609,617

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

34

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diverse Managers Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover
Institutional Service Class Shares
Period Ended October 31, 2014 (d)(e)	$10.00	0.07	0.05	0.12	(0.03)	(0.03)	$10.09	1.19%	$16,245,396	0.85%	1.10%	1.99%	31.69%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

35

Fund Commentary	Nationwide Global Equity Fund

For the annual period ended October 31, 2014, the Nationwide Global Equity Fund (Class A at NAV) returned 6.30% versus 8.67% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 127 funds as of October 31, 2014) was 7.36% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the 12-month reporting period, markets were volatile and produced modest returns as confidence in a European recovery waned. The German economy decelerated as the period progressed, worrying investors. In addition, the European Central Bank (ECB) did not provide strong direction for stimulus, which is needed to push the recovery forward. The Japanese economy wavered as well during the reporting period, because activity slowed after an increase in the consumption tax. By contrast, the U.S. economy bucked these trends and continued to show improvement in the business sector with persistent declines in unemployment figures.

The leading sectors during the reporting period were health care, utilities, consumer staples and financials. Most other sectors produced modest gains or were flat during the reporting period, except for energy, which fell sharply as oil prices were weak.

During the reporting period, stock selection detracted from Fund performance while sector allocation was slightly positive.

The Fund’s largest stock contributors during the reporting period included Fund holdings in Micron Technology, Inc., a manufacturer of computer memory; HCA Inc., a hospital management company; LyondellBasell Industries, a chemical company; Catcher Technology Co., Ltd., a manufacturer of computer housings; and Wonik IPS Co., Ltd., a semiconductor capital equipment company. During the reporting period, technology stocks benefited from good demand involving portable devices, while LyondellBasell was helped by lower input costs from falling energy prices, and HCA was lifted by activity stemming from the Affordable Care Act.

Stocks that detracted from Fund returns during the reporting period included Rocket Fuel Inc., a software company; Control4 Corp., a home automation company; ORIX Corp., a financial services company; and Obrascon Huarte Lain SA and Gran Tierra Energy Inc., energy companies. During the reporting period, Rocket Fuel and Control4 missed earnings while falling oil prices hurt energy stocks. ORIX suffered along with other financials from uncertainty involving the Japanese economy.

The Fund held derivatives during the period for currency hedging purposes, resulting in a slight negative impact on performance.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck and Nick Irish, ASIP

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies, as well as the risks of investing in foreign securities. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

36

Fund Overview	Nationwide Global Equity Fund

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Highlights

•	The Nationwide Global Equity Fund (Class A at NAV) returned 6.30% during the reporting period, underperforming the benchmark by 2.37% and the Lipper peer category median by 1.06%

•	Stock selection detracted from Fund performance during the reporting period, while sector allocation was slightly positive

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreement	1.3%
Mutual Fund	0.2%
Warrant	0.1%
Liabilities in excess of other assets	(0.4)%
100.0%

Top Industries††

Banks	10.8%
Pharmaceuticals	7.3%
Oil, Gas & Consumable Fuels	6.3%
Media	6.4%
Insurance	4.4%
Technology Hardware, Storage & Peripherals	4.5%
Food Products	3.7%
Metals & Mining	3.5%
Software	3.2%
Machinery	3.0%
Other Industries*	46.9%
100.0%

Top Holdings††

Apple, Inc.	2.6%
Microsoft Corp.	2.0%
AbbVie, Inc.	2.0%
HCA Holdings, Inc.	1.9%
Time Warner, Inc.	1.8%
Naspers Ltd., Class N	1.7%
Celgene Corp.	1.6%
Morgan Stanley	1.6%
Wells Fargo & Co.	1.6%
American International Group, Inc.	1.6%
Other Holdings*	81.6%
100.0%

Top Countries††

United States	42.1%
Japan	10.8%
United Kingdom	10.1%
Switzerland	4.4%
China	4.1%
Canada	4.1%
Spain	2.7%
France	2.3%
Hong Kong	2.3%
Netherlands	2.1%
Other Countries*	15.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

37

Fund Performance	Nationwide Global Equity Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A1	w/o SC2	6.30%	9.93%	6.02%	–
	w/SC3	0.18%	8.70%	5.42%	–
Class C1	w/o SC2	5.55%	9.16%	5.25%	–
	w/SC4	4.55%	9.16%	5.25%	–
Institutional Service Class[5]		6.60%	–	–	17.87%	[6]
Institutional Class[1,5,7]		6.68%	10.28%	6.34%	–
MSCI World IndexSM Free		8.67%	11.41%	6.93%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio^	Expense Ratio^
Class A	1.68%	1.26%
Class C	2.40%	1.98%
Institutional Service Class	1.45%	1.03%
Institutional Class	1.37%	0.95%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

38

Fund Performance (con’t.)	Nationwide Global Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Equity Fund versus the MSCI World IndexSM Free and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14.* Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

* The inception date for the Nationwide Global Equity Fund is 11/9/12. Performance prior to that date is based on Class A shares of the Fund’s predecessor fund, the UBS Global Equity Fund.

39

Shareholder Expense Example	Nationwide Global Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Equity Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,012.00	6.39	1.26
	Hypothetical	(a),(b)	1,000.00	1,018.85	6.41	1.26
Class C Shares	Actual	(a)	1,000.00	1,007.30	10.73	2.12
	Hypothetical	(a),(b)	1,000.00	1,014.52	10.76	2.12
Institutional Service Class Shares	Actual	(a)	1,000.00	1,014.10	5.13	1.01
	Hypothetical	(a),(b)	1,000.00	1,020.11	5.14	1.01
Institutional Class Shares	Actual	(a)	1,000.00	1,013.50	4.82	0.95
	Hypothetical	(a),(b)	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

40

Statement of Investments

October 31, 2014

Nationwide Global Equity Fund

Common Stocks 98.8%

	Shares	Market Value

AUSTRIA 0.5%
Real Estate Management & Development 0.5%
Immofinanz AG*	128,909	$390,261

BRAZIL 0.6%
Information Technology Services 0.6%
Cielo SA	32,460	533,031

CANADA 4.1%
Banks 1.3%
Toronto-Dominion Bank (The)	22,000	1,082,774

Oil, Gas & Consumable Fuels 2.8%
Canadian Oil Sands Ltd.	47,700	747,422
Gran Tierra Energy, Inc.*	96,500	440,096
Lightstream Resources Ltd.	75,756	200,304
ShaMaran Petroleum Corp.*	792,000	144,058
Suncor Energy, Inc.	21,400	759,884

		2,291,764

		3,374,538

CHINA 4.1%
Banks 1.4%
China Construction Bank Corp., H Shares	1,629,450	1,215,732

Chemicals 0.6%
Tianhe Chemicals Group Ltd.* (a)(b)	2,910,000	511,719

Electronic Equipment, Instruments & Components 1.0%
Hollysys Automation Technologies Ltd.*	32,300	792,319

Technology Hardware, Storage & Peripherals 1.1%
Lenovo Group Ltd.	610,000	899,143

		3,418,913

DENMARK 0.9%
Marine 0.9%
AP Moeller — Maersk A/S, Class B	322	751,412

FRANCE 2.2%
Automobiles 0.9%
Peugeot SA*	64,673	768,608

Electrical Equipment 1.3%
Schneider Electric SE	13,557	1,068,104

		1,836,712

GERMANY 1.8%
Metals & Mining 0.9%
ThyssenKrupp AG*	30,397	732,616

Pharmaceuticals 0.9%
Bayer AG REG	5,544	792,912

		1,525,528

Common Stocks (continued)

	Shares	Market Value

GREECE 0.7%
Banks 0.7%
Piraeus Bank SA*	374,007	$543,890

HONG KONG 2.3%
Insurance 1.4%
AIA Group Ltd.	214,855	1,198,982

Wireless Telecommunication Services 0.9%
China Mobile Ltd.	57,000	709,224

		1,908,206

INDONESIA 0.8%
Banks 0.8%
Bank Rakyat Indonesia Persero Tbk PT	727,800	666,953

IRELAND 0.8%
Pharmaceuticals 0.8%
Shire PLC	9,757	654,665

ISRAEL 1.2%
Software 1.2%
Check Point Software Technologies Ltd.*	13,600	1,009,800

ITALY 0.6%
Insurance 0.6%
Mediolanum SpA	74,739	503,898

JAPAN 10.8%
Airlines 1.1%
Japan Airlines Co., Ltd.	34,400	923,712

Banks 0.9%
Mitsubishi UFJ Financial Group, Inc.	124,000	722,823

Diversified Financial Services 1.2%
ORIX Corp.	73,600	1,021,586

Electronic Equipment, Instruments & Components 1.5%
Hitachi Ltd.	158,000	1,241,481

Household Durables 1.5%
Panasonic Corp.	100,800	1,212,750

Machinery 1.8%
Hino Motors Ltd.	56,100	820,916
THK Co., Ltd.	30,300	762,132

		1,583,048

Personal Products 1.1%
Shiseido Co., Ltd.	55,300	917,657

Pharmaceuticals 1.0%
Astellas Pharma, Inc.	52,100	808,618

Real Estate Management & Development 0.7%
Sumitomo Realty & Development Co., Ltd.	15,000	562,334

		8,994,009

41

Statement of Investments (Continued)

October 31, 2014

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

LUXEMBOURG 1.1%
Real Estate Management & Development 1.1%
Grand City Properties SA*	71,706	$918,802

NETHERLANDS 2.1%
Banks 0.8%
ING Groep NV, CVA*	46,644	667,959

Beverages 1.3%
Heineken NV	13,995	1,045,484

		1,713,443

NORWAY 0.9%
Diversified Telecommunication Services 0.9%
Telenor ASA	33,027	742,667

RUSSIA 0.4%
Banks 0.4%
Sberbank of Russia*	167,408	296,707

SOUTH AFRICA 1.7%
Media 1.7%
Naspers Ltd., Class N	11,159	1,391,852

SOUTH KOREA 0.9%
Semiconductors & Semiconductor Equipment 0.9%
Wonik IPS Co. Ltd.*	57,310	724,284

SPAIN 2.8%
Banks 1.2%
Bankia SA*	554,800	994,950

Construction & Engineering 0.8%
Obrascon Huarte Lain SA	21,501	628,588

Media 0.8%
Atresmedia Corp. de Medios de Comunicacion S.A.	45,200	663,286

		2,286,824

SWITZERLAND 4.5%
Food Products 1.2%
Nestle SA REG	13,554	993,971

Insurance 0.8%
Zurich Insurance Group AG*	2,321	702,401

Metals & Mining 0.9%
Glencore PLC*	152,699	783,443

Pharmaceuticals 1.6%
Novartis AG REG	13,162	1,221,471

		3,701,286

TAIWAN 0.8%
Technology Hardware, Storage & Peripherals 0.8%
Catcher Technology Co., Ltd., GDR Reg. S	15,119	635,527

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM 10.2%
Banks 1.1%
Lloyds Banking Group PLC*	760,203	$938,767

Food Products 1.0%
Associated British Foods PLC	19,585	864,321

Metals & Mining 1.7%
Anglo American PLC	33,415	705,508
Rio Tinto PLC	13,052	621,033

		1,326,541

Multiline Retail 0.4%
Poundland Group PLC*	72,224	363,941

Oil, Gas & Consumable Fuels 0.8%
BP PLC	96,893	697,136

Pharmaceuticals 1.1%
AstraZeneca PLC	13,056	953,720

Real Estate Investment Trusts (REITs) 0.9%
Big Yellow Group PLC	90,032	786,969

Textiles, Apparel & Luxury Goods 0.7%
Burberry Group PLC	23,209	570,328

Tobacco 1.4%
Imperial Tobacco Group PLC	24,125	1,048,035

Trading Companies & Distributors 1.1%
Ashtead Group PLC	53,263	892,381

		8,442,139

UNITED STATES 42.0%
Banks 2.3%
BankUnited, Inc.	20,800	621,920
Wells Fargo & Co.	24,650	1,308,669

		1,930,589

Beverages 1.5%
PepsiCo, Inc.	13,000	1,250,210

Biotechnology 2.6%
Alnylam Pharmaceuticals, Inc.*	5,000	463,700
Celgene Corp.*	12,500	1,338,625
Incyte Corp.*	5,900	395,654

		2,197,979

Capital Markets 2.7%
Ameriprise Financial, Inc.	6,900	870,573
Morgan Stanley	38,100	1,331,595

		2,202,168

Chemicals 1.0%
LyondellBasell Industries NV, Class A	8,625	790,309

Commercial Services & Supplies 1.3%
Herman Miller, Inc.	33,600	1,075,200

Containers & Packaging 1.0%
Rock-Tenn Co., Class A	16,800	859,320

42

Statement of Investments (Continued)

October 31, 2014

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components 0.4%
Control4 Corp.*	23,400	$362,934

Food Products 1.5%
Hormel Foods Corp.	23,200	1,250,712

Gas Utilities 1.0%
UGI Corp.	22,050	831,065

Health Care Providers & Services 1.9%
HCA Holdings, Inc.*	22,100	1,548,105

Hotels, Restaurants & Leisure 1.0%
Royal Caribbean Cruises Ltd.	12,500	849,625

Household Products 0.9%
Colgate-Palmolive Co.	10,700	715,616

Insurance 1.6%
American International Group, Inc.	24,200	1,296,394

Internet Software & Services 2.9%
Google, Inc., Class A*	1,660	942,664
Google, Inc., Class C*	1,960	1,095,797
Rocket Fuel, Inc.* (a)	21,100	329,582

		2,368,043

Machinery 1.2%
Ingersoll-Rand PLC	15,400	964,348

Media 3.7%
Time Warner, Inc.	19,300	1,533,770
Time, Inc.*	36,812	831,583
Viacom, Inc., Class B	10,800	784,944

		3,150,297

Multi-Utilities 0.9%
MDU Resources Group, Inc.	27,200	766,496

Oil, Gas & Consumable Fuels 2.7%
Hess Corp.	8,000	678,480
Occidental Petroleum Corp.	11,600	1,031,588
Ultra Petroleum Corp.* (a)	24,600	560,880

		2,270,948

Pharmaceuticals 2.0%
AbbVie, Inc.	26,200	1,662,652

Semiconductors & Semiconductor Equipment 2.1%
Micron Technology, Inc.*	28,900	956,301
Veeco Instruments, Inc.*	22,500	809,775

		1,766,076

Software 2.0%
Microsoft Corp.	35,900	1,685,505

Specialty Retail 1.2%
Lowe’s Cos., Inc.	17,400	995,280

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	19,900	$2,149,199

		34,939,070

Total Common Stocks (cost $71,033,985)		81,904,417

Warrant 0.1%

	Number of Warrants

FRANCE 0.1%
Automobiles 0.1%
Peugeot SA, expiring at an exercise price of $6.43 on 04/29/17*	51,676	78,357

Total Warrant (cost $ — )		78,357

Mutual Fund 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (c)(d)	159,126	159,126

Total Mutual Fund (cost $159,126)		159,126

Repurchase Agreement 1.3% (e)

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $1,106,252, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $1,128,369. (d)	$1,106,244	1,106,244

Total Repurchase Agreement (cost $1,106,244)		1,106,244

Total Investments (cost $72,299,355) (f) — 100.4%		83,248,144

Liabilities in excess of other assets — (0.4)%		(305,121)

NET ASSETS — 100.0%		$82,943,023

43

Statement of Investments (Continued)

October 31, 2014

Nationwide Global Equity Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $1,207,456.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $511,719 which represents 0.62% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2014.

(d)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $1,265,370.

(e)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company
ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration.

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

Tbk PT	State Owned Company

At October 31, 2014, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	Credit Suisse International	11/20/14	(1,260,000)	$(537,726)	$(505,884)	$31,842
British Pound	JPMorgan Chase Bank	11/20/14	(410,000)	(660,987)	(655,788)	5,199
British Pound	Credit Suisse International	11/20/14	(1,730,000)	(2,890,784)	(2,767,107)	123,677
Canadian Dollar	Credit Suisse International	11/20/14	(2,005,000)	(1,831,637)	(1,778,285)	53,352
Chinese Yuan	Credit Suisse International	11/20/14	(22,455,000)	(3,631,733)	(3,667,706)	(35,973)
Euro	Goldman Sachs International	11/20/14	(335,000)	(441,443)	(419,850)	21,593
Euro	Goldman Sachs International	11/20/14	(590,000)	(788,341)	(739,437)	48,904
Hong Kong Dollar	Credit Suisse International	11/20/14	(1,600,000)	(206,462)	(206,318)	144
Indonesian Rupiah	Credit Suisse International	11/20/14	(5,607,800,001)	(471,046)	(462,784)	8,262
Israeli New Shekel	Goldman Sachs International	11/20/14	(1,865,000)	(534,793)	(490,766)	44,027
Japanese Yen	JPMorgan Chase Bank	11/20/14	(31,100,000)	(283,390)	(276,907)	6,483
Korean Won	Credit Suisse International	11/20/14	(644,000,001)	(622,222)	(602,181)	20,041
Norwegian Krone	Goldman Sachs International	11/20/14	(2,550,000)	(412,223)	(377,845)	34,378
Russian Ruble	Credit Suisse International	11/20/14	(11,220,119)	(302,307)	(259,680)	42,627
South African Rand	Goldman Sachs International	11/20/14	(12,840,000)	(1,189,707)	(1,160,972)	28,735
Swiss Franc	Goldman Sachs International	11/20/14	(2,275,000)	(2,505,480)	(2,364,785)	140,695
Taiwan Dollar	Credit Suisse International	11/20/14	(19,200,000)	(639,467)	(631,326)	8,141

Total Short Contracts				$(17,949,748)	$(17,367,621)	$582,127

44

Statement of Investments (Continued)

October 31, 2014

Nationwide Global Equity Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Credit Suisse International	11/20/14	1,075,000	$992,537	$944,921	$(47,616)
British Pound	Goldman Sachs International	11/20/14	210,000	349,383	335,892	(13,491)
British Pound	JPMorgan Chase Bank	11/20/14	100,000	160,351	159,948	(403)
Canadian Dollar	JPMorgan Chase Bank	11/20/14	95,000	84,139	84,258	119
Canadian Dollar	JPMorgan Chase Bank	11/20/14	425,000	379,785	376,943	(2,842)
Chinese Yuan	Credit Suisse International	11/20/14	1,570,000	254,808	256,437	1,629
Chinese Yuan	JPMorgan Chase Bank	11/20/14	1,075,000	174,825	175,586	761
Euro	JPMorgan Chase Bank	11/20/14	190,000	240,755	238,124	(2,631)
Euro	JPMorgan Chase Bank	11/20/14	240,000	301,687	300,788	(899)
Euro	JPMorgan Chase Bank	11/20/14	530,000	663,054	664,240	1,186
Hong Kong Dollar	JPMorgan Chase Bank	11/20/14	940,000	121,194	121,212	18
Mexican Peso	Credit Suisse International	11/20/14	10,770,000	815,253	798,991	(16,262)
Philippine Peso	Credit Suisse International	11/20/14	33,550,001	762,570	747,191	(15,379)
Singapore Dollar	Goldman Sachs International	11/20/14	780,000	623,900	607,088	(16,812)
Swedish Krona	Goldman Sachs International	11/20/14	12,840,001	1,864,714	1,738,920	(125,794)

Total Long Contracts				$7,788,955	$7,550,539	$(238,416)

At October 31, 2014, the Fund’s open forward foreign cross currency contracts were as follows (Note 2):

Counterparty	Delivery Date		Currency Received		Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	11/20/14	1,074,776	Canadian Dollar	(595,000)	British Pound	$951,692	$953,246	$1,554

The accompanying notes are an integral part of these financial statements.

45

Statement of Assets and Liabilities

October 31, 2014

Nationwide Global Equity Fund
Assets:
Investments, at value* (cost $71,193,111)	$82,141,900
Repurchase agreement, at value (cost $1,106,244)	1,106,244

Total Investments, at value (total cost $72,299,355)	83,248,144

Cash	478,788
Foreign currencies, at value (cost $168,368)	164,565
Dividends receivable	75,360
Security lending income receivable	9,661
Receivable for investments sold	595,165
Receivable for capital shares issued	31,174
Reclaims receivable	91,073
Unrealized appreciation on forward foreign currency contracts (Note 2)	623,367
Prepaid expenses	39,111

Total Assets	85,356,408

Liabilities:
Payable for investments purchased	672,887
Payable for capital shares redeemed	53,496
Unrealized depreciation on forward foreign currency contracts (Note 2)	278,102
Payable upon return of securities loaned (Note 2)	1,265,370
Accrued expenses and other payables:
Investment advisory fees	55,247
Fund administration fees	13,502
Distribution fees	24,215
Administrative servicing fees	16,420
Accounting and transfer agent fees	8,000
Trustee fees	257
Custodian fees	554
Compliance program costs (Note 3)	25
Professional fees	7,413
Printing fees	5,918
Other	11,979

Total Liabilities	2,413,385

Net Assets	$82,943,023

Represented by:
Capital	$83,590,655
Accumulated undistributed net investment income	445,736
Accumulated net realized losses from investments, forward and foreign currency transactions	(12,376,688)
Net unrealized appreciation/(depreciation) from investments	10,948,789
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	345,265
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(10,734)

Net Assets	$82,943,023

*	Includes value of securities on loan of $1,207,456 (Note 2).

46

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Global Equity Fund
Net Assets:
Class A Shares	$48,044,576
Class C Shares	17,561,149
Institutional Service Class Shares	2,201,635
Institutional Class Shares	15,135,663

Total	$82,943,023

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,997,375
Class C Shares	1,156,705
Institutional Service Class Shares	133,465
Institutional Class Shares	916,012

Total	5,203,557

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.03
Class C Shares (b)	$15.18
Institutional Service Class Shares	$16.50
Institutional Class Shares	$16.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.01

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

47

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Global Equity Fund
INVESTMENT INCOME:
Dividend income	$1,960,349
Income from securities lending (Note 2)	9,661
Interest income	121
Foreign tax withholding	(120,319)

Total Income	1,849,812

EXPENSES:
Investment advisory fees	663,713
Fund administration fees	128,509
Distribution fees Class A	130,452
Distribution fees Class C	176,955
Administrative servicing fees Class A	66,770
Administrative servicing fees Class C	15,802
Administrative servicing fees Institutional Service Class	318
Registration and filing fees	62,239
Professional fees	53,525
Printing fees	43,141
Trustee fees	2,711
Custodian fees	3,968
Accounting and transfer agent fees	22,320
Compliance program costs (Note 3)	240
Other	8,436

Total expenses before earnings credit and expenses reimbursed	1,379,099

Earnings credit (Note 4)	(7)
Expenses reimbursed by adviser (Note 3)	(148,288)

Net Expenses	1,230,804

NET INVESTMENT INCOME	619,008

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	11,333,659
Net realized losses from forward and foreign currency transactions (Note 2)	(521)

Net realized gains from investments, forward and foreign currency transactions	11,333,138

Net change in unrealized appreciation/(depreciation) from investments	(6,891,896)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	524,435
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(15,525)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(6,382,986)

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	4,950,152

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,569,160

The accompanying notes are an integral part of these financial statements.

48

Statements of Changes in Net Assets

	Nationwide Global Equity Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
Operations:
Net investment income	$619,008	$194,798	$813,978
Net realized gains from investments, forward and foreign currency transactions	11,333,138	2,969,424	3,775,914
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(6,382,986)	8,452,857	9,713,875

Change in net assets resulting from operations	5,569,160	11,617,079	14,303,767

Distributions to Shareholders From:
Net investment income:
Class A	(1,052,222)	–	(1,581,927)
Class C	(322,658)	–	(393,807)
Institutional Service Class	(361)	–	– (b)
Institutional Class	(388,061)	–	(602,314)

Change in net assets from shareholder distributions	(1,763,302)	–	(2,578,048)

Change in net assets from capital transactions	(10,124,154)	(7,709,816)	(14,133,643)

Change in net assets	(6,318,296)	3,907,263	(2,407,924)

Net Assets:
Beginning of year	89,261,319	85,354,056	87,761,980

End of year	$82,943,023	$89,261,319	$85,354,056

Accumulated undistributed net investment income at end of year	$445,736	$1,546,890	$1,261,113

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,888,601	$440,414	$1,647,375
Dividends reinvested	995,855	–	1,377,187
Cost of shares redeemed	(10,719,977)	(4,601,651)	(11,514,649)

Total Class A Shares	(7,835,521)	(4,161,237)	(8,490,087)

Class C Shares
Proceeds from shares issued	1,318,614	50,604	54,646
Dividends reinvested	313,176	–	338,494
Cost of shares redeemed	(1,850,603)	(862,887)	(2,980,619)

Total Class C Shares	(218,813)	(812,283)	(2,587,479)

Institutional Service Class Shares
Proceeds from shares issued	2,456,740	–	14,400 (b)
Dividends reinvested	361	–	– (b)
Cost of shares redeemed	(222,076)	–	– (b)

Total Institutional Service Class Shares	2,235,025	–	14,400 (b)

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

49

Statements of Changes in Net Assets (Continued)

	Nationwide Global Equity Fund
	Year Ended October 31, 2014	Period Ended October 31, 2013 (a)	Year Ended June 30, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,987,874	$575,668	$2,594,053
Dividends reinvested	370,453	–	598,460
Cost of shares redeemed	(6,663,172)	(3,311,964)	(6,262,990)

Total Institutional Class Shares	(4,304,845)	(2,736,296)	(3,070,477)

Change in net assets from capital transactions	$(10,124,154)	$(7,709,816)	$(14,133,643)

SHARE TRANSACTIONS:
Class A Shares
Issued	119,378	30,077	122,486
Reinvested	64,877	–	116,218
Redeemed	(674,260)	(315,777)	(902,064)

Total Class A Shares	(490,005)	(285,700)	(663,360)

Class C Shares
Issued	87,017	3,567	4,604
Reinvested	21,406	–	29,771
Redeemed	(122,204)	(62,024)	(244,236)

Total Class C Shares	(13,781)	(58,457)	(209,861)

Institutional Service Class Shares
Issued	146,264	–	1,140 (b)
Reinvested	23	–	– (b)
Redeemed	(13,962)	–	– (b)

Total Institutional Service Class Shares	132,325	–	1,140 (b)

Institutional Class Shares
Issued	122,073	36,292	185,079
Reinvested	23,491	–	49,297
Redeemed	(396,986)	(235,650)	(498,699)

Total Institutional Class Shares	(251,422)	(199,358)	(264,323)

Total change in shares	(622,883)	(543,515)	(1,136,404)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2013 through October 31, 2013.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

50

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2014 (g)	$15.38	0.12	0.84	0.96	(0.31)	(0.31)	–	$16.03	6.30%		$48,044,576	1.33%	0.76%		1.50%	49.77%
Period Ended October 31, 2013 (g)(h)	$13.44	0.04	1.90	1.94	–	–	–	$15.38	14.43%		$53,641,815	1.25%	0.74%		1.67%	17.16%
Year Ended June 30, 2013 (g)	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	–	$13.44	18.34%		$50,709,673	1.32%	1.00%		1.61%	28.88%
Year Ended June 30, 2012 (g)	$12.67	0.10	(1.03)	(0.93)	(0.01)	(0.01)	–	$11.73	(7.32%	)	$52,035,625	1.50%	0.88%		1.61%	77.00%
Year Ended June 30, 2011 (g)	$10.36	0.03	2.61	2.64	(0.33)	(0.33)	–	$12.67	25.52%		$67,171,855	1.50%	0.26%		1.53%	83.00%
Year Ended June 30, 2010 (g)	$9.46	0.05	1.12	1.17	(0.27)	(0.27)	–	$10.36	12.05%		$64,979,350	1.50%	0.47%		1.55%	83.00%

Class C Shares
Year Ended October 31, 2014 (g)	$14.65	0.01	0.79	0.80	(0.27)	(0.27)	–	$15.18	5.55%		$17,561,149	2.04%	0.05%		2.20%	49.77%
Period Ended October 31, 2013 (g)(h)	$12.84	–	1.81	1.81	–	–	–	$14.65	14.10%		$17,153,292	1.95%	0.05%		2.36%	17.16%
Year Ended June 30, 2013 (g)	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	–	$12.84	17.79%		$15,773,769	1.81%	0.51%		2.11%	28.88%
Year Ended June 30, 2012 (g)	$12.15	0.01	(0.98)	(0.97)	–	–	–	$11.18	(7.98%	)	$16,081,624	2.25%	0.12%		2.40%	77.00%
Year Ended June 30, 2011 (g)	$9.94	(0.06)	2.50	2.44	(0.23)	(0.23)	–	$12.15	24.48%		$20,863,344	2.25%	(0.49%	)	2.32%	83.00%
Year Ended June 30, 2010 (g)	$9.13	(0.03)	1.07	1.04	(0.23)	(0.23)	–	$9.94	11.29%		$20,499,132	2.25%	(0.28%	)	2.34%	83.00%

Institutional Service Class Shares
Year Ended October 31, 2014 (g)	$15.79	0.08	0.95	1.03	(0.32)	(0.32)	–	$16.50	6.60%		$2,201,635	1.01%	0.47%		1.08%	49.77%
Period Ended October 31, 2013 (g)(h)	$13.79	0.05	1.95	2.00	–	–	–	$15.79	14.50%		$18,002	1.03%	0.97%		1.44%	17.16%
Period Ended June 30, 2013 (g)(i)	$12.23	0.14	1.42	1.56	–	–	–	$13.79	12.76%		$15,718	1.00%	1.71%		1.32%	28.88%

Institutional Class Shares
Year Ended October 31, 2014 (g)	$15.80	0.19	0.85	1.04	(0.32)	(0.32)	–	$16.52	6.68%		$15,135,663	0.95%	1.16%		1.12%	49.77%
Period Ended October 31, 2013 (g)(h)	$13.80	0.05	1.95	2.00	–	–	–	$15.80	14.49%		$18,448,210	0.95%	1.04%		1.38%	17.16%
Year Ended June 30, 2013 (g)	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	–	$13.80	18.74%		$18,854,896	1.07%	1.24%		1.31%	28.88%
Year Ended June 30, 2012 (g)	$13.04	0.14	(1.08)	(0.94)	(0.06)	(0.06)	–	$12.04	(7.15%	)	$19,644,731	1.25%	1.15%		1.25%	77.00%
Year Ended June 30, 2011 (g)	$10.65	0.08	2.68	2.76	(0.37)	(0.37)	–	$13.04	25.98%		$23,230,312	1.15%	0.62%		1.15%	83.00%
Year Ended June 30, 2010 (g)	$9.69	0.08	1.16	1.24	(0.28)	(0.28)	–	$10.65	12.51%		$25,227,375	1.15%	0.67%		1.15%	83.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

51

Fund Commentary	Nationwide Growth Fund

For the annual period ended October 31, 2014, the Nationwide Growth Fund (Institutional Class) returned 19.31% versus 17.11% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 704 funds as of October 31, 2014) was 15.58% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund experienced a subadviser change on March 13, 2014. For the period from November 1, 2013, through March 12, 2014, the Fund returned 11.80%, compared with the Fund’s benchmark return of 8.29%. Performance during this period was affected by positive sector selection and asset selection. The Fund’s investments in the technology, industrials and consumer discretionary sectors were leading contributors to Fund performance during the reporting period, while the Fund’s investments in the materials, health care and energy sectors detracted from Fund performance during the reporting period. Individual securities held by the Fund that provided the greatest contribution to Fund performance during the reporting period included Facebook, Inc.; Google Inc.; and Biogen Idec Inc. The greatest detractors from Fund performance during the reporting period were Fund holdings in Cobalt International Energy, Inc.; Whole Foods Market, Inc.; and Starbucks Corp.

For the period from March 13, 2014, through October 31, 2014, the Fund returned 6.73%, compared with the benchmark, which returned 8.14% for the same time period. The commentary below describes Fund performance for the period from March 13, 2014, through October 31, 2014.

The Fund performed in line with the benchmark through the middle of September 2014, but was hurt by severe weakness in the energy sector as the price of crude oil and natural gas tumbled. The energy and materials sectors were particularly hard hit again in October. Volatility had picked up during the summer months and was notably higher at the start of the fourth quarter, when the Federal Reserve completed its bond-buying program, also known as Quantitative Easing (QE).

Market characteristics and leadership shifted somewhat during the second and third calendar quarters of 2014. Defensive stocks generally outperformed in the second quarter, which hurt the Fund, given its significantly lower exposure relative to the benchmark to the consumer staples sector in particular. The second calendar quarter also showed a shift in leadership toward large-capitalization stocks, a change that worked against the Fund, given its slightly smaller average capitalization weight compared to that of the benchmark. Both sector leadership and capitalization during the latter half of the annual reporting period seemed somewhat at odds with expectations of a continually improving economy.

For the full reporting period, the sectors that contributed most positively to relative Fund returns were health care, industrials and information technology. Stock selection was the primary driver of excess sector returns, but the Fund’s overweight to health care added value. Energy, financials and consumer staples were the sectors that detracted the most from relative Fund performance during the reporting period. Again, stock selection was the primary driver, but a modest overweight in energy hurt Fund results, given the significant underperformance of the sector in September and October of 2014. The top industry group contributors were the Fund’s investments in biotechnology, capital goods and media, while investments in consumer durables, insurance and health care equipment & services were the major detractors during the reporting period.

Avoiding some of the larger benchmark names was generally helpful to Fund returns during the reporting period, particularly online retailer Amazon.com, Inc., which fell by nearly 18%. The Fund’s performance for the reporting period, however, was chiefly a result of the stocks owned by the Fund, rather than performance of benchmark holdings not owned by the Fund.

The largest contributor to relative Fund returns during the reporting period was Monster Beverage Corp., which in August 2014 announced

52

Fund Commentary (con’t.)	Nationwide Growth Fund

a deal with The Coca-Cola Co., prompting a 30% jump in Monster Beverage’s shares. In addition to purchasing a minority ownership stake of 16.7% in Monster, Coca-Cola agreed to transfer its worldwide energy drink portfolio to Monster (Monster will swap its non-energy drink portfolio), which will substantially broaden and accelerate Monster’s international expansion. Two biotechnology companies, Gilead Sciences, Inc. and Medivation, Inc., round out the Fund’s top three individual stock contributors for the reporting period. Gilead Sciences, despite heavy criticism for the price of its oral Hepatitis-C drug SOVALDI®, has continued to perform well, with the stock up almost 50% thus far in 2014. With a cure rate north of 90%, SOVALDI reached $1 billion in sales faster than any drug launch in history, and the newer version of the drug, HARVONI®, appears to be off to a similarly strong start. Medivation is a more speculative holding whose main product, XTANDI®, continues to see strong adoption and expanded use for treating certain types of prostate cancer.

High-fashion apparel and accessory company Michael Kors, a long-time Fund holding, was one of the largest detractors from Fund performance during the reporting period. Although growth of the stock remains strong, after the release of second-quarter 2014 earnings the company’s shares were hit hard in the third quarter by rising fears of margin compression as the company continued to rapidly expand and as competition heated up. Further pressuring the company’s shares was news that the company’s founders filed to liquidate all of their holdings in the company.

While the energy sector has seen broad-based weakness recently, only one Fund holding in the sector was among the top detractors from relative Fund performance for the reporting period. Patterson-UTI Energy, Inc. is a mid-sized North American onshore contract driller with significant exposure to U.S. shale-producing regions. Despite improving profitability in 2014, the recent sharp decline in crude oil and gas prices and projections of lower prices in 2015 have hurt the outlook for earnings growth, causing investors to dump the company’s shares. We are evaluating all of the Fund’s holdings in the energy sector in light of fundamental changes in the global market. The Fund purchased Juniper Networks, Inc., a manufacturer of large-scale equipment, during the summer of 2014, given the stock’s combination of good forward growth, rising estimates and attractive valuation. Unfortunately, reduced capital spending at some of the company’s larger customers prompted a reduction in forecasted earnings growth. The Fund’s position in the stock was sold in October 2014 after rebounding from a post-earnings selloff.

While the Federal Reserve has ended its direct purchases of fixed-income securities, we do not believe the era of central bank intervention is over. By keeping interest rates low and standing “at the ready” should things go awry, the Fed continues to encourage investment in risk assets. That, plus further improvement in U.S. economic activity, should keep overall corporate profit growth on track and equities in favor.

Employment gains have been steady in recent months, which is supportive of consumer spending. Moreover, both credit demand and availability have picked up for small businesses. Housing remains in a soft patch, despite low interest rates, but regulatory modifications should help facilitate activity by the spring of 2015.

A lack of consistent or sustained sector leadership in 2014 has proven challenging for our process, which is based on the market rewarding particular characteristics with some degree of persistence. We intend to be patient and disciplined, however, as we have learned over the years that rough patches are inevitable.

The Fund did not hold derivatives during the period.

Subadviser:

Boston Advisors, LLC*

Portfolio Managers:

David Hanna, Edward Mulrane, Douglas A. Riley and Michael J. Vogelzang

*	Effective March 13, 2014

High double-digit returns are unusual and cannot be sustained.

53

Fund Commentary (con’t.)	Nationwide Growth Fund

The Fund is subject to the risks of investing in equity securities, including securities of mid-sized companies. Growth funds may underperform other funds that use different investing styles. During periods of higher volatility, the Fund utilizes a strategy to hedge against stock market risks by decreasing the Fund’s overall equity exposure by investing in (i) inverse and leveraged exchange-traded funds (“ETFs”) (which are considered risky and speculative); (ii) derivatives (which create investment leverage and are highly volatile); and/or (iii) short positions in futures (which create investment leverage and can exaggerate losses). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of investment loss, it may prevent achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

54

Fund Overview	Nationwide Growth Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•	The Nationwide Growth Fund (Institutional Class) returned 19.31% during the reporting period, outperforming the benchmark by 2.20% and the Lipper peer category median by 3.73%

•	Under the new subadviser, the sectors that contributed most positively to relative Fund returns during the reporting period were health care, industrials and information technology

•	Energy, financials and consumer staples were the sectors that detracted the most from relative Fund performance during the reporting period

Asset Allocation†

Common Stocks	99.3%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries††

Biotechnology	10.0%
Software	8.1%
Technology Hardware, Storage & Peripherals	6.1%
Internet Software & Services	6.0%
Specialty Retail	4.9%
Health Care Providers & Services	4.3%
Beverages	4.0%
Energy Equipment & Services	4.0%
Aerospace & Defense	3.7%
Textiles, Apparel & Luxury Goods	3.7%
Other Industries	45.2%
100.0%

Top Holdings††

Apple, Inc.	6.1%
Microsoft Corp.	3.1%
Verizon Communications, Inc.	3.1%
Gilead Sciences, Inc.	3.0%
Amgen, Inc.	2.5%
Facebook, Inc., Class A	2.5%
Oracle Corp.	2.1%
Google, Inc., Class A	2.1%
Union Pacific Corp.	2.0%
Celgene Corp.	1.9%
Other Holdings	71.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

55

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC1	18.95%	16.40%	8.78%	–
	w/SC2	12.07%	15.03%	8.14%	–
Class C	w/o SC1	18.11%	15.57%	8.03%	–
	w/SC3	17.11%	15.57%	8.03%	–
Class R4,5		18.59%	16.03%	8.50%	–
Institutional Service Class[4]		18.99%	–	–	17.94%	[6]
Institutional	w/o SC1	19.31%	16.72%	9.12%	–
Class[7]	w/SC8	19.31%	15.64%	8.62%	–
Russell 1000® Growth Index		17.11%	17.43%	9.05%	–
CPI		1.66%	1.89%	2.21%	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

Amounts designated as “–” are zero or have been rounded to zero.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of November 30, 2011.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.23%	0.96%
Class C	1.97%	1.70%
Class R	1.67%	1.40%
Institutional Service Class	1.17%	0.90%
Institutional Class	0.92%	0.65%

^	Current effective prospectus dated June 2, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015, in addition to a management fee waiver in place through the same period. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

56

Fund Performance (con’t.)	Nationwide Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

57

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Growth Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,090.10	5.06	0.96
	Hypothetical	(a),(b)	1,000.00	1,020.37	4.89	0.96
Class C Shares	Actual	(a)	1,000.00	1,086.70	9.31	1.77
	Hypothetical	(a),(b)	1,000.00	1,016.28	9.00	1.77
Class R Shares(c)	Actual	(a)	1,000.00	1,088.30	7.74	1.47
	Hypothetical	(a),(b)	1,000.00	1,017.80	7.48	1.47
Institutional Service Class Shares	Actual	(a)	1,000.00	1,091.00	4.53	0.86
	Hypothetical	(a),(b)	1,000.00	1,020.87	4.38	0.86
Institutional Class Shares	Actual	(a)	1,000.00	1,092.00	3.43	0.65
	Hypothetical	(a),(b)	1,000.00	1,021.93	3.31	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

58

Statement of Investments

October 31, 2014

Nationwide Growth Fund

Common Stocks 99.3%

	Shares	Market Value

Aerospace & Defense 3.7%
General Dynamics Corp.	18,050	$2,522,668
Lockheed Martin Corp.	15,150	2,887,136
Northrop Grumman Corp.	16,275	2,245,299

		7,655,103

Air Freight & Logistics 1.2%
FedEx Corp.	15,050	2,519,370

Airlines 1.0%
United Continental Holdings, Inc.*	40,750	2,152,008

Auto Components 1.2%
Tenneco, Inc.*	24,225	1,268,421
Visteon Corp.*	12,850	1,206,615

		2,475,036

Beverages 4.0%
Brown-Forman Corp., Class B	16,700	1,547,589
Coca-Cola Enterprises, Inc.	48,375	2,097,056
Dr Pepper Snapple Group, Inc.	33,900	2,347,575
Monster Beverage Corp.*	23,750	2,395,900

		8,388,120

Biotechnology 10.0%
Amgen, Inc.	32,025	5,193,814
Biogen Idec, Inc.*	10,500	3,371,340
Celgene Corp.*	36,450	3,903,430
Gilead Sciences, Inc.*	55,250	6,188,000
Medivation, Inc.*	20,625	2,180,063

		20,836,647

Capital Markets 1.6%
Ameriprise Financial, Inc.	14,150	1,785,305
Lazard Ltd., Class A	31,975	1,573,490

		3,358,795

Chemicals 1.8%
CF Industries Holdings, Inc.	4,100	1,066,000
Huntsman Corp.	36,950	901,580
LyondellBasell Industries NV, Class A	18,875	1,729,516

		3,697,096

Construction Materials 0.7%
Eagle Materials, Inc.	17,425	1,523,468

Diversified Telecommunication Services 3.0%
Verizon Communications, Inc.	126,200	6,341,550

Energy Equipment & Services 3.9%
Baker Hughes, Inc.	27,600	1,461,696
Helmerich & Payne, Inc.	18,250	1,584,465
Patterson-UTI Energy, Inc.	66,150	1,523,434

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Schlumberger Ltd.	37,250	$3,675,085

		8,244,680

Food & Staples Retailing 2.8%
CVS Health Corp.	26,400	2,265,384
Kroger Co. (The)	46,750	2,604,443
Whole Foods Market, Inc.	26,700	1,050,111

		5,919,938

Food Products 0.9%
Hormel Foods Corp.	33,000	1,779,030

Health Care Providers & Services 4.2%
Cardinal Health, Inc.	24,075	1,889,406
DaVita HealthCare Partners, Inc.*	27,300	2,131,311
HealthSouth Corp.	47,900	1,931,807
McKesson Corp.	14,400	2,929,104

		8,881,628

Hotels, Restaurants & Leisure 2.8%
Brinker International, Inc.	39,300	2,108,052
Wyndham Worldwide Corp.	25,775	2,001,944
Wynn Resorts Ltd.	9,325	1,771,843

		5,881,839

Household Products 2.2%
Colgate-Palmolive Co.	30,775	2,058,232
Spectrum Brands Holdings, Inc.	27,300	2,473,107

		4,531,339

Information Technology Services 2.3%
Broadridge Financial Solutions, Inc.	36,725	1,613,329
International Business Machines Corp.	8,375	1,376,850
Vantiv, Inc., Class A*	60,775	1,879,163

		4,869,342

Internet & Catalog Retail 3.1%
Liberty Interactive Corp., Series A*	53,875	1,408,293
Liberty Ventures, Series A*	7,659	268,845
Netflix, Inc.*	4,275	1,679,092
Priceline Group, Inc. (The)*	2,600	3,136,146

		6,492,376

Internet Software & Services 6.0%
Akamai Technologies, Inc.*	30,750	1,854,225
Facebook, Inc., Class A*	68,500	5,136,815
Google, Inc., Class A*	7,500	4,259,025
Google, Inc., Class C*	2,200	1,229,976

		12,480,041

Leisure Products 0.7%
Polaris Industries, Inc.	9,650	1,455,799

59

Statement of Investments (Continued)

October 31, 2014

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services 1.5%
ICON PLC*	31,775	$1,671,683
PAREXEL International Corp.*	26,600	1,444,646

		3,116,329

Machinery 1.1%
Harsco Corp.	49,225	1,067,198
Joy Global, Inc.	23,350	1,228,911

		2,296,109

Media 2.9%
DIRECTV*	24,600	2,135,034
Walt Disney Co. (The)	41,825	3,821,969

		5,957,003

Multiline Retail 1.5%
Macy’s, Inc.	31,925	1,845,904
Nordstrom, Inc.	17,300	1,256,153

		3,102,057

Oil, Gas & Consumable Fuels 2.3%
EOG Resources, Inc.	24,275	2,307,339
SM Energy Co.	19,600	1,103,480
Tesoro Corp.	20,650	1,474,616

		4,885,435

Pharmaceuticals 2.6%
Actavis PLC*	14,150	3,434,771
Mallinckrodt PLC*	20,750	1,912,735

		5,347,506

Real Estate Investment Trusts (REITs) 0.3%
Crown Castle International Corp.	8,550	667,926

Real Estate Management & Development 1.0%
CBRE Group, Inc., Class A*	64,875	2,076,000

Road & Rail 2.0%
Union Pacific Corp.	35,925	4,183,466

Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	93,275	2,060,445
Broadcom Corp., Class A	38,700	1,620,756
NXP Semiconductor NV*	15,400	1,057,364
Texas Instruments, Inc.	43,875	2,178,832

		6,917,397

Software 8.0%
Citrix Systems, Inc.*	26,725	1,716,547
Electronic Arts, Inc.*	50,350	2,062,839
Manhattan Associates, Inc.*	53,600	2,149,896

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Microsoft Corp.	137,850	$6,472,058
Oracle Corp.	110,400	4,311,120

		16,712,460

Specialty Retail 4.9%
Foot Locker, Inc.	27,850	1,559,878
GNC Holdings, Inc., Class A	39,000	1,621,230
Lowe’s Cos., Inc.	56,275	3,218,930
O’Reilly Automotive, Inc.*	13,800	2,427,144
Williams-Sonoma, Inc.	21,755	1,414,728

		10,241,910

Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	117,225	12,660,300

Textiles, Apparel & Luxury Goods 3.6%
Deckers Outdoor Corp.*	8,900	778,394
Hanesbrands, Inc.	24,975	2,637,610
Michael Kors Holdings Ltd.*	25,850	2,031,551
VF Corp.	31,950	2,162,376

		7,609,931

Wireless Telecommunication Services 1.1%
SBA Communications Corp., Class A*	20,625	2,316,806

Total Investments (cost $183,670,596) (a) — 99.3%		207,573,840

Other assets in excess of liabilities — 0.7%		1,541,429

NET ASSETS — 100.0%		$209,115,269

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

60

Statement of Assets and Liabilities

October 31, 2014

Nationwide Growth Fund
Assets:
Investments, at value (cost $183,670,596)	$207,573,840
Cash	5,337,233
Dividends receivable	174,176
Receivable for investments sold	839,104
Receivable for capital shares issued	229,422
Prepaid expenses	15,118

Total Assets	214,168,893

Liabilities:
Payable for investments purchased	4,589,778
Payable for capital shares redeemed	306,532
Accrued expenses and other payables:
Investment advisory fees	57,839
Fund administration fees	24,435
Distribution fees	9,637
Administrative servicing fees	3,936
Accounting and transfer agent fees	16,996
Trustee fees	626
Custodian fees	542
Compliance program costs (Note 3)	58
Professional fees	11,908
Printing fees	28,006
Other	3,331

Total Liabilities	5,053,624

Net Assets	$209,115,269

Represented by:
Capital	$145,760,821
Accumulated undistributed net investment income	599,503
Accumulated net realized gains from investments	38,851,701
Net unrealized appreciation/(depreciation) from investments	23,903,244

Net Assets	$209,115,269

Net Assets:
Class A Shares	$28,072,969
Class C Shares	4,605,215
Class R Shares	466,380
Institutional Service Class Shares	15,921,009
Institutional Class Shares	160,049,696

Total	$209,115,269

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,209,729
Class C Shares	422,251
Class R Shares	37,114
Institutional Service Class Shares	1,206,764
Institutional Class Shares	12,151,237

Total	16,027,095

61

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.70
Class C Shares (b)	$10.91
Class R Shares	$12.57
Institutional Service Class Shares	$13.19
Institutional Class Shares	$13.17
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

62

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$2,185,807
Income from securities lending (Note 2)	2,013
Interest income	1,940

Total Income	2,189,760

EXPENSES:
Investment advisory fees	1,155,663
Fund administration fees	276,005
Distribution fees Class A	67,928
Distribution fees Class B (a)	3,515
Distribution fees Class C	41,006
Distribution fees Class R (b)	2,121
Administrative servicing fees Class A	16,368
Administrative servicing fees Class C	2,832
Administrative servicing fees Class R (b)	866
Administrative servicing fees Institutional Service Class	12,646
Registration and filing fees	72,842
Professional fees	71,308
Printing fees	63,791
Trustee fees	6,404
Custodian fees	7,024
Accounting and transfer agent fees	76,893
Compliance program costs (Note 3)	532
Other	6,719

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,884,463

Earnings credit (Note 4)	(132)
Investment advisory fees waived (Note 3)	(75,774)
Expenses reimbursed by adviser (Note 3)	(484,482)

Net Expenses	1,324,075

NET INVESTMENT INCOME	865,685

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	39,049,186
Net change in unrealized appreciation/(depreciation) from investments	(6,689,010)

Net realized/unrealized gains from investments	32,360,176

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,225,861

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

63

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$865,685	$1,111,350
Net realized gains from investments	39,049,186	22,763,486
Net change in unrealized appreciation/(depreciation) from investments	(6,689,010)	19,256,713

Change in net assets resulting from operations	33,225,861	43,131,549

Distributions to Shareholders From:
Net investment income:
Class A	(24,814)	(86,240)
Class B (a)	–	–
Class C	–	–
Class R (b)	(331)	(209)
Institutional Service Class	(2,338)	(126,941)
Institutional Class	(256,324)	(1,171,302)
Net realized gains:
Class A	(2,153,432)	–
Class B (a)	(113,850)	–
Class C	(405,993)	–
Class R (b)	(37,076)	–
Institutional Service Class	(181,177)	–
Institutional Class	(12,873,160)	–

Change in net assets from shareholder distributions	(16,048,495)	(1,384,692)

Change in net assets from capital transactions	17,674,951	(58,373,657)

Change in net assets	34,852,317	(16,626,800)

Net Assets:
Beginning of year	174,262,952	190,889,752

End of year	$209,115,269	$174,262,952

Accumulated undistributed net investment income at end of year	$599,503	$77,841

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,251,133	$6,902,535
Proceeds from shares issued from class conversion	1,153,894	–
Dividends reinvested	1,994,217	74,541
Cost of shares redeemed	(13,180,082)	(7,514,486)

Total Class A Shares	2,219,162	(537,410)

Class B Shares (a)
Proceeds from shares issued	16,099	98,697
Dividends reinvested	110,268	–
Cost of shares redeemed in class conversion	(1,153,894)	–
Cost of shares redeemed	(60,934)	(646,449)

Total Class B Shares	(1,088,461)	(547,752)

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

64

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,265,058	$1,115,899
Dividends reinvested	298,076	–
Cost of shares redeemed	(1,117,673)	(902,467)

Total Class C Shares	445,461	213,432

Class R Shares (b)
Proceeds from shares issued	372,044	9,054
Dividends reinvested	162	2
Cost of shares redeemed	(30,592)	(125,196)

Total Class R Shares	341,614	(116,140)

Institutional Service Class Shares
Proceeds from shares issued	15,069,863	7,909,594
Dividends reinvested	183,515	126,703
Cost of shares redeemed	(2,169,755)	(54,834,951)

Total Institutional Service Class Shares	13,083,623	(46,798,654)

Institutional Class Shares
Proceeds from shares issued	6,201,243	8,761,703
Dividends reinvested	12,735,702	1,130,041
Cost of shares redeemed	(16,263,393)	(20,478,877)

Total Institutional Class Shares	2,673,552	(10,587,133)

Change in net assets from capital transactions	$17,674,951	$(58,373,657)

SHARE TRANSACTIONS:
Class A Shares
Issued	998,740	684,774
Issued in class conversion	98,157	–
Reinvested	179,336	7,457
Redeemed	(1,088,329)	(730,235)

Total Class A Shares	187,904	(38,004)

Class B Shares (a)
Issued	1,614	11,217
Reinvested	11,474	–
Redeemed in class conversion	(113,754)	–
Redeemed	(6,113)	(71,769)

Total Class B Shares	(106,779)	(60,552)

Class C Shares
Issued	122,971	127,344
Reinvested	31,017	–
Redeemed	(110,221)	(97,597)

Total Class C Shares	43,767	29,747

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

65

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R Shares (b)
Issued	32,108	941
Reinvested	15	–
Redeemed	(2,601)	(12,262)

Total Class R Shares	29,522	(11,321)

Institutional Service Class Shares
Issued	1,190,689	768,801
Reinvested	15,903	12,720
Redeemed	(173,281)	(4,885,489)

Total Institutional Service Class Shares	1,033,311	(4,103,968)

Institutional Class Shares
Issued	502,911	840,084
Reinvested	1,107,452	107,987
Redeemed	(1,304,457)	(1,957,939)

Total Institutional Class Shares	305,906	(1,009,868)

Total change in shares	1,493,631	(5,193,966)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 21, 2014, Class B Shares were converted into Class A Shares.
(b)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

66

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2014 (f)	$11.74	0.03	2.02	2.05	(0.01)	(1.08)	(1.09)	–	$12.70	18.85%	(g)	$28,072,969	0.92%	0.22%		1.21%	159.77%
Year Ended October 31, 2013 (f)	$9.43	0.04	2.31	2.35	(0.04)	–	(0.04)	–	$11.74	24.89%		$23,726,994	0.84%	0.35%		1.21%	114.74%
Year Ended October 31, 2012 (f)	$8.76	–	0.67	0.67	–	–	–	–	$9.43	7.65%		$19,431,586	0.92%	(0.01%	)	1.28%	147.27%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%

Class C Shares
Year Ended October 31, 2014 (f)	$10.28	(0.06)	1.77	1.71	–	(1.08)	(1.08)	–	$10.91	18.11%		$4,605,215	1.68%	(0.54%	)	1.97%	159.77%
Year Ended October 31, 2013 (f)	$8.29	(0.03)	2.02	1.99	–	–	–	–	$10.28	24.00%		$3,891,666	1.55%	(0.37%	)	1.91%	114.74%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	–	$8.29	6.97%		$2,890,888	1.61%	(0.70%	)	1.97%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%

Class R Shares (h)(i)
Year Ended October 31, 2014 (f)	$11.65	(0.02)	2.03	2.01	(0.01)	(1.08)	(1.09)	–	$12.57	18.59%		$466,380	1.31%	(0.19%	)	1.60%	159.77%
Year Ended October 31, 2013 (f)	$9.36	0.02	2.28	2.30	(0.01)	–	(0.01)	–	$11.65	24.61%		$88,479	1.05%	0.24%		1.42%	114.74%
Year Ended October 31, 2012 (f)	$8.71	(0.02)	0.67	0.65	–	–	–	–	$9.36	7.46%		$177,069	1.14%	(0.23%	)	1.50%	147.27%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%

Institutional Service Class Shares
Year Ended October 31, 2014 (f)	$12.14	0.03	2.11	2.14	(0.01)	(1.08)	(1.09)	–	$13.19	18.99%		$15,921,009	0.85%	0.27%		1.11%	159.77%
Year Ended October 31, 2013 (f)	$9.75	0.05	2.37	2.42	(0.03)	–	(0.03)	–	$12.14	24.92%		$2,105,662	0.80%	0.48%		1.16%	114.74%
Period Ended October 31, 2012 (f)(j)	$8.95	0.02	0.78	0.80	–	–	–	–	$9.75	8.94%		$41,688,164	0.80%	0.21%		1.16%	147.27%

Institutional Class Shares (k)
Year Ended October 31, 2014 (f)	$12.10	0.07	2.10	2.17	(0.02)	(1.08)	(1.10)	–	$13.17	19.31%		$160,049,696	0.61%	0.53%		0.90%	159.77%
Year Ended October 31, 2013 (f)	$9.75	0.07	2.38	2.45	(0.10)	–	(0.10)	–	$12.10	25.23%		$143,352,461	0.55%	0.65%		0.92%	114.74%
Year Ended October 31, 2012 (f)	$9.03	0.03	0.69	0.72	–	–	–	–	$9.75	7.97%		$125,314,953	0.65%	0.27%		1.00%	147.27%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	–	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	–	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(j)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of November 30, 2011 through October 31, 2012.
(k)	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

The accompanying notes are an integral part of these financial statements.

67

Fund Commentary	Nationwide Herndon Mid Cap Value Fund

For the period from the Fund’s inception on June 30, 2014, through October 31, 2014, the Nationwide Herndon Mid Cap Value Fund (Institutional Service Class) registered -1.20% versus 0.69% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Value Funds (consisting of 180 funds as of October 31, 2014) was -1.27 % for the four months ended October 31, 2014. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has an inception date of June 30, 2014, giving it a four-month track record. This abbreviated reporting period provides limited insights.

Both sector allocation and stock selection within the Fund were negative for the reporting period; however, sector allocation was the main driver of relative Fund underperformance.

The three sectors with the highest contribution to Fund returns for the reporting period were consumer discretionary, industrials and technology. In the consumer discretionary sector, six out of 10 sector holdings outperformed, with Ross Stores, Inc.; Family Dollar Stores, Inc.; and Bally Technologies, Inc. leading the way. Portfolio sector holdings in the industrials sector produced mixed results; however, strong performance from Rockwell Collins, Inc. and Landstar System, Inc. benefited the portfolio. Industrials was the second-worst-performing sector in the benchmark during the reporting period. Four out of seven portfolio holdings outperformed in the technology sector for the period. Strong contributions to the Fund from Symantec Corp. and Western Digital Corp. benefited relative Fund performance for the reporting period.

The sectors in which the Fund invested that produced the lowest level of contribution to Fund performance during the reporting period were consumer staples, financials and utilities. In consumer staples, the portfolio’s two holdings, Nu Skin Enterprises, Inc. and Herbalife Ltd., recorded negative returns for the reporting period. In financials, Waddell & Reed Financial, Inc. and Ocwen Financial Corp. bore the brunt of relative underperformance in the sector. Performance was more concentrated in the utilities sector; the portfolio’s lone holding in utilities, The AES Corp., underperformed the sector as well as the overall Russell 1000 Value benchmark.

The Fund holdings constituting the three top positive individual stock contributors to Fund performance during the reporting period were CBOE [Chicago Board Options Exchange] Holdings, Inc., with 20%; Ross Stores, Inc., with 20%; and Family Dollar Stores, Inc., with 19%. The three stocks held by the Fund that resulted in the greatest negative contribution to the Fund for the reporting period were Whiting Petroleum Corp., which registered -24%; Nu Skin Enterprises, with -28%; and Waddell & Reed Financial, with -23%.

As the U.S. economy continues to strengthen and serves as a catalyst for export-oriented non-U.S. countries, so does the belief that the global economy will strengthen. Demand may rise, benefiting commodity-focused sectors such as energy and materials. The quest for innovation has the potential to make the strategy’s technology holdings attractive. A rise in consumer spending on a domestic and global basis may yield positive results for the strategy’s consumer staples and consumer discretionary stocks. The non-U.S. exposure that is currently a headwind may become a tailwind. The strategy remains overweight energy, technology, consumer staples, materials and consumer discretionary, while underweight financials, utilities and telecommunications.

Subadviser:

Herndon Capital Management, LLC

Portfolio Manager:

Randell A. Cain Jr., CFA

The Fund is subject to the risks of investing in equity securities, including securities of mid-sized companies. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

68

Fund Overview	Nationwide Herndon Mid Cap Value Fund

Objective

The Fund seeks long-term capital growth.

Highlights

•

For the reporting period, the Nationwide Herndon Mid Cap Value Fund (Institutional Service Class) registered -1.20%, underperforming the benchmark by 1.89% but outperforming the Lipper peer category median by 0.07%

•	The three sectors with the highest contribution to Fund returns for the reporting period were consumer discretionary, industrials and technology

•	The three sectors with the lowest level of contribution to Fund returns for the reporting period were consumer staples, financials and utilities

Asset Allocation†

Common Stocks	96.7%
Other assets in excess of liabilities	3.3%
100.0%

Top Industries††

Chemicals	10.5%
Diversified Financial Services	8.3%
Real Estate Investment Trusts (REITs)	6.5%
Capital Markets	6.4%
Technology Hardware, Storage & Peripherals	5.8%
Machinery	5.2%
Health Care Providers & Services	5.1%
Personal Products	5.0%
Specialty Retail	4.9%
Information Technology Services	3.8%
Other Industries	38.5%
100.0%

Top Holdings††

AES Corp. (The)	3.6%
CBOE Holdings, Inc.	3.3%
Cigna Corp.	3.1%
Western Digital Corp.	3.1%
Graco, Inc.	3.0%
CF Industries Holdings, Inc.	2.9%
Polaris Industries, Inc.	2.8%
McGraw Hill Financial, Inc.	2.7%
Ross Stores, Inc.	2.7%
Family Dollar Stores, Inc.	2.7%
Other Holdings	70.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

69

Fund Performance	Nationwide Herndon Mid Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Inception*
Class A1	w/o SC2	(1.20)%
	w/SC3	(6.88)%
Class C1	w/o SC2	(1.50)%
	w/SC4	(2.50)%
Institutional Service Class[1,5]		(1.20)%
Institutional Class[1,5]		(1.10)%
Russell 1000® Value Index		2.06%
Russell Mid Cap Value Index		1.00%
CPI		(0.38)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Since inception date of June 30,2014.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.94%	1.45%
Class C	2.69%	2.20%
Institutional Service Class	1.69%	1.20%
Institutional Class	1.44%	0.95%

^	Current effective prospectus dated June 18, 2014. The difference between gross nad net operating expenses reflects contractual waivers in place through November 30,2015. Please see the Fund’s prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

70

Fund Performance (con’t.)	Nationwide Herndon Mid Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Herndon Mid Cap Value Fund from inception through 10/31/14 versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) from 7/1/14 through 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

71

Shareholder Expense Example	Nationwide Herndon Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2014) (commencement of operations) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid July 1, 2014 (commencement of operations) through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2014 (commencement of operations) through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Herndon Mid Cap Value Fund October 31, 2014			Beginning Account Value ($) 07/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 07/01/14 - 10/31/14	Expense Ratio During Period (%) 07/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	988.00	4.52	1.35
	Hypothetical	(b),(c)	1,000.00	1,018.40	6.87	1.35
Class C Shares	Actual	(a)	1,000.00	985.00	7.02	2.10
	Hypothetical	(b),(c)	1,000.00	1,014.62	10.66	2.10
Institutional Service Class Shares	Actual	(a)	1,000.00	988.00	3.68	1.10
	Hypothetical	(b),(c)	1,000.00	1,019.66	5.60	1.10
Institutional Class Shares	Actual	(a)	1,000.00	989.00	3.18	0.95
	Hypothetical	(b),(c)	1,000.00	1,020.42	4.84	0.95

(a)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through October 31, 2014 to reflect the period from commencement of operations.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

72

Statement of Investments

October 31, 2014

Nationwide Herndon Mid Cap Value Fund

Common Stocks 96.7%

	Shares	Market Value

Aerospace & Defense 2.0%
Rockwell Collins, Inc.	1,206	$101,485

Airlines 2.4%
Copa Holdings SA, Class A	1,019	119,141

Capital Markets 6.2%
Eaton Vance Corp.	2,377	87,545
Federated Investors, Inc., Class B	4,121	128,863
Waddell & Reed Financial, Inc., Class A	1,870	89,274

		305,682

Chemicals 10.1%
Celanese Corp.	1,547	90,856
CF Industries Holdings, Inc.	531	138,060
Eastman Chemical Co.	573	46,287
Huntsman Corp.	4,453	108,653
NewMarket Corp.	307	119,119

		502,975

Communications Equipment 2.0%
Harris Corp.	1,442	100,363

Containers & Packaging 1.1%
Packaging Corp. of America	723	52,114

Diversified Financial Services 8.0%
CBOE Holdings, Inc.	2,679	157,900
McGraw Hill Financial, Inc.	1,460	132,101
Moody’s Corp.	1,070	106,176

		396,177

Electronic Equipment, Instruments & Components 1.1%
Jabil Circuit, Inc.	2,703	56,628

Energy Equipment & Services 3.5%
Atwood Oceanics, Inc.*	2,915	118,495
RPC, Inc.	3,288	53,923

		172,418

Health Care Providers & Services 5.0%
AmerisourceBergen Corp.	1,122	95,830
Cigna Corp.	1,514	150,749

		246,579

Independent Power and Renewable Electricity Producers 3.5%
AES Corp. (The)	12,170	171,232

Information Technology Services 3.7%
DST Systems, Inc.	1,291	124,388
Western Union Co. (The)	3,391	57,511

		181,899

Common Stocks (continued)

	Shares	Market Value

Insurance 1.0%
RenaissanceRe Holdings Ltd.	464	$47,945

Leisure Products 2.7%
Polaris Industries, Inc.	887	133,813

Machinery 5.0%
Graco, Inc.	1,840	144,440
Toro Co. (The)	1,701	105,003

		249,443

Multiline Retail 2.6%
Family Dollar Stores, Inc.	1,671	130,823

Oil, Gas & Consumable Fuels 3.5%
HollyFrontier Corp.	1,513	68,660
Whiting Petroleum Corp.*	1,689	103,434

		172,094

Personal Products 4.8%
Herbalife Ltd.	2,245	117,773
Nu Skin Enterprises, Inc., Class A	2,276	120,241

		238,014

Pharmaceuticals 2.4%
Mylan, Inc.*	2,226	119,202

Real Estate Investment Trusts (REITs) 6.3%
American Capital Agency Corp.	4,984	113,336
Apartment Investment & Management Co., Class A	3,161	113,132
CBL & Associates Properties, Inc.	4,411	84,383

		310,851

Real Estate Management & Development 2.1%
CBRE Group, Inc., Class A*	3,288	105,216

Road & Rail 2.0%
Landstar System, Inc.	1,363	100,876

Software 2.5%
Symantec Corp.	4,948	122,809

Specialty Retail 4.7%
Bed Bath & Beyond, Inc.*	828	55,757
Gap, Inc. (The)	1,238	46,908
Ross Stores, Inc.	1,623	131,009

		233,674

Technology Hardware, Storage & Peripherals 5.6%
Lexmark International, Inc., Class A	2,968	128,099
Western Digital Corp.	1,526	150,112

		278,211

73

Statement of Investments (Continued)

October 31, 2014

Nationwide Herndon Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.	1,465	$50,367

Thrifts & Mortgage Finance 1.9%
Nationstar Mortgage Holdings, Inc.*	2,630	92,366

Total Investments (cost $4,838,087) (a) — 96.7%		4,792,397

Other assets in excess of liabilities — 3.3%		165,659

NET ASSETS — 100.0%		$4,958,056

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

74

Statement of Assets and Liabilities

October 31, 2014

Nationwide Herndon Mid Cap Value Fund
Assets:
Investments, at value (cost $4,838,087)	$4,792,397
Cash	97,979
Dividends receivable	3,828
Receivable for investment advisory fees	23,041
Prepaid offering costs	34,238
Prepaid expenses	50,763

Total Assets	5,002,246

Liabilities:
Accrued expenses and other payables:
Fund administration fees	6,280
Distribution fees	103
Administrative servicing fees	2,422
Accounting and transfer agent fees	292
Trustee fees	388
Custodian fees	438
Compliance program costs (Note 3)	52
Professional fees	25,484
Printing fees	5,172
Other	3,559

Total Liabilities	44,190

Net Assets	$4,958,056

Represented by:
Capital	$5,012,912
Accumulated undistributed net investment income	10,883
Accumulated net realized losses from investments	(20,049)
Net unrealized appreciation/(depreciation) from investments	(45,690)

Net Assets	$4,958,056

Net Assets:
Class A Shares	$114,859
Class C Shares	98,514
Institutional Service Class Shares	4,645,786
Institutional Class Shares	98,897

Total	$4,958,056

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,630
Class C Shares	10,000
Institutional Service Class Shares	470,000
Institutional Class Shares	10,000

Total	501,630

75

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Herndon Mid Cap Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.88
Class C Shares (b)	$9.85
Institutional Service Class Shares	$9.88
Institutional Class Shares	$9.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

76

Statement of Operations

For the Period Ended October 31, 2014

Nationwide Herndon Mid Cap Value Fund (a)
INVESTMENT INCOME:
Dividend income	$25,898
Interest income	82

Total Income	25,980

EXPENSES:
Offering costs	16,720
Investment advisory fees	12,355
Fund administration fees	7,524
Distribution fees Class A	89
Distribution fees Class C	328
Administrative servicing fees Class A	54
Administrative servicing fees Class C	49
Administrative servicing fees Institutional Service Class	2,319
Registration and filing fees	10,177
Professional fees	25,514
Printing fees	13,210
Trustee fees	422
Custodian fees	474
Accounting and transfer agent fees	6,302
Compliance program costs (Note 3)	55
Other	4,790

Total expenses before earnings credit and expenses reimbursed	100,382

Earnings credit (Note 4)	(28)
Expenses reimbursed by adviser (Note 3)	(81,869)

Net Expenses	18,485

NET INVESTMENT INCOME	7,495

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(20,049)
Net change in unrealized appreciation/(depreciation) from investments	(45,690)

Net realized/unrealized losses from investments	(65,739)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(58,244)

(a)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

77

Statement of Changes in Net Assets

Nationwide Herndon Mid Cap Value Fund
Period ended October 31, 2014 (a)
Operations:
Net investment income	$7,495
Net realized losses from investments	(20,049)
Net change in unrealized appreciation/(depreciation) from investments	(45,690)

Change in net assets resulting from operations	(58,244)

Change in net assets from capital transactions	5,016,300

Change in net assets	4,958,056

Net Assets:
Beginning of period	–

End of period	$4,958,056

Accumulated undistributed net investment income at end of period	$10,883

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$116,300
Dividends reinvested	–
Cost of shares redeemed	–

Total Class A Shares	116,300

Class C Shares
Proceeds from shares issued	100,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class C Shares	100,000

Institutional Service Class Shares
Proceeds from shares issued	4,700,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Service Class Shares	4,700,000

Institutional Class Shares
Proceeds from shares issued	100,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Class Shares	100,000

Change in net assets from capital transactions	$5,016,300

78

Statement of Changes in Net Assets (Continued)

Nationwide Herndon Mid Cap Value Fund
Period ended October 31, 2014 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	11,630
Reinvested	–
Redeemed	–

Total Class A Shares	11,630

Class C Shares
Issued	10,000
Reinvested	–
Redeemed	–

Total Class C Shares	10,000

Institutional Service Class Shares
Issued	470,000
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	470,000

Institutional Class Shares
Issued	10,000
Reinvested	–
Redeemed	–

Total Institutional Class Shares	10,000

Total change in shares	501,630

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

79

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Herndon Mid Cap Value Fund

		Operations						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Losses from Investments	Total from Operations	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.01	(0.13)	(0.12)	$9.88	(1.20%	)	$114,859	1.35%	0.26%		6.39%	12.97%

Class C Shares
Period Ended October 31, 2014 (f)(g)	$10.00	(0.02)	(0.13)	(0.15)	$9.85	(1.50%	)	$98,514	2.10%	(0.53%	)	7.07%	12.97%

Institutional Service Class Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.02	(0.14)	(0.12)	$9.88	(1.20%	)	$4,645,786	1.10%	0.47%		6.07%	12.97%

Institutional Class Shares
Period Ended October 31, 2014 (f)(g)	$10.00	0.02	(0.13)	(0.11)	$9.89	(1.10%	)	$98,897	0.95%	0.62%		5.92%	12.97%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of June 30, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

80

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2014, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 5.47% versus 8.26% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 521 funds as of October 31, 2014) was 5.84% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s returns for the reporting period came from many strong performers spread broadly across several sectors in which the Fund was invested. Among the top performers were Fund holdings in Manhattan Associates, Inc., an information/knowledge management company; industrial products and systems name Measurement Specialties, Inc. On the downside, among the Fund holdings that were the worst detractors from Fund returns for the reporting period were Geospace Technologies Corp. and CARBO Ceramics Inc., both operating in the industrial products and systems arena, and NIC Inc., a business services company.

Our portfolio strategy is benchmark agnostic and is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark or comment on benchmark sector performance. No derivatives were used in the Fund during the reporting period.

One of the top contributors to Fund returns during the reporting period was Manhattan Associates, which develops supply chain management software solutions for a wide range of customers, including manufacturers, retailers, wholesalers and others. The company’s products help to improve execution and efficiency for customers by organizing workflows and ensuring that raw materials and products are delivered and accessible at the right location at the right time. The company increased revenue and earnings during the reporting period as it continued to gain new customers, and also expanded relationships with numerous existing customers.

The company has a very high win rate when pursuing new customers and is often hired due to the robust functionality of its products, which gives the company an edge over competitors. Manhattan Associates has been a long-term holding in our small-company portfolios, and we expect the holding to continue to execute on its growth strategy for years to come.

Also during the reporting period, TE Connectivity Ltd. announced that it had signed a definitive agreement to acquire Measurement Specialties, another Fund holding that was a top contributor to Fund returns for the reporting period. The acquisition price of $86 per share represented a 10% premium over the company’s closing price from the previous trading day. Measurement Specialties is a designer and manufacturer of sensors and sensor-based systems serving a wide variety of industries and markets. The company’s sensors provide precise measurement of physical characteristics such as pressure, position, force, vibration, humidity, flow, temperature and distance. Its broad technology base enables the company to offer differentiated, customized sensor solutions to a large installed base across many industries. As its end-customers’ desire to create new products with improved functionality has intensified, Measurement Specialties remains uniquely positioned to benefit from the continuing demand for increased use of its sensors in multiple growing markets.

On the downside, among the Fund holdings that were top detractors from Fund performance during the reporting period was Geospace Technologies. The company develops equipment focused on increasing the efficiency and accuracy of gathering seismic data, which is used in the exploration of oil or natural gas fields. Geospace Technologies’ pioneering efforts in developing a wireless system for gathering this data has led to its strong revenue growth in recent years. The company produces geophones, hydrophones, down-hole devices for real-time monitoring, and other equipment used for both land and offshore exploration and drilling. During the reporting period, Geospace Technologies reported lower-than-expected revenue and earnings. Moreover, the company announced that a large order

81

Fund Commentary (con’t.)	Nationwide Small Company Growth Fund

expected from a customer would be delayed. We continue to take a long-term view of Geospace Technologies, recognizing that variations in quarterly results do not necessarily mean that the company is no longer strongly positioned, or that our initial investment thesis is no longer intact. Since the industry is still using more than 90% wired technology for seismic data acquisition, we believe that Geospace Technologies, as the market leader in the wireless space, is poised to grow during the next several years as the secular shift to wireless technology strengthens.

CARBO Ceramics, another top detractor from Fund returns for the reporting period, also is focused on the oil and gas industry. This company produces high-quality ceramic proppants used in the process of hydraulically fracturing oil and natural gas wells, thereby increasing the rate of flow and overall yield of the wells. Ceramic proppants are very high strength, uniformly sized spherical pellets, measuring from 300 to 1500 microns in diameter (1 micron = one thousandth of a millimeter). Recently, the company disclosed that a number of customers are experimenting with utilizing more sand proppants in place of ceramic proppants. In fact, one large customer has switched entirely to the use of sand instead of ceramic proppants. These developments will create pricing pressure and declining profit margins for CARBO Ceramics in the near and intermediate term. As a result, we are re-evaluating the company’s fundamentals and its position in our investment program.

We remain optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently repositioning the portfolio to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark agnostic investors, our style is a disciplined and patient implementation of our small company investment process. As always, we are committed to building and maintaining a winning investment program that meets investors’ required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Damien Davis, Robert Hall, Kempton Ingersol, Keith Lee and Amy Zhang

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

82

Fund Overview	Nationwide Small Company Growth Fund

Objective

The Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Highlights

•	The Nationwide Small Company Growth Fund (Institutional Service Class) returned 5.47% during the reporting period, underperforming the benchmark by 2.79% and the Lipper peer category median by 0.37%

•	Our portfolio strategy is benchmark agnostic and is not in any way structured relative to a benchmark

•	The strategy consists of focusing on exceptional small companies that have the wherewithal to become exceptional large companies; this is where we concentrate our efforts

Asset Allocation†

Common Stocks	102.9%
Repurchase Agreement	5.0%
Mutual Fund	0.7%
Liabilities in excess of other assets††	(8.6)%
100.0%

Top Industries†††

Software	31.9%
Health Care Equipment & Supplies	18.7%
Electronic Equipment, Instruments & Components	8.5%
Health Care Technology	8.4%
Machinery	6.2%
Life Sciences Tools & Services	4.8%
Biotechnology	4.2%
Chemicals	3.9%
Internet Software & Services	3.2%
Semiconductors & Semiconductor Equipment	2.8%
Other Industries*	7.4%
100.0%

Top Holdings†††

Cantel Medical Corp.	4.6%
Tyler Technologies, Inc.	4.6%
Blackbaud, Inc.	4.5%
Manhattan Associates, Inc.	4.2%
Incyte Corp.	4.2%
Medidata Solutions, Inc.	4.1%
Neogen Corp.	4.1%
Balchem Corp.	3.9%
Techne Corp.	3.9%
Abaxis, Inc.	3.9%
Other Holdings*	58.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

83

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	Inception
Class A	w/o SC1	5.22%	20.89%	[2]
	w/SC3	(0.86)%	18.39%	[2]
Institutional Service Class[4]		5.47%	21.14%	[2]
Russell 2000® Growth Index		8.26%	19.96%
CPI		1.66%	2.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	2.29%	1.21%
Institutional Service Class	2.03%	0.95%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

84

Fund Performance (con’t.)	Nationwide Small Company Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/14 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) from 2/1/12 through 10/31/14. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

85

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,077.80	6.70	1.28
	Hypothetical	(a),(b)	1,000.00	1,018.75	6.51	1.28
Institutional Service Class Shares	Actual	(a)	1,000.00	1,078.90	5.24	1.00
	Hypothetical	(a),(b)	1,000.00	1,020.16	5.09	1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

86

Statement of Investments

October 31, 2014

Nationwide Small Company Growth Fund

Common Stocks 102.9%

	Shares	Market Value

Biotechnology 4.5%
Incyte Corp.*	18,139	$1,216,402

Chemicals 4.3%
Balchem Corp.	17,726	1,146,872

Electronic Equipment, Instruments & Components 9.2%
Cognex Corp.*	24,418	965,976
Dolby Laboratories, Inc., Class A	2,603	109,118
DTS, Inc.*	5,991	178,412
FEI Co.	12,991	1,094,881
FLIR Systems, Inc.	3,332	111,722

		2,460,109

Energy Equipment & Services 2.3%
CARBO Ceramics, Inc. (a)	5,239	270,699
Geospace Technologies Corp.*	10,852	334,133

		604,832

Health Care Equipment & Supplies 20.3%
Abaxis, Inc.	21,276	1,120,394
Cantel Medical Corp.	31,591	1,339,458
Cyberonics, Inc.*	6,598	346,395
Meridian Bioscience, Inc. (a)	33,024	612,265
Neogen Corp.*	27,025	1,186,398
Quidel Corp.* (a)	29,099	830,777

		5,435,687

Health Care Technology 9.1%
MedAssets, Inc.*	33,265	720,520
Medidata Solutions, Inc.*	26,417	1,191,671
Quality Systems, Inc.	14,238	215,136
Vocera Communications, Inc.*	30,101	311,545

		2,438,872

Internet Software & Services 3.5%
NIC, Inc.	51,319	945,809

Life Sciences Tools & Services 5.2%
Bruker Corp.*	11,900	246,687
Techne Corp.	12,521	1,140,037

		1,386,724

Machinery 6.7%
Dynamic Materials Corp.	13,478	245,434
Proto Labs, Inc.*	7,745	506,291
Sun Hydraulics Corp.	26,559	1,057,314

		1,809,039

Semiconductors & Semiconductor Equipment 3.1%
Diodes, Inc.*	31,996	826,457

Common Stocks (continued)

	Shares	Market Value

Software 34.7%
ACI Worldwide, Inc.*	57,739	$1,110,898
American Software, Inc., Class A	37,681	363,998
ANSYS, Inc.*	13,517	1,061,896
Blackbaud, Inc.	29,653	1,319,559
EnerNOC, Inc.*	6,959	102,784
Manhattan Associates, Inc.*	30,796	1,235,228
NetScout Systems, Inc.*	27,177	1,001,744
Nuance Communications, Inc.*	7,428	114,614
PROS Holdings, Inc.*	31,093	869,982
Rovi Corp.*	6,754	141,024
SolarWinds, Inc.*	13,038	619,957
Tyler Technologies, Inc.*	11,932	1,335,429

		9,277,113

Total Common Stocks (cost $25,446,342)		27,547,916

Mutual Fund 0.7%
Money Market Fund 0.7%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (b)(c)	191,210	191,210

Total Mutual Fund (cost $191,210)		191,210

Repurchase Agreement 5.0% (d)

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $1,329,302, collateralized by U.S. Treasury Notes ranging from 0.25% -1.25%, maturing 11/30/15 - 11/30/18; total market value $1,355,879. (c)	$1,329,293	1,329,293

Total Repurchase Agreement (cost $1,329,293)		1,329,293

Total Investments (cost $26,966,845) (e) — 108.6%		29,068,419

Liabilities in excess of other assets — (8.6%)		(2,308,079)

NET ASSETS — 100.0%		$26,760,340

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $1,482,724.

87

Statement of Investments (Continued)

October 31, 2014

Nationwide Small Company Growth Fund (Continued)

(b)	Represents 7-day effective yield as of October 31, 2014.

(c)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $1,520,503.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

88

Statement of Assets and Liabilities

October 31, 2014

Nationwide Small Company Growth Fund
Assets:
Investments, at value* (cost $25,637,552)	$27,739,126
Repurchase agreement, at value (cost $1,329,293)	1,329,293

Total Investments, at value (total cost $26,966,845)	29,068,419

Cash	165,107
Dividends receivable	2,791
Security lending income receivable	348
Receivable for investments sold	11,116,513
Prepaid expenses	463

Total Assets	40,353,641

Liabilities:
Payable for capital shares redeemed	12,030,063
Payable upon return of securities loaned (Note 2)	1,520,503
Accrued expenses and other payables:
Investment advisory fees	10,253
Fund administration fees	7,634
Distribution fees	329
Administrative servicing fees	7,384
Accounting and transfer agent fees	259
Trustee fees	983
Custodian fees	206
Compliance program costs (Note 3)	25
Professional fees	9,820
Printing fees	5,289
Other	553

Total Liabilities	13,593,301

Net Assets	$26,760,340

Represented by:
Capital	$17,834,029
Accumulated net realized gains from investments	6,824,737
Net unrealized appreciation/(depreciation) from investments	2,101,574

Net Assets	$26,760,340

Net Assets:
Class A Shares	$1,508,497
Institutional Service Class Shares	25,251,843

Total	$26,760,340

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	89,972
Institutional Service Class Shares	1,501,530

Total	1,591,502

*	Includes value of securities on loan of $1,482,724 (Note 2).

89

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.77
Institutional Service Class Shares	$16.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.79

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

90

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$291,936
Income from securities lending (Note 2)	7,250
Interest income	304

Total Income	299,490

EXPENSES:
Investment advisory fees	479,631
Fund administration fees	92,505
Distribution fees Class A	3,796
Administrative servicing fees Class A	1,049
Administrative servicing fees Institutional Service Class	15,079
Registration and filing fees	22,833
Professional fees	32,950
Printing fees	19,151
Trustee fees	1,195
Custodian fees	2,132
Accounting and transfer agent fees	887
Compliance program costs (Note 3)	58
Other	3,044

Total expenses before earnings credit and expenses reimbursed	674,310

Earnings credit (Note 4)	(18)
Expenses reimbursed by adviser (Note 3)	(153,973)

Net Expenses	520,319

NET INVESTMENT LOSS	(220,829)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,067,443
Net change in unrealized appreciation/(depreciation) from investments	(4,639,656)

Net realized/unrealized gains from investments	2,427,787

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,206,958

The accompanying notes are an integral part of these financial statements.

91

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment loss	$(220,829)	$(68,152)
Net realized gains from investments	7,067,443	222,246
Net change in unrealized appreciation/(depreciation) from investments	(4,639,656)	6,384,899

Change in net assets resulting from operations	2,206,958	6,538,993

Distributions to Shareholders From:
Net investment income:
Class A	(1,021)	(63)
Institutional Service Class	(1,714)	(31,556)
Net realized gains:
Class A	(2,284)	(329)
Institutional Service Class	(148,801)	(63,071)

Change in net assets from shareholder distributions	(153,820)	(95,019)

Change in net assets from capital transactions	(34,997,413)	48,636,808

Change in net assets	(32,944,275)	55,080,782

Net Assets:
Beginning of year	59,704,615	4,623,833

End of year	$26,760,340	$59,704,615

Accumulated distributions in excess of net investment income at end of year	$–	$(19,348)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,149,115	$1,122,714
Dividends reinvested	3,251	392
Cost of shares redeemed	(1,408,885)	(535,612)

Total Class A Shares	743,481	587,494

Institutional Service Class Shares
Proceeds from shares issued	8,911,451	52,083,524
Dividends reinvested	150,178	94,627
Cost of shares redeemed	(44,802,523)	(4,128,837)

Total Institutional Service Class Shares	(35,740,894)	48,049,314

Change in net assets from capital transactions	$(34,997,413)	$48,636,808

SHARE TRANSACTIONS:
Class A Shares
Issued	131,217	82,207
Reinvested	200	34
Redeemed	(87,104)	(38,764)

Total Class A Shares	44,313	43,477

Institutional Service Class Shares
Issued	549,302	3,564,106
Reinvested	9,225	8,236
Redeemed	(2,746,213)	(291,287)

Total Institutional Service Class Shares	(2,187,686)	3,281,055

Total change in shares	(2,143,373)	3,324,532

The accompanying notes are an integral part of these financial statements.

92

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Loss to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2014 (f)	$16.00	(0.12)	0.95	0.83	(0.02)	(0.04)	(0.06)	$16.77	5.22%	$1,508,497	1.26%	(0.71%	)	1.56%	10.89%
Year Ended October 31, 2013 (f)	$11.26	(0.11)	5.03	4.92	(0.03)	(0.15)	(0.18)	$16.00	44.46%	$730,412	1.20%	(0.81%	)	2.46%	4.05%
Period Ended October 31, 2012 (f)	$10.00	(0.06)	1.32	1.26	–	–	–	$11.26	12.50%	$24,561	1.19%	(0.73%	)	8.37%	9.58%

Institutional Service Class Shares
Year Ended October 31, 2014 (f)	$15.99	(0.07)	0.94	0.87	–	(0.04)	(0.04)	$16.82	5.47%	$25,251,843	0.97%	(0.41%	)	1.26%	10.89%
Year Ended October 31, 2013 (f)	$11.27	(0.06)	5.01	4.95	(0.08)	(0.15)	(0.23)	$15.99	44.70%	$58,974,203	0.94%	(0.44%	)	2.12%	4.05%
Period Ended October 31, 2012 (f)	$10.00	(0.04)	1.31	1.27	–	–	–	$11.27	12.70%	$4,599,272	0.94%	(0.48%	)	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

93

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2014, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 8.10% versus 7.89% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 286 funds as of October 31, 2014) was 7.57% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. stocks delivered strong returns in the one-year reporting period ended October 31, 2014. The annual return for the broad U.S. market, as measured by the Russell 3000® Index, was 16.1%. Using the Russell indexes as proxies, asset class returns ranged from a low of 7.9% for small-cap value stocks to a high of 17.1 for large-cap growth stocks. The strongest-performing sector for the Fund during the reporting period was health care, while the weakest-performing sectors were energy and telecommunications services.

Low relative price (value) stocks generally underperformed high relative price (growth) stocks for the reporting period except among mid-cap stocks. Using the Russell indexes as proxies, small-cap value stocks (as measured by the Russell 2000 Value Index) underperformed small-cap growth stocks (as measured by the Russell 2000® Growth Index) by 0.4% during the reporting period. Among large-cap stocks, value stocks (as measured by the Russell 1000® Value Index) underperformed growth stocks (as measured by the Russell 1000® Growth Index) by 0.6% for the period.

In addition, small-cap stocks (as measured by the Russell 2000® Index) underperformed large-cap stocks (as measured by the Russell 1000® Index) by 8.7% during the reporting period. The portfolio is constructed to capture the expected long-term premiums associated with small- and mid-cap value stocks.

The primary driver of the portfolio’s relative outperformance during the reporting period was the portfolio’s exposure to mid-cap stocks. As mentioned above, mid-cap stocks performed well relative to small-cap stocks during the reporting period. On average, the portfolio was overweight mid cap stocks relative to the benchmark. The sectors that detracted the most from relative Fund performance were financials (underweight due to no investments in real estate investment trusts [REITs]), consumer discretionary and energy.

Due to the fact that the portfolio is overweight mid-cap stocks relative to the benchmark, this results in differences in other asset class and sector weights as well. The portfolio’s overweight position in the health care sector contributed to Fund returns during the reporting period, while the portfolio’s overweight position in energy detracted. The portfolio intentionally excludes REITs and highly regulated utilities because research shows they tend to behave differently than other equities, and over the long term are not expected to deliver the same return premiums as small- and mid-cap value stocks. These two sectors represent approximately 19% of the benchmark. During the reporting period, the exclusion of these sectors from the portfolio detracted from Fund performance as REITs and utilities within the small-cap value space performed relatively well, returning 18.42% and 19.5%, respectively.

As mentioned in the market overview, value stocks generally underperformed growth stocks during the reporting period. Mid-cap value stocks, however, outperformed mid-cap growth stocks for the period. Therefore, the portfolio’s overweight position in mid-cap value stocks relative to the benchmark also contributed to the Fund’s outperformance.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

The Fund is subject to the risks of investing in equity securities and risks associated with investing in stocks of smaller companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide U.S. Small Cap Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	The Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 8.10% during the reporting period, outperforming the benchmark by 0.21% and the Lipper peer category median by 0.53%

•	The primary driver of the portfolio’s relative outperformance for the reporting period was the portfolio’s exposure to mid-cap stocks

•	The sectors that detracted the most from relative portfolio performance during the reporting period were financials (underweight due to no investments in REITs), consumer discretionary and energy

Asset Allocation†

Common Stocks	100.6%
Repurchase Agreement	2.8%
Mutual Fund	0.4%
Rights††	0.0%
Warrant††	0.0%
Liabilities in excess of other assets	(3.8)%
100.0%

Top Industries†††

Insurance	10.4%
Banks	9.0%
Semiconductors & Semiconductor Equipment	4.9%
Electronic Equipment, Instruments & Components	4.8%
Oil, Gas & Consumable Fuels	4.3%
Energy Equipment & Services	4.2%
Metals & Mining	4.0%
Health Care Providers & Services	3.4%
Specialty Retail	3.0%
Machinery	2.9%
Other Industries*	49.1%
100.0%

Top Holdings†††

TriQuint Semiconductor, Inc.	0.6%
Protective Life Corp.	0.6%
UGI Corp.	0.5%
Ingram Micro, Inc., Class A	0.5%
Century Aluminum Co.	0.5%
CNO Financial Group, Inc.	0.5%
Assurant, Inc.	0.5%
Frontier Communications Corp.	0.5%
Community Health Systems, Inc.	0.5%
SYNNEX Corp	0.5%
Other Holdings*	94.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

95

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	7.99%	17.31%	73.38%
	w/SC3	1.76%	15.92%	63.41%
Class C	w/o SC1	7.27%	16.51%	65.84%
	w/SC4	6.27%	16.51%	65.84%
Institutional Service Class[5]		8.10%	17.38%	74.67%
Institutional Class[5]		8.38%	17.68%	77.72%
Russell 2000® Value Index		7.89%	16.15%	7.33%
CPI		1.66%	1.89%	1.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.55%	1.49%
Class C	2.21%	2.15%
Institutional Service Class	1.44%	1.38%
Institutional Class	1.19%	1.13%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

96

Fund Performance (con’t.)	Nationwide U.S. Small Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/14 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) from 1/1/08 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,007.30	7.29	1.44
	Hypothetical	(a),(b)	1,000.00	1,017.95	7.32	1.44
Class C Shares	Actual	(a)	1,000.00	1,004.10	11.11	2.20
	Hypothetical	(a),(b)	1,000.00	1,014.12	11.17	2.20
Institutional Service Class Shares	Actual	(a)	1,000.00	1,008.60	6.78	1.34
	Hypothetical	(a),(b)	1,000.00	1,018.45	6.82	1.34
Institutional Class Shares	Actual	(a)	1,000.00	1,009.80	5.52	1.09
	Hypothetical	(a),(b)	1,000.00	1,019.71	5.55	1.09

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

98

Statement of Investments

October 31, 2014

Nationwide U.S. Small Cap Value Fund

Common Stocks 100.6%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	7,515	$199,148
Aerovironment, Inc.*	5,562	170,475
Alliant Techsystems, Inc.	645	75,439
Allied Defense Group, Inc. (The)* (a)	400	0
American Science & Engineering, Inc.	640	35,392
CPI Aerostructures, Inc.*	2,037	19,453
Cubic Corp.	600	28,944
Curtiss-Wright Corp.	4,570	316,290
DigitalGlobe, Inc.*	14,495	414,412
Ducommun, Inc.*	2,494	65,867
Engility Holdings, Inc.*	5,302	229,046
Esterline Technologies Corp.*	3,288	385,058
Innovative Solutions & Support, Inc.*	1,501	4,188
Kratos Defense & Security Solutions, Inc.*	19,461	135,643
LMI Aerospace, Inc.*	1,878	24,752
Moog, Inc., Class A*	899	68,809
National Presto Industries, Inc.	200	12,612
Orbital Sciences Corp.*	14,597	383,901
SIFCO Industries, Inc.	425	14,459
Sparton Corp.*	1,053	28,536
Triumph Group, Inc.	5,027	350,030

		2,962,454

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	12,644	103,428
Atlas Air Worldwide Holdings, Inc.*	6,677	246,515
Hub Group, Inc., Class A*	7,012	254,465
UTi Worldwide, Inc.*	7,920	86,566
XPO Logistics, Inc.*	444	17,724

		708,698

Airlines 0.7%
Hawaiian Holdings, Inc.* (b)	17,790	308,479
JetBlue Airways Corp.*	49,412	570,214
Republic Airways Holdings, Inc.*	13,806	172,851
SkyWest, Inc.	8,410	96,883

		1,148,427

Auto Components 0.8%
Cooper Tire & Rubber Co.	8,201	264,154
Cooper-Standard Holding, Inc.*	249	13,590
Federal-Mogul Holdings Corp.*	18,136	283,103
Fuel Systems Solutions, Inc.*	4,655	42,966
Modine Manufacturing Co.*	9,040	115,983
Remy International, Inc.	560	10,349
Shiloh Industries, Inc.*	1,847	31,473
Spartan Motors, Inc.	7,133	40,587
Standard Motor Products, Inc.	5,312	209,930
Stoneridge, Inc.*	8,726	113,351
Strattec Security Corp.	300	31,116
Superior Industries International, Inc.	4,675	91,209
Sypris Solutions, Inc.	836	2,851

		1,250,662

Common Stocks (continued)

	Shares	Market Value

Banks 9.4%
1st Source Corp.	3,845	$120,310
1st United Bancorp, Inc.	3,129	27,692
Access National Corp.	576	9,706
American National Bankshares, Inc.	1,325	32,065
Ameris Bancorp	2,980	73,904
AmeriServ Financial, Inc.	1,800	5,670
Arrow Financial Corp.	423	11,586
Associated Banc-Corp.	22,043	414,408
Banc of California, Inc.	1,616	19,020
BancFirst Corp.	984	63,960
Bancorp, Inc.*	4,545	42,996
BancorpSouth, Inc.	8,554	196,999
Bank of Commerce Holdings	1,636	9,898
Bank of Kentucky Financial Corp. (The)	171	8,022
Banner Corp.	3,228	139,514
Bar Harbor Bankshares	424	12,338
BBCN Bancorp, Inc.	8,440	119,342
BCB Bancorp, Inc.	221	2,849
Boston Private Financial Holdings, Inc.	7,814	102,754
Bridge Bancorp, Inc.	435	11,423
Bryn Mawr Bank Corp.	1,022	31,508
C&F Financial Corp.	177	6,078
Camden National Corp.	1,018	41,646
Capital Bank Financial Corp., Class A*	1,739	45,023
Capital City Bank Group, Inc.	2,100	31,731
Cardinal Financial Corp.	3,473	66,682
Cascade Bancorp*	3,522	17,997
Cathay General Bancorp	13,982	369,265
Centerstate Banks, Inc.	4,190	48,772
Central Pacific Financial Corp.	2,379	44,963
Century Bancorp, Inc., Class A	429	16,293
Chemical Financial Corp.	1,704	50,745
City Holding Co.	1,872	84,221
CoBiz Financial, Inc.	5,513	66,266
Columbia Banking System, Inc.	3,455	95,980
Community Bank System, Inc.	4,100	156,415
Community Bankers Trust Corp.*	300	1,320
Community Trust Bancorp, Inc.	2,544	91,457
Customers Bancorp, Inc.*	1,678	32,050
Enterprise Bancorp, Inc.	332	7,812
Enterprise Financial Services Corp.	1,963	37,003
Fidelity Southern Corp.	1,343	20,615
Financial Institutions, Inc.	1,239	31,148
First Bancorp	2,007	36,367
First Bancorp, Inc.	1,541	27,260
First BanCorp, Puerto Rico*	24,289	126,546
First Busey Corp.	9,809	61,306
First Citizens BancShares, Inc., Class A	816	204,987
First Commonwealth Financial Corp.	30,302	283,324
First Community Bancshares, Inc.	4,898	80,180
First Connecticut Bancorp, Inc.	935	14,623
First Financial Bancorp	4,421	77,544
First Financial Corp.	2,217	76,886

99

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
First Horizon National Corp.	6,044	$77,726
First Interstate BancSystem, Inc., Class A	1,151	33,770
First Merchants Corp.	7,005	158,663
First Midwest Bancorp, Inc.	8,912	149,632
First NBC Bank Holding Co.*	1,246	45,766
First Niagara Financial Group, Inc.	42,634	319,329
First South Bancorp, Inc.	1,350	11,138
FirstMerit Corp.	600	11,010
Flushing Financial Corp.	3,341	67,288
FNB Corp.	14,155	181,042
Fulton Financial Corp.	24,778	294,363
German American Bancorp, Inc.	805	24,045
Great Southern Bancorp, Inc.	1,161	44,130
Guaranty Bancorp	1,040	16,401
Hancock Holding Co.	713	25,090
Hanmi Financial Corp.	5,805	124,517
Heartland Financial USA, Inc.	1,847	49,130
Heritage Commerce Corp.	4,960	43,152
Heritage Financial Corp.	509	8,933
HomeTrust Bancshares, Inc.*	1,026	15,852
Horizon Bancorp	587	15,098
Hudson Valley Holding Corp.	1,861	42,319
IBERIABANK Corp.	6,915	476,167
Independent Bank Corp.	2,428	88,145
International Bancshares Corp.	14,074	399,279
Intervest Bancshares Corp.	2,354	22,952
Investors Bancorp, Inc.	33,036	355,137
Lakeland Bancorp, Inc.	4,689	51,532
Lakeland Financial Corp.	1,660	68,790
LNB Bancorp, Inc.	1,100	15,444
Macatawa Bank Corp.	3,062	15,953
MainSource Financial Group, Inc.	4,606	83,783
MB Financial, Inc.	8,929	281,710
MBT Financial Corp.*	2,346	10,909
Mercantile Bank Corp.	1,351	26,655
Merchants Bancshares, Inc.	662	19,721
Metro Bancorp, Inc.*	1,907	47,751
MidSouth Bancorp, Inc.	770	14,584
MidWestOne Financial Group, Inc.	67	1,788
National Bank Holdings Corp., Class A	4,154	81,377
National Penn Bancshares, Inc.	13,300	136,857
NBT Bancorp, Inc.	647	16,615
NewBridge Bancorp*	2,450	21,781
Northrim BanCorp, Inc.	444	12,832
OFG Bancorp	11,383	177,233
Ohio Valley Banc Corp.	475	11,338
Old National Bancorp	12,794	186,153
Old Second Bancorp, Inc.*	1,500	7,200
OmniAmerican Bancorp, Inc.	1,963	53,080
Pacific Continental Corp.	1,758	25,350
Pacific Mercantile Bancorp*	1,000	7,040
Pacific Premier Bancorp, Inc.*	1,418	22,957
Park National Corp.	600	50,622

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Park Sterling Corp.	4,473	$34,263
Peapack Gladstone Financial Corp.	1,492	27,229
Penns Woods Bancorp, Inc.	343	16,646
Peoples Bancorp of North Carolina, Inc.	645	11,288
Peoples Bancorp, Inc.	2,725	67,171
Pinnacle Financial Partners, Inc.	6,100	239,120
Popular, Inc.*	9,043	288,291
Preferred Bank, Los Angeles	1,261	33,517
Premier Financial Bancorp, Inc.	658	9,587
PrivateBancorp, Inc.	12,137	392,268
Renasant Corp.	5,104	153,886
Republic Bancorp, Inc., Class A	3,383	82,038
Republic First Bancorp, Inc.*	1,723	6,840
S&T Bancorp, Inc.	3,404	93,916
Sandy Spring Bancorp, Inc.	3,659	94,402
Seacoast Banking Corp. of Florida*	1,513	19,306
Sierra Bancorp	1,950	33,462
Simmons First National Corp., Class A	1,967	82,594
South State Corp.	1,701	102,587
Southern Community Financial Corp.* (a)	1,400	1,288
Southern National Bancorp of Virginia, Inc.	49	567
Southside Bancshares, Inc.	1,349	45,299
Southwest Bancorp, Inc.	3,100	55,893
Sterling Bancorp	10,439	146,772
Stock Yards Bancorp, Inc.	1,452	48,323
Suffolk Bancorp	3,029	69,546
Sun Bancorp, Inc.*	1,593	32,179
Susquehanna Bancshares, Inc.	59,329	582,018
Synovus Financial Corp.	12,073	306,171
TCF Financial Corp.	11,901	183,870
Tompkins Financial Corp.	1,730	86,846
Towne Bank	2,102	31,866
TriCo Bancshares	1,835	48,261
TriState Capital Holdings, Inc.*	2,427	23,663
Trustmark Corp.	5,620	136,735
UMB Financial Corp.	3,002	178,859
Union Bankshares Corp.	7,719	173,523
United Bankshares, Inc.	5,221	178,976
United Community Banks, Inc.	2,240	40,387
United Security Bancshares*	283	1,598
Univest Corp. of Pennsylvania	1,717	35,233
ViewPoint Financial Group, Inc.	3,427	93,454
Washington Trust Bancorp, Inc.	2,038	78,198
Webster Financial Corp.	9,681	303,403
WesBanco, Inc.	4,836	166,649
West Bancorporation, Inc.	1,619	26,843
Western Alliance Bancorp*	2,655	70,676
Wilshire Bancorp, Inc.	11,339	112,256
Wintrust Financial Corp.	10,763	498,542
Zions Bancorporation	24,973	723,468

		14,627,371

100

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Beverages 0.1%
Coca-Cola Bottling Co. Consolidated	840	$75,970
Craft Brew Alliance, Inc.*	2,481	34,436
MGP Ingredients, Inc.	4,229	52,228

		162,634

Biotechnology 0.2%
AMAG Pharmaceuticals, Inc.*	1,700	56,117
ArQule, Inc.*	2,846	3,273
Biota Pharmaceuticals, Inc.*	2,100	5,145
Emergent Biosolutions, Inc.*	8,785	198,717
Harvard Apparatus Regenerative Technology, Inc.*	2,218	13,929
MediciNova, Inc.*	1,469	5,244
Rigel Pharmaceuticals, Inc.*	9,148	18,113
Targacept, Inc.*	9,300	21,762
United Online Inc	4,614	51,769

		374,069

Building Products 0.9%
Apogee Enterprises, Inc.	1,384	60,758
Gibraltar Industries, Inc.*	5,968	91,012
Griffon Corp.	13,926	171,150
Insteel Industries, Inc.	3,880	92,499
Owens Corning, Inc.	13,301	426,430
Quanex Building Products Corp.	11,782	235,876
Simpson Manufacturing Co., Inc.	5,368	177,573
Universal Forest Products, Inc.	2,109	105,387

		1,360,685

Capital Markets 1.2%
Actua Corp.*	4,928	92,647
Calamos Asset Management, Inc., Class A	4,093	56,074
Capital Southwest Corp.	2,103	77,096
Cowen Group, Inc., Class A*	35,110	141,845
GFI Group, Inc.	17,572	96,646
INTL. FCStone, Inc.*	1,664	30,118
Investment Technology Group, Inc.*	2,997	53,736
Janus Capital Group, Inc. (b)	36,073	540,734
JMP Group, Inc.	3,774	27,550
KCG Holdings, Inc., Class A*	5,276	56,242
Legg Mason, Inc.	8,501	442,052
Medallion Financial Corp.	3,152	36,406
Oppenheimer Holdings, Inc., Class A	1,226	30,098
Piper Jaffray Cos.*	700	39,522
Safeguard Scientifics, Inc.*	3,366	67,152
SWS Group, Inc.*	3,400	25,126

		1,813,044

Chemicals 2.1%
A. Schulman, Inc.	5,552	196,596
American Vanguard Corp.	3,565	41,140
Axiall Corp.	7,383	297,535

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Cabot Corp.	5,397	$250,583
Calgon Carbon Corp.*	1,800	37,854
Chase Corp.	918	32,929
Chemtura Corp.*	9,364	218,088
Codexis, Inc.*	1,324	3,390
Core Molding Technologies, Inc.*	1,940	25,802
FutureFuel Corp.	4,447	59,234
H.B. Fuller Co.	3,727	156,422
Hawkins, Inc.	562	21,643
Innophos Holdings, Inc.	1,114	63,498
Innospec, Inc.	2,511	101,369
KMG Chemicals, Inc.	1,276	22,585
Kraton Performance Polymers, Inc.*	4,878	87,267
Kronos Worldwide, Inc.	657	8,830
Landec Corp.*	5,776	72,720
LSB Industries, Inc.*	1,498	56,220
Minerals Technologies, Inc.	4,564	350,104
Northern Technologies International Corp.*	600	11,232
Olin Corp.	16,972	411,401
OM Group, Inc.	5,533	144,024
OMNOVA Solutions, Inc.*	4,209	29,589
Penford Corp.*	2,500	47,125
Sensient Technologies Corp.	4,700	278,146
Taminco Corp.*	1,538	39,819
Trecora Resources*	2,353	30,942
Tredegar Corp.	2,493	47,417
Tronox Ltd., Class A	5,799	140,220
Zep, Inc.	702	11,274

		3,294,998

Commercial Services & Supplies 2.2%
ABM Industries, Inc.	14,604	403,655
ACCO Brands Corp.*	12,651	104,118
Acme United Corp.	200	3,450
AMREP Corp.*	216	840
ARC Document Solutions, Inc.*	7,416	75,272
Brady Corp., Class A	4,939	117,746
Brink’s Co. (The)	1,351	28,371
Civeo Corp.	6,311	76,931
Courier Corp.	2,636	35,771
Covanta Holding Corp.	8,288	182,916
Ennis, Inc.	3,361	49,844
Fuel Tech, Inc.*	2,542	10,295
G&K Services, Inc., Class A	1,200	75,684
InnerWorkings, Inc.*	4,148	37,664
Intersections, Inc. (b)	2,600	10,400
Kimball International, Inc., Class B	9,688	174,190
Matthews International Corp., Class A	1,932	89,027
McGrath RentCorp	4,030	147,216
Mobile Mini, Inc.	12,354	541,476
Multi-Color Corp.	2,611	128,722
NL Industries, Inc.	3,031	22,096
Quad/Graphics, Inc.	2,723	60,042

101

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
SP Plus Corp.*	1,553	$33,886
Standard Register Co. (The)*	705	3,610
Team, Inc.*	1,489	62,746
Tetra Tech, Inc.	12,588	337,484
UniFirst Corp.	2,352	262,389
United Stationers, Inc.	4,178	174,515
Versar, Inc.*	2,487	8,083
Viad Corp.	6,406	163,417
Virco Manufacturing Corp.*	1,500	4,065

		3,425,921

Communications Equipment 1.6%
ADTRAN, Inc.	3,364	71,350
Aviat Networks, Inc.*	7,678	13,513
Bel Fuse, Inc., Class B	2,019	57,118
Black Box Corp.	2,600	57,174
Brocade Communications Systems, Inc.	26,902	288,658
Calix, Inc.*	7,095	76,697
Communications Systems, Inc.	2,369	28,025
Comtech Telecommunications Corp.	3,510	133,626
Digi International, Inc.*	7,072	58,556
EchoStar Corp., Class A*	4,067	190,051
EMCORE Corp.*	3,875	19,995
Emulex Corp.*	30,281	171,390
Finisar Corp.* (b)	9,668	161,649
Harmonic, Inc.*	33,768	225,233
Infinera Corp.*	8,300	120,599
Ixia*	885	8,523
JDS Uniphase Corp.*	16,200	218,052
KVH Industries, Inc.*	4,039	52,184
NETGEAR, Inc.*	2,095	71,314
Novatel Wireless, Inc.*	6,524	18,593
Oclaro, Inc.*	16,707	26,230
Oplink Communications, Inc.	5,391	112,402
Optical Cable Corp.	300	1,392
PC-Tel, Inc.	1,200	9,240
Polycom, Inc.*	14,750	192,930
RELM Wireless Corp.*	2,881	15,990
ShoreTel, Inc.*	6,179	49,988
TESSCO Technologies, Inc.	1,910	60,643
ViaSat, Inc.*	307	19,231
Westell Technologies, Inc., Class A*	14,436	19,344

		2,549,690

Construction & Engineering 1.6%
AECOM Technology Corp.*	13,408	436,443
Aegion Corp.*	10,690	195,841
Ameresco, Inc., Class A*	4,900	40,376
Comfort Systems USA, Inc.	4,488	68,936
Dycom Industries, Inc.*	6,300	197,757
EMCOR Group, Inc.	2,079	91,746
Furmanite Corp.*	2,078	15,543
Goldfield Corp. (The)*	3,969	7,620

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Granite Construction, Inc.	8,957	$330,603
Great Lakes Dredge & Dock Corp.*	18,191	127,155
Integrated Electrical Services, Inc.*	1,457	11,554
KBR, Inc.	2,846	54,302
Layne Christensen Co.* (b)	5,803	41,782
MasTec, Inc.*	993	28,440
MYR Group, Inc.*	5,695	147,728
Northwest Pipe Co.*	2,416	86,444
Orion Marine Group, Inc.*	7,050	77,268
Pike Corp.*	9,472	113,096
Sterling Construction Co., Inc.*	3,017	26,610
Tutor Perini Corp.*	12,868	360,433

		2,459,677

Construction Materials 0.0%†
United States Lime & Minerals, Inc.	557	39,051

Consumer Finance 0.4%
Asta Funding, Inc.*	2,269	19,128
Atlanticus Holdings Corp.*	1,995	2,793
Cash America International, Inc.	5,300	260,495
Encore Capital Group, Inc.* (b)	767	34,906
EZCORP, Inc., Class A*	5,930	66,890
First Marblehead Corp. (The)*	1,274	3,147
Green Dot Corp., Class A*	614	14,674
Imperial Holdings, Inc.*	2,381	14,929
Nelnet, Inc., Class A	3,500	166,565
QC Holdings, Inc.*	37	63

		583,590

Containers & Packaging 0.1%
Greif, Inc., Class A	1,674	73,756
Myers Industries, Inc.	4,875	72,833

		146,589

Distributors 0.2%
Core-Mark Holding Co., Inc.	4,956	287,597
VOXX International Corp.*	7,308	62,337
Weyco Group, Inc.	618	19,251

		369,185

Diversified Consumer Services 1.2%
Ascent Capital Group, Inc., Class A*	1,498	96,321
Bridgepoint Education, Inc.*	8,834	111,662
Bright Horizons Family Solutions, Inc.*	1,914	85,288
Career Education Corp.*	20,336	117,949
Carriage Services, Inc.	1,715	34,231
DeVry Education Group, Inc.	10,828	524,184
Graham Holdings Co., Class B	900	705,240
K12, Inc.*	4,600	57,040
Lincoln Educational Services Corp.	2,317	6,140
Regis Corp.	10,909	185,235
Steiner Leisure Ltd.*	400	16,872

		1,940,162

102

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.5%
Gain Capital Holdings, Inc.	2,400	$20,544
Interactive Brokers Group, Inc., Class A	3,410	88,046
Marlin Business Services Corp.	1,601	33,845
MicroFinancial, Inc.	1,653	13,869
NewStar Financial, Inc.*	6,586	90,097
PHH Corp.*	11,592	274,614
PICO Holdings, Inc.*	6,104	134,898
Resource America, Inc., Class A	4,503	42,959

		698,872

Diversified Telecommunication Services 1.3%
Atlantic Tele-Network, Inc.	748	50,258
Consolidated Communications Holdings, Inc. (b)	2,156	55,846
Frontier Communications Corp. (b)	117,909	771,125
General Communication, Inc., Class A*	11,580	135,833
Hawaiian Telcom Holdco, Inc.*	2,026	54,499
HC2 Holdings, Inc.*	4,503	23,866
Iridium Communications, Inc.* (b)	7,904	75,088
ORBCOMM, Inc.*	9,386	59,319
Premiere Global Services, Inc.*	7,626	79,844
Vonage Holdings Corp.*	27,199	94,653
Windstream Holdings, Inc.	67,164	703,879

		2,104,210

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	738	10,834
American Superconductor Corp.*	6,222	8,151
Encore Wire Corp.	3,906	148,194
EnerSys	4,062	255,094
Espey Manufacturing & Electronics Corp.	333	6,327
General Cable Corp.	1,284	18,194
Global Power Equipment Group, Inc.	1,629	22,203
GrafTech International Ltd.*	20,296	87,070
LSI Industries, Inc.	4,939	35,363
Ocean Power Technologies, Inc.* (b)	3,200	3,200
Orion Energy Systems, Inc.*	7,391	42,498
Powell Industries, Inc.	1,095	49,855
PowerSecure International, Inc.*	3,210	35,856
Preformed Line Products Co.	281	16,014
Regal-Beloit Corp.	4,088	290,125
SL Industries, Inc.*	580	26,100
Ultralife Corp.*	3,374	10,696
Vicor Corp.*	3,400	46,274

		1,112,048

Electronic Equipment, Instruments & Components 4.9%
Acorn Energy, Inc.*	1,419	1,490
Agilysys, Inc.*	5,271	59,562
Arrow Electronics, Inc.*	10,737	610,506
Avnet, Inc.	9,449	408,669
AVX Corp.	16,821	242,895

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Benchmark Electronics, Inc.*	5,200	$123,344
Checkpoint Systems, Inc.*	8,356	110,801
Coherent, Inc.*	1,273	82,936
CTS Corp.	6,185	113,804
DTS, Inc.*	1,013	30,167
Echelon Corp.*	5,059	10,624
Electro Rent Corp.	5,979	91,120
Electro Scientific Industries, Inc.	5,246	37,247
Fabrinet*	2,629	47,874
FARO Technologies, Inc.*	629	35,224
Frequency Electronics, Inc.*	900	10,215
Gerber Scientific, Inc.* (a)	4,000	0
GSI Group, Inc.*	4,207	54,060
ID Systems, Inc.*	1,945	14,587
IEC Electronics Corp.*	1,140	5,643
II-VI, Inc.*	4,298	57,980
Ingram Micro, Inc., Class A*	31,600	848,144
Insight Enterprises, Inc.*	8,590	195,422
Iteris, Inc.*	1,700	2,958
Itron, Inc.*	4,285	166,815
Jabil Circuit, Inc.	15,889	332,875
KEMET Corp.*	11,864	56,947
Key Tronic Corp.*	2,680	22,030
LoJack Corp.*	1,025	2,890
Maxwell Technologies, Inc.*	6,731	78,483
Mercury Systems, Inc.*	8,683	121,388
Methode Electronics, Inc.	1,175	46,272
Multi-Fineline Electronix, Inc.*	2,600	26,390
NAPCO Security Technologies, Inc.*	1,850	7,918
Newport Corp.*	7,821	139,918
OSI Systems, Inc.*	911	64,572
PAR Technology Corp.*	1,700	8,736
Park Electrochemical Corp.	1,738	44,840
PC Connection, Inc.	1,900	45,315
PCM, Inc.*	3,273	31,617
Perceptron, Inc.	1,480	14,904
Planar Systems, Inc.*	1,900	6,878
Plexus Corp.*	5,596	231,395
Radisys Corp.*	5,568	13,920
RF Industries Ltd.	443	2,016
Richardson Electronics Ltd.	2,700	27,027
Rofin-Sinar Technologies, Inc.*	6,775	151,692
Rogers Corp.*	2,587	176,873
Sanmina Corp.*	20,073	503,230
ScanSource, Inc.*	5,879	224,460
SMTC Corp.*	2,189	3,853
SYNNEX Corp.	11,003	761,188
Tech Data Corp.*	9,257	552,828
TTM Technologies, Inc.*	17,747	122,632
Viasystems Group, Inc.*	4,420	70,145
Vicon Industries, Inc.	371	590
Vishay Intertechnology, Inc.	30,628	413,784
Vishay Precision Group, Inc.*	2,246	38,160

103

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Wayside Technology Group, Inc.	200	$3,460
Wireless Telecom Group, Inc.*	5,122	12,754

		7,724,067

Energy Equipment & Services 4.3%
Atwood Oceanics, Inc.*	6,178	251,136
Basic Energy Services, Inc.*	11,347	146,376
Bolt Technology Corp.	934	20,483
Bristow Group, Inc.	5,890	435,271
C&J Energy Services, Inc.*	6,638	128,180
Dawson Geophysical Co.	2,765	46,977
ENGlobal Corp.*	1,900	2,489
Era Group, Inc.*	6,356	148,667
Exterran Holdings, Inc.	14,869	584,798
Forbes Energy Services Ltd.*	800	2,304
Gulf Island Fabrication, Inc.	3,273	69,191
GulfMark Offshore, Inc., Class A	7,466	225,174
Helix Energy Solutions Group, Inc.*	17,687	471,182
Hercules Offshore, Inc.* (b)	30,067	49,610
Hornbeck Offshore Services, Inc.*	6,751	206,986
ION Geophysical Corp.*	13,225	37,030
Key Energy Services, Inc.*	23,625	71,820
Matrix Service Co.*	4,874	122,142
McDermott International, Inc.*	18,281	70,199
Mitcham Industries, Inc.*	4,242	43,268
Nabors Industries Ltd.	5,681	101,406
Natural Gas Services Group, Inc.*	3,681	94,712
Newpark Resources, Inc.*	19,360	221,285
Nuverra Environmental Solutions, Inc.* (b)	150	1,420
Pacific Drilling SA*	9,233	67,216
Parker Drilling Co.*	32,999	146,515
Patterson-UTI Energy, Inc.	16,179	372,602
PHI, Inc., Non-Voting Shares*	2,915	130,417
Pioneer Energy Services Corp.*	10,270	94,279
Rowan Cos. PLC, Class A	13,125	318,544
SEACOR Holdings, Inc.*	4,636	382,238
Seventy Seven Energy, Inc.*	500	6,535
Steel Excel, Inc.*	1,070	32,635
Superior Energy Services, Inc.	18,528	465,979
Synthesis Energy Systems, Inc.*	419	432
Tesco Corp.	9,448	179,890
TETRA Technologies, Inc.*	22,243	211,976
TGC Industries, Inc.*	2,083	6,541
Tidewater, Inc.	6,880	253,666
Unit Corp.*	10,135	490,737
Willbros Group, Inc.*	8,018	47,066

		6,759,374

Food & Staples Retailing 0.8%
Andersons, Inc. (The)	7,317	466,312
Casey’s General Stores, Inc.	1,936	158,500
Ingles Markets, Inc., Class A	3,941	106,013
Pantry, Inc. (The)*	6,928	178,534

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
SpartanNash Co.	9,804	$219,708
Village Super Market, Inc., Class A	817	22,672
Weis Markets, Inc.	3,145	140,393

		1,292,132

Food Products 2.2%
Alico, Inc.	847	31,254
Boulder Brands, Inc.*	12,808	113,735
Cal-Maine Foods, Inc.	2,864	251,431
Chiquita Brands International, Inc.*	13,073	188,643
Darling Ingredients, Inc.*	17,555	308,968
Dean Foods Co.	19,750	290,522
Diamond Foods, Inc.*	2,300	69,345
Farmer Bros. Co.*	786	22,920
Fresh Del Monte Produce, Inc.	14,882	477,861
John B. Sanfilippo & Son, Inc.	484	17,981
Limoneira Co.	232	5,953
Omega Protein Corp.*	4,957	71,629
Pinnacle Foods, Inc.	7,517	254,075
Post Holdings, Inc.*	7,965	298,687
Sanderson Farms, Inc. (b)	2,842	238,671
Seaboard Corp.*	78	239,684
Seneca Foods Corp., Class A*	1,711	45,992
Snyder’s-Lance, Inc.	4,506	134,234
TreeHouse Foods, Inc.*	4,431	377,388

		3,438,973

Gas Utilities 0.6%
UGI Corp.	23,074	869,659

Health Care Equipment & Supplies 2.1%
Alere, Inc.*	13,445	537,397
Alphatec Holdings, Inc.*	4,920	7,478
Analogic Corp.	1,302	94,968
AngioDynamics, Inc.*	8,170	138,890
CONMED Corp.	2,200	92,378
CryoLife, Inc.	3,416	35,048
Cutera, Inc.*	2,161	22,690
Cynosure, Inc., Class A*	4,639	117,320
Digirad Corp.	1,500	6,450
Exactech, Inc.*	2,345	49,949
Greatbatch, Inc.*	2,535	127,232
Haemonetics Corp.*	1,970	74,308
Hill-Rom Holdings, Inc.	1,451	64,540
Hologic, Inc.*	10,200	267,138
ICU Medical, Inc.*	854	60,549
Integra LifeSciences Holdings Corp.*	2,748	140,450
Invacare Corp.	10,801	169,684
Kewaunee Scientific Corp.	92	1,601
LeMaitre Vascular, Inc.	1,044	7,642
Merit Medical Systems, Inc.*	10,350	156,803
Misonix, Inc.*	600	8,016
Natus Medical, Inc.*	7,223	245,582

104

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
NuVasive, Inc.*	4,528	$185,195
OraSure Technologies, Inc.*	381	3,410
Orthofix International NV*	1,652	48,486
RTI Surgical, Inc.*	13,204	67,208
Symmetry Medical, Inc.*	10,512	104,069
Teleflex, Inc.	2,550	291,006
Tornier NV*	6,122	171,110

		3,296,597

Health Care Providers & Services 3.5%
Addus HomeCare Corp.*	1,031	20,486
Almost Family, Inc.*	1,742	51,284
Amedisys, Inc.*	10,347	270,057
AMN Healthcare Services, Inc.*	773	13,257
Amsurg Corp.*	6,879	371,535
BioScrip, Inc.*	10,685	69,025
BioTelemetry, Inc.*	350	2,936
Capital Senior Living Corp.*	793	17,842
Community Health Systems, Inc.*	13,912	764,743
Cross Country Healthcare, Inc.*	10,560	102,115
Ensign Group, Inc. (The)	2,603	100,788
Five Star Quality Care, Inc.*	11,300	46,669
Hanger, Inc.*	5,565	133,170
Healthways, Inc.*	6,807	105,509
IPC The Hospitalist Co., Inc.*	900	37,494
Kindred Healthcare, Inc.	14,154	307,850
LHC Group, Inc.*	4,529	110,281
LifePoint Hospitals, Inc.*	7,780	544,600
Magellan Health, Inc.*	6,611	400,098
MedCath Corp.* (a)	2,115	0
Molina Healthcare, Inc.*	3,418	166,252
National HealthCare Corp.	1,100	66,341
Omnicare, Inc.	5,910	393,547
Owens & Minor, Inc.	1,800	59,976
PDI, Inc.*	1,600	2,912
PharMerica Corp.*	9,446	271,006
Select Medical Holdings Corp.	21,613	311,659
SunLink Health Systems, Inc.*	700	1,225
Triple-S Management Corp., Class B*	6,848	151,615
Universal American Corp.*	21,648	201,759
VCA, Inc.*	4,365	198,913
WellCare Health Plans, Inc.*	2,623	178,023

		5,472,967

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	7,000	96,040
Arrhythmia Research Technology, Inc.*	200	1,290
MedAssets, Inc.*	8,062	174,623
Omnicell, Inc.*	5,297	171,146

		443,099

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 2.0%
Ambassadors Group, Inc.*	201	$713
Ark Restaurants Corp.	318	7,009
Belmond Ltd., Class A*	16,794	192,459
Biglari Holdings, Inc.*	511	178,421
BJ’s Restaurants, Inc.*	3,279	144,341
Bob Evans Farms, Inc.	1,923	93,938
Boyd Gaming Corp.*	13,332	153,985
Churchill Downs, Inc.	1,471	150,013
DineEquity, Inc.	2,973	264,478
Dover Motorsports, Inc.	1,000	2,320
Eldorado Resorts, Inc.*	1,630	6,716
Frisch’s Restaurants, Inc.	373	9,579
Gaming Partners International Corp.*	341	2,861
International Speedway Corp., Class A	6,532	204,647
Isle of Capri Casinos, Inc.*	6,811	50,606
Life Time Fitness, Inc.*	4,799	267,640
Luby’s, Inc.*	3,390	16,916
Marcus Corp. (The)	2,900	49,677
Marriott Vacations Worldwide Corp.	5,756	399,697
Monarch Casino & Resort, Inc.*	1,893	30,799
Penn National Gaming, Inc.*	5,921	77,506
RCI Hospitality Holdings, Inc.*	3,222	38,342
Red Lion Hotels Corp.*	1,000	5,670
Ruby Tuesday, Inc.*	16,029	123,103
Scientific Games Corp., Class A* (b)	10,234	120,454
Speedway Motorsports, Inc.	6,047	118,340
Wendy’s Co. (The)	55,201	442,712

		3,152,942

Household Durables 1.9%
Bassett Furniture Industries, Inc.	1,614	28,051
Beazer Homes USA, Inc.*	4,168	74,732
Cavco Industries, Inc.*	1,086	79,137
CSS Industries, Inc.	1,000	28,560
Dixie Group, Inc. (The)*	700	5,516
Emerson Radio Corp.	3,000	3,420
Ethan Allen Interiors, Inc.	2,552	72,222
Flexsteel Industries, Inc.	1,648	56,543
Helen of Troy Ltd.*	8,623	533,333
Hooker Furniture Corp.	2,384	36,451
KB Home(b)	1,674	26,349
La-Z-Boy, Inc.	8,142	186,126
Lifetime Brands, Inc.	2,956	50,577
M.D.C. Holdings, Inc.	7,182	175,384
M/I Homes, Inc.*	5,757	124,006
Meritage Homes Corp.*	5,800	213,382
NACCO Industries, Inc., Class A	1,972	115,500
Orleans Homebuilders, Inc.* (a)	1,500	0
Ryland Group, Inc. (The)	3,902	139,731
Skullcandy, Inc.*	7,551	62,975
Skyline Corp.*	1,050	3,843
Standard Pacific Corp.*	21,152	156,525
Stanley Furniture Co., Inc.*	2,120	6,148

105

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Toll Brothers, Inc.*	21,062	$672,931
Universal Electronics, Inc.*	1,672	95,120
William Lyon Homes, Class A*	1,684	39,843

		2,986,405

Household Products 0.3%
Central Garden and Pet Co.*	2,100	16,758
Central Garden and Pet Co., Class A*	6,539	56,170
Oil-Dri Corp. of America	461	13,913
Orchids Paper Products Co.	943	27,121
Spectrum Brands Holdings, Inc.	3,155	285,811

		399,773

Independent Power and Renewable Electricity Producers 0.4%
Dynegy, Inc.*	9,269	282,705
Genie Energy Ltd., Class B*	4,152	30,102
Ormat Technologies, Inc.	8,315	240,719

		553,526

Information Technology Services 1.1%
Acxiom Corp.*	2,399	45,197
CACI International, Inc., Class A*	3,439	282,995
Ciber, Inc.*	15,843	51,807
Convergys Corp.	18,583	374,819
CoreLogic, Inc.*	7,800	244,686
CSG Systems International, Inc.	2,071	54,902
Datalink Corp.*	3,720	47,058
Edgewater Technology, Inc.*	400	2,824
Euronet Worldwide, Inc.*	731	39,233
ExlService Holdings, Inc.*	560	15,674
Global Cash Access Holdings, Inc.*	6,400	46,656
Hackett Group, Inc. (The)	8,020	56,220
ManTech International Corp., Class A	3,611	101,686
ModusLink Global Solutions, Inc.*	4,527	15,844
NCI, Inc., Class A*	1,153	11,738
PRGX Global, Inc.*	3,216	17,013
StarTek, Inc.*	2,764	20,785
Sykes Enterprises, Inc.*	9,515	204,953
TeleTech Holdings, Inc.*	754	19,461

		1,653,551

Insurance 10.8%
Allied World Assurance Co. Holdings AG	10,611	403,218
Ambac Financial Group, Inc.*	1,108	25,351
American Equity Investment Life Holding Co.	14,026	362,011
American Financial Group, Inc.	10,330	618,044
American National Insurance Co.	2,668	304,365
AMERISAFE, Inc.	3,192	133,106
Argo Group International Holdings Ltd.	3,451	192,566
Aspen Insurance Holdings Ltd.	12,632	551,134
Assurant, Inc.	11,838	807,588
Assured Guaranty Ltd.	20,205	466,331
Axis Capital Holdings Ltd.	12,711	611,908

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Baldwin & Lyons, Inc., Class B	664	$17,875
Citizens, Inc.* (b)	3,876	28,256
CNO Financial Group, Inc.	45,012	816,068
Donegal Group, Inc., Class A	4,202	66,476
EMC Insurance Group, Inc.	1,463	46,875
Employers Holdings, Inc.	3,741	76,279
Endurance Specialty Holdings Ltd.	12,149	704,035
Enstar Group Ltd.*	878	130,005
FBL Financial Group, Inc., Class A	2,316	114,827
Federated National Holding Co.	2,182	73,010
First Acceptance Corp.*	3,404	8,714
First American Financial Corp.	12,918	391,674
Fortegra Financial Corp.*	1,500	14,820
Global Indemnity PLC*	2,101	60,887
Greenlight Capital Re Ltd., Class A*	2,702	87,680
Hallmark Financial Services, Inc.*	3,425	39,935
Hanover Insurance Group, Inc. (The)	9,149	612,434
HCC Insurance Holdings, Inc.	1,900	99,161
Hilltop Holdings, Inc.*	7,080	155,972
Horace Mann Educators Corp.	5,225	158,892
Independence Holding Co.	2,090	29,573
Investors Title Co.	330	24,733
Kemper Corp.	13,554	499,465
Maiden Holdings Ltd.	15,409	184,138
MBIA, Inc.*	53,019	517,465
Meadowbrook Insurance Group, Inc.	7,745	49,336
Mercury General Corp.	3,443	182,892
Montpelier Re Holdings Ltd.	4,370	144,822
National Interstate Corp.	2,160	61,430
National Western Life Insurance Co., Class A	223	60,433
Navigators Group, Inc. (The)*	2,405	163,756
Old Republic International Corp.	28,506	421,034
OneBeacon Insurance Group Ltd., Class A	1,800	28,674
PartnerRe Ltd.	5,959	689,397
Phoenix Cos., Inc. (The)*	919	54,552
Platinum Underwriters Holdings Ltd.	7,759	485,946
Primerica, Inc.	4,184	214,012
ProAssurance Corp.	3,785	177,062
Protective Life Corp.	13,511	941,446
Reinsurance Group of America, Inc.	8,212	691,861
RenaissanceRe Holdings Ltd.	3,731	385,524
RLI Corp.	2,544	126,157
Safety Insurance Group, Inc.	2,402	149,837
Selective Insurance Group, Inc.	6,107	157,683
StanCorp Financial Group, Inc.	7,203	501,041
State Auto Financial Corp.	3,671	76,834
Stewart Information Services Corp.	6,975	246,357
Symetra Financial Corp.	22,081	523,320
United Fire Group, Inc.	5,098	165,583
Universal Insurance Holdings, Inc.	1,949	34,108
Validus Holdings Ltd.	10,122	402,653
White Mountains Insurance Group Ltd.	567	354,330

		16,924,951

106

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	6,313	$50,693
FTD Cos., Inc.*	5,619	197,676
Gaiam, Inc., Class A*	605	4,580
Geeknet, Inc.*	840	8,140
Hollywood Media Corp.*	1,736	1,927
Lands’ End, Inc.*	995	47,233
Liberty TripAdvisor Holdings, Inc.*	1,686	53,244
Liberty Ventures, Series A*	4,338	152,264
Shutterfly, Inc.*	2,100	87,843
ValueVision Media, Inc., Class A*	7,113	40,259

		643,859

Internet Software & Services 1.3%
AOL, Inc.*	11,184	486,840
Bankrate, Inc.*	7,233	78,550
Blucora, Inc.*	9,727	164,873
BroadVision, Inc.*	530	4,219
Dealertrack Technologies, Inc.*	2,134	100,405
Dice Holdings, Inc.*	9,958	99,281
Digital River, Inc.*	10,641	272,090
EarthLink Holdings Corp.	27,776	99,438
Internap Network Services Corp.*	6,047	48,436
IntraLinks Holdings, Inc.*	13,803	119,258
Limelight Networks, Inc.*	16,512	40,289
Marchex, Inc., Class B	5,787	22,164
Monster Worldwide, Inc.*	28,853	111,373
Perficient, Inc.*	4,670	77,429
QuinStreet, Inc.*	10,657	43,161
RealNetworks, Inc.*	8,708	60,085
Reis, Inc.	961	22,487
Support.com, Inc.*	3,456	7,361
TechTarget, Inc.*	2,129	20,311
TheStreet, Inc.	8,732	19,996
XO Group, Inc.*	7,450	94,839

		1,992,885

Leisure Products 0.2%
Callaway Golf Co.	23,624	185,212
Escalade, Inc.	1,700	19,448
JAKKS Pacific, Inc.* (b)	744	4,747
Johnson Outdoors, Inc., Class A	910	27,346
LeapFrog Enterprises, Inc.*	12,323	65,558

		302,311

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.* (b)	22,911	206,428
Albany Molecular Research, Inc.*	2,893	67,291
Bio-Rad Laboratories, Inc., Class A*	2,330	262,871
Cambrex Corp.*	2,077	43,783
Harvard Bioscience, Inc.*	8,872	42,586

		622,959

Common Stocks (continued)

	Shares	Market Value

Machinery 3.0%
Actuant Corp., Class A	3,814	$120,866
AGCO Corp.	10,476	464,192
Alamo Group, Inc.	3,290	140,944
Albany International Corp., Class A	4,353	164,456
Altra Industrial Motion Corp.	1,766	55,664
American Railcar Industries, Inc.	3,556	234,020
Astec Industries, Inc.	4,508	170,898
Barnes Group, Inc.	9,800	358,288
Blount International, Inc.*	914	13,993
Briggs & Stratton Corp.	11,092	224,169
CIRCOR International, Inc.	1,231	92,510
Columbus McKinnon Corp.	2,396	68,166
Douglas Dynamics, Inc.	3,542	73,426
Dynamic Materials Corp.	3,442	62,679
Eastern Co. (The)	399	6,512
EnPro Industries, Inc.*	3,189	205,786
ESCO Technologies, Inc.	4,475	170,139
Federal Signal Corp.	7,250	102,950
FreightCar America, Inc.	3,335	109,955
Gencor Industries, Inc.*	499	4,835
Greenbrier Cos., Inc. (The) (b)	5,289	330,774
Hardinge, Inc.	3,600	40,392
Hurco Cos., Inc.	1,343	51,746
Hyster-Yale Materials Handling, Inc.	1,391	109,180
Kadant, Inc.	600	24,804
Kennametal, Inc.	4,554	175,830
Key Technology, Inc.*	300	3,972
LB Foster Co., Class A	1,727	93,413
LS Starrett Co. (The), Class A	690	10,198
Lydall, Inc.*	1,800	55,674
MFRI, Inc.*	700	6,384
Miller Industries, Inc.	3,923	77,558
Mueller Industries, Inc.	3,434	111,468
NN, Inc.	4,118	102,950
PMFG, Inc.*	3,719	19,562
RBC Bearings, Inc.	1,004	60,993
Standex International Corp.	1,572	135,585
Supreme Industries, Inc., Class A	112	745
Tecumseh Products Co.*	3,927	14,491
Titan International, Inc. (b)	7,730	81,629
TriMas Corp.*	2,445	77,409
Trinity Industries, Inc.	1,685	60,171
Twin Disc, Inc.	800	20,816
Wabash National Corp.*	1,200	12,360
Watts Water Technologies, Inc., Class A	3,888	235,729

		4,758,281

Marine 0.2%
Baltic Trading Ltd. (b)	6,604	24,765
International Shipholding Corp.	1,527	30,601
Knightsbridge Shipping Ltd. (b)	7,701	67,615
Matson, Inc.	6,764	192,706
Ultrapetrol (Bahamas) Ltd.*	8,916	26,837

		342,524

107

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 1.2%
AH Belo Corp., Class A	5,287	$60,853
Ballantyne Strong, Inc.*	3,804	17,080
Central European Media Enterprises Ltd., Class A* (b)	20,652	50,184
Cumulus Media, Inc., Class A*	33,273	128,434
DreamWorks Animation SKG, Inc., Class A*	14,906	332,106
E.W. Scripps Co. (The), Class A*	10,873	208,762
Entercom Communications Corp., Class A*	7,800	80,184
Gray Television, Inc.*	18,869	174,350
Harte-Hanks, Inc.	15,557	101,276
Journal Communications, Inc., Class A*	11,661	114,394
Martha Stewart Living Omnimedia, Inc., Class A*	1,415	6,127
Media General, Inc.*	4,890	73,057
Meredith Corp.	5,055	263,568
Orchard Enterprises, Inc.* (a)	200	0
Radio One, Inc., Class D*	7,300	18,177
Saga Communications, Inc., Class A	533	21,373
Salem Communications Corp., Class A	4,000	30,840
Scholastic Corp.	1,234	42,955
Sizmek, Inc.*	5,632	32,271
Time, Inc.*	3,534	79,833

		1,835,824

Metals & Mining 4.2%
Allegheny Technologies, Inc.	11,968	393,149
AM Castle & Co.* (b)	5,579	41,006
Ampco-Pittsburgh Corp.	2,015	43,907
Carpenter Technology Corp.	2,033	101,752
Century Aluminum Co.*	28,344	829,912
Cliffs Natural Resources, Inc. (b)	16,627	186,721
Coeur Mining, Inc.*	21,453	79,376
Commercial Metals Co.	35,969	621,904
Friedman Industries, Inc.	1,708	13,049
Haynes International, Inc.	1,062	49,372
Hecla Mining Co.	31,841	69,413
Horsehead Holding Corp.*	14,271	224,197
Kaiser Aluminum Corp.	3,058	212,684
Materion Corp.	6,595	260,173
McEwen Mining, Inc.* (b)	21,808	27,042
Noranda Aluminum Holding Corp.	8,038	35,447
Olympic Steel, Inc.	2,883	58,006
Reliance Steel & Aluminum Co.	9,271	625,607
Royal Gold, Inc.	1,298	74,181
RTI International Metals, Inc.*	6,559	154,464
Schnitzer Steel Industries, Inc., Class A	8,952	210,820
Steel Dynamics, Inc.	31,400	722,514
Stillwater Mining Co.*	20,991	275,612
SunCoke Energy, Inc.*	14,908	356,301
Synalloy Corp.	400	6,460
TimkenSteel Corp.	1,610	65,334
United States Steel Corp.	17,093	684,404
Universal Stainless & Alloy Products, Inc.*	2,462	63,298

		6,486,105

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 0.6%
Dillard’s, Inc., Class A	6,260	$662,058
Fred’s, Inc., Class A	8,647	135,758
Gordmans Stores, Inc.*	2,434	7,667
J.C. Penney Co., Inc.* (b)	26,772	203,735

		1,009,218

Oil, Gas & Consumable Fuels 4.5%
Adams Resources & Energy, Inc.	928	39,022
Alon USA Energy, Inc.	11,971	192,015
Alpha Natural Resources, Inc.* (b)	47,977	94,035
Approach Resources, Inc.* (b)	3,447	34,125
Arch Coal, Inc. (b)	17,118	36,975
Bill Barrett Corp.*	6,715	102,068
Bonanza Creek Energy, Inc.*	381	17,236
BPZ Resources, Inc.* (b)	24,002	29,763
Callon Petroleum Co.*	12,330	80,885
Carrizo Oil & Gas, Inc.*	1,300	67,522
Clayton Williams Energy, Inc.*	2,805	233,208
Cloud Peak Energy, Inc.*	10,788	129,132
Comstock Resources, Inc.	13,801	163,404
Contango Oil & Gas Co.*	2,718	99,397
Delek US Holdings, Inc.	13,041	441,960
Denbury Resources, Inc.	21,886	271,386
DHT Holdings, Inc.	1,056	7,033
Emerald Oil, Inc.* (b)	13,319	42,354
Energy XXI (Bermuda) Ltd. (b)	12,770	98,201
Escalera Resources Co.*	3,400	3,842
GasLog Ltd.	763	15,886
Gastar Exploration, Inc.*	7,400	29,600
Green Plains, Inc.	9,109	311,528
Harvest Natural Resources, Inc.*	10,400	38,688
HKN, Inc.*	46	2,852
LinnCo LLC (b)	12,177	291,883
Lucas Energy, Inc.*	3,707	1,337
Magnum Hunter Resources Corp.* (a)(b)	1,235	0
Midstates Petroleum Co., Inc.* (b)	1,883	5,593
Newfield Exploration Co.*	16,389	534,445
Nordic American Tankers Ltd.	457	3,862
Northern Oil and Gas, Inc.* (b)	10,054	113,610
Overseas Shipholding Group, Inc.*	3,400	17,510
PBF Energy, Inc., Class A	2,947	76,828
PDC Energy, Inc.*	6,710	293,361
Peabody Energy Corp. (b)	28,065	292,718
Penn Virginia Corp.*	21,218	181,838
QEP Resources, Inc.	18,449	462,516
Renewable Energy Group, Inc.*	11,439	120,453
Rex Energy Corp.*	12,676	99,380
Rosetta Resources, Inc.*	1,038	39,475
SandRidge Energy, Inc.* (b)	43,224	168,574
Scorpio Tankers, Inc. (b)	15,518	135,472
Ship Finance International Ltd. (b)	9,817	168,754
Stone Energy Corp.*	11,501	281,775
Swift Energy Co.* (b)	7,500	51,375

108

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Triangle Petroleum Corp.* (b)	25,328	$196,292
VAALCO Energy, Inc.*	16,300	120,946
W&T Offshore, Inc.	15,600	141,804
Warren Resources, Inc.*	20,727	71,715
World Fuel Services Corp.	1,723	71,057
WPX Energy, Inc.*	23,545	450,180

		6,974,870

Paper & Forest Products 1.2%
Boise Cascade Co.*	3,139	113,192
Clearwater Paper Corp.*	2,700	173,745
Domtar Corp.	16,668	684,555
KapStone Paper and Packaging Corp.*	611	18,794
Louisiana-Pacific Corp.*	21,835	318,791
Mercer International, Inc.*	9,600	120,768
Neenah Paper, Inc.	2,214	135,076
P.H. Glatfelter Co.	3,742	94,411
Resolute Forest Products, Inc.*	12,249	227,342
Schweitzer-Mauduit International, Inc.	1,047	45,084

		1,931,758

Personal Products 0.1%
CCA Industries, Inc.*	500	1,700
Inter Parfums, Inc.	1,134	32,205
Mannatech, Inc.*	180	2,623
Nutraceutical International Corp.*	2,121	47,680

		84,208

Pharmaceuticals 0.4%
Cumberland Pharmaceuticals, Inc.*	3,851	18,870
Impax Laboratories, Inc.*	3,500	101,395
Medicines Co. (The)*	1,647	41,702
Paratek Pharmaceuticals, Inc.	103	1,675
Pernix Therapeutics Holdings, Inc.*	2,284	22,269
POZEN, Inc.*	1,079	9,786
Prestige Brands Holdings, Inc.*	8,368	296,395
SciClone Pharmaceuticals, Inc.*	9,673	73,902

		565,994

Professional Services 1.5%
Barrett Business Services, Inc.	444	10,438
CBIZ, Inc.*	14,178	130,863
CDI Corp.	3,055	52,515
CRA International, Inc.*	1,679	50,370
Franklin Covey Co.*	3,598	70,557
FTI Consulting, Inc.*	9,462	382,076
GP Strategies Corp.*	4,123	136,719
Heidrick & Struggles International, Inc.	3,433	71,475
Hill International, Inc.*	5,280	20,486
Hudson Global, Inc.*	6,850	23,359
Huron Consulting Group, Inc.*	1,172	81,583
ICF International, Inc.*	4,900	178,066

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Kelly Services, Inc., Class A	12,514	$220,622
Korn/Ferry International*	9,135	255,141
Mistras Group, Inc.*	2,616	43,138
Navigant Consulting, Inc.*	10,803	166,258
On Assignment, Inc.*	2,103	61,197
Pendrell Corp.*	15,303	25,556
RCM Technologies, Inc.*	400	3,016
Resources Connection, Inc.	10,511	162,605
RPX Corp.*	3,385	47,559
Volt Information Sciences, Inc.*	1,900	15,751
VSE Corp.	1,299	78,304

		2,287,654

Real Estate Investment Trusts (REITs) 0.0%†
Geo Group, Inc. (The)	1,804	72,052

Real Estate Management & Development 0.3%
Alexander & Baldwin, Inc.	7,464	298,784
AV Homes, Inc.*	2,103	31,524
Consolidated-Tomoka Land Co.	733	38,255
Forestar Group, Inc.*	6,786	118,416
Griffin Land & Nurseries, Inc.	535	13,990

		500,969

Road & Rail 1.8%
AMERCO	700	189,784
ArcBest Corp.	7,253	280,691
Avis Budget Group, Inc.*	5,200	289,900
Celadon Group, Inc.	3,854	74,999
Con-way, Inc.	6,600	286,242
Covenant Transportation Group, Inc., Class A*	1,851	38,390
Genesee & Wyoming, Inc., Class A*	4,250	408,850
Knight Transportation, Inc.	4,100	119,966
Marten Transport Ltd.	10,682	209,581
PAM Transportation Services, Inc.*	1,172	50,372
Patriot Transportation Holding, Inc.*	468	19,824
Roadrunner Transportation Systems, Inc.*	2,646	54,534
Ryder System, Inc.	6,066	536,659
Saia, Inc.*	2,100	102,942
USA Truck, Inc.*	1,450	24,505
Werner Enterprises, Inc.	4,194	115,503

		2,802,742

Semiconductors & Semiconductor Equipment 5.1%
Advanced Energy Industries, Inc.*	7,773	153,750
Alpha & Omega Semiconductor Ltd.*	1,600	14,832
Amkor Technology, Inc.*	12,471	84,553
Amtech Systems, Inc.*	3,315	34,907
ANADIGICS, Inc.*	6,380	4,530
Audience, Inc.*	1,731	6,457
Axcelis Technologies, Inc.*	25,191	54,916
AXT, Inc.*	4,715	11,127
Brooks Automation, Inc.	23,201	286,068

109

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
BTU International, Inc.*	900	$2,997
Cascade Microtech, Inc.*	1,518	16,303
CEVA, Inc.*	2,519	41,060
Cirrus Logic, Inc.*	4,300	82,990
Cohu, Inc.	5,275	53,805
CyberOptics Corp.*	400	3,660
Diodes, Inc.*	5,923	152,991
DSP Group, Inc.*	3,913	37,917
Entegris, Inc.*	9,646	130,993
Entropic Communications, Inc.*	17,735	44,337
Exar Corp.*	6,231	59,506
Fairchild Semiconductor International, Inc.*	30,633	470,217
First Solar, Inc.*	3,982	234,540
FormFactor, Inc.*	15,783	125,791
GigOptix, Inc.*	427	534
GSI Technology, Inc.*	2,857	13,742
Inphi Corp.*	2,021	31,285
Integrated Device Technology, Inc.*	18,322	300,664
Integrated Silicon Solution, Inc.	7,289	98,985
International Rectifier Corp.*	14,824	589,550
Intersil Corp., Class A	26,055	346,271
IXYS Corp.	8,521	99,440
Kopin Corp.*	16,121	61,260
Kulicke & Soffa Industries, Inc.*	21,784	314,125
Lattice Semiconductor Corp.*	36,515	245,016
Magnachip Semiconductor Corp.*	4,640	51,643
Microsemi Corp.*	6,600	172,062
MKS Instruments, Inc.	14,152	515,133
Nanometrics, Inc.*	2,920	39,537
NeoPhotonics Corp.*	6,970	22,583
OmniVision Technologies, Inc.*	15,043	402,852
Peregrine Semiconductor Corp.*	1,700	21,131
Pericom Semiconductor Corp.*	5,847	63,908
Photronics, Inc.*	13,655	122,758
PMC-Sierra, Inc.*	14,492	112,893
Rubicon Technology, Inc.* (b)	5,791	25,654
Rudolph Technologies, Inc.*	10,314	90,557
Sigma Designs, Inc.*	8,961	35,754
Silicon Image, Inc.*	11,945	64,025
Silicon Laboratories, Inc.*	866	39,481
Spansion, Inc., Class A*	8,299	170,793
Tessera Technologies, Inc.	11,066	336,296
TriQuint Semiconductor, Inc.*	43,600	943,068
Ultra Clean Holdings, Inc.*	5,880	51,626
Ultratech, Inc.*	3,123	59,743
Veeco Instruments, Inc.*	8,622	310,306
Xcerra Corp.*	8,408	71,384

		7,932,306

Software 1.0%
Aware, Inc.	1,965	8,489
BSQUARE Corp.*	700	2,737
Compuware Corp.	11,351	115,213

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Covisint Corp.*	1,591	$4,599
EnerNOC, Inc.*	4,864	71,841
Epiq Systems, Inc.	6,249	100,234
ePlus, Inc.*	892	54,474
GSE Systems, Inc.*	2,512	3,793
Mentor Graphics Corp.	7,735	163,905
Progress Software Corp.*	4,660	120,694
Rosetta Stone, Inc.*	2,890	27,657
Rovi Corp.*	19,914	415,804
Seachange International, Inc.*	5,351	36,173
Smith Micro Software, Inc.*	5,832	5,715
Take-Two Interactive Software, Inc.*	6,914	182,875
TeleCommunication Systems, Inc., Class A*	18,228	52,497
Telenav, Inc.*	6,500	46,930
Zynga, Inc., Class A*	80,270	204,689

		1,618,319

Specialty Retail 3.1%
Aaron’s, Inc.	12,312	304,845
Abercrombie & Fitch Co., Class A	5,740	192,175
America’s Car-Mart, Inc.*	1,788	82,212
Ascena Retail Group, Inc.*	10,719	133,452
Barnes & Noble, Inc.*	16,595	362,103
bebe stores, inc.	25,478	58,345
Big 5 Sporting Goods Corp.	1,914	23,561
Books-A-Million, Inc.*	1,900	2,755
Brown Shoe Co., Inc.	7,063	187,805
Build-A-Bear Workshop, Inc.*	5,216	88,411
Cato Corp. (The), Class A	780	27,823
Chico’s FAS, Inc.	7,802	117,654
Children’s Place, Inc. (The)	500	24,625
Christopher & Banks Corp.*	6,160	40,225
Citi Trends, Inc.*	4,976	112,706
Conn’s, Inc.*	300	9,333
Destination XL Group, Inc.*	7,900	41,396
Finish Line, Inc. (The), Class A	2,700	71,469
Genesco, Inc.*	1,600	122,704
Group 1 Automotive, Inc.	6,491	554,526
Guess?, Inc.	8,015	177,693
Haverty Furniture Cos., Inc.	4,796	105,560
hhgregg, Inc.*	6,217	32,204
Kirkland’s, Inc.*	2,446	43,539
MarineMax, Inc.*	7,037	134,899
Men’s Wearhouse, Inc. (The)	8,345	392,465
Murphy USA, Inc.*	1,175	67,328
New York & Co., Inc.*	7,295	23,855
Office Depot, Inc.*	16,871	88,067
Penske Automotive Group, Inc.	406	18,367
Pep Boys-Manny, Moe & Jack (The)*	12,500	119,125
Perfumania Holdings, Inc.*	220	1,353
RadioShack Corp.* (b)	13,079	12,033
Rent-A-Center, Inc.	12,897	399,420
Shoe Carnival, Inc.	5,581	102,690

110

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Sonic Automotive, Inc., Class A	2,981	$74,197
Stage Stores, Inc.	3,300	55,671
Stein Mart, Inc.	8,627	115,429
Systemax, Inc.*	3,470	53,091
Tandy Leather Factory, Inc.	1,309	12,095
Trans World Entertainment Corp.	2,150	7,095
Vitamin Shoppe, Inc.*	1,333	62,558
West Marine, Inc.*	3,667	36,083
Zumiez, Inc.*	2,746	91,662

		4,784,604

Technology Hardware, Storage & Peripherals 0.9%
Astro-Med, Inc.	765	10,259
Avid Technology, Inc.*	8,155	81,958
Electronics For Imaging, Inc.*	6,990	319,583
Hutchinson Technology, Inc.*	4,426	15,801
Imation Corp.*	6,274	18,383
Intevac, Inc.*	4,194	31,035
Lexmark International, Inc., Class A	8,866	382,656
QLogic Corp.*	19,088	225,429
Qumu Corp.*	1,801	26,943
Super Micro Computer, Inc.*	10,176	325,225
Transact Technologies, Inc.	1,096	6,280

		1,443,552

Textiles, Apparel & Luxury Goods 1.2%
Charles & Colvard Ltd.* (b)	3,368	9,801
Columbia Sportswear Co.	6,296	242,648
Crocs, Inc.*	3,444	40,226
Culp, Inc.	1,828	34,677
Delta Apparel, Inc.*	158	1,659
G-III Apparel Group Ltd.*	429	34,041
Iconix Brand Group, Inc.*	15,064	602,711
Lakeland Industries, Inc.*	200	2,820
Movado Group, Inc.	3,816	134,705
Perry Ellis International, Inc.*	4,123	84,315
Quiksilver, Inc.* (b)	10,286	18,001
Rocky Brands, Inc.	1,932	25,386
Skechers U.S.A., Inc., Class A*	9,087	497,513
Superior Uniform Group, Inc.	862	20,688
Unifi, Inc.*	2,451	68,554
Wolverine World Wide, Inc.	3,593	97,514

		1,915,259

Thrifts & Mortgage Finance 2.8%
Astoria Financial Corp.	22,703	298,545
Atlantic Coast Financial Corp.*	235	968
Bank Mutual Corp.	8,483	55,903
BankFinancial Corp.	4,079	48,663
BBX Capital Corp., Class A*	1,778	32,715
Beneficial Mutual Bancorp, Inc.*	6,207	83,360
Berkshire Hills Bancorp, Inc.	5,839	150,529

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Brookline Bancorp, Inc.	20,871	$200,153
Cape Bancorp, Inc.	600	5,346
Capitol Federal Financial, Inc.	22,999	294,617
Clifton Bancorp, Inc.	2,855	37,172
Dime Community Bancshares, Inc.	4,847	76,340
Doral Financial Corp.* (b)	1,843	10,708
ESB Financial Corp.	837	15,618
ESSA Bancorp, Inc.	2,745	31,540
EverBank Financial Corp.	7,426	142,208
Federal Agricultural Mortgage Corp., Class C	2,150	71,595
First Defiance Financial Corp.	1,726	52,867
First Financial Northwest, Inc.	4,800	55,680
First Place Financial Corp.* (a)	367	0
Flagstar Bancorp, Inc.*	9,056	142,360
Fox Chase Bancorp, Inc.	1,341	21,966
Franklin Financial Corp.*	1,418	29,438
HF Financial Corp.	155	2,106
Hingham Institution for Savings	82	6,783
Home Bancorp, Inc.*	983	22,403
HomeStreet, Inc.	583	10,156
HopFed Bancorp, Inc.	12	137
Hudson City Bancorp, Inc.	14,205	137,078
Kearny Financial Corp.*	544	7,747
Louisiana Bancorp, Inc.	600	12,528
Meta Financial Group, Inc.	702	26,332
Northeast Community Bancorp, Inc.	300	2,100
Northfield Bancorp, Inc.	16,766	238,748
Northwest Bancshares, Inc.	12,876	165,199
OceanFirst Financial Corp.	2,296	38,045
Oneida Financial Corp.	845	11,078
Oritani Financial Corp.	5,415	79,980
People’s United Financial, Inc.	40,921	598,265
Provident Financial Holdings, Inc.	1,200	17,496
Provident Financial Services, Inc.	7,627	139,040
Pulaski Financial Corp.	573	6,859
Riverview Bancorp, Inc.*	5,811	23,651
SI Financial Group, Inc.	1,087	12,001
Simplicity Bancorp, Inc.	1,080	17,896
Southern Missouri Bancorp, Inc.	299	11,054
Territorial Bancorp, Inc.	1,130	24,272
TrustCo Bank Corp.	12,974	94,710
United Community Financial Corp.	10,202	52,234
United Financial Bancorp, Inc.	6,168	86,537
Walker & Dunlop, Inc.*	2,658	42,820
Washington Federal, Inc.	20,793	453,911
Waterstone Financial, Inc.	3,065	37,516
Westfield Financial, Inc.	6,098	43,113
WSFS Financial Corp.	768	60,403

		4,340,489

111

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Tobacco 0.1%
Alliance One International, Inc.*	25,394	$51,550
Universal Corp.	3,217	143,156

		194,706

Trading Companies & Distributors 1.9%
Aceto Corp.	2,430	55,258
Air Lease Corp.	9,793	358,326
Aircastle Ltd.	3,600	68,688
Applied Industrial Technologies, Inc.	2,205	107,626
Beacon Roofing Supply, Inc.*	5,115	141,532
CAI International, Inc.*	3,088	65,002
GATX Corp.	10,900	691,060
H&E Equipment Services, Inc.	1,930	72,163
Houston Wire & Cable Co.	5,159	69,956
Kaman Corp.	1,469	63,255
Lawson Products, Inc.*	1,726	41,562
MRC Global, Inc.*	7,229	152,026
Rush Enterprises, Inc., Class A*	7,111	270,929
TAL International Group, Inc.*	9,079	391,577
Titan Machinery, Inc.* (b)	5,779	79,519
WESCO International, Inc.*	3,306	272,448
Willis Lease Finance Corp.*	606	13,823

		2,914,750

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	1,900	33,725

Water Utilities 0.0%†
Consolidated Water Co., Ltd. (b)	4,041	48,452

Wireless Telecommunication Services 0.4%
Boingo Wireless, Inc.*	1,766	12,380
Shenandoah Telecommunications Co.	3,798	112,383
Spok Holdings, Inc.	5,414	87,923
Telephone & Data Systems, Inc.	12,658	324,551
United States Cellular Corp.*	2,275	82,855

		620,092

Total Common Stocks (cost $127,798,845)		157,160,520

Rights 0.0%†

	Number of Rights

Multiline Retail 0.0%†
Sears Holdings Corp., expiring 11/7/2014* (b)	6,451	155

Rights (continued)

	Number of Rights	Market Value

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (a)	11,649	$29,355

Total Rights (cost $ — )		29,510

Warrant 0.0%†

	Number of Warrants

Health Care Equipment & Supplies 0.0%†
PhotoMedex, Inc., expiring 12/13/14* (a)(c)	60	0

Total Warrant (cost $ — )		0

Mutual Fund 0.4%

	Shares

Money Market Fund 0.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.08% (d)(e)	631,366	631,366

Total Mutual Fund (cost $631,366)		631,366

Repurchase Agreement 2.8%(f)

	Principal Amount

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $4,389,291, collateralized by U.S. Treasury Notes ranging from 0.25% - 1.25%, maturing 11/30/15 - 11/30/18; total market value $4,477,047. (e)	$4,389,262	4,389,262

Total Repurchase Agreement (cost $4,389,262)		4,389,262

Total Investments (cost $132,819,473) (g) — 103.8%		162,210,658

Liabilities in excess of other assets — (3.8%)		(5,956,340)

NET ASSETS — 100.0%		$156,254,318

112

Statement of Investments (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund (Continued)

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	The security or a portion of this security is on loan at October 31, 2014. The total value of securities on loan at October 31, 2014 was $4,877,862.

(c)	Illiquid security.

(d)	Represents 7-day effective yield as of October 31, 2014.

(e)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2014 was $5,020,628.

(f)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

113

Statement of Assets and Liabilities

October 31, 2014

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value* (cost $128,430,211)	$157,821,396
Repurchase agreement, at value (cost $4,389,262)	4,389,262

Total Investments, at value (total cost $132,819,473)	162,210,658

Cash	1,644,883
Dividends receivable	45,724
Security lending income receivable	7,394
Receivable for investments sold	1,308,685
Receivable for capital shares issued	215,977
Prepaid expenses	27,091

Total Assets	165,460,412

Liabilities:
Payable for investments purchased	107,758
Payable for capital shares redeemed	3,892,070
Payable upon return of securities loaned (Note 2)	5,020,628
Accrued expenses and other payables:
Investment advisory fees	111,048
Fund administration fees	11,103
Distribution fees	6,461
Administrative servicing fees	31,915
Accounting and transfer agent fees	4,001
Trustee fees	441
Custodian fees	482
Compliance program costs (Note 3)	50
Professional fees	14,419
Printing fees	5,213
Other	505

Total Liabilities	9,206,094

Net Assets	$156,254,318

Represented by:
Capital	$107,872,950
Accumulated distributions in excess of net investment loss	(42,826)
Accumulated net realized gains from investments	19,033,009
Net unrealized appreciation/(depreciation) from investments	29,391,185

Net Assets	$156,254,318

Net Assets:
Class A Shares	$15,415,654
Class C Shares	4,059,732
Institutional Service Class Shares	134,292,405
Institutional Class Shares	2,486,527

Total	$156,254,318

*	Includes value of securities on loan of $4,877,862 (Note 2).

114

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide U.S. Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,011,333
Class C Shares	275,683
Institutional Service Class Shares	8,767,902
Institutional Class Shares	160,466

Total	10,215,384

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.24
Class C Shares (b)	$14.73
Institutional Service Class Shares	$15.32
Institutional Class Shares	$15.50
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.17

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

115

Statement of Operations

For the Year Ended October 31, 2014

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,847,717
Income from securities lending (Note 2)	89,481
Interest income	347
Foreign tax withholding	(71)

Total Income	1,937,474

EXPENSES:
Investment advisory fees	1,541,963
Fund administration fees	132,963
Distribution fees Class A	48,406
Distribution fees Class C	34,959
Administrative servicing fees Class A	16,207
Administrative servicing fees Class C	2,453
Administrative servicing fees Institutional Service Class	342,769
Registration and filing fees	49,072
Professional fees	44,571
Printing fees	20,539
Trustee fees	4,778
Custodian fees	6,359
Accounting and transfer agent fees	17,449
Compliance program costs (Note 3)	443
Other	5,752

Total expenses before earnings credit and expenses reimbursed	2,268,683

Earnings credit (Note 4)	(83)
Expenses reimbursed by adviser (Note 3)	(54,458)

Net Expenses	2,214,142

NET INVESTMENT LOSS	(276,668)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	19,186,097
Net change in unrealized appreciation/(depreciation) from investments	(6,505,084)

Net realized/unrealized gains from investments	12,681,013

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,404,345

The accompanying notes are an integral part of these financial statements.

116

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income/(loss)	$(276,668)	$416,778
Net realized gains from investments	19,186,097	8,028,075
Net change in unrealized appreciation/(depreciation) from investments	(6,505,084)	30,304,294

Change in net assets resulting from operations	12,404,345	38,749,147

Distributions to Shareholders From:
Net investment income:
Class A	–	(12,049)
Class C	–	–
Institutional Service Class	–	(633,028)
Institutional Class	–	(452)
Net realized gains:
Class A	(804,135)	(38,188)
Class C	(154,010)	(18,306)
Institutional Service Class	(6,903,756)	(1,884,739)
Institutional Class	(95,852)	(1,052)

Change in net assets from shareholder distributions	(7,957,753)	(2,587,814)

Change in net assets from capital transactions	(639,670)	19,497,683

Change in net assets	3,806,922	55,659,016

Net Assets:
Beginning of year	152,447,396	96,788,380

End of year	$156,254,318	$152,447,396

Accumulated distributions in excess of net investment income at end of year	$(42,826)	$(44,415)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,279,302	$13,362,089
Dividends reinvested	565,547	47,761
Cost of shares redeemed	(17,676,048)	(2,487,489)

Total Class A Shares	1,168,801	10,922,361

Class C Shares
Proceeds from shares issued	2,259,410	1,320,303
Dividends reinvested	114,427	17,167
Cost of shares redeemed	(767,726)	(170,630)

Total Class C Shares	1,606,111	1,166,840

Institutional Service Class Shares
Proceeds from shares issued	30,933,595	22,268,396
Dividends reinvested	6,861,768	2,517,767
Cost of shares redeemed	(41,646,140)	(19,157,428)

Total Institutional Service Class Shares	(3,850,777)	5,628,735

117

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$1,748,360	$1,904,289
Dividends reinvested	95,852	1,504
Cost of shares redeemed	(1,408,017)	(126,046)

Total Institutional Class Shares	436,195	1,779,747

Change in net assets from capital transactions	$(639,670)	$19,497,683

SHARE TRANSACTIONS:
Class A Shares
Issued	1,208,982	968,999
Reinvested	38,525	4,225
Redeemed	(1,181,472)	(185,554)

Total Class A Shares	66,035	787,670

Class C Shares
Issued	154,142	97,243
Reinvested	8,019	1,550
Redeemed	(52,730)	(13,402)

Total Class C Shares	109,431	85,391

Institutional Service Class Shares
Issued	2,046,413	1,731,239
Reinvested	465,520	222,234
Redeemed	(2,728,143)	(1,480,207)

Total Institutional Service Class Shares	(216,210)	473,266

Institutional Class Shares
Issued	114,424	136,291
Reinvested	6,442	131
Redeemed	(92,561)	(8,840)

Total Institutional Class Shares	28,305	127,582

Total change in shares	(12,439)	1,473,909

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

118

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$14.86	(0.03)	1.19	1.16	–	(0.78)	–	(0.78)	$15.24	7.99%	$15,415,654	1.42%	(0.22%	)	1.46%	23.65%
Year Ended October 31, 2013 (d)	$11.02	–	4.12	4.12	(0.07)	(0.21)	–	(0.28)	$14.86	38.22%	$14,048,236	1.39%	–		1.44%	19.48%
Year Ended October 31, 2012 (d)	$9.93	0.02	1.35	1.37	–	(0.28)	–	(0.28)	$11.02	14.30%	$1,737,594	1.38%	0.20%		1.49%	11.76%
Year Ended October 31, 2011 (d)	$9.50	(0.02)	0.45	0.43	–	–	–	–	$9.93	4.53%	$1,770,283	1.38%	(0.21%	)	1.59%	17.88%
Year Ended October 31, 2010 (d)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	$9.50	24.59%	$102,698	1.36%	(0.18%	)	1.75%	20.25%

Class C Shares
Year Ended October 31, 2014 (d)	$14.48	(0.14)	1.17	1.03	–	(0.78)	–	(0.78)	$14.73	7.27%	$4,059,732	2.16%	(0.97%	)	2.19%	23.65%
Year Ended October 31, 2013 (d)	$10.75	(0.06)	4.00	3.94	–	(0.21)	–	(0.21)	$14.48	37.31%	$2,407,598	2.09%	(0.48%	)	2.14%	19.48%
Year Ended October 31, 2012 (d)	$9.76	(0.05)	1.32	1.27	–	(0.28)	–	(0.28)	$10.75	13.50%	$869,607	2.09%	(0.51%	)	2.20%	11.76%
Year Ended October 31, 2011 (d)	$9.41	(0.09)	0.44	0.35	–	–	–	–	$9.76	3.72%	$853,527	2.09%	(0.90%	)	2.29%	17.88%
Year Ended October 31, 2010 (d)	$7.60	(0.09)	1.90	1.81	–	–	–	–	$9.41	23.82%	$49,644	2.09%	(1.01%	)	2.42%	20.25%

Institutional Service Class Shares
Year Ended October 31, 2014 (d)	$14.92	(0.02)	1.20	1.18	–	(0.78)	–	(0.78)	$15.32	8.10%	$134,292,405	1.34%	(0.15%	)	1.37%	23.65%
Year Ended October 31, 2013 (d)	$11.06	0.05	4.09	4.14	(0.07)	(0.21)	–	(0.28)	$14.92	38.31%	$134,003,167	1.34%	0.37%		1.40%	19.48%
Year Ended October 31, 2012 (d)	$9.95	0.03	1.36	1.39	–	(0.28)	–	(0.28)	$11.06	14.47%	$94,130,117	1.34%	0.24%		1.45%	11.76%
Year Ended October 31, 2011 (d)	$9.53	–	0.42	0.42	–	–	–	–	$9.95	4.41%	$57,617,887	1.33%	(0.01%	)	1.57%	17.88%
Year Ended October 31, 2010 (d)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	$9.53	24.70%	$37,444,546	1.34%	(0.20%	)	1.67%	20.25%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$15.05	0.02	1.21	1.23	–	(0.78)	–	(0.78)	$15.50	8.38%	$2,486,527	1.09%	0.10%		1.13%	23.65%
Year Ended October 31, 2013 (d)	$11.15	0.02	4.19	4.21	(0.10)	(0.21)	–	(0.31)	$15.05	38.68%	$1,988,395	1.09%	0.16%		1.13%	19.48%
Year Ended October 31, 2012 (d)	$10.01	0.05	1.37	1.42	–	(0.28)	–	(0.28)	$11.15	14.69%	$51,062	1.09%	0.49%		1.20%	11.76%
Year Ended October 31, 2011 (d)	$9.56	0.02	0.43	0.45	–	–	–	–	$10.01	4.71%	$44,459	1.09%	0.23%		1.33%	17.88%
Year Ended October 31, 2010 (d)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	$9.56	25.05%	$42,453	1.09%	0.07%		1.42%	20.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

119

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the period from August 1, 2014, through October 31, 2014*, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 3.79%** versus 3.82% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Equity Income Funds (consisting of 513 funds as of October 31, 2014) was 3.33% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Large-capitalization equities advanced during the three-month period through October, after overcoming a correction involving worries about geopolitical tensions, Europe’s eroding economic prospects and ongoing fears of higher interest rates. The broad-based S&P 500® Index achieved a 5.0% return for the three-month period, as returns for smaller issues varied. The S&P SmallCap 600® Index posted a strong 5.7% return for the three-month period on the back of a rebound, while the S&P MidCap 400® Index returned 3.9% for the same time period. Uncertainties presented by upcoming U.S. midterm elections and the frustrations associated with political gridlock also risk escalating market volatility in the fourth quarter of 2014 and into 2015. These heightened concerns have led investors to seek larger companies with stronger balance sheets and more-consistent earnings growth, while avoiding the stocks of more-volatile smaller companies. Investors also favored those companies that have demonstrated higher growth during the third quarter of 2014 and pulled back their investing in the more value-oriented stocks.

The Fund comprises only dividend-paying stocks, while the Fund’s benchmark holds many non-dividend-paying securities. The portfolio is heavily exposed to the “dividend/price” factor, with an emphasis on companies that are growing their dividends. This emphasis helped the Fund’s relative performance during the reporting period, as dividend-paying stocks outperformed non-dividend-paying stocks in September and October of 2014, after underperforming in August. Deep-value stocks exhibiting low price-to-book value and attractively priced earnings, however, were not rewarded during the reporting period; our discipline leads us to own stocks that are attractively priced against their fundamentals.

The Fund’s strategy performs periodic “rebalances” that create trades reflecting current fundamentals and valuations. Purchases and sales generally are executed concurrently, to maintain the risk characteristics of the portfolio relative to the benchmark. No rebalances occurred during the three-month period; thus, purchases and sales were performed only to accommodate fund flows from investors.

The Fund continues to be overweight financials stocks, specifically property and casualty (P&C) insurers, but we trimmed back the Fund’s exposure to the sector in July 2014. Investors continue to demand a discount for many financials stocks because of the drubbing these investments received during the recent credit crisis. We continue to observe increased dividends and share repurchases by P&C insurers. The Fund remains overweight industrials, specifically aerospace and defense, but we took advantage of the recent strong runup in most aerospace and defense shares during the past year to trim slightly the Fund’s exposure. Nevertheless, we still believe that opportunities remain for further capital appreciation and accretion from the large share buybacks that the Fund’s defense company holdings are implementing. The portfolio’s largest sector underweight, relative to the benchmark, has been to consumer staples stocks, an area of the market in which it has been difficult to find attractively priced stocks.

We remain optimistic about the outlook for U.S. equities and believe a strengthening economy and improved prospects for higher earnings can help drive the market higher, but at a rate of increase more in line with historical averages. We have positioned the portfolio for an economic environment of continued moderate growth and believe that our “bargain” and “growth at a reasonable price” stocks with growing dividends and stock repurchases will do well. We recognize that the focus on growth stocks at the expense of dividend-paying, value stocks may continue, but

120

Fund Commentary (con’t.)	Nationwide Ziegler Equity Income Fund

we have aligned the portfolio to be more exposed to stocks with growing dividends and have reduced the exposure to high-yield, bond-like stocks. This positioning of the Fund is consistent with our outlook for continued moderate economic growth.

The Fund did not hold any derivatives as of the end of the period.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

* A three-month reporting period is shown since the Fund has changed its fiscal year end from July 31 to October 31. This abbreviated reporting period provides limited insights.

** Performance prior to the Fund’s inception on September 16, 2013, is based on the performance of the HighMark Equity Income Fund, the Fund’s predecessor fund.

The Fund is subject to the risks of investing in equity securities and fixed-income securities. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile), exchange-traded funds (ETFs) (shareholders will bear additional costs) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

121

Fund Overview	Nationwide Ziegler Equity Income Fund

Objective

The Fund seeks total return from income and capital appreciation.

Highlights

•

For the period from August 1, 2014, through October 31, 2014, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 3.79%, underperforming the benchmark by 0.03% and outperforming the Lipper peer category median by 0.46%

•	The Fund’s exposure to companies with strong dividends was a positive contributor to Fund performance during the reporting period

•	The Fund’s underweight in deep-value companies detracted from Fund performance during the reporting period

Asset Allocation†

Common Stocks	97.8%
Exchange Traded Fund	2.0%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries††

Oil, Gas & Consumable Fuels	11.4%
Banks	11.2%
Insurance	10.4%
Pharmaceuticals	9.3%
Real Estate Investment Trusts (REITs)	7.3%
Aerospace & Defense	5.2%
Health Care Equipment & Supplies	5.1%
Technology Hardware, Storage & Peripherals	4.7%
Diversified Telecommunication Services	3.1%
Electric Utilities	2.9%
Other Industries	29.4%
100.0%

Top Holdings††

Johnson & Johnson	4.2%
Wells Fargo & Co.	4.1%
Exxon Mobil Corp.	3.9%
ConocoPhillips	3.7%
Pfizer, Inc.	3.0%
Chevron Corp.	3.0%
JPMorgan Chase & Co.	2.7%
General Electric Co.	2.6%
Travelers Cos., Inc. (The)	2.5%
Eli Lilly & Co.	2.1%
Other Holdings	68.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

122

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		Period Ended October 31, 2014*	1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	3.79%	13.47%	16.42%	6.67%	[3]
	w/SC4	(2.20)%	6.91%	15.12%	6.04%	[3]
Class C1	w/o SC2	3.54%	12.66%	15.71%	6.06%	[3]
	w/SC5	2.54%	11.66%	15.71%	6.06%	[3]
Institutional Service Class[1,6,7]		3.82%	13.68%	16.60%	16.97%	[3]
Institutional Class[6]		3.84%	13.87%	–	14.64%	[8]
Russell 1000® Value Index		3.82%	16.46%	16.49%	17.21%	*
CPI		(0.03)%	1.66%	1.89%	2.11%	*

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	For the period from July 31, 2014 through October 31, 2014. Not annualized.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of April 1, 2005.

[4]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.97%	1.15%
Class C	2.47%	1.75%
Institutional Service Class	1.72%	0.90%
Institutional Class	1.47%	0.75%

^	Current effective prospectus dated September 16, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through November 30, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results

123

Fund Performance (con’t.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund since inception* through 10/31/14 versus the Russell 1000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Ziegler Equity Income Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Class A shares the Fund’s predecessor fund, the HighMark Equity Income Fund.

124

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	1,060.20	4.78	0.92
	Hypothetical	(a),(b)	1,000.00	1,020.57	4.69	0.92
Class C Shares	Actual	(a)	1,000.00	1,055.70	8.96	1.73
	Hypothetical	(a),(b)	1,000.00	1,016.48	8.79	1.73
Institutional Service Class Shares	Actual	(a)	1,000.00	1,061.40	3.22	0.62
	Hypothetical	(a),(b)	1,000.00	1,022.08	3.16	0.62
Institutional Class Shares	Actual	(a)	1,000.00	1,062.20	4.00	0.77
	Hypothetical	(a),(b)	1,000.00	1,021.32	3.92	0.77

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

125

Statement of Investments

October 31, 2014

Nationwide Ziegler Equity Income Fund

Common Stocks 97.8%

	Shares	Market Value

Aerospace & Defense 5.2%
Boeing Co. (The)	48,895	$6,107,474
Lockheed Martin Corp.	35,828	6,827,742
Northrop Grumman Corp.	43,306	5,974,496

		18,909,712

Automobiles 1.2%
Ford Motor Co.	314,098	4,425,641

Banks 11.2%
Fifth Third Bancorp	163,824	3,274,842
JPMorgan Chase & Co.	162,168	9,807,921
PNC Financial Services Group, Inc. (The)	82,746	7,148,427
U.S. Bancorp	123,281	5,251,770
Wells Fargo & Co.	280,252	14,878,579

		40,361,539

Beverages 1.4%
Dr Pepper Snapple Group, Inc.	74,040	5,127,270

Capital Markets 1.4%
Goldman Sachs Group, Inc. (The)	27,519	5,228,335

Chemicals 1.2%
LyondellBasell Industries NV, Class A	48,814	4,472,827

Commercial Services & Supplies 2.8%
Deluxe Corp.	90,757	5,518,026
Pitney Bowes, Inc.	181,219	4,483,358

		10,001,384

Communications Equipment 2.3%
Cisco Systems, Inc.	163,273	3,995,290
Harris Corp.	63,232	4,400,947

		8,396,237

Diversified Telecommunication Services 3.1%
AT&T, Inc.	125,475	4,371,549
Verizon Communications, Inc.	134,773	6,772,343

		11,143,892

Electric Utilities 2.9%
Edison International	106,555	6,668,212
Westar Energy, Inc.	96,401	3,644,922

		10,313,134

Gas Utilities 1.8%
Southwest Gas Corp.	109,349	6,352,083

Health Care Equipment & Supplies 5.1%
Abbott Laboratories	106,970	4,662,822
Baxter International, Inc.	50,331	3,530,216
Becton, Dickinson and Co.	43,830	5,640,921
St. Jude Medical, Inc.	69,940	4,488,050

		18,322,009

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 1.0%
DineEquity, Inc.	40,546	$3,606,972

Household Durables 1.6%
Garmin Ltd.	104,812	5,814,970

Household Products 1.0%
Kimberly-Clark Corp.	31,737	3,626,587

Industrial Conglomerates 2.6%
General Electric Co.	362,306	9,351,118

Insurance 10.4%
ACE Ltd.	65,513	7,160,571
Allstate Corp. (The)	117,619	7,627,592
American Financial Group, Inc.	77,026	4,608,465
Assurant, Inc.	53,740	3,666,143
Chubb Corp. (The)	55,567	5,521,137
Travelers Cos., Inc. (The)	90,467	9,119,074

		37,702,982

Machinery 2.0%
Caterpillar, Inc.	39,767	4,032,772
Deere & Co.	38,119	3,260,699

		7,293,471

Media 0.9%
Time Warner, Inc.	42,371	3,367,223

Multiline Retail 1.3%
Macy’s, Inc.	82,592	4,775,469

Oil, Gas & Consumable Fuels 11.4%
Chevron Corp.	88,855	10,658,157
ConocoPhillips	185,646	13,394,359
Exxon Mobil Corp.	146,347	14,153,218
Williams Cos., Inc. (The)	55,980	3,107,450

		41,313,184

Pharmaceuticals 9.3%
Eli Lilly & Co.	116,132	7,703,036
Johnson & Johnson	139,941	15,082,841
Pfizer, Inc.	357,860	10,717,907

		33,503,784

Real Estate Investment Trusts (REITs) 7.3%
Annaly Capital Management, Inc.	374,693	4,275,247
Apartment Investment & Management Co., Class A	145,861	5,220,365
Chimera Investment Corp.	1,668,011	5,204,194
Macerich Co. (The)	70,011	4,935,776
Weingarten Realty Investors	188,883	6,847,009

		26,482,591

126

Statement of Investments (Continued)

October 31, 2014

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 0.9%
Norfolk Southern Corp.	30,565	$3,381,712

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	119,327	4,058,311
Texas Instruments, Inc.	105,659	5,247,026

		9,305,337

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	53,895	5,820,660
Hewlett-Packard Co.	171,252	6,144,522
Lexmark International, Inc., Class A	117,210	5,058,783

		17,023,965

Tobacco 1.2%
Altria Group, Inc.	93,184	4,504,515

Total Common Stocks (cost $322,525,337)		354,107,943

Exchange Traded Fund 2.0%
Equity Fund 2.0%
Vanguard Value ETF	90,380	7,470,811

Total Exchange Traded Fund (cost $6,940,798)		7,470,811

Total Investments (cost $329,466,135) (a) — 99.8%		361,578,754

Other assets in excess of liabilities — 0.2%		589,448

NET ASSETS — 100.0%		$362,168,202

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

127

Statement of Assets and Liabilities

October 31, 2014

Nationwide Ziegler Equity Income Fund
Assets:
Investments, at value (cost $329,466,135)	$361,578,754
Cash	679,904
Dividends receivable	456,261
Receivable for investments sold	637,131
Receivable for capital shares issued	116,425
Prepaid expenses	42,665

Total Assets	363,511,140

Liabilities:
Payable for capital shares redeemed	1,114,763
Accrued expenses and other payables:
Investment advisory fees	151,772
Fund administration fees	13,316
Distribution fees	10,003
Administrative servicing fees	5,865
Accounting and transfer agent fees	3,123
Trustee fees	1,042
Custodian fees	1,394
Compliance program costs (Note 3)	92
Professional fees	28,766
Printing fees	8,891
Other	3,911

Total Liabilities	1,342,938

Net Assets	$362,168,202

Represented by:
Capital	$328,031,364
Accumulated undistributed net investment income	2,547,547
Accumulated net realized losses from investments	(523,328)
Net unrealized appreciation/(depreciation) from investments	32,112,619

Net Assets	$362,168,202

Net Assets:
Class A Shares	$23,396,375
Class C Shares	6,346,237
Institutional Service Class Shares	11,120,577
Institutional Class Shares	321,305,013

Total	$362,168,202

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,686,949
Class C Shares	461,143
Institutional Service Class Shares	799,067
Institutional Class Shares	23,080,880

Total	26,028,039

128

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.87
Class C Shares (b)	$13.76
Institutional Service Class Shares	$13.92
Institutional Class Shares	$13.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.72

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

129

Statements of Operations

	Nationwide Ziegler Equity Income Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014
INVESTMENT INCOME:
Dividend income	$2,417,438	$5,080,220
Interest income	467	–
Foreign tax withholding	–	(2,730)

Total Income	2,417,905	5,077,490

EXPENSES:
Investment advisory fees	456,470	888,263
Fund administration fees	40,168	131,315
Distribution fees Class A	14,880	56,379
Distribution fees Class B (b)	–	1,001
Distribution fees Class C	15,716	54,282
Administrative servicing fees Class A	6,575	22,016
Administrative servicing fees Class B (b)	–	334
Administrative servicing fees Class C	1,095	1,420
Administrative servicing fees Institutional Service Class (c)	3,524	13,730
Registration and filing fees	20,236	54,384
Professional fees	26,318	38,111
Printing fees	8,388	13,684
Trustee fees	2,683	4,978
Custodian fees	3,562	7,357
Accounting and transfer agent fees	4,479	12,411
Compliance program costs (Note 3)	–	1,544
Other	1,867	11,743

Total expenses before earnings credit, fees waived, and expenses reimbursed	605,961	1,312,952

Earnings credit (Note 4)	–	(60)
Administrative servicing fees voluntarily waived — Class A (Note 3)	–	(2,395)
Administrative servicing fees voluntarily waived — Institutional Service Class (Note 3) (c)	–	(1,063)
Expenses reimbursed by adviser (Note 3)	–	(18,152)

Total Expenses	605,961	1,291,282

NET INVESTMENT INCOME	1,811,944	3,786,208

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	144,544	4,918,720
Net change in unrealized appreciation/(depreciation) from investments	11,651,800	13,248,057

Net realized/unrealized gains from investments	11,796,344	18,166,777

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,608,288	$21,952,985

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

130

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
Operations:
Net investment income	$1,811,944	$3,786,208		$560,037
Net realized gains from investments	144,544	4,918,720		1,256,886
Net change in unrealized appreciation/(depreciation) from investments	11,651,800	13,248,057		3,250,723

Change in net assets resulting from operations	13,608,288	21,952,985		5,067,646

Distributions to Shareholders From:
Net investment income:
Class A	(12,734)	(279,175)		(328,753)
Class B (b)	–	–		(20,580)
Class C	–	(34,306)		(54,983)
Institutional Service Class (c)	(9,549)	(124,486)		(188,098)
Institutional Class	(358,171)	(2,255,227	)(d)	–

Change in net assets from shareholder distributions	(380,454)	(2,693,194)		(592,414)

Change in net assets from capital transactions	(719,072)	296,862,982		6,814,801

Change in net assets	12,508,762	316,122,773		11,290,033

Net Assets:
Beginning of period	349,659,440	33,536,667		22,246,634

End of period	$362,168,202	$349,659,440		$33,536,667

Accumulated undistributed net investment income at end of period	$2,547,547	$1,116,057		$28,689

CAPITAL TRANSACTIONS:
Class A Shares (Note 11)
Proceeds from shares issued	$868,672	$6,141,187		$7,541,853
Proceeds from shares issued from class conversion	–	1,017,949		–
Dividends reinvested	11,736	234,541		275,320
Cost of shares redeemed	(2,431,014)	(4,989,893)		(2,591,284)

Total Class A Shares	(1,550,606)	2,403,784		5,225,889

Class B Shares (Note 11) (b)
Proceeds from shares issued	–	–		20,609
Dividends reinvested	–	–		19,786
Cost of shares redeemed in class conversion	–	(1,017,949)		–
Cost of shares redeemed	–	(79,683)		(398,226)

Total Class B Shares	–	(1,097,632)		(357,831)

Class C Shares (Note 11)
Proceeds from shares issued	423,797	1,980,691		1,818,705
Dividends reinvested	–	31,563		47,853
Cost of shares redeemed	(426,782)	(984,062)		(568,401)

Total Class C Shares	(2,985)	1,028,192		1,298,157

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

131

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (Note 11) (c)
Proceeds from shares issued	$728,296	$2,749,801		$2,075,494
Dividends reinvested	7,749	103,574		157,453
Cost of shares redeemed	(214,478)	(2,284,497)		(1,584,361)

Total Institutional Service Class Shares	521,567	568,878		648,586

Institutional Class Shares
Proceeds from shares issued	5,684,267	297,702,325	(d)	–
Dividends reinvested	358,171	2,255,227	(d)	–
Cost of shares redeemed	(5,729,486)	(5,997,792	)(d)	–

Total Institutional Class Shares	312,952	293,959,760	(d)	–

Change in net assets from capital transactions	$(719,072)	$296,862,982		$6,814,801

SHARE TRANSACTIONS:
Class A Shares (Note 11)
Issued	64,388	481,875		675,181
Issued in class conversion	–	86,098		–
Reinvested	856	18,381		25,768
Redeemed	(179,864)	(385,630)		(237,901)

Total Class A Shares	(114,620)	200,724		463,048

Class B Shares (Note 11) (b)
Issued	–	–		1,935
Reinvested	–	–		1,867
Redeemed in class conversion	–	(85,852)		–
Redeemed	–	(6,754)		(37,017)

Total Class B Shares	–	(92,606)		(33,215)

Class C Shares (Note 11)
Issued	31,696	158,529		159,501
Reinvested	–	2,497		4,503
Redeemed	(31,686)	(77,197)		(52,124)

Total Class C Shares	10	83,829		111,880

Institutional Service Class Shares (Note 11) (c)
Issued	54,127	213,539		186,993
Reinvested	563	8,114		14,697
Redeemed	(15,766)	(183,715)		(146,919)

Total Institutional Service Class Shares	38,924	37,938		54,771

(a)	For the period from August 1, 2014 through October 31, 2014.
(b)	Effective September 16, 2013, Class B Shares converted into Class A Shares.
(c)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

132

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Period Ended October 31, 2014 (a)	Year Ended July 31, 2014		Year Ended July 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	426,555	23,345,684	(d)	–
Reinvested	26,049	173,255	(d)	–
Redeemed	(417,504)	(473,159	)(d)	–

Total Institutional Class Shares	35,100	23,045,780	(d)	–

Total change in shares	(40,586)	23,275,665		596,484

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from August 1, 2014 through October 31, 2014.
(d)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

133

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2014 (g)(h)	$13.37	0.06	0.45	0.51	(0.01)	(0.01)	$13.87	3.79%	$23,396,375	1.00%	1.73%	1.00%	1.89%
Year Ended July 31, 2014 (g)	$12.01	0.25	1.27	1.52	(0.16)	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	46.23%
Year Ended July 31, 2013 (g)	$10.12	0.24	1.91	2.15	(0.26)	(0.26)	$12.01	21.57%	$19,218,955	1.15%	2.23%	1.76%	69.00%
Year Ended July 31, 2012 (g)	$9.18	0.24	0.94	1.18	(0.24)	(0.24)	$10.12	13.12%	$11,518,605	1.15%	2.60%	1.90%	79.00%
Year Ended July 31, 2011 (g)	$7.89	0.25	1.31	1.56	(0.27)	(0.27)	$9.18	19.98%	$9,259,221	1.15%	2.79%	2.00%	78.00%
Year Ended July 31, 2010 (g)	$6.97	0.24	0.88	1.12	(0.20)	(0.20)	$7.89	16.06%	$9,975,601	1.15%	3.03%	2.05%	46.00%

Class C Shares
Period Ended October 31, 2014 (g)(h)	$13.29	0.03	0.44	0.47	–	–	$13.76	3.54%	$6,346,237	1.70%	1.03%	1.70%	1.89%
Year Ended July 31, 2014 (g)	$11.94	0.16	1.27	1.43	(0.08)	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	46.23%
Year Ended July 31, 2013 (g)	$10.07	0.18	1.89	2.07	(0.20)	(0.20)	$11.94	20.79%	$4,504,018	1.75%	1.63%	2.26%	69.00%
Year Ended July 31, 2012 (g)	$9.14	0.19	0.93	1.12	(0.19)	(0.19)	$10.07	12.40%	$2,673,144	1.75%	2.00%	2.40%	79.00%
Year Ended July 31, 2011 (g)	$7.85	0.19	1.32	1.51	(0.22)	(0.22)	$9.14	19.37%	$2,431,052	1.75%	2.19%	2.50%	78.00%
Year Ended July 31, 2010 (g)	$6.94	0.19	0.87	1.06	(0.15)	(0.15)	$7.85	15.22%	$2,193,955	1.75%	2.43%	2.55%	46.00%

Institutional Service Class Shares (i)
Period Ended October 31, 2014 (g)(h)	$13.42	0.07	0.44	0.51	(0.01)	(0.01)	$13.92	3.82%	$11,120,577	0.77%	1.94%	0.77%	1.89%
Year Ended July 31, 2014 (g)	$12.04	0.27	1.29	1.56	(0.18)	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	46.23%
Year Ended July 31, 2013 (g)	$10.15	0.27	1.90	2.17	(0.28)	(0.28)	$12.04	21.80%	$8,697,861	0.90%	2.48%	1.51%	69.00%
Year Ended July 31, 2012 (g)	$9.21	0.27	0.94	1.21	(0.27)	(0.27)	$10.15	13.38%	$6,777,074	0.88%	2.87%	1.65%	79.00%
Year Ended July 31, 2011 (g)	$7.88	0.28	1.33	1.61	(0.28)	(0.28)	$9.21	20.68%	$5,532,039	0.90%	3.04%	1.75%	78.00%
Year Ended July 31, 2010 (g)	$6.97	0.25	0.83	1.08	(0.17)	(0.17)	$7.88	15.50%	$9,253	0.90%	3.28%	1.80%	46.00%

Institutional Class Shares
Period Ended October 31, 2014 (g)(h)	$13.42	0.07	0.45	0.52	(0.02)	(0.02)	$13.92	3.84%	$321,305,013	0.64%	2.09%	0.64%	1.89%
Period Ended July 31, 2014 (g)(j)	$12.15	0.27	1.20	1.47	(0.20)	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

134

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-five (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Diverse Managers Fund (“Diverse Managers”)

- Nationwide Global Equity Fund (“Global Equity”)

- Nationwide Growth Fund (“Growth”)

- Nationwide Herndon Mid Cap Value Fund (“Mid Cap Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Institutional Service Class, and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Diverse Managers and Mid Cap Value commenced operations on April 1, 2014 and July 1, 2014, respectively. As such, the fiscal year ended October 31, 2014 for Diverse Managers reflects the seven month period from April 1, 2014 through October 31, 2014. The fiscal year ended October 31, 2014 for Mid Cap Value reflects the four month period from July 1, 2014 through October 31, 2014.

The Equity Income Fund commenced operations on September 16, 2013 as a result of a tax free reorganization in which Equity Income acquired all of the assets, subject to all liabilities and obligations, of the HighMark Equity Income Fund, a former series of HighMark Funds (a “Predecessor Fund”). The Equity Income Fund has adopted the historical performance of its corresponding Predecessor Fund. The Equity Income Fund and its corresponding Predecessor Fund have substantially similar investment goals and strategies.

The fiscal year end for Equity Income has changed from July 31, 2014 to October 31, 2014. As such, the fiscal year ended October 31, 2014 for Equity Income reflects the three month period from August 1, 2014 through October 31, 2014.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy

135

Notes to Financial Statements (Continued)

October 31, 2014

gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

The value of the Funds’ portfolio securities is determined in accordance with the procedures described below. Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any

136

Notes to Financial Statements (Continued)

October 31, 2014

other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2014, 100% of the market value of Growth, Mid Cap Value, and Equity Income was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2014. Please refer to the Statements of Investments for additional information on portfolio holdings.

Nationwide Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$872,337,190	$—	$—	$872,337,190
Futures Contracts	367,261	—	—	367,261
Mutual Fund	458,448	—	—	458,448
Repurchase Agreement	—	3,187,136	—	3,187,136
Total	$873,162,899	$3,187,136	$—	$876,350,035

Diverse Managers

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$281,403	$15,358	$—	$296,761
Air Freight & Logistics	104,910	31,549	—	136,459
Airlines	35,193	—	—	35,193
Auto Components	87,547	53,531	—	141,078
Automobiles	—	43,464	—	43,464
Banks	122,728	238,890	—	361,618

137

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Beverages	$—	$51,704	$—	$51,704
Biotechnology	268,541	78,266	—	346,807
Building Products	29,772	29,608	—	59,380
Capital Markets	343,047	47,558	—	390,605
Chemicals	434,992	44,257	—	479,249
Commercial Services & Supplies	69,864	—	—	69,864
Communications Equipment	104,005	28,461	—	132,466
Construction & Engineering	45,628	8,904	—	54,532
Construction Materials	—	14,676	—	14,676
Consumer Finance	146,503	—	—	146,503
Containers & Packaging	—	7,511	—	7,511
Diversified Financial Services	409,818	67,799	—	477,617
Diversified Telecommunication Services	174,449	84,688	—	259,137
Electric Utilities	—	29,295	—	29,295
Electrical Equipment	38,525	55,043	—	93,568
Electronic Equipment, Instruments & Components	25,375	—	—	25,375
Energy Equipment & Services	305,123	6,205	—	311,328
Food & Staples Retailing	16,049	22,752	—	38,801
Food Products	106,735	12,622	—	119,357
Gas Utilities	—	11,966	—	11,966
Health Care Equipment & Supplies	—	20,451	—	20,451
Health Care Providers & Services	71,488	—	—	71,488
Hotels, Restaurants & Leisure	221,858	5,784	—	227,642
Household Durables	—	49,825	—	49,825
Household Products	129,613	26,278	—	155,891
Independent Power and Renewable Electricity Producers	47,782	—	—	47,782
Industrial Conglomerates	8,880	17,146	—	26,026
Information Technology Services	218,007	12,764	—	230,771
Insurance	220,602	86,152	—	306,754
Internet Software & Services	147,052	7,451	—	154,503
Leisure Products	—	9,927	—	9,927
Machinery	117,230	60,657	—	177,887
Media	8,651	40,553	—	49,204
Metals & Mining	—	117,994	—	117,994
Multiline Retail	21,928	25,500	—	47,428
Multi-Utilities	8,127	—	—	8,127
Oil, Gas & Consumable Fuels	1,010,349	124,618	—	1,134,967
Paper & Forest Products	11,641	30,082	—	41,723
Personal Products	—	19,497	—	19,497
Pharmaceuticals	183,026	164,456	—	347,482
Professional Services	150,394	29,824	—	180,218
Real Estate Investment Trusts (REITs)	124,191	29,634	—	153,825
Real Estate Management & Development	44,221	24,920	—	69,141
Road & Rail	—	14,915	—	14,915
Semiconductors & Semiconductor Equipment	122,327	8,717	—	131,044
Software	262,960	7,815	—	270,775
Specialty Retail	270,495	—	—	270,495
Technology Hardware, Storage & Peripherals	391,986	32,483	—	424,469
Textiles, Apparel & Luxury Goods	—	56,765	—	56,765
Thrifts & Mortgage Finance	127,325	—	—	127,325
Tobacco	248,603	10,236	—	258,839

138

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Trading Companies & Distributors	$84,240	$—	$—	$84,240
Wireless Telecommunication Services	—	32,835	—	32,835
Total Common Stocks	$7,403,183	$2,051,386	$—	$9,454,569
Corporate Bonds	—	1,315,828	—	1,315,828
U.S. Government Mortgage Backed Agencies	—	1,772,042	—	1,772,042
U.S. Government Sponsored & Agency Obligations	—	885,779	—	885,779
U.S. Treasury Bonds	—	1,306,700	—	1,306,700
U.S. Treasury Notes	—	1,263,664	—	1,263,664
Total	$7,403,183	$8,595,399	$—	$15,998,582

Global Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$—	$923,712	$—	$923,712
Automobiles	—	768,608	—	768,608
Banks	3,013,363	6,047,781	—	9,061,144
Beverages	1,250,210	1,045,484	—	2,295,694
Biotechnology	2,197,979	—	—	2,197,979
Capital Markets	2,202,168	—	—	2,202,168
Chemicals	790,309	511,719	—	1,302,028
Commercial Services & Supplies	1,075,200	—	—	1,075,200
Construction & Engineering	—	628,588	—	628,588
Containers & Packaging	859,320	—	—	859,320
Diversified Financial Services	—	1,021,586	—	1,021,586
Diversified Telecommunication Services	—	742,667	—	742,667
Electrical Equipment	—	1,068,104	—	1,068,104
Electronic Equipment, Instruments & Components	1,155,253	1,241,481	—	2,396,734
Food Products	1,250,712	1,858,292	—	3,109,004
Gas Utilities	831,065	—	—	831,065
Health Care Providers & Services	1,548,105	—	—	1,548,105
Hotels, Restaurants & Leisure	849,625	—	—	849,625
Household Durables	—	1,212,750	—	1,212,750
Household Products	715,616	—	—	715,616
Information Technology Services	533,031	—	—	533,031
Insurance	1,296,394	2,405,281	—	3,701,675
Internet Software & Services	2,368,043	—	—	2,368,043
Machinery	964,348	1,583,048	—	2,547,396
Marine	—	751,412	—	751,412
Media	3,150,297	2,055,138	—	5,205,435
Metals & Mining	—	2,842,600	—	2,842,600
Multiline Retail	—	363,941	—	363,941
Multi-Utilities	766,496	—	—	766,496
Oil, Gas & Consumable Fuels	4,562,712	697,136	—	5,259,848
Personal Products	—	917,657	—	917,657
Pharmaceuticals	1,662,652	4,431,386	—	6,094,038
Real Estate Investment Trusts (REITs)	—	786,969	—	786,969
Real Estate Management & Development	—	1,871,397	—	1,871,397
Semiconductors & Semiconductor Equipment	1,766,076	724,284	—	2,490,360

139

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Software	$2,695,305	$—	$—	$2,695,305
Specialty Retail	995,280	—	—	995,280
Technology Hardware, Storage & Peripherals	2,149,199	1,534,670	—	3,683,869
Textiles, Apparel & Luxury Goods	—	570,328	—	570,328
Tobacco	—	1,048,035	—	1,048,035
Trading Companies & Distributors	—	892,381	—	892,381
Wireless Telecommunication Services	—	709,224	—	709,224
Total Common Stocks	$40,648,758	$41,255,659	$—	$81,904,417
Forward Foreign Currency Contracts	—	623,367	—	623,367
Mutual Fund	159,126	—	—	159,126
Repurchase Agreement	—	1,106,244	—	1,106,244
Warrant	—	78,357	—	78,357
Total Assets	$40,807,884	$43,063,627	$—	$83,871,511
Liabilities:
Forward Foreign Currency Contracts	—	(278,102)	—	(278,102)
Total Liabilities	$—	$(278,102)	$—	$(278,102)
Total	$40,807,884	$42,785,525	$—	$83,593,409

Small Company Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$27,547,916	$—	$—	$27,547,916
Mutual Fund	191,210	—	—	191,210
Repurchase Agreement	—	1,329,293	—	1,329,293
Total	$27,739,126	$1,329,293	$—	$29,068,419

U.S. Small Cap Value

	Level 1	Level 2	Level 3(a)	Total
Assets:
Common Stocks
Aerospace & Defense	$2,962,454	$—	$—	$2,962,454
Air Freight & Logistics	708,698	—	—	708,698
Airlines	1,148,427	—	—	1,148,427
Auto Components	1,250,662	—	—	1,250,662
Banks	14,626,083	—	1,288	14,627,371
Beverages	162,634	—	—	162,634
Biotechnology	374,069	—	—	374,069
Building Products	1,360,685	—	—	1,360,685
Capital Markets	1,813,044	—	—	1,813,044
Chemicals	3,294,998	—	—	3,294,998
Commercial Services & Supplies	3,425,921	—	—	3,425,921
Communications Equipment	2,549,690	—	—	2,549,690
Construction & Engineering	2,459,677	—	—	2,459,677
Construction Materials	39,051	—	—	39,051
Consumer Finance	583,590	—	—	583,590
Containers & Packaging	146,589	—	—	146,589
Distributors	369,185	—	—	369,185

140

Notes to Financial Statements (Continued)

October 31, 2014

	Level 1	Level 2	Level 3(a)	Total
Assets: (continued)
Common Stocks (continued)
Diversified Consumer Services	$1,940,162	$—	$—	$1,940,162
Diversified Financial Services	698,872	—	—	698,872
Diversified Telecommunication Services	2,104,210	—	—	2,104,210
Electrical Equipment	1,112,048	—	—	1,112,048
Electronic Equipment, Instruments & Components	7,724,067	—	—	7,724,067
Energy Equipment & Services	6,759,374	—	—	6,759,374
Food & Staples Retailing	1,292,132	—	—	1,292,132
Food Products	3,438,973	—	—	3,438,973
Gas Utilities	869,659	—	—	869,659
Health Care Equipment & Supplies	3,296,597	—	—	3,296,597
Health Care Providers & Services	5,472,967	—	—	5,472,967
Health Care Technology	443,099	—	—	443,099
Hotels, Restaurants & Leisure	3,152,942	—	—	3,152,942
Household Durables	2,986,405	—	—	2,986,405
Household Products	399,773	—	—	399,773
Independent Power and Renewable Electricity Producers	553,526	—	—	553,526
Information Technology Services	1,653,551	—	—	1,653,551
Insurance	16,924,951	—	—	16,924,951
Internet & Catalog Retail	643,859	—	—	643,859
Internet Software & Services	1,992,885	—	—	1,992,885
Leisure Products	302,311	—	—	302,311
Life Sciences Tools & Services	622,959	—	—	622,959
Machinery	4,758,281	—	—	4,758,281
Marine	342,524	—	—	342,524
Media	1,835,824	—	—	1,835,824
Metals & Mining	6,486,105	—	—	6,486,105
Multiline Retail	1,009,218	—	—	1,009,218
Oil, Gas & Consumable Fuels	6,974,870	—	—	6,974,870
Paper & Forest Products	1,931,758	—	—	1,931,758
Personal Products	84,208	—	—	84,208
Pharmaceuticals	565,994	—	—	565,994
Professional Services	2,287,654	—	—	2,287,654
Real Estate Investment Trusts (REITs)	72,052	—	—	72,052
Real Estate Management & Development	500,969	—	—	500,969
Road & Rail	2,802,742	—	—	2,802,742
Semiconductors & Semiconductor Equipment	7,932,306	—	—	7,932,306
Software	1,618,319	—	—	1,618,319
Specialty Retail	4,784,604	—	—	4,784,604
Technology Hardware, Storage & Peripherals	1,443,552	—	—	1,443,552
Textiles, Apparel & Luxury Goods	1,915,259	—	—	1,915,259
Thrifts & Mortgage Finance	4,340,489	—	—	4,340,489
Tobacco	194,706	—	—	194,706
Trading Companies & Distributors	2,914,750	—	—	2,914,750
Transportation Infrastructure	33,725	—	—	33,725
Water Utilities	48,452	—	—	48,452
Wireless Telecommunication Services	620,092	—	—	620,092
Total Common Stocks	$157,159,232	$—	$1,288	$157,160,520
Mutual Fund	631,366	—	—	631,366
Repurchase Agreement	—	4,389,262	—	4,389,262
Rights	155	—	29,355	29,510
Warrants	—	—	—	—
Total	$157,790,753	$4,389,262	$30,643	$162,210,658

141

Notes to Financial Statements (Continued)

October 31, 2014

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

(a)	During the year ended October 31, 2014, there was 1 transfer of a common stock investment from Level 2 to Level 3 with a market value of $3,206. As of October 31, 2014, the market value of this common stock investment was $1,288.

During the period ended October 31, 2014, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

U.S. Small Cap Value

	Common Stocks	Rights	Total
Balance as of 10/31/13	$—	$—	$—
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	(1,918)	29,355	27,437
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	3,206	—	3,206
Transfers Out of Level 3	—	—	—
Balance as of 10/31/14	$1,288	$29,355	$30,643
*	Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Forward Foreign Currency Contracts

Global Equity is subject to foreign currency exchange risk in the normal course of pursuing its objectives. Global Equity entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the

142

Notes to Financial Statements (Continued)

October 31, 2014

last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

Global Equity’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

Nationwide Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to enable the Fund to more closely approximate the performance of its benchmark indices or for tactical hedging purposes. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

143

Notes to Financial Statements (Continued)

October 31, 2014

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2014

Nationwide Fund

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$367,261
Total		$367,261
*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Global Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation from forward foreign currency contracts	$623,367
Total		$623,367
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation from forward foreign currency contracts	$(278,102)
Total		$(278,102)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014

Nationwide Fund

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,588,277
Total	$3,588,277

Global Equity Fund

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$(521)
Total	$(521)

144

Notes to Financial Statements (Continued)

October 31, 2014

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2014

Nationwide Fund

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(382,571)
Total	$(382,571)

Global Equity Fund

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$524,435
Total	$524,435

Information about derivative instruments reflected as of October 31, 2014 is generally indicative of the type of derivative instruments used for Nationwide Fund and Global Equity for the year ended October 31, 2014. The Subadviser utilizes futures contracts to equitize excess cash held by the Nationwide Fund. The number of futures contracts held by the Nationwide Fund as of October 31, 2014 is generally indicative of the volume for the year ended October 31, 2014.

The Subadviser utilizes forward foreign currency contracts to gain exposure to certain currencies in foreign markets. The number of forward foreign currency contracts held by Global Equity as of October 31, 2014 is generally indicative of the volume for the year ended October 31, 2014.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. For financial reporting purposes, the Funds present all financial assets and financial liabilities on a gross basis that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. At October 31, 2014, Nationwide Fund has entered into futures contracts and Global Equity has entered into forward foreign currency contracts. These futures and forward foreign currency contracts do not provide for netting arrangements.

(e)	Securities Lending

During the year ended October 31, 2014, Nationwide Fund, Global Equity, Growth, Small Company Growth, and U.S. Small Cap Value entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total net assets of each Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total net assets. The Funds’ securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. A Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. Until March 31, 2014, JPMorgan served as the securities lending agent for the securities lending program of the Funds. JPMorgan received a fee based on a percentage of earnings derived from the investment of cash collateral. Effective April 1, 2014, Brown Brothers Harriman & Co.

145

Notes to Financial Statements (Continued)

October 31, 2014

(“BBH”) serves as the primary securities lending agent for the securities lending program of the Funds. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

In the event of a default by a borrower with respect to any loan, JPMorgan exercised any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies included purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, a Fund sustained losses as a result of a borrower’s default, JPMorgan indemnified a Fund by purchasing replacement securities at its expense, or paid a Fund an amount equal to the market value of the replacement securities, subject to certain limitations which were set forth in detail in the Securities Lending Agency Agreement between the Funds and JPMorgan. Effective April 1, 2014, BBH will exercise any and all remedies provided under the applicable borrower agreement to make a Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Funds and BBH.

At October 31, 2014, the JPMorgan and BBH Securities Lending Agreements do not permit the Funds to enforce a netting arrangement.

At October 31, 2014, Growth had no portfolio securities on loan.

(f)	Joint Repurchase Agreement

During the year ended October 31, 2014, Nationwide Fund, Global Equity, Growth, Small Company Growth, and U.S. Small Cap Value, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, The Bank of New York Mellon, JPMorgan or BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

At October 31, 2014, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 0.08%, dated 10/31/14, due 11/03/14, repurchase price $171,201,142, collateralized by U.S. Treasury Notes, ranging from 0.25%—1.25%, maturing 11/30/15—11/30/18; total market value $174,624,000.

146

Notes to Financial Statements (Continued)

October 31, 2014

At October 31, 2014, the Funds’ investment in the joint repurchase agreement was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repurchase agreement was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Nationwide Fund	Royal Bank of Canada	$3,187,136	$—	$3,187,136	$(3,187,136)	$—
Global Equity	Royal Bank of Canada	1,106,244	—	1,106,244	(1,106,244)	—
Small Company Growth	Royal Bank of Canada	1,329,293	—	1,329,293	(1,329,293)	—
U.S. Small Cap Value	Royal Bank of Canada	4,389,262	—	4,389,262	(4,389,262)	—
Amounts	designated as “—” are zero.

*	At October 31, 2014, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repurchase agreement. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repurchase agreement and related collateral.

At October 31, 2014, Growth held no repurchase agreements.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

147

Notes to Financial Statements (Continued)

October 31, 2014

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to partnership distributions, passive foreign investment company income, foreign currency gains and losses, non-deductible offering costs, non-deductible 12b-1 fees , distribution redesignation, paydown gains and losses, tax returns of capital, REIT returns of capital dividends, and net operating losses not utilized. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution. Reclassifications for the periods ended October 31, 2014 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Nationwide Fund	$—	$(100,125)	$100,125
Diverse Managers	(7,246)	35,563	(28,317)
Global Equity	—	43,140	(43,140)
Growth	—	(60,216)	60,216
Mid Cap Value	(3,388)	3,388	—
Small Company Growth	—	242,912	(242,912)
U.S. Small Cap Value	—	278,257	(278,257)

Amounts designated as “—” are zero or have been rounded to zero.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

148

Notes to Financial Statements (Continued)

October 31, 2014

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

As of October 31, 2014, the subadvisers for each Fund were as follows:

Fund	Subadviser
Nationwide Fund	HighMark Capital Management, Inc. (“HighMark”)
Diverse Managers	Ariel Investments, LLC
Garcia Hamilton & Associates, L.P.
Herndon Capital Management, LLC
Strategic Global Advisors, LLC
Global Equity	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
Growth	Boston Advisors, LLC(a)
Mid Cap Value	Herndon Capital Management, LLC
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Equity Income	Ziegler Capital Management, LLC
(a)	Effective March 12, 2014, Turner Investment Partners, L.P. was terminated and ceased serving as subadviser to the Fund. Effective March 13, 2014, Boston Advisors, LLC was appointed as subadviser to the Fund

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee to NFA under an agreement that is based on that Fund’s average daily net assets. During the year or period ended October 31 and, with respect to Equity Income, period ended July 31, 2014, the Funds paid investment advisory fees to NFA according to the schedule below. In addition, for the period from August 1, 2013 through September 15, 2013, the Predecessor Fund paid an investment advisory fee to HighMark under a similar agreement that is based on the Predecessor Fund’s

149

Notes to Financial Statements (Continued)

October 31, 2014

average daily net assets. During that period, the Predecessor Fund paid investment advisory fees to HighMark also according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
Diverse Managers	Up to $300 million	0.60%
	$350 million up to $450 million	0.58%
	$450 million up to $1 billion	0.56%
	$1 billion and more	0.52%
Global Equity	Up to $250 million	0.75%
	$250 million to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	On $1 billion and more	0.65%
Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
Mid Cap Value	Up to $250 million	0.75%
	$250 million to $500 million	0.70%
	On $500 million and more	0.675%
Small Company Growth	Up to $500 million	0.90%
	On $500 million and more	0.85%
U.S. Small Cap Value	Up to $500 million	0.95%
	On $500 million and more	0.90%
Equity Income(a)	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	On $500 million and more	0.45%
(a)	Effective September 16, 2013, the Fund began paying NFA investment advisory fees.

Prior to May 1, 2014, under terms of the Investment Advisory Agreement, Small Company Growth and U.S. Small Cap Value paid NFA an investment advisory fee based on the Funds average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Small Company Growth	All Assets	0.90%
U.S. Small Cap Value	All Assets	0.95%

150

Notes to Financial Statements (Continued)

October 31, 2014

For the year ended October 31, 2014, (period ended October 31, 2014 for Equity Income) the effective advisory fee rates before and after contractual and voluntary advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers
Nationwide Fund	0.58%	0.54%
Diverse Managers(a)	0.60	N/A
Global Equity	0.75	N/A
Growth	0.60	0.56
Mid Cap Value(b)	0.75	N/A
Small Company Growth	0.90	N/A
U.S. Small Cap Value	0.95	N/A
Equity Income(c)	0.51	N/A

N/A — Not Applicable.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the period from August 1, 2014 through October 31, 2014.

*	Please see below for additional information regarding contractual waivers.

For the year ended July 31, 2014 the effective advisory fee rate for Equity Income was 0.52%. For the period from September 16, 2013 through July 31, 2014 the effective advisory fee rate for Equity Income was 0.52%.

For the period from September 16, 2013 through July 31, 2014, Equity Income paid investment advisory fees to NFA in the amount listed below.

Fund	Amount
Equity Income	$865,359

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to September 16, 2013, the Predecessor Fund was managed by, and paid investment management fees to, HighMark. For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund paid investment management fees to HighMark in the amount listed below.

Fund	Amount
Equity Income	$22,904

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred

151

Notes to Financial Statements (Continued)

October 31, 2014

by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 28, 2015.

Fund	Classes	Amount (annual rate)
Nationwide Fund	N/A	N/A
Diverse Managers	All Classes	0.84	%(a)
Global Equity	All Classes	0.95
Growth	All Classes	0.65
Mid Cap Value	All Classes	0.95	(a)
Small Company Growth	All Classes	0.94
U.S. Small Cap Value	All Classes	1.09
(a)	Effective through November 30, 2015.

Effective September 16, 2013, Equity Income has entered into a written Expense Limitation Agreement that limit its’ operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds business) from exceeding the following amounts until November 30, 2015:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
Equity Income	1.15%	1.75%	0.90%	0.75%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2012 Amount		Fiscal Year 2013 Amount		Period Ended July 31, 2014(a)	Fiscal Year 2014 Amount		Total
Nationwide Fund	N/A		N/A		N/A	N/A		N/A
Diverse Managers	N/A		N/A		N/A	$107,574	(b)	$107,574
Global Equity	N/A		$281,150	(c)	N/A	148,288		429,438
Growth	$459,750		529,143		N/A	484,482		1,473,375
Mid Cap Value	N/A		N/A		N/A	81,869	(d)	81,869
Small Company Growth	156,583	(e)	179,353		N/A	153,973		489,909
U.S. Small Cap Value	95,038		73,081		N/A	54,458		222,577
Equity Income	N/A		N/A		$45	—	(f)	45

Amounts designated as “—” are zero or have been rounded to zero.

152

Notes to Financial Statements (Continued)

October 31, 2014

N/A — Not Applicable.

(a)	For the period from September 16, 2013 through July 31, 2014.

(b)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the periods from November 19, 2012 through June 30, 2013 and July 1, 2013 through October 31, 2013, the cumulative potential reimbursements amounted to $159,353 and $121,797, respectively.

(d)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014

(e)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(f)	For the period from August 1, 2014 through October 31, 2014.

During the period ended October 31, 2014, no amounts were reimbursed by the Funds to NFA pursuant to the Expense Limitation Agreement.

In addition, NFA had agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum, calculated monthly based on Growth’s average daily net assets, through February 28, 2014. Effective March 1, 2014 through March 31, 2014, NFA voluntarily agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum. During the period from November 1, 2013 through March 31, 2014, NFA waived advisory fees in the amount of $75,774, for which NFA shall not be entitled to later seek recoupment.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the year ended October 31, 2014, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $395,855 for Nationwide Fund, for which NFA shall not be entitled to later seek recoupment.

For the period from August 1, 2013 through September 15, 2013, HighMark contractually agreed to reduce its fees (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by a Fund through investments in pooled investment vehicles), and to the extent necessary to reimburse the Predecessor Fund in order to limit the Predecessor Fund from exceeding certain expense limitations. For the period from August 1, 2013 through September 15, 2013, expenses reimbursed under the terms of that agreement were as follows:

Fund	Amount
Equity Income	$18,107

For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund was subject to a recoupment plan under HighMark (“Predecessor Plan”). Under the Predecessor Plan HighMark was able to recoup from the Predecessor Fund any of the fees and expenses it waived until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurred, subject to certain limitations. Effective September 16, 2013, the Predecessor Plan was terminated.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

153

Notes to Financial Statements (Continued)

October 31, 2014

During the period ended October 31, 2014, NFM received $1,289,999 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

For the period from August 1, 2013 through September 15, 2013, Equity Income was a series of an investment trust that was a party to an Administration Agreement with HighMark (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee of 0.15% of the first $8 billion of the average daily net assets of the Funds and 0.14% of such average daily net assets in excess of $8 billion allocated to each Fund based on its respective net assets. For the period from August 1, 2013 through September 15, 2013, the Administrator received fees from the Predecessor Fund in the amount listed below.

Fund	Amount
Equity Income	$11,194

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2014, the Funds’ (excluding Equity Income) aggregate portion of such costs amounted to $3,705. For the period ended October 31, 2014, Equity Income’s portion of such costs amounted to $0. For the period from September 16, 2013 through July 31, 2014, Equity Income’s portion of such costs amounted to $31. For the period from August 1, 2013, through September 15, 2013, the Predecessor Fund paid $1,513 to HighMark.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class C Shares	Class R Shares	Service Class Shares
Nationwide Fund	0.25%	1.00%	0.50%	N/A
Diverse Managers	N/A	N/A	N/A	N/A
Global Equity	0.25%	1.00%	N/A	N/A
Growth	0.25%	1.00%	0.50%	N/A
Mid Cap Value	0.25%	1.00%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A	N/A
U.S. Small Cap Value	0.25%	1.00%	N/A	N/A
Equity Income	0.25%	1.00%	N/A	N/A

N/A — Not Applicable.

Prior to September 16, 2013, HighMark Funds Distributors, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Funds Distributors LLC, and the Predecessor Fund was party to an underwriting agreement. HighMark adopted 12b-1 Plans (the “Plans”) with respect to Class A, Class B, and Class C Shares that allowed the Predecessor Fund to pay

154

Notes to Financial Statements (Continued)

October 31, 2014

distribution and service fees to the Distributor as compensation for its services under the Plans. The Distributor received a distribution fee computed daily and paid monthly, at the annual rate of 0.25% of the daily net assets attributable to the Predecessor Fund’s Class A Shares, 0.75% of the daily net assets attributable to each Fund’s Class B Shares and 1.00% of the daily net assets attributable to the Predecessor Fund’s Class C Shares, which was used by the Distributor to provide compensation for sales support and distribution activities.

For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund paid distribution fees to the Distributor in the amount listed below.

Fund	Amount
Equity Income	$12,704

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Nationwide Fund, Global Equity, Growth, Mid Cap Value, Small Company Growth and U.S. Small Cap Value Class A sales charges ranged from 0.00% to 5.75%. During the periods ended October 31, 2014, the Funds imposed front-end sales charges of $302,708. For the period from September 16, 2013 through July 31, 2014, Equity Income imposed front-end sales charges of $86,997. For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund imposed front-end sales charges of $3,482.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. A CDSC is imposed on Class A shares for certain redemptions, Class B shares made within 6 years of purchase, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Nationwide Fund, Global Equity, Growth, Mid Cap Value, Small Company Growth, U.S. Small Cap Value and Equity Income. Class C CDSCs are 1.00% for all Funds, based on the original purchase price or the current market value of the shares being redeemed. During the periods ended October 31, 2014, the Funds imposed CDSCs of $2,988. For the period from September 16, 2013 through July 31, 2014, Equity Income imposed CDSCs of $93. For the period from August 1, 2013 through September 15, 2013, the Predecessor Fund imposed CDSCs of $77.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each of the Funds. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

For the period from August 1, 2013 through September 15, 2013, HighMark had similar administrative servicing plans permitting payment of compensation to service providers, which may have included HighMark or its affiliates that had agreed to provide certain shareholder support services for its customers who owned Fiduciary, Class A, or Class B Shares. In consideration for such services, a service provider was entitled to receive compensation at the annual rate of up to 0.25% of the average daily net assets of the applicable class of shares of the Predecessor Fund. The service providers had agreed to waive a portion of their fees for certain classes of the Predecessor Fund for the period from August 1, 2013 through September 15, 2013. The administrative servicing fee waivers by HighMark, or its affiliates, were voluntary and not subject to recoupment.

155

Notes to Financial Statements (Continued)

October 31, 2014

For the year ended October 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class		Service Class
Nationwide Fund	0.04%	0.05%	0.22%	0.07%		N/A
Diverse Managers(a)	N/A	N/A	N/A	0.01		N/A
Global Equity	0.13	0.09	N/A	0.06		N/A
Growth	0.06	0.07	0.20	0.22		N/A
Mid Cap Value(b)	0.15	0.15	N/A	0.15		N/A
Small Company Growth	0.07	N/A	N/A	0.03		N/A
U.S. Small Cap Value	0.08	0.07	N/A	0.25		N/A
Equity Income(c)	0.11	0.07	N/A	0.13	(d)	N/A

N/A — Not Applicable.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the period from August 1, 2014 through October 31, 2014.

(d)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

For the year ended July 31, 2014, the effective rates for administrative services fees net of waivers were as follows:

Fund	Class A	Class B(a)	Class C	Institutional Service Class(b)
Equity Income	0.09%	0.25%	0.03%	0.14%
(a)	For the period August 1, 2013 through September 15, 2013.

(b)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

During the period from September 16, 2013 through July 31, 2014, the effective rates for administrative services fees that NFS earned were as follows:

Fund	Class A	Class C	Institutional Service Class
Equity Income	0.08%	0.03%	0.14%

For the periods ended July 31 and October 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

	Amount
Fund	Period Ended July 31, 2014		Year Ended October 31, 2014
Nationwide Fund	N/A		$539,612
Diverse Managers	N/A		1,002	(a)
Global Equity	N/A		82,890
Growth	N/A		32,712
Mid Cap Value	N/A		2,422	(b)
Small Company Growth	N/A		16,128
U.S. Small Cap Value	N/A		361,429
Equity Income	28,520	(c)	11,194	(d)

N/A — Not Applicable.

156

Notes to Financial Statements (Continued)

October 31, 2014

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the period from September 16, 2013 through July 31, 2014.

(d)	For the period from August 1, 2014 through October 31, 2014.

For the period from August 1, 2013 through September 15, 2013, HighMark, or its affiliates earned the following amount in administrative servicing fees, net of waivers, from Equity Income:

Fund	Amount
Equity Income	$5,522

As of October 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Nationwide Fund	37.39%
Diverse Managers	99.91
Global Equity	0.13
Growth	4.28
Mid Cap Value	99.68
Small Company Growth	95.68
U.S. Small Cap Value	73.77
Equity Income	88.69

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. Effective July 17, 2014, Diverse Managers, Mid Cap Value, and Equity Income were added to the credit agreement. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the periods ended October 31, 2014.

Equity Income had no borrowings under the line of credit during the period ended July 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

157

Notes to Financial Statements (Continued)

October 31, 2014

5.  Investment Transactions

For the year ended October 31, 2014, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide Fund	$402,398,540	$443,380,058
Diverse Managers(a)	21,012,692	5,047,173
Global Equity	43,742,143	54,510,232
Growth	306,910,303	303,907,273
Mid Cap Value(b)	5,478,435	619,476
Small Company Growth	5,404,747	35,894,303
U.S. Small Cap Value	37,975,362	44,720,916
Equity Income(c)	9,175,584	6,690,569
(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the period from August 1, 2014 through October 31, 2014.

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Other

The Funds, along with certain series of Nationwide Variable Insurance Trust, invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund. As with investments in any money market fund, the Funds investments of cash in the Fidelity Institutional Money Market Fund are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund may decline in value, causing losses to the Funds.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its

158

Notes to Financial Statements (Continued)

October 31, 2014

vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Regulatory Items

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11: Repurchase-to-Maturity Transactions, Repurchase Financing, and Disclosures (“ASU 2014-11”). The FASB issued ASU 2014-11 to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements and requires enhanced disclosures about repurchase agreements and other similar transactions. ASU 2014-11 will take effect for funds with fiscal years beginning after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Funds financial statement disclosures.

9.  Other

As of October 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide Fund	31.29%	2
Diverse Managers	99.68	1
Global Equity	50.95	1
Growth	—	—
Mid Cap Value	93.69	1
Small Company Growth	94.00	3
U.S. Small Cap Value	68.55	2
Equity Income	29.68	2	(a)

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2014, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$107,493
Diverse Managers(a)	786
Global Equity	—
Growth	5,286
Mid Cap Value(b)	169
Small Company Growth	16,402
U.S. Small Cap Value	—
Equity Income(c)	48

Amounts designated as “—” are zero or have been rounded to zero.

159

Notes to Financial Statements (Continued)

October 31, 2014

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period from July 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the period from August 1, 2014 through October 31, 2014.

11.  Reorganization

Equity Income commenced operations on September 16, 2013 as a result of a tax free reorganization in which Equity Income acquired all of the assets, subject to all liabilities and obligations of the Predecessor Fund. Class A and Class B, Class C, and Fiduciary Class shareholders of the Predecessor Fund received Class A, Class C and Institutional Service Class shares, respectively, of Equity Income with an aggregate share net asset value equal to the aggregate share net asset value of their shares in the Predecessor Fund immediately prior to the reorganization. The Predecessor Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of Equity Income reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in the Equity Income’s financial statements and financial highlights.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in Equity Income as noted below.

Fund/Class	Shares	Value
Equity Income
Class A	1,623,257	$19,191,933
Class B*	85,852	1,017,947
Class C	426,237	5,007,174
Institutional Service Class**	692,778	8,219,255
*	Effective September 16, 2013, Class B Shares were converted into Class A Shares. See Statements of Changes in Net Assets for additional information.

**	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Class Shares.

12.  Federal Tax Information

The tax character of distributions paid during the period ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$9,650,300	$—	$9,650,300	$—	$9,650,300
Diverse Managers(a)	45,880	—	45,880	—	45,880
Global Equity	1,763,302	—	1,763,302	—	1,763,302
Growth	739,505	15,308,990	16,048,495	—	16,048,495
Small Company Growth	2,735	151,085	153,820	—	153,820
U.S. Small Cap Value	191,522	7,766,231	7,957,753	—	7,957,753
Equity Income(b)	380,454	—	380,454	—	380,454

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(b)	For the period August 1, 2014 through October 31, 2014.

*	Ordinary income amounts include net short-term capital gains, if any.

160

Notes to Financial Statements (Continued)

October 31, 2014

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Nationwide Fund	$9,838,702	$—	$9,838,702	$—	$9,838,702
Growth	1,384,692	—	1,384,692	—	1,384,692
Small Company Growth	95,019	—	95,019	—	95,019
U.S. Small Cap Value	1,149,220	1,438,594	2,587,814	—	2,587,814

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Equity Income	$2,693,194	$—	$2,693,194	$—	$2,693,194

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Equity Income	$592,414	$—	$592,414	$—	$592,414

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended June 30, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global Equity	$2,578,048	$—	$2,578,048	$—	$2,578,048

Amounts designated as “—” are zero or have been rounded to zero.

161

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Nationwide Fund	$3,466,346	$—	$3,466,346	$—	$(37,280,140)	$127,439,389	$93,625,595
Diverse Managers	98,107	—	98,107	—	(986)	58,190	155,311
Global Equity	998,724	—	998,724	—	(12,312,528)	10,666,172	(647,632)
Growth	17,913,506	21,601,077	39,514,583	—	—	23,839,865	63,354,448
Mid Cap Value	10,883	—	10,883	—	(20,049)	(45,690)	(54,856)
Small Company Growth	2,218,201	4,728,083	6,946,284	—	—	1,980,027	8,926,311
U.S. Small Cap Value	684,303	18,210,001	18,894,304	—	—	29,487,064	48,381,368
Equity Income	3,341,059	2,394,639	5,735,698	—	(3,404,171)	31,805,311	34,136,838

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of October 31, 2014, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$748,543,385	$141,085,183	$(13,645,794)	$127,439,389
Diverse Managers	15,940,189	697,602	(639,209)	58,393
Global Equity	72,555,613	15,160,175	(4,467,644)	10,692,531
Growth	183,733,975	27,816,572	(3,976,707)	23,839,865
Mid Cap Value	4,838,087	223,416	(269,106)	(45,690)
Small Company Growth	27,088,392	4,018,160	(2,038,133)	1,980,027
U.S. Small Cap Value	132,723,594	41,229,282	(11,742,218)	29,487,064
Equity Income	329,773,443	36,677,081	(4,871,770)	31,805,311

As of October 31, 2014, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

162

Notes to Financial Statements (Continued)

October 31, 2014

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Nationwide Fund	$640,736	2016
Nationwide Fund	36,639,404	2017
Diverse Managers	986	Unlimited
Global Equity	12,312,528	2017
Mid Cap Value	20,049	Unlimited
Equity Income	1,069,111	2015
Equity Income	2,080,597	2016
Equity Income	254,463	2017

During the year ended October 31, 2014, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Nationwide Fund	$737,070	$—
Nationwide Fund	58,177,205	—
Global Equity	11,161,390	—
Equity Income	164,753	—

Amounts designated as “—” are zero or have rounded to zero.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

163

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Diverse Managers Fund, Nationwide Fund, Nationwide Global Equity Fund, Nationwide Growth Fund, Nationwide Herndon Mid Cap Value Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Ziegler Equity Income Fund (eight series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The statement of changes in net assets and the financial highlights of the Nationwide Ziegler Equity Income Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on the statement and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

164

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Nationwide Fund	100.00%
Diverse Managers	8.48
Global Equity	59.34
Growth	70.20
Small Company Growth	13.11
U.S. Small Cap Value	100.00
Equity Income	100.00

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Growth	$15,308,990
Small Company Growth	151,085
U.S. Small Cap Value	7,766,231

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Global Equity	$1,487,566	$0.2859

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Global Equity	$122,762	$0.0236

165

Supplemental Information (Continued)

October 31, 2014 (Unaudited)

Nationwide Herndon Mid Cap Value Fund — Initial Approval of Advisory and Subadvisory Agreements

At the March 12, 2014 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Herndon Mid Cap Value Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Herndon Capital Management, LLC (“Herndon,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to Herndon in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

In making their determinations, the Trustees took into account information provided to them as Herndon’s investment approach. The Trustees considered Herndon’s past performance and the portfolio manager at Herndon who would be primarily responsible for the Fund. The Trustees considered the terms of the Advisory Agreements and information regarding fee arrangements, including the structure of the sub-advisory fees, and the fact that NFA pays Herndon out of its advisory fees.

The Trustees noted that the proposed advisory fee to be paid by the Fund was at approximately the median of the Fund’s peer group as determined by the Lipper organization, and well below the median after giving effect to the proposed expense limitation for the Fund’s first fiscal year. The Trustee’s considered that the Fund’s anticipated total expense ratio for the first year was expected to be five basis points higher than the median, but also considered management’s expectation that the total expense ratio would improve as the Fund increases in size and fixed costs are distributed over a larger asset base. The Trustees considered management’s statement to the effect that NFA is unlikely to achieve any substantial level of profitability until the Fund has had an opportunity to grow over time.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature, extent, and quality of the investment advisory services to be provided to the Fund by the Advisers were appropriate and consistent with the terms of the Advisory Agreements;
—	In light of the various factors considered, the cost of services to be provided by NFA to the Fund appeared reasonable in relation to the services and benefits to be provided to the Fund; and
—	The level of potential profitability to NFA of its contractual arrangements with the Fund did not appear so high as to call into question the appropriateness of the fees paid to NFA by the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

166

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

167

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

168

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

169

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

170

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

171

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity

172

Market Index Definitions (con’t.)

exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

173

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

174

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

175

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

176

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014.

AR-CORE 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Alternative Allocation Funds

Nationwide Portfolio Completion Fund

(formerly, Nationwide Alternatives Allocation Fund)

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (Con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

For the annual period ended October 31, 2014, the Nationwide Portfolio Completion Fund (Institutional Class) returned 2.74% versus 4.00% for its composite benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI ACWI. For broader comparison, the median return for the Fund’s closest Lipper peer category of Flexible Portfolio Funds (consisting of 482 funds as of October 31, 2014) was 5.52% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Of the Fund’s sleeves, global real estate investment trusts (“REITs”) and international bonds were the largest contributors to the Fund’s returns during the reporting period, together contributing approximately 2.50%.

Positive performance of the global REITs and international bonds sleeves was primarily due to gains that occurred in the first and second quarters of 2014. After a strong rally in February, U.S. equities edged higher in March; by the end of that month the S&P 500® Index neared a record high achieved earlier in the first quarter as positive sentiment prevailed amid mixed economic news. Evidence continued to support Europe’s economic recovery through positive manufacturing Purchasing Managers’ Index (which serves as an indicator of manufacturing sector health) and factory output data. The unemployment rate was perceived to have bottomed during the reporting period, though deflation? remained a potential threat.

Of the Fund’s sleeves, the commodities sleeve was the largest detractor from Fund returns, detracting approximately 1.00% during the reporting period. Commodities’ poor performance was largely the result of losses sustained in the third quarter of 2014. These losses were driven in particular by fears of economic slowing, especially after disappointing economic numbers were released in China, as well as a rapidly strengthening U.S. dollar as the end of the U.S. Federal Reserve Board’s stimulus program in October neared.

When Goldman Sachs Asset Management believes it is appropriate, the Fund uses derivatives to obtain desired exposures for the Fund. For instance, during the reporting period the Fund invested in listed and synthetic futures, currency forwards, credit default swaps, and commodity-linked notes to achieve exposure to equities (emerging markets companies), fixed income (non-U.S developed, emerging market sovereign and U.S. high-yield bonds) and commodities.

We believe that the utilization of derivatives oftentimes can provide more operational simplicity, lower transaction costs and greater liquidity for the Fund. The use of derivatives helped the Fund achieve its investment objectives during the reporting period by replicating index exposure. Derivatives are employed as we seek to maintain tracking error to the benchmark that is within our targeted range. Derivatives had a positive contribution to performance during the period.

Throughout the reporting period, the excess returns of all of the Fund’s sleeves fell within our estimates of performance relative to the sleeves’ benchmarks.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Gary Chropuvka, Matthew Hoehn and Amna Qaiser

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve performance that may have a low correlation to the performance of more-traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes. Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds. The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities) and real estate investment trusts (REITs) (which include possible declines in the value of real estate and the relative lack of liquidity associated with investments in real estate).

4

Fund Commentary (con’t.)	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

The Fund also invests in derivatives (many of which create investment leverage and are highly volatile). Substantially all of the Fund’s exposure to commodities will be through investing in commodity-linked notes, which are derivatives. Investing in commodities and commodity-linked investments may expose the Fund to increased volatility and decreased liquidity. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Portfolio Completion Fund

(October 31, 2014)

Asset Class	Actual Allocation to Fund	Contribution to Fund Performance
International Bonds	24%	1.12%
Commodities	17%	-1.00%
High Yield Bonds	15%	0.82%
Emerging Market Bonds	15%	0.42%
Global Real Estate Stocks	11%	1.41%
Emerging Market Stocks	10%	0.02%
Treasury Inflation-Protected Securities	8%	0.19%
	100%

Actual underlying asset class allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying asset classes to Fund performance is based on target underlying asset class allocations through the reporting period. Returns do not reflect the Nationwide Portfolio Completion Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

5

Fund Overview	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Objective

The Fund seeks to provide total return.

Highlights

•

The Nationwide Portfolio Completion Fund (Institutional Class) returned 2.74% during the reporting period, underperforming the composite benchmark by 1.26% and the Lipper peer category median by 2.78%.

•	Global real estate investment trusts (“REITs”) and international bonds were the largest contributors to Fund returns during the reporting period.

•	The commodities sleeve was the largest detractor from Fund returns during the reporting period.

Asset Allocation†

Mutual Fund	42.1%
Common Stocks	11.8%
U.S. Treasury Notes	5.4%
Commodity-Linked Notes	3.8%
U.S. Treasury Bonds	2.5%
Other assets in excess of liabilities	34.4%
100.0%

Top Industries††

Real Estate Investment Trusts (REITs)	15.0%
Real Estate Management & Development	2.9%
Other Industries	82.1%
100.0%

Top Holdings††

Fidelity Institutional Money Market Fund—Institutional Class	64.2%
JPMorgan Chase Bank, NA Commodity Note	3.1%
UBS AG Commodity Note	1.6%
Simon Property Group, Inc.	1.0%
UBS AG Commodity Note	0.9%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/18	0.6%
Mitsui Fudosan Co., Ltd.	0.6%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/17	0.6%
Brookfield Asset Management, Inc., Class A	0.5%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/22	0.5%
Other Holdings	26.4%
100.0%

Top Countries††

United States	90.3%
Liechtenstein	2.5%
Japan	1.5%
United Kingdom	1.1%
Australia	0.9%
Canada	0.7%
France	0.8%
Hong Kong	0.6%
Singapore	0.6%
Netherlands	0.1%
Other Countries	0.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

6

Fund Performance	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	2.40%	1.89%	0.24%	[2]
	w/SC3	0.05%	0.43%	(1.07)%	[2]
Class C	w/o SC1	1.59%	1.16%	(0.48)%	[2]
	w/SC4	0.59%	1.16%	(0.48)%	[2]
Institutional Service Class[5]		2.72%	2.24%	0.56%	[2]
Institutional Class[5]		2.74%	2.21%	0.53%	[2]
Composite Index		4.00%	5.64%	1.54%
Barclays Global Aggregate Bond Index		0.22%	0.72%	1.00%
MSCI All Country World IndexSM		7.77%	12.98%	8.39%
CPI		1.66%	1.60%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of July 25, 2011.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.92%	0.78%
Class C	1.66%	1.52%
Institutional Service Class	0.60%	0.46%
Institutional Class	0.60%	0.46%

^	Current effective prospectus dated March 1, 2014. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Portfolio Completion Fund from inception through 10/31/14 versus the Barclays Global Aggregate Bond Index, the MSCI All Country World IndexSM (ACWI), the Composite Index* and the Consumer Price Index (CPI) from 8/1/11 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*

The Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to its respective weighting. The Composite Index comprises 50% Barclays Global Aggregate Bond Index and 50% MSCI ACWI.

8

Shareholder Expense Example	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	999.90	3.63	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.58	3.67	0.72
Class C Shares	Actual	(a)	1,000.00	994.90	7.39	1.47
	Hypothetical	(a)(b)	1,000.00	1,017.80	7.48	1.47
Institutional Service Class Shares	Actual	(a)	1,000.00	1,000.80	2.22	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44
Institutional Class Shares	Actual	(a)	1,000.00	1,000.30	2.02	0.40
	Hypothetical	(a)(b)	1,000.00	1,023.19	2.04	0.40

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

Common Stocks 11.8%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 9.9%
Acadia Realty Trust	4,801	$149,791
Activia Properties, Inc.	25	202,223
Acucap Properties Ltd.	959	4,347
Alexandria Real Estate Equities, Inc.	8,742	725,586
American Campus Communities, Inc.	13,287	521,781
American Homes 4 Rent, Class A	11,366	199,246
Apartment Investment & Management Co., Class A	17,413	623,211
Artis Real Estate Investment Trust	5,600	78,208
Ascendas Real Estate Investment Trust	294,000	510,668
Ashford Hospitality Prime, Inc.	1,582	27,416
Ashford Hospitality Trust, Inc.	7,913	89,417
Associated Estates Realty Corp.	5,833	113,919
AvalonBay Communities, Inc.	14,788	2,304,562
Befimmo SCA Sicafi	1,060	81,700
Beni Stabili SpA SIIQ	73,041	50,363
Big Yellow Group PLC	7,184	62,795
BioMed Realty Trust, Inc.	24,467	531,423
Boardwalk Real Estate Investment Trust	3,000	190,054
Boston Properties, Inc.	18,529	2,348,551
Brandywine Realty Trust	25,270	389,916
British Land Co. PLC (The)	128,035	1,495,027
Brixmor Property Group, Inc.	4,720	114,979
BWP Trust	18,008	39,875
Calloway Real Estate Investment Trust	9,400	230,027
Cambridge Industrial Trust	32,641	17,677
Camden Property Trust	10,278	788,014
Canadian Apartment Properties REIT	5,200	115,345
Canadian Real Estate Investment Trust	3,900	171,253
CapitaCommercial Trust	266,000	345,873
Capital Property Fund	170,531	197,340
CapitaMall Trust	338,000	518,422
CBL & Associates Properties, Inc.	21,637	413,916
Cedar Realty Trust, Inc.	11,852	81,542
CFS Retail Property Trust Group	285,031	530,156
Champion REIT	95,000	41,898
Charter Hall Retail REIT	26,426	94,761
Chartwell Retirement Residences	7,100	72,446
Cofinimmo SA	2,004	232,766
Columbia Property Trust, Inc.	13,525	341,236
Corio NV	12,803	623,182
Corporate Office Properties Trust	13,293	363,431
Cousins Properties, Inc.	23,003	299,269
CubeSmart	17,170	361,429
Daiwa Office Investment Corp.	27	145,234
DCT Industrial Trust, Inc.	38,778	332,327
DDR Corp.	35,142	637,476
Derwent London PLC	9,470	450,561
Dexus Property Group	710,816	759,725
DiamondRock Hospitality Co.	21,689	311,237
Digital Realty Trust, Inc.	16,079	1,109,290
Douglas Emmett, Inc.	15,739	442,738
Duke Realty Corp.	43,631	827,244

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
DuPont Fabros Technology, Inc.	7,388	$228,806
EastGroup Properties, Inc.	3,537	243,558
Education Realty Trust, Inc.	14,384	161,964
Equity Commonwealth	14,419	385,132
Equity LifeStyle Properties, Inc.	8,056	395,550
Equity One, Inc.	8,726	209,424
Equity Residential	41,444	2,882,845
Essex Property Trust, Inc.	7,210	1,454,690
Eurocommercial Properties NV CVA-NL	4,720	215,473
Extra Space Storage, Inc.	13,180	766,549
Federal Realty Investment Trust	7,341	967,544
FelCor Lodging Trust, Inc.	12,468	133,782
First Industrial Realty Trust, Inc.	13,834	270,178
First Potomac Realty Trust	5,002	62,525
Fonciere des Regions	5,972	549,039
Fountainhead Property Trust	132,152	97,049
Franklin Street Properties Corp.	8,115	97,299
Frasers Commercial Trust	12,000	13,265
Frontier Real Estate Investment Corp.	50	230,301
Fukuoka REIT Corp.	35	65,251
Gecina SA	3,762	509,147
General Growth Properties, Inc.	72,537	1,879,434
Glimcher Realty Trust	17,213	236,335
Goodman Group	186,135	908,748
Goodman Property Trust	73,599	63,124
GPT Group (The)	189,331	688,195
Great Portland Estates PLC	50,827	559,405
Growthpoint Properties Ltd.	221,941	538,838
H&R Real Estate Investment Trust	17,080	339,918
Hammerson PLC	91,432	898,227
HCP, Inc.	54,905	2,414,173
Health Care REIT, Inc.	37,506	2,667,052
Healthcare Realty Trust, Inc.	11,626	307,740
Hersha Hospitality Trust	23,541	171,614
Highwoods Properties, Inc.	10,692	458,366
Home Properties, Inc.	5,975	384,252
Hospitality Properties Trust	18,541	548,999
Host Hotels & Resorts, Inc.	90,642	2,112,865
Inland Real Estate Corp.	3,592	38,111
Intu Properties PLC	91,409	498,656
Investa Office Fund	81,490	257,109
Is Gayrimenkul Yatirim Ortakligi AS	11,626	6,849
Japan Excellent, Inc.	122	161,869
Japan Prime Realty Investment Corp.	87	320,394
Japan Real Estate Investment Corp.	151	822,837
Japan Retail Fund Investment Corp.	287	577,859
Kenedix Realty Investment Corp.	38	203,201
Keppel REIT	64,000	60,822
Kilroy Realty Corp.	10,025	679,094
Kimco Realty Corp.	49,098	1,224,995
Kite Realty Group Trust	9,674	250,460
Kiwi Income Property Trust	74,355	69,558
KLCCP Stapled Group	14,900	31,166
Klepierre	11,509	498,132

10

Statement of Investments (Continued)

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Land Securities Group PLC	97,976	$1,738,491
LaSalle Hotel Properties	12,969	508,515
Liberty Property Trust	19,134	665,289
Link REIT (The)	262,000	1,540,716
LTC Properties, Inc.	6,201	260,070
Macerich Co. (The)	16,693	1,176,857
Mack-Cali Realty Corp.	10,340	193,668
Mapletree Logistics Trust	134,000	122,681
Mercialys SA	2,998	66,216
Mid-America Apartment Communities, Inc.	9,109	643,642
Mori Hills REIT Investment Corp.	125	174,560
MORI TRUST Sogo Reit, Inc.	115	205,470
New York REIT, Inc.	14,824	166,325
Nippon Building Fund, Inc.	178	997,627
Nomura Real Estate Office Fund, Inc.	43	190,562
Orix JREIT, Inc.	223	297,318
Parkway Properties, Inc.	8,346	167,337
Pebblebrook Hotel Trust	7,337	312,556
Pennsylvania Real Estate Investment Trust	8,792	188,413
Piedmont Office Realty Trust, Inc., Class A	14,272	277,590
Post Properties, Inc.	6,126	342,688
Premier Investment Corp.	16	70,695
Prologis, Inc.	60,559	2,522,282
PS Business Parks, Inc.	1,546	130,204
Public Storage	16,677	3,074,238
Ramco-Gershenson Properties Trust	7,583	132,551
Regency Centers Corp.	11,923	723,726
RioCan Real Estate Investment Trust	19,700	464,074
Rouse Properties, Inc.	5,476	99,718
SA Corporate Real Estate Fund	222,799	93,525
Scentre Group*	615,747	1,964,197
Segro PLC	91,294	556,189
Senior Housing Properties Trust	22,486	507,959
Shaftesbury PLC	24,237	277,661
Simon Property Group, Inc.	36,300	6,505,323
SL Green Realty Corp.	11,542	1,335,409
Sovran Self Storage, Inc.	3,680	313,131
Starhill Global REIT	13,000	8,252
Strategic Hotels & Resorts, Inc.*	28,264	363,192
Sun Communities, Inc.	5,551	321,791
Sunstone Hotel Investors, Inc.	25,168	385,322
Suntec Real Estate Investment Trust	314,000	436,247
Tanger Factory Outlet Centers, Inc.	9,911	354,516
Taubman Centers, Inc.	7,708	586,193
Tokyu REIT, Inc.	105	145,865
Top REIT, Inc.	10	41,276
UDR, Inc.	29,809	901,126
Unibail-Rodamco SE	11,849	3,038,172
United Urban Investment Corp.	304	479,774
Universal Health Realty Income Trust	3,195	154,798
Vastned Retail NV	3,099	141,521
Ventas, Inc.	35,504	2,432,379
Vornado Realty Trust	20,528	2,247,405
Washington Prime Group, Inc.	19,275	339,818

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Washington Real Estate Investment Trust	6,967	$196,887
Weingarten Realty Investors	14,778	535,703
Wereldhave NV	1,969	161,424
Westfield Corp.	222,790	1,565,545
Workspace Group PLC	6,101	64,230

		96,437,550

Real Estate Management & Development 1.9%
Aeon Mall Co., Ltd.	14,830	272,216
Atrium European Real Estate Ltd.*	8,053	42,173
Ayala Land, Inc.	679,800	507,962
BR Malls Participacoes SA	58,700	471,419
Brookfield Asset Management, Inc., Class A	67,500	3,304,179
Buwog AG*	6,585	121,740
CA Immobilien Anlagen AG*	7,932	152,140
Capital & Counties Properties PLC	88,782	485,689
CapitaLand Ltd.	337,000	832,025
Castellum AB	23,796	364,915
Central Pattana PCL	158,900	235,586
Daibiru Corp.	12,300	138,553
Echo Investment SA*	18,995	36,473
Fabege AB	20,886	268,107
First Capital Realty, Inc.	5,400	88,207
Forest City Enterprises, Inc., Class A*	18,558	387,677
Global Logistic Properties Ltd.	385,000	825,042
Grainger PLC	32,930	99,790
GuocoLand Ltd.	11,000	16,311
Hang Lung Group Ltd.	88,000	442,734
Hang Lung Properties Ltd.	266,000	830,646
Heiwa Real Estate Co., Ltd.	9,300	152,807
Hongkong Land Holdings Ltd.	133,000	914,407
Hulic Co., Ltd.	38,200	422,624
Hysan Development Co., Ltd.	62,342	284,457
Immofinanz AG*	131,707	398,732
Kerry Properties Ltd.	70,000	240,130
Kungsleden AB	17,608	109,841
Mitsui Fudosan Co., Ltd.	118,000	3,795,640
NTT Urban Development Corp.	19,600	221,834
PSP Swiss Property AG REG*	4,276	366,995
Robinsons Land Corp.	78,000	42,669
SM Prime Holdings, Inc.	984,475	383,460
Swiss Prime Site AG REG*	6,323	480,719
Tokyu Fudosan Holdings Corp.	70,000	497,512
Wheelock & Co., Ltd.	107,000	515,753

		18,751,164

Total Common Stocks (cost $100,863,999)		115,188,714

11

Statement of Investments (Continued)

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

U.S. Treasury Bonds 2.5%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
0.63%, 02/15/43 (a)	$1,715,000	$1,619,822
0.75%, 02/15/42 (a)	1,725,000	1,715,919
1.38%, 02/15/44 (a)	1,195,000	1,344,207
1.75%, 01/15/28 (a)	1,166,000	1,503,154
2.00%, 01/15/26 (a)	1,492,000	2,065,120
2.13%, 02/15/40 (a)	1,131,000	1,580,279
2.13%, 02/15/41 (a)	1,789,000	2,483,508
2.38%, 01/15/25 (a)	2,088,000	3,123,792
2.38%, 01/15/27 (a)	1,229,000	1,745,553
2.50%, 01/15/29 (a)	1,055,000	1,455,303
3.38%, 04/15/32 (a)	374,000	711,731
3.63%, 04/15/28 (a)	1,252,000	2,543,686
3.88%, 04/15/29 (a)(b)	1,454,000	3,024,426

Total U.S. Treasury Bonds (cost $24,048,355)		24,916,500

U.S. Treasury Notes 5.4%
U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/16 (a)(b)	2,861,000	3,115,684
0.13%, 04/15/17 (a)	3,313,000	3,522,498
0.13%, 04/15/18 (a)	3,729,000	3,882,518
0.13%, 04/15/19 (a)	2,535,000	2,592,502
0.13%, 01/15/22 (a)(b)	3,079,000	3,189,683
0.13%, 07/15/22 (a)	3,057,000	3,117,422
0.13%, 01/15/23 (a)	3,057,000	3,082,684
0.13%, 07/15/24 (a)	2,088,000	2,035,033
0.38%, 07/15/23 (a)	3,057,000	3,125,902
0.63%, 07/15/21 (a)	2,672,300	2,897,685
0.63%, 01/15/24 (a)	3,057,000	3,167,857
1.13%, 01/15/21 (a)(b)	2,735,000	3,140,139
1.25%, 07/15/20 (a)(b)	2,415,000	2,812,507
1.38%, 07/15/18 (a)(b)	1,117,000	1,312,339
1.38%, 01/15/20 (a)	1,415,000	1,662,887
1.63%, 01/15/18 (a)	1,224,000	1,479,128
1.88%, 07/15/19 (a)	1,133,000	1,382,425
2.00%, 01/15/16 (a)	1,268,000	1,568,694
2.13%, 01/15/19 (a)	1,101,000	1,336,559
2.38%, 01/15/17 (a)	1,286,000	1,619,141
2.50%, 07/15/16 (a)	1,492,000	1,861,294
2.63%, 07/15/17 (a)	1,044,000	1,306,320

Total U.S. Treasury Notes (cost $53,619,399)		53,210,901

Commodity-Linked Notes 3.8%

	Principal Amount	Market Value

JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 03/31/15 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (c)(d)(e)	$29,603,000	$20,153,734
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.20% due 10/26/15 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (c)(d)(e)	510,000	491,707
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 03/27/15 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (c)(d)(e)	8,350,000	5,766,945
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 04/06/15 (indexed to the Bloomberg Roll Select Commodity Total Return Index) (c)(d)(e)	16,080,000	10,380,383

Total Commodity-Linked Notes (cost $54,543,000)		36,792,769

Mutual Fund 42.1%

	Shares

Money Market Fund 42.1%
Fidelity Institutional Money Market Fund—Institutional Class, 0.08% (f)	411,881,970	411,881,970

Total Mutual Fund (cost $411,881,970)		411,881,970

Total Investments (cost $644,956,723) (g) — 65.6%		641,990,854

Other assets in excess of liabilities — 34.4%		336,633,769

NET ASSETS — 100.0%		$978,624,623

*	Denotes a non-income producing security.

(a)	Principal amounts are not adjusted for inflation.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2014. The maturity date represents the actual maturity date.

12

Statement of Investments (Continued)

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

(d)	Security is linked to the Bloomberg Roll Select Commodity Total Return Index. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Bloomberg Roll Select Commodity Total Return Index. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(e)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $36,792,769 which represents 3.76% of net assets.

(f)	Represents 7-day effective yield as of October 31, 2014.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

CVA	Dutch Certificate

LIBOR	London Interbank Offered Rate

Ltd.	Limited

NA	National Association

NL	Netherlands

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SpA	Limited Share Company

At October 31, 2014, the Fund’s open swap contracts were as follows:

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2014[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX Emerging Markets Index Series 22	1.00%	$150,410,000	2.394%	12/20/19	$(11,284,611)	$1,715,192
Markit CDX North America High Yield Index Series 23	5.00	140,530,000	3.420	12/20/19	7,629,467	3,039,898

					$(3,655,144)	$4,755,090

CDX Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative

13

Statement of Investments (Continued)

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (Continued)

notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Total Return Swap

Counterparty	Payments made by Fund	Payments Received by Fund	Notional Amount	Termination Date	Upfront Premium (Received)/ Paid	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Three-month U.S. Dollar LIBOR	MSCI Emerging Markets Index	$107,567,248	07/06/15	$0	$1,207,810

					$0	$1,207,810

At October 31, 2014, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
71	Australian 10 Year Bond Future	12/15/14	$7,671,960	$171,442
77	Canadian 10 Year Bond Future	12/18/14	9,361,883	46,633
1,384	EURO-BOBL Future	12/08/14	222,084,746	877,355
51	Japan 10 Year Bond Treasury Future	12/11/14	66,530,425	390,991
88	Long GILT Future	12/29/14	16,203,041	345,977

			$321,852,055	$1,832,398

BOBL	Bundesobligationen (Federal Republic of Germany)

GILT	Government Index-Linked Treasury

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
Assets:
Investments, at value (cost $644,956,723)	$641,990,854
Cash	299,253,475
Cash pledged for centrally cleared swaps	32,633,754
Foreign currencies, at value (cost $1,390,160)	1,335,975
Interest and dividends receivable	366,079
Receivable for capital shares issued	429,930
Reclaims receivable	26,545
Swaps contracts, at value (Note 2)	1,207,810
Receivable for variation margin on futures contracts	463,528
Receivable for variation margin on swap contracts	1,528,943
Prepaid expenses	31,690

Total Assets	979,268,583

Liabilities:
Payable for capital shares redeemed	31
Cash collateral due to broker for open swap contracts	310,000
Accrued expenses and other payables:
Investment advisory fees	250,569
Fund administration fees	27,115
Distribution fees	1,099
Administrative servicing fees	204
Accounting and transfer agent fees	3,512
Trustee fees	2,941
Deferred capital gain country tax	3,740
Custodian fees	2,906
Compliance program costs (Note 3)	279
Professional fees	31,547
Printing fees	7,371
Other	2,646

Total Liabilities	643,960

Net Assets	$978,624,623

Represented by:
Capital	$958,361,655
Accumulated distributions in excess of net investment income	8,096,712
Accumulated net realized gains from investments, futures, forward and foreign currency, written option, and swap transactions	7,395,629
Net unrealized appreciation/(depreciation) from investments†	(2,969,609)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,832,398
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(55,062)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	5,962,900

Net Assets	$978,624,623

†	Net of $3,740 of deferred capital gain country tax.

15

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
Net Assets:
Class A Shares	$3,316,122
Class C Shares	487,753
Institutional Service Class Shares	255,647
Institutional Class Shares	974,565,101

Total	$978,624,623

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	334,045
Class C Shares	49,659
Institutional Service Class Shares	25,677
Institutional Class Shares	97,933,677

Total	98,343,058

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.93
Class C Shares (b)	$9.82
Institutional Service Class Shares	$9.96
Institutional Class Shares	$9.95
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.16

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
INVESTMENT INCOME:
Interest income	$4,795,279
Dividend income	3,687,833
Income from securities lending (Note 2)	14,670
Foreign tax withholding	(164,837)

Total Income	8,332,945

EXPENSES:
Investment advisory fees	3,630,681
Fund administration fees	309,569
Distribution fees Class A	3,900
Distribution fees Class C	4,753
Administrative servicing fees Class A	944
Administrative servicing fees Class C	223
Administrative servicing fees Institutional Service Class	49
Registration and filing fees	52,629
Professional fees	105,069
Printing fees	23,234
Trustee fees	30,733
Custodian fees	34,347
Accounting and transfer agent fees	19,620
Compliance program costs (Note 3)	3,284
Other	90,862

Total expenses before earnings credit and expenses reimbursed	4,309,897

Earnings credit (Note 4)	(15,734)
Expenses reimbursed by adviser (Note 3)	(532,535)

Net Expenses	3,761,628

NET INVESTMENT INCOME	4,571,317

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,025,422
Net realized gains from futures transactions (Note 2)	14,428,636
Net realized gains from forward and foreign currency transactions (Note 2)	1,633,650
Net realized losses from written option transactions (Note 2)	(301,516)
Net realized gains from swap transactions (Note 2)	9,236,266

Net realized gains from investments, futures, forward and foreign currency, written options, and swap transactions	26,022,458

Net change in unrealized appreciation/(depreciation) from investments††	(3,604,709)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,662,299)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(932,621)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,630
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	343,176
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	1,295,561

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	(4,559,262)

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	21,463,196

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,034,513

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $217.

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$4,571,317	$1,126,484
Net realized gains from investments, futures, forward and foreign currency, written options, and swap transactions	26,022,458	1,707,850
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	(4,559,262)	7,164,883

Change in net assets resulting from operations	26,034,513	9,999,217

Distributions to Shareholders From:
Net investment income:
Class A	(13,827)	(3,230)
Class C	(1,080)	–
Institutional Service Class	(1,465)	(67)
Institutional Class	(11,760,851)	(1,451,513)

Change in net assets from shareholder distributions	(11,777,223)	(1,454,810)

Change in net assets from capital transactions	134,263,098	634,082,770

Change in net assets	148,520,388	642,627,177

Net Assets:
Beginning of year	830,104,235	187,477,058

End of year	$978,624,623	$830,104,235

Accumulated undistributed net investment income at end of year	$8,096,712	$1,997,205

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,403,694	$842,794
Dividends reinvested	13,171	3,083
Cost of shares redeemed	(338,831)	(317,253)

Total Class A Shares	2,078,034	528,624

Class C Shares
Proceeds from shares issued	62,086	172,669
Dividends reinvested	1,016	–
Cost of shares redeemed	(74,161)	(8,745)

Total Class C Shares	(11,059)	163,924

Institutional Service Class Shares
Proceeds from shares issued	236,931	74,601
Dividends reinvested	1,465	67
Cost of shares redeemed	(64,463)	(54)

Total Institutional Service Class Shares	173,933	74,614

18

Statements of Changes in Net Assets (Continued)

	Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$192,462,044	$690,499,174
Dividends reinvested	11,760,851	1,451,513
Cost of shares redeemed	(72,200,705)	(58,635,079)

Total Institutional Class Shares	132,022,190	633,315,608

Change in net assets from capital transactions	$134,263,098	$634,082,770

SHARE TRANSACTIONS:
Class A Shares
Issued	241,057	85,783
Reinvested	1,368	313
Redeemed	(34,686)	(32,426)

Total Class A Shares	207,739	53,670

Class C Shares
Issued	6,406	17,759
Reinvested	107	–
Redeemed	(7,730)	(900)

Total Class C Shares	(1,217)	16,859

Institutional Service Class Shares
Issued	23,633	7,505
Reinvested	151	7
Redeemed	(6,515)	(5)

Total Institutional Service Class Shares	17,269	7,507

Institutional Class Shares
Issued	19,684,758	71,213,198
Reinvested	1,219,986	147,362
Redeemed	(7,285,084)	(6,124,539)

Total Institutional Class Shares	13,619,660	65,236,021

Total change in shares	13,843,451	65,314,057

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2014 (f)	$9.80	(0.01)	0.24	0.23	(0.10)	(0.10)	–	$9.93	2.40%		$3,316,122	0.71%	(0.05%	)	0.77%	39.72%
Year Ended October 31, 2013 (f)	$9.74	0.01	0.09	0.10	(0.04)	(0.04)	–	$9.80	1.07%		$1,237,486	0.71%	0.12%		0.86%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.02	0.19	0.21	–	–	–	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Year Ended October 31, 2014 (f)	$9.69	(0.06)	0.21	0.15	(0.02)	(0.02)	–	$9.82	1.59%		$487,753	1.45%	(0.57%	)	1.51%	39.72%
Year Ended October 31, 2013 (f)	$9.66	(0.05)	0.08	0.03	–	–	–	$9.69	0.31%		$492,813	1.40%	(0.56%	)	1.55%	7.42%
Year Ended October 31, 2012 (f)	$9.51	(0.05)	0.20	0.15	–	–	–	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	–	–	–	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Year Ended October 31, 2014 (f)	$9.83	0.03	0.23	0.26	(0.13)	(0.13)	–	$9.96	2.72%		$255,647	0.43%	0.29%		0.49%	39.72%
Year Ended October 31, 2013 (f)	$9.77	0.04	0.09	0.13	(0.07)	(0.07)	–	$9.83	1.38%		$82,618	0.40%	0.42%		0.54%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	–	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Year Ended October 31, 2014 (f)	$9.82	0.05	0.21	0.26	(0.13)	(0.13)	–	$9.95	2.74%		$974,565,101	0.40%	0.49%		0.46%	39.72%
Year Ended October 31, 2013 (f)	$9.77	0.04	0.09	0.13	(0.08)	(0.08)	–	$9.82	1.28%		$828,291,318	0.40%	0.43%		0.54%	7.42%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	–	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011. Total return is calculated based on inception date of July 25, 2011 through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-five (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund) (the “Fund”), a series of the Trust.

The Fund currently offers Class A, Class C, Institutional Service Class and Institutional Class shares. Each class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the

21

Notes to Financial Statements (Continued)

October 31, 2014

Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

22

Notes to Financial Statements (Continued)

October 31, 2014

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interests components of the note. Commodity-linked notes are categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Commodity-Linked Notes	$—	$36,792,769	$—	$36,792,769
Common Stocks
Real Estate Investment Trusts (REITs)	66,810,229	29,627,321	—	96,437,550
Real Estate Management & Development	4,921,802	13,829,362	—	18,751,164
Total Common Stocks	$71,732,031	$43,456,683	$—	$115,188,714
Swap Contracts*	—	5,962,900	—	5,962,900
Futures Contracts	1,832,398	—	—	1,832,398
Mutual Fund	411,881,970	—	—	411,881,970
U.S. Treasury Bonds	—	24,916,500	—	24,916,500
U.S. Treasury Notes	—	53,210,901	—	53,210,901
Total	$485,446,399	$164,339,753	$—	$649,786,152

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation).

During the year ended October 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other

23

Notes to Financial Statements (Continued)

October 31, 2014

factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. Certain commodity-linked notes may be illiquid. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(d)	Options

The Fund purchased call options and wrote put options on foreign indices, and entered into closing transactions with respect to such options to terminate existing positions. Such call and put option investments are utilized to replicate the performance of an index. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options written by the Fund) expose the Fund to counterparty risk. To the extent required by Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid

24

Notes to Financial Statements (Continued)

October 31, 2014

obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option contract is open, unless they are replaced with other eligible assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s written options contracts are disclosed in the Statement of Assets and Liabilities under “Written options, at value” and in the Statement of Operations under “Net realized gains/losses from written option transactions” and “Net change in unrealized appreciation/(depreciation) from written options.”

The Fund’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investments, at value” and in the Statement of Operations under “Net realized gains/losses from investment transactions” and “Net change in unrealized appreciation/(depreciation) from investments.”

Transactions in written options during the year ended October 31, 2014

Put Options
	Number of Contracts	Premiums
Balance at 10/31/13	232	$—
Written	—	—
Terminated in closing purchase transactions	(232)	—
Expirations	—	—
Exercised	—	—
Balance as of 10/31/14	—	$—

Amounts designated as “—” are zero or have been rounded to zero.

At October 31, 2014, the Fund had no open option contracts.

(e)	Swap Contracts

Credit Default Swaps. The Fund had entered into credit default swap contracts during the year ended October 31, 2014. Swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund used credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value.” These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the swap.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively

25

Notes to Financial Statements (Continued)

October 31, 2014

adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund used credit default swaps on sovereign issues to take a long position to replicate performance of a particular security. At October 31, 2014, the Fund held no credit default swaps on sovereign issues.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Pricing services utilize comparisons to two valuation sources. If the valuations differ by more than 100 basis points against the notional amount, further investigation with the pricing services takes place. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of October 31, 2014 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Equity Swaps — The Fund had entered into equity swap contracts to gain exposure to a market, index, or issuer without owning or taking physical custody of securities. The counterparty to an equity swap contract is a financial institution. The Fund’s equity swap contracts are structured in a manner in which the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund has segregated liquid assets to cover its obligations under the equity swap contracts.

26

Notes to Financial Statements (Continued)

October 31, 2014

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are valued at the last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy. At October 31, 2014, the Fund holds no equity swaps.

Total Return Swaps — The Fund entered into total return swaps to obtain exposure to a foreign market and/or foreign index without owning such securities or investing directly in that foreign market and/or foreign index. Total return swaps are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to a fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. The Fund has segregated liquid assets to cover its obligations under the total return swap contract.

The Fund entered into total return swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and /or foreign index. Total return swaps are generally categorized as Level 2 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

(f)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the value of equities and interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

27

Notes to Financial Statements (Continued)

October 31, 2014

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

(g)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts to gain exposure to certain currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

At October 31, 2014, the Fund had no open forward foreign currency contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of October 31, 2014:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2014

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Swap contracts, at value	$4,755,090
Equity risk	Swap contracts, at value	1,207,810
Futures Contracts(b)
Interest rate risk	Unrealized appreciation from futures contracts	1,832,398
Total		$7,795,298
(a)	Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

28

Notes to Financial Statements (Continued)

October 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the Year ended October 31, 2014

Realized Gain/(Loss):	Total
Purchased Options(a)
Equity risk	$49,799
Written Options
Equity risk	(301,516)
Swap Contracts
Credit risk	11,933,173
Equity risk	(2,696,907)
Futures Contracts
Equity risk	3,235,705
Interest rate risk	11,192,931
Forward Foreign Currency Contracts
Currency risk	2,467,373
Total	$25,880,558
(a)	Realized gains/(losses) from purchased options are included in “Net realized gains/losses from investment transactions”.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year ended October 31, 2014

Unrealized Appreciation/(Depreciation):	Total
Purchased Options(a)
Equity risk	$(600,380)
Written Options
Equity risk	343,176
Swap Contracts
Credit risk	522,640
Equity risk	772,921
Futures Contracts
Equity risk	(1,041,901)
Interest rate risk	(620,398)
Forward Foreign Currency Contracts
Currency risk	(932,621)
Total	$(1,556,563)
(a)	Unrealized appreciation/(depreciation) from purchased options is included in “Net change in unrealized appreciation/(depreciation) from investments”.

Goldman Sachs Asset Management, L.P., (the “Subadviser”) utilizes future contracts to gain exposure to certain emerging and developing markets in which the Fund cannot hold direct investments. The number of futures contracts held by the Fund as of October 31, 2014 is generally indicative of the volume for the year ended October 31, 2014.

Futures Contracts:
Average Notional Balance Long(a)	$314,774,721

(a)	The Fund entered into futures contracts from November 1, 2014 through October 31, 2014.

During the year ended October 31, 2014, the Subadviser utilized options, non centrally cleared credit default swaps, equity swaps, and forward foreign currency contracts to replicate the performance of an index overall.

29

Notes to Financial Statements (Continued)

October 31, 2014

For the year ended October 31, 2014, the average amounts of outstanding derivative financial instruments were as follows.

Options:
Average Value Purchased(b)	$530,441
Average Value Written(b)	$297,588
Average number of purchased option contracts(b)	232
Average number of written option contracts(b)	232

Non Centrally Cleared Credit Default Swaps:
Average Notional Balance—Sell Protection(c)	$216,190,000

Equity Swaps:
Average Notional Balance(d)	$32,862,875

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(e)	$98,108,184
Average Settlement Value Sold(e)	$21,317,131

(b)	The Fund entered into options contracts from November 1, 2013 through November 30, 2013.
(c)	The Fund entered into non centrally cleared credit default swaps from November 1, 2013 through July 31, 2014.
(d)	The Fund entered into equity swaps from November 1, 2013 through May 31, 2014.
(e)	The Fund entered into forward foreign currency exchange contracts from November 1, 2013 through May 31, 2014.

As of July 31, 2014, the Subadviser no longer utilizes options, non centrally cleared credit default swaps, equity swaps and forward foreign currency contracts and instead utilizes centrally cleared credit default swaps and a total return swap to replicate the performance of an index overall.

Centrally Cleared Credit Default Swaps:
Average Notional Balance—Sell Protection(f)	$169,714,615

Total Return Swaps:
Average Notional Balance(g)	$107,567,248

(f)	The Fund entered into centrally cleared credit default swaps from November 1, 2013 through October 31, 2014.
(g)	The Fund entered into total return swaps from June 30, 2014 through October 31, 2014.

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help {the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction

30

Notes to Financial Statements (Continued)

October 31, 2014

may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2014, the centrally cleared credit default swaps and the futures contracts agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for total return swaps that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2014:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Swap Contracts	$1,207,810	$—	$1,207,810
Total	$1,207,810	$—	$1,207,810

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Deutsche bank AG	$1,207,810	$—	$(310,000)	$897,810
Total	$1,207,810	$—	$(310,000)	$897,810

Amounts designated as “—” are zero.

(h)	Securities Lending

For the period from April 1, 2014 through October 31, 2014, the Fund entered into securities lending transactions. To generate additional income, the Fund lent their portfolio securities, up to 33 1/3% of the total net assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that the Fund receives may be included in calculating the Fund’s total net assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. The Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. For the period from November 1, 2013 through March 31, 2014, JPMorgan Chase Bank, N.A. (“JPMorgan”) served as the securities lending agent for the securities lending program for the Fund. The Fund did not enter into any securities lending

31

Notes to Financial Statements (Continued)

October 31, 2014

transactions with JPMorgan for the period from November 1, 2013 through March 31, 2014. Effective April 1, 2014, Brown Brothers Harriman & Co. (“BBH”) serves as the primary securities lending agent for the securities lending program of the Fund. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

Effective April 1, 2014, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Fund and BBH.

At October 31, 2014, the BBH Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

At October 31, 2014, there were no portfolio securities on loan.

(i)	Repurchase Agreements

From April 1, 2014 through October 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2014, there were no repurchase agreements.

(j)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such

32

Notes to Financial Statements (Continued)

October 31, 2014

distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(k)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, real estate investment trust (“REIT”) returns of capital dividend, and swap contracts. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
$ 126,789	$13,305,413	$(13,432,202)

(l)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

33

Notes to Financial Statements (Continued)

October 31, 2014

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the Subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.40%
$200 million and more	0.37%

Prior to May 1, 2014, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.40%

For the year ended October 31, 2014, the Fund’s effective advisory fee rate was 0.39%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.40% for all share classes until February 28, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement

34

Notes to Financial Statements (Continued)

October 31, 2014

is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Total
$378,975	$347,963	$532,535	$1,259,473

During the year ended October 31, 2014, no amount was reimbursed by the Fund to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2014, NFM received $309,569 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2014, the Fund’s portion of such costs amounted to $3,284.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

35

Notes to Financial Statements (Continued)

October 31, 2014

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. During the year ended October 31, 2014, Class A sales charges ranged from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2014, the Fund imposed front-end sales charges of $752.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. During the year ended October 31, 2014, applicable Class A CDSCs were 0.75% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the year ended October 31, 2014, the Fund imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Fund.

During the year ended October 31, 2014, NFS earned $1,216 in administrative services fees from the Fund.

During the year ended October 31, 2014, the effective rate for administrative services fees that NFS earned from Class A, Class C, and Institutional Service Class were 0.06%, 0.05%, and 0.03%, respectively.

As of October 31, 2014, NFA or its affiliates directly held 99.59% of the outstanding shares of the Fund.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended October 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended October 31, 2014, the Fund had purchases of $173,967,035 and sales of $405,866,309 (excluding short-term securities).

36

Notes to Financial Statements (Continued)

October 31, 2014

For the year ended October 31, 2014, the Fund had purchases of $77,965,052 and sales of $338,751,696 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and Forwards. Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as

37

Notes to Financial Statements (Continued)

October 31, 2014

movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

Other

The Fund, along with certain series of Nationwide Variable Insurance Trust, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Institutional Money Market Fund. As with investments in any money market fund, the Fund’s investments of cash in the Fidelity Institutional Money Market Fund are neither guaranteed nor insured, and shares of the Fidelity Institutional Money Market Fund may decline in value, causing losses to the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Regulatory Items

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

9.  Other

As of October 31, 2014, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 63.12% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. During the year ended October 31, 2014, the Fund recaptured $0 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,777,223	$—	$11,777,223	$—	$11,777,223

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

38

Notes to Financial Statements (Continued)

October 31, 2014

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,454,810	$—	$1,454,810	$—	$1,454,810

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
$19,524,258	$3,972,453	$23,496,711	$—	$—	$(3,233,743)	$20,262,968

Amounts designated as “—” are zero or have been rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$646,559,456	$16,503,191	$(21,071,793)	$(4,568,602)

During the year ended October 31, 2014, the Fund had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Utilized	Expired
$ 2,965,445	$—

Amounts designated as “—” are zero or have rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Portfolio Completion Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Portfolio Completion Fund, formerly, Nationwide Alternatives Allocation Fund, (one of the series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

40

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

41

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

42

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

43

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

44

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

45

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity

46

Market Index Definitions (con’t.)

exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

47

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

48

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

49

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

50

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014

AR-PC 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Equity Funds

Nationwide International Value Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business —one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (Con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide International Value Fund

For the annual period ended October 31, 2014, the Nationwide International Value Fund (Institutional Service Class) returned 1.41% versus -0.15% for its benchmark, the MSCI World ex USA Index. For broader comparison, the median return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 124 funds as of October 31, 2014) was -0.11% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the 12-month reporting period, markets were volatile and produced modest returns as confidence in a European recovery waned. The German economy decelerated as the period progressed, worrying investors. In addition, the European Central Bank (ECB) did not provide strong direction for stimulus, which is needed to push the recovery forward. The Japanese economy wavered as well during the reporting period, because activity slowed after an increase in the consumption tax.

The leading sectors during the reporting period were health care, information technology, consumer staples and industrials. Most other sectors produced modest gains or were flat during the reporting period, except for energy and materials, both of which fell sharply as oil prices were weak and demand for metals declined.

During the reporting period, stock selection contributed to Fund performance while sector allocation was slightly positive.

The Fund’s largest stock contributors during the reporting period included Fund holdings in Shire plc, Astellas Pharma Inc. and Novartis AG, three health care companies. Shire was a takeover target, while Astellas Pharma and Novartis disclosed new drug discoveries. Imperial Tobacco Group PLC performed well during the reporting period as a defensive Fund holding. Checkpoint Systems, Inc., a software security company held by the Fund, garnered good earnings during the reporting period from its suite of products.

Stocks that detracted from the Fund’s returns during the reporting period included holdings in ORIX Corp. and Sumitomo Realty & Development Co., Ltd., two financial services companies; Lightstream Resources Ltd., an energy company; Carrefour SA, a retailer; and Teck Resources Ltd., a mining company.

ORIX and Sumitomo Realty & Development Co. suffered along with other financial services companies due to Japan’s economic uncertainty. Carrefour declined along with the weak French economy, while Lightstream Respurces and Teck Resources experienced falling commodity prices.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Charles Burbeck and Nick Irish, ASIP

The Fund is subject to the risks of investing in equity securities, as well as the risks of investing in foreign securities. Value funds may underperform other funds that use different investing styles. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide International Value Fund

Objective

The Fund seeks long-term capital appreciation.

Highlights

•	The Nationwide International Value Fund (Institutional Service Class) returned 1.41% during the reporting period, outperforming the benchmark by 1.26% and the Lipper peer category median by 1.52%.

•	During the reporting period, stock selection contributed to Fund performance while sector allocation was slightly positive.

Asset Allocation†

Common Stocks	122.1%
Exchange Traded Funds	2.0%
Warrant	0.1%
Liabilities in excess of other assets††	(24.2%)
100.0%

Top Industries†††

Banks	12.5%
Pharmaceuticals	11.3%
Insurance	10.0%
Oil, Gas & Consumable Fuels	7.0%
Automobiles	6.1%
Metals & Mining	5.8%
Food Products	4.2%
Wireless Telecommunication Services	3.5%
Software	3.0%
Diversified Financial Services	2.8%
Other Industries	33.8%
100.0%

Top Holdings†††

Novartis AG	3.4%
Nestle SA	3.0%
Bayer AG	2.5%
Toronto-Dominion Bank (The)	2.4%
KDDI Corp.	2.2%
AIA Group Ltd.	2.2%
Shire PLC	1.9%
Fuji Heavy Industries Ltd.	1.9%
Imperial Tobacco Group PLC	1.9%
Astellas Pharma, Inc.	1.9%
Other Holdings	76.7%
100.0%

Top Countries†††

Japan	25.1%
United Kingdom	23.2%
Switzerland	8.9%
Germany	7.6%
Canada	6.1%
Spain	5.0%
Netherlands	4.1%
Hong Kong	3.6%
Ireland	2.9%
France	2.6%
Other Countries	10.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

5

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	1.55%	4.09%	3.89%	[2]
	w/ SC3	(4.27)%	2.86%	(4.72)%	[2]
Class C	w/o SC1	0.69%	3.29%	(4.60)%	[2]
	w/ SC4	(0.29)%	3.29%	(4.60)%	[2]
Institutional Service Class[5]		1.41%	4.07%	(3.88)%	[2]
Institutional Class[5]		1.71%	4.32%	(3.65)%	[2]
MSCI World ex USA Index		(0.15)%	6.52%	0.41%
CPI		1.66%	1.89%	1.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	1.26%
Class C	2.00%
Institutional Service Class	1.25%
Institutional Class	1.00%

^	Current effective prospectus dated March 1, 2014. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class actual results.

6

Fund Performance (con’t.)	Nationwide International Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide International Value Fund from inception through 10/31/14 versus the MSCI World ex USA Index and the Consumer Price Index (CPI) from 1/1/08 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Value Fund October 31, 2014			Beginning Account Value($) 05/01/14	Ending Account Value($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14	Expense Ratio During Period (%) 05/01/14 - 10/31/14
Class A Shares	Actual	(a)	1,000.00	961.60	6.38	1.29
	Hypothetical	(a)(b)	1,000.00	1,018.70	6.56	1.29
Class C Shares	Actual	(a)	1,000.00	958.10	10.32	2.09
	Hypothetical	(a)(b)	1,000.00	1,014.67	10.61	2.09
Institutional Service Class Shares	Actual	(a)	1,000.00	963.20	6.19	1.25
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.36	1.25
Institutional Class Shares	Actual	(a)	1,000.00	962.40	4.95	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2014

Nationwide International Value Fund

Common Stocks 122.1%

	Shares	Market Value

AUSTRALIA 1.3%
Real Estate Investment Trusts (REITs) 1.3%
Scentre Group*	24,446	$77,981
Westfield Corp.	19,363	136,064

		214,045

CANADA 7.5%
Banks 3.0%
Toronto-Dominion Bank (The)	10,100	497,092

Metals & Mining 0.6%
Teck Resources Ltd., Class B	6,100	96,394

Oil, Gas & Consumable Fuels 3.9%
Canadian Oil Sands Ltd.	15,900	249,141
Lightstream Resources Ltd.	20,547	54,328
Suncor Energy, Inc.	10,200	362,187

		665,656

		1,259,142

DENMARK 1.6%
Marine 1.6%
AP Moeller - Maersk A/S, Class B	117	273,028

FINLAND 2.3%
Insurance 2.3%
Sampo OYJ, Class A	7,973	382,046

FRANCE 3.3%
Automobiles 1.4%
Peugeot SA*	19,130	227,351

Electrical Equipment 1.9%
Schneider Electric SE	4,048	318,926

		546,277

GERMANY 9.4%
Automobiles 1.6%
Daimler AG REG	3,423	266,888

Construction Materials 1.2%
HeidelbergCement AG	2,865	195,584

Metals & Mining 1.5%
ThyssenKrupp AG*	10,647	256,609

Multi-Utilities 1.2%
E.ON SE	11,326	195,261

Pharmaceuticals 3.1%
Bayer AG REG	3,647	521,601

Semiconductors & Semiconductor Equipment 0.8%
Aixtron SE*	10,815	131,959

		1,567,902

HONG KONG 4.4%
Industrial Conglomerates 1.7%
Jardine Matheson Holdings Ltd.	2,000	119,856

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Industrial Conglomerates (continued)
Jardine Matheson Holdings Ltd.	2,800	$168,000

		287,856

Insurance 2.7%
AIA Group Ltd.	80,600	449,782

		737,638

IRELAND 3.6%
Airlines 1.2%
Ryanair Holdings PLC, ADR*	3,600	199,944

Pharmaceuticals 2.4%
Shire PLC	6,016	403,655

		603,599

ISRAEL 1.8%
Software 1.8%
Check Point Software Technologies Ltd.*	4,100	304,425

ITALY 1.9%
Banks 0.9%
Intesa Sanpaolo SpA	50,270	147,782

Insurance 1.0%
Mediolanum SpA	26,343	177,607

		325,389

JAPAN 31.2%
Airlines 1.7%
Japan Airlines Co., Ltd.	10,400	279,262

Automobiles 4.7%
Fuji Heavy Industries Ltd.	12,000	399,397
Toyota Motor Corp.	6,100	367,081

		766,478

Banks 1.9%
Mitsubishi UFJ Financial Group, Inc.	55,700	324,687

Chemicals 1.8%
Shin-Etsu Chemical Co., Ltd.	4,700	301,687

Diversified Financial Services 2.0%
ORIX Corp.	24,300	337,290

Electronic Equipment, Instruments & Components 1.9%
Hitachi Ltd.	41,000	322,156

Household Durables 2.1%
Panasonic Corp.	28,500	342,891

Insurance 1.4%
Tokio Marine Holdings, Inc.	7,200	230,891

Machinery 3.5%
Hino Motors Ltd.	18,000	263,396
THK Co., Ltd.	12,200	306,865

		570,261

9

Statement of Investments (Continued)

October 31, 2014

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Oil, Gas & Consumable Fuels 1.1%
INPEX Corp.	14,900	$190,578

Personal Products 1.5%
Shiseido Co., Ltd.	15,400	255,550

Pharmaceuticals 2.3%
Astellas Pharma, Inc.	24,800	384,908

Real Estate Management & Development 1.3%
Sumitomo Realty & Development Co., Ltd.	6,000	224,934

Trading Companies & Distributors 1.3%
ITOCHU Corp.	18,500	223,638

Wireless Telecommunication Services 2.7%
KDDI Corp.	7,000	459,686

		5,214,897

NETHERLANDS 5.1%
Banks 2.3%
ING Groep NV, CVA*	26,206	375,280

Beverages 1.5%
Heineken NV	3,458	258,327

Chemicals 1.3%
Koninklijke DSM NV	3,505	219,616

		853,223

NORWAY 2.0%
Diversified Telecommunication Services 2.0%
Telenor ASA	15,068	338,829

SPAIN 6.2%
Banks 4.0%
Banco Santander SA	42,084	371,835
Bankia SA*	161,357	289,369

		661,204

Electric Utilities 0.6%
Acciona SA*	1,496	104,553

Media 1.6%
Mediaset Espana Comunicacion SA*	21,451	269,303

		1,035,060

SWEDEN 0.6%
Oil, Gas & Consumable Fuels 0.6%
Lundin Petroleum AB*	6,716	94,928

SWITZERLAND 11.1%
Food Products 3.7%
Nestle SA REG	8,532	625,687

Insurance 1.5%
Zurich Insurance Group AG*	848	256,629

Metals & Mining 1.6%
Glencore PLC*	51,326	263,335

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Pharmaceuticals 4.3%
Novartis AG REG	7,636	$708,643

		1,854,294

UNITED KINGDOM 28.8%
Banks 3.5%
Barclays PLC	74,825	287,771
Lloyds Banking Group PLC*	237,936	293,825

		581,596

Beverages 1.7%
SABMiller PLC	5,090	287,906

Diversified Financial Services 1.5%
London Stock Exchange Group PLC	7,526	243,040

Food Products 1.5%
Associated British Foods PLC	5,540	244,490

Insurance 3.6%
Aviva PLC	37,807	316,228
Prudential PLC	12,038	278,752

		594,980

Metals & Mining 3.5%
Anglo American PLC	11,826	249,689
Rio Tinto PLC	7,042	335,068

		584,757

Oil, Gas & Consumable Fuels 3.0%
BP PLC	51,529	370,746
Premier Oil PLC	32,613	134,669

		505,415

Pharmaceuticals 1.9%
AstraZeneca PLC	4,363	318,710

Software 1.8%
Sage Group PLC (The)	50,010	302,833

Textiles, Apparel & Luxury Goods 1.1%
Burberry Group PLC	7,497	184,228

Tobacco 2.3%
Imperial Tobacco Group PLC	9,029	392,236

Trading Companies & Distributors 1.8%
Ashtead Group PLC	18,427	308,730

Wireless Telecommunication Services 1.6%
Vodafone Group PLC	81,026	269,448

		4,818,369

Total Common Stocks (cost $20,490,518)		20,423,091

10

Statement of Investments (Continued)

October 31, 2014

Nationwide International Value Fund (Continued)

Warrant 0.1%

	Number of Warrants	Market Value

FRANCE 0.1%
Automobiles 0.1%
Peugeot SA, expiring at an exercise price of $6.43 on 04/29/17*	5,941	$9,008

Total Warrant (cost $–)		9,008

Exchange Traded Funds 2.0%

	Shares

UNITED STATES 2.0%
iShares MSCI Canada ETF	700	20,944
iShares MSCI EAFE ETF	4,800	306,960

Total Exchange Traded Funds (cost $344,703)		327,904

Total Investments (cost $20,835,221) (a) — 124.2%		20,760,003

Liabilities in excess of other assets — (24.2)%		(4,044,128)

NET ASSETS — 100.0%		$16,715,875

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

CVA	Dutch Certificate

ETF	Exchange Traded Fund

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company
SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

October 31, 2014

Nationwide International Value Fund
Assets:
Investments, at value (cost $20,835,221)	$20,760,003
Cash	58,019
Foreign currencies, at value (cost $63,608)	60,529
Dividends receivable	38,046
Receivable for capital shares issued	183
Prepaid expenses	18,635

Total Assets	20,935,415

Liabilities:
Payable for capital shares redeemed	4,176,831
Accrued expenses and other payables:
Investment advisory fees	1,476
Fund administration fees	7,996
Distribution fees	90
Administrative servicing fees	4,238
Accounting and transfer agent fees	692
Trustee fees	165
Custodian fees	687
Professional fees	21,974
Printing fees	5,329
Other	62

Total Liabilities	4,219,540

Net Assets	$16,715,875

Represented by:
Capital	$16,024,252
Accumulated undistributed net investment income	1,123,848
Accumulated net realized losses from investments and foreign currency transactions	(352,967)
Net unrealized appreciation/(depreciation) from investments	(75,218)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,040)

Net Assets	$16,715,875

12

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide International Value Fund
Net Assets:
Class A Shares	$331,492
Class C Shares	16,175
Institutional Service Class Shares	16,260,856
Institutional Class Shares	107,352

Total	$16,715,875

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	50,223
Class C Shares	2,476
Institutional Service Class Shares	2,457,979
Institutional Class Shares	16,216

Total	2,526,894

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.60
Class C Shares (b)	$6.53
Institutional Service Class Shares	$6.62
Institutional Class Shares	$6.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.00

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended October 31, 2014

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$3,674,859
Income from securities lending (Note 2)	65,930
Interest income	382
Other income	790
Foreign tax withholding	(290,751)

Total Income	3,451,210

EXPENSES:
Investment advisory fees	777,196
Fund administration fees	106,611
Distribution fees Class A	1,050
Distribution fees Class C	217
Administrative servicing fees Class A	145
Administrative servicing fees Class C	10
Administrative servicing fees Institutional Service Class	227,345
Registration and filing fees	47,981
Professional fees	55,081
Printing fees	16,137
Trustee fees	2,059
Custodian fees	6,511
Accounting and transfer agent fees	5,881
Compliance program costs (Note 3)	134
Other	2,927

Total expenses before earnings credit and expenses reimbursed	1,249,285

Earnings credit (Note 4)	(2)
Expenses reimbursed by adviser (Note 3)	(108,900)

Net Expenses	1,140,383

NET INVESTMENT INCOME	2,310,827

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	25,384,245
Net realized losses from foreign currency transactions (Note 2)	(20,887)
Net realized gain/loss from reclaim receivable sale and voluntary advisory contribution (Note 3)	(–)

Net realized gains from investments, foreign currency transactions, reclaim receivable sale and voluntary advisor contribution	25,363,358

Net change in unrealized appreciation/(depreciation) from investments	(19,674,242)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,236)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(19,680,478)

Net realized/unrealized gains from investments, foreign currency transactions, reclaim receivable sale, voluntary advisor contribution and translation of assets and liabilities denominated in foreign currencies	5,682,880

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,993,707

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$2,310,827	$3,743,049
Net realized gains from investments, foreign currency transactions, reclaim receivable sale and voluntary advisor contribution	25,363,358	22,906,141
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(19,680,478)	6,184,307

Change in net assets resulting from operations	7,993,707	32,833,497

Distributions to Shareholders From:
Net investment income:
Class A	(15,009)	(8,624)
Class C	(753)	(352)
Institutional Service Class	(4,278,559)	(5,110,805)
Institutional Class	(1,238)	(816)

Change in net assets from shareholder distributions	(4,295,559)	(5,120,597)

Change in net assets from capital transactions	(107,018,644)	(100,694,808)

Change in net assets	(103,320,496)	(72,981,908)

Net Assets:
Beginning of year	120,036,371	193,018,279

End of year	$16,715,875	$120,036,371

Accumulated undistributed net investment income at end of year	$1,123,848	$2,051,127

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$84,174	$183,759
Dividends reinvested	15,009	8,624
Cost of shares redeemed	(157,434)	(252,537)

Total Class A Shares	(58,251)	(60,154)

Class C Shares
Proceeds from shares issued	10,051	–
Dividends reinvested	753	352
Cost of shares redeemed	(14,748)	(52)

Total Class C Shares	(3,944)	300

Institutional Service Class Shares
Proceeds from shares issued	5,142,840	13,774,602
Dividends reinvested	4,278,559	5,110,805
Cost of shares redeemed	(116,459,899)	(119,522,461)

Total Institutional Service Class Shares	(107,038,500)	(100,637,054)

Institutional Class Shares
Proceeds from shares issued	80,940	4,375
Dividends reinvested	1,238	816
Cost of shares redeemed	(127)	(3,091)

Total Institutional Class Shares	82,051	2,100

Change in net assets from capital transactions	$(107,018,644)	$(100,694,808)

15

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	12,193	28,882
Reinvested	2,268	1,408
Redeemed	(24,501)	(41,852)

Total Class A Shares	(10,040)	(11,562)

Class C Shares
Issued	1,483	–
Reinvested	115	59
Redeemed	(2,192)	(9)

Total Class C Shares	(594)	50

Institutional Service Class Shares
Issued	746,143	2,227,741
Reinvested	645,809	846,537
Redeemed	(16,633,457)	(18,737,602)

Total Institutional Service Class Shares	(15,241,505)	(15,663,324)

Institutional Class Shares
Issued	11,547	678
Reinvested	186	133
Redeemed	(19)	(455)

Total Institutional Class Shares	11,714	356

Total change in shares	(15,240,425)	(15,674,480)

Amounts designated as “–” are zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2014 (d)	$6.74	0.11	(0.01	) (f)	0.10	(0.24)	(0.24)	$6.60	1.55%	(g)	$331,492	1.28%	1.69%	1.57%	57.45%
Year Ended October 31, 2013 (d)	$5.76	0.12	1.03		1.15	(0.17)	(0.17)	$6.74	20.27%		$406,403	1.26%	1.90%	1.28%	25.50%
Year Ended October 31, 2012 (d)	$5.60	0.11	0.20		0.31	(0.15)	(0.15)	$5.76	6.02%		$413,861	1.25%	2.00%	1.26%	80.92%
Year Ended October 31, 2011 (d)	$6.43	0.11	(0.76)		(0.65)	(0.18)	(0.18)	$5.60	(10.40%	)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (d)	$6.20	0.12	0.21		0.33	(0.10)	(0.10)	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%

Class C Shares
Year Ended October 31, 2014 (d)	$6.70	0.08	(0.03	) (f)	0.05	(0.22)	(0.22)	$6.53	0.69%	(g)	$16,175	2.05%	1.24%	2.31%	57.45%
Year Ended October 31, 2013 (d)	$5.72	0.07	1.03		1.10	(0.12)	(0.12)	$6.70	19.40%		$20,559	2.00%	1.12%	2.01%	25.50%
Year Ended October 31, 2012 (d)	$5.53	0.07	0.21		0.28	(0.09)	(0.09)	$5.72	5.39%		$17,263	2.00%	1.26%	2.01%	80.92%
Year Ended October 31, 2011 (d)	$6.37	0.07	(0.76)		(0.69)	(0.15)	(0.15)	$5.53	(11.17%	)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (d)	$6.15	0.05	0.22		0.27	(0.05)	(0.05)	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%

Institutional Service Class Shares
Year Ended October 31, 2014 (d)	$6.76	0.17	(0.07	) (f)	0.10	(0.24)	(0.24)	$6.62	1.56%	(e)(g)	$16,260,856	1.25%	2.54%	1.37%	57.45%
Year Ended October 31, 2013 (d)	$5.77	0.12	1.04		1.16	(0.17)	(0.17)	$6.76	20.42%		$119,578,990	1.25%	1.90%	1.25%	25.50%
Year Ended October 31, 2012 (d)	$5.61	0.12	0.19		0.31	(0.15)	(0.15)	$5.77	6.02%		$192,563,202	1.25%	2.13%	1.25%	80.92%
Year Ended October 31, 2011 (d)	$6.43	0.12	(0.76)		(0.64)	(0.18)	(0.18)	$5.61	(10.29%)		$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (d)	$6.21	0.10	0.21		0.31	(0.09)	(0.09)	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%

Institutional Class Shares
Year Ended October 31, 2014 (d)	$6.76	0.08	0.03	(f)	0.11	(0.25)	(0.25)	$6.62	1.71%	(g)	$107,352	1.00%	1.16%	1.49%	57.45%
Year Ended October 31, 2013 (d)	$5.78	0.13	1.04		1.17	(0.19)	(0.19)	$6.76	20.64%		$30,419	1.00%	2.12%	1.01%	25.50%
Year Ended October 31, 2012 (d)	$5.63	0.12	0.20		0.32	(0.17)	(0.17)	$5.78	6.28%		$23,953	1.00%	2.26%	1.01%	80.92%
Year Ended October 31, 2011 (d)	$6.45	0.13	(0.75)		(0.62)	(0.20)	(0.20)	$5.63	(10.03%)		$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (d)	$6.23	0.12	0.21		0.33	(0.11)	(0.11)	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes voluntary contribution from the Investment Advisor which increased Class A, Class C, Institutional Service Class and Institutional Class Net Realized and Unrealized Gains (Losses) from Investments by 0.03, 0.02, 0.03 and 0.02, respectively. See Note 3 for additional information.
(g)	Includes voluntary contribution from the Investment Advisor which increased Class A, Class C, Institutional Service Class and Institutional Class total return by 0.46%, 0.31%, 0.46% and 0.30% respectively. See Note 3 for additional information.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide International Value Fund (the “Fund”), a series of the Trust.

The Fund currently offers Class A, Class C, Institutional Service Class and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a diversified Fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Fund, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the

18

Notes to Financial Statements (Continued)

October 31, 2014

Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

October 31, 2014

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2014. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$199,944	$279,262	$—	$479,206
Automobiles	—	1,260,717	—	1,260,717
Banks	497,092	2,090,549	—	2,587,641
Beverages	—	546,233	—	546,233
Chemicals	—	521,303	—	521,303
Construction Materials	—	195,584	—	195,584
Diversified Financial Services	—	580,330	—	580,330
Diversified Telecommunication Services	—	338,829	—	338,829
Electric Utilities	—	104,553	—	104,553
Electrical Equipment	—	318,926	—	318,926
Electronic Equipment, Instruments & Components	—	322,156	—	322,156
Food Products	—	870,177	—	870,177
Household Durables	—	342,891	—	342,891
Industrial Conglomerates	168,000	119,856	—	287,856
Insurance	—	2,091,935	—	2,091,935
Machinery	—	570,261	—	570,261
Marine	—	273,028	—	273,028
Media	—	269,303	—	269,303
Metals & Mining	96,394	1,104,701	—	1,201,095
Multi-Utilities	—	195,261	—	195,261
Oil, Gas & Consumable Fuels	665,656	790,921	—	1,456,577
Personal Products	—	255,550	—	255,550
Pharmaceuticals	—	2,337,517	—	2,337,517
Real Estate Investment Trusts (REITs)	—	214,045	—	214,045
Real Estate Management & Development	—	224,934	—	224,934
Semiconductors & Semiconductor Equipment	—	131,959	—	131,959
Software	304,425	302,833	—	607,258
Textiles, Apparel & Luxury Goods	—	184,228	—	184,228
Tobacco	—	392,236	—	392,236
Trading Companies & Distributors	—	532,368	—	532,368
Wireless Telecommunication Services	—	729,134	—	729,134
Total Common Stocks	$1,931,511	$18,491,580	$—	$20,423,091
Exchange Traded Funds	327,904	—	—	327,904
Warrant	—	9,008	—	9,008
Total	$2,259,415	$18,500,588	$—	$20,760,003
Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

20

Notes to Financial Statements (Continued)

October 31, 2014

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies”.

(c)	Securities Lending

For the period from April 1, 2014 through October 31, 2014, the Fund entered into securities lending transactions (the Fund did not enter into any securities lending transactions from November 1, 2013 through March 31, 2014). To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total net assets of the Fund, to brokers, dealers, and other financial institutions. The collateral that a Fund receives may be included in calculating the Fund’s total net assets. The Fund’s securities lending standards and guidelines require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. The Fund receives payments from the securities lending agent equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the securities lending agent to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. Brown Brothers Harriman & Co. (“BBH”) serves as the primary securities lending agent for the securities lending program of the Fund. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee. Information on the investment of cash collateral is shown in the Statement of Investments.

BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement between the Fund and BBH.

At October 31, 2014, the BBH Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

At October 31, 2014 the Fund had no portfolio securities on loan.

(d)	Joint Repurchase Agreements

From April 1, 2014 through October 31, 2014, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations “(the Fund did not enter into any repurchase

21

Notes to Financial Statements (Continued)

October 31, 2014

agreements from November 1, 2013 through March 31, 2014).” In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For joint repurchase agreements, BBH takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2014, the Fund held no repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held, otherwise it is recorded as an adjustment to realized gain / loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to passive foreign investment company income and foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

22

Notes to Financial Statements (Continued)

October 31, 2014

Reclassifications for the year ended October 31, 2014 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
$(21,972,418)	$1,057,453	$20,914,965

Amount designated as “—” is zero or has been rounded to zero.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected UBS Global AM (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

23

Notes to Financial Statements (Continued)

October 31, 2014

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended October 31, 2014, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.85%

For the year ended October 31, 2014, the Fund’s effective advisory fee rate was 0.85%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 1.00% for all share classes until November 30, 2015.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2014, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2012 Amount	Fiscal Year 2013 Amount	Fiscal Year 2014 Amount	Total
$2,419	$2,896	$108,900	$114,215

During the year ended October 31, 2014, no amount was reimbursed by the Fund to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (the “NVIT Trust”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2014, NFM received $106,611 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

24

Notes to Financial Statements (Continued)

October 31, 2014

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2014, the Fund’s portion of such costs amounted to $134.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. During the year ended October 31, 2014, Class A sales charges ranged from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2014, the Fund imposed front-end sales charges of $307.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. During the year ended October 31, 2014, applicable Class A CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the year ended October 31, 2014, the Fund imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Fund.

During the year ended October 31, 2014, NFS earned $227,500 in administrative services fees from the Fund.

During the year ended October 31, 2014, the effective rate for administrative services fees that NFS earned from Class A, Class C and Institutional Service Class were 0.03%, 0.04% and 0.25%, respectively.

As of October 31, 2014, NFA or its affiliates directly held 53.91% of the outstanding shares of the Fund.

Asset Purchase Agreement

On September 5, 2014, Value Recapture Partners LLC (the “Purchaser) and the Fund (the “Seller) entered into an agreement whereby the Purchaser acquired all rights, title and interest to the Fund’s outstanding reclaim receivables.

25

Notes to Financial Statements (Continued)

October 31, 2014

The full value of the assets was $292,529. The Purchaser acquired the assets of the Fund for $225,000 and NFA voluntarily contributed the difference to the Fund. As a result of the agreement, the Fund incurred no loss on the sale of the outstanding reclaim receivables.

4.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and NVIT Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the period ended October 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

5.  Investment Transactions

For the year ended October 31, 2014, the Fund had purchases of $51,194,242 and sales of $155,408,540 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements

26

Notes to Financial Statements (Continued)

October 31, 2014

is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Regulatory Items

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

9.  Other

As of October 31, 2014, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 5 accounts holding 97.82% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. During the year ended October 31, 2014, the Fund recaptured $2,955 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,295,559	$—	$4,295,559	$—	$4,295,559
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,120,597	$—	$5,120,597	$—	$5,120,597
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

27

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
$1,139,789	$21,921	$1,161,710	$—	$—	$(470,087)	$691,623

Amounts designated as “—” are zero or have been rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$21,226,050	$1,123,556	$(1,589,603)	$(466,047)

As of October 31, 2014, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2014, the Fund has capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Utilized	Expired
$24,104,272	$21,972,418

12.  Subsequent Events

On September 10, 2014, the Board of Trustees of the Trust considered and approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about December 19, 2014.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide International Value Fund, (one of the series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 12 to the financial statements, on September 10, 2014, the Board of Trustees approved a proposal to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about December 19, 2014.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

29

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
International Value	0.30%

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Value	$2,893,819	$1.1452

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Value	$148,317	$0.0587

30

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H. J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

31

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

32

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

33

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

34

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity

36

Market Index Definitions (con’t.)

exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

37

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

38

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

39

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

40

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014

AR-INTV 12/14

Annual Report

October 31, 2014

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2014

Dear Investor,

At Nationwide®, we pride ourselves on our dedication to helping America prepare for and live in retirement. Three-time Super Bowl-winning coach Joe Gibbs likes to say that “A winning effort begins with preparation.” We agree. It is satisfying to help investors work with financial advisors to begin to plan for a stable future. Even more gratifying is to watch investors progress through the years and ultimately reach retirement with the confidence and resources to thrive.

You may have noticed that the Nationwide logo has changed. Rest assured that we are still the same solid company with an 85-year history of looking out for our customers. During the past several months we have taken deliberate steps to more fully align as one company. As we begin the transition to one brand, we will be known as one business — one Nationwide — offering insurance, banking and financial services and products with operations in all 50 states. We believe that as one company we will be even better positioned to put you first.

During the one-year reporting period ended October 31, 2014, most Nationwide mutual funds performed well. The broad U.S. stock market performance as measured by the S&P 500® Index grew 17.27% for the period, with all sectors reporting positive returns. The Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, returned 4.14% for the period.

This report brings you information about market trends during the one-year reporting period as well as your fund’s specific holdings and performance. You also can read insights from Nationwide’s portfolio management partners and analysts.

We are here for the long term, poised to help you prepare for your “winning effort.” As always, thank you for your investment in Nationwide funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the fiscal-year reporting period ended October 31, 2014, most asset classes produced a positive investment return. Domestic equities experienced a broad-based rally, with the S&P 500® Index delivering a 17.27% return, and nearly all market sectors and capitalization ranges showing strong performance for the reporting period. The performance of international equities was mixed during the reporting period, with the MSCI EAFE® Index registering -0.60% as positive local market return was more than offset by the negative impact of the decline in local currencies relative to the U.S. dollar. Fixed-income investment returns were positive during the reporting period, driven by declining long-term interest rates and strong performance of credit-sensitive market segments.

In the United States, investment performance during the reporting period was affected positively by encouraging economic data and continued strong corporate earnings. With the exception of a weak report in the first calendar quarter of 2014 due to the impact of winter storms, each quarter experienced real gross domestic product (GDP) growth of greater than 3%. In addition, equity and fixed-income investment returns were supported during the reporting period by declining longer-term interest rates and the continuation of the accommodative Federal Reserve policy. The 10-year Treasury yield fell during the reporting period, and despite the end of the Quantitative Easing (QE) program, Fed officials remained committed to keeping the federal funds rate low for “a considerable time.”1

The S&P 500 Index produced positive performance in nine of the 12 months of the reporting period. The weakest month was January 2014, registering -3.46%, but the brief downturn was more than offset by a 4.57% return in February 2014.

All sectors of the S&P 500 Index posted positive returns for the reporting period. The best-performing sectors for the S&P 500 during the reporting period were health care, up 30.1%; information technology, up 25.4%; and utilities, up 20.5%. Health care rallied in reaction to excitement surrounding new products; technology, due to strong earnings; and utilities, due to declining interest rates. While all sector returns were positive, the sectors with the lowest returns included energy, up 5.0%; telecommunication services, up 7.2%; and consumer discretionary, up 11.0%.

The strong performance of U.S. equities was broad based during the reporting period, with large-capitalization stocks outperforming small-cap stocks, and growth outperforming value.

U.S. economic growth was solid during the reporting period, with real GDP growth averaging 2.4% for the past four calendar quarters despite a -2.1% report for the first calendar quarter of 2014. The -2.1% figure stands as the only negative result reported since the end of the most recent economic recession in 2009 and was largely due to unusually disruptive winter weather. The one negative result does appear to be an anomaly, as expectations are for continued positive growth for the remainder of 2014 and through 2015. Inflation remained well controlled through the reporting period, with the U.S. Consumer Price Index (CPI) and the core CPI (excluding the volatile food and energy categories) below 2%. Despite job-creation levels coming in lower than those seen during many past economic recoveries, the unemployment rate continued to decline during the reporting period, falling from 7.2% to 5.8%.

Despite strong domestic equity performance during the reporting period, the performance of international stocks was relatively flat for the period. Investors’ focus was on uncertainty surrounding Russia and Ukraine, along with sluggish European economic growth; worries about a U.S. tapering (reduction of accommodative policy involving asset purchases)

2

Economic Review (con’t.)

depressed relative returns during the reporting period. The investment return in local currencies was positive in international markets during the reporting period, although largely offset by the negative impact of the stronger dollar. The MSCI EAFE Index registered -0.60%, while the MSCI Emerging Markets® Index returned 0.64% for the reporting period. Despite headline risks, emerging markets stocks slightly outperformed those of developed markets, reversing the trend of underperformance that had prevailed since the fourth quarter of 2010.

Performance in the fixed-income markets was driven by declining interest rates and falling credit spreads during the reporting period. Long-term Treasury yields fell during the reporting period, with the 10-year Treasury yield declining from 2.56% to 2.34%. Fixed-income investment returns were positive, as investors absorbed the news of the Fed’s tapering (reduce) the quantitative easing (QE) program. Long-term and credit-sensitive bonds delivered the strongest performance among fixed-income investments during the reporting period.

Index	Fiscal Year Total Return (as of October 31, 2014)
Barclays U.S. 1-3 Year Government/Credit Bond	0.89%
Barclays U.S. 10-20 Year Treasury Bond	7.42%
Barclays Emerging Markets USD Aggregate Bond	6.86%
Barclays Municipal Bond	7.82%
Barclays U.S. Aggregate Bond	4.14%
Barclays U.S. Corporate High Yield	5.82%
MSCI EAFE®	-0.60%
MSCI Emerging Markets®	0.64%
MSCI World ex USA	-0.15%
Russell 1000® Growth	17.11%
Russell 1000® Value	16.46%
Russell 2000®	8.06%
S&P 500®	17.27%

Source: Morningstar

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

3

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2010 Fund (Class R) returned 4.71% versus 6.24% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 119 funds as of October 31, 2014) was 5.72% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 27% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate

4

Fund Commentary (con’t.)	Nationwide Destination 2010 Fund

risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2010 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	26%	1.06%
Nationwide S&P 500 Index Fund Institutional Class	15%	2.55%
Nationwide International Index Fund Institutional Class	14%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
iShares Intermediate Credit Bond ETF	9%	0.31%
Nationwide Inflation-Protected Securities Fund Institutional Class	9%	0.17%

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Mid Cap Market Index Fund Institutional Class	8%	0.91%
Nationwide Small Cap Index Fund Institutional Class	4%	0.32%
iShares 1-3 Year Credit Bond ETF	3%	0.03%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.10%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2010 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

5

Fund Overview	Nationwide Destination 2010 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 27% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Fixed Income Funds	48.2%
Equity Funds	41.9%
Alternative Assets	10.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	25.6%
Nationwide S&P 500 Index Fund, Institutional Class	15.3%
Nationwide International Index Fund, Institutional Class	14.2%
Nationwide Portfolio Completion Fund, Institutional Class	9.9%
iShares Intermediate Credit Bond ETF	8.8%
Nationwide Inflation-Protected Securities Fund, Institutional Class	8.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.2%
Nationwide Small Cap Index Fund, Institutional Class	4.2%
iShares 1-3 Year Credit Bond ETF	3.0%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

6

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.02%	6.69%	2.80%	[2]
	w/SC3	(0.98)%	5.43%	1.96%	[2]
Class C	w/o SC1	4.37%	6.15%	2.22%	[2]
	w/SC4	3.37%	6.15%	2.22%	[2]
Class R5,6		4.71%	6.43%	2.52%	[2]
Institutional Service Class[5]		5.49%	7.26%	3.22%	[2]
Institutional Class[5]		5.60%	7.22%	3.27%	[2]
Morningstar® Lifetime Moderate 2010 Index		6.24%	8.72%	5.73%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.41%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2010 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2010 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,018.30	3.05	0.60
	Hypothetical	(b),(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	1,014.50	6.35	1.25
	Hypothetical	(b),(c)	1,000.00	1,018.90	6.36	1.25
Class R Shares(d)	Actual	(b)	1,000.00	1,017.20	4.47	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,019.90	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13
Institutional Class Shares	Actual	(b)	1,000.00	1,019.80	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

9

Statement of Investments

October 31, 2014

Nationwide Destination 2010 Fund

Mutual Funds 86.3%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class (a)	286,448	$2,850,154

Total Alternative Assets (cost $2,801,221)		2,850,154

Equity Funds 41.9%
Nationwide International Index Fund, Institutional Class (a)	496,112	4,058,196
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	118,126	2,342,447
Nationwide S&P 500 Index Fund, Institutional Class (a)	281,893	4,383,439
Nationwide Small Cap Index Fund, Institutional Class (a)	75,782	1,202,661

Total Equity Funds (cost $10,353,850)		11,986,743

Fixed Income Funds 34.4%
Nationwide Bond Index Fund, Institutional Class (a)	649,760	7,335,794
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	263,774	2,524,318

Total Fixed Income Funds (cost $9,816,292)		9,860,112

Total Mutual Funds (cost $22,971,363)		24,697,009

Exchange Traded Funds 13.8%
Fixed Income Funds 13.8%
iShares 1-3 Year Credit Bond ETF	8,059	849,983
iShares iBoxx $ High Yield Corporate Bond ETF	6,153	569,337
iShares Intermediate Credit Bond ETF	23,002	2,528,150

Total Exchange Traded Funds (cost $3,905,172)		3,947,470

Total Investments (cost $26,876,535) (b) — 100.1%		28,644,479

Liabilities in excess of other assets — (0.1)%		(17,528)

NET ASSETS — 100.0%		$28,626,951

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $22,971,363)	$24,697,009
Investments in non-affiliates, at value (cost $3,905,172)	3,947,470

Total Investments, at value (total cost $26,876,535)	28,644,479

Receivable for investments sold	12,565
Receivable for capital shares issued	11,122

Total Assets	28,668,166

Liabilities:
Payable for capital shares redeemed	23,687
Accrued expenses and other payables:
Investment advisory fees	3,104
Distribution fees	8,942
Administrative servicing fees	5,288
Trustee fees (Note 3)	85
Professional fees	109

Total Liabilities	41,215

Net Assets	$28,626,951

Represented by:
Capital	$25,766,757
Accumulated undistributed net investment income	14,849
Accumulated net realized gains from affiliated and non-affiliated investments	1,077,401
Net unrealized appreciation/(depreciation) from investments in affiliates	1,725,646
Net unrealized appreciation/(depreciation) from investments in non-affiliates	42,298

Net Assets	$28,626,951

Net Assets:
Class A Shares	$2,784,131
Class C Shares	1,566,876
Class R Shares	16,866,896
Institutional Service Class Shares	22,863
Institutional Class Shares	7,386,185

Total	$28,626,951

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	305,649
Class C Shares	173,318
Class R Shares	1,858,089
Institutional Service Class Shares	2,510
Institutional Class Shares	809,985

Total	3,149,551

11

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.11
Class C Shares (b)	$9.04
Class R Shares	$9.08
Institutional Service Class Shares	$9.11
Institutional Class Shares	$9.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$532,065
Dividend income from non-affiliates	82,684

Total Income	614,749

EXPENSES:
Investment advisory fees	38,974
Distribution fees Class A	12,951
Distribution fees Class C	14,459
Distribution fees Class R (a)	84,603
Distribution fees Class R1 (b)	4,085
Administrative servicing fees Class A	12,399
Administrative servicing fees Class C	946
Administrative servicing fees Class R (a)	42,302
Administrative servicing fees Class R1 (b)	1,571
Professional fees (Note 3)	218
Trustee fees (Note 3)	994

Total Expenses	213,502

NET INVESTMENT INCOME	401,247

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	711,216
Net realized gains from investment transactions with affiliates	867,777
Net realized gains from investment transactions with non-affiliates	9,711

Net realized gains from affiliated and non-affiliated investments	1,588,704

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(561,176)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	38,515

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(522,661)

Net realized/unrealized gains from affiliated and non-affiliated investments	1,066,043

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,467,290

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$401,247	$303,677
Net realized gains from affiliated and non-affiliated investments	1,588,704	983,090
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(522,661)	1,504,276

Change in net assets resulting from operations	1,467,290	2,791,043

Distributions to Shareholders From:
Net investment income:
Class A	(88,024)	(91,031)
Class C	(15,180)	(7,593)
Class R (a)	(217,275)	(130,722)
Class R1 (b)	(14,661)	(14,251)
Institutional Service Class	(456)	(83)
Institutional Class	(109,915)	(58,954)
Net realized gains:
Class A	(233,229)	(212,072)
Class C	(39,935)	(26,928)
Class R (a)	(463,812)	(407,077)
Class R1 (b)	(60,938)	(50,284)
Institutional Service Class	(628)	(29)
Institutional Class	(116,521)	(84,987)

Change in net assets from shareholder distributions	(1,360,574)	(1,084,011)

Change in net assets from capital transactions	(3,913,761)	(2,697,436)

Change in net assets	(3,807,045)	(990,404)

Net Assets:
Beginning of year	32,433,996	33,424,400

End of year	$28,626,951	$32,433,996

Accumulated undistributed net investment income at end of year	$14,849	$33,850

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,868,369	$4,908,657
Dividends reinvested	321,253	303,103
Cost of shares redeemed	(7,654,751)	(7,390,740)

Total Class A Shares	(5,465,129)	(2,178,980)

Class C Shares
Proceeds from shares issued	170,000	301,893
Dividends reinvested	54,962	34,521
Cost of shares redeemed	(33,784)	(1,334)

Total Class C Shares	191,178	335,080

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

14

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,367,906	$3,365,517
Proceeds from shares issued from class conversion	1,828,082	–
Dividends reinvested	681,087	537,799
Cost of shares redeemed	(4,658,155)	(5,188,386)

Total Class R Shares	218,920	(1,285,070)

Class R1 Shares (b)
Proceeds from shares issued	72,868	576,246
Dividends reinvested	75,599	64,535
Cost of shares redeemed in class conversion	(1,828,082)	–
Cost of shares redeemed	(357,202)	(641,875)

Total Class R1 Shares	(2,036,817)	(1,094)

Institutional Service Class Shares
Proceeds from shares issued	–	367,762
Dividends reinvested	1,084	112
Cost of shares redeemed	(410)	(347,992)

Total Institutional Service Class Shares	674	19,882

Institutional Class Shares
Proceeds from shares issued	4,654,778	2,317,067
Dividends reinvested	226,436	143,941
Cost of shares redeemed	(1,703,801)	(2,048,262)

Total Institutional Class Shares	3,177,413	412,746

Change in net assets from capital transactions	$(3,913,761)	$(2,697,436)

SHARE TRANSACTIONS:
Class A Shares
Issued	206,698	558,922
Reinvested	36,579	35,669
Redeemed	(848,284)	(837,490)

Total Class A Shares	(605,007)	(242,899)

Class C Shares
Issued	19,040	34,597
Reinvested	6,287	4,081
Redeemed	(3,804)	(155)

Total Class C Shares	21,523	38,523

Class R Shares (a)
Issued	263,384	386,222
Issued in class conversion	206,148	–
Reinvested	77,524	63,490
Redeemed	(519,282)	(594,127)

Total Class R Shares	27,774	(144,415)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	8,130	66,011
Reinvested	8,660	7,610
Redeemed in class conversion	(206,269)	–
Redeemed	(40,682)	(73,971)

Total Class R1 Shares	(230,161)	(350)

Institutional Service Class Shares
Issued	–	42,376
Reinvested	123	13
Redeemed	(45)	(40,096)

Total Institutional Service Class Shares	78	2,293

Institutional Class Shares
Issued	517,542	264,109
Reinvested	25,539	16,861
Redeemed	(189,858)	(231,141)

Total Institutional Class Shares	353,223	49,829

Total change in shares	(432,570)	(297,019)

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$9.07	0.14	0.30	0.44	(0.14)	(0.26)	(0.40)	$9.11	5.02%	$2,784,131	0.62%	1.55%	0.62%	29.54%
Year Ended October 31, 2013 (c)	$8.63	0.09	0.65	0.74	(0.09)	(0.21)	(0.30)	$9.07	8.73%	$8,257,825	0.63%	1.07%	0.63%	50.61%
Year Ended October 31, 2012 (c)	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%	$9,953,015	0.66%	0.84%	0.66%	81.09%
Year Ended October 31, 2011 (c)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%	$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (c)	$8.30	0.13	0.84	0.97	(0.15)	–	(0.15)	$9.12	11.72%	$8,099,252	0.84%	1.48%	0.84%	34.56%

Class C Shares
Year Ended October 31, 2014 (c)	$9.02	0.07	0.31	0.38	(0.10)	(0.26)	(0.36)	$9.04	4.37%	$1,566,876	1.20%	0.83%	1.20%	29.54%
Year Ended October 31, 2013 (c)	$8.59	0.04	0.66	0.70	(0.06)	(0.21)	(0.27)	$9.02	8.27%	$1,368,581	1.13%	0.47%	1.13%	50.61%
Year Ended October 31, 2012 (c)	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%	$973,276	1.14%	0.27%	1.14%	81.09%
Year Ended October 31, 2011 (c)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%	$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (c)	$8.28	0.10	0.82	0.92	(0.11)	–	(0.11)	$9.09	11.24%	$189,659	1.34%	1.14%	1.34%	34.56%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$9.05	0.10	0.31	0.41	(0.12)	(0.26)	(0.38)	$9.08	4.71%	$16,866,896	0.88%	1.14%	0.88%	29.54%
Year Ended October 31, 2013 (c)	$8.61	0.06	0.66	0.72	(0.07)	(0.21)	(0.28)	$9.05	8.47%	$16,555,381	0.88%	0.73%	0.88%	50.61%
Year Ended October 31, 2012 (c)	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%	$16,995,542	0.92%	0.60%	0.92%	81.09%
Year Ended October 31, 2011 (c)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%	$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (c)	$8.28	0.13	0.82	0.95	(0.13)	–	(0.13)	$9.10	11.59%	$17,033,905	1.09%	1.48%	1.09%	34.56%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$9.08	0.17	0.31	0.48	(0.19)	(0.26)	(0.45)	$9.11	5.49%	$22,863	0.13%	1.90%	0.13%	29.54%
Year Ended October 31, 2013 (c)	$8.63	0.06	0.73	0.79	(0.13)	(0.21)	(0.34)	$9.08	9.40%	$22,075	0.13%	0.65%	0.13%	50.61%
Year Ended October 31, 2012 (c)	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%	$1,199	0.16%	1.33%	0.16%	81.09%
Year Ended October 31, 2011 (c)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%	$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (c)	$8.30	0.19	0.82	1.01	(0.20)	–	(0.20)	$9.11	12.41%	$1,102	0.36%	2.24%	0.36%	34.56%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$9.08	0.16	0.33	0.49	(0.19)	(0.26)	(0.45)	$9.12	5.60%	$7,386,185	0.13%	1.81%	0.13%	29.54%
Year Ended October 31, 2013 (c)	$8.64	0.12	0.66	0.78	(0.13)	(0.21)	(0.34)	$9.08	9.26%	$4,149,052	0.13%	1.42%	0.13%	50.61%
Year Ended October 31, 2012 (c)	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%	$3,516,901	0.17%	1.33%	0.17%	81.09%
Year Ended October 31, 2011 (c)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%	$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (c)	$8.31	0.21	0.81	1.02	(0.20)	–	(0.20)	$9.13	12.38%	$3,399,678	0.34%	2.38%	0.34%	34.56%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Destination 2015 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2015 Fund (Class R) returned 5.28% versus 6.84% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 155 funds as of October 31, 2014) was 6.03% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 32% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate

18

Fund Commentary (con’t.)	Nationwide Destination 2015 Fund

risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2015 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	22%	0.89%
Nationwide S&P 500 Index Fund Institutional Class	18%	3.07%
Nationwide International Index Fund Institutional Class	17%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.33%
Nationwide Mid Cap Market Index Fund Institutional Class	9%	1.02%
iShares Intermediate Credit Bond ETF	7%	0.24%

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Small Cap Index Fund Institutional Class	5%	0.40%
Nationwide Inflation-Protected Securities Fund Institutional Class	5%	0.10%
iShares 1-3 Year Credit Bond ETF	3%	0.03%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.10%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2015 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

19

Fund Overview	Nationwide Destination 2015 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 32% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Equity Funds	50.1%
Fixed Income Funds	38.1%
Alternative Assets	11.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	21.6%
Nationwide S&P 500 Index Fund, Institutional Class	18.3%
Nationwide International Index Fund, Institutional Class	17.3%
Nationwide Portfolio Completion Fund, Institutional Class	11.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.3%
iShares Intermediate Credit Bond ETF	6.8%
Nationwide Small Cap Index Fund, Institutional Class	5.2%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.9%
iShares 1-3 Year Credit Bond ETF	2.9%
iShares iBoxx $ High Yield Corporate Bond ETF	1.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

20

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.60%	7.71%	3.48%	[2]
	w/SC3	(0.50)%	6.45%	2.63%	[2]
Class C	w/o SC1	4.95%	7.17%	2.94%	[2]
	w/SC4	3.95%	7.17%	2.94%	[2]
Class R5,6		5.28%	7.44%	3.21%	[2]
Institutional Service Class[5]		5.77%	7.98%	3.7%	[2]
Institutional Class[5]		6.03%	8.25%	3.97%	[2]
Morningstar® Lifetime Moderate 2015 Index		6.84%	9.46%	5.73%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.42%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Destination 2015 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2015 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2015 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,019.30	3.05	0.60
	Hypothetical	(b),(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	1,016.00	5.95	1.17
	Hypothetical	(b),(c)	1,000.00	1,019.31	5.96	1.17
Class R Shares(d)	Actual	(b)	1,000.00	1,017.20	4.47	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,020.80	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,022.00	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

23

Statement of Investments

October 31, 2014

Nationwide Destination 2015 Fund

Mutual Funds 88.3%

	Shares	Market Value

Alternative Assets 11.8%
Nationwide Portfolio Completion Fund, Institutional Class (a)	1,730,265	$17,216,140

Total Alternative Assets (cost $16,698,524)		17,216,140

Equity Funds 50.1%
Nationwide International Index Fund, Institutional Class (a)	3,090,626	25,281,320
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	685,256	13,588,625
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,719,801	26,742,906
Nationwide Small Cap Index Fund, Institutional Class (a)	477,620	7,579,829

Total Equity Funds (cost $59,728,790)		73,192,680

Fixed Income Funds 26.4%
Nationwide Bond Index Fund, Institutional Class (a)	2,791,789	31,519,300
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	749,394	7,171,704

Total Fixed Income Funds (cost $38,496,729)		38,691,004

Total Mutual Funds (cost $114,924,043)		129,099,824

Exchange Traded Funds 11.7%
Fixed Income Funds 11.7%
iShares 1-3 Year Credit Bond ETF	40,669	4,289,360
iShares iBoxx $ High Yield Corporate Bond ETF	30,895	2,858,714
iShares Intermediate Credit Bond ETF	90,763	9,975,761

Total Exchange Traded Funds (cost $16,946,081)		17,123,835

Total Investments (cost $131,870,124) (b) — 100.0%		146,223,659

Liabilities in excess of other assets — 0.0%†		(71,389)

NET ASSETS — 100.0%		$146,152,270

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $114,924,043)	$129,099,824
Investments in non-affiliates, at value (cost $16,946,081)	17,123,835

Total Investments, at value (total cost $131,870,124)	146,223,659

Receivable for investments sold	312,835
Receivable for capital shares issued	19,936

Total Assets	146,556,430

Liabilities:
Payable for capital shares redeemed	332,770
Accrued expenses and other payables:
Investment advisory fees	15,597
Distribution fees	26,824
Administrative servicing fees	27,988
Trustee fees (Note 3)	427
Professional fees (Note 3)	554

Total Liabilities	404,160

Net Assets	$146,152,270

Represented by:
Capital	$124,249,415
Accumulated net investment income	67,953
Accumulated net realized gains from affiliated and non-affiliated investments	7,481,367
Net unrealized appreciation/(depreciation) from investments in affiliates	14,175,781
Net unrealized appreciation/(depreciation) from investments in non-affiliates	177,754

Net Assets	$146,152,270

Net Assets:
Class A Shares	$11,150,884
Class C Shares	1,031,938
Class R Shares	56,452,141
Institutional Service Class Shares	49,742,140
Institutional Class Shares	27,775,167

Total	$146,152,270

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,139,211
Class C Shares	105,952
Class R Shares	5,791,098
Institutional Service Class Shares	5,077,925
Institutional Class Shares	2,829,630

Total	14,943,816

25

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.79
Class C Shares (b)	$9.74
Class R Shares	$9.75
Institutional Service Class Shares	$9.80
Institutional Class Shares	$9.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,802,191
Dividend income from non-affiliates	366,564

Total Income	3,168,755

EXPENSES:
Investment advisory fees	197,866
Distribution fees Class A	55,126
Distribution fees Class C	9,353
Distribution fees Class R (a)	287,398
Distribution fees Class R1 (b)	14,709
Administrative servicing fees Class A	52,345
Administrative servicing fees Class C	192
Administrative servicing fees Class R (a)	143,699
Administrative servicing fees Class R1 (b)	5,657
Administrative servicing fees Institutional Service Class	115,456
Professional fees (Note 3)	1,630
Trustee fees (Note 3)	5,049

Total Expenses	888,480

NET INVESTMENT INCOME	2,280,275

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,906,610
Net realized gains from investment transactions with affiliates	5,423,669
Net realized gains from investment transactions with non-affiliates	45,252

Net realized gains from affiliated and non-affiliated investments	9,375,531

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(3,077,552)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	151,732

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(2,925,820)

Net realized/unrealized gains from affiliated and non-affiliated investments	6,449,711

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,729,986

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$2,280,275	$1,654,920
Net realized gains from affiliated and non-affiliated investments	9,375,531	3,524,908
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(2,925,820)	10,897,541

Change in net assets resulting from operations	8,729,986	16,077,369

Distributions to Shareholders From:
Net investment income:
Class A	(351,955)	(334,550)
Class C	(10,202)	(5,374)
Class R (a)	(767,549)	(453,521)
Class R1 (b)	(56,379)	(45,514)
Institutional Service Class	(850,857)	(610,092)
Institutional Class	(459,166)	(214,165)
Net realized gains:
Class A	(679,725)	(862,106)
Class C	(18,459)	(22,334)
Class R (a)	(1,191,972)	(1,515,550)
Class R1 (b)	(162,763)	(175,132)
Institutional Service Class	(1,024,708)	(1,265,827)
Institutional Class	(399,617)	(349,182)

Change in net assets from shareholder distributions	(5,973,352)	(5,853,347)

Change in net assets from capital transactions	(14,744,375)	589,455

Change in net assets	(11,987,741)	10,813,477

Net Assets:
Beginning of year	158,140,011	147,326,534

End of year	$146,152,270	$158,140,011

Accumulated undistributed net investment income at end of year	$67,953	$132,851

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,424,384	$24,811,366
Dividends reinvested	1,030,952	1,195,814
Cost of shares redeemed	(26,886,645)	(27,615,077)

Total Class A Shares	(20,431,309)	(1,607,897)

Class C Shares
Proceeds from shares issued	211,234	101,529
Dividends reinvested	28,661	27,567
Cost of shares redeemed	(86,269)	(97,056)

Total Class C Shares	153,626	32,040

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

28

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$6,265,028	$7,650,095
Proceeds from shares issued from class conversion	7,060,840	–
Dividends reinvested	1,959,521	1,969,071
Cost of shares redeemed	(13,652,349)	(12,243,367)

Total Class R Shares	1,633,040	(2,624,201)

Class R1 Shares (b)
Proceeds from shares issued	585,037	1,952,372
Dividends reinvested	219,142	220,646
Cost of shares redeemed in class conversion	(7,060,840)	–
Cost of shares redeemed	(759,988)	(1,895,044)

Total Class R1 Shares	(7,016,649)	277,974

Institutional Service Class Shares
Proceeds from shares issued	13,125,560	13,046,495
Dividends reinvested	1,875,565	1,875,919
Cost of shares redeemed	(13,282,285)	(15,276,586)

Total Institutional Service Class Shares	1,718,840	(354,172)

Institutional Class Shares
Proceeds from shares issued	13,751,249	7,903,301
Dividends reinvested	858,783	563,347
Cost of shares redeemed	(5,411,955)	(3,600,937)

Total Institutional Class Shares	9,198,077	4,865,711

Change in net assets from capital transactions	$(14,744,375)	$589,455

SHARE TRANSACTIONS:
Class A Shares
Issued	564,787	2,656,898
Reinvested	109,590	134,662
Redeemed	(2,762,511)	(2,961,985)

Total Class A Shares	(2,088,134)	(170,425)

Class C Shares
Issued	21,975	10,990
Reinvested	3,045	3,115
Redeemed	(8,888)	(10,601)

Total Class C Shares	16,132	3,504

Class R Shares (a)
Issued	652,768	838,610
Issued in class conversion	742,394	–
Reinvested	207,972	222,581
Redeemed	(1,417,482)	(1,322,011)

Total Class R Shares	185,652	(260,820)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	61,228	213,491
Reinvested	23,463	24,987
Redeemed in class conversion	(743,998)	–
Redeemed	(81,398)	(207,800)

Total Class R1 Shares	(740,705)	30,678

Institutional Service Class Shares
Issued	1,368,119	1,406,447
Reinvested	197,860	210,455
Redeemed	(1,376,191)	(1,648,396)

Total Institutional Service Class Shares	189,788	(31,494)

Institutional Class Shares
Issued	1,420,130	844,712
Reinvested	90,075	62,995
Redeemed	(558,140)	(385,151)

Total Institutional Class Shares	952,065	522,556

Total change in shares	(1,485,202)	93,999

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$9.62	0.15	0.37	0.52	(0.14)	(0.21)	(0.35)	$9.79	5.60%	$11,150,884	0.62%	1.52%	0.62%	27.46%
Year Ended October 31, 2013 (c)	$9.02	0.10	0.86	0.96	(0.10)	(0.26)	(0.36)	$9.62	10.94%	$31,057,182	0.63%	1.07%	0.63%	34.75%
Year Ended October 31, 2012 (c)	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%	$30,640,624	0.67%	0.90%	0.67%	61.80%
Year Ended October 31, 2011 (c)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%	$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (c)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%	$25,042,293	0.84%	1.67%	0.84%	9.78%

Class C Shares
Year Ended October 31, 2014 (c)	$9.60	0.08	0.38	0.46	(0.11)	(0.21)	(0.32)	$9.74	4.95%	$1,031,938	1.15%	0.88%	1.15%	27.46%
Year Ended October 31, 2013 (c)	$9.00	0.05	0.87	0.92	(0.06)	(0.26)	(0.32)	$9.60	10.50%	$862,284	1.13%	0.56%	1.13%	34.75%
Year Ended October 31, 2012 (c)	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%	$777,266	1.17%	0.41%	1.17%	61.80%
Year Ended October 31, 2011 (c)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%	$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (c)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%	$613,461	1.34%	1.21%	1.34%	9.78%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$9.60	0.11	0.38	0.49	(0.13)	(0.21)	(0.34)	$9.75	5.28%	$56,452,141	0.88%	1.18%	0.88%	27.46%
Year Ended October 31, 2013 (c)	$9.00	0.07	0.87	0.94	(0.08)	(0.26)	(0.34)	$9.60	10.69%	$53,823,466	0.88%	0.81%	0.88%	34.75%
Year Ended October 31, 2012 (c)	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%	$52,790,820	0.92%	0.66%	0.92%	61.80%
Year Ended October 31, 2011 (c)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%	$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (c)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%	$44,133,969	1.09%	1.46%	1.09%	9.78%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$9.65	0.16	0.38	0.54	(0.18)	(0.21)	(0.39)	$9.80	5.77%	$49,742,140	0.38%	1.70%	0.38%	27.46%
Year Ended October 31, 2013 (c)	$9.04	0.12	0.87	0.99	(0.12)	(0.26)	(0.38)	$9.65	11.30%	$47,151,464	0.38%	1.31%	0.38%	34.75%
Year Ended October 31, 2012 (c)	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%	$44,466,872	0.42%	1.15%	0.42%	61.80%
Year Ended October 31, 2011 (c)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%	$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (c)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%	$28,399,341	0.59%	1.92%	0.59%	9.78%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$9.67	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$9.82	6.03%	$27,775,167	0.13%	1.86%	0.13%	27.46%
Year Ended October 31, 2013 (c)	$9.06	0.14	0.88	1.02	(0.15)	(0.26)	(0.41)	$9.67	11.56%	$18,146,676	0.13%	1.50%	0.13%	34.75%
Year Ended October 31, 2012 (c)	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%	$12,270,445	0.16%	1.39%	0.16%	61.80%
Year Ended October 31, 2011 (c)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%	$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (c)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%	$5,595,575	0.34%	2.25%	0.34%	9.78%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2020 Fund (Class R) returned 5.59% versus 7.52% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 200 funds as of October 31, 2014) was 6.50% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 37% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate

32

Fund Commentary (con’t.)	Nationwide Destination 2020 Fund

risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2020 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	21%	3.58%
Nationwide International Index Fund Institutional Class	19%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	16%	0.44%
Nationwide Bond Index Fund Institutional Class	15%	0.61%
Nationwide Mid Cap Market Index Fund Institutional Class	11%	1.25%
Nationwide Small Cap Index Fund Institutional Class	5%	0.40%

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
iShares Intermediate Credit Bond ETF	5%	0.17%
Nationwide Inflation-Protected Securities Fund Institutional Class	3%	0.06%
iShares 1-3 Year Credit Bond ETF	3%	0.03%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.10%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2020 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

33

Fund Overview	Nationwide Destination 2020 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 37% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Equity Funds	56.7%
Fixed Income Funds	27.5%
Alternative Assets	15.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	21.2%
Nationwide International Index Fund, Institutional Class	19.2%
Nationwide Portfolio Completion Fund, Institutional Class	15.8%
Nationwide Bond Index Fund, Institutional Class	14.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.2%
Nationwide Small Cap Index Fund, Institutional Class	5.2%
iShares Intermediate Credit Bond ETF	4.8%
iShares 1-3 Year Credit Bond ETF	2.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.9%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

34

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	5.98%	8.86%	3.94%	[2]
	w/SC3	(0.15)%	7.58%	3.09%	[2]
Class C	w/o SC1	5.30%	8.28%	3.36%	[2]
	w/SC4	4.30%	8.28%	3.36%	[2]
Class R5,6		5.59%	8.57%	3.68%	[2]
Institutional Service Class[5]		6.15%	9.12%	4.17%	[2]
Institutional Class[5]		6.50%	9.40%	4.46%	[2]
Morningstar® Lifetime Moderate 2020 Index		7.52%	10.34%	5.68%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.43%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

35

Fund Performance (con’t.)	Nationwide Destination 2020 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2020 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2020 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

36

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,019.10	3.00	0.59
	Hypothetical	(b),(c)	1,000.00	1,022.23	3.01	0.59
Class C Shares	Actual	(b)	1,000.00	1,015.70	6.15	1.21
	Hypothetical	(b),(c)	1,000.00	1,019.11	6.16	1.21
Class R Shares(d)	Actual	(b)	1,000.00	1,016.80	4.47	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,020.40	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,021.50	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

37

Statement of Investments

October 31, 2014

Nationwide Destination 2020 Fund

Mutual Funds 90.2%

	Shares	Market Value

Alternative Assets 15.8%
Nationwide Portfolio Completion Fund, Institutional Class (a)	4,156,739	$41,359,549

Total Alternative Assets (cost $40,661,333)		41,359,549

Equity Funds 56.7%
Nationwide International Index Fund, Institutional Class (a)	6,142,609	50,246,538
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,479,172	29,331,982
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,570,176	55,516,243
Nationwide Small Cap Index Fund, Institutional Class (a)	853,779	13,549,469

Total Equity Funds (cost $118,113,233)		148,644,232

Fixed Income Funds 17.7%
Nationwide Bond Index Fund, Institutional Class (a)	3,424,658	38,664,392
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	798,964	7,646,084

Total Fixed Income Funds (cost $46,589,551)		46,310,476

Total Mutual Funds (cost $205,364,117)		236,314,257

Exchange Traded Funds 9.8%
Fixed Income Funds 9.8%
iShares 1-3 Year Credit Bond ETF	73,012	7,700,575
iShares iBoxx $ High Yield Corporate Bond ETF	55,922	5,174,463
iShares Intermediate Credit Bond ETF	115,854	12,733,513

Total Exchange Traded Funds (cost $25,391,678)		25,608,551

Total Investments (cost $230,755,795) (b) — 100.0%		261,922,808

Liabilities in excess of other assets — 0.0%†		(117,844)

NET ASSETS — 100.0%		$261,804,964

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $205,364,117)	$236,314,257
Investments in non-affiliates, at value (cost $25,391,678)	25,608,551

Total Investments, at value (total cost $230,755,795)	261,922,808

Receivable for investments sold	425,618
Receivable for capital shares issued	106,481

Total Assets	262,454,907

Liabilities:
Payable for capital shares redeemed	532,099
Accrued expenses and other payables:
Investment advisory fees	28,108
Distribution fees	44,529
Administrative servicing fees	43,494
Trustee fees (Note 3)	773
Professional fees (Note 3)	940

Total Liabilities	649,943

Net Assets	$261,804,964

Represented by:
Capital	$222,747,916
Accumulated undistributed net investment income	59,104
Accumulated net realized gains from affiliated and non-affiliated investments	7,830,931
Net unrealized appreciation/(depreciation) from investments in affiliates	30,950,140
Net unrealized appreciation/(depreciation) from investments in non-affiliates	216,873

Net Assets	$261,804,964

Net Assets:
Class A Shares	$12,042,352
Class C Shares	2,953,175
Class R Shares	94,769,629
Institutional Service Class Shares	98,149,868
Institutional Class Shares	53,889,940

Total	$261,804,964

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,170,857
Class C Shares	290,367
Class R Shares	9,244,229
Institutional Service Class Shares	9,530,729
Institutional Class Shares	5,213,987

Total	25,450,169

39

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.29
Class C Shares (b)	$10.17
Class R Shares	$10.25
Institutional Service Class Shares	$10.30
Institutional Class Shares	$10.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.92

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,603,582
Dividend income from non-affiliates	520,277

Total Income	5,123,859

EXPENSES:
Investment advisory fees	328,548
Distribution fees Class A	46,595
Distribution fees Class C	28,674
Distribution fees Class R (a)	469,851
Distribution fees Class R1 (b)	26,987
Administrative servicing fees Class A	43,637
Administrative servicing fees Class C	1,131
Administrative servicing fees Class R (a)	234,925
Administrative servicing fees Class R1 (b)	10,379
Administrative servicing fees Institutional Service Class	228,021
Professional fees (Note 3)	2,753
Trustee fees (Note 3)	7,858

Total Expenses	1,429,359

NET INVESTMENT INCOME	3,694,500

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,321,728
Net realized gains from investment transactions with affiliates	3,784,620
Net realized gains from investment transactions with non-affiliates	26,703

Net realized gains from affiliated and non-affiliated investments	10,133,051

Net change in unrealized appreciation/(depreciation) from investments in affiliates	762,693
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	183,005

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	945,698

Net realized/unrealized gains from affiliated and non-affiliated investments	11,078,749

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,773,249

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$3,694,500	$2,629,924
Net realized gains from affiliated and non-affiliated investments	10,133,051	5,912,338
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	945,698	20,586,897

Change in net assets resulting from operations	14,773,249	29,129,159

Distributions to Shareholders From:
Net investment income:
Class A	(327,686)	(305,564)
Class C	(32,469)	(20,124)
Class R (a)	(1,188,011)	(754,258)
Class R1 (b)	(116,984)	(94,879)
Institutional Service Class	(1,596,847)	(1,150,082)
Institutional Class	(773,890)	(355,565)
Net realized gains:
Class A	(615,965)	(788,224)
Class C	(66,285)	(79,127)
Class R (a)	(1,908,103)	(2,434,894)
Class R1 (b)	(320,848)	(359,192)
Institutional Service Class	(1,964,993)	(2,404,968)
Institutional Class	(670,687)	(622,187)

Change in net assets from shareholder distributions	(9,582,768)	(9,369,064)

Change in net assets from capital transactions	15,202,596	25,196,590

Change in net assets	20,393,077	44,956,685

Net Assets:
Beginning of year	241,411,887	196,455,202

End of year	$261,804,964	$241,411,887

Accumulated undistributed net investment income at end of year	$59,104	$137,656

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,496,143	$10,552,006
Dividends reinvested	943,651	1,093,746
Cost of shares redeemed	(25,070,848)	(10,830,934)

Total Class A Shares	(14,631,054)	814,818

Class C Shares
Proceeds from shares issued	234,973	568,828
Dividends reinvested	96,838	99,228
Cost of shares redeemed	(325,545)	(219,404)

Total Class C Shares	6,266	448,652

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

42

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$9,616,581	$13,356,775
Proceeds from shares issued from class conversion	13,107,171	–
Dividends reinvested	3,096,114	3,189,152
Cost of shares redeemed	(17,182,526)	(12,295,240)

Total Class R Shares	8,637,340	4,250,687

Class R1 Shares (b)
Proceeds from shares issued	2,095,698	2,579,935
Dividends reinvested	437,832	454,071
Cost of shares redeemed in class conversion	(13,107,171)	–
Cost of shares redeemed	(1,621,884)	(2,186,333)

Total Class R1 Shares	(12,195,525)	847,673

Institutional Service Class Shares
Proceeds from shares issued	22,515,187	21,842,033
Dividends reinvested	3,561,840	3,555,050
Cost of shares redeemed	(16,158,772)	(15,442,979)

Total Institutional Service Class Shares	9,918,255	9,954,104

Institutional Class Shares
Proceeds from shares issued	29,861,667	13,755,148
Dividends reinvested	1,444,577	977,752
Cost of shares redeemed	(7,838,930)	(5,852,244)

Total Institutional Class Shares	23,467,314	8,880,656

Change in net assets from capital transactions	$15,202,596	$25,196,590

SHARE TRANSACTIONS:
Class A Shares
Issued	936,984	1,100,787
Reinvested	95,546	120,019
Redeemed	(2,461,142)	(1,120,976)

Total Class A Shares	(1,428,612)	99,830

Class C Shares
Issued	22,957	59,926
Reinvested	9,892	11,023
Redeemed	(32,695)	(22,786)

Total Class C Shares	154	48,163

Class R Shares (a)
Issued	954,169	1,403,737
Issued in class conversion	1,312,910	–
Reinvested	313,257	351,416
Redeemed	(1,697,013)	(1,289,473)

Total Class R Shares	883,323	465,680

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	208,036	271,601
Reinvested	44,540	50,045
Redeemed in class conversion	(1,311,780)	–
Redeemed	(166,030)	(229,195)

Total Class R1 Shares	(1,225,234)	92,451

Institutional Service Class Shares
Issued	2,222,836	2,287,210
Reinvested	358,364	388,826
Redeemed	(1,597,507)	(1,588,906)

Total Institutional Service Class Shares	983,693	1,087,130

Institutional Class Shares
Issued	2,938,818	1,409,890
Reinvested	144,193	106,362
Redeemed	(769,475)	(602,310)

Total Institutional Class Shares	2,313,536	913,942

Total change in shares	1,526,860	2,707,196

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$10.09	0.16	0.43	0.59	(0.16)	(0.23)	(0.39)	$10.29	5.98%	$12,042,352	0.62%	1.61%	0.62%	20.25%
Year Ended October 31, 2013 (c)	$9.26	0.11	1.15	1.26	(0.12)	(0.31)	(0.43)	$10.09	14.13%	$26,221,969	0.63%	1.17%	0.63%	20.65%
Year Ended October 31, 2012 (c)	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%	$23,141,162	0.67%	1.06%	0.67%	49.47%
Year Ended October 31, 2011 (c)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%	$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (c)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%	$16,077,321	0.83%	1.22%	0.83%	8.29%

Class C Shares
Year Ended October 31, 2014 (c)	$10.00	0.09	0.42	0.51	(0.11)	(0.23)	(0.34)	$10.17	5.30%	$2,953,175	1.17%	0.88%	1.17%	20.25%
Year Ended October 31, 2013 (c)	$9.18	0.06	1.15	1.21	(0.08)	(0.31)	(0.39)	$10.00	13.66%	$2,900,859	1.13%	0.65%	1.13%	20.65%
Year Ended October 31, 2012 (c)	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%	$2,223,108	1.15%	0.52%	1.15%	49.47%
Year Ended October 31, 2011 (c)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%	$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (c)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%	$914,712	1.33%	1.04%	1.33%	8.29%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$10.07	0.11	0.44	0.55	(0.14)	(0.23)	(0.37)	$10.25	5.59%	$94,769,629	0.88%	1.11%	0.88%	20.25%
Year Ended October 31, 2013 (c)	$9.24	0.09	1.15	1.24	(0.10)	(0.31)	(0.41)	$10.07	13.88%	$84,157,287	0.88%	0.93%	0.88%	20.65%
Year Ended October 31, 2012 (c)	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%	$72,944,752	0.92%	0.80%	0.92%	49.47%
Year Ended October 31, 2011 (c)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%	$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (c)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%	$52,604,669	1.09%	1.27%	1.09%	8.29%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$10.11	0.17	0.43	0.60	(0.18)	(0.23)	(0.41)	$10.30	6.15%	$98,149,868	0.38%	1.63%	0.38%	20.25%
Year Ended October 31, 2013 (c)	$9.27	0.13	1.16	1.29	(0.14)	(0.31)	(0.45)	$10.11	14.51%	$86,374,010	0.38%	1.41%	0.38%	20.65%
Year Ended October 31, 2012 (c)	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%	$69,185,088	0.42%	1.29%	0.42%	49.47%
Year Ended October 31, 2011 (c)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%	$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (c)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%	$35,769,480	0.59%	1.73%	0.59%	8.29%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$10.14	0.18	0.46	0.64	(0.21)	(0.23)	(0.44)	$10.34	6.50%	$53,889,940	0.13%	1.78%	0.13%	20.25%
Year Ended October 31, 2013 (c)	$9.30	0.16	1.16	1.32	(0.17)	(0.31)	(0.48)	$10.14	14.75%	$29,410,147	0.13%	1.64%	0.13%	20.65%
Year Ended October 31, 2012 (c)	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%	$18,481,983	0.16%	1.54%	0.16%	49.47%
Year Ended October 31, 2011 (c)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%	$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (c)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%	$8,670,767	0.34%	2.08%	0.34%	8.29%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2025 Fund (Class R) returned 6.20% versus 8.23% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 162 funds as of October 31, 2014) was 7.48% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 44% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate

46

Fund Commentary (con’t.)	Nationwide Destination 2025 Fund

risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2025 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	24%	4.09%
Nationwide International Index Fund Institutional Class	21%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	20%	0.55%
Nationwide Mid Cap Market Index Fund Institutional Class	13%	1.48%
Nationwide Bond Index Fund Institutional Class	8%	0.33%
Nationwide Small Cap Index Fund Institutional Class	7%	0.56%

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
iShares Intermediate Credit Bond ETF	3%	0.10%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	0.04%
iShares iBoxx $ High Yield Corporate Bond ETF	1%	0.05%
iShares 1-3 Year Credit Bond ETF	1%	0.01%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2025 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

47

Fund Overview	Nationwide Destination 2025 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 44% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Equity Funds	65.6%
Alternative Assets	19.8%
Fixed Income Funds	14.6%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	24.3%
Nationwide International Index Fund, Institutional Class	21.1%
Nationwide Portfolio Completion Fund, Institutional Class	19.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.2%
Nationwide Bond Index Fund, Institutional Class	7.8%
Nationwide Small Cap Index Fund, Institutional Class	7.1%
iShares Intermediate Credit Bond ETF	2.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	1.9%
iShares iBoxx $ High Yield Corporate Bond ETF	1.0%
iShares 1-3 Year Credit Bond ETF	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

48

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	6.56%	10.05%	4.40%	[2]
	w/SC3	0.45%	7.76%	3.54%	[2]
Class C	w/o SC1	5.88%	9.47%	3.86%	[2]
	w/SC4	4.88%	9.47%	3.86%	[2]
Class R5,6		6.20%	9.74%	4.13%	[2]
Institutional Service Class[5]		6.80%	10.30%	4.61%	[2]
Institutional Class[5]		7.03%	10.58%	4.89%	[2]
Morningstar® Lifetime Moderate 2025 Index		8.23%	11.30%	5.65%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.42%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

49

Fund Performance (con’t.)	Nationwide Destination 2025 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2025 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2025 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

50

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,019.70	3.00	0.59
	Hypothetical	(b),(c)	1,000.00	1,022.23	3.01	0.59
Class C Shares	Actual	(b)	1,000.00	1,016.60	6.05	1.19
	Hypothetical	(b),(c)	1,000.00	1,019.21	6.06	1.19
Class R Shares(d)	Actual	(b)	1,000.00	1,018.60	4.48	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,021.10	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,022.30	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

51

Statement of Investments

October 31, 2014

Nationwide Destination 2025 Fund

Mutual Funds 95.1%

	Shares	Market Value

Alternative Assets 19.8%
Nationwide Portfolio Completion Fund, Institutional Class (a)	5,544,219	$55,164,974

Total Alternative Assets (cost $54,170,783)		55,164,974

Equity Funds 65.6%
Nationwide International Index Fund, Institutional Class (a)	7,188,112	58,798,758
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,853,880	36,762,440
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,357,933	67,765,851
Nationwide Small Cap Index Fund, Institutional Class (a)	1,254,089	19,902,385

Total Equity Funds (cost $146,846,567)		183,229,434

Fixed Income Funds 9.7%
Nationwide Bond Index Fund, Institutional Class (a)	1,931,125	21,802,402
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	567,869	5,434,506

Total Fixed Income Funds (cost $27,481,984)		27,236,908

Total Mutual Funds (cost $228,499,334)		265,631,316

Exchange Traded Funds 4.9%
Fixed Income Funds 4.9%
iShares 1-3 Year Credit Bond ETF	25,776	2,718,595
iShares iBoxx $ High Yield Corporate Bond ETF	29,436	2,723,713
iShares Intermediate Credit Bond ETF	74,675	8,207,529

Total Exchange Traded Funds (cost $13,520,175)		13,649,837

Total Investments (cost $242,019,509) (b) — 100.0%		279,281,153

Liabilities in excess of other assets — 0.0%†		(131,385)

NET ASSETS — 100.0%		$279,149,768

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $228,499,334)	$265,631,316
Investments in non-affiliates, at value (cost $13,520,175)	13,649,837

Total Investments, at value (total cost $242,019,509)	279,281,153

Receivable for investments sold	144,236
Receivable for capital shares issued	179,103

Total Assets	279,604,492

Liabilities:
Payable for capital shares redeemed	323,191
Accrued expenses and other payables:
Investment advisory fees	29,527
Distribution fees	49,678
Administrative servicing fees	50,550
Trustee fees (Note 3)	815
Professional fees (Note 3)	963

Total Liabilities	454,724

Net Assets	$279,149,768

Represented by:
Capital	$232,413,824
Accumulated net realized gains from affiliated and non-affiliated investments	9,474,300
Net unrealized appreciation/(depreciation) from investments in affiliates	37,131,982
Net unrealized appreciation/(depreciation) from investments in non-affiliates	129,662

Net Assets	$279,149,768

Net Assets:
Class A Shares	$17,687,789
Class C Shares	1,839,120
Class R Shares	107,412,528
Institutional Service Class Shares	94,761,257
Institutional Class Shares	57,449,074

Total	$279,149,768

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,678,415
Class C Shares	175,763
Class R Shares	10,226,984
Institutional Service Class Shares	8,985,941
Institutional Class Shares	5,424,153

Total	26,491,256

53

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.54
Class C Shares (b)	$10.46
Class R Shares	$10.50
Institutional Service Class Shares	$10.55
Institutional Class Shares	$10.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.18

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,826,961
Dividend income from non-affiliates	280,549

Total Income	5,107,510

EXPENSES:
Investment advisory fees	338,986
Distribution fees Class A	56,381
Distribution fees Class C	17,640
Distribution fees Class R (a)	519,307
Distribution fees Class R1 (b)	24,750
Administrative servicing fees Class A	52,018
Administrative servicing fees Class C	559
Administrative servicing fees Class R (a)	259,653
Administrative servicing fees Class R1 (b)	9,519
Administrative servicing fees Institutional Service Class	212,231
Professional fees (Note 3)	2,839
Trustee fees (Note 3)	8,009

Total Expenses	1,501,892

NET INVESTMENT INCOME	3,605,618

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,117,244
Net realized gains from investment transactions with affiliates	4,390,227
Net realized gains from investment transactions with non-affiliates	5,759

Net realized gains from affiliated and non-affiliated investments	11,513,230

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,383,740
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	124,472

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,508,212

Net realized/unrealized gains from affiliated and non-affiliated investments	13,021,442

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,627,060

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$3,605,618	$2,499,948
Net realized gains from affiliated and non-affiliated investments	11,513,230	8,202,799
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,508,212	24,079,051

Change in net assets resulting from operations	16,627,060	34,781,798

Distributions to Shareholders From:
Net investment income:
Class A	(364,133)	(328,822)
Class C	(18,913)	(11,060)
Class R (a)	(1,271,266)	(862,062)
Class R1 (b)	(117,736)	(90,548)
Institutional Service Class	(1,455,586)	(946,153)
Institutional Class	(798,589)	(371,885)
Net realized gains:
Class A	(847,497)	(825,238)
Class C	(52,392)	(40,214)
Class R (a)	(2,816,188)	(2,698,201)
Class R1 (b)	(377,682)	(323,330)
Institutional Service Class	(2,332,404)	(1,911,615)
Institutional Class	(938,795)	(630,536)

Change in net assets from shareholder distributions	(11,391,181)	(9,039,664)

Change in net assets from capital transactions	30,537,240	32,127,173

Change in net assets	35,773,119	57,869,307

Net Assets:
Beginning of year	243,376,649	185,507,342

End of year	$279,149,768	$243,376,649

Accumulated undistributed net investment income at end of year	$–	$65,571

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,984,709	$11,567,999
Dividends reinvested	1,210,013	1,152,438
Cost of shares redeemed	(22,852,094)	(12,424,273)

Total Class A Shares	(10,657,372)	296,164

Class C Shares
Proceeds from shares issued	436,531	556,039
Dividends reinvested	71,260	51,229
Cost of shares redeemed	(562,061)	(43,922)

Total Class C Shares	(54,270)	563,346

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

56

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$13,971,489	$13,899,657
Proceeds from shares issued from class conversion	12,494,109	–
Dividends reinvested	4,087,454	3,560,263
Cost of shares redeemed	(18,976,802)	(12,369,913)

Total Class R Shares	11,576,250	5,090,007

Class R1 Shares (b)
Proceeds from shares issued	2,484,638	1,459,172
Dividends reinvested	495,418	413,878
Cost of shares redeemed in class conversion	(12,494,109)	–
Cost of shares redeemed	(1,034,995)	(2,057,642)

Total Class R1 Shares	(10,549,048)	(184,592)

Institutional Service Class Shares
Proceeds from shares issued	25,025,085	22,545,092
Dividends reinvested	3,787,990	2,857,768
Cost of shares redeemed	(13,118,919)	(10,608,438)

Total Institutional Service Class Shares	15,694,156	14,794,422

Institutional Class Shares
Proceeds from shares issued	29,578,200	14,824,628
Dividends reinvested	1,737,384	1,002,421
Cost of shares redeemed	(6,788,060)	(4,259,223)

Total Institutional Class Shares	24,527,524	11,567,826

Change in net assets from capital transactions	$30,537,240	$32,127,173

SHARE TRANSACTIONS:
Class A Shares
Issued	1,060,400	1,191,867
Reinvested	120,125	126,809
Redeemed	(2,193,597)	(1,270,981)

Total Class A Shares	(1,013,072)	47,695

Class C Shares
Issued	41,889	58,820
Reinvested	7,114	5,678
Redeemed	(54,924)	(4,706)

Total Class C Shares	(5,921)	59,792

Class R Shares (a)
Issued	1,351,901	1,452,996
Issued in class conversion	1,225,153	–
Reinvested	406,075	393,264
Redeemed	(1,840,879)	(1,285,725)

Total Class R Shares	1,142,250	560,535

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	239,973	151,049
Reinvested	49,443	45,714
Redeemed in class conversion	(1,225,081)	–
Redeemed	(104,359)	(214,972)

Total Class R1 Shares	(1,040,024)	(18,209)

Institutional Service Class Shares
Issued	2,422,860	2,331,378
Reinvested	373,999	312,792
Redeemed	(1,267,204)	(1,087,536)

Total Institutional Service Class Shares	1,529,655	1,556,634

Institutional Class Shares
Issued	2,836,238	1,500,432
Reinvested	170,152	109,044
Redeemed	(650,397)	(436,995)

Total Institutional Class Shares	2,355,993	1,172,481

Total change in shares	2,968,881	3,378,928

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$10.34	0.15	0.51	0.66	(0.15)	(0.31)	(0.46)	$10.54	6.56%	$17,687,789	0.62%	1.47%	0.62%	14.81%
Year Ended October 31, 2013 (c)	$9.21	0.11	1.45	1.56	(0.12)	(0.31)	(0.43)	$10.34	17.68%	$27,833,711	0.63%	1.17%	0.63%	17.23%
Year Ended October 31, 2012 (c)	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%	$24,342,321	0.66%	1.03%	0.66%	37.48%
Year Ended October 31, 2011 (c)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%	$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (c)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%	$16,653,084	0.83%	1.15%	0.83%	9.54%

Class C Shares
Year Ended October 31, 2014 (c)	$10.29	0.08	0.51	0.59	(0.11)	(0.31)	(0.42)	$10.46	5.88%	$1,839,120	1.17%	0.82%	1.17%	14.81%
Year Ended October 31, 2013 (c)	$9.17	0.06	1.46	1.52	(0.09)	(0.31)	(0.40)	$10.29	17.18%	$1,869,454	1.13%	0.57%	1.13%	17.23%
Year Ended October 31, 2012 (c)	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%	$1,118,036	1.16%	0.53%	1.16%	37.48%
Year Ended October 31, 2011 (c)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%	$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (c)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%	$764,625	1.33%	0.82%	1.33%	9.54%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$10.32	0.11	0.51	0.62	(0.13)	(0.31)	(0.44)	$10.50	6.20%	$107,412,528	0.88%	1.05%	0.88%	14.81%
Year Ended October 31, 2013 (c)	$9.19	0.09	1.45	1.54	(0.10)	(0.31)	(0.41)	$10.32	17.43%	$93,768,765	0.88%	0.93%	0.88%	17.23%
Year Ended October 31, 2012 (c)	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%	$78,346,959	0.91%	0.78%	0.91%	37.48%
Year Ended October 31, 2011 (c)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%	$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (c)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%	$52,502,941	1.09%	1.14%	1.09%	9.54%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$10.36	0.16	0.52	0.68	(0.18)	(0.31)	(0.49)	$10.55	6.80%	$94,761,257	0.38%	1.56%	0.38%	14.81%
Year Ended October 31, 2013 (c)	$9.22	0.13	1.47	1.60	(0.15)	(0.31)	(0.46)	$10.36	18.07%	$77,247,913	0.38%	1.38%	0.38%	17.23%
Year Ended October 31, 2012 (c)	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%	$54,414,481	0.41%	1.28%	0.41%	37.48%
Year Ended October 31, 2011 (c)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%	$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (c)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%	$23,298,175	0.59%	1.60%	0.59%	9.54%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$10.40	0.18	0.53	0.71	(0.21)	(0.31)	(0.52)	$10.59	7.03%	$57,449,074	0.13%	1.70%	0.13%	14.81%
Year Ended October 31, 2013 (c)	$9.26	0.16	1.46	1.62	(0.17)	(0.31)	(0.48)	$10.40	18.28%	$31,917,185	0.13%	1.61%	0.13%	17.23%
Year Ended October 31, 2012 (c)	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%	$17,552,556	0.16%	1.49%	0.16%	37.48%
Year Ended October 31, 2011 (c)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%	$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (c)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%	$6,600,762	0.34%	1.92%	0.34%	9.54%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

59

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2030 Fund (Class R) returned 6.69% versus 8.81% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 202 funds as of October 31, 2014) was 7.89% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 50% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if

60

Fund Commentary (con’t.)	Nationwide Destination 2030 Fund

interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2030 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	27%	4.60%
Nationwide International Index Fund Institutional Class	23%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	20%	0.55%
Nationwide Mid Cap Market Index Fund Institutional Class	14%	1.59%
Nationwide Small Cap Index Fund Institutional Class	9%	0.72%
Nationwide Bond Index Fund Institutional Class	3%	0.12%

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
iShares Intermediate Credit Bond ETF	2%	0.07%
Nationwide Inflation-Protected Securities Fund Institutional Class	2%	0.04%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2030 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

61

Fund Overview	Nationwide Destination 2030 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 50% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Equity Funds	73.7%
Alternative Assets	19.6%
Fixed Income Funds	6.7%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	27.3%
Nationwide International Index Fund, Institutional Class	22.9%
Nationwide Portfolio Completion Fund, Institutional Class	19.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.2%
Nationwide Small Cap Index Fund, Institutional Class	9.2%
Nationwide Bond Index Fund, Institutional Class	2.9%
iShares Intermediate Credit Bond ETF	2.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	1.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

62

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	6.98%	10.95%	4.51%	[2]
	w/SC3	0.83%	9.65%	3.65%	[2]
Class C	w/o SC1	6.39%	10.41%	3.99%	[2]
	w/SC4	5.39%	10.41%	3.99%	[2]
Class R5,6		6.69%	10.68%	4.24%	[2]
Institutional Service Class[5]		7.27%	11.23%	4.73%	[2]
Institutional Class[5]		7.51%	11.49%	5.01%	[2]
Morningstar® Lifetime Moderate 2030 Index		8.81%	12.11%	5.69%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.43%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

63

Fund Performance (con’t.)	Nationwide Destination 2030 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2030 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2030 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

64

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,021.20	3.26	0.64
	Hypothetical	(b),(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	1,019.10	5.90	1.16
	Hypothetical	(b),(c)	1,000.00	1,019.36	5.90	1.16
Class R Shares(d)	Actual	(b)	1,000.00	1,020.20	4.48	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,022.70	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,023.90	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

65

Statement of Investments

October 31, 2014

Nationwide Destination 2030 Fund

Mutual Funds 98.1%

	Shares	Market Value

Alternative Assets 19.6%
Nationwide Portfolio Completion Fund, Institutional Class (a)	5,196,996	$51,710,114

Total Alternative Assets (cost $50,240,263)		51,710,114

Equity Funds 73.7%
Nationwide International Index Fund, Institutional Class (a)	7,389,240	60,443,981
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,883,342	37,346,664
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,635,242	72,078,012
Nationwide Small Cap Index Fund, Institutional Class (a)	1,523,596	24,179,469

Total Equity Funds (cost $154,961,923)		194,048,126

Fixed Income Funds 4.8%
Nationwide Bond Index Fund, Institutional Class (a)	676,624	7,639,085
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	533,946	5,109,867

Total Fixed Income Funds (cost $12,979,223)		12,748,952

Total Mutual Funds (cost $218,181,409)		258,507,192

Exchange Traded Fund 1.9%
Fixed Income Fund 1.9%
iShares Intermediate Credit Bond ETF	46,685	5,131,148

Total Exchange Traded Fund (cost $5,045,250)		5,131,148

Total Investments (cost $223,226,659) (b) — 100.0%		263,638,340

Liabilities in excess of other assets — 0.0%†		(125,096)

NET ASSETS — 100.0%		$263,513,244

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

66

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $218,181,409)	$258,507,192
Investments in non-affiliates, at value (cost $5,045,250)	5,131,148

Total Investments, at value (total cost $223,226,659)	263,638,340

Receivable for capital shares issued	153,668

Total Assets	263,792,008

Liabilities:
Payable for investments purchased	32,659
Payable for capital shares redeemed	121,009
Accrued expenses and other payables:
Investment advisory fees	27,890
Distribution fees	52,477
Administrative servicing fees	42,966
Trustee fees (Note 3)	771
Professional fees (Note 3)	992

Total Liabilities	278,764

Net Assets	$263,513,244

Represented by:
Capital	$206,436,980
Accumulated net realized gains from affiliated and non-affiliated investments	16,664,583
Net unrealized appreciation/(depreciation) from investments in affiliates	40,325,783
Net unrealized appreciation/(depreciation) from investments in non-affiliates	85,898

Net Assets	$263,513,244

Net Assets:
Class A Shares	$19,436,264
Class C Shares	1,672,313
Class R Shares	113,908,367
Institutional Service Class Shares	81,083,707
Institutional Class Shares	47,412,593

Total	$263,513,244

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,852,954
Class C Shares	160,505
Class R Shares	10,908,967
Institutional Service Class Shares	7,722,564
Institutional Class Shares	4,496,899

Total	25,141,889

67

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.49
Class C Shares (b)	$10.42
Class R Shares	$10.44
Institutional Service Class Shares	$10.50
Institutional Class Shares	$10.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,951,299
Dividend income from non-affiliates	99,072

Total Income	5,050,371

EXPENSES:
Investment advisory fees	343,198
Distribution fees Class A	92,666
Distribution fees Class C	15,540
Distribution fees Class R (a)	551,536
Distribution fees Class R1 (b)	29,468
Administrative servicing fees Class A	92,666
Administrative servicing fees Class C	227
Administrative servicing fees Class R (a)	275,768
Administrative servicing fees Class R1 (b)	11,334
Administrative servicing fees Institutional Service Class	179,060
Professional fees (Note 3)	2,948
Trustee fees (Note 3)	8,086

Total Expenses	1,602,497

NET INVESTMENT INCOME	3,447,874

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	8,049,942
Net realized gains from investment transactions with affiliates	11,619,244
Net realized gains from investment transactions with non-affiliates	9,726

Net realized gains from affiliated and non-affiliated investments	19,678,912

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,568,402)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	85,891

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(4,482,511)

Net realized/unrealized gains from affiliated and non-affiliated investments	15,196,401

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,644,275

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

69

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$3,447,874	$2,630,973
Net realized gains from affiliated and non-affiliated investments	19,678,912	14,696,069
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(4,482,511)	24,762,920

Change in net assets resulting from operations	18,644,275	42,089,962

Distributions to Shareholders From:
Net investment income:
Class A	(587,465)	(589,199)
Class C	(16,292)	(11,005)
Class R (a)	(1,293,396)	(914,121)
Class R1 (b)	(141,879)	(118,244)
Institutional Service Class	(1,203,257)	(808,856)
Institutional Class	(714,357)	(365,879)
Net realized gains:
Class A	(2,598,892)	(1,669,422)
Class C	(79,121)	(45,713)
Class R (a)	(5,131,008)	(3,147,917)
Class R1 (b)	(779,756)	(469,616)
Institutional Service Class	(3,448,603)	(1,834,671)
Institutional Class	(1,619,877)	(699,441)

Change in net assets from shareholder distributions	(17,613,903)	(10,674,084)

Change in net assets from capital transactions	7,539,678	31,650,059

Change in net assets	8,570,050	63,065,937

Net Assets:
Beginning of year	254,943,194	191,877,257

End of year	$263,513,244	$254,943,194

Accumulated undistributed net investment income at end of year	$–	$22,511

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,571,285	$35,914,483
Dividends reinvested	3,186,357	2,258,621
Cost of shares redeemed	(43,978,308)	(37,212,776)

Total Class A Shares	(30,220,666)	960,328

Class C Shares
Proceeds from shares issued	289,420	143,868
Dividends reinvested	95,413	56,718
Cost of shares redeemed	(113,373)	(101,867)

Total Class C Shares	271,460	98,719

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

70

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$11,943,376	$15,680,625
Proceeds from shares issued from class conversion	14,575,837	–
Dividends reinvested	6,424,404	4,062,038
Cost of shares redeemed	(15,997,020)	(11,144,644)

Total Class R Shares	16,946,597	8,598,019

Class R1 Shares (b)
Proceeds from shares issued	1,914,984	1,330,475
Dividends reinvested	921,635	587,860
Cost of shares redeemed in class conversion	(14,575,837)	–
Cost of shares redeemed	(1,227,639)	(1,852,822)

Total Class R1 Shares	(12,966,857)	65,513

Institutional Service Class Shares
Proceeds from shares issued	22,092,907	17,941,233
Dividends reinvested	4,651,860	2,643,527
Cost of shares redeemed	(10,016,476)	(8,410,336)

Total Institutional Service Class Shares	16,728,291	12,174,424

Institutional Class Shares
Proceeds from shares issued	21,613,837	14,097,601
Dividends reinvested	2,334,234	1,065,320
Cost of shares redeemed	(7,167,218)	(5,409,865)

Total Institutional Class Shares	16,780,853	9,753,056

Change in net assets from capital transactions	$7,539,678	$31,650,059

SHARE TRANSACTIONS:
Class A Shares
Issued	1,026,231	3,685,620
Reinvested	319,561	250,666
Redeemed	(4,191,439)	(3,825,029)

Total Class A Shares	(2,845,647)	111,257

Class C Shares
Issued	28,012	14,724
Reinvested	9,605	6,336
Redeemed	(11,185)	(10,469)

Total Class C Shares	26,432	10,591

Class R Shares (a)
Issued	1,162,979	1,640,865
Issued in class conversion	1,440,528	–
Reinvested	645,170	453,085
Redeemed	(1,562,122)	(1,141,779)

Total Class R Shares	1,686,555	952,171

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	184,022	137,873
Reinvested	92,813	65,656
Redeemed in class conversion	(1,440,984)	–
Redeemed	(125,822)	(191,021)

Total Class R1 Shares	(1,289,971)	12,508

Institutional Service Class Shares
Issued	2,145,219	1,853,409
Reinvested	463,697	291,655
Redeemed	(970,528)	(855,630)

Total Institutional Service Class Shares	1,638,388	1,289,434

Institutional Class Shares
Issued	2,085,682	1,421,470
Reinvested	231,207	116,758
Redeemed	(694,590)	(549,889)

Total Institutional Class Shares	1,622,299	988,339

Total change in shares	838,056	3,364,300

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$10.49	0.14	0.55	0.69	(0.14)	(0.55)	(0.69)	$10.49	6.98%	$19,436,264	0.64%	1.37%	0.64%	21.24%
Year Ended October 31, 2013 (c)	$9.17	0.12	1.70	1.82	(0.13)	(0.37)	(0.50)	$10.49	20.74%	$49,286,478	0.63%	1.22%	0.63%	18.67%
Year Ended October 31, 2012 (c)	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%	$42,044,565	0.67%	1.01%	0.67%	29.14%
Year Ended October 31, 2011 (c)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%	$35,835,375	0.83%	1.61%	0.83%	27.34%
Year Ended October 31, 2010 (c)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%	$32,684,738	0.84%	1.36%	0.84%	7.36%

Class C Shares
Year Ended October 31, 2014 (c)	$10.45	0.08	0.55	0.63	(0.11)	(0.55)	(0.66)	$10.42	6.39%	$1,672,313	1.15%	0.77%	1.15%	21.24%
Year Ended October 31, 2013 (c)	$9.13	0.07	1.71	1.78	(0.09)	(0.37)	(0.46)	$10.45	20.32%	$1,400,404	1.13%	0.71%	1.13%	18.67%
Year Ended October 31, 2012 (c)	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%	$1,127,956	1.17%	0.51%	1.17%	29.14%
Year Ended October 31, 2011 (c)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%	$1,048,796	1.33%	0.97%	1.33%	27.34%
Year Ended October 31, 2010 (c)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%	$802,611	1.33%	0.80%	1.33%	7.36%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$10.46	0.10	0.56	0.66	(0.13)	(0.55)	(0.68)	$10.44	6.69%	$113,908,367	0.88%	0.99%	0.88%	21.24%
Year Ended October 31, 2013 (c)	$9.14	0.09	1.71	1.80	(0.11)	(0.37)	(0.48)	$10.46	20.52%	$96,468,521	0.88%	0.95%	0.88%	18.67%
Year Ended October 31, 2012 (c)	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%	$75,603,163	0.91%	0.75%	0.91%	29.14%
Year Ended October 31, 2011 (c)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%	$62,553,329	1.08%	1.30%	1.08%	27.34%
Year Ended October 31, 2010 (c)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%	$49,279,996	1.09%	1.09%	1.09%	7.36%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$10.51	0.16	0.56	0.72	(0.18)	(0.55)	(0.73)	$10.50	7.27%	$81,083,707	0.38%	1.50%	0.38%	21.24%
Year Ended October 31, 2013 (c)	$9.18	0.14	1.71	1.85	(0.15)	(0.37)	(0.52)	$10.51	21.14%	$63,959,756	0.38%	1.41%	0.38%	18.67%
Year Ended October 31, 2012 (c)	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%	$44,037,894	0.41%	1.25%	0.41%	29.14%
Year Ended October 31, 2011 (c)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%	$32,793,397	0.58%	1.73%	0.58%	27.34%
Year Ended October 31, 2010 (c)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%	$21,130,412	0.59%	1.55%	0.59%	7.36%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$10.55	0.18	0.57	0.75	(0.21)	(0.55)	(0.76)	$10.54	7.51%	$47,412,593	0.13%	1.69%	0.13%	21.24%
Year Ended October 31, 2013 (c)	$9.22	0.16	1.72	1.88	(0.18)	(0.37)	(0.55)	$10.55	21.34%	$30,335,443	0.13%	1.62%	0.13%	18.67%
Year Ended October 31, 2012 (c)	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%	$17,384,899	0.16%	1.47%	0.16%	29.14%
Year Ended October 31, 2011 (c)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%	$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (c)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%	$8,041,558	0.34%	1.90%	0.34%	7.36%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

73

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2035 Fund (Class R) returned 6.99% versus 9.09% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 152 funds as of October 31, 2014) was 8.42% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing 54% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if

74

Fund Commentary (con’t.)	Nationwide Destination 2035 Fund

interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2035 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	4.77%
Nationwide International Index Fund Institutional Class	24%	0.01%
Nationwide Portfolio Completion Fund Institutional Class	20%	0.55%
Nationwide Mid Cap Market Index Fund Institutional Class	15%	1.70%
Nationwide Small Cap Index Fund Institutional Class	11%	0.88%
Nationwide Bond Index Fund Institutional Class	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2035 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

75

Fund Overview	Nationwide Destination 2035 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 50% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Equity Funds	78.4%
Alternative Assets	19.6%
Fixed Income Fund	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.2%
Nationwide International Index Fund, Institutional Class	23.9%
Nationwide Portfolio Completion Fund, Institutional Class	19.6%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.1%
Nationwide Small Cap Index Fund, Institutional Class	11.2%
Nationwide Bond Index Fund, Institutional Class	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

76

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	7.27%	11.68%	4.57%	[2]
	w/SC3	1.11%	10.36%	3.71%	[2]
Class C	w/o SC1	6.69%	11.11%	4.02%	[2]
	w/SC4	5.69%	11.11%	4.02%	[2]
Class R5,6		6.99%	11.41%	4.31%	[2]
Institutional Service Class[5]		7.58%	11.98%	4.79%	[2]
Institutional Class[5]		7.80%	12.23%	5.07%	[2]
Morningstar® Lifetime Moderate 2035 Index		9.09%	12.59%	5.77%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.42%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

77

Fund Performance (con’t.)	Nationwide Destination 2035 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2035 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2035 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

78

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,022.80	3.06	0.60
	Hypothetical	(b),(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	1,019.20	6.16	1.21
	Hypothetical	(b),(c)	1,000.00	1,019.11	6.16	1.21
Class R Shares(d)	Actual	(b)	1,000.00	1,021.50	4.48	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,023.90	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,024.10	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

79

Statement of Investments

October 31, 2014

Nationwide Destination 2035 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 19.6%
Nationwide Portfolio Completion Fund, Institutional Class (a)	3,958,145	$39,383,543

Total Alternative Assets (cost $38,248,761)		39,383,543

Equity Funds 78.4%
Nationwide International Index Fund, Institutional Class (a)	5,860,971	47,942,747
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,531,287	30,365,431
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,633,991	56,508,553
Nationwide Small Cap Index Fund, Institutional Class (a)	1,420,259	22,539,503

Total Equity Funds (cost $128,548,158)		157,356,234

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	348,199	3,931,164

Total Fixed Income Fund (cost $3,992,260)		3,931,164

Total Mutual Funds (cost $170,789,179)		200,670,941

Total Investments (cost $170,789,179) (b) — 100.0%		200,670,941

Liabilities in excess of other assets — 0.0%†		(91,809)

NET ASSETS — 100.0%		$200,579,132

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

80

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $170,789,179)	$200,670,941
Receivable for capital shares issued	149,544

Total Assets	200,820,485

Liabilities:
Payable for investments purchased	132,283
Payable for capital shares redeemed	17,328
Accrued expenses and other payables:
Investment advisory fees	21,162
Distribution fees	40,140
Administrative servicing fees	29,178
Trustee fees (Note 3)	580
Professional fees (Note 3)	682

Total Liabilities	241,353

Net Assets	$200,579,132

Represented by:
Capital	$163,107,210
Accumulated net realized gains from affiliated investments	7,590,160
Net unrealized appreciation/(depreciation) from investments in affiliates	29,881,762

Net Assets	$200,579,132

Net Assets:
Class A Shares	$14,166,361
Class C Shares	1,743,485
Class R Shares	86,976,458
Institutional Service Class Shares	59,581,592
Institutional Class Shares	38,111,236

Total	$200,579,132

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,310,553
Class C Shares	163,134
Class R Shares	8,085,022
Institutional Service Class Shares	5,508,555
Institutional Class Shares	3,507,915

Total	18,575,179

81

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.81
Class C Shares (b)	$10.69
Class R Shares	$10.76
Institutional Service Class Shares	$10.82
Institutional Class Shares	$10.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.47

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

82

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,471,190

Total Income	3,471,190

EXPENSES:
Investment advisory fees	238,226
Distribution fees Class A	35,768
Distribution fees Class C	15,508
Distribution fees Class R (a)	415,767
Distribution fees Class R1 (b)	9,234
Administrative servicing fees Class A	33,206
Administrative servicing fees Class C	702
Administrative servicing fees Class R (a)	207,883
Administrative servicing fees Class R1 (b)	3,551
Administrative servicing fees Institutional Service Class	132,976
Professional fees (Note 3)	2,005
Trustee fees (Note 3)	5,417

Total Expenses	1,100,243

NET INVESTMENT INCOME	2,370,947

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,535,393
Net realized gains from investment transactions with affiliates	3,536,233

Net realized gains from affiliated investments	9,071,626

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,398,949

Net realized/unrealized gains from affiliated investments	10,470,575

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,841,522

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

83

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$2,370,947	$1,677,680
Net realized gains from affiliated investments	9,071,626	7,704,350
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,398,949	19,131,591

Change in net assets resulting from operations	12,841,522	28,513,621

Distributions to Shareholders From:
Net investment income:
Class A	(223,677)	(191,758)
Class C	(15,140)	(11,940)
Class R (a)	(1,007,841)	(728,956)
Class R1 (b)	(52,210)	(30,682)
Institutional Service Class	(906,556)	(550,904)
Institutional Class	(532,310)	(286,500)
Net realized gains:
Class A	(670,816)	(427,913)
Class C	(58,859)	(37,998)
Class R (a)	(3,199,246)	(1,970,670)
Class R1 (b)	(213,103)	(93,467)
Institutional Service Class	(2,051,220)	(990,348)
Institutional Class	(918,344)	(458,732)

Change in net assets from shareholder distributions	(9,849,322)	(5,779,868)

Change in net assets from capital transactions	33,762,134	27,975,336

Change in net assets	36,754,334	50,709,089

Net Assets:
Beginning of year	163,824,798	113,115,709

End of year	$200,579,132	$163,824,798

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,819,294	$5,146,579
Dividends reinvested	894,398	619,671
Cost of shares redeemed	(11,861,275)	(4,634,628)

Total Class A Shares	(2,147,583)	1,131,622

Class C Shares
Proceeds from shares issued	401,583	223,048
Dividends reinvested	73,999	49,938
Cost of shares redeemed	(142,187)	(130,974)

Total Class C Shares	333,395	142,012

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

84

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$12,312,642	$12,930,574
Proceeds from shares issued from class conversion	4,451,380	–
Dividends reinvested	4,207,087	2,699,626
Cost of shares redeemed	(10,993,226)	(6,736,277)

Total Class R Shares	9,977,883	8,893,923

Class R1 Shares (b)
Proceeds from shares issued	1,664,706	727,065
Dividends reinvested	265,313	124,149
Cost of shares redeemed in class conversion	(4,451,380)	–
Cost of shares redeemed	(1,033,523)	(428,750)

Total Class R1 Shares	(3,554,884)	422,464

Institutional Service Class Shares
Proceeds from shares issued	18,517,336	15,016,321
Dividends reinvested	2,957,776	1,541,252
Cost of shares redeemed	(8,362,933)	(4,883,168)

Total Institutional Service Class Shares	13,112,179	11,674,405

Institutional Class Shares
Proceeds from shares issued	20,200,531	8,784,398
Dividends reinvested	1,450,654	745,232
Cost of shares redeemed	(5,610,041)	(3,818,720)

Total Institutional Class Shares	16,041,144	5,710,910

Change in net assets from capital transactions	$33,762,134	$27,975,336

SHARE TRANSACTIONS:
Class A Shares
Issued	833,635	525,442
Reinvested	86,888	68,660
Redeemed	(1,112,537)	(472,765)

Total Class A Shares	(192,014)	121,337

Class C Shares
Issued	38,669	23,713
Reinvested	7,266	5,608
Redeemed	(13,794)	(13,482)

Total Class C Shares	32,141	15,839

Class R Shares (a)
Issued	1,165,645	1,340,041
Issued in class conversion	427,118	–
Reinvested	410,003	301,233
Redeemed	(1,042,119)	(692,362)

Total Class R Shares	960,647	948,912

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	155,900	74,456
Reinvested	25,935	13,858
Redeemed in class conversion	(426,958)	–
Redeemed	(101,966)	(43,402)

Total Class R1 Shares	(347,089)	44,912

Institutional Service Class Shares
Issued	1,746,018	1,535,991
Reinvested	286,247	169,790
Redeemed	(788,886)	(490,529)

Total Institutional Service Class Shares	1,243,379	1,215,252

Institutional Class Shares
Issued	1,890,738	879,431
Reinvested	139,251	81,537
Redeemed	(524,565)	(389,075)

Total Institutional Class Shares	1,505,424	571,893

Total change in shares	3,202,488	2,918,145

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

86

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions					Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$10.67	0.15	0.60	0.75	(0.16)	(0.45)	(0.61)	$10.81	7.27%	$14,166,361	0.62%	1.38%	0.62%	8.21%
Year Ended October 31, 2013 (c)	$9.09	0.12	1.91	2.03	(0.14)	(0.31)	(0.45)	$10.67	23.24%	$16,026,739	0.63%	1.25%	0.63%	18.63%
Year Ended October 31, 2012 (c)	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%	$12,557,034	0.66%	0.99%	0.66%	19.07%
Year Ended October 31, 2011 (c)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%	$9,734,398	0.83%	1.42%	0.83%	26.04%
Year Ended October 31, 2010 (c)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%	$6,517,439	0.83%	1.00%	0.83%	9.62%

Class C Shares
Year Ended October 31, 2014 (c)	$10.57	0.07	0.61	0.68	(0.11)	(0.45)	(0.56)	$10.69	6.69%	$1,743,485	1.18%	0.70%	1.18%	8.21%
Year Ended October 31, 2013 (c)	$9.02	0.07	1.89	1.96	(0.10)	(0.31)	(0.41)	$10.57	22.57%	$1,384,187	1.13%	0.76%	1.13%	18.63%
Year Ended October 31, 2012 (c)	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%	$1,038,535	1.15%	0.42%	1.15%	19.07%
Year Ended October 31, 2011 (c)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%	$258,058	1.33%	1.11%	1.33%	26.04%
Year Ended October 31, 2010 (c)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%	$248,436	1.33%	0.78%	1.33%	9.62%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$10.63	0.11	0.61	0.72	(0.14)	(0.45)	(0.59)	$10.76	6.99%	$86,976,458	0.88%	1.01%	0.88%	8.21%
Year Ended October 31, 2013 (c)	$9.06	0.10	1.89	1.99	(0.11)	(0.31)	(0.42)	$10.63	22.91%	$75,700,964	0.88%	1.00%	0.88%	18.63%
Year Ended October 31, 2012 (c)	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%	$55,946,652	0.91%	0.75%	0.91%	19.07%
Year Ended October 31, 2011 (c)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%	$43,308,991	1.08%	1.25%	1.08%	26.04%
Year Ended October 31, 2010 (c)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%	$31,456,319	1.09%	1.06%	1.09%	9.62%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$10.68	0.16	0.62	0.78	(0.19)	(0.45)	(0.64)	$10.82	7.58%	$59,581,592	0.38%	1.49%	0.38%	8.21%
Year Ended October 31, 2013 (c)	$9.10	0.14	1.91	2.05	(0.16)	(0.31)	(0.47)	$10.68	23.52%	$45,549,609	0.38%	1.44%	0.38%	18.63%
Year Ended October 31, 2012 (c)	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%	$27,762,165	0.41%	1.24%	0.41%	19.07%
Year Ended October 31, 2011 (c)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%	$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (c)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%	$10,132,411	0.59%	1.53%	0.59%	9.62%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$10.72	0.18	0.63	0.81	(0.22)	(0.45)	(0.67)	$10.86	7.80%	$38,111,236	0.13%	1.66%	0.13%	8.21%
Year Ended October 31, 2013 (c)	$9.14	0.17	1.90	2.07	(0.18)	(0.31)	(0.49)	$10.72	23.71%	$21,472,047	0.13%	1.71%	0.13%	18.63%
Year Ended October 31, 2012 (c)	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%	$13,070,867	0.16%	1.49%	0.16%	19.07%
Year Ended October 31, 2011 (c)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%	$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (c)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%	$5,498,091	0.34%	1.85%	0.34%	9.62%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

87

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2040 Fund (Class R) returned 7.20% versus 9.07% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 191 funds as of October 31, 2014) was 8.52% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 57% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down and if

88

Fund Commentary (con’t.)	Nationwide Destination 2040 Fund

interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2040 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	28%	4.77%
Nationwide International Index Fund Institutional Class	25%	0.01%
Nationwide Mid Cap Market Index Fund Institutional Class	17%	1.93%
Nationwide Portfolio Completion Fund Institutional Class	16%	0.44%
Nationwide Small Cap Index Fund Institutional Class	12%	0.96%
Nationwide Bond Index Fund Institutional Class	2%	0.08%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2040 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

89

Fund Overview	Nationwide Destination 2040 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 57% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Equity Funds	82.3%
Alternative Assets	15.8%
Fixed Income Fund	1.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.1%
Nationwide International Index Fund, Institutional Class	24.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.1%
Nationwide Portfolio Completion Fund, Institutional Class	15.8%
Nationwide Small Cap Index Fund, Institutional Class	12.2%
Nationwide Bond Index Fund, Institutional Class	1.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

90

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	7.49%	12.01%	4.29%	[2]
	w/SC3	1.31%	10.70%	3.43%	[2]
Class C	w/o SC1	6.96%	11.42%	3.77%	[2]
	w/SC4	5.96%	11.42%	3.77%	[2]
Class R5,6		7.20%	11.70%	4.01%	[2]
Institutional Service Class[5]		7.66%	12.24%	4.53%	[2]
Institutional Class[5]		8.00%	12.54%	4.79%	[2]
Morningstar® Lifetime Moderate 2040 Index		9.07%	12.73%	5.80%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.43%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

91

Fund Performance (con’t.)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2040 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2040 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

92

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,023.40	3.01	0.59
	Hypothetical	(b),(c)	1,000.00	1,022.23	3.01	0.59
Class C Shares	Actual	(b)	1,000.00	1,020.80	5.91	1.16
	Hypothetical	(b),(c)	1,000.00	1,019.36	5.90	1.16
Class R Shares(d)	Actual	(b)	1,000.00	1,022.10	4.49	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,024.50	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,025.70	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

93

Statement of Investments

October 31, 2014

Nationwide Destination 2040 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 15.8%
Nationwide Portfolio Completion Fund, Institutional Class (a)	2,543,916	$25,311,967

Total Alternative Assets (cost $24,551,633)		25,311,967

Equity Funds 82.3%
Nationwide International Index Fund, Institutional Class (a)	4,881,971	39,934,524
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,385,952	27,483,422
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,903,630	45,151,453
Nationwide Small Cap Index Fund, Institutional Class (a)	1,231,421	19,542,652

Total Equity Funds (cost $108,424,836)		132,112,051

Fixed Income Fund 1.9%
Nationwide Bond Index Fund, Institutional Class (a)	279,074	3,150,747

Total Fixed Income Fund (cost $3,219,729)		3,150,747

Total Mutual Funds (cost $136,196,198)		160,574,765

Total Investments (cost $136,196,198) (b) — 100.0%		160,574,765

Liabilities in excess of other assets — 0.0%†		(78,812)

NET ASSETS — 100.0%		$160,495,953

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

94

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $136,196,198)	$160,574,765
Receivable for capital shares issued	173,515

Total Assets	160,748,280

Liabilities:
Payable for investments purchased	136,704
Payable for capital shares redeemed	36,528
Accrued expenses and other payables:
Investment advisory fees	16,870
Distribution fees	34,707
Administrative servicing fees	26,502
Trustee fees (Note 3)	468
Professional fees (Note 3)	548

Total Liabilities	252,327

Net Assets	$160,495,953

Represented by:
Capital	$128,934,316
Accumulated net realized gains from affiliated and non-affiliated investments	7,183,070
Net unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	24,378,567

Net Assets	$160,495,953

Net Assets:
Class A Shares	$10,977,672
Class C Shares	636,972
Class R Shares	77,985,896
Institutional Service Class Shares	39,093,799
Institutional Class Shares	31,801,614

Total	$160,495,953

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,037,485
Class C Shares	60,389
Class R Shares	7,404,917
Institutional Service Class Shares	3,683,265
Institutional Class Shares	2,988,648

Total	15,174,704

95

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.58
Class C Shares (b)	$10.55
Class R Shares	$10.53
Institutional Service Class Shares	$10.61
Institutional Class Shares	$10.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.23

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

96

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,806,544
Dividend income from non-affiliates	2

Total Income	2,806,546

EXPENSES:
Investment advisory fees	190,400
Distribution fees Class A	29,959
Distribution fees Class C	5,994
Distribution fees Class R (a)	367,230
Distribution fees Class R1 (b)	20,313
Administrative servicing fees Class A	27,361
Administrative servicing fees Class C	87
Administrative servicing fees Class R (a)	183,615
Administrative servicing fees Class R1 (b)	7,813
Administrative servicing fees Institutional Service Class	84,181
Professional fees (Note 3)	1,605
Trustee fees (Note 3)	4,347

Total Expenses	922,905

NET INVESTMENT INCOME	1,883,641

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,626,701
Net realized gains from investment transactions with affiliates	3,857,378
Net realized gains from investment transactions with non-affiliates	3

Net realized gains from affiliated and non-affiliated investments	8,484,082

Net change in unrealized appreciation/(depreciation) from investments in affiliates	76,872
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	76,869

Net realized/unrealized gains from affiliated and non-affiliated investments	8,560,951

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,444,592

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

97

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$1,883,641	$1,336,915
Net realized gains from affiliated and non-affiliated investments	8,484,082	7,132,444
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	76,869	15,519,279

Change in net assets resulting from operations	10,444,592	23,988,638

Distributions to Shareholders From:
Net investment income:
Class A	(198,758)	(157,232)
Class C	(6,149)	(5,984)
Class R (a)	(877,570)	(610,344)
Class R1 (b)	(103,008)	(90,889)
Institutional Service Class	(577,878)	(367,535)
Institutional Class	(432,366)	(207,316)
Net realized gains:
Class A	(681,244)	(289,313)
Class C	(26,402)	(15,968)
Class R (a)	(3,042,859)	(1,363,785)
Class R1 (b)	(497,826)	(233,291)
Institutional Service Class	(1,475,263)	(553,732)
Institutional Class	(851,957)	(267,950)

Change in net assets from shareholder distributions	(8,771,280)	(4,163,339)

Change in net assets from capital transactions	26,950,980	21,524,290

Change in net assets	28,624,292	41,349,589

Net Assets:
Beginning of year	131,871,661	90,522,072

End of year	$160,495,953	$131,871,661

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,157,838	$4,565,922
Dividends reinvested	880,002	446,545
Cost of shares redeemed	(10,584,876)	(3,515,666)

Total Class A Shares	(2,547,036)	1,496,801

Class C Shares
Proceeds from shares issued	131,382	18,120
Dividends reinvested	32,551	21,952
Cost of shares redeemed	(74,206)	(132,089)

Total Class C Shares	89,727	(92,017)

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

98

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$10,962,908	$11,399,428
Proceeds from shares issued from class conversion	10,281,101	–
Dividends reinvested	3,920,429	1,974,129
Cost of shares redeemed	(10,173,420)	(6,233,414)

Total Class R Shares	14,991,018	7,140,143

Class R1 Shares (b)
Proceeds from shares issued	1,435,862	1,205,425
Dividends reinvested	600,834	324,180
Cost of shares redeemed in class conversion	(10,281,101)	–
Cost of shares redeemed	(576,778)	(1,851,907)

Total Class R1 Shares	(8,821,183)	(322,302)

Institutional Service Class Shares
Proceeds from shares issued	11,610,361	8,702,496
Dividends reinvested	2,053,141	921,267
Cost of shares redeemed	(4,626,743)	(2,510,374)

Total Institutional Service Class Shares	9,036,759	7,113,389

Institutional Class Shares
Proceeds from shares issued	18,031,955	7,058,762
Dividends reinvested	1,284,323	475,266
Cost of shares redeemed	(5,114,583)	(1,345,752)

Total Institutional Class Shares	14,201,695	6,188,276

Change in net assets from capital transactions	$26,950,980	$21,524,290

SHARE TRANSACTIONS:
Class A Shares
Issued	686,123	476,240
Reinvested	87,390	50,611
Redeemed	(1,007,253)	(365,994)

Total Class A Shares	(233,740)	160,857

Class C Shares
Issued	12,520	1,914
Reinvested	3,240	2,505
Redeemed	(7,057)	(14,437)

Total Class C Shares	8,703	(10,018)

Class R Shares (a)
Issued	1,059,390	1,209,020
Issued in class conversion	1,007,201	–
Reinvested	390,365	225,248
Redeemed	(977,545)	(643,477)

Total Class R Shares	1,479,411	790,791

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	137,250	126,567
Reinvested	60,023	37,063
Redeemed in class conversion	(1,007,754)	–
Redeemed	(58,428)	(194,557)

Total Class R1 Shares	(868,909)	(30,927)

Institutional Service Class Shares
Issued	1,113,771	909,847
Reinvested	202,494	103,530
Redeemed	(445,063)	(255,093)

Total Institutional Service Class Shares	871,202	758,284

Institutional Class Shares
Issued	1,719,122	716,493
Reinvested	126,028	53,060
Redeemed	(491,403)	(140,793)

Total Institutional Class Shares	1,353,747	628,760

Total change in shares	2,610,414	2,297,747

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

100

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$10.50	0.15	0.60	0.75	(0.16)	(0.51)	(0.67)	$10.58	7.49%	$10,977,672	0.61%	1.44%	0.61%	10.00%
Year Ended October 31, 2013 (c)	$8.82	0.12	1.96	2.08	(0.14)	(0.26)	(0.40)	$10.50	24.40%	$13,346,054	0.63%	1.27%	0.63%	16.74%
Year Ended October 31, 2012 (c)	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%	$9,796,546	0.66%	0.97%	0.66%	18.76%
Year Ended October 31, 2011 (c)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%	$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (c)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%	$5,923,289	0.84%	0.91%	0.84%	10.38%

Class C Shares
Year Ended October 31, 2014 (c)	$10.48	0.08	0.62	0.70	(0.12)	(0.51)	(0.63)	$10.55	6.96%	$636,972	1.15%	0.76%	1.15%	10.00%
Year Ended October 31, 2013 (c)	$8.82	0.09	1.93	2.02	(0.10)	(0.26)	(0.36)	$10.48	23.65%	$541,780	1.13%	0.92%	1.13%	16.74%
Year Ended October 31, 2012 (c)	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%	$543,944	1.17%	0.51%	1.17%	18.76%
Year Ended October 31, 2011 (c)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%	$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (c)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%	$331,870	1.33%	0.88%	1.33%	10.38%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$10.46	0.10	0.62	0.72	(0.14)	(0.51)	(0.65)	$10.53	7.20%	$77,985,896	0.88%	0.98%	0.88%	10.00%
Year Ended October 31, 2013 (c)	$8.79	0.10	1.94	2.04	(0.11)	(0.26)	(0.37)	$10.46	24.07%	$61,997,351	0.88%	1.02%	0.88%	16.74%
Year Ended October 31, 2012 (c)	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%	$45,158,577	0.91%	0.72%	0.91%	18.76%
Year Ended October 31, 2011 (c)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%	$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (c)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%	$24,661,000	1.08%	0.95%	1.08%	10.38%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$10.54	0.16	0.61	0.77	(0.19)	(0.51)	(0.70)	$10.61	7.66%	$39,093,799	0.38%	1.52%	0.38%	10.00%
Year Ended October 31, 2013 (c)	$8.85	0.14	1.97	2.11	(0.16)	(0.26)	(0.42)	$10.54	24.74%	$29,631,504	0.38%	1.46%	0.38%	16.74%
Year Ended October 31, 2012 (c)	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%	$18,183,863	0.41%	1.21%	0.41%	18.76%
Year Ended October 31, 2011 (c)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%	$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (c)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%	$6,918,721	0.59%	1.41%	0.59%	10.38%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$10.56	0.18	0.62	0.80	(0.21)	(0.51)	(0.72)	$10.64	8.00%	$31,801,614	0.13%	1.67%	0.13%	10.00%
Year Ended October 31, 2013 (c)	$8.87	0.16	1.97	2.13	(0.18)	(0.26)	(0.44)	$10.56	24.98%	$17,265,774	0.13%	1.69%	0.13%	16.74%
Year Ended October 31, 2012 (c)	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%	$8,926,276	0.16%	1.45%	0.16%	18.76%
Year Ended October 31, 2011 (c)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%	$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (c)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%	$3,860,495	0.34%	1.79%	0.34%	10.38%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

101

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2045 Fund (Class R) returned 7.58% versus 8.88% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 152 funds as of October 31, 2014) was 8.78% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 61% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down and if

102

Fund Commentary (con’t.)	Nationwide Destination 2045 Fund

interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2045 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	5.11%
Nationwide International Index Fund Institutional Class	27%	0.01%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	2.04%
Nationwide Small Cap Index Fund Institutional Class	13%	1.05%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.33%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2045 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

103

Fund Overview	Nationwide Destination 2045 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 61% of its allocations and were the largest contributors to the return of the Fund during the reporting period.

Asset Allocation†

Equity Funds	88.2%
Alternative Assets	11.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	29.9%
Nationwide International Index Fund, Institutional Class	26.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.3%
Nationwide Portfolio Completion Fund, Institutional Class	11.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

104

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	7.84%	12.23%	4.37%	[2]
	w/SC3	1.59%	10.91%	3.51%	[2]
Class C	w/o SC1	7.22%	11.62%	3.82%	[2]
	w/SC4	6.22%	11.62%	3.82%	[2]
Class R5,6		7.58%	11.92%	4.1%	[2]
Institutional Service Class[5]		8.07%	12.50%	4.57%	[2]
Institutional Class[5]		8.38%	12.76%	4.86%	[2]
Morningstar® Lifetime Moderate 2045 Index		8.88%	12.66%	5.75%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.42%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

105

Fund Performance (con’t.)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2045 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2045 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

106

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,025.30	2.96	0.58
	Hypothetical	(b),(c)	1,000.00	1,022.28	2.96	0.58
Class C Shares	Actual	(b)	1,000.00	1,020.60	6.37	1.25
	Hypothetical	(b),(c)	1,000.00	1,018.90	6.36	1.25
Class R Shares(d)	Actual	(b)	1,000.00	1,023.00	4.49	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,025.50	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,027.60	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

107

Statement of Investments

October 31, 2014

Nationwide Destination 2045 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 11.8%
Nationwide Portfolio Completion Fund, Institutional Class (a)	1,188,013	$11,820,725

Total Alternative Assets (cost $11,497,123)		11,820,725

Equity Funds 88.2%
Nationwide International Index Fund, Institutional Class (a)	3,284,031	26,863,371
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	905,584	17,957,740
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,916,860	29,807,172
Nationwide Small Cap Index Fund, Institutional Class (a)	833,814	13,232,632

Total Equity Funds (cost $73,774,986)		87,860,915

Total Mutual Funds (cost $85,272,109)		99,681,640

Total Investments (cost $85,272,109) (b) — 100.0%		99,681,640

Liabilities in excess of other assets — 0.0%††		(49,527)

NET ASSETS — 100.0%		$99,632,113

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

††	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

108

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $85,272,109)	$99,681,640
Receivable for capital shares issued	124,765

Total Assets	99,806,405

Liabilities:
Payable for investments purchased	124,253
Payable for capital shares redeemed	511
Accrued expenses and other payables:
Investment advisory fees	10,408
Distribution fees	23,403
Administrative servicing fees	15,108
Trustee fees (Note 3)	283
Professional fees	326

Total Liabilities	174,292

Net Assets	$99,632,113

Represented by:
Capital	$80,968,851
Accumulated net realized gains from affiliated investments	4,253,731
Net unrealized appreciation/(depreciation) from investments in affiliates	14,409,531

Net Assets	$99,632,113

Net Assets:
Class A Shares	$8,630,457
Class C Shares	2,124,737
Class R Shares	49,027,374
Institutional Service Class Shares	17,428,130
Institutional Class Shares	22,421,415

Total	$99,632,113

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	806,140
Class C Shares	199,885
Class R Shares	4,609,995
Institutional Service Class Shares	1,631,048
Institutional Class Shares	2,086,453

Total	9,333,521

109

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.71
Class C Shares (b)	$10.63
Class R Shares	$10.64
Institutional Service Class Shares	$10.69
Institutional Class Shares	$10.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.36

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

110

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,691,819

Total Income	1,691,819

EXPENSES:
Investment advisory fees	114,090
Distribution fees Class A	21,352
Distribution fees Class C	19,719
Distribution fees Class R (a)	226,841
Distribution fees Class R1 (b)	6,530
Administrative servicing fees Class A	19,357
Administrative servicing fees Class C	1,259
Administrative servicing fees Class R (a)	113,420
Administrative servicing fees Class R1 (b)	2,512
Administrative servicing fees Institutional Service Class	34,961
Professional fees (Note 3)	958
Trustee fees (Note 3)	2,540

Total Expenses	563,539

NET INVESTMENT INCOME	1,128,280

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,889,106
Net realized gains from investment transactions with affiliates	2,157,763

Net realized gains from affiliated investments	5,046,869

Net change in unrealized appreciation/(depreciation) from investments in affiliates	238,209

Net realized/unrealized gains from affiliated investments	5,285,078

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,413,358

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

111

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$1,128,280	$734,970
Net realized gains from affiliated investments	5,046,869	2,677,885
Net change in unrealized appreciation/(depreciation) from investments in affiliates	238,209	10,486,832

Change in net assets resulting from operations	6,413,358	13,899,687

Distributions to Shareholders From:
Net investment income:
Class A	(144,395)	(110,404)
Class C	(20,437)	(13,772)
Class R (a)	(577,611)	(383,828)
Class R1 (b)	(38,075)	(20,032)
Institutional Service Class	(242,503)	(136,810)
Institutional Class	(308,985)	(130,909)
Net realized gains:
Class A	(317,284)	(169,214)
Class C	(56,688)	(30,084)
Class R (a)	(1,285,138)	(712,623)
Class R1 (b)	(112,265)	(42,441)
Institutional Service Class	(380,862)	(171,504)
Institutional Class	(367,000)	(136,480)

Change in net assets from shareholder distributions	(3,851,243)	(2,058,101)

Change in net assets from capital transactions	19,593,876	16,485,716

Change in net assets	22,155,991	28,327,302

Net Assets:
Beginning of year	77,476,122	49,148,820

End of year	$99,632,113	$77,476,122

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,697,038	$3,463,270
Dividends reinvested	461,679	279,618
Cost of shares redeemed	(6,473,028)	(2,376,805)

Total Class A Shares	(1,314,311)	1,366,083

Class C Shares
Proceeds from shares issued	222,631	638,309
Dividends reinvested	77,125	43,856
Cost of shares redeemed	(119,842)	(186,221)

Total Class C Shares	179,914	495,944

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

112

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$8,757,244	$8,960,795
Proceeds from shares issued from class conversion	3,586,427	–
Dividends reinvested	1,862,749	1,096,451
Cost of shares redeemed	(6,939,587)	(3,933,790)

Total Class R Shares	7,266,833	6,123,456

Class R1 Shares (b)
Proceeds from shares issued	1,500,165	548,220
Dividends reinvested	150,340	62,473
Cost of shares redeemed in class conversion	(3,586,427)	–
Cost of shares redeemed	(305,136)	(430,441)

Total Class R1 Shares	(2,241,058)	180,252

Institutional Service Class Shares
Proceeds from shares issued	6,848,635	4,738,445
Dividends reinvested	623,365	308,314
Cost of shares redeemed	(2,181,300)	(1,567,930)

Total Institutional Service Class Shares	5,290,700	3,478,829

Institutional Class Shares
Proceeds from shares issued	12,629,320	5,377,565
Dividends reinvested	675,985	267,389
Cost of shares redeemed	(2,893,507)	(803,802)

Total Institutional Class Shares	10,411,798	4,841,152

Change in net assets from capital transactions	$19,593,876	$16,485,716

SHARE TRANSACTIONS:
Class A Shares
Issued	446,754	368,478
Reinvested	45,253	32,039
Redeemed	(611,715)	(249,378)

Total Class A Shares	(119,708)	151,139

Class C Shares
Issued	21,361	69,694
Reinvested	7,611	5,084
Redeemed	(11,568)	(19,809)

Total Class C Shares	17,404	54,969

Class R Shares (a)
Issued	837,981	961,902
Issued in class conversion	348,015	–
Reinvested	183,585	126,842
Redeemed	(664,670)	(410,145)

Total Class R Shares	704,911	678,599

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	143,926	56,851
Reinvested	14,900	7,246
Redeemed in class conversion	(348,525)	–
Redeemed	(30,900)	(44,227)

Total Class R1 Shares	(220,599)	19,870

Institutional Service Class Shares
Issued	653,373	498,725
Reinvested	60,938	35,164
Redeemed	(209,877)	(164,435)

Total Institutional Service Class Shares	504,434	369,454

Institutional Class Shares
Issued	1,192,920	559,027
Reinvested	65,421	30,182
Redeemed	(274,235)	(85,150)

Total Institutional Class Shares	984,106	504,059

Total change in shares	1,870,548	1,778,090

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

114

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$10.41	0.15	0.64	0.79	(0.16)	(0.33)	(0.49)	$10.71	7.84%	$8,630,457	0.61%	1.45%	0.61%	9.77%
Year Ended October 31, 2013 (c)	$8.67	0.12	1.97	2.09	(0.14)	(0.21)	(0.35)	$10.41	24.90%	$9,638,145	0.63%	1.24%	0.63%	14.02%
Year Ended October 31, 2012 (c)	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%	$6,718,030	0.66%	0.95%	0.66%	20.41%
Year Ended October 31, 2011 (c)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%	$4,825,583	0.83%	1.39%	0.83%	29.14%
Year Ended October 31, 2010 (c)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%	$3,401,758	0.83%	0.84%	0.83%	14.72%

Class C Shares
Year Ended October 31, 2014 (c)	$10.35	0.08	0.65	0.73	(0.12)	(0.33)	(0.45)	$10.63	7.22%	$2,124,737	1.20%	0.73%	1.20%	9.77%
Year Ended October 31, 2013 (c)	$8.63	0.07	1.96	2.03	(0.10)	(0.21)	(0.31)	$10.35	24.26%	$1,889,419	1.13%	0.70%	1.13%	14.02%
Year Ended October 31, 2012 (c)	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%	$1,100,900	1.14%	0.26%	1.14%	20.41%
Year Ended October 31, 2011 (c)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%	$207,219	1.33%	0.69%	1.33%	29.14%
Year Ended October 31, 2010 (c)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%	$117,043	1.33%	0.74%	1.33%	14.72%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$10.35	0.11	0.65	0.76	(0.14)	(0.33)	(0.47)	$10.64	7.58%	$49,027,374	0.88%	1.03%	0.88%	9.77%
Year Ended October 31, 2013 (c)	$8.63	0.09	1.95	2.04	(0.11)	(0.21)	(0.32)	$10.35	24.49%	$40,428,471	0.88%	1.00%	0.88%	14.02%
Year Ended October 31, 2012 (c)	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%	$27,832,812	0.91%	0.70%	0.91%	20.41%
Year Ended October 31, 2011 (c)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%	$20,007,152	1.08%	1.12%	1.08%	29.14%
Year Ended October 31, 2010 (c)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%	$13,059,574	1.09%	0.95%	1.09%	14.72%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$10.40	0.16	0.65	0.81	(0.19)	(0.33)	(0.52)	$10.69	8.07%	$17,428,130	0.38%	1.52%	0.38%	9.77%
Year Ended October 31, 2013 (c)	$8.66	0.14	1.97	2.11	(0.16)	(0.21)	(0.37)	$10.40	25.25%	$11,714,723	0.38%	1.46%	0.38%	14.02%
Year Ended October 31, 2012 (c)	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%	$6,558,488	0.41%	1.20%	0.41%	20.41%
Year Ended October 31, 2011 (c)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%	$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010 (c)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%	$2,384,465	0.58%	1.45%	0.58%	14.72%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$10.45	0.18	0.67	0.85	(0.22)	(0.33)	(0.55)	$10.75	8.38%	$22,421,415	0.13%	1.66%	0.13%	9.77%
Year Ended October 31, 2013 (c)	$8.70	0.16	1.98	2.14	(0.18)	(0.21)	(0.39)	$10.45	25.54%	$11,522,855	0.13%	1.64%	0.13%	14.02%
Year Ended October 31, 2012 (c)	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%	$5,207,797	0.16%	1.38%	0.16%	20.41%
Year Ended October 31, 2011 (c)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%	$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010 (c)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%	$2,636,642	0.34%	1.77%	0.34%	14.72%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

115

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2050 Fund (Class R) returned 7.53% versus 8.65% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050 Funds (consisting of 178 funds as of October 31, 2014) was 8.72% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 61% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate

116

Fund Commentary (con’t.)	Nationwide Destination 2050 Fund

risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2050 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	5.11%
Nationwide International Index Fund Institutional Class	27%	0.01%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	2.04%
Nationwide Small Cap Index Fund Institutional Class	13%	1.05%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.33%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2050 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

117

Fund Overview	Nationwide Destination 2050 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 61% of its allocations and were the largest contributors to the return of the Fund during the reporting period.

Asset Allocation†

Equity Funds	88.2%
Alternative Assets	11.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	30.1%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Portfolio Completion Fund, Institutional Class	11.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

118

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	7.78%	12.09%	4.43%	[2]
	w/SC3	1.61%	10.78%	3.57%	[2]
Class C	w/o SC1	7.18%	11.52%	3.82%	[2]
	w/SC4	6.21%	11.52%	3.82%	[2]
Class R5,6		7.53%	11.82%	4.12%	[2]
Institutional Service Class[5]		8.10%	12.37%	4.62%	[2]
Institutional Class[5]		8.23%	12.63%	4.88%	[2]
Morningstar® Lifetime Moderate 2050 Index		8.65%	12.54%	5.69%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.44%
Class R	1.16%
Institutional Services Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

119

Fund Performance (con’t.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2050 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2050 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

120

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,023.70	3.26	0.64
	Hypothetical	(b),(c)	1,000.00	1,021.98	3.26	0.64
Class C Shares	Actual	(b)	1,000.00	1,021.50	5.96	1.17
	Hypothetical	(b),(c)	1,000.00	1,019.31	5.96	1.17
Class R Shares(d)	Actual	(b)	1,000.00	1,023.10	4.49	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,025.40	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,026.60	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

121

Statement of Investments

October 31, 2014

Nationwide Destination 2050 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 11.9%
Nationwide Portfolio Completion Fund, Institutional Class (a)	915,903	$9,113,231

Total Alternative Assets (cost $9,000,250)		9,113,231

Equity Funds 88.2%
Nationwide International Index Fund, Institutional Class (a)	2,530,385	20,698,546
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	696,192	13,805,490
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,478,857	22,996,231
Nationwide Small Cap Index Fund, Institutional Class (a)	628,608	9,976,014

Total Equity Funds (cost $58,785,035)		67,476,281

Total Mutual Funds (cost $67,785,285)		76,589,512

Total Investments (cost $67,785,285) (b) — 100.1%		76,589,512

Liabilities in excess of other assets — (0.1)%		(39,171)

NET ASSETS — 100.0%		$76,550,341

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

122

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $67,785,285)	$76,589,512
Receivable for investments sold	476,812
Receivable for capital shares issued	42,665

Total Assets	77,108,989

Liabilities:
Payable for capital shares redeemed	519,477
Accrued expenses and other payables:
Investment advisory fees	8,060
Distribution fees	17,534
Administrative servicing fees	13,071
Trustee fees (Note 3)	220
Professional fees (Note 3)	286

Total Liabilities	558,648

Net Assets	$76,550,341

Represented by:
Capital	$60,497,497
Accumulated net realized gains from affiliated investments	7,248,617
Net unrealized appreciation/(depreciation) from investments in affiliates	8,804,227

Net Assets	$76,550,341

Net Assets:
Class A Shares	$8,218,137
Class C Shares	110,002
Class R Shares	39,009,104
Institutional Service Class Shares	15,739,026
Institutional Class Shares	13,474,072

Total	$76,550,341

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	851,492
Class C Shares	11,528
Class R Shares	4,081,462
Institutional Service Class Shares	1,632,543
Institutional Class Shares	1,394,111

Total	7,971,136

123

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.65
Class C Shares (b)	$9.54
Class R Shares	$9.56
Institutional Service Class Shares	$9.64
Institutional Class Shares	$9.66
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

124

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,473,773

Total Income	1,473,773

EXPENSES:
Investment advisory fees	99,127
Distribution fees Class A	40,254
Distribution fees Class C	1,012
Distribution fees Class R (a)	174,128
Distribution fees Class R (b)	3,652
Administrative servicing fees Class A	40,254
Administrative servicing fees Class C	25
Administrative servicing fees Class R (a)	87,064
Administrative servicing fees Class R1 (b)	1,405
Administrative servicing fees Institutional Service Class	34,414
Professional fees (Note 3)	862
Trustee fees (Note 3)	2,315

Total Expenses	484,512

NET INVESTMENT INCOME	989,261

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,711,276
Net realized gains from investment transactions with affiliates	5,103,097

Net realized gains from affiliated investments	7,814,373

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,760,509)

Net realized/unrealized gains from affiliated investments	5,053,864

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,043,125

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

125

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$989,261	$756,783
Net realized gains from affiliated investments	7,814,373	6,764,363
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(2,760,509)	6,286,730

Change in net assets resulting from operations	6,043,125	13,807,876

Distributions to Shareholders From:
Net investment income:
Class A	(271,937)	(264,881)
Class C	(1,159)	(1,617)
Class R (a)	(434,313)	(290,966)
Class R1 (b)	(18,060)	(15,836)
Institutional Service Class	(236,927)	(149,830)
Institutional Class	(211,423)	(93,191)
Net realized gains:
Class A	(1,746,788)	(794,249)
Class C	(8,404)	(6,748)
Class R (a)	(2,480,777)	(1,036,393)
Class R (b)	(145,753)	(65,265)
Institutional Service Class	(982,520)	(366,761)
Institutional Class	(739,515)	(184,891)

Change in net assets from shareholder distributions	(7,277,576)	(3,270,628)

Change in net assets from capital transactions	4,248,657	10,956,543

Change in net assets	3,014,206	21,493,791

Net Assets:
Beginning of year	73,536,135	52,042,344

End of year	$76,550,341	$73,536,135

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,855,190	$18,650,042
Dividends reinvested	2,018,725	1,059,130
Cost of shares redeemed	(19,530,071)	(18,888,388)

Total Class A Shares	(12,656,156)	820,784

Class C Shares
Proceeds from shares issued	45,750	14,849
Dividends reinvested	9,563	8,365
Cost of shares redeemed	(27,617)	(97,000)

Total Class C Shares	27,696	(73,786)

Class R Shares (a)
Proceeds from shares issued	8,329,651	6,884,263
Proceeds from shares issued from class conversion	1,911,062	–
Dividends reinvested	2,915,090	1,327,359
Cost of shares redeemed	(3,620,523)	(4,317,276)

Total Class R Shares	9,535,280	3,894,346

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

126

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R1 Shares (b)
Proceeds from shares issued	$345,246	$518,461
Dividends reinvested	163,813	81,101
Cost of shares redeemed in class conversion	(1,911,062)	–
Cost of shares redeemed	(152,592)	(580,481)

Total Class R1 Shares	(1,554,595)	19,081

Institutional Service Class Shares
Proceeds from shares issued	5,500,707	3,905,662
Dividends reinvested	1,219,447	516,591
Cost of shares redeemed	(2,679,710)	(1,900,412)

Total Institutional Service Class Shares	4,040,444	2,521,841

Institutional Class Shares
Proceeds from shares issued	6,676,362	4,956,051
Dividends reinvested	950,938	278,082
Cost of shares redeemed	(2,771,312)	(1,459,856)

Total Institutional Class Shares	4,855,988	3,774,277

Change in net assets from capital transactions	$4,248,657	$10,956,543

SHARE TRANSACTIONS:
Class A Shares
Issued	507,269	2,068,400
Reinvested	220,441	128,380
Redeemed	(2,019,010)	(2,095,801)

Total Class A Shares	(1,291,300)	100,979

Class C Shares
Issued	4,732	1,763
Reinvested	1,054	1,026
Redeemed	(2,969)	(11,439)

Total Class C Shares	2,817	(8,650)

Class R Shares (a)
Issued	883,014	779,156
Issued in class conversion	206,376	–
Reinvested	320,329	162,360
Redeemed	(381,790)	(473,591)

Total Class R Shares	1,027,929	467,925

Class R1 Shares (b)
Issued	36,273	57,216
Reinvested	18,001	9,923
Redeemed in class conversion	(205,996)	–
Redeemed	(16,436)	(63,908)

Total Class R1 Shares	(168,158)	3,231

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	580,256	433,866
Reinvested	132,709	62,373
Redeemed	(284,117)	(212,823)

Total Institutional Service Class Shares	428,848	283,416

Institutional Class Shares
Issued	697,754	535,475
Reinvested	103,128	33,315
Redeemed	(292,483)	(158,683)

Total Institutional Class Shares	508,399	410,107

Total change in shares	508,535	1,257,008

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

128

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$9.88	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	$9.65	7.78%	$8,218,137	0.64%	1.38%	0.64%	27.49%
Year Ended October 31, 2013 (c)	$8.41	0.12	1.87	1.99	(0.13)	(0.39)	(0.52)	$9.88	24.87%	$21,173,452	0.63%	1.29%	0.63%	39.53%
Year Ended October 31, 2012 (c)	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%	$17,170,605	0.67%	0.92%	0.67%	22.16%
Year Ended October 31, 2011 (c)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%	$15,061,292	0.83%	1.49%	0.83%	28.78%
Year Ended October 31, 2010 (c)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%	$13,525,000	0.83%	1.27%	0.83%	16.40%

Class C Shares
Year Ended October 31, 2014 (c)	$9.80	0.08	0.58	0.66	(0.11)	(0.81)	(0.92)	$9.54	7.18%	$110,002	1.16%	0.82%	1.16%	27.49%
Year Ended October 31, 2013 (c)	$8.35	0.10	1.84	1.94	(0.10)	(0.39)	(0.49)	$9.80	24.34%	$85,351	1.14%	1.19%	1.14%	39.53%
Year Ended October 31, 2012 (c)	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%	$144,937	1.17%	0.46%	1.17%	22.16%
Year Ended October 31, 2011 (c)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%	$119,107	1.32%	0.53%	1.32%	28.78%
Year Ended October 31, 2010 (c)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%	$23,491	1.34%	0.78%	1.34%	16.40%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$9.81	0.10	0.59	0.69	(0.13)	(0.81)	(0.94)	$9.56	7.53%	$39,009,104	0.88%	1.01%	0.88%	27.49%
Year Ended October 31, 2013 (c)	$8.35	0.09	1.87	1.96	(0.11)	(0.39)	(0.50)	$9.81	24.62%	$29,951,824	0.88%	0.99%	0.88%	39.53%
Year Ended October 31, 2012 (c)	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%	$21,595,396	0.91%	0.67%	0.91%	22.16%
Year Ended October 31, 2011 (c)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%	$16,686,950	1.08%	1.11%	1.08%	28.78%
Year Ended October 31, 2010 (c)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%	$10,938,108	1.09%	0.93%	1.09%	16.40%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$9.88	0.14	0.61	0.75	(0.18)	(0.81)	(0.99)	$9.64	8.10%	$15,739,026	0.38%	1.52%	0.38%	27.49%
Year Ended October 31, 2013 (c)	$8.41	0.13	1.88	2.01	(0.15)	(0.39)	(0.54)	$9.88	25.18%	$11,898,250	0.38%	1.48%	0.38%	39.53%
Year Ended October 31, 2012 (c)	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%	$7,742,113	0.41%	1.14%	0.41%	22.16%
Year Ended October 31, 2011 (c)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%	$5,663,266	0.58%	1.57%	0.58%	28.78%
Year Ended October 31, 2010 (c)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%	$4,315,631	0.59%	1.40%	0.59%	16.40%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$9.91	0.17	0.59	0.76	(0.20)	(0.81)	(1.01)	$9.66	8.23%	$13,474,072	0.13%	1.75%	0.13%	27.49%
Year Ended October 31, 2013 (c)	$8.43	0.15	1.89	2.04	(0.17)	(0.39)	(0.56)	$9.91	25.55%	$8,774,804	0.13%	1.67%	0.13%	39.53%
Year Ended October 31, 2012 (c)	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%	$4,009,305	0.16%	1.35%	0.16%	22.16%
Year Ended October 31, 2011 (c)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%	$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (c)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%	$1,271,126	0.33%	2.22%	0.33%	16.40%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

129

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2014, the Nationwide Destination 2055 Fund (Class R) returned 7.51% versus 8.41% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 125 funds as of October 31, 2014) was 9.18% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 61% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fund’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s sizable allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the reporting period, as shown in the chart below.

All of the Fund’s underlying funds posted positive returns during the reporting period; however, the Fund’s investment in the Nationwide International Index Fund posted a 0.05% return (contributing 0.01% to the overall Fund performance), thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate

130

Fund Commentary (con’t.)	Nationwide Destination 2055 Fund

risk — if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Destination 2055 Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide S&P 500 Index Fund Institutional Class	30%	5.11%
Nationwide International Index Fund Institutional Class	27%	0.01%
Nationwide Mid Cap Market Index Fund Institutional Class	18%	2.04%
Nationwide Small Cap Index Fund Institutional Class	13%	1.05%
Nationwide Portfolio Completion Fund Institutional Class	12%	0.33%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Destination 2055 Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

Because the Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

131

Fund Overview	Nationwide Destination 2055 Fund

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights

•	All of the Fund’s underlying funds posted positive returns during the reporting period.

•	The Fund’s investments in U.S. equity mutual funds accounted for 61% of its allocations and were the largest contributors to the return of the Fund during the reporting period.

Asset Allocation†

Equity Funds	88.2%
Alternative Assets	11.8%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	13.1%
Nationwide Portfolio Completion Fund, Institutional Class	11.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2014.

132

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	7.75%	13.64%	9.81%	[2]
	w/SC3	1.52%	11.43%	8.13%	[2]
Class C	w/o SC1	7.20%	13.06%	9.19%	[2]
	w/SC4	6.20%	13.06%	9.19%	[2]
Class R5,6		7.51%	13.36%	9.51%	[2]
Institutional Service Class[5]		8.06%	13.98%	10.12%	[2]
Institutional Class[5]		8.38%	14.22%	10.30%	[2]
Morningstar® Lifetime Moderate 2055 Index		8.41%		10.08%
Morningstar® Lifetime Moderate 2050 Index		8.65%		10.27%
CPI		1.66%	1.60%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 28, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.92%
Class C	1.45%
Class R	1.17%
Institutional Services Class	0.67%
Institutional Class	0.42%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

133

Fund Performance (con’t.)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2055 Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate 2055 Index and the Consumer Price Index (CPI) from 1/1/11 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

134

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,024.30	3.16	0.62
	Hypothetical	(b),(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,021.30	6.01	1.18
	Hypothetical	(b),(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares(d)	Actual	(b)	1,000.00	1,023.00	4.49	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,025.30	1.94	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,027.30	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

135

Statement of Investments

October 31, 2014

Nationwide Destination 2055 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 11.8%
Nationwide Portfolio Completion Fund, Institutional Class (a)	275,047	$2,736,713

Total Alternative Assets (cost $2,702,707)		2,736,713

Equity Funds 88.2%
Nationwide International Index Fund, Institutional Class (a)	763,017	6,241,478
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	209,033	4,145,121
Nationwide S&P 500 Index Fund, Institutional Class (a)	444,818	6,916,926
Nationwide Small Cap Index Fund, Institutional Class (a)	191,317	3,036,205

Total Equity Funds (cost $18,566,264)		20,339,730

Total Mutual Funds (cost $21,268,971)		23,076,443

Total Investments (cost $21,268,971) (b) — 100.0%		23,076,443

Liabilities in excess of other assets — 0.0%†		(10,425)

NET ASSETS — 100.0%		$23,066,018

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

136

Statement of Assets and Liabilities

October 31, 2014

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $21,268,971)	$23,076,443
Receivable for investments sold	7,236
Receivable for capital shares issued	63,097

Total Assets	23,146,776

Liabilities:
Payable for capital shares redeemed	70,332
Accrued expenses and other payables:
Investment advisory fees	2,400
Distribution fees	4,398
Administrative servicing fees	3,498
Trustee fees (Note 3)	66
Professional fees (Note 3)	64

Total Liabilities	80,758

Net Assets	$23,066,018

Represented by:
Capital	$20,432,872
Accumulated net realized gains from affiliated investments	825,674
Net unrealized appreciation/(depreciation) from investments in affiliates	1,807,472

Net Assets	$23,066,018

Net Assets:
Class A Shares	$2,272,610
Class C Shares	17,758
Class R Shares	9,775,507
Institutional Service Class Shares	4,938,798
Institutional Class Shares	6,061,345

Total	$23,066,018

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	170,554
Class C Shares	1,333
Class R Shares	735,083
Institutional Service Class Shares	369,656
Institutional Class Shares	453,464

Total	1,730,090

137

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.32
Class C Shares (b)	$13.32
Class R Shares	$13.30
Institutional Service Class Shares	$13.36
Institutional Class Shares	$13.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

138

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$309,918

Total Income	309,918

EXPENSES:
Investment advisory fees	22,002
Distribution fees Class A	3,310
Distribution fees Class C	181
Distribution fees Class R (a)	38,845
Distribution fees Class R1 (b)	696
Administrative servicing fees Class A	3,165
Administrative servicing fees Class C	8
Administrative servicing fees Class R (a)	19,423
Administrative servicing fees Class R1 (b)	268
Administrative servicing fees Institutional Service Class	8,729
Professional fees (Note 3)	174
Trustee fees (Note 3)	466

Total Expenses	97,267

NET INVESTMENT INCOME	212,651

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	463,333
Net realized gains from investment transactions with affiliates	417,832

Net realized gains from affiliated investments	881,165

Net change in unrealized appreciation/(depreciation) from investments in affiliates	81,387

Net realized/unrealized gains from affiliated investments	962,552

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,175,203

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

139

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$212,651	$88,672
Net realized gains from affiliated investments	881,165	155,997
Net change in unrealized appreciation/(depreciation) from investments in affiliates	81,387	1,519,744

Change in net assets resulting from operations	1,175,203	1,764,413

Distributions to Shareholders From:
Net investment income:
Class A	(17,199)	(6,489)
Class C	(223)	(126)
Class R (a)	(94,331)	(36,601)
Class R1 (b)	(3,811)	(1,513)
Institutional Service Class	(55,461)	(11,708)
Institutional Class	(77,288)	(39,028)
Net realized gains:
Class A	(9,496)	(1,787)
Class C	(241)	(51)
Class R (a)	(72,225)	(11,879)
Class R1 (b)	(4,189)	(608)
Institutional Service Class	(28,358)	(1,266)
Institutional Class	(35,207)	(8,305)

Change in net assets from shareholder distributions	(398,029)	(119,361)

Change in net assets from capital transactions	10,552,935	5,640,497

Change in net assets	11,330,109	7,285,549

Net Assets:
Beginning of year	11,735,909	4,450,360

End of year	$23,066,018	$11,735,909

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,893,169	$745,635
Dividends reinvested	26,695	8,276
Cost of shares redeemed	(457,858)	(239,826)

Total Class A Shares	1,462,006	514,085

Class C Shares
Proceeds from shares issued	3,700	6,792
Dividends reinvested	464	177
Cost of shares redeemed	(7,894)	–

Total Class C Shares	(3,730)	6,969

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

140

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$4,000,479	$2,850,666
Proceeds from shares issued from class conversion	424,649	–
Dividends reinvested	166,556	48,480
Cost of shares redeemed	(931,793)	(199,615)

Total Class R Shares	3,659,891	2,699,531

Class R1 Shares (b)
Proceeds from shares issued	211,148	98,952
Dividends reinvested	8,000	2,121
Cost of shares redeemed in class conversion	(424,649)	–
Cost of shares redeemed	(16,095)	(56,846)

Total Class R1 Shares	(221,596)	44,227

Institutional Service Class Shares
Proceeds from shares issued	4,279,350	1,847,660
Dividends reinvested	83,819	12,974
Cost of shares redeemed	(1,684,836)	(279,259)

Total Institutional Service Class Shares	2,678,333	1,581,375

Institutional Class Shares
Proceeds from shares issued	3,197,892	865,473
Dividends reinvested	112,495	47,333
Cost of shares redeemed	(332,356)	(118,496)

Total Institutional Class Shares	2,978,031	794,310

Change in net assets from capital transactions	$10,552,935	$5,640,497

SHARE TRANSACTIONS:
Class A Shares
Issued	145,040	66,689
Reinvested	2,075	767
Redeemed	(35,181)	(21,421)

Total Class A Shares	111,934	46,035

Class C Shares
Issued	279	586
Reinvested	37	17
Redeemed	(599)	–

Total Class C Shares	(283)	603

Class R Shares (a)
Issued	306,734	249,160
Issued in class conversion	32,951	–
Reinvested	13,056	4,532
Redeemed	(71,415)	(16,846)

Total Class R Shares	281,326	236,846

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

141

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R1 Shares (b)
Issued	16,493	8,425
Reinvested	632	200
Redeemed in class conversion	(32,924)	–
Redeemed	(1,267)	(5,085)

Total Class R1 Shares	(17,066)	3,540

Institutional Service Class Shares
Issued	327,536	162,962
Reinvested	6,494	1,152
Redeemed	(128,288)	(24,267)

Total Institutional Service Class Shares	205,742	139,847

Institutional Class Shares
Issued	241,777	74,125
Reinvested	8,700	4,329
Redeemed	(25,317)	(10,248)

Total Institutional Class Shares	225,160	68,206

Total change in shares	806,813	495,077

Amounts designated as “–” are zero or have been rounded to zero.

(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

142

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions				Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2014 (e)	$12.71	0.14	0.83	0.97	(0.21)	(0.15)	(0.36)	$13.32	7.75%		$2,272,610	0.62%	1.10%		0.62%	10.03%
Year Ended October 31, 2013 (e)	$10.40	0.16	2.37	2.53	(0.17)	(0.05)	(0.22)	$12.71	24.74%		$744,954	0.63%	1.37%		0.63%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%		$130,837	0.57%	0.95%		0.57%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%		0.63%	30.50%

Class C Shares
Year Ended October 31, 2014 (e)	$12.71	0.12	0.78	0.90	(0.14)	(0.15)	(0.29)	$13.32	7.20%		$17,758	1.17%	0.89%		1.17%	10.03%
Year Ended October 31, 2013 (e)	$10.40	0.07	2.41	2.48	(0.12)	(0.05)	(0.17)	$12.71	24.17%		$20,535	1.13%	0.64%		1.13%	9.99%
Year Ended October 31, 2012 (e)	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%		$10,530	1.17%	0.41%		1.17%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03%	)	1.33%	30.50%

Class R Shares (g)
Year Ended October 31, 2014 (e)	$12.69	0.13	0.81	0.94	(0.18)	(0.15)	(0.33)	$13.30	7.51%		$9,775,507	0.88%	0.97%		0.88%	10.03%
Year Ended October 31, 2013 (e)	$10.38	0.09	2.41	2.50	(0.14)	(0.05)	(0.19)	$12.69	24.47%		$5,756,542	0.88%	0.80%		0.88%	9.99%
Year Ended October 31, 2012 (e)	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%		$2,250,724	0.89%	0.52%		0.89%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%		0.99%	30.50%

Institutional Service Class Shares
Year Ended October 31, 2014 (e)	$12.74	0.18	0.83	1.01	(0.24)	(0.15)	(0.39)	$13.36	8.06%		$4,938,798	0.38%	1.40%		0.38%	10.03%
Year Ended October 31, 2013 (e)	$10.41	0.11	2.46	2.57	(0.19)	(0.05)	(0.24)	$12.74	25.15%		$2,087,961	0.38%	0.94%		0.38%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%		$250,533	0.33%	1.02%		0.33%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%		0.33%	30.50%

Institutional Class Shares
Year Ended October 31, 2014 (e)	$12.74	0.22	0.83	1.05	(0.27)	(0.15)	(0.42)	$13.37	8.38%		$6,061,345	0.13%	1.66%		0.13%	10.03%
Year Ended October 31, 2013 (e)	$10.41	0.20	2.40	2.60	(0.22)	(0.05)	(0.27)	$12.74	25.44%		$2,909,109	0.14%	1.69%		0.14%	9.99%
Year Ended October 31, 2012 (e)	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%		$1,667,231	0.16%	1.38%		0.16%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%		0.33%	30.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011. Total return is calculated based on inception date of December 27, 2010 through October 31, 2011.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

143

Fund Commentary	Nationwide Retirement Income Fund

For the annual period ended October 31, 2014, the Nationwide Retirement Income Fund (Institutional Service Class) returned 4.18% versus 5.01% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Today Funds (consisting of 131 funds as of October 31, 2014) was 4.75% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period covered in this report was driven primarily by strong positive returns from domestic equities. Representing about 18% of the Fund’s allocations, the Fund’s exposure to the U.S. equity markets contributed significantly to the Fund’s positive performance. In general, U.S. equity markets led the way as large-, mid- and small-capitalization stocks posted gains far exceeding those of international markets during the reporting period. Specifically, the S&P 500® Index (representing large-cap U.S. stocks) rose more than 17%, the S&P MidCap 400® Index (mid-cap stocks) increased 11.7%, and the Russell 2000® Index (small-cap stocks) gained 8.1%. During the reporting period, the Federal Reserve ceased its purchases of assets citing “substantial improvement in the outlook for the labor market since the inception of [the Fed’s] currency asset purchase program” and noting that the Fed “continues to see sufficient underlying strength in the broader economy.”1

The equity markets within foreign developed countries (as distinguished from emerging market countries) posted near-zero returns during the reporting period. The MSCI EAFE® Index (representing developed international equity markets) registered -0.1% for the reporting period. Concerns about the health of Europe’s economy and heightened risk in emerging markets posed headwinds to the international markets.

The Fund’s return also was supported during the reporting period by positive returns from intermediate-term, investment-grade, U.S. fixed-income investments. The Barclays U.S. Aggregate

Bond Index (representing a broad spectrum of such bonds) posted a return of 4.1% during the reporting period, helped along by the drop in interest rates on the bellwether 10-year U.S. Treasury note from a high of 3.04% at the end of 2013 to its period low of 2.34% at the end of October 2014. The drop in rates in the latter part of the reporting period, combined with a flattening of the overall yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds), resulted in generally positive performance for intermediate-term bonds. Short-term, investment-grade, fixed-income rates remained range-bound near zero, effectively keeping returns for this asset class very low.

The return from the Fund’s investment in the Nationwide S&P 500 Index Fund, combined with this underlying fund’s allocation within the Fund, made this underlying fund the largest contributor to the Fund’s return during the period, as shown in the chart below.

Nearly all of the Fund’s underlying funds posted positive returns during the reporting period; the Fund’s investment in the Nationwide Money Market Fund, while relatively small, posted a 0.00% return, thus contributing the least to the Fund’s overall positive return. The Fund’s allocation to the individual sleeves was the cause of underperformance relative to the benchmark.

1	http://www.federalreserve.gov/newsevents/press/monetary/20141029a.htm

Portfolio Managers:

Thomas R. Hickey Jr. and Benjamin A. Richer*, Nationwide Fund Advisors

*	As of April 30, 2014.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down and if interest rates go down, bond prices go up (bonds); and

144

Fund Commentary (con’t.)	Nationwide Retirement Income Fund

currency fluctuations, political risks, and differences in accounting and availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more aggressive investments to more conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA), the Fund’s investment adviser. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA. NFA makes both the asset allocation and underlying fund selection decisions for the Fund. In addition, NWAM serves as the subadviser to certain other Nationwide Funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Nationwide Retirement Income Fund

(October 31, 2014)

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
Nationwide Bond Index Fund Institutional Class	27%	1.10%
Nationwide Inflation-Protected Securities Fund Institutional Class	13%	0.25%
Nationwide S&P 500 Index Fund Institutional Class	10%	1.70%
Nationwide Portfolio Completion Fund Institutional Class	10%	0.27%
iShares Intermediate Credit Bond ETF	9%	0.31%
Nationwide International Index Fund Institutional Class	8%	0.00%

Underlying Fund	Actual Allocation to Fund	Contribution to Fund Performance
iShares 1-3 Year Credit Bond ETF	8%	0.08%
Nationwide Mid Cap Market Index Fund Institutional Class	5%	0.57%
Nationwide Money Market Fund Institutional Class	5%	0.00%
Nationwide Small Cap Index Fund Institutional Class	3%	0.24%
iShares iBoxx $ High Yield Corporate Bond ETF	2%	0.10%
	100%

Actual underlying fund allocations are stated as a percentage of the Fund’s total net assets. Nationwide Fund Advisors (NFA), the investment adviser to the Fund, may add or delete asset classes or change allocations at any time and without notice in order for the Fund to meet its objective or due to market and/or economic conditions. NFA applies a long-term investment horizon with respect to the Fund, and allocation changes are not likely to be made in response to short-term market conditions.

The contribution of underlying funds to Fund performance is based on target underlying fund allocations through the reporting period. Returns reflect the impact of each underlying fund’s fees and expenses, but do not reflect the Nationwide Retirement Income Fund’s fees and expenses. Day-to-day market activity will likely cause the Fund’s target allocations to fluctuate. Under ordinary circumstances, NFA periodically will rebalance the assets of the Fund in order to conform its actual allocations to those stated in the then-current prospectus. For more information, refer to the Fund’s prospectus.

145

Fund Overview	Nationwide Retirement Income Fund

Objective

The Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation.

Highlights

•	Nearly all of the Fund’s underlying funds posted positive returns during the reporting period

•	The Fund’s investments in U.S. equity mutual funds accounted for 18% of its allocations and were the largest contributors to the returns of the Fund during the reporting period.

Asset Allocation†

Fixed Income Funds	58.9%
Equity Funds	26.2%
Alternative Assets	10.1%
Money Market Fund	4.9%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	27.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	13.0%
Nationwide S&P 500 Index Fund, Institutional Class	10.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
iShares Intermediate Credit Bond ETF	9.0%
Nationwide International Index Fund, Institutional Class	8.0%
iShares 1-3 Year Credit Bond ETF	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.0%
Nationwide Money Market Fund, Institutional Class	4.9%
Nationwide Small Cap Index Fund, Institutional Class	3.1%
iShares iBoxx $ High Yield Corporate Bond ETF	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2014.

††	Percentages indicated are based upon total investments as of October 31, 2014.

146

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended October 31, 2014)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	3.89%	4.10%	2.91%	[2]
	w/SC3	(2.11)%	2.86%	2.07%	[2]
Class C	w/o SC1	3.44%	3.60%	2.39%	[2]
	w/SC4	2.44%	3.60%	2.39%	[2]
Class R5,6		3.68%	3.85%	2.67%	[2]
Institutional Service Class[5]		4.18%	4.38%	3.17%	[2]
Institutional Class[5]		4.44%	4.61%	3.41%	[2]
Morningstar® Lifetime Moderate Income Index		5.01%	7.30%	5.44%
CPI		1.66%	1.89%	2.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.41%
Class R	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2014. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

147

Fund Performance (con’t.)	Nationwide Retirement Income Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Retirement Income Fund from inception through 10/31/14 versus the Morningstar Lifetime Moderate Income Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/14. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

148

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2014) and continued to hold your shares at the end of the reporting period (October 31, 2014).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2014 through October 31, 2014. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2014 through October 31, 2014. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Retirement Income Fund October 31, 2014			Beginning Account Value ($) 05/01/14	Ending Account Value ($) 10/31/14	Expenses Paid During Period ($) 05/01/14 - 10/31/14(a)	Expense Ratio During Period (%) 05/01/14 - 10/31/14(a)
Class A Shares	Actual	(b)	1,000.00	1,015.20	3.05	0.60
	Hypothetical	(b),(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	1,012.50	5.99	1.18
	Hypothetical	(b),(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares(d)	Actual	(b)	1,000.00	1,014.20	4.47	0.88
	Hypothetical	(b),(c)	1,000.00	1,020.77	4.48	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,016.70	1.93	0.38
	Hypothetical	(b),(c)	1,000.00	1,023.29	1.94	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,018.00	0.66	0.13
	Hypothetical	(b),(c)	1,000.00	1,024.55	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2014 through October 31, 2014 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

149

Statement of Investments

October 31, 2014

Nationwide Retirement Income Fund

Mutual Funds 81.2%

	Shares	Market Value

Alternative Assets 10.1%
Nationwide Portfolio Completion Fund, Institutional Class (a)	268,712	$2,673,680

Total Alternative Assets (cost $2,644,181)		2,673,680

Equity Funds 26.2%
Nationwide International Index Fund, Institutional Class (a)	261,758	2,141,182
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	67,697	1,342,436
Nationwide S&P 500 Index Fund, Institutional Class (a)	171,941	2,673,679
Nationwide Small Cap Index Fund, Institutional Class (a)	51,036	809,938

Total Equity Funds (cost $6,450,607)		6,967,235

Fixed Income Funds 40.0%
Nationwide Bond Index Fund, Institutional Class (a)	637,371	7,195,918
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	360,857	3,453,398

Total Fixed Income Funds (cost $10,605,288)		10,649,316

Money Market Fund 4.9%
Nationwide Money Market Fund, Institutional Class, 0.00%* (a)	1,314,282	1,314,282

Total Money Market Fund (cost $1,314,282)		1,314,282

Total Mutual Funds (cost $21,014,358)		21,604,513

Exchange Traded Funds 18.9%

	Shares	Market Value

Fixed Income Funds 18.9%
iShares 1-3 Year Credit Bond ETF	20,071	$2,116,888
iShares iBoxx $ High Yield Corporate Bond ETF	5,805	537,137
iShares Intermediate Credit Bond ETF	21,667	2,381,420

Total Exchange Traded Funds (cost $4,995,626)		5,035,445

Total Investments (cost $26,009,984) (b) — 100.1%		26,639,958

Liabilities in excess of other assets — (0.1)%		(15,819)

NET ASSETS — 100.0%		$26,624,139

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

150

Statement of Assets and Liabilities

October 31, 2014

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $21,014,358)	$21,604,513
Investments in non-affiliates, at value (cost $4,995,626)	5,035,445

Total Investments, at value (total cost $26,009,984)	26,639,958

Receivable for investments sold	95,863
Receivable for capital shares issued	17,958

Total Assets	26,753,779

Liabilities:
Payable for capital shares redeemed	112,157
Cash overdraft (Note 2)	1,663
Accrued expenses and other payables:
Investment advisory fees	2,949
Distribution fees	4,605
Administrative servicing fees	8,084
Trustee fees (Note 3)	80
Professional fees (Note 3)	102

Total Liabilities	129,640

Net Assets	$26,624,139

Represented by:
Capital	$25,343,487
Accumulated undistributed net investment income	19,427
Accumulated net realized gains from affiliated and non-affiliated investments	631,251
Net unrealized appreciation/(depreciation) from investments in affiliates	590,155
Net unrealized appreciation/(depreciation) from investments in non-affiliates	39,819

Net Assets	$26,624,139

Net Assets:
Class A Shares	$1,356,251
Class C Shares	344,285
Class R Shares	9,413,390
Institutional Service Class Shares	10,689,944
Institutional Class Shares	4,820,269

Total	$26,624,139

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	136,058
Class C Shares	34,931
Class R Shares	950,810
Institutional Service Class Shares	1,072,602
Institutional Class Shares	483,429

Total	2,677,830

151

Statement of Assets and Liabilities (Continued)

October 31, 2014

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.97
Class C Shares (b)	$9.86
Class R Shares	$9.90
Institutional Service Class Shares	$9.97
Institutional Class Shares	$9.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.58

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

152

Statement of Operations

For the Year Ended October 31, 2014

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$403,198
Dividend income from non-affiliates	89,260

Total Income	492,458

EXPENSES:
Investment advisory fees	35,680
Distribution fees Class A	7,317
Distribution fees Class C	2,519
Distribution fees Class R (a)	46,998
Distribution fees Class R1 (b)	1,176
Administrative servicing fees Class A	6,938
Administrative servicing fees Class C	66
Administrative servicing fees Class R (a)	23,499
Administrative servicing fees Class R1 (b)	452
Administrative servicing fees Institutional Service Class	26,850
Professional fees (Note 3)	142
Trustee fees (Note 3)	907

Total Expenses	152,544

NET INVESTMENT INCOME	339,914

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	479,121
Net realized gains from investment transactions with affiliates	281,367
Net realized gains from investment transactions with non-affiliates	14,661

Net realized gains from affiliated and non-affiliated investments	775,149

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(64,660)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	29,023

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(35,637)

Net realized/unrealized gains from affiliated and non-affiliated investments	739,512

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,079,426

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

153

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations:
Net investment income	$339,914	$179,193
Net realized gains from affiliated and non-affiliated investments	775,149	330,262
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(35,637)	251,584

Change in net assets resulting from operations	1,079,426	761,039

Distributions to Shareholders From:
Net investment income:
Class A	(41,194)	(23,164)
Class C	(2,227)	(838)
Class R (a)	(90,860)	(37,009)
Class R1 (b)	(3,028)	(2,096)
Institutional Service Class	(164,498)	(84,186)
Institutional Class	(65,184)	(24,203)
Net realized gains:
Class A	(29,857)	(33,706)
Class C	(1,479)	(1,604)
Class R (a)	(55,655)	(60,628)
Class R1 (b)	(3,790)	(3,948)
Institutional Service Class	(72,631)	(89,973)
Institutional Class	(19,189)	(17,345)

Change in net assets from shareholder distributions	(549,592)	(378,700)

Change in net assets from capital transactions	(1,332,594)	7,409

Change in net assets	(802,760)	389,748

Net Assets:
Beginning of year	27,426,899	27,037,151

End of year	$26,624,139	$27,426,899

Accumulated undistributed net investment income at end of year	$19,427	$31,637

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,934,230	$3,597,326
Dividends reinvested	70,114	55,952
Cost of shares redeemed	(5,506,694)	(4,365,831)

Total Class A Shares	(2,502,350)	(712,553)

Class C Shares
Proceeds from shares issued	126,132	30,281
Dividends reinvested	3,591	2,442
Cost of shares redeemed	(16,954)	(19,792)

Total Class C Shares	112,769	12,931

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

154

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
CAPITAL TRANSACTIONS: (continued)
Class R Shares (a)
Proceeds from shares issued	$2,525,988	$3,938,189
Proceeds from shares issued from class conversion	584,759	–
Dividends reinvested	146,515	97,637
Cost of shares redeemed	(2,633,783)	(3,380,972)

Total Class R Shares	623,479	654,854

Class R1 Shares (b)
Proceeds from shares issued	103,311	545,940
Dividends reinvested	6,818	6,044
Cost of shares redeemed in class conversion	(584,759)	–
Cost of shares redeemed	(77,135)	(526,177)

Total Class R1 Shares	(551,765)	25,807

Institutional Service Class Shares
Proceeds from shares issued	3,345,544	5,366,203
Dividends reinvested	237,129	174,159
Cost of shares redeemed	(4,142,505)	(6,391,816)

Total Institutional Service Class Shares	(559,832)	(851,454)

Institutional Class Shares
Proceeds from shares issued	3,879,926	2,224,946
Dividends reinvested	84,373	41,548
Cost of shares redeemed	(2,419,194)	(1,388,670)

Total Institutional Class Shares	1,545,105	877,824

Change in net assets from capital transactions	$(1,332,594)	$7,409

SHARE TRANSACTIONS:
Class A Shares
Issued	298,505	368,399
Reinvested	7,238	5,834
Redeemed	(558,806)	(450,401)

Total Class A Shares	(253,063)	(76,168)

Class C Shares
Issued	12,796	3,096
Reinvested	373	256
Redeemed	(1,742)	(2,062)

Total Class C Shares	11,427	1,290

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

155

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
SHARE TRANSACTIONS: (continued)
Class R Shares (a)
Issued	258,588	409,199
Issued in class conversion	60,309	–
Reinvested	15,162	10,235
Redeemed	(268,617)	(351,015)

Total Class R Shares	65,442	68,419

Class R1 Shares (b)
Issued	10,670	57,050
Reinvested	709	631
Redeemed in class conversion	(60,151)	–
Redeemed	(8,031)	(54,742)

Total Class R1 Shares	(56,803)	2,939

Institutional Service Class Shares
Issued	339,601	553,386
Reinvested	24,349	18,168
Redeemed	(421,423)	(661,088)

Total Institutional Service Class Shares	(57,473)	(89,534)

Institutional Class Shares
Issued	395,229	230,101
Reinvested	8,631	4,329
Redeemed	(246,697)	(142,836)

Total Institutional Class Shares	157,163	91,594

Total change in shares	(133,307)	(1,460)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(b)	Effective February 21, 2014, Class R1 Shares were converted into Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

156

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (b)
Class A Shares
Year Ended October 31, 2014 (c)	$9.78	0.13	0.24	0.37	(0.12)	(0.06)	(0.18)	$9.97	3.89%	$1,356,251	0.62%	1.29%		0.62%	46.16%
Year Ended October 31, 2013 (c)	$9.63	0.06	0.21	0.27	(0.05)	(0.07)	(0.12)	$9.78	2.86%	$3,805,115	0.63%	0.60%		0.63%	73.70%
Year Ended October 31, 2012 (c)	$9.74	0.04	0.30	0.34	(0.04)	(0.41)	(0.45)	$9.63	3.77%	$4,480,984	0.67%	0.45%		0.67%	93.99%
Year Ended October 31, 2011 (c)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%	$4,176,502	0.83%	1.96%		0.83%	107.29%
Year Ended October 31, 2010 (c)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%	$4,264,462	0.84%	1.50%		0.84%	40.31%

Class C Shares
Year Ended October 31, 2014 (c)	$9.68	0.06	0.26	0.32	(0.08)	(0.06)	(0.14)	$9.86	3.44%	$344,285	1.16%	0.61%		1.16%	46.16%
Year Ended October 31, 2013 (c)	$9.57	0.01	0.21	0.22	(0.04)	(0.07)	(0.11)	$9.68	2.33%	$227,583	1.13%	0.07%		1.13%	73.70%
Year Ended October 31, 2012 (c)	$9.70	–	0.30	0.30	(0.02)	(0.41)	(0.43)	$9.57	3.30%	$212,629	1.16%	(0.03%	)	1.16%	93.99%
Year Ended October 31, 2011 (c)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%	$163,559	1.33%	0.83%		1.33%	107.29%
Year Ended October 31, 2010 (c)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%	$55,901	1.35%	0.60%		1.35%	40.31%

Class R Shares (d)
Year Ended October 31, 2014 (c)	$9.71	0.09	0.26	0.35	(0.10)	(0.06)	(0.16)	$9.90	3.68%	$9,413,390	0.88%	0.89%		0.88%	46.16%
Year Ended October 31, 2013 (c)	$9.58	0.03	0.21	0.24	(0.04)	(0.07)	(0.11)	$9.71	2.60%	$8,600,119	0.88%	0.29%		0.88%	73.70%
Year Ended October 31, 2012 (c)	$9.69	0.02	0.31	0.33	(0.03)	(0.41)	(0.44)	$9.58	3.58%	$7,829,989	0.92%	0.19%		0.92%	93.99%
Year Ended October 31, 2011 (c)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%	$6,810,440	1.08%	1.59%		1.08%	107.29%
Year Ended October 31, 2010 (c)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%	$5,499,116	1.09%	1.34%		1.09%	40.31%

Institutional Service Class Shares
Year Ended October 31, 2014 (c)	$9.78	0.14	0.26	0.40	(0.15)	(0.06)	(0.21)	$9.97	4.18%	$10,689,944	0.38%	1.42%		0.38%	46.16%
Year Ended October 31, 2013 (c)	$9.62	0.08	0.22	0.30	(0.07)	(0.07)	(0.14)	$9.78	3.16%	$11,049,134	0.38%	0.81%		0.38%	73.70%
Year Ended October 31, 2012 (c)	$9.73	0.07	0.30	0.37	(0.07)	(0.41)	(0.48)	$9.62	4.02%	$11,735,739	0.42%	0.70%		0.42%	93.99%
Year Ended October 31, 2011 (c)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%	$12,758,665	0.58%	2.01%		0.58%	107.29%
Year Ended October 31, 2010 (c)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%	$7,897,217	0.59%	1.79%		0.59%	40.31%

Institutional Class Shares
Year Ended October 31, 2014 (c)	$9.78	0.16	0.26	0.42	(0.17)	(0.06)	(0.23)	$9.97	4.44%	$4,820,269	0.13%	1.60%		0.13%	46.16%
Year Ended October 31, 2013 (c)	$9.63	0.10	0.21	0.31	(0.09)	(0.07)	(0.16)	$9.78	3.33%	$3,191,610	0.13%	1.08%		0.13%	73.70%
Year Ended October 31, 2012 (c)	$9.73	0.09	0.31	0.40	(0.09)	(0.41)	(0.50)	$9.63	4.39%	$2,259,648	0.16%	0.95%		0.16%	93.99%
Year Ended October 31, 2011 (c)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%	$1,456,143	0.33%	2.39%		0.33%	107.29%
Year Ended October 31, 2010 (c)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%	$1,524,099	0.34%	2.28%		0.34%	40.31%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

157

Notes to Financial Statements

October 31, 2014

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2014, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

The Funds currently offer Class A, Class C, Class R, Institutional Service Class and Institutional Class shares. Each class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds operates as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

158

Notes to Financial Statements (Continued)

October 31, 2014

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Shares of unaffiliated exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At October 31, 2014, 100% of the market value of the Funds’ investments was determined based on Level 1 inputs.

During the year ended October 31, 2014, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., pricing service does not provide a price as there may be no market-based quotations or price provided is deemed unreliable by NFA, NFM and/or designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

159

Notes to Financial Statements (Continued)

October 31, 2014

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable these securities are classified as Level 2 otherwise Level 3.

Securities listed on a non-American exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 2 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities held by the Nationwide Money Market Fund (“Money Market”) are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

(b)	Cash Overdraft

As of October 31, 2014, Retirement Income had an overdrawn balance of $1,663, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividend income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such.

160

Notes to Financial Statements (Continued)

October 31, 2014

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2014 are primarily attributable to capital distributions from Underlying Funds and distribution redesignations. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2014 were as follows

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Destination 2010	$—	$25,263	$(25,263)
Destination 2015	—	150,935	(150,935)
Destination 2020	—	262,835	(262,835)
Destination 2025	—	355,034	(355,034)
Destination 2030	—	486,261	(486,261)
Destination 2035	—	366,787	(366,787)
Destination 2040	—	312,088	(312,088)
Destination 2045	—	203,726	(203,726)
Destination 2050	—	184,558	(184,558)
Destination 2055	—	35,662	(35,662)
Retirement Income	—	14,867	(14,867)

Amounts designated as “—” are zero or have been rounded to zero.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a Regulated Investment Company by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a

161

Notes to Financial Statements (Continued)

October 31, 2014

deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last three tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the year ended October 31, 2014, the Funds effective unified management fee rate was 0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the year ended October 31, 2014, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, and 0.50% of Class R shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges ranged from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2014, the Funds imposed front-end sales charges of $73,312.

162

Notes to Financial Statements (Continued)

October 31, 2014

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. Class C CDSCs were 1.00% based on the original purchase price or the current market value of the shares being redeemed. During the year ended October 31, 2014, the Funds imposed CDSCs of $159.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, and Institutional Service Class shares of each Fund. Effective March 1, 2014, Class C shares began charging administrative servicing fees. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class C shares of the Funds.

For the year ended October 31, 2014, the effective rate for administrative services fees that NFS earned was as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.24%	0.07%	0.25%	0.25%
Destination 2015	0.24	0.02	0.25	0.25
Destination 2020	0.23	0.04	0.25	0.25
Destination 2025	0.23	0.03	0.25	0.25
Destination 2030	0.25	0.01	0.25	0.25
Destination 2035	0.23	0.05	0.25	0.25
Destination 2040	0.23	0.01	0.25	0.25
Destination 2045	0.23	0.06	0.25	0.25
Destination 2050	0.25	0.02	0.25	0.25
Destination 2055	0.24	0.04	0.25	0.25
Retirement Income	0.24	0.03	0.25	0.25

For the year ended October 31, 2014, NFS earned the following amounts in administrative services fees from each Fund:

Fund	Amount
Destination 2010	$57,218
Destination 2015	317,349
Destination 2020	518,093
Destination 2025	533,980
Destination 2030	559,055
Destination 2035	378,318
Destination 2040	303,057
Destination 2045	171,509
Destination 2050	163,162
Destination 2055	31,593
Retirement Income	57,805

163

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	0.78%
Destination 2015	30.09
Destination 2020	31.70
Destination 2025	28.64
Destination 2030	26.35
Destination 2035	25.78
Destination 2040	21.57
Destination 2045	16.63
Destination 2050	16.51
Destination 2055	21.02
Retirement Income	31.54

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of affiliated Underlying Funds. The Funds’ transactions in the shares of the affiliated Underlying Funds for the year ended October 31, 2014 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$3,239,706	$346,613	$775,351	$42,578	$31,654	$—	$2,850,154
Nationwide International Index Fund	4,526,920	1,056,109	1,424,789	138,080	405,951	—	4,058,196
Nationwide Mid Cap Market Index Fund	2,599,732	454,720	855,076	26,367	247,906	104,523	2,342,447
Nationwide S&P 500 Index Fund	4,858,911	953,082	1,737,536	86,040	425,850	336,684	4,383,439
Nationwide Small Cap Index Fund	1,288,007	327,169	431,910	15,374	126,273	70,046	1,202,661
Nationwide Bond Index Fund	12,043,578	1,628,190	6,194,922	209,867	(330,315)	199,963	7,335,794
Nationwide Inflation-Protected Securities Fund	2,921,512	309,474	743,746	13,759	(39,542)	—	2,524,318

164

Notes to Financial Statements (Continued)

October 31, 2014

Destination 2015

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$18,972,731	$1,686,922	$3,733,075	$256,043	$(6,332)	$—	$17,216,140
Nationwide International Index Fund	26,777,420	7,089,620	8,130,524	841,745	2,201,854	—	25,281,320
Nationwide Mid Cap Market Index Fund	14,295,204	2,743,221	4,313,730	149,649	1,039,770	592,466	13,588,625
Nationwide S&P 500 Index Fund	28,500,448	5,313,174	9,030,456	520,853	3,031,960	2,029,532	26,742,906
Nationwide Small Cap Index Fund	7,851,734	2,175,796	2,579,055	97,211	656,292	443,040	7,579,829
Nationwide Bond Index Fund	49,186,807	6,704,044	23,810,373	898,625	(1,427,451)	841,572	31,519,300
Nationwide Inflation-Protected Securities Fund	7,897,994	741,441	1,585,627	38,065	(72,424)	—	7,171,704

Destination 2020

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$38,652,887	$6,786,359	$4,657,337	$539,013	$(36,625)	$—	$41,359,549
Nationwide International Index Fund	45,789,280	12,172,884	6,348,532	1,566,716	839,541	—	50,246,538
Nationwide Mid Cap Market Index Fund	26,586,268	5,038,279	3,970,625	296,729	939,660	1,105,700	29,331,982
Nationwide S&P 500 Index Fund	50,724,516	9,018,982	8,124,847	982,332	2,968,103	3,625,661	55,516,243
Nationwide Small Cap Index Fund	11,977,030	3,492,562	2,139,280	155,323	575,775	674,899	13,549,469
Nationwide Bond Index Fund	53,256,573	9,243,147	23,258,852	1,022,093	(1,464,132)	915,468	38,664,392
Nationwide Inflation-Protected Securities Fund	7,272,836	1,065,048	810,233	41,376	(37,702)	—	7,646,084

165

Notes to Financial Statements (Continued)

October 31, 2014

Destination 2025

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$48,758,162	$12,929,892	$7,262,913	$697,092	$(67,155)	$—	$55,164,974
Nationwide International Index Fund	51,124,817	15,134,773	5,856,014	1,789,132	1,202,628	—	58,798,758
Nationwide Mid Cap Market Index Fund	31,643,125	6,646,518	3,552,613	362,223	1,133,339	1,348,409	36,762,440
Nationwide S&P 500 Index Fund	58,495,858	10,885,474	6,191,487	1,160,050	2,257,500	4,280,899	67,765,851
Nationwide Small Cap Index Fund	16,855,201	5,408,569	2,649,677	224,233	694,334	973,255	19,902,385
Nationwide Bond Index Fund	29,345,290	5,092,291	12,304,964	565,505	(807,474)	514,681	21,802,402
Nationwide Inflation-Protected Securities Fund	4,858,279	879,719	382,949	28,726	(22,945)	—	5,434,506

Destination 2030

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$51,064,292	$11,547,826	$11,743,981	$714,564	$(71,252)	$—	$51,710,114
Nationwide International Index Fund	58,513,632	14,144,014	10,751,936	1,967,940	2,433,692	—	60,443,981
Nationwide Mid Cap Market Index Fund	35,849,710	5,897,499	6,639,585	396,532	2,468,702	1,513,802	37,346,664
Nationwide S&P 500 Index Fund	69,044,260	11,787,335	13,908,903	1,329,501	5,886,410	5,003,882	72,078,012
Nationwide Small Cap Index Fund	22,818,666	6,385,623	5,390,932	294,942	1,363,997	1,306,640	24,179,469
Nationwide Bond Index Fund	12,753,205	1,470,801	6,408,001	220,330	(425,335)	225,618	7,639,085
Nationwide Inflation-Protected Securities Fund	5,025,224	762,447	764,850	27,490	(36,970)	—	5,109,867

166

Notes to Financial Statements (Continued)

October 31, 2014

Destination 2035

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$32,816,388	$9,543,448	$3,489,415	$476,965	$(60,592)	$—	$39,383,543
Nationwide International Index Fund	39,368,092	12,504,035	2,495,173	1,430,592	542,606	—	47,942,747
Nationwide Mid Cap Market Index Fund	24,621,290	5,789,263	1,691,054	290,010	691,988	1,055,294	30,365,431
Nationwide S&P 500 Index Fund	45,928,543	11,828,189	5,111,545	937,965	1,779,246	3,381,218	56,508,553
Nationwide Small Cap Index Fund	17,885,931	6,465,777	2,158,091	243,605	591,488	1,040,683	22,539,503
Nationwide Bond Index Fund	3,288,594	788,454	146,967	92,053	(8,503)	58,198	3,931,164

Destination 2040

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$21,125,576	$6,651,585	$2,783,369	$306,832	$(43,600)	$—	$25,311,967
Nationwide International Index Fund	33,000,155	11,504,483	3,347,976	1,197,233	685,702	—	39,934,524
Nationwide Mid Cap Market Index Fund	22,444,974	5,741,026	2,188,647	263,869	944,679	959,407	27,483,422
Nationwide S&P 500 Index Fund	36,958,349	8,740,804	3,590,844	751,959	1,374,142	2,712,195	45,151,453
Nationwide Small Cap Index Fund	15,760,164	6,207,462	2,734,836	212,995	897,677	907,988	19,542,652
Nationwide Bond Index Fund	2,655,149	572,136	75,680	73,656	(1,222)	47,111	3,150,747

167

Notes to Financial Statements (Continued)

October 31, 2014

Destination 2045

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$9,317,473	$3,717,286	$1,352,424	$136,585	$(22,102)	$—	$11,820,725
Nationwide International Index Fund	20,945,434	9,131,804	2,377,709	772,195	443,880	—	26,863,371
Nationwide Mid Cap Market Index Fund	13,968,658	4,380,204	1,321,097	166,416	471,581	598,265	17,957,740
Nationwide S&P 500 Index Fund	23,271,026	6,888,662	2,316,337	479,794	836,318	1,711,760	29,807,172
Nationwide Small Cap Index Fund	10,017,041	4,272,988	1,257,332	136,829	428,086	579,081	13,232,632
Destination 2050

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$8,846,646	$2,798,411	$2,686,761	$123,718	$105,609	$—	$9,113,231
Nationwide International Index Fund	19,834,457	6,880,165	5,554,077	657,397	1,338,755	—	20,698,546
Nationwide Mid Cap Market Index Fund	13,285,522	3,388,063	3,706,700	146,460	986,354	562,151	13,805,490
Nationwide S&P 500 Index Fund	22,114,585	5,135,545	5,894,919	424,107	1,787,859	1,604,800	22,996,231
Nationwide Small Cap Index Fund	9,494,317	3,573,789	3,262,120	122,091	884,520	544,325	9,976,014

Destination 2055

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$1,412,244	$1,486,513	$186,093	$23,609	$8,956	$—	$2,736,713
Nationwide International Index Fund	3,170,120	3,712,366	425,809	144,973	94,861	—	6,241,478
Nationwide Mid Cap Market Index Fund	2,114,697	2,144,313	304,575	30,287	83,361	95,794	4,145,121
Nationwide S&P 500 Index Fund	3,525,759	3,503,519	553,323	86,891	170,909	274,831	6,916,926
Nationwide Small Cap Index Fund	1,518,932	1,697,153	238,587	24,158	59,745	92,708	3,036,205

168

Notes to Financial Statements (Continued)

October 31, 2014

Retirement Income

Affiliated Issuer	Market Value at October 31, 2013	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions	Market Value at October 31, 2014
Nationwide Portfolio Completion Fund (formerly, Nationwide Alternatives Allocation Fund)	$2,742,536	$755,649	$862,267	$37,706	$(4,914)	$—	$2,673,680
Nationwide International Index Fund	2,194,140	987,486	984,733	71,628	117,709	—	2,141,182
Nationwide Mid Cap Market Index Fund	1,371,547	542,603	656,975	14,835	125,172	57,112	1,342,436
Nationwide S&P 500 Index Fund	2,742,536	1,092,264	1,359,497	51,531	316,895	196,201	2,673,679
Nationwide Small Cap Index Fund	818,124	414,281	438,982	10,316	29,614	45,915	809,938
Nationwide Bond Index Fund	10,443,152	3,013,131	6,144,277	198,397	(230,117)	179,893	7,195,918
Nationwide Inflation-Protected Securities Fund	3,565,129	1,196,109	1,358,423	18,785	(72,992)	—	3,453,398
Nationwide Money Market Fund	1,371,547	332,534	389,799	—	—	—	1,314,282

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Earnings Credit

Effective July 17, 2014, the Trust and Nationwide Variable Insurance Trust (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association, permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.07% per year on $100,000,000. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 16, 2015. There were no borrowings under the line of credit during the year ended October 31, 2014.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

169

Notes to Financial Statements (Continued)

October 31, 2014

6.  Investment Transactions

For the year ended October 31, 2014, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$8,895,785	$13,061,191
Destination 2015	41,933,571	56,475,512
Destination 2020	66,936,328	51,322,055
Destination 2025	68,634,202	38,762,152
Destination 2030	57,758,758	56,337,973
Destination 2035	46,919,164	15,092,349
Destination 2040	39,417,496	14,722,406
Destination 2045	28,390,944	8,625,004
Destination 2050	21,775,973	21,104,577
Destination 2055	12,543,864	1,708,387
Retirement Income	12,694,473	13,771,528

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

170

Notes to Financial Statements (Continued)

October 31, 2014

9.  Other

As of October 31, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	91.28%	1
Destination 2015	85.15	3
Destination 2020	85.28	3
Destination 2025	77.14	2
Destination 2030	78.80	2
Destination 2035	81.36	2
Destination 2040	83.90	2
Destination 2045	77.51	1
Destination 2050	74.81	1
Destination 2055	82.58	2
Retirement Income	83.96	3

10.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$445,511	$915,063	$1,360,574	$—	$1,360,574
Destination 2015	2,496,108	3,477,244	5,973,352	—	5,973,352
Destination 2020	4,035,887	5,546,881	9,582,768	—	9,582,768
Destination 2025	4,007,499	7,383,682	11,391,181	—	11,391,181
Destination 2030	3,867,341	13,746,562	17,613,903	—	17,613,903
Destination 2035	2,656,862	7,192,460	9,849,322	—	9,849,322
Destination 2040	2,129,806	6,641,474	8,771,280	—	8,771,280
Destination 2045	1,283,569	2,567,674	3,851,243	—	3,851,243
Destination 2050	1,135,093	6,142,483	7,277,576	—	7,277,576
Destination 2055	237,535	160,494	398,029	—	398,029
Retirement Income	369,840	179,752	549,592	—	549,592
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

171

Notes to Financial Statements (Continued)

October 31, 2014

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$302,634	$781,377	$1,084,011	$—	$1,084,011
Destination 2015	1,663,216	4,190,131	5,853,347	—	5,853,347
Destination 2020	2,794,107	6,574,957	9,369,064	—	9,369,064
Destination 2025	2,671,935	6,367,729	9,039,664	—	9,039,664
Destination 2030	2,807,304	7,866,780	10,674,084	—	10,674,084
Destination 2035	1,798,894	3,980,974	5,779,868	—	5,779,868
Destination 2040	1,437,631	2,725,708	4,163,339	—	4,163,339
Destination 2045	789,436	1,268,665	2,058,101	—	2,058,101
Destination 2050	814,103	2,456,525	3,270,628	—	3,270,628
Destination 2055	94,336	25,025	119,361	—	119,361
Retirement Income	228,342	150,358	378,700	—	378,700
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$14,849	$1,526,211	$1,541,060	$—	$—	$1,319,133	$2,860,193
Destination 2015	107,598	9,099,526	9,207,124	—	—	12,695,731	21,902,855
Destination 2020	80,794	10,213,257	10,294,051	—	—	28,762,997	39,057,048
Destination 2025	—	11,232,715	11,232,715	—	—	35,503,229	46,735,944
Destination 2030	—	18,364,261	18,364,261	—	—	38,712,003	57,076,264
Destination 2035	—	8,477,371	8,477,371	—	—	28,994,551	37,471,922
Destination 2040	—	7,940,106	7,940,106	—	—	23,621,531	31,561,637
Destination 2045	—	4,778,600	4,778,600	—	—	13,884,662	18,663,262
Destination 2050	—	7,588,807	7,588,807	—	—	8,464,037	16,052,844
Destination 2055	—	836,500	836,500	—	—	1,796,646	2,633,146
Retirement Income	95,122	802,846	897,968	—	—	382,683	1,280,651
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

Amounts designated as “—” are zero or have been rounded to zero.

172

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$27,325,346	$1,475,214	$(156,081)	$1,319,133
Destination 2015	133,527,928	13,251,389	(555,658)	12,695,731
Destination 2020	233,159,811	30,041,048	(1,278,051)	28,762,997
Destination 2025	243,777,924	36,622,708	(1,119,479)	35,503,229
Destination 2030	224,926,337	38,712,003	—	38,712,003
Destination 2035	171,676,390	29,575,996	(581,445)	28,994,551
Destination 2040	136,953,234	24,185,559	(564,028)	23,621,531
Destination 2045	85,796,978	14,262,077	(377,415)	13,884,662
Destination 2050	68,125,475	8,774,585	(310,548)	8,464,037
Destination 2055	21,279,797	1,955,851	(159,205)	1,796,646
Retirement Income	26,257,275	551,008	(168,325)	382,683

Amount designated as “—” is zero or has been rounded to zero.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

173

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Retirement Income Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2014

174

Supplemental Information

October 31, 2014 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the taxable year ended October 31, 2014, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	31.24%
Destination 2015	31.87
Destination 2020	36.42
Destination 2025	44.56
Destination 2030	52.27
Destination 2035	54.33
Destination 2040	56.77
Destination 2045	59.98
Destination 2050	60.40
Destination 2055	57.89
Retirement Income	19.40

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$915,063
Destination 2015	3,477,244
Destination 2020	5,546,881
Destination 2025	7,383,682
Destination 2030	13,746,562
Destination 2035	7,192,460
Destination 2040	6,641,474
Destination 2045	2,567,674
Destination 2050	6,142,483
Destination 2055	160,494
Retirement Income	179,752

175

Supplemental Information (Continued)

October 31, 2014 (Unaudited)

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2014, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$135,751	$0.0431
Destination 2015	857,548	0.0574
Destination 2020	1,540,292	0.0605
Destination 2025	1,758,958	0.0664
Destination 2030	1,934,749	0.0770
Destination 2035	1,406,464	0.0757
Destination 2040	1,177,041	0.0776
Destination 2045	759,171	0.0813
Destination 2050	646,309	0.0811
Destination 2055	142,523	0.0824
Retirement Income	70,420	0.0263

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2014, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$5,976	$0.0019
Destination 2015	36,430	0.0024
Destination 2020	67,796	0.0027
Destination 2025	77,421	0.0029
Destination 2030	85,159	0.0034
Destination 2035	61,900	0.0033
Destination 2040	51,804	0.0034
Destination 2045	33,410	0.0036
Destination 2050	28,446	0.0036
Destination 2055	6,270	0.0036
Retirement Income	3,100	0.0012

176

Management Information

October 31, 2014

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to

2010, Albany International Corp. (paper industry) from 2005 to 2013,

Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.

Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None

177

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served1,[2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	117	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None

178

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Lydia Micheaux Marshall[5] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	117

Director of Nationwide Corporation since 2001, Nationwide Financial Services, Inc. since 1997, Nationwide Foundation since 2002, Nationwide Life Insurance Company since 2002, Nationwide Life and Annuity Insurance Company since 2002, Nationwide Mutual Fire Insurance Company since 2001, Nationwide Mutual Insurance Company since 2002, and Scottsdale Insurance Company since 2001 (all financial services and insurance companies). Chair and CEO of Versura, Inc. (data processing) since 1999. Director of Seagate Technology (hard disk drive and storage manufacturer) since 2004. Director of Public Welfare

Foundation (non- profit foundation) since 2009.

179

Management Information (Continued)

October 31, 2014

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly- held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

[5]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

180

Management Information (Continued)

October 31, 2014

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments[3].
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].
Jennifer Tiffany Grinstead 1976	Chief Marketing Officer since March 2014	Ms. Grinstead is Vice President of Nationwide Funds Marketing for NFS.[3] From April 2012 through April 2014, Ms. Grinstead was Assistant Vice President, Life Marketing for NFS.[3] From January 2009 through April 2012, Ms. Grinstead was Assistant Vice President, Retirement Plan Marketing for NFS.[3]
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

181

Market Index Definitions

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Barclays Municipal Bond Index: An unmanaged, market value-weighted index of investment-grade municipal bonds with a minimum credit rating of Baa and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity

182

Market Index Definitions (con’t.)

exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI ACWI: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large-cap and mid-cap representation.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NASDAQ-100 Index: An unmanaged index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market, based on market capitalization.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

183

Market Index Definitions (con’t.)

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Note About Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector of the U.S. equity market.

S&P SmallCap 600® Value Index: An unmanaged index comprising small-capitalization value stocks included in the S&P SmallCap 600® Index. Performance is measured based on the ratios of book value, earnings, and sales to price.

184

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Benchmark index: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Coefficient of correlation: A measure that determines the degree to which the movements of two variables are associated.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond’s maturity together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

185

Glossary (con’t.)

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: An industry or market that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., their stock prices are less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

186

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. © 2014.

AR-TD 12/14

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

2

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2013, and October 31, 2014.

	2013	2014
Audit Fees	$709,889	$1,102,201
Audit-Related Fees	$33,037	$1,730
Tax Fees	$346,456	$358,389	(a)
All Other Fees	$0	$0

Total	$1,089,382	$1,462,320

(a)	Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2013, and October 31, 2014.

	2013	2014
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

3

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2013, and October 31, 2014:

	2013	2014
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2013, and October 31, 2014:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

4

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2014, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2013, and October 31, 2014, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

5

Schedule I—Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

6

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of June 11, 2014, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

7

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 22, 2014

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 22, 2014

*	Print the name and title of each signing officer under his or her signature.

All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR.

[Do not include this language in the filing.]

9